As filed with the Securities and Exchange Commission on March 13, 2006
                                                Registration No. 333-_________

==============================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                             --------------------
                                   Form S-3
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                             --------------------

                                  CWHEQ, Inc.
            (Exact name of registrant as specified in its charter)
                    Delaware                           87-0698310
(State or other jurisdiction of         (I.R.S. Employer Identification Number)
incorporation or origination)
                               4500 Park Granada
                          Calabasas, California 91302
                                (818) 225-3000
         (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

                            Sandor E. Samuels, Esq.
                         Countrywide Home Loans, Inc.
                               4500 Park Granada
                          Calabasas, California 91302
                                (818) 225-3505
      (Name, address, including zip code, and telephone number, including area code, of agent for service)

                             --------------------
                                With a copy to:
                             Edward J. Fine, Esq.
                               Sidley Austin LLP
                              787 Seventh Avenue
                           New York, New York 10019

                             --------------------
         Approximate date of commencement of proposed sale to the public: From time to time from the effective date of this Registration Statement, as determined by market conditions.
         If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. | |
         If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. |X|
         If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. | |
         If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. | |
         If this form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. | |
         If this form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. | |

                                           CALCULATION OF REGISTRATION FEE

Title of each class of Securities to be                      Proposed Maximum    Proposed Maximum
---------------------------------------      Amount to be     Offering Price        Aggregate           Amount of
Registered                                  Registered (1)     Per Unit (2)     Offering Price (2)   Registration Fee
----------                                  --------------   ----------------   ------------------   ----------------

Asset-Backed Securities.................      $1,000,000           100%             $1,000,000             $107

(1) This Registration Statement relates to the offering from time to time of $1,000,000 aggregate principal amount of Asset-Backed Securities and to any resales of them in market making transactions by Countrywide Securities Corporation, an affiliate of the Registrant, to the extent required.

(2)      Estimated for the purpose of calculating the registration fee.


         The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with
Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to
Section 8(a), may determine.

================================================================================

         This Registration Statement includes (1) an illustrative form of prospectus supplement for use in an offering of asset-backed certificates backed by fixed- or adjustable-rate credit blemished mortgage loans secured by first and second liens on one- to four-family residential properties, (2) an illustrative form of prospectus supplement for use in an offering of asset-backed notes backed by fixed- or adjustable-rate credit blemished mortgage loans secured by first and second liens on one- to four-family residential properties, (3) an illustrative form of prospectus supplement for use in an offering of revolving home equity loan asset-backed notes backed by a REMIC pool of adjustable-rate home equity revolving credit line loans secured primarily by first or second liens on one- to four-family residential properties, (4) an illustrative form of prospectus supplement for use in an offering of revolving home equity loan asset-backed notes backed by adjustable-rate home equity revolving credit line loans secured primarily by first or second liens on one- to four-family residential properties, and (5) a base prospectus relating to asset-backed securities.

The information in this prospectus supplement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus supplement is not an offer to sell these securities and it is not soliciting offers to buy these securities in any state where the offer or sale is not permitted.


                 SUBJECT TO COMPLETION, DATED FEBRUARY 6, 2006


PROSPECTUS SUPPLEMENT
(To Prospectus dated [        ], 2006)
                                       $
                                 (Approximate)
                                  CWHEQ, INC.
                                   Depositor
                        [COUNTRYWIDE HOME LOANS, INC.]
                              Sponsor and Seller
                     [Countrywide Home Loans Servicing LP]
                                Master Servicer
               CWHEQ Asset-Backed Certificates Trust 200[ ]-[ ]
                                Issuing Entity
                 Asset-Backed Certificates, Series 200[ ]-[ ]

           Distributions are payable on the [ ]th day of each month,
                           beginning in [ ], 200[ ]

                               ----------------

The issuing entity will issue certificates, including the following classes of certificates being offered pursuant to this prospectus supplement and the accompanying prospectus:


------------ ----------- ---------- ------------- -------------      ---------- ---------- ---------- -------------- -------------
               Original                                                          Original
             Certificate                                                        Certificate
              Principal   Price to  Underwriting   Proceeds to                  Principal   Price to   Underwriting   Proceeds to
Class        Balance(1)     Public      Discount  Depositor(2)       Class      Balance(1)    Public       Discount  Depositor(2)
------------ ----------- ---------- ------------- -------------      ---------- ---------- ---------- -------------- -------------
[AF-1A]               $          %             %             %       [BF]               $          %              %             %
------------ ----------- ---------- ------------- -------------      ---------- ---------- ---------- -------------- -------------
[AF-1B]               $          %             %             %       [2-AV-1]           $          %              %             %
------------ ----------- ---------- ------------- -------------      ---------- ---------- ---------- -------------- -------------
[AF-2]                $          %             %             %       [2-AV-2]           $          %              %             %
------------ ----------- ---------- ------------- -------------      ---------- ---------- ---------- -------------- -------------
[AF-3]                $          %             %             %       [3-AV-1]           $          %              %             %
------------ ----------- ---------- ------------- -------------      ---------- ---------- ---------- -------------- -------------
[AF-4]                $          %             %             %       [3-AV-2]           $          %              %             %
------------ ----------- ---------- ------------- -------------      ---------- ---------- ---------- -------------- -------------
[AF-5A]               $          %             %             %       [3-AV-3]           $          %              %             %
------------ ----------- ---------- ------------- -------------      ---------- ---------- ---------- -------------- -------------
[AF-5B]               $          %             %             %       [3-AV-4]           $          %              %             %
------------ ----------- ---------- ------------- -------------      ---------- ---------- ---------- -------------- -------------
[AF-6]                $          %             %             %       [MV-1]             $          %              %             %
------------ ----------- ---------- ------------- -------------      ---------- ---------- ---------- -------------- -------------
[MF-1]                $          %             %             %       [MV-2]             $          %              %             %
------------ ----------- ---------- ------------- -------------      ---------- ---------- ---------- -------------- -------------
[MF-2]                $          %             %             %       [MV-3]             $          %              %             %
------------ ----------- ---------- ------------- -------------      ---------- ---------- ---------- -------------- -------------
[MF-3]                $          %             %             %       [MV-4]             $          %              %             %
------------ ----------- ---------- ------------- -------------      ---------- ---------- ---------- -------------- -------------
[MF-4]                $          %             %             %       [MV-5]             $          %              %             %
------------ ----------- ---------- ------------- -------------      ---------- ---------- ---------- -------------- -------------
[MF-5]                $          %             %             %       [MV-6]             $          %              %             %
------------ ----------- ---------- ------------- -------------      ---------- ---------- ---------- -------------- -------------
[MF-6]                $          %             %             %       [MV-7]             $          %              %             %
------------ ----------- ---------- ------------- -------------      ---------- ---------- ---------- -------------- -------------
[MF-7]                $          %             %             %       [MV-8]             $          %              %             %
------------ ----------- ---------- ------------- -------------      ---------- ---------- ---------- -------------- -------------
[MF-8]                $          %             %             %       [BV]               $          %              %             %
------------ ----------- ---------- ------------- -------------      ---------- ---------- ---------- -------------- -------------
                                                                     [A-R]              $        (3)            (3)           (3)
------------ ----------- ---------- ------------- -------------      ---------- ---------- ---------- -------------- -------------

-------------------------
Consider carefully the        -------------
risk factors beginning on     (1)  This amount is subject to a permitted
page S-[ ] in this                 variance in the aggregate of plus or minus
prospectus supplement and          [_]%.
on page 2 in the              (2)  Before deducting expenses payable by the
prospectus.                        Depositor estimated to be approximately
                                   $[_______] in the aggregate.
The certificates              (3)  The [Class A-R] certificates will not be
represent obligations of           purchased by the underwriters and are being
the issuing entity only            transferred to [Countrywide Home Loans, Inc.]
and do not represent an            as partial consideration for the sale of the
interest in or obligation          mortgage loans. See "Method of Distribution"
of CWHEQ, Inc.,                    in this prospectus supplement.
[Countrywide Home Loans,
Inc.] or any of their         The classes of certificates offered by this
affiliates.                   prospectus supplement are listed, together with
                              their interest rates, in the tables under "Summary
This prospectus               -- Description of the Certificates" on page S-[ ]
supplement may be used to     of this prospectus supplement. This prospectus
offer and sell the            supplement and the accompanying prospectus relate
offered certificates only     only to the offering of the certificates listed
if accompanied by the         above and not to the other classes of certificates
prospectus.                   that will be issued by the issuing entity.
-------------------------
                              The certificates represent interests in a pool of [adjustable rate][fixed rate], credit blemished mortgage loans that are secured by [first] liens on one- to four-family residential properties, as described in this prospectus supplement.

                              Credit Enhancement for the certificates may consist of:
                              o    [Overcollateralization];
                              o    [Subordination];
                              o    [With respect to the adjustable rate
                                   certificates only, the related interest rate corridor contracts]; and
                              o    [With respect to the [Class AF-5B]
                                   Certificates only, the [Class AF-5B]
                                   Certificate guaranty insurance policy issued by[ ].
                              The credit enhancement for each class of certificates varies. Not all credit enhancement is available for every class. [Amounts received on the interest rate corridor contracts are only available to make distributions on the related [adjustable rate] certificates.] [The [Class AF-5B] Certificate guaranty insurance policy only applies to the [Class

                              AF-5B] Certificates.] The credit enhancement for the certificates is described in more detail in the prospectus supplement.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus supplement or the prospectus. Any representation to the contrary is a criminal offense.

[Underwriter]
                              [Underwriter]
                                                                  [Underwriter]
[        ], 200[   ]

                     Table of Contents

Prospectus Supplement                                     Page
---------------------                                     ----

Summary....................................................S-1
Summary of Transaction Parties............................S-19
Risk Factors..............................................S-20
The Mortgage Pool.........................................S-30
      General.............................................S-30
      [The Statistical Calculation Pool...................S-33
      Assignment of the Mortgage Loans....................S-33
      [Pre-Funding].......................................S-36
      Underwriting Standards..............................S-38
Servicing of the Mortgage Loans...........................S-43
      General.............................................S-43
      The Master Servicer.................................S-43
      Countrywide Home Loans..............................S-44
      Loan Servicing......................................S-45
      Collection Procedures...............................S-46
      Servicing Compensation and Payment of Expenses......S-47
      Adjustment to Servicing Fee in Connection With
        Certain Prepaid Mortgage Loans....................S-47
      Advances............................................S-48
The Issuing Entity........................................S-48
Static Pool Data..........................................S-49
Description of the Certificates...........................S-49
      General.............................................S-49
      Denominations.......................................S-51
      Book-Entry Certificates.............................S-51
      Glossary of Terms...................................S-51
      Deposits to the Certificate Account.................S-65
      Withdrawals from the Certificate Account............S-66
      Deposits to the Distribution Account................S-67
      Withdrawals from the Distribution Account...........S-67
      Investments of Amounts Held in Accounts.............S-68
      Fees and Expenses...................................S-69
      Distributions.......................................S-72
      [Overcollateralization Provisions]..................S-79
      [The Corridor Contracts]............................S-81
      [Calculation of One-Month LIBOR.....................S-87
      [Carryover Reserve Fund.............................S-88
      [Credit Comeback Excess Account.....................S-88
      [Applied Realized Loss Amounts......................S-88
      [[Class AF-5B] Certificate Guaranty
        Insurance Policy..................................S-89
      [The [Class AF-5B] Insurer..........................S-93
      Reports to Certificateholders.......................S-93
      Amendment...........................................S-95
      Voting Rights.......................................S-95
      Optional Purchase of Defaulted Loans................S-95
      Events of Default...................................S-96
      Rights Upon Event of Default........................S-96
      Optional Termination................................S-97
      Certain Matters Regarding the Master Servicer,
        the Depositor, the Sellers [and the NIM Insurer]..S-98
      The Trustee.........................................S-98
      [Co-Trustee]........................................S-99
      Restrictions on Transfer of the Class A-R
        Certificates.....................................S-100
      Ownership of the Residual Certificates.............S-100
      Restrictions on Investment, Suitability
        Requirements.....................................S-101
      [Rights of the NIM Insurer Under the Pooling
        and Servicing Agreement..........................S-101
Yield, Prepayment and Maturity Considerations............S-101
      General............................................S-101
      Prepayments and Yields for the Offered
      Certificates.......................................S-102
      Last Scheduled Distribution Date...................S-103
      Prepayment Model...................................S-105
      Decrement Tables: Weighted Average Lives...........S-105
Legal Proceedings........................................S-117
Material Federal Income Tax Consequences.................S-117
      Taxation of the REMIC Regular Interest
      Components of the Regular Certificates.............S-117
      [Taxation of the Net Rate Carryover Components
      of the Regular Certificates].......................S-118
      [Dispositions of Regular Certificates].............S-119
      [Tax Treatment For Certain Purposes]...............S-119
      [Integration]......................................S-119
      [The Carryover Reserve Fund].......................S-119
      [Residual Certificates]............................S-120
Other Taxes..............................................S-120
ERISA Considerations.....................................S-120
Method of Distribution...................................S-122
Use of Proceeds..........................................S-124
Legal Matters............................................S-124
[Experts]................................................S-125
Ratings..................................................S-126
Index of Defined Terms...................................S-127

ANNEX I..................................................I-1

Prospectus                                            Page
----------                                            ----

Important Notice About Information in This
     Prospectus and Each Accompanying
     Prospectus Supplement...............................4

Risk Factors.............................................5

The Trust Fund..........................................16

Use of Proceeds.........................................22

The Depositor...........................................22

Loan Program............................................22

Description of the Securities...........................25

Credit Enhancement......................................41

Yield and Prepayment Considerations.....................46

The Agreements..........................................49

Certain Legal Aspects of the Loans......................63

Material Federal Income Tax Consequences................77

Other Tax Considerations................................98

ERISA Considerations....................................99

Legal Investment.......................................102

Method of Distribution.................................103

Legal Matters..........................................104

Financial Information..................................104

Rating.................................................104

Index to Defined Terms.................................106

                                    SUMMARY

This summary highlights selected information from this document and does not contain all of the information that you need to consider when making your investment decision. To understand all of the terms of an offering of the certificates, read this entire document and the accompanying prospectus carefully.

While this summary contains an overview of certain calculations, cash flow priorities and other information to aid your understanding, you should read carefully the full description of these calculations, cash flow priorities and other information in this prospectus supplement and the accompanying prospectus before making any investment decision.

Issuing Entity

CWHEQ Asset-Backed Certificates Trust 200[ ]-[ ], a [common law] trust formed under the laws of the State of [New York].

Depositor

CWHEQ, Inc., a Delaware corporation and a limited purpose finance subsidiary of Countrywide Financial Corporation, a Delaware corporation.

See "The Depositor" in the prospectus.

Sponsor and Sellers

[Countrywide Home Loans, Inc.] will be the sponsor of the transaction [and a seller of the mortgage loans]. [Other sellers may include one or more special purpose entities established by Countrywide Financial Corporation or one of its subsidiaries, which acquired the mortgage loans they are selling directly from Countrywide Home Loans, Inc.]

See "Servicing of the Mortgage Loans -- Countrywide Home Loans" in this prospectus supplement.

Master Servicer

[Countrywide Home Loans Servicing LP.]

See "Servicing of the Mortgage Loans -- The Master Servicer" in this prospectus supplement.

Trustee

[Name of Trustee]

See "Description of the Certificates -- The Trustee" in this prospectus supplement.

[Co-Trustee

[Name of Co-Trustee]

See "Description of the Certificates -- The Co-Trustee" in this prospectus supplement.]

[The [Class AF-5B] Insurer

[Name of Insurer] will unconditionally and irrevocably guarantee certain payments on the [Class AF-5B] Certificates on each distribution date pursuant to the terms of a certificate guaranty insurance policy.

See "Description of the Certificates -- The [Class AF-5B] Certificate Guaranty Insurance Policy" and -- The [Class AF-5B] Insurer" in this prospectus supplement.]

[The NIM Insurer

After the closing date, a separate trust or trusts (or other form of entity) may be established to issue net interest margin securities secured by all or a portion of the [Class PF, Class PV, Class CF and Class CV] Certificates. Those net interest margin securities may have the benefit of one or more financial guaranty insurance policies that guaranty payments on those securities. The insurer or insurers issuing these financial guaranty insurance policies are referred to in this prospectus supplement as the "NIM Insurer." The references to the NIM Insurer in this prospectus supplement apply only if the net interest margin securities are so insured.

Any NIM Insurer will have a number of rights under the pooling and servicing agreement that will limit and otherwise affect the rights of the holders of the offered certificates. Any insurance policy issued by a NIM Insurer will not cover, and will not benefit in any manner whatsoever, the offered certificates.

See "Risk Factors--Rights of the NIM Insurer" in this prospectus supplement.]

Pooling and Servicing Agreement

The pooling and servicing agreement among the sellers, the master servicer, the depositor, the trustee [and the co-trustee], under which the issuing entity will be formed.

Cut-off Date

Initial Mortgage Loans:

The later of [ ], 200[ ] and the origination date of that mortgage loan (referred to as the initial cut-off date).

Subsequent Mortgage Loans:

The later of the first day of the month of the related subsequent transfer date and the origination date of that subsequent mortgage loan (referred to as the subsequent cut-off date).

Closing Date

On or about [                    ], 200[  ].

[Pre-Funding

On the closing date, the depositor may elect to deposit an amount of up to 25% of the initial certificate principal balance of the offered certificates in a pre-funding account (referred to as the pre-funded amount).

Pre-Funded Amount:

Any pre-funded amount shall not exceed 25% of the initial certificate principal balance of the offered certificates, which will be allocated among the loan groups so that the amount allocated to any loan group will not exceed 25% of the certificate principal balance of the classes of certificates related to that loan group.

Funding Period:

If the depositor elects to deposit a pre-funded amount on the closing date, the funding period will begin on the closing date and end on the earlier of
(x) the date the amount in the pre-funding account is less than $[ ] and (y) [ ], 200[ ].

Use of Pre-Funded Amount:

If the depositor elects to deposit a pre-funded amount on the closing date, the pre-funded amount is expected to be used to purchase subsequent mortgage loans. Any pre-funded amount not used during the funding period to purchase subsequent mortgage loans will be distributed to holders of the related senior certificates as a prepayment of principal on the distribution date immediately following the end of the funding period.

Restrictions on Subsequent Mortgage Loan Purchases:

Purchases of subsequent mortgage loans are subject to the same criteria as the initial mortgage loans and additional restrictions related to the composition of the related loan group following the acquisition of the subsequent mortgage loans, as described in this prospectus supplement.

Interest Shortfall Payments:

To the extent needed to make required interest payments on the offered certificates and to pay the [Class AF-5B] Insurer the [Class AF-5B] policy premium on or prior to the [ ] 200[ ] distribution date, [Countrywide Home Loans, Inc.] will make interest shortfall payments to the issuing entity to offset shortfalls in interest collections attributable to the pre-funding mechanism or because newly originated loans do not have a payment due date in the due period related to the subject distribution date.

See "The Mortgage Pool -- Pre-Funding" in this prospectus supplement.]

The Mortgage Loans

The mortgage pool will consist of [fixed and adjustable rate], credit-blemished mortgage loans that are secured by [first] liens on one- to four-family properties. The mortgage loans will be divided into [three] separate groups. Each group of mortgage loans is referred to as a "loan group." Loan group [1] will consist of [first lien] [fixed] rate mortgage loans. Loan group [2] and loan group [3] will consist of [first lien] [adjustable] rate mortgage loans.

See "The Mortgage Pool" in this prospectus supplement.

[Statistical Calculation Information]

The statistical information presented in this prospectus supplement relates to a statistical calculation pool that does not reflect all of the mortgage loans that will be included in the issuing entity. Additional mortgage loans will be included in the mortgage pool on the closing date and may be included during the funding period. In addition, certain mortgage loans in the statistical calculation pool may not be included in the mortgage pool on the closing date because they have prepaid in full or were determined not to meet the eligibility requirements for the mortgage pool.

The information with respect to the statistical calculation pool is, unless otherwise specified, based on the scheduled principal balances as of [ ], 200[ ], which is the statistical calculation date. The aggregate stated principal balance of the statistical calculation pool as of the statistical calculation date is referred to as the statistical calculation date pool principal balance. As of the statistical calculation date, the statistical calculation date pool principal balance was approximately $[ ], approximately $[ ] of which consisted of group [1] mortgage loans, approximately $[ ] of which consisted of group [2] mortgage loans and approximately $[ ] of which consisted of group [3] mortgage loans.

Unless otherwise noted, all statistical percentages are measured by the statistical calculation date pool principal balance.

As of the statistical calculation date, the group [1] mortgage loans in the statistical calculation pool had the following characteristics:

Aggregate Current Principal Balance   $[        ]
Weighted Average Mortgage Rate         [     ]%
Range of Mortgage Rates                [     ]% to
                                       [     ]%
Average Current Principal Balance     $[        ]
Range of Outstanding Principal
   Balances                           $[        ] to
                                      $[        ]
Weighted Average Original LTV          [     ]%
Weighted Average Original Term to
   Maturity                            [     ] months
Weighted Average Credit Risk Score
                                       [     ]
Weighted Average Remaining Term to
   Stated Maturity                     [     ] months
Geographic Concentrations in excess
   of 10%:
   [      ]                            [     ]%
   [      ]                            [     ]%

As of the statistical calculation date, the group [2] mortgage loans in the statistical calculation pool had the following characteristics:

Aggregate Current Principal Balance   $[        ]
Weighted Average Gross Margin          [     ]%
Range of Gross Margins                 [     ]% to
                                       [     ]%
Average Current Principal Balance     $[        ]
Range of Outstanding Principal
   Balances                           $[        ] to
                                      $[        ]
Weighted Average Original LTV          [     ]%
Weighted Average Original Term to
   Maturity                            [     ] months
Weighted Average Credit Risk Score
                                       [     ]
Weighted Average Remaining Term to
   Stated Maturity                     [     ] months
Geographic Concentrations in excess
   of 10%:
   [      ]                            [     ]%
   [      ]                            [     ]%

As of the statistical calculation date, the group [3] mortgage loans in the statistical calculation pool had the following characteristics:

Aggregate Current Principal Balance   $[        ]
Weighted Average Gross Margin          [     ]%
Range of Gross Margins                 [     ]% to
                                       [     ]%
Average Current Principal Balance     $[        ]
Range of Outstanding Principal
   Balances                           $[        ] to
                                      $[        ]
Weighted Average Original LTV          [     ]%
Weighted Average Original Term to
   Maturity                            [     ] months
Weighted Average Credit Risk Score
                                       [     ]
Weighted Average Remaining Term to
   Stated Maturity                     [     ] months
Geographic Concentrations in excess
   of 10%:
   [      ]                            [     ]%
   [      ]                            [     ]%

Description of the Certificates

The issuing entity will issue [ ] classes of certificates, [ ] of which are offered by this prospectus supplement and the accompanying prospectus:


                                        Initial
                                    Certificate                                      Final Scheduled
                                      Principal                                         Distribution  Initial Rating  Initial Rating
Class                               Balance (1)    Type                                     Date (2)   (Moody's) (3)       (S&P) (3)
----------------------------------  ------------   --------------------------------  ---------------  --------------  --------------
Offered Certificates
[AF-1A]...........................            $    [Senior/Adjustable Rate]          [      ] 20[  ]          [    ]          [    ]
[AF-1B]...........................            $    [Senior/Fixed Rate]               [      ] 20[  ]          [    ]          [    ]
[AF-2]............................            $    [Senior/Fixed Rate]               [      ] 20[  ]          [    ]          [    ]
[AF-3]............................            $    [Senior/Fixed Rate]               [      ] 20[  ]          [    ]          [    ]
[AF-4]............................            $    [Senior/Fixed Rate]               [      ] 20[  ]          [    ]          [    ]
[AF-5A]...........................            $    [Senior/Fixed Rate]               [      ] 20[  ]    [    ] [(4)]    [    ] [(4)]
[AF-5B]...........................            $    [Senior/Fixed Rate]               [      ] 20[  ]          [    ]          [    ]
[AF-6]............................            $    [Senior/Fixed Rate/               [      ] 20[  ]          [    ]          [    ]
                                                   Non-Accelerated Senior]
[MF-1]............................            $    [Subordinate/Fixed Rate]          [      ] 20[  ]          [    ]          [    ]
[MF-2]............................            $    [Subordinate/Fixed Rate]          [      ] 20[  ]          [    ]          [    ]
[MF-3]............................            $    [Subordinate/Fixed Rate]          [      ] 20[  ]          [    ]          [    ]
[MF-4]............................            $    [Subordinate/Fixed Rate]          [      ] 20[  ]          [    ]          [    ]
[MF-5]............................            $    [Subordinate/Fixed Rate]          [      ] 20[  ]          [    ]          [    ]
[MF-6]............................            $    [Subordinate/Fixed Rate]          [      ] 20[  ]          [    ]          [    ]
[MF-7]............................            $    [Subordinate/Fixed Rate]          [      ] 20[  ]          [    ]          [    ]
[MF-8]............................            $    [Subordinate/Fixed Rate]          [      ] 20[  ]          [    ]          [    ]
[BF]..............................            $    [Subordinate/Fixed Rate]          [      ] 20[  ]          [    ]          [    ]
[2-AV-1]..........................            $    [Senior/Adjustable Rate]          [      ] 20[  ]          [    ]          [    ]
[2-AV-2]..........................            $    [Senior Support/Adjustable Rate]  [      ] 20[  ]          [    ]          [    ]
[3-AV-1]..........................            $    [Senior/Adjustable Rate]          [      ] 20[  ]          [    ]          [    ]
[3-AV-2]..........................            $    [Senior/Adjustable Rate]          [      ] 20[  ]          [    ]          [    ]
[3-AV-3]..........................            $    [Senior/Adjustable Rate]          [      ] 20[  ]          [    ]          [    ]
[3-AV-4]..........................            $    [Senior/Adjustable Rate]          [      ] 20[  ]          [    ]          [    ]
[MV-1]............................            $    [Subordinate/Adjustable Rate]     [      ] 20[  ]          [    ]          [    ]
[MV-2]............................            $    [Subordinate/Adjustable Rate]     [      ] 20[  ]          [    ]          [    ]
[MV-3]............................            $    [Subordinate/Adjustable Rate]     [      ] 20[  ]          [    ]          [    ]
[MV-4]............................            $    [Subordinate/Adjustable Rate]     [      ] 20[  ]          [    ]          [    ]
[MV-5]............................            $    [Subordinate/Adjustable Rate]     [      ] 20[  ]          [    ]          [    ]
[MV-6]............................            $    [Subordinate/Adjustable Rate]     [      ] 20[  ]          [    ]          [    ]
[MV-7]............................            $    [Subordinate/Adjustable Rate]     [      ] 20[  ]          [    ]          [    ]
[MV-8]............................            $    [Subordinate/Adjustable Rate]     [      ] 20[  ]          [    ]          [    ]
[BV]..............................            $    [Subordinate/Adjustable Rate]     [      ] 20[  ]          [    ]          [    ]
[A-R].............................            $    [Senior/REMIC Residual]           [      ] 20[  ]          [    ]          [    ]
Non-Offered Certificates(5)
[Class PF]........................          N/A    [Prepayment Charges]                          N/A              NR              NR
[Class PV]........................          N/A    [Prepayment Charges]                          N/A              NR              NR
[Class CF]........................          N/A    [Residual]                                    N/A              NR              NR
[Class CV]........................          N/A    [Residual]                                    N/A              NR              NR

--------------

(1) This amount is subject to a permitted variance in the aggregate of plus or minus [10]% depending on the amount of mortgage loans actually delivered on the closing date.

(2) Each date was determined as described under "Yield, Prepayment and Maturity Considerations" in this prospectus supplement.

(3) The offered certificates will not be offered unless they are assigned the indicated ratings by [Moody's Investors Service, Inc. ("Moody's")] and [Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P")]. "N/R" indicates that the agency was not asked to rate the certificates. A rating is not a recommendation to buy, sell or hold securities. These ratings may be lowered or withdrawn at any time by either of the rating agencies. See "Ratings" in this prospectus supplement.

(4) [The ratings assigned to the [Class AF-5B] Certificates will be issued without regard to the [Class AF-5B] policy.]

(5) The [Class PF, Class PV, Class CF and Class CV] Certificates are not offered by this prospectus supplement. Any information contained in this prospectus supplement with respect to the [Class PF, Class PV, Class CF and Class CV] Certificates is provided only to permit a better understanding of the offered certificates.



The certificates will also have the following characteristics:


                                        Pass-Through Rate     Pass-Through Rate
                              [Related  Before                After
                                  Loan  Optional              Optional                                             Interest Accrual
Class                       Group (1)]  Termination Date (2)  Termination Date (2)  Delay/Accrual Period           Convention
-----------------------   ------------  --------------------  --------------------  -----------------------------  ----------------
Offered Certificates
[AF-1A]................            [1]  [LIBOR] + [  ]% (3)   [LIBOR] + [  ]% (3)   [0] day/[25]th to [24]th (4)   [Actual/360] (5)
[AF-1B]................            [1]  [  ]% (6)             [  ]% (6)             [24] day/[calendar month] (7)  [30/360] (8)
[AF-2].................            [1]  [  ]% (6)             [  ]% (6)             [24] day/[calendar month] (7)  [30/360] (8)
[AF-3].................            [1]  [  ]% (6)             [  ]% (6)             [24] day/[calendar month] (7)  [30/360] (8)
[AF-4].................            [1]  [  ]% (6)             [  ]% (6)             [24] day/[calendar month] (7)  [30/360] (8)
[AF-5A]................            [1]  [  ]% (9)             [  ]% (9)             [24] day/[calendar month] (7)  [30/360] (8)
[AF-5B]................            [1]  [  ]% (9)             [  ]% (9)             [24] day/[calendar month] (7)  [30/360] (8)
[AF-6].................            [1]  [  ]% (6)             [  ]% (6)             [24] day/[calendar month] (7)  [30/360] (8)
[MF-1].................            [1]  [  ]% (6)             [  ]% (6)             [24] day/[calendar month] (7)  [30/360] (8)
[MF-2].................            [1]  [  ]% (6)             [  ]% (6)             [24] day/[calendar month] (7)  [30/360] (8)
[MF-3].................            [1]  [  ]% (6)             [  ]% (6)             [24] day/[calendar month] (7)  [30/360] (8)
[MF-4].................            [1]  [  ]% (6)             [  ]% (6)             [24] day/[calendar month] (7)  [30/360] (8)
[MF-5].................            [1]  [  ]% (6)             [  ]% (6)             [24] day/[calendar month] (7)  [30/360] (8)
[MF-6].................            [1]  [  ]% (6)             [  ]% (6)             [24] day/[calendar month] (7)  [30/360] (8)
[MF-7].................            [1]  [  ]% (6)             [  ]% (6)             [24] day/[calendar month] (7)  [30/360] (8)
[MF-8].................            [1]  [  ]% (6)             [  ]% (6)             [24] day/[calendar month] (7)  [30/360] (8)
[BF]...................            [1]  [  ]% (6)             [  ]% (6)             [24] day/[calendar month] (7)  [30/360] (8)
[2-AV-1]...............            [2]  [LIBOR] + [  ]% (10)  [LIBOR] + [  ]% (10)  [0] day/[25]th to [24]th (4)   [Actual/360] (5)
[2-AV-2]...............            [2]  [LIBOR] + [  ]% (10)  [LIBOR] + [  ]% (10)  [0] day/[25]th to [24]th (4)   [Actual/360] (5)
[3-AV-1]...............            [3]  [LIBOR] + [  ]% (10)  [LIBOR] + [  ]% (10)  [0] day/[25]th to [24]th (4)   [Actual/360] (5)
[3-AV-2]...............            [3]  [LIBOR] + [  ]% (10)  [LIBOR] + [  ]% (10)  [0] day/[25]th to [24]th (4)   [Actual/360] (5)
[3-AV-3]...............            [3]  [LIBOR] + [  ]% (10)  [LIBOR] + [  ]% (10)  [0] day/[25]th to [24]th (4)   [Actual/360] (5)
[3-AV-4]...............            [3]  [LIBOR] + [  ]% (10)  [LIBOR] + [  ]% (10)  [0] day/[25]th to [24]th (4)   [Actual/360] (5)
[MV-1].................      [2 and 3]  [LIBOR] + [  ]% (10)  [LIBOR] + [  ]% (10)  [0] day/[25]th to [24]th (4)   [Actual/360] (5)
[MV-2].................      [2 and 3]  [LIBOR] + [  ]% (10)  [LIBOR] + [  ]% (10)  [0] day/[25]th to [24]th (4)   [Actual/360] (5)
[MV-3].................      [2 and 3]  [LIBOR] + [  ]% (10)  [LIBOR] + [  ]% (10)  [0] day/[25]th to [24]th (4)   [Actual/360] (5)
[MV-4].................      [2 and 3]  [LIBOR] + [  ]% (10)  [LIBOR] + [  ]% (10)  [0] day/[25]th to [24]th (4)   [Actual/360] (5)
[MV-5].................      [2 and 3]  [LIBOR] + [  ]% (10)  [LIBOR] + [  ]% (10)  [0] day/[25]th to [24]th (4)   [Actual/360] (5)
[MV-6].................      [2 and 3]  [LIBOR] + [  ]% (10)  [LIBOR] + [  ]% (10)  [0] day/[25]th to [24]th (4)   [Actual/360] (5)
[MV-7].................      [2 and 3]  [LIBOR] + [  ]% (10)  [LIBOR] + [  ]% (10)  [0] day/[25]th to [24]th (4)   [Actual/360] (5)
[MV-8].................      [2 and 3]  [LIBOR] + [  ]% (10)  [LIBOR] + [  ]% (10)  [0] day/[25]th to [24]th (4)   [Actual/360] (5)
[BV]...................      [2 and 3]  [LIBOR] + [  ]% (10)  [LIBOR] + [  ]% (10)  [0] day/[25]th to [24]th (4)   [Actual/360] (5)
[A-R]..................   [1, 2 and 3]  (11)                  (11)                  N/A                            N/A
Non-Offered
Certificates
[Class PF].............            [1]  N/A                   N/A                   N/A                            N/A
[Class PV].............      [2 and 3]  N/A                   N/A                   N/A                            N/A
[Class CF].............            [1]  N/A                   N/A                   N/A                            N/A
[Class CV].............      [2 and 3]  N/A                   N/A                   N/A                            N/A

--------------
(1) Generally, distributions of principal and interest on the certificates will be based on amounts available for distribution in respect of the mortgage loans in the related loan group or groups, however, in some circumstances amounts from an unrelated loan group or groups may be allocated to make payments on a class of certificates. For a more detailed description of how the offered certificates will be backed by these cashflows, see "Description of the Certificates -- Distributions" and "-- Overcollateralization Provisions" in this prospectus supplement.

(2) If on any distribution date, the pass-through rate for a class of offered certificates (other than the [Class A-R] Certificates) is based on the applicable interest rate cap, each holder of the applicable certificates will be entitled to receive the resulting shortfall from remaining excess cashflow (if any) to the extent described in this prospectus supplement under "Description of the Certificates -- Overcollateralization Provisions", [and in the case of the [adjustable rate certificates] only, from payments allocated to the issuing entity (if any) in respect of the related interest rate corridor contract as described in this prospectus supplement under "Description of the Certificates -- Distributions -- Distributions of Funds from the Corridor Contracts."]

(3) The pass-through rate for the [Class AF-1A] Certificates may adjust monthly and will be subject to an interest rate cap, as described in this prospectus supplement under "Description of the Certificates -- Distributions -- Distributions of Interest." LIBOR refers to [One-Month] LIBOR for the related interest accrual period calculated as described in this prospectus supplement under "Description of the Certificates -- Calculation of One-Month LIBOR."

(4) [The interest accrual period for any distribution date will be the one-month period from and including the preceding distribution date (or from and including the closing date, in the case of the first distribution date) to and including the day prior to the current distribution date.]

(5) [Interest accrues at the rate specified in this table based on a 360-day year and the actual number of days elapsed during the related accrual period.]

(6) [The pass-through rates for the [Class AF-1B], [Class AF-2], [Class AF-3], [Class AF-4] and [Class AF-6] Certificates and the [fixed rate subordinate certificates] will be subject to an interest rate cap, as described in this prospectus supplement under "Description of the Certificates -- Distributions -- Distributions of Interest."]

(7) [The interest accrual period for any distribution date will be the calendar month preceding that distribution date.]

(8) [Interest accrues at the rate specified in this table based on a 360-day year that consists of twelve 30-day months.]

(9) [The pass-through rates for the [Class AF-5A] and [Class AF-5B] Certificates will be subject to increase after the optional termination date as shown in this table and will be subject to an interest rate cap, as described in this prospectus supplement under "Description of the Certificates -- Distributions -- Distributions of Interest."]

(10) [The pass-through rates for the [Class 2-AV-1], [Class 2-AV-2], [Class 3-AV-1], [Class 3-AV-2], [Class 3-AV-3] and [Class 3-AV-4] Certificates and the [adjustable rate subordinate certificates] may adjust monthly, will be subject to increase after the optional termination date as shown in this table and will be subject to an interest rate cap, in each case as described in this prospectus supplement under "Description of the Certificates -- Distributions -- Distributions of Interest." LIBOR refers to One-Month LIBOR for the related interest accrual period calculated as described in this prospectus supplement under "Description of the Certificates -- Calculation of One-Month LIBOR."]

(11) [The Class A-R Certificates will not accrue any interest.]

See "Description of the Certificates" in this prospectus supplement.

Designations

Designation           Class of Certificates
----------------      ---------------------------------------------------------
[Class AF             [Class AF-1A, Class AF-1B, Class AF-2, Class
  Certificates:]      AF-3, Class AF-4, Class AF-5A, Class AF-5B
                      and Class AF-6 Certificates.]

[Class AV             [Class 2-AV-1, Class 2-AV-2, Class 3-AV-1,
  Certificates:]      Class 3-AV-2, Class 3-AV-3 and Class 3-AV-4
                      Certificates.]

[Senior               [Class AF, Class AV and Class A-R
  Certificates:]      Certificates.]

[Subordinate          [Class MF-1, Class MF-2, Class MF-3,
  Certificates:]      Class MF-4, Class MF-5, Class MF-6,
                      Class MF-7, Class MF-8, Class BF, Class MV-1, Class
                      MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6,
                      Class MV-7, Class MV-8 and Class BV Certificates.]

[Adjustable Rate      [Class MV-1, Class MV-2, Class MV-3,
  Subordinate         Class MV-4, Class MV-5, Class MV-6,
  Certificates:]      Class MV-7, Class MV-8 and Class BV
                      Certificates.]

[Fixed Rate           [Class AF-1B, Class AF-2, Class AF-3, Class
  Certificates:]      AF-4, Class AF-5A, Class AF-5B and Class
                      AF-6 Certificates and the Fixed Rate
                      Subordinate Certificates.]

[Adjustable Rate      [Class AF-1A and Class AV Certificates and
  Certificates:]      the Adjustable Rate Subordinate
                      Certificates.]

[Fixed Rate           [Class MF-1, Class MF-2, Class MF-3,
  Subordinate         Class MF-4, Class MF-5, Class MF-6,
  Certificates:]      Class MF-7, Class MF-8 and Class BF
                      Certificates.]

[Offered              [Senior Certificates and the Subordinate
  Certificates:]      Certificates.]

Record Date

[Adjustable Rate Certificates:]

[The business day immediately preceding a distribution date, or if the adjustable rate certificates are no longer book-entry certificates, the last business day of the month preceding the month of a distribution date. ]

[Class A-R Certificate and Fixed Rate Certificates:]

[The last business day of the month preceding the month of a distribution date.]

Denominations

$[20,000] and multiples of $[1,000] in excess thereof, except that the [Class A-R] Certificates will be issued as two certificates in the denominations specified in the pooling and servicing agreement.

Registration of Certificates

[Offered Certificates other than the Class A-R Certificates:]

Book-entry form. Persons acquiring beneficial ownership interests in the offered certificates (other than the [Class A-R] Certificates) may elect to hold their beneficial interests through The Depository Trust Company, in the United States, or Clearstream, Luxembourg or the Euroclear System, in Europe.

[Class A-R Certificates:]

Fully registered certificated form. The [Class A-R] Certificates will be subject to certain restrictions on transfer described in this prospectus supplement and as more fully provided for in the pooling and servicing agreement.

See "Description of the Certificates -- Book-Entry Certificates" and "-- Restrictions on Transfer of the Class A-R Certificates" in this prospectus supplement.

Distribution Dates

Beginning on [ ], 200[ ], and thereafter on the [ ]th day of each calendar month, or if the [ ]th is not a business day, the next business day.

Interest Payments

On each distribution date, holders of each class of interest-bearing certificates will be entitled to receive:

o the interest that has accrued during the related accrual period at the related pass-through rate on the certificate principal balance immediately prior to the applicable distribution date, and

o    [any interest due on a prior distribution date that was not paid].

The related accrual period, interest calculation convention and pass-through rate for each class of interest-bearing certificates is shown in the table on page S-[ ].

For each class of subordinate certificates, any interest carry forward amount (which is interest due on a prior distribution date that was not paid on a prior distribution date) will be payable from excess cashflow as and to the extent described in this prospectus supplement, [and in the case of the [adjustable rate subordinate certificates] only, from payments allocated to the issuing entity (if any) in respect of the related interest rate corridor contract in the manner described in this prospectus supplement].

There are certain circumstances that could reduce the amount of interest paid to you.

See "Description of the Certificates -- Distributions -- Distributions of Interest" in this prospectus supplement.

Principal Payments

On each distribution date, certificateholders will only receive a distribution of principal on their certificates if there is cash available on that date for the payment of principal. The manner of distributing principal among the classes of certificates will depend on the priority of payments, which will differ, as described in this prospectus supplement, depending upon [whether a distribution date occurs before the stepdown date, or on or after that date, and will depend on the loss and delinquency performance of the mortgage loans].

See "Description of the Certificates -- Distributions -- Distributions of Principal Distributable Amount for Loan Group [1]" and "--Distributions of Principal Distributable Amount for Loan Group [2] and Loan Group [3]" in this prospectus supplement.

Amounts Available for Distributions on the Certificates

Amounts Available with respect to [Interest] Distributions

The amount available for [interest] distributions on the certificates on any distribution date will be calculated on a loan group by loan group basis and will generally consist of the following amounts (subject to the amounts to be netted as described below):

o scheduled payments of interest on the mortgage loans collected during the applicable period less the related servicing fees;

o interest on prepayments to the extent not allocable to the master servicer as additional servicing compensation;

o interest amounts advanced by the master servicer and any required compensating interest paid by the master servicer related to certain prepayments on certain mortgage loans;

o liquidation proceeds on the mortgage loans during the applicable period (to the extent allocable to interest); and

o the amount (if any) of the seller interest shortfall payment paid by [Countrywide Home Loans, Inc.] on any distribution date on or prior to the [ ] 200[ ] distribution date.

Amounts Available with respect to [Principal] Distributions

The amount available for [principal] distributions on the certificates on any distribution date will be calculated on a loan group by loan group basis and will generally consist of the following amounts (subject to the amounts to be netted as described below):

o scheduled payments of principal of the mortgage loans collected during the applicable period or advanced by the master servicer;

o    [prepayments collected in the applicable period];

o the stated principal balance of any mortgage loans repurchased or purchased by a seller or the master servicer, as applicable;

o the difference, if any, between the stated principal balance of a substitute mortgage loan and the related deleted mortgage loan;

o liquidation proceeds on the mortgage loans during the applicable period (to the extent allocable to principal);

o [excess interest (to the extent available) to maintain the targeted overcollateralization level for the related class of certificates as described under "Description of the Certificates -- Overcollateralization Provisions" in this prospectus supplement; and]

o the amount (if any) remaining on deposit in the pre-funding account on the distribution date following the end of the funding period.

Fees and Expenses

The amounts available for distributions on the certificates on any distribution date generally will be net of the following amounts calculated on a loan group by loan group basis:

o the servicing fee and additional servicing compensation (as described in this prospectus supplement under "Description of the Certificates -- Withdrawals from the Collection Account" and "--Withdrawals from the Distribution Account") due to the master servicer;

o    the trustee fee due to the trustee;

o amounts reimbursed to the master servicer and the trustee in respect of advances previously made by them and other amounts for which the master servicer and servicer are entitled to be reimbursed;

o [all prepayment charges (which are distributable only to the [Class PV and Class PF] Certificates); and]

o all other amounts for which the depositor, a seller, the master servicer [or any NIM Insurer] is entitled to be reimbursed.

Any amounts net from the amount available for distribution to the certificateholders will reduce the amount distributed to the certificateholders.

Servicing Compensation

Servicing Fee:

The master servicer will be paid a monthly fee (referred to as the servicing fee) with respect to each mortgage loan equal to one-twelfth of the stated principal balance of that mortgage loan multiplied by [ ]% per annum (referred to as the servicing fee rate).

Additional Servicing Compensation:

The master servicer is also entitled to receive additional servicing compensation from amounts in respect of interest paid on certain principal prepayments, late payment fees, assumption fees and other similar charges [(excluding prepayment charges)] and investment income earned on amounts on deposit in the certain of the issuing entity's accounts.

Source and Priority of Payments:

These amounts will be paid to the master servicer from collections on the mortgage loans prior to any distributions on the certificates.

See "Servicing of the Mortgage Loans -- Servicing Compensation and Payment of Expenses," "Description of the Certificates -- Withdrawals from the Certificate Account" and "-- Withdrawals from the Distribution Account" in this prospectus supplement.

Priority of Payments; Distributions of Interest

[Loan Group [1]]

In general, on any distribution date, loan group [1] [interest] funds will be distributed in the following order:

o concurrently to [(a) the [Class AF-5B] Insurer, the monthly premium for the Class [AF-5B] policy, and (b)] each class of [Class AF] Certificates, current interest and interest carry forward amounts, pro rata based on their respective entitlements;

o    [to the [Class AF-5B] Insurer, any [Class AF-5B] reimbursement amounts;]

o sequentially, in order of their seniority, to each class of [fixed rate] subordinate certificates, current interest for each class; and

o    as part of the fixed rate loan group excess cashflow.

[Loan Group [2] and Loan Group [3]]

In general, on any distribution date, loan group [2] and loan group [3] [interest] funds will be distributed in the following order:

o from loan group [2] [interest] funds, concurrently to each class of [Class 2-AV] Certificates, current interest and interest carry forward amounts, pro rata based on their respective entitlements;

o from loan group [3] [interest] funds, concurrently, to each class of [Class 3-AV] Certificates, current interest and interest carry forward amounts, pro rata based on their respective entitlements;

o from remaining loan group [2] and loan group [3] [interest] funds, to each class of [Class AV] Certificates, any remaining unpaid current interest and any interest carry forward amount, allocated pro rata based on the certificate principal balance of each class of [Class AV] Certificates, with any remaining amounts allocated based on any remaining unpaid current interest and interest carry forward amount for each class of [Class AV] Certificates;

o from any remaining loan group [2] and loan group [3] [interest] funds, sequentially, in order of their seniority, to each class of [adjustable rate subordinate certificates], current interest for each class; and

o from any remaining loan group [2] and loan group [3] [interest] funds, as part of the adjustable rate loan group excess cashflow.

Priority of Payments; Distributions of Principal

General

The manner of distributing principal among the classes of certificates will differ, as described in this prospectus supplement, depending upon whether a distribution date occurs [before the stepdown date, or on or after that date, and depending on whether a trigger event is in effect].

[Effect of the Stepdown Date if a Trigger Event is not in Effect

The "stepdown date" refers to the date on or after which the principal payment priorities change so that on any distribution date on or after the related stepdown date (and so long as no trigger event is in effect), instead of allocating all amounts distributable as principal on the certificates to the related senior classes of certificates for the loan group or loan groups until those senior classes are paid in full, a portion of those amounts distributable as principal will be allocated to the related subordinate certificates.

The amount allocated to each class of certificates on or after the stepdown date and so long as no trigger event is in effect will be based on the targeted level of overcollateralization and subordination for each class of certificates. These amounts are described in more detail under "Description of the Certificates -- Distributions -- Distributions of Principal Distribution Amount for Loan Group [1]" and "-- Distributions of Principal Distribution Amount for Loan Group [2] and Loan Group [3]" in this prospectus supplement.

Trigger Events:

A "trigger event" refers to certain triggers related to the loss and delinquency performance of the mortgage loans. After the stepdown date, if certain trigger events are in effect, the priority of principal payments will revert to the payment priority prior to the stepdown date.

Generally, prior to the stepdown date or if a trigger event is in effect, all amounts distributable as principal on a distribution date will be allocated first to the related senior classes of certificates for the loan group or loan groups, until the senior classes of certificates are paid in full, before any distributions of principal are made on the related subordinate certificates.

The Stepdown Date:

The stepdown date for each class of certificates will be:

o    the later of the [ ] 200[ ] distribution date; and

o the date on which the targeted overcollateralization level related to loan group [1] (in the case of the [Class AF] Certificates and the [fixed rate subordinate certificates]) and the targeted overcollateralization level related to loan group [2] and loan group [3] (in the case of the [Class AV] Certificates and the [adjustable rate subordinate certificates]) is reached.]

Certificate or Loan Group Specific Events that Effect Allocations of Principal

[Class AF] Certificates:

[As described below, the payment priority the [Class AF] Certificates will change, if on any distribution date the aggregate certificate principal balance of the [Class AF] Certificates exceed the stated principal balance of the group [1] mortgage loans and any remaining loan group [1] pre-funded amount. See "--Loan Group [1] - [Class AF Certificates and [Class AF]-5B] Insurer" below.]

[Class 2 AV] Certificates:

[As described below, the payment priority of the [Class 2 AV] Certificates will change, if on any distribution date a group [2] sequential trigger event is in effect. See "--Loan Group [2] and Loan Group [3] - [Class 2-AV] Certificates" below.]

[Class 3-AV] Certificates:

[As described below, the payment priority the [Class 3-AV] Certificates will change, if on any distribution date the aggregate certificate principal balance of the [Class AV] Certificates exceeds the aggregate the stated principal balance of the group [2] and group

[3] mortgage loans and any remaining loan group [2] and loan group [3] pre-funded amount, and the aggregate certificate principal balance of the [Class 3-AV] Certificates exceeds the stated principal balance of the group [3] mortgage loans and any remaining loan group [3] pre-funded amount.]

See "--Loan Group [2] and Loan Group [3] - [Class 3-AV] Certificates" below.

Loan Group [1]

In general, [on any distribution date prior to the fixed rate stepdown date or on which a fixed rate trigger event is in effect], the loan group [1] principal distribution amount will be distributed in the following order:

o [to the [Class AF] Certificates and to the [Class AF-5B] Insurer in the priority described below;]

o [sequentially, in order of their seniority, to each class of [fixed rate subordinate certificates], until the certificate principal balance of each class is reduced to zero; and]

o    [as part of the fixed rate loan group excess cashflow.]

In general, on any distribution date [on or after the fixed rate stepdown date and so long as no fixed rate trigger event is in effect], the loan group [1] principal distribution amount will be distributed in the following order:

o [to the [Class AF] Certificates, up to the [Class AF] principal distribution amount, until the certificate principal balance of each class is reduced to zero, in the priority described below;]

o [to the [Class AF-5B] Insurer, any remaining premium payable with respect to the [Class AF-5B] policy and any remaining reimbursement amount that has not been paid from loan group [1] interest funds for that distribution date;]

o sequentially, in order of their seniority, to each class of [fixed rate subordinate certificates], the fixed rate subordinate class principal distribution amount for that class, until the certificate principal balance thereof is reduced to zero; and

o    [as part of the fixed rate loan group excess cashflow.]

[Class AF Certificates and [Class AF-5B] Insurer:

Generally, for each distribution date prior to the fixed rate stepdown date or on which a fixed rate trigger event is in effect, amounts to be distributed to the [Class AF] Certificates and the [Class AF-5B] Insurer will be distributed in the following order:

         [(i) to the [Class AF]-6 Certificates, the NAS principal distribution amount, until the certificate principal balance thereof is reduced to zero;]

         (ii) concurrently, to the [Class AF-1A] and [Class AF-1B] Certificates, pro rata based on their respective certificate principal balances, until the certificate principal balances thereof are reduced to zero;

         (iii) sequentially, to the [Class AF-2], [Class AF-3] and [Class AF-4] Certificates, in each case until the certificate principal balance thereof is reduced to zero;

         (iv) concurrently, to (x) the [Class AF-5A] Certificates and (y) the [Class AF-5B] Certificates and the [Class AF-5B] Insurer, pro rata (based on, with respect to clause (x), the certificate principal balance of the [Class AF-5A] Certificates, and with respect to clause (y), the certificate principal balance of the [Class AF-5B] Certificates):

               (a) to the [Class AF-5A] Certificates, until the certificate principal balance thereof is reduced to zero, and

               (b) sequentially:

                    [(I) to the [Class AF-5B] Insurer, any remaining premium payable with respect to the [Class AF-5B] policy that has not been paid from loan group [1] interest funds for that distribution date, and]

                    (II) to the [Class AF-5B] Certificates, until the certificate principal balance thereof is reduced to zero;

         (v) [to the [Class AF-6] Certificates without regard to the NAS principal distribution amount, until the certificate principal balance thereof is reduced to zero; and]

         (vi) [to the [Class AF-5B] Insurer, any remaining [Class AF-5B] reimbursement amount that has not been paid from loan group [1] interest funds for that distribution date.]

[However, if on any distribution date, the aggregate certificate principal balance of the [Class AF] Certificates exceed the stated principal balance of the group [1] mortgage loans and any remaining loan group [1] pre-funded amount, the [Class AF] Certificates will receive payments pro rata based on the certificate principal balances thereof, and prior to any payments to the [Class AF-5B] Insurer.]

[Generally, the allocations among the [Class AF] Certificates are the same following the fixed rate stepdown date or if a fixed rate trigger event is in effect as before the stepdown date or a trigger event (except that following the fixed rate stepdown date, provided no fixed rate trigger event is in effect, the [Class AF-5B] Insurer will receive distributions after the [Class AF] Certificates).]]

[Class AF-6 Certificates; NAS Principal Distribution Amount:

The [Class AF-6] Certificates are entitled to receive the NAS principal distribution amount prior to payments of principal of the other [Class AF] Certificates. However, until the distribution date in [ ] 200[ ], the NAS principal distribution amount is equal to zero and it is expected that the AF-6 Certificates will not receive any distributions of principal until the distribution date in [ ] 200[ ]. The NAS principal distribution amount is a specified percentage (that may exceed 100%) of the [Class AF-6] pro rata share of the principal distributable to the [Class AF] Certificates. The specified percentage increases on the distribution date in [ ] 200[ ], [ ] 200[ ] and [ ] 200[ ], when it ultimately reaches [ ]%. Until the [ ] 200[ ] distribution date, it is expected that the [Class AF-6] Certificates will receive a portion of principal payments that is smaller than its pro rata share of principal payments and on or after [ ] 200[ ] distribution date, the [Class AF]-6 Certificates will receive an amount greater than its pro rata share of principal payments.]

Loan Group [2] and Loan Group [3]

In general, on any distribution date [prior to the adjustable rate stepdown date or on which an adjustable rate trigger event is in effect], the loan group [2] and loan group [3] principal distribution amounts will be distributed in the following order:

o    from the loan group [2] principal distribution amount, sequentially,

         (a) to each class of [Class 2-AV] Certificates in the priority described below, until the certificate principal balances thereof are reduced to zero, and

         (b) to each class of [Class 3-AV] Certificates (after the payments described in clause (a) of the next bullet point) in the priority described below, until the certificate principal balances thereof are reduced to zero,

o    from the loan group [3] principal distribution amount, sequentially,

         (a) to each class of [Class 3-AV] Certificates in the priority described below, until the certificate principal balances thereof are reduced to zero, and

         (b) to each class of [Class 2-AV] Certificates (after the payments described in clause (a) of the preceding bullet point) in the priority described below, until the certificate principal balances thereof are reduced to zero;

o from any remaining loan group [2] and loan group [3] principal distribution amounts, sequentially, in order of their seniority, to each class of [adjustable rate subordinate certificates], until the certificate principal balance of each class is reduced to zero; and

o from any remaining loan group [2] and loan group [3] principal distribution amounts, as part of the adjustable rate loan group excess cashflow.

In general, on any distribution date on or after the adjustable rate stepdown date and so long as no adjustable rate trigger event is in effect, the loan group [2] and loan group [3] principal distribution amounts will be distributed in the following order:

o [up to the [Class AV] principal distribution target amount, pro rata based on the related [Class AV] principal distribution allocation amount for the [Class 2-AV] Certificates and the [Class 3-AV] Certificates, respectively, concurrently, to (a) each class of [Class 2-AV] Certificates, in an amount up to the [Class 2-AV] principal distribution amount in the order and priorities set forth below, until the certificate principal balances thereof are reduced to zero, and (b) each class of [Class 3-AV] Certificates, in an amount up to the [Class 3-AV] principal distribution amount in the order and priorities set forth below, until the certificate principal balances thereof are reduced to zero; and after the aggregate certificate principal balance of the [Class 2-AV] or [Class 3-AV] Certificates has been reduced to zero, any remaining unpaid [Class AV] principal distribution target amount will be distributed to the remaining [Class AV] Certificates in the order and priorities set forth below for those certificates;]

o sequentially, in order of their seniority, to each class of [adjustable rate subordinate certificates], the adjustable subordinate class principal distribution amount for that class until the certificate principal balance thereof is reduced to zero; and

o    as part of the adjustable rate loan group excess cashflow.

[Class 2-AV Certificates:

Generally, for each distribution date, amounts to be distributed to the [Class 2-AV] Certificates will be distributed concurrently, to the [Class 2-AV-1] and [Class 2-AV-2] Certificates, pro rata, based on the certificate principal balances thereof, in each case until the certificate principal balances thereof are reduced to zero; but, if a group [2] sequential trigger event is in effect, principal will be distributed to the [Class 2-AV-1] and [Class 2-AV-2] Certificates, sequentially, in that order, in each case until the certificate principal balance thereof is reduced to zero.

A group [2] sequential trigger event is, prior to the distribution date [ ] 200[ ], a separate trigger based on the loss experience of the group [2] mortgage loans, and on or after the distribution date in [ ] 200[ ], an adjustable rate trigger event. The group [2] sequential trigger event is described in more detail under "Description of the Certificates -- Distributions -- Distributions of Principal Distribution Amounts for Loan Group [2] and Loan Group [3]" in this prospectus.]

[Class 3-AV Certificates:

Generally, for each distribution date, amounts to be distributed to the [Class 3-AV] Certificates will be distributed sequentially, to the [Class 3-AV-1], [Class 3-AV-2], [Class 3-AV-3] and [Class 3-AV-4] Certificates, in that order, in each case until the certificate principal balance thereof is reduced to zero. However, if on any distribution date, the aggregate certificate principal balance of the [Class AV] Certificates exceeds the aggregate the stated principal balance of the group [2] and group [3] mortgage loans and any remaining loan group [2] and loan group [3] pre-funded amount, and the aggregate certificate principal balance of the [Class 3-AV] Certificates exceeds the stated principal balance of the group [3] mortgage loans and any remaining loan group [3] pre-funded amount, the [Class 3-AV] Certificates will receive payments of principal pro rata based on the certificate principal balances thereof.]

[Excess Cashflow

Excess cashflow generally refers to the remaining amounts (if any) available for distribution to the certificates after interest and principal distributions have been made. [The [Class AF] and [fixed rate subordinate certificates] may also be allocated certain excess amounts related to fixed rate credit comeback loans. Fixed rate credit comeback loans are loans that provide borrowers the potential of certain mortgage rate reductions for good payment history as described in more detail under "The Mortgage Pool -- General -- Additional Information Regarding the Fixed Rate Mortgage Loans" in this prospectus supplement.]

Generally, excess cashflow from loan group [1] will be allocated to the [Class AF] Certificates and the [fixed rate] subordinate certificates and excess cashflow from loan group [2] and loan group [3] will be allocated to the [Class AV] Certificates and the [adjustable rate] subordinate certificates, however, if there is excess cashflow remaining after certain distributions on the related classes of certificates, a portion of the excess cashflow may be allocated to an unrelated class of certificates as described in this prospectus supplement under "Description of the Certificates -- Overcollateralization Provisions."

Loan Group [1]

In general, on any distribution date, the loan group [1] excess cashflow (if any) (referred to as fixed rate excess cashflow) will be distributed in the following order:

o to each class of [Class AF] Certificates and [fixed rate subordinate certificates], in the same priority as described above with respect to payments of principal, the amount necessary to meet the target overcollateralization level with respect to loan group [1] (referred to as the fixed rate overcollateralization target amount);

o to the [fixed rate subordinate certificates] sequentially, in order of their seniority, any interest carry forward amount and unpaid realized loss amount for each class, in that order;

o to each class of [Class AF] Certificates and [fixed rate subordinate certificates] (in the case of the [Class AF-1A] Certificates, after payments of amounts available (if any) under the related corridor contract), pro rata, to the extent needed to pay any unpaid net rate carryover for the [Class AF] Certificates and [fixed rate subordinate certificates];

o if the target overcollateralization amount with respect to loan group [2] and loan group [3] (referred to as the adjustable rate overcollateralization target amount) has been previously met, to each class of [Class AV] Certificates and [adjustable rate subordinate certificates], in the same priority as described above with respect to payments of principal, the amount necessary to meet the adjustable rate overcollateralization target amount, to the extent not paid from adjustable rate excess cashflow;

o to the [Class 2-AV-2] Certificates and the [adjustable rate subordinate certificates] sequentially, in order of their seniority, any unpaid realized loss amount for each class, to the extent not paid from adjustable rate excess cashflow;

o to the carryover reserve fund, the required carryover reserve fund deposit; and

o to the [Class CF] and [Class A-R] Certificates, as specified in the pooling and servicing agreement.

Loan Group [2] and Loan Group [3]

In general, on any distribution date, the loan group [2] and loan group [3] excess cashflow (if any) (referred to as adjustable rate excess cashflow) will be distributed in the following order:

o to each class of [Class AV] Certificates and [adjustable rate subordinate certificates], in the same priority as described above with respect to payments of principal, the amount necessary to meet the adjustable rate overcollateralization target amount;

o to the [Class 2-AV-2] Certificates and the [adjustable rate subordinate certificates] sequentially, in order of their seniority, any interest carry forward amount and unpaid realized loss amount for each class, in that order;

o to each class of [Class AV] Certificates and [adjustable rate subordinate certificates] (after payments of amounts available (if any) under the related corridor contract), pro rata, to the extent needed to pay any unpaid net rate carryover for the [Class AV] Certificates and [adjustable rate subordinate certificates];

o if the fixed rate target overcollateralization amount has been previously met, to each class of [Class AF] Certificates and [fixed rate subordinate certificates], in the same priority as described above with respect to payments of principal, the amount necessary to meet the fixed rate overcollateralization target amount to the extent not paid from fixed rate excess cashflow;

o to the [fixed rate subordinate certificates] sequentially, in order of their seniority, any unpaid realized loss amount for each class to the extent not paid from fixed rate excess cashflow;

o to the carryover reserve fund, the required carryover reserve fund deposit;

o if a [Class 3-AV-1] acceleration event is in effect, to the [Class 3-AV-1] Certificates, the [Class 3-AV-1] acceleration amount; and

o to the [Class CV] and [Class A-R] Certificates, as specified in the pooling and servicing agreement.

[Class 3-AV-1 Target Amount:]

After the distribution date in [ ] 20[ ], if the certificate principal balance of the [Class 3-AV-1] Certificates after all other distributions of principal exceeds a specified target amount (referred to as a [Class 3-AV-1] acceleration event), remaining adjustable rate excess cashflow in the priority shown above will be allocated to the [Class 3-AV-1] Certificates to reduce the certificate principal balance of the [Class 3-AV-1] Certificates to the targeted level.

See "Description of the Certificates -- Overcollateralization Provisions" in this prospectus supplement.]

Credit Enhancement

Credit enhancements provide limited protection to holders of certain certificates against shortfalls in payments received on the mortgage loans. This transaction employs the following forms of credit enhancement:

[Overcollateralization

"Overcollateralization" refers to the amount by which the aggregate stated principal balance of the mortgage loans in a loan group or groups and any remaining related pre-funded amount, exceeds the aggregate certificate principal balance of the related classes of certificates.

On the closing date, it is expected that:

o the sum of the aggregate stated principal balance of the group [1] mortgage loans and any amounts on deposit in the pre-funding account in respect of loan group [1] will exceed the initial aggregate certificate principal balance of the [Class AF] Certificates and the [fixed rate subordinate certificates] by approximately $[ ]; and

o the sum of the aggregate stated principal balance of the group [2] and group [3] mortgage loans and any amounts on deposit in the pre-funding account in respect of loan group [2] and loan group [3] will exceed the initial aggregate certificate principal balance of the [Class AV] Certificates and the [adjustable rate subordinate certificates] by approximately $[ ].

However, these amounts are less than the required initial levels of overcollateralization required by the pooling and servicing agreement.

The mortgage loans in each loan group are expected to generate more interest than is needed to pay interest on the related certificates because the weighted average interest rate of the mortgage loans is expected to be higher than the weighted average pass-through rate on the related certificates, plus the weighted average expense fee rate, and in the case of loan group [1] and the [Class AF-5B] Certificates, the [Class AF-5B] policy premium rate. The "expense fee rate" is the sum of the servicing fee rate and the trustee fee rate. Any interest payments received in respect of the mortgage loans in a loan group in excess of the amount that is needed to pay interest on the related certificates, the issuing entity's expenses, and in the case of loan group [1], the [Class AF-5B] policy premium, will be used to reduce the total certificate principal balance of the related certificates, until the required level of overcollateralization has been achieved and to maintain the required levels, once they have been met.

On any distribution date, the amount of overcollateralization (if any) for each loan group or loan groups will be available to absorb the losses from liquidated mortgage loans that would otherwise be allocated to the related certificates, if those losses are not otherwise covered by excess cashflow (if any) from the related mortgage loans. The required levels of overcollateralization may change over time.

See "Description of the Certificates--Overcollateralization Provisions" in this prospectus supplement.]

Subordination

The issuance of senior certificates and subordinate certificates by the issuing entity is designed to increase the likelihood that senior certificateholders will receive regular payments of interest and principal.

The [Class AF] Certificates will have a payment priority over the [fixed rate subordinate certificates]. The [Class AV] Certificates will have a payment priority over the [adjustable rate subordinate certificates]. With respect to the [fixed rate subordinate certificates], the [Class MF] Certificates with a lower numerical designation will have a payment priority over [Class MF] Certificates with a higher numerical designation, and all the [Class MF] Certificates will have a payment priority over the [Class BF] Certificates. With respect to the [adjustable rate subordinate certificates], the [Class MV] Certificates with a lower numerical designation will have a payment priority over [Class MV] Certificates with a higher numerical designation and all the [Class MV] Certificates will have a payment priority over the [Class BV] Certificates.

Subordination is designed to provide the holders of certificates having a higher payment priority with protection against losses realized when the remaining unpaid principal balance of a mortgage loan exceeds the proceeds recovered upon the liquidation of that mortgage loan. In general, this loss protection is accomplished by allocating realized losses among the subordinate certificates related to the loan group or loan groups, beginning with the related subordinate certificates with the lowest payment priority. In addition, if the certificate principal balances of the [adjustable rate subordinate certificates] are reduced to zero as a result of the allocation of realized losses, any additional realized losses on the group [2] mortgage loans will be allocated to the [Class 2-AV-2] Certificates until the certificate principal balance of that class is reduced to zero.

Excess cashflow from a loan group will be available [to restore the overcollateralization for the other loan group or loan groups and,] to pay unpaid realized loss amounts to the subordinate certificates related to the other loan group and, in the case of loan group [2], to pay unpaid realized loss amounts to the [Class 2-AV-2] Certificates, in each case, to the extent available and in the priority described in this prospectus supplement. However, realized losses on the mortgage loans in a loan group or loan groups will be allocated solely to the classes of subordinate certificates related to that loan group and, in the case of loan group [2], to the [Class 2-AV-2] Certificates.

[The Corridor Contracts

[ ] has purchased [ ] interest rate corridor contracts, each of which will be assigned to [ ], in its capacity as corridor contract administrator, on the closing date:

o    the [Class AF-1A] corridor contract;

o    the [Class 2-AV] corridor contract;

o    the [Class 3-AV] corridor contract; and

o    the [adjustable rate subordinate] corridor contract.

[On or prior to the applicable corridor contract termination date, the corridor contract counterparty will be required to make monthly payments to the corridor contract administrator, if one-month LIBOR for the related payment date moves above a specified rate, subject to a maximum rate of payment. Payments made under each corridor contract will be made to the corridor contract administrator and allocated between the issuing entity and [ ] as described in "Description of the Certificates -- The Corridor Contracts" in this prospectus supplement.]

The amounts allocated to the issuing entity in respect of a corridor contract will be available to the applicable class(es) of certificates, as described in this prospectus supplement to cover net rate carryover resulting from the application of the applicable net rate cap to the related pass-through rate(s).

Any amounts received in respect of a corridor contract and allocated to the issuing entity for a distribution date that are not used on that date to cover net rate carryover on the related certificates are expected to be distributed to [the holders of the [Class CF] and [Class CV] Certificates] as provided in the pooling and servicing agreement and will not be available thereafter for payment of net rate carryover on any class of certificates.

Although ongoing payment are not required under the corridor contracts, certain termination payments may be required as described in "Description of the Certificates -- The Corridor Contracts" in this prospectus supplement.]

[Class AF-5B Certificate Guaranty Insurance Policy

The [Class AF-5B] Certificates have the benefit of a certificate guaranty insurance policy, called the [Class AF-5B] policy, pursuant to which [ ] will unconditionally and irrevocably guarantee certain payments on the [Class AF-5B] Certificates on each distribution date subject to certain terms and conditions set forth in the [Class AF-5B] policy. The [Class AF-5B] policy will not cover any class of Certificates other than the [Class AF-5B] Certificates.

See "Description of the Certificates -- The [Class AF-5B] Certificate Guaranty Insurance Policy" in this prospectus supplement.]

Allocation of Losses

[After the credit enhancement provided by excess cashflow and overcollateralization (if any) have been exhausted,] collections otherwise payable to related subordinate classes will comprise the sole source of funds from which credit enhancement is provided to the related senior certificates, [except for the [Class AF-5B] Certificates which will also have the benefit of the [Class AF-5B] Policy]. Realized losses of a particular loan group or loan groups are allocated to the related subordinate certificates, beginning with the related subordinate certificates with the lowest payment priority, until the principal balance of that related subordinate class has been reduced to zero. [If the aggregate certificate principal balance of the [adjustable rate subordinate certificates] has been reduced to zero, realized losses on the group [2] mortgage loans will be allocated to the [Class 2-AV-2] Certificates until the certificate principal balance of that class is reduced to zero.] Losses will not be allocated to the senior certificates [(other than the [Class 2-AV-2] Certificates)], however, if the aggregate certificate principal balance of the subordinate classes [and the [Class 2-AV-2] Certificates] were to be reduced to zero, delinquencies and defaults on the mortgage loans in the related loan group or loan groups would reduce the amount of funds available for monthly distributions to the holders of the related remaining senior certificates.

Advances

The master servicer will make cash advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent that the master servicer reasonably believes that the cash advances can be repaid from future payments on the related mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the certificates and are not intended to guarantee or insure against losses.

See "Servicing of the Mortgage Loans -- Advances" in this prospectus supplement.

Repurchase, Substitution and Purchase of Mortgage Loans

The sellers may be required to repurchase, or substitute, a replacement mortgage loan for any mortgage loan as to which there exists deficient documentation or as to which there has been an uncured breach of any representation or warranty relating to the characteristics of the mortgage loans that materially and adversely affects the interests of the certificateholders in that mortgage loan.

Additionally, the [master servicer] may purchase from the issuing entity any mortgage loan that is delinquent in payment by [150] days or more.

The purchase price for any mortgage loans repurchased or purchased by a seller or the master servicer will be generally equal to the stated principal balance of the mortgage loan plus interest accrued at the applicable mortgage rate (and in the case of purchases by the master servicer, less the servicing fee rate).

See "The Mortgage Pool -- Assignment of the Mortgage Loans" and "Description of the Certificates -- Optional Purchase of Defaulted Loans" in this prospectus supplement and "Loan Program -- Representations by Sellers; Repurchases" in the prospectus.

Optional Termination

The [master servicer] may purchase all of the remaining assets of the issuing entity on any distribution date on or after the first distribution date on which the aggregate stated principal balance of the mortgage loans and any foreclosed real estate owned by the issuing entity declines to or below [ ]% of the sum of the aggregate stated principal balance of the [initial mortgage loans as of the initial cut-off date and the amount, if any, deposited into the pre-funding account on the closing date]. If the master servicer exercises the optional termination right it will result in the early retirement of the certificates. [The NIM Insurer may also have the right to purchase all of the remaining assets in the issuing entity.]

See "Description of the Certificates -- Optional Termination" in this prospectus supplement.

Material Federal Income Tax Consequences

[For federal income tax purposes, the issuing entity (exclusive of [the credit comeback excess account, the assets held in the carryover reserve fund and the pre-funding account and the issuing entity's rights with respect to payments received under each corridor contract]) will consist of two or more REMICs: one or more underlying REMICs and the master REMIC. The assets of the lowest underlying REMIC in this tiered structure will consist of the mortgage loans and any other assets designated in the pooling and servicing agreement. The [offered certificates] (other than the Class A-R Certificates) will represent beneficial ownership of "regular interests" in the master REMIC identified in the pooling and servicing agreement and a beneficial interest in the right to receive payments of net rate carryover pursuant to the pooling and servicing agreement.

The Class A-R Certificate will represent ownership of both the residual interest in the master REMIC and the residual interests in any underlying REMICs.]

See "Material Federal Income Tax Consequences" in this prospectus supplement and in the prospectus.

Legal Investment Considerations

The [Class AF] and [Class AV] Certificates and the [Class MF-1], [Class MF-2], [Class MF-3], [Class MV-1], [Class MV-2] and [Class MV-3] Certificates will be "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984. None of the other classes of offered certificates will be "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

See "Legal Investment" in the prospectus.

ERISA Considerations

The [offered certificates] (other than the Class A-R Certificates) may be purchased by a pension or other benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended, or by an entity investing the assets of a benefit plan, so long as certain conditions are met.

See "ERISA Considerations" in this prospectus supplement and in the prospectus.

                        SUMMARY OF TRANSACTION PARTIES



                              [GRAPHIC OMITTED]

                                 RISK FACTORS

The following information, which you should carefully consider, identifies certain significant sources of risk associated with an investment in the certificates. You should also carefully consider the information set forth under "Risk Factors" in the prospectus.


The Certificates are Backed by Mortgage
Loans that Will Experience Higher Rates
of Delinquency and Loss than Mortgage
Loans Underwritten to More Traditional
Standards .............................   [Countrywide Home Loans Inc.]'s credit blemished mortgage loan underwriting standards are more flexible than the standards generally used by banks for borrowers with non-blemished credit histories with regard to the borrower's credit standing and repayment ability.
                                          Borrowers who qualify generally have impaired credit histories, which may include a record of major derogatory credit items such as outstanding judgments or prior bankruptcies. On a case by case basis, [Countrywide Home Loans, Inc.] may determine that, based upon compensating factors, a prospective borrower not strictly qualifying under its applicable underwriting risk category guidelines warrants an underwriting exception. It is expected that a significant number of the mortgage loans will have been originated based on underwriting exceptions of these types. As a result of [Countrywide Home Loans Inc.]'s underwriting standards, including the origination of mortgage loans based on underwriting exceptions, the mortgage loans in the mortgage pool are likely to experience rates of delinquency, foreclosure and bankruptcy that are higher, and that may be substantially higher, than those experienced by mortgage loans underwritten in a more traditional manner.


High or Increasing Loan-to-Value Ratio
May Impact Mortgage Loan Loss and
Delinquency Rates More than Loans
Originated Under More Traditional
Standards .............................   [Countrywide]'s underwriting standards do not prohibit a mortgagor from obtaining, at the time of origination of the originator's first lien mortgage loan, additional financing which is subordinate to that first lien mortgage loan. This subordinate financing may not be reflected in the loan-to-value ratio set forth in this prospectus supplement.
                                          High-loan-to-value ratios may make it more difficult for a mortgage borrower to make payments under the related mortgage loans. Additionally, values of mortgaged properties may decrease from the time that the mortgage loan is originated, resulting in a higher loan to value ratio. A decrease in value of the mortgaged property may effect the mortgage borrower's performance on the mortgage loan. Additionally, in either case, the high loan-to-value ratio may have a greater effect on the delinquency, foreclosure, bankruptcy and loss experience of the mortgage loans in the mortgage pool than on mortgage loans originated in a more traditional manner. We cannot assure you that the values of the related mortgaged properties have remained or will remain at the levels in effect on the dates of origination of the related mortgage loans.


                                                                S-20


Subordinate Certificates and [Class
2-AV-1] Certificates have A Greater
Risk of Loss because of Subordination
Features; Credit Enhancement May Not Be
Sufficient to Protect Senior
Certificates from Losses ..............   When certain classes of certificates provide credit enhancement for other classes of certificates this is sometimes referred to as "subordination." The subordination feature is intended to enhance the likelihood that senior certificateholders will receive regular payments of interest and principal. For purposes of this prospectus supplement, "related subordinate classes" means:

                                          o     with respect to the [Class AF] Certificates, the [fixed rate subordinate certificates],

                                          o     with respect to the [Class AV] Certificates, the [adjustable rate subordinate certificates],

                                          o     with respect to the [Class 2-AV-1] Certificates and the allocation of realized losses, the [Class 2-AV-2] Certificates,

                                          o     with respect to each class of Certificates having an ["MF"] designation, (i) each other class of Certificates having an ["MF"] designation and a higher numerical designation than the class, if any, and (ii) the Class [BF] Certificates, and

                                          o     with respect to each class of Certificates having an ["MV"] designation, (i) each other class of Certificates having an ["MV"] designation and a higher numerical designation than the class, if any, and (ii) the [Class BV] Certificates.

                                          Credit enhancement in the form of subordination will be provided for the certificates, by:

                                          o     the right of the holders of the senior certificates to receive certain distributions prior to the related subordinate classes;

                                          o     the allocation of realized losses on the mortgage loans in a loan group or loan groups to the related subordinate classes, beginning with the [Class BF] (in the case of loan group [1]) and [Class BV] Certificates (in the case of loan group [2]
                                                or loan group [3]); and

                                          o     if the certificate principal balances of the [adjustable rate subordinate certificates] are reduced to zero as a result of the allocation of realized losses, the allocation of any additional realized losses on the group [2] mortgage loans to the [Class 2-AV-2] Certificates.

                                          This type of credit enhancement is provided by:

                                          o     using collections on the mortgage loans in a loan group otherwise payable to the holders of the related subordinate classes to pay amounts due on the more senior related classes; and

                                          o     allocating realized losses of a particular loan group or loan groups to


                                                                S-21


                                                the related subordinate certificates, beginning with the related subordinate certificates with the lowest payment priority, until the principal balance of that related subordinate class has been reduced to zero.

                                          This means that [after the credit enhancement provided by excess cashflow and overcollateralization (if any) have been exhausted],

                                          o     collections otherwise payable to related subordinate classes will comprise the sole source of funds from which credit enhancement is provided to the related senior certificates, except for the [Class AF-5B] Certificates which will also have the benefit of the [Class AF-5B] Policy; and

                                          o     realized losses on the mortgage loans of a particular loan group will be allocated to the most junior class of related subordinate certificates outstanding, until the respective certificate principal balance of that class of subordinate certificates has been reduced to zero.

                                          [If the aggregate certificate principal balance of the [adjustable rate subordinate certificates] has been reduced to zero, realized losses on the group [2] mortgage loans will be allocated to the [Class 2-AV-2] Certificates until the certificate principal balance of that class is reduced to zero.] If the aggregate certificate principal balance of the subordinate classes and the [Class 2-AV-2] Certificates were to be reduced to zero, delinquencies and defaults on the mortgage loans in the related loan group or loan groups would reduce the amount of funds available for monthly distributions to the holders of the related senior certificates.

                                          Additionally, investors in the [fixed rate subordinate certificates] should note that amounts due to the [Class AF-5B] Insurer for premiums and reimbursements for prior draws, including interest thereon, will be paid from interest and principal on the fixed rate mortgage loans prior to any payments on those subordinate certificates.

                                          You should fully consider the risks of investing in a subordinate certificate and the
                                          [Class 2-AV-2] Certificates, including the risk that you may not fully recover your initial investment as a result of realized losses. In addition, investors in a class of senior certificates [(other than the [Class AF-5B] Certificates, which have the benefit of the [Class AF-5B] Policy)] should consider the risk that, [after the credit enhancement provided by related excess cashflow and overcollateralization (if any) have been exhausted,] the subordination of the related classes of subordinated certificates (and in the case of the [Class 2-AV-1] Certificates, the [Class 2-AV-2] Certificates) may not be
                                          sufficient to protect that class of senior certificates from losses.

                                          See "Description of the Certificates" in this prospectus supplement.

[Overcollateralization and Excess
Interest May Not Be Sufficient to
Protect Certificates from Losses on the
Mortgage Loans ........................   The amount by which the sum of the aggregate stated principal balance of the mortgage loans in a loan group or loan groups and the amount on deposit in the pre-funding account in respect of the related loan group exceeds the aggregate certificate principal balance of the related classes of


                                                                S-22


                                          certificates is called "overcollateralization." The mortgage loans in a loan group or loan groups are expected to generate more interest than is needed to pay interest on the related certificates because the weighted average interest rate on the mortgage loans is expected to be higher than the weighted average pass-through rate on these certificates plus the expense fee rate, and in the case of the [Class AF-5B] Certificates, the [Class
                                          AF-5B] policy premium rate. This "excess interest" from the related loan group or loan groups will be used to make additional principal payments on the related certificates to the extent described in this prospectus supplement. Overcollateralization is intended to provide limited protection to certificateholders by absorbing the certificates' share of losses from liquidated mortgage loans in the related loan group or loan groups. However, we cannot assure you that enough excess interest will be generated on the mortgage loans to create or maintain the required levels of overcollateralization.

                                          The excess interest available on any distribution date will be affected by the actual amount of interest received, collected or recovered in respect of the mortgage loans during the preceding month. The amount of interest received, collected or recovered will be influenced by changes in the weighted average of the mortgage rates resulting from prepayments and liquidations of the mortgage loans as well as from adjustments of the mortgage rates on adjustable rate mortgage loans. Because the amount of excess interest available may vary and because the pass-through rates on the adjustable-rate certificates may increase, it may be necessary to apply all or a portion of the available interest to cover the interest requirements. As a result, available excess interest may be reduced.
                                          Furthermore, a disproportionately high rate of prepayments of high interest rate mortgage loans would have a negative effect on future excess interest.

                                          If the protection afforded by overcollateralization is insufficient and in the case of the
                                          [Class AF-5B] Certificates, the [Class AF-5B] Insurer were to fail to perform its obligations under the [Class AF-5B] Policy, then the holders of the certificates could experience a loss on their investment.]

Difference Between Mortgage Rates and
Adjustable Certificate Pass-Through May
Reduce Excess Interest.................   The pass-through rates on the [adjustable rate certificates] may adjust monthly and are generally based on [one-month LIBOR]. The mortgage rates on the mortgage loans either are
                                          [fixed or adjust semi-annually based on six-month LIBOR, which is referred to as a mortgage index, but in most cases only after a period of two or three years after origination]. Because the mortgage index may respond to various economic and market factors different than those affecting [one-month LIBOR], there is not necessarily a correlation in movement between the interest rates on those mortgage loans and the pass-through rates of the [adjustable rate certificates]. For example, it is possible that the interest rates on certain of the adjustable rate mortgage loans may decline while the pass-through rates on the [adjustable rate certificates] are stable or rising. In addition, although it is possible that both the mortgage rates and certificate pass-through rates may decline or increase during the same period, mortgage rates may decline or increase more slowly than the certificate pass-through rates because of the difference between interest rate adjustment periods and pass-through rate adjustment periods. An increase in the interest rates on certain of the adjustable rate mortgage loans while the pass-through rates on the [adjustable rate


                                                                S-23


                                          certificates] are stable or rising, could result in less amounts being available as excess interest.

Net Rate Cap Puts a Limit on the
Pass-Through Rate of the
Certificates...........................   The absence of a correlation between movement in the mortgage rates and the certificate pass-through rates may reduce the interest payable on the related interest-bearing certificates because of the imposition of a pass-through rate cap called the "net rate cap." In addition, prepayments of mortgage loans in a loan group or loan groups with relatively higher mortgage rates may reduce the applicable net rate cap and consequently reduce the pass-through rate for one or more related classes of offered certificates. [We intend that the amount by which a certificateholder's interest payment has been reduced by operation of the applicable net rate cap be paid from remaining excess cashflow (if any)
                                          as described in this prospectus supplement.] [In addition, prior to the applicable corridor contract termination date, the [Class AF-1A] Certificates, the [Class 2-AV]
                                          Certificates, the [Class 3-AV] Certificates, and the [adjustable rate subordinate certificates] will also be entitled to receive the amount of the reduction in interest resulting from the operation of the applicable net rate cap from payments (if any)
                                          allocated to the issuing entity in respect of the applicable interest rate corridor contract, as described in this prospectus supplement.] However, we cannot assure you that any these funds will be available, or sufficient, to make any payments with respect to these reductions. The [Class AF-5B] Policy will not cover any of these shortfalls allocated to the [Class AF-5B] Certificates.

                                          [Payments from the corridor contracts are dependent solely upon the performance of the corridor contract counterparty. Thus, payments of these amounts involve counterparty risk.
                                          The ratings assigned to the [adjustable rate certificates] do not take into account any payments received from the corridor contract or the payment of net rate carryover.]

[Limitations on the [Class AF-5B]
Policy Will Limit the Amount Paid to
[[Class AF-5B] Certificates............   On each distribution date, investors are entitled to the current interest at the pass-through rate, without reduction for shortfalls resulting from prepayments or the
                                          Relief Act or similar state and local laws. However, the [Class AF-5B] Policy will only cover the current interest on the [Class AF-5B] Certificates as reduced by these shortfalls. In addition, no distributions in respect of principal of the [Class AF-5B]
                                          Certificates is due under the [Class AF-5B] Policy until the last scheduled distribution date for the [Class AF-5B] Certificates, even if the [Class AF-5B] Certificates are undercollateralized.

                                          Investors in the [Class AF] Certificates (other than the [Class AF-5B] Certificates) and the [adjustable rate subordinate certificates] should note that amounts due the [Class
                                          AF-5B] Insurer for premiums and reimbursements for prior draws on the [Class AF-5B] Policy
                                          (including interest thereon) will be paid from interest and principal on the mortgage loans even though those investors will not benefit from the [Class AF-5B] Policy.]

Prepayments on the Mortgage Loans Are
Unpredictable and Could Adversely
Affect Your Yield


                                                                S-24


and Reinvestment.......................   No one can accurately predict the level of prepayments that the mortgage loans will experience. The prepayment experience of the mortgage loans may be affected by many factors, including:

                                          o     general economic conditions,

                                          o     the level of prevailing interest rates,

                                          o     the availability of alternative financing,

                                          o     the applicability of prepayment charges, and

                                          o     homeowner mobility.

                                          Any mortgage loan may be prepaid in full or in part at any time; however, approximately [
                                          ]%, [ ]% and [ ]% of the mortgage loans in the statistical calculation pool in respect of loan group [1], loan group [2] and loan group [3], respectively, in each case by principal balance of the mortgage loans in the statistical calculation pool in respect of the related loan group provide, and any subsequent mortgage loans may provide, for the payment by the borrower of a prepayment charge on certain prepayments during the period of time specified in the related mortgage note. In addition, substantially all of the mortgage loans contain due-on-sale provisions, and the master servicer intends to enforce those provisions unless doing so is not permitted by applicable law or the master servicer, in a manner consistent with reasonable commercial practice, permits the purchaser of the mortgaged property in question to assume the related mortgage loan.

                                          See "The Mortgage Pool" and "Yield, Prepayment and Maturity Considerations" in this prospectus supplement and "Certain Legal Aspects of the Loans -- Due-on-Sale Clauses" in
                                          the prospectus for a description of certain provisions of the mortgage loans that may affect their prepayment experience.

                                          The weighted average lives of the offered certificates will be sensitive to the rate and timing of principal payments (including prepayments) on the mortgage loans in the related loan group or loan groups, which may fluctuate significantly from time to time, and will be affected by any prepayment resulting from the distribution of amounts (if any) on deposit in the pre-funding account after the end of the funding period.

                                          You should note that:

                                          o     generally, if you purchase your certificates at a discount and principal is repaid on the mortgage loans in the related loan group or loan groups slower than you anticipate, then your yield may be lower than you anticipate,

                                          o     for the [adjustable rate certificates], your yield will also be sensitive to:

                                                (1)   the level of one-month LIBOR,

                                                (2)   the timing of adjustment of the pass-through rate on your certificate as it relates to the interest rates on the applicable mortgage loans and, in the case of the adjustable rate mortgage loans, the level of the mortgage index, the timing of adjustment of


                                                                S-25


                                                      the interest rates on those mortgage loans, and periodic and lifetime limits on those adjustments, and

                                                (3)   other limitations on the pass-through rate of the certificates as described further in this prospectus supplement, and

                                          o     you bear the reinvestment risks resulting from a faster or slower rate of principal payments than you expect.

                                          See "Yield, Prepayment and Maturity Considerations" in this prospectus supplement.

[Your Yield Will Be Affected by the
Interest-Only Feature of Some of the
Mortgage Loans.........................   Approximately [ ]%, [ ]% and [ ]% of the mortgage loans in the statistical calculation pool in respect of loan group [1], loan group [2] and loan group [3], respectively, in each case by principal balance of the mortgage loans in the statistical calculation pool in respect of the related loan group require, and any subsequent mortgage loans may require, monthly payments of only accrued interest for the first [2, 3 or 5] years after origination. During the interest only period, the borrower is not required to pay any principal on the borrower's loan, and therefore, less principal will be available for distribution to certificateholders than would be the case if the mortgage loans amortized as of their first payment dates. In addition, assuming that borrowers of interest only mortgage loans make only their required monthly payments, at the end of the interest only period, interest only mortgage loans will have larger outstanding principal balances than mortgage loans with the same mortgage rate and original principal balance that amortize as of their first payment date. Accordingly, interest only mortgage loans may have a higher risk of default after the interest only period due to the increased monthly payment necessary to amortize fully the mortgage loan over its remaining term to maturity.

                                          Investors should consider the fact that during its interest only period, the monthly payment on an interest only loan with the same mortgage rate and monthly payment as a mortgage loan that is fully amortizing as of its first payment date would support a higher principal balance than that of the fully amortizing mortgage loan. Accordingly, during the interest only period, interest only mortgage loans may be less likely to prepay since the perceived benefits from refinancing may be less than if the mortgage loans were fully amortizing. As the interest only period approaches its end, however, these mortgage loans may be more likely to be refinanced in order to avoid higher monthly payments necessary to amortize fully the mortgage loans.

                                          Interest only mortgage loans also may involve a greater degree of risk because if the related mortgagor defaults its outstanding principal balance will be higher than for an amortizing mortgage loan.]

Geographic Concentration of Mortgaged
Properties in Certain States Increases
the Impact that Events in Those States
Could Have On The Certificates.........   The tables in Annex A related to the state distribution of the mortgaged properties for the various groups of mortgage loans in the statistical calculation pool set forth the geographic concentration of the mortgaged


                                                                S-26


                                          properties, including the percentage by principal balance of the mortgage loans in the statistical calculation pool in each loan group, that are secured by mortgaged properties that are located in [states with concentrations above 10%]. [Property in California is more susceptible than homes located in other parts of the country to certain types of uninsurable hazards, such as earthquakes, floods, mudslides and other natural disasters, and property in Florida and the southeastern portion of the United States is also more susceptible than homes located in other parts of the country to certain types of uninsurable hazards, such as hurricanes, floods and other natural disasters.] In addition:

                                          o     economic conditions in states with significant concentrations (which may or may not affect real property values) may affect the ability of borrowers to repay their loans,

                                          o     declines in the residential real estate markets in states with significant concentrations may reduce the values of properties located in those states, which would result in an increase in the loan-to-value ratios, and

                                          o     any increase in the market value of properties located in states with significant concentrations would reduce the loan-to-value ratios and could, therefore, make alternative sources of financing available to the borrowers at lower interest rates, which could result in an increased rate of prepayment of the mortgage loans.

Inability to Replace Servicer Could
Affect Collections and Recoveries on
the Mortgage Loans.....................   The structure of the servicing fee might affect the ability to find a replacement master servicer. Although the trustee is required to replace the master servicer if the master servicer is terminated or resigns, if the trustee is unwilling (including for example because the servicing fee is insufficient) or unable (including for example, because the trustee does not have the systems to service mortgage loans), it may be necessary to appoint a replacement master servicer. Because the servicing fee is structured as a percentage of the stated principal balance of each mortgage loan, it may be difficult to replace the servicer at a time when the balance of the mortgage loans has been significantly reduced because the fee may be insufficient to cover the costs associated with servicing the credit blemished mortgage loans and related REO properties remaining in the pool. The performance of the mortgage loans may be negatively impacted, beyond the expected transition period during a servicing transfer, if a replacement master servicer is not retained within a reasonable amount of time.

Your Rights May Be Affected by the
Issuance of [Three] Groups of
Certificates From a Single Issuing
Entity.................................   The ability to declare an event of master servicing termination or to amend the pooling and servicing agreement rests with the holders of specified percentages of the certificates. [In addition, under certain circumstances, the [Class AF-5B] Insurer will have these rights as they relate to the [Class AF-5B] Certificates.] As a result, you may have less ability to control certain actions of the issuing entity than you would have had if only a single class of certificates had been issued by the issuing entity.

You May Receive A Prepayment Because
Subsequent Mortgage Loans Are Not
Acquired...............................   If the depositor elects to deposit the pre-funded amount in the pre-funding


                                                                S-27


                                          account on the closing date, the ability of the issuing entity to acquire subsequent mortgage loans will depend on the ability of [Countrywide Home Loans, Inc.] to originate or acquire mortgage loans during the funding period that meet the eligibility criteria for subsequent mortgage loans as described in this prospectus supplement. The ability of
                                          [Countrywide Home Loans, Inc.] to originate or acquire loans for subsequent transfer will be affected by a number of factors including prevailing interest rates, employment levels, the rate of inflation and economic conditions generally.

                                          If the full amount of any deposit to the pre-funding account cannot be used by the end of the funding period to acquire subsequent mortgage loans, the amount remaining on deposit in the pre-funding account will be distributed to the holders of the related senior certificates as a prepayment of principal on the distribution date immediately following the end of the funding period. We cannot assure you of the magnitude of any amount on deposit in the pre-funding account at the end of the funding period.

[Rights of the NIM Insurer Limit Your
Control and NIM Insurer Actions May
Negatively You.........................   If there is a NIM Insurer, pursuant to the pooling and servicing agreement, unless the NIM
                                          Insurer fails to make a required payment under the policy insuring the net interest margin securities and the failure is continuing or the NIM Insurer is the subject of a bankruptcy proceeding, referred to as a "NIM Insurer Default", the NIM Insurer will be entitled to exercise, among others, the following rights without the consent of holders of the offered certificates, and the holders of the offered certificates may exercise these rights only with the prior written consent of the NIM Insurer:

                                          o     the right to provide notices of master servicer defaults and the right to direct the trustee to terminate the rights and obligations of the master servicer under the pooling and servicing agreement upon a default by the master servicer,

                                          o     the right to remove the trustee or any co-trustee or custodian pursuant to the pooling and servicing agreement, and

                                          o     the right to direct the trustee to make investigations and take actions pursuant to the pooling and servicing agreement.

                                          In addition, unless a NIM Insurer Default exists, the NIM Insurer's consent will be required before, among other things,

                                          o     any removal of the master servicer, any successor servicer or the trustee, any appointment of any co-trustee,

                                          o     any otherwise permissible waivers of prepayment charges or extensions of due dates for payment granted by the master servicer with respect to more than 5% of the mortgage loans, or

                                          o     any amendment to the pooling and servicing agreement.


                                                                S-28


                                          Investors in the offered certificates should note that:

                                          o     the rights granted to the NIM Insurer are extensive,

                                          o     the interests of the NIM Insurer may be inconsistent with, and adverse to, the interests of the holders of the offered certificates, and the NIM Insurer has no obligation or duty to consider the interests of the offered certificates in connection with the exercise or nonexercise of the NIM Insurer's rights,

                                          o     the NIM Insurer's exercise of its rights and consents may negatively affect the offered certificates and the existence of the NIM Insurer's rights, whether or not exercised, may adversely affect the liquidity of the offered certificates, relative to other securities backed by comparable mortgage loans and with comparable payment priorities and ratings, and

                                          o     any insurance policy issued by the NIM Insurer will not cover, and will not benefit in any manner whatsoever, the offered certificates.

                                          See "Rights of the NIM Insurer under Pooling and Servicing Agreement" in this prospectus supplement.]

Some statements contained in or incorporated by reference in this prospectus supplement and the accompanying prospectus consist of forward-looking statements relating to future economic performance or projections and other financial items. These statements can be identified by the use of forward-looking words such as "may," "will," "should," "expects," "believes," "anticipates," "estimates," or other comparable words. Forward-looking statements are subject to a variety of risks and uncertainties that could cause actual results to differ from the projected result. Those risks and uncertainties include, among others, general economic and business conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond our control. Because we cannot predict the future, what actually happens may be very different from what we predict in our forward-looking statements.

                               THE MORTGAGE POOL

General

         Set forth below and in Annex A hereto is certain statistical information based on scheduled principal balances as of [ ] 200[ ], [which is the "Statistical Calculation Date," concerning a pool of mortgage loans that CWHEQ, Inc. (the "Depositor") believes is representative of the mortgage loans to be included in the issuing entity. This pool of mortgage loans is referred to as the "Statistical Calculation Pool," and the mortgage loans are referred to as the "Statistical Calculation Pool Mortgage Loans."]

         [A detailed description (the "Detailed Description") of the pool of [conventional], credit blemished mortgage loans (the "Initial Mortgage Loans") to be included in the issuing entity on the Closing Date (the "Initial Mortgage Pool") will be filed on Form 8-K with the SEC after the Closing Date.] Additionally, in accordance with applicable securities laws, if there are material changes in material characteristics of the Initial Mortgage Pool, the Depositor will file on Form 8-K with the SEC additional information related to those material changes. [The Detailed Description will specify the aggregate of the Stated Principal Balances of the Initial Mortgage Loans included in the Initial Mortgage Pool as of the later of (x) [ ] 200[ ] and
(y) the date of origination of each such Initial Mortgage Loan (the "Initial Cut-off Date").] The aggregate of the Stated Principal Balances of these Initial Mortgage Loans is referred to as the "Initial Cut-off Date Pool Principal Balance" and the Stated Principal Balance of any Initial Mortgage Loan as of the Initial Cut-off Date is referred to as the "Initial Cut-off Date Principal Balance." The Detailed Description will include for the Initial Mortgage Loans, the information in the same categories that are presented in Annex A with respect to the Statistical Calculation Pool.]

         The Statistical Calculation Pool consists of approximately [ ] Mortgage Loans and is comprised of Mortgage Loans that bear interest at fixed rates, referred to as "Fixed Rate Mortgage Loans," and adjustable rates, referred to as "Adjustable Rate Mortgage Loans." The aggregate Stated Principal Balance of the Mortgage Loans included in the Statistical Calculation Pool as of the Statistical Calculation Date is approximately $[ ] (the "Statistical Calculation Date Pool Principal Balance"), of which approximately $[ ] consist of Loan Group [1] Mortgage Loans, approximately $[ ] consist of Loan Group [2] Mortgage Loans and approximately $[ ] consist of Loan Group [3] Mortgage Loans. The Depositor believes that the information set forth in this prospectus supplement with respect to the Statistical Calculation Pool as presently constituted is representative of the characteristics of the Initial Mortgage Pool as will be constituted on the Closing Date, although some characteristics of the Initial Mortgage Loans in the Initial Mortgage Pool will vary. See "-- The Statistical Calculation Pool" below. Unless otherwise indicated, information presented below expressed as a percentage (other than rates of interest) are approximate percentages based on the Statistical Calculation Date Pool Principal Balance.

         All of the Mortgage Loans to be included in the issuing entity will be evidenced by promissory notes (the "Mortgage Notes"). The Mortgage Notes will be secured by [first lien] deeds of trust, security deeds or mortgages on one- to four-family residential properties (the "Mortgaged Properties"). The Mortgaged Properties in the Statistical Calculation Pool are located in [50] states [and the District of Columbia]. Each Mortgage Loan in the issuing entity will be assigned to one of three mortgage loan groups ("Loan Group [1]," "Loan Group [2]," and "Loan Group [3]" and each a "Loan Group"). Loan Group [1] will consist of [first lien fixed rate mortgage loans]. Loan Group [2] and Loan Group [3] will consist of [first lien adjustable rate mortgage loans].

         [Except for balloon loans,] the Mortgage Loans to be included in the issuing entity will provide for the full amortization of the amount financed over a series of monthly payments, and a [substantial majority] of the Mortgage Loans are expected to provide for payments due as of the first day of each month. The Mortgage Loans to be included in the issuing entity will have been originated or purchased by [Countrywide Home Loans, Inc.] ("[Countrywide Home Loans]" or a "Seller") and will have been originated substantially in accordance with [Countrywide Home Loans'] underwriting criteria for credit blemished mortgage loans described in this prospectus supplement under "-- Underwriting Standards -- Credit Blemished Mortgage Loans." Credit blemished mortgage loans are generally mortgage loans made to borrowers with credit difficulties.

         Scheduled monthly payments made by the mortgagors on the Mortgage Loans ("Scheduled Payments") either earlier or later than the scheduled due dates thereof will not affect the amortization schedule or the relative application of the payments to principal and interest. [All of the Mortgage Notes will provide for a fifteen (15) day grace period for monthly payments.] A Scheduled Payment with respect to a Mortgage Loan is generally considered "delinquent" if the mortgagor fails to make the Scheduled Payment prior to the due date occurring immediately after the due date on which the Scheduled Payment was originally due. [None] of the Mortgage Loans will be more than one payment delinquent on a contractual basis as of the related Cut-off Date.

         Any Mortgage Loan may be prepaid in full or in part at any time; however, approximately [ ]%, [ ]% and [ ]% of the Mortgage Loans in the Statistical Calculation Pool in respect of Loan Group [1], Loan Group [2] and Loan Group [3], respectively, in each case by principal balance of the Mortgage Loans in the Statistical Calculation Pool in respect of the related Loan Group, provide for the payment by the borrower of a prepayment charge on certain prepayments made with respect to the Mortgage Loans. Generally, a prepayment charge will apply, in the case of a Fixed Rate Mortgage Loan, to prepayments made within [five years] from the date of execution of the related Mortgage Note and, in the case of an Adjustable Rate Mortgage Loan, to prepayments made prior to [the first Adjustment Date for that Mortgage Loan]. In general, the related Mortgage Note will provide that a prepayment charge will apply if, during the applicable period, the borrower prepays the Mortgage Loan in full. The amount of the prepayment charge will generally be equal to [six months' advance interest calculated on the basis of the Mortgage Rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original balance of the Mortgage Loan]. The "Mortgage Rate" with respect to a Mortgage Loan is the annual rate of interest borne by the Mortgage Loan pursuant to the terms of the related Mortgage Note[, except as provided below with respect to Fixed Rate Credit Comeback Loans].

         The Mortgage Loans will be selected from among the outstanding one- to four-family mortgage loans in the applicable Seller's portfolio which meet the criteria described in this prospectus supplement. No selection will be made in a manner that would adversely affect the interests of certificateholders.

         [Countrywide Home Loans] will make all of the representations specified in the prospectus under "Loan Program -- Representations by Sellers; Repurchases" with respect to all of the Mortgage Loans. [Each other Seller will be a special purpose entity established by Countywide Financial Corporation or one of its subsidiaries and will sell mortgage loans that were previously acquired from Countrywide Home Loans. Consequently, each Seller other than Countrywide Home Loans will only represent that immediately prior to the assignment of the Mortgage Loans to be sold by it to the Depositor, the Seller had good title to, and was the sole owner of, those Mortgage Loans free and clear of any pledge, lien, encumbrance or security interest and had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign the Mortgage Loans pursuant to the Pooling and Servicing Agreement.] In addition, the Depositor will represent that following the transfer of the Mortgage Loans to it by the Sellers, the Depositor had good title to the Mortgage Loans and that each of the Mortgage Notes was subject to no offsets, claims, defenses or counterclaims.

         Additional Information Regarding the Adjustable Rate Mortgage Loans. Each of the Adjustable Rate Mortgage Loans will have a Mortgage Rate which is subject to adjustment on the [first] day of the months specified in the related Mortgage Note, referred to as an "Adjustment Date"), to equal the sum, rounded to the nearest [0.125%,] of:

                  (1) [the average of the London interbank offered rates for six-month U.S. dollar deposits in the London market, as set forth in The Wall Street Journal, or, if the rate ceases to be published in The Wall Street Journal or becomes unavailable for any reason, then based upon a new index selected by the Master Servicer based on comparable information, in each case as most recently announced as of a date generally 45 days prior to the Adjustment Date (the "Mortgage Index")], and

                  (2) a fixed percentage amount specified in the related Mortgage Note (the "Gross Margin");

[provided, however, that the Mortgage Rate for any Adjustable Rate Mortgage Loan will not increase or decrease on its initial Adjustment Date by more than a certain specified percentage (the "Initial Periodic Rate Cap"), or on any subsequent Adjustment Date by more than a certain specified percentage (the "Subsequent Periodic Rate Cap").] [The Initial Periodic Rate Cap and Subsequent Periodic Rate Cap for any Adjustable Rate Mortgage Loan will be specified in the related Mortgage Note.] [Substantially all of the Adjustable Rate Mortgage Loans will have been originated with Mortgage Rates less than the sum of the then-current Mortgage Index and the related Gross Margin.]

         ["Two-Year Hybrid Mortgage Loans", "Three-Year Hybrid Mortgage Loans" and "Five-Year Hybrid Mortgage Loans" (collectively, "Hybrid Mortgage Loans") have fixed Mortgage Rates for approximately [24, 36 and 60] months, respectively, after their origination before the fixed Mortgage Rates become subject to adjustment based on the Mortgage Index described in the immediately preceding paragraph. Substantially all of the Adjustable Rate Mortgage Loans in the Statistical Calculation Pool are Hybrid Mortgage Loans.]

         It is expected that substantially all of the Adjustable Rate Mortgage Loans will provide that, over the life of each Adjustable Rate Mortgage Loan, the Mortgage Rate will in no event be more than the initial Mortgage Rate plus a maximum added margin, generally between [ ]% and [ ]%, as provided in the Mortgage Note. The initial Mortgage Rate plus the maximum added margin is referred to as the "Maximum Mortgage Rate." The weighted average of these margins (weighted on the basis of the Stated Principal Balances thereof as of the Initial Cut-off Date) with respect to the Adjustable Rate Mortgage Loans in the Statistical Calculation Pool is approximately [ ]%.

         [In addition, certain of the Two-Year Hybrid Mortgage Loans in the Statistical Calculation Pool only require payments of interest during either the first [24 or 60] months following origination and certain of the Three-Year Hybrid Mortgage Loans in the Statistical Calculation Pool only require payments of interest during either the first [36 or 60] months following origination, in each case, after which amortization of the principal balance is required over the remaining term of the Mortgage Loan.]

         Additional Information Regarding the Fixed Rate Mortgage Loans. [The Fixed Rate Mortgage Loans will include "credit comeback loans" that provide borrowers the potential of four Mortgage Rate reductions for good payment history during any one or more of the first four consecutive twelve-month periods following the origination date of the loan ("Fixed Rate Credit Comeback Loans"). The Fixed Rate Credit Comeback Loan payment history is evaluated in the [twelfth month of each twelve-month period]. If the Fixed Rate Credit Comeback Loan borrower makes Scheduled Payments in full during a twelve-month period with a maximum of one late payment (which, however, cannot be in the twelfth month of the period) the Fixed Rate Credit Comeback Loan is eligible for a [0.375]% per annum reduction on the current mortgage rate.]

         [However, for purposes of all payments made on the Certificates, including the calculation of each applicable Net Rate Cap as well as other Mortgage Rate calculations, the Mortgage Rate on each Fixed Rate Credit Comeback Loan will be deemed to be reduced by [0.375]% on the Due Date following the end of each of the first four annual periods after the origination date, irrespective of whether the borrower qualifies for the reduction by having a good payment history. Any interest received in excess of the interest received as a result of this deemed reduction, referred to as the "Credit Comeback Excess Amount," will be deposited in the Credit Comeback Excess Account and used to pay certificateholders as described below under "-- Credit Comeback Excess Account" below. It is expected that no more than approximately [ ]% of the Mortgage Loans in Loan Group [1] will be Fixed Rate Credit Comeback Loans.]

         [In addition, certain of the Fixed Rate Mortgage Loans in the Statistical Calculation Pool are Fixed 30-Year Interest-Only Loans. A "Fixed 30-Year Interest-Only Loan" has only interest due for approximately [60] months after its origination before amortization of the principal balance is required.]

         Loan-to-Value Ratio. The "Loan-to-Value Ratio" of a Mortgage Loan is equal to:

                  (1) the principal balance of the Mortgage Loan at the date of origination, divided by

                  (2) the Collateral Value of the related Mortgaged Property.

         The "Collateral Value" of a Mortgaged Property is the lesser of:

                  (1) the appraised value based on an appraisal made for [Countrywide Home Loans] by an independent fee appraiser at the time of the origination of the related Mortgage Loan, and

                  (2) the sales price of the Mortgaged Property at the time of origination.

         With respect to a Mortgage Loan the proceeds of which were used to refinance an existing mortgage loan, the Collateral Value is the appraised value of the Mortgaged Property based upon the appraisal obtained at the time of refinancing.

         Stated Principal Balance. "Stated Principal Balance" means, for any Mortgage Loan and (1) the Initial Cut-off Date or the Subsequent Cut-off Date, as applicable (the "Cut-off Date"), the unpaid principal balance of the Mortgage Loan as of the Cut-Off Date, as specified in its amortization schedule at the time (before any adjustment to the amortization schedule for any moratorium or similar waiver or grace period), after giving effect to any partial prepayments and Liquidation Proceeds received prior to the Cut-Off Date and to the payment of principal due on the Cut-Off Date and irrespective of any delinquency in payment by the related mortgagor or (2) any Distribution Date, the Stated Principal Balance of the Mortgage Loan as of its Cut-off Date, minus the sum of (i) the principal portion of any Scheduled Payments due with respect to the Mortgage Loan on or prior to the end of the most recent Due Period that were received by the Master Servicer on or prior to the most recent Determination Date or were advanced by the Master Servicer on or prior to the most recent Master Servicer Advance Date, (ii) principal prepayments with respect to the Mortgage Loan received on or prior to the end of the most recent prepayment period (the period from the [16th] day of the month prior to a Distribution Date (or, in the case of the first Distribution Date, from the Cut-off Date) to and including the [15th] day of the month in which the Distribution Date occurs (each a "Prepayment Period")) and (iii) Liquidation Proceeds received by the Master Servicer prior to the end of the most recent Due Period to the extent applied as recoveries of principal with respect to the Mortgage Loan. The Stated Principal Balance of any Mortgage Loan as to which the related Mortgaged Property has been liquidated and as to which a Final Recovery Determination has been made will be zero on each date following the Due Period in which the Final Recovery Determination is made. When used with respect to the Mortgage Pool, Stated Principal Balance means the aggregate Stated Principal Balance of all Mortgage Loans in the Mortgage Pool. When used with respect to a Loan Group, Stated Principal Balance means the aggregate Stated Principal Balance of all Mortgage Loans in the Loan Group. A "Determination Date" means with respect to any Distribution Date, the [15th] day of the month of the Distribution Date or, if the [15th] day is not a Business Day, the immediately preceding Business Day.

[The Statistical Calculation Pool

         The statistical information presented in this prospectus supplement is based on the Statistical Calculation Pool. The Statistical Calculation Pool reflects Mortgage Loans as of [ ] 200[ ]. The statistical information presented in this prospectus supplement is based on the number and the Stated Principal Balances of the Mortgage Loans as of the Statistical Calculation Date. The Statistical Calculation Pool is smaller than the Initial Mortgage Pool. It is expected that additional Mortgage Loans will be included in the Initial Mortgage Pool on the Closing Date and that certain of the Statistical Calculation Pool Mortgage Loans may prepay in part or in full prior to the Closing Date, or may be determined not to meet the eligibility criteria requirements for the Initial Mortgage Pool and therefore may not be included in the Initial Mortgage Pool. As a result of the foregoing, the statistical distribution of characteristics for the Initial Mortgage Pool will vary from the statistical distribution of the characteristics of the Statistical Calculation Pool as presented in this prospectus supplement, although the variance will not be material. Further statistical information regarding the Statistical Calculation Pool Mortgage Loans is set forth in Annex A hereto.]

Assignment of the Mortgage Loans

         Pursuant to the pooling and servicing agreement dated as of [ ], 20[ ] (the "Pooling and Servicing Agreement"), among the Depositor, the Master Servicer, the Sellers, [ ], as trustee (the "Trustee") [and [ ], as co-trustee (the "Co-Trustee")], the Depositor on the Closing Date will sell, transfer, assign, set over and otherwise convey without recourse to the Trustee in trust for the benefit of the certificateholders and the [Class AF-5B] Insurer, all right, title and interest of the Depositor in and to each Initial Mortgage Loan and all right, title and interest in and to all other assets included in the issuing entity, including all principal and interest received on or with respect to the Initial Mortgage Loans after the Initial Cut-off Date (exclusive of any scheduled principal due on or prior to the Initial Cut-off Date and any interest accruing prior to the Initial Cut-off Date) and the Pre-Funded Amount, if any, deposited in the Pre-Funding Account on the Closing Date.

         In connection with the transfer and assignment of the Mortgage Loans, the Depositor will deliver the following documents to the [Co-Trustee / Trustee] (collectively constituting the "Trustee's Mortgage File") with respect to each Initial Mortgage Loan and each Subsequent Mortgage Loan, if any (collectively, the "Mortgage Loans"):

                  (1) the original Mortgage Note, endorsed by the applicable Seller or the originator of the Mortgage Loan, without recourse in the following form: "Pay to the order of _______________ without recourse" with all intervening endorsements that show a complete chain of endorsement from the originator to the applicable Seller, except that the Depositor may deliver or cause to be delivered a lost note affidavit in lieu of any original Mortgage Note that has been lost,

                  (2) the original recorded Mortgage or a copy of such instrument,

                  (3) a duly executed assignment of the Mortgage to "Asset-Backed Certificates, Series 200[ ]-[ ], CWHEQ, Inc., by [ ], as trustee under the Pooling and Servicing Agreement dated as of [ ], 20[ ], without recourse," in recordable form, as described in the Pooling and Servicing Agreement,

                  (4) the original recorded assignment or assignments of the Mortgage together with all interim recorded assignments of the Mortgage or copies thereof, except for any documents not returned from the public recording office, which will be delivered to the [Co-Trustee / Trustee] as soon as the same is available to the Depositor,

                  (5) the original or copies of each assumption, modification, written assurance or substitution agreement, if any, and

                  (6) the original or duplicate original lender's title policy and all riders thereto or, in the event the original title policy has not been received from the insurer, the original or duplicate original lender's title policy and all riders thereto will be delivered within one year of the Closing Date.

         Notwithstanding the foregoing, in lieu of providing the documents set forth in clauses (3) and (4) above, the Depositor may at its discretion provide evidence that the related Mortgage is held through the MERS(R) System. In addition, the Mortgages for some or all of the Mortgage Loans in the issuing entity that are not already held through the MERS(R) System may, at the discretion of the Master Servicer, in the future be held through the MERS(R) System. For any Mortgage held through the MERS(R) System, the Mortgage is recorded in the name of Mortgage Electronic Registration Systems, Inc., or MERS(R), as nominee for the owner of the Mortgage Loan, and subsequent assignments of the Mortgage were, or in the future may be, at the discretion of the Master Servicer, registered electronically through the MERS(R) System. For each of these Mortgage Loans, MERS(R) serves as mortgagee of record on the Mortgage solely as a nominee in an administrative capacity on behalf of the Trustee, and does not have any interest in the Mortgage Loan.

         Pursuant to the Pooling and Servicing Agreement, the Depositor will be required to deliver (or cause delivery of) the Trustee's Mortgage Files:

                  (A) not later than the Closing Date, with respect to at least 50% of the Initial Mortgage Loans, and not later than the relevant Subsequent Transfer Date, with respect to at least 10% of the Subsequent Mortgage Loans conveyed on any related Subsequent Transfer Date,

                  (B) not later than twenty days after the Closing Date, with respect to at least an additional 40% of the Initial Mortgage Loans, and not later than twenty days after the relevant Subsequent Transfer Date with respect to the remaining Subsequent Mortgage Loans conveyed on any related Subsequent Transfer Date, and

                  (C) not later than thirty days after the Closing Date, with respect to the remaining Initial Mortgage Loans.

         Assignments of the Mortgage Loans to the Trustee (or its nominee) will be recorded in the appropriate public office for real property records, except in states (such as California) as to which an opinion of counsel is delivered to the effect that the recording is not required to protect the Trustee's interests in the Mortgage Loan against the claim of any subsequent transferee or any successor to or creditor of the Depositor or the applicable Seller. As to any Mortgage Loan, the recording requirement exception described in the preceding sentence is applicable only so long as the related Trustee's Mortgage File is maintained in the possession of the [Co-Trustee / Trustee] in one of the states to which the exception applies. In the event an assignment is delivered to the Trustee in blank and the related Trustee's Mortgage File is released by the Trustee pursuant to applicable provisions of the Pooling and Servicing Agreement, the Trustee will complete the assignment as provided in subparagraph (3) above prior to the release. In the event recording the assignment of the Mortgage Loan is required to protect the interest of the Trustee in the Mortgage Loans, the Master Servicer is required to cause each previously unrecorded assignment to be submitted for recording.

         The [Co-Trustee / Trustee] will review the Initial Mortgage Loan documents on or prior to the Closing Date (or promptly after the [Co-Trustee / Trustee]'s receipt of any document permitted to be delivered after the Closing
Date), and the Subsequent Mortgage Loan documents promptly after the [Co-Trustee / Trustee]'s receipt thereof on or after the related Subsequent Transfer Date as described above, and the [Co-Trustee / Trustee] will hold the Mortgage Loan documents in trust for the benefit of the holders of the Certificates in accordance with its customary procedures, including storing the documents in fire-resistant facilities. After review of the Mortgage Loan documents, if any document is found to be missing or defective in any material respect, the Trustee [or the Co-Trustee] is required to notify the Master Servicer, the [Class AF-5B] Insurer and Countrywide Home Loans in writing. If [Countrywide Home Loans] cannot or does not cure the omission or defect within 90 days of its receipt of notice from the Trustee [or the Co-Trustee], [Countrywide Home Loans] is required to repurchase the related Mortgage Loan from the issuing entity at a price (the "Purchase Price") equal to the sum of:

         (i) 100% of the unpaid principal balance (or, if the purchase or repurchase, as the case may be, is effected by the Master Servicer, the Stated Principal Balance) of the Mortgage Loan as of the date of the purchase,

         (ii) accrued interest thereon at the applicable Mortgage Rate (or, if the purchase or repurchase, as the case may be, is effected by the Master Servicer, at the Net Mortgage Rate) from (a) the date through which interest was last paid by the mortgagor (or, if the purchase or repurchase, as the case may be, is effected by the Master Servicer, the date through which interest was last advanced by, and not reimbursed to, the Master Servicer) to (b) the Due Date in the month in which the Purchase Price is to be distributed to certificateholders, and

         (iii) any costs, expenses and damages incurred by the issuing entity resulting from any violation of any predatory or abusive lending law in connection with the Mortgage Loan.

         Rather than repurchase the Mortgage Loan as provided above, [Countrywide Home Loans] may remove the Mortgage Loan (a "Deleted Mortgage Loan") from the issuing entity and substitute in its place another Mortgage Loan of like kind (a "Replacement Mortgage Loan"); however, a substitution is only permitted within two years after the Closing Date, and may not be made unless an opinion of counsel is provided to the effect that the substitution would not disqualify any REMIC election made by the Trustee or result in a prohibited transaction tax under the Code. Any Replacement Mortgage Loan generally will, on the date of substitution, among other characteristics set forth in the Pooling and Servicing Agreement:

                  (1) have a Stated Principal Balance, after deduction of the principal portion of the Scheduled Payment due in the month of substitution, not in excess of, and not less than 90% of, the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be forwarded by [Countrywide Home Loans] to the Master Servicer and deposited by the Master Servicer in the Certificate Account not later than the succeeding Determination Date and held for distribution to the holders of the Certificates on the related Distribution Date),

                  (2) if the Deleted Mortgage Loan that is being replaced is an Adjustable Rate Mortgage Loan, have a Maximum Mortgage Rate not more than 1% per annum higher or lower than the Maximum Mortgage Rate of the Deleted Mortgage Loan,

                  (3) if the Deleted Mortgage Loan that is being replaced is an Adjustable Rate Mortgage Loan, have a minimum Mortgage Rate specified in its related Mortgage Note (the "Minimum Mortgage Rate") not more than 1% per annum higher or lower than the Minimum Mortgage Rate of the Deleted Mortgage Loan,

                  (4) if the Deleted Mortgage Loan that is being replaced is an Adjustable Rate Mortgage Loan, have the same Mortgage Index and intervals between Adjustment Dates as the Deleted Mortgage Loan, an Initial Periodic Rate Cap and a Subsequent Periodic Rate Cap each not more than 1% per annum lower than that of the Deleted Mortgage Loan, and a Gross Margin not more than 1% per annum higher or lower than that of the Deleted Mortgage Loan,

                  (5) have the same or higher credit quality characteristics than that of the Deleted Mortgage Loan,

                  (6) be accruing interest at a rate not more than 1% per annum higher or lower than that of the Deleted Mortgage Loan,

                  (7) have a Loan-to-Value Ratio no higher than that of the Deleted Mortgage Loan,

                  (8) have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan,

                  (9) not permit conversion of the Mortgage Rate from a fixed rate to a variable rate or vice versa,

                  (10) provide for a prepayment charge on terms substantially similar to those of the prepayment charge, if any, of the Deleted Mortgage Loan,

                  (11) have the same occupancy type and lien priority as the Deleted Mortgage Loan, and

                  (12) comply with all of the representations and warranties set forth in the Pooling and Servicing Agreement as of the date of substitution.

         This cure, repurchase or substitution obligation constitutes the sole remedy available to the certificateholders, the Trustee or the Depositor for omission of, or a material defect in, a Mortgage Loan document.

[Pre-Funding]

         On the Closing Date, the Depositor may elect to deposit an amount of up to 25% of the initial Certificate Principal Balance of the Offered Certificates (the "Pre-Funded Amount") in a pre-funding account (the "Pre-Funding Account") established and maintained by the Trustee on behalf of the certificateholders. The Pre-Funded Amount will be allocated between the Loan Groups so that the amount allocated to any Loan Group will not exceed 25% of the initial Certificate Principal Balance of the Certificates related to the Loan Group. Any investment income earned from amounts in the Pre-Funding Account, if any, will be paid to the Countrywide Home Loans, and will not be available for payments on the Certificates. If the Depositor elects to deposit the Pre-Funded Amount in the Pre-Funding Account, during the period from the Closing Date until the earlier of (x) the date the amount in the Pre-Funding Account is less than $[ ] and (y) [ ] 200[ (the "Funding Period"), the Depositor will be expected to purchase additional mortgage loans originated or purchased by a Seller (the "Subsequent Mortgage Loans") from a Seller and sell the Subsequent Mortgage Loans to the issuing entity as described below. The purchase price for each Subsequent Mortgage Loan will equal the Stated Principal Balance of the Subsequent Mortgage Loan as of the later of (x) the first day of the month of the related Subsequent Transfer Date and (y) the origination date of that Subsequent Mortgage Loan (the related "Subsequent Cut-off Date") and will be paid from the Pre-Funding Account. Accordingly, the purchase of Subsequent Mortgage Loans will decrease the amount on deposit in the Pre-Funding Account and increase the Stated Principal Balance of the Mortgage Pool.

         Pursuant to the Pooling and Servicing Agreement and a Subsequent Transfer Agreement to be executed by the applicable Seller, the Depositor and the Trustee, the conveyance of Subsequent Mortgage Loans may be made on any Business Day during the Funding Period (a "Subsequent Transfer Date"), subject to the fulfillment of certain conditions in the Pooling and Servicing Agreement, including that:

     o the Subsequent Mortgage Loans conveyed on the Subsequent Transfer Date satisfy the same representations and warranties in the Pooling and Servicing Agreement applicable to all Mortgage Loans,

     o the Subsequent Mortgage Loans conveyed on the Subsequent Transfer Date were selected in a manner reasonably believed not to be adverse to the interests of the certificateholders,

     o the Trustee receives an opinion of counsel with respect to the validity of the conveyance of the Subsequent Mortgage Loans conveyed on the Subsequent Transfer Date,

     o the Trustee receives an opinion of counsel to the effect that the conveyance of the Subsequent Mortgage Loans conveyed on the Subsequent Transfer Date will not (i) result in the imposition of the tax on "prohibited transactions" on the issuing entity or contributions after the Startup Date, as defined in Sections 860F(a)(2) and 860G(d) of the Code, respectively, or (ii) cause the issuing entity to fail to qualify as a REMIC at any time that any Certificates are outstanding,

     o the Trustee receives opinions of counsel to the effect that the conveyance of the Subsequent Mortgage Loans conveyed on the Subsequent Transfer Date from the applicable Seller to the Depositor and the simultaneous conveyance of the Subsequent Mortgage Loans from the Depositor to the issuing entity will be characterized as true sales and not loans secured by the Subsequent Mortgage Loans,

     o the conveyance of the Subsequent Mortgage Loans on the Subsequent Transfer Date will not result in a reduction or withdrawal of any ratings assigned to the Certificates,

     o no Subsequent Mortgage Loan conveyed on the Subsequent Transfer Date was 30 or more days delinquent, and

     o following the conveyance of the Subsequent Mortgage Loans on the Subsequent Transfer Date to the issuing entity, the characteristics of the Mortgage Loans in each Loan Group will not vary by more than the permitted variance specified below [(other than the percentage of Mortgage Loans secured by properties located in [ ], which will not exceed [ ]% of the Mortgage Pool and the percentage of mortgage loans in the Credit Grade Categories of "[ ]" or below, which will not exceed [ ]% of the Mortgage Loans in each Loan Group)] from the characteristics listed below; provided that for the purpose of making the calculations, the characteristics for any Initial Mortgage Loan will be taken as of the Initial Cut-off Date and the characteristics for any Subsequent Mortgage Loan will be taken as of the Subsequent Cut-off Date:


         Loan Group [1]

         Characteristic                                                              Permitted Variance or Range
         ------------------------                                               --------------------------------
         Average Stated Principal Balance.......................      $[       ]             [       ]%
         Weighted Average Mortgage Rate.........................      [       ]%             [       ]%
         Weighted Average Original Loan-to-Value Ratio..........      [       ]%             [       ]%
         Weighted Average Remaining Term to Maturity............   [       ] months       [       ] months
         Weighted Average Credit Bureau Risk Score..............   [       ] points       [       ] points

         Loan Group [2]


                                     S-37

         Characteristic                                                              Permitted Variance or Range
         ------------------------                                               --------------------------------
         Average Stated Principal Balance.......................      $[       ]             [       ]%
         Weighted Average Mortgage Rate.........................      [       ]%             [       ]%
         Weighted Average Original Loan-to-Value Ratio..........      [       ]%             [       ]%
         Weighted Average Remaining Term to Maturity............   [       ] months       [       ] months
         Weighted Average Credit Bureau Risk Score..............   [       ] points       [       ] points

         Loan Group [3]

         Characteristic                                                              Permitted Variance or Range
         ------------------------                                               --------------------------------
         Average Stated Principal Balance.......................      $[       ]             [       ]%
         Weighted Average Mortgage Rate.........................      [       ]%             [       ]%
         Weighted Average Original Loan-to-Value Ratio..........      [       ]%             [       ]%
         Weighted Average Remaining Term to Maturity............   [       ] months       [       ] months
         Weighted Average Credit Bureau Risk Score..............   [       ] points       [       ] points

         Within thirty days after each Subsequent Transfer Date, the Depositor is required to deliver to the Trustee a letter of a nationally recognized firm of independent public accountants stating whether or not the Subsequent Mortgage Loans conveyed on the related Subsequent Transfer Date conform to the characteristics described in the last two bullet points set forth above. Other than the delivery of that letter, no other party will independently verify satisfaction of the conditions set forth above with respect to a transfer of Subsequent Mortgage Loans.]

Underwriting Standards

General

         [Below is an example of the disclosure to be provided if Countrywide Home Loans, Inc. is the originator of the mortgage loans. Similar disclosure will be provided with respect to any other originator of more than 20% of the mortgage loans]

         Credit Blemished Mortgage Loans. The following is a description of the underwriting procedures customarily employed by Countrywide Home Loans with respect to credit blemished mortgage loans. Countrywide Home Loans has been originating credit blemished mortgage loans since 1995. Countrywide Home Loans produces its credit blemished mortgage loans through its Consumer Markets, Full Spectrum Lending, Correspondent Lending and Wholesale Lending Divisions. Prior to the funding of any credit blemished mortgage loan, Countrywide Home Loans underwrites the related mortgage loan in accordance with the underwriting standards established by Countrywide Home Loans. In general, the mortgage loans are underwritten centrally by a specialized group of underwriters who are familiar with the unique characteristics of credit blemished mortgage loans. In general, Countrywide Home Loans does not purchase any credit blemished mortgage loan that it has not itself underwritten.

         Countrywide Home Loans' underwriting standards are primarily intended to evaluate the value and adequacy of the mortgaged property as collateral for the proposed mortgage loan and the borrower's credit standing and repayment ability. On a case by case basis, Countrywide Home Loans may determine that, based upon compensating factors, a prospective borrower not strictly qualifying under the underwriting risk category guidelines described below warrants an underwriting exception. Compensating factors may include low loan-to-value ratio, low debt-to-income ratio, stable employment, time in the same residence or other factors. It is expected that a significant number of the Mortgage Loans will have been originated based on these types of underwriting exceptions.

         Each prospective borrower completes an application which includes information with respect to the applicant's assets, liabilities, income and employment history, as well as certain other personal information. Countrywide Home Loans requires an independent credit bureau report on the credit history of each applicant in order to evaluate the applicant's prior willingness and/or ability to repay. The report typically contains information relating to credit history with local and national merchants and lenders, installment debt payments and any record of defaults, bankruptcy, repossession, suits or judgments, among other matters.

         After obtaining all applicable employment, credit and property information, Countrywide Home Loans uses a debt-to-income ratio to assist in determining whether the prospective borrower has sufficient monthly income available to support the payments of principal and interest on the mortgage loan in addition to other monthly credit obligations. The "debt-to-income ratio" is the ratio of the borrower's total monthly credit obligations to the borrower's gross monthly income. The maximum monthly debt-to-income ratio varies depending upon a borrower's credit grade and documentation level (as described below) but does not generally exceed 55%. Variations in the monthly debt-to-income ratios limit are permitted based on compensating factors.

         Countrywide Home Loans' underwriting standards are applied in accordance with applicable federal and state laws and regulations and require an independent appraisal of the mortgaged property prepared on a Uniform Residential Appraisal Report (Form 1004) or other appraisal form as applicable to the specific mortgaged property type. Each appraisal includes a market data analysis based on recent sales of comparable homes in the area and, where deemed appropriate, replacement cost analysis based on the current cost of constructing a similar home and generally is required to have been made not earlier than 180 days prior to the date of origination of the mortgage loan. Every independent appraisal is reviewed by a representative of Countrywide Home Loans before the loan is funded, and an additional review appraisal is generally performed in connection with appraisals not provided by Landsafe Appraisals, Inc., a wholly owned subsidiary of Countrywide Home Loans. In most cases, properties that are not at least in average condition (including properties requiring major deferred maintenance) are not acceptable as collateral for a credit blemished loan. The maximum loan amount varies depending upon a borrower's credit grade, Credit Bureau Risk Score, and documentation level but does not generally exceed $1,000,000. Variations in maximum loan amount limits are permitted based on compensating factors.

         Countrywide Home Loans' underwriting standards permit first mortgage loans with loan-to-value ratios at origination of up to 100% and second mortgage loans with combined loan-to-value ratios at origination of up to 100% depending on the program, type and use of the property, documentation level, creditworthiness of the borrower, debt-to-income ratio and loan amount.

         Countrywide Home Loans requires title insurance on all credit blemished mortgage loans. Countrywide Home Loans also requires that fire and extended coverage casualty insurance be maintained on the mortgaged property in an amount at least equal to the principal balance or the replacement cost of the mortgaged property, whichever is less.

         Countrywide Home Loans' credit blemished mortgage loan underwriting standards are more flexible than the standards generally acceptable to Countrywide Home Loans for its non-credit blemished mortgage loans with regard to the borrower's credit standing and repayment ability. While more flexible, Countrywide Home Loans' underwriting guidelines still place primary reliance on a borrower's ability to repay; however Countrywide Home Loans may require lower loan-to-value ratios than for loans underwritten to more traditional standards. Borrowers who qualify generally have payment histories and debt-to-income ratios which would not satisfy more traditional underwriting guidelines and may have a record of major derogatory credit items such as outstanding judgments or prior bankruptcies. Countrywide Home Loans' credit blemished mortgage loan underwriting guidelines establish the maximum permitted loan-to-value ratio for each loan type based upon these and other risk factors with more risk factors resulting in lower loan-to-value ratios.

         Countrywide Home Loans underwrites or originates credit blemished mortgage loans pursuant to alternative sets of underwriting criteria under its Full Documentation Loan Program (the "Full Doc Program"), and Stated Income Loan Program (the "Stated Income Program"). Under each of the underwriting programs, Countrywide Home Loans verifies the loan applicant's sources and amounts of income (except under the Stated Income Program where the amount of income is not verified), calculates the amount of income from all sources indicated on the loan application, reviews the credit history of the applicant, calculates the debt-to-income ratio to determine the applicant's ability to repay the loan, and reviews the appraisal of the mortgaged property for compliance with Countrywide Home Loans' underwriting standards.

         Under the Stated Income Program, the borrower's employment and income sources and amounts must be stated on the borrower's application. The borrower's income as stated must be reasonable for the related occupation and the determination as to reasonableness is subject to the loan underwriter's discretion. However, the borrower's income as stated on the application is not independently verified. Maximum loan-to-value ratios are generally lower than those permitted under the Full Doc Program. Except as otherwise stated above, the same mortgage credit, consumer credit and collateral related underwriting guidelines apply.

         Under the Full Doc and Stated Income Programs, various risk categories are used to grade the likelihood that the mortgagor will satisfy the repayment conditions of the mortgage loan. These risk categories establish the maximum permitted loan-to-value ratio, debt-to-income ratio and loan amount, given the borrower's credit history, the occupancy status of the mortgaged property and the type of mortgaged property. In general, more (or more recent) derogatory credit items such as delinquent mortgage payments or prior bankruptcies result in a loan being assigned to a higher credit risk category.

         Countrywide Home Loans' underwriting guidelines for credit blemished mortgage loans utilize credit grade categories to grade the likelihood that the mortgagor will satisfy the repayment conditions of the mortgage loans. In general, a credit grade category is assigned by evaluating a borrower's mortgage history, time since bankruptcy, and time since foreclosure or notice of default. The credit grade categories establish guidelines for determining maximum allowable loan-to-value ratios and loan amounts given the borrower's Credit Bureau Risk Score, and maximum allowable debt-to-income ratios for a given mortgage loan. A summary of the credit grade categories is set forth below.

Credit Grade Category: "A"
         Loan-To-Value Ratio:  Maximum of 100%
         Debt-To-Income Ratio:  Maximum of 55%
         Loan Amount:  Maximum of $1,000,000
         Consumer Credit History: Credit Bureau Risk Score must be greater than or equal to 500 for loan amounts up to $400,000, 520 for loan amounts up to $500,000, 580 for loan amounts up to $650,000, or 600 for loan amounts of $650,001 to $1,000,000. If no Credit Bureau Risk Score is available, Countrywide Home Loans evaluates the borrower's consumer credit history through alternative means in accordance with its underwriting criteria for credit blemished mortgage loans. If the Credit Bureau Risk Score is inaccurate, as evidenced by objective criteria provided to Countrywide Home Loans by independent third parties, then no more than 4 delinquencies of 30 days in the past 12 months and loan amount is restricted to $500,000.
         Mortgage History: No more than 1 non-consecutive delinquency of 30 days during the past 12 months.
         Bankruptcy: At least 2 years since discharge/dismissal of Chapter 7, 11, or 13 Bankruptcy.
         Foreclosure/Notice of Default: At least 3 years since foreclosure/ notice of default released.

Credit Grade Category: "A-"
         Loan-To-Value Ratio:  Maximum of 90%
         Debt-To-Income Ratio:  Maximum of 55%
         Loan Amount:  Maximum of $500,000
         Consumer Credit History: Credit Bureau Risk Score must be greater than or equal to 500 for loan amounts up to $400,000, or 520 for loan amounts up to $500,000. If no Credit Bureau Risk Score is available, Countrywide Home Loans evaluates the borrower's consumer credit history through alternative means in accordance with its underwriting criteria for credit blemished mortgage loans. If the Credit Bureau Risk Score is inaccurate, as evidenced by objective criteria provided to Countrywide Home Loans by independent third parties, then no more than 6 delinquencies of 30 days, and 2 delinquencies of 60 days in the past 12 months.
         Mortgage History: No more than 2 non-consecutive delinquencies of 30 days during the past 12 months.
         Bankruptcy: At least 2 years since discharge/dismissal of Chapter 7 or 11 Bankruptcy, and 2 years since filing or dismissal of Chapter 13 Bankruptcy. Additionally, a Chapter 13 Bankruptcy must be discharged prior to the loan application date if it has not been dismissed. Foreclosure/Notice of Default: At least 3 years since foreclosure/ notice of default released.

Credit Grade Category: "B"

         Loan-To-Value Ratio:  Maximum of 85%
         Debt-To-Income Ratio:  Maximum of 55%
         Loan Amount:  Maximum of $500,000
         Consumer Credit History: Credit Bureau Risk Score must be greater than or equal to 500 for loan amounts up to $400,000, or 520 for loan amounts up to $500,000. If no Credit Bureau Risk Score is available, Countrywide Home Loans evaluates the borrower's consumer credit history through alternative means in accordance with its underwriting criteria for credit blemished mortgage loans. If the Credit Bureau Risk Score is inaccurate, as evidenced by objective criteria provided to Countrywide Home Loans by independent third parties, then no more than 10 delinquencies of 30 days, 4 delinquencies of 60 days, and 2 delinquencies of 90 days or more in the past 12 months.
         Mortgage History: No more than 1 delinquency of 60 days in the past 12 months. Delinquencies of 30 days are not restricted.
         Bankruptcy: At least 18 months since discharge or dismissal of Chapter 7 or 11 Bankruptcy and 18 months since filing or dismissal of Chapter 13 Bankruptcy.
         Foreclosure/Notice of Default: At least 2 years since foreclosure/notice of default released.

Credit Grade Category: "C"
         Loan-To-Value Ratio:  Maximum of 80%
         Debt-To-Income Ratio:  Maximum of 55%
         Loan Amount:  Maximum of $450,000.
         Consumer Credit History: The minimum Credit Bureau Risk Score is 500 for loan amounts up to $400,000, or 520 for loan amounts up to $450,000. If no Credit Bureau Risk Score is available, Countrywide Home Loans evaluates the borrower's consumer credit history through alternative means in accordance with its underwriting criteria for credit blemished mortgage loans. If the Credit Bureau Risk Score is inaccurate, as evidenced by objective criteria provided to Countrywide Home Loans by independent third parties, then no more than 8 delinquencies of 60 days, and 4 delinquencies of 90 days or more in the past 12 months.
         Mortgage History: No more than 1 delinquency of 90 days during the past 12 months. Delinquencies of 30 days and 60 days are not restricted.
         Bankruptcy: At least 1 year since discharge or dismissal of Chapter 7 or 11 Bankruptcy and 1 year since filing or dismissal of Chapter 13 Bankruptcy.
         Foreclosure/Notice of Default: At least 1 year since foreclosure/notice of default released.

Credit Grade Category: "C-"
         Loan-To-Value Ratio:  Maximum of 70%
         Debt-To-Income Ratio:  Maximum of 55%
         Loan Amount:  Maximum of $350,000.
         Consumer Credit History: The minimum Credit Bureau Risk Score is 500. If no Credit Bureau Risk Score is available, Countrywide Home Loans evaluates the borrower's consumer credit history through alternative means in accordance with its underwriting criteria for credit blemished mortgage loans. If the Credit Bureau Risk Score is inaccurate, as evidenced by objective criteria provided to Countrywide Home Loans by independent third parties, then no more than 12 delinquencies of 60 days, and 8 delinquencies of 90 days or more in the past 12 months.
         Mortgage History: No more than 2 delinquencies of 90 days during the past 12 months. Delinquencies of 30 days and 60 days are not restricted.
         Bankruptcy: Chapter 13 Bankruptcy must be discharged/dismissed, or paid-off through escrow at funding. Chapter 7 Bankruptcy must be discharged/dismissed at least 1 day prior to funding. Foreclosure/Notice of Default: None at time of funding.

Credit Grade Category: "D"
         Loan-To-Value Ratio:  Maximum of 65%
         Debt-To-Income Ratio:  Maximum of 45%
         Loan Amount:  Maximum of $250,000
         Consumer Credit History: The minimum Credit Bureau Risk Score is
         500. If no Credit Bureau Risk Score is available, Countrywide Home Loans evaluates the borrower's consumer credit history through alternative means in accordance with its underwriting criteria for credit blemished mortgage loans. If the

         Credit Bureau Risk Score is inaccurate, as evidenced by objective criteria provided to Countrywide Home Loans by independent third parties, then no more than 12 delinquencies of 60 days, and 8 delinquencies of 90 days or more in the past 12 months.
         Mortgage History: Open Notice of default must be cured at time of funding.
         Bankruptcy: Chapter 13 Bankruptcy must be discharged/dismissed, or paid-off through escrow at funding. Chapter 7 Bankruptcy must be discharged or dismissed at least 1 day prior to funding. Foreclosure/Notice of Default: Notice of default is acceptable but must be cured at time of funding.

         The loan-to-value ratios, debt-to-income ratios, and loan amounts stated above are maximum levels for a given credit grade category. There are additional restrictions on loan-to-value ratios, debt-to-income ratios, and loan amounts depending on, but not limited to, the occupancy status of the mortgaged property, the type of mortgaged property, and the documentation program.

         The "Credit Bureau Risk Score" is a statistical credit score obtained by Countrywide Home Loans in connection with the loan application to help assess a borrower's creditworthiness. Credit Bureau Risk Scores are generated by models developed by a third party and are made available to mortgage lenders through three national credit bureaus. The models were derived by analyzing data on consumers in order to establish patterns which are believed to be indicative of the borrower's probability of default. The Credit Bureau Risk Scores are based on a borrower's historical credit data, including, among other things, payment history, delinquencies on accounts, levels of outstanding indebtedness, length of client history, types of credit, and bankruptcy experience. Credit Bureau Risk Scores range from approximately 250 to approximately 900, with higher scores indicating an individual with a more favorable credit history compared to an individual with a lower score. However, a Credit Bureau Risk Score purports only to be a measurement of the relative degree of risk a borrower represents to a lender, i.e., that a borrower with a higher score is statistically expected to be less likely to default in payment than a borrower with a lower score. In addition, it should be noted that Credit Bureau Risk Scores were developed to indicate a level of default probability over a two-year period which does not correspond to the life of a mortgage loan. Furthermore, Credit Bureau Risk Scores were not developed specifically for use in connection with mortgage loans, but for consumer loans in general. Therefore, a Credit Bureau Risk Score does not take into consideration the effect of mortgage loan characteristics on the probability of repayment by the borrower. The Credit Bureau Risk Scores set forth in Annex A hereto were obtained either at the time of origination of the Mortgage Loan or more recently. The Credit Bureau Risk Score is used as an aid to, not a substitute for, the underwriter's judgment.

         In determining a Credit Bureau Risk Score for a particular borrower, Countrywide Home Loans attempts to obtain Credit Bureau Risk Scores from each of the three national credit bureaus that produce these scores. Although different scores may be available from each of the three national credit bureaus for a particular borrower, Countrywide Home Loans will use only one score in its determination of whether to underwrite a mortgage loan, based on the following methodology: if scores are available from each of the three national credit bureaus, Countrywide Home Loans will disregard the highest and lowest scores, and use the remaining score; and if scores are available from only two of the three national credit bureau, Countrywide Home Loans will use the lower of the two scores. In the case of a mortgage loan with more than one applicant, Countrywide Home Loans will use the Credit Bureau Risk Score of the applicant contributing the highest percentage of the total qualifying income.

         If only one score is available, or no score is available, Countrywide Home Loans will follow its Limited Credit guidelines. Under the Limited Credit guidelines, credit histories may be developed using rent verification from current and/or previous landlords, proof of payment to utilities such as telephone, or verification from other sources of credit or services for which the applicant has (or had) a regular financial obligation. In general, applications with the aforementioned type of credit documentation are limited to A- risk and 80% loan-to-value ratio. For applicants with established mortgage payment history of at least 12 months and one credit score or no credit score, the mortgage payment history may be used in lieu of a credit score to determine a risk grade.

                        SERVICING OF THE MORTGAGE LOANS

General

         [Countrywide Home Loans Servicing LP] ("Countrywide Servicing" or the "Master Servicer") will act as Master Servicer and will service the Mortgage Loans in accordance with the terms set forth in the Pooling and Servicing Agreement. [It is expected that on the Closing Date the Master Servicer will be the only entity servicing the Mortgage Loans. Additional disclosure complying with the requirements of Item 1108 of Regulation AB will be provided in this section for any servicer of 10% or more of the mortgage loans.] The Master Servicer has agreed to service and administer the Mortgage Loans in accordance with customary and usual standards of practice of prudent mortgage loan lenders in the respective states in which the Mortgaged Properties are located. The Master Servicer has also agreed to represent and protect the interest of the Trustee in the Mortgage Loans in the same manner as it currently protects its own interest in mortgage loans in its own portfolio in any claim, proceeding or litigation regarding a Mortgage Loan. The Master Servicer is permitted to make a modification, waiver or amendment of a Mortgage Loan so long as the modification, waiver or amendment would comply with the general servicing standard described above, not cause any REMIC to fail to qualify as a REMIC, not result in the imposition of certain taxes and not extend the due date for a payment due on the related Mortgage Note for a period greater than 270 days. A modification, waiver or amendment may initially result in a reduction in the payments made under a Mortgage Loan, but it is expected that a modification, waiver or amendment will increase the payments made under the Mortgage Loan over the life of the Mortgage Loan.

         The Master Servicer may perform any of its obligations under the Pooling and Servicing Agreement through one or more subservicers.
Notwithstanding any subservicing arrangement, the Master Servicer will remain liable for its servicing duties and obligations under the Pooling and Servicing Agreement as if the Master Servicer alone were servicing the Mortgage Loans.

The Master Servicer

         The principal executive offices of Countrywide Servicing are located at 7105 Corporate Drive, Plano, Texas 75024. Countrywide Servicing is a Texas limited partnership directly owned by Countrywide GP, Inc. and Countrywide LP, Inc., each a Nevada corporation and a direct wholly owned subsidiary of Countrywide Home Loans. Countrywide GP, Inc. owns a 0.1% interest in Countrywide Servicing and is the general partner. Countrywide LP, Inc. owns a 99.9% interest in Countrywide Servicing and is a limited partner.

         Countrywide Home Loans established Countrywide Servicing in February 2000 to service mortgage loans originated by Countrywide Home Loans that would otherwise have been serviced by Countrywide Home Loans. In January and February, 2001, Countrywide Home Loans transferred to Countrywide Servicing all of its rights and obligations relating to mortgage loans serviced on behalf of Freddie Mac and Fannie Mae, respectively. In October 2001, Countrywide Home Loans transferred to Countrywide Servicing all of its rights and obligations relating to the bulk of its non-agency loan servicing portfolio (other than the servicing of home equity lines of credit), including with respect to those mortgage loans (other than home equity lines of credit) formerly serviced by Countrywide Home Loans and securitized by the Depositor. While Countrywide Home Loans expects to continue to directly service a portion of its loan portfolio, it is expected that the servicing rights for most newly originated Countrywide Home Loans mortgage loans will be transferred to Countrywide Servicing upon sale or securitization of the related mortgage loans. Countrywide Servicing is engaged in the business of servicing mortgage loans and will not originate or acquire loans, an activity that will continue to be performed by Countrywide Home Loans. In addition to acquiring mortgage servicing rights from Countrywide Home Loans, it is expected that Countrywide Servicing will service mortgage loans for non-Countrywide Home Loans affiliated parties as well as subservice mortgage loans on behalf of other master servicers.

         In connection with the establishment of Countrywide Servicing, certain employees of Countrywide Home Loans became employees of Countrywide Servicing. Countrywide Servicing has engaged Countrywide Home Loans as a subservicer to perform certain loan servicing activities on its behalf.

         Countrywide Servicing is an approved mortgage loan servicer for Fannie Mae, Freddie Mac, Ginnie Mae, HUD and VA and is licensed to service mortgage loans in each state where a license is required. Its loan servicing activities are guaranteed by Countrywide Financial and/or Countrywide Home Loans when required by the owner of the mortgage loans.

         [Below is an example of the disclosure to be provided if Countrywide Home Loans, Inc. is the sponsor of the transaction. Similar disclosure complying with the requirements of Item 1104 of Regulation AB will be provided with respect to any other entity that is the sponsor of a transaction.]

Countrywide Home Loans

         Countrywide Home Loans is the sponsor for the transaction and also a seller. Countrywide Home Loans is a New York corporation and a direct wholly owned subsidiary of Countrywide Financial Corporation, a Delaware corporation ("Countrywide Financial"). The principal executive offices of Countrywide Home Loans are located at 4500 Park Granada, Calabasas, California 91302. Countrywide Home Loans is engaged primarily in the mortgage banking business, and as part of that business, originates, purchases, sells and services mortgage loans. Countrywide Home Loans originates mortgage loans through a retail branch system and through mortgage loan brokers and correspondents nationwide. Mortgage loans originated by Countrywide Home Loans are principally first-lien, fixed or adjustable rate mortgage loans secured by single-family residences.

         Countrywide Home Loans has historically sold substantially all the mortgage loans that it has originated and purchased, generally through securitizations. Countrywide Home Loans does not always sell mortgage loans immediately after origination or acquisition, but may decide to sell certain mortgage loans in later periods as part of its overall management of interest rate risk. Countrywide Home Loans has been involved in the securitization of mortgage loans since 1969 when it was approved as a Federal National Mortgage Association seller/servicer. Countrywide Home Loans reviews the structure of its securitizations and discusses the structure with the related underwriters.

         Except as otherwise indicated, reference in the remainder of this prospectus supplement to "Countrywide Home Loans" should be read to include Countrywide Home Loans and its consolidated subsidiaries, including Countrywide Servicing. Countrywide Home Loans services substantially all of the mortgage loans it originates or acquires. In addition, Countrywide Home Loans has purchased in bulk the rights to service mortgage loans originated by other lenders. Countrywide Home Loans has in the past and may in the future sell to mortgage bankers and other institutions a portion of its portfolio of loan servicing rights. As of September 30, 2005, December 31, 2004, December 31, 2003 and December 31, 2002, Countrywide Home Loans provided servicing for mortgage loans with an aggregate principal balance of approximately $1,047.623 billion, $838.322 billion, $644.855 billion and $452.405 billion, respectively, substantially all of which were being serviced for unaffiliated persons. As of September 30, 2005, Countrywide Home Loans provided servicing for approximately $117.522 billion in credit blemished mortgage loans (excluding mortgage loans being subserviced by Countrywide Home Loans).

         Mortgage Loan Production

         The following table sets forth, by number and dollar amount of mortgage loans, Countrywide Home Loans' residential mortgage loan production for the periods indicated.


                                                               Consolidated Mortgage Loan Production
                                        ----------------------------------------------------------------------------------
                                                       Ten Months                Years Ended                  Nine Months
                                          Year Ended      Ended                  December 31,                    Ended
                                         February 28, December 31, ---------------------------------------   September 30,
                                             2001         2001         2002         2003           2004           2005
                                        ------------- ------------ -----------   -----------   -----------   -------------
                                                        (Dollars in millions, except average loan amount)
Conventional Conforming Loans
  Number of Loans.......................    240,608       504,975      999,448     1,517,743       846,395      591,059
  Volume of Loans.......................$    34,434   $    76,432  $   150,110   $   235,868   $   138,845  $   122,780
     Percent of Total Dollar Volume.....      50.0%         61.7%        59.6%         54.2%         38.2%        34.3%
Conventional Non-conforming Loans
  Number of Loans.......................     86,600       137,593      277,626       554,571       509,711      612,768
  Volume of Loans.......................$    11,394   $    22,209  $    61,627   $   136,664   $   140,580  $   163,199
     Percent of Total Dollar Volume.....      16.5%         17.9%        24.5%         31.4%         38.7%        45.6%
FHA/VA Loans
  Number of Loans.......................    118,673       118,734      157,626       196,063       105,562       60,545
  Volume of Loans.......................$    13,075   $    14,109  $    19,093   $    24,402   $    13,247  $     7,978
     Percent of Total Dollar Volume.....      18.9%         11.4%         7.6%          5.6%          3.6%         2.2%
Prime Home Equity Loans
  Number of Loans.......................    119,045       164,503      316,049       453,817       587,046      511,253
  Volume of Loans.......................$     4,660   $     5,639  $    11,650   $    18,103   $    30,893  $    31,403
     Percent of Total Dollar Volume.....       6.8%          4.5%         4.6%          4.2%          8.5%         8.8%
Nonprime Mortgage Loans
  Number of Loans.......................     51,706        43,359       63,195       124,205       250,030      202,768
  Volume of Loans.......................$     5,360   $     5,580  $     9,421   $    19,827   $    39,441  $    32,457
     Percent of Total Dollar Volume.....       7.8%          4.5%         3.7%          4.6%         11.0%         9.1%
Total Loans
  Number of Loans.......................    616,632       969,164    1,813,944     2,846,399     2,298,744    1,978,393
  Volume of Loans.......................$    68,923   $   123,969  $   251,901   $   434,864   $   363,006  $   357,817
  Average Loan Amount...................$   112,000   $   128,000  $   139,000   $   153,000   $   158,000  $   181,000
  Non-Purchase Transactions(1)..........         33%           63%          66%           72%           51%          52%
  Adjustable-Rate Loans(1)..............         14%           12%          14%           21%           52%          53%

----------
(1) Percentage of total loan production based on dollar volume.

Loan Servicing

         The Master Servicer has established standard policies for the servicing and collection of mortgages. Servicing includes, but is not limited to:

         (a) collecting, aggregating and remitting mortgage loan payments;

         (b)      accounting for principal and interest;

         (c) holding escrow (impound) funds for payment of taxes and insurance;

         (d)      making inspections as required of the mortgaged properties;

         (e) preparation of tax related information in connection with the mortgage loans;

         (f)      supervision of delinquent mortgage loans;

         (g)      loss mitigation efforts;

         (h) foreclosure proceedings and, if applicable, the disposition of mortgaged properties; and

         (i) generally administering the mortgage loans, for which it receives servicing fees.

         Billing statements with respect to mortgage loans are mailed monthly by the Master Servicer. The statement details all debits and credits and specifies the payment due. Notice of changes in the applicable loan rate are provided by the Master Servicer to the mortgagor with these statements.

Collection Procedures

         Credit Blemished Mortgage Loans. When a mortgagor fails to make a payment on a credit blemished mortgage loan, the Master Servicer attempts to cause the deficiency to be cured by corresponding with the mortgagor. In most cases, deficiencies are cured promptly. Pursuant to the Master Servicer's servicing procedures for credit blemished loans, the Master Servicer generally mails to the mortgagor a notice of intent to foreclose after the loan becomes 31 days past due (two payments due but not received) and, generally within 59 days thereafter, if the loan remains delinquent, institutes appropriate legal action to foreclose on the mortgaged property. Foreclosure proceedings may be terminated if the delinquency is cured. Mortgage loans to borrowers in bankruptcy proceedings may be restructured in accordance with law and with a view to maximizing recovery of the loans, including any deficiencies.

         Once foreclosure is initiated by the Master Servicer, a foreclosure tracking system is used to monitor the progress of the proceedings. The system includes state specific parameters to monitor whether proceedings are progressing within the time frame typical for the state in which the mortgaged property is located. During the foreclosure proceeding, the Master Servicer determines the amount of the foreclosure bid and whether to liquidate the mortgage loan.

         If foreclosed, the mortgaged property is sold at a public or private sale and may be purchased by Countrywide Home Loans. After foreclosure, the Master Servicer may liquidate the mortgaged property and charge-off the loan balance which was not recovered through liquidation proceeds.

         Servicing and charge-off policies and collection practices with respect to credit blemished mortgage loans may change over time in accordance with, among other things, the Master Servicer's business judgment, changes in the servicing portfolio and applicable laws and regulations.

Foreclosure and Delinquency Experience

         Credit Blemished Mortgage Loans. The following table summarizes the delinquency and foreclosure experience, respectively, on the dates indicated, of credit blemished mortgage loans originated and serviced by Countrywide Home Loans. A credit blemished mortgage loan is characterized as delinquent if the borrower has not paid the monthly payment due within one month of the related due date. The delinquency and foreclosure percentages may be affected by the size and relative lack of seasoning of the servicing portfolio because many of such loans were not outstanding long enough to give rise to some or all of the periods of delinquency indicated in the chart below. Accordingly, the information should not be considered as a basis for assessing the likelihood, amount, or severity of delinquency or losses on the Mortgage Loans, and no assurances can be given that the delinquency or foreclosure experience presented in the table below will be indicative of such experience on such Mortgage Loans. The sum of the columns below may not equal the total indicated due to rounding.

         For purposes of the following table:

         o the period of delinquency is based on the number of days payments are contractually past due;

         o certain total percentages and dollar amounts may not equal the sum of the percentages and dollar amounts indicated in the columns due to differences in rounding;

         o the "Foreclosure Rate" is the dollar amount of mortgage loans in foreclosure as a percentage of the total principal balance of mortgage loans outstanding as of the date indicated; and

         o the "Bankruptcy Rate" is the dollar amount of mortgage loans for which the related borrower has declared bankruptcy as a percentage of the total principal balance of mortgage loans outstanding as of the date indicated.


                                              Delinquency and Foreclosure Experience
                             --------------------------------------------------------------------------
                                   As of December 31, 2001              As of December 31, 2002
                             ------------------------------------ -------------------------------------
                               Principal Balance     Percentage     Principal Balance     Percentage
                             ---------------------  -------------  --------------------  -------------
Total Portfolio                 $9,081,242,926.99       100.00%     $10,499,524,957.75       100.00%
Delinquency Percentage
    30-59 Days                    $806,843,594.55         8.88%        $776,262,182.66         7.39%
    60-89 Days                     255,443,513.99         2.81          272,447,833.46         2.59
    90+ Days                       103,605,791.49         1.14          112,192,108.56         1.07
                             ---------------------  -------------  --------------------  -------------
Sub-Total                       $1,165,892,900.03        12.84%      $1,160,902,124.68        11.06%
                             ---------------------  -------------  --------------------  -------------
Foreclosure Rate                  $356,652,093.38         3.93%        $277,872,737.06         2.65%
Bankruptcy Rate                   $232,679,880.26         2.56%        $293,013,840.50         2.79%


                                              Delinquency and Foreclosure Experience
                             --------------------------------------------------------------------------
                                   As of December 31, 2003               As of December 31, 2004
                             ------------------------------------ -------------------------------------
                               Principal Balance     Percentage     Principal Balance     Percentage
                             ---------------------  -------------  --------------------  -------------
Total Portfolio                $20,666,799,653.23       100.00%      $41,677,307,627.45      100.00%
Delinquency Percentage
    30-59 Days                  $1,237,075,952.99         5.99%       $2,672,783,222.99        6.41%
    60-89 Days                     369,166,558.52         1.79           833,545,643.95        2.00
    90+ Days                       101,415,871.40         0.49           316,611,149.78        0.76
                             ---------------------  -------------  --------------------  -------------
Sub-Total                       $1,707,658,382.91         8.26%       $3,822,940,016.72        9.17%
                             ---------------------  -------------  --------------------  -------------
Foreclosure Rate                  $322,166,334.41         1.56%         $610,898,746.28        1.47%
Bankruptcy Rate                   $305,504,468.46         1.48%         $438,848,648.77        1.05%

         Historically, a variety of factors, including the appreciation of real estate values, have limited the loss and delinquency experience on credit blemished mortgage loans. There can be no assurance that factors beyond the control of Countrywide Home Loans, such as national or local economic conditions or a downturn in the real estate markets of its lending areas, will not result in increased rates of delinquencies and foreclosure losses in the future.

Servicing Compensation and Payment of Expenses

         The Master Servicer will be paid a monthly fee (the "Servicing Fee") from interest collected with respect to each Mortgage Loan (as well as from any liquidation proceeds that are applied to accrued and unpaid interest or Subsequent Recoveries) equal to one-twelfth of the Stated Principal Balance thereof multiplied by the Servicing Fee Rate. The "Servicing Fee Rate" for each Mortgage Loan will equal [ ]% per annum. The amount of the monthly Servicing Fee is subject to adjustment with respect to Mortgage Loans that are prepaid in full, as described in this prospectus supplement under "-- Adjustment to Servicing Fee in Connection with Certain Prepaid Mortgage Loans." [The Master Servicer is also entitled to receive, as additional servicing compensation, amounts in respect of interest paid on Principal Prepayments received during that portion of a Prepayment Period from the related Due Date to the end of the Prepayment Period ("Prepayment Interest Excess"), all late payment fees, assumption fees and other similar charges [(excluding prepayment charges)] and all investment income earned on amounts on deposit in the Certificate Account and Distribution Account.] The Master Servicer is obligated to pay certain ongoing expenses associated with the Mortgage Loans and incurred by the Trustee [and Co-Trustee] in connection with their respective responsibilities under the Pooling and Servicing Agreement.

Adjustment to Servicing Fee in Connection With Certain Prepaid Mortgage Loans

         When a borrower prepays all or a portion of a Mortgage Loan between scheduled monthly payment dates ("Due Dates"), the borrower pays interest on the amount prepaid only to the date of prepayment. Principal Prepayments which are received during that portion of the Prepayment Period from the related Due Date in the

Prepayment Period to the end of the Prepayment Period reduce the Scheduled Payment of interest for the following Due Date but are included in a distribution that occurs on or prior to the distribution of the Scheduled Payment, and accordingly no shortfall in interest otherwise distributable to holders of the Certificates results. Conversely, Principal Prepayments received from that portion of the Prepayment Period from the beginning of the Prepayment Period to related Due Date in the Prepayment Period reduce the Scheduled Payment of interest for the Due Date and are included in a distribution that occurs on or after the distribution of the Scheduled Payment, and accordingly an interest shortfall (a "Prepayment Interest Shortfall") could result. In order to mitigate the effect of any Prepayment Interest Shortfall on interest distributions to holders of the Certificates on any Distribution Date, one-half of the amount of the Servicing Fee otherwise payable to the Master Servicer for the month will, to the extent of the Prepayment Interest Shortfall, be deposited by the Master Servicer in the Certificate Account for distribution to holders of the Certificates entitled thereto on the Distribution Date. The amount of this deposit by the Master Servicer is referred to as "Compensating Interest" and will be reflected in the distributions to holders of the Certificates entitled thereto made on the Distribution Date on which the Principal Prepayments received would be distributed. Any shortfall in interest distributions to the [Class AF-5B] certificateholders resulting from Prepayment Interest Shortfalls will not be covered by the [Class AF-5B] Policy.

Advances

         Subject to the following limitations, on the Business Day prior to each Distribution Date, the Master Servicer will be required to advance (an "Advance") from its own funds, or funds in the Certificate Account that are not required to be distributed on the Distribution Date, on the Business Day immediately preceding the Distribution Date (a "Master Servicer Advance Date"), the sum of:

     o an amount equal to the aggregate of payments of principal and interest on the Mortgage Loans (with the Mortgage Rate adjusted to a rate equal to the Mortgage Rate minus the Servicing Fee Rate (as so adjusted, the "Net Mortgage Rate")) that were due on the related Due Date and delinquent on the related Determination Date; and

     o an amount equivalent to interest (adjusted to the Net Mortgage Rate) deemed due on each Mortgage Loan (i) as to which the related Mortgaged Property has been acquired by the Master Servicer through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan ("REO Property"), which is calculated after taking into account any rental income from such Mortgaged Property or
         (ii) as to which the related Mortgaged Property has been liquidated but as to that Mortgage Loan a Final Recovery Determination has not been made.

         Advances are intended to maintain a regular flow of scheduled interest and principal payments on the Certificates rather than to guarantee or insure against losses. The Master Servicer is obligated to make Advances to the extent that the Advances are, in its judgment, reasonably recoverable from future payments and collections or insurance payments or proceeds of liquidation of the related Mortgage Loan. If the Master Servicer determines on any Determination Date to make an Advance, the Advance will be included with the distribution to holders of the Certificates on the related Distribution Date. Any failure by the Master Servicer to make an Advance as required under the Pooling and Servicing Agreement will constitute an event of default thereunder, in which case the Trustee, as successor master servicer, or any other entity that is appointed as successor master servicer, will be obligated to make Advances in accordance with the terms of the Pooling and Servicing Agreement. An Advance will be reimbursed from the payments on the Mortgage Loan with respect to which the Advance was made. However, if an Advance is determined to be nonrecoverable and the Master Servicer delivers an officer's certificate to the Trustee indicating that the Advance is nonrecoverable, the Master Servicer will be entitled to withdraw from the Certificate Account an amount equal to the nonrecoverable Advance. Reimbursement for Advances and nonrecoverable Advances will be made prior to distributions on the Certificates.

                              THE ISSUING ENTITY

         In connection with the issuance of the Certificates, the Depositor has formed CWHEQ Asset-Backed Certificates Trust 200[ ]-[ ], a [common law] trust created under the laws of the State of [New York] pursuant to the Pooling and Servicing Agreement. CWHEQ Asset-Backed Certificates Trust 200[ ]-[ ] is referred to in this prospectus supplement as the "issuing entity" and is referred to in the prospectus as the "Trust" or the "Trust Fund." The Trustee serves as trustee of the issuing entity and acts on behalf of the issuing entity as the issuing entity does not have any directors, officers or employees. The fiscal year end of the issuing entity is [December 31].

         The issuing entity's activities are limited to the transactions and activities entered into in connection with the securitization described in this prospectus supplement, and except for those activities, the issuing entity is not authorized and has no power to borrow money or issue debt, merge with another entity, reorganize, liquidate or sell assets or engage in any business or activities. Consequently, the issuing entity is not permitted to hold any assets, or incur any liabilities, other than those described in this prospectus supplement. Since the issuing entity is created pursuant to the Pooling and Servicing Agreement, the issuing entity and its permissible activities can only be amended or modified by amending the Pooling and Servicing Agreement.

         Since the issuing entity is a common law trust, it may not be eligible for relief under the federal bankruptcy laws, unless it can be characterized as a "business trust" for purposes of the federal bankruptcy laws. Bankruptcy courts look at various considerations in making this determination, so it is not possible to predict with any certainty whether or not the issuing entity would be characterized as a "business trust."

                               STATIC POOL DATA

         Certain static pool data with respect to the delinquency, cumulative loss and prepayment data for [Countrywide Home Loans] is available online at [ ..com]. This static pool data is not deemed part of the prospectus or the registration statement of which the prospectus is a part to the extent that the static pool data relates to:

o prior securitized pools of [Countrywide Home Loans] that do not include the Mortgage Loans and that were established before January 1, 2006; or

o in the case of information regarding the Mortgage Loans, information about the Mortgage Loans for periods before January 1, 2006.

                        DESCRIPTION OF THE CERTIFICATES

General

         The Certificates will be issued pursuant to the Pooling and Servicing Agreement. We summarize below the material terms and provisions pursuant to which the Certificates will be issued. The summaries are subject to, and are qualified in their entirety by reference to, the provisions of the Pooling and Servicing Agreement. When particular provisions or terms used in the Pooling and Servicing Agreement are referred to, the actual provisions (including definitions of terms) are incorporated by reference. We will file a final copy of the Pooling and Servicing Agreement after the issuing entity issues the Certificates.

         The CWHEQ, Inc., Asset-Backed Certificates, Series 200[ ]-[ ] (the "Certificates") will consist of: [Class AF-1A], [Class AF-1B], [Class AF-2], [Class AF-3], [Class AF-4], [Class AF-5A], [Class AF-5B], [Class AF-6], [Class MF-1], [Class MF-2], [Class MF-3], [Class MF-4], [Class MF-5], [Class MF-6], [Class MF-7], [Class MF-8], [Class BF], [Class 2-AV-1], [Class 2-AV-2]; [Class 3-AV-1], [Class 3-AV-2], [Class 3-AV-3], [Class 3-AV-4], [Class MV-1], [Class MV-2], [Class MV-3], [Class MV-4], [Class MV-5], [Class MV-6], [Class MV-7], [Class MV-8], [Class BV], [Class A-R], [Class PF], [Class PV], [Class CF] and [Class CV] Certificates.

         When describing the Certificates in this prospectus supplement we use the following terms:


Designation                                     Class of Certificates
---------------------------------------------   -----------------------------------------------------------------------------------
[Class AF-1] Certificates:                      [Class AF-1A] and [Class AF-1B] Certificates

[Class AF-5] Certificates:                      [Class AF-5A] and [Class AF-5B] Certificates

[Class AF] Certificates:                        [Class AF-1A], [Class AF-1B], [Class AF-2], [Class AF-3], [Class AF-4],
                                                [Class


                                                                S-49


Designation                                     Class of Certificates
---------------------------------------------   -----------------------------------------------------------------------------------
                                                AF-5A], [Class AF-5B] and [Class AF-6] Certificates

[Fixed Rate] Subordinate Certificates:          [Class MF-1], [Class MF-2], [Class MF-3], [Class MF-4], [Class MF-5], [Class MF-6],
                                                [Class MF-7], [Class MF-8] and [Class BF] Certificates

[Class 2-AV] Certificates:                      [Class 2-AV-1] and  [Class 2-AV-2] Certificates

[Class 3-AV] Certificates:                      [Class 3-AV-1], [Class 3-AV-2], [Class 3-AV-3] and [Class 3-AV-4] Certificates

[Class AV] Certificates:                        [Class 2-AV] and [Class 3-AV] Certificates

[Adjustable Rate] Subordinate Certificates:     [Class MV-1], [Class MV-2], [Class MV-3], [Class MV-4], [Class MV-5], [Class MV-6],
                                                [Class MV-7], [Class MV-8] and [Class BV] Certificates

Senior Certificates:                            [Class AF], [Class AV] and [Class A-R] Certificates

Subordinate Certificates:                       [Fixed Rate] Subordinate Certificates, [Adjustable Rate] Subordinate Certificates
                                                and [Class BV] Certificates

[Fixed Rate] Certificates:                      [Class AF-1B], [Class AF-2], [Class AF-3], [Class AF-4], [Class AF-5A],
                                                [Class AF-5B] and [Class AF-6] Certificates and [Fixed Rate] Subordinate
                                                Certificates

[Adjustable Rate] Certificates:                 [Class AF-1A] and [Class AV] Certificates and [Adjustable Rate] Subordinate
                                                Certificates

Offered Certificates:                           Senior Certificates and the Subordinate Certificates

The Certificates are generally referred to as the following types:

Class                                           Type
---------------------------------------------   -------------------------------
[Class AF-1A] Certificates:                     Senior/Adjustable Rate

[Class AF-1B], [Class AF-2], [Class AF-3],
[Class AF-4] and [Class AF-5] Certificates:     Senior/Fixed Rate

[Class AF-6] Certificates:                      Senior/Fixed Rate/NAS

[Fixed Rate] Subordinate Certificates:          Subordinate/Fixed Rate

[Class 2-AV-1] and [Class 3-AV] Certificates:   Senior/Adjustable Rate

[Class 2-AV-2] Certificates:                    Senior Support/Adjustable Rate

[Adjustable Rate] Subordinate Certificates:     Subordinate/Adjustable Rate

[Class A-R] Certificates:                       Senior/REMIC Residual

[Class PF] and [Class PV] Certificates:         Prepayment Charges

[Class CF] and [Class CV] Certificates:         Residual

         Generally:

         o distributions of principal and interest on the [Class AF] Certificates and the [Fixed Rate Subordinate Certificates] will be based on amounts available for distribution in respect of the Mortgage Loans in Loan Group [1];

         o distributions of principal and interest on the [Class 2-AV] Certificates will be based on amounts available for distribution in respect of the Mortgage Loans in Loan Group [2];

         o distributions of principal and interest on the [Class 3-AV] Certificates will be based on amounts available for distribution in respect of the Mortgage Loans in Loan Group [3];

         o distributions of principal and interest on the [Adjustable Rate Subordinate Certificates] will be based on amounts available for distribution in respect of the Mortgage Loans in Loan Group [2] and Loan Group [3];

         o distributions on the [Class PF] and [Class CF] Certificates, to the extent provided in the Pooling and Servicing Agreement, will be based on amounts available for distribution in respect of the Mortgage Loans in Loan Group [1]; and

         o distributions on the [Class PV] and [Class CV] Certificates, to the extent provided in the Pooling and Servicing Agreement, will be based on amounts available for distribution in respect of the Mortgage Loans in Loan Group [2] and Loan Group [3].

Denominations

         The Offered Certificates (other than the Class A-R Certificates) will be issued in book-entry form as described below in minimum dollar denominations of $[20,000] and integral multiples of $[1,000] in excess thereof. The Class A-R Certificates will be issued as [two] certificates in the denominations specified in the Pooling and Servicing Agreement.

Book-Entry Certificates

         The Offered Certificates (other than the Class A-R Certificates) will be book-entry Certificates (the "Book-Entry Certificates"). The Class A-R Certificates will be issued as two certificates in fully registered certificated form. Persons acquiring beneficial ownership interests in the Book-Entry Certificates ("Certificate Owners") may elect to hold their Book-Entry Certificates through the Depository Trust Company ("DTC") in the United States, or Clearstream, Luxembourg or the Euroclear System ("Euroclear"), in Europe, if they are participants of these systems, or indirectly through organizations which are participants in these systems. Each class of Book-Entry Certificates will be issued in one or more certificates which equal the aggregate certificate principal balance of the applicable class of the Book-Entry Certificates and will initially be registered in the name of Cede & Co., the nominee of DTC. Beneficial interests in the Book-Entry Certificates may be held in minimum denominations representing Certificate Principal Balances of $[20,000] and integral multiples of $[1,000] in excess thereof. Except as set forth under "Description of the Securities--Book-Entry Registration of the Securities" in the prospectus, no person acquiring a beneficial ownership interest in a Book-Entry Certificate (each, a "beneficial owner") will be entitled to receive a physical certificate representing the person's beneficial ownership interest in the Book-Entry Certificate (a "Definitive Certificate"). Unless and until Definitive Certificates are issued, it is anticipated that the only certificateholder of the Book-Entry Certificates will be Cede & Co., as nominee of DTC. Certificate Owners will not be certificateholders as that term is used in the Pooling and Servicing Agreement. Certificate Owners are only permitted to exercise their rights indirectly through the participating organizations that utilize the services of DTC, including securities brokers and dealers, banks and trust companies and clearing corporations and certain other organizations ("Participants") and DTC. See "Description of the Securities--Book-Entry Registration of the Securities" in the prospectus.

Glossary of Terms

         The following terms have the meanings shown below to help describe the cash flow on the Certificates. The definitions are organized based on the context in which they are most frequently used. However, certain definitions may be used in multiple contexts.

         General Definitions.

         "Adjusted Net Mortgage Rate" with respect to each Mortgage Loan means the Mortgage Rate less the related Expense Fee Rate.

         "Business Day" is any day other than:

                  (1) A Saturday or Sunday or

                  (2) A day on which the [Class AF-5B] Insurer or banking institutions in the state of New York or California are required or authorized by law to be closed.

         "Certificate Principal Balance" means for any class of Certificates (other than the Class CF and Class CV Certificates), the aggregate outstanding principal balance of all Certificates of the class, less:

                  (1) all amounts previously distributed to holders of Certificates of that class as scheduled and unscheduled payments of principal, including in the case of the [Class AF-5B] Certificates, any payments of principal under the [Class AF-5B] Policy; and

                  (2) in the case of a class of Subordinate Certificates and the [Class 2-AV-2] Certificates, the Applied Realized Loss Amounts allocated to the class, however, if Applied Realized Loss Amounts have been allocated to the Certificate Principal Balance of any class of Subordinate Certificates or the [Class 2-AV-2] Certificates, the Certificate Principal Balance thereof will be increased on each Distribution Date after the allocation of Applied Realized Loss Amounts, sequentially by class in the order of payment priority, by the amount of Subsequent Recoveries for the related Loan Group or Loan Groups, collected during the related Due Period (if any) (but not by more than the amount of the Unpaid Realized Loss Amount for the class).

         After any allocation of amounts in respect of Subsequent Recoveries to the Certificate Principal Balance of a class of Subordinate Certificates or the [Class 2-AV-2] Certificates, a corresponding decrease will be made on the Distribution Date to the Unpaid Realized Loss Amount for that class or classes. Although Subsequent Recoveries, if any, will be allocated to increase the Certificate Principal Balance of a class of Subordinate Certificates and the [Class 2-AV-2] Certificates, the Subsequent Recoveries will be included in the applicable Principal Remittance Amount and distributed in the priority set forth below under "--Distributions--Distributions of Principal." Therefore these Subsequent Recoveries may not be used to make any principal payments on the class or classes of Certificates for which the Certificate Principal Balances have been increased by allocation of Subsequent Recoveries. Additionally, holders of these Certificates will not be entitled to any payment in respect of interest that would have accrued on the amount of the increase in Certificate Principal Balance for any Accrual Period preceding the Distribution Date on which the increase occurs.

         Exclusively for the purpose of determining any subrogation rights of the [Class AF-5B] Insurer under the Pooling and Servicing Agreement, the "Certificate Principal Balance" of the [Class AF-5B] Certificates is not reduced by the amount of any payments made by the [Class AF-5B] Insurer in respect of principal on the [Class AF-5B] Certificates under the [Class AF-5B] Policy, except to the extent that the payment has been reimbursed to the [Class AF-5B] Insurer pursuant to the provisions of the Pooling and Servicing Agreement.

         "Distribution Date" means the [ ]th day of each month, or if the [ ]th day is not a Business Day, on the first Business Day thereafter, commencing in [ ] 200[ ].

         "Due Period" means with respect to any Distribution Date, the period beginning on the [second] day of the calendar month preceding the calendar month in which the Distribution Date occurs and ending on the [first day] of the month in which the Distribution Date occurs.

         "Excess Proceeds" with respect to a liquidated Mortgage Loan means the amount, if any, by which the sum of any Liquidation Proceeds and Subsequent Recoveries exceed the sum of (i) the unpaid principal balance of the Mortgage Loan plus (ii) accrued interest on the Mortgage Loan at the Mortgage Rate during each Due Period as to which interest was not paid or advanced on the Mortgage Loan.

         "Final Recovery Determination" means a determination by the Master Servicer that it has received all proceeds it expects to receive with respect to the liquidation of a Mortgage Loan.

         "Insurance Proceeds" means all proceeds of any insurance policy received prior to a Final Recovery Determination (to the extent that the proceeds are not applied to the restoration of the property or released to the mortgagor in accordance with the Master Servicer's normal servicing procedures), other than proceeds that represent reimbursement of the Master Servicer's costs and expenses incurred in connection with presenting claims under the related insurance policy.

         "Liquidation Proceeds" means any Insurance Proceeds and all other net proceeds received prior to a Final Recovery Determination in connection with the partial or complete liquidation of a Mortgage Loan (whether through trustee's sale, foreclosure sale or otherwise) or in connection with any condemnation or partial release of the related Mortgaged Property, together with the net proceeds received prior to a Final Recovery Determination with respect to any Mortgaged Property acquired by the Master Servicer by foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan (other than the amount of the net proceeds representing Excess Proceeds and net of reimbursable expenses).

         "Percentage Interest" with respect to any Certificate, means the percentage derived by dividing the denomination of the Certificate by the aggregate denominations of all Certificates of the applicable class.

         "Record Date" means:

                  (1) in the case of the [Adjustable Rate Certificates], the [Business Day immediately preceding the Distribution Date, unless the Adjustable-Rate Certificates are no longer book-entry certificates, in which case the Record Date will be the last Business Day of the month preceding the month of the Distribution Date], and

                  (2) in the case of the [Fixed Rate Certificates] and the [Class A-R] Certificates, the [last Business Day of the month preceding the month of the Distribution Date].

         "Subsequent Recoveries" means, with respect to any Mortgage Loan in respect of which a Realized Loss was incurred, any proceeds of the type described in the definitions of "Insurance Proceeds" and "Liquidation Proceeds" received in respect of the Mortgage Loan after a Final Recovery Determination (other than the amount of the net proceeds representing Excess Proceeds and net of reimbursable expenses).

         Definitions related to Interest Calculations and Distributions.

         "Accrual Period" for any Distribution Date and the [Adjustable Rate Certificates], means the period from and including the preceding Distribution Date (or from and including the Closing Date in the case of the first Distribution Date) to and including the day prior to the current Distribution Date, and for the [Fixed Rate Certificates], means the calendar month immediately preceding the month in which the Distribution Date occurs.

         ["[Class AF-5B] Policy Premium Rate" means a rate equal to [ ]% per annum.]

         ["[Class AF-5B] Premium" means for any Distribution Date the fee payable to the [Class AF-5B] Insurer in respect of its services as [Class AF-5B] Insurer that accrues at the [Class AF-5B] Policy Premium Rate for the [Class AF-5B] Certificates on a balance equal to [the Certificate Principal Balance of the [Class AF-5B] Certificates immediately prior to the Distribution Date.] [The [Class AF-5B] Premium shall be computed on the basis of a 360-day year consisting of twelve 30-day months.]

         ["[Class AF-5B] Reimbursement Amount" means, with respect to any Distribution Date, (i) all Insured Payments paid by the [Class AF-5B] Insurer, but for which the [Class AF-5B] Insurer has not been reimbursed prior to the Distribution Date, plus (ii) interest accrued on the Insured Payments not previously repaid calculated at the Late Payment Rate.]

         "Current Interest" with respect to each class of interest-bearing certificates and each Distribution Date means the interest accrued at the Pass-Through Rate for the applicable Accrual Period on the Certificate Principal Balance of the class immediately prior to the Distribution Date.

         "Expense Fee Rate" with respect to each Mortgage Loan is equal to the sum of the Servicing Fee Rate and the Trustee Fee Rate.

         "Interest Carry Forward Amount" with respect to [each class of interest-bearing certificates] and each Distribution Date means the excess of:

                  (a) Current Interest for the class with respect to prior Distribution Dates over

                  (b) the amount actually distributed to the class with respect to interest on prior Distribution Dates.

         "Interest Determination Date" means for the [Adjustable Rate Certificates], the [second LIBOR Business Day] preceding the commencement of each Accrual Period.

         ["Interest Funds" means for any Loan Group and any Distribution Date
(1) the Interest Remittance Amount for that Loan Group and the Distribution Date, less (2) the portion of the Trustee Fee allocable to that Loan Group for the Distribution Date.]

         ["Interest Remittance Amount" means with respect to each Loan Group and any Distribution Date:

                  (a) the sum, without duplication, of:

                           (1) all scheduled interest collected during the
                  related Due Period (other than Credit Comeback Excess Amounts (if any)), less the related Servicing Fees,

                           (2) all interest on prepayments, other than
                  Prepayment Interest Excess,

                           (3) all Advances relating to interest,

                           (4) all Compensating Interest,

                           (5) all Liquidation Proceeds collected during the
                  related Due Period (to the extent that the Liquidation Proceeds relate to interest), and

                           (6) [any Seller Shortfall Interest Requirement],
                  less

                  (b) all Advances relating to interest and certain expenses reimbursed during the related Due Period,

in each case with respect to the Mortgage Loans in the Loan Group.]

         ["Net Rate Cap" for each Distribution Date means:

         (i) with respect to each class of [Class AF] Certificates (other than the [Class AF-5B] Certificates) and each class of [Fixed Rate Subordinate Certificates], the weighted average Adjusted Net Mortgage Rate of the Mortgage Loans in Loan Group [1] for the Distribution Date ]adjusted, in the case of the [Class AF-1A] Certificates only, to an effective rate reflecting the calculation of interest on the basis of the actual number of days elapsed during the related Accrual Period and a 360-day year],

         (ii) with respect to the [Class AF-5B] Certificates, the Net Rate Cap with respect to the [Class AF] Certificates less the [Class AF-5B] Policy Premium Rate,

         (iii) with respect to each class of [Class 2-AV] Certificates, the weighted average Adjusted Net Mortgage Rate of the Mortgage Loans in Loan Group [2] for the Distribution Date, [adjusted to an effective rate reflecting the calculation of interest on the basis of the actual number of days elapsed during the related Accrual Period and a 360-day year],

         (iv) with respect to each class of [Class 3-AV] Certificates, the weighted average Adjusted Net Mortgage Rate of the Mortgage Loans in Loan Group [3] for the Distribution Date, [adjusted to an effective rate reflecting the calculation of interest on the basis of the actual number of days elapsed during the related Accrual Period and a 360-day year], and

         (v) with respect to each class of [Adjustable Rate Subordinate Certificates], the weighted average of (a) the weighted average Adjusted Net Mortgage Rate of the Mortgage Loans in Loan Group [2] for the Distribution Date (weighted by an amount equal to the positive difference (if any) of the sum of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group [2] and the amount on deposit in the Pre-Funding Account in respect of Loan Group [2] over the outstanding aggregate Certificate Principal Balance of the [Class 2-AV] Certificates) and (b) the weighted average Adjusted Net Mortgage Rate of the Mortgage Loans in Loan Group [3] for the Distribution Date (weighted by an amount equal to the positive difference (if any) of the sum of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group [3] and the amount on deposit in the Pre-Funding Account in respect of Loan Group [3] over the outstanding aggregate Certificate Principal Balance of the [Class 3-AV] Certificates), [adjusted to an effective rate reflecting the calculation of interest on the basis of the actual number of days elapsed during the related Accrual Period and a 360-day year].]

         ["Net Rate Carryover" for a class of interest-bearing certificates on any Distribution Date means the excess of:

                  (1) the amount of interest that the class would have accrued for the Distribution Date had the Pass-Through Rate for that class and the related Accrual Period not been calculated based on the applicable Net Rate Cap, over

                  (2) the amount of interest the class accrued on the Distribution Date based on the applicable Net Rate Cap,

         plus the unpaid portion of this excess from prior Distribution Dates (and interest accrued thereon at the then applicable Pass-Through Rate, without giving effect to the applicable Net Rate Cap). Any Net Rate Carryover for the [Class AF-5B] Certificates will not be covered by the [Class AF-5B] Policy.]

         "Pass-Through Margin" for each class of [Adjustable Rate
Certificates] means the following:

                                                         (1)            (2)
                                                    -------------   -----------
         [Class AF-1A]...........................
         [Class 2-AV-1]..........................
         [Class 2-AV-2]..........................
         [Class 3-AV-1]..........................
         [Class 3-AV-2]..........................
         [Class 3-AV-3]..........................
         [Class 3-AV-4]..........................
         [Class MV-1]............................
         [Class MV-2]............................
         [Class MV-3]............................
         [Class MV-4]............................
         [Class MV-5]............................
         [Class MV-6]............................
         [Class MV-7]............................
         [Class MV-8]............................
         [Class BV]..............................

----------
(1) For any Accrual Period relating to any Distribution Date occurring on or prior to the Optional Termination Date.

(2) For any Accrual Period relating to any Distribution Date occurring after the Optional Termination Date.

         "Pass-Through Rate" with respect to each Accrual Period and each class of [Adjustable Rate Certificates] means a per annum rate equal to the lesser of:

                  (1) [One-Month LIBOR] for the Accrual Period (calculated as described below under "-- Calculation of One-Month LIBOR") plus the Pass-Through Margin for the class and Accrual Period, and

                  (2) the applicable Net Rate Cap for the related Distribution Date.

         "Pass-Through Rate" with respect to each Accrual Period and the [Fixed Rate Certificates] means a per annum rate equal to the lesser of:

                  (1) the per annum fixed rate for the class and the Accrual Period set forth in the summary of this prospectus supplement under "Description of the Certificates -- General" and

                  (2) the applicable Net Rate Cap for the related Distribution Date.

         "Reference Bank Rate" with respect to any Accrual Period means the arithmetic mean (rounded upwards, if necessary, to the nearest whole multiple of [0.03125%]) of the offered rates for United States dollar deposits for [one month] that are quoted by the Reference Banks as of [11:00 a.m.], New York City time, on the related Interest Determination Date to prime banks in the London interbank market for a period of [one month] in amounts approximately equal to the aggregate Certificate Principal Balance of all the [Adjustable Rate Certificates] for the Accrual Period, provided that at least two Reference Banks provide the rate. If fewer than two offered rates appear, the Reference Bank Rate will be the arithmetic mean (rounded upwards, if necessary, to the nearest whole multiple of [0.03125%]) of the rates quoted by one or more major banks in New York City, selected by the Trustee, as of [11:00 a.m.], New York City time, on that date for loans in U.S. dollars to leading European banks for a period of [one month] in amounts approximately equal to the aggregate Certificate Principal Balance of all the [Adjustable Rate Certificates] for the Accrual Period.

         "LIBOR Business Day" means a day on which banks are open for dealing in foreign currency and exchange in London and New York City.

         "Reference Banks" means leading banks selected by the Trustee and engaged in transactions in Eurodollar deposits in the international Eurocurrency market:

                  (1) with an established place of business in London,

                  (2) which have been designated as a Reference Bank by the Trustee and

                  (3) which are not controlling, controlled by, or under common control with, the Depositor, Countrywide Home Loans, the Master Servicer or any successor Master Servicer.

         ["Seller Shortfall Interest Requirement" with respect to the Master Servicer Advance Date in each of [ ] 200[ ], [ ] 200[ ] and [ ] 200[ ] means the sum of:

                  (a) the product of (1) the excess of the aggregate Stated Principal Balance for the Distribution Date of all the Mortgage Loans in the Mortgage Pool (including the Subsequent Mortgage Loans, if any) owned by the issuing entity at the beginning of the related Due Period, over the aggregate Stated Principal Balance for the Distribution Date of the Mortgage Loans (including the Subsequent Mortgage Loans, if any) that have a scheduled payment of interest due in the related Due Period, and (2) a fraction, the numerator of which is the weighted average Net Mortgage Rate of all the Mortgage Loans in the Mortgage Pool (including the Subsequent Mortgage Loans, if any) (weighted on the basis of the Stated Principal Balances thereof for the Distribution Date) and the denominator of which is 12; and

                  (b) the lesser of:

                           (i) the product of (1) the amount on deposit in the
                  Pre-Funding Account at the beginning of the related Due Period, and (2) a fraction, the numerator of which is the weighted average Net Mortgage Rate of the Mortgage Loans (including Subsequent Mortgage Loans, if any) owned by the issuing entity at the beginning of the related Due Period (weighted on the basis of the Stated Principal Balances thereof for the Distribution Date) and the denominator of which is 12; and

                           (ii) the excess of (x) the sum of (1) the amount of
                  Current Interest and Interest Carry Forward Amount due and payable on the [Class AF] and [Class AV] Certificates and the [Fixed Rate] and [Adjustable Rate Subordinate Certificates] for the Distribution Date and (2) the monthly premium for the [Class AF-5B] Policy for the Distribution Date over (y) Interest Funds available to pay (1) Current Interest and the Interest Carry Forward Amount on the [Class AF] and [Class AV] Certificates and the [Fixed Rate] and [Adjustable Rate Subordinate Certificates] for the Distribution Date and (2) the monthly premium for the [Class AF-5B] Policy for the Distribution Date (after giving effect to the addition of any amounts in clause (a) of this definition of Seller Shortfall Interest Requirement to Interest Funds for the Distribution Date).]

         "Trustee Fee Rate" means a rate equal to [ ]% per annum.

         Definitions related to Principal Calculations and Distributions.

         ["Adjustable Rate Cumulative Loss Trigger Event" with respect to any Distribution Date on or after the Adjustable Rate Stepdown Date, an Adjustable Rate Cumulative Loss Trigger Event occurs if (x) the aggregate amount of Realized Losses on the Mortgage Loans in Loan Group [2] and Loan Group [3] from the Cut-off Date for each Mortgage Loan in Loan Group [2] and Loan Group [3] to (and including) the last day of the related Due Period (reduced by the aggregate amount of any Subsequent Recoveries related to Loan Group [2] and Loan Group [3] received through the last day of that Due Period) exceeds (y) the applicable percentage, for the Distribution Date, of the sum of the aggregate Initial Cut-off Date Principal Balance of the Initial Mortgage Loans in Loan Group [2] and Loan Group [3] and the original Pre-Funded Amount in respect of Loan Group [2] and Loan Group [3], as set forth below:


Distribution Date                                Percentage
-----------------                                ----------

[    ] 200[   ] -- [    ] 200[  ]................  [    ]% with respect to [    ] 200[  ], plus an
                                                 additional 1/12th of [      ]% for each month thereafter
                                                 through [____] 200[__]
[    ] 200[   ] -- [    ] 200[  ]................  [    ]% with respect to [    ] 200[  ], plus an
                                                 additional 1/12th of [      ]% for each month thereafter
                                                 through [    ] 200[  ]
[    ] 200[   ] -- [    ] 200[  ]................  [    ]% with respect to [    ] 200[  ], plus an
                                                 additional 1/12th of [      ]% for each month thereafter
                                                 through [    ] 200[  ]
[    ] 200[  ] and thereafter................... [    ]%]

         ["Adjustable Rate Delinquency Trigger Event" with respect to any Distribution Date on or after the Adjustable Rate Stepdown Date, an Adjustable Rate Delinquency Trigger Event exists if the Rolling Sixty-Day Delinquency Rate for the outstanding Mortgage Loans in Loan Group [2] and Loan Group [3] equals or exceeds the product of [ ]% and the Adjustable Rate Senior Enhancement Percentage for the Distribution Date.]

         ["Adjustable Rate OC Floor" means an amount equal to [ ]% of the sum of the aggregate Initial Cut-off Date Principal Balance of the Initial Mortgage Loans in Loan Group [2] and Loan Group [3] and the original Pre-Funded Amount in respect of Loan Group [2] and Loan Group [3].]

         ["Adjustable Rate Overcollateralization Deficiency Amount" with respect to any Distribution Date means the amount, if any, by which the Adjustable Rate Overcollateralization Target Amount exceeds the Adjustable Rate Overcollateralized Amount on the Distribution Date (after giving effect to distributions in respect of the Principal Remittance Amount for Loan Group [2] and Loan Group [3] on the Distribution Date).]

         ["Adjustable Rate Overcollateralization Target Amount" with respect to any Distribution Date means (a) prior to the Adjustable Rate Stepdown Date, an amount equal to [ ]% of the sum of the aggregate Initial Cut-off Date Principal Balance of the Initial Mortgage Loans in Loan Group [2] and Loan Group [3] and the original Pre-Funded Amount in respect of Loan Group [2] and Loan Group [3] and (b) on or after the Adjustable Rate Stepdown Date, the greater of (i) an amount equal to [ ]% of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group [2] and Loan Group [3] for the current Distribution Date and (ii) the Adjustable Rate OC Floor; provided, however, that if an Adjustable Rate Trigger Event is in effect on any Distribution Date, the Adjustable Rate Overcollateralization Target Amount will be the Adjustable Rate Overcollateralization Target Amount as in effect for the prior Distribution Date.]

         ["Adjustable Rate Overcollateralized Amount" for any Distribution Date means the amount, if any, by which (x) the sum of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group [2] and Loan Group [3] for the Distribution Date and any amount on deposit in the Pre-Funding Account in respect of Loan Group [2] and Loan Group [3] on the Distribution Date exceeds (y) the sum of the aggregate Certificate Principal Balance of the [Class AV] Certificates and the [Adjustable Rate Subordinate Certificates] as of the Distribution Date (after giving effect to distributions of the Principal Remittance Amount for Loan Group [2] and Loan Group [3] to be made on the Distribution Date).]

         ["Adjustable Rate Stepdown Date" means the later to occur of (x) the Distribution Date in [ ] 200[ ] and (y) the first Distribution Date on which the aggregate Certificate Principal Balance of the [Class AV] Certificates (after calculating anticipated distributions on the Distribution Date) is less than or equal to [ ]% of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group [2] and Loan Group [3] for the Distribution Date.]

         ["Adjustable Rate Senior Enhancement Percentage" with respect to any Distribution Date on or after the Adjustable Rate Stepdown Date means a fraction (expressed as a percentage):

                  (1) the numerator of which is the excess of:

                           (a) the aggregate Stated Principal Balance of the
                  Mortgage Loans in Loan Group [2] and Loan Group [3] for the preceding Distribution Date over

                           (b) (i) before the Certificate Principal Balances
                  of the [Class AV] Certificates have been reduced to zero, the sum of the Certificate Principal Balances of the [Class AV] Certificates, or (ii) after the Certificate Principal Balances of the [Class AV] Certificates have been reduced to zero, the Certificate Principal Balance of the most senior class of [Adjustable Rate Subordinate Certificates] outstanding, as of the preceding Master Servicer Advance Date, and

                  (2) the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group [2] and Loan Group [3] for the preceding Distribution Date.]

         ["Adjustable Rate Subordinate Class Principal Distribution Amount" for any class of [Adjustable Rate Subordinate Certificates] and Distribution Date means the excess of:

                  (1) the sum of:

                           (a) the aggregate Certificate Principal Balance of
                  the [Class AV] Certificates (after taking into account distribution of the [Class AV] Principal Distribution Target Amount for the Distribution Date),

                           (b) the aggregate Certificate Principal Balance of
                  any class(es) of [Adjustable Rate Subordinate Certificates] that are senior to the subject class (in each case, after taking into account distribution of the Adjustable Rate Subordinate Class Principal Distribution Amount(s) for the senior class(es) of Certificates for the Distribution Date), and

                           (c) the Certificate Principal Balance of the
                  subject class of [Adjustable Rate Subordinate Certificates] immediately prior to the Distribution Date over

                  (2) the lesser of (a) the product of (x) 100% minus the Stepdown Target Subordination Percentage for the subject class of Certificates and (y) the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group [2] and Loan Group [3] for the Distribution Date and (b) the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group [2] and Loan Group [3] for the Distribution Date minus the Adjustable Rate OC Floor;

provided, however, that if a class of [Adjustable Rate Subordinate Certificates] is the only class of [Adjustable Rate Subordinate Certificates] outstanding on the Distribution Date, that class will be entitled to receive the entire remaining Principal Distribution Amount for Loan Group [2] and Loan Group [3] until the Certificate Principal Balance thereof is reduced to zero.]

         ["Adjustable Rate Trigger Event" with respect to any Distribution Date on or after the Adjustable Rate Stepdown Date means either an Adjustable Rate Delinquency Trigger Event with respect to that Distribution Date or an Adjustable Rate Cumulative Loss Trigger Event with respect to that Distribution Date.]

         ["[Class AF] Principal Distribution Amount" for any Distribution Date means the excess of:

                  (1) the aggregate Certificate Principal Balance of the [Class AF] Certificates immediately prior to the Distribution Date, over

                  (2) the lesser of (i) [ ]% of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group [1] for the Distribution Date and (ii) the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group [1] for the Distribution Date minus the Fixed Rate OC Floor.]

         ["[Class AV] Principal Distribution Allocation Amount" means for any Distribution Date, (a) in the case of the [Class 2-AV] Certificates, the [Class 2-AV] Principal Distribution Amount and (b) in the case of the [Class 3-AV] Certificates, the [Class 3-AV] Principal Distribution Amount.]

         ["[Class AV] Principal Distribution Target Amount" for any Distribution Date means the excess of:

                  (1) the aggregate Certificate Principal Balance of the [Class AV] Certificates immediately prior to the Distribution Date, over

                  (2) the lesser of (i) [ ]% of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group [2] and Loan Group [3] for the Distribution Date and (ii) the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group [2] and Loan Group [3] for the Distribution Date minus the Adjustable Rate OC Floor.]

         ["[Class 2-AV] Principal Distribution Amount" for any Distribution Date means the product of (x) the [Class AV] Principal Distribution Target Amount and (y) a fraction, the numerator of which is the [Class 2-AV] Principal Distribution Target Amount and the denominator of which is the sum of the [Class 2-AV] Principal Distribution Target Amount and the [Class 3-AV] Principal Distribution Target Amount.]

         ["[Class 2-AV] Principal Distribution Target Amount" for any Distribution Date means the excess of:

                  (1) the aggregate Certificate Principal Balance of the [Class 2-AV] Certificates immediately prior to the Distribution Date, over

                  (2) the lesser of (x) [ ]% of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group [2] for the Distribution Date and (y) the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group [2] for the Distribution Date minus [ ]% of the sum of the aggregate Initial Cut-off Date Principal Balance of the Initial Mortgage Loans in Loan Group [2] and the original Pre-Funded Amount in respect of Loan Group [2].]

         ["[Class 3-AV] Principal Distribution Amount" for any Distribution Date means the product of (x) the [Class AV] Principal Distribution Target Amount and (y) a fraction, the numerator of which is the [Class 3-AV] Principal Distribution Target Amount and the denominator of which is the sum of the [Class 2-AV] Principal Distribution Target Amount and the [Class 3-AV] Principal Distribution Target Amount.]

         ["[Class 3-AV] Principal Distribution Target Amount" for any Distribution Date means the excess of:

                  (1) the aggregate Certificate Principal Balance of the [Class 3-AV] Certificates immediately prior to the Distribution Date, over

                  (2) the lesser of (x) [ ]% of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group [3] for the Distribution Date and (y) the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group [3] for the Distribution Date minus 0.50% of the sum of the aggregate Initial Cut-off Date Principal Balance of the Initial Mortgage Loans in Loan Group [3] and the original Pre-Funded Amount in respect of Loan Group [3].]

         ["[Class 3-AV-1] Acceleration Event" with respect to any Distribution Date, beginning with the Distribution Date in [ ] 20[ ] until the Certificate Principal Balance of the [Class 3-AV-1] Certificates has been reduced to zero, a [Class 3-AV-1] Acceleration Event exists if the Certificate Principal Balance of the [Class 3-AV-1] Certificates (after taking into account all distributions to the [Class 3-AV-1] Certificates for the Distribution Date other than the [Class 3-AV-1] Acceleration Amount) exceeds the [Class 3-AV-1] Target Balance for the Distribution Date. ]

         ["[Class 3-AV-1] Acceleration Amount" with respect to any Distribution Date means the lesser of (a) the amount of funds remaining after making payments pursuant to clause 6 of the priority of distributions under "-- Overcollateralization Provisions -- Fixed Rate Loan Group Excess Cashflow," and (b) the excess of (x) the Certificate Principal Balance of the [Class 3-AV-1] Certificates (after taking into account all distributions to the [Class 3-AV-1] Certificates for the Distribution Date other than the [Class 3-AV-1] Acceleration Amount) over (y) the [Class 3-AV-1] Target Balance for the Distribution Date.]

         ["[Class 3-AV-1] Target Balance" for each Distribution Date, beginning with the Distribution Date in [ ] 20[ ], is as described in the following table:


                     [Class 3-AV-1]        Month of       [Class 3-AV-1]        Month of       [Class 3-AV-1]
    Month of         Target Balance      Distribution     Target Balance      Distribution     Target Balance
Distribution Date         ($)                Date               ($)               Date               ($)
-----------------    --------------      ------------     --------------      ------------     --------------






         ["Extra Principal Distribution Amount" with respect to any Distribution Date and (A) Loan Group [1] means the lesser of (1) the Fixed Rate Overcollateralization Deficiency Amount and (2) the sum of the Fixed Rate Loan Group Excess Cashflow and the Credit Comeback Excess Cashflow available for payment thereof in the priority set forth in this prospectus supplement and (B) Loan Group [2] and Loan Group [3], is the lesser of (1) the Adjustable Rate Overcollateralization Deficiency Amount and (2) the Adjustable Rate Loan Group Excess Cashflow available for payment thereof, to be allocated between Loan Group [2] and Loan Group [3], pro rata, based on the Principal Remittance Amount for Loan Group [2] and Loan Group [3] for the Distribution Date in the priority set forth in this prospectus supplement.]

         ["Fixed Rate OC Floor" means an amount equal to [ ]% of the sum of the aggregate Initial Cut-off Date Principal Balance of the Initial Mortgage Loans in Loan Group [1] and the original Pre-Funded Amount in respect of Loan Group [1].]

         ["Fixed Rate Cumulative Loss Trigger Event" with respect to any Distribution Date on or after the Fixed Rate Stepdown Date, a Fixed Rate Cumulative Loss Trigger Event occurs if (x) the aggregate amount of Realized Losses on the Mortgage Loans in Loan Group [1] from the Cut-off Date for each Mortgage Loan in Loan Group [1] to (and including) the last day of the related Due Period (reduced by the aggregate amount of any Subsequent Recoveries related to Loan Group [1] received through the last day of that Due Period) exceeds (y) the applicable percentage, for the Distribution Date, of the sum of the aggregate Initial Cut-off Date Principal Balance of the Initial Mortgage Loans in Loan Group [1] and the original Pre-Funded Amount in respect of Loan Group [1], as set forth below:

Distribution Date                                  Percentage
-----------------                                  ----------
[   ] 200[   ] -- [    ] 200[   ]........ [   ]% with respect to [   ] 200[
                                          ], plus an additional 1/12th of [   ]%
                                          for each month thereafter through [
                                          ] 200[   ]
[   ] 200[   ] -- [    ] 200[   ]........ [   ]% with respect to [   ] 200[
                                          ], plus an additional 1/12th of [   ]%
                                          for each month thereafter through [
                                          ] 200[   ]
[   ] 200[   ] -- [    ] 200[   ]........ [   ]% with respect to [    ] 200[
                                          ], plus an additional 1/12th of [   ]%
                                          for each month thereafter through [
                                          ] 200[   ]
[   ] 200[   ] -- [    ] 200[   ]........ [   ]% with respect to [    ] 200[
                                          ], plus an additional 1/12th of [   ]%
                                          for each month thereafter through [
                                          ] 200[   ]
[   ] 200[   ] and thereafter............ [       ]%]

         ["Fixed Rate Delinquency Trigger Event" with respect to any Distribution Date on or after the Fixed Rate Stepdown Date, a Fixed Rate Delinquency Trigger Event exists if the Rolling Sixty-Day Delinquency Rate for the outstanding Mortgage Loans in Loan Group [1] equals or exceeds the product of [ ]% and the Fixed Rate Senior Enhancement Percentage for the Distribution Date.]

         ["Fixed Rate Overcollateralization Deficiency Amount" with respect to any Distribution Date means the amount, if any, by which the Fixed Rate Overcollateralization Target Amount exceeds the Fixed Rate Overcollateralized Amount on the Distribution Date (after giving effect to distributions in respect of the Principal Remittance Amount for Loan Group [1] on the Distribution Date).]

         ["Fixed Rate Overcollateralization Target Amount" means with respect to any Distribution Date (a) prior to the Fixed Rate Stepdown Date, an amount equal to [ ]% of the sum of the aggregate Initial Cut-off Date Principal Balance of the Initial Mortgage Loans in Loan Group [1] and the original Pre-Funded Amount in respect of Loan Group [1] and (b) on or after the Fixed Rate Stepdown Date, the greater of (i) an amount equal to [ ]% of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group [1] for the current Distribution Date and (ii) the Fixed Rate OC Floor; provided, however, that if a Fixed Rate Trigger Event is in effect on any Distribution Date, the Fixed Rate Overcollateralization Target Amount will be the Fixed Rate Overcollateralization Target Amount as in effect for the prior Distribution Date.]

         ["Fixed Rate Overcollateralized Amount" for any Distribution Date means the amount, if any, by which (x) the sum of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group [1] for the Distribution Date and any amount on deposit in the Pre-Funding Account in respect of Loan Group [1] on the Distribution Date exceeds (y) the aggregate Certificate Principal Balance of the [Class AF] Certificates and the [Fixed Rate Subordinate Certificates] as of the Distribution Date (after giving effect to distributions of the Principal Remittance Amount from Loan Group [1] to be made on the Distribution Date).]

         ["Fixed Rate Senior Enhancement Percentage" with respect to any Distribution Date on or after the Fixed Rate Stepdown Date means a fraction (expressed as a percentage):

                  (1) the numerator of which is the excess of:

                           (a) the aggregate Stated Principal Balance of the
                  Mortgage Loans in Loan Group [1] for the preceding Distribution Date over

                           (b) (i) before the Certificate Principal Balances
                  of the [Class AF] Certificates have been reduced to zero, the sum of the Certificate Principal Balances of the [Class AF] Certificates, or (ii) after the Certificate Principal Balances of the [Class AF] Certificates have been reduced to zero, the Certificate Principal Balance of the most senior class of [Fixed Rate Subordinate Certificates] outstanding, as of the preceding Master Servicer Advance Date, and

                  (2) the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group [1] for the preceding Distribution Date.]

         ["Fixed Rate Stepdown Date" means the later to occur of (x) the Distribution Date in [ ] 200[ ] and (y) the first Distribution Date on which the aggregate Certificate Principal Balance of the [Class AF] Certificates (after calculating anticipated distributions on the Distribution Date) is less than or equal to [ ]% of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group [1] for the Distribution Date.]

         ["Fixed Rate Subordinate Class Principal Distribution Amount" for any class of [Fixed Rate Subordinate Certificates] and Distribution Date means the excess of:

                  (1) the sum of:

                           (a) the aggregate Certificate Principal Balance of
                  the [Class AF] Certificates (after taking into account distribution of the [Class AF] Principal Distribution Amount for the Distribution Date),

                           (b) the aggregate Certificate Principal Balance of
                  any class(es) of [Fixed Rate Subordinate Certificates] that are senior to the subject class (in each case, after taking into account distribution of the Fixed Rate Subordinate Class Principal Distribution Amount(s) for the senior class(es) of Certificates of Subordinate Certificates for the Distribution Date), and

                           (c) the Certificate Principal Balance of the
                  subject class of [Fixed Rate Subordinate Certificates] immediately prior to the subject Distribution Date over

                  (2) the lesser of (a) the product of (x) 100% minus the Stepdown Target Subordination Percentage for the subject class of Certificates and (y) the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group [1] for the Distribution Date and (b) the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group [1] for the Distribution Date minus the Fixed Rate OC Floor;

provided, however, that if a class of [Fixed Rate Subordinate Certificates] is the only class of [Fixed Rate Subordinate Certificates] outstanding on the Distribution Date, that class will be entitled to receive the entire remaining Principal Distribution Amount for Loan Group [1] until the Certificate Principal Balance thereof is reduced to zero.]

         ["Fixed Rate Trigger Event" with respect to any Distribution Date on or after the Fixed Rate Stepdown Date means either a Fixed Rate Delinquency Trigger Event with respect to that Distribution Date or a Fixed Rate Cumulative Loss Trigger Event with respect to that Distribution Date.]

         ["Group [2] Sequential Trigger Event" occurs with respect to any Distribution Date (i) prior to the Distribution Date in [ ] 200[ ], if (x) the aggregate amount of Realized Losses on the Mortgage Loans in Loan Group [2] from the Cut-off Date for each Mortgage Loan in Loan Group [2] to (and including) the last day of the related Due Period (reduced by the aggregate amount of any Subsequent Recoveries related to the Mortgage Loans in Loan Group [2] received through the last day of that Due Period) exceeds (y) 3.25% of the sum of the aggregate

Initial Cut-off Date Principal Balance of the Initial Mortgage Loans in Loan Group [2] and the original Pre-Funded Amount in respect of Loan Group [2] or
(ii) on or after the Distribution Date in [ ] 200[ ], if an Adjustable Rate Trigger Event is in effect.]

         ["Initial Target Subordination Percentage" and "Stepdown Target Subordination Percentage" for any class of Subordinate Certificates means the respective percentages indicated in the following table:

                                     Initial Target          Stepdown Target
                                     Subordination            Subordination
                                      Percentage                Percentage
                                  ---------------------   ---------------------

     [Class MF-1]...............
     [Class MF-2]...............
     [Class MF-3]...............
     [Class MF-4]...............
     [Class MF-5]...............
     [Class MF-6]...............
     [Class MF-7]...............
     [Class MF-8]...............
     [Class BF].................
     [Class MV-1]...............
     [Class MV-2]...............
     [Class MV-3]...............
     [Class MV-4]...............
     [Class MV-5]...............
     [Class MV-6]...............
     [Class MV-7]...............
     [Class MV-8]...............
     [Class BV].................

         The Initial Target Subordination Percentages will not be used to calculate distributions on the Subordinate Certificates, but rather are presented in order to provide a better understanding of the credit enhancement provided by the Subordinate Certificates and the related overcollateralization amount. The Initial Target Subordination Percentage for any class of Certificates is equal to a fraction, expressed as a percentage, the numerator of which is equal to the aggregate original Certificate Principal Balance of any class(es) of Certificates subordinate to the subject class plus the initial related Overcollateralization Target Amount.]

         ["NAS Principal Distribution Amount" for any Distribution Date means the product of:

                  (1) a fraction, the numerator of which is the Certificate Principal Balance of the [Class AF-6] Certificates and the denominator of which is the aggregate Certificate Principal Balance of the [Class AF] Certificates, in each case immediately prior to the Distribution Date,

                  (2) any amounts to be distributed to the [Class AF] Certificates on the Distribution Date pursuant to clause (1)(A) or
         (2)(A) under "--Distributions of Principal Distribution Amount for Loan Group [1]" below and

                  (3) the applicable percentage for the Distribution Date set forth in the following table:]

                              Distribution Date                      Percentage
                              -----------------                      ----------

                         [    ] 200[   ] -- [     ] 200[   ]
                         [    ] 200[   ] -- [     ] 200[   ]
                         [    ] 200[   ] -- [     ] 200[   ]
                         [    ] 200[   ] -- [     ] 200[   ]
                         [    ] 200[   ] and thereafter                   ]

         ["Principal Distribution Amount" with respect to each Distribution Date and a Loan Group means the sum of:

                  (1) the Principal Remittance Amount for the Loan Group for the Distribution Date,

                  (2) the Extra Principal Distribution Amount for the Loan Group for the Distribution Date, and

                  (3) with respect to the Distribution Date immediately following the end of the Funding Period, the amount, if any, remaining in the Pre-Funding Account at the end of the Funding Period (net of any investment income therefrom) allocable to the Loan Group.]

         ["Principal Remittance Amount" with respect to each Loan Group and any Distribution Date means:

                  (a) the sum, without duplication, of:

                           (1) the scheduled principal collected during the
                  related Due Period or advanced with respect to the Distribution Date,

                           (2) prepayments collected in the related Prepayment
                  Period,

                           (3) the Stated Principal Balance of each Mortgage
                  Loan that was repurchased by a Seller or purchased by the Master Servicer,

                           (4) the amount, if any, by which the aggregate
                  unpaid principal balance of any Replacement Mortgage Loans delivered by [Countrywide Home Loans] in connection with a substitution of a Mortgage Loan is less than the aggregate unpaid principal balance of any Deleted Mortgage Loans, and

                           (5) all Liquidation Proceeds (to the extent that
                  the Liquidation Proceeds relate to principal) and Subsequent Recoveries collected during the related Due Period, less

                  (b) all Advances relating to principal and certain expenses reimbursed during the related Due Period,

in each case with respect to the Mortgage Loans in the Loan Group.]

         "Realized Loss" means with respect to any defaulted Mortgage Loan, the excess of the Stated Principal Balance of the defaulted Mortgage Loan over the Liquidation Proceeds allocated to principal that have been received with respect to the defaulted Mortgage Loan on or at any time prior to the last day of the related Due Period during which the defaulted Mortgage Loan is liquidated.

         ["Rolling Sixty-Day Delinquency Rate" with respect to any Distribution Date on or after the related Stepdown Date and any Loan Group or Loan Groups, means the average of the Sixty-Day Delinquency Rates for the Loan Group or Loan Groups and the Distribution Date and the two immediately preceding Distribution Dates.]

         ["Sixty-Day Delinquency Rate" with respect to any Distribution Date on or after the related Stepdown Date and any Loan Group or Loan Groups, means a fraction, expressed as a percentage, the numerator of which is the aggregate Stated Principal Balance for the Distribution Date of all Mortgage Loans in the Loan Group or Loan Groups 60 or more days delinquent as of the close of business on the last day of the calendar month preceding the Distribution Date (including Mortgage Loans in foreclosure, bankruptcy and REO Properties) and the denominator of which is the aggregate Stated Principal Balance for the Distribution Date of all Mortgage Loans in the Loan Group or Loan Groups.]

         ["Trigger Event" means an Adjustable Rate Trigger Event or a Fixed Rate Trigger Event, as the case may be.]

         ["Unpaid Realized Loss Amount" means for the [Class 2-AV-2] Certificates or any class of Subordinate Certificates, (x) the portion of the aggregate Applied Realized Loss Amount previously allocated to that class remaining unpaid from prior Distribution Dates minus (y) any increase in the Certificate Principal Balance of that class due to the allocation of Subsequent Recoveries to the Certificate Principal Balance of that class.]

Deposits to the Certificate Account

         The Master Servicer will establish and initially maintain a certificate account (the "Certificate Account") for the benefit of the Trustee on behalf of the certificateholders [and the [Class AF-5B] Insurer]. The Master Servicer will initially establish the Certificate Account at Treasury Bank, N.A., which is an affiliate of the Master Servicer. On a daily basis within two Business Days after receipt, the Master Servicer will deposit or cause to be deposited into the Certificate Account the following payments and collections received by it in respect to the Mortgage Loans after the Cut-off Date (other than any scheduled principal due on or prior to the Cut-off Date and any interest accruing prior to the Cut-off Date):

                  (1) all payments on account of principal, including Principal Prepayments, on the Mortgage Loans,

                  (2) all payments on account of interest (other than interest accruing on the Mortgage Loans prior to the Cut-off Date) on the Mortgage Loans, net of the related Servicing Fees on the Mortgage Loans and net of Prepayment Interest Excess,

                  (3) all Insurance Proceeds, Liquidation Proceeds and Subsequent Recoveries,

                  (4) all payments made by the Master Servicer in respect of Compensating Interest,

                  (5) all payments made by a Seller in connection with the repurchase of any Mortgage Loan due to the breach of certain representations, warranties or covenants by the Seller that obligates the Seller to repurchase the Mortgage Loan in accordance with the Pooling and Servicing Agreement,

                  (6) all payments made by the Master Servicer in connection with the purchase of any Mortgage Loans which are [150] days delinquent in accordance with the Pooling and Servicing Agreement,

                  (7) [all prepayment charges paid by a mortgagor in connection with the full or partial prepayment of the related Mortgage Loan,]

                  (8) any amount required to be deposited by the Master Servicer in connection with any losses on investment of funds in the Certificate Account,

                  (9) any amounts required to be deposited by the Master Servicer with respect to any deductible clause in any blanket hazard insurance policy maintained by the Master Servicer in lieu of requiring each mortgagor to maintain a primary hazard insurance policy,

                  (10) all amounts required to be deposited in connection with shortfalls in the principal amount of Replacement Mortgage Loans, and

                  (11) all Advances.

         [On the Business Day prior to the Master Servicer Advance Date in [ ] 200[ ], [ ] 200[ ] and [ ] 200[ ], [ ] will remit to the Master Servicer, and the Master Servicer will deposit in the Certificate Account, the Seller Shortfall Interest Requirement (if any) for that Master Servicer Advance Date.] Prior to their deposit in the Collection Account, payments and collections on the Mortgage Loans will be commingled with payments and collections on other mortgage loans and other funds of the Master Servicer. For a discussion of the risks that arise from the commingling of payments and collections, see "Risk Factors -- Bankruptcy Or Insolvency May Affect The Timing And Amount Of Distributions On The Securities" in the prospectus.

Withdrawals from the Certificate Account

         The Master Servicer may from time to time withdraw funds from the Certificate Account prior to the related Distribution Account Deposit Date for the following purposes:

                  (1) to pay to the Master Servicer the Servicing Fees on the Mortgage Loans to the extent not previously paid to or withheld by the Master Servicer (subject, in the case of Servicing Fees, to reduction as described above under "Servicing of the Mortgage Loans -- Adjustment to Servicing Fee in Connection with Prepaid Mortgage Loans") and, as additional servicing compensation, assumption fees, late payment charges [(excluding prepayment charges)], net earnings on or investment income with respect to funds in or credited to the Certificate Account and the amount of Prepayment Interest Excess for the related Prepayment Period,

                  (2) to reimburse the Master Servicer for Advances, which right of reimbursement with respect to any Mortgage Loan pursuant to this clause (2) is limited to amounts received that represent late recoveries of payments of principal and/or interest on the related Mortgage Loan (or Insurance Proceeds, Liquidation Proceeds or Subsequent Recoveries with respect thereto) with respect to which the Advance was made,

                  (3) to reimburse the Master Servicer for any Advances previously made that the Master Servicer has determined to be nonrecoverable (and prior to the reimbursement, the Master Servicer will deliver to the Trustee an officer's certificate indicating the amount of the nonrecoverable Advance and identifying the related Mortgage Loan(s), and their respective portions of the nonrecoverable advance),

                  (4) to reimburse the Master Servicer from Insurance Proceeds for expenses incurred by the Master Servicer and covered by the related insurance policy,

                  (5) to pay to the Master Servicer any unpaid Servicing Fees and to reimburse it for any unreimbursed ordinary and necessary out-of-pocket costs and expenses incurred by the Master Servicer in the performance of its master servicing obligations including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) maintaining any required insurance policies ("Servicing Advances"), which right of reimbursement pursuant to this clause (5) is limited to amounts received representing late recoveries of the payments of these costs and expenses (or Liquidation Proceeds or Subsequent Recoveries, purchase proceeds or repurchase proceeds with respect thereto),

                  (6) to pay to the applicable Seller or the Master Servicer, as applicable, with respect to each Mortgage Loan or Mortgaged Property acquired in respect thereof that has been purchased by that Seller or the Master Servicer from the issuing entity pursuant to the Pooling and Servicing Agreement, all amounts received thereon and not taken into account in determining the related Purchase Price of the purchased Mortgage Loan,

                  (7) after the transfer from the Certificate Account for deposit to the Distribution Account of the Interest Remittance Amount and the Principal Remittance Amount on the related Distribution Account Deposit Date, to reimburse the applicable Seller, the Master Servicer, [the NIM Insurer] or the Depositor for expenses incurred and reimbursable pursuant to the Pooling and Servicing Agreement,

                  (8) to withdraw any amount deposited in the Certificate Account and not required to be deposited therein, and

                  (9) to clear and terminate the Certificate Account upon termination of the Pooling and Servicing Agreement.

         In addition, not later than [1:00 p.m. Pacific Time on the Business Day immediately preceding each Distribution Date] (the "Distribution Account Deposit Date"), the Master Servicer will withdraw from the Certificate Account and remit to the Trustee the amount of the Interest Remittance Amount and the Principal Remittance Amount to the extent on deposit in the Certificate Account, and the Trustee will deposit the amount in the Distribution Account, as described below.

         The Master Servicer is required to maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Certificate Account pursuant to clauses (1) through (6) above.

Deposits to the Distribution Account

         The Trustee will establish and maintain a distribution account (the "Distribution Account") on behalf of the certificateholders. The Trustee will, promptly upon receipt, deposit in the Distribution Account and retain therein:

                  (1) the aggregate amount remitted by the Master Servicer to the Trustee,

                  (2) any amount required to be deposited by the Master Servicer in connection with any losses on investment of funds in the Distribution Account, and

                  (3) the amount, if any, remaining in the Pre-Funding Account (net of any investment income therefrom) on the Distribution Date immediately following the end of the Funding Period.

Withdrawals from the Distribution Account

         The Trustee will withdraw funds from the Distribution Account for distribution to the certificateholders and payment to the [Class AF-5B] Insurer as described below under "-- Distributions" and may from time to time make withdrawals from the Distribution Account:

                  (1) to pay the Trustee Fee to the Trustee,

                  (2) to pay to the Master Servicer, as additional servicing compensation, earnings on or investment income with respect to funds in or credited to the Distribution Account,

                  (3) to withdraw any amount deposited in the Distribution Account and not required to be deposited therein (which withdrawal may be at the direction of the Master Servicer through delivery of a written notice to the Trustee describing the amounts deposited in error), and

                  (4) to clear and terminate the Distribution Account upon the termination of the Pooling and Servicing Agreement.

         There is no independent verification of the transaction accounts or the transaction activity with respect to the Distribution Account.

         Prior to each Determination Date, the Master Servicer is required to provide the Trustee a report containing the data and information concerning the Mortgage Loans that is required by the Trustee to prepare the monthly statement to certificateholders for the related Distribution Date. See " -- Reports to Certificateholders" in this prospectus supplement. The Trustee is not responsible for recomputing, recalculating or verifying the information provided to it by the Master Servicer in that report and will be permitted to conclusively rely on any information provided to it by the Master Servicer.

Investments of Amounts Held in Accounts

         The Certificate Account, the Distribution Account [and the Pre-Funding Account.] All funds in the Certificate Account, the Distribution Account [and the Pre-Funding Account] will be invested in Permitted Investments at the direction of the Master Servicer. In the case of:

         o the Certificate Account and the Distribution Account, all income and gain net of any losses realized from the investment will be for the benefit of [the Master Servicer as additional servicing compensation] and will be remitted to it monthly as described herein; and

         o [the Pre-Funding Account, all income and gain net of any losses realized from the investment will be for the benefit of [Countrywide Home Loans] and will be remitted to [Countrywide Home Loans] as described herein.]

         The amount of any losses incurred in the Certificate Account or the Distribution Account in respect of the investments will be deposited by the Master Servicer in the Certificate Account or paid to the Trustee for deposit into the Distribution Account out of [the Master Servicer's own funds immediately as realized.] [The amount of any losses incurred in the Pre-Funding Account in respect of the investments will be paid by [Countrywide Home Loans] to the Trustee for deposit into the Pre-Funding Account out of [Countrywide Home Loans'] own funds immediately as realized.] The Trustee will not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Certificate Account, the Distribution Account [or the Pre-Funding Account] and made in accordance with the Pooling and Servicing Agreement.

         [Carryover Reserve Fund and Credit Comeback Excess Account. Funds in the Carryover Reserve Fund and in the Credit Comeback Excess Account may be invested in Permitted Investments as follows:

         o in respect of amounts received under the [Class AF-1A] Corridor Contract, at the written direction of [the majority holder of the [Class CF] Certificates];

         o in respect of amounts received under the [Class 2-AV] Corridor Contract, [Class 3-AV] Corridor Contract and [Adjustable Rate Subordinate] Corridor Contract, at the written direction of [the majority holder of the Class CV Certificates]; and

         o in respect of amounts in the Credit Comeback Excess Account, at the written direction of [the majority holder of the Class CF Certificates].

         If the Trustee does not receive written directions regarding investment, it will invest all funds in the Carryover Reserve Fund in respect of amounts received under each Corridor Contract and in the Credit Comeback Excess Account in [ ]. Any net investment earnings will be paid pro rata to the holders of the class of Certificates entitled to direct the investments of the amounts, in accordance with their Percentage Interests. Any losses incurred in the Carryover Reserve Fund or the Credit Comeback Excess Account in respect of the investments will be charged against amounts on deposit in the Carryover Reserve Fund (or the investments) or Credit Comeback Excess Account (or the investments), as applicable, immediately as realized. The Trustee will not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Carryover Reserve Fund or Credit Comeback Excess Account and made in accordance with the Pooling and Servicing Agreement.]

Fees and Expenses

         The following summarizes the related fees and expenses to be paid from the assets of the issuing entity and the source of payments for the fees and expenses:


Type / Recipient (1)         Amount                                    General Purpose  Source (2)                     Frequency
-------------------------    ----------------------------------------  ---------------  ------------------------------ ------------

Fees

Servicing Fee / Master       One-twelfth of the Stated Principal       Compensation     Interest collected with        Monthly
Servicer                     Balance of each Mortgage Loan multiplied                   respect to each Mortgage Loan
                             by the Servicing Fee Rate (3)                              and any Liquidation Proceeds
                                                                                        or Subsequent Recoveries that
                                                                                        are allocable to accrued and
                                                                                        unpaid interest (4)

Additional Servicing         o  Prepayment Interest Excess (5)         Compensation     Interest collections with      Time to time
Compensation / Master                                                                   respect to each Mortgage Loan
Servicer

                             o  All late payment fees,                 Compensation     Payments made by obligors with Time to time
                                assumption fees and other similar                       respect to the Mortgage Loans
                                charges [(excluding prepayment
                                charges)]

                             o  All investment income earned on        Compensation     Investment income related to   Monthly
                                amounts on deposit in the Certificate                   the Certificate Account and
                                Account and Distribution Account.                       the Distribution Account

                             o  Excess Proceeds (6)                    Compensation     Liquidation Proceeds and       Time to time
                                                                                        Subsequent Recoveries

Trustee Fee (the "Trustee    One-twelfth of the Trustee Fee Rate       Compensation     Interest Remittance Amount     Monthly
Fee") / Trustee              multiplied by the sum of (i) the
                             aggregate Stated Principal Balance of the
                             outstanding Mortgage Loans and (ii) any
                             amounts remaining in the Pre-Funding
                             Account (excluding any investment
                             earnings thereon).

[Class AF-5B] Premium /      [Class AF-5B] Premium (7)                 Compensation     Loan Group [1] Interest Funds  Monthly
[Class AF-5B] Insurer                                                                   and Loan Group [1] Principal
                                                                                        Distribution Amount (8)

Expenses

Insurance expenses / Master  Expenses incurred by the Master Servicer  Reimbursement of To the extent the expenses are Time to time
Servicer                                                               Expenses         covered by an insurance policy
                                                                                        with respect to the Mortgage
                                                                                        Loan


                                                                S-69


Type / Recipient (1)         Amount                                    General Purpose  Source (2)                     Frequency
---------------------------  -------------------------------------     ---------------- -----------------------------  ------------

Servicing Advances / Master  To the extent of funds available, the     Reimbursement of With respect to each Mortgage  Time to time
Servicer                     amount of any Servicing Advances.         Expenses         Loan, late recoveries of the
                                                                                        payments of the costs and
                                                                                        expenses, Liquidation
                                                                                        Proceeds, Subsequent
                                                                                        Recoveries, purchase proceeds
                                                                                        or repurchase proceeds for
                                                                                        that Mortgage Loan (9)

Indemnification expenses /   Amounts for which the Sellers, the Master Indemnification  Amounts on deposit on the      Monthly
the Sellers, the Master      Servicer, [the NIM Insurer] and Depositor                  Certificate Account on any
Servicer, [the NIM Insurer]  are entitled to indemnification (10)                       Distribution Account Deposit
and the Depositor                                                                       Date, following the transfer
                                                                                        to the Distribution Account

[Class AF-5B] Reimbursement  [Class AF-5B] Reimbursement Amount (11)   Reimbursement of Loan Group [1] Interest Funds  Monthly
Amount / [Class AF-5B]                                                 Expenses         and Loan Group [1] Principal
Insurer                                                                                 Distribution Amount (8)



----------
(1) If the Trustee succeeds to the position of Master Servicer, it will be entitled to receive the same fees and expenses of the Master Servicer described in this prospectus supplement. Any change to the fees and expenses described in this prospectus supplement would require an amendment to the Pooling and Servicing Agreement. See "-- Amendment" in this prospectus supplement.

(2) Unless otherwise specified, the fees and expenses shown in this table are paid (or retained by the Master Servicer in the case of amounts owed to the Master Servicer) prior to distributions on the Certificates.

(3) The Servicing Fee Rate for each Mortgage Loan will equal [ ]% per annum. The amount of the monthly Servicing Fee is subject to adjustment with respect to Mortgage Loans that are prepaid in full, as described in this prospectus supplement under "Servicing of the Mortgage Loans -- Adjustment to Servicing Fee in Connection with Certain Prepaid Mortgage Loans."

(4) The Servicing Fee is payable from [interest] collections on the Mortgage Loans, [but may be paid from any other amounts on deposit in the Certificate Account, if interest collections are insufficient to pay the Servicing Fee].

(5) Prepayment Interest Excess is described above in the prospectus supplement under "Servicing of the Mortgage Loans -- Servicing Compensation and Payment of Expenses."

(6) Excess Proceeds is described above in this prospectus supplement under "-- Glossary of Terms -- General Definitions."

(7) The [Class AF-5B] Premium is described above in this prospectus supplement under "-- Glossary of Terms -- Definitions related to Interest Calculations and Distributions."

(8) The order and priority in which the [Class AF-5B] Insurer is paid these amounts from Loan Group [1] Interest Funds and the Loan Group [1] Principal Distribution Amount is set forth under "-- Distributions -- Distributions of Interest Funds For Loan Group [1]" and "-- Distributions -- Distributions of Principal Distribution Amount for Loan Group [1]" in this prospectus supplement.

(9) Reimbursement of Servicing Advances for a Mortgage Loan is limited to the late recoveries of the payments of the costs and expenses, Liquidation Proceeds, Subsequent Recoveries, purchase proceeds or repurchase proceeds for that Mortgage Loan.

(10) Each of the Sellers, the Master Servicer, [the NIM Insurer] and the Depositor are entitled to indemnification of certain expenses as described in this prospectus supplement under "-- Certain Matters related to the Master Servicer, the Depositor, the Sellers [and the NIM Insurer]."

(11) The [Class AF-5B] Reimbursement Amount is described above in this prospectus supplement under "-- Glossary of Terms -- Definitions related to Principal Calculations and Distributions."

Distributions

         General. Distributions on the Certificates will be made by the Trustee on each Distribution Date to the persons in whose names the Certificates are registered at the close of business on the Record Date.

         Distributions will be made by check mailed to the address of the person entitled thereto as it appears on the Certificate Register or, in the case of any certificateholder that holds 100% of a class of Certificates or who holds a class of Certificates with an aggregate initial Certificate Principal Balance of $1,000,000 or more and that has so notified the Trustee in writing in accordance with the Pooling and Servicing Agreement, by wire transfer in immediately available funds to the account of the certificateholder at a bank or other depository institution having appropriate wire transfer facilities; provided, however, that the final distribution in retirement of the Certificates will be made only upon presentation and surrender of the Certificates at the Corporate Trust Office of the Trustee. On each Distribution Date, a holder of a Certificate will receive its Percentage Interest of the amounts required to be distributed with respect to the applicable class of Certificates.

         [On each Distribution Date, the Trustee will withdraw all prepayment charges in the Distribution Account and distribute them (i) in the case of prepayment charges from the Mortgage Loans in Loan Group [1], to the Class PF Certificates, and (ii) in the case of prepayment charges from the Mortgage Loans in Loan Group [2] and Loan Group [3], to the Class PV Certificates.]

         Distributions of Interest. On each Distribution Date, the interest distributable with respect to the interest-bearing certificates is the interest which has accrued on the Certificate Principal Balance thereof immediately prior to that Distribution Date at the Pass-Through Rate during the applicable Accrual Period, and in the case of the Senior Certificates, any Interest Carry Forward Amount. For each class of Subordinate Certificates, any Interest Carry Forward Amount will be payable only from excess cashflow (if any) as and to the extent described under "-- Overcollateralization Provisions."

         All calculations of interest on the [Adjustable Rate Certificates] will be made on the basis of [a 360-day year and the actual number of days elapsed in the applicable Accrual Period]. All calculations of interest on the [Fixed Rate Certificates] will be made on the basis of [a 360-day year assumed to consist of twelve 30-day months].

         The Pass-Through Rates for the [Adjustable Rate Certificates] are variable rates that may change from Distribution Date to Distribution Date. Additionally, the Pass-Through Rate for each of the [Adjustable Rate Certificates] and the [Class AF-5] Certificates are subject to increase after the Optional Termination Date. On each Distribution Date, the Pass-Through Rate for each class of interest-bearing Certificates will be subject to the applicable Net Rate Cap. See the related definitions in "-- Glossary of Terms -- Definitions related to Interest Calculations and Distributions" for a more detailed understanding as to how the Net Rate Cap is calculated, and applied to the Pass-Through Rate.

         If on any Distribution Date, the Pass-Through Rate for a class of interest-bearing Certificates is based on the applicable Net Rate Cap, each holder of the applicable Certificates will be entitled to receive the resulting shortfall only from remaining excess cashflow (if any) to the extent described in this prospectus supplement under "-- Overcollateralization Provisions", and in the case of the [Adjustable Rate Certificates], from payments (if any) allocated to the issuing entity in respect of the applicable Corridor Contract.

         [Distributions of Interest Funds For Loan Group [1]. On each Distribution Date, the Interest Funds for the Distribution Date with respect to Loan Group [1] are required to be distributed in the following order of priority, until the Interest Funds have been fully distributed:

                  (1) from the Interest Funds for Loan Group [1], concurrently to the [Class AF-5B] Insurer, [Class AF-5B] Premium for the Distribution Date and to each class of [Class AF] Certificates, the Current Interest and Interest Carry Forward Amount for each class of [Class AF] Certificates and the Distribution Date, pro rata, based on their respective entitlements,

                  (2) from the remaining Interest Funds for Loan Group [1], sequentially:

                           (a) to the [Class AF-5B] Insurer, any [Class AF-5B]
                  Reimbursement Amount,

                           (b) sequentially, to the [Class MF-1], [Class
                  MF-2], [Class MF-3], [Class MF-4], [Class MF-5], [Class MF-6], [Class MF-7], [Class MF-8] and [Class BF] Certificates, in that order, the Current Interest for that class, and

                           (c) any remainder as part of the Fixed Rate Loan
                  Group Excess Cashflow as described under "--
                  Overcollateralization Provisions" below.]

         [Distributions of Interest Funds for Loan Group [2] and Loan Group [3]. On each Distribution Date, the Interest Funds for the Distribution Date with respect to Loan Group [2] and Loan Group [3] are required to be distributed in the following order of priority, until the Interest Funds have been fully distributed:

                  (1) concurrently:

                           (a) from Interest Funds for Loan Group [2],
                  concurrently to each class of [Class 2-AV] Certificates, the Current Interest and Interest Carry Forward Amount for each class of [Class 2-AV] Certificates and the Distribution Date, pro rata, based on their respective entitlements,

                           (b) from Interest Funds for Loan Group [3],
                  concurrently to each class of [Class 3-AV] Certificates, the Current Interest and Interest Carry Forward Amount for each class of [Class 3-AV] Certificates and the Distribution Date, pro rata, based on their respective entitlements,

                  (2) from the remaining Interest Funds for Loan Group [2] and Loan Group [3], to each class of [Class AV] Certificates, any remaining Current Interest and Interest Carry Forward Amount not paid pursuant to clauses (1)(a) and (1)(b) above, pro rata, based on the Certificate Principal Balances thereof, to the extent needed to pay any Current Interest and Interest Carry Forward Amount for each class of [Class AV] Certificates; provided that Interest Funds remaining after the allocation to pay any Current Interest and Interest Carry Forward Amount based on the Certificate Principal Balances of the Certificates will be distributed to each class of [Class AV] Certificates with respect to which there remains any unpaid Current Interest and Interest Carry Forward Amount (after the distribution based on Certificate Principal Balances), pro rata, based on the amount of the remaining unpaid Current Interest and Interest Carry Forward Amount,

                  (3) from the remaining Interest Funds for Loan Group [2] and Loan Group [3], sequentially:

                           (a) sequentially, to the [Class MV-1], [Class
                  MV-2], [Class MV-3], [Class MV-4], [Class MV-5], [Class MV-6], [Class MV-7], [Class MV-8] and [Class BV] Certificates, in that order, the Current Interest for that class, and

                           (b) any remainder as part of the Adjustable Rate
                  Loan Group Excess Cashflow as described under
                  "--Overcollateralization Provisions" below.]

         [Distributions of Funds from the Corridor Contracts. On each Distribution Date on or prior to the applicable Corridor Contract Termination Date, amounts allocated to the issuing entity in respect of each Corridor Contract for the Distribution Date will be deposited in the Carryover Reserve Fund and then distributed to the [Class AF-1A] Certificates, [Class 2-AV] Certificates, [Class 3-AV] Certificates or the [Adjustable Rate Subordinate Certificates], as applicable, to pay any unpaid Net Rate Carryover as follows:

                  (i) in the case of the amounts allocated to the issuing entity in respect of the [Class AF-1A] Corridor Contract, to the [Class AF-1A] Certificates, to the extent needed to pay any Net Rate Carryover,

                  (ii) in the case of the amounts allocated to the issuing entity in respect of the [Class 2-AV] Corridor Contract, concurrently to each class of [Class 2-AV] Certificates, pro rata, based on the Certificate Principal Balances thereof, to the extent needed to pay any Net Rate Carryover for each class of [Class 2-AV] Certificates; and then, any amounts remaining after the allocation to pay Net Rate Carryover based on the Certificate Principal Balances of the [Class 2-AV] Certificates will be distributed to each class of [Class 2-AV] Certificates to the extent needed to pay any remaining unpaid Net Rate Carryover, pro rata, based on the amount of the remaining unpaid Net Rate Carryover,

                  (iii) in the case of the amounts allocated to the issuing entity in respect of the [Class 3-AV] Corridor Contract, concurrently to each class of [Class 3-AV] Certificates, pro rata, based on the Certificate Principal Balances thereof, to the extent needed to pay any Net Rate Carryover for each class of [Class 3-AV] Certificates; and then, any amounts remaining after the allocation to pay Net Rate Carryover based on the Certificate Principal Balances of the [Class 3-AV] Certificates will be distributed to each class of [Class 3-AV] Certificates to the extent needed to pay any remaining unpaid Net Rate Carryover, pro rata, based on the amount of the remaining unpaid Net Rate Carryover, and

                  (iv) in the case of the amounts allocated to the issuing entity in respect of the Adjustable Rate Subordinate Corridor Contract, concurrently to each class of [Adjustable Rate Subordinate Certificates], pro rata, based on the Certificate Principal Balances thereof, to the extent needed to pay any Net Rate Carryover for each class of [Adjustable Rate Subordinate Certificates]; and then, any amounts remaining after the allocation to pay Net Rate Carryover based on the Certificate Principal Balances of the [Adjustable Rate Subordinate Certificates] will be distributed to each class of [Adjustable Rate Subordinate Certificates] to the extent needed to pay any remaining unpaid Net Rate Carryover, pro rata, based on the amount of the remaining unpaid Net Rate Carryover.

Any amounts remaining after the application of the amounts as described in each of clauses (i) through (iv) above allocated to the issuing entity in respect of each respective Corridor Contract will be distributed to (a) the holders of the Class CF Certificates, in the case of amounts allocated to the issuing entity in respect of the [Class AF-1A] Corridor Contract and (b) the [Class CV] Certificates, in the case of amounts allocated to the issuing entity in respect of the [Class 2-AV] Corridor Contract, the [Class 3-AV] Corridor Contract and the Adjustable Rate Subordinate Corridor Contract and will not be available for the payment of any Net Rate Carryover on any class or classes of Certificates unless a Corridor Contract is subject to an early termination, in which case the portion of any early termination payment allocated to the issuing entity in respect of the Corridor Contract will be deposited by the Trustee in the Carryover Reserve Fund to cover any Net Rate Carryover on the class or classes of Certificates specifically benefiting from the Corridor Contract until the applicable Corridor Contract Termination Date. See "-- Carryover Reserve Fund" below.]

         [Distributions of Principal. The manner of distributing principal among the classes of Certificates will differ depending upon whether a Distribution Date occurs on or after the related Stepdown Date and, on or after that date, whether a Trigger Event is in effect. Generally, prior to the related Stepdown Date or if a Trigger Event is in effect, all amounts distributable as principal on a Distribution Date will be allocated first to the related Senior Certificates for the Loan Group or Loan Groups, until the related Senior Certificates are paid in full, before any distributions of principal are made on the related Subordinate Certificates.

         On any Distribution Date on or after the related Stepdown Date and so long as no Trigger Event is in effect, instead of allocating all amounts distributable as principal on the Certificates to the related Senior Certificates for the Loan Group or Loan Groups until those Senior Certificates are paid in full, a portion of those amounts distributable as principal will be allocated to the related Subordinate Certificates. The amount allocated to each class of Certificates on or after the related Stepdown Date and so long as no Trigger Event is in effect will be based on the targeted level of overcollateralization and subordination for each class of Certificates. After the related Stepdown Date, if a Trigger Event is in effect, the priority of principal payments will revert to the payment priority prior to the related Stepdown Date. The amount to be distributed as principal on each Distribution Date are described in more detail under "-- Glossary of Terms -- Definitions related to Principal Calculations and Distributions", and the order in which these amounts are distributed are described under "-- Distributions of Principal Distribution Amount for Loan Group [1]" and "-- Distributions of Principal Distribution Amount for Loan Group [2] and Loan Group [3]" in this prospectus supplement.]

         [Distributions of Principal Distribution Amount for Loan Group [1]. On each Distribution Date, the Principal Distribution Amount for the Distribution Date for Loan Group [1] is required to be distributed as follows until the Principal Distribution Amount has been fully distributed (with the Principal Remittance Amount being applied first and the Extra Principal Distribution Amount being applied thereafter):

                  (1) For each Distribution Date prior to the Fixed Rate Stepdown Date or on which a Fixed Rate Trigger Event is in effect, from the Principal Distribution Amount for Loan Group [1], sequentially:

                           (A) to the [Class AF] Certificates and to the
                  [Class AF-5B] Insurer, in the order, amounts and priorities set forth in clause (3)(A) below,

                           (B) sequentially, to the [Class MF-1], [Class
                  MF-2], [Class MF-3], [Class MF-4], [Class MF-5], [Class MF-6], [Class MF-7], [Class MF-8] and [Class BF] Certificates, in that order, in each case until the Certificate Principal Balance thereof is reduced to zero, and

                           (C) any remainder as part of the Fixed Rate Loan
                  Group Excess Cashflow to be allocated as described under "--Overcollateralization Provisions" below.

                  (2) For each Distribution Date on or after the Fixed Rate Stepdown Date and so long as a Fixed Rate Trigger Event is not in effect, from the Principal Distribution Amount for Loan Group [1], sequentially:

                           (A) in an amount up to the [Class AF] Principal
                  Distribution Amount, to the [Class AF] Certificates in the order and priorities set forth in clause (3)(B) below, until the Certificate Principal Balances thereof are reduced to zero,

                           (B) to the [Class AF-5B] Insurer, any remaining
                  [Class AF-5B] Premium and any remaining [Class AF-5B] Reimbursement Amount, in each case that has not been paid from Interest Funds for Loan Group [1] for the Distribution Date,

                           (C) sequentially, to the [Class MF-1], [Class
                  MF-2], [Class MF-3], [Class MF-4], [Class MF-5], [Class MF-6], [Class MF-7], [Class MF-8] and [Class BF] Certificates, in that order, the Fixed Rate Subordinate Class Principal Distribution Amount for that class, in each case until the Certificate Principal Balance thereof is reduced to zero, and

                           (D) any remainder as part of the Fixed Rate Loan
                  Group Excess Cashflow to be allocated as described under "--Overcollateralization Provisions" below.

                  (3) On each Distribution Date on which any principal amounts are to be distributed to the [Class AF] Certificates and the [Class AF-5B] Insurer pursuant to clause (1)(A) above or to the [Class AF] Certificates pursuant to clause (2)(A) above, the amounts will be distributed to the [Class AF] Certificates and, if applicable, the [Class AF-5B] Insurer, in the following order of priority:

                           (A) For each Distribution Date prior to the Fixed
                  Rate Stepdown Date or on which a Fixed Rate Trigger Event is in effect,

                                    [(i) the NAS Principal Distribution Amount
                  to the [Class AF-6] Certificates, until the Certificate Principal Balance thereof is reduced to zero,]

                                    (ii) concurrently, to the [Class AF-1A]
                  and [Class AF-1B] Certificates, pro rata based on their respective Certificate Principal Balances, until their respective Certificate Principal Balances are reduced to zero,

                                    (iii) sequentially, to the [Class AF-2],
                  [Class AF-3] and [Class AF-4] Certificates, in that order, in each case until the Certificate Principal Balance thereof is reduced to zero,

                                    (iv) concurrently, to (x) the [Class
                  AF-5A] Certificates and (y) the [Class AF-5B] Certificates and the [Class AF-5B] Insurer, pro rata (based on, with respect to clause (x), the Certificate Principal Balance of the [Class AF-5A] Certificates, and with respect to clause
                  (y), the Certificate Principal Balance of the [Class AF-5B] Certificates):

                                            (a) to the [Class AF-5A]
                                    Certificates, until the Certificate
                                    Principal Balance thereof is reduced to
                                    zero, and

                                            (b) sequentially:

                                                     (I) to the [Class AF-5B]
                                            Insurer, any remaining [Class
                                            AF-5B] Premium that has not been
                                            paid from Interest Funds for Loan
                                            Group [1] for the Distribution
                                            Date, and

                                                     (II) to the [Class AF-5B]
                                            Certificates, until the
                                            Certificate Principal Balance
                                            thereof is reduced to zero,

                                    (v) to the [Class AF-6] Certificates
                  [without regard to the NAS Principal Distribution Amount], until the Certificate Principal Balance thereof is reduced to zero, and

                                    (vi) to the [Class AF-5B] Insurer, any
                  remaining [Class AF-5B] Reimbursement Amount that has not been paid from Interest Funds for Loan Group [1] for the Distribution Date.

                           (B) For each Distribution Date on or after the
                  Fixed Rate Stepdown Date and so long as a Fixed Rate Trigger Event is not in effect,

                                    [(i) the NAS Principal Distribution Amount
                  to the [Class AF-6] Certificates, until the Certificate Principal Balance thereof is reduced to zero,]

                                    (ii) concurrently, to the [Class AF-1A]
                  and [Class AF-1B] Certificates, pro rata based on their respective Certificate Principal Balances, until their respective Certificate Principal Balances are reduced to zero,

                                    (iii) sequentially, to the [Class AF-2],
                  [Class AF-3] and [Class AF-4] Certificates, in that order, in each case until the Certificate Principal Balance thereof is reduced to zero,

                                    (iv) concurrently, to the [Class AF-5A]
                  Certificates and the [Class AF-5B] Certificates, pro rata, based on the Certificate Principal Balances thereof, until the Certificate Principal Balances thereof are reduced to zero, and

                                    (v) to the [Class AF-6] Certificates
                  [without regard to the NAS Principal Distribution Amount], until the Certificate Principal Balance thereof is reduced to zero.

         Notwithstanding the foregoing order of priority, on any Distribution Date on which the aggregate Certificate Principal Balance of the [Class AF] Certificates is greater than the sum of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group [1] [and any amount on deposit in the Pre-Funding Account in respect of Loan Group [1]], any principal amounts to be distributed to the [Class AF] Certificates and the [Class AF-5B] Insurer will be distributed first, concurrently to the [Class AF] Certificates, pro rata, based on the Certificate Principal Balances thereof, until the Certificate Principal Balances thereof are reduced to zero, and second, to the [Class AF-5B] Insurer, any remaining [Class AF-5B] Premium and any remaining [Class AF-5B] Reimbursement Amount.]

         [Distributions of Principal Distribution Amount for Loan Group [2] and Loan Group [3]. On each Distribution Date, the Principal Distribution Amount for the Distribution Date for Loan Group [2] and Loan Group

[3] is required to be distributed as follows until the Principal Distribution Amount has been fully distributed (with the Principal Remittance Amount being applied first and the Extra Principal Distribution Amount being applied thereafter):

                  (1) For each Distribution Date prior to the Adjustable Rate Stepdown Date or on which an Adjustable Rate Trigger Event is in effect, sequentially:

                           (A) concurrently:

                                    (i) from the Principal Distribution Amount
                           for Loan Group [2], sequentially:

                                            (a) to each class of [Class 2-AV]
                           Certificates, in the order and priorities set forth in clause (3) below, until the Certificate Principal Balances thereof are reduced to zero, and

                                            (b) to each class of [Class 3-AV]
                           Certificates (after the distribution of the Principal Distribution Amount from Loan Group [3] as provided in clause (1)(A)(ii)(a) below), in the order and priorities set forth in clause (4) below, until the Certificate Principal Balances thereof are reduced to zero,

                                    (ii) from the Principal Distribution
                           Amount for Loan Group [3], sequentially:

                                            (a) to each class of [Class 3-AV]
                           Certificates, in the order and priorities set forth in clause (4) below, until the Certificate Principal Balances thereof are reduced to zero, and

                                            (b) to each class of [Class 2-AV]
                           Certificates (after the distribution of the Principal Distribution Amount from Loan Group [2] as provided in clause (1)(A)(i)(a) above), in the order and priorities set forth in clause (3) below, until the Certificate Principal Balances thereof are reduced to zero,

                           (B) from the remaining Principal Distribution
                  Amounts for Loan Group [2] and Loan Group [3], sequentially:

                                    (i) sequentially, to the [Class MV-1],
                  [Class MV-2], [Class MV-3], [Class MV-4], [Class MV-5], [Class MV-6], [Class MV-7], [Class MV-8] and [Class BV] Certificates, in that order, in each case until the Certificate Principal Balance thereof is reduced to zero, and

                                    (ii) any remainder as part of the
                  Adjustable Rate Loan Group Excess Cashflow to be allocated as described under "--Overcollateralization Provisions" below.

                  (2) For each Distribution Date on or after the Adjustable Rate Stepdown Date and so long as an Adjustable Rate Trigger Event is not in effect, from the Principal Distribution Amounts for Loan Group [2] and Loan Group [3], sequentially:

                           (A) in an amount up to the [Class AV] Principal
                  Distribution Target Amount, pro rata based on the related [Class AV] Principal Distribution Allocation Amount for the [Class 2-AV] Certificates and the [Class 3-AV] Certificates, respectively, concurrently, to (I) each class of [Class 2-AV] Certificates, in an amount up to the [Class 2-AV] Principal Distribution Amount in the order and priorities set forth in clause (3) below, until the Certificate Principal Balances thereof are reduced to zero, and (II) each class of [Class 3-AV] Certificates, in an amount up to the [Class 3-AV] Principal Distribution Amount in the order and priorities set forth in clause (4) below, until the Certificate Principal Balances thereof are reduced to zero; provided, however, that if the aggregate Certificate Principal Balance of the [Class 2-AV] Certificates or [Class 3-AV] Certificates is reduced to zero then any remaining unpaid [Class AV] Principal Distribution Target

                  Amount will be distributed to the remaining [Class AV] Certificates in the order and priorities set forth in clause
                  (3) or clause (4) below, as the case may be, until the Certificate Principal Balances thereof are reduced to zero,

                           (B) sequentially, to the [Class MV-1], [Class
                  MV-2], [Class MV-3], [Class MV-4], [Class MV-5], [Class MV-6], [Class MV-7], [Class MV-8] and [Class BV] Certificates, in that order, the Adjustable Rate Subordinate Class Principal Distribution Amount for that class, in each case until the Certificate Principal Balance thereof is reduced to zero, and

                           (C) any remainder as part of the Adjustable Rate
                  Loan Group Excess Cashflow to be allocated as described under "--Overcollateralization Provisions" below.

                  (3) On each Distribution Date on which any principal amounts are to be distributed to the [Class 2-AV] Certificates, the amounts will be distributed concurrently, to the [Class 2-AV-1] and [Class 2-AV-2] Certificates, pro rata, based on the Certificate Principal Balances thereof, in each case until the Certificate Principal Balance thereof is reduced to zero; provided, however, if a Group [2] Sequential Trigger Event is in effect, then principal will be distributed to the [Class 2-AV-1] and [Class 2-AV-2] Certificates, sequentially, in that order, in each case until the Certificate Principal Balance thereof is reduced to zero.

                  (4) On each Distribution Date on which any principal amounts are to be distributed to the [Class 3-AV] Certificates, the amounts will be distributed sequentially, to the [Class 3-AV-1], [Class 3-AV-2], [Class 3-AV-3] and [Class 3-AV-4] Certificates, in that order, in each case until the Certificate Principal Balance thereof is reduced to zero; provided, however, that on any Distribution Date on which (x) the aggregate Certificate Principal Balance of the [Class AV] Certificates is greater than the sum of the aggregate Stated Principal Balance of the Adjustable Rate Mortgage Loans and any amount on deposit in the Pre-Funding Account in respect of Loan Group [2] and Loan Group [3] and (y) the aggregate Certificate Principal Balance of the [Class 3-AV] Certificates is greater than the sum of the aggregate Stated Principal Balance of the Group [3] Mortgage Loans and any amount on deposit in the Pre-Funding Account in respect of Loan Group [3], any principal amounts to be distributed to the [Class 3-AV] Certificates will be distributed pro rata, based on the Certificate Principal Balances thereof, in each case until the Certificate Principal Balance thereof is reduced to zero.

                  Notwithstanding the foregoing priority of distributions, distributions made to the [Class 2-AV] and [Class 3-AV] Certificates pursuant to clauses (1)(A)(i), (1)(A)(ii) and (2)(A) under "--Distributions--Distributions of Principal Distribution Amount for Loan Group [2] and Loan Group [3]" above, shall be deemed to have been made from collections in respect of Loan Group [2] and Loan Group [3], respectively.]

         [Class AF-5B Policy. On any Distribution Date, the Trustee will distribute to the holders of the [Class AF-5B] Certificates, any Insured Payments received from the [Class AF-5B] Insurer with respect to the Distribution Date.]

         Residual Certificates. [The Class A-R Certificates do not bear interest.] The Class A-R Certificates will receive a distribution of $100 of principal on the first Distribution Date, after which their Certificate Principal Balance will equal zero. The $100 will be withdrawn from a reserve account established by the Trustee and funded by the Depositor on the Closing Date for the purposes of making distributions on the Class A-R, [Class PF and Class PV] Certificates. The Class A-R Certificates will remain outstanding for so long as the issuing entity will exist. In addition to the distribution of principal on the first Distribution Date, on each Distribution Date, the holders of the Class A-R Certificates, as provided in the Pooling and Servicing Agreement, will be entitled to receive any available funds remaining after payment of interest and principal on the Senior Certificates and on the Subordinate Certificates and payments to the [Class AF-5B] Insurer (each as described above) [and payments to the Class CF and Class CV Certificates] (as provided in the Pooling and Servicing Agreement). It is not anticipated that there will be any significant amounts remaining for distribution to the Class A-R Certificates.

[Overcollateralization Provisions]

         On the Closing Date, it is expected that:

                  o the sum of the aggregate Stated Principal Balance of the Group [1] Mortgage Loans and the original Pre-Funded Amount in respect of Loan Group [1] will exceed the initial aggregate Certificate Principal Balance of the [Class AF] Certificates and the [Fixed Rate Subordinate Certificates] by approximately [ ]%; and

                  o the sum of the aggregate Stated Principal Balance of the Group [2] and Group [3] Mortgage Loans and the original Pre-Funded Amount in respect of Loan Group [2] and Loan Group [3] will exceed the initial aggregate Certificate Principal Balance of the [Class AV] Certificates and the [Adjustable Rate Subordinate Certificates] by approximately [ ]%.

         However, these amounts are less than the required initial levels of overcollateralization required by the Pooling and Servicing Agreement. The weighted average Adjusted Net Mortgage Rate for each group or groups of Mortgage Loans is generally expected to be higher than the weighted average of the Pass-Through Rates on the related classes of Certificates. As a result, interest collections on the Mortgage Loans are expected to be generated in excess of the amount of interest payable to the holders of the related Certificates and the related fees and expenses payable by the issuing entity. Any interest payments received in respect of the Mortgage Loans in a Loan Group or Loan Groups in excess of the amount that is needed to pay interest on the related Certificates and the issuing entity's expenses related to that Loan Group (including in the case of Loan Group [1] and the [Class AF-5B] Certificates, the [Class AF-5B] Premium due to the [Class AF-5B] Insurer) will be used to reduce the total Certificate Principal Balance of the related Certificates, until the required level of overcollateralization has been achieved. The excess cashflow, if any, will be applied on each Distribution Date as a payment of principal on the related class or classes of Offered Certificates then entitled to receive distributions in respect of principal, but only to the limited extent hereafter described. Thereafter, any remaining excess cashflow will be allocated to pay Net Rate Carryover and Unpaid Realized Loss Amounts in the amount and the priority described below.

         [Fixed Rate Loan Group Excess Cashflow.

         The "Fixed Rate Loan Group Excess Cashflow" with respect to any Distribution Date is the sum of the amounts remaining as set forth in (i) clause (2)(c) in "Distributions -- Distributions of Interest -- Distributions of Interest Funds for Loan Group [1]" for the Distribution Date and (ii) clause (1)(C) or (2)(D), as applicable, in "-- Distributions -- Distributions of Principal Distribution Amount for Loan Group [1]" for the Distribution Date.

         With respect to any Distribution Date, any Fixed Rate Loan Group Excess Cashflow and, in the case of Unpaid Realized Loss Amounts only, any amounts in the Credit Comeback Excess Account available for the Distribution Date ("Credit Comeback Excess Cashflow"), will be paid to the classes of Certificates in the following order of priority, in each case first to the extent of the remaining Credit Comeback Excess Cashflow, if applicable and second to the extent of the remaining Fixed Rate Loan Group Excess Cashflow:

                  1. to the holders of the class or classes of [Class AF] Certificates and [Fixed Rate Subordinate Certificates] then entitled to receive distributions in respect of principal, in an amount equal to the Extra Principal Distribution Amount for Loan Group [1], payable to those holders as part of the Principal Distribution Amount as described under "--Distributions--Distributions of Principal Distribution Amount for Loan Group [1]" above; provided, however, that Credit Comeback Excess Cashflow (if any) will only be distributed pursuant to this clause, if the Fixed Rate Overcollateralization Target Amount has at any previous time been met;

                  2. sequentially, to the holders of the [Class MF-1], [Class MF-2], [Class MF-3], [Class MF-4], [Class MF-5], [Class MF-6], [Class MF-7], [Class MF-8] and [Class BF] Certificates, in that order, in each case, first in an amount equal to any Interest Carry Forward Amount for that class, and second, in an amount equal to the Unpaid Realized Loss Amount for that class;

                  3. to each class of [Class AF] Certificates and [Fixed Rate Subordinate Certificates] (in the case of the [Class AF]-1A Certificates after application of amounts allocated to the issuing entity in respect of the [Class AF]-1A Corridor Contract to cover Net Rate Carryover), pro rata based on the Certificate Principal Balances thereof, to the extent needed to pay any unpaid Net Rate Carryover for each class of [Class AF] Certificates and [Fixed Rate Subordinate Certificates]; and then any Fixed Rate Loan Group Excess Cashflow remaining after the allocation to pay Net Rate Carryover based on the Certificate Principal Balances of those Certificates will be distributed to each class of [Class AF] Certificates and [Fixed Rate Subordinate Certificates] with respect to which there remains any unpaid Net Rate Carryover, pro rata, based on the amount of the unpaid Net Rate Carryover;

                  4. if the Adjustable Rate Overcollateralization Target Amount has at any previous time been met, to the holders of the class or classes of [Class AV] Certificates and [Adjustable Rate Subordinate Certificates] then entitled to receive distributions in respect of principal, payable to those holders as part of the Principal Distribution Amount as described under
                           "--Distributions--Distributions of Principal
                           Distribution Amount for Loan Group [2] and Loan Group [3]" above, in an amount equal to the Extra Principal Distribution Amount for Loan Group [2] and Loan Group [3] not covered by the Adjustable Rate Loan Group Excess Cashflow;

                  5. sequentially, to the holders of the [Class 2-AV-2], [Class MV-1], [Class MV-2], [Class MV-3], [Class MV-4], [Class MV-5], [Class MV-6], [Class MV-7], [Class MV-8] and [Class BV] Certificates, in that order, in each case in an amount equal to the Unpaid Realized Loss Amount for that class remaining undistributed after application of the Adjustable Rate Loan Group Excess Cashflow;

                  6. to the Carryover Reserve Fund, in an amount equal to the Required Carryover Reserve Fund Deposit (after giving effect to other deposits and withdrawals therefrom on the Distribution Date without regard to any amounts allocated to the issuing entity in respect of any Corridor Contract not required to cover Net Rate Carryover on the related class(es) of Certificates on the Distribution Date); and

                  7. to fund distributions to the holders of the [Class CF] and Class A-R Certificates, in each case in the amounts specified in the Pooling and Servicing Agreement.]

         [Adjustable Rate Loan Group Excess Cashflow.

         The "Adjustable Rate Loan Group Excess Cashflow" with respect to any Distribution Date is the sum of the amounts remaining as set forth in (i) clause (3)(b) in "--Distributions -- Distributions of Interest -- Distributions of Interest Funds for Loan Group [2] and Loan Group [3]" and
(ii) clause (1)(B)(ii) or (2)(C), as applicable, in "-- Distributions -- Distributions of Principal Distribution Amount for Loan Group [2] and Loan Group [3]."

         With respect to any Distribution Date, any Adjustable Rate Loan Group Excess Cashflow will be paid to the classes of Certificates in the following order of priority, in each case to the extent of the remaining Adjustable Rate Loan Group Excess Cashflow:

                  1. to the holders of the class or classes of [Class AV] Certificates and [Adjustable Rate Subordinate Certificates] then entitled to receive distributions in respect of principal, in an aggregate amount equal to the Extra Principal Distribution Amount for Loan Group [2] and Loan Group [3], payable to those holders as part of the related Principal Distribution Amounts as described under "--Distributions--Distributions of Principal Distribution Amount for Loan Group [2] and Loan Group [3]" above;

                  2. sequentially, to the holders of the [Class 2-AV-2], [Class MV-1], [Class MV-2], [Class MV-3], [Class MV-4], [Class MV-5], [Class MV-6], [Class MV-7], [Class MV-8] and [Class BV] Certificates, in that order, in each case, first in an amount equal to any Unpaid Realized Loss Amount for that class, and second, in an amount equal to the Interest Carry Forward Amount for that class;

                  3. to each class of [Class AV] Certificates and [Adjustable Rate Subordinate Certificates] (in each case after application of amounts allocated to the issuing entity in respect of the applicable Corridor Contract to cover Net Rate Carryover), pro rata based on the Certificate Principal Balances thereof, to the extent needed to pay any Net Rate Carryover for each class of [Class AV] Certificates and [Adjustable Rate Subordinate Certificates] remaining after application of amounts under the applicable Corridor Contract; provided that any Adjustable Rate Loan Group Excess Cashflow remaining after the allocation to pay Net Rate Carryover based on the Certificate Principal Balances of those Certificates will be distributed to each class of [Class AV] Certificates and [Adjustable Rate Subordinate Certificates] with respect to which there remains any unpaid Net Rate Carryover (after the distribution based on Certificate Principal Balances), pro rata, based on the amount of the unpaid Net Rate Carryover;

                  4. if the Fixed Rate Overcollateralization Target Amount has at any previous time been met, to the holders of the class or classes of [Class AF] Certificates and [Fixed Rate Subordinate Certificates] then entitled to receive distributions in respect of principal, payable to those holders as part of the Principal Distribution Amount as described under
                           "--Distributions--Distributions of Principal
                           Distribution Amount for Loan Group [1]" above, in an amount equal to the Extra Principal Distribution Amount for Loan Group [1] not covered by the Fixed Rate Loan Group Excess Cashflow or Credit Comeback Excess Cashflow;

                  5. sequentially, to the holders of the [Class MF-1], [Class MF-2], [Class MF-3], [Class MF-4], [Class MF-5], [Class MF-6], [Class MF-7], [Class MF-8] and [Class BF] Certificates, in that order, in each case in an amount equal to the Unpaid Realized Loss Amount for that class remaining undistributed after application of the Fixed Rate Loan Group Excess Cashflow and Credit Comeback Excess Cashflow;

                  6. to the Carryover Reserve Fund, in an amount equal to the Required Carryover Reserve Fund Deposit (after giving effect to other deposits and withdrawals therefrom on the Distribution Date without regard to any amounts allocated to the issuing entity in respect of any Corridor Contract not required to cover Net Rate Carryover on the related class(es) of Certificates on the Distribution Date);

                  7. in the event that a [Class 3-AV-1] Acceleration Event is in effect, to the holders of the [Class 3-AV-1] Certificates, in an amount equal to the [Class 3-AV-1] Acceleration Amount; and

                  8. to fund distributions to the holders of the [Class CV] and [Class A-R] Certificates, in each case in the amounts specified in the Pooling and Servicing Agreement.]]

[The Corridor Contracts]

         [Countrywide Home Loans] has entered into the following [ ] interest rate corridor transactions with [ ] (the "Corridor Contract Counterparty"), each as evidenced by a confirmation between [Countrywide Home Loans] and the Corridor Contract Counterparty (together the "Corridor Contracts" and each, a "Corridor Contract"):

     o   the "[Class AF-1A] Corridor Contract,"

     o   the "[Class 2-AV] Corridor Contract,"

     o   the "[Class 3-AV] Corridor Contract," and

     o   the "[Adjustable Rate Subordinate] Corridor Contract,"

         [Pursuant to each Corridor Contract, the terms of an ISDA Master Agreement were incorporated into the confirmation of the Corridor Contract, as if the ISDA Master Agreement had been executed by [Countrywide Home Loans] and the Corridor Contract Counterparty on the date that each Corridor Contract was executed. Each Corridor Contract is subject to certain ISDA definitions. On the Closing Date, [Countrywide Home Loans] will assign its rights under each Corridor Contract to [ ], as corridor contract administrator (in this capacity, the "Corridor Contract Administrator"), and [Countrywide Home Loans], the Corridor Contract Administrator and the Trustee will enter into a corridor contract administration agreement (the "Corridor Contract Administration Agreement") pursuant to which the Corridor Contract Administrator will allocate any payments received under each Corridor Contract between the Trustee and [Countrywide Home Loans] as described below.]

         [On or prior to the applicable Corridor Contract Termination Date, amounts (if any) received under each Corridor Contract by the Corridor Contract Administrator and allocated to the Trustee for the benefit of the issuing entity will be used to pay Net Rate Carryover on the related class or classes of Certificates as described above under "--Distributions--Distributions of Funds from the Corridor Contracts." Amounts allocated to the Trustee in respect of the Corridor Contracts will not be available to pay Net Rate Carryover on any class of Certificates other than the related class or classes of Certificates. On any Distribution Date, after application of any amounts allocated to the Trustee in respect of the Corridor Contracts to pay Net Rate Carryover, any remaining amounts will be distributed as described above under "--Distributions--Distributions of Funds from the Corridor Contracts" and will not thereafter be available for payments of Net Rate Carryover for any class of Certificates, unless the remaining amounts are allocated to the Trustee in connection with an early termination of the related Corridor Contract in which case the amounts will be held by the Trustee until the applicable Corridor Contract Termination Date for distribution as described above under "-- Distributions --Distributions of Funds from the Corridor Contracts."]

         [With respect to each Corridor Contract and any Distribution Date on or prior to the applicable Corridor Contract Termination Date, the amount payable by the Corridor Contract Counterparty under a Corridor Contract will equal the product of:

         (i) the excess (if any) of (x) the lesser of (A) [One-Month LIBOR (as determined by the Corridor Contract Counterparty) and (B) the applicable Corridor Contract Ceiling Rate (if any) for the Distribution Date over (y) the applicable Corridor Contract Strike Rate for the Distribution Date,

         (ii) the applicable Corridor Contract Notional Balance for the Distribution Date, and

         (iii) the [actual number of days in the related Accrual Period], divided by 360.]

         [Pursuant to the Corridor Contract Administration Agreement, on or prior to each Distribution Date, the Corridor Contract Administrator will allocate any payment received from the Corridor Contract Counterparty with respect to each Corridor Contract and the Distribution Date (other than any termination payment, which will be allocated as described below):

     o first, to the Trustee, up to the amount that would be payable under each Corridor Contract if clause (ii) of the preceding sentence were equal to the lesser of the Corridor Contract Notional Balance for the Distribution Date and the aggregate Certificate Principal Balance of the related class or classes of Certificates immediately prior to the Distribution Date, referred to as a "Net Corridor Contract Payment," and

     o second, to [Countrywide Home Loans], any remainder, referred to as an "Excess Corridor Contract Payment."]

         Excess Corridor Contract Payments will not be available to cover Net Rate Carryover on the Certificates.

         The "Notional Balance," the "Strike Rate" and the "Ceiling Rate" for the [Class AF-1A] Corridor Contract for each Distribution Date are as described in the following table:


Month of                                                        Month of
Distribution   Notional                                         Distribution    Notional
Date           Balance ($)   Strike Rate    Ceiling Rate        Date            Balance ($)      Strike Rate       Ceiling Rate
------------   -----------   -----------    ------------        ------------    -----------      -----------       ------------










        [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

         The "Notional Balance," "Strike Rate" and "Ceiling Rate" for the [Class 2-AV] Corridor Contract for each Distribution Date are as described in the following table:


Month of                                                        Month of
Distribution   Notional                                         Distribution
Date           Balance ($)   Strike Rate    Ceiling Rate        Date            Balance ($)      Strike Rate       Ceiling Rate
------------   -----------   -----------    ------------        ------------    -----------      -----------       ------------














        [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

         The "Notional Balance," "Strike Rate" and "Ceiling Rate" for the [Class 3-AV] Corridor Contract for each Distribution Date are as described in the following table:


Month of                                                        Month of
Distribution                                                    Distribution
Date           Balance ($)   Strike Rate    Ceiling Rate        Date            Balance ($)      Strike Rate       Ceiling Rate
------------   -----------   -----------    ------------        ------------    -----------      -----------       ------------













        [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

         The "Notional Balance," "Strike Rate" and "Ceiling Rate" for the [Adjustable Rate Subordinate] Corridor Contract for each Distribution Date are as described in the following table:


Month of                                                        Month of
Distribution   Notional                                         Distribution
Date           Balance ($)   Strike Rate    Ceiling Rate        Date            Balance ($)      Strike Rate       Ceiling Rate
------------   -----------   -----------    ------------        ------------    -----------      -----------       ------------











        [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

         Each Corridor Contract is scheduled to remain in effect until the Distribution Date set forth below:

              Corridor Contract               Corridor Contract Termination Date
              -----------------               ----------------------------------
       [Class AF-1A] Corridor Contract               [        ] 20[     ]
        [Class 2-AV] Corridor Contract               [        ] 20[     ]
        [Class 3-AV] Corridor Contract               [        ] 20[     ]
    [Adjustable Rate Subordinate] Corridor           [        ] 20[     ]
                   Contract

         [Each Corridor Contract will be subject to early termination only in limited circumstances. These circumstances generally include certain insolvency or bankruptcy events in relation to the Corridor Contract Counterparty or the Corridor Contract Administrator, the failure by the Corridor Contract Counterparty (three business days after notice of the failure is received by the Corridor Contract Counterparty) to make a payment due under the Corridor Contract and the Corridor Contract becoming illegal or subject to certain kinds of taxation.]

         [If any Corridor Contract is terminated, the Corridor Contract Counterparty may owe a termination payment, payable in a lump sum. Any termination payment will be allocated by the Corridor Contract Administrator between the Trustee and [Countrywide Home Loans], based on, with respect to the Trustee, a fraction, the numerator of which is the lesser of (x) the related Corridor Contract Notional Balance at the time of termination and (y) the aggregate Certificate Principal Balance of the related class or classes of Certificates at the time of termination, and the denominator of which is the related Corridor Contract Notional Balance at the time of termination, and with respect to Countrywide Home Loans, a fraction, the numerator of which is the excess, if any, of (x) the related Corridor Contract Notional Balance at the time of termination over (y) the aggregate Certificate Principal Balance of the related class or classes of Certificates at the time of termination, and the denominator of which is the Corridor Contract Notional Balance at the time of termination. The portion of any termination payment that is allocated to the issuing entity will be held by the Trustee until the applicable Corridor Contract Termination Date to pay any Net Rate Carryover on the related class or classes of Certificates. However, if a termination occurs, we cannot assure you that a termination payment will be owing to the Trustee. The Pooling and Servicing Agreement does not provide for the substitution of a replacement corridor contract in the event of a termination of an existing Corridor Contract or in any other circumstance.]

         The significance percentage for each Corridor Contract is [less than 10% and in the aggregate, the significance percentage of for all of the Corridor Contracts with the Corridor Contract Counterparty is less than 10%]. The "significance percentage" for each Corridor Contract is the percentage that the significance estimate of the Corridor Contract represents of the aggregate Class Principal Balances of the Certificates related to the Corridor Contract. The "significance estimate" of each Corridor Contract is determined based on a reasonable good-faith estimate of the maximum probable exposure of the Corridor Contract, made in substantially the same manner as that used in Countrywide Home Loans' internal risk management process in respect of similar instruments.

         [Description of the Corridor Contract Counterparty complying with the requirements of Item 1114 of Regulation AB to be provided here.]

         The Certificates do not represent an obligation of the Corridor Contract Counterparty or the Corridor Contract Administrator. The holders of the Certificates are not parties to or beneficiaries under any Corridor Contract or the Corridor Contract Administration Agreement and will not have any right to proceed directly against the Corridor Contract Counterparty in respect of its obligations under any Corridor Contract or against the Corridor Contract Administrator in respect of its obligations under the Corridor Contract Administration Agreement.

         Each Corridor Contract will be filed with the SEC as an Exhibit to a Current Report on Form 8-K after the Closing Date.

[Calculation of One-Month LIBOR

         On each Interest Determination Date, the Trustee will determine the London interbank offered rate for [one-month] United States dollar deposits ("One-Month LIBOR") for the Accrual Period on the basis of the rate as it is quoted on the Bloomberg Terminal for that Interest Determination Date. If the rate is not quoted on the Bloomberg Terminal (or if the service is no longer offered, another service for displaying LIBOR or comparable rates as may be reasonably selected by the Trustee), One-Month LIBOR for the applicable Accrual Period will be the Reference Bank Rate as defined in this prospectus supplement. If these quotations cannot be obtained and the Reference Bank Rate is not available, One-Month LIBOR will be the One-Month LIBOR applicable to the preceding Accrual Period.

         The establishment of One-Month LIBOR on each Interest Determination Date by the Trustee and the Trustee's calculation of the rate of interest applicable to the [Adjustable Rate Certificates] for the related Accrual Period will (in the absence of manifest error) be final and binding.]

[Carryover Reserve Fund

         The Pooling and Servicing Agreement establishes an account (the "Carryover Reserve Fund"), which is held in trust by the Trustee on behalf of the holders of the interest-bearing certificates. On the Closing Date, [Countrywide Home Loans] will deposit $[ ] in the Carryover Reserve Fund. The Carryover Reserve Fund will not be an asset of any REMIC.

         On each Distribution Date, the Trustee will deposit in the Carryover Reserve Fund amounts allocated to the issuing entity in respect of the Corridor Contracts. On each Distribution Date, the amounts allocated to the issuing entity in respect of each applicable Corridor Contract will be distributed to the related [Adjustable Rate Certificates] to pay any Net Rate Carryover on the related [Adjustable Rate Certificates] as described under "-- Distributions -- Distributions of Funds from the Corridor Contracts" above.

         On each Distribution Date, to the extent that Fixed Rate Loan Group Excess Cashflow is available as described under "-- Overcollateralization Provisions -- Fixed Rate Loan Group Excess Cashflow" above or Adjustable Rate Loan Group Excess Cashflow is available as described under "-- Overcollateralization Provisions -- Adjustable Rate Loan Group Excess Cashflow" above, the Trustee will deposit in the Carryover Reserve Fund the amount needed to pay any Net Rate Carryover as described under "-- Overcollateralization Provisions" above.

         On each Distribution Date, to the extent that Fixed Rate Loan Group Excess Cashflow is available as described under "-- Overcollateralization Provisions -- Fixed Rate Loan Group Excess Cashflow" above or Adjustable Rate Loan Group Excess Cashflow is available as described under "-- Overcollateralization Provisions -- Adjustable Rate Loan Group Excess Cashflow" above, the Trustee will deposit in the Carryover Reserve Fund an amount equal to the excess, if any, of (i) $[ ] over (ii) the amount of funds on deposit in the Carryover Reserve Fund following all other deposits to, and withdrawals from, the Carryover Reserve Fund on the Distribution Date (the "Required Carryover Reserve Fund Deposit").]

[Credit Comeback Excess Account

         The Pooling and Servicing Agreement will require the Trustee to establish a reserve account (the "Credit Comeback Excess Account"), which is held in trust by the Trustee on behalf of the holders of the [Fixed Rate Certificates]. The Credit Comeback Excess Account will not be an asset of any REMIC.

         On each Distribution Date, the Trustee will deposit in the Credit Comeback Excess Account, all Credit Comeback Excess Amounts received during the related Due Period. On each Distribution Date, all Credit Comeback Excess Amounts received during the related Due Period will be distributed to the [Fixed Rate Certificates] to restore overcollateralization and to cover any Unpaid Realized Loss Amounts as described under "--Overcollateralization Provisions -- Fixed Rate Loan Group Excess Cashflow." Any Credit Comeback Excess Amounts remaining after the application of the Credit Comeback Excess Amounts as described under "--Overcollateralization Provisions -- Fixed Rate Loan Group Excess Cashflow" will be distributed to the Class CF Certificates and will not be available thereafter.]

[Applied Realized Loss Amounts

         If on any Distribution Date, after giving effect to the distributions described above, the aggregate Certificate Principal Balance of the [Class AF] and [Fixed Rate Subordinate Certificates] exceeds the sum of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group [1] and the amount on deposit in the Pre-Funding Account in respect of Loan Group [1], the amount of the excess will be applied to reduce the Certificate Principal Balances of the [Class BF], [Class MF-8], [Class MF-7], [Class MF-6], [Class MF-5], [Class MF-4], [Class MF-3], [Class MF-2] and [Class MF-1] Certificates, in that order, in each case until the Certificate Principal Balance of the class has been reduced to zero.

         If on any Distribution Date, after giving effect to the distributions described above, the aggregate Certificate Principal Balance of the [Class AV] Certificates and [Adjustable Rate Subordinate Certificates] exceeds the sum of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group [2] and Loan Group [3] and the amount on deposit in the Pre-Funding Account in respect of Loan Group [2] and Loan Group [3], the amount of the excess will be applied to reduce the Certificate Principal Balances of the [Class BV], [Class MV-8], [Class MV-7], [Class MV-6], [Class MV-5], [Class MV-4], [Class MV-3], [Class MV-2] and [Class MV-1] Certificates, in that order, in each case until the Certificate Principal Balance of the class has been reduced to zero, after which, the Certificate Principal Balance of the [Class 2-AV-2] Certificates will be reduced by the amount by which the aggregate Certificate Principal Balance of the [Class 2-AV] Certificates exceeds the sum of the aggregate Stated Principal Balance of the Mortgage Loans in Group [2] and the amount on deposit in the Pre-Funding Account in respect of Loan Group [2], until the Certificate Principal Balance of the [Class 2-AV-2] Certificates has been reduced to zero. A reduction described in this paragraph or the immediately preceding paragraph is referred to as an "Applied Realized Loss Amount." Applied Realized Loss Amounts will not be allocated to the Senior Certificates (other than the [Class 2-AV-2] Certificates).

         Interest on any class of Certificates, the Certificate Principal Balance of which has been reduced through the application of Applied Realized Loss Amounts as described above will accrue for the related class of Certificates on the Certificate Principal Balance as so reduced unless the Certificate Principal Balance is subsequently increased due to the allocation of Subsequent Recoveries to the Certificate Principal Balance of the class as described in the definition of "Certificate Principal Balance" described in this prospectus supplement under "-- Glossary of Terms -- Definitions related to Distribution Dates and Collections."]

[[Class AF-5B] Certificate Guaranty Insurance Policy

         On the Closing Date, [ ] (the "[Class AF-5B] Insurer") will issue the [Class AF-5B] Policy in favor of the Trustee on behalf of the [Class AF-5B] certificateholders. The following summary of the provisions of the [Class AF-5B] Policy does not purport to be complete and is qualified in its entirety by reference to the [Class AF-5B] Policy. The [Class AF-5B] Policy will be filed with the SEC as an Exhibit to a Current Report on Form 8-K after the Closing Date.

         The [Class AF-5B] Insurer, will issue a certificate guaranty insurance policy (the "Class AF-5B Policy") for the benefit of the holders of the [Class AF-5B] Certificates. The [Class AF-5B] Insurer, in consideration of the payment of a premium and subject to the terms of the [Class AF-5B] Policy, unconditionally and irrevocably guarantees the payment of Insured Amounts to the Trustee on behalf of the holders of the [Class AF-5B] Certificates and payments of Preference Amounts as described below. The [Class AF-5B] Insurer will pay Insured Amounts which are Due for Payment to the Trustee on the later of:

     o [the Distribution Date the Insured Amount is distributable to the holders of the [Class AF-5B] Certificates under the Pooling and Servicing Agreement, and]

     o [the second Business Day following the Business Day the [Class AF-5B] Insurer shall have received telephonic or telegraphic notice, subsequently confirmed in writing, the original of which is sent by registered or certified mail, from the Trustee, specifying that an Insured Amount is due in accordance with the terms of the [Class AF-5B] Policy; provided that, if the notice is received after 12:00 noon, New York City time, on any Business Day, it shall be deemed to be received on the following Business Day. ]

         If any notice is not in proper form or is otherwise insufficient for the purpose of making a claim under the [Class AF-5B] Policy, it shall be deemed not to have been received for purposes of this paragraph, and the [Class AF-5B] Insurer shall promptly so advise the Trustee and the Trustee may submit an amended or corrected notice.

         The [Class AF-5B] Insurer's obligation under the [Class AF-5B] Policy will be discharged to the extent that funds are received by the Trustee for payment to the holders of the [Class AF-5B] Certificates whether or not those funds are properly paid by the Trustee. Payments of Insured Amounts will be made only at the time set forth in the [Class AF-5B] Policy, and no accelerated payments of Insured Amounts will be made regardless of any acceleration of the [Class AF-5B] Certificates, unless the acceleration is at the sole option of the [Class AF-5B] Insurer.

         For purposes of the [Class AF-5B] Policy, a holder does not and may not include any of the Trustee, [the Co-Trustee], the Sellers, the Depositor or the Master Servicer.

         The [Class AF-5B] Policy will not cover:

     o   shortfalls, if any, attributable, to Prepayment Interest Shortfalls;

     o any interest shortfalls resulting from the application of the Relief Act or similar state or local laws, or any Net Rate Carryover; or

     o any shortfalls, if any, attributable to the liability of the issuing entity, any REMIC, the Trustee or any holder of a [Class AF-5B] Certificate for withholding taxes, if any (including interest and penalties in respect of any liability for withholding taxes).]

         [In addition, the [Class AF-5B] Policy:

     o does not cover any risk other than Nonpayment, including the failure of the Trustee to make any payment required under the Pooling and Servicing Agreement to the holders of the [Class AF-5B]
         Certificates;

     o does not guarantee to the holders of the [Class AF-5B] Certificates any particular rate of principal payment; and

     o does not provide credit enhancement for any class of Certificates other than the [Class AF-5B] Certificates.

         No person other than the Trustee shall be entitled to present the notice under the [Class AF-5B] Policy.

         In the absence of payments under the [Class AF-5B] Policy, holders of the [Class AF-5B] Certificates will directly bear the credit risks associated with their Certificates.

         The [Class AF-5B] Insurer will be subrogated to the rights of each holder of the [Class AF-5B] Certificates to the extent of any payment by the [Class AF-5B] Insurer under the [Class AF-5B] Policy.

         The [Class AF-5B] Insurer agrees that if it shall be subrogated to the rights of the holders of the [Class AF-5B] Certificates, no recovery of the payment will occur unless the full amount of the holders' allocable distributions for the Distribution Date can be made. In so doing, the [Class AF-5B] Insurer does not waive its rights to seek full payment of all Reimbursement Amounts owed to it under the Pooling and Servicing Agreement.

         The [Class AF-5B] Policy and the obligations of the [Class AF-5B] Insurer thereunder will terminate without any action on the part of the [Class AF-5B] Insurer or any other person on the date following the later to occur of
(i) the date that is one year and one day following the date on which all amounts required to be paid on the [Class AF-5B] Certificates have been paid in full and (ii) if any proceeding referenced in the immediately following paragraph has been commenced on or prior to the date specified in clause (i) of this paragraph, the 30th day after the entry of a final, nonappealable order in resolution or settlement of the proceeding. Upon termination of the [Class AF-5B] Policy, the Trustee will forthwith deliver the original of the [Class AF-5B] Policy to the [Class AF-5B] Insurer.

         Pursuant to the [Class AF-5B] Policy, the [Class AF-5B] Insurer will pay any Preference Amount when due to be paid pursuant to the Order (as defined below), but in any event no earlier than the third Business Day following receipt by the [Class AF-5B] Insurer of:

                  (i) a certified copy of a final, non-appealable order of a court or other body exercising jurisdiction in the insolvency proceeding to the effect that the Trustee, or holder of a [Class AF-5B] Certificate, as applicable, is required to return the Preference Amount paid during the term of the [Class AF-5B] Policy because the payments were avoided as a preferential transfer or otherwise rescinded or required to be restored by the Trustee or holder of a [Class AF-5B] Certificate (the "Order"),

                  (ii) a notice by or on behalf of the Trustee or holder of a [Class AF-5B] Certificate that the Order has been entered and is not subject to any stay,

                  (iii) an assignment, in form and substance satisfactory to the [Class AF-5B] Insurer, duly executed and delivered by the Trustee or holder of a [Class AF-5B] Certificate, irrevocably assigning to the [Class AF-5B] Insurer all rights and claims of the Trustee or the holder relating to or arising under the Pooling and Servicing Agreement against the estate of the issuing entity or otherwise with respect to the Preference Amount and

                  (iv) a notice (in the form provided in the [Class AF-5B] Policy) appropriately completed and executed by the Trustee; provided, that if the documents are received after 12:00 noon, New York City time on any Business Day, they will be deemed to be received the following Business Day; provided further, that the [Class AF-5B] Insurer shall not be obligated to make any payment in respect of any Preference Amount representing a payment of principal on the [Class AF-5B] Certificates prior to the time the [Class AF-5B] Insurer would have been required to make a payment in respect of the principal pursuant to the [Class AF-5B] Policy.

         The payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, and not to the Trustee or to the holders of the [Class AF-5B] Certificates directly, unless a holder of a [Class AF-5B] Certificate has made a payment of the Preference Amount to the court or the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, in which case the [Class AF-5B] Insurer will pay to the Trustee on behalf of the holder, subject to the delivery of (a) the items referred to in clauses (i),
(ii), (iii) and (iv) above to the [Class AF-5B] Insurer and (b) evidence satisfactory to the [Class AF-5B] Insurer that payment has been made to the court or receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order.

         As used in the [Class AF-5B] Policy, the following terms shall have the following meanings:

         "Deficiency Amount" with respect to:

         (A) each Distribution Date prior to the Last Scheduled Distribution Date for the [Class AF-5B] Certificates, means an amount equal to the sum of
(i) the excess, if any, of (a) the amount of Current Interest on the [Class AF-5B] Certificates net of any interest shortfalls resulting from Prepayment Interest Shortfalls and any interest shortfalls resulting from the application of the Relief Act, or similar state or local laws over (b) the [Class AF-5B] Available Funds for that Distribution Date, and (ii) for any Distribution Date after the Certificate Principal Balance of the [Fixed Rate Subordinate Certificates] has been reduced to zero, the excess, if any of (a) the Certificate Principal Balance of the [Class AF-5B] Certificates over (b) the sum of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group [1] and the amount on deposit in the Pre-Funding Account in respect of Loan Group [1], in each case taking into account all distributions to be made on the Distribution Date;

         (B) the Last Scheduled Distribution Date for the [Class AF-5B] Certificates, means an amount equal to the sum of (i) the excess, if any, of
(a) the amount of Current Interest on the [Class AF-5B] Certificates net of any interest shortfalls resulting from Prepayment Interest Shortfalls and any interest shortfalls resulting from the application of the Relief Act, or similar state or local laws over (b) the [Class AF-5B] Available Funds for that Distribution Date and (ii) the Certificate Principal Balance of the [Class AF-5B] Certificates on the Last Scheduled

Distribution Date for the [Class AF-5B] Certificates (after taking into account all distributions of [Class AF-5B] Available Funds to be made to the [Class AF-5B] Certificates on the Distribution Date); and

         (C) for the [Class AF-5B] Certificates and any date on which the acceleration of the Certificates has been directed or consented to by the [Class AF-5B] Insurer, means the excess of (i) the amount required to pay the Certificate Principal Balance of the [Class AF-5B] Certificates in full, together with accrued and unpaid interest thereon through the date of payment of the [Class AF-5B] Certificates and (ii) the [Class AF-5B] Available Funds for that Distribution Date.

         "Business Day" means any day other than a Saturday, a Sunday or a day on which banking or savings and loan institutions in the State of California, the State of New York or the cities in which the Corporate Trust Office of the Trustee is located, are authorized or obligated by law or executive order to be closed.

         "[Class AF-5B] Available Funds" means, with respect to any Distribution Date, funds allocated from amounts available pursuant to the Pooling and Servicing Agreement to make distributions on the [Class AF-5B] Certificates on the Distribution Date, other than any Insured Amounts.

         "Distribution Date" means the [ ]th day of any month, or if the [ ]th day is not a Business Day, the Business Day immediately following the [ ]th day, commencing in [ ] 200[ ].

         "Due for Payment" means with respect to an Insured Amount, the Distribution Date on which Insured Amounts are due and payable pursuant to the terms of the Pooling and Servicing Agreement.

         "Insured Amounts" means, with respect to any Distribution Date, the Deficiency Amount for the Distribution Date.

         "Insured Payments" means, with respect to any Distribution Date, the aggregate amount actually paid by the [Class AF-5B] Insurer to the Trustee in respect of (i) Insured Amounts for a Distribution Date and (ii) Preference Amounts for any given Business Day.

         "Late Payment Rate" means, with respect to any Distribution Date, the lesser of (i) the greater of (a) the rate of interest, as it is publicly announced by [ ] at its principal office in New York, New York as its prime rate (any change in the prime rate of interest to be effective on the date the change is announced by Citibank, N.A.) plus [ ]% and (b) the then applicable highest rate of interest on the [Class AF-5B] Certificates and (ii) the maximum rate permissible under applicable usury or similar laws limiting interest rates. The Late Payment Rate shall be computed on the basis of the actual number of days elapsed over a year of 360 days.

         "Nonpayment" means, with respect to any Distribution Date, an Insured Amount is Due for Payment but has not been paid pursuant to the Pooling and Servicing Agreement.

         "Preference Amount" means any amount payable on the [Class AF-5B] Certificates, which has become Due for Payment and which was made to a holder of a [Class AF-5B] Certificate by or on behalf of the issuing entity, which has been deemed a preferential transfer and theretofore recovered from its holder pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court of competent jurisdiction.

         "Reimbursement Amount" means, with respect to any Distribution Date,
(i) all Insured Payments paid by the [Class AF-5B] Insurer, but for which the [Class AF-5B] Insurer has not been reimbursed prior to the Distribution Date, plus (ii) interest accrued on the Insured Payments not previously repaid calculated at the Late Payment Rate, from the date the Insured Payments were made.

         Capitalized terms used herein as defined terms and not otherwise defined herein shall have the meaning assigned to them in the Pooling and Servicing Agreement, without regard to any amendment or modification thereof, unless the amendment or modification has been approved in writing by the [Class AF-5B] Insurer.

         The [Class AF-5B] Policy is not cancelable. The premium on the [Class AF-5B] Policy is not refundable for any reason including payment, or provision being made for payment, prior to maturity of the [Class AF-5B] Certificates. [The Pooling and Servicing Agreement does not provide for any substitution of the [Class AF-5B] Policy.

         The [Class AF-5B] Policy is issued under and shall be construed under, the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

         THE INSURANCE PROVIDED BY THE [CLASS AF-5B] POLICY IS NOT COVERED BY THE PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.]

[The [Class AF-5B] Insurer

         The following information has been supplied by [ ], the [Class AF-5B] Insurer, for inclusion in this prospectus supplement. No representation is made by the Sellers, the Master Servicer, the Trustee, [the Co-Trustee], the Underwriters or any of their affiliates as to the accuracy or completeness of the information.]

[Disclosure regarding the Insurer complying with the requirements of Item 1114 of Regulation AB to be provided here.]

Reports to Certificateholders

         On each Distribution Date, the Trustee will forward by first class mail to each certificateholder, the [Class AF-5B] Insurer, the Master Servicer and the Depositor a statement generally setting forth, among other information:

                  (1) the amount of the related distribution to holders of the Offered Certificates allocable to principal, separately identifying:

                           (a) the aggregate amount of any Principal
                  Prepayments included therein, and

                           (b) the aggregate of all Scheduled Payments of
                  principal included therein,

                  (2) the amount of the distribution to holders of the Offered Certificates (other than the Class A-R Certificates) allocable to interest,

                  (3) the Interest Carry Forward Amounts for each class of Offered Certificates (other than the Class A-R Certificates)(if any),

                  (4) the Certificate Principal Balance of each class of Offered Certificates after giving effect to (i) all distributions allocable to principal on the Distribution Date, (ii) the allocation of any Applied Realized Loss Amounts for the Distribution Date and
         (iii) the allocation of any Subsequent Recoveries for the Distribution Date,

                  (5) the aggregate Stated Principal Balance of the Mortgage Loans in each Loan Group for the following Distribution Date,

                  (6) the amount of the Servicing Fees paid to or retained by the Master Servicer for the related Due Period,

                  (7) the Pass-Through Rate for each class of Offered Certificates (other than the Class A-R Certificates) for the Distribution Date,

                  (8) the amount of Advances for each Loan Group included in the distribution on the Distribution Date,

                  (9) the number and aggregate principal amounts of Mortgage Loans in each Loan Group:

                           (a) delinquent (exclusive of related Mortgage Loans in foreclosure):

                                    30 to 59 days,

                                    60 to 89 days and

                                    90 or more days, and

                           (b)      in foreclosure and delinquent:

                                    30 to 59 days,

                                    60 to 89 days and

                                    90 or more days,

         in each case as of the close of business on the last day of the calendar month preceding the Distribution Date,

                  (10) with respect to any Mortgage Loan in each Loan Group that became an REO Property during the preceding calendar month, the loan number and Stated Principal Balance for the Distribution Date of the Mortgage Loan and the date of acquisition thereof,

                  (11) [whether a Fixed Rate Trigger Event, an Adjustable Rate Trigger Event or a Group [2] Sequential Trigger Event is in effect,]

                  (12) the total number and Stated Principal Balance of any REO Properties in each Loan Group as of the close of business on the Determination Date preceding the Distribution Date,

                  (13) [any Net Rate Carryover paid and all remaining Net Rate Carryover remaining on each class of Certificates on the Distribution Date,]

                  (14) the amounts, if any, due to the trust fund, and the amounts received, in respect of each Corridor Contract for the Distribution Date,

                  (15) the amount of Realized Losses and Subsequent Recoveries applied to the [Class 2-AV-2] Certificates, the [Fixed Rate Subordinate Certificates] and the [Adjustable Rate Subordinate Certificates] for the Distribution Date,

                  (16) all payments made by the Master Servicer in respect of Compensating Interest for the Distribution Date, and

                  (17) [all amounts paid to the [Class AF-5B] Insurer in respect of any premiums payable with respect to the [Class AF-5B] Policy and in respect of the [Class AF-5B] Reimbursement Amount for the Distribution Date].

         The monthly statement is prepared by the Trustee based on information provided by the Master Servicer. The Trustee is not responsible for recomputing, recalculating or verifying the information provided to it by the Master Servicer and will be permitted to conclusively rely on any information provided to it by the Master Servicer. The report to certificateholders may include additional or other information of a similar nature to that specified above.

         The Trustee may, at its option, make the statements described above available to certificateholders and the [Class AF-5B] Insurer on the Trustee's website (assistance in using the website service may be obtained by calling the Trustee's customer service desk at (800) ___ - ______). In addition, within 60 days after the end of each calendar year, the Trustee will prepare and deliver to each certificateholder of record during the previous calendar year a statement containing information necessary to enable certificateholders to prepare their tax returns. The statements will not have been examined and reported upon by an independent public accountant.

Amendment

         The Pooling and Servicing Agreement may be amended by the Depositor, the Master Servicer, the Sellers, the Trustee [and the Co-Trustee], [with the consent of the NIM Insurer] but without the consent of any of the certificateholders, for any of the purposes set forth under "The Agreements -- Amendment" in the prospectus. In addition, the Pooling and Servicing Agreement may be amended by the Depositor, the Master Servicer, the Sellers, the Trustee, [the Co-Trustee] and the holders of a majority in interest of each class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the certificateholders; provided, however, that no amendment may:

                  (1) reduce in any manner the amount of, or delay the timing of, payments required to be distributed on any Certificate without the consent of the holder of the Certificate,

                  (2) adversely affect in any material respect the interests of the holders of any class of Certificates in a manner other than as set forth in clause (1) above, without the consent of the holders of Certificates of the class evidencing, as to that class, Percentage Interests aggregating [66]%,

                  (3) reduce the aforesaid percentage of aggregate outstanding principal amounts of Certificates of each class, the holders of which are required to consent to an amendment, without the consent of the holders of all Certificates of the class, or

                  (4) [adversely affect in any material respects the rights or interests of the Class AF-5B Insurer without its consent, which consent shall not be unreasonably withheld.]

Voting Rights

         As of any date of determination:

     o holders of the [Class PF], [Class PV], [Class CF], [Class CV] and [Class A-R] Certificates will each be allocated 1% of all voting rights in respect of the Certificates (collectively, the "Voting Rights") (for a total of 5% of the Voting Rights), and

     o holders of the other classes of Certificates will be allocated the remaining Voting Rights in proportion to their respective outstanding Certificate Principal Balances.

         Voting Rights will be allocated among the Certificates of each class in accordance with their respective Percentage Interests. [However, on any date on which any [Class AF-5B] Certificates are outstanding or any amounts are owed the [Class AF-5B] Insurer under the Pooling and Servicing Agreement, the [Class AF-5B] Insurer will have all of the Voting Rights of the [Class AF-5B] Certificates unless the [Class AF-5B] Insurer fails to make a required payment under the [Class AF-5B] Policy, a proceeding in bankruptcy shall have been instituted by the [Class AF-5B] Insurer, or a decree or order for relief shall have been issued in respect of a proceeding in bankruptcy against the [Class AF-5B] Insurer and shall remain unstayed for a period of 60 consecutive days.]

Optional Purchase of Defaulted Loans

         As to any Mortgage Loan that is delinquent in payment by [150] days or more, the Master Servicer may, at its option but subject to certain conditions specified in the Pooling and Servicing Agreement, purchase the Mortgage Loan at a price equal to 100% of the Stated Principal Balance thereof plus accrued interest thereon at the applicable Net Mortgage Rate from the date through which interest was last paid by the related mortgagor or advanced to the first day of the month in which the amount is to be distributed to certificateholders. The Master Servicer must exercise this right on or before the last day of the calendar month in which the related Mortgage Loan became [150] days delinquent.

Events of Default

         [Events of Default will consist of:

                  (1) any failure by the Master Servicer to deposit in the Certificate Account or the Distribution Account the required amounts or remit to the Trustee any payment (including an Advance required to be made under the terms of the Pooling and Servicing Agreement) which continues unremedied for five calendar days (or in the case of an Advance, one Business Day) after written notice of the failure shall have been given to the Master Servicer by the Trustee, the NIM Insurer or the Depositor, or to the Trustee, the NIM Insurer and the Master Servicer by the holders of Certificates evidencing not less than 25% of the Voting Rights,

                  (2) any failure by the Master Servicer to observe or perform in any material respect any other of its covenants or agreements, or any breach of a representation or warranty made by the Master Servicer, in the Pooling and Servicing Agreement, which in each case continues unremedied for 60 days after the giving of written notice of the failure to the Master Servicer by the Trustee, the NIM Insurer or the Depositor, or to the Trustee by the holders of Certificates evidencing not less than 25% of the Voting Rights,

                  (3) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and the decree or order shall have remained in force undischarged or unstayed for a period of 60 consecutive days,

                  (4) the Master Servicer shall consent to the appointment of a receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or all or substantially all of the property of the Master Servicer,

                  (5) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations, or

                  (6) the Master Servicer shall fail to reimburse, in full, the Trustee not later than 6:00 p.m., New York City time, on the Business Day following the related Distribution Date for any Advance made by the Trustee together with accrued and unpaid interest.]

Rights Upon Event of Default

         [So long as an Event of Default under the Pooling and Servicing Agreement remains unremedied, subject to the rights of the NIM Insurer, the Trustee shall, but only upon the receipt of instructions from the NIM Insurer or from holders of Certificates having not less than 25% of the Voting Rights (subject to the consent of the [Class AF-5B] Insurer, which consent shall not be unreasonably withheld) terminate all of the rights and obligations of the Master Servicer under the Pooling and Servicing Agreement and in and to the Mortgage Loans, whereupon the Trustee will succeed to all of the responsibilities and duties of the Master Servicer under the Pooling and Servicing Agreement, including the obligation to make Advances. We cannot assure you that termination of the rights and obligations of the Master Servicer under the Pooling and Servicing Agreement would not adversely affect the servicing of the Mortgage Loans, including the delinquency experience of the Mortgage Loans.]

         [No certificateholder, solely by virtue of the holder's status as a certificateholder, will have any right under the Pooling and Servicing Agreement to institute any proceeding with respect thereto, unless the holder previously has given to the Trustee written notice of the continuation of an Event of Default and unless the holders of Certificates having not less than 25% of the Voting Rights have made a written request to the Trustee to institute the proceeding in its own name as Trustee thereunder and have offered to the Trustee reasonable indemnity and the

Trustee for 60 days has neglected or refused to institute the proceeding and in which case the rights of the certificateholders shall be subject to the rights of the NIM Insurer.]

         [Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all holders of the Certificates notice of each Event of Default known to the Trustee, except for any Event of Default that has been cured or waived.]

Optional Termination

         The [Master Servicer] will have the right to purchase all remaining Mortgage Loans and REO Properties in the issuing entity and thereby effect early retirement of all the Certificates, on any Distribution Date on or after the first Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans and REO Properties in the issuing entity is less than or equal to [ ]% of the sum of the Initial Cut-off Date Pool Principal Balance and the original Pre-Funded Amount (the "Optional Termination Date"). [The Master Servicer is an affiliate of the Sellers and the Depositor.]

         [In the event the option is exercised by [the Master Servicer], the purchase will be made at a price equal to the sum of:

                  (1) 100% of the Stated Principal Balance of each Mortgage Loan in the issuing entity (other than in respect of REO Property) plus accrued interest thereon at the applicable Net Mortgage Rate, and

                  (2) the appraised value of any REO Property (up to the Stated Principal Balance of the related Mortgage Loan) in the issuing entity;

provided, however, that (i) unless the NIM Insurer otherwise consents, the purchase price will in no event be less than an amount that would result in a final distribution on any NIM Insurer guaranteed notes that is sufficient (x) to pay the notes in full and (y) to pay any amounts due and payable to the NIM Insurer pursuant to the indenture related to the notes and (ii) unless the [Class AF-5B] Insurer otherwise consents, the purchase price will in no event be less than an amount that would result in a final distribution to the [Class AF-5B] Certificates and the [Class AF-5B] Insurer, respectively, that is sufficient (x) to pay the [Class AF-5B] Certificates in full and (y) to pay any amounts due and payable to the [Class AF-5B] Insurer pursuant to the Pooling and Servicing Agreement.]

         [The NIM Insurer may also have the right to purchase all remaining Mortgage Loans and REO Properties in the issuing entity at the price set forth above (plus any unreimbursed Servicing Advances, and the principal portion of any unreimbursed Advances, made on the Mortgage Loans prior to the exercise of the option), subject to the same restrictions. The identity of any NIM Insurer is not known as of the date of this prospectus supplement. It is possible that the NIM Insurer will be an affiliate of the [Class AF-5B] Insurer or one of the Underwriters.]

         Notice of any termination, specifying the Distribution Date on which related certificateholders may surrender their Certificates for payment of the final distribution and cancellation, will be given promptly by the Trustee by letter to related certificateholders mailed not earlier than the 10th day and no later than the 15th day of the month immediately preceding the month of the final distribution. The notice will specify (a) the Distribution Date upon which final distribution on related Certificates will be made upon presentation and surrender of the Certificates at the office therein designated, (b) the amount of the final distribution, (c) the location of the office or agency at which the presentation and surrender must be made, and (d) that the Record Date otherwise applicable to the Distribution Date is not applicable, distributions being made only upon presentation and surrender of the Certificates at the office therein specified.

         In the event a notice of termination is given, the Master Servicer will cause all funds in the Certificate Account to be remitted to the Trustee for deposit in the Distribution Account on the Business Day prior to the applicable Distribution Date in an amount equal to the final distribution in respect of the Certificates. At or prior to the time of making the final payment on the Certificates, the Master Servicer as agent of the Trustee will sell all of the assets of the issuing entity to [the Master Servicer or the NIM Insurer, as applicable,] for cash. Proceeds from a purchase will be distributed to the certificateholders and the [Class AF-5B] Insurer in the priority described above under "-- Distributions" and "-- Overcollateralization Provisions" and will reflect the current Certificate Principal Balance and other entitlements of each class at the time of liquidation. As a result, if any Applied Realized Loss Amounts have been allocated to any class or classes of Certificates, any Unpaid Realized Loss Amounts would be paid in the order and priority set forth above under "-- Overcollateralization Provisions."

         The proceeds from any sale in connection the exercise of the option may not be sufficient to distribute the full amount to which each class of Certificates is entitled if the purchase price is based in part on the appraised value of any REO Property and that appraised value is less than the Stated Principal Balance of the related Mortgage Loan. Any purchase of the Mortgage Loans and REO Properties will result in an early retirement of the Certificates. At the time of the making of the final payment on the Certificates, the Trustee shall distribute or credit, or cause to be distributed or credited, to the holder of the Class A-R Certificates all cash on hand related to the Class A-R Certificates, and the issuing entity will terminate at that time. Once the issuing entity has been terminated, certificateholders will not be entitled to receive any amounts that are recovered subsequent to the termination.

Certain Matters Regarding the Master Servicer, the Depositor, the Sellers [and the NIM Insurer]

         The prospectus describes the indemnification to which the Master Servicer and the Depositor (and their respective directors, officers, employees and agents) are entitled and also describes the limitations on any liability of the Master Servicer and the Depositor (and their respective directors, officers, employees and agents) to the issuing entity. See "The Agreements -- Certain Matters Regarding the Master Servicer and the Depositor" in the prospectus. The Pooling and Servicing Agreement provides that these same provisions regarding indemnification and exculpation apply to each Seller [and any NIM Insurer].

The Trustee

         [ ] will be the Trustee under the Pooling and Servicing Agreement. [[ ] has been, and currently is, serving as indenture trustee and trustee for numerous securitization transactions and programs involving pools of residential mortgages.] [[ ] is one of the largest corporate trust providers of trust services on securitization transactions.] The Depositor and [Countrywide Home Loans] may maintain other banking relationships in the ordinary course of business with the Trustee. The Offered Certificates may be surrendered at the Corporate Trust Office of the Trustee located at [ ] or another addresses as the Trustee may designate from time to time.

         The Trustee will be liable for its own grossly negligent action, its own gross negligent failure to act or its own misconduct, its grossly negligent failure to perform its obligations in compliance with the Pooling and Servicing Agreement, or any liability that would be imposed by reason of its willful misfeasance or bad faith. However, the Trustee will not be liable, individually or as trustee,

     o for an error of judgment made in good faith by a responsible officer of the Trustee, unless the Trustee was grossly negligent or acted in bad faith or with willful misfeasance,

     o with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the holders of each Class of Certificates evidencing not less than 25% of the Voting Rights of the Class relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under the Pooling and Servicing Agreement,

     o for any action taken or suffered or omitted by it under the Pooling and Servicing Agreement in good faith and in accordance with an opinion of counsel, or

     o for any loss on any investment of funds pursuant to the Pooling and Servicing Agreement (other than as issuer of the investment security).

         The Trustee is also entitled to rely without further investigation upon any resolution, officer's certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.

         The Trustee and any successor trustee will, at all times, be a corporation or association organized and doing business under the laws of a state or the United States of America, authorized under the laws of the United States of America to exercise corporate trust powers, having a combined capital and surplus of at least $[50,000,000], subject to supervision or examination by federal or state authority and with a credit rating that would not cause any of the Rating Agencies to reduce their respective ratings of any Class of Certificates (without regard to the [Class AF-5B] Policy, in the case of the [Class AF-5B] Certificates) below the ratings issued on the Closing Date (or having provided security from time to time as is sufficient to avoid the reduction). If the Trustee no longer meets the foregoing requirements, the Trustee has agreed to resign immediately.

         The Trustee may at any time resign by giving written notice of resignation to the Depositor, the Master Servicer, each Rating Agency and the certificateholders, not less than 60 days before the specified resignation date. The resignation shall not be effective until a successor trustee has been appointed. If a successor trustee has not been appointed within 30 days after the Trustee gives notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

         The Depositor, [the NIM Insurer] or the Master Servicer may remove the Trustee and appoint a successor trustee [reasonably acceptable to the NIM Insurer] if:

     o the Trustee ceases to meet the eligibility requirements described above and fails to resign after written request to do so is delivered to the Trustee by [the NIM Insurer or] the Depositor,

     o the Trustee becomes incapable of acting, or is adjudged as bankrupt or insolvent, or a receiver of the Trustee or of its property is appointed, or any public officer takes charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or

     o (iii)(A) a tax is imposed with respect to the issuing entity by any state in which the Trustee or the issuing entity is located, (B) the imposition of the tax would be avoided by the appointment of a different trustee and (C) the Trustee fails to indemnify the issuing entity against the tax.

         In addition, the holders of Certificates evidencing at least 51% of the Voting Rights of each Class of Certificates may at any time remove the Trustee and appoint a successor trustee. Notice of any removal of the Trustee shall be given to each Rating Agency by the successor Trustee.

         Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions described above will become effective upon acceptance of appointment by the successor trustee.

         A successor trustee will not be appointed unless the successor trustee meets the eligibility requirements described above, [is reasonably acceptable to the NIM Insurer] and its appointment does not adversely affect the then-current ratings of the Certificates (without regard to the [Class AF-5B] Policy, in the case of the [Class AF-5B] Certificates).

[Co-Trustee]

         [ ] will be the Co-Trustee under the Pooling and Servicing Agreement. [[ ] has significant experience in acting as a co-trustee in securitizations of mortgage loans in which its duties were comparable to those described in this prospectus supplement.] The Depositor and [Countrywide Home Loans] may maintain other banking relationships in the ordinary course of business with the Co-Trustee.

         The Co-Trustee will be liable for its own grossly negligent action, its own gross negligent failure to act or its own misconduct, its grossly negligent failure to perform its obligations in compliance with the Pooling and Servicing Agreement, or any liability that would be imposed by reason of its willful misfeasance or bad faith. However, the Co-Trustee will not be liable, individually or as trustee,

     o for an error of judgment made in good faith by a responsible officer of the Co-Trustee, unless the Co-Trustee was grossly negligent or acted in bad faith or with willful misfeasance, or

     o for any action taken or suffered or omitted by it under the Pooling and Servicing Agreement in good faith and in accordance with an opinion of counsel.

         The Co-Trustee is also entitled to rely without further investigation upon any resolution, officer's certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.

         The Co-Trustee and any successor trustee will, at all times, be a corporation or association organized and doing business under the laws of a state or the United States of America, authorized under the laws of the United States of America to exercise corporate trust powers, having a combined capital and surplus of at least $[50,000,000], subject to supervision or examination by federal or state authority and with a credit rating that would not cause any of the Rating Agencies to reduce their respective ratings of any Class of Certificates (without regard to the [Class AF-5B] Policy, in the case of the [Class AF-5B] Certificates) below the ratings issued on the Closing Date (or having provided security from time to time as is sufficient to avoid the reduction). If the Co-Trustee no longer meets the foregoing requirements, the Co-Trustee has agreed to resign immediately.

         The Co-Trustee may at any time resign by giving written notice of resignation to the Trustee, the Depositor and the Master Servicer, not less than 30 days before the specified resignation date. Upon the resignation, the Trustee may

     o appoint a successor co-trustee meeting the requirements described in the prior paragraph and acceptable to the Master Servicer [and the NIM Insurer] or

     o assume the rights and duties of the resigning Co-Trustee, subject to the approval of the Master Servicer.]

Restrictions on Transfer of the Class A-R Certificates

         The Class A-R Certificates will be subject to the restrictions on transfer described in the prospectus under "Material Federal Income Tax Consequences -- Taxation of Holders of Residual Interest Securities -- Restrictions on Ownership and Transfer of Residual Interest Securities." The Class A-R Certificates (in addition to other ERISA restricted classes of Certificates, as described in the Pooling and Servicing Agreement), may not be acquired by a Plan or with assets of a Plan unless certain conditions are met. See "ERISA Considerations" in this prospectus supplement. Each Class A-R Certificate will contain a legend describing the foregoing restrictions.

Ownership of the Residual Certificates

         On the Closing Date, the [Class CF], [Class CV] and [Class A-R] Certificates (except as described below) will be acquired by [CW Securities Holdings, Inc., an affiliate of the Depositor, the Sellers and the Master Servicer]. After the Closing Date, [CW Securities Holdings, Inc. may directly or indirectly cause a separate trust or trusts (or other form of entity) to be established to issue net interest margin securities secured by all or a portion of the [Class CF] and [Class CV] Certificates. See " -- Rights of the NIM Insurer Under the Pooling and Servicing Agreement" in this prospectus supplement. However, [CW Securities Holdings, Inc.] may retain these Certificates or transfer any of them in other transactions.

         The Trustee will be initially designated as "tax matters person" under the Pooling and Servicing Agreement and in that capacity will hold a Class A-R Certificate in the amount of [$0.05]. As tax matters person, the Trustee will be responsible for various tax administrative matters relating to the issuing entity, including the making of a REMIC election with respect to each REMIC created under the Pooling and Servicing Agreement and the preparation and filing of tax returns with respect to each such REMIC.

Restrictions on Investment, Suitability Requirements

         An investment in the Certificates may not be appropriate for all investors due to tax, ERISA or other legal requirements. Investors should review the disclosure included in this prospectus supplement and the prospectus under "Material Federal Income Tax Consequences," "ERISA Considerations" and "Legal Matters" prior to any acquisition and are encouraged to consult with their advisors prior to purchasing the Certificates.

[Rights of the NIM Insurer Under the Pooling and Servicing Agreement

         After the Closing Date, a separate trust or trusts (or other form of entity) may be established to issue net interest margin securities secured by all or a portion of the [Class PF], [Class PV], [Class CF] and [Class CV] Certificates. Those net interest margin securities may or may not have the benefit of a financial guaranty insurance policy. The insurer or insurers (the "NIM Insurer") that would issue a policy will be a third party beneficiary of the Pooling and Servicing Agreement and will have a number of rights under the Pooling and Servicing Agreement, which will include the following:

     o the right to consent to the Master Servicer's exercise of its discretion to waive assumption fees, late payment or other charges in connection with a Mortgage Loan or to arrange for the extension of due dates for payments due on a mortgage note for no more than 270 days, if the waivers or extensions relate to more than 5% of the Mortgage Loans;

     o the right to direct the Trustee to terminate all of the rights and obligations of the Master Servicer under the Pooling and Servicing Agreement relating to the issuing entity and the assets of the issuing entity following the occurrence of an event of default under the Pooling and Servicing Agreement;

     o the right to approve or reject the appointment of any successor servicer other than the Trustee, if the Master Servicer is required to be replaced and the Trustee is unwilling or unable to act as successor servicer;

     o the right to consent to any amendment to the Pooling and Servicing Agreement; and

     o each of the rights under "Risk Factors--Rights of the NIM Insurer" in this prospectus supplement.

         You should note the rights that the NIM Insurer would have and carefully evaluate its potential impact on your investment. ]

                 YIELD, PREPAYMENT AND MATURITY CONSIDERATIONS

General

         The weighted average life of, and the yield to maturity on, each class of Offered Certificates generally will be directly related to the rate of payment of principal (including prepayments) of the Mortgage Loans in the related Loan Group or Loan Groups. The actual rate of principal prepayments on the mortgage loans is influenced by a variety of economic, tax, geographic, demographic, social, legal and other factors and has fluctuated considerably in recent years. In addition, the rate of principal prepayments may differ among pools of mortgage loans at any time because of specific factors relating to the mortgage loans in the particular pool, including, among other things, the age of the mortgage loans, the geographic locations of the properties securing the loans, the extent of the mortgagor's equity in the properties, and changes in the mortgagors' housing needs, job transfers and employment status. Furthermore, as described under "The Mortgage Pool -- Assignment of the Mortgage Loans" with respect to up to 50% of the Initial Mortgage Loans in each loan group and 90% of the Subsequent Mortgage Loans in each loan group (the "Delay Delivery Mortgage Loans"), the Depositor may deliver the related Trustee's Mortgage Files after the Closing Date. Should a Seller fail to deliver to the Depositor or other designee of the Depositor all or a portion of the Trustee's Mortgage Files relating to Mortgage Loans sold by it, or, at the Depositor's direction, to the [Co-Trustee / Trustee] within the time periods described under "The Mortgage Pool -- Assignment of the Mortgage Loans" [Countrywide Home Loans] will be required to use its best efforts to deliver a Substitute Mortgage Loan for the related Delay Delivery Mortgage Loan or repurchase the related Delay Delivery Mortgage Loan. Any repurchases pursuant to this provision would also have the effect of accelerating the rate of prepayments on the Mortgage Loans. In addition, no less than approximately [ ]%, [ ]% and [ ]% of the Mortgage Loans in the Statistical Calculation Pool in respect of Loan Group [1], Loan Group [2] and Loan Group [3], respectively, in each case by principal balance of the Mortgage Loans in the Statistical Calculation Pool in respect of the related Loan Group, require the payment of a prepayment charge in connection with certain prepayments, generally [no later than the first five years in the case of the Mortgage Loans in Loan Group [1] or two or three years in the case of the Mortgage Loans in Loan Group [2] and Loan Group [3]], in each case following origination of the related Mortgage Loan. [These charges, if enforced by the Master Servicer, may affect the rate of prepayments on the Mortgage Loans.]

         [In addition, no less than approximately [ ]%, [ ]% and [ ]% of the Mortgage Loans in the Statistical Calculation Pool in respect of Loan Group [1], Loan Group [2] and Loan Group [3], respectively, in each case by principal balance of the Mortgage Loans in the Statistical Calculation Pool in respect of the related Loan Group provide for only payments of interest and do not provide for any payments of principal for an extended period following their origination. These Mortgage Loans may involve a greater degree of risk because, if the related mortgagor defaults, the outstanding principal balance of the Mortgage Loans will be higher than for amortizing Mortgage Loans. During their interest only periods, these Mortgage Loans may be less likely to prepay as the interest only feature may reduce the perceived benefits of refinancing due to the smaller monthly payment. However, as an interest only mortgage loan approaches the end of its interest only period, it may be more likely to be prepaid, even if market interest rates at the time are only slightly higher or lower than the interest rate on the interest only mortgage loans as the related borrowers seek to avoid increases in their respective monthly mortgage payment.]

         The timing of changes in the rate of prepayments may significantly affect the actual yield to investors who purchase the Offered Certificates at prices other than par, even if the average rate of principal prepayments is consistent with the expectations of investors. In general, the earlier the payment of principal of the Mortgage Loans the greater the effect on an investor's yield to maturity. As a result, the effect on an investor's yield of principal prepayments occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of the Offered Certificates may not be offset by a subsequent like reduction (or increase) in the rate of principal prepayments. Investors must make their own decisions as to the appropriate prepayment assumptions to be used in deciding whether to purchase any of the Offered Certificates. The Depositor does not make any representations or warranties as to the rate of prepayment or the factors to be considered in connection with these determinations.

         [The [Class AF-6] Certificates will not be entitled to distributions of principal until the Distribution Date in [ ] 200[ ] (except as otherwise described in this prospectus supplement). Thereafter, the relative entitlement of the [Class AF-6] Certificates to payments in respect of principal is subject to increase in accordance with the calculation of the NAS Principal Distribution Amount. See "Description of the Certificates -- Distributions" in this prospectus supplement.]

Prepayments and Yields for the Offered Certificates

         The extent to which the yield to maturity of the Offered Certificates may vary from the anticipated yield will depend upon the degree to which it is purchased at a discount or premium and, correspondingly, the degree to which the timing of payments thereon is sensitive to prepayments, liquidations and purchases of the Mortgage Loans in the related Loan Group or Loan Groups. In particular, in the case of an Offered Certificate purchased at a discount, an investor should consider the risk that a slower than anticipated rate of principal payments, liquidations and purchases of the applicable Mortgage Loans could result in an actual yield to the investor that is lower than the anticipated yield and, in the case of an Offered Certificate purchased at a premium, the risk that a faster than anticipated rate of principal payments, liquidations and purchases of the Mortgage Loans could result in an actual yield to the investor that is lower than the anticipated yield.

         [In general with respect to fixed rate mortgage loans, if prevailing interest rates fall significantly below the interest rates on fixed rate mortgage loans, these mortgage loans are likely to be subject to higher prepayment rates than if prevailing rates remain at or above the interest rates on these mortgage loans. Conversely, if prevailing interest rates rise appreciably above the interest rates on fixed rate mortgage loans, the fixed rate mortgage loans are likely to experience a lower prepayment rate than if prevailing rates remain at or below the interest rates on these mortgage loans. In the event that Mortgage Loans in Loan Group [1] with higher Mortgage Rates prepay at rates higher than other Mortgage Loans in Loan Group [1], the applicable Net Rate Cap may be lower than otherwise would be the case. As a result, the interest payable on the related Offered Certificates on a Distribution Date could be reduced because of the imposition of the applicable Net Rate Cap. We cannot give any assurance as to the level of prepayment that the Mortgage Loans in Loan Group [1] will experience.]

         [As is the case with fixed rate mortgage loans, adjustable rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment. For example, if prevailing interest rates fall significantly, adjustable rate mortgage loans could be subject to higher prepayment rates than if prevailing interest rates remain constant because the availability of fixed rate mortgage loans at lower interest rates may encourage mortgagors to refinance their adjustable rate mortgage loans to a lower fixed interest rate. Prepayments on the Hybrid Mortgage Loans may differ as they approach their respective initial Adjustment Dates and prepayments on Mortgage Loans with interest-only terms may differ as they approach the ends of their interest-only periods. We can give no assurance as to the level of prepayment that the Adjustable Rate Mortgage Loans will experience.]

         [Although the Mortgage Rates on the Adjustable Rate Mortgage Loans are subject to adjustment, the Mortgage Rates adjust less frequently than the Pass-Through Rates on the [Class AV] Certificates and the [Adjustable Rate Subordinate Certificates] and adjust by reference to the Mortgage Index. Changes in [One-Month LIBOR] may not correlate with changes in the Mortgage Index and also may not correlate with prevailing interest rates. It is possible that an increased level of [One-Month LIBOR] could occur simultaneously with a lower level of prevailing interest rates which would be expected to result in faster prepayments, thereby reducing the weighted average lives of the related Certificates. The Mortgage Rate applicable to all or substantially all of the Adjustable Rate Mortgage Loans and any Adjustment Date will be based on the Mortgage Index value most recently announced generally as of a date [45 days prior to the Adjustment Date]. Thus, if the Mortgage Index value with respect to an Adjustable Rate Mortgage Loan rises, the lag in time before the corresponding Mortgage Rate increases will, all other things being equal, slow the upward adjustment of the applicable Net Rate Cap. In addition, it is expected that a substantial portion of the Adjustable Rate Mortgage Loans will have Mortgage Rates which will not adjust for a substantial period of time after origination. See "The Mortgage Pool" in this prospectus supplement.]

         [The portion of any proceeds of the Corridor Contracts that will be payable to the issuing entity under the Corridor Contract Administration Agreement are intended to provide the [Class AF-1A], [Class 2-AV], [Class 3-AV] and the [Adjustable Rate Subordinate Certificates] some protection against any Net Rate Carryover. However, payments that will be allocated to the issuing entity in respect of each Corridor Contract will be allocated based on the lesser of their respective Corridor Contract Notional Balances and the aggregate Certificate Principal Balance of the related class(es) of Certificates, and not on the actual Stated Principal Balances of the Mortgage Loans. Therefore, the Corridor Contracts may not provide sufficient funds to cover any Net Rate Carryover. In addition, payments under the Corridor Contracts are limited to a corridor of specified rates, which is substantially higher than the rate of [One-Month LIBOR] as of the date of this prospectus supplement and are only available to the Certificates to the extent described under "Description of the Certificates -- The Corridor Contracts" above.]

         [Although amounts allocated to the issuing entity in respect of the Corridor Contracts will be available to pay Net Rate Carryover on the related Certificates to the extent described under "Description of the Certificates -- Distributions -- Distributions of Funds from the Corridor Contracts" above, on or prior to their respective Corridor Contract Termination Dates, we cannot assure you that funds will be available or sufficient to pay these amounts. The ratings assigned to the Offered Certificates do not address the likelihood of the payment of Net Rate Carryover.]

         The effective yield to the holders of the [Fixed Rate Certificates] will be lower than the yield otherwise produced by the applicable rate at which interest is passed through to these holders and the purchase price of the Certificates because monthly distributions will not be payable to the holders until the [ th] day (or, if the [ th] day is not a Business Day, the following Business Day) of the month following the month in which interest accrues on the related Mortgage Loans (without any additional distribution of interest or earnings thereon in respect of the delay).

Last Scheduled Distribution Date

         Assuming that, among other things,

     o   no prepayments are received on the Mortgage Loans and

     o scheduled monthly payments of principal of and interest on each of the Mortgage Loans are timely received,

         the Distribution Date (the "Last Scheduled Distribution Date") that occurs [six months] following the Distribution Date (or, in the case of the Class A-R Certificates, [zero months]) on which the Certificate Principal Balance of the applicable class of Certificates would be reduced to zero is:

                 Class of Certificates       Distribution Date
                 ---------------------       -----------------
                 [Class AF-1A]
                 [Class AF-1B]
                 [Class AF-2]
                 [Class AF-3]
                 [Class AF-4]
                 [Class AF-5A]
                 [Class AF-5B]
                 [Class AF-6]
                 [Class MF-1]
                 [Class MF-2]
                 [Class MF-3]
                 [Class MF-4]
                 [Class MF-5]
                 [Class MF-6]
                 [Class MF-7]
                 [Class MF-8]
                 [Class BF]
                 [Class 2-AV-1]
                 [Class 2-AV-2]
                 [Class 3-AV-1]
                 [Class 3-AV-2]
                 [Class 3-AV-3]
                 [Class 3-AV-4]
                 [Class MV-1]
                 [Class MV-2]
                 [Class MV-3]
                 [Class MV-4]
                 [Class MV-5]
                 [Class MV-6]
                 [Class MV-7]
                 [Class MV-8]
                 [Class BV]
                 [Class A-R]

         The actual final Distribution Date with respect to each class of these Certificates could occur significantly earlier than its Last Scheduled Distribution Date because:

     o prepayments are likely to occur which will be applied to the payment of the Certificate Principal Balances thereof, and

     o the [Master Servicer] may purchase all the Mortgage Loans in the issuing entity when the aggregate Stated Principal Balance of the Mortgage Loans and REO Properties in the issuing entity is less than or equal to [ ]% of the sum of [the Initial Cut-off Date Pool Principal Balance and the original Pre-Funded Amount].

Prepayment Model

         Prepayments on mortgage loans are commonly measured relative to a prepayment model or standard. The prepayment models used in this prospectus supplement ("Prepayment Models") are based on an assumed rate of prepayment each month of the then unpaid principal balance of a pool of mortgage loans similar to the Mortgage Loans in each Loan Group. [For the Fixed Rate Mortgage Loans, the Prepayment Model used in this prospectus supplement (the "Fixed Rate Prepayment Vector" or "FRPV") is a prepayment assumption which represents an assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of mortgage loans for the life of the mortgage loans. For example, a 100% FRPV assumes a constant prepayment rate ("CPR") of 2.0% per annum of the then outstanding principal balance of the Fixed Rate Mortgage Loans in the first month of the life of the Mortgage Loans and an additional 2.0% per annum (i.e., 1/10 of the final per annum rate) in each month thereafter up to and including the tenth month. Beginning in the eleventh month and in each month thereafter during the life of the Fixed Rate Mortgage Loans, a 100% FRPV assumes a CPR of 20% per annum.]

         [For the Adjustable Rate Mortgage Loans, the Prepayment Model used in this prospectus supplement ("Adjustable Rate Prepayment Vector" or "ARPV") represents an assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of mortgage loans for the life of the mortgage loans. For the Adjustable Rate Mortgage Loans with original months to reset terms less than or equal to 30 months as of the Initial Cut-off Date, 100% ARPV assumes 6% CPR in month 1, an additional 1/11th of 26% CPR for each month thereafter, increasing to 32% CPR in month 12 and remaining constant at 32% CPR until month 24, increasing to and remaining constant at 60% CPR from month 25 until month 28 decreasing 1/12th of 28% CPR for each month thereafter, decreasing to 32% CPR in month 40 and remaining constant at 32% CPR from month 41 and thereafter; provided, however, the prepayment rate will not exceed 85% CPR in any period for any given percentage of ARPV. For the Adjustable Rate Mortgage Loans with original months to reset terms greater than 30 months as of the Initial Cut-off Date, 100% ARPV assumes 6% CPR in month 1, an additional 1/11th of 26% CPR for each month thereafter, increasing to 32% CPR in month 12 and remaining constant at 32% CPR until month 36, increasing to and remaining constant at 60% CPR from month 37 until month 40, decreasing 1/12th of 28% CPR for each month thereafter, decreasing to 32% CPR in month 52 and remaining constant at 32% CPR from month 53 and thereafter; provided, however, the prepayment rate will not exceed 85% CPR in any period for any given percentage of ARPV. As used in the tables, 100% of the Prepayment Model means 100% FRPV and 100% ARPV, as applicable.]

         We cannot assure you, however, that prepayments on the Mortgage Loans will conform to any level of the Prepayment Model, and no representation is made that the Mortgage Loans will prepay at the prepayment rates shown or any other prepayment rate. The rate of principal payments on mortgage loans is influenced by a variety of economic, geographic, social and other factors, including the level of interest rates. Other factors affecting prepayment of mortgage loans include changes in obligors' housing needs, job transfers and unemployment. In the case of mortgage loans in general, if prevailing interest rates fall significantly below the interest rates on the mortgage loans, the mortgage loans are likely to be subject to higher prepayment rates than if prevailing interest rates remain at or above the rates borne by the mortgage loans. Conversely, if prevailing interest rates rise above the interest on the mortgage loans, the rate of prepayment would be expected to decrease.

Decrement Tables: Weighted Average Lives

         The tables below set forth the percentages of the initial Certificate Principal Balance of each class of Offered Certificates outstanding at the respective percentages of the Prepayment Model that will be outstanding as of the twelfth Distribution Date and every twelfth Distribution Date thereafter. Those percentages have been rounded to the nearest whole percentages, [and an asterisk (*) indicates a percentage less than 0.5% and greater than 0%]. In addition, the tables below set forth the weighted average lives of each class of Offered Certificates to maturity and to optional termination at the respective percentages of the Prepayment Model. Each weighted average life of any Certificate presented below is determined by (a) multiplying the amount of each principal payment by the number of years from the date of issuance to the related Distribution Date, (b) adding the results, and (c) dividing the sum by the initial respective Certificate Principal Balance for the class of Certificates.

         The following tables have been prepared on the basis of the following assumptions (collectively, the "Modeling Assumptions"):

                  (1) the Mortgage Loans prepay at the indicated percentage of the related Prepayment Model,

                  (2) distributions on the Certificates are received, in cash, on the [ th] day of each month, commencing in [ ] 200[ ], in accordance with the payment priorities defined in this prospectus supplement,

                  (3) no defaults or delinquencies in, or modifications, waivers or amendments respecting, the payment by the mortgagors of principal and interest on the Mortgage Loans occur,

                  (4) Scheduled Payments are assumed to be received on the first day of each month commencing in [ ] 200[ ], and prepayments represent payment in full of individual Mortgage Loans and are assumed to be received on the last day of each month, commencing in [ ] 200[ ], and include 30 days' interest thereon,

                  (5) [the level of the Mortgage Index remains constant at [ ]% per annum, and the level of [One-Month LIBOR] remains constant at [ ]% per annum,]

                  (6) the Pass-Through Margins or fixed rates for the Offered Certificates (other than the Class A-R Certificates) remain constant at the rates applicable on or prior to the Optional Termination Date and the Pass-Through Margins or fixed rates for the Offered Certificates (other than the Class A-R Certificates) are adjusted accordingly on any Distribution Date after the Optional Termination Date,

                  (7) the Certificates are issued on [ ] 200[ ],

                  (8) [the Mortgage Rate for each Adjustable Rate Mortgage Loan is adjusted on its next Adjustment Date (and on subsequent Adjustment Dates, if necessary) to equal the sum of

                           (a) the assumed level of the Mortgage Index, and

                           (b) the respective Gross Margin (which sum is
                  subject to the applicable periodic adjustment caps and floors and the applicable lifetime adjustment caps and floors),]

                  (9) except as indicated with respect to the weighted average lives to maturity, the optional termination is exercised on the Optional Termination Date,

                  (10) the scheduled monthly payment for each Mortgage Loan, [except for the interest-only Mortgage Loans during their respective interest-only periods,] is calculated based on its principal balance, mortgage rate and remaining amortization term to maturity so that each Mortgage Loan will amortize in amounts sufficient to repay the remaining principal balance of the Mortgage Loan by its remaining term to maturity (except in the case of balloon loans), as indicated in the table below,

                  (11) [any Mortgage Loan with a remaining interest-only term greater than zero does not amortize during the remaining interest-only term, and at the end of the remaining interest-only term, will amortize in amounts sufficient to repay the current balance of any Mortgage Loan over the remaining term to maturity calculated at the expiration of the remaining interest-only term based on the applicable amortization method,]

                  (12) [scheduled monthly payments on each Adjustable Rate Mortgage Loan will be adjusted in the month immediately following each related interest adjustment date (as necessary) for the Mortgage Loan to equal the fully amortizing payment described above,]

                  (13) [the scheduled amortization for all Mortgage Loans is based upon their respective gross interest rates and the interest rate on each Fixed Rate Credit Comeback Loan will be deemed to be reduced by [ ]% on the Due Date following the end of each of the first four annual periods after the origination date, irrespective of whether the borrower qualifies for the reduction by having a good payment history],

                  (14) [all of the Pre-Funded Amount, if any, is used to purchase Subsequent Mortgage Loans for inclusion on the Closing Date, and]

                  (15) each Loan Group consists of Mortgage Loans having the approximate characteristics described below:


                                                   Loan Group [1] Mortgage Loans

                                                  Remaining      Remaining    Original
                     Adjusted         Gross      Amortization     Term to     Interest-              Credit
Principal          Net Mortgage      Mortgage        Term        Maturity     Only Term    Age       Comeback      Amortization
Balance($)         Rate (%) (1)    Rate (%) (2)    (months)      (months)     (months)  (months)     Feature          Method
----------         ------------    ------------  ------------    ---------    --------- --------     --------      ----------------













----------
(1) [In the above table, the Adjusted Net Mortgage Rate percentages that include Fixed Rate Credit Comeback Loans have been calculated without subtracting any Credit Comeback Excess Amounts. However, for purposes of actual payments to be made on the Certificates, including the calculation of each applicable Net Rate Cap as well as other Mortgage Rate calculations, the Gross Mortgage Rate for each Fixed Rate Credit Comeback Loan will be deemed to be reduced by [ ]% on the Due Date following the end of each of the first four annual periods after the origination date, irrespective of whether the borrower qualifies for the reduction by having a good payment history.]
(2) [In the above table, the Gross Mortgage Rate percentages that include Fixed Rate Credit Comeback Loans have been calculated without subtracting any Credit Comeback Excess Amounts. However, for purposes of actual payments to be made on the Certificates, including the calculation of each applicable Net Rate Cap as well as other Mortgage Rate calculations, the Gross Mortgage Rate for each Fixed Rate Credit Comeback Loan will be deemed to be reduced by [ ]% on the Due Date following the end of each of the first four annual periods after the origination date, irrespective of whether the borrower qualifies for the reduction by having a good payment history.]


                                                   Loan Group [2] Mortgage Loans

                                                                   Original
                                        Remaining      Remaining   Interest-
              Adjusted Net   Gross      Amortization   Term to     Only                   Initial        Subsequent
Principal     Mortgage       Mortgage   Term           Maturity    Term        Age        Periodic Cap   Periodic Cap   Gross
Balance ($)   Rate (%)       Rate (%)   (months)       (months)    (months)    (months)   (%)            (%)            Margin (%)
-----------   ------------   --------   ------------   ---------   ---------   --------   ------------   ------------   ----------









                                    Months to    Reset
Principal     Life      Life        Next Rate    Frequency
Balance ($)   Cap (%)   Floor (%)   Adjustment   (months)
-----------   -------   ---------   ----------   ---------





                                                     Loan Group [3] Mortgage Loans

                                                                   Original
                                        Remaining      Remaining   Interest-
              Adjusted Net   Gross      Amortization   Term to     Only                   Initial        Subsequent
Principal     Mortgage       Mortgage   Term           Maturity    Term        Age        Periodic Cap   Periodic Cap   Gross
Balance ($)   Rate (%)       Rate (%)   (months)       (months)    (months)    (months)   (%)            (%)            Margin (%)
-----------   ------------   --------   ------------   ---------   ---------   --------   ------------   ------------   ----------






                                    Months to    Reset
Principal     Life      Life        Next Rate    Frequency
Balance ($)   Cap (%)   Floor (%)   Adjustment   (months)
-----------   -------   ---------   ----------   ---------






   Percentages of the Initial Certificate Principal Balances of the Offered
      Certificates at the Respective Percentages of the Prepayment Model



                                   [Class AF-1A] and [Class AF-1B]                          [Class AF-2]
                              -----------------------------------------      -----------------------------------------
Distribution Date             [   ]%   [   ]%  [   ]%   [   ]%   [   ]%      [   ]%   [   ]%   [   ]%  [   ]%   [   ]%
-----------------             ------   ------  ------   ------   ------      ------   ------   ------  ------   ------
Initial Percentage..........    100%     100%    100%     100%     100%        100%     100%     100%    100%     100%
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....

Weighted Average Life to
Optional Termination (in
years)......................
Weighted Average Life to
Maturity (in years).........




                                             [Class AF-3]                                   [Class AF-4]
                              -----------------------------------------      -----------------------------------------
Distribution Date             [   ]%   [   ]%  [   ]%   [   ]%   [   ]%      [   ]%   [   ]%   [   ]%  [   ]%   [   ]%
-----------------             ------   ------  ------   ------   ------      ------   ------   ------  ------   ------
Initial Percentage..........    100%     100%    100%     100%     100%        100%     100%     100%    100%     100%
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....

Weighted Average Life to
Optional Termination (in
years)......................
Weighted Average Life to
Maturity (in years).........


                                                                S-111


                                   [Class AF-5A] and [Class AF-5B]                          [Class AF-6]
                              -----------------------------------------      -----------------------------------------
Distribution Date             [   ]%   [   ]%  [   ]%   [   ]%   [   ]%      [   ]%   [   ]%   [   ]%  [   ]%   [   ]%
-----------------             ------   ------  ------   ------   ------      ------   ------   ------  ------   ------
Initial Percentage..........    100%     100%    100%     100%     100%        100%     100%     100%    100%     100%
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....

Weighted Average Life to
Optional Termination (in
years)......................
Weighted Average Life to
Maturity (in years).........



                                             [Class MF-1]                                   [Class MF-2]
                              -----------------------------------------      -----------------------------------------
Distribution Date             [   ]%   [   ]%  [   ]%   [   ]%   [   ]%      [   ]%   [   ]%   [   ]%  [   ]%   [   ]%
-----------------             ------   ------  ------   ------   ------      ------   ------   ------  ------   ------
Initial Percentage..........    100%     100%    100%     100%     100%        100%     100%     100%    100%     100%
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....

Weighted Average Life to
Optional Termination (in
years)......................
Weighted Average Life to
Maturity (in years).........



                                             [Class MF-3]                                   [Class MF-4]
                              -----------------------------------------      -----------------------------------------
Distribution Date             [   ]%   [   ]%  [   ]%   [   ]%   [   ]%      [   ]%   [   ]%   [   ]%  [   ]%   [   ]%
-----------------             ------   ------  ------   ------   ------      ------   ------   ------  ------   ------
Initial Percentage..........    100%     100%    100%     100%     100%        100%     100%     100%    100%     100%
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....

Weighted Average Life to
Optional Termination (in
years)......................
Weighted Average Life to
Maturity (in years).........


                                                                S-112


                                             [Class MF-5]                                   [Class MF-6]
                              -----------------------------------------      -----------------------------------------
Distribution Date             [   ]%   [   ]%  [   ]%   [   ]%   [   ]%      [   ]%   [   ]%   [   ]%  [   ]%   [   ]%
-----------------             ------   ------  ------   ------   ------      ------   ------   ------  ------   ------
Initial Percentage..........    100%     100%    100%     100%     100%        100%     100%     100%    100%     100%
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....

Weighted Average Life to
Optional Termination (in
years)......................
Weighted Average Life to
Maturity (in years).........



                                             [Class MF-7]                                   [Class MF-8]
                              -----------------------------------------      -----------------------------------------
Distribution Date             [   ]%   [   ]%  [   ]%   [   ]%   [   ]%      [   ]%   [   ]%   [   ]%  [   ]%   [   ]%
-----------------             ------   ------  ------   ------   ------      ------   ------   ------  ------   ------
Initial Percentage..........    100%     100%    100%     100%     100%        100%     100%     100%    100%     100%
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....

Weighted Average Life to
Optional Termination (in
years)......................
Weighted Average Life to
Maturity (in years).........



                                              [Class BF]                         [Class 2-AV-1] and [Class 2-AV-2]
                              -----------------------------------------      -----------------------------------------
Distribution Date             [   ]%   [   ]%  [   ]%   [   ]%   [   ]%      [   ]%   [   ]%   [   ]%  [   ]%   [   ]%
-----------------             ------   ------  ------   ------   ------      ------   ------   ------  ------   ------
Initial Percentage..........    100%     100%    100%     100%     100%        100%     100%     100%    100%     100%
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....

Weighted Average Life to
Optional Termination (in
years)......................
Weighted Average Life to
Maturity (in years).........



                                    S-113


                                            [Class 3-AV-1]                                 [Class 3-AV-2]
                              -----------------------------------------      -----------------------------------------
Distribution Date             [   ]%   [   ]%  [   ]%   [   ]%   [   ]%      [   ]%   [   ]%   [   ]%  [   ]%   [   ]%
-----------------             ------   ------  ------   ------   ------      ------   ------   ------  ------   ------
Initial Percentage..........    100%     100%    100%     100%     100%        100%     100%     100%    100%     100%
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....

Weighted Average Life to
Optional Termination (in
years)......................
Weighted Average Life to
Maturity (in years).........



                                            [Class 3-AV-3]                                 [Class 3-AV-4]
                              -----------------------------------------      -----------------------------------------
Distribution Date             [   ]%   [   ]%  [   ]%   [   ]%   [   ]%      [   ]%   [   ]%   [   ]%  [   ]%   [   ]%
-----------------             ------   ------  ------   ------   ------      ------   ------   ------  ------   ------
Initial Percentage..........    100%     100%    100%     100%     100%        100%     100%     100%    100%     100%
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....

Weighted Average Life to
Optional Termination (in
years)......................
Weighted Average Life to
Maturity (in years).........



                                             [Class MV-1]                                   [Class MV-2]
                              -----------------------------------------      -----------------------------------------
Distribution Date             [   ]%   [   ]%  [   ]%   [   ]%   [   ]%      [   ]%   [   ]%   [   ]%  [   ]%   [   ]%
-----------------             ------   ------  ------   ------   ------      ------   ------   ------  ------   ------
Initial Percentage..........    100%     100%    100%     100%     100%        100%     100%     100%    100%     100%
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....

Weighted Average Life to
Optional Termination (in
years)......................
Weighted Average Life to
Maturity (in years).........


                                                                S-114


                                             [Class MV-3]                                   [Class MV-4]
                              -----------------------------------------      -----------------------------------------
Distribution Date             [   ]%   [   ]%  [   ]%   [   ]%   [   ]%      [   ]%   [   ]%   [   ]%  [   ]%   [   ]%
-----------------             ------   ------  ------   ------   ------      ------   ------   ------  ------   ------
Initial Percentage..........    100%     100%    100%     100%     100%        100%     100%     100%    100%     100%
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....

Weighted Average Life to
Optional Termination (in
years)......................
Weighted Average Life to
Maturity (in years).........



                                             [Class MV-5]                                   [Class MV-6]
                              -----------------------------------------      -----------------------------------------
Distribution Date             [   ]%   [   ]%  [   ]%   [   ]%   [   ]%      [   ]%   [   ]%   [   ]%  [   ]%   [   ]%
-----------------             ------   ------  ------   ------   ------      ------   ------   ------  ------   ------
Initial Percentage..........    100%     100%    100%     100%     100%        100%     100%     100%    100%     100%
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....

Weighted Average Life to
Optional Termination (in
years)......................
Weighted Average Life to
Maturity (in years).........



                                             [Class MV-7]                                   [Class MV-8]
                              -----------------------------------------      -----------------------------------------
Distribution Date             [   ]%   [   ]%  [   ]%   [   ]%   [   ]%      [   ]%   [   ]%   [   ]%  [   ]%   [   ]%
-----------------             ------   ------  ------   ------   ------      ------   ------   ------  ------   ------
Initial Percentage..........    100%     100%    100%     100%     100%        100%     100%     100%    100%     100%
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....

Weighted Average Life to
Optional Termination (in
years)......................
Weighted Average Life to
Maturity (in years).........


                                                                S-115


                                              [Class BV]                                    [Class A-R]
                              -----------------------------------------      -----------------------------------------
Distribution Date             [   ]%   [   ]%  [   ]%   [   ]%   [   ]%      [   ]%   [   ]%   [   ]%  [   ]%   [   ]%
-----------------             ------   ------  ------   ------   ------      ------   ------   ------  ------   ------
Initial Percentage..........    100%     100%    100%     100%     100%        100%     100%     100%    100%     100%
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....

Weighted Average Life to
Optional Termination (in
years)......................
Weighted Average Life to
Maturity (in years).........




        [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

                               LEGAL PROCEEDINGS

         There are no legal proceedings against [Countrywide Home Loans], the Depositor, the Trustee, the issuing entity or the Master Servicer, or to which any of their respective properties are subject, that is material to the certificateholders, nor is the Depositor aware of any proceedings of this type contemplated by governmental authorities.

                   MATERIAL FEDERAL INCOME TAX CONSEQUENCES

         The following discussion and the discussion in the prospectus under the caption "Material Federal Income Tax Consequences" is the opinion of [Sidley Austin LLP] [Thacher Proffitt & Wood LLP] ("Tax Counsel") on the anticipated material federal income tax consequences of the purchase, ownership, and disposition of the Offered Certificates. It is based on the current provisions and interpretations of the Code and the accompanying Treasury regulations and on current judicial and administrative rulings. All of these authorities are subject to change and any change can apply retroactively.

         [For federal income tax purposes, the issuing entity (exclusive of the Credit Comeback Excess Account, the Carryover Reserve Fund and the Pre-Funding Account and the issuing entity's rights with respect to payments received under the Corridor Contracts) will consist of one or more REMICs in a tiered structure. The highest REMIC will be referred to as the "Master REMIC," and each REMIC below the Master REMIC will be referred to as an "underlying REMIC." Each underlying REMIC will issue multiple classes of uncertificated, regular interests (the "underlying REMIC Regular Interests") that will be held by another REMIC above it in the tiered structure. The assets of the lowest underlying REMICs will consist of the Mortgage Loans and any other assets designated in the Pooling and Servicing Agreement. The Master REMIC will issue the Senior Certificates and the Subordinate Certificates (together, excluding the Class A-R Certificate, the "Regular Certificates"), which will be designated as the regular interests in the Master REMIC. The Class A-R Certificates (also, the "Residual Certificates") will represent the beneficial ownership of the residual interest in each underlying REMIC and the residual interest in the Master REMIC. The assets of the Master REMIC will consist of the underlying REMIC Regular Interests. Aggregate distributions on the underlying REMIC Regular Interests held by the Master REMIC will equal the aggregate distributions on the Regular Certificates issued by the Master REMIC.]

         [All classes of the Regular Certificates will be treated as representing interests in REMIC regular interests (the "REMIC Regular Interest Component") and entitlement to receive payments of Net Rate Carryover (the "Net Rate Carryover Component"). Holders of the Regular Certificates ("Regular Certificateholders") must allocate the purchase price for their Regular Certificates between the REMIC Regular Interest Component and the Net Rate Carryover Component.]

         [Upon the issuance of the Certificates, Tax Counsel will deliver its opinion concluding, assuming compliance with the Pooling and Servicing Agreement, for federal income tax purposes, that each REMIC created under the Pooling and Servicing Agreement will qualify as a REMIC within the meaning of
Section 860D of the Code, and that the Regular Certificates will represent regular interests in a REMIC. Moreover, Tax Counsel will deliver an opinion concluding that the interests of the holders of the Regular Certificates with respect to Net Rate Carryover will represent, for federal income tax purposes, contractual rights coupled with regular interests within the meaning of Treasury regulations ss.1.860G-2(i).]

Taxation of the REMIC Regular Interest Components of the Regular Certificates

         [The REMIC Regular Interest Components of the Regular Certificates will be treated as debt instruments issued by the Master REMIC for federal income tax purposes. Income on the REMIC Regular Interest Components of the Regular Certificates must be reported under an accrual method of accounting. Under an accrual method of accounting, interest income may be required to be included in a holder's gross income in advance of the holder's actual receipt of that interest income.]

         [The REMIC Regular Interest Component of some of the Regular Certificates may be considered to have been issued with original issue discount ("OID"). For purposes of determining the amount and rate of accrual of OID and market discount, the issuing entity intends to assume that there will be prepayments on the Mortgage Loans at a rate equal to 100% of the Prepayment Model. No representation is made regarding whether the Mortgage Loans will prepay at the foregoing rate or at any other rate. Computing accruals of OID in the manner described in the prospectus may (depending on the actual rate of prepayments during the accrual period) result in the accrual of negative amounts of OID on the certificates issued with OID in an accrual period. Holders will be entitled to offset negative accruals of OID only against future OID accrual on their certificates. See "Material Federal Income Tax Consequences -- Taxation of Debt Securities" in the prospectus.]

         [If the holders of any Regular Certificates are treated as acquiring their REMIC Regular Interest Components at a premium, the holders are encouraged to consult their tax advisors regarding the election to amortize bond premium and the method to be employed. See "Material Federal Income Tax Consequences -- Taxation of Debt Securities" in the prospectus.]

[Taxation of the Net Rate Carryover Components of the Regular Certificates]

In General

         The following discussions assume that the rights and obligations of the holders of the Regular Certificates and Class CF and Class CV Certificates with respect to Net Rate Carryover will be treated as rights and obligations under a notional principal contract rather than as interests in a partnership for federal income tax purposes. If these rights and obligations were treated as representing interests in an entity taxable as a partnership for federal income tax purposes, then there could be different tax timing consequences to all of these certificateholders and different withholding tax consequences on payments to certificateholders who are non-U.S. Persons. Prospective investors in the Regular Certificates are encouraged to consult their tax advisors regarding their appropriate tax treatment.

The Rights of the Regular Certificates With Respect to Net Rate Carryover

         For tax information reporting purposes, the Trustee (1) will treat the Net Rate Carryover rights of the Regular Certificateholders as rights to receive payments under a notional principal contract (specifically, an interest rate cap contract) and (2) anticipates assuming that these rights will have an insubstantial value relative to the value of the REMIC Regular Interest Components of the Regular Certificates. The IRS could, however, successfully argue that the Net Rate Carryover Component of one or more classes of Regular Certificates has a greater value. Similarly, the Trustee could determine that the Net Rate Carryover Component of one or more classes of the Regular Certificates has a greater value. In either case, the REMIC Regular Interest Component of the Regular Certificates could be viewed as having been issued with either an additional amount of OID (which could cause the total amount of discount to exceed a statutorily defined de minimis amount) or with less premium (which would reduce the amount of premium available to be used as an offset against interest income). See "Material Federal Income Tax Consequences -- Taxation of Debt Securities" in the prospectus. In addition, the Net Rate Carryover Component could be viewed as having been purchased at a higher cost. These changes could affect the timing and amount of income and deductions on the REMIC Regular Interest Component and Net Rate Carryover Component.

         The portion of the overall purchase price of a Regular Certificate attributable to the Net Rate Carryover Component must be amortized over the life of the Certificate, taking into account the declining balance of the related REMIC Regular Interest Component. Treasury regulations concerning notional principal contracts provide alternative methods for amortizing the purchase price of an interest rate cap contract. Under one method -- the level yield constant interest method -- the price paid for an interest rate cap agreement is amortized over the life of the cap as though it were the principal amount of a loan bearing interest at a reasonable rate. Holders are urged to consult their tax advisors concerning the methods that can be employed to amortize the portion of the purchase price paid for the Net Rate Carryover Component of a Regular Certificate.

         Any payments received by a holder of a Regular Certificate as Net Rate Carryover will be treated as periodic payments received under a notional principal contract. For any taxable year, to the extent the sum of the periodic payments received exceeds the amortization of the purchase price of the Net Rate Carryover Component, the excess will be ordinary income. Conversely, to the extent the amortization of the purchase price exceeds the periodic payments, the excess will be allowable as an ordinary deduction. In the case of an individual, the deduction will be subject to the 2-percent floor imposed on miscellaneous itemized deductions under section 67 of the Code and may be subject to the overall limitation on itemized deductions imposed under section 68 of the Code. In addition, miscellaneous itemized deductions are not allowed for purposes of computing the alternative minimum tax.]

[Dispositions of Regular Certificates]

         Upon the sale, exchange, or other disposition of a Regular Certificate, the Regular Certificateholder must allocate the amount realized between the REMIC Regular Interest Component and the Net Rate Carryover Component based on the relative fair market values of those components at the time of sale. Assuming that the Regular Certificates are held as "capital assets" within the meaning of Section 1221 of the Code, any gain or loss on the disposition of the Net Rate Carryover Component should result in capital gain or loss and any gain or loss on the disposition of the REMIC Regular Interest Component should result in capital gain or loss. Gain with respect to the REMIC Regular Interest Component, however, will be treated as ordinary income, to the extent it does not exceed the excess (if any) of:

                  (1) the amount that would have been includible in the holder's gross income with respect to the REMIC Regular Interest Component had income thereon accrued at a rate equal to 110% of the applicable federal rate as defined in section 1274(d) of the Code determined as of the date of purchase of the Certificate over

                  (2)      the amount actually included in the holder's income.]

[Tax Treatment For Certain Purposes]

         As described more fully under "Material Federal Income Tax Consequences-- Taxation of the REMIC and Its Holders" in the prospectus, the REMIC Regular Interest Components of the Regular Certificates will represent "real estate assets" under Section 856(c)(5)(B) of the Code and qualifying assets under Section 7701(a)(19)(C) of the Code in the same proportion or greater that the assets of the issuing entity will be so treated, and income on the REMIC Regular Interest Components of the Regular Certificates will represent "interest on obligations secured by mortgages on real property or on interests in real property" under Section 856(c) (3) (B) of the Code in the same proportion or greater that the income on the assets of the issuing entity will be so treated. The Net Rate Carryover Component of the Regular Certificates will not qualify as assets described in Section 7701(a)(19)(C) of the Code or as real estate assets under Section 856(c)(5)(B) of the Code. The REMIC Regular Interest Component of the Regular Certificates (but not the Net Rate Carryover Component) will represent qualifying assets under Section 860G(a)(3) of the Code if acquired by a REMIC within the presecribed time periods of the Code. Because of the Net Rate Carryover Components, however, holders of the Regular Certificates are encouraged to consult with their tax advisors before resecuritizing those Certificates in a REMIC.]

[Integration]

         Under certain specific conditions, debt instruments and interests in notional principal contracts may be integrated, for federal income tax purposes, into a single "synthetic" debt instrument. Regular Certificateholders are encouraged to consult their tax advisors concerning the possibility and consequences of integrating their interests in the REMIC Regular Interest Components and their positions with respect to Net Rate Carryover.]

[The Carryover Reserve Fund]

         The Class CF and Class CV certificateholders will be taxable on the earnings of the Carryover Reserve Fund whether those earnings are distributed directly to the Class CF and Class CV certificateholders or paid to the Regular Certificateholders and taxable to those certificateholders as part of Net Rate Carryover.]

[Residual Certificates]

         The holders of the Residual Certificates must include the taxable income of each underlying REMIC (if any) and the Master REMIC in their federal taxable income. The resulting tax liability of the holders may exceed cash distributions to them during certain periods. All or a portion of the taxable income from a Residual Certificate recognized by a holder may be treated as "excess inclusion" income, which with limited exceptions, cannot be reduced by deductions (including net operating losses) and in all cases, is subject to U.S. federal income tax.

         In computing alternative minimum taxable income, the special rule providing that taxable income cannot be less than the sum of the taxpayer's excess inclusions for the year does not apply. However, a taxpayer's alternative minimum taxable income cannot be less than the sum of the taxpayer's excess inclusions for the year. In addition, the amount of any alternative minimum tax net operating loss is determined without regard to any excess inclusions.

         Purchasers of a Residual Certificate (that is, one of the Class A-R Certificates) are encouraged to consider carefully the tax consequences of an investment in Residual Certificates discussed in the prospectus and consult their tax advisors with respect to those consequences. See "Material Federal Income Tax Consequences -- Taxation of Holders of Residual Interest Securities" in the prospectus. In particular, prospective holders of Residual Certificates are encouraged to consult their tax advisors regarding whether a Residual Certificate will be treated as a "noneconomic" residual interest, as a "tax avoidance potential" residual interest, or as both. Among other things, holders of Noneconomic Residual Certificates should be aware of REMIC regulations that govern the treatment of "inducement fees" and that may affect their ability to transfer their Residual Certificates. See "Material Federal Income Tax Consequences -- Taxation of Holders of Residual Interest Securities -- Restrictions on Ownership and Transfer of Residual Interest Securities -- Treatment of Inducement Fees," and "Material Federal Income Tax Consequences -- Tax Treatment of Foreign Investors" in the prospectus.

         Additionally, for information regarding Prohibited Transactions and Treatment of Realized Losses, see "Material Federal Income Tax Consequences -- Taxation of the REMIC" in the prospectus.

         As a result of the Economic Growth and Tax Relief Reconciliation Act of 2001 (the "2001 Act"), limitations imposed by section 68 of the Code on claiming itemized deductions will be phased-out commencing in 2006, which will affect individuals holding Residual Certificates. In addition, as a result of the Jobs and Growth Tax Reconciliation Act of 2003 (the "2003 Act"), the backup withholding rate has been reduced to 28%. Unless they are amended, all provisions of the 2001 Act and the 2003 Act will no longer apply for taxable years beginning on or after December 31, 2010. See "Material Federal Income Tax Consequences" in the prospectus. Investors are encouraged to consult their tax advisors with respect to both statutes.]

                                  OTHER TAXES

         No representations are made regarding the tax consequences of the purchase, ownership or disposition of the Certificates under any state, local or foreign tax law.

         All investors are encouraged to consult their tax advisors regarding the federal, state, local or foreign tax consequences of purchasing, owning or disposing of the Certificates.

                             ERISA CONSIDERATIONS

         Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), prohibits "parties in interest" with respect to an employee benefit plan or other arrangement subject to ERISA from engaging in certain transactions involving the plan and its assets unless a statutory, regulatory or administrative exemption applies to the transaction. Section 4975 of the Code imposes certain excise taxes on prohibited transactions involving "disqualified persons" and employee benefit plans or other arrangements (including, but not limited to, individual retirement accounts) described under that section (collectively with employee benefit plans subject to ERISA, "Plans"); ERISA authorizes the imposition of civil penalties for prohibited transactions involving Plans not covered under Section 4975 of the Code. Any Plan fiduciary which proposes to cause a Plan to acquire the Offered Certificates (directly or indirectly through investment by an entity or account holding assets of the Plan) are encouraged to consult with its counsel with respect to the potential consequences under ERISA and the Code of the Plan's acquisition and ownership of Offered Certificates. See "ERISA Considerations" in the prospectus.

         Certain employee benefit plans, including governmental plans and certain church plans, are not subject to ERISA's requirements. Accordingly, assets of these plans may be invested in the Offered Certificates without regard to the ERISA considerations described in this prospectus supplement and in the prospectus, subject to the provisions of other applicable federal and state law. Any plan of this type which is qualified and exempt from taxation under Sections 401(a) and 501(a) of the Code may be subject to the prohibited transaction rules set forth in Section 503 of the Code.

         Investments by Plans or with assets of Plans that are subject to ERISA must satisfy ERISA's general fiduciary requirements, including the requirement of investment prudence and diversification and the requirement that a Plan's investments be made in accordance with the documents governing the Plan. A fiduciary which decides to invest the assets of a Plan in the Offered Certificates should consider, among other factors, the extreme sensitivity of the investments to the rate of principal payments (including prepayments) on the Mortgage Loans. It is anticipated that the Certificates will constitute "equity interests" for the purpose of the Plan Assets Regulation.

         The U.S. Department of Labor has granted to each of the underwriters substantially identical administrative exemptions (collectively, the "Exemption") from certain of the prohibited transaction rules of ERISA and the related excise tax provisions of Section 4975 of the Code with respect to the initial purchase, the holding and the subsequent resale by Plans of securities, including certificates, issued by entities that hold investment pools consisting of certain receivables, loans and other obligations and the servicing, operation and management of these entities, provided that the conditions and requirements of the Exemption, including the requirement that an investing Plan be an "accredited investor" as defined in Rule 501(a)(1) of Regulation D under the Securities Act of 1933, as amended, are met. The Exemption extends exemptive relief to certificates, including subordinate certificates, rated in the four highest generic rating categories in certain designated transactions when the conditions of the Exemptions are met.

         The Exemption provides exemptive relief to certain mortgage-backed and asset-backed securities transactions using a pre-funding account. Mortgage loans or other secured receivables supporting payments to certificateholders, and having a value equal to no more than twenty-five percent (25%) of the total principal amount of the certificates being offered by the entity, may be transferred to the entity within a 90-day or three-month period following the closing date, instead of being required to be either identified or transferred on or before the closing date. The relief is available when the pre-funding arrangements satisfy certain conditions.

         For a general description of the Exemption and the conditions that must be met for the Exemption to apply, see "ERISA Considerations" in the prospectus.

         [It is expected that the Exemption will apply to the acquisition and holding of the Offered Certificates (other than the Class A-R Certificates) by Plans and that all conditions of the Exemption other than those within the control of the investors will be met. In addition, as of the date hereof, there is no single mortgagor that is the obligor on five percent (5%) of the Mortgage Loans included in the issuing entity by aggregate unamortized principal balance of the assets of the issuing entity.]

         The rating of a Certificate may change. If a class of Certificates no longer has a rating of at least BBB- or its equivalent from at least one Rating Agency, Certificates of that class will no longer be eligible for relief under the Exemption (although a Plan that had purchased the security when it had a permitted rating would not be required by the Exemption to dispose of it). An Offered Certificate that satisfies the requirements of the Exemption other than the rating requirement may be eligible for purchase by an insurance company general account that includes plan assets in reliance on Sections I and III of Prohibited Transaction Class Exemption 95-60.

         [The Class A-R Certificates do not meet the requirements of the Exemption or any comparable individual administrative exemption granted to any underwriter. Consequently, the Class A-R Certificates may be transferred only if the Trustee receives:

     o a representation from the transferee of the Certificate, acceptable to and in form and substance satisfactory to the Trustee, that the transferee is not a Plan, or a person acting on behalf of a Plan or using a Plan's assets to effect the transfer; or

     o an opinion of counsel satisfactory to the Trustee that the purchase and holding of the Certificate by a Plan, or a person acting on behalf of a Plan or using a Plan's assets, will not result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trustee or the Master Servicer to any obligation in addition to those undertaken in the Pooling and Servicing Agreement.

         If the representation is not true, or any attempt to transfer to a Plan or a person acting on behalf of a Plan or using the Plan's assets is initiated without the required opinion of counsel, the attempted transfer or acquisition shall be void.]

         Prospective Plan investors are encouraged to consult with their legal advisors concerning the impact of ERISA and the Code, the effect of the Plan Assets Regulation, the applicability of the Exemption, and the potential consequences in their specific circumstances, prior to making an investment in the Offered Certificates. Moreover, each Plan fiduciary should determine whether under the general fiduciary standards of investment prudence and diversification, an investment in the Offered Certificates is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.

         The sale of the Offered Certificates to a Plan is in no respect a representation by the issuing entity or any underwriter of the Certificates that this investment meets all relevant legal requirements with respect to investments by Plans generally or any particular Plan, or that this investment is appropriate for Plans generally or any particular Plan.

                            METHOD OF DISTRIBUTION

         Subject to the terms and conditions set forth in the Underwriting Agreement among the Depositor, [ ], [ ] and [ ] (collectively, the "Underwriters"), the Depositor has agreed to sell the Offered Certificates [(other than the Class A-R Certificates)] (the "Underwritten Certificates") to the Underwriters, and each Underwriter has severally agreed to purchase from the Depositor the initial Certificate Principal Balance of each class of Underwritten Certificates set forth under its name below.

Class                 [         ]            [         ]            [         ]
-----                ----------------    -------------------     --------------

[Class AF-1A].......
[Class AF-1B].......
[Class AF-2]........
[Class AF-3]........
[Class AF-4]........
[Class AF-5A].......
[Class AF-5B].......
[Class AF-6]........
[Class MF-1]........
[Class MF-2]........
[Class MF-3]........
[Class MF-4]........
[Class MF-5]........
[Class MF-6]........
[Class MF-7]........
[Class MF-8]........
[Class BF]..........
[Class 2-AV-1]......

Class                 [         ]            [         ]            [         ]
-----                ----------------    -------------------     --------------

[Class 2-AV-2]......
[Class 3-AV-1]......
[Class 3-AV-2]......
[Class 3-AV-3]......
[Class 3-AV-4]......
[Class MV-1]........
[Class MV-2]........
[Class MV-3]........
[Class MV-4]........
[Class MV-5]........
[Class MV-6]........
[Class MV-7]........
[Class MV-8]........
[Class BV]..........
                     ----------------    -------------------     --------------


         Total......

         [The Depositor has been advised by each Underwriter that it proposes initially to offer the Underwritten Certificates to certain dealers at the prices set forth on the cover page less a selling concession not to exceed the percentage of the Certificate denomination set forth below, and that each Underwriter may allow, and the dealers may reallow, a reallowance discount not to exceed the percentage of the Certificate denomination set forth below:]

                                                  Selling            Reallowance
Class                                            Concession           Discount
-----                                       ------------------    --------------
[Class AF-1A].............................
[Class AF-1B].............................
[Class AF-2]..............................
[Class AF-3]..............................
[Class AF-4]..............................
[Class AF-5A].............................
[Class AF-5B].............................
[Class AF-6]..............................
[Class MF-1]..............................
[Class MF-2]..............................
[Class MF-3]..............................
[Class MF-4]..............................
[Class MF-5]..............................
[Class MF-6]..............................
[Class MF-7]..............................
[Class MF-8]..............................
[Class BF]................................
[Class 2-AV-1]............................
[Class 2-AV-2]............................
[Class 3-AV-1]............................
[Class 3-AV-2]............................
[Class 3-AV-3]............................
[Class 3-AV-4]............................
[Class MV-1]..............................
[Class MV-2]..............................
[Class MV-3]..............................
[Class MV-4]..............................
[Class MV-5]..............................
[Class MV-6]..............................

[Class MV-7]..............................
[Class MV-8].............................]
[Class BV]................................

         [After the initial public offering, the public offering prices, the concessions and the discounts may be changed.]

         The Depositor has been advised by each Underwriter that it intends to make a market in the Underwritten Certificates purchased by it, but no Underwriter has any obligation to do so. We cannot assure you that a secondary market for the Underwritten Certificates (or any particular class thereof) will develop or, if it does develop, that it will continue or that this market will provide sufficient liquidity to certificateholders.

         Until the distribution of the Underwritten Certificates is completed, the rules of the SEC may limit the ability of the Underwriters and certain selling group members to bid for and purchase the Underwritten Certificates. As an exception to these rules, the Underwriters are permitted to engage in certain transactions that stabilize the price of the Underwritten Certificates. The transactions consist of bids or purchases for the purpose of pegging, fixing or maintaining the price of the Underwritten Certificates.

         In general, purchases of a security for the purpose of stabilization or to reduce a short position could cause the price of the security to be higher than it might be in the absence of the purchases.

         Neither the Depositor nor any of the Underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the prices of the Underwritten Certificates. In addition, neither the Depositor nor any of the Underwriters makes any representation that the Underwriters will engage in these transactions or that the transactions, once commenced, will not be discontinued without notice.

         The Depositor has agreed to indemnify the Underwriters against, or make contributions to the Underwriters with respect to, certain liabilities, including liabilities under the Securities Act of 1933, as amended (the "Securities Act").

         [The Class A-R Certificates will not be purchased by the Underwriters but will be transferred to Countrywide Home Loans on the Closing Date as partial consideration for the sale of the Mortgage Loans to the Depositor. The Class A-R Certificates may be offered by Countrywide Home Loans (or an affiliate) or the Depositor from time to time directly or through underwriters or agents (either of which may include Countrywide Securities Corporation) in one or more negotiated transactions, or otherwise, at varying prices to be determined at the time of sale, in one or more separate transactions at prices to be negotiated at the time of each sale. Any underwriters or agents that participate in the distribution of the Class A-R Certificates may be deemed to be "underwriters" within the meaning of the Securities Act and any profit on the sale of the certificates by them and any discounts, commissions, concessions or other compensation received by any of them may be deemed to be underwriting discounts and commissions under the Securities Act.]

                                USE OF PROCEEDS

         It is expected that the proceeds to the Depositor from the sale of the Underwritten Certificates will be approximately $[ ], before deducting issuance expenses payable by the Depositor, estimated to be approximately $[ ]. The Depositor will apply the net proceeds of the sale of the Offered Certificates against the purchase price of the Initial Mortgage Loans on the Closing Date and to deposit the Pre-Funded Amount, if any, in the Pre-Funding Account.

                                 LEGAL MATTERS

         The validity of the Certificates, including certain federal income tax consequences with respect thereto, will be passed upon for the Depositor by [Sidley Austin LLP, New York, New York / Thacher Proffitt & Wood LLP, New York, New York]. Certain legal matters will be passed upon for the Underwriters by [ ].

                                   [EXPERTS]

         [The consolidated financial statements of [ ] and subsidiaries as of [December 31, 2004 and 2003, and for each of the years in the three-year period ended December 31, 2004], are incorporated by reference in this prospectus supplement and in the registration statement in reliance upon the report of [ ], independent registered public accounting firm, incorporated by reference in this prospectus supplement, and in the registration statement upon the authority of that firm as experts in accounting and auditing. ]

                                    RATINGS

         It is a condition of the issuance of the Offered Certificates that each class of Offered Certificates set forth below be assigned the ratings at least as high as those designated below by [Moody's Investors Service, Inc. ("Moody's")] and [Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.("S&P") and together with Moody's, the "Rating Agencies")].

                 Moody's     S&P                             Moody's     S&P
   Class         Rating      Rating            Class         Rating      Rating
----------     ----------   --------          -----------   ---------   -------
   [AF-1A]                                     [BF]
   [AF-1B]                                     [2-AV-1]
   [AF-2]                                      [2-AV-2]
   [AF-3]                                      [3-AV-1]
   [AF-4]                                      [3-AV-2]
   [AF-5A]                                     [3-AV-3]
   [AF-5B]                                     [3-AV-4]
   [AF-6]                                      [MV-1]
   [A-R]                                       [MV-2]
   [MF-1]                                      [MV-3]
   [MF-2]                                      [MV-4]
   [MF-3]                                      [MV-5]
   [MF-4]                                      [MV-6]
   [MF-5]                                      [MV-7]
   [MF-6]                                      [MV-8]
   [MF-7]                                      [BV]
   [MF-8]

         The ratings assigned to the [Class A-R] Certificates only address the return of its Certificate Principal Balance. [The ratings assigned to the [Class AF-5B] Certificates are without regard to the [Class AF-5B] Policy.] The Depositor has requested that each Rating Agency maintain ongoing surveillance of the ratings assigned to the Offered Certificates in accordance with the Rating Agency's policy, but we cannot assure you that a Rating Agency will continue its surveillance of the ratings assigned to the Offered Certificates.

         The security ratings assigned to the Offered Certificates should be evaluated independently from similar ratings on other types of securities. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the Rating Agencies. The ratings on the Offered Certificates do not, however, constitute statements regarding the likelihood or frequency of prepayments on the Mortgage Loans, the payment of the Net Rate Carryover or the anticipated yields in light of prepayments.

         The Depositor has not requested a rating of any Offered Certificates by any rating agency other than [Moody's and S&P]. However, we cannot assure you as to whether any other rating agency will rate the Offered Certificates or, if it does, what ratings would be assigned by another rating agency. The ratings assigned by another rating agency to the Offered Certificates could be lower than the respective ratings assigned by the Rating Agencies.

                INDEX OF DEFINED TERMS

[Adjustable Rate Subordinate] Corridor Contract..S-82
[Class 2-AV] Corridor Contract...................S-81
[Class 2-AV] Principal Distribution Amount.......S-59
[Class 2-AV] Principal Distribution Target
    Amount.......................................S-59
[Class 3-AV] Corridor Contract...................S-82
[Class 3-AV] Principal Distribution Amount.......S-60
[Class 3-AV] Principal Distribution Target
    Amount.......................................S-60
[Class 3-AV-1] Acceleration Amount...............S-60
[Class 3-AV-1] Acceleration Event................S-60
[Class 3-AV-1] Target Balance....................S-60
[Class AF] Principal Distribution Amount.........S-59
[Class AF-1A] Corridor Contract..................S-81
[Class AF-5B] Available Funds....................S-92
[Class AF-5B] Insurer............................S-89
[Class AF-5B] Policy Premium Rate................S-53
[Class AF-5B] Premium............................S-53
[Class AF-5B] Reimbursement Amount...............S-53
[Class AV] Principal Distribution Allocation
    Amount.......................................S-59
[Class AV] Principal Distribution Target Amount..S-59
2001 Act........................................S-120
2003 Act........................................S-120
Accrual Period...................................S-53
Adjustable Rate Certificates.....................S-50
Adjustable Rate Cumulative Loss Trigger Event....S-57
Adjustable Rate Delinquency Trigger Event........S-57
Adjustable Rate Loan Group Excess Cashflow.......S-80
Adjustable Rate Mortgage Loans...................S-30
Adjustable Rate OC Floor.........................S-57
Adjustable Rate Overcollateralization
    Deficiency Amount............................S-57
Adjustable Rate Overcollateralization Target
    Amount.......................................S-58
Adjustable Rate Overcollateralized Amount........S-58
Adjustable Rate Prepayment Vector...............S-105
Adjustable Rate Senior Enhancement Percentage....S-58
Adjustable Rate Stepdown Date....................S-58
Adjustable Rate Subordinate Certificates.........S-50
Adjustable Rate Subordinate Class Principal
    Distribution Amount..........................S-58
Adjustable Rate Trigger Event....................S-59
Adjusted Net Mortgage Rate.......................S-51
Adjustment Date..................................S-31
Advance..........................................S-48
Applied Realized Loss Amount.....................S-89
ARPV............................................S-105
Bankruptcy Rate..................................S-47
beneficial owner.................................S-51
Book-Entry Certificates..........................S-51
Business Day.....................................S-51
Carryover Reserve Fund...........................S-88
Ceiling Rate.....................................S-83
Certificate Account..............................S-65
Certificate Owners...............................S-51
Certificate Principal Balance....................S-52
Certificates.....................................S-49
Class 2-AV Certificates..........................S-50
Class 3-AV Certificates..........................S-50
Class AF Certificates............................S-49
Class AF-1 Certificates..........................S-49
Class AF-5 Certificates..........................S-49
Class AF-5B Policy...............................S-89
Class AV Certificates............................S-50
Code.....................................S-117, S-119
Collateral Value.................................S-32
Compensating Interest............................S-48
Corridor Contract................................S-81
Corridor Contract Administration Agreement.......S-82
Corridor Contract Administrator..................S-82
Corridor Contract Counterparty...................S-81
Corridor Contract Termination Date...............S-87
Corridor Contracts...............................S-81
Co-Trustee.......................................S-33
Countrywide Financial............................S-43
Countrywide Home Loans.....................S-30, S-44
Countrywide Servicing............................S-42
CPR.............................................S-105
Credit Bureau Risk Score.........................S-42
Credit Comeback Excess Account.............S-32, S-88
Credit Comeback Excess Amount....................S-32
Credit Comeback Excess Cashflow..................S-79
credit comeback loans............................S-32
Current Interest.................................S-53
Cut-off Date.....................................S-33
debt-to-income ratio.............................S-39
Deficiency Amount................................S-91
Definitive Certificate...........................S-51
Delay Delivery Mortgage Loans...................S-101
Deleted Mortgage Loan............................S-35
Depositor........................................S-30
Detailed Description.............................S-30
Determination Date...............................S-33
disqualified persons............................S-120
Distribution Account.............................S-67
Distribution Account Deposit Date................S-67
Distribution Date..........................S-52, S-92

DTC..............................................S-51
Due Dates........................................S-47
Due for Payment..................................S-92
Due Period.......................................S-52
ERISA...........................................S-120
Euroclear........................................S-51
Excess Corridor Contract Payment.................S-82
Excess Proceeds..................................S-52
Exemption.......................................S-121
Expense Fee Rate.................................S-53
Extra Principal Distribution Amount..............S-60
Final Recovery Determination.....................S-52
Five-Year Hybrid Mortgage Loans..................S-32
Fixed 30-Year Interest-Only Loan.................S-32
Fixed Rate Certificates..........................S-50
Fixed Rate Credit Comeback Loans.................S-32
Fixed Rate Cumulative Loss Trigger Event.........S-61
Fixed Rate Delinquency Trigger Event.............S-61
Fixed Rate Loan Group Excess Cashflow............S-79
Fixed Rate Mortgage Loans........................S-30
Fixed Rate OC Floor..............................S-61
Fixed Rate Overcollateralization Deficiency
    Amount.......................................S-61
Fixed Rate Overcollateralization Target Amount...S-61
Fixed Rate Overcollateralized Amount.............S-61
Fixed Rate Prepayment Vector....................S-105
Fixed Rate Senior Enhancement Percentage.........S-62
Fixed Rate Stepdown Date.........................S-62
Fixed Rate Subordinate Certificates..............S-50
Fixed Rate Subordinate Class Principal
    Distribution Amount..........................S-62
Fixed Rate Trigger Event.........................S-62
Foreclosure Rate.................................S-46
FRPV............................................S-105
Full Doc Program.................................S-39
Funding Period...................................S-36
Global Securities...................................1
Gross Margin.....................................S-31
Group [2] Sequential Trigger Event...............S-62
Hybrid Mortgage Loans............................S-32
Initial Cut-off Date.............................S-30
Initial Cut-off Date Pool Principal Balance......S-30
Initial Cut-off Date Principal Balance...........S-30
Initial Mortgage Loans...........................S-30
Initial Mortgage Pool............................S-30
Initial Periodic Rate Cap........................S-31
Insurance Proceeds.........................S-52, S-53
Insured Amounts..................................S-92
Insured Payments.................................S-92
Interest Carry Forward Amount....................S-53
Interest Determination Date......................S-54
Interest Funds...................................S-54
Interest Remittance Amount.......................S-54
issuing entity...................................S-49
Last Scheduled Distribution Date................S-104
Late Payment Rate................................S-92
LIBOR Business Day...............................S-56
Liquidation Proceeds.............................S-53
Loan Group.......................................S-30
Loan Group [1]...................................S-30
Loan Group [2]...................................S-30
Loan Group [3]...................................S-30
Loan-to-Value Ratio..............................S-32
Master REMIC....................................S-117
Master Servicer..................................S-42
Master Servicer Advance Date.....................S-48
Maximum Mortgage Rate............................S-32
Minimum Mortgage Rate............................S-36
Modeling Assumptions............................S-105
Moody's....................................S-4, S-126
Mortgage Index...................................S-31
Mortgage Loans...................................S-34
Mortgage Notes...................................S-30
Mortgage Rate....................................S-31
Mortgaged Properties.............................S-30
NAS Principal Distribution Amount................S-63
Net Corridor Contract Payment....................S-82
Net Mortgage Rate................................S-48
net rate cap.....................................S-24
Net Rate Cap.....................................S-54
Net Rate Carryover...............................S-55
Net Rate Carryover Component....................S-117
NIM Insurer................................S-1, S-101
NIM Insurer Default..............................S-28
Nonpayment.......................................S-92
Notional Balance.................................S-83
Offered Certificates.............................S-50
OID.............................................S-117
One-Month LIBOR..................................S-87
Optional Termination Date........................S-97
Order............................................S-91
Participants.....................................S-51
parties in interest.............................S-120
Pass-Through Margin..............................S-55
Pass-Through Rate..........................S-55, S-56
Percentage Interest..............................S-53
Plans...........................................S-120
Pooling and Servicing Agreement..................S-33
Preference Amount................................S-92
Pre-Funded Amount................................S-36
Pre-Funding Account..............................S-36
Prepayment Interest Excess.......................S-47
Prepayment Interest Shortfall....................S-48
Prepayment Models...............................S-105
Prepayment Period................................S-33
Principal Distribution Amount....................S-64
Principal Remittance Amount......................S-64
Purchase Price...................................S-35
Rating Agencies.................................S-126
Realized Loss....................................S-64
Record Date......................................S-53

Reference Bank Rate..............................S-56
Reference Banks..................................S-56
Regular Certificateholders......................S-117
Regular Certificates............................S-117
Reimbursement Amount.............................S-92
related subordinate classes......................S-21
REMIC Regular Interest Component................S-117
REO Property.....................................S-48
Replacement Mortgage Loan........................S-35
Required Carryover Reserve Fund Deposit..........S-88
Residual Certificates.....................S-78, S-117
Rolling Sixty-Day Delinquency Rate...............S-64
S&P........................................S-4, S-126
Scheduled Payments...............................S-30
Securities Act..................................S-124
Seller...........................................S-30
Seller Shortfall Interest Requirement............S-56
Senior Certificates..............................S-50
Servicing Advances...............................S-66
Servicing Fee....................................S-47
Servicing Fee Rate...............................S-47
significance estimate............................S-87
significance percentage..........................S-87
Sixty-Day Delinquency Rate.......................S-64
Stated Income Program............................S-39
Stated Principal Balance.........................S-33
Statistical Calculation Date.....................S-30
Statistical Calculation Date Pool Principal
    Balance......................................S-30
Statistical Calculation Pool.....................S-30
Statistical Calculation Pool Mortgage Loans......S-30
Strike Rate......................................S-83
Subordinate Certificates.........................S-50
subordination....................................S-21
Subsequent Cut-off Date..........................S-36
Subsequent Mortgage Loans........................S-36
Subsequent Periodic Rate Cap.....................S-31
Subsequent Recoveries............................S-53
Subsequent Transfer Date.........................S-37
Tax Counsel.....................................S-117
Three-Year Hybrid Mortgage Loans.................S-32
Trigger Event....................................S-65
Trust............................................S-49
Trust Fund.......................................S-49
Trustee..........................................S-33
Trustee Fee......................................S-69
Trustee Fee Rate.................................S-57
Trustee's Mortgage File..........................S-33
Two-Year Hybrid Mortgage Loans...................S-32
U.S. Person.........................................4
underlying REMIC................................S-117
underlying REMIC Regular Interests..............S-117
Underwriters....................................S-122
Underwritten Certificates.......................S-122
Unpaid Realized Loss Amount......................S-65

                                                                       ANNEX A


                      [THE STATISTICAL CALCULATION POOL]

         The following information sets forth in tabular format certain information, as of the [Statistical Calculation Date], about the Mortgage Loans included in the [Statistical Calculation Pool] in respect of Loan Group [1], Loan Group [2] and Loan Group [3] and Loan Group [2] and Loan Group [3] as a whole. Other than with respect to rates of interest, percentages are approximate and are stated by that portion of the [Statistical Calculation Date] Pool Principal Balance representing Loan Group [1], Loan Group [2], Loan Group [3] or the aggregate of Loan Group [2] and Loan Group [3]. The sum of the columns below may not equal the total indicated due to rounding. In addition, each weighted average Credit Bureau Risk Score set forth below has been calculated without regard to any Mortgage Loan for which the Credit Bureau Risk Score is unknown.

         [Below is an illustrative group of tables that would be provided for each of the groups of Mortgage Loans specified in the paragraph above]


                                                      GROUP [ ] MORTGAGE LOANS

                                       MORTGAGE LOAN PROGRAMS FOR THE GROUP [ ] MORTGAGE LOANS
                                                [IN THE STATISTICAL CALCULATION POOL]

                                                                                                             Weighted
                                                        Percent of                  Weighted    Weighted     Average     Weighted
                             Number      Aggregate      Aggregate      Average      Average     Average      Credit      Average
                             of          Principal      Principal      Current      Gross       Remaining    Bureau      Loan-to-
                             Mortgage    Balance        Balance        Principal    Mortgage    Term         Risk        Value
Loan Program                 Loans       Outstanding    Outstanding    Balance      Rate        (months)     Score       Ratio
---------------------------  ---------   ------------   ------------   ----------   ---------   ----------   ---------   --------


                             --------    -----------    -----------
      Total................
                             ========    ===========    ===========




                                  ORIGINAL TERM TO STATED MATURITY FOR THE GROUP [ ] MORTGAGE LOANS
                                                [IN THE STATISTICAL CALCULATION POOL]

                                                                                                             Weighted
                                                        Percent of                  Weighted    Weighted     Average     Weighted
                             Number      Aggregate      Aggregate      Average      Average     Average      Credit      Average
                             of          Principal      Principal      Current      Gross       Remaining    Bureau      Loan-to-
                             Mortgage    Balance        Balance        Principal    Mortgage    Term         Risk        Value
Original Term (months)       Loans       Outstanding    Outstanding    Balance      Rate        (months)     Score       Ratio
---------------------------  ---------   ------------   ------------   ----------   ---------   ----------   ---------   --------


                             --------    -----------    -----------
      Total................
                             ========    ===========    ===========


                                                                A-1



                                  MORTGAGE LOAN PRINCIPAL BALANCES FOR THE GROUP [ ] MORTGAGE LOANS
                                                [IN THE STATISTICAL CALCULATION POOL]

                                                                                                             Weighted
                                                        Percent of                  Weighted    Weighted     Average     Weighted
                             Number      Aggregate      Aggregate      Average      Average     Average      Credit      Average
                             of          Principal      Principal      Current      Gross       Remaining    Bureau      Loan-to-
Range of Mortgage Loan       Mortgage    Balance        Balance        Principal    Mortgage    Term         Risk        Value
Principal Balances           Loans       Outstanding    Outstanding    Balance      Rate        (months)     Score       Ratio
---------------------------  ---------   ------------   ------------   ----------   ---------   ----------   ---------   --------


                             --------    -----------    -----------
      Total................
                             ========    ===========    ===========



                                       CURRENT MORTGAGE RATES FOR THE GROUP [ ] MORTGAGE LOANS
                                                [IN THE STATISTICAL CALCULATION POOL]

                                                                                                             Weighted
                                                        Percent of                  Weighted    Weighted     Average     Weighted
                             Number      Aggregate      Aggregate      Average      Average     Average      Credit      Average
                             of          Principal      Principal      Current      Gross       Remaining    Bureau      Loan-to-
Range of Current             Mortgage    Balance        Balance        Principal    Mortgage    Term         Risk        Value
Mortgage Rates (%)           Loans       Outstanding    Outstanding    Balance      Rate        (months)     Score       Ratio
---------------------------  ---------   ------------   ------------   ----------   ---------   ----------   ---------   --------


                             --------    -----------    -----------
      Total................
                             ========    ===========    ===========


                                                                A-2


                                 REMAINING TERMS TO STATED MATURITY FOR THE GROUP [ ] MORTGAGE LOANS
                                                [IN THE STATISTICAL CALCULATION POOL]

                                                                                                             Weighted
                                                        Percent of                  Weighted    Weighted     Average     Weighted
                             Number      Aggregate      Aggregate      Average      Average     Average      Credit      Average
                             of          Principal      Principal      Current      Gross       Remaining    Bureau      Loan-to-
Range of Remaining           Mortgage    Balance        Balance        Principal    Mortgage    Term         Risk        Value
Terms (months)               Loans       Outstanding    Outstanding    Balance      Rate        (months)     Score       Ratio
---------------------------  ---------   ------------   ------------   ----------   ---------   ----------   ---------   --------


                             --------    -----------    -----------
      Total................
                             ========    ===========    ===========



                                        LOAN-TO-VALUE RATIOS FOR THE GROUP [ ] MORTGAGE LOANS
                                                [IN THE STATISTICAL CALCULATION POOL]

                                                                                                             Weighted
                                                        Percent of                  Weighted    Weighted     Average     Weighted
                             Number      Aggregate      Aggregate      Average      Average     Average      Credit      Average
                             of          Principal      Principal      Current      Gross       Remaining    Bureau      Loan-to-
Range of Loan-to-Value      Mortgage    Balance        Balance        Principal    Mortgage    Term         Risk        Value
Ratios (%)                   Loans       Outstanding    Outstanding    Balance      Rate        (months)     Score       Ratio
---------------------------  ---------   ------------   ------------   ----------   ---------   ----------   ---------   --------


                             --------    -----------    -----------
      Total................
                             ========    ===========    ===========

------------
(1) Based on information provided by the Mortgagors, as of their respective dates of origination, approximately [ ]% of the Group [ ] Mortgage Loans [in the Statistical Calculation Pool], by principal balance of the Group [ ]
Mortgage Loans [in the Statistical Calculation Pool], were secured by
Mortgaged Properties that also secured one or more junior mortgage loans.



                                      [INTEREST ONLY PERIODS FOR THE GROUP [ ] MORTGAGE LOANS]
                                                [IN THE STATISTICAL CALCULATION POOL]

                                                                                                             Weighted
                                                        Percent of                  Weighted    Weighted     Average     Weighted
                             Number      Aggregate      Aggregate      Average      Average     Average      Credit      Average
                             of          Principal      Principal      Current      Gross       Remaining    Bureau      Loan-to-
Interest Only                Mortgage    Balance        Balance        Principal    Mortgage    Term         Risk        Value
Period (months)              Loans       Outstanding    Outstanding    Balance      Rate        (months)     Score       Ratio
---------------------------  ---------   ------------   ------------   ----------   ---------   ----------   ---------   --------


                             --------    -----------    -----------
      Total................
                             ========    ===========    ===========


                                                                A-3


                              STATE DISTRIBUTION OF THE MORTGAGED PROPERTIES FOR THE GROUP [ ] MORTGAGE
                                            LOANS [IN THE STATISTICAL CALCULATION POOL]

                                                                                                             Weighted
                                                        Percent of                  Weighted    Weighted     Average     Weighted
                             Number      Aggregate      Aggregate      Average      Average     Average      Credit      Average
                             of          Principal      Principal      Current      Gross       Remaining    Bureau      Loan-to-
                             Mortgage    Balance        Balance        Principal    Mortgage    Term         Risk        Value
State                        Loans       Outstanding    Outstanding    Balance      Rate        (months)     Score       Ratio
---------------------------  ---------   ------------   ------------   ----------   ---------   ----------   ---------   --------


                             --------    -----------    -----------
      Total................
                             ========    ===========    ===========



                                    CREDIT BUREAU RISK SCORES(1) FOR THE GROUP [ ] MORTGAGE LOANS
                                                [IN THE STATISTICAL CALCULATION POOL]

                                                                                                             Weighted
                                                        Percent of                  Weighted    Weighted     Average     Weighted
                             Number      Aggregate      Aggregate      Average      Average     Average      Credit      Average
                             of          Principal      Principal      Current      Gross       Remaining    Bureau      Loan-to-
Range of Credit              Mortgage    Balance        Balance        Principal    Mortgage    Term         Risk        Value
Bureau Risk Scores           Loans       Outstanding    Outstanding    Balance      Rate        (months)     Score       Ratio
---------------------------  ---------   ------------   ------------   ----------   ---------   ----------   ---------   --------


                             --------    -----------    -----------
      Total................
                             ========    ===========    ===========

------------
(1) The Credit Bureau Risk Scores referenced in this table with respect to substantially all of the Group [ ] Mortgage Loans were obtained by the respective originators from one or more credit reporting agencies, and were determined at the time of origination.


                                                                A-4


                                     [PREPAYMENT CHARGE PERIOD FOR THE GROUP [ ] MORTGAGE LOANS]
                                                [IN THE STATISTICAL CALCULATION POOL]

                                                                                                             Weighted
                                                        Percent of                  Weighted    Weighted     Average     Weighted
                             Number      Aggregate      Aggregate      Average      Average     Average      Credit      Average
                             of          Principal      Principal      Current      Gross       Remaining    Bureau      Loan-to-
Prepayment Charge            Mortgage    Balance        Balance        Principal    Mortgage    Term         Risk        Value
Periods (months)             Loans       Outstanding    Outstanding    Balance      Rate        (months)     Score       Ratio
---------------------------  ---------   ------------   ------------   ----------   ---------   ----------   ---------   --------


                             --------    -----------    -----------
      Total................
                             ========    ===========    ===========



                                          [GROSS MARGINS FOR THE GROUP [ ] MORTGAGE LOANS]
                                              [IN THE STATISTICAL CALCULATION POOL](1)

                                                                                                             Weighted
                                                        Percent of                  Weighted    Weighted     Average     Weighted
                             Number      Aggregate      Aggregate      Average      Average     Average      Credit      Average
                             of          Principal      Principal      Current      Gross       Remaining    Bureau      Loan-to-
Range of Gross               Mortgage    Balance        Balance        Principal    Mortgage    Term         Risk        Value
Margins (%)                  Loans       Outstanding    Outstanding    Balance      Rate        (months)     Score       Ratio
---------------------------  ---------   ------------   ------------   ----------   ---------   ----------   ---------   --------


                             --------    -----------    -----------
      Total................
                             ========    ===========    ===========

------------
(1) The weighted average Gross Margin for the Group [ ] Mortgage Loans in the
Statistical Calculation Pool as of the Cut-off Date was approximately [ ]%.


                                                                A-5


                                       [NEXT ADJUSTMENT DATE FOR THE GROUP [ ] MORTGAGE LOANS]
                                              [IN THE STATISTICAL CALCULATION POOL](1)

                                                                                                             Weighted
                                                        Percent of                  Weighted    Weighted     Average     Weighted
                             Number      Aggregate      Aggregate      Average      Average     Average      Credit      Average
                             of          Principal      Principal      Current      Gross       Remaining    Bureau      Loan-to-
                             Mortgage    Balance        Balance        Principal    Mortgage    Term         Risk        Value
Next Adjustment Date         Loans       Outstanding    Outstanding    Balance      Rate        (months)     Score       Ratio
---------------------------  ---------   ------------   ------------   ----------   ---------   ----------   ---------   --------


                             --------    -----------    -----------
      Total................
                             ========    ===========    ===========

------------
(1) The weighted average Next Adjustment Date for the Group [ ] Mortgage Loans
in the Statistical Calculation Pool as of the Cut-off Date is [ ].



                                      [MAXIMUM MORTGAGE RATES FOR THE GROUP [ ] MORTGAGE LOANS]
                                              [IN THE STATISTICAL CALCULATION POOL](1)

                                                                                                             Weighted
                                                        Percent of                  Weighted    Weighted     Average     Weighted
                             Number      Aggregate      Aggregate      Average      Average     Average      Credit      Average
                             of          Principal      Principal      Current      Gross       Remaining    Bureau      Loan-to-
Range of Maximum             Mortgage    Balance        Balance        Principal    Mortgage    Term         Risk        Value
Mortgage Rates (%)           Loans       Outstanding    Outstanding    Balance      Rate        (months)     Score       Ratio
---------------------------  ---------   ------------   ------------   ----------   ---------   ----------   ---------   --------


                             --------    -----------    -----------
      Total................
                             ========    ===========    ===========

------------
(1) The weighted average Maximum Mortgage Rate for the Group [ ] Mortgage
Loans in the Statistical Calculation Pool as of the Cut-off Date was
approximately [ ]%.


                                                                A-6


                                    [INITIAL PERIODIC RATE CAP FOR THE GROUP [ ] MORTGAGE LOANS]
                                              [IN THE STATISTICAL CALCULATION POOL](1)

                                                                                                             Weighted
                                                        Percent of                  Weighted    Weighted     Average     Weighted
                             Number      Aggregate      Aggregate      Average      Average     Average      Credit      Average
                             of          Principal      Principal      Current      Gross       Remaining    Bureau      Loan-to-
Initial Periodic             Mortgage    Balance        Balance        Principal    Mortgage    Term         Risk        Value
Rate Cap (%)                 Loans       Outstanding    Outstanding    Balance      Rate        (months)     Score       Ratio
---------------------------  ---------   ------------   ------------   ----------   ---------   ----------   ---------   --------


                             --------    -----------    -----------
      Total................
                             ========    ===========    ===========

------------
(1) The weighted average Initial Periodic Rate Cap for the Group [ ] Mortgage
Loans in the Statistical Calculation Pool as of the Cut-off Date was
approximately [ ]%.



                                   [SUBSEQUENT PERIODIC RATE CAP FOR THE GROUP [ ] MORTGAGE LOANS]
                                              [IN THE STATISTICAL CALCULATION POOL](1)

                                                                                                             Weighted
                                                        Percent of                  Weighted    Weighted     Average     Weighted
                             Number      Aggregate      Aggregate      Average      Average     Average      Credit      Average
                             of          Principal      Principal      Current      Gross       Remaining    Bureau      Loan-to-
Subsequent Periodic          Mortgage    Balance        Balance        Principal    Mortgage    Term         Risk        Value
Rate Cap (%)                 Loans       Outstanding    Outstanding    Balance      Rate        (months)     Score       Ratio
---------------------------  ---------   ------------   ------------   ----------   ---------   ----------   ---------   --------


                             --------    -----------    -----------
      Total................
                             ========    ===========    ===========

------------
(1) The weighted average Subsequent Periodic Rate Cap for the Group [ ]
Mortgage Loans in the Statistical Calculation Pool as of the Cut-off Date was
approximately [ ]%.


                                                                A-7


                                      [MINIMUM MORTGAGE RATES FOR THE GROUP [ ] MORTGAGE LOANS]
                                              [IN THE STATISTICAL CALCULATION POOL](1)

                                                                                                             Weighted
                                                        Percent of                  Weighted    Weighted     Average     Weighted
                             Number      Aggregate      Aggregate      Average      Average     Average      Credit      Average
                             of          Principal      Principal      Current      Gross       Remaining    Bureau      Loan-to-
Range of Minimum             Mortgage    Balance        Balance        Principal    Mortgage    Term         Risk        Value
Mortgage Rates (%)           Loans       Outstanding    Outstanding    Balance      Rate        (months)     Score       Ratio
---------------------------  ---------   ------------   ------------   ----------   ---------   ----------   ---------   --------


                             --------    -----------    -----------
      Total................
                             ========    ===========    ===========

------------
(1) The weighted average Minimum Mortgage Rate for the Group [ ] Mortgage
Loans in the Statistical Calculation Pool as of the Cut-off Date was
approximately [ ]%.



                                   TYPES OF MORTGAGED PROPERTIES FOR THE GROUP [ ] MORTGAGE LOANS
                                                [IN THE STATISTICAL CALCULATION POOL]

                                                                                                             Weighted
                                                        Percent of                  Weighted    Weighted     Average     Weighted
                             Number      Aggregate      Aggregate      Average      Average     Average      Credit      Average
                             of          Principal      Principal      Current      Gross       Remaining    Bureau      Loan-to-
                             Mortgage    Balance        Balance        Principal    Mortgage    Term         Risk        Value
Property Type                Loans       Outstanding    Outstanding    Balance      Rate        (months)     Score       Ratio
---------------------------  ---------   ------------   ------------   ----------   ---------   ----------   ---------   --------


                             --------    -----------    -----------
      Total................
                             ========    ===========    ===========



                                          OCCUPANCY TYPES FOR THE GROUP [ ] MORTGAGE LOANS
                                               IN THE STATISTICAL CALCULATION POOL(1)

                                                                                                             Weighted
                                                        Percent of                  Weighted    Weighted     Average     Weighted
                             Number      Aggregate      Aggregate      Average      Average     Average      Credit      Average
                             of          Principal      Principal      Current      Gross       Remaining    Bureau      Loan-to-
                             Mortgage    Balance        Balance        Principal    Mortgage    Term         Risk        Value
Occupancy Type               Loans       Outstanding    Outstanding    Balance      Rate        (months)     Score       Ratio
---------------------------  ---------   ------------   ------------   ----------   ---------   ----------   ---------   --------
Owner Occupied
Investment Property
Second Home
                             --------    -----------    -----------
      Total................
                             ========    ===========    ===========

------------
(1) Based on representations by the Mortgagors at the time of origination of the related Mortgage Loans.


                                                                A-8


                                           LOAN PURPOSES FOR THE GROUP [ ] MORTGAGE LOANS
                                                [IN THE STATISTICAL CALCULATION POOL]

                                                                                                             Weighted
                                                        Percent of                  Weighted    Weighted     Average     Weighted
                             Number      Aggregate      Aggregate      Average      Average     Average      Credit      Average
                             of          Principal      Principal      Current      Gross       Remaining    Bureau      Loan-to-
                             Mortgage    Balance        Balance        Principal    Mortgage    Term         Risk        Value
Loan Purpose                 Loans       Outstanding    Outstanding    Balance      Rate        (months)     Score       Ratio
---------------------------  ---------   ------------   ------------   ----------   ---------   ----------   ---------   --------
Refinance-Cash Out
Purchase
Refinance-Rate/Term
                             --------    -----------    -----------
      Total................
                             ========    ===========    ===========



                                      CREDIT GRADE CATEGORIES FOR THE GROUP [ ] MORTGAGE LOANS
                                                [IN THE STATISTICAL CALCULATION POOL]

                                                                                                             Weighted
                                                        Percent of                  Weighted    Weighted     Average     Weighted
                             Number      Aggregate      Aggregate      Average      Average     Average      Credit      Average
                             of          Principal      Principal      Current      Gross       Remaining    Bureau      Loan-to-
                             Mortgage    Balance        Balance        Principal    Mortgage    Term         Risk        Value
Credit Grade Category        Loans       Outstanding    Outstanding    Balance      Rate        (months)     Score       Ratio
---------------------------  ---------   ------------   ------------   ----------   ---------   ----------   ---------   --------
A
A-
B
C
C-
D
                             --------    -----------    -----------
      Total................
                             ========    ===========    ===========


                             [RANGE OF MONTHS TO NEXT ADJUSTMENT DATE FOR THE GROUP [ ] MORTGAGE LOANS]
                                                [IN THE STATISTICAL CALCULATION POOL]

                    Weighted                                                                                  Weighted
                    Average                              Percent of                  Weighted    Weighted     Average     Weighted
                    Months      Number     Aggregate     Aggregate      Average      Average     Average      Credit      Average
Range of Months to  to Next     of         Principal     Principal      Current      Gross       Remaining    Bureau      Loan-to-
Next Adjustment     Adjustment  Mortgage   Balance       Balance        Principal    Mortgage    Term         Risk        Value
Date                Date        Loans      Outstanding   Outstanding    Balance      Rate        (months)     Score       Ratio
------------------  ----------  --------   -----------   -----------    ----------   ---------   ----------   ---------   --------


                                --------   -----------   -----------
      Total.................
                                ========   ===========   ===========


                                      LOAN DOCUMENTATION TYPE FOR THE GROUP [ ] MORTGAGE LOANS
                                                [IN THE STATISTICAL CALCULATION POOL]

                                                                                                             Weighted
                                                        Percent of                  Weighted    Weighted     Average     Weighted
                             Number      Aggregate      Aggregate      Average      Average     Average      Credit      Average
                             of          Principal      Principal      Current      Gross       Remaining    Bureau      Loan-to-
                             Mortgage    Balance        Balance        Principal    Mortgage    Term         Risk        Value
Documentation Type           Loans       Outstanding    Outstanding    Balance      Rate        (months)     Score       Ratio
---------------------------  ---------   ------------   ------------   ----------   ---------   ----------   ---------   --------
Full Documentation
Stated Income
                             --------    -----------    -----------
      Total................
                             ========    ===========    ===========

                                                                       ANNEX I

                     Global Clearance, Settlement and Tax
                           Documentation Procedures

         Except in certain limited circumstances, the globally offered CWHEQ, Inc. Asset-Backed Certificates, Series 200[ ]-[ ], (the "Global Securities") will be available only in book-entry form. Investors in the Global Securities may hold the Global Securities through any of DTC, Clearstream, Luxembourg or Euroclear. The Global Securities will be tradable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

         Secondary market trading between investors holding Global Securities through Clearstream, Luxembourg and Euroclear will be conducted in the ordinary way in accordance with their normal rules and operating procedures and in accordance with conventional Eurobond practice (i.e., seven calendar day settlement).

         Secondary market trading between investors holding Global Securities through DTC will be conducted according to the rules and procedures applicable to U.S. corporate debt obligations and prior mortgage pass-through certificate issues.

         Secondary cross-market trading between Clearstream, Luxembourg or Euroclear and DTC Participants holding Certificates will be effected on a delivery-against-payment basis through the respective Depositaries of Clearstream, Luxembourg and Euroclear (in such capacity) and as DTC Participants.

         Non-U.S. holders (as described below) of Global Securities will be subject to U.S. withholding taxes unless the holders meet certain requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.

Initial Settlement

         All Global Securities will be held in book-entry form by DTC in the name of Cede & Co. as nominee of DTC. Investors' interests in the Global Securities will be represented through financial institutions acting on their behalf as direct and indirect Participants in DTC. As a result, Clearstream, Luxembourg and Euroclear will hold positions on behalf of their participants through their respective Depositaries, which in turn will hold the positions in accounts as DTC Participants.

         Investors electing to hold their Global Securities through DTC will follow the settlement practices applicable to prior mortgage pass-through certificate issues. Investor securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

         Investors electing to hold their Global Securities through Clearstream, Luxembourg or Euroclear accounts will follow the settlement procedures applicable to conventional Eurobonds, except that there will be no temporary global security and no "lock-up" or restricted period. Global Securities will be credited to the securities custody accounts on the settlement date against payment in same-day funds.

Secondary Market Trading

         Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

         Trading between DTC Participants. Secondary market trading between DTC Participants will be settled using the procedures applicable to prior mortgage pass-through certificate issues in same-day funds.

         Trading between Clearstream, Luxembourg and/or Euroclear
Participants. Secondary market trading between Clearstream, Luxembourg Participants or Euroclear Participants will be settled using the procedures applicable to conventional Eurobonds in same-day funds.

         Trading between DTC Seller and Clearstream, Luxembourg or Euroclear Purchaser. When Global Securities are to be transferred from the account of a DTC Participant to the account of a Clearstream, Luxembourg Participant or a Euroclear Participant, the purchaser will send instructions to Clearstream, Luxembourg or Euroclear through a Clearstream, Luxembourg Participant or Euroclear Participant at least one Business Day prior to settlement. Clearstream, Luxembourg or Euroclear will instruct the respective Depositary, as the case may be, to receive the Global Securities against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment date to and excluding the settlement date, on the basis of a 360-day year and either the actual number of days in the related accrual period or a year consisting of twelve 30-day months, as applicable. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. Payment will then be made by the respective Depositary of the DTC Participant's account against delivery of the Global Securities. After settlement has been completed, the Global Securities will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures, to the Clearstream, Luxembourg Participant's or Euroclear Participant's account. The securities credit will appear the next day (European time) and the cash debt will be back-valued to, and the interest on the Global Securities will accrue from, the value date (which would be the preceding day when settlement occurred in New York). If settlement is not completed on the intended value date (i.e., the trade fails), the Clearstream, Luxembourg or Euroclear cash debt will be valued instead as of the actual settlement date.

         Clearstream, Luxembourg Participants and Euroclear Participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to preposition funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Clearstream, Luxembourg or Euroclear. Under this approach, they may take on credit exposure to Clearstream, Luxembourg or Euroclear until the Global Securities are credited to their accounts one day later.

         As an alternative, if Clearstream, Luxembourg or Euroclear has extended a line of credit to them, Clearstream, Luxembourg Participants or Euroclear Participants can elect not to preposition funds and allow that credit line to be drawn upon the finance settlement. Under this procedure, Clearstream, Luxembourg Participants or Euroclear Participants purchasing Global Securities would incur overdraft charges for one day, assuming they cleared the overdraft when the Global Securities were credited to their accounts. However, interest on the Global Securities would accrue from the value date. Therefore, in many cases the investment income on the Global Securities earned during that one-day period may substantially reduce or offset the amount of the overdraft charges, although this result will depend on each Clearstream, Luxembourg Participant's or Euroclear Participant's particular cost of funds.

         Since the settlement is taking place during New York business hours, DTC Participants can employ their usual procedures for sending Global Securities to the respective European Depositary for the benefit of Clearstream, Luxembourg Participants or Euroclear Participants. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the DTC Participants a cross-market transaction will settle no differently than a trade between two DTC Participants.

         Trading between Clearstream, Luxembourg or Euroclear Seller and DTC Purchaser. Due to time zone differences in their favor, Clearstream, Luxembourg Participants and Euroclear Participants may employ their customary procedures for transactions in which Global Securities are to be transferred by the respective clearing system, through the respective Depositary, to a DTC Participant. The seller will send instructions to Clearstream, Luxembourg or Euroclear through a Clearstream, Luxembourg Participant or Euroclear Participant at least one Business Day prior to settlement. In these cases Clearstream, Luxembourg or Euroclear will instruct the respective Depositary, as appropriate, to deliver the Global Securities to the DTC Participant's account against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment to and excluding the settlement date on the basis of a 360-day year and either the actual number of days in the related accrual period or a year consisting of twelve 30-day months, as applicable. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. The payment will then be reflected in the account of the Clearstream, Luxembourg Participant or Euroclear Participant the following day, and receipt of the cash proceeds in the Clearstream, Luxembourg Participant's or Euroclear Participant's account would be back-valued to the value date (which would be the preceding day, when settlement occurred in New York). Should the Clearstream, Luxembourg Participant or Euroclear Participant have a line of credit with its respective clearing system and elect to be in debt in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft incurred over that one-day period. If settlement is not completed on the intended value date (i.e., the trade fails), receipt of the cash proceeds in the Clearstream, Luxembourg Participant's or Euroclear Participant's account would instead be valued as of the actual settlement date.

         Finally, day traders that use Clearstream, Luxembourg or Euroclear and that purchase Global Securities from DTC Participants for delivery to Clearstream, Luxembourg Participants or Euroclear Participants should note that these trades would automatically fail on the sale side unless affirmative action were taken. At least three techniques should be readily available to eliminate this potential problem:

                  (a) borrowing through Clearstream, Luxembourg or Euroclear for one day (until the purchase side of the day trade is reflected in their Clearstream, Luxembourg or Euroclear accounts) in accordance with the clearing system's customary procedures;

                  (b) borrowing the Global Securities in the U.S. from a DTC Participant no later than one day prior to settlement, which would give the Global Securities sufficient time to be reflected in their Clearstream, Luxembourg or Euroclear account in order to settle the sale side of the trade; or

                  (c) staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC Participant is at least one day prior to the value date for the sale to the Clearstream, Luxembourg Participant or Euroclear Participant.

Certain U.S. Federal Income Tax Documentation Requirements

         A beneficial owner of Global Securities holding securities through Clearstream, Luxembourg or Euroclear (or through DTC if the holder has an address outside the U.S.) will be subject to the 30% U.S. withholding tax that generally applies to payments of interest (including original issue discount) on registered debt issued by U.S. Persons, unless (i) each clearing system, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business in the chain of intermediaries between the beneficial owner and the U.S. entity required to withhold tax complies with applicable certification requirements and (ii) the beneficial owner takes one of the following steps to obtain an exemption or reduced tax rate:

         Exemption for non-U.S. Persons or Reduced Rate for non-U.S. Persons Resident in Treaty Countries (Form W-8BEN). In general, beneficial owners of Global Securities that are non-U.S. Persons can obtain a complete exemption from the withholding tax by filing a signed Form W-8BEN Certificate of Foreign Status of Beneficial Owners for United States Tax Withholding. Non-U.S. Persons that are Certificate Owners residing in a country that has a tax treaty with the United States also can obtain an exemption or reduced tax rate (depending on the treaty terms) by filing Form W-8BEN (Certificate of Foreign Status of Beneficial Owners for United States Tax Withholding). If the information shown on Form W-8BEN changes, a new Form W-8BEN must be filed within 30 days of the change. More complex rules apply if Global Securities are held through a non-U.S. intermediary (which includes an agent, nominee, custodian, or other person who holds a Global Security for the account of another) or a non-U.S. flow-through entity (which includes a partnership, trust, and certain fiscally transparent entities).

         Exemption for non-U.S. Persons with Effectively Connected Income (Form W-8ECI). In general, a non-U.S. Person, including a non-U.S. corporation or bank with a U.S. branch, for which the interest income is effectively connected with its conduct of a trade or business in the United States, can obtain an exemption from the withholding tax by filing Form W-8ECI (Certificate of Foreign Person's Claim for Exemption from Withholding On Income Effectively Connected with the Conduct of a Trade or Business in the United States). More complex rules apply where Global Securities are held through a Non-U.S. intermediary or Non-U.S. flow through entity.

         Exemption for U.S. Persons (Form W-9). U.S. Persons can obtain a complete exemption from the withholding tax by filing Form W-9 (Payer's Request for Taxpayer Identification Number and Certification).

         U.S. Federal Income Tax Reporting Procedure. The Certificate Owner of a Global Security, files by submitting the appropriate form to the person through whom it holds (the clearing agency, in the case of persons holding directly on the books of the clearing agency). Generally, a Form W-8BEN and a Form W-8ECI will remain in effect for a period starting on the date the form is signed and ending on the last day of the third succeeding calendar year unless a change in circumstances makes any information of the form incorrect. In addition, a Form W-8BEN furnished with a U.S. taxpayer identification number will remain in effect until a change in circumstances makes any information of the form incorrect, provided that the withholding agent reports on Form 1042-S at least one payment annually to the beneficial owner who provided the form.

         The term "U.S. Person" means:

                  (1) a citizen or resident of the United States,

                  (2) a corporation or partnership (including an entity treated as a corporation or partnership for U.S. federal income tax purposes) organized in or under the laws of the United States, any State thereof or the District of Columbia,

                  (3) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source,

                  (4) a trust if a court within the United States is able to exercise primary supervision of the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust. This summary does not deal with all aspects of U.S. Federal income tax withholding that may be relevant to foreign holders of the Global Securities. Investors are advised to consult their tax advisors for specific tax advice concerning their holding and disposing of the Global Securities, or

                  (5) certain eligible trusts that elect to be taxed as U.S. persons.

                                     $[ ]
                                 (Approximate)


                 Asset-Backed Certificates, Series 200[ ]-[ ]

               CWHEQ Asset-Backed Certificates Trust 200[ ]-[ ]
                                Issuing Entity




                                  CWHEQ, INC.
                                   Depositor


                      [Countrywide Home Loans, Inc. Logo]
                              Sponsor and Seller


                     [Countrywide Home Loans Servicing LP]
                                Master Servicer


                               ----------------

                             PROSPECTUS SUPPLEMENT

                               ----------------


[Underwriter]
                             [Underwriter]
                                                                  [Underwriter]


         You should rely only on the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus. We have not authorized anyone to provide you with different information.

         We are not offering the Series 200[ ]-[ ] Asset-Backed Certificates in any state where the offer is not permitted.

         Dealers will deliver a prospectus supplement and prospectus when acting as underwriters of the Series 200[ ]-[ ] Asset-Backed Certificates and with respect to their unsold allotments or subscriptions. In addition, all dealers selling the Series 200[ ]-[ ] Asset-Backed Certificates will be required to deliver a prospectus supplement and prospectus for 90 days after the date of the prospectus supplement.


                                  [ ], 200[ ]

The information in this prospectus supplement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus supplement is not an offer to sell these securities and it is not soliciting offers to buy these securities in any state where the offer or sale is not permitted.


                 SUBJECT TO COMPLETION, DATED FEBRUARY 6, 2006



PROSPECTUS SUPPLEMENT
(To Prospectus dated [            ], 2006)

                                       $
                                 (Approximate)
                                  CWHEQ, INC.
                                   Depositor
                        [COUNTRYWIDE HOME LOANS, INC.]
                              Sponsor and Seller
                     [Countrywide Home Loans Servicing LP]
                                Master Servicer
                   CWHEQ Asset-Backed Notes Trust 200[ ]-[ ]
                                Issuing Entity
                     Asset-Backed Notes, Series 200[ ]-[ ]

                 Distributions are payable on the [ ]th day of
                    each month, beginning in [    ], 200[ ]

                               ----------------

The issuing entity will issue securities, including the following classes of notes being offered pursuant to this prospectus supplement and the accompanying prospectus:




------------ ----------- ---------- ------------- -------------      ---------- ---------- ---------- -------------- -------------
              Original                                                          Original
                Note                                                              Note
             Principal   Price to   Underwriting  Proceeds to                   Principal  Price to   Underwriting   Proceeds to
   Class     Balance(1)   Public      Discount    Depositor(2)       Class      Balance(1)  Public      Discount     Depositor(2)
------------ ----------- ---------- ------------- -------------      ---------- ---------- ---------- -------------- -------------
[AF-1A]        $               %             %             %         [BF]         $              %             %              %
------------ ----------- ---------- ------------- -------------      ---------- ---------- ---------- -------------- -------------
[AF-1B]        $               %             %             %         [2-AV-1]     $              %             %              %
------------ ----------- ---------- ------------- -------------      ---------- ---------- ---------- -------------- -------------
[AF-2]         $               %             %             %         [2-AV-2]     $              %             %              %
------------ ----------- ---------- ------------- -------------      ---------- ---------- ---------- -------------- -------------
[AF-3]         $               %             %             %         [3-AV-1]     $              %             %              %
------------ ----------- ---------- ------------- -------------      ---------- ---------- ---------- -------------- -------------
[AF-4]         $               %             %             %         [3-AV-2]     $              %             %              %
------------ ----------- ---------- ------------- -------------      ---------- ---------- ---------- -------------- -------------
[AF-5A]        $               %             %             %         [3-AV-3]     $              %             %              %
------------ ----------- ---------- ------------- -------------      ---------- ---------- ---------- -------------- -------------
[AF-5B]        $               %             %             %         [3-AV-4]     $              %             %              %
------------ ----------- ---------- ------------- -------------      ---------- ---------- ---------- -------------- -------------
[AF-6]         $               %             %             %         [MV-1]       $              %             %              %
------------ ----------- ---------- ------------- -------------      ---------- ---------- ---------- -------------- -------------
[MF-1]         $               %             %             %         [MV-2]       $              %             %              %
------------ ----------- ---------- ------------- -------------      ---------- ---------- ---------- -------------- -------------
[MF-2]         $               %             %             %         [MV-3]       $              %             %              %
------------ ----------- ---------- ------------- -------------      ---------- ---------- ---------- -------------- -------------
[MF-3]         $               %             %             %         [MV-4]       $              %             %              %
------------ ----------- ---------- ------------- -------------      ---------- ---------- ---------- -------------- -------------
[MF-4]         $               %             %             %         [MV-5]       $              %             %              %
------------ ----------- ---------- ------------- -------------      ---------- ---------- ---------- -------------- -------------
[MF-5]         $               %             %             %         [MV-6]       $              %             %              %
------------ ----------- ---------- ------------- -------------      ---------- ---------- ---------- -------------- -------------
[MF-6]         $               %             %             %         [MV-7]       $              %             %              %
------------ ----------- ---------- ------------- -------------      ---------- ---------- ---------- -------------- -------------
[MF-7]         $               %             %             %         [MV-8]       $              %             %              %
------------ ----------- ---------- ------------- -------------      ---------- ---------- ---------- -------------- -------------
[MF-8]         $               %             %             %         [BV]         $              %             %              %
------------ ----------- ---------- ------------- -------------      ---------- ---------- ---------- -------------- -------------

------------ ----------- ---------- ------------- -------------      ---------- ---------- ---------- -------------- -------------



----------------------------        -------------
Consider carefully the              (1)  This amount is subject to a permitted variance in the aggregate of plus or minus
risk factors beginning                   [  ]%.
on page S-[ ] in this
prospectus supplement               (2)  Before deducting expenses payable by the Depositor estimated to be approximately
and on page 2 in the                    $[           ] in the aggregate.
prospectus.
                                       The classes of notes offered by this prospectus supplement are listed, together with
The notes represent                    their interest rates, in the tables under "Summary -- Description of the Notes" on
obligations of the issuing             page S-[ ] of this prospectus supplement. This prospectus supplement and the
entity only and do not                 accompanying prospectus relate only to the offering of the classes of notes listed
represent an interest in or            above and not to the other securities that will be issued by the issuing entity.
obligation of CWHEQ,
Inc., [Countrywide                     The assets of the issuing entity will primarily consist of [adjustable rate][fixed
Home Loans, Inc.] or                   rate], credit blemished mortgage loans that are secured by [first] liens on one- to
any of their affiliates.               four-family residential properties, as described in this prospectus supplement.

This prospectus                     Credit Enhancement for the notes may consist of:
supplement may be used                   o    [Overcollateralization];
to offer and sell the                    o    [Subordination];
offered notes only if                    o    [With respect to the adjustable rate notes only, the related interest rate
accompanied by the                            corridor contracts]; and
prospectus.                              o    [With respect to the [Class AF-5B] Notes only, the [Class AF-5B] Note guaranty
----------------------------                  insurance policy issued by [                ].
                                    The credit enhancement for each class of notes varies. Not all credit enhancement is available for every class. Amounts received on the interest rate corridor contracts are only available to make distributions on the related [adjustable rate] notes. The [Class
                                    AF-5B] Note guaranty insurance policy only applies to the [Class AF-5B] Notes. The credit enhancement for the notes is described in more detail in the prospectus supplement.


These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus supplement or the prospectus. Any representation to the contrary is a criminal offense.

[Underwriter]
                                 [Underwriter]
                                                                 [Underwriter]
[           ], 200[   ]

                   Table of Contents


Prospectus Supplement                            Page
---------------------                            ----

Summary...........................................S-1
Summary of Transaction Parties...................S-19
Risk Factors.....................................S-20
The Mortgage Pool................................S-30
     General.....................................S-30
     [The Statistical Calculation Pool...........S-33
     Assignment of the Mortgage Loans............S-33
     [Pre-Funding]...............................S-36
     Underwriting Standards......................S-38
Servicing of the Mortgage Loans..................S-43
     General.....................................S-43
     The Master Servicer.........................S-43
     [Countrywide Home Loans]....................S-44
     Loan Servicing..............................S-45
     Collection Procedures.......................S-46
     Servicing Compensation and Payment
         of Expenses.............................S-47
     Adjustment to Servicing Fee in Connection
         With Certain Prepaid Mortgage Loans.....S-47
     Advances....................................S-48
The Issuing Entity...............................S-48
The Owner Trustee................................S-49
The Trust Administrator..........................S-50
Static Pool Data.................................S-50
Description of the Notes.........................S-51
     General.....................................S-51
     Denominations...............................S-52
     Book-Entry Notes............................S-52
     Glossary of Terms...........................S-53
     Deposits to the Collection Account..........S-66
     Withdrawals from the Collection Account.....S-67
     Deposits to the Distribution Account........S-68
     Withdrawals from the Distribution Account...S-68
     Investments of Amounts Held in Accounts.....S-69
     Fees and Expenses...........................S-71
     Distributions...............................S-74
     [Overcollateralization Provisions]..........S-80
     [The Corridor Contracts]....................S-83
     [Calculation of One-Month LIBOR.............S-88
     [Carryover Reserve Fund.....................S-89
     [Credit Comeback Excess Account.............S-89
     [Applied Realized Loss Amounts..............S-89
     [[Class AF-5B] Note Guaranty Insurance
         Policy..................................S-90
     [The [Class AF-5B] Insurer..................S-94
     Reports to Noteholders......................S-94
     Amendment...................................S-96
     Voting Rights...............................S-97
     Optional Purchase of Defaulted Loans........S-97
     [Master] Servicer Defaults..................S-97
     Rights Upon [Master] Servicer Default.......S-98
     Events of Default Under the Indenture.......S-98
     Optional Termination........................S-99
     Certain Matters related to the Master
         Servicer, the Depositor, the Sellers
         and [the NIM Insurer]..................S-100
     The Indenture Trustee......................S-101
     Ownership of the Owner Trust Certificate...S-102
     Restrictions on Investment, Suitability
         Requirements...........................S-102
     [Rights of the NIM Insurer Under the
         Sale and Servicing Agreement and
         the Indenture..........................S-102
Yield, Prepayment and Maturity
     Considerations...S-103
     General....................................S-103
     Prepayments and Yields for the Offered
         Notes..................................S-104
     Maturity Date..............................S-105
     Prepayment Model...........................S-105
     Decrement Tables; Weighted Average Lives...S-106
Legal Proceedings...............................S-117
Material Federal Income Tax Consequences........S-117
     General....................................S-117
     Characterization of the Notes as
         Indebtedness...........................S-117
     Classification of the Issuing Entity as a
         Partnership or a Corporation...........S-118
     Possible Classification of the Issuing
         Entity as a Taxable Mortgage Pool......S-118
     Taxation of Interest Income of
         Beneficial Owners of Notes.............S-118
     Foreign Investors..........................S-119
     Backup Withholding.........................S-119
Other Taxes.....................................S-120
ERISA Considerations............................S-120
Method of Distribution..........................S-121
Use of Proceeds.................................S-124
Legal Matters...................................S-124
[Experts].......................................S-124
Ratings.........................................S-125
Index of Defined Terms..........................S-126


ANNEX I.........................................I-1

                                               Page
                                               ----
Prospectus
----------

Important Notice About Information in This
     Prospectus and Each Accompanying
     Prospectus Supplement........................4

Risk Factors......................................5

The Trust Fund...................................16

Use of Proceeds..................................22

The Depositor....................................22

Loan Program.....................................22

Description of the Securities....................25

Credit Enhancement...............................41

Yield and Prepayment Considerations..............46

The Agreements...................................49

Certain Legal Aspects of the Loans...............63

Material Federal Income Tax Consequences.........77

Other Tax Considerations.........................98

ERISA Considerations.............................99

Legal Investment................................102

Method of Distribution..........................103

Legal Matters...................................104

Financial Information...........................104

Rating..........................................104

Index to Defined Terms..........................106

------------------------------------------------------------------------------

                                    SUMMARY

This summary highlights selected information from this document and does not contain all of the information that you need to consider when making your investment decision. To understand all of the terms of an offering of the notes, read this entire document and the accompanying prospectus carefully.

While this summary contains an overview of certain calculations, cash flow priorities and other information to aid your understanding, you should read carefully the full description of these calculations, cash flow priorities and other information in this prospectus supplement and the accompanying prospectus before making any investment decision.

Issuing Entity

CWHEQ Asset-Backed Notes Trust 200[ ]-[ ], a [statutory] trust formed under the laws of the State of [Delaware].

See "The Issuing Entity" in this prospectus supplement.

Owner Trustee

[              ], a [              ].

See "The Owner Trustee" in this prospectus supplement.

Trust Administrator

[              ], a [              ].

See "The Trust Administrator" in this prospectus supplement.

Depositor

CWHEQ, Inc., a Delaware corporation and a limited purpose finance subsidiary of Countrywide Financial Corporation, a Delaware corporation.

See "The Depositor" in the prospectus.

Sponsor and Sellers

[Countrywide Home Loans, Inc.] will be the sponsor of the transaction [and a seller of the mortgage loans]. [Other sellers may include one or more special purpose entities established by Countrywide Financial Corporation or one of its subsidiaries, which acquired the mortgage loans they are selling directly from Countrywide Home Loans, Inc.]

See "Servicing of the Mortgage Loans -- Countrywide Home Loans" in this prospectus supplement.

Master Servicer

[Countrywide Home Loans Servicing LP.]

See "Servicing of the Mortgage Loans -- The Master Servicer" in this prospectus supplement.

Indenture Trustee

[Name of Indenture Trustee]

See "Description of the Notes -- The Indenture Trustee" in this prospectus supplement.

[The [Class AF-5B] Insurer]

[Name of Insurer] will unconditionally and irrevocably guarantee certain payments on the [Class AF-5B] Notes on each distribution date pursuant to the terms of a note guaranty insurance policy.

See "Description of the Notes -- The [Class AF-5B] Note Guaranty Insurance Policy" and -- The [Class AF-5B] Insurer" in this prospectus supplement.

[The NIM Insurer]

After the closing date, a separate trust or trusts (or other form of entity) may be established to issue net interest margin securities secured by all or a portion of the [Class PF and Class PV] Notes and the Owner Trust Certificate. Those net interest margin securities may have the benefit of one or more financial guaranty insurance policies that guaranty payments on those securities. The insurer or insurers issuing these financial guaranty insurance policies are referred to in this prospectus supplement as the "NIM Insurer." The references to the NIM Insurer in this prospectus supplement apply only if the net interest margin securities are so insured.

Any NIM Insurer will have a number of rights under the sale and servicing agreement and the indenture that will limit and otherwise affect the rights of the holders of the offered notes. Any insurance policy issued by a NIM Insurer will not cover, and will not benefit in any manner whatsoever, the offered notes.

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                                      S-1
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See "Risk Factors--Rights of the NIM Insurer" in this prospectus supplement.

Mortgage Loan Purchase and Assignment Agreement

The mortgage loan purchase and assignment agreement between the sellers and the depositor, under which the sellers will transfer the mortgage loans to the depositor.

Sale and Servicing Agreement

The sale and servicing agreement among the depositor, the issuing entity, the trust administrator, the sellers, the master servicer and the indenture trustee, under which the depositor will transfer the mortgage loans to the issuing entity.

Indenture

The indenture among the issuing entity, the trust administrator and the indenture trustee under which the issuing entity will issue the notes and pledge the mortgage loans to the indenture trustee as collateral to secure the repayment of the notes.

Cut-off Date

Initial Mortgage Loans:

The later of [           ], 200[  ] and the origination date of that mortgage
loan (referred to as the initial cut-off date).

Subsequent Mortgage Loans:

The later of the first day of the month of the related subsequent transfer date and the origination date of that subsequent mortgage loan (referred to as the subsequent cut-off date).

Closing Date

On or about [            ], 200[  ].

[Pre-Funding]

On the closing date, the depositor may elect to deposit an amount of up to 25% of the initial note principal balance of the offered notes in a pre-funding account (referred to as the pre-funded amount).

Pre-Funded Amount:

Any pre-funded amount shall not exceed 25% of the initial note principal balance of the offered notes, which will be allocated among the loan groups so that the amount allocated to any loan group will not exceed 25% of the note principal balance of the classes of notes related to that loan group.

Funding Period:

If the depositor elects to deposit a pre-funded amount on the closing date, the funding period will begin on the closing date and end on the earlier of
(x) the date the amount in the pre-funding account is less than $[       ] and
(y) [         ], 200[ ].

Use of Pre-Funded Amount:

If the depositor elects to deposit a pre-funded amount on the closing date, the pre-funded amount is expected to be used to purchase subsequent mortgage loans. Any pre-funded amount not used during the funding period to purchase subsequent mortgage loans will be distributed to holders of the related senior notes as a prepayment of principal on the distribution date immediately following the end of the funding period.

Restrictions on Subsequent Mortgage Loan Purchases:

Purchases of subsequent mortgage loans are subject to the same criteria as the initial mortgage loans and additional restrictions related to the composition of the related loan group following the acquisition of the subsequent mortgage loans, as described in this prospectus supplement.

Interest Shortfall Payments:

To the extent needed to make required interest payments on the offered notes and to pay the [Class AF-5B] Insurer the [Class AF-5B] policy premium on or prior to the [ ] 200[ ] distribution date, [Countrywide Home Loans, Inc.] will make interest shortfall payments to the issuing entity to offset shortfalls in interest collections attributable to the pre-funding mechanism or because newly originated loans do not have a payment due date in the due period related to the subject distribution date.

See "The Mortgage Pool -- Pre-Funding" in this prospectus supplement.

The Mortgage Loans

The mortgage pool will consist of [fixed and adjustable rate], credit-blemished mortgage loans that are secured by [first] liens on one- to four-family properties. The mortgage loans will be divided into [three] separate groups. Each group of mortgage loans is referred to as a "loan group." Loan group [1] will consist of [first lien] [fixed] rate mortgage loans.

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                                      S-2
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Loan group [2] and loan group [3] will consist of [first lien] [adjustable]
rate mortgage loans.

See "The Mortgage Pool" in this prospectus supplement.

[Statistical Calculation Information]

The statistical information presented in this prospectus supplement relates to a statistical calculation pool that does not reflect all of the mortgage loans that will be included in the issuing entity. Additional mortgage loans will be included in the mortgage pool on the closing date and may be included during the funding period. In addition, certain mortgage loans in the statistical calculation pool may not be included in the mortgage pool on the closing date because they have prepaid in full or were determined not to meet the eligibility requirements for the mortgage pool.

The information with respect to the statistical calculation pool is, unless otherwise specified, based on the scheduled principal balances as of [ ], 200[ ], which is the statistical calculation date. The aggregate stated principal balance of the statistical calculation pool as of the statistical calculation date is referred to as the statistical calculation date pool principal balance. As of the statistical calculation date, the statistical calculation date pool principal balance was approximately $[ ], approximately $[ ] of which consisted of group [1] mortgage loans, approximately $[ ] of which consisted of group [2] mortgage loans and approximately $[ ] of which consisted of group [3] mortgage loans.

Unless otherwise noted, all statistical percentages are measured by the statistical calculation date pool principal balance.

As of the statistical calculation date, the group [1] mortgage loans in the statistical calculation pool had the following characteristics:

Aggregate Current Principal Balance   $[     ]

Weighted Average Mortgage Rate         [     ]%

Range of Mortgage Rates                [     ]% to [     ]%

Average Current Principal Balance     $[     ]

Range of Outstanding Principal
   Balances                           $[     ] to $[      ]

Weighted Average Original LTV          [     ]%

Weighted Average Original Term to
   Maturity                            [     ] months

Weighted Average Credit Risk Score     [     ]

Weighted Average Remaining Term to
   Stated Maturity                     [     ] months

Geographic Concentrations in excess
   of 10%:

   [     ]                             [     ]%
   [     ]                             [     ]%

As of the statistical calculation date, the group [2] mortgage loans in the statistical calculation pool had the following characteristics:

Aggregate Current Principal Balance   $[     ]

Weighted Average Gross Margin          [     ]%

Range of Gross Margins                 [     ]% to [     ]%

Average Current Principal Balance     $[     ]

Range of Outstanding Principal
   Balances                           $[     ] to $[      ]

Weighted Average Original LTV          [     ]%

Weighted Average Original Term to
   Maturity                            [     ] months

Weighted Average Credit Risk Score     [     ]

Weighted Average Remaining Term to
   Stated Maturity                     [     ] months

Geographic Concentrations in excess
   of 10%:

   [     ]                             [     ]%
   [     ]                             [     ]%

As of the statistical calculation date, the group [3] mortgage loans in the statistical calculation pool had the following characteristics:

Aggregate Current Principal Balance   $[     ]

Weighted Average Gross Margin          [     ]%

Range of Gross Margins                 [     ]% to [     ]%

Average Current Principal Balance     $[     ]

Range of Outstanding Principal
   Balances                           $[     ] to $[      ]

Weighted Average Original LTV          [     ]%

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                                      S-3
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Weighted Average Original Term to
   Maturity                            [     ] months

Weighted Average Credit Risk Score     [     ]

Weighted Average Remaining Term to
   Stated Maturity                     [     ] months

Geographic Concentrations in excess
   of 10%:

   [     ]                             [     ]%
   [     ]                             [     ]%

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                                      S-4
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Description of the Notes

The issuing entity will issue [ ] classes of notes, [ ] of which are offered by this prospectus supplement and the accompanying prospectus:


                              Initial
                               Note                                                       Initial       Initial
                             Principal                                  Maturity Date     Rating     Rating (S&P)
           Class            Balance (1)              Type                    (2)       (Moody's) (3)      (3)
-------------------------  -------------  --------------------------  ---------------  ------------- ------------
 Offered Notes
 [AF-1A].................     $            [Senior/Adjustable Rate]     [      ] 20[ ]      [ ]           [ ]
 [AF-1B].................     $               [Senior/Fixed Rate]       [      ] 20[ ]      [ ]           [ ]
 [AF-2]..................     $               [Senior/Fixed Rate]       [      ] 20[ ]      [ ]           [ ]
 [AF-3]..................     $               [Senior/Fixed Rate]       [      ] 20[ ]      [ ]           [ ]
 [AF-4]..................     $               [Senior/Fixed Rate]       [      ] 20[ ]      [ ]           [ ]
 [AF-5A].................     $               [Senior/Fixed Rate]       [      ] 20[ ]   [   ][(4)]    [   ][(4)]
 [AF-5B].................     $               [Senior/Fixed Rate]       [      ] 20[ ]      [ ]           [ ]
                                            [Senior/Fixed Rate/Non-
 [AF-6]..................     $               Accelerated Senior]       [      ] 20[ ]      [ ]           [ ]
 [MF-1]..................     $            [Subordinate/Fixed Rate]     [      ] 20[ ]      [ ]           [ ]
 [MF-2]..................     $            [Subordinate/Fixed Rate]     [      ] 20[ ]      [ ]           [ ]
 [MF-3]..................     $            [Subordinate/Fixed Rate]     [      ] 20[ ]      [ ]           [ ]
 [MF-4]..................     $            [Subordinate/Fixed Rate]     [      ] 20[ ]      [ ]           [ ]
 [MF-5]..................     $            [Subordinate/Fixed Rate]     [      ] 20[ ]      [ ]           [ ]
 [MF-6]..................     $            [Subordinate/Fixed Rate]     [      ] 20[ ]      [ ]           [ ]
 [MF-7]..................     $            [Subordinate/Fixed Rate]     [      ] 20[ ]      [ ]           [ ]
 [MF-8]..................     $            [Subordinate/Fixed Rate]     [      ] 20[ ]      [ ]           [ ]
 [BF]....................     $            [Subordinate/Fixed Rate]     [      ] 20[ ]      [ ]           [ ]
 [2-AV-1]................     $            [Senior/Adjustable Rate]     [      ] 20[ ]      [ ]           [ ]
                                          [Senior Support/Adjustable          [
 [2-AV-2]................     $                      Rate]              [      ] 20[ ]      [ ]           [ ]
 [3-AV-1]................     $            [Senior/Adjustable Rate]     [      ] 20[ ]      [ ]           [ ]
 [3-AV-2]................     $            [Senior/Adjustable Rate]     [      ] 20[ ]      [ ]           [ ]
 [3-AV-3]................     $            [Senior/Adjustable Rate]     [      ] 20[ ]      [ ]           [ ]
 [3-AV-4]................     $            [Senior/Adjustable Rate]     [      ] 20[ ]      [ ]           [ ]
 [MV-1]..................     $          [Subordinate/Adjustable Rate]  [      ] 20[ ]      [ ]           [ ]
 [MV-2]..................     $          [Subordinate/Adjustable Rate]  [      ] 20[ ]      [ ]           [ ]
 [MV-3]..................     $          [Subordinate/Adjustable Rate]  [      ] 20[ ]      [ ]           [ ]
 [MV-4]..................     $          [Subordinate/Adjustable Rate]  [      ] 20[ ]      [ ]           [ ]
 [MV-5]..................     $          [Subordinate/Adjustable Rate]  [      ] 20[ ]      [ ]           [ ]
 [MV-6]..................     $          [Subordinate/Adjustable Rate]  [      ] 20[ ]      [ ]           [ ]
 [MV-7]..................     $          [Subordinate/Adjustable Rate]  [      ] 20[ ]      [ ]           [ ]
 [MV-8]..................     $          [Subordinate/Adjustable Rate]  [      ] 20[ ]      [ ]           [ ]
 [BV]....................     $          [Subordinate/Adjustable Rate]  [      ] 20[ ]      [ ]           [ ]

 Non-Offered Securities(5)
 [Class PF]..............       N/A          [Prepayment Charges]            N/A            NR            NR
 [Class PV]..............       N/A          [Prepayment Charges]            N/A            NR            NR
 Owner Trust Certificate.     $                   [Residual]            [      ] 20[ ]      NR            NR


--------------

(1) This amount is subject to a permitted variance in the aggregate of plus or minus [10]% depending on the amount of mortgage loans actually delivered on the closing date.

(2) The final payment on each Class of Notes could be significantly earlier than the Maturity Date as described under "Yield, Prepayment and Maturity Considerations - Maturity Date" in this prospectus supplement.

(3) The offered notes will not be offered unless they are assigned the indicated ratings by [Moody's Investors Service, Inc. ("Moody's")] and [Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P")]. "N/R" indicates that the agency was not asked to rate the notes. A rating is not a recommendation to buy, sell or hold securities. These ratings may be lowered or withdrawn at any time by either of the rating agencies. See "Ratings" in this prospectus supplement.

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                                      S-5

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(4)  [The ratings assigned to the [Class AF-5B] Notes will be issued without regard to the [Class AF-5B] policy.]

(5) The [Class PF and Class PV] Notes and the Owner Trust Certificate are not offered by this prospectus supplement. Any information contained in this prospectus supplement with respect to the [Class PF and Class PV] Notes and the Owner Trust Certificate is provided only to permit a better understanding of the offered notes.



The notes will also have the following characteristics:


                                    Interest Rate          Interest Rate
                   [Related            Before                  After
                   Loan               Optional               Optional                                            Interest Accrual
      Class        Group (1)]   Termination Date (2)   Termination Date (2)          Delay/Accrual Period           Convention
----------------- ------------ ---------------------- ----------------------   ------------------------------   -----------------
 Offered Notes
 [AF-1A].........     [1]        [LIBOR] + [ ]% (3)     [LIBOR] + [ ]% (3)       [0] day/[25]th to [24]th (4)    [Actual/360] (5)
 [AF-1B].........     [1]             [ ]% (6)               [ ]% (6)           [24] day/[calendar month] (7)      [30/360] (8)
 [AF-2]..........     [1]             [ ]% (6)               [ ]% (6)           [24] day/[calendar month] (7)      [30/360] (8)
 [AF-3]..........     [1]             [ ]% (6)               [ ]% (6)           [24] day/[calendar month] (7)      [30/360] (8)
 [AF-4]..........     [1]             [ ]% (6)               [ ]% (6)           [24] day/[calendar month] (7)      [30/360] (8)
 [AF-5A].........     [1]             [ ]% (9)               [ ]% (9)           [24] day/[calendar month] (7)      [30/360] (8)
 [AF-5B].........     [1]             [ ]% (9)               [ ]% (9)           [24] day/[calendar month] (7)      [30/360] (8)
 [AF-6]..........     [1]             [ ]% (6)               [ ]% (6)           [24] day/[calendar month] (7)      [30/360] (8)
 [MF-1]..........     [1]             [ ]% (6)               [ ]% (6)           [24] day/[calendar month] (7)      [30/360] (8)
 [MF-2]..........     [1]             [ ]% (6)               [ ]% (6)           [24] day/[calendar month] (7)      [30/360] (8)
 [MF-3]..........     [1]             [ ]% (6)               [ ]% (6)           [24] day/[calendar month] (7)      [30/360] (8)
 [MF-4]..........     [1]             [ ]% (6)               [ ]% (6)           [24] day/[calendar month] (7)      [30/360] (8)
 [MF-5]..........     [1]             [ ]% (6)               [ ]% (6)           [24] day/[calendar month] (7)      [30/360] (8)
 [MF-6]..........     [1]             [ ]% (6)               [ ]% (6)           [24] day/[calendar month] (7)      [30/360] (8)
 [MF-7]..........     [1]             [ ]% (6)               [ ]% (6)           [24] day/[calendar month] (7)      [30/360] (8)
 [MF-8]..........     [1]             [ ]% (6)               [ ]% (6)           [24] day/[calendar month] (7)      [30/360] (8)
 [BF]............     [1]             [ ]% (6)               [ ]% (6)           [24] day/[calendar month] (7)      [30/360] (8)
 [2-AV-1]........     [2]        [LIBOR] + [ ]% (10)    [LIBOR] + [ ]% (10)      [0] day/[25]th to [24]th (4)    [Actual/360] (5)
 [2-AV-2]........     [2]        [LIBOR] + [ ]% (10)    [LIBOR] + [ ]% (10)      [0] day/[25]th to [24]th (4)    [Actual/360] (5)
 [3-AV-1]........     [3]        [LIBOR] + [ ]% (10)    [LIBOR] + [ ]% (10)      [0] day/[25]th to [24]th (4)    [Actual/360] (5)
 [3-AV-2]........     [3]        [LIBOR] + [ ]% (10)    [LIBOR] + [ ]% (10)      [0] day/[25]th to [24]th (4)    [Actual/360] (5)
 [3-AV-3]........     [3]        [LIBOR] + [ ]% (10)    [LIBOR] + [ ]% (10)      [0] day/[25]th to [24]th (4)    [Actual/360] (5)
 [3-AV-4]........     [3]        [LIBOR] + [ ]% (10)    [LIBOR] + [ ]% (10)      [0] day/[25]th to [24]th (4)    [Actual/360] (5)
 [MV-1]..........  [2 and 3]     [LIBOR] + [ ]% (10)    [LIBOR] + [ ]% (10)      [0] day/[25]th to [24]th (4)    [Actual/360] (5)
 [MV-2]..........  [2 and 3]     [LIBOR] + [ ]% (10)    [LIBOR] + [ ]% (10)      [0] day/[25]th to [24]th (4)    [Actual/360] (5)
 [MV-3]..........  [2 and 3]     [LIBOR] + [ ]% (10)    [LIBOR] + [ ]% (10)      [0] day/[25]th to [24]th (4)    [Actual/360] (5)
 [MV-4]..........  [2 and 3]     [LIBOR] + [ ]% (10)    [LIBOR] + [ ]% (10)      [0] day/[25]th to [24]th (4)    [Actual/360] (5)
 [MV-5]..........  [2 and 3]     [LIBOR] + [ ]% (10)    [LIBOR] + [ ]% (10)      [0] day/[25]th to [24]th (4)    [Actual/360] (5)
 [MV-6]..........  [2 and 3]     [LIBOR] + [ ]% (10)    [LIBOR] + [ ]% (10)      [0] day/[25]th to [24]th (4)    [Actual/360] (5)
 [MV-7]..........  [2 and 3]     [LIBOR] + [ ]% (10)    [LIBOR] + [ ]% (10)      [0] day/[25]th to [24]th (4)    [Actual/360] (5)
 [MV-8]..........  [2 and 3]     [LIBOR] + [ ]% (10)    [LIBOR] + [ ]% (10)      [0] day/[25]th to [24]th (4)    [Actual/360] (5)
 [BV]............  [2 and 3]     [LIBOR] + [ ]% (10)    [LIBOR] + [ ]% (10)      [0] day/[25]th to [24]th (4)    [Actual/360] (5)

 Non-Offered
 Securities
 [Class PF]......     [1]                N/A                     N/A                          N/A                        N/A
 [Class PV]......  [2 and 3]             N/A                     N/A                          N/A                        N/A
 Owner Trust       [1, 2 and
 Certificate           3]                N/A                     N/A                          N/A                        N/A



--------------
(1) Generally, distributions of principal and interest on the notes will be based on amounts available for distribution in respect of the mortgage loans in the related loan group or groups, however, in some circumstances amounts from an unrelated loan group or groups may be allocated to make payments on a class of notes. For a more detailed description of how the offered notes will be backed by these cashflows, see "Description of the Notes -- Distributions" and "-- Overcollateralization Provisions" in this prospectus supplement.

(2) If on any distribution date, the interest rate for a class of offered notes is based on the applicable interest rate cap, each holder of the applicable notes will be entitled to receive the resulting shortfall from remaining excess

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                                      S-6

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     cashflow (if any) to the extent described in this prospectus supplement under "Description of the Notes -- Overcollateralization Provisions", [and in the case of the [adjustable rate notes] only, from payments allocated to the issuing entity (if any) in respect of the related interest rate corridor contract as described in this prospectus supplement under "Description of the Notes -- Distributions -- Distributions of Funds from the Corridor Contracts."]

(3) The interest rate for the [Class AF-1A] Notes may adjust monthly and will be subject to an interest rate cap, as described in this prospectus supplement under "Description of the Notes -- Distributions -- Distributions of Interest." LIBOR refers to [One-Month] LIBOR for the related interest accrual period calculated as described in this prospectus supplement under "Description of the Notes -- Calculation of One-Month LIBOR."

(4) [The interest accrual period for any distribution date will be the one-month period from and including the preceding distribution date (or from and including the closing date, in the case of the first distribution date) to and including the day prior to the current distribution date.]

(5) [Interest accrues at the rate specified in this table based on a 360-day year and the actual number of days elapsed during the related accrual period.]

(6) [The interest rates for the [Class AF-1B], [Class AF-2], [Class AF-3], [Class AF-4] and [Class AF-6] Notes and the [fixed rate subordinate notes] will be subject to an interest rate cap, as described in this prospectus supplement under "Description of the Notes -- Distributions -- Distributions of Interest."]

(7) [The interest accrual period for any distribution date will be the calendar month preceding that distribution date.]

(8) [Interest accrues at the rate specified in this table based on a 360-day year that consists of twelve 30-day months.]

(9) [The interest rates for the [Class AF-5A] and [Class AF-5B] Notes will be subject to increase after the optional termination date as shown in this table and will be subject to an interest rate cap, as described in this prospectus supplement under "Description of the Notes -- Distributions -- Distributions of Interest."]

(10) [The interest rates for the [Class 2-AV-1], [Class 2-AV-2], [Class 3-AV-1], [Class 3-AV-2], [Class 3-AV-3] and [Class 3-AV-4] Notes and the [adjustable rate subordinate notes] may adjust monthly, will be subject to increase after the optional termination date as shown in this table and will be subject to an interest rate cap, in each case as described in this prospectus supplement under "Description of the Notes -- Distributions -- Distributions of Interest." LIBOR refers to One-Month LIBOR for the related interest accrual period calculated as described in this prospectus supplement under "Description of the Notes -- Calculation of One-Month LIBOR."]

See "Description of the Notes" in this prospectus supplement.

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                                      S-7

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Designations

   Designation                        Class of Notes
----------------   ---------------------------------------------------------
[Class AF Notes:]  [Class AF-1A, Class AF-1B, Class AF-2, Class AF-3, Class
                   AF-4, Class AF-5A, Class AF-5B and Class AF-6 Notes.]

[Class AV Notes:]  [Class 2-AV-1, Class 2-AV-2, Class 3-AV-1, Class 3-AV-2,
                   Class 3-AV-3 and Class 3-AV-4 Notes.]

[Senior Notes:]    [Class AF and Class AV Notes.]

[Subordinate       [Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class
  Notes:]          MF-5, Class MF-6, Class MF-7, Class MF-8, Class BF, Class
                   MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class
                   MV-6, Class MV-7, Class MV-8 and Class BV Notes.]

[Adjustable Rate   [Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class
  Subordinate      MV-5, Class MV-6, Class MV-7, Class MV-8 and Class BV
  Notes:]          Notes.]

[Fixed Rate        [Class AF-1B, Class AF-2, Class AF-3, Class AF-4, Class
  Notes:]          AF-5A, Class AF-5B and Class AF-6 Notes and the Fixed
                   Rate Subordinate Notes.]

[Adjustable Rate   Class AF-1A and Class AV Notes and the Adjustable Rate
  Notes:]          Subordinate Notes.]

[Fixed Rate        [Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5,
  Subordinate      Class MF-6, Class MF-7, Class MF-8 and Class BF Notes.]
  Notes:]

[Offered Notes:]   [Senior Notes and the Subordinate Notes.]


Record Date

[Adjustable Rate Notes:]

[The business day immediately preceding a distribution date, or if the adjustable rate notes are no longer book-entry notes, the last business day of the month preceding the month of a distribution date. ]

[Fixed Rate Notes:]

[The last business day of the month preceding the month of a distribution date.]

Denominations

$[20,000] and multiples of $[1,000] in excess thereof.

Registration of Notes

[Offered Notes:]

Book-entry form. Persons acquiring beneficial ownership interests in the offered notes may elect to hold their beneficial interests through The Depository Trust Company, in the United States, or Clearstream, Luxembourg or the Euroclear System, in Europe.

See "Description of the Notes -- Book-Entry Notes" in this prospectus supplement.

Distribution Dates

Beginning on [            ], 200[  ], and thereafter on the [    ]th day of
each calendar month, or if the [   ]th is not a business day, the next
business day.

Interest Payments

On each distribution date, holders of each class of interest-bearing notes will be entitled to receive:

o the interest that has accrued during the related accrual period at the related interest rate on the note principal balance immediately prior to the applicable distribution date, and

o    [any interest due on a prior distribution date that was not paid].

The related accrual period, interest calculation convention and interest rate for each class of interest-bearing notes is shown in the table on page S-[ ].

For each class of subordinate notes, any interest carry forward amount (which is interest due on a prior distribution date that was not paid on a prior distribution date) will be payable from excess cashflow as and to the extent described in this prospectus supplement, [and in the case of the [adjustable rate subordinate notes] only, from payments allocated to the issuing entity (if any) in respect of the related interest rate corridor contract in the manner described in this prospectus supplement].

There are certain circumstances that could reduce the amount of interest paid to you.

See "Description of the Notes -- Distributions -- Distributions of Interest" in this prospectus supplement.

Principal Payments

On each distribution date, noteholders will only receive a distribution of principal on their notes if there is cash available on that date for the payment of principal. The manner of distributing principal among the classes of notes will depend on the priority

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                                      S-8

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of payments, which will differ, as described in this prospectus supplement, depending upon [whether a distribution date occurs before the stepdown date, or on or after that date, and will depend on the loss and delinquency performance of the mortgage loans].

See "Description of the Notes -- Distributions -- Distributions of Principal Distributable Amount for Loan Group [1]" and "--Distributions of Principal Distributable Amount for Loan Group [2] and Loan Group [3]" in this prospectus supplement.

Amounts Available for Distributions on the Notes

Amounts Available with respect to [Interest] Distributions

The amount available for [interest] distributions on the notes on any distribution date will be calculated on a loan group by loan group basis and will generally consist of the following amounts (subject to the amounts to be netted as described below):

o scheduled payments of interest on the mortgage loans collected during the applicable period less the related servicing fees;

o interest on prepayments to the extent not allocable to the master servicer as additional servicing compensation;

o interest amounts advanced by the master servicer and any required compensating interest paid by the master servicer related to certain prepayments on certain mortgage loans;

o liquidation proceeds on the mortgage loans during the applicable period (to the extent allocable to interest); and

o the amount (if any) of the seller interest shortfall payment paid by [Countrywide Home Loans, Inc.] on any distribution date on or prior to
     the [       ] 200[ ] distribution date.

Amounts Available with respect to [Principal] Distributions

The amount available for [principal] distributions on the notes on any distribution date will be calculated on a loan group by loan group basis and will generally consist of the following amounts (subject to the amounts to be netted as described below):

o scheduled payments of principal of the mortgage loans collected during the applicable period or advanced by the master servicer;

o    [prepayments collected in the applicable period];

o the stated principal balance of any mortgage loans repurchased or purchased by a seller or the master servicer, as applicable;

o the difference, if any, between the stated principal balance of a substitute mortgage loan and the related deleted mortgage loan;

o liquidation proceeds on the mortgage loans during the applicable period (to the extent allocable to principal);

o [excess interest (to the extent available) to maintain the targeted overcollateralization level for the related class of notes as described under "Description of the Notes -- Overcollateralization Provisions" in this prospectus supplement; and]

o the amount (if any) remaining on deposit in the pre-funding account on the distribution date following the end of the funding period.

Fees and Expenses

The amounts available for distributions on the notes on any distribution date generally will be net of the following amounts calculated on a loan group by loan group basis:

o the servicing fee and additional servicing compensation (as described in this prospectus supplement under "Description of the Notes -- Withdrawals from the Collection Account" and "--Withdrawals from the Distribution Account") due to the master servicer;

o    the fees due to the indenture trustee and the owner trustee;

o amounts reimbursed to the master servicer and the indenture trustee in respect of advances previously made by them and other amounts for which the master servicer and servicer are entitled to be reimbursed;

o [all prepayment charges (which are distributable only to the [Class PV and Class PF] Notes); and]

o all other amounts for which the depositor, a seller, the master servicer [or any NIM Insurer] is entitled to be reimbursed.

Any amounts net from the amount available for distribution to the noteholders will reduce the amount distributed to the noteholders.

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                                      S-9

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Servicing Compensation

Servicing Fee:

The master servicer will be paid a monthly fee (referred to as the servicing fee) with respect to each mortgage loan equal to one-twelfth of the stated principal balance of that mortgage loan multiplied by [ ]% per annum (referred to as the servicing fee rate).

Additional Servicing Compensation:

The master servicer is also entitled to receive additional servicing compensation from amounts in respect of interest paid on certain principal prepayments, late payment fees, assumption fees and other similar charges [(excluding prepayment charges)] and investment income earned on amounts on deposit in the certain of the issuing entity's accounts.

Source and Priority of Payments:

These amounts will be paid to the master servicer from collections on the mortgage loans prior to any distributions on the notes.

See "Servicing of the Mortgage Loans -- Servicing Compensation and Payment of Expenses," "Description of the Notes -- Withdrawals from the Collection Account" and "-- Withdrawals from the Distribution Account" in this prospectus supplement.

Priority of Payments; Distributions of Interest

[Loan Group [1]]

In general, on any distribution date, loan group [1] [interest] funds will be distributed in the following order:

o concurrently to [(a) the [Class AF-5B] Insurer, the monthly premium for the Class [AF-5B] policy, and (b)] each class of [Class AF] Notes, current interest and interest carry forward amounts, pro rata based on their respective entitlements;

o    [to the [Class AF-5B] Insurer, any [Class AF-5B] reimbursement amounts;]

o sequentially, in order of their seniority, to each class of [fixed rate] subordinate notes, current interest for each class; and

o    as part of the fixed rate loan group excess cashflow.

[Loan Group [2] and Loan Group [3]]

In general, on any distribution date, loan group [2] and loan group [3] [interest] funds will be distributed in the following order:

o from loan group [2] [interest] funds, concurrently to each class of [Class 2-AV] Notes, current interest and interest carry forward amounts, pro rata based on their respective entitlements;

o from loan group [3] [interest] funds, concurrently, to each class of [Class 3-AV] Notes, current interest and interest carry forward amounts, pro rata based on their respective entitlements;

o from remaining loan group [2] and loan group [3] [interest] funds, to each class of [Class AV] Notes, any remaining unpaid current interest and any interest carry forward amount, allocated pro rata based on the note principal balance of each class of [Class AV] Notes, with any remaining amounts allocated based on any remaining unpaid current interest and interest carry forward amount for each class of [Class AV] Notes;

o from any remaining loan group [2] and loan group [3] [interest] funds, sequentially, in order of their seniority, to each class of [adjustable rate subordinate notes], current interest for each class; and

o from any remaining loan group [2] and loan group [3] [interest] funds, as part of the adjustable rate loan group excess cashflow.

Priority of Payments; Distributions of Principal

General

The manner of distributing principal among the classes of notes will differ, as described in this prospectus supplement, depending upon whether a distribution date occurs [before the stepdown date, or on or after that date, and depending on whether a trigger event is in effect].

[Effect of the Stepdown Date if a Trigger Event is not in Effect]

The "stepdown date" refers to the date on or after which the principal payment priorities change so that on any distribution date on or after the related stepdown date (and so long as no trigger event is in effect), instead of allocating all amounts distributable as principal on the notes to the related senior classes

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                                     S-10

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of notes for the loan group or loan groups until those senior classes are paid in full, a portion of those amounts distributable as principal will be allocated to the related subordinate notes.

The amount allocated to each class of notes on or after the stepdown date and so long as no trigger event is in effect will be based on the targeted level of overcollateralization and subordination for each class of notes. These amounts are described in more detail under "Description of the Notes -- Distributions -- Distributions of Principal Distribution Amount for Loan Group [1]" and "-- Distributions of Principal Distribution Amount for Loan Group [2] and Loan Group [3]" in this prospectus supplement.

[Trigger Events:]

A "trigger event" refers to certain triggers related to the loss and delinquency performance of the mortgage loans. After the stepdown date, if certain trigger events are in effect, the priority of principal payments will revert to the payment priority prior to the stepdown date.

Generally, prior to the stepdown date or if a trigger event is in effect, all amounts distributable as principal on a distribution date will be allocated first to the related senior classes of notes for the loan group or loan groups, until the senior classes of notes are paid in full, before any distributions of principal are made on the related subordinate notes.

[The Stepdown Date:]

The stepdown date for each class of notes will be:

o    the later of the [ ] 200[ ] distribution date; and

o the date on which the targeted overcollateralization level related to loan group [1] (in the case of the [Class AF] Notes and the [fixed rate subordinate notes]) and the targeted overcollateralization level related to loan group [2] and loan group [3] (in the case of the [Class AV] Notes and the [adjustable rate subordinate notes]) is reached.

Note or Loan Group Specific Events that Effect Allocations of Principal

[Class AF] Notes:

[As described below, the payment priority the [Class AF] Notes will change, if on any distribution date the aggregate note principal balance of the [Class AF] Notes exceed the stated principal balance of the group [1] mortgage loans and any remaining loan group [1] pre-funded amount. See "--Loan Group [1] - [Class AF Notes and [Class AF]-5B] Insurer" below.]

[Class 2 AV] Notes:

[As described below, the payment priority of the [Class 2 AV] Notes will change, if on any distribution date a group [2] sequential trigger event is in effect. See "--Loan Group [2] and Loan Group [3] - [Class 2-AV] Notes" below.]

Class 3-AV Notes:

[As described below, the payment priority the [Class 3-AV] Notes will change, if on any distribution date the aggregate note principal balance of the [Class AV] Notes exceeds the aggregate the stated principal balance of the group [2] and group [3] mortgage loans and any remaining loan group [2] and loan group [3] pre-funded amount, and the aggregate note principal balance of the [Class 3-AV] Notes exceeds the stated principal balance of the group [3] mortgage loans and any remaining loan group [3] pre-funded amount.]

See "--Loan Group [2] and Loan Group [3] - [Class 3-AV] Notes" below.

Loan Group [1]

In general, [on any distribution date prior to the fixed rate stepdown date or on which a fixed rate trigger event is in effect], the loan group [1] principal distribution amount will be distributed in the following order:

o [to the [Class AF] Notes and to the [Class AF-5B] Insurer in the priority described below;]

o [sequentially, in order of their seniority, to each class of [fixed rate subordinate notes], until the note principal balance of each class is reduced to zero; and]

o    [as part of the fixed rate loan group excess cashflow.]

In general, on any distribution date [on or after the fixed rate stepdown date and so long as no fixed rate trigger event is in effect], the loan group [1] principal distribution amount will be distributed in the following order:

o to the [Class AF] Notes, up to the [Class AF] principal distribution amount, until the note principal balance of each class is reduced to zero, in the priority described below;

o [to the [Class AF-5B] Insurer, any remaining premium payable with respect to the [Class AF-5B] policy and any remaining reimbursement amount that has not been paid from loan group [1] interest funds for that distribution date;]

o sequentially, in order of their seniority, to each class of [fixed rate subordinate notes], the fixed rate subordinate class principal distribution amount for that class, until the note principal balance thereof is reduced to zero; and

o    [as part of the fixed rate loan group excess cashflow.]

[Class AF Notes and [Class AF-5B] Insurer:]

Generally, for each distribution date prior to the fixed rate stepdown date or on which a fixed rate trigger event is in effect, amounts to be distributed to the [Class AF] Notes and the [Class AF-5B] Insurer will be distributed in the following order:

          [(i) to the [Class AF]-6 Notes, the NAS principal distribution amount, until the note principal balance thereof is reduced to zero;]

          (ii) concurrently, to the [Class AF-1A] and [Class AF-1B] Notes, pro rata based on their respective note principal balances, until the note principal balances thereof are reduced to zero;

          (iii) sequentially, to the [Class AF-2], [Class AF-3] and [Class AF-4] Notes, in each case until the note principal balance thereof is reduced to zero;

          (iv) concurrently, to (x) the [Class AF-5A] Notes and (y) the [Class AF-5B] Notes and the [Class AF-5B] Insurer, pro rata (based on, with respect to clause (x), the note principal balance of the [Class AF-5A] Notes, and with respect to clause (y), the note principal balance of the [Class AF-5B] Notes):

               (a) to the [Class AF-5A] Notes, until the note principal balance thereof is reduced to zero, and

               (b) sequentially:

                    [(I) to the [Class AF-5B] Insurer, any remaining premium payable with respect to the [Class AF-5B] policy that has not been paid from loan group [1] interest funds for that distribution date, and]

                    (II) to the [Class AF-5B] Notes, until the note principal balance thereof is reduced to zero;

          (v) [to the [Class AF-6] Notes without regard to the NAS principal distribution amount, until the note principal balance thereof is reduced to zero; and]

          (vi) [to the [Class AF-5B] Insurer, any remaining [Class AF-5B] reimbursement amount that has not been paid from loan group [1] interest funds for that distribution date.]

[However, if on any distribution date, the aggregate note principal balance of the [Class AF] Notes exceed the stated principal balance of the group [1] mortgage loans and any remaining loan group [1] pre-funded amount, the [Class AF] Notes will receive payments pro rata based on the note principal balances thereof, and prior to any payments to the [Class AF-5B] Insurer.]

[Generally, the allocations among the [Class AF] Notes are the same following the fixed rate stepdown date or if a fixed rate trigger event is in effect as before the stepdown date or a trigger event (except that following the fixed rate stepdown date, provided no fixed rate trigger event is in effect, the [Class AF-5B] Insurer will receive distributions after the [Class AF] Notes).]

[Class AF-6 Notes; NAS Principal Distribution Amount:]

The [Class AF-6] Notes are entitled to receive the NAS principal distribution amount prior to payments of principal of the other [Class AF] Notes. However, until the distribution date in [ ] 200[ ], the NAS principal distribution amount is equal to zero and it is expected that the AF-6 Notes will not receive any distributions of principal until the distribution date in [ ] 200[ ]. The NAS principal distribution amount is a specified percentage (that may exceed 100%) of the [Class AF-6] pro rata share of the principal distributable to the [Class AF] Notes. The specified percentage increases on the distribution date in [ ] 200[ ], [ ] 200[ ] and [ ] 200[ ], when it ultimately reaches [ ]%. Until the [ ] 200[ ] distribution date, it is expected that the [Class AF-6] Notes will receive a portion of principal payments that is smaller than its pro rata share of principal payments and on or after [ ] 200[ ] distribution date, the [Class AF]-6 Notes will receive an amount greater than its pro rata share of principal payments.

Loan Group [2] and Loan Group [3]

In general, on any distribution date [prior to the adjustable rate stepdown date or on which an adjustable rate trigger event is in effect], the loan group [2] and loan group [3] principal distribution amounts will be distributed in the following order:

o    from the loan group [2] principal distribution amount, sequentially,

          (a) to each class of [Class 2-AV] Notes in the priority described below, until the note principal balances thereof are reduced to zero, and

          (b) to each class of [Class 3-AV] Notes (after the payments described in clause (a) of the next bullet point) in the priority described below, until the note principal balances thereof are reduced to zero,

o    from the loan group [3] principal distribution amount, sequentially,

          (a) to each class of [Class 3-AV] Notes in the priority described below, until the note principal balances thereof are reduced to zero, and

          (b) to each class of [Class 2-AV] Notes (after the payments described in clause (a) of the preceding bullet point) in the priority described below, until the note principal balances thereof are reduced to zero;

o from any remaining loan group [2] and loan group [3] principal distribution amounts, sequentially, in order of their seniority, to each class of [adjustable rate subordinate notes], until the note principal balance of each class is reduced to zero; and

o from any remaining loan group [2] and loan group [3] principal distribution amounts, as part of the adjustable rate loan group excess cashflow.

In general, on any distribution date on or after the adjustable rate stepdown date and so long as no adjustable rate trigger event is in effect, the loan group [2] and loan group [3] principal distribution amounts will be distributed in the following order:

o [up to the [Class AV] principal distribution target amount, pro rata based on the related [Class AV] principal distribution allocation amount for the [Class 2-AV] Notes and the [Class 3-AV] Notes, respectively, concurrently, to (a) each class of [Class 2-AV] Notes, in an amount up to the [Class 2-AV] principal distribution amount in the order and priorities set forth below, until the note principal balances thereof are reduced to zero, and (b) each class of [Class 3-AV] Notes, in an amount up to the [Class 3-AV] principal distribution amount in the order and priorities set forth below, until the note principal balances thereof are reduced to zero; and after the aggregate note principal balance of the [Class 2-AV] or [Class 3-AV] Notes has been reduced to zero, any remaining unpaid [Class AV] principal distribution target amount will be distributed to the remaining [Class AV] Notes in the order and priorities set forth below for those notes;]

o sequentially, in order of their seniority, to each class of [adjustable rate subordinate notes], the adjustable subordinate class principal distribution amount for that class until the note principal balance thereof is reduced to zero; and

o    as part of the adjustable rate loan group excess cashflow.

[Class 2-AV Notes:]

Generally, for each distribution date, amounts to be distributed to the [Class 2-AV] Notes will be distributed concurrently, to the [Class 2-AV-1] and [Class 2-AV-2] Notes, pro rata, based on the note principal balances thereof, in each case until the note principal balances thereof are reduced to zero; but, if a group [2] sequential trigger event is in effect, principal will be distributed to the [Class 2-AV-1] and [Class 2-AV-2] Notes, sequentially, in that order, in each case until the note principal balance thereof is reduced to zero.

A group [2] sequential trigger event is, prior to the distribution date [ ] 200[ ], a separate trigger based on the loss experience of the group [2] mortgage loans, and on or after the distribution date in [ ] 200[ ], an adjustable rate trigger event. The group [2] sequential trigger event is described in more detail under "Description of the Notes -- Distributions -- Distributions of Principal Distribution Amounts for Loan Group [2] and Loan Group [3]" in this prospectus.

[Class 3-AV Notes:]

Generally, for each distribution date, amounts to be distributed to the [Class 3-AV] Notes will be distributed sequentially, to the [Class 3-AV-1], [Class

3-AV-2], [Class 3-AV-3] and [Class 3-AV-4] Notes, in that order, in each case until the note principal balance thereof is reduced to zero. However, if on any distribution date, the aggregate note principal balance of the [Class AV] Notes exceeds the aggregate the stated principal balance of the group [2] and group [3] mortgage loans and any remaining loan group [2] and loan group [3] pre-funded amount, and the aggregate note principal balance of the [Class 3-AV] Notes exceeds the stated principal balance of the group [3] mortgage loans and any remaining loan group [3] pre-funded amount, the [Class 3-AV] Notes will receive payments of principal pro rata based on the note principal balances thereof.

[Excess Cashflow]

Excess cashflow generally refers to the remaining amounts (if any) available for distribution to the notes after interest and principal distributions have been made. [The [Class AF] and [fixed rate subordinate notes] may also be allocated certain excess amounts related to fixed rate credit comeback loans. Fixed rate credit comeback loans are loans that provide borrowers the potential of certain mortgage rate reductions for good payment history as described in more detail under "The Mortgage Pool -- General -- Additional Information Regarding the Fixed Rate Mortgage Loans" in this prospectus supplement.]

Generally, excess cashflow from loan group [1] will be allocated to the [Class AF] Notes and the [fixed rate] subordinate notes and excess cashflow from loan group [2] and loan group [3] will be allocated to the [Class AV] Notes and the [adjustable rate] subordinate notes, however, if there is excess cashflow remaining after certain distributions on the related classes of notes, a portion of the excess cashflow may be allocated to an unrelated class of notes as described in this prospectus supplement under "Description of the Notes -- Overcollateralization Provisions."

Loan Group [1]

In general, on any distribution date, the loan group [1] excess cashflow (if any) (referred to as fixed rate excess cashflow) will be distributed in the following order:

o to each class of [Class AF] Notes and [fixed rate subordinate notes], in the same priority as described above with respect to payments of principal, the amount necessary to meet the target overcollateralization level with respect to loan group [1] (referred to as the fixed rate overcollateralization target amount);

o to the [fixed rate subordinate notes] sequentially, in order of their seniority, any interest carry forward amount and unpaid realized loss amount for each class, in that order;

o to each class of [Class AF] Notes and [fixed rate subordinate notes] (in the case of the [Class AF-1A] Notes, after payments of amounts available (if any) under the related corridor contract), pro rata, to the extent needed to pay any unpaid net rate carryover for the [Class AF] Notes and [fixed rate subordinate notes];

o if the target overcollateralization amount with respect to loan group [2] and loan group [3] (referred to as the adjustable rate overcollateralization target amount) has been previously met, to each class of [Class AV] Notes and [adjustable rate subordinate notes], in the same priority as described above with respect to payments of principal, the amount necessary to meet the adjustable rate overcollateralization target amount, to the extent not paid from adjustable rate excess cashflow;

o to the [Class 2-AV-2] Notes and the [adjustable rate subordinate notes] sequentially, in order of their seniority, any unpaid realized loss amount for each class, to the extent not paid from adjustable rate excess cashflow;

o to the carryover reserve fund, the required carryover reserve fund deposit; and

o to the Owner Trust Certificate, as specified in the sale and servicing agreement.

Loan Group [2] and Loan Group [3]

In general, on any distribution date, the loan group [2] and loan group [3] excess cashflow (if any) (referred to as adjustable rate excess cashflow) will be distributed in the following order:

o to each class of [Class AV] Notes and [adjustable rate subordinate notes], in the same priority as described above with respect to payments of principal, the amount necessary to meet the adjustable rate overcollateralization target amount;

o to the [Class 2-AV-2] Notes and the [adjustable rate subordinate notes] sequentially, in order of their seniority, any interest carry forward amount and unpaid realized loss amount for each class, in that order;

o to each class of [Class AV] Notes and [adjustable rate subordinate notes] (after payments of amounts available (if any) under the related corridor contract), pro rata, to the extent needed to pay any unpaid net rate carryover for the [Class AV] Notes and [adjustable rate subordinate notes];

o if the fixed rate target overcollateralization amount has been previously met, to each class of [Class AF] Notes and [fixed rate subordinate notes], in the same priority as described above with respect to payments of principal, the amount necessary to meet the fixed rate overcollateralization target amount to the extent not paid from fixed rate excess cashflow;

o to the [fixed rate subordinate notes] sequentially, in order of their seniority, any unpaid realized loss amount for each class to the extent not paid from fixed rate excess cashflow;

o to the carryover reserve fund, the required carryover reserve fund deposit;

o if a [Class 3-AV-1] acceleration event is in effect, to the [Class 3-AV-1] Notes, the [Class 3-AV-1] acceleration amount; and

o to the Owner Trust Certificate, as specified in the sale and servicing agreement.

[Class 3-AV-1 Target Amount:]

After the distribution date in [ ] 20[ ], if the note principal balance of the [Class 3-AV-1] Notes after all other distributions of principal exceeds a specified target amount (referred to as a [Class 3-AV-1] acceleration event), remaining adjustable rate excess cashflow in the priority shown above will be allocated to the [Class 3-AV-1] Notes to reduce the note principal balance of the [Class 3-AV-1] Notes to the targeted level.

See "Description of the Notes -- Overcollateralization Provisions" in this prospectus supplement.

Credit Enhancement

Credit enhancements provide limited protection to holders of certain notes against shortfalls in payments received on the mortgage loans. This transaction employs the following forms of credit enhancement:

[Overcollateralization]

"Overcollateralization" refers to the amount by which the aggregate stated principal balance of the mortgage loans in a loan group or groups and any remaining related pre-funded amount, exceeds the aggregate note principal balance of the related classes of notes.

On the closing date, it is expected that:

o the sum of the aggregate stated principal balance of the group [1] mortgage loans and any amounts on deposit in the pre-funding account in respect of loan group [1] will exceed the initial aggregate note principal balance of the [Class AF] Notes and the [fixed rate subordinate notes] by approximately $[ ]; and

o the sum of the aggregate stated principal balance of the group [2] and group [3] mortgage loans and any amounts on deposit in the pre-funding account in respect of loan group [2] and loan group [3] will exceed the initial aggregate note principal balance of the [Class AV] Notes and the [adjustable rate subordinate notes] by approximately $[ ].

However, these amounts are less than the required initial levels of overcollateralization required by the sale and servicing agreement.

The mortgage loans in each loan group are expected to generate more interest than is needed to pay interest on the related notes because the weighted average interest rate of the mortgage loans is expected to be higher than the weighted average interest rate on the related notes, plus the weighted average expense fee rate, and in the case of loan group [1] and the [Class AF-5B] Notes, the [Class AF-5B] policy premium rate. The "expense fee rate" is the sum of the servicing fee rate and the indenture trustee fee rate. Any interest payments received in respect of the mortgage loans in a loan group in excess of the amount that is needed to pay interest on the related notes, the issuing entity's expenses, and in the case of loan group [1], the [Class AF-5B] policy premium, will be used to reduce the total note principal balance of the related notes, until the required level of overcollateralization has been achieved and to maintain the required levels, once they have been met.

On any distribution date, the amount of overcollateralization (if any) for each loan group or loan groups will be available to absorb the losses from liquidated mortgage loans that would otherwise be allocated to the related notes, if those losses are not otherwise covered by excess cashflow (if any) from the related mortgage loans. The required levels of overcollateralization may change over time.

See "Description of the Notes--Overcollateralization Provisions" in this prospectus supplement.

Subordination

The issuance of senior notes and subordinate notes by the issuing entity is designed to increase the likelihood that senior noteholders will receive regular payments of interest and principal.

The [Class AF] Notes will have a payment priority over the [fixed rate subordinate notes]. The [Class AV] Notes will have a payment priority over the [adjustable rate subordinate notes]. With respect to the [fixed rate subordinate notes], the [Class MF] Notes with a lower numerical designation will have a payment priority over [Class MF] Notes with a higher numerical designation, and all the [Class MF] Notes will have a payment priority over the [Class BF] Notes. With respect to the [adjustable rate subordinate notes], the [Class MV] Notes with a lower numerical designation will have a payment priority over [Class MV] Notes with a higher numerical designation and all the [Class MV] Notes will have a payment priority over the [Class BV] Notes.

Subordination is designed to provide the holders of notes having a higher payment priority with protection against losses realized when the remaining unpaid principal balance of a mortgage loan exceeds the proceeds recovered upon the liquidation of that mortgage loan. In general, this loss protection is accomplished by allocating realized losses among the subordinate notes related to the loan group or loan groups, beginning with the related subordinate notes with the lowest payment priority. In addition, if the note principal balances of the [adjustable rate subordinate notes] are reduced to zero as a result of the allocation of realized losses, any additional realized losses on the group [2] mortgage loans will be allocated to the [Class 2-AV-2] Notes until the note principal balance of that class is reduced to zero.

Excess cashflow from a loan group will be available [to restore the overcollateralization for the other loan group or loan groups and,] to pay unpaid realized loss amounts to the subordinate notes related to the other loan group and, in the case of loan group [2], to pay unpaid realized loss amounts to the [Class 2-AV-2] Notes, in each case, to the extent available and in the priority described in this prospectus supplement. However, realized losses on the mortgage loans in a loan group or loan groups will be allocated solely to the classes of subordinate notes related to that loan group and, in the case of loan group [2], to the [Class 2-AV-2] Notes.

[The Corridor Contracts]

[ ] has purchased four interest rate corridor contracts, each of which will be assigned to

[ ], in its capacity as corridor contract administrator, on the closing date:

o    the [Class AF-1A] corridor contract;

o    the [Class 2-AV] corridor contract;

o    the [Class 3-AV] corridor contract; and

o    the [adjustable rate subordinate] corridor contract.

[On or prior to the applicable corridor contract termination date, the corridor contract counterparty will be required to make monthly payments to the corridor contract administrator, if one-month LIBOR for the related payment date moves above a specified rate, subject to a maximum rate of payment. Payments made under each corridor contract will be made to the corridor contract administrator and allocated between the issuing entity and [ ] as described in "Description of the Notes -- The Corridor Contracts" in this prospectus supplement.]

The amounts allocated to the issuing entity in respect of a corridor contract will be available to the applicable class(es) of notes, as described in this prospectus supplement to cover net rate carryover resulting from the application of the applicable net rate cap to the related interest rate(s).

Any amounts received in respect of a corridor contract and allocated to the issuing entity for a distribution date that are not used on that date to cover net rate carryover on the related notes are expected to be distributed to [the holder of the Owner Trust Certificate] as provided in the sale and servicing agreement and will not be available thereafter for payment of net rate carryover on any class of notes.

Although ongoing payment are not required under the corridor contracts, certain termination payments may be required as described in "Description of the Notes -- The Corridor Contracts" in this prospectus supplement.

[Class AF-5B Note Guaranty Insurance Policy]

The [Class AF-5B] Notes have the benefit of a note guaranty insurance policy, called the [Class AF-5B] policy, pursuant to which [ ] will unconditionally and irrevocably guarantee certain payments on the [Class AF-5B] Notes on each distribution date subject to certain terms and conditions set forth in the [Class AF-5B] policy. The [Class AF-5B] policy will not cover any class of Notes other than the [Class AF-5B] Notes.

See "Description of the Notes -- The [Class AF-5B] Note Guaranty Insurance Policy" in this prospectus supplement.

Allocation of Losses

[After the credit enhancement provided by excess cashflow and overcollateralization (if any) have been exhausted,] collections otherwise payable to related subordinate classes will comprise the sole source of funds from which credit enhancement is provided to the related senior notes, [except for the [Class AF-5B] Notes which will also have the benefit of the [Class AF-5B] Policy]. Realized losses of a particular loan group or loan groups are allocated to the related subordinate notes, beginning with the related subordinate notes with the lowest payment priority, until the principal balance of that related subordinate class has been reduced to zero. [If the aggregate note principal balance of the [adjustable rate subordinate notes] has been reduced to zero, realized losses on the group [2] mortgage loans will be allocated to the [Class 2-AV-2] Notes until the note principal balance of that class is reduced to zero.] Losses will not be allocated to the senior notes [(other than the [Class 2-AV-2] Notes)], however, if the aggregate note principal balance of the subordinate classes [and the [Class 2-AV-2] Notes] were to be reduced to zero, delinquencies and defaults on the mortgage loans in the related loan group or loan groups would reduce the amount of funds available for monthly distributions to the holders of the related remaining senior notes.

Advances

The master servicer will make cash advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent that the master servicer reasonably believes that the cash advances can be repaid from future payments on the related mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the notes and are not intended to guarantee or insure against losses.

See "Servicing of the Mortgage Loans -- Advances" in this prospectus supplement.

Repurchase, Substitution and Purchase of Mortgage Loans

The sellers may be required to repurchase, or substitute, a replacement mortgage loan for any mortgage loan as to which there exists deficient documentation or as to which there has been an uncured breach of any representation or warranty relating to the characteristics of the mortgage loans that materially and adversely affects the interests of the noteholders in that mortgage loan.

Additionally, the [master servicer] may purchase from the issuing entity any mortgage loan that is delinquent in payment by [150] days or more.

The purchase price for any mortgage loans repurchased or purchased by a seller or the master servicer will be generally equal to the stated principal balance of the mortgage loan plus interest accrued at the applicable mortgage rate (and in the case of purchases by the master servicer, less the servicing fee rate).

See "The Mortgage Pool -- Assignment of the Mortgage Loans" and "Description of the Notes -- Optional Purchase of Defaulted Loans" in this prospectus supplement and "Loan Program -- Representations by Sellers; Repurchases" in the prospectus.

Optional Termination

The [master servicer] may purchase all of the remaining assets of the issuing entity on any distribution date on or after the first distribution date on which the aggregate stated principal balance of the mortgage loans and any foreclosed real estate owned by the issuing entity declines to or below [ ]% of the sum of the aggregate stated principal balance of the [initial mortgage loans as of the initial cut-off date and the amount, if any, deposited into the pre-funding account on the closing date]. If the master servicer exercises the optional termination right it will result in the early retirement of the notes. [The NIM Insurer may also have the right to purchase all of the remaining assets in the issuing entity.]

See "Description of the Notes -- Optional Termination" in this prospectus supplement.

Material Federal Income Tax Consequences

Subject to the qualifications described under "Material Federal Income Tax Consequences" in this prospectus supplement, [Sidley Austin LLP] [Thacher

Proffitt & Wood LLP], special tax counsel to the depositor, is of the opinion that, under existing law, a note will be treated as a debt instrument for federal income tax purposes. Furthermore, special tax counsel to the depositor is of the opinion that neither the issuing entity nor any portion of the issuing entity will be treated as a corporation, a publicly traded partnership taxable as a corporation, or a taxable mortgage pool for federal income tax purposes.

See "Material Federal Income Tax Consequences" in this prospectus supplement and in the prospectus.

Legal Investment Considerations

The [Class AF] and [Class AV] Notes and the [Class MF-1], [Class MF-2], [Class MF-3], [Class MV-1], [Class MV-2] and [Class MV-3] Notes will be "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984. None of the other classes of offered notes will be "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

See "Legal Investment" in the prospectus.

ERISA Considerations

The [offered notes] may be purchased by a pension or other benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended, or
Section 4975 of the Internal Revenue Code of 1986, as amended, or by an entity investing the assets of a benefit plan, so long as certain conditions are met.

A fiduciary of an employee benefit or other plan or an individual retirement account must determine that the purchase of an [offered note] is consistent with its fiduciary duties under applicable law and does not result in a non-exempt prohibited transaction under applicable law. Any person who acquires an [offered note] on behalf of or with plan assets of an employee benefit or other plan subject to ERISA or Section 4975 of the Code will be deemed to make certain representations.

See "ERISA Considerations" in this prospectus supplement and in the prospectus.

                        SUMMARY OF TRANSACTION PARTIES


                       ________________________________
                      |       Sponsor and Seller       |
                      |       ------------------       |
                      | [Countrywide Home Loans, Inc.] |
                      |________________________________|   __________________
                              /  |               ^        | Corridor Contract|
                             /   |Mortgage Loans  \       | -----------------|
                            /    |                 \      |   Counterparty   |
                           /     |                  \     |   ------------   |
                          /      |   Excess Corridor \    |   [          ]   |
                         /       |   Contract Payments\   |__________________|
                        /        |                     \    Corridor Contract|
                       /          \                     \   Payments         |
     Mortgage Loans   /            ------ \              \                   |
                     /                     \              \__________________V_
                    /                       \             | [Corridor Contract |
                   /                         \            | ------------------ |
                  /                           \           |   Administrator]   |
                 /                             \          |   --------------   |
                /                               \         |   [            ]   |
 ______________V__________                       \        |____________________|
|    [Other Sellers]      |                     __V________        /
|    ---------------      |                    | Depositor |      /
|[Special Purpose Entities|---Mortgage Loans-->| --------- |     /
| Created by the Sponsor] |                    |CWHEQ, Inc.|    /
|_________________________|         /----------|___________|   /
                                    |                         /Net Corridor
                                    |     /------------------/ Contract Payments
                                    |    |
                                    |    |        Mortgage Loans
                                    |    |
 _______________               _____V____V_______   Insurance      ____________
|Master Servicer|  Mortgage   |  Issuing Entity  |  Payments for  |[Class AF-5B|
|---------------|  Loan       |  --------------  |  [Class AF-5B] |------------|
| and Servicer  |  Servicing  |CWHEQ Asset-Backed|  Notes         |  Insurer]  |
| ------------  |             |    Notes Trust   |                |  --------  |
| [Countrywide  |-------------|    200[ ]- [ ]   |<---------------|  [      ]  |
|  Home Loans   |             |                  |--------------->|____________|
| Servicing LP] |             |   Owner Trustee  |
|_______________|             |   -------------  |   Premium
                              |   [           ]  |   Payments
                              |__________________|
                                      |
                                      | Mortgage Files
                                      |
                               _______V_________
                              |Indenture Trustee|
                              |-----------------|
                              |[               ]|
                              |_________________|

                                 RISK FACTORS

The following information, which you should carefully consider, identifies certain significant sources of risk associated with an investment in the notes. You should also carefully consider the information set forth under "Risk Factors" in the prospectus.

The Notes are Backed by Mortgage Loans
that Will Experience Higher Rates of
Delinquency and Loss than Mortgage
Loans Underwritten to More Traditional
Standards ............................    [Countrywide Home Loans Inc.]'s
                                          credit blemished mortgage loan
                                          underwriting standards are more
                                          flexible than the standards
                                          generally used by banks for
                                          borrowers with non-blemished credit
                                          histories with regard to the
                                          borrower's credit standing and
                                          repayment ability. Borrowers who
                                          qualify generally have impaired
                                          credit histories, which may include
                                          a record of major derogatory credit
                                          items such as outstanding judgments
                                          or prior bankruptcies. [On a case by
                                          case basis, [Countrywide Home Loans,
                                          Inc.] may determine that, based upon
                                          compensating factors, a prospective
                                          borrower not strictly qualifying
                                          under its applicable underwriting
                                          risk category guidelines warrants an
                                          underwriting exception. It is
                                          expected that a significant number
                                          of the mortgage loans will have been
                                          originated based on underwriting
                                          exceptions of these types.] As a
                                          result of [Countrywide Home Loans
                                          Inc.]'s underwriting standards,
                                          [including the origination of
                                          mortgage loans based on underwriting
                                          exceptions,] the mortgage loans in
                                          the mortgage pool are likely to
                                          experience rates of delinquency,
                                          foreclosure and bankruptcy that are
                                          higher, and that may be
                                          substantially higher, than those
                                          experienced by mortgage loans
                                          underwritten in a more traditional
                                          manner.

High or Increasing Loan-to-Value Ratio
May Impact Mortgage Loan Loss and
Delinquency Rates More than Loans
Originated Under More Traditional
Standards ............................    [Countrywide]'s underwriting
                                          standards do not prohibit a
                                          mortgagor from obtaining, at the
                                          time of origination of the
                                          originator's first lien mortgage
                                          loan, additional financing which is
                                          subordinate to that first lien
                                          mortgage loan. This subordinate
                                          financing may not be reflected in
                                          the loan-to-value ratio set forth in
                                          this prospectus supplement.
                                          High-loan-to-value ratios may make
                                          it more difficult for a mortgage
                                          borrower to make payments under the
                                          related mortgage loans.
                                          Additionally, values of mortgaged
                                          properties may decrease from the
                                          time that the mortgage loan is
                                          originated, resulting in a higher
                                          loan to value ratio. A decrease in
                                          value of the mortgaged property may
                                          effect the mortgage borrower's
                                          performance on the mortgage loan.
                                          Additionally, in either case, the
                                          high loan-to-value ratio may have a
                                          greater effect on the delinquency,
                                          foreclosure, bankruptcy and loss
                                          experience of the mortgage loans in
                                          the mortgage pool than on mortgage
                                          loans originated in a more
                                          traditional manner. We cannot assure
                                          you that the values of the related
                                          mortgaged properties have remained
                                          or will remain at the levels in
                                          effect on the dates of origination
                                          of the related mortgage loans.

Subordinate Notes and [Class 2-AV-1]
Notes have A Greater Risk of Loss
because of Subordination Features;
Credit Enhancement May Not Be
Sufficient to Protect

Senior Notes from Losses .............    When certain classes of notes
                                          provide credit enhancement for other
                                          classes of notes this is sometimes
                                          referred to as "subordination." The
                                          subordination feature is intended to
                                          enhance the likelihood that senior
                                          noteholders will receive regular
                                          payments of interest and principal.
                                          For purposes of this prospectus
                                          supplement, "related subordinate
                                          classes" means:

                                          o    with respect to the [Class AF]
                                               Notes, the [fixed rate
                                               subordinate notes],

                                          o    with respect to the [Class AV]
                                               Notes, the [adjustable rate
                                               subordinate notes],

                                          o    with respect to the [Class
                                               2-AV-1] Notes and the
                                               allocation of realized losses,
                                               the [Class 2-AV-2] Notes,

                                          o    with respect to each class of
                                               Notes having an ["MF"]
                                               designation, (i) each other
                                               class of Notes having an ["MF"]
                                               designation and a higher
                                               numerical designation than the
                                               class, if any, and (ii) the
                                               Class [BF] Notes, and

                                          o    with respect to each class of
                                               Notes having an ["MV"]
                                               designation, (i) each other
                                               class of Notes having an ["MV"]
                                               designation and a higher
                                               numerical designation than the
                                               class, if any, and (ii) the
                                               [Class BV] Notes.

                                          Credit enhancement in the form of
                                          subordination will be provided for
                                          the notes, by:

                                          o    the right of the holders of the
                                               senior notes to receive certain
                                               distributions prior to the
                                               related subordinate classes;

                                          o    the allocation of realized
                                               losses on the mortgage loans in
                                               a loan group or loan groups to
                                               the related subordinate
                                               classes, beginning with the
                                               [Class BF] (in the case of loan
                                               group [1]) and [Class BV] Notes
                                               (in the case of loan group [2]
                                               or loan group [3]); and

                                          o    if the note principal balances
                                               of the [adjustable rate
                                               subordinate notes] are reduced
                                               to zero as a result of the
                                               allocation of realized losses,
                                               the allocation of any
                                               additional realized losses on
                                               the group [2] mortgage loans to
                                               the [Class 2-AV-2] Notes.

                                          This type of credit enhancement is
                                          provided by:

                                          o    using collections on the
                                               mortgage loans in a loan group
                                               otherwise payable to the
                                               holders of the related
                                               subordinate classes to pay
                                               amounts due on the more senior
                                               related classes; and

                                          o    allocating realized losses of a
                                               particular loan group or loan
                                               groups to the related
                                               subordinate notes, beginning
                                               with the related subordinate
                                               notes with the lowest payment
                                               priority, until the principal
                                               balance of that related
                                               subordinate class has been
                                               reduced to zero.

                                          [This means that after the credit
                                          enhancement provided by excess
                                          cashflow and overcollateralization
                                          (if any) have been exhausted,

                                          o    collections otherwise payable
                                               to related subordinate classes
                                               will comprise the sole source
                                               of funds from which credit
                                               enhancement is
                                               provided to the related senior
                                               notes, except for the [Class
                                               AF-5B] Notes which will also
                                               have the benefit of the [Class
                                               AF-5B] Policy; and

                                          o    realized losses on the mortgage
                                               loans of a particular loan
                                               group will be allocated to the
                                               most junior class of related
                                               subordinate notes outstanding,
                                               until the respective note
                                               principal balance of that class
                                               of subordinate notes has been
                                               reduced to zero.]

                                          [If the aggregate note principal
                                          balance of the [adjustable rate
                                          subordinate notes] has been reduced
                                          to zero, realized losses on the
                                          group [2] mortgage loans will be
                                          allocated to the [Class 2-AV-2]
                                          Notes until the note principal
                                          balance of that class is reduced to
                                          zero.] If the aggregate note
                                          principal balance of the subordinate
                                          classes and the [Class 2-AV-2] Notes
                                          were to be reduced to zero,
                                          delinquencies and defaults on the
                                          mortgage loans in the related loan
                                          group or loan groups would reduce
                                          the amount of funds available for
                                          monthly distributions to the holders
                                          of the related senior notes.

                                          Additionally, investors in the
                                          [fixed rate subordinate notes]
                                          should note that amounts due to the
                                          [Class AF-5B] Insurer for premiums
                                          and reimbursements for prior draws,
                                          including interest thereon, will be
                                          paid from interest and principal on
                                          the fixed rate mortgage loans prior
                                          to any payments on those subordinate
                                          notes.

                                          You should fully consider the risks
                                          of investing in a subordinate note
                                          and the [Class 2-AV-2] Notes,
                                          including the risk that you may not
                                          fully recover your initial
                                          investment as a result of realized
                                          losses. In addition, investors in a
                                          class of senior notes [(other than
                                          the [Class AF-5B] Notes, which have
                                          the benefit of the [Class AF-5B]
                                          Policy)] should consider the risk
                                          that, [after the credit enhancement
                                          provided by related excess cashflow
                                          and overcollateralization (if any)
                                          have been exhausted,] the
                                          subordination of the related classes
                                          of subordinated notes (and in the
                                          case of the [Class 2-AV-1] Notes,
                                          the [Class 2-AV-2] Notes) may not be
                                          sufficient to protect that class of
                                          senior notes from losses.

                                          See "Description of the Notes" in
                                          this prospectus supplement.

[Overcollateralization and Excess
Interest May Not Be Sufficient to
Protect Notes from Losses on the
Mortgage Loans] ....................      [The amount by which the sum of the
                                          aggregate stated principal balance
                                          of the mortgage loans in a loan
                                          group or loan groups and the amount
                                          on deposit in the pre-funding
                                          account in respect of the related
                                          loan group exceeds the aggregate
                                          note principal balance of the
                                          related classes of notes is called
                                          "overcollateralization." The
                                          mortgage loans in a loan group or
                                          loan groups are expected to generate
                                          more interest than is needed to pay
                                          interest on the related notes
                                          because the weighted average
                                          interest rate on the mortgage loans
                                          is expected to be higher than the
                                          weighted average interest rate on
                                          these notes plus the expense fee
                                          rate, and in the case of the [Class
                                          AF-5B] Notes, the [Class AF-5B]
                                          policy premium rate. This "excess
                                          interest" from the related loan
                                          group or loan groups will be used to
                                          make additional principal payments
                                          on the related notes to the extent
                                          described in this prospectus
                                          supplement. Overcollateralization is
                                          intended to provide limited
                                          protection to noteholders by
                                          absorbing the notes' share of losses
                                          from liquidated mortgage loans in
                                          the related loan group or loan
                                          groups. However, we cannot assure
                                          you that enough excess interest will
                                          be
                                          generated on the mortgage loans to
                                          create or maintain the required
                                          levels of overcollateralization.

                                          The excess interest available on any
                                          distribution date will be affected
                                          by the actual amount of interest
                                          received, collected or recovered in
                                          respect of the mortgage loans during
                                          the preceding month. The amount of
                                          interest received, collected or
                                          recovered will be influenced by
                                          changes in the weighted average of
                                          the mortgage rates resulting from
                                          prepayments and liquidations of the
                                          mortgage loans as well as from
                                          adjustments of the mortgage rates on
                                          adjustable rate mortgage loans.
                                          Because the amount of excess
                                          interest available may vary and
                                          because the interest rates on the
                                          adjustable-rate notes may increase,
                                          it may be necessary to apply all or
                                          a portion of the available interest
                                          to cover the interest requirements.
                                          As a result, available excess
                                          interest may be reduced.
                                          Furthermore, a disproportionately
                                          high rate of prepayments of high
                                          interest rate mortgage loans would
                                          have a negative effect on future
                                          excess interest.

                                          If the protection afforded by
                                          overcollateralization is
                                          insufficient and in the case of the
                                          [Class AF-5B] Notes, the [Class
                                          AF-5B] Insurer were to fail to
                                          perform its obligations under the
                                          [Class AF-5B] Policy, then the
                                          holders of the notes could
                                          experience a loss on their
                                          investment.]

Difference Between Mortgage Rates
and Adjustable Note Pass-Through May
Reduce Excess
Interest...............................   The interest rates on the
                                          [adjustable rate notes] may adjust
                                          monthly and are generally based on
                                          [one-month LIBOR]. The mortgage
                                          rates on the mortgage loans either
                                          are [fixed or adjust semi-annually
                                          based on six-month LIBOR, which is
                                          referred to as a mortgage index, but
                                          in most cases only after a period of
                                          two or three years after
                                          origination]. Because the mortgage
                                          index may respond to various
                                          economic and market factors
                                          different than those affecting
                                          [one-month LIBOR], there is not
                                          necessarily a correlation in
                                          movement between the interest rates
                                          on those mortgage loans and the
                                          interest rates of the [adjustable
                                          rate notes]. For example, it is
                                          possible that the interest rates on
                                          certain of the adjustable rate
                                          mortgage loans may decline while the
                                          interest rates on the [adjustable
                                          rate notes] are stable or rising. In
                                          addition, although it is possible
                                          that both the mortgage rates and
                                          note interest rates may decline or
                                          increase during the same period,
                                          mortgage rates may decline or
                                          increase more slowly than the note
                                          interest rates because of the
                                          difference between interest rate
                                          adjustment periods and interest rate
                                          adjustment periods. An increase in
                                          the interest rates on certain of the
                                          adjustable rate mortgage loans while
                                          the interest rates on the
                                          [adjustable rate notes] are stable
                                          or rising, could result in less
                                          amounts being available as excess
                                          interest.

Net Rate Cap Puts a Limit on the
Interest Rate of the Notes ............   The absence of a correlation between
                                          movement in the mortgage rates and
                                          the note interest rates may reduce
                                          the interest payable on the related
                                          interest-bearing notes because of
                                          the imposition of an interest rate
                                          cap called the "net rate cap." In
                                          addition, prepayments of mortgage
                                          loans in a loan group or loan groups
                                          with relatively higher mortgage
                                          rates may reduce the applicable net
                                          rate cap and consequently reduce the
                                          interest rate for one or more
                                          related classes of offered notes.
                                          [We intend that the amount by which
                                          a noteholder's interest payment has
                                          been reduced by operation of the
                                          applicable net rate cap be paid from
                                          remaining excess cashflow (if any)
                                          as
                                          described in this prospectus
                                          supplement.] [In addition, prior to
                                          the applicable corridor contract
                                          termination date, the [Class AF-1A]
                                          Notes, the [Class 2-AV] Notes, the
                                          [Class 3-AV] Notes, and the
                                          [adjustable rate subordinate notes]
                                          will also be entitled to receive the
                                          amount of the reduction in interest
                                          resulting from the operation of the
                                          applicable net rate cap from
                                          payments (if any) allocated to the
                                          issuing entity in respect of the
                                          applicable interest rate corridor
                                          contract, as described in this
                                          prospectus supplement.] However, we
                                          cannot assure you that any these
                                          funds will be available, or
                                          sufficient, to make any payments
                                          with respect to these reductions.
                                          The [Class AF-5B] Policy will not
                                          cover any of these shortfalls
                                          allocated to the [Class AF-5B]
                                          Notes.

                                          [Payments from the corridor
                                          contracts are dependent solely upon
                                          the performance of the corridor
                                          contract counterparty. Thus,
                                          payments of these amounts involve
                                          counterparty risk. The ratings
                                          assigned to the [adjustable rate
                                          notes] do not take into account any
                                          payments received from the corridor
                                          contract or the payment of net rate
                                          carryover.]

[Limitations on the [Class AF-5B]
Policy Will Limit the Amount Paid to
[Class AF-5B] Notes]...................   [On each distribution date,
                                          investors are entitled to the
                                          current interest at the interest
                                          rate, without reduction for
                                          shortfalls resulting from
                                          prepayments or the Relief Act or
                                          similar state and local laws.
                                          However, the [Class AF-5B] Policy
                                          will only cover the current interest
                                          on the [Class AF-5B] Notes as
                                          reduced by these shortfalls. In
                                          addition, no distributions in
                                          respect of principal of the [Class
                                          AF-5B] Notes is due under the [Class
                                          AF-5B] Policy until the maturity
                                          date for the [Class AF-5B] Notes,
                                          even if the [Class AF-5B] Notes are
                                          undercollateralized.

                                          Investors in the [Class AF] Notes
                                          (other than the [Class AF-5B] Notes)
                                          and the [adjustable rate subordinate
                                          notes] should note that amounts due
                                          the [Class AF-5B] Insurer for
                                          premiums and reimbursements for
                                          prior draws on the [Class AF-5B]
                                          Policy (including interest thereon)
                                          will be paid from interest and
                                          principal on the mortgage loans even
                                          though those investors will not
                                          benefit from the [Class AF-5B]
                                          Policy.]

Prepayments on the Mortgage Loans Are
Unpredictable and Could Adversely
Affect Your Yield and Reinvestment ....   No one can accurately predict the
                                          level of prepayments that the
                                          mortgage loans will experience. The
                                          prepayment experience of the
                                          mortgage loans may be affected by
                                          many factors, including:

                                          o    general economic conditions,

                                          o    the level of prevailing
                                               interest rates,

                                          o    the availability of alternative
                                               financing,

                                          o    the applicability of prepayment
                                               charges, and

                                          o    homeowner mobility.

                                          Any mortgage loan may be prepaid in
                                          full or in part at any time;
                                          however, approximately [ ]%, [ ]%
                                          and [ ]% of the mortgage loans in
                                          the statistical calculation pool in
                                          respect of loan group [1], loan
                                          group [2] and
                                          loan group [3], respectively, in
                                          each case by principal balance of
                                          the mortgage loans in the
                                          statistical calculation pool in
                                          respect of the related loan group
                                          provide, and any subsequent mortgage
                                          loans may provide, for the payment
                                          by the borrower of a prepayment
                                          charge on certain prepayments during
                                          the period of time specified in the
                                          related mortgage note. In addition,
                                          substantially all of the mortgage
                                          loans contain due-on-sale
                                          provisions, and the master servicer
                                          intends to enforce those provisions
                                          unless doing so is not permitted by
                                          applicable law or the master
                                          servicer, in a manner consistent
                                          with reasonable commercial practice,
                                          permits the purchaser of the
                                          mortgaged property in question to
                                          assume the related mortgage loan.

                                          See "The Mortgage Pool" and "Yield,
                                          Prepayment and Maturity
                                          Considerations" in this prospectus
                                          supplement and "Certain Legal
                                          Aspects of the Loans -- Due-on-Sale
                                          Clauses" in the prospectus for a
                                          description of certain provisions of
                                          the mortgage loans that may affect
                                          their prepayment experience.

                                          The weighted average lives of the
                                          offered notes will be sensitive to
                                          the rate and timing of principal
                                          payments (including prepayments) on
                                          the mortgage loans in the related
                                          loan group or loan groups, which may
                                          fluctuate significantly from time to
                                          time, and will be affected by any
                                          prepayment resulting from the
                                          distribution of amounts (if any) on
                                          deposit in the pre-funding account
                                          after the end of the funding period.

                                          You should note that:

                                          o    generally, if you purchase your
                                               notes at a discount and
                                               principal is repaid on the
                                               mortgage loans in the related
                                               loan group or loan groups
                                               slower than you anticipate,
                                               then your yield may be lower
                                               than you anticipate,

                                          o    for the [adjustable rate
                                               notes], your yield will also be
                                               sensitive to:

                                               (1)  the level of one-month
                                                    LIBOR,

                                               (2)  the timing of adjustment
                                                    of the interest rate on
                                                    your note as it relates to
                                                    the interest rates on the
                                                    applicable mortgage loans
                                                    and, in the case of the
                                                    adjustable rate mortgage
                                                    loans, the level of the
                                                    mortgage index, the timing
                                                    of adjustment of the
                                                    interest rates on those
                                                    mortgage loans, and
                                                    periodic and lifetime
                                                    limits on those
                                                    adjustments, and

                                               (3)  other limitations on the
                                                    interest rate of the notes
                                                    as described further in
                                                    this prospectus
                                                    supplement, and

                                          o    you bear the reinvestment risks
                                               resulting from a faster or
                                               slower rate of principal
                                               payments than you expect.

                                          See "Yield, Prepayment and Maturity
                                          Considerations" in this prospectus
                                          supplement.

Your Yield Will Be Affected by the
Interest-Only Feature of Some of the
Mortgage Loans ........................   Approximately [ ]%, [ ]% and [ ]% of
                                          the mortgage loans in the
                                          statistical calculation pool in
                                          respect of loan group [1], loan
                                          group [2]
                                          and loan group [3], respectively, in
                                          each case by principal balance of
                                          the mortgage loans in the
                                          statistical calculation pool in
                                          respect of the related loan group
                                          require, and any subsequent mortgage
                                          loans may require, monthly payments
                                          of only accrued interest for the
                                          first [2, 3 or 5] years after
                                          origination. During the interest
                                          only period, the borrower is not
                                          required to pay any principal on the
                                          borrower's loan, and therefore, less
                                          principal will be available for
                                          distribution to noteholders than
                                          would be the case if the mortgage
                                          loans amortized as of their first
                                          payment dates. In addition, assuming
                                          that borrowers of interest only
                                          mortgage loans make only their
                                          required monthly payments, at the
                                          end of the interest only period,
                                          interest only mortgage loans will
                                          have larger outstanding principal
                                          balances than mortgage loans with
                                          the same mortgage rate and original
                                          principal balance that amortize as
                                          of their first payment date.
                                          Accordingly, interest only mortgage
                                          loans may have a higher risk of
                                          default after the interest only
                                          period due to the increased monthly
                                          payment necessary to amortize fully
                                          the mortgage loan over its remaining
                                          term to maturity.

                                          Investors should consider the fact
                                          that during its interest only
                                          period, the monthly payment on an
                                          interest only loan with the same
                                          mortgage rate and monthly payment as
                                          a mortgage loan that is fully
                                          amortizing as of its first payment
                                          date would support a higher
                                          principal balance than that of the
                                          fully amortizing mortgage loan.
                                          Accordingly, during the interest
                                          only period, interest only mortgage
                                          loans may be less likely to prepay
                                          since the perceived benefits from
                                          refinancing may be less than if the
                                          mortgage loans were fully
                                          amortizing. As the interest only
                                          period approaches its end, however,
                                          these mortgage loans may be more
                                          likely to be refinanced in order to
                                          avoid higher monthly payments
                                          necessary to amortize fully the
                                          mortgage loans.

                                          Interest only mortgage loans also
                                          may involve a greater degree of risk
                                          because if the related mortgagor
                                          defaults its outstanding principal
                                          balance will be higher than for an
                                          amortizing mortgage loan.

Geographic Concentration of
Mortgaged Properties in Certain
States Increases the Impact that
Events in Those States Could Have On
The Notes .............................   The tables in Annex A related to the
                                          state distribution of the mortgaged
                                          properties for the various groups of
                                          mortgage loans in the statistical
                                          calculation pool set forth the
                                          geographic concentration of the
                                          mortgaged properties, including the
                                          percentage by principal balance of
                                          the mortgage loans in the
                                          statistical calculation pool in each
                                          loan group, that are secured by
                                          mortgaged properties that are
                                          located in [states with
                                          concentrations above 10%]. [Property
                                          in California is more susceptible
                                          than homes located in other parts of
                                          the country to certain types of
                                          uninsurable hazards, such as
                                          earthquakes, floods, mudslides and
                                          other natural disasters, and
                                          property in Florida and the
                                          southeastern portion of the United
                                          States is also more susceptible than
                                          homes located in other parts of the
                                          country to certain types of
                                          uninsurable hazards, such as
                                          hurricanes, floods and other natural
                                          disasters.] In addition:

                                          o    economic conditions in states
                                               with significant concentrations
                                               (which may or may not affect
                                               real property values) may
                                               affect the ability of borrowers
                                               to repay their loans,

                                          o    declines in the residential
                                               real estate markets in states
                                               with significant
                                               concentrations may reduce the
                                               values of properties located in
                                               those states, which would
                                               result in an increase in the
                                               loan-to-value ratios, and

                                          o    any increase in the market
                                               value of properties located in
                                               states with significant
                                               concentrations would reduce the
                                               loan-to-value ratios and could,
                                               therefore, make alternative
                                               sources of financing available
                                               to the borrowers at lower
                                               interest rates, which could
                                               result in an increased rate of
                                               prepayment of the mortgage
                                               loans.

Inability to Replace Servicer Could
Affect Collections and Recoveries on
the Mortgage Loans.....................   The structure of the servicing fee
                                          might affect the ability to find a
                                          replacement master servicer.
                                          Although the indenture trustee is
                                          required to replace the master
                                          servicer if the master servicer is
                                          terminated or resigns, if the
                                          indenture trustee is unwilling
                                          (including for example because the
                                          servicing fee is insufficient) or
                                          unable (including for example,
                                          because the indenture trustee does
                                          not have the systems to service
                                          mortgage loans), it may be necessary
                                          to appoint a replacement master
                                          servicer. Because the servicing fee
                                          is structured as a percentage of the
                                          stated principal balance of each
                                          mortgage loan, it may be difficult
                                          to replace the servicer at a time
                                          when the balance of the mortgage
                                          loans has been significantly reduced
                                          because the fee may be insufficient
                                          to cover the costs associated with
                                          servicing the credit blemished
                                          mortgage loans and related REO
                                          properties remaining in the pool.
                                          The performance of the mortgage
                                          loans may be negatively impacted,
                                          beyond the expected transition
                                          period during a servicing transfer,
                                          if a replacement master servicer is
                                          not retained within a reasonable
                                          amount of time.

Your Rights May Be Affected by the
Issuance of [Three] Groups of Notes
From a Single Issuing Entity...........   The ability to declare an event of
                                          master servicing termination or to
                                          amend the sale and servicing
                                          agreement or the indenture rests
                                          with the holders of specified
                                          percentages of the notes. [In
                                          addition, under certain
                                          circumstances, the [Class AF-5B]
                                          Insurer will have these rights as
                                          they relate to the [Class AF-5B]
                                          Notes.] As a result, you may have
                                          less ability to control certain
                                          actions of the issuing entity than
                                          you would have had if only a single
                                          class of notes had been issued by
                                          the issuing entity.

You May Receive A Prepayment Because
Subsequent Mortgage Loans Are Not
Acquired...............................   If the depositor elects to deposit
                                          the pre-funded amount in the
                                          pre-funding account on the closing
                                          date, the ability of the issuing
                                          entity to acquire subsequent
                                          mortgage loans will depend on the
                                          ability of [Countrywide Home Loans,
                                          Inc.] to originate or acquire
                                          mortgage loans during the funding
                                          period that meet the eligibility
                                          criteria for subsequent mortgage
                                          loans as described in this
                                          prospectus supplement. The ability
                                          of [Countrywide Home Loans, Inc.] to
                                          originate or acquire loans for
                                          subsequent transfer will be affected
                                          by a number of factors including
                                          prevailing interest rates,
                                          employment levels, the rate of
                                          inflation and economic conditions
                                          generally.

                                          If the full amount of any deposit to
                                          the pre-funding account cannot be
                                          used by the end of the funding
                                          period to acquire subsequent
                                          mortgage loans, the amount remaining
                                          on deposit in the pre-funding
                                          account will be distributed to the
                                          holders of the related senior notes
                                          as a prepayment of principal on
                                          the distribution date immediately
                                          following the end of the funding
                                          period. We cannot assure you of the
                                          magnitude of any amount on deposit
                                          in the pre-funding account at the
                                          end of the funding period.

[Rights of the NIM Insurer Limit Your
Control and NIM Insurer Actions May
Negatively
Effect You ]...........................   [If there is a NIM Insurer, pursuant
                                          to the sale and servicing agreement
                                          and the indenture, unless the NIM
                                          Insurer fails to make a required
                                          payment under the policy insuring
                                          the net interest margin securities
                                          and the failure is continuing or the
                                          NIM Insurer is the subject of a
                                          bankruptcy proceeding, referred to
                                          as a "NIM Insurer Default", the NIM
                                          Insurer will be entitled to
                                          exercise, among others, the
                                          following rights without the consent
                                          of holders of the offered notes, and
                                          the holders of the offered notes may
                                          exercise these rights only with the
                                          prior written consent of the NIM
                                          Insurer:

                                          o    the right to provide notices of
                                               master servicer defaults and
                                               the right to direct the
                                               indenture trustee to terminate
                                               the rights and obligations of
                                               the master servicer under the
                                               sale and servicing agreement
                                               upon a default by the master
                                               servicer,

                                          o    the right to remove the
                                               indenture trustee or any
                                               custodian pursuant to the
                                               indenture, and

                                          o    the right to direct the
                                               indenture trustee to make
                                               investigations and take actions
                                               pursuant to the indenture.

                                          In addition, unless a NIM Insurer
                                          Default exists, the NIM Insurer's
                                          consent will be required before,
                                          among other things,

                                          o    any removal of the master
                                               servicer, any successor
                                               servicer or the indenture
                                               trustee,

                                          o    any otherwise permissible
                                               waivers of prepayment charges
                                               or extensions of due dates for
                                               payment granted by the master
                                               servicer with respect to more
                                               than 5% of the mortgage loans,
                                               or

                                          o    any amendment to the sale and
                                               servicing agreement or the
                                               indenture.

                                          Investors in the offered notes
                                          should note that:

                                          o    the rights granted to the NIM
                                               Insurer are extensive,

                                          o    the interests of the NIM
                                               Insurer may be inconsistent
                                               with, and adverse to, the
                                               interests of the holders of the
                                               offered notes, and the NIM
                                               Insurer has no obligation or
                                               duty to consider the interests
                                               of the offered notes in
                                               connection with the exercise or
                                               nonexercise of the NIM
                                               Insurer's rights,

                                          o    the NIM Insurer's exercise of
                                               its rights and consents may
                                               negatively affect the offered
                                               notes and the existence of the
                                               NIM Insurer's rights, whether
                                               or not exercised, may adversely
                                               affect the liquidity of the
                                               offered notes, relative to
                                               other securities backed by
                                               comparable mortgage loans and
                                               with comparable payment
                                               priorities and ratings, and

                                          o    any insurance policy issued by
                                               the NIM Insurer will not cover,
                                               and will not benefit in any
                                               manner whatsoever, the offered
                                               notes.

                                          See "Rights of the NIM Insurer under
                                          the Sale and Servicing Agreement and
                                          the Indenture" in this prospectus
                                          supplement.]

Some statements contained in or incorporated by reference in this prospectus supplement and the accompanying prospectus consist of forward-looking statements relating to future economic performance or projections and other financial items. These statements can be identified by the use of forward-looking words such as "may," "will," "should," "expects," "believes," "anticipates," "estimates," or other comparable words. Forward-looking statements are subject to a variety of risks and uncertainties that could cause actual results to differ from the projected result. Those risks and uncertainties include, among others, general economic and business conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond our control. Because we cannot predict the future, what actually happens may be very different from what we predict in our forward-looking statements.

                               THE MORTGAGE POOL

General

     Set forth below and in Annex A hereto is certain statistical information based on scheduled principal balances as of [ ] 200[ ], [which is the "Statistical Calculation Date," concerning a pool of mortgage loans that CWHEQ, Inc. (the "Depositor") believes is representative of the mortgage loans to be included in the issuing entity. This pool of mortgage loans is referred to as the "Statistical Calculation Pool," and the mortgage loans are referred to as the "Statistical Calculation Pool Mortgage Loans."]

     [A detailed description (the "Detailed Description") of the pool of [conventional], credit blemished mortgage loans (the "Initial Mortgage Loans") to be included in the issuing entity on the Closing Date (the "Initial Mortgage Pool") will be filed on Form 8-K with the SEC after the Closing Date.] Additionally, in accordance with applicable securities laws, if there are material changes in material characteristics of the Initial Mortgage Pool, the Depositor will file on Form 8-K with the SEC additional information related to those material changes. [The Detailed Description will specify the aggregate of the Stated Principal Balances of the Initial Mortgage Loans included in the Initial Mortgage Pool as of the later of (x) [ ] 200[ ] and
(y) the date of origination of each such Initial Mortgage Loan (the "Initial Cut-off Date").] The aggregate of the Stated Principal Balances of these Initial Mortgage Loans is referred to as the "Initial Cut-off Date Pool Principal Balance" and the Stated Principal Balance of any Initial Mortgage Loan as of the Initial Cut-off Date is referred to as the "Initial Cut-off Date Principal Balance." [The Detailed Description will include for the Initial Mortgage Loans, the information in the same categories that are presented in Annex A with respect to the Statistical Calculation Pool.]

     The Statistical Calculation Pool consists of approximately [ ] Mortgage Loans and is comprised of Mortgage Loans that bear interest at fixed rates, referred to as "Fixed Rate Mortgage Loans," and adjustable rates, referred to as "Adjustable Rate Mortgage Loans." The aggregate Stated Principal Balance of the Mortgage Loans included in the Statistical Calculation Pool as of the Statistical Calculation Date is approximately $[ ] (the "Statistical Calculation Date Pool Principal Balance"), of which approximately $[ ] consist of Loan Group [1] Mortgage Loans, approximately $[ ] consist of Loan Group [2] Mortgage Loans and approximately $[ ] consist of Loan Group [3] Mortgage Loans. The Depositor believes that the information set forth in this prospectus supplement with respect to the Statistical Calculation Pool as presently constituted is representative of the characteristics of the Initial Mortgage Pool as will be constituted on the Closing Date, although some characteristics of the Initial Mortgage Loans in the Initial Mortgage Pool will vary. See "-- The Statistical Calculation Pool" below. Unless otherwise indicated, information presented below expressed as a percentage (other than rates of interest) are approximate percentages based on the Statistical Calculation Date Pool Principal Balance.

     All of the Mortgage Loans to be included in the issuing entity will be evidenced by promissory notes (the "Mortgage Notes"). The Mortgage Notes will be secured by [first lien] deeds of trust, security deeds or mortgages on one- to four-family residential properties (the "Mortgaged Properties"). The Mortgaged Properties in the Statistical Calculation Pool are located in 50 states and the District of Columbia. Each Mortgage Loan in the issuing entity will be assigned to one of three mortgage loan groups ("Loan Group [1]," "Loan Group [2]," and "Loan Group [3]" and each a "Loan Group"). Loan Group [1] will consist of [first lien fixed rate mortgage loans]. Loan Group [2] and Loan Group [3] will consist of [first lien adjustable rate mortgage loans].

     Except for balloon loans, the Mortgage Loans to be included in the issuing entity will provide for the full amortization of the amount financed over a series of monthly payments, and a [substantial majority] of the Mortgage Loans are expected to provide for payments due as of the first day of each month. The Mortgage Loans to be included in the issuing entity will have been originated or purchased by [Countrywide Home Loans, Inc.] ("[Countrywide Home Loans]" or a "Seller") and will have been originated substantially in accordance with [Countrywide Home Loans'] underwriting criteria for credit blemished mortgage loans described in this prospectus supplement under "-- Underwriting Standards -- Credit Blemished Mortgage Loans." Credit blemished mortgage loans are generally mortgage loans made to borrowers with credit difficulties.

     Scheduled monthly payments made by the mortgagors on the Mortgage Loans ("Scheduled Payments") either earlier or later than the scheduled due dates thereof will not affect the amortization schedule or the relative application of the payments to principal and interest. [All of the Mortgage Notes will provide for a fifteen (15) day grace period for monthly payments.] A Scheduled Payment with respect to a Mortgage Loan is generally considered "delinquent" if the mortgagor fails to make the Scheduled Payment prior to the due date occurring immediately after the due date on which the Scheduled Payment was originally due. [None] of the Mortgage Loans will be more than one payment delinquent on a contractual basis as of the related Cut-off Date.

     Any Mortgage Loan may be prepaid in full or in part at any time; however, approximately [ ]%, [ ]% and [ ]% of the Mortgage Loans in the Statistical Calculation Pool in respect of Loan Group [1], Loan Group [2] and Loan Group [3], respectively, in each case by principal balance of the Mortgage Loans in the Statistical Calculation Pool in respect of the related Loan Group, provide for the payment by the borrower of a prepayment charge on certain prepayments made with respect to the Mortgage Loans. Generally, a prepayment charge will apply, in the case of a Fixed Rate Mortgage Loan, to prepayments made within [five years] from the date of execution of the related Mortgage Note and, in the case of an Adjustable Rate Mortgage Loan, to prepayments made prior to [the first Adjustment Date for that Mortgage Loan]. In general, the related Mortgage Note will provide that a prepayment charge will apply if, during the applicable period, the borrower prepays the Mortgage Loan in full. The amount of the prepayment charge will generally be equal to [six months' advance interest calculated on the basis of the Mortgage Rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original balance of the Mortgage Loan]. The "Mortgage Rate" with respect to a Mortgage Loan is the annual rate of interest borne by the Mortgage Loan pursuant to the terms of the related Mortgage Note[, except as provided below with respect to Fixed Rate Credit Comeback Loans].

     The Mortgage Loans will be selected from among the outstanding one- to four-family mortgage loans in the applicable Seller's portfolio which meet the criteria described in this prospectus supplement. No selection will be made in a manner that would adversely affect the interests of noteholders.

     [Countrywide Home Loans] will make all of the representations specified in the prospectus under "Loan Program -- Representations by Sellers; Repurchases" with respect to all of the Mortgage Loans. [Each other Seller will be a special purpose entity established by Countywide Financial Corporation or one of its subsidiaries and will sell mortgage loans that were previously acquired from Countrywide Home Loans. Consequently, each Seller other than Countrywide Home Loans will only represent that immediately prior to the assignment of the Mortgage Loans to be sold by it to the Depositor, the Seller had good title to, and was the sole owner of, those Mortgage Loans free and clear of any pledge, lien, encumbrance or security interest and had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign the Mortgage Loans pursuant to the Mortgage Loan Purchase and Assignment Agreement.] In addition, the Depositor will represent that following the transfer of the Mortgage Loans to it by the Sellers, the Depositor had good title to the Mortgage Loans and that each of the Mortgage Notes was subject to no offsets, claims, defenses or counterclaims.

     Additional Information Regarding the Adjustable Rate Mortgage Loans. Each of the Adjustable Rate Mortgage Loans will have a Mortgage Rate which is subject to adjustment on the [first] day of the months specified in the related Mortgage Note, referred to as an "Adjustment Date"), to equal the sum, rounded to the nearest [0.125%,] of:

          (1) [the average of the London interbank offered rates for six-month U.S. dollar deposits in the London market, as set forth in The Wall Street Journal, or, if the rate ceases to be published in The Wall Street Journal or becomes unavailable for any reason, then based upon a new index selected by the Master Servicer based on comparable information, in each case as most recently announced as of a date generally 45 days prior to the Adjustment Date (the "Mortgage Index")], and

          (2) a fixed percentage amount specified in the related Mortgage Note (the "Gross Margin");

[provided, however, that the Mortgage Rate for any Adjustable Rate Mortgage Loan will not increase or decrease on its initial Adjustment Date by more than a certain specified percentage (the "Initial Periodic Rate Cap"), or on any subsequent Adjustment Date by more than a certain specified percentage (the "Subsequent Periodic Rate Cap").] [The Initial Periodic Rate Cap and Subsequent Periodic Rate Cap for any Adjustable Rate Mortgage Loan will be specified in the related Mortgage Note.] [Substantially all of the Adjustable Rate Mortgage Loans will have been originated with Mortgage Rates less than the sum of the then-current Mortgage Index and the related Gross Margin.]

     ["Two-Year Hybrid Mortgage Loans", "Three-Year Hybrid Mortgage Loans" and "Five-Year Hybrid Mortgage Loans" (collectively, "Hybrid Mortgage Loans") have fixed Mortgage Rates for approximately [24, 36 and 60] months, respectively, after their origination before the fixed Mortgage Rates become subject to adjustment based on the Mortgage Index described in the immediately preceding paragraph. Substantially all of the Adjustable Rate Mortgage Loans in the Statistical Calculation Pool are Hybrid Mortgage Loans.]

     It is expected that substantially all of the Adjustable Rate Mortgage Loans will provide that, over the life of each Adjustable Rate Mortgage Loan, the Mortgage Rate will in no event be more than the initial Mortgage Rate plus a maximum added margin, generally between [ ]% and [ ]%, as provided in the Mortgage Note. The initial Mortgage Rate plus the maximum added margin is referred to as the "Maximum Mortgage Rate." The weighted average of these margins (weighted on the basis of the Stated Principal Balances thereof as of the Initial Cut-off Date) with respect to the Adjustable Rate Mortgage Loans in the Statistical Calculation Pool is approximately [ ]%.

     [In addition, certain of the Two-Year Hybrid Mortgage Loans in the Statistical Calculation Pool only require payments of interest during either the first [24 or 60] months following origination and certain of the Three-Year Hybrid Mortgage Loans in the Statistical Calculation Pool only require payments of interest during either the first [36 or 60] months following origination, in each case, after which amortization of the principal balance is required over the remaining term of the Mortgage Loan.]

     Additional Information Regarding the Fixed Rate Mortgage Loans. [The Fixed Rate Mortgage Loans will include "credit comeback loans" that provide borrowers the potential of four Mortgage Rate reductions for good payment history during any one or more of the first four consecutive twelve-month periods following the origination date of the loan ("Fixed Rate Credit Comeback Loans"). The Fixed Rate Credit Comeback Loan payment history is evaluated in the [twelfth month of each twelve-month period]. If the Fixed Rate Credit Comeback Loan borrower makes Scheduled Payments in full during a twelve-month period with a maximum of one late payment (which, however, cannot be in the twelfth month of the period) the Fixed Rate Credit Comeback Loan is eligible for a [0.375]% per annum reduction on the current mortgage rate.]

     [However, for purposes of all payments made on the Notes, including the calculation of each applicable Net Rate Cap as well as other Mortgage Rate calculations, the Mortgage Rate on each Fixed Rate Credit Comeback Loan will be deemed to be reduced by [0.375]% on the Due Date following the end of each of the first four annual periods after the origination date, irrespective of whether the borrower qualifies for the reduction by having a good payment history. Any interest received in excess of the interest received as a result of this deemed reduction, referred to as the "Credit Comeback Excess Amount," will be deposited in the Credit Comeback Excess Account and used to pay noteholders as described below under "-- Credit Comeback Excess Account" below. It is expected that no more than approximately [ ]% of the Mortgage Loans in Loan Group [1] will be Fixed Rate Credit Comeback Loans.]

     [In addition, certain of the Fixed Rate Mortgage Loans in the Statistical Calculation Pool are Fixed 30-Year Interest-Only Loans. A "Fixed 30-Year Interest-Only Loan" has only interest due for approximately [60] months after its origination before amortization of the principal balance is required.]

     Loan-to-Value Ratio. The "Loan-to-Value Ratio" of a Mortgage is equal to:

          (1) the principal balance of the Mortgage Loan at the date of origination, divided by

          (2) the Collateral Value of the related Mortgaged Property.

     The "Collateral Value" of a Mortgaged Property is the lesser of:

          (1) the appraised value based on an appraisal made for [Countrywide Home Loans] by an independent fee appraiser at the time of the origination of the related Mortgage Loan, and

          (2) the sales price of the Mortgaged Property at the time of origination.

     With respect to a Mortgage Loan the proceeds of which were used to refinance an existing mortgage loan, the Collateral Value is the appraised value of the Mortgaged Property based upon the appraisal obtained at the time of refinancing.

     Stated Principal Balance. "Stated Principal Balance" means, for any Mortgage Loan and (1) the Initial Cut-off Date or the Subsequent Cut-off Date, as applicable (the "Cut-off Date"), the unpaid principal balance of the Mortgage Loan as of the Cut-Off Date, as specified in its amortization schedule at the time (before any adjustment to the amortization schedule for any moratorium or similar waiver or grace period), after giving effect to any partial prepayments and Liquidation Proceeds received prior to the Cut-Off Date and to the payment of principal due on the Cut-Off Date and irrespective of any delinquency in payment by the related mortgagor or (2) any Distribution Date, the Stated Principal Balance of the Mortgage Loan as of its Cut-off Date, minus the sum of (i) the principal portion of any Scheduled Payments due with respect to the Mortgage Loan on or prior to the end of the most recent Due Period that were received by the Master Servicer on or prior to the most recent Determination Date or were advanced by the Master Servicer on or prior to the most recent Master Servicer Advance Date, (ii) principal prepayments with respect to the Mortgage Loan received on or prior to the end of the most recent prepayment period (the period from the [16th] day of the month prior to a Distribution Date (or, in the case of the first Distribution Date, from the Cut-off Date) to and including the [15th] day of the month in which the Distribution Date occurs (each a "Prepayment Period")) and (iii) Liquidation Proceeds received by the Master Servicer prior to the end of the most recent Due Period to the extent applied as recoveries of principal with respect to the Mortgage Loan. The Stated Principal Balance of any Mortgage Loan as to which the related Mortgaged Property has been liquidated and as to which a Final Recovery Determination has been made will be zero on each date following the Due Period in which the Final Recovery Determination is made. When used with respect to the Mortgage Pool, Stated Principal Balance means the aggregate Stated Principal Balance of all Mortgage Loans in the Mortgage Pool. When used with respect to a Loan Group, Stated Principal Balance means the aggregate Stated Principal Balance of all Mortgage Loans in the Loan Group. A "Determination Date" means with respect to any Distribution Date, the [15th] day of the month of the Distribution Date or, if the [15th] day is not a Business Day, the immediately preceding Business Day.

[The Statistical Calculation Pool

     The statistical information presented in this prospectus supplement is based on the Statistical Calculation Pool. The Statistical Calculation Pool reflects Mortgage Loans as of [ ] 200[ ]. The statistical information presented in this prospectus supplement is based on the number and the Stated Principal Balances of the Mortgage Loans as of the Statistical Calculation Date. The Statistical Calculation Pool is smaller than the Initial Mortgage Pool. It is expected that additional Mortgage Loans will be included in the Initial Mortgage Pool on the Closing Date and that certain of the Statistical Calculation Pool Mortgage Loans may prepay in part or in full prior to the Closing Date, or may be determined not to meet the eligibility criteria requirements for the Initial Mortgage Pool and therefore may not be included in the Initial Mortgage Pool. As a result of the foregoing, the statistical distribution of characteristics for the Initial Mortgage Pool will vary from the statistical distribution of the characteristics of the Statistical Calculation Pool as presented in this prospectus supplement, although the variance will not be material. [Further statistical information regarding the Statistical Calculation Pool Mortgage Loans is set forth in Annex A hereto.]

Assignment of the Mortgage Loans

     Pursuant to the mortgage loan purchase and assignment agreement dated as of [ ], 20[ ] (the "Mortgage Loan Purchase and Assignment Agreement "), among the Depositor and the Sellers, the Sellers on the Closing Date will sell, transfer, assign, set over and otherwise convey without recourse to the Depositor all right, title and interest of the Sellers in and to each Initial Mortgage Loan, including all principal and interest received on or with respect to the Initial Mortgage Loans after the Initial Cut-off Date (exclusive of any scheduled principal due on or prior to the Initial Cut-off Date and any interest accruing prior to the Initial Cut-off Date). Pursuant to the sale and servicing agreement dated as of [ ], 20[ ] (the "Sale and Servicing Agreement"), among the issuing entity, [ ], as Trust Administrator (the "Trust Administrator") the Depositor, the Master Servicer, the Sellers and [ ], as Indenture Trustee (the "Indenture Trustee"), the Depositor on the Closing Date will sell, transfer, assign, set over and otherwise convey without recourse to the issuing entity all right, title and interest of the Depositor in and to each Initial Mortgage Loan and all right, title and interest in and to all other assets to be held by the issuing entity, including all principal and interest received on or with respect to the Initial Mortgage

Loans after the Initial Cut-off Date (exclusive of any scheduled principal due on or prior to the Initial Cut-off Date and any interest accruing prior to the Initial Cut-off Date) and the Pre-Funded Amount, if any, deposited in the Pre-Funding Account on the Closing Date. The Depositor will assign its rights under the Mortgage Loan Purchase and Assignment Agreement to the issuing entity pursuant to the Sale and Servicing Agreement. The issuing entity will in turn pledge all of its right, title and interest the Initial Mortgage Loans and its other assets, including its rights in the Sellers' representations and warranties to the Indenture Trustee for the benefit of the holders of the Notes.

     In connection with the transfer and assignment of the Mortgage Loans, the Depositor will deliver or cause the Sellers to deliver the following documents to the Indenture Trustee (collectively constituting the "Mortgage File") with respect to each Initial Mortgage Loan and each Subsequent Mortgage Loan, if any (collectively, the "Mortgage Loans"):

          (1) the original Mortgage Note, endorsed by the applicable Seller or the originator of the Mortgage Loan, without recourse in the following form: "Pay to the order of _______________ without recourse" with all intervening endorsements that show a complete chain of endorsement from the originator to the applicable Seller, except that the Depositor may deliver or cause to be delivered a lost note affidavit in lieu of any original Mortgage Note that has been lost,

          (2) the original recorded Mortgage or a copy of such instrument,

          (3) a duly executed assignment of the Mortgage to "CWHEQ Asset-Backed Notes, Series 200[ ]-[ ], CWHEQ, Inc., by [ ], as Indenture Trustee under the Indenture dated as of [ ], 20[ ], without recourse," in recordable form, as described in the Sale and Servicing Agreement,

          (4) the original recorded assignment or assignments of the Mortgage together with all interim recorded assignments of the Mortgage or copies thereof, except for any documents not returned from the public recording office, which will be delivered to the Indenture Trustee as soon as the same is available to the Depositor,

          (5) the original or copies of each assumption, modification, written assurance or substitution agreement, if any, and

          (6) the original or duplicate original lender's title policy and all riders thereto or, in the event the original title policy has not been received from the insurer, the original or duplicate original lender's title policy and all riders thereto will be delivered within one year of the Closing Date.

     Notwithstanding the foregoing, in lieu of providing the documents set forth in clauses (3) and (4) above, the Depositor may at its discretion provide evidence that the related Mortgage is held through the MERS(R) System. In addition, the Mortgages for some or all of the Mortgage Loans in the issuing entity that are not already held through the MERS(R) System may, at the discretion of the Master Servicer, in the future be held through the MERS(R) System. For any Mortgage held through the MERS(R) System, the Mortgage is recorded in the name of Mortgage Electronic Registration Systems, Inc., or MERS(R), as nominee for the owner of the Mortgage Loan, and subsequent assignments of the Mortgage were, or in the future may be, at the discretion of the Master Servicer, registered electronically through the MERS(R) System. For each of these Mortgage Loans, MERS(R) serves as mortgagee of record on the Mortgage solely as a nominee in an administrative capacity on behalf of the Indenture Trustee, and does not have any interest in the Mortgage Loan.

     Pursuant to the Sale and Servicing Agreement, the Depositor will be required to deliver (or cause delivery of) the Mortgage Files to the Indenture
Trustee:

          (A) not later than the Closing Date, with respect to at least 50% of the Initial Mortgage Loans, and not later than the relevant Subsequent Transfer Date, with respect to at least 10% of the Subsequent Mortgage Loans conveyed on any related Subsequent Transfer Date,

          (B) not later than twenty days after the Closing Date, with respect to at least an additional 40% of the Initial Mortgage Loans, and not later than twenty days after the relevant Subsequent Transfer Date with respect to the remaining Subsequent Mortgage Loans conveyed on any related Subsequent Transfer Date, and

          (C) not later than thirty days after the Closing Date, with respect to the remaining Initial Mortgage Loans.

     Assignments of the Mortgage Loans to the Indenture Trustee (or its nominee) will be recorded in the appropriate public office for real property records, except in states (such as California) as to which an opinion of counsel is delivered to the effect that the recording is not required to protect the Indenture Trustee's interests in the Mortgage Loan against the claim of any subsequent transferee or any successor to or creditor of the Depositor or the applicable Seller. As to any Mortgage Loan, the recording requirement exception described in the preceding sentence is applicable only so long as the related Mortgage File is maintained in the possession of the Indenture Trustee in one of the states to which the exception applies. In the event an assignment is delivered to the Indenture Trustee in blank and the related Mortgage File is released by the Indenture Trustee pursuant to applicable provisions of the Sale and Servicing Agreement, the Indenture Trustee will complete the assignment as provided in subparagraph (3) above prior to the release. In the event recording the assignment of the Mortgage Loan is required to protect the interest of the Indenture Trustee in the Mortgage Loans, the Master Servicer is required to cause each previously unrecorded assignment to be submitted for recording.

     The Indenture Trustee will review the Initial Mortgage Loan documents on or prior to the Closing Date (or promptly after the Indenture Trustee's receipt of any document permitted to be delivered after the Closing Date), and the Subsequent Mortgage Loan documents promptly after the Indenture Trustee's receipt thereof on or after the related Subsequent Transfer Date as described above, and the Indenture Trustee will hold the Mortgage Loan documents in trust for the benefit of the holders of the Notes in accordance with its customary procedures, including storing the documents in fire-resistant facilities. After review of the Mortgage Loan documents, if any document is found to be missing or defective in any material respect, the Indenture Trustee is required to notify the Depositor, the Master Servicer, the [Class AF-5B] Insurer and [Countrywide Home Loans] in writing. If [Countrywide Home Loans] cannot or does not cure the omission or defect within 90 days of its receipt of notice from the Indenture Trustee, [Countrywide Home Loans] is required to repurchase the related Mortgage Loan from the issuing entity at a price (the "Purchase Price") equal to the sum of:

     (i) 100% of the unpaid principal balance (or, if the purchase or repurchase, as the case may be, is effected by the Master Servicer, the Stated Principal Balance) of the Mortgage Loan as of the date of the purchase,

     (ii) accrued interest thereon at the applicable Mortgage Rate (or, if the purchase or repurchase, as the case may be, is effected by the Master Servicer, at the Net Mortgage Rate) from (a) the date through which interest was last paid by the mortgagor (or, if the purchase or repurchase, as the case may be, is effected by the Master Servicer, the date through which interest was last advanced by, and not reimbursed to, the Master Servicer) to (b) the Due Date in the month in which the Purchase Price is to be distributed to noteholders, and

     (iii) any costs, expenses and damages incurred by the issuing entity resulting from any violation of any predatory or abusive lending law in connection with the Mortgage Loan.

     Rather than repurchase the Mortgage Loan as provided above, [Countrywide Home Loans] may remove the Mortgage Loan (a "Deleted Mortgage Loan") from the issuing entity and substitute in its place another Mortgage Loan of like kind (a "Replacement Mortgage Loan"); however, a substitution is only permitted within two years after the Closing Date. Any Replacement Mortgage Loan generally will, on the date of substitution, among other characteristics set forth in the Sale and Servicing Agreement:

          (1) have a Stated Principal Balance, after deduction of the principal portion of the Scheduled Payment due in the month of substitution, not in excess of, and not less than 90% of, the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be forwarded by [Countrywide

     Home Loans] to the Master Servicer and deposited by the Master Servicer in the Collection Account not later than the succeeding Determination Date and held for distribution to the holders of the Notes on the related Distribution Date),

          (2) if the Deleted Mortgage Loan that is being replaced is an Adjustable Rate Mortgage Loan, have a Maximum Mortgage Rate not more than 1% per annum higher or lower than the Maximum Mortgage Rate of the Deleted Mortgage Loan,

          (3) if the Deleted Mortgage Loan that is being replaced is an Adjustable Rate Mortgage Loan, have a minimum Mortgage Rate specified in its related Mortgage Note (the "Minimum Mortgage Rate") not more than 1% per annum higher or lower than the Minimum Mortgage Rate of the Deleted Mortgage Loan,

          (4) if the Deleted Mortgage Loan that is being replaced is an Adjustable Rate Mortgage Loan, have the same Mortgage Index and intervals between Adjustment Dates as the Deleted Mortgage Loan, an Initial Periodic Rate Cap and a Subsequent Periodic Rate Cap each not more than 1% per annum lower than that of the Deleted Mortgage Loan, and a Gross Margin not more than 1% per annum higher or lower than that of the Deleted Mortgage Loan,

          (5) have the same or higher credit quality characteristics than that of the Deleted Mortgage Loan,

          (6) be accruing interest at a rate not more than 1% per annum higher or lower than that of the Deleted Mortgage Loan,

          (7) have a Loan-to-Value Ratio no higher than that of the Deleted Mortgage Loan,

          (8) have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan,

          (9) not permit conversion of the Mortgage Rate from a fixed rate to a variable rate or vice versa,

          (10) provide for a prepayment charge on terms substantially similar to those of the prepayment charges, if any, of the Deleted Mortgage Loan,

          (11) have the same occupancy type and lien priority as the Deleted Mortgage Loan, and

          (12) comply with all of the representations and warranties set forth in the Sale and Servicing Agreement as of the date of substitution.

     This cure, repurchase or substitution obligation constitutes the sole remedy available to the noteholders, the Indenture Trustee, the issuing entity or the Depositor for omission of, or a material defect in, a Mortgage Loan document.

[Pre-Funding]

     On the Closing Date, the Depositor may elect to deposit an amount of up to 25% of the initial Note Principal Balance of the Offered Notes (the "Pre-Funded Amount") in a pre-funding account (the "Pre-Funding Account") established and maintained by the Indenture Trustee on behalf of the noteholders. The Pre-Funded Amount will be allocated between the Loan Groups so that the amount allocated to any Loan Group will not exceed 25% of the initial Note Principal Balance of the Notes related to the Loan Group. Any investment income earned from amounts in the Pre-Funding Account, if any, will be paid to the Countrywide Home Loans, and will not be available for payments on the Notes. If the Depositor elects to deposit the Pre-Funded Amount in the Pre-Funding Account, during the period from the Closing Date until the earlier of (x) the date the amount in the Pre-Funding

Account is less than $[ ] and (y) [ ] 200[ (the "Funding Period"), the Depositor will be expected to purchase additional mortgage loans originated or purchased by a Seller (the "Subsequent Mortgage Loans") from a Seller and sell the Subsequent Mortgage Loans to the issuing entity as described below. The purchase price for each Subsequent Mortgage Loan will equal the Stated Principal Balance of the Subsequent Mortgage Loan as of the later of (x) the first day of the month of the related Subsequent Transfer Date and (y) the origination date of that Subsequent Mortgage Loan (the related "Subsequent Cut-off Date") and will be paid from the Pre-Funding Account. Accordingly, the purchase of Subsequent Mortgage Loans will decrease the amount on deposit in the Pre-Funding Account and increase the Stated Principal Balance of the Mortgage Pool.

     Pursuant to the Sale and Servicing Agreement [and a Subsequent Transfer Agreement to be executed by the applicable Seller, the Depositor, the issuing entity and the Indenture Trustee], the conveyance of Subsequent Mortgage Loans may be made on any Business Day during the Funding Period (a "Subsequent Transfer Date"), subject to the fulfillment of certain conditions in the Sale and Servicing Agreement, including that:

     o the Subsequent Mortgage Loans conveyed on the Subsequent Transfer Date satisfy the same representations and warranties in the Sale and Servicing Agreement applicable to all Mortgage Loans,

     o the Subsequent Mortgage Loans conveyed on the Subsequent Transfer Date were selected in a manner reasonably believed not to be adverse to the interests of the noteholders,

     o the Indenture Trustee receives an opinion of counsel with respect to the validity of the conveyance of the Subsequent Mortgage Loans conveyed on the Subsequent Transfer Date,

     o the Indenture Trustee receives opinions of counsel to the effect that the conveyance of the Subsequent Mortgage Loans conveyed on the Subsequent Transfer Date from the applicable Seller to the Depositor and the simultaneous conveyance of the Subsequent Mortgage Loans from the Depositor to the issuing entity will be characterized as true sales and not loans secured by the Subsequent Mortgage Loans,

     o the conveyance of the Subsequent Mortgage Loans on the Subsequent Transfer Date will not result in a reduction or withdrawal of any ratings assigned to the Notes,

     o no Subsequent Mortgage Loan conveyed on the Subsequent Transfer Date was 30 or more days delinquent, and

     o following the conveyance of the Subsequent Mortgage Loans on the Subsequent Transfer Date to the issuing entity, the characteristics of the Mortgage Loans in each Loan Group will not vary by more than the permitted variance specified below [(other than the percentage of Mortgage Loans secured by properties located in [ ], which will not exceed [ ]% of the Mortgage Pool and the percentage of mortgage loans in the Credit Grade Categories of "[ ]" or below, which will not exceed [ ]% of the Mortgage Loans in each Loan Group)] from the characteristics listed below; provided that for the purpose of making the calculations, the characteristics for any Initial Mortgage Loan will be taken as of the Initial Cut-off Date and the characteristics for any Subsequent Mortgage Loan will be taken as of the Subsequent Cut-off Date:

          Loan Group [1]                                                               Permitted Variance or
          Characteristic                                                                       Range
          --------------------------                                                   ---------------------
          Average Stated Principal Balance.......................  $[       ]              [       ]%
          Weighted Average Mortgage Rate.........................   [       ]%             [       ]%
          Weighted Average Original Loan-to-Value Ratio..........   [       ]%             [       ]%
          Weighted Average Remaining Term to Maturity............   [       ] months       [       ] months
          Weighted Average Credit Bureau Risk Score..............   [       ] points       [       ] points

          Loan Group [2]                                                               Permitted Variance or
          Characteristic
          --------------------------

                                                                                               Range
                                                                                       ---------------------
          Average Stated Principal Balance.......................  $[       ]              [       ]%
          Weighted Average Mortgage Rate.........................   [       ]%             [       ]%
          Weighted Average Original Loan-to-Value Ratio..........   [       ]%             [       ]%
          Weighted Average Remaining Term to Maturity............   [       ] months       [       ] months
          Weighted Average Credit Bureau Risk Score..............   [       ] points       [       ] points

          Loan Group [3]
                                                                                       Permitted Variance or
          Characteristic                                                                       Range
          --------------------------                                                   ---------------------
          Average Stated Principal Balance.......................  $[       ]              [       ]%
          Weighted Average Mortgage Rate.........................   [       ]%             [       ]%
          Weighted Average Original Loan-to-Value Ratio..........   [       ]%             [       ]%
          Weighted Average Remaining Term to Maturity............   [       ] months       [       ] months
          Weighted Average Credit Bureau Risk Score..............   [       ] points       [       ] points

     Within thirty days after each Subsequent Transfer Date, the Depositor is required to deliver to the Indenture Trustee a letter of a nationally recognized firm of independent public accountants stating whether or not the Subsequent Mortgage Loans conveyed on the related Subsequent Transfer Date conform to the characteristics described in the last two bullet points set forth above. Other than the delivery of that letter, no other party will independently verify satisfaction of the conditions set forth above with respect to a transfer of Subsequent Mortgage Loans.

Underwriting Standards

General

     [Below is an example of the disclosure to be provided if Countrywide Home Loans, Inc. is the originator of the mortgage loans. Similar disclosure will be provided with respect to any other originator of more than 20% of the mortgage loans]

     Credit Blemished Mortgage Loans. The following is a description of the underwriting procedures customarily employed by Countrywide Home Loans with respect to credit blemished mortgage loans. Countrywide Home Loans has been originating credit blemished mortgage loans since 1995. Countrywide Home Loans produces its credit blemished mortgage loans through its Consumer Markets, Full Spectrum Lending, Correspondent Lending and Wholesale Lending Divisions. Prior to the funding of any credit blemished mortgage loan, Countrywide Home Loans underwrites the related mortgage loan in accordance with the underwriting standards established by Countrywide Home Loans. In general, the mortgage loans are underwritten centrally by a specialized group of underwriters who are familiar with the unique characteristics of credit blemished mortgage loans. In general, Countrywide Home Loans does not purchase any credit blemished mortgage loan that it has not itself underwritten.

     Countrywide Home Loans' underwriting standards are primarily intended to evaluate the value and adequacy of the mortgaged property as collateral for the proposed mortgage loan and the borrower's credit standing and repayment ability. On a case by case basis, Countrywide Home Loans may determine that, based upon compensating factors, a prospective borrower not strictly qualifying under the underwriting risk category guidelines described below warrants an underwriting exception. Compensating factors may include low loan-to-value ratio, low debt-to-income ratio, stable employment, time in the same residence or other factors. It is expected that a significant number of the Mortgage Loans will have been originated based on these types of underwriting exceptions.

     Each prospective borrower completes an application which includes information with respect to the applicant's assets, liabilities, income and employment history, as well as certain other personal information. Countrywide Home Loans requires an independent credit bureau report on the credit history of each applicant in order to evaluate the applicant's prior willingness and/or ability to repay. The report typically contains information relating to credit history with local and national merchants and lenders, installment debt payments and any record of defaults, bankruptcy, repossession, suits or judgments, among other matters.

     After obtaining all applicable employment, credit and property information, Countrywide Home Loans uses a debt-to-income ratio to assist in determining whether the prospective borrower has sufficient monthly income available to support the payments of principal and interest on the mortgage loan in addition to other monthly credit obligations. The "debt-to-income ratio" is the ratio of the borrower's total monthly credit obligations to the borrower's gross monthly income. The maximum monthly debt-to-income ratio varies depending upon a borrower's credit grade and documentation level (as described below) but does not generally exceed 55%. Variations in the monthly debt-to-income ratios limit are permitted based on compensating factors.

     Countrywide Home Loans' underwriting standards are applied in accordance with applicable federal and state laws and regulations and require an independent appraisal of the mortgaged property prepared on a Uniform Residential Appraisal Report (Form 1004) or other appraisal form as applicable to the specific mortgaged property type. Each appraisal includes a market data analysis based on recent sales of comparable homes in the area and, where deemed appropriate, replacement cost analysis based on the current cost of constructing a similar home and generally is required to have been made not earlier than 180 days prior to the date of origination of the mortgage loan. Every independent appraisal is reviewed by a representative of Countrywide Home Loans before the loan is funded, and an additional review appraisal is generally performed in connection with appraisals not provided by Landsafe Appraisals, Inc., a wholly owned subsidiary of Countrywide Home Loans. In most cases, properties that are not at least in average condition (including properties requiring major deferred maintenance) are not acceptable as collateral for a credit blemished loan. The maximum loan amount varies depending upon a borrower's credit grade, Credit Bureau Risk Score, and documentation level but does not generally exceed $1,000,000. Variations in maximum loan amount limits are permitted based on compensating factors.

     Countrywide Home Loans' underwriting standards permit first mortgage loans with loan-to-value ratios at origination of up to 100% and second mortgage loans with combined loan-to-value ratios at origination of up to 100% depending on the program, type and use of the property, documentation level, creditworthiness of the borrower, debt-to-income ratio and loan amount.

     Countrywide Home Loans requires title insurance on all credit blemished mortgage loans. Countrywide Home Loans also requires that fire and extended coverage casualty insurance be maintained on the mortgaged property in an amount at least equal to the principal balance or the replacement cost of the mortgaged property, whichever is less.

     Countrywide Home Loans' credit blemished mortgage loan underwriting standards are more flexible than the standards generally acceptable to Countrywide Home Loans for its non-credit blemished mortgage loans with regard to the borrower's credit standing and repayment ability. While more flexible, Countrywide Home Loans' underwriting guidelines still place primary reliance on a borrower's ability to repay; however Countrywide Home Loans may require lower loan-to-value ratios than for loans underwritten to more traditional standards. Borrowers who qualify generally have payment histories and debt-to-income ratios which would not satisfy more traditional underwriting guidelines and may have a record of major derogatory credit items such as outstanding judgments or prior bankruptcies. Countrywide Home Loans' credit blemished mortgage loan underwriting guidelines establish the maximum permitted loan-to-value ratio for each loan type based upon these and other risk factors with more risk factors resulting in lower loan-to-value ratios.

     Countrywide Home Loans underwrites or originates credit blemished mortgage loans pursuant to alternative sets of underwriting criteria under its Full Documentation Loan Program (the "Full Doc Program"), and Stated Income Loan Program (the "Stated Income Program"). Under each of the underwriting programs, Countrywide Home Loans verifies the loan applicant's sources and amounts of income (except under the Stated Income Program where the amount of income is not verified), calculates the amount of income from all sources indicated on the loan application, reviews the credit history of the applicant, calculates the debt-to-income ratio to determine the applicant's ability to repay the loan, and reviews the appraisal of the mortgaged property for compliance with Countrywide Home Loans' underwriting standards.

     Under the Stated Income Program, the borrower's employment and income sources and amounts must be stated on the borrower's application. The borrower's income as stated must be reasonable for the related occupation and the determination as to reasonableness is subject to the loan underwriter's discretion. However, the borrower's income as stated on the application is not independently verified. Maximum loan-to-value ratios are generally lower than those permitted under the Full Doc Program. Except as otherwise stated above, the same mortgage credit, consumer credit and collateral related underwriting guidelines apply.

     Under the Full Doc and Stated Income Programs, various risk categories are used to grade the likelihood that the mortgagor will satisfy the repayment conditions of the mortgage loan. These risk categories establish the maximum permitted loan-to-value ratio, debt-to-income ratio and loan amount, given the borrower's credit history, the occupancy status of the mortgaged property and the type of mortgaged property. In general, more (or more recent) derogatory credit items such as delinquent mortgage payments or prior bankruptcies result in a loan being assigned to a higher credit risk category.

     Countrywide Home Loans' underwriting guidelines for credit blemished mortgage loans utilize credit grade categories to grade the likelihood that the mortgagor will satisfy the repayment conditions of the mortgage loans. In general, a credit grade category is assigned by evaluating a borrower's mortgage history, time since bankruptcy, and time since foreclosure or notice of default. The credit grade categories establish guidelines for determining maximum allowable loan-to-value ratios and loan amounts given the borrower's Credit Bureau Risk Score, and maximum allowable debt-to-income ratios for a given mortgage loan. A summary of the credit grade categories is set forth below.

Credit Grade Category: "A"
     Loan-To-Value Ratio:  Maximum of 100%
     Debt-To-Income Ratio:  Maximum of 55%
     Loan Amount:  Maximum of $1,000,000
     Consumer Credit History: Credit Bureau Risk Score must be greater than or equal to 500 for loan amounts up to $400,000, 520 for loan amounts up to $500,000, 580 for loan amounts up to $650,000, or 600 for loan amounts of $650,001 to $1,000,000. If no Credit Bureau Risk Score is available, Countrywide Home Loans evaluates the borrower's consumer credit history through alternative means in accordance with its underwriting criteria for credit blemished mortgage loans. If the Credit Bureau Risk Score is inaccurate, as evidenced by objective criteria provided to Countrywide Home Loans by independent third parties, then no more than 4 delinquencies of 30 days in the past 12 months and loan amount is restricted to $500,000.
     Mortgage History: No more than 1 non-consecutive delinquency of 30 days during the past 12 months.
     Bankruptcy: At least 2 years since discharge/dismissal of Chapter 7, 11, or 13 Bankruptcy.
     Foreclosure/Notice of Default: At least 3 years since foreclosure/notice of default released.

Credit Grade Category: "A-"
     Loan-To-Value Ratio:  Maximum of 90%
     Debt-To-Income Ratio:  Maximum of 55%
     Loan Amount:  Maximum of $500,000
     Consumer Credit History: Credit Bureau Risk Score must be greater than or equal to 500 for loan amounts up to $400,000, or 520 for loan amounts up to $500,000. If no Credit Bureau Risk Score is available, Countrywide Home Loans evaluates the borrower's consumer credit history through alternative means in accordance with its underwriting criteria for credit blemished mortgage loans. If the Credit Bureau Risk Score is inaccurate, as evidenced by objective criteria provided to Countrywide Home Loans by independent third parties, then no more than 6 delinquencies of 30 days, and 2 delinquencies of 60 days in the past 12 months.
     Mortgage History: No more than 2 non-consecutive delinquencies of 30 days during the past 12 months.
     Bankruptcy: At least 2 years since discharge/dismissal of Chapter 7 or 11 Bankruptcy, and 2 years since filing or dismissal of Chapter 13 Bankruptcy. Additionally, a Chapter 13 Bankruptcy must be discharged prior to the loan application date if it has not been dismissed. Foreclosure/Notice of Default: At least 3 years since foreclosure/notice of default released.

Credit Grade Category: "B"

     Loan-To-Value Ratio:  Maximum of 85%
     Debt-To-Income Ratio:  Maximum of 55%
     Loan Amount:  Maximum of $500,000
     Consumer Credit History: Credit Bureau Risk Score must be greater than or equal to 500 for loan amounts up to $400,000, or 520 for loan amounts up to $500,000. If no Credit Bureau Risk Score is available, Countrywide Home Loans evaluates the borrower's consumer credit history through alternative means in accordance with its underwriting criteria for credit blemished mortgage loans. If the Credit Bureau Risk Score is inaccurate, as evidenced by objective criteria provided to Countrywide Home Loans by independent third parties, then no more than 10 delinquencies of 30 days, 4 delinquencies of 60 days, and 2 delinquencies of 90 days or more in the past 12 months.
     Mortgage History: No more than 1 delinquency of 60 days in the past 12 months. Delinquencies of 30 days are not restricted.
     Bankruptcy: At least 18 months since discharge or dismissal of Chapter 7 or 11 Bankruptcy and 18 months since filing or dismissal of Chapter 13 Bankruptcy.
     Foreclosure/Notice of Default: At least 2 years since foreclosure/notice of default released.

Credit Grade Category: "C"
     Loan-To-Value Ratio:  Maximum of 80%
     Debt-To-Income Ratio:  Maximum of 55%
     Loan Amount:  Maximum of $450,000.
     Consumer Credit History: The minimum Credit Bureau Risk Score is 500 for loan amounts up to $400,000, or 520 for loan amounts up to $450,000. If no Credit Bureau Risk Score is available, Countrywide Home Loans evaluates the borrower's consumer credit history through alternative means in accordance with its underwriting criteria for credit blemished mortgage loans. If the Credit Bureau Risk Score is inaccurate, as evidenced by objective criteria provided to Countrywide Home Loans by independent third parties, then no more than 8 delinquencies of 60 days, and 4 delinquencies of 90 days or more in the past 12 months.
     Mortgage History: No more than 1 delinquency of 90 days during the past 12 months. Delinquencies of 30 days and 60 days are not restricted.
     Bankruptcy: At least 1 year since discharge or dismissal of Chapter 7 or 11 Bankruptcy and 1 year since filing or dismissal of Chapter 13 Bankruptcy.
     Foreclosure/Notice of Default: At least 1 year since foreclosure/notice of default released.

Credit Grade Category: "C-"
     Loan-To-Value Ratio:  Maximum of 70%
     Debt-To-Income Ratio:  Maximum of 55%
     Loan Amount:  Maximum of $350,000.
     Consumer Credit History: The minimum Credit Bureau Risk Score is 500. If no Credit Bureau Risk Score is available, Countrywide Home Loans evaluates the borrower's consumer credit history through alternative means in accordance with its underwriting criteria for credit blemished mortgage loans. If the Credit Bureau Risk Score is inaccurate, as evidenced by objective criteria provided to Countrywide Home Loans by independent third parties, then no more than 12 delinquencies of 60 days, and 8 delinquencies of 90 days or more in the past 12 months.
     Mortgage History: No more than 2 delinquencies of 90 days during the past 12 months. Delinquencies of 30 days and 60 days are not restricted.
     Bankruptcy: Chapter 13 Bankruptcy must be discharged/dismissed, or paid-off through escrow at funding. Chapter 7 Bankruptcy must be discharged/dismissed at least 1 day prior to funding.
     Foreclosure/Notice of Default: None at time of funding.

Credit Grade Category: "D"
     Loan-To-Value Ratio:  Maximum of 65%
     Debt-To-Income Ratio:  Maximum of 45%
     Loan Amount:  Maximum of $250,000
     Consumer Credit History: The minimum Credit Bureau Risk Score is 500. If no Credit Bureau Risk Score is available, Countrywide Home Loans evaluates the borrower's consumer credit history through alternative means in accordance with its underwriting criteria for credit blemished mortgage loans. If the

     Credit Bureau Risk Score is inaccurate, as evidenced by objective criteria provided to Countrywide Home Loans by independent third parties, then no more than 12 delinquencies of 60 days, and 8 delinquencies of 90 days or more in the past 12 months.
     Mortgage History: Open Notice of default must be cured at time of funding.
     Bankruptcy: Chapter 13 Bankruptcy must be discharged/dismissed, or paid-off through escrow at funding. Chapter 7 Bankruptcy must be discharged or dismissed at least 1 day prior to funding.
     Foreclosure/Notice of Default: Notice of default is acceptable but must be cured at time of funding.

     The loan-to-value ratios, debt-to-income ratios, and loan amounts stated above are maximum levels for a given credit grade category. There are additional restrictions on loan-to-value ratios, debt-to-income ratios, and loan amounts depending on, but not limited to, the occupancy status of the mortgaged property, the type of mortgaged property, and the documentation program.

     The "Credit Bureau Risk Score" is a statistical credit score obtained by Countrywide Home Loans in connection with the loan application to help assess a borrower's creditworthiness. Credit Bureau Risk Scores are generated by models developed by a third party and are made available to mortgage lenders through three national credit bureaus. The models were derived by analyzing data on consumers in order to establish patterns which are believed to be indicative of the borrower's probability of default. The Credit Bureau Risk Scores are based on a borrower's historical credit data, including, among other things, payment history, delinquencies on accounts, levels of outstanding indebtedness, length of client history, types of credit, and bankruptcy experience. Credit Bureau Risk Scores range from approximately 250 to approximately 900, with higher scores indicating an individual with a more favorable credit history compared to an individual with a lower score. However, a Credit Bureau Risk Score purports only to be a measurement of the relative degree of risk a borrower represents to a lender, i.e., that a borrower with a higher score is statistically expected to be less likely to default in payment than a borrower with a lower score. In addition, it should be noted that Credit Bureau Risk Scores were developed to indicate a level of default probability over a two-year period which does not correspond to the life of a mortgage loan. Furthermore, Credit Bureau Risk Scores were not developed specifically for use in connection with mortgage loans, but for consumer loans in general. Therefore, a Credit Bureau Risk Score does not take into consideration the effect of mortgage loan characteristics on the probability of repayment by the borrower. The Credit Bureau Risk Scores set forth in Annex A hereto were obtained either at the time of origination of the Mortgage Loan or more recently. The Credit Bureau Risk Score is used as an aid to, not a substitute for, the underwriter's judgment.

     In determining a Credit Bureau Risk Score for a particular borrower, Countrywide Home Loans attempts to obtain Credit Bureau Risk Scores from each of the three national credit bureaus that produce these scores. Although different scores may be available from each of the three national credit bureaus for a particular borrower, Countrywide Home Loans will use only one score in its determination of whether to underwrite a mortgage loan, based on the following methodology: if scores are available from each of the three national credit bureaus, Countrywide Home Loans will disregard the highest and lowest scores, and use the remaining score; and if scores are available from only two of the three national credit bureau, Countrywide Home Loans will use the lower of the two scores. In the case of a mortgage loan with more than one applicant, Countrywide Home Loans will use the Credit Bureau Risk Score of the applicant contributing the highest percentage of the total qualifying income.

     If only one score is available, or no score is available, Countrywide Home Loans will follow its Limited Credit guidelines. Under the Limited Credit guidelines, credit histories may be developed using rent verification from current and/or previous landlords, proof of payment to utilities such as telephone, or verification from other sources of credit or services for which the applicant has (or had) a regular financial obligation. In general, applications with the aforementioned type of credit documentation are limited to A- risk and 80% loan-to-value ratio. For applicants with established mortgage payment history of at least 12 months and one credit score or no credit score, the mortgage payment history may be used in lieu of a credit score to determine a risk grade.

                        SERVICING OF THE MORTGAGE LOANS

General

     [Countrywide Home Loans Servicing LP] ("Countrywide Servicing" or the "Master Servicer") will act as Master Servicer and will service the Mortgage Loans in accordance with the terms set forth in the Sale and Servicing Agreement. [It is expected that on the Closing Date the Master Servicer will be the only entity servicing the Mortgage Loans. [If the Master Servicer is not the only servicer for more than 10% of the mortgage loans, Item 1108 disclosure will be provided in this section for those servicers.]] The Master Servicer has agreed to service and administer the Mortgage Loans in accordance with customary and usual standards of practice of prudent mortgage loan lenders in the respective states in which the Mortgaged Properties are located. The Master Servicer has also agreed to represent and protect the interest of the issuing entity and the Indenture Trustee in the Mortgage Loans in the same manner as it currently protects its own interest in mortgage loans in its own portfolio in any claim, proceeding or litigation regarding a Mortgage Loan. The Master Servicer is permitted to make a modification, waiver or amendment of a Mortgage Loan so long as the modification, waiver or amendment would comply with the general servicing standard described above, not result in the imposition of certain taxes and not extend the due date for a payment due on the related Mortgage Note for a period greater than [270] days. A modification, waiver or amendment may initially result in a reduction in the payments made under a Mortgage Loan, but it is expected that a modification, waiver or amendment will increase the payments made under the Mortgage Loan over the life of the Mortgage Loan.

     The Master Servicer may perform any of its obligations under the Sale and Servicing Agreement through one or more subservicers. Notwithstanding any subservicing arrangement, the Master Servicer will remain liable for its servicing duties and obligations under the Sale and Servicing Agreement as if the Master Servicer alone were servicing the Mortgage Loans.

The Master Servicer

     The principal executive offices of Countrywide Servicing are located at 7105 Corporate Drive, Plano, Texas 75024. Countrywide Servicing is a Texas limited partnership directly owned by Countrywide GP, Inc. and Countrywide LP, Inc., each a Nevada corporation and a direct wholly owned subsidiary of Countrywide Home Loans. Countrywide GP, Inc. owns a 0.1% interest in Countrywide Servicing and is the general partner. Countrywide LP, Inc. owns a 99.9% interest in Countrywide Servicing and is a limited partner.

     Countrywide Home Loans established Countrywide Servicing in February 2000 to service mortgage loans originated by Countrywide Home Loans that would otherwise have been serviced by Countrywide Home Loans. In January and February, 2001, Countrywide Home Loans transferred to Countrywide Servicing all of its rights and obligations relating to mortgage loans serviced on behalf of Freddie Mac and Fannie Mae, respectively. In October 2001, Countrywide Home Loans transferred to Countrywide Servicing all of its rights and obligations relating to the bulk of its non-agency loan servicing portfolio (other than the servicing of home equity lines of credit), including with respect to those mortgage loans (other than home equity lines of credit) formerly serviced by Countrywide Home Loans and securitized by the Depositor. While Countrywide Home Loans expects to continue to directly service a portion of its loan portfolio, it is expected that the servicing rights for most newly originated Countrywide Home Loans mortgage loans will be transferred to Countrywide Servicing upon sale or securitization of the related mortgage loans. Countrywide Servicing is engaged in the business of servicing mortgage loans and will not originate or acquire loans, an activity that will continue to be performed by Countrywide Home Loans. In addition to acquiring mortgage servicing rights from Countrywide Home Loans, it is expected that Countrywide Servicing will service mortgage loans for non-Countrywide Home Loans affiliated parties as well as subservice mortgage loans on behalf of other master servicers.

     In connection with the establishment of Countrywide Servicing, certain employees of Countrywide Home Loans became employees of Countrywide Servicing. Countrywide Servicing has engaged Countrywide Home Loans as a subservicer to perform certain loan servicing activities on its behalf.

     Countrywide Servicing is an approved mortgage loan servicer for Fannie Mae, Freddie Mac, Ginnie Mae, HUD and VA and is licensed to service mortgage loans in each state where a license is required. Its loan servicing activities are guaranteed by Countrywide Financial and/or Countrywide Home Loans when required by the owner of the mortgage loans.

[Countrywide Home Loans]

     [If another entity is the sponsor, disclosure responsive to Item 1104 will be provided regarding that entity.] Countrywide Home Loans is the sponsor for the transaction and also a seller. Countrywide Home Loans is a New York corporation and a direct wholly owned subsidiary of Countrywide Financial Corporation, a Delaware corporation ("Countrywide Financial"). The principal executive offices of Countrywide Home Loans are located at 4500 Park Granada, Calabasas, California 91302. Countrywide Home Loans is engaged primarily in the mortgage banking business, and as part of that business, originates, purchases, sells and services mortgage loans. Countrywide Home Loans originates mortgage loans through a retail branch system and through mortgage loan brokers and correspondents nationwide. Mortgage loans originated by Countrywide Home Loans are principally first-lien, fixed or adjustable rate mortgage loans secured by single-family residences.

     Countrywide Home Loans has historically sold substantially all the mortgage loans that it has originated and purchased, generally through securitizations. Countrywide Home Loans does not always sell mortgage loans immediately after origination or acquisition, but may decide to sell certain mortgage loans in later periods as part of its overall management of interest rate risk. Countrywide Home Loans has been involved in the securitization of mortgage loans since 1969 when it was approved as a Federal National Mortgage Association seller/servicer. Countrywide Home Loans reviews the structure of its securitizations and discusses the structure with the related underwriters.

     Except as otherwise indicated, reference in the remainder of this prospectus supplement to "Countrywide Home Loans" should be read to include Countrywide Home Loans and its consolidated subsidiaries, including Countrywide Servicing. Countrywide Home Loans services substantially all of the mortgage loans it originates or acquires. In addition, Countrywide Home Loans has purchased in bulk the rights to service mortgage loans originated by other lenders. Countrywide Home Loans has in the past and may in the future sell to mortgage bankers and other institutions a portion of its portfolio of loan servicing rights. As of September 30, 2005, December 31, 2004, December 31, 2003 and December 31, 2002, Countrywide Home Loans provided servicing for mortgage loans with an aggregate principal balance of approximately $1,047.623 billion, $838.322 billion, $644.855 billion and $452.405 billion, respectively, substantially all of which were being serviced for unaffiliated persons. As of September 30, 2005, Countrywide Home Loans provided servicing for approximately $117.522 billion in credit blemished mortgage loans (excluding mortgage loans being subserviced by Countrywide Home Loans).

     Mortgage Loan Production

     The following table sets forth, by number and dollar amount of mortgage loans, Countrywide Home Loans' residential mortgage loan production for the periods indicated.

                                                               Consolidated Mortgage Loan Production
                                      ---------------------------------------------------------------------------------------------

                                                       Ten Months                     Years Ended                      Nine Months
                                       Year Ended        Ended                        December 31,                        Ended
                                      February 28,    December 31,     -------------------------------------------    September 30,
                                          2001            2001             2002           2003            2004             2005
                                      ------------    -------------    -----------    -------------    -----------    -------------
                                                        (Dollars in millions, except average loan amount)
Conventional Conforming Loans
  Number of Loans .................        240,608          504,975        999,448        1,517,743        846,395          591,059
  Volume of Loans .................   $     34,434    $      76,432    $   150,110    $     235,868    $   138,845    $     122,780
     Percent of Total Dollar Volume           50.0%            61.7%          59.6%            54.2%          38.2%            34.3%
Conventional Non-conforming Loans
  Number of Loans .................         86,600          137,593        277,626          554,571        509,711          612,768
  Volume of Loans .................   $     11,394    $      22,209    $    61,627    $     136,664    $   140,580    $     163,199
     Percent of Total Dollar Volume           16.5%            17.9%          24.5%            31.4%          38.7%            45.6%
FHA/VA Loans
  Number of Loans .................        118,673          118,734        157,626          196,063        105,562           60,545
  Volume of Loans .................   $     13,075    $      14,109    $    19,093    $      24,402    $    13,247    $       7,978
     Percent of Total Dollar Volume           18.9%            11.4%           7.6%             5.6%           3.6%             2.2%
Prime Home Equity Loans
  Number of Loans .................        119,045          164,503        316,049          453,817        587,046          511,253
  Volume of Loans .................   $      4,660    $       5,639    $    11,650    $      18,103    $    30,893    $      31,403
     Percent of Total Dollar Volume            6.8%             4.5%           4.6%             4.2%           8.5%             8.8%
Nonprime Mortgage Loans
  Number of Loans .................         51,706           43,359         63,195          124,205        250,030          202,768
  Volume of Loans .................   $      5,360    $       5,580    $     9,421    $      19,827    $    39,441    $      32,457
     Percent of Total Dollar Volume            7.8%             4.5%           3.7%             4.6%          11.0%             9.1%
Total Loans
  Number of Loans .................        616,632          969,164      1,813,944        2,846,399      2,298,744        1,978,393
  Volume of Loans .................   $     68,923    $     123,969    $   251,901    $     434,864    $   363,006    $     357,817
  Average Loan Amount .............   $    112,000    $     128,000    $   139,000    $     153,000    $   158,000    $     181,000
  Non-Purchase Transactions(1) ....             33%              63%            66%              72%            51%              52%
  Adjustable-Rate Loans(1) ........             14%              12%            14%              21%            52%              53%

----------

(1)  Percentage of total loan production based on dollar volume.

Loan Servicing

     The Master Servicer has established standard policies for the servicing and collection of mortgages. Servicing includes, but is not limited to:

          (a)  collecting, aggregating and remitting mortgage loan payments;

          (b)  accounting for principal and interest;

          (c) holding escrow (impound) funds for payment of taxes and insurance;

          (d)  making inspections as required of the mortgaged properties;

          (e) preparation of tax related information in connection with the mortgage loans;

          (f)  supervision of delinquent mortgage loans;

          (g)  loss mitigation efforts;

          (h) foreclosure proceedings and, if applicable, the disposition of mortgaged properties; and

          (i) generally administering the mortgage loans, for which it receives servicing fees.

     Billing statements with respect to mortgage loans are mailed monthly by the Master Servicer. The statement details all debits and credits and specifies the payment due. Notice of changes in the applicable loan rate are provided by the Master Servicer to the mortgagor with these statements.

Collection Procedures

     Credit Blemished Mortgage Loans. When a mortgagor fails to make a payment on a credit blemished mortgage loan, the Master Servicer attempts to cause the deficiency to be cured by corresponding with the mortgagor. In most cases, deficiencies are cured promptly. Pursuant to the Master Servicer's servicing procedures for credit blemished loans, the Master Servicer generally mails to the mortgagor a notice of intent to foreclose after the loan becomes 31 days past due (two payments due but not received) and, generally within 59 days thereafter, if the loan remains delinquent, institutes appropriate legal action to foreclose on the mortgaged property. Foreclosure proceedings may be terminated if the delinquency is cured. Mortgage loans to borrowers in bankruptcy proceedings may be restructured in accordance with law and with a view to maximizing recovery of the loans, including any deficiencies.

     Once foreclosure is initiated by the Master Servicer, a foreclosure tracking system is used to monitor the progress of the proceedings. The system includes state specific parameters to monitor whether proceedings are progressing within the time frame typical for the state in which the mortgaged property is located. During the foreclosure proceeding, the Master Servicer determines the amount of the foreclosure bid and whether to liquidate the mortgage loan.

     If foreclosed, the mortgaged property is sold at a public or private sale and may be purchased by Countrywide Home Loans. After foreclosure, the Master Servicer may liquidate the mortgaged property and charge-off the loan balance which was not recovered through liquidation proceeds.

     Servicing and charge-off policies and collection practices with respect to credit blemished mortgage loans may change over time in accordance with, among other things, the Master Servicer's business judgment, changes in the servicing portfolio and applicable laws and regulations.

Foreclosure and Delinquency Experience

     Credit Blemished Mortgage Loans. The following table summarizes the delinquency and foreclosure experience, respectively, on the dates indicated, of credit blemished mortgage loans originated and serviced by Countrywide Home Loans. A credit blemished mortgage loan is characterized as delinquent if the borrower has not paid the monthly payment due within one month of the related due date. The delinquency and foreclosure percentages may be affected by the size and relative lack of seasoning of the servicing portfolio because many of such loans were not outstanding long enough to give rise to some or all of the periods of delinquency indicated in the chart below. Accordingly, the information should not be considered as a basis for assessing the likelihood, amount, or severity of delinquency or losses on the Mortgage Loans, and no assurances can be given that the delinquency or foreclosure experience presented in the table below will be indicative of such experience on such Mortgage Loans. The sum of the columns below may not equal the total indicated due to rounding.

     For purposes of the following table:

     o the period of delinquency is based on the number of days payments are contractually past due;

     o certain total percentages and dollar amounts may not equal the sum of the percentages and dollar amounts indicated in the columns due to differences in rounding;

     o the "Foreclosure Rate" is the dollar amount of mortgage loans in foreclosure as a percentage of the total principal balance of mortgage loans outstanding as of the date indicated; and

     o the "Bankruptcy Rate" is the dollar amount of mortgage loans for which the related borrower has declared bankruptcy as a percentage of the total principal balance of mortgage loans outstanding as of the date indicated.

                                        Delinquency and Foreclosure Experience
                         ------------------------------------------------------------------
                             As of December 31, 2001            As of December 31, 2002
                         -------------------------------    -------------------------------
                         Principal Balance    Percentage    Principal Balance    Percentage
                         ------------------   ----------    ------------------   ----------
Total Portfolio          $ 9,081,242,926.99       100.00%   $10,499,524,957.75       100.00%
Delinquency Percentage
    30-59 Days           $   806,843,594.55         8.88%   $   776,262,182.66         7.39%
    60-89 Days               255,443,513.99         2.81        272,447,833.46         2.59
    90+ Days                 103,605,791.49         1.14        112,192,108.56         1.07
                         ------------------   ----------    ------------------   ----------
Sub-Total                $ 1,165,892,900.03        12.84%   $ 1,160,902,124.68        11.06%
                         ------------------   ----------    ------------------   ----------
Foreclosure Rate         $   356,652,093.38         3.93%   $   277,872,737.06         2.65%
Bankruptcy Rate          $   232,679,880.26         2.56%   $   293,013,840.50         2.79%

                                        Delinquency and Foreclosure Experience
                         ------------------------------------------------------------------
                             As of December 31, 2003            As of December 31, 2004
                         -------------------------------    -------------------------------
                         Principal Balance    Percentage    Principal Balance    Percentage
                         ------------------   ----------    ------------------   ----------
Total Portfolio          $20,666,799,653.23       100.00%   $41,677,307,627.45       100.00%
Delinquency Percentage
    30-59 Days           $ 1,237,075,952.99         5.99%   $ 2,672,783,222.99         6.41%
    60-89 Days               369,166,558.52         1.79        833,545,643.95         2.00
    90+ Days                 101,415,871.40         0.49        316,611,149.78         0.76
                         ==================   ==========    ==================   ==========
Sub-Total                $ 1,707,658,382.91         8.26%   $ 3,822,940,016.72         9.17%
                         ------------------   ----------    ------------------   ----------
Foreclosure Rate         $   322,166,334.41         1.56%   $   610,898,746.28         1.47%
Bankruptcy Rate          $   305,504,468.46         1.48%   $   438,848,648.77         1.05%

     Historically, a variety of factors, including the appreciation of real estate values, have limited the loss and delinquency experience on credit blemished mortgage loans. There can be no assurance that factors beyond the control of Countrywide Home Loans, such as national or local economic conditions or a downturn in the real estate markets of its lending areas, will not result in increased rates of delinquencies and foreclosure losses in the future.

Servicing Compensation and Payment of Expenses

     The Master Servicer will be paid a monthly fee (the "Servicing Fee") from interest collected with respect to each Mortgage Loan (as well as from any liquidation proceeds that are applied to accrued and unpaid interest or Subsequent Recoveries) equal to one-twelfth of the Stated Principal Balance thereof multiplied by the Servicing Fee Rate. The "Servicing Fee Rate" for each Mortgage Loan will equal [ ]% per annum. The amount of the monthly Servicing Fee is subject to adjustment with respect to Mortgage Loans that are prepaid in full, as described in this prospectus supplement under "-- Adjustment to Servicing Fee in Connection with Certain Prepaid Mortgage Loans." [The Master Servicer is also entitled to receive, as additional servicing compensation, amounts in respect of interest paid on Principal Prepayments received during that portion of a Prepayment Period from the related Due Date to the end of the Prepayment Period ("Prepayment Interest Excess"), all late payment fees, assumption fees and other similar charges [(excluding prepayment charges)] and all investment income earned on amounts on deposit in the Collection Account and Distribution Account.] The Master Servicer is obligated to pay certain ongoing expenses associated with the Mortgage Loans and incurred by the Indenture Trustee[, the Trust Administrator] and the Owner Trustee in connection with their respective responsibilities under the Sale and Servicing Agreement, the Indenture and the Trust Agreement, as applicable.

Adjustment to Servicing Fee in Connection With Certain Prepaid Mortgage Loans

     When a borrower prepays all or a portion of a Mortgage Loan between scheduled monthly payment dates ("Due Dates"), the borrower pays interest on the amount prepaid only to the date of prepayment. Principal Prepayments which are received during that portion of the Prepayment Period from the related Due Date in the Prepayment Period to the end of the Prepayment Period reduce the Scheduled Payment of interest for the following Due Date but are included in a distribution that occurs on or prior to the distribution of the Scheduled Payment, and accordingly no shortfall in interest otherwise distributable to holders of the Notes results. Conversely, Principal

Prepayments received from that portion of the Prepayment Period from the beginning of the Prepayment Period to related Due Date in the Prepayment Period reduce the Scheduled Payment of interest for the Due Date and are included in a distribution that occurs on or after the distribution of the Scheduled Payment, and accordingly an interest shortfall (a "Prepayment Interest Shortfall") could result. In order to mitigate the effect of any Prepayment Interest Shortfall on interest distributions to holders of the Notes on any Distribution Date, one-half of the amount of the Servicing Fee otherwise payable to the Master Servicer for the month will, to the extent of the Prepayment Interest Shortfall, be deposited by the Master Servicer in the Collection Account for distribution to holders of the Notes entitled thereto on the Distribution Date. The amount of this deposit by the Master Servicer is referred to as "Compensating Interest" and will be reflected in the distributions to holders of the Notes entitled thereto made on the Distribution Date on which the Principal Prepayments received would be distributed. Any shortfall in interest distributions to the [Class AF-5B] noteholders resulting from Prepayment Interest Shortfalls will not be covered by the [Class AF-5B] Policy.

Advances

     Subject to the following limitations, on the Business Day prior to each Distribution Date, the Master Servicer will be required to advance (an "Advance") from its own funds, or funds in the Collection Account that are not required to be distributed on the Distribution Date, on the Business Day immediately preceding the Distribution Date (a "Master Servicer Advance Date"), the sum of:

     o an amount equal to the aggregate of payments of principal and interest on the Mortgage Loans (with the Mortgage Rate adjusted to a rate equal to the Mortgage Rate minus the Servicing Fee Rate (as so adjusted, the "Net Mortgage Rate")) that were due on the related Due Date and delinquent on the related Determination Date; and

     o an amount equivalent to interest (adjusted to the Net Mortgage Rate) deemed due on each Mortgage Loan (i) as to which the related Mortgaged Property has been acquired by the Master Servicer through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan ("REO Property"), which is calculated after taking into account any rental income from such Mortgaged Property or (ii) as to which the related Mortgaged Property has been liquidated but as to that Mortgage Loan a Final Recovery Determination has not been made.

     Advances are intended to maintain a regular flow of scheduled interest and principal payments on the Notes rather than to guarantee or insure against losses. The Master Servicer is obligated to make Advances to the extent that the Advances are, in its judgment, reasonably recoverable from future payments and collections or insurance payments or proceeds of liquidation of the related Mortgage Loan. If the Master Servicer determines on any Determination Date to make an Advance, the Advance will be included with the distribution to holders of the Notes on the related Distribution Date. Any failure by the Master Servicer to make an Advance as required under the Sale and Servicing Agreement will constitute a Master Servicer Default thereunder, in which case the Indenture Trustee, as successor master servicer, or any other entity that is appointed as successor master servicer, will be obligated to make Advances in accordance with the terms of the Sale and Servicing Agreement. An Advance will be reimbursed from the payments on the Mortgage Loan with respect to which the Advance was made. However, if an Advance is determined to be nonrecoverable and the Master Servicer delivers an officer's note to the Indenture Trustee indicating that the Advance is nonrecoverable, the Master Servicer will be entitled to withdraw from the Collection Account an amount equal to the nonrecoverable Advance. Reimbursement for Advances and nonrecoverable Advances will be made prior to distributions on the Notes.

                              THE ISSUING ENTITY

     In connection with the issuance of the Notes, the Depositor has formed CWHEQ Asset-Backed Notes Trust 200[ ]-[ ], a [statutory] trust created under the laws of the State of [Delaware] pursuant to a Trust Agreement dated [ ], 200[ ] among the Depositor, [ ], as Owner Trustee (the "Owner Trustee"), and [ ], as Trust Administrator (the "Trust Administrator"). We will file a final copy of the Trust Agreement after the issuing entity issues the Notes. CWHEQ Asset-Backed Notes Trust 200[ ]-[ ] is referred to in this prospectus supplement as the "issuing entity" and is referred to in the prospectus as the "Trust" or the "Trust Fund." The Owner Trustee serves as trustee of the issuing entity and acts on behalf of the issuing entity as the issuing entity does not have any directors, officers or employees. The fiscal year end of the issuing entity is [December 31].

     The issuing entity will pledge the Mortgage Loans and the related assets acquired by the issuing entity on and after the Closing Date to the Indenture Trustee as security for the Notes pursuant to the Indenture, dated as of the Cut-off Date (the "Indenture" ), between the issuing entity, the Trust Administrator and the Indenture Trustee.

     The issuing entity's activities are limited to the transactions and activities entered into in connection with the securitization described in this prospectus supplement, and except for those activities, the issuing entity is not authorized and has no power to borrow money or issue debt, merge with another entity, reorganize, liquidate or sell assets or engage in any business or activities. Consequently, the issuing entity is not permitted to hold any assets, or incur any liabilities, other than those described in this prospectus supplement. The permissible activities of the issuing entity can only be amended or modified by amending the Trust Agreement as described below under "Description of the Notes -- Amendment."

     Since the issuing entity is a [statutory] trust, it may not be eligible for relief under the federal bankruptcy laws, unless it can be characterized as a "business trust" for purposes of the federal bankruptcy laws. Bankruptcy courts look at various considerations in making this determination, so it is not possible to predict with any certainty whether or not the issuing entity would be characterized as a "business trust."

     The equity ownership in the issuing entity will be evidenced by the Owner Trust Certificate. The holder of the Owner Trust Certificate, the Owner Trust Certificateholder, will, after all amounts due and owing to the Owner Trustee, and not otherwise paid, have been paid, be entitled to receive on each Distribution Date (1) [any payments under the Corridor Contracts remaining on such Distribution Date after payment of Net Rate Carryover as described under "Description of the Notes -- Distributions -- Distributions from the Corridor Contracts" and (2)] any remaining cash flow from Mortgage Loan collections after all principal and interest on the Notes and other expenses of the issuing entity for such Distribution Date have been made. See "Description of the Notes - Distributions - Owner Trust Certificates."

                               THE OWNER TRUSTEE

     [ ] will act, not in its individual capacity but solely as the Owner Trustee (the "Owner Trustee"), under the Trust Agreement. [Description of Owner Trustee to be inserted upon identification of entity].

     [The Owner Trustee shall at all times be a corporation satisfying the provisions of Section [3807(a) of the Delaware Trust Statute], authorized to exercise corporate powers, having a combined capital and surplus of at least $[ ] and subject to supervision or examination by Federal or state authorities, and having (or having a parent which has) a short-term debt rating of at least [ ] or the equivalent by, or which is otherwise acceptable to, the Rating Agencies.]

     The Owner Trustee may hold Notes in its own name or as pledgee. To meet the legal requirements of certain jurisdictions, the Owner Trustee may appoint co-trustees or separate trustees of any part of the assets of the issuing entity under the Trust Agreement. All rights and obligations conferred or imposed on the Owner Trustee by the Trust Agreement will be conferred or imposed on any separate trustee or co-trustee. In any jurisdiction in which the Owner Trustee is incompetent or unqualified to perform any act, the separate trustee or co-trustee will perform the act solely at the direction of the Owner Trustee.

     The Owner Trustee may resign at any time on [ ] day's notice, in which event the Depositor must appoint a successor owner trustee. The Depositor may also remove the Owner Trustee if it becomes legally unable to act or becomes insolvent. Any resignation or removal of the Owner Trustee and appointment of a successor will not become effective until acceptance of the appointment by the successor.

     The Owner Trustee has no duty to manage, make any payment on, register, record, sell, dispose of, or otherwise deal with the trust estate, or to otherwise take or refrain from taking any action under any document contemplated by the Trust Agreement, except as expressly provided by the trust agreement or in instructions received by the Owner Trustee pursuant to the Trust Agreement. The Owner Trustee will be required to perform only those duties specifically required of it under the Trust Agreement. The Owner Trustee will disburse all moneys actually received by it constituting part of the issuing entity pursuant the terms of the transaction documents, and it will not be accountable under the Trust Agreement or any other transaction document except (i) for its own willful misconduct or gross negligence or (ii) for the inaccuracy of certain representations and warranties in the Trust Agreement.

                            THE TRUST ADMINISTRATOR

     [ ] will act as the Trust Administrator (the "Trust Administrator") under the Trust Agreement. [Description of Trust Administrator to be inserted here.]

     The Trust Administrator will perform on behalf of the Owner Trustee and the issuing entity certain administrative functions required under the Trust Agreement, the Indenture and the Sale and Servicing Agreement. The administrative functions include the preparation of notices to be delivered by the issuing entity pursuant to the transaction documents, providing all customary tax reports to Noteholders related to their investment and preparing and filing the issuing entity's tax information returns.]

     The Trust Administrator may resign at any time on [ ] day's notice, in which event the issuing entity must appoint a successor Trust Administrator in accordance with the Trust Agreement. The issuing entity may also remove the Trust Administrator if it shall default in the performance of any of its duties under the Sale and Servicing Agreement and, after notice of such default, has failed to cure the default within [ten] days (or, if such default cannot be cured in such time, shall not give within [ten] days such assurance of cure as shall be reasonably satisfactory to the issuing entity; or certain events related to the insolvency or bankruptcy of the Trust Administrator. Any resignation or removal of the Trust Administrator will not become effective a successor Trust Administrator is appointed. [The appointment of any successor Trust Administrator shall be effective only after receipt of a letter from each Rating Agency to the effect that such proposed appointment will not cause a reduction or withdrawal of the then current ratings of the Notes.]

     In carrying out the foregoing duties or any of its other obligations under the Sale and Servicing Agreement, the Trust Administrator will be subject to the same standard of care and have the same rights, indemnifications and immunities as the Indenture Trustee under the Indenture, including, without limitation, the right to reimbursement and indemnification on behalf of the issuing entity from funds in the Collection Account for all losses, costs and expenses of any kind or nature (including without limitation attorneys' fees and disbursements) incurred by the Trust Administrator in connection with the performance of its duties under the Sale and Servicing Agreement or any other transaction agreement.

                               STATIC POOL DATA

     Certain static pool data with respect to the delinquency, cumulative loss and prepayment data for [Countrywide Home Loans] is available online at [ ..com]. This static pool data is not deemed part of the prospectus or the registration statement of which the prospectus is a part to the extent that the static pool data relates to:

     o prior securitized pools of [Countrywide Home Loans] that do not include the Mortgage Loans and that were established before January 1, 2006; or

     o in the case of information regarding the Mortgage Loans, information about the Mortgage Loans for periods before January 1, 2006.

                           DESCRIPTION OF THE NOTES

General

     The Notes will be issued pursuant to the Indenture. We summarize below the material terms and provisions pursuant to which the Notes will be issued. The summaries are subject to, and are qualified in their entirety by reference to, the provisions of the Indenture and the Sale and Servicing Agreement. When particular provisions or terms used in the Indenture or the Sale and Servicing Agreement are referred to, the actual provisions (including definitions of terms) are incorporated by reference. We will file a final copy of the Indenture and the Sale and Servicing Agreement after the issuing entity issues the Notes.

     The CWHEQ, Inc., Asset-Backed Notes, Series 200[ ]-[ ] (the "Notes") will consist of: [Class AF-1A], [Class AF-1B], [Class AF-2], [Class AF-3], [Class AF-4], [Class AF-5A], [Class AF-5B], [Class AF-6], [Class MF-1], [Class MF-2], [Class MF-3], [Class MF-4], [Class MF-5], [Class MF-6], [Class MF-7], [Class MF-8], [Class BF], [Class 2-AV-1], [Class 2-AV-2]; [Class 3-AV-1], [Class 3-AV-2], [Class 3-AV-3], [Class 3-AV-4], [Class MV-1], [Class MV-2], [Class MV-3], [Class MV-4], [Class MV-5], [Class MV-6], [Class MV-7], [Class MV-8], [Class BV], [Class PF] and [Class PV] Notes.

     When describing the Notes in this prospectus supplement we use the following terms:

         Designation                                            Class of Notes
-------------------------------     --------------------------------------------------------------------------
[Class AF-1] Notes:                 [Class AF-1A] and [Class AF-1B] Notes

[Class AF-5] Notes:                 [Class AF-5A] and [Class AF-5B] Notes

[Class AF] Notes:                   [Class AF-1A], [Class AF-1B], [Class AF-2], [Class AF-3], [Class AF-4],
                                    [Class AF-5A], [Class AF-5B] and [Class AF-6] Notes

[Fixed Rate] Subordinate Notes:     [Class MF-1], [Class MF-2], [Class MF-3], [Class MF-4], [Class MF-5],
                                    [Class MF-6], [Class MF-7], [Class MF-8] and [Class BF] Notes

[Class 2-AV] Notes:                 [Class 2-AV-1] and  [Class 2-AV-2] Notes

[Class 3-AV] Notes:                 [Class 3-AV-1], [Class 3-AV-2], [Class 3-AV-3] and [Class 3-AV-4] Notes

[Class AV] Notes:                   [Class 2-AV] and [Class 3-AV] Notes

[Adjustable Rate] Subordinate       [Class MV-1], [Class MV-2], [Class MV-3], [Class MV-4], [Class MV-5],
  Notes:                            [Class MV-6], [Class MV-7], [Class MV-8] and [Class BV] Notes

Senior Notes:                       [Class AF] and [Class AV] Notes

Subordinate Notes:                  [Fixed Rate] Subordinate Notes, [Adjustable Rate] Subordinate Notes and
                                    [Class BV] Notes

[Fixed Rate] Notes:                 [Class AF-1B], [Class AF-2], [Class AF-3], [Class AF-4], [Class AF-5A],
                                    [Class AF-5B] and [Class AF-6] Notes and [Fixed Rate] Subordinate Notes

[Adjustable Rate] Notes:            [Class AF-1A] and [Class AV] Notes and [Adjustable Rate] Subordinate Notes

Offered Notes:                      Senior Notes and the Subordinate Notes

The Notes are generally referred to as the following types:

                             Class                                                      Type
------------------------------------------------------------------------     ------------------------------
[Class AF-1A] Notes:                                                         Senior/Adjustable Rate

[Class AF-1B], [Class AF-2], [Class AF-3], [Class AF-4] and [Class AF-5]
  Notes:                                                                     Senior/Fixed Rate

[Class AF-6] Notes:                                                          Senior/Fixed Rate/NAS

[Fixed Rate] Subordinate Notes:                                              Subordinate/Fixed Rate

[Class 2-AV-1] and [Class 3-AV] Notes:                                       Senior/Adjustable Rate

[Class 2-AV-2] Notes:                                                        Senior Support/Adjustable Rate

[Adjustable Rate] Subordinate Notes:                                         Subordinate/Adjustable Rate

[Class PF] and [Class PV] Notes:                                             Prepayment Charges

     Generally:

     o distributions of principal and interest on the [Class AF] Notes and the [Fixed Rate Subordinate Notes] will be based on amounts available for distribution in respect of the Mortgage Loans in Loan Group [1];

     o distributions of principal and interest on the [Class 2-AV] Notes will be based on amounts available for distribution in respect of the Mortgage Loans in Loan Group [2];

     o distributions of principal and interest on the [Class 3-AV] Notes will be based on amounts available for distribution in respect of the Mortgage Loans in Loan Group [3];

     o distributions of principal and interest on the [Adjustable Rate Subordinate Notes] will be based on amounts available for distribution in respect of the Mortgage Loans in Loan Group [2] and Loan Group [3];

     o distributions on the [Class PF] Notes, to the extent provided in the Sale and Servicing Agreement, will be based on amounts available for distribution in respect of the Mortgage Loans in Loan Group [1]; and

     o distributions on the [Class PV] Notes, to the extent provided in the Sale and Servicing Agreement, will be based on amounts available for distribution in respect of the Mortgage Loans in Loan Group [2] and Loan Group [3].

Denominations

     The Offered Notes will be issued in book-entry form as described below in minimum dollar denominations of $[20,000] and integral multiples of $[1,000] in excess thereof.

Book-Entry Notes

     The Offered Notes will be book-entry notes (the "Book-Entry Notes"). Persons acquiring beneficial ownership interests in the Book-Entry Notes ("Note Owners") may elect to hold their Book-Entry Notes through the Depository Trust Company ("DTC") in the United States, or Clearstream, Luxembourg or the Euroclear System ("Euroclear"), in Europe, if they are participants of these systems, or indirectly through organizations which are participants in these systems. Each class of Book-Entry Notes will be issued in one or more notes which equal the aggregate note principal balance of the applicable class of the Book-Entry Notes and will initially be registered in the name of Cede & Co., the nominee of DTC. Beneficial interests in the Book-Entry Notes may be held in minimum denominations representing Note Principal Balances of $[20,000] and integral multiples of $[1,000] in excess thereof. Except as set forth under "Description of the Securities--Book-Entry Registration of the Securities" in the prospectus, no person acquiring a beneficial ownership interest in a Book-Entry Note (each, a "beneficial owner") will be entitled to receive a physical note representing the person's beneficial ownership interest in the Book-Entry Note (a "Definitive Note"). Unless and until Definitive Notes are issued, it is anticipated that the only noteholder of the Book-Entry Notes will be Cede & Co., as nominee of DTC. Note Owners will not be noteholders as that term is used in the Sale and Servicing Agreement. Note Owners are only permitted to exercise their rights indirectly through the participating organizations that utilize the services of DTC, including securities brokers and dealers, banks and trust companies and clearing corporations and certain other organizations ("Participants") and DTC. See "Description of the Securities--Book-Entry Registration of the Securities" in the prospectus.

Glossary of Terms

     The following terms have the meanings shown below to help describe the cash flow on the Notes. The definitions are organized based on the context in which they are most frequently used. However, certain definitions may be used in multiple contexts.

     General Definitions.

     "Adjusted Net Mortgage Rate" with respect to each Mortgage Loan means the Mortgage Rate less the related Expense Fee Rate.

     "Business Day" is any day other than:

          (1) A Saturday or Sunday or

          (2) A day on which the [Class AF-5B] Insurer or banking institutions in the state of New York or California are required or authorized by law to be closed.

     "Distribution Date" means the [ ]th day of each month, or if the [ ]th day is not a Business Day, on the first Business Day thereafter, commencing in [ ] 200[ ].

     "Due Period" means with respect to any Distribution Date, the period beginning on the [second] day of the calendar month preceding the calendar month in which the Distribution Date occurs and ending on the [first day] of the month in which the Distribution Date occurs.

     "Excess Proceeds" with respect to a liquidated Mortgage Loan means the amount, if any, by which the sum of any Liquidation Proceeds and Subsequent Recoveries exceed the sum of (i) the unpaid principal balance of the Mortgage Loan plus (ii) accrued interest on the Mortgage Loan at the Mortgage Rate during each Due Period as to which interest was not paid or advanced on the Mortgage Loan.

     "Final Recovery Determination" means a determination by the Master Servicer that it has received all proceeds it expects to receive with respect to the liquidation of a Mortgage Loan.

     "Insurance Proceeds" means all proceeds of any insurance policy received prior to a Final Recovery Determination (to the extent that the proceeds are not applied to the restoration of the property or released to the mortgagor in accordance with the Master Servicer's normal servicing procedures), other than proceeds that represent reimbursement of the Master Servicer's costs and expenses incurred in connection with presenting claims under the related insurance policy.

     "Liquidation Proceeds" means any Insurance Proceeds and all other net proceeds received prior to a Final Recovery Determination in connection with the partial or complete liquidation of a Mortgage Loan (whether through Indenture Trustee's sale, foreclosure sale or otherwise) or in connection with any condemnation or partial release of the related Mortgaged Property, together with the net proceeds received prior to a Final Recovery Determination with respect to any Mortgaged Property acquired by the Master Servicer by foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan (other than the amount of the net proceeds representing Excess Proceeds and net of reimbursable expenses).

     "Note Principal Balance" means for any class of Notes, the aggregate outstanding principal balance of all Notes of the class, less:

          (1) all amounts previously distributed to holders of Notes of that class as scheduled and unscheduled payments of principal, including in the case of the [Class AF-5B] Notes, any payments of principal under the [Class AF-5B] Policy; and

          (2) in the case of a class of Subordinate Notes and the [Class 2-AV-2] Notes, the Applied Realized Loss Amounts allocated to the class, however, if Applied Realized Loss Amounts have been allocated to the Note Principal Balance of any class of Subordinate Notes or the [Class 2-AV-2] Notes, the Note Principal Balance thereof will be increased on each Distribution Date after the allocation of Applied Realized Loss Amounts, sequentially by class in the order of payment priority, by the amount of Subsequent Recoveries for the related Loan Group or Loan Groups, collected during the related Due Period (if any) (but not by more than the amount of the Unpaid Realized Loss Amount for the class).

     After any allocation of amounts in respect of Subsequent Recoveries to the Note Principal Balance of a class of Subordinate Notes or the [Class 2-AV-2] Notes, a corresponding decrease will be made on the Distribution Date to the Unpaid Realized Loss Amount for that class or classes. Although Subsequent Recoveries, if any, will be allocated to increase the Note Principal Balance of a class of Subordinate Notes and the [Class 2-AV-2] Notes, the Subsequent Recoveries will be included in the applicable Principal Remittance Amount and distributed in the priority set forth below under "--Distributions--Distributions of Principal." Therefore these Subsequent Recoveries may not be used to make any principal payments on the class or classes of Notes for which the Note Principal Balances have been increased by allocation of Subsequent Recoveries. Additionally, holders of these Notes will not be entitled to any payment in respect of interest that would have accrued on the amount of the increase in Note Principal Balance for any Accrual Period preceding the Distribution Date on which the increase occurs.

     Exclusively for the purpose of determining any subrogation rights of the [Class AF-5B] Insurer under the Sale and Servicing Agreement, the "Note Principal Balance" of the [Class AF-5B] Notes is not reduced by the amount of any payments made by the [Class AF-5B] Insurer in respect of principal on the [Class AF-5B] Notes under the [Class AF-5B] Policy, except to the extent that the payment has been reimbursed to the [Class AF-5B] Insurer pursuant to the provisions of the Sale and Servicing Agreement.

     "Percentage Interest" with respect to any Note, means the percentage derived by dividing the denomination of the Note by the aggregate denominations of all Notes of the applicable class.

     "Record Date" means:

          (1) in the case of the [Adjustable Rate Notes], the [Business Day immediately preceding the Distribution Date, unless the Adjustable-Rate Notes are no longer book-entry notes, in which case the Record Date will be the last Business Day of the month preceding the month of the Distribution Date], and

          (2) in the case of the [Fixed Rate Notes], the [last Business Day of the month preceding the month of the Distribution Date].

     "Subsequent Recoveries" means, with respect to any Mortgage Loan in respect of which a Realized Loss was incurred, any proceeds of the type described in the definitions of "Insurance Proceeds" and "Liquidation Proceeds" received in respect of the Mortgage Loan after a Final Recovery Determination (other than the amount of the net proceeds representing Excess Proceeds and net of reimbursable expenses).

     Definitions related to Interest Calculations and Distributions.

     "Accrual Period" for any Distribution Date and the [Adjustable Rate Notes], means the period from and including the preceding Distribution Date (or from and including the Closing Date in the case of the first Distribution
Date) to and including the day prior to the current Distribution Date, and for the [Fixed Rate Notes], means the calendar month immediately preceding the month in which the Distribution Date occurs.

     ["[Class AF-5B] Policy Premium Rate" means a rate equal to [ ]% per annum.]

     ["[Class AF-5B] Premium" means for any Distribution Date the fee payable to the [Class AF-5B] Insurer in respect of its services as [Class AF-5B] Insurer that accrues at the [Class AF-5B] Policy Premium Rate for the [Class AF-5B] Notes on a balance equal to [the Note Principal Balance of the [Class AF-5B] Notes immediately prior to the Distribution Date.] [The [Class AF-5B] Premium shall be computed on the basis of a 360-day year consisting of twelve 30-day months.]

     ["[Class AF-5B] Reimbursement Amount" means, with respect to any Distribution Date, (i) all Insured Payments paid by the [Class AF-5B] Insurer, but for which the [Class AF-5B] Insurer has not been reimbursed prior to the Distribution Date, plus (ii) interest accrued on the Insured Payments not previously repaid calculated at the Late Payment Rate.]

     "Current Interest" with respect to each class of interest-bearing notes and each Distribution Date means the interest accrued at the Interest Rate for the applicable Accrual Period on the Note Principal Balance of the class immediately prior to the Distribution Date.

     "Expense Fee Rate" with respect to each Mortgage Loan is equal to the sum of the Servicing Fee Rate and the Indenture Trustee Fee Rate.

     "Indenture Trustee Fee Rate" means a rate equal to [ ]% per annum.

     "Interest Carry Forward Amount" with respect to [each class of interest-bearing notes] and each Distribution Date means the excess of:

          (a) Current Interest for the class with respect to prior Distribution Dates over

          (b) the amount actually distributed to the class with respect to interest on prior Distribution Dates.

     "Interest Determination Date" means for the [Adjustable Rate Notes], the [second LIBOR Business Day] preceding the commencement of each Accrual Period.

     ["Interest Funds" means for any Loan Group and any Distribution Date (1) the Interest Remittance Amount for that Loan Group and the Distribution Date, less (2) the portion of the Indenture Trustee Fee allocable to that Loan Group for the Distribution Date.]

     "Interest Margin" for each class of [Adjustable Rate Notes] means the following:

                                                    (1)            (2)
          [Class AF-1A].....................
          [Class 2-AV-1]....................
          [Class 2-AV-2]....................
          [Class 3-AV-1]....................
          [Class 3-AV-2]....................
          [Class 3-AV-3]....................
          [Class 3-AV-4]....................
          [Class MV-1]......................
          [Class MV-2]......................
          [Class MV-3]......................
          [Class MV-4]......................
          [Class MV-5]......................
          [Class MV-6]......................
          [Class MV-7]......................
          [Class MV-8]......................
          [Class BV]........................

----------

(1) For any Accrual Period relating to any Distribution Date occurring on or prior to the Optional Termination Date.

(2) For any Accrual Period relating to any Distribution Date occurring after the Optional Termination Date.

     "Interest Rate" with respect to each Accrual Period and each class of [Adjustable Rate Notes] means a per annum rate equal to the lesser of:

          (1) [One-Month LIBOR] for the Accrual Period (calculated as described below under "-- Calculation of One-Month LIBOR") plus the Interest Margin for the class and Accrual Period, and

          (2) the applicable Net Rate Cap for the related Distribution Date.

     "Interest Rate" with respect to each Accrual Period and the [Fixed Rate Notes] means a per annum rate equal to the lesser of:

          (1) the per annum fixed rate for the class and the Accrual Period set forth in the summary of this prospectus supplement under "Description of the Notes -- General" and

          (2) the applicable Net Rate Cap for the related Distribution Date.

     ["Interest Remittance Amount" means with respect to each Loan Group and any Distribution Date:

          (a) the sum, without duplication, of:

               (1) all scheduled interest collected during the related Due Period (other than Credit Comeback Excess Amounts (if any)), less the related Servicing Fees,

               (2) all interest on prepayments, other than Prepayment Interest Excess,

               (3) all Advances relating to interest,

               (4) all Compensating Interest,

               (5) all Liquidation Proceeds collected during the related Due Period (to the extent that the Liquidation Proceeds relate to interest), and

               (6) [any Seller Shortfall Interest Requirement], less

          (b) all Advances relating to interest and certain expenses reimbursed during the related Due Period,

in each case with respect to the Mortgage Loans in the Loan Group.]

     "LIBOR Business Day" means a day on which banks are open for dealing in foreign currency and exchange in London and New York City.

     ["Net Rate Cap" for each Distribution Date means:

     (i) with respect to each class of [Class AF] Notes (other than the [Class AF-5B] Notes) and each class of [Fixed Rate Subordinate Notes], the weighted average Adjusted Net Mortgage Rate of the Mortgage Loans in Loan Group [1] for the Distribution Date ]adjusted, in the case of the [Class AF-1A] Notes only, to an effective rate reflecting the calculation of interest on the basis of the actual number of days elapsed during the related Accrual Period and a 360-day year],

     (ii) with respect to the [Class AF-5B] Notes, the Net Rate Cap with respect to the [Class AF] Notes less the [Class AF-5B] Policy Premium Rate,

     (iii) with respect to each class of [Class 2-AV] Notes, the weighted average Adjusted Net Mortgage Rate of the Mortgage Loans in Loan Group [2] for the Distribution Date, [adjusted to an effective rate reflecting the calculation of interest on the basis of the actual number of days elapsed during the related Accrual Period and a 360-day year],

     (iv) with respect to each class of [Class 3-AV] Notes, the weighted average Adjusted Net Mortgage Rate of the Mortgage Loans in Loan Group [3] for the Distribution Date, [adjusted to an effective rate reflecting the calculation of interest on the basis of the actual number of days elapsed during the related Accrual Period and a 360-day year], and

     (v) with respect to each class of [Adjustable Rate Subordinate Notes], the weighted average of (a) the weighted average Adjusted Net Mortgage Rate of the Mortgage Loans in Loan Group [2] for the Distribution Date (weighted by an amount equal to the positive difference (if any) of the sum of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group [2] and the amount on deposit in the Pre-Funding Account in respect of Loan Group [2] over the outstanding aggregate Note Principal Balance of the [Class 2-AV] Notes) and (b) the weighted average Adjusted Net Mortgage Rate of the Mortgage Loans in Loan Group [3] for the Distribution Date (weighted by an amount equal to the positive difference (if any) of the sum of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group [3] and the amount on deposit in the Pre-Funding Account in respect of Loan Group [3] over the outstanding aggregate Note Principal Balance of the [Class 3-AV] Notes), [adjusted to an effective rate reflecting the calculation of interest on the basis of the actual number of days elapsed during the related Accrual Period and a 360-day year].]

     ["Net Rate Carryover" for a class of interest-bearing notes on any Distribution Date means the excess of:

          (1) the amount of interest that the class would have accrued for the Distribution Date had the Interest Rate for that class and the related Accrual Period not been calculated based on the applicable Net Rate Cap, over

          (2) the amount of interest the class accrued on the Distribution Date based on the applicable Net Rate Cap,

     plus the unpaid portion of this excess from prior Distribution Dates (and interest accrued thereon at the then applicable Interest Rate, without giving effect to the applicable Net Rate Cap). Any Net Rate Carryover for the [Class AF-5B] Notes will not be covered by the [Class AF-5B] Policy.]

     "Reference Bank Rate" with respect to any Accrual Period means the arithmetic mean (rounded upwards, if necessary, to the nearest whole multiple of [0.03125%]) of the offered rates for United States dollar deposits for [one month] that are quoted by the Reference Banks as of [11:00 a.m.], New York City time, on the related Interest Determination Date to prime banks in the London interbank market for a period of [one month] in amounts approximately equal to the aggregate Note Principal Balance of all the [Adjustable Rate Notes] for the Accrual Period, provided that at least two Reference Banks provide the rate. If fewer than two offered rates appear, the Reference Bank Rate will be the arithmetic mean (rounded upwards, if necessary, to the nearest whole multiple of [0.03125%]) of the rates quoted by one or more major banks in New York City, selected by the Indenture Trustee, as of [11:00 a.m.], New York City time, on that date for loans in U.S. dollars to leading European banks for a period of [one month] in amounts approximately equal to the aggregate Note Principal Balance of all the [Adjustable Rate Notes] for the Accrual Period.

     "Reference Banks" means leading banks selected by the Indenture Trustee and engaged in transactions in Eurodollar deposits in the international Eurocurrency market:

          (1) with an established place of business in London,

          (2) which have been designated as a Reference Bank by the Indenture Trustee and

          (3) which are not controlling, controlled by, or under common control with, the Depositor, Countrywide Home Loans, the Master Servicer or any successor Master Servicer.

     ["Seller Shortfall Interest Requirement" with respect to the Master Servicer Advance Date in each of [ ] 200[ ], [ ] 200[ ] and [ ] 200[ ] means the sum of:

          (a) the product of (1) the excess of the aggregate Stated Principal Balance for the Distribution Date of all the Mortgage Loans in the Mortgage Pool (including the Subsequent Mortgage Loans, if any) owned by the issuing entity at the beginning of the related Due Period, over the aggregate Stated Principal Balance for the Distribution Date of the Mortgage Loans (including the Subsequent Mortgage Loans, if any) that have a scheduled payment of interest due in the related Due Period, and
     (2) a fraction, the numerator of which is the weighted average Net Mortgage Rate of all the Mortgage Loans in the Mortgage Pool (including the Subsequent Mortgage Loans, if any) (weighted on the basis of the Stated Principal Balances thereof for the Distribution Date) and the denominator of which is 12; and

          (b) the lesser of:

               (i) the product of (1) the amount on deposit in the Pre-Funding Account at the beginning of the related Due Period, and (2) a fraction, the numerator of which is the weighted average Net Mortgage Rate of the Mortgage Loans (including Subsequent Mortgage Loans, if any) owned by the issuing entity at the beginning of the related Due Period (weighted on the basis of the Stated Principal Balances thereof for the Distribution Date) and the denominator of which is 12; and

               (ii) the excess of (x) the sum of (1) the amount of Current Interest and Interest Carry Forward Amount due and payable on the [Class AF] and [Class AV] Notes and the [Fixed Rate] and [Adjustable Rate Subordinate Notes] for the Distribution Date and (2) the monthly premium for the [Class AF-5B] Policy for the Distribution Date over (y) Interest Funds available to pay (1) Current Interest and the Interest Carry Forward Amount on the [Class AF] and [Class AV] Notes and the [Fixed Rate] and [Adjustable Rate Subordinate Notes] for the Distribution Date and (2) the monthly premium for the [Class AF-5B] Policy for the Distribution Date (after giving effect to the addition of any amounts in clause (a) of this definition of Seller Shortfall Interest Requirement to Interest Funds for the Distribution Date).]

     Definitions related to Principal Calculations and Distributions.

     ["Adjustable Rate Cumulative Loss Trigger Event" with respect to any Distribution Date on or after the Adjustable Rate Stepdown Date, an Adjustable Rate Cumulative Loss Trigger Event occurs if (x) the aggregate amount of Realized Losses on the Mortgage Loans in Loan Group [2] and Loan Group [3] from the Cut-off Date for each Mortgage Loan in Loan Group [2] and Loan Group [3] to (and including) the last day of the related Due Period (reduced by the aggregate amount of any Subsequent Recoveries related to Loan Group [2] and Loan Group [3] received through the last day of that Due Period) exceeds (y) the applicable percentage, for the Distribution Date, of the sum of the aggregate Initial Cut-off Date Principal Balance of the Initial Mortgage Loans in Loan Group [2] and Loan Group [3] and the original Pre-Funded Amount in respect of Loan Group [2] and Loan Group [3], as set forth below:

     Distribution Date                                  Percentage
     -----------------                                  ----------
     [        ] 200[ ] -- [        ] 200[   ]........   [      ]% with respect to [        ]
                                                        200[   ], plus an additional 1/12th of
                                                        [      ]% for each month thereafter
                                                        through [        ] 200[   ]
     [        ] 200[ ] -- [        ] 200[   ]........   [      ]% with respect to [        ]
                                                        200[   ], plus an additional 1/12th of
                                                        [      ]% for each month thereafter
                                                        through [        ] 200[   ]
     [        ] 200[ ] -- [        ] 200[   ]........   [      ]% with respect to [        ]
                                                        200[   ], plus an additional 1/12th of
                                                        [      ]% for each month thereafter
                                                        through [        ] 200[   ]

Distribution Date                                  Percentage
-----------------                                  ----------
[        ] 200[ ] and thereafter................   [      ]%

     ["Adjustable Rate Delinquency Trigger Event" with respect to any Distribution Date on or after the Adjustable Rate Stepdown Date, an Adjustable Rate Delinquency Trigger Event exists if the Rolling Sixty-Day Delinquency Rate for the outstanding Mortgage Loans in Loan Group [2] and Loan Group [3] equals or exceeds the product of [ ]% and the Adjustable Rate Senior Enhancement Percentage for the Distribution Date.]

     ["Adjustable Rate OC Floor" means an amount equal to [ ]% of the sum of the aggregate Initial Cut-off Date Principal Balance of the Initial Mortgage Loans in Loan Group [2] and Loan Group [3] and the original Pre-Funded Amount in respect of Loan Group [2] and Loan Group [3].]

     ["Adjustable Rate Overcollateralization Deficiency Amount" with respect to any Distribution Date means the amount, if any, by which the Adjustable Rate Overcollateralization Target Amount exceeds the Adjustable Rate Overcollateralized Amount on the Distribution Date (after giving effect to distributions in respect of the Principal Remittance Amount for Loan Group [2] and Loan Group [3] on the Distribution Date).]

     ["Adjustable Rate Overcollateralization Target Amount" with respect to any Distribution Date means (a) prior to the Adjustable Rate Stepdown Date, an amount equal to [ ]% of the sum of the aggregate Initial Cut-off Date Principal Balance of the Initial Mortgage Loans in Loan Group [2] and Loan Group [3] and the original Pre-Funded Amount in respect of Loan Group [2] and Loan Group [3] and (b) on or after the Adjustable Rate Stepdown Date, the greater of (i) an amount equal to [ ]% of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group [2] and Loan Group [3] for the current Distribution Date and (ii) the Adjustable Rate OC Floor; provided, however, that if an Adjustable Rate Trigger Event is in effect on any Distribution Date, the Adjustable Rate Overcollateralization Target Amount will be the Adjustable Rate Overcollateralization Target Amount as in effect for the prior Distribution Date.]

     ["Adjustable Rate Overcollateralized Amount" for any Distribution Date means the amount, if any, by which (x) the sum of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group [2] and Loan Group [3] for the Distribution Date and any amount on deposit in the Pre-Funding Account in respect of Loan Group [2] and Loan Group [3] on the Distribution Date exceeds (y) the sum of the aggregate Note Principal Balance of the [Class AV] Notes and the [Adjustable Rate Subordinate Notes] as of the Distribution Date (after giving effect to distributions of the Principal Remittance Amount for Loan Group [2] and Loan Group [3] to be made on the Distribution Date).]

     ["Adjustable Rate Stepdown Date" means the later to occur of (x) the Distribution Date in [ ] 200[ ] and (y) the first Distribution Date on which the aggregate Note Principal Balance of the [Class AV] Notes (after calculating anticipated distributions on the Distribution Date) is less than or equal to [ ]% of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group [2] and Loan Group [3] for the Distribution Date.]

     ["Adjustable Rate Senior Enhancement Percentage" with respect to any Distribution Date on or after the Adjustable Rate Stepdown Date means a fraction (expressed as a percentage):

          (1) the numerator of which is the excess of:

               (a) the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group [2] and Loan Group [3] for the preceding Distribution Date over

               (b) (i) before the Note Principal Balances of the [Class AV] Notes have been reduced to zero, the sum of the Note Principal Balances of the [Class AV] Notes, or (ii) after the Note Principal Balances of the [Class AV] Notes have been reduced to zero, the Note Principal Balance of the most senior class of [Adjustable Rate Subordinate Notes] outstanding, as of the preceding Master Servicer Advance Date, and

               (2) the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group [2] and Loan Group [3] for the preceding Distribution Date.]

          ["Adjustable Rate Subordinate Class Principal Distribution Amount" for any class of [Adjustable Rate Subordinate Notes] and Distribution Date means the excess of:

               (1) the sum of:

                    (a) the aggregate Note Principal Balance of the [Class AV]
               Notes (after taking into account distribution of the [Class AV] Principal Distribution Target Amount for the Distribution
               Date),

                    (b) the aggregate Note Principal Balance of any class(es)
               of [Adjustable Rate Subordinate Notes] that are senior to the subject class (in each case, after taking into account distribution of the Adjustable Rate Subordinate Class Principal Distribution Amount(s) for the senior class(es) of Notes for the Distribution Date), and

                    (c) the Note Principal Balance of the subject class of
               [Adjustable Rate Subordinate Notes] immediately prior to the Distribution Date over

               (2) the lesser of (a) the product of (x) 100% minus the Stepdown Target Subordination Percentage for the subject class of Notes and (y) the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group [2] and Loan Group [3] for the Distribution Date and (b) the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group [2] and Loan Group [3] for the Distribution Date minus the Adjustable Rate OC Floor;

provided, however, that if a class of [Adjustable Rate Subordinate Notes] is the only class of [Adjustable Rate Subordinate Notes] outstanding on the Distribution Date, that class will be entitled to receive the entire remaining Principal Distribution Amount for Loan Group [2] and Loan Group [3] until the Note Principal Balance thereof is reduced to zero.]

     ["Adjustable Rate Trigger Event" with respect to any Distribution Date on or after the Adjustable Rate Stepdown Date means either an Adjustable Rate Delinquency Trigger Event with respect to that Distribution Date or an Adjustable Rate Cumulative Loss Trigger Event with respect to that Distribution Date.]

     ["[Class AF] Principal Distribution Amount" for any Distribution Date means the excess of:

          (1) the aggregate Note Principal Balance of the [Class AF] Notes immediately prior to the Distribution Date, over

          (2) the lesser of (i) [ ]% of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group [1] for the Distribution Date and
     (ii) the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group [1] for the Distribution Date minus the Fixed Rate OC Floor.]

     ["[Class AV] Principal Distribution Allocation Amount" means for any Distribution Date, (a) in the case of the [Class 2-AV] Notes, the [Class 2-AV] Principal Distribution Amount and (b) in the case of the [Class 3-AV] Notes, the [Class 3-AV] Principal Distribution Amount.]

     ["[Class AV] Principal Distribution Target Amount" for any Distribution Date means the excess of:

          (1) the aggregate Note Principal Balance of the [Class AV] Notes immediately prior to the Distribution Date, over

          (2) the lesser of (i) [ ]% of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group [2] and Loan Group [3] for the Distribution Date and (ii) the aggregate Stated Principal

     Balance of the Mortgage Loans in Loan Group [2] and Loan Group [3] for the Distribution Date minus the Adjustable Rate OC Floor.]

     ["[Class 2-AV] Principal Distribution Amount" for any Distribution Date means the product of (x) the [Class AV] Principal Distribution Target Amount and (y) a fraction, the numerator of which is the [Class 2-AV] Principal Distribution Target Amount and the denominator of which is the sum of the [Class 2-AV] Principal Distribution Target Amount and the [Class 3-AV] Principal Distribution Target Amount.]

     ["[Class 2-AV] Principal Distribution Target Amount" for any Distribution Date means the excess of:

          (1) the aggregate Note Principal Balance of the [Class 2-AV] Notes immediately prior to the Distribution Date, over

          (2) the lesser of (x) [ ]% of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group [2] for the Distribution Date and (y) the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group [2] for the Distribution Date minus [ ]% of the sum of the aggregate Initial Cut-off Date Principal Balance of the Initial Mortgage Loans in Loan Group [2] and the original Pre-Funded Amount in respect of Loan Group [2].]

     ["[Class 3-AV] Principal Distribution Amount" for any Distribution Date means the product of (x) the [Class AV] Principal Distribution Target Amount and (y) a fraction, the numerator of which is the [Class 3-AV] Principal Distribution Target Amount and the denominator of which is the sum of the [Class 2-AV] Principal Distribution Target Amount and the [Class 3-AV] Principal Distribution Target Amount.]

     ["[Class 3-AV] Principal Distribution Target Amount" for any Distribution Date means the excess of:

          (1) the aggregate Note Principal Balance of the [Class 3-AV] Notes immediately prior to the Distribution Date, over

          (2) the lesser of (x) [ ]% of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group [3] for the Distribution Date and (y) the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group [3] for the Distribution Date minus 0.50% of the sum of the aggregate Initial Cut-off Date Principal Balance of the Initial Mortgage Loans in Loan Group [3] and the original Pre-Funded Amount in respect of Loan Group [3].]

     ["[Class 3-AV-1] Acceleration Event" with respect to any Distribution Date, beginning with the Distribution Date in [ ] 20[ ] until the Note Principal Balance of the [Class 3-AV-1] Notes has been reduced to zero, a [Class 3-AV-1] Acceleration Event exists if the Note Principal Balance of the [Class 3-AV-1] Notes (after taking into account all distributions to the [Class 3-AV-1] Notes for the Distribution Date other than the [Class 3-AV-1] Acceleration Amount) exceeds the [Class 3-AV-1] Target Balance for the Distribution Date. ]

     ["[Class 3-AV-1] Acceleration Amount" with respect to any Distribution Date means the lesser of (a) the amount of funds remaining after making payments pursuant to clause 6 of the priority of distributions under "-- Overcollateralization Provisions -- Fixed Rate Loan Group Excess Cashflow," and (b) the excess of (x) the Note Principal Balance of the [Class 3-AV-1] Notes (after taking into account all distributions to the [Class 3-AV-1] Notes for the Distribution Date other than the [Class 3-AV-1] Acceleration Amount) over (y) the [Class 3-AV-1] Target Balance for the Distribution Date.]

     ["[Class 3-AV-1] Target Balance" for each Distribution Date, beginning with the Distribution Date in [ ] 20[ ], is as described in the following table:

                      [Class 3-AV-1]           Month of       [Class 3-AV-1]           Month of       [Class 3-AV-1]
     Month of         Target Balance         Distribution     Target Balance         Distribution     Target Balance
 Distribution Date         ($)                   Date               ($)                  Date               ($)
------------------    --------------         ------------     --------------         ------------     --------------

     ["Extra Principal Distribution Amount" with respect to any Distribution Date and (A) Loan Group [1] means the lesser of (1) the Fixed Rate Overcollateralization Deficiency Amount and (2) the sum of the Fixed Rate Loan Group Excess Cashflow and the Credit Comeback Excess Cashflow available for payment thereof in the priority set forth in this prospectus supplement and
(B) Loan Group [2] and Loan Group [3], is the lesser of (1) the Adjustable Rate Overcollateralization Deficiency Amount and (2) the Adjustable Rate Loan Group Excess Cashflow available for payment thereof, to be allocated between Loan Group [2] and Loan Group [3], pro rata, based on the Principal Remittance Amount for Loan Group [2] and Loan Group [3] for the Distribution Date in the priority set forth in this prospectus supplement.]

     ["Fixed Rate OC Floor" means an amount equal to [ ]% of the sum of the aggregate Initial Cut-off Date Principal Balance of the Initial Mortgage Loans in Loan Group [1] and the original Pre-Funded Amount in respect of Loan Group [1].]

     ["Fixed Rate Cumulative Loss Trigger Event" with respect to any Distribution Date on or after the Fixed Rate Stepdown Date, a Fixed Rate Cumulative Loss Trigger Event occurs if (x) the aggregate amount of Realized Losses on the Mortgage Loans in Loan Group [1] from the Cut-off Date for each Mortgage Loan in Loan Group [1] to (and including) the last day of the related Due Period (reduced by the aggregate amount of any Subsequent Recoveries related to Loan Group [1] received through the last day of that Due Period) exceeds (y) the applicable percentage, for the Distribution Date, of the sum of the aggregate Initial Cut-off Date Principal Balance of the Initial Mortgage Loans in Loan Group [1] and the original Pre-Funded Amount in respect of Loan Group [1], as set forth below:

     Distribution Date                                    Percentage
     -----------------                                    ----------

     [        ] 200[   ] -- [        ] 200[ ]..........   [      ]% with respect to [        ] 200[ ], plus
                                                          an additional 1/12th of [      ]%
                                                          for each month thereafter through [ ] 200[   ]
     [        ] 200[   ] -- [        ] 200[ ]..........   [      ]% with respect to [        ] 200[ ], plus
                                                          an additional 1/12th of [      ]%
                                                          for each month thereafter through [ ] 200[   ]
     [        ] 200[   ] -- [        ] 200[ ]..........   [      ]% with respect to [        ] 200[ ], plus
                                                          an additional 1/12th of [      ]%
                                                          for each month thereafter through [ ] 200[   ]
     [        ] 200[   ] -- [        ] 200[ ]..........   [      ]% with respect to [        ] 200[ ], plus
                                                          an additional 1/12th of [      ]%
                                                          for each month thereafter through [ ] 200[   ]
     [        ] 200[   ] and thereafter................   [       ]%

     ["Fixed Rate Delinquency Trigger Event" with respect to any Distribution Date on or after the Fixed Rate Stepdown Date, a Fixed Rate Delinquency Trigger Event exists if the Rolling Sixty-Day Delinquency Rate for the outstanding Mortgage Loans in Loan Group [1] equals or exceeds the product of [ ]% and the Fixed Rate Senior Enhancement Percentage for the Distribution Date.]

     ["Fixed Rate Overcollateralization Deficiency Amount" with respect to any Distribution Date means the amount, if any, by which the Fixed Rate Overcollateralization Target Amount exceeds the Fixed Rate Overcollateralized Amount on the Distribution Date (after giving effect to distributions in respect of the Principal Remittance Amount for Loan Group [1] on the Distribution Date).]

     ["Fixed Rate Overcollateralization Target Amount" means with respect to any Distribution Date (a) prior to the Fixed Rate Stepdown Date, an amount equal to [ ]% of the sum of the aggregate Initial Cut-off Date Principal Balance of the Initial Mortgage Loans in Loan Group [1] and the original Pre-Funded Amount in respect of Loan Group [1] and (b) on or after the Fixed Rate Stepdown Date, the greater of (i) an amount equal to [ ]% of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group [1] for the current Distribution Date and (ii) the Fixed Rate OC Floor; provided, however, that if a Fixed Rate Trigger Event is in effect on any Distribution Date, the Fixed Rate Overcollateralization Target Amount will be the Fixed Rate Overcollateralization Target Amount as in effect for the prior Distribution Date.]

     ["Fixed Rate Overcollateralized Amount" for any Distribution Date means the amount, if any, by which (x) the sum of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group [1] for the Distribution Date and any amount on deposit in the Pre-Funding Account in respect of Loan Group [1] on the Distribution Date exceeds (y) the aggregate Note Principal Balance of the [Class AF] Notes and the [Fixed Rate Subordinate Notes] as of the Distribution Date (after giving effect to distributions of the Principal Remittance Amount from Loan Group [1] to be made on the Distribution Date).]

     ["Fixed Rate Senior Enhancement Percentage" with respect to any Distribution Date on or after the Fixed Rate Stepdown Date means a fraction (expressed as a percentage):

          (1) the numerator of which is the excess of:

               (a) the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group [1] for the preceding Distribution Date over

               (b) (i) before the Note Principal Balances of the [Class AF] Notes have been reduced to zero, the sum of the Note Principal Balances of the [Class AF] Notes, or (ii) after the Note Principal Balances of the [Class AF] Notes have been reduced to zero, the Note Principal Balance of the most senior class of [Fixed Rate Subordinate Notes] outstanding, as of the preceding Master Servicer Advance Date, and

          (2) the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group [1] for the preceding Distribution Date.]

     ["Fixed Rate Stepdown Date" means the later to occur of (x) the Distribution Date in [ ] 200[ ] and (y) the first Distribution Date on which the aggregate Note Principal Balance of the [Class AF] Notes (after calculating anticipated distributions on the Distribution Date) is less than or equal to [ ]% of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group [1] for the Distribution Date.]

     ["Fixed Rate Subordinate Class Principal Distribution Amount" for any class of [Fixed Rate Subordinate Notes] and Distribution Date means the excess of:

          (1) the sum of:

               (a) the aggregate Note Principal Balance of the [Class AF] Notes (after taking into account distribution of the [Class AF] Principal Distribution Amount for the Distribution Date),

               (b) the aggregate Note Principal Balance of any class(es) of [Fixed Rate Subordinate Notes] that are senior to the subject class (in each case, after taking into account distribution of the Fixed Rate Subordinate Class Principal Distribution Amount(s) for the senior class(es) of Notes of Subordinate Notes for the Distribution
          Date), and

               (c) the Note Principal Balance of the subject class of [Fixed Rate Subordinate Notes] immediately prior to the subject Distribution Date over

          (2) the lesser of (a) the product of (x) 100% minus the Stepdown Target Subordination Percentage for the subject class of Notes and (y) the aggregate Stated Principal Balance of the Mortgage

     Loans in Loan Group [1] for the Distribution Date and (b) the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group [1] for the Distribution Date minus the Fixed Rate OC Floor;

provided, however, that if a class of [Fixed Rate Subordinate Notes] is the only class of [Fixed Rate Subordinate Notes] outstanding on the Distribution Date, that class will be entitled to receive the entire remaining Principal Distribution Amount for Loan Group [1] until the Note Principal Balance thereof is reduced to zero.]

     ["Fixed Rate Trigger Event" with respect to any Distribution Date on or after the Fixed Rate Stepdown Date means either a Fixed Rate Delinquency Trigger Event with respect to that Distribution Date or a Fixed Rate Cumulative Loss Trigger Event with respect to that Distribution Date.]

     ["Group [2] Sequential Trigger Event" occurs with respect to any Distribution Date (i) prior to the Distribution Date in [ ] 200[ ], if (x) the aggregate amount of Realized Losses on the Mortgage Loans in Loan Group [2] from the Cut-off Date for each Mortgage Loan in Loan Group [2] to (and including) the last day of the related Due Period (reduced by the aggregate amount of any Subsequent Recoveries related to the Mortgage Loans in Loan Group [2] received through the last day of that Due Period) exceeds (y) 3.25% of the sum of the aggregate Initial Cut-off Date Principal Balance of the Initial Mortgage Loans in Loan Group [2] and the original Pre-Funded Amount in respect of Loan Group [2] or (ii) on or after the Distribution Date in [ ] 200[ ], if an Adjustable Rate Trigger Event is in effect.]

     ["Initial Target Subordination Percentage" and "Stepdown Target Subordination Percentage" for any class of Subordinate Notes means the respective percentages indicated in the following table:

                                          Initial Target      Stepdown Target
                                          Subordination        Subordination
                                            Percentage          Percentage
                                          --------------      ---------------
     [Class MF-1].................
     [Class MF-2].................
     [Class MF-3].................
     [Class MF-4].................
     [Class MF-5].................
     [Class MF-6].................
     [Class MF-7].................
     [Class MF-8].................
     [Class BF]...................
     [Class MV-1].................
     [Class MV-2].................
     [Class MV-3].................
     [Class MV-4].................
     [Class MV-5].................
     [Class MV-6].................
     [Class MV-7].................
     [Class MV-8].................
     [Class BV]...................

     The Initial Target Subordination Percentages will not be used to calculate distributions on the Subordinate Notes, but rather are presented in order to provide a better understanding of the credit enhancement provided by the Subordinate Notes and the related overcollateralization amount. The Initial Target Subordination Percentage for any class of Notes is equal to a fraction, expressed as a percentage, the numerator of which is equal to the aggregate original Note Principal Balance of any class(es) of Notes subordinate to the subject class plus the initial related Overcollateralization Target Amount.]

     ["NAS Principal Distribution Amount" for any Distribution Date means the product of:

          (1) a fraction, the numerator of which is the Note Principal Balance of the [Class AF-6] Notes and the denominator of which is the aggregate Note Principal Balance of the [Class AF] Notes, in each case immediately prior to the Distribution Date,

          (2) any amounts to be distributed to the [Class AF] Notes on the Distribution Date pursuant to clause (1)(A) or (2)(A) under "--Distributions of Principal Distribution Amount for Loan Group [1]" below and

          (3) the applicable percentage for the Distribution Date set forth in the following table:]

                         Distribution Date                       Percentage
                         -----------------                       ----------

              [        ] 200[   ] -- [        ] 200[   ]
              [        ] 200[   ] -- [        ] 200[   ]
              [        ] 200[   ] -- [        ] 200[   ]
              [        ] 200[   ] -- [        ] 200[   ]
              [        ] 200[   ] and thereafter

     ["Principal Distribution Amount" with respect to each Distribution Date and a Loan Group means the sum of:

          (1) the Principal Remittance Amount for the Loan Group for the Distribution Date,

          (2) the Extra Principal Distribution Amount for the Loan Group for the Distribution Date, and

          (3) with respect to the Distribution Date immediately following the end of the Funding Period, the amount, if any, remaining in the Pre-Funding Account at the end of the Funding Period (net of any investment income therefrom) allocable to the Loan Group.]

     ["Principal Remittance Amount" with respect to each Loan Group and any Distribution Date means:

          (a) the sum, without duplication, of:

               (1) the scheduled principal collected during the related Due Period or advanced with respect to the Distribution Date,

               (2) prepayments collected in the related Prepayment Period,

               (3) the Stated Principal Balance of each Mortgage Loan that was repurchased by a Seller or purchased by the Master Servicer,

               (4) the amount, if any, by which the aggregate unpaid principal balance of any Replacement Mortgage Loans delivered by [Countrywide Home Loans] in connection with a substitution of a Mortgage Loan is less than the aggregate unpaid principal balance of any Deleted Mortgage Loans, and

               (5) all Liquidation Proceeds (to the extent that the Liquidation Proceeds relate to principal) and Subsequent Recoveries collected during the related Due Period, less

          (b) all Advances relating to principal and certain expenses reimbursed during the related Due Period,

in each case with respect to the Mortgage Loans in the Loan Group.]

     "Realized Loss" means with respect to any defaulted Mortgage Loan, the excess of the Stated Principal Balance of the defaulted Mortgage Loan over the Liquidation Proceeds allocated to principal that have been received with respect to the defaulted Mortgage Loan on or at any time prior to the last day of the related Due Period during which the defaulted Mortgage Loan is liquidated.

     ["Rolling Sixty-Day Delinquency Rate" with respect to any Distribution Date on or after the related Stepdown Date and any Loan Group or Loan Groups, means the average of the Sixty-Day Delinquency Rates for the Loan Group or Loan Groups and the Distribution Date and the two immediately preceding Distribution Dates.]

     ["Sixty-Day Delinquency Rate" with respect to any Distribution Date on or after the related Stepdown Date and any Loan Group or Loan Groups, means a fraction, expressed as a percentage, the numerator of which is the aggregate Stated Principal Balance for the Distribution Date of all Mortgage Loans in the Loan Group or Loan Groups 60 or more days delinquent as of the close of business on the last day of the calendar month preceding the Distribution Date (including Mortgage Loans in foreclosure, bankruptcy and REO Properties) and the denominator of which is the aggregate Stated Principal Balance for the Distribution Date of all Mortgage Loans in the Loan Group or Loan Groups.]

     ["Trigger Event" means an Adjustable Rate Trigger Event or a Fixed Rate Trigger Event, as the case may be.]

     ["Unpaid Realized Loss Amount" means for the [Class 2-AV-2] Notes or any class of Subordinate Notes, (x) the portion of the aggregate Applied Realized Loss Amount previously allocated to that class remaining unpaid from prior Distribution Dates minus (y) any increase in the Note Principal Balance of that class due to the allocation of Subsequent Recoveries to the Note Principal Balance of that class.]

Deposits to the Collection Account

     The Master Servicer will establish and initially maintain a Collection Account (the "Collection Account") for the benefit of the Indenture Trustee on behalf of the noteholders [and the [Class AF-5B] Insurer]. The Master Servicer will initially establish the Collection Account at Treasury Bank, N.A., which is an affiliate of the Master Servicer. On a daily basis within two Business Days after receipt, the Master Servicer will deposit or cause to be deposited into the Collection Account the following payments and collections received by it in respect to the Mortgage Loans after the Cut-off Date (other than any scheduled principal due on or prior to the Cut-off Date and any interest accruing prior to the Cut-off Date):

          (1) all payments on account of principal, including Principal Prepayments, on the Mortgage Loans,

          (2) all payments on account of interest (other than interest accruing on the Mortgage Loans prior to the Cut-off Date) on the Mortgage Loans, net of the related Servicing Fees on the Mortgage Loans and net of Prepayment Interest Excess,

          (3) all Insurance Proceeds, Liquidation Proceeds and Subsequent Recoveries,

          (4) all payments made by the Master Servicer in respect of Compensating Interest,

          (5) all payments made by a Seller in connection with the repurchase of any Mortgage Loan due to the breach of certain representations, warranties or covenants by the Seller that obligates the Seller to repurchase the Mortgage Loan in accordance with the Sale and Servicing Agreement,

          (6) all payments made by the Master Servicer in connection with the purchase of any Mortgage Loans which are [150] days delinquent in accordance with the Sale and Servicing Agreement,

          (7) [all prepayment charges paid by a mortgagor in connection with the full or partial prepayment of the related Mortgage Loan,]

          (8) any amount required to be deposited by the Master Servicer in connection with any losses on investment of funds in the Collection Account,

          (9) any amounts required to be deposited by the Master Servicer with respect to any deductible clause in any blanket hazard insurance policy maintained by the Master Servicer in lieu of requiring each mortgagor to maintain a primary hazard insurance policy,

          (10) all amounts required to be deposited in connection with shortfalls in the principal amount of Replacement Mortgage Loans, and

          (11) all Advances.

     [On the Business Day prior to the Master Servicer Advance Date in [ ] 200[ ], [ ] 200[ ] and [ ] 200[ ], Countrywide Home Loans will remit to the Master Servicer, and the Master Servicer will deposit in the Collection Account, the Seller Shortfall Interest Requirement (if any) for that Master Servicer Advance Date.] Prior to their deposit in the Collection Account, payments and collections on the Mortgage Loans will be commingled with payments and collections on other mortgage loans and other funds of the Master Servicer. For a discussion of the risks that arise from the commingling of payments and collections, see "Risk Factors -- Bankruptcy Or Insolvency May Affect The Timing And Amount Of Distributions On The Securities" in the prospectus.

Withdrawals from the Collection Account

     The Master Servicer may from time to time withdraw funds from the Collection Account prior to the related Distribution Account Deposit Date for the following purposes:

          (1) to pay to the Master Servicer the Servicing Fees on the Mortgage Loans to the extent not previously paid to or withheld by the Master Servicer (subject, in the case of Servicing Fees, to reduction as described above under "Servicing of the Mortgage Loans -- Adjustment to Servicing Fee in Connection with Prepaid Mortgage Loans") and, as additional servicing compensation, assumption fees, late payment charges [(excluding prepayment charges)], net earnings on or investment income with respect to funds in or credited to the Collection Account and the amount of Prepayment Interest Excess for the related Prepayment Period,

          (2) to reimburse the Master Servicer for Advances, which right of reimbursement with respect to any Mortgage Loan pursuant to this clause
     (2) is limited to amounts received that represent late recoveries of payments of principal and/or interest on the related Mortgage Loan (or Insurance Proceeds, Liquidation Proceeds or Subsequent Recoveries with respect thereto) with respect to which the Advance was made,

          (3) to reimburse the Master Servicer for any Advances previously made that the Master Servicer has determined to be nonrecoverable (and prior to the reimbursement, the Master Servicer will deliver to the Indenture Trustee an officer's note indicating the amount of the nonrecoverable Advance and identifying the related Mortgage Loan(s), and their respective portions of the nonrecoverable advance),

          (4) to reimburse the Master Servicer from Insurance Proceeds for expenses incurred by the Master Servicer and covered by the related insurance policy,

          (5) to pay to the Master Servicer any unpaid Servicing Fees and to reimburse it for any unreimbursed ordinary and necessary out-of-pocket costs and expenses incurred by the Master Servicer in the performance of its master servicing obligations including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) maintaining any required insurance policies ("Servicing Advances"), which right of reimbursement pursuant to this clause (5) is limited to amounts received representing late recoveries of the payments of these costs and expenses (or Liquidation Proceeds or Subsequent Recoveries, purchase proceeds or repurchase proceeds with respect thereto),

          (6) to pay to the applicable Seller or the Master Servicer, as applicable, with respect to each Mortgage Loan or Mortgaged Property acquired in respect thereof that has been purchased by that Seller or the Master Servicer from the issuing entity pursuant to the Sale and Servicing Agreement, all amounts received thereon and not taken into account in determining the related Purchase Price of the purchased Mortgage Loan,

          (7) after the transfer from the Collection Account for deposit to the Distribution Account of the Interest Remittance Amount and the Principal Remittance Amount on the related Distribution Account Deposit Date, to reimburse the applicable Seller, the Master Servicer, [the NIM Insurer] or the Depositor for expenses incurred and reimbursable pursuant to the Sale and Servicing Agreement,

          (8) to withdraw any amount deposited in the Collection Account and not required to be deposited therein, and

          (9) to clear and terminate the Collection Account upon termination of the Sale and Servicing Agreement.

     In addition, not later than [1:00 p.m. Pacific Time on the Business Day immediately preceding each Distribution Date] (the "Distribution Account Deposit Date"), the Master Servicer will withdraw from the Collection Account and remit to the Indenture Trustee the amount of the Interest Remittance Amount and the Principal Remittance Amount to the extent on deposit in the Collection Account, and the Indenture Trustee will deposit the amount in the Distribution Account, as described below.

     The Master Servicer is required to maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Collection Account pursuant to clauses (1) through (6) above.

Deposits to the Distribution Account

     The Indenture Trustee will establish and maintain a distribution account (the "Distribution Account") on behalf of the noteholders. The Indenture Trustee will, promptly upon receipt, deposit in the Distribution Account and retain therein:

          (1) the aggregate amount remitted by the Master Servicer to the Indenture Trustee,

          (2) any amount required to be deposited by the Master Servicer in connection with any losses on investment of funds in the Distribution Account, and

          (3) the amount, if any, remaining in the Pre-Funding Account (net of any investment income therefrom) on the Distribution Date immediately following the end of the Funding Period.

Withdrawals from the Distribution Account

     The Indenture Trustee will withdraw funds from the Distribution Account for distribution to the noteholders and payment to the [Class AF-5B] Insurer as described below under "-- Distributions" and may from time to time make withdrawals from the Distribution Account:

          (1) to pay the Indenture Trustee Fee, the Owner Trustee Fee and the Trust Administrator Fee to the Indenture Trustee, the Owner Trustee and the Trust Administrator, respectively,

          (2) to pay to the Master Servicer, as additional servicing compensation, earnings on or investment income with respect to funds in or credited to the Distribution Account,

          (3) to withdraw any amount deposited in the Distribution Account and not required to be deposited therein (which withdrawal may be at the direction of the Master Servicer through delivery of a written notice to the Indenture Trustee describing the amounts deposited in error), and

          (4) to clear and terminate the Distribution Account upon the termination of the Sale and Servicing Agreement.

     There is no independent verification of the transaction accounts or the transaction activity with respect to the Distribution Account.

     Prior to each Determination Date, the Master Servicer is required to provide the Indenture Trustee a report containing the data and information concerning the Mortgage Loans that is required by the Indenture Trustee to prepare the monthly statement to noteholders for the related Distribution Date. See " -- Reports to Noteholders" in this prospectus supplement. The Indenture Trustee is not responsible for recomputing, recalculating or verifying the information provided to it by the Master Servicer in that report and will be permitted to conclusively rely on any information provided to it by the Master Servicer.

Investments of Amounts Held in Accounts

     The Collection Account, the Distribution Account and the Pre-Funding Account. All funds in the Collection Account, the Distribution Account and the Pre-Funding Account will be invested in Permitted Investments at the direction of the Master Servicer. In the case of:

     o the Collection Account and the Distribution Account, all income and gain net of any losses realized from the investment will be for the benefit of [the Master Servicer as additional servicing compensation] and will be remitted to it monthly as described herein; and

     o the Pre-Funding Account, all income and gain net of any losses realized from the investment will be for the benefit of [Countrywide Home Loans] and will be remitted to [Countrywide Home Loans] as described herein.

     [The amount of any losses incurred in the Collection Account or the Distribution Account in respect of the investments will be deposited by the Master Servicer in the Collection Account or paid to the Indenture Trustee for deposit into the Distribution Account out of the Master Servicer's own funds immediately as realized.] [The amount of any losses incurred in the Pre-Funding Account in respect of the investments will be paid by [Countrywide Home Loans] to the Indenture Trustee for deposit into the Pre-Funding Account out of [Countrywide Home Loans'] own funds immediately as realized.] The Indenture Trustee will not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Collection Account, the Distribution Account or the Pre-Funding Account and made in accordance with the Sale and Servicing Agreement.

     [Carryover Reserve Fund and Credit Comeback Excess Account. Funds in the Carryover Reserve Fund and in the Credit Comeback Excess Account may be invested in Permitted Investments as follows:

     o in respect of amounts received under the [Class AF-1A] Corridor Contract, at the written direction of [the holder of the Owner Trust Certificate];

     o in respect of amounts received under the [Class 2-AV] Corridor Contract, [Class 3-AV] Corridor Contract and [Adjustable Rate Subordinate] Corridor Contract, at the written direction of [the holder of the Owner Trust Certificate]; and

     o in respect of amounts in the Credit Comeback Excess Account, at the written direction of [the holder of the Owner Trust Certificate].

     If the Indenture Trustee does not receive written directions regarding investment, it will invest all funds in the Carryover Reserve Fund in respect of amounts received under each Corridor Contract and in the Credit

Comeback Excess Account in [ ]. Any net investment earnings will be paid pro rata to the holders of the class of Notes entitled to direct the investments of the amounts, in accordance with their Percentage Interests. Any losses incurred in the Carryover Reserve Fund or the Credit Comeback Excess Account in respect of the investments will be charged against amounts on deposit in the Carryover Reserve Fund (or the investments) or Credit Comeback Excess Account (or the investments), as applicable, immediately as realized. The Indenture Trustee will not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Carryover Reserve Fund or Credit Comeback Excess Account and made in accordance with the Sale and Servicing Agreement.]

Fees and Expenses

         The following summarizes the related fees and expenses to be paid from the assets of the issuing entity and the source of payments for the fees and expenses:

    Type / Recipient (1)                    Amount                    General Purpose            Source (2)              Frequency
---------------------------   -------------------------------------   ---------------   -----------------------------   ------------

Fees

Servicing Fee / Master        One-twelfth of the Stated Principal     Compensation      Interest collected with              Monthly
Servicer                      Balance of each Mortgage Loan                             respect to each Mortgage Loan
                              multiplied by the Servicing Fee Rate                      and any Liquidation Proceeds
                              (3)                                                       or Subsequent Recoveries that
                                                                                        are allocable to accrued and
                                                                                        unpaid interest (4)

Additional Servicing          o    Prepayment Interest Excess (5)     Compensation      Interest collections with       Time to time
Compensation / Master                                                                   respect to each Mortgage Loan
Servicer
                              o    All late payment fees,
                                   assumption fees and other          Compensation      Payments made by obligors       Time to time
                                   similar charges [(excluding                          with respect to the Mortgage
                                   prepayment charges)]                                 Loans

                              o    All investment income earned on
                                   amounts on deposit in the          Compensation      Investment income related to         Monthly
                                   Collection Account and                               the Collection Account and
                                   Distribution Account.                                the Distribution Account

                              o    Excess Proceeds (6)                Compensation      Liquidation Proceeds and        Time to time
                                                                                        Subsequent Recoveries

Indenture Trustee Fee (the    One-twelfth of the Indenture Trustee    Compensation      Interest Remittance Amount           Monthly
"Indenture Trustee Fee") /    Fee Rate multiplied by the sum of (i)
Indenture                     the Trustee aggregate Stated
                              Principal Balance of the outstanding
                              Mortgage Loans and (ii) any amounts
                              remaining in the Pre-Funding Account
                              (excluding any investment earnings
                              thereon).

Owner Trustee Fee (the        One-twelfth of $[               ].      Compensation      Interest Remittance Amount           Monthly
"Owner Trustee Fee") /
Owner Trustee

Trust Administrator Fee       One-twelfth of $[               ].      Compensation      Interest Remittance Amount           Monthly
(the "Trust Administrator
Trustee Fee") / Trust
Administrator

[Class AF-5B] Premium /       [Class AF-5B] Premium (7)               Compensation      Loan Group [1] Interest Funds        Monthly
[Class AF-5B] Insurer                                                                   and Loan Group [1] Principal

    Type / Recipient (1)                    Amount                    General Purpose            Source (2)              Frequency
---------------------------   -------------------------------------   ---------------   -----------------------------   ------------

Expenses                                                                                Distribution Amount (8)

Insurance expenses / Master   Expenses incurred by the Master         Reimbursement     To the extent the expenses      Time to time
Servicer                      Servicer                                of Expenses       are covered by an insurance
                                                                                        policy with respect to the
                                                                                        Mortgage Loan

Servicing Advances / Master   To the extent of funds available, the   Reimbursement     With respect to each Mortgage   Time to time
Servicer                      amount of any Servicing Advances.       of Expenses       Loan, late recoveries of the
                                                                                        payments of the costs and
                                                                                        expenses, Liquidation
                                                                                        Proceeds, Subsequent
                                                                                        Recoveries, purchase proceeds
                                                                                        or repurchase proceeds for
                                                                                        that Mortgage Loan (9)

Indemnification expenses /    Amounts for which the Sellers, the      Indemnification   Amounts on deposit on the            Monthly
the Sellers, the Master       Master Servicer, the Owner Trustee,                       Collection Account on any
Servicer, the Owner           the Trust Administrator, [the NIM                         Distribution Account Deposit
Trustee, the Trust            Insurer] and Depositor are entitled                       Date, following the transfer
Administrator, [the NIM       to indemnification (10)                                   to the Distribution Account
Insurer] and the Depositor

[Class AF-5B] Reimbursement   [Class AF-5B] Reimbursement Amount      Reimbursement     Loan Group [1] Interest Funds        Monthly
Amount / [Class AF-5B]        (11)                                    of Expenses       and Loan Group [1] Principal
Insurer                                                                                 Distribution Amount (8)

----------

(1) If the Indenture Trustee succeeds to the position of Master Servicer, it will be entitled to receive the same fees and expenses of the Master Servicer described in this prospectus supplement. Any change to the fees and expenses described in this prospectus supplement would require an amendment to the Sale and Servicing Agreement. See "-- Amendment" in this prospectus supplement.

(2) Unless otherwise specified, the fees and expenses shown in this table are paid (or retained by the Master Servicer in the case of amounts owed to the Master Servicer) prior to distributions on the Notes.

(3) The Servicing Fee Rate for each Mortgage Loan will equal [ ]% per annum. The amount of the monthly Servicing Fee is subject to adjustment with respect to Mortgage Loans that are prepaid in full, as described in this prospectus supplement under "Servicing of the Mortgage Loans -- Adjustment to Servicing Fee in Connection with Certain Prepaid Mortgage Loans."

(4) The Servicing Fee is payable from [interest] collections on the Mortgage Loans, [but may be paid from any other amounts on deposit in the Collection Account, if interest collections are insufficient to pay the Servicing Fee].

(5) Prepayment Interest Excess is described above in the prospectus supplement under "Servicing of the Mortgage Loans -- Servicing Compensation and Payment of Expenses."

(6) Excess Proceeds is described above in this prospectus supplement under "-- Glossary of Terms -- General Definitions."

(7) The [Class AF-5B] Premium is described above in this prospectus supplement under "-- Glossary of Terms -- Definitions related to Interest Calculations and Distributions."

(8) The order and priority in which the [Class AF-5B] Insurer is paid these amounts from Loan Group [1] Interest Funds and the Loan Group [1] Principal Distribution Amount is set forth under "-- Distributions -- Distributions of Interest Funds For Loan Group [1]" and "-- Distributions -- Distributions of Principal Distribution Amount for Loan Group [1]" in this prospectus supplement.

(9) Reimbursement of Servicing Advances for a Mortgage Loan is limited to the late recoveries of the payments of the costs and expenses, Liquidation Proceeds, Subsequent Recoveries, purchase proceeds or repurchase proceeds for that Mortgage Loan.

(10) Each of the Sellers, the Master Servicer, the Owner Trustee, the Trust Administrator, [the NIM Insurer] and the Depositor are entitled to indemnification of certain expenses as described in this prospectus supplement under "-- Certain Matters related to the Master Servicer, the Owner Trustee, the Trust Administrator, the Depositor, the Sellers and the NIM Insurer."

(11) The [Class AF-5B] Reimbursement Amount is described above in this prospectus supplement under "-- Glossary of Terms -- Definitions related to Principal Calculations and Distributions."

Distributions

     General. Distributions on the Notes will be made by the Indenture Trustee on each Distribution Date to the persons in whose names the Notes are registered at the close of business on the Record Date.

     Distributions will be made by check mailed to the address of the person entitled thereto as it appears on the Note Register or, in the case of any noteholder that holds 100% of a class of Notes or who holds a class of Notes with an aggregate initial Note Principal Balance of $1,000,000 or more and that has so notified the Indenture Trustee in writing in accordance with the Sale and Servicing Agreement, by wire transfer in immediately available funds to the account of the noteholder at a bank or other depository institution having appropriate wire transfer facilities; provided, however, that the final distribution in retirement of the Notes will be made only upon presentation and surrender of the Notes at the Corporate Trust Office of the Indenture Trustee. On each Distribution Date, a holder of a Note will receive its Percentage Interest of the amounts required to be distributed with respect to the applicable class of Notes.

     [On each Distribution Date, the Indenture Trustee will withdraw all prepayment charges in the Distribution Account and distribute them (i) in the case of prepayment charges from the Mortgage Loans in Loan Group [1], to the Class PF Notes, and (ii) in the case of prepayment charges from the Mortgage Loans in Loan Group [2] and Loan Group [3], to the Class PV Notes.]

     Distributions of Interest. On each Distribution Date, the interest distributable with respect to the interest-bearing notes is the interest which has accrued on the Note Principal Balance thereof immediately prior to that Distribution Date at the Interest Rate during the applicable Accrual Period, and in the case of the Senior Notes, any Interest Carry Forward Amount. For each class of Subordinate Notes, any Interest Carry Forward Amount will be payable only from excess cashflow (if any) as and to the extent described under "-- Overcollateralization Provisions."

     All calculations of interest on the [Adjustable Rate Notes] will be made on the basis of [a 360-day year and the actual number of days elapsed in the applicable Accrual Period]. All calculations of interest on the [Fixed Rate Notes] will be made on the basis of [a 360-day year assumed to consist of twelve 30-day months].

     The Interest Rates for the [Adjustable Rate Notes] are variable rates that may change from Distribution Date to Distribution Date. Additionally, the Interest Rate for each of the [Adjustable Rate Notes] and the [Class AF-5] Notes are subject to increase after the Optional Termination Date. On each Distribution Date, the Interest Rate for each class of interest-bearing Notes will be subject to the applicable Net Rate Cap. See the related definitions in "-- Glossary of Terms -- Definitions related to Interest Calculations and Distributions" for a more detailed understanding as to how the Net Rate Cap is calculated, and applied to the Interest Rate.

     If on any Distribution Date, the Interest Rate for a class of interest-bearing Notes is based on the applicable Net Rate Cap, each holder of the applicable Notes will be entitled to receive the resulting shortfall only from remaining excess cashflow (if any) to the extent described in this prospectus supplement under "-- Overcollateralization Provisions", and in the case of the [Adjustable Rate Notes], from payments (if any) allocated to the issuing entity in respect of the applicable Corridor Contract.

     [Distributions of Interest Funds For Loan Group [1]. On each Distribution Date, the Interest Funds for the Distribution Date with respect to Loan Group [1] are required to be distributed in the following order of priority, until the Interest Funds have been fully distributed:

          (1) from the Interest Funds for Loan Group [1], concurrently to the [Class AF-5B] Insurer, [Class AF-5B] Premium for the Distribution Date and to each class of [Class AF] Notes, the Current Interest and Interest Carry Forward Amount for each class of [Class AF] Notes and the Distribution Date, pro rata, based on their respective entitlements,

          (2) from the remaining Interest Funds for Loan Group [1], sequentially:

               (a) to the [Class AF-5B] Insurer, any [Class AF-5B] Reimbursement Amount,

               (b) sequentially, to the [Class MF-1], [Class MF-2], [Class MF-3], [Class MF-4], [Class MF-5], [Class MF-6], [Class MF-7], [Class MF-8] and [Class BF] Notes, in that order, the Current Interest for that class, and

               (c) any remainder as part of the Fixed Rate Loan Group Excess Cashflow as described under "-- Overcollateralization Provisions" below.]

     [Distributions of Interest Funds for Loan Group [2] and Loan Group [3]. On each Distribution Date, the Interest Funds for the Distribution Date with respect to Loan Group [2] and Loan Group [3] are required to be distributed in the following order of priority, until the Interest Funds have been fully distributed:

          (1) concurrently:

               (a) from Interest Funds for Loan Group [2], concurrently to each class of [Class 2-AV] Notes, the Current Interest and Interest Carry Forward Amount for each class of [Class 2-AV] Notes and the Distribution Date, pro rata, based on their respective entitlements,

               (b) from Interest Funds for Loan Group [3], concurrently to each class of [Class 3-AV] Notes, the Current Interest and Interest Carry Forward Amount for each class of [Class 3-AV] Notes and the Distribution Date, pro rata, based on their respective entitlements,

          (2) from the remaining Interest Funds for Loan Group [2] and Loan Group [3], to each class of [Class AV] Notes, any remaining Current Interest and Interest Carry Forward Amount not paid pursuant to clauses
     (1)(a) and (1)(b) above, pro rata, based on the Note Principal Balances thereof, to the extent needed to pay any Current Interest and Interest Carry Forward Amount for each class of [Class AV] Notes; provided that Interest Funds remaining after the allocation to pay any Current Interest and Interest Carry Forward Amount based on the Note Principal Balances of the Notes will be distributed to each class of [Class AV] Notes with respect to which there remains any unpaid Current Interest and Interest Carry Forward Amount (after the distribution based on Note Principal Balances), pro rata, based on the amount of the remaining unpaid Current Interest and Interest Carry Forward Amount,

          (3) from the remaining Interest Funds for Loan Group [2] and Loan Group [3], sequentially:

               (a) sequentially, to the [Class MV-1], [Class MV-2], [Class MV-3], [Class MV-4], [Class MV-5], [Class MV-6], [Class MV-7], [Class MV-8] and [Class BV] Notes, in that order, the Current Interest for that class, and

               (b) any remainder as part of the Adjustable Rate Loan Group Excess Cashflow as described under "--Overcollateralization Provisions" below.]

     [Distributions of Funds from the Corridor Contracts. On each Distribution Date on or prior to the applicable Corridor Contract Termination Date, amounts allocated to the issuing entity in respect of each Corridor Contract for the Distribution Date will be deposited in the Carryover Reserve Fund and then distributed to the [Class AF-1A] Notes, [Class 2-AV] Notes, [Class 3-AV] Notes or the [Adjustable Rate Subordinate Notes], as applicable, to pay any unpaid Net Rate Carryover as follows:

          (i) in the case of the amounts allocated to the issuing entity in respect of the [Class AF-1A] Corridor Contract, to the [Class AF-1A] Notes, to the extent needed to pay any Net Rate Carryover,

          (ii) in the case of the amounts allocated to the issuing entity in respect of the [Class 2-AV] Corridor Contract, concurrently to each class of [Class 2-AV] Notes, pro rata, based on the Note Principal Balances thereof, to the extent needed to pay any Net Rate Carryover for each class of [Class 2-AV] Notes; and then, any amounts remaining after the allocation to pay Net Rate Carryover based on the Note Principal

     Balances of the [Class 2-AV] Notes will be distributed to each class of [Class 2-AV] Notes to the extent needed to pay any remaining unpaid Net Rate Carryover, pro rata, based on the amount of the remaining unpaid Net Rate Carryover,

          (iii) in the case of the amounts allocated to the issuing entity in respect of the [Class 3-AV] Corridor Contract, concurrently to each class of [Class 3-AV] Notes, pro rata, based on the Note Principal Balances thereof, to the extent needed to pay any Net Rate Carryover for each class of [Class 3-AV] Notes; and then, any amounts remaining after the allocation to pay Net Rate Carryover based on the Note Principal Balances of the [Class 3-AV] Notes will be distributed to each class of [Class 3-AV] Notes to the extent needed to pay any remaining unpaid Net Rate Carryover, pro rata, based on the amount of the remaining unpaid Net Rate Carryover, and

          (iv) in the case of the amounts allocated to the issuing entity in respect of the Adjustable Rate Subordinate Corridor Contract, concurrently to each class of [Adjustable Rate Subordinate Notes], pro rata, based on the Note Principal Balances thereof, to the extent needed to pay any Net Rate Carryover for each class of [Adjustable Rate Subordinate Notes]; and then, any amounts remaining after the allocation to pay Net Rate Carryover based on the Note Principal Balances of the [Adjustable Rate Subordinate Notes] will be distributed to each class of [Adjustable Rate Subordinate Notes] to the extent needed to pay any remaining unpaid Net Rate Carryover, pro rata, based on the amount of the remaining unpaid Net Rate Carryover.

Any amounts remaining after the application of the amounts as described in each of clauses (i) through (iv) above allocated to the issuing entity in respect of each respective Corridor Contract will be distributed to the holder of the Owner Trust Certificate and will not be available for the payment of any Net Rate Carryover on any class or classes of Notes unless a Corridor Contract is subject to an early termination, in which case the portion of any early termination payment allocated to the issuing entity in respect of the Corridor Contract will be deposited by the Indenture Trustee in the Carryover Reserve Fund to cover any Net Rate Carryover on the class or classes of Notes specifically benefiting from the Corridor Contract until the applicable Corridor Contract Termination Date. See "-- Carryover Reserve Fund" below.]

     [Distributions of Principal. The manner of distributing principal among the classes of Notes will differ depending upon whether a Distribution Date occurs on or after the related Stepdown Date and, on or after that date, whether a Trigger Event is in effect. Generally, prior to the related Stepdown Date or if a Trigger Event is in effect, all amounts distributable as principal on a Distribution Date will be allocated first to the related Senior Notes for the Loan Group or Loan Groups, until the related Senior Notes are paid in full, before any distributions of principal are made on the related Subordinate Notes.

     On any Distribution Date on or after the related Stepdown Date and so long as no Trigger Event is in effect, instead of allocating all amounts distributable as principal on the Notes to the related Senior Notes for the Loan Group or Loan Groups until those Senior Notes are paid in full, a portion of those amounts distributable as principal will be allocated to the related Subordinate Notes. The amount allocated to each class of Notes on or after the related Stepdown Date and so long as no Trigger Event is in effect will be based on the targeted level of overcollateralization and subordination for each class of Notes. After the related Stepdown Date, if a Trigger Event is in effect, the priority of principal payments will revert to the payment priority prior to the related Stepdown Date. The amount to be distributed as principal on each Distribution Date are described in more detail under "-- Glossary of Terms -- Definitions related to Principal Calculations and Distributions", and the order in which these amounts are distributed are described under "-- Distributions of Principal Distribution Amount for Loan Group [1]" and "-- Distributions of Principal Distribution Amount for Loan Group [2] and Loan Group [3]" in this prospectus supplement.]

     [Distributions of Principal Distribution Amount for Loan Group [1]. On each Distribution Date, the Principal Distribution Amount for the Distribution Date for Loan Group [1] is required to be distributed as follows until the Principal Distribution Amount has been fully distributed (with the Principal Remittance Amount being applied first and the Extra Principal Distribution Amount being applied thereafter):

          (1) For each Distribution Date prior to the Fixed Rate Stepdown Date or on which a Fixed Rate Trigger Event is in effect, from the Principal Distribution Amount for Loan Group [1], sequentially:

               (A) to the [Class AF] Notes and to the [Class AF-5B] Insurer, in the order, amounts and priorities set forth in clause (3)(A) below,

               (B) sequentially, to the [Class MF-1], [Class MF-2], [Class MF-3], [Class MF-4], [Class MF-5], [Class MF-6], [Class MF-7], [Class MF-8] and [Class BF] Notes, in that order, in each case until the Note Principal Balance thereof is reduced to zero, and

               (C) any remainder as part of the Fixed Rate Loan Group Excess Cashflow to be allocated as described under "--Overcollateralization Provisions" below.

          (2) For each Distribution Date on or after the Fixed Rate Stepdown Date and so long as a Fixed Rate Trigger Event is not in effect, from the Principal Distribution Amount for Loan Group [1], sequentially:

               (A) in an amount up to the [Class AF] Principal Distribution Amount, to the [Class AF] Notes in the order and priorities set forth in clause (3)(B) below, until the Note Principal Balances thereof are reduced to zero,

               (B) to the [Class AF-5B] Insurer, any remaining [Class AF-5B] Premium and any remaining [Class AF-5B] Reimbursement Amount, in each case that has not been paid from Interest Funds for Loan Group [1] for the Distribution Date,

               (C) sequentially, to the [Class MF-1], [Class MF-2], [Class MF-3], [Class MF-4], [Class MF-5], [Class MF-6], [Class MF-7], [Class MF-8] and [Class BF] Notes, in that order, the Fixed Rate Subordinate Class Principal Distribution Amount for that class, in each case until the Note Principal Balance thereof is reduced to zero, and

               (D) any remainder as part of the Fixed Rate Loan Group Excess Cashflow to be allocated as described under "--Overcollateralization Provisions" below.

          (3) On each Distribution Date on which any principal amounts are to be distributed to the [Class AF] Notes and the [Class AF-5B] Insurer pursuant to clause (1)(A) above or to the [Class AF] Notes pursuant to clause (2)(A) above, the amounts will be distributed to the [Class AF] Notes and, if applicable, the [Class AF-5B] Insurer, in the following order of priority:

               (A) For each Distribution Date prior to the Fixed Rate Stepdown Date or on which a Fixed Rate Trigger Event is in effect,

                    (i) the NAS Principal Distribution Amount to the [Class AF-6] Notes, until the Note Principal Balance thereof is reduced to zero,

                    (ii) concurrently, to the [Class AF-1A] and [Class AF-1B] Notes, pro rata based on their respective Note Principal Balances, until their respective Note Principal Balances are reduced to zero,

                    (iii) sequentially, to the [Class AF-2], [Class AF-3] and [Class AF-4] Notes, in that order, in each case until the Note Principal Balance thereof is reduced to zero,

                    (iv) concurrently, to (x) the [Class AF-5A] Notes and (y) the [Class AF-5B] Notes and the [Class AF-5B] Insurer, pro rata (based on, with respect to clause (x), the Note Principal Balance of the [Class AF-5A] Notes, and with respect to clause (y), the Note Principal Balance of the [Class AF-5B] Notes):

                         (a) to the [Class AF-5A] Notes, until the Note
                    Principal Balance thereof is reduced to zero, and

                         (b) sequentially:

                              (I) to the [Class AF-5B] Insurer, any remaining
                         [Class AF-5B] Premium that has not been paid from Interest Funds for Loan Group [1] for the Distribution Date, and

                              (II) to the [Class AF-5B] Notes, until the Note
                         Principal Balance thereof is reduced to zero,

                    (v) to the [Class AF-6] Notes without regard to the NAS Principal Distribution Amount, until the Note Principal Balance thereof is reduced to zero, and

                    (vi) to the [Class AF-5B] Insurer, any remaining [Class AF-5B] Reimbursement Amount that has not been paid from Interest Funds for Loan Group [1] for the Distribution Date.

               (B) For each Distribution Date on or after the Fixed Rate Stepdown Date and so long as a Fixed Rate Trigger Event is not in effect,

                    (i) the NAS Principal Distribution Amount to the [Class AF-6] Notes, until the Note Principal Balance thereof is reduced to zero,

                    (ii) concurrently, to the [Class AF-1A] and [Class AF-1B] Notes, pro rata based on their respective Note Principal Balances, until their respective Note Principal Balances are reduced to zero,

                    (iii) sequentially, to the [Class AF-2], [Class AF-3] and [Class AF-4] Notes, in that order, in each case until the Note Principal Balance thereof is reduced to zero,

                    (iv) concurrently, to the [Class AF-5A] Notes and the [Class AF-5B] Notes, pro rata, based on the Note Principal Balances thereof, until the Note Principal Balances thereof are reduced to zero, and

                    (v) to the [Class AF-6] Notes without regard to the NAS Principal Distribution Amount, until the Note Principal Balance thereof is reduced to zero.

     Notwithstanding the foregoing order of priority, on any Distribution Date on which the aggregate Note Principal Balance of the [Class AF] Notes is greater than the sum of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group [1] and any amount on deposit in the Pre-Funding Account in respect of Loan Group [1], any principal amounts to be distributed to the [Class AF] Notes and the [Class AF-5B] Insurer will be distributed first, concurrently to the [Class AF] Notes, pro rata, based on the Note Principal Balances thereof, until the Note Principal Balances thereof are reduced to zero, and second, to the [Class AF-5B] Insurer, any remaining [Class AF-5B] Premium and any remaining [Class AF-5B] Reimbursement Amount.]

     [Distributions of Principal Distribution Amount for Loan Group [2] and Loan Group [3]. On each Distribution Date, the Principal Distribution Amount for the Distribution Date for Loan Group [2] and Loan Group [3] is required to be distributed as follows until the Principal Distribution Amount has been fully distributed (with the Principal Remittance Amount being applied first and the Extra Principal Distribution Amount being applied thereafter):

          (1) For each Distribution Date prior to the Adjustable Rate Stepdown Date or on which an Adjustable Rate Trigger Event is in effect, sequentially:

               (A) concurrently:

                    (i) from the Principal Distribution Amount for Loan Group [2], sequentially:

                         (a) to each class of [Class 2-AV] Notes, in the order
               and priorities set forth in clause (3) below, until the Note Principal Balances thereof are reduced to zero, and

                         (b) to each class of [Class 3-AV] Notes (after the
               distribution of the Principal Distribution Amount from Loan Group [3] as provided in clause (1)(A)(ii)(a) below), in the order and priorities set forth in clause (4) below, until the Note Principal Balances thereof are reduced to zero,

                    (ii) from the Principal Distribution Amount for Loan Group [3], sequentially:

                         (a) to each class of [Class 3-AV] Notes, in the order
               and priorities set forth in clause (4) below, until the Note Principal Balances thereof are reduced to zero, and

                         (b) to each class of [Class 2-AV] Notes (after the
               distribution of the Principal Distribution Amount from Loan Group [2] as provided in clause (1)(A)(i)(a) above), in the order and priorities set forth in clause (3) below, until the Note Principal Balances thereof are reduced to zero,

               (B) from the remaining Principal Distribution Amounts for Loan Group [2] and Loan Group [3], sequentially:

                    (i) sequentially, to the [Class MV-1], [Class MV-2], [Class MV-3], [Class MV-4], [Class MV-5], [Class MV-6], [Class MV-7], [Class MV-8] and [Class BV] Notes, in that order, in each case until the Note Principal Balance thereof is reduced to zero, and

                    (ii) any remainder as part of the Adjustable Rate Loan Group Excess Cashflow to be allocated as described under "--Overcollateralization Provisions" below.

          (2) For each Distribution Date on or after the Adjustable Rate Stepdown Date and so long as an Adjustable Rate Trigger Event is not in effect, from the Principal Distribution Amounts for Loan Group [2] and Loan Group [3], sequentially:

               (A) in an amount up to the [Class AV] Principal Distribution Target Amount, pro rata based on the related [Class AV] Principal Distribution Allocation Amount for the [Class 2-AV] Notes and the [Class 3-AV] Notes, respectively, concurrently, to (I) each class of [Class 2-AV] Notes, in an amount up to the [Class 2-AV] Principal Distribution Amount in the order and priorities set forth in clause
          (3) below, until the Note Principal Balances thereof are reduced to zero, and (II) each class of [Class 3-AV] Notes, in an amount up to the [Class 3-AV] Principal Distribution Amount in the order and priorities set forth in clause (4) below, until the Note Principal Balances thereof are reduced to zero; provided, however, that if the aggregate Note Principal Balance of the [Class 2-AV] Notes or [Class 3-AV] Notes is reduced to zero then any remaining unpaid [Class AV] Principal Distribution Target Amount will be distributed to the remaining [Class AV] Notes in the order and priorities set forth in clause (3) or clause (4) below, as the case may be, until the Note Principal Balances thereof are reduced to zero,

               (B) sequentially, to the [Class MV-1], [Class MV-2], [Class MV-3], [Class MV-4], [Class MV-5], [Class MV-6], [Class MV-7], [Class MV-8] and [Class BV] Notes, in that order, the Adjustable Rate Subordinate Class Principal Distribution Amount for that class, in each case until the Note Principal Balance thereof is reduced to zero, and

               (C) any remainder as part of the Adjustable Rate Loan Group Excess Cashflow to be allocated as described under "--Overcollateralization Provisions" below.

          (3) On each Distribution Date on which any principal amounts are to be distributed to the [Class 2-AV] Notes, the amounts will be distributed concurrently, to the [Class 2-AV-1] and [Class 2-AV-2] Notes, pro rata, based on the Note Principal Balances thereof, in each case until the Note Principal Balance thereof is reduced to zero; provided, however, if a Group [2] Sequential Trigger Event is in effect, then principal will be distributed to the [Class 2-AV-1] and [Class 2-AV-2] Notes, sequentially, in that order, in each case until the Note Principal Balance thereof is reduced to zero.

          (4) On each Distribution Date on which any principal amounts are to be distributed to the [Class 3-AV] Notes, the amounts will be distributed sequentially, to the [Class 3-AV-1], [Class 3-AV-2], [Class 3-AV-3] and [Class 3-AV-4] Notes, in that order, in each case until the Note Principal Balance thereof is reduced to zero; provided, however, that on any Distribution Date on which (x) the aggregate Note Principal Balance of the [Class AV] Notes is greater than the sum of the aggregate Stated Principal Balance of the Adjustable Rate Mortgage Loans and any amount on deposit in the Pre-Funding Account in respect of Loan Group [2] and Loan Group [3] and (y) the aggregate Note Principal Balance of the [Class 3-AV] Notes is greater than the sum of the aggregate Stated Principal Balance of the Group [3] Mortgage Loans and any amount on deposit in the Pre-Funding Account in respect of Loan Group [3], any principal amounts to be distributed to the [Class 3-AV] Notes will be distributed pro rata, based on the Note Principal Balances thereof, in each case until the Note Principal Balance thereof is reduced to zero.

          Notwithstanding the foregoing priority of distributions, distributions made to the [Class 2-AV] and [Class 3-AV] Notes pursuant to clauses (1)(A)(i), (1)(A)(ii) and (2)(A) under "--Distributions--Distributions of Principal Distribution Amount for Loan Group [2] and Loan Group [3]" above, shall be deemed to have been made from collections in respect of Loan Group [2] and Loan Group [3], respectively.]

     [Class AF-5B Policy. On any Distribution Date, the Indenture Trustee will distribute to the holders of the [Class AF-5B] Notes, any Insured Payments received from the [Class AF-5B] Insurer with respect to the Distribution Date.]

     Owner Trust Certificate. The Owner Trust Certificate will remain outstanding for so long as the issuing entity will exist and represents all of the equity interests of the issuing entity. The holder of the Owner Trust Certificate, as provided in the Sale and Servicing Agreement, will be entitled to receive any available funds remaining after payment of interest and principal on the Senior Notes and on the Subordinate Notes and payments to the [Class AF-5B] Insurer (each as described above). It is not anticipated that there will be any significant amounts remaining for distribution to the holder of the Owner Trust Certificate.

[Overcollateralization Provisions]

     [On the Closing Date, it is expected that:

          o the sum of the aggregate Stated Principal Balance of the Group [1] Mortgage Loans and the original Pre-Funded Amount in respect of Loan Group [1] will exceed the initial aggregate Note Principal Balance of the [Class AF] Notes and the [Fixed Rate Subordinate Notes] by approximately [ ]%; and

          o the sum of the aggregate Stated Principal Balance of the Group [2] and Group [3] Mortgage Loans and the original Pre-Funded Amount in respect of Loan Group [2] and Loan Group [3] will exceed the initial aggregate Note Principal Balance of the [Class AV] Notes and the [Adjustable Rate Subordinate Notes] by approximately [ ]%.

     However, these amounts are less than the required initial levels of overcollateralization required by the Sale and Servicing Agreement. The weighted average Adjusted Net Mortgage Rate for each group or groups of

Mortgage Loans is generally expected to be higher than the weighted average of the Interest Rates on the related classes of Notes. As a result, interest collections on the Mortgage Loans are expected to be generated in excess of the amount of interest payable to the holders of the related Notes and the related fees and expenses payable by the issuing entity. Any interest payments received in respect of the Mortgage Loans in a Loan Group or Loan Groups in excess of the amount that is needed to pay interest on the related Notes and the issuing entity's expenses related to that Loan Group (including in the case of Loan Group [1] and the [Class AF-5B] Notes, the [Class AF-5B] Premium due to the [Class AF-5B] Insurer) will be used to reduce the total Note Principal Balance of the related Notes, until the required level of overcollateralization has been achieved. The excess cashflow, if any, will be applied on each Distribution Date as a payment of principal on the related class or classes of Offered Notes then entitled to receive distributions in respect of principal, but only to the limited extent hereafter described. Thereafter, any remaining excess cashflow will be allocated to pay Net Rate Carryover and Unpaid Realized Loss Amounts in the amount and the priority described below.

     [Fixed Rate Loan Group Excess Cashflow.

     The "Fixed Rate Loan Group Excess Cashflow" with respect to any Distribution Date is the sum of the amounts remaining as set forth in (i) clause (2)(c) in "Distributions -- Distributions of Interest -- Distributions of Interest Funds for Loan Group [1]" for the Distribution Date and (ii) clause (1)(C) or (2)(D), as applicable, in "-- Distributions -- Distributions of Principal Distribution Amount for Loan Group [1]" for the Distribution Date.

     With respect to any Distribution Date, any Fixed Rate Loan Group Excess Cashflow and, in the case of Unpaid Realized Loss Amounts only, any amounts in the Credit Comeback Excess Account available for the Distribution Date ("Credit Comeback Excess Cashflow"), will be paid to the classes of Notes in the following order of priority, in each case first to the extent of the remaining Credit Comeback Excess Cashflow, if applicable and second to the extent of the remaining Fixed Rate Loan Group Excess Cashflow:

          1. to the holders of the class or classes of [Class AF] Notes and [Fixed Rate Subordinate Notes] then entitled to receive distributions in respect of principal, in an amount equal to the Extra Principal Distribution Amount for Loan Group [1], payable to those holders as part of the Principal Distribution Amount as described under "--Distributions--Distributions of Principal Distribution Amount for Loan Group [1]" above; provided, however, that Credit Comeback Excess Cashflow (if any) will only be distributed pursuant to this clause, if the Fixed Rate Overcollateralization Target Amount has at any previous time been met;

          2. sequentially, to the holders of the [Class MF-1], [Class MF-2], [Class MF-3], [Class MF-4], [Class MF-5], [Class MF-6], [Class MF-7], [Class MF-8] and [Class BF] Notes, in that order, in each case, first in an amount equal to any Interest Carry Forward Amount for that class, and second, in an amount equal to the Unpaid Realized Loss Amount for that class;

          3. to each class of [Class AF] Notes and [Fixed Rate Subordinate Notes] (in the case of the [Class AF]-1A Notes after application of amounts allocated to the issuing entity in respect of the [Class AF]-1A Corridor Contract to cover Net Rate Carryover), pro rata based on the Note Principal Balances thereof, to the extent needed to pay any unpaid Net Rate Carryover for each class of [Class AF] Notes and [Fixed Rate Subordinate Notes]; and then any Fixed Rate Loan Group Excess Cashflow remaining after the allocation to pay Net Rate Carryover based on the Note Principal Balances of those Notes will be distributed to each class of [Class AF] Notes and [Fixed Rate Subordinate Notes] with respect to which there remains any unpaid Net Rate Carryover, pro rata, based on the amount of the unpaid Net Rate Carryover;

          4. if the Adjustable Rate Overcollateralization Target Amount has at any previous time been met, to the holders of the class or classes of [Class AV] Notes and [Adjustable Rate Subordinate Notes] then entitled to receive distributions in respect of principal, payable to those holders as part of the Principal Distribution Amount as described under "--Distributions--Distributions of Principal Distribution Amount for Loan Group [2] and Loan Group [3]" above, in an amount equal to the Extra Principal Distribution Amount for Loan

               Group [2] and Loan Group [3] not covered by the Adjustable Rate Loan Group Excess Cashflow;

          5. sequentially, to the holders of the [Class 2-AV-2], [Class MV-1], [Class MV-2], [Class MV-3], [Class MV-4], [Class MV-5], [Class MV-6], [Class MV-7], [Class MV-8] and [Class BV] Notes, in that order, in each case in an amount equal to the Unpaid Realized Loss Amount for that class remaining undistributed after application of the Adjustable Rate Loan Group Excess Cashflow;

          6. to the Carryover Reserve Fund, in an amount equal to the Required Carryover Reserve Fund Deposit (after giving effect to other deposits and withdrawals therefrom on the Distribution Date without regard to any amounts allocated to the issuing entity in respect of any Corridor Contract not required to cover Net Rate Carryover on the related class(es) of Notes on the Distribution Date); and

          7.   to fund distributions to the holder of the Owner Trust
               Certificate.

     [Adjustable Rate Loan Group Excess Cashflow.

     The "Adjustable Rate Loan Group Excess Cashflow" with respect to any Distribution Date is the sum of the amounts remaining as set forth in (i) clause (3)(b) in "--Distributions -- Distributions of Interest -- Distributions of Interest Funds for Loan Group [2] and Loan Group [3]" and
(ii) clause (1)(B)(ii) or (2)(C), as applicable, in "-- Distributions -- Distributions of Principal Distribution Amount for Loan Group [2] and Loan Group [3]."

     With respect to any Distribution Date, any Adjustable Rate Loan Group Excess Cashflow will be paid to the classes of Notes in the following order of priority, in each case to the extent of the remaining Adjustable Rate Loan Group Excess Cashflow:

          1. to the holders of the class or classes of [Class AV] Notes and [Adjustable Rate Subordinate Notes] then entitled to receive distributions in respect of principal, in an aggregate amount equal to the Extra Principal Distribution Amount for Loan Group [2] and Loan Group [3], payable to those holders as part of the related Principal Distribution Amounts as described under "--Distributions--Distributions of Principal Distribution Amount for Loan Group [2] and Loan Group [3]" above;

          2. sequentially, to the holders of the [Class 2-AV-2], [Class MV-1], [Class MV-2], [Class MV-3], [Class MV-4], [Class MV-5], [Class MV-6], [Class MV-7], [Class MV-8] and [Class BV] Notes, in that order, in each case, first in an amount equal to any Unpaid Realized Loss Amount for that class, and second, in an amount equal to the Interest Carry Forward Amount for that class;

          3. to each class of [Class AV] Notes and [Adjustable Rate Subordinate Notes] (in each case after application of amounts allocated to the issuing entity in respect of the applicable Corridor Contract to cover Net Rate Carryover), pro rata based on the Note Principal Balances thereof, to the extent needed to pay any Net Rate Carryover for each class of [Class AV] Notes and [Adjustable Rate Subordinate Notes] remaining after application of amounts under the applicable Corridor Contract; provided that any Adjustable Rate Loan Group Excess Cashflow remaining after the allocation to pay Net Rate Carryover based on the Note Principal Balances of those Notes will be distributed to each class of [Class AV] Notes and [Adjustable Rate Subordinate Notes] with respect to which there remains any unpaid Net Rate Carryover (after the distribution based on Note Principal Balances), pro rata, based on the amount of the unpaid Net Rate Carryover;

          4. if the Fixed Rate Overcollateralization Target Amount has at any previous time been met, to the holders of the class or classes of [Class AF] Notes and [Fixed Rate Subordinate Notes] then entitled to receive distributions in respect of principal, payable to those holders as part of the Principal Distribution Amount as described under "--Distributions--Distributions of Principal Distribution Amount for Loan Group [1]" above, in an amount equal to the Extra Principal Distribution Amount for Loan Group [1] not covered by the Fixed Rate Loan Group Excess Cashflow or Credit Comeback Excess Cashflow;

          5. sequentially, to the holders of the [Class MF-1], [Class MF-2], [Class MF-3], [Class MF-4], [Class MF-5], [Class MF-6], [Class MF-7], [Class MF-8] and [Class BF] Notes, in that order, in each case in an amount equal to the Unpaid Realized Loss Amount for that class remaining undistributed after application of the Fixed Rate Loan Group Excess Cashflow and Credit Comeback Excess Cashflow;

          6. to the Carryover Reserve Fund, in an amount equal to the Required Carryover Reserve Fund Deposit (after giving effect to other deposits and withdrawals therefrom on the Distribution Date without regard to any amounts allocated to the issuing entity in respect of any Corridor Contract not required to cover Net Rate Carryover on the related class(es) of Notes on the Distribution Date);

          7. in the event that a [Class 3-AV-1] Acceleration Event is in effect, to the holders of the [Class 3-AV-1] Notes, in an amount equal to the [Class 3-AV-1] Acceleration Amount; and

          8. to fund distributions to the holder of the Owner Trust Certificate, in the amounts specified in the Sale and Servicing Agreement.]

[The Corridor Contracts]

     [Countrywide Home Loans] has entered into the following four interest rate corridor transactions with [ ] (the "Corridor Contract Counterparty"), each as evidenced by a confirmation between [Countrywide Home Loans] and the Corridor Contract Counterparty (together the "Corridor Contracts" and each, a "Corridor Contract"):

o    the "[Class AF-1A] Corridor Contract,"

o    the "[Class 2-AV] Corridor Contract,"

o    the "[Class 3-AV] Corridor Contract," and

o    the "[Adjustable Rate Subordinate] Corridor Contract,"

     [Pursuant to each Corridor Contract, the terms of an ISDA Master Agreement were incorporated into the confirmation of the Corridor Contract, as if the ISDA Master Agreement had been executed by [Countrywide Home Loans] and the Corridor Contract Counterparty on the date that each Corridor Contract was executed. Each Corridor Contract is subject to certain ISDA definitions. On the Closing Date, [Countrywide Home Loans] will assign its rights under each Corridor Contract to [ ], as corridor contract administrator (in this capacity, the "Corridor Contract Administrator"), and [Countrywide Home Loans], the Corridor Contract Administrator and the Indenture Trustee will enter into a corridor contract administration agreement (the "Corridor Contract Administration Agreement") pursuant to which the Corridor Contract Administrator will allocate any payments received under each Corridor Contract between the Indenture Trustee and [Countrywide Home Loans] as described below.]

     [On or prior to the applicable Corridor Contract Termination Date, amounts (if any) received under each Corridor Contract by the Corridor Contract Administrator and allocated to the Indenture Trustee for the benefit of the issuing entity will be used to pay Net Rate Carryover on the related class or classes of Notes as described above under "--Distributions--Distributions of Funds from the Corridor Contracts." Amounts allocated to the Indenture Trustee in respect of the Corridor Contracts will not be available to pay Net Rate Carryover on any class of Notes other than the related class or classes of Notes. On any Distribution Date, after application of any amounts allocated to the Indenture Trustee in respect of the Corridor Contracts to pay Net Rate Carryover, any remaining amounts will be distributed as described above under "--Distributions--Distributions of Funds from the Corridor Contracts" and will not thereafter be available for payments of Net Rate Carryover for any class of Notes, unless the remaining amounts are allocated to the Indenture Trustee in connection with an early termination of the related Corridor Contract in which case the amounts will be held by the Indenture Trustee until the applicable Corridor Contract Termination Date for distribution as described above under "-- Distributions --Distributions of Funds from the Corridor Contracts."]

     [With respect to each Corridor Contract and any Distribution Date on or prior to the applicable Corridor Contract Termination Date, the amount payable by the Corridor Contract Counterparty under a Corridor Contract will equal the product of:

     (i) the excess (if any) of (x) the lesser of (A) [One-Month LIBOR (as determined by the Corridor Contract Counterparty) and (B) the applicable Corridor Contract Ceiling Rate (if any) for the Distribution Date over (y) the applicable Corridor Contract Strike Rate for the Distribution Date,

     (ii) the applicable Corridor Contract Notional Balance for the Distribution Date, and

     (iii) the [actual number of days in the related Accrual Period], divided by 360.]

     [Pursuant to the Corridor Contract Administration Agreement, on or prior to each Distribution Date, the Corridor Contract Administrator will allocate any payment received from the Corridor Contract Counterparty with respect to each Corridor Contract and the Distribution Date (other than any termination payment, which will be allocated as described below):

o first, to the Indenture Trustee, up to the amount that would be payable under each Corridor Contract if clause (ii) of the preceding sentence were equal to the lesser of the Corridor Contract Notional Balance for the Distribution Date and the aggregate Note Principal Balance of the related class or classes of Notes immediately prior to the Distribution Date, referred to as a "Net Corridor Contract Payment," and

o second, to Countrywide Home Loans, any remainder, referred to as an "Excess Corridor Contract Payment."]

     Excess Corridor Contract Payments will not be available to cover Net Rate Carryover on the Notes.

     The "Notional Balance," the "Strike Rate" and the "Ceiling Rate" for the [Class AF-1A] Corridor Contract for each Distribution Date are as described in the following table:

  Month of                                                  Month of
Distribution    Notional                                  Distribution    Notional
    Date       Balance ($)   Strike Rate   Ceiling Rate       Date       Balance ($)   Strike Rate   Ceiling Rate
------------   -----------   -----------   ------------   ------------   -----------   -----------   ------------


        [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

     The "Notional Balance," "Strike Rate" and "Ceiling Rate" for the [Class 2-AV] Corridor Contract for each Distribution Date are as described in the following table:

  Month of                                                  Month of
Distribution    Notional                                  Distribution
    Date       Balance ($)   Strike Rate   Ceiling Rate       Date       Balance ($)   Strike Rate   Ceiling Rate
------------   -----------   -----------   ------------   ------------   -----------   -----------   ------------


        [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

     The "Notional Balance," "Strike Rate" and "Ceiling Rate" for the [Class 3-AV] Corridor Contract for each Distribution Date are as described in the following table:

  Month of                                                  Month of
Distribution                                              Distribution
    Date       Balance ($)   Strike Rate   Ceiling Rate       Date       Balance ($)   Strike Rate   Ceiling Rate
------------   -----------   -----------   ------------   ------------   -----------   -----------   ------------


        [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

     The "Notional Balance," "Strike Rate" and "Ceiling Rate" for the [Adjustable Rate Subordinate] Corridor Contract for each Distribution Date are as described in the following table:

  Month of                                                  Month of
Distribution    Notional                                  Distribution
    Date       Balance ($)   Strike Rate   Ceiling Rate       Date       Balance ($)   Strike Rate   Ceiling Rate
------------   -----------   -----------   ------------   ------------   -----------   -----------   ------------


        [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

     Each Corridor Contract is scheduled to remain in effect until the Distribution Date set forth below:

                 Corridor Contract              Corridor Contract Termination Date
                 -----------------              ----------------------------------
          [Class AF-1A] Corridor Contract              [        ] 20[     ]
           [Class 2-AV] Corridor Contract              [        ] 20[     ]
           [Class 3-AV] Corridor Contract              [        ] 20[     ]
       [Adjustable Rate Subordinate] Corridor          [        ] 20[     ]
                            Contract

     [Each Corridor Contract will be subject to early termination only in limited circumstances. These circumstances generally include certain insolvency or bankruptcy events in relation to the Corridor Contract Counterparty or the Corridor Contract Administrator, the failure by the Corridor Contract Counterparty (three business days after notice of the failure is received by the Corridor Contract Counterparty) to make a payment due under the Corridor Contract and the Corridor Contract becoming illegal or subject to certain kinds of taxation.]

     [If any Corridor Contract is terminated, the Corridor Contract Counterparty may owe a termination payment, payable in a lump sum. Any termination payment will be allocated by the Corridor Contract Administrator between the Indenture Trustee and [Countrywide Home Loans], based on, with respect to the Indenture Trustee, a fraction, the numerator of which is the lesser of (x) the related Corridor Contract Notional Balance at the time of termination and (y) the aggregate Note Principal Balance of the related class or classes of Notes at the time of termination, and the denominator of which is the related Corridor Contract Notional Balance at the time of termination, and with respect to Countrywide Home Loans, a fraction, the numerator of which is the excess, if any, of (x) the related Corridor Contract Notional Balance at the time of termination over (y) the aggregate Note Principal Balance of the related class or classes of Notes at the time of termination, and the denominator of which is the Corridor Contract Notional Balance at the time of termination. The portion of any termination payment that is allocated to the issuing entity will be held by the Indenture Trustee until the applicable Corridor Contract Termination Date to pay any Net Rate Carryover on the related class or classes of Notes. However, if a termination occurs, we cannot assure you that a termination payment will be owing to the Indenture Trustee. The Sale and Servicing Agreement does not provide for the substitution of a replacement corridor contract in the event of a termination of an existing Corridor Contract or in any other circumstance.]

     The significance percentage for each Corridor Contract is [less than 10% and in the aggregate, the significance percentage of for all of the Corridor Contracts with the Corridor Contract Counterparty is less than 10%]. The "significance percentage" for each Corridor Contract is the percentage that the significance estimate of the Corridor Contract represents of the aggregate Class Principal Balances of the Notes related to the Corridor Contract. The "significance estimate" of each Corridor Contract is determined based on a reasonable good-faith estimate of the maximum probable exposure of the Corridor Contract, made in substantially the same manner as that used in Countrywide Home Loans' internal risk management process in respect of similar instruments.

     [Insert Description of the Corridor Contract Counterparty - Detail to be based on Significance Percentage determination above]

     The Notes do not represent an obligation of the Corridor Contract Counterparty or the Corridor Contract Administrator. The holders of the Notes are not parties to or beneficiaries under any Corridor Contract or the Corridor Contract Administration Agreement and will not have any right to proceed directly against the Corridor Contract Counterparty in respect of its obligations under any Corridor Contract or against the Corridor Contract Administrator in respect of its obligations under the Corridor Contract Administration Agreement.

     Each Corridor Contract will be filed with the SEC as an Exhibit to a Current Report on Form 8-K after the Closing Date.

[Calculation of One-Month LIBOR

     On each Interest Determination Date, the Indenture Trustee will determine the London interbank offered rate for [one-month] United States dollar deposits ("One-Month LIBOR") for the Accrual Period on the basis of the rate as it is quoted on the Bloomberg Terminal for that Interest Determination Date. If the rate is not quoted on the Bloomberg Terminal (or if the service is no longer offered, another service for displaying LIBOR or comparable rates as may be reasonably selected by the Indenture Trustee), One-Month LIBOR for the applicable Accrual Period will be the Reference Bank Rate as defined in this prospectus supplement. If these quotations cannot be obtained and the Reference Bank Rate is not available, One-Month LIBOR will be the One-Month LIBOR applicable to the preceding Accrual Period.

     The establishment of One-Month LIBOR on each Interest Determination Date by the Indenture Trustee and the Indenture Trustee's calculation of the rate of interest applicable to the [Adjustable Rate Notes] for the related Accrual Period will (in the absence of manifest error) be final and binding.]

[Carryover Reserve Fund

     The Sale and Servicing Agreement establishes an account (the "Carryover Reserve Fund"), which is held in trust by the Indenture Trustee on behalf of the holders of the interest-bearing notes. On the Closing Date, [Countrywide Home Loans] will deposit $[ ] in the Carryover Reserve Fund.

     On each Distribution Date, the Indenture Trustee will deposit in the Carryover Reserve Fund amounts allocated to the issuing entity in respect of the Corridor Contracts. On each Distribution Date, the amounts allocated to the issuing entity in respect of each applicable Corridor Contract will be distributed to the related [Adjustable Rate Notes] to pay any Net Rate Carryover on the related [Adjustable Rate Notes] as described under "-- Distributions -- Distributions of Funds from the Corridor Contracts" above.

     On each Distribution Date, to the extent that Fixed Rate Loan Group Excess Cashflow is available as described under "-- Overcollateralization Provisions -- Fixed Rate Loan Group Excess Cashflow" above or Adjustable Rate Loan Group Excess Cashflow is available as described under "-- Overcollateralization Provisions -- Adjustable Rate Loan Group Excess Cashflow" above, the Indenture Trustee will deposit in the Carryover Reserve Fund the amount needed to pay any Net Rate Carryover as described under "-- Overcollateralization Provisions" above.

     On each Distribution Date, to the extent that Fixed Rate Loan Group Excess Cashflow is available as described under "-- Overcollateralization Provisions -- Fixed Rate Loan Group Excess Cashflow" above or Adjustable Rate Loan Group Excess Cashflow is available as described under "-- Overcollateralization Provisions -- Adjustable Rate Loan Group Excess Cashflow" above, the Indenture Trustee will deposit in the Carryover Reserve Fund an amount equal to the excess, if any, of (i) $[ ] over (ii) the amount of funds on deposit in the Carryover Reserve Fund following all other deposits to, and withdrawals from, the Carryover Reserve Fund on the Distribution Date (the "Required Carryover Reserve Fund Deposit").]

[Credit Comeback Excess Account

     The Sale and Servicing Agreement will require the Indenture Trustee to establish a reserve account (the "Credit Comeback Excess Account"), which is held in trust by the Indenture Trustee on behalf of the holders of the [Fixed Rate Notes].

     On each Distribution Date, the Indenture Trustee will deposit in the Credit Comeback Excess Account, all Credit Comeback Excess Amounts received during the related Due Period. On each Distribution Date, all Credit Comeback Excess Amounts received during the related Due Period will be distributed to the [Fixed Rate Notes] to restore overcollateralization and to cover any Unpaid Realized Loss Amounts as described under "--Overcollateralization Provisions -- Fixed Rate Loan Group Excess Cashflow." Any Credit Comeback Excess Amounts remaining after the application of the Credit Comeback Excess Amounts as described under "--Overcollateralization Provisions -- Fixed Rate Loan Group Excess Cashflow" will be distributed to the holder of the Owner Trust Certificate and will not be available thereafter.]

[Applied Realized Loss Amounts

     If on any Distribution Date, after giving effect to the distributions described above, the aggregate Note Principal Balance of the [Class AF] and [Fixed Rate Subordinate Notes] exceeds the sum of the aggregate Stated

Principal Balance of the Mortgage Loans in Loan Group [1] and the amount on deposit in the Pre-Funding Account in respect of Loan Group [1], the amount of the excess will be applied to reduce the Note Principal Balances of the [Class BF], [Class MF-8], [Class MF-7], [Class MF-6], [Class MF-5], [Class MF-4], [Class MF-3], [Class MF-2] and [Class MF-1] Notes, in that order, in each case until the Note Principal Balance of the class has been reduced to zero.

     If on any Distribution Date, after giving effect to the distributions described above, the aggregate Note Principal Balance of the [Class AV] Notes and [Adjustable Rate Subordinate Notes] exceeds the sum of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group [2] and Loan Group [3] and the amount on deposit in the Pre-Funding Account in respect of Loan Group [2] and Loan Group [3], the amount of the excess will be applied to reduce the Note Principal Balances of the [Class BV], [Class MV-8], [Class MV-7], [Class MV-6], [Class MV-5], [Class MV-4], [Class MV-3], [Class MV-2] and [Class MV-1] Notes, in that order, in each case until the Note Principal Balance of the class has been reduced to zero, after which, the Note Principal Balance of the [Class 2-AV-2] Notes will be reduced by the amount by which the aggregate Note Principal Balance of the [Class 2-AV] Notes exceeds the sum of the aggregate Stated Principal Balance of the Mortgage Loans in Group [2] and the amount on deposit in the Pre-Funding Account in respect of Loan Group [2], until the Note Principal Balance of the [Class 2-AV-2] Notes has been reduced to zero. A reduction described in this paragraph or the immediately preceding paragraph is referred to as an "Applied Realized Loss Amount." Applied Realized Loss Amounts will not be allocated to the Senior Notes (other than the [Class 2-AV-2] Notes).

     Interest on any class of Notes, the Note Principal Balance of which has been reduced through the application of Applied Realized Loss Amounts as described above will accrue for the related class of Notes on the Note Principal Balance as so reduced unless the Note Principal Balance is subsequently increased due to the allocation of Subsequent Recoveries to the Note Principal Balance of the class as described in the definition of "Note Principal Balance" described in this prospectus supplement under "-- Glossary of Terms -- Definitions related to Distribution Dates and Collections."]

[[Class AF-5B] Note Guaranty Insurance Policy

     On the Closing Date, [ ] (the "[Class AF-5B] Insurer") will issue the [Class AF-5B] Policy in favor of the Indenture Trustee on behalf of the [Class AF-5B] noteholders. The following summary of the provisions of the [Class AF-5B] Policy does not purport to be complete and is qualified in its entirety by reference to the [Class AF-5B] Policy. The [Class AF-5B] Policy will be filed with the SEC as an Exhibit to a Current Report on Form 8-K after the Closing Date.

     The [Class AF-5B] Insurer, will issue a note guaranty insurance policy (the "Class AF-5B Policy") for the benefit of the holders of the [Class AF-5B] Notes. The [Class AF-5B] Insurer, in consideration of the payment of a premium and subject to the terms of the [Class AF-5B] Policy, unconditionally and irrevocably guarantees the payment of Insured Amounts to the Indenture Trustee on behalf of the holders of the [Class AF-5B] Notes and payments of Preference Amounts as described below. The [Class AF-5B] Insurer will pay Insured Amounts which are Due for Payment to the Indenture Trustee on the later of:

o [the Distribution Date the Insured Amount is distributable to the holders of the [Class AF-5B] Notes under the Sale and Servicing Agreement, and]

o [the second Business Day following the Business Day the [Class AF-5B] Insurer shall have received telephonic or telegraphic notice, subsequently confirmed in writing, the original of which is sent by registered or certified mail, from the Indenture Trustee, specifying that an Insured Amount is due in accordance with the terms of the [Class AF-5B] Policy; provided that, if the notice is received after 12:00 noon, New York City time, on any Business Day, it shall be deemed to be received on the following Business Day. ]

     If any notice is not in proper form or is otherwise insufficient for the purpose of making a claim under the [Class

AF-5B] Policy, it shall be deemed not to have been received for purposes of this paragraph, and the [Class AF-5B] Insurer shall promptly so advise the Indenture Trustee and the Indenture Trustee may submit an amended or corrected notice.

     The [Class AF-5B] Insurer's obligation under the [Class AF-5B] Policy will be discharged to the extent that funds are received by the Indenture Trustee for payment to the holders of the [Class AF-5B] Notes whether or not those funds are properly paid by the Indenture Trustee. Payments of Insured Amounts will be made only at the time set forth in the [Class AF-5B] Policy, and no accelerated payments of Insured Amounts will be made regardless of any acceleration of the [Class AF-5B] Notes, unless the acceleration is at the sole option of the [Class AF-5B] Insurer.

     For purposes of the [Class AF-5B] Policy, a holder does not and may not include any of the Indenture Trustee, the Sellers, the Depositor or the Master Servicer.

     The [Class AF-5B] Policy will not cover:

o    shortfalls, if any, attributable, to Prepayment Interest Shortfalls;

o any interest shortfalls resulting from the application of the Relief Act or similar state or local laws, or any Net Rate Carryover; or

o any shortfalls, if any, attributable to the liability of the issuing entity, the Indenture Trustee or any holder of a [Class AF-5B] Note for withholding taxes, if any (including interest and penalties in respect of any liability for withholding taxes).]

[In  addition, the [Class AF-5B] Policy:

o does not cover any risk other than Nonpayment, including the failure of the Indenture Trustee to make any payment required under the Sale and Servicing Agreement to the holders of the [Class AF-5B] Notes;

o does not guarantee to the holders of the [Class AF-5B] Notes any particular rate of principal payment; and

o does not provide credit enhancement for any class of Notes other than the [Class AF-5B] Notes.

     No person other than the Indenture Trustee shall be entitled to present the notice under the [Class AF-5B] Policy.

     In the absence of payments under the [Class AF-5B] Policy, holders of the [Class AF-5B] Notes will directly bear the credit risks associated with their Notes.

     The [Class AF-5B] Insurer will be subrogated to the rights of each holder of the [Class AF-5B] Notes to the extent of any payment by the [Class AF-5B] Insurer under the [Class AF-5B] Policy.

     The [Class AF-5B] Insurer agrees that if it shall be subrogated to the rights of the holders of the [Class AF-5B] Notes, no recovery of the payment will occur unless the full amount of the holders' allocable distributions for the Distribution Date can be made. In so doing, the [Class AF-5B] Insurer does not waive its rights to seek full payment of all Reimbursement Amounts owed to it under the Sale and Servicing Agreement.

     The [Class AF-5B] Policy and the obligations of the [Class AF-5B] Insurer thereunder will terminate without any action on the part of the [Class AF-5B] Insurer or any other person on the date following the later to occur of (i) the date that is one year and one day following the date on which all amounts required to be paid on the [Class AF-5B] Notes have been paid in full and (ii) if any proceeding referenced in the immediately following paragraph has been commenced on or prior to the date specified in clause (i) of this paragraph, the 30th day after the entry of a final, nonappealable order in resolution or settlement of the proceeding. Upon termination of the [Class AF-5B] Policy, the Indenture Trustee will forthwith deliver the original of the [Class AF-5B] Policy to the [Class AF-5B] Insurer.

     Pursuant to the [Class AF-5B] Policy, the [Class AF-5B] Insurer will pay any Preference Amount when due to be paid pursuant to the Order (as defined below), but in any event no earlier than the third Business Day following receipt by the [Class AF-5B] Insurer of:

          (i) a certified copy of a final, non-appealable order of a court or other body exercising jurisdiction in the insolvency proceeding to the effect that the Indenture Trustee, or holder of a [Class AF-5B] Note, as applicable, is required to return the Preference Amount paid during the term of the [Class AF-5B] Policy because the payments were avoided as a preferential transfer or otherwise rescinded or required to be restored by the Indenture Trustee or holder of a [Class AF-5B] Note (the "Order"),

          (ii) a notice by or on behalf of the Indenture Trustee or holder of a [Class AF-5B] Note that the Order has been entered and is not subject to any stay,

          (iii) an assignment, in form and substance satisfactory to the [Class AF-5B] Insurer, duly executed and delivered by the Indenture Trustee or holder of a [Class AF-5B] Note, irrevocably assigning to the [Class AF-5B] Insurer all rights and claims of the Indenture Trustee or the holder relating to or arising under the Sale and Servicing Agreement against the estate of the issuing entity or otherwise with respect to the Preference Amount and

          (iv) a notice (in the form provided in the [Class AF-5B] Policy) appropriately completed and executed by the Indenture Trustee; provided, that if the documents are received after 12:00 noon, New York City time on any Business Day, they will be deemed to be received the following Business Day; provided further, that the [Class AF-5B] Insurer shall not be obligated to make any payment in respect of any Preference Amount representing a payment of principal on the [Class AF-5B] Notes prior to the time the [Class AF-5B] Insurer would have been required to make a payment in respect of the principal pursuant to the [Class AF-5B] Policy.

     The payment shall be disbursed to the receiver, conservator, debtor-in-possession or Indenture Trustee in bankruptcy named in the Order, and not to the Indenture Trustee or to the holders of the [Class AF-5B] Notes directly, unless a holder of a [Class AF-5B] Note has made a payment of the Preference Amount to the court or the receiver, conservator, debtor-in-possession or Indenture Trustee in bankruptcy named in the Order, in which case the [Class AF-5B] Insurer will pay to the Indenture Trustee on behalf of the holder, subject to the delivery of (a) the items referred to in clauses (i), (ii), (iii) and (iv) above to the [Class AF-5B] Insurer and (b) evidence satisfactory to the [Class AF-5B] Insurer that payment has been made to the court or receiver, conservator, debtor-in-possession or Indenture Trustee in bankruptcy named in the Order.

     As used in the [Class AF-5B] Policy, the following terms shall have the following meanings:

     "Deficiency Amount" with respect to:

     (A) each Distribution Date prior to the Maturity Date for the [Class AF-5B] Notes, means an amount equal to the sum of (i) the excess, if any, of
(a) the amount of Current Interest on the [Class AF-5B] Notes net of any interest shortfalls resulting from Prepayment Interest Shortfalls and any interest shortfalls resulting from the application of the Relief Act, or similar state or local laws over (b) the [Class AF-5B] Available Funds for that Distribution Date, and (ii) for any Distribution Date after the Note Principal Balance of the [Fixed Rate Subordinate Notes] has been reduced to zero, the excess, if any of (a) the Note Principal Balance of the [Class AF-5B] Notes over (b) the sum of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group [1] and the amount on deposit in the Pre-Funding Account in respect of Loan Group [1], in each case taking into account all distributions to be made on the Distribution Date;

     (B) the Maturity Date for the [Class AF-5B] Notes, means an amount equal to the sum of (i) the excess, if any, of (a) the amount of Current Interest on the [Class AF-5B] Notes net of any interest shortfalls resulting from Prepayment Interest Shortfalls and any interest shortfalls resulting from the application of the Relief Act, or similar state or local laws over (b) the [Class AF-5B] Available Funds for that Distribution Date and (ii) the Note Principal Balance of the [Class AF-5B] Notes on the Maturity Date for the [Class AF-5B] Notes (after taking into account all distributions of [Class AF-5B] Available Funds to be made to the [Class AF-5B] Notes on the Distribution Date); and

     (C) for the [Class AF-5B] Notes and any date on which the acceleration of the Notes has been directed or consented to by the [Class AF-5B] Insurer, means the excess of (i) the amount required to pay the Note Principal Balance of the [Class AF-5B] Notes in full, together with accrued and unpaid interest thereon through the date of payment of the [Class AF-5B] Notes and (ii) the [Class AF-5B] Available Funds for that Distribution Date.

     "Business Day" means any day other than a Saturday, a Sunday or a day on which banking or savings and loan institutions in the State of California, the State of New York or the cities in which the Corporate Trust Office of the Indenture Trustee is located, are authorized or obligated by law or executive order to be closed.

     "[Class AF-5B] Available Funds" means, with respect to any Distribution Date, funds allocated from amounts available pursuant to the Sale and Servicing Agreement to make distributions on the [Class AF-5B] Notes on the Distribution Date, other than any Insured Amounts.

     "Distribution Date" means the [ ]th day of any month, or if the [ ]th day is not a Business Day, the Business Day immediately following the [ ]th day, commencing in [ ] 200[ ].

     "Due for Payment" means with respect to an Insured Amount, the Distribution Date on which Insured Amounts are due and payable pursuant to the terms of the Sale and Servicing Agreement.

     "Insured Amounts" means, with respect to any Distribution Date, the Deficiency Amount for the Distribution Date.

     "Insured Payments" means, with respect to any Distribution Date, the aggregate amount actually paid by the [Class AF-5B] Insurer to the Indenture Trustee in respect of (i) Insured Amounts for a Distribution Date and (ii) Preference Amounts for any given Business Day.

     "Late Payment Rate" means, with respect to any Distribution Date, the lesser of (i) the greater of (a) the rate of interest, as it is publicly announced by Citibank, N.A. at its principal office in New York, New York as its prime rate (any change in the prime rate of interest to be effective on the date the change is announced by Citibank, N.A.) plus [ ]% and (b) the then applicable highest rate of interest on the [Class AF-5B] Notes and (ii) the maximum rate permissible under applicable usury or similar laws limiting interest rates. The Late Payment Rate shall be computed on the basis of the actual number of days elapsed over a year of 360 days.

     "Nonpayment" means, with respect to any Distribution Date, an Insured Amount is Due for Payment but has not been paid pursuant to the Sale and Servicing Agreement.

     "Preference Amount" means any amount payable on the [Class AF-5B] Notes, which has become Due for Payment and which was made to a holder of a [Class AF-5B] Note by or on behalf of the issuing entity, which has been deemed a preferential transfer and theretofore recovered from its holder pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court of competent jurisdiction.

     "Reimbursement Amount" means, with respect to any Distribution Date, (i) all Insured Payments paid by the [Class AF-5B] Insurer, but for which the [Class AF-5B] Insurer has not been reimbursed prior to the Distribution Date, plus (ii) interest accrued on the Insured Payments not previously repaid calculated at the Late Payment Rate, from the date the Insured Payments were made.

     Capitalized terms used herein as defined terms and not otherwise defined herein shall have the meaning assigned to them in the Sale and Servicing Agreement, without regard to any amendment or modification thereof, unless the amendment or modification has been approved in writing by the [Class AF-5B] Insurer.

     The [Class AF-5B] Policy is not cancelable. The premium on the [Class AF-5B] Policy is not refundable for any reason including payment, or provision being made for payment, prior to maturity of the [Class AF-5B] Notes. [The Sale and Servicing Agreement does not provide for any substitution of the [Class AF-5B] Policy.

     The [Class AF-5B] Policy is issued under and shall be construed under, the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

     THE INSURANCE PROVIDED BY THE [CLASS AF-5B] POLICY IS NOT COVERED BY THE PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.]

[The [Class AF-5B] Insurer

     The following information has been supplied by [ ], the [Class AF-5B] Insurer, for inclusion in this prospectus supplement. No representation is made by the Sellers, the Master Servicer, the Indenture Trustee, the Underwriters or any of their affiliates as to the accuracy or completeness of the information.]

[Item 1114 Disclosure to be provided by Insurer]

Reports to Noteholders

     On each Distribution Date, the Indenture Trustee will forward by first class mail to each noteholder, the [Class AF-5B] Insurer, the Master Servicer and the Depositor a statement generally setting forth, among other information:

          (1) the amount of the related distribution to holders of the Offered Notes allocable to principal, separately identifying:

               (a) the aggregate amount of any Principal Prepayments included therein, and

               (b) the aggregate of all Scheduled Payments of principal included therein,

          (2) the amount of the distribution to holders of the Offered Notes allocable to interest,

          (3) the Interest Carry Forward Amounts for each class of Offered Notes (if any),

          (4) the Note Principal Balance of each class of Offered Notes after giving effect to (i) all distributions allocable to principal on the Distribution Date, (ii) the allocation of any Applied Realized Loss Amounts for the Distribution Date and (iii) the allocation of any Subsequent Recoveries for the Distribution Date,

          (5) the aggregate Stated Principal Balance of the Mortgage Loans in each Loan Group for the following Distribution Date,

          (6) the amount of the Servicing Fees paid to or retained by the Master Servicer for the related Due Period,

          (7) the Interest Rate for each class of Offered Notes for the Distribution Date,

          (8) the amount of Advances for each Loan Group included in the distribution on the Distribution Date,

          (9) the number and aggregate principal amounts of Mortgage Loans in each Loan Group:

               (a) delinquent (exclusive of related Mortgage Loans in foreclosure):

                    30 to 59 days,

                    60 to 89 days and

                    90 or more days, and

               (b) in foreclosure and delinquent:

                    30 to 59 days,

                    60 to 89 days and

                    90 or more days,

     in each case as of the close of business on the last day of the calendar month preceding the Distribution Date,

          (10) with respect to any Mortgage Loan in each Loan Group that became an REO Property during the preceding calendar month, the loan number and Stated Principal Balance for the Distribution Date of the Mortgage Loan and the date of acquisition thereof,

          (11) [whether a Fixed Rate Trigger Event, an Adjustable Rate Trigger Event or a Group [2] Sequential Trigger Event is in effect,]

          (12) the total number and Stated Principal Balance of any REO Properties in each Loan Group as of the close of business on the Determination Date preceding the Distribution Date,

          (13) [any Net Rate Carryover paid and all remaining Net Rate Carryover remaining on each class of Notes on the Distribution Date,]

          (14) the amounts, if any, due to the trust fund, and the amounts received, in respect of each Corridor Contract for the Distribution Date,

          (15) the amount of Realized Losses and Subsequent Recoveries applied to the [Class 2-AV-2] Notes, the [Fixed Rate Subordinate Notes] and the [Adjustable Rate Subordinate Notes] for the Distribution Date,

          (16) all payments made by the Master Servicer in respect of Compensating Interest for the Distribution Date, and

          (17) [all amounts paid to the [Class AF-5B] Insurer in respect of any premiums payable with respect to the [Class AF-5B] Policy and in respect of the [Class AF-5B] Reimbursement Amount for the Distribution Date].

     The monthly statement is prepared by the Indenture Trustee based on information provided by the Master Servicer. The Indenture Trustee is not responsible for recomputing, recalculating or verifying the information provided to it by the Master Servicer and will be permitted to conclusively rely on any information provided to it by the Master Servicer. The report to noteholders may include additional or other information of a similar nature to that specified above.

     The Indenture Trustee may, at its option, make the statements described above available to noteholders and the [Class AF-5B] Insurer on the Indenture Trustee's website (assistance in using the website service may be obtained by calling the Indenture Trustee's customer service desk at (800) 254-2826). In addition, within 60 days after the end of each calendar year, the Indenture Trustee will prepare and deliver to each noteholder of record during the previous calendar year a statement containing information necessary to enable noteholders to prepare their tax returns. The statements will not have been examined and reported upon by an independent public accountant.

Amendment

Sale and Servicing Agreement and Indenture

     The Sale and Servicing Agreement and the Indenture may be amended by the parties to those agreements [with the consent of the NIM Insurer] but without the consent of any of the noteholders, for any of the purposes set forth under "The Agreements -- Amendment" in the prospectus. In addition, the Sale and Servicing Agreement and the Indenture may be amended by the parties to those agreements and the holders of a majority in interest of each class of Notes affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of those agreements or of modifying in any manner the rights of the noteholders; provided, however, that no amendment may:

          (1) reduce in any manner the amount of, or delay the timing of, payments required to be distributed on any Note without the consent of the holder of the Note,

          (2) adversely affect in any material respect the interests of the holders of any class of Notes in a manner other than as set forth in clause (1) above, without the consent of the holders of Notes of the class evidencing, as to that class, Percentage Interests aggregating [66]%,

          (3) reduce the aforesaid percentage of aggregate outstanding principal amounts of Notes of each class, the holders of which are required to consent to an amendment, without the consent of the holders of all Notes of the class, or

          (4) [adversely affect in any material respects the rights or interests of the Class AF-5B Insurer without its consent, which consent shall not be unreasonably withheld.]

Trust Agreement

     The Trust Agreement may be amended by the Depositor, the Trust Administrator and the Owner Trustee, with the consent of the holder of the Owner Trust Certificate and with prior written notice to the Rating Agencies, but without the consent of any of the Noteholders or the Indenture Trustee,
(i) to cure any ambiguity, (ii) to conform the provisions of th Trust Agreement to the information contained in the prospectus or to correct or supplement any provision herein, (iii) to make any other provision with respect to matters or questions arising under the Trust Agreement or (iv) to add, delete, or amend any provision in order to comply with any requirements imposed by the Code, ERISA and their related regulations; provided, however, that such action will not, as evidenced by an opinion of counsel, adversely affect in any material respect the interests of any noteholder or certificateholder or adversely affect the tax status of the issuing entity. An amendment will not be deemed to adversely affect in any material respect the interests of any noteholder or certificateholder and no opinion referred to in the preceding proviso will be required to be delivered if the Person requesting the amendment obtains a letter from each Rating Agencies stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to each applicable class of Notes. The Trust Agreement may also be amended from time to time by the Depositor, the Trust Administrator and the Owner Trustee, with the prior written consent of the Rating Agencies, the holders of Notes evidencing more than 66?% of the Note Principal Balance of the Notes and the holder of the Owner Trust Certificate, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Trust Agreement or modifying in any manner the rights of the holder of the Owner Trust Certificate; provided, however, that no such amendment will, as evidenced by an Opinion of Counsel, adversely affect the tax status of the issuing entity; and provided, further, that no such amendment will (a) increase or reduce in any manner the amount of, or delay the timing of, collections of payments on the Collateral or payments that will be required to be made for the benefit of the Noteholders or the holder of the Owner Trust Certificate or (b) reduce the aforesaid percentage of the Note Principal Balance of the Notes required to consent to or to waive the requirement for any holder of the Owner Trust Certificate to consent to any such amendment, in either case of clause (a) or (b) without the consent of the holders of all the outstanding Notes and the holder of the Owner Trust Certificate.

Voting Rights

     As of any date of determination:

o holders of the [Class PF] and [Class PV] Notes will each be allocated 1% of all voting rights in respect of the Notes (collectively, the "Voting Rights") (for a total of 5% of the Voting Rights), and

o holders of the other classes of Notes will be allocated the remaining Voting Rights in proportion to their respective outstanding Note Principal Balances.

     Voting Rights will be allocated among the Notes of each class in accordance with their respective Percentage Interests. [However, on any date on which any [Class AF-5B] Notes are outstanding or any amounts are owed the [Class AF-5B] Insurer under the Sale and Servicing Agreement, the [Class AF-5B] Insurer will have all of the Voting Rights of the [Class AF-5B] Notes unless the [Class AF-5B] Insurer fails to make a required payment under the [Class AF-5B] Policy, a proceeding in bankruptcy shall have been instituted by the [Class AF-5B] Insurer, or a decree or order for relief shall have been issued in respect of a proceeding in bankruptcy against the [Class AF-5B] Insurer and shall remain unstayed for a period of 60 consecutive days.]

Optional Purchase of Defaulted Loans

     As to any Mortgage Loan that is delinquent in payment by [150] days or more, the Master Servicer may, at its option but subject to certain conditions specified in the Sale and Servicing Agreement, purchase the Mortgage Loan at a price equal to 100% of the Stated Principal Balance thereof plus accrued interest thereon at the applicable Net Mortgage Rate from the date through which interest was last paid by the related mortgagor or advanced to the first day of the month in which the amount is to be distributed to noteholders. The Master Servicer must exercise this right on or before the last day of the calendar month in which the related Mortgage Loan became [150] days delinquent.

[Master] Servicer Defaults

     [Master] Servicer Defaults will consist of:

          (1) any failure by the [Master] Servicer to deposit in the Collection Account or the Distribution Account the required amounts or remit to the Indenture Trustee any payment (including an Advance required to be made under the terms of the Sale and Servicing Agreement) which continues unremedied for five calendar days (or in the case of an Advance, one Business Day) after written notice of the failure shall have been given to the [Master] Servicer by the Indenture Trustee, the NIM Insurer or the Depositor, or to the Indenture Trustee, the NIM Insurer and the [Master] Servicer by the holders of Notes evidencing not less than 25% of the Voting Rights,

          (2) any failure by the [Master] Servicer to observe or perform in any material respect any other of its covenants or agreements, or any breach of a representation or warranty made by the [Master] Servicer, in the Sale and Servicing Agreement, which in each case continues unremedied for 60 days after the giving of written notice of the failure to the [Master] Servicer by the Indenture Trustee, the NIM Insurer or the Depositor, or to the Indenture Trustee by the holders of Notes evidencing not less than 25% of the Voting Rights,

          (3) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the [Master] Servicer and the decree or order shall have remained in force undischarged or unstayed for a period of 60 consecutive days,

          (4) the [Master] Servicer shall consent to the appointment of a receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the [Master] Servicer or all or substantially all of the property of the [Master] Servicer,

          (5) the [Master] Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations, or

          (6) the [Master] Servicer shall fail to reimburse, in full, the Indenture Trustee not later than 6:00 p.m., New York City time, on the Business Day following the related Distribution Date for any Advance made by the Indenture Trustee together with accrued and unpaid interest.]

Rights Upon [Master] Servicer Default

     [So long as a [Master] Servicer Default under the Sale and Servicing Agreement remains unremedied, subject to the rights of the NIM Insurer, the Indenture Trustee shall, but only upon the receipt of instructions from the NIM Insurer or from holders of Notes having not less than 25% of the Voting Rights (subject to the consent of the [Class AF-5B] Insurer, which consent shall not be unreasonably withheld) terminate all of the rights and obligations of the [Master] Servicer under the Sale and Servicing Agreement and in and to the Mortgage Loans, whereupon the Indenture Trustee will succeed to all of the responsibilities and duties of the [Master] Servicer under the Sale and Servicing Agreement, including the obligation to make Advances. We cannot assure you that termination of the rights and obligations of the [Master] Servicer under the Sale and Servicing Agreement would not adversely affect the servicing of the Mortgage Loans, including the delinquency experience of the Mortgage Loans.]

     [No noteholder, solely by virtue of the holder's status as a noteholder, will have any right under the Sale and Servicing Agreement to institute any proceeding with respect thereto, unless the holder previously has given to the Indenture Trustee written notice of the continuation of a [Master] Servicer Default and unless the holders of Notes having not less than 25% of the Voting Rights have made a written request to the Indenture Trustee to institute the proceeding in its own name as Indenture Trustee thereunder and have offered to the Indenture Trustee reasonable indemnity and the Indenture Trustee for 60 days has neglected or refused to institute the proceeding and in which case the rights of the noteholders shall be subject to the rights of the NIM Insurer.]

     [Within 60 days after the occurrence of any [Master] Servicer Default, the Indenture Trustee shall transmit by mail to all holders of the Notes notice of each [Master] Servicer Default known to the Indenture Trustee, except for any [Master] Servicer Default that has been cured or waived.]

Events of Default Under the Indenture

     An "Indenture Default" is any event of default under the Indenture, which generally consist of: (i) a default for one month or more in the payment of any Current Interest due on any class of Notes outstanding; (ii) a default in the payment of the entire principal of any Note when the same becomes due and payable under the Indenture or on the applicable maturity date; (iii) a default in the observance or performance of any covenant or agreement of the issuing entity made in the Indenture and the continuation of any such default for a period of 30 days after notice thereof is given to the Owner Trustee as provided in the Indenture; (iv) any representation or warranty made by the issuing entity in the Indenture or in any certificate delivered pursuant thereto or in connection therewith having been incorrect in a material respect when made, and such breach not having been cured within 30 days after notice thereof is given to the Owner Trustee as provided in the Indenture; or (v) certain events of bankruptcy, insolvency, receivership or liquidation of the issuing entity.

     If an Indenture Default occurs and is continuing, the Indenture Trustee or Holders of a majority by Note Principal Amount of the Priority Class or Priority Classes of Notes then outstanding may declare the principal of the Notes to be immediately due and payable. Such declaration may, under certain circumstances, be rescinded by the Holders of a majority by Note Principal Amount of such Priority Class or Priority Classes of Notes. The "Priority Class" is the class or classes of Notes then outstanding having the highest priority of payment of interest.

     If the Notes are declared immediately due and payable following an Indenture Default, the Indenture Trustee may, as directed, institute proceedings to collect amounts due or foreclose on collateral pledged to secure the Notes, exercise remedies as a secured party, sell the assets of the issuing entity pledged to secure the Notes, or elect to maintain possession of such assets and continue to apply collections on such assets as if there had been no declaration of acceleration. However, the Indenture Trustee is prohibited from selling the assets of the issuing entity following an Indenture Default, other than a default in the payment of any principal of or a default for one month or more in the payment of any interest on any class of Notes, unless (i) the holders of all outstanding Notes consent to such sale,
(ii) the proceeds of the sale are sufficient to pay in full the principal of and the accrued interest on such outstanding Notes at the date of such sale or
(iii) the Indenture Trustee determines, based on information provided by the Trust Administrator, that the proceeds of the property of the issuing entity would not be sufficient on an ongoing basis to make all payments on the Notes as such payments would have become due if such obligations had not been declared due and payable, and the Indenture Trustee obtains the consent of the holders of 66?% of the aggregate Note Principal Amount of the Notes. If the collateral securing the Notes is sold following an Indenture Default, proceeds of such sale, after deduction of the expenses of such sale, will be applied in the order of priority provided in "--Distributions" above.

     If an Indenture Default occurs and is continuing, the Indenture Trustee will be under no obligation to exercise any of the rights or powers under the Indenture at the request or direction of any of the holders of the Notes, if the Indenture Trustee reasonably believes it will not be adequately indemnified against the costs, expenses and liabilities that might be incurred by it in complying with such request. Subject to the provisions for indemnification and certain limitations contained in the Indenture, the holders of a majority in principal amount of the outstanding Notes will have the right to direct the time, method and place of conducting any proceeding or any remedy available to the Indenture Trustee, and the holders of a majority in principal amount of the Notes then outstanding may, in certain cases, waive any default with respect thereto, except a default in the payment of principal or interest or a default in respect of a covenant or provision of the Indenture that cannot be modified without the waiver or consent of all the holders of the outstanding Notes.

     Except as described above in the case of an Indenture Default, no noteholder will have the right to institute any proceeding with respect to the Indenture, unless (i) such holder previously has given to the Indenture Trustee written notice of a continuing Indenture Default, (ii) the holders of not less than 25% of the Note Principal Balance of the outstanding Notes have made written request to the Indenture Trustee to institute such proceeding in its own name as the Indenture Trustee, (iii) such holder or holders have offered the Indenture Trustee reasonable indemnity, (iv) the Indenture Trustee has, for 60 days after receipt of such notice, request and offer of indemnity, failed to institute such proceeding and (v) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Holders of a majority in principal amount of such outstanding Notes.

     None of the Indenture Trustee, the Master Servicer, the Trust Administrator nor the Owner Trustee in their respective individual capacities, nor the holder of the Owner Trust Certificate, nor any of their respective owners, beneficiaries, agents, officers, directors, employees, affiliates, successors or assigns will, except as expressly set forth in the transaction documents, be personally liable for the payment of the principal of or interest on the Notes or for the agreements of the issuing entity contained in the Indenture.

Optional Termination

     The [Master Servicer] will have the right to purchase all remaining Mortgage Loans and REO Properties in the issuing entity and thereby effect early retirement of all the Notes, on any Distribution Date on or after the first Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans and REO Properties in the issuing entity is less than or equal to [ ]% of the sum of the Initial Cut-off Date Pool Principal Balance and the original Pre-Funded Amount (the "Optional Termination Date"). [The Master Servicer is an affiliate of the Sellers and the Depositor.]

     [In the event the option is exercised by [the Master Servicer], the purchase will be made at a price equal to the sum of:

          (1) 100% of the Stated Principal Balance of each Mortgage Loan in the issuing entity (other than in respect of REO Property) plus accrued interest thereon at the applicable Net Mortgage Rate, and

          (2) the appraised value of any REO Property (up to the Stated Principal Balance of the related Mortgage Loan) in the issuing entity;

provided, however, that (i) unless the NIM Insurer otherwise consents, the purchase price will in no event be less than an amount that would result in a final distribution on any NIM Insurer guaranteed notes that is sufficient (x) to pay the notes in full and (y) to pay any amounts due and payable to the NIM Insurer pursuant to the indenture related to the notes and (ii) unless the [Class AF-5B] Insurer otherwise consents, the purchase price will in no event be less than an amount that would result in a final distribution to the [Class AF-5B] Notes and the [Class AF-5B] Insurer, respectively, that is sufficient
(x) to pay the [Class AF-5B] Notes in full and (y) to pay any amounts due and payable to the [Class AF-5B] Insurer pursuant to the Sale and Servicing Agreement.]

     [The NIM Insurer may also have the right to purchase all remaining Mortgage Loans and REO Properties in the issuing entity at the price set forth above (plus any unreimbursed Servicing Advances, and the principal portion of any unreimbursed Advances, made on the Mortgage Loans prior to the exercise of the option), subject to the same restrictions. The identity of any NIM Insurer is not known as of the date of this prospectus supplement. It is possible that the NIM Insurer will be an affiliate of the [Class AF-5B] Insurer or one of the Underwriters.]

     Notice of any termination, specifying the Distribution Date on which related noteholders may surrender their Notes for payment of the final distribution and cancellation, will be given promptly by the Indenture Trustee by letter to related noteholders mailed not earlier than the 10th day and no later than the 15th day of the month immediately preceding the month of the final distribution. The notice will specify (a) the Distribution Date upon which final distribution on related Notes will be made upon presentation and surrender of the Notes at the office therein designated, (b) the amount of the final distribution, (c) the location of the office or agency at which the presentation and surrender must be made, and (d) that the Record Date otherwise applicable to the Distribution Date is not applicable, distributions being made only upon presentation and surrender of the Notes at the office therein specified.

     In the event a notice of termination is given, the Master Servicer will cause all funds in the Collection Account to be remitted to the Indenture Trustee for deposit in the Distribution Account on the Business Day prior to the applicable Distribution Date in an amount equal to the final distribution in respect of the Notes. At or prior to the time of making the final payment on the Notes, the Master Servicer as agent of the Indenture Trustee will sell all of the assets of the issuing entity to [the Master Servicer or the NIM Insurer, as applicable,] for cash. Proceeds from a purchase will be distributed to the noteholders and the [Class AF-5B] Insurer in the priority described above under "-- Distributions" and "-- Overcollateralization Provisions" and will reflect the current Note Principal Balance and other entitlements of each class at the time of liquidation. As a result, if any Applied Realized Loss Amounts have been allocated to any class or classes of Notes, any Unpaid Realized Loss Amounts would be paid in the order and priority set forth above under "-- Overcollateralization Provisions."

     The proceeds from any sale in connection the exercise of the option may not be sufficient to distribute the full amount to which each class of Notes is entitled if the purchase price is based in part on the appraised value of any REO Property and that appraised value is less than the Stated Principal Balance of the related Mortgage Loan. Any purchase of the Mortgage Loans and REO Properties will result in a redemption of the Notes. At the time of the making of the final payment on the Notes, the Indenture Trustee shall distribute or credit, or cause to be distributed or credited, to the holder of the Owner Trust Certificate all cash on hand related to the Owner Trust Certificate, and the issuing entity will terminate at that time. Once the issuing entity has been terminated, noteholders will not be entitled to receive any amounts that are recovered subsequent to the termination.

Certain Matters related to the Master Servicer, the Depositor, the Sellers and [the NIM Insurer]

     The prospectus describes the indemnification to which the Master Servicer and the Depositor (and their respective directors, officers, employees and agents) are entitled and also describes the limitations on any liability of the Master Servicer and the Depositor (and their respective directors, officers, employees and agents) to the issuing entity. See "The Agreements -- Certain Matters Regarding the Master Servicer and the Depositor" in the prospectus. The Sale and Servicing Agreement provides that these same provisions regarding indemnification and exculpation apply to each Seller [and any NIM Insurer].

The Indenture Trustee

     [ ] will be the Indenture Trustee under the Indenture. [[ ] has been, and currently is, serving as indenture trustee and trustee for numerous securitization transactions and programs involving pools of residential mortgages.] [[ ] is one of the largest corporate trust providers of trust services on securitization transactions.] The Depositor and [Countrywide Home Loans] may maintain other banking relationships in the ordinary course of business with the Indenture Trustee. The Offered Notes may be surrendered at the Corporate Trust Office of the Indenture Trustee located at [ ] or another addresses as the Indenture Trustee may designate from time to time.

     The Indenture Trustee will be liable for its own grossly negligent action, its own gross negligent failure to act or its own misconduct, its grossly negligent failure to perform its obligations in compliance with the Indenture or the Sale and Servicing Agreement, or any liability that would be imposed by reason of its willful misfeasance or bad faith. However, the Indenture Trustee will not be liable, individually or as Indenture Trustee,

o for an error of judgment made in good faith by a responsible officer of the Indenture Trustee, unless the Indenture Trustee was grossly negligent or acted in bad faith or with willful misfeasance,

o with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the holders of each Class of Notes evidencing not less than 25% of the Voting Rights of the Class relating to the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or exercising any trust or power conferred upon the Indenture Trustee under the Indenture or the Sale and Servicing Agreement,

o for any action taken or suffered or omitted by it under the Indenture or the Sale and Servicing Agreement in good faith and in accordance with an opinion of counsel, or

o for any loss on any investment of funds pursuant to the Indenture or the Sale and Servicing Agreement (other than as issuer of the investment security).

     The Indenture Trustee is also entitled to rely without further investigation upon any resolution, officer's note, note of auditors or any other note, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.

     The Indenture provides that the Indenture Trustee and any successor Indenture Trustee will, at all times, be a corporation or association organized and doing business under the laws of a state or the United States of America, authorized under the laws of the United States of America to exercise corporate trust powers, having a combined capital and surplus of at least $[50,000,000], subject to supervision or examination by federal or state authority and with a credit rating that would not cause any of the Rating Agencies to reduce their respective ratings of any Class of Notes (without regard to the [Class AF-5B] Policy, in the case of the [Class AF-5B] Notes) below the ratings issued on the Closing Date (or having provided security from time to time as is sufficient to avoid the reduction). If the Indenture Trustee no longer meets the foregoing requirements, the Indenture Trustee has agreed to resign immediately.

     The Indenture Trustee may at any time resign by giving written notice of resignation to the Depositor, the Master Servicer, each Rating Agency and the noteholders, not less than 60 days before the specified resignation date. The resignation shall not be effective until a successor Indenture Trustee has been appointed. If a successor Indenture Trustee has not been appointed within 30 days after the Indenture Trustee gives notice of resignation, the resigning Indenture Trustee may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

     The Depositor, [the NIM Insurer] or the Master Servicer may remove the Indenture Trustee and appoint a successor Indenture Trustee [reasonably acceptable to the NIM Insurer] if:

o the Indenture Trustee ceases to meet the eligibility requirements described above and fails to resign after written request to do so is delivered to the Indenture Trustee by [the NIM Insurer or] the Depositor,

o the Indenture Trustee becomes incapable of acting, or is adjudged as bankrupt or insolvent, or a receiver of the Indenture Trustee or of its property is appointed, or any public officer takes charge or control of the Indenture Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or

o (iii)(A) a tax is imposed with respect to the issuing entity by any state in which the Indenture Trustee or the issuing entity is located, (B) the imposition of the tax would be avoided by the appointment of a different Indenture Trustee and (C) the Indenture Trustee fails to indemnify the issuing entity against the tax.

     In addition, the holders of Notes evidencing at least 51% of the Voting Rights of each Class of Notes may at any time remove the Indenture Trustee and appoint a successor Indenture Trustee. Notice of any removal of the Indenture Trustee shall be given to each Rating Agency by the successor Indenture Trustee.

     Any resignation or removal of the Indenture Trustee and appointment of a successor Indenture Trustee pursuant to any of the provisions described above will become effective upon acceptance of appointment by the successor Indenture Trustee.

     A successor Indenture Trustee will not be appointed unless the successor Indenture Trustee meets the eligibility requirements described above, [is reasonably acceptable to the NIM Insurer] and its appointment does not adversely affect the then-current ratings of the Notes (without regard to the [Class AF-5B] Policy, in the case of the [Class AF-5B] Notes).

Ownership of the Owner Trust Certificate

     On the Closing Date, the Owner Trust Certificate will be acquired by [CW Securities Holdings, Inc., an affiliate of the Depositor, the Sellers and the Master Servicer]. [CW Securities Holdings, Inc.] may retain the Owner Trust Certificate or transfer it in other transactions.

Restrictions on Investment, Suitability Requirements

     An investment in the Notes may not be appropriate for all investors due to tax, ERISA or other legal requirements. Investors should review the disclosure included in this prospectus supplement and the prospectus under "Material Federal Income Tax Consequences," "ERISA Considerations" and "Legal Matters" prior to any acquisition and are encouraged to consult with their advisors prior to purchasing the Notes.

[Rights of the NIM Insurer Under the Sale and Servicing Agreement and the Indenture

     After the Closing Date, a separate trust or trusts (or other form of entity) may be established to issue net interest margin securities secured by all or a portion of the [Class PF] and [Class PV] Notes and the Owner Trust Certificate. Those net interest margin securities may or may not have the benefit of a financial guaranty insurance policy. The insurer or insurers (the "NIM Insurer") that would issue a policy will be a third party beneficiary of the Sale and Servicing Agreement and the Indenture and will have a number of rights under the Sale and Servicing Agreement and the Indenture, which will include the following:

o the right to consent to the Master Servicer's exercise of its discretion to waive assumption fees, late payment or other charges in connection with a Mortgage Loan or to arrange for the extension of due dates for payments due on a mortgage note for no more than 270 days, if the waivers or extensions relate to more than 5% of the Mortgage Loans;

o the right to direct the Indenture Trustee to terminate all of the rights and obligations of the Master Servicer under the Sale and Servicing Agreement relating to the issuing entity and the assets of the issuing entity following the occurrence of a Master Servicer Default under the Sale and Servicing Agreement;

o the right to approve or reject the appointment of any successor servicer other than the Indenture Trustee, if the Master Servicer is required to be replaced and the Indenture Trustee is unwilling or unable to act as successor servicer;

o    the right to consent to any amendment to the Sale and Servicing
     Agreement; and

o each of the rights under "Risk Factors--Rights of the NIM Insurer" in this prospectus supplement.

     You should note the rights that the NIM Insurer would have and carefully evaluate its potential impact on your investment. ]

                YIELD, PREPAYMENT AND MATURITY CONSIDERATIONS

General

     The weighted average life of, and the yield to maturity on, each class of Offered Notes generally will be directly related to the rate of payment of principal (including prepayments) of the Mortgage Loans in the related Loan Group or Loan Groups. The actual rate of principal prepayments on the mortgage loans is influenced by a variety of economic, tax, geographic, demographic, social, legal and other factors and has fluctuated considerably in recent years. In addition, the rate of principal prepayments may differ among pools of mortgage loans at any time because of specific factors relating to the mortgage loans in the particular pool, including, among other things, the age of the mortgage loans, the geographic locations of the properties securing the loans, the extent of the mortgagor's equity in the properties, and changes in the mortgagors' housing needs, job transfers and employment status. Furthermore, as described under "The Mortgage Pool -- Assignment of the Mortgage Loans" with respect to up to 50% of the Initial Mortgage Loans in each loan group and 90% of the Subsequent Mortgage Loans in each loan group (the "Delay Delivery Mortgage Loans"), the Depositor may deliver the related Mortgage Files after the Closing Date. Should a Seller fail to deliver to the Depositor or other designee of the Depositor all or a portion of the Mortgage Files relating to Mortgage Loans sold by it, or, at the Depositor's direction, to the Indenture Trustee within the time periods described under "The Mortgage Pool -- Assignment of the Mortgage Loans" [Countrywide Home Loans] will be required to use its best efforts to deliver a Substitute Mortgage Loan for the related Delay Delivery Mortgage Loan or repurchase the related Delay Delivery Mortgage Loan. Any repurchases pursuant to this provision would also have the effect of accelerating the rate of prepayments on the Mortgage Loans. In addition, no less than approximately [ ]%, [ ]% and [ ]% of the Mortgage Loans in the Statistical Calculation Pool in respect of Loan Group [1], Loan Group [2] and Loan Group [3], respectively, in each case by principal balance of the Mortgage Loans in the Statistical Calculation Pool in respect of the related Loan Group, require the payment of a prepayment charge in connection with certain prepayments, generally [no later than the first five years in the case of the Mortgage Loans in Loan Group [1] or two or three years in the case of the Mortgage Loans in Loan Group [2] and Loan Group [3]], in each case following origination of the related Mortgage Loan. [These charges, if enforced by the Master Servicer, may affect the rate of prepayments on the Mortgage Loans.]

     [In addition, no less than approximately [ ]%, [ ]% and [ ]% of the Mortgage Loans in the Statistical Calculation Pool in respect of Loan Group [1], Loan Group [2] and Loan Group [3], respectively, in each case by principal balance of the Mortgage Loans in the Statistical Calculation Pool in respect of the related Loan Group provide for only payments of interest and do not provide for any payments of principal for an extended period following their origination. These Mortgage Loans may involve a greater degree of risk because, if the related mortgagor defaults, the outstanding principal balance of the Mortgage Loans will be higher than for amortizing Mortgage Loans. During their interest only periods, these Mortgage Loans may be less likely to prepay as the interest only feature may reduce the perceived benefits of refinancing due to the smaller monthly payment. However, as an interest only mortgage loan approaches the end of its interest only period, it may be more likely to be prepaid, even if market interest rates at the time are only slightly higher or lower than the interest rate on the interest only mortgage loans as the related borrowers seek to avoid increases in their respective monthly mortgage payment.]

     The timing of changes in the rate of prepayments may significantly affect the actual yield to investors who purchase the Offered Notes at prices other than par, even if the average rate of principal prepayments is consistent with the expectations of investors. In general, the earlier the payment of principal of the Mortgage Loans the greater the effect on an investor's yield to maturity. As a result, the effect on an investor's yield of principal prepayments occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of the Offered Notes may not be offset by a subsequent like reduction (or increase) in the rate of principal prepayments. Investors must make their own decisions as to the appropriate prepayment assumptions to be used in deciding whether to purchase any of the Offered Notes. The Depositor does not make any representations or warranties as to the rate of prepayment or the factors to be considered in connection with these determinations.

     [The [Class AF-6] Notes will not be entitled to distributions of principal until the Distribution Date in [ ] 200[ ] (except as otherwise described in this prospectus supplement). Thereafter, the relative entitlement of the [Class AF-6] Notes to payments in respect of principal is subject to increase in accordance with the calculation of the NAS Principal Distribution Amount. See "Description of the Notes -- Distributions" in this prospectus supplement.]

Prepayments and Yields for the Offered Notes

     The extent to which the yield to maturity of the Offered Notes may vary from the anticipated yield will depend upon the degree to which it is purchased at a discount or premium and, correspondingly, the degree to which the timing of payments thereon is sensitive to prepayments, liquidations and purchases of the Mortgage Loans in the related Loan Group or Loan Groups. In particular, in the case of an Offered Note purchased at a discount, an investor should consider the risk that a slower than anticipated rate of principal payments, liquidations and purchases of the applicable Mortgage Loans could result in an actual yield to the investor that is lower than the anticipated yield and, in the case of an Offered Note purchased at a premium, the risk that a faster than anticipated rate of principal payments, liquidations and purchases of the Mortgage Loans could result in an actual yield to the investor that is lower than the anticipated yield.

     [In general with respect to fixed rate mortgage loans, if prevailing interest rates fall significantly below the interest rates on fixed rate mortgage loans, these mortgage loans are likely to be subject to higher prepayment rates than if prevailing rates remain at or above the interest rates on these mortgage loans. Conversely, if prevailing interest rates rise appreciably above the interest rates on fixed rate mortgage loans, the fixed rate mortgage loans are likely to experience a lower prepayment rate than if prevailing rates remain at or below the interest rates on these mortgage loans. In the event that Mortgage Loans in Loan Group [1] with higher Mortgage Rates prepay at rates higher than other Mortgage Loans in Loan Group [1], the applicable Net Rate Cap may be lower than otherwise would be the case. As a result, the interest payable on the related Offered Notes on a Distribution Date could be reduced because of the imposition of the applicable Net Rate Cap. We cannot give any assurance as to the level of prepayment that the Mortgage Loans in Loan Group [1] will experience.]

     [As is the case with fixed rate mortgage loans, adjustable rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment. For example, if prevailing interest rates fall significantly, adjustable rate mortgage loans could be subject to higher prepayment rates than if prevailing interest rates remain constant because the availability of fixed rate mortgage loans at lower interest rates may encourage mortgagors to refinance their adjustable rate mortgage loans to a lower fixed interest rate. Prepayments on the Hybrid Mortgage Loans may differ as they approach their respective initial Adjustment Dates and prepayments on Mortgage Loans with interest-only terms may differ as they approach the ends of their interest-only periods. We can give no assurance as to the level of prepayment that the Adjustable Rate Mortgage Loans will experience.]

     [Although the Mortgage Rates on the Adjustable Rate Mortgage Loans are subject to adjustment, the Mortgage Rates adjust less frequently than the Interest Rates on the [Class AV] Notes and the [Adjustable Rate Subordinate Notes] and adjust by reference to the Mortgage Index. Changes in [One-Month LIBOR] may not correlate with changes in the Mortgage Index and also may not correlate with prevailing interest rates. It is possible that an increased level of [One-Month LIBOR] could occur simultaneously with a lower level of prevailing interest rates which would be expected to result in faster prepayments, thereby reducing the weighted average lives of the related Notes. The Mortgage Rate applicable to all or substantially all of the Adjustable Rate Mortgage Loans and any Adjustment Date will be based on the Mortgage Index value most recently announced generally as of a date [45 days prior to the Adjustment Date]. Thus, if the Mortgage Index value with respect to an Adjustable Rate Mortgage Loan rises, the lag in time before the corresponding Mortgage Rate increases will, all other things being equal, slow the upward adjustment of the applicable Net Rate Cap. In addition, it is expected that a substantial portion of the Adjustable Rate Mortgage Loans will have Mortgage Rates which will not adjust for a substantial period of time after origination. See "The Mortgage Pool" in this prospectus supplement.]

     [The portion of any proceeds of the Corridor Contracts that will be payable to the issuing entity under the Corridor Contract Administration Agreement are intended to provide the [Class AF-1A], [Class 2-AV], [Class 3-AV] and the [Adjustable Rate Subordinate Notes] some protection against any Net Rate Carryover. However, payments that will be allocated to the issuing entity in respect of each Corridor Contract will be allocated based on the lesser of their respective Corridor Contract Notional Balances and the aggregate Note Principal Balance of the related class(es) of Notes, and not on the actual Stated Principal Balances of the Mortgage Loans. Therefore, the Corridor Contracts may not provide sufficient funds to cover any Net Rate Carryover. In addition, payments under the Corridor Contracts are limited to a corridor of specified rates, which is substantially higher than the rate of [One-Month LIBOR] as of the date of this prospectus supplement and are only available to the Notes to the extent described under "Description of the Notes -- The Corridor Contracts" above.]

     [Although amounts allocated to the issuing entity in respect of the Corridor Contracts will be available to pay Net Rate Carryover on the related Notes to the extent described under "Description of the Notes -- Distributions -- Distributions of Funds from the Corridor Contracts" above, on or prior to their respective Corridor Contract Termination Dates, we cannot assure you that funds will be available or sufficient to pay these amounts. The ratings assigned to the Offered Notes do not address the likelihood of the payment of Net Rate Carryover.]

     The effective yield to the holders of the [Fixed Rate Notes] will be lower than the yield otherwise produced by the applicable rate at which interest is passed through to these holders and the purchase price of the Notes because monthly distributions will not be payable to the holders until the [ th] day (or, if the [ th] day is not a Business Day, the following Business Day) of the month following the month in which interest accrues on the related Mortgage Loans (without any additional distribution of interest or earnings thereon in respect of the delay).

Maturity Date

     The "Maturity Date" for the Notes has been determined to be the Distribution Date in [ ] 20[ ] which is the Distribution Date occurring [ ] months following the final payment on the Mortgage Loans assuming that, among other things,

o    no prepayments are received on the Mortgage Loans and

o scheduled monthly payments of principal of and interest on each of the Mortgage Loans are timely received.

     The actual final Distribution Date with respect to each class of these Notes could occur significantly earlier than the Maturity Date because:

o prepayments are likely to occur which will be applied to the payment of the Note Principal Balances thereof, and

o the [Master Servicer] may purchase all the Mortgage Loans in the issuing entity when the aggregate Stated Principal Balance of the Mortgage Loans and REO Properties in the issuing entity is less than or equal to [ ]% of the sum of [the Initial Cut-off Date Pool Principal Balance and the original Pre-Funded Amount].

Prepayment Model

     Prepayments on mortgage loans are commonly measured relative to a prepayment model or standard. The prepayment models used in this prospectus supplement ("Prepayment Models") are based on an assumed rate of prepayment each month of the then unpaid principal balance of a pool of mortgage loans similar to the Mortgage Loans in each Loan Group. [For the Fixed Rate Mortgage Loans, the Prepayment Model used in this prospectus supplement (the "Fixed Rate Prepayment Vector" or "FRPV") is a prepayment assumption which represents an assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of mortgage loans for the life of the mortgage loans. For example, a 100% FRPV assumes a constant prepayment rate ("CPR") of 2.0% per annum of the then outstanding principal balance of the Fixed Rate Mortgage Loans in the first month of the life of the Mortgage Loans and an additional 2.0% per annum (i.e., 1/10 of the final per annum rate) in each month thereafter up to and including the tenth month. Beginning in the eleventh month and in each month thereafter during the life of the Fixed Rate Mortgage Loans, a 100% FRPV assumes a CPR of 20% per annum.]

     [For the Adjustable Rate Mortgage Loans, the Prepayment Model used in this prospectus supplement ("Adjustable Rate Prepayment Vector" or "ARPV") represents an assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of mortgage loans for the life of the mortgage loans. For the Adjustable Rate Mortgage Loans with original months to reset terms less than or equal to 30 months as of the Initial Cut-off Date, 100% ARPV assumes 6% CPR in month 1, an additional 1/11th of 26% CPR for each month thereafter, increasing to 32% CPR in month 12 and remaining constant at 32% CPR until month 24, increasing to and remaining constant at 60% CPR from month 25 until month 28 decreasing 1/12th of 28% CPR for each month thereafter, decreasing to 32% CPR in month 40 and remaining constant at 32% CPR from month 41 and thereafter; provided, however, the prepayment rate will not exceed 85% CPR in any period for any given percentage of ARPV. For the Adjustable Rate Mortgage Loans with original months to reset terms greater than 30 months as of the Initial Cut-off Date, 100% ARPV assumes 6% CPR in month 1, an additional 1/11th of 26% CPR for each month thereafter, increasing to 32% CPR in month 12 and remaining constant at 32% CPR until month 36, increasing to and remaining constant at 60% CPR from month 37 until month 40, decreasing 1/12th of 28% CPR for each month thereafter, decreasing to 32% CPR in month 52 and remaining constant at 32% CPR from month 53 and thereafter; provided, however, the prepayment rate will not exceed 85% CPR in any period for any given percentage of ARPV. As used in the tables, 100% of the Prepayment Model means 100% FRPV and 100% ARPV, as applicable.]

     We cannot assure you, however, that prepayments on the Mortgage Loans will conform to any level of the Prepayment Model, and no representation is made that the Mortgage Loans will prepay at the prepayment rates shown or any other prepayment rate. The rate of principal payments on mortgage loans is influenced by a variety of economic, geographic, social and other factors, including the level of interest rates. Other factors affecting prepayment of mortgage loans include changes in obligors' housing needs, job transfers and unemployment. In the case of mortgage loans in general, if prevailing interest rates fall significantly below the interest rates on the mortgage loans, the mortgage loans are likely to be subject to higher prepayment rates than if prevailing interest rates remain at or above the rates borne by the mortgage loans. Conversely, if prevailing interest rates rise above the interest on the mortgage loans, the rate of prepayment would be expected to decrease.

Decrement Tables; Weighted Average Lives

     The tables below set forth the percentages of the initial Note Principal Balance of each class of Offered Notes outstanding at the respective percentages of the Prepayment Model that will be outstanding as of the twelfth Distribution Date and every twelfth Distribution Date thereafter. Those percentages have been rounded to the nearest whole percentages, [and an asterisk (*) indicates a percentage less than 0.5% and greater than 0%]. In addition, the tables below set forth the weighted average lives of each class of Offered Notes to maturity and to optional termination at the respective percentages of the Prepayment Model. Each weighted average life of any Note presented below is determined by (a) multiplying the amount of each principal payment by the number of years from the date of issuance to the related Distribution Date, (b) adding the results, and (c) dividing the sum by the initial respective Note Principal Balance for the class of Notes.

     The following tables have been prepared on the basis of the following assumptions (collectively, the "Modeling Assumptions"):

          (1) the Mortgage Loans prepay at the indicated percentage of the related Prepayment Model,

          (2) distributions on the Notes are received, in cash, on the [ th] day of each month, commencing in [ ] 200[ ], in accordance with the payment priorities defined in this prospectus supplement,

          (3) no defaults or delinquencies in, or modifications, waivers or amendments respecting, the payment by the mortgagors of principal and interest on the Mortgage Loans occur,

          (4) Scheduled Payments are assumed to be received on the first day of each month commencing in [ ] 200[ ], and prepayments represent payment in full of individual Mortgage Loans and are assumed to be received on the last day of each month, commencing in [ ] 200[ ], and include 30 days' interest thereon,

          (5) [the level of the Mortgage Index remains constant at [ ]% per annum, and the level of [One-Month LIBOR] remains constant at [ ]% per annum,]

          (6) the Interest Margins or fixed rates for the Offered Notes remain constant at the rates applicable on or prior to the Optional Termination Date and the Interest Margins or fixed rates for the Offered Notes are adjusted accordingly on any Distribution Date after the Optional Termination Date,

          (7) the Notes are issued on [ ] 200[ ],

          (8) [the Mortgage Rate for each Adjustable Rate Mortgage Loan is adjusted on its next Adjustment Date (and on subsequent Adjustment Dates, if necessary) to equal the sum of

               (a) the assumed level of the Mortgage Index, and

               (b) the respective Gross Margin (which sum is subject to the applicable periodic adjustment caps and floors and the applicable lifetime adjustment caps and floors),]

          (9) except as indicated with respect to the weighted average lives to maturity, the optional termination is exercised on the Optional Termination Date,

          (10) the scheduled monthly payment for each Mortgage Loan, [except for the interest-only Mortgage Loans during their respective interest-only periods,] is calculated based on its principal balance, mortgage rate and remaining amortization term to maturity so that each Mortgage Loan will amortize in amounts sufficient to repay the remaining principal balance of the Mortgage Loan by its remaining term to maturity (except in the case of balloon loans), as indicated in the table below,

          (11) [any Mortgage Loan with a remaining interest-only term greater than zero does not amortize during the remaining interest-only term, and at the end of the remaining interest-only term, will amortize in amounts sufficient to repay the current balance of any Mortgage Loan over the remaining term to maturity calculated at the expiration of the remaining interest-only term based on the applicable amortization method,] (12) [scheduled monthly payments on each Adjustable Rate Mortgage Loan will be adjusted in the month immediately following each related interest adjustment date (as necessary) for the Mortgage Loan to equal the fully amortizing payment described above,]

          (13) [the scheduled amortization for all Mortgage Loans is based upon their respective gross interest rates and the interest rate on each Fixed Rate Credit Comeback Loan will be deemed to be reduced by [ ]% on the Due Date following the end of each of the first four annual periods after the origination date, irrespective of whether the borrower qualifies for the reduction by having a good payment history],

          (14) all of the Pre-Funded Amount, if any, is used to purchase Subsequent Mortgage Loans for inclusion on the Closing Date, and

          (15) each Loan Group consists of Mortgage Loans having the approximate characteristics described below:

                                              Loan Group [1] Mortgage Loans

                                                           Remaining      Original
               Adjusted         Gross        Remaining      Term to    Interest-Only               Credit
Principal    Net Mortgage     Mortgage     Amortization     Maturity        Term         Age      Comeback   Amortization
Balance($)   Rate (%) (1)   Rate (%) (2)   Term (months)    (months)      (months)     (months)    Feature      Method
----------   ------------   ------------   -------------   ---------   -------------   --------   --------   ------------


----------

(1) [In the above table, the Adjusted Net Mortgage Rate percentages that include Fixed Rate Credit Comeback Loans have been calculated without subtracting any Credit Comeback Excess Amounts. However, for purposes of actual payments to be made on the Notes, including the calculation of each applicable Net Rate Cap as well as other Mortgage Rate calculations, the Gross Mortgage Rate for each Fixed Rate Credit Comeback Loan will be deemed to be reduced by [ ]% on the Due Date following the end of each of the first four annual periods after the origination date, irrespective of whether the borrower qualifies for the reduction by having a good payment history.]

(2) [In the above table, the Gross Mortgage Rate percentages that include Fixed Rate Credit Comeback Loans have been calculated without subtracting any Credit Comeback Excess Amounts. However, for purposes of actual payments to be made on the Notes, including the calculation of each applicable Net Rate Cap as well as other Mortgage Rate calculations, the Gross Mortgage Rate for each Fixed Rate Credit Comeback Loan will be deemed to be reduced by [ ]% on the Due Date following the end of each of the first four annual periods after the origination date, irrespective of whether the borrower qualifies for the reduction by having a good payment history.]

                         Loan Group [2] Mortgage Loans

                                                        Original
           Adjusted              Remaining   Remaining  Interest-
Principal     Net     Gross    Amortization   Term to      Only
 Balance   Mortgage  Mortgage      Term       Maturity     Term      Age
   ($)     Rate (%)  Rate (%)    (months)     (months)   (months)  (months)
---------  --------  --------  ------------  ---------  ---------  --------

Initial   Subsequent
Periodic   Periodic   Gross   Life  Life   Months to     Reset
   Cap        Cap     Margin  Cap   Floor  Next Rate   Frequency
   (%)        (%)      (%)    (%)    (%)   Adjustment   (months)
--------  ----------  ------  ----  -----  ----------  ---------

                         Loan Group [3] Mortgage Loans

                                                        Original
           Adjusted              Remaining   Remaining  Interest-
Principal     Net     Gross    Amortization   Term to      Only
 Balance   Mortgage  Mortgage      Term       Maturity     Term      Age
   ($)     Rate (%)  Rate (%)    (months)     (months)   (months)  (months)
---------  --------  --------  ------------  ---------  ---------  --------

Initial   Subsequent
Periodic   Periodic   Gross   Life  Life   Months to     Reset
   Cap        Cap     Margin  Cap   Floor  Next Rate   Frequency
   (%)        (%)      (%)    (%)    (%)   Adjustment   (months)
--------  ----------  ------  ----  -----  ----------  ---------

    Percentages of the Initial Note Principal Balances of the Offered Notes at the Respective Percentages of the Prepayment Model


                                   [Class AF-1A] and [Class AF-1B]                          [Class AF-2]
                              ----------------------------------------       ----------------------------------------
Distribution Date             [   ]%   [   ]%  [   ]%   [   ]%   [   ]%      [   ]%   [   ]%   [   ]%  [   ]%   [   ]%
-----------------             -----    -----   -----    -----    -----       -----    -----    -----   -----    -----
Initial Percentage..........    100%     100%    100%     100%     100%        100%     100%     100%    100%     100%
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....

Weighted Average Life to
Optional Termination (in
years)......................
Weighted Average Life to
Maturity (in years).........


                                             [Class AF-3]                                   [Class AF-4]
                              ----------------------------------------       ----------------------------------------
Distribution Date             [   ]%   [   ]%  [   ]%   [   ]%   [   ]%      [   ]%   [   ]%   [   ]%  [   ]%   [   ]%
-----------------             -----    -----   -----    -----    -----       -----    -----    -----   -----    -----
Initial Percentage..........    100%     100%    100%     100%     100%        100%     100%     100%    100%     100%
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....

Weighted Average Life to
Optional Termination (in
years)......................
Weighted Average Life to
Maturity (in years).........

                                   [Class AF-5A] and [Class AF-5B]                          [Class AF-6]
                              ----------------------------------------       ----------------------------------------
Distribution Date             [   ]%   [   ]%  [   ]%   [   ]%   [   ]%      [   ]%   [   ]%   [   ]%  [   ]%   [   ]%
-----------------             -----    -----   -----    -----    -----       -----    -----    -----   -----    -----
Initial Percentage..........    100%     100%    100%     100%     100%        100%     100%     100%    100%     100%
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....

Weighted Average Life to
Optional Termination (in
years)......................
Weighted Average Life to
Maturity (in years).........


                                             [Class MF-1]                                   [Class MF-2]
                              ----------------------------------------       ----------------------------------------
Distribution Date             [   ]%   [   ]%  [   ]%   [   ]%   [   ]%      [   ]%   [   ]%   [   ]%  [   ]%   [   ]%
-----------------             -----    -----   -----    -----    -----       -----    -----    -----   -----    -----
Initial Percentage..........    100%     100%    100%     100%     100%        100%     100%     100%    100%     100%
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....

Weighted Average Life to
Optional Termination (in
years)......................
Weighted Average Life to
Maturity (in years).........


                                             [Class MF-3]                                   [Class MF-4]
                              ----------------------------------------       ----------------------------------------
Distribution Date             [   ]%   [   ]%  [   ]%   [   ]%   [   ]%      [   ]%   [   ]%   [   ]%  [   ]%   [   ]%
-----------------             -----    -----   -----    -----    -----       -----    -----    -----   -----    -----
Initial Percentage..........    100%     100%    100%     100%     100%        100%     100%     100%    100%     100%
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....

Weighted Average Life to
Optional Termination (in
years)......................
Weighted Average Life to
Maturity (in years).........

                                             [Class MF-5]                                   [Class MF-6]
                              ----------------------------------------       ----------------------------------------
Distribution Date             [   ]%   [   ]%  [   ]%   [   ]%   [   ]%      [   ]%   [   ]%   [   ]%  [   ]%   [   ]%
-----------------             -----    -----   -----    -----    -----       -----    -----    -----   -----    -----
Initial Percentage..........    100%     100%    100%     100%     100%        100%     100%     100%    100%     100%
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....

Weighted Average Life to
Optional Termination (in
years)......................
Weighted Average Life to
Maturity (in years).........


                                             [Class MF-7]                                   [Class MF-8]
                              ----------------------------------------       ----------------------------------------
Distribution Date             [   ]%   [   ]%  [   ]%   [   ]%   [   ]%      [   ]%   [   ]%   [   ]%  [   ]%   [   ]%
-----------------             -----    -----   -----    -----    -----       -----    -----    -----   -----    -----
Initial Percentage..........    100%     100%    100%     100%     100%        100%     100%     100%    100%     100%
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....

Weighted Average Life to
Optional Termination (in
years)......................
Weighted Average Life to
Maturity (in years).........


                                              [Class BF]                         [Class 2-AV-1] and [Class 2-AV-2]
                              ----------------------------------------       ----------------------------------------
Distribution Date             [   ]%   [   ]%  [   ]%   [   ]%   [   ]%      [   ]%   [   ]%   [   ]%  [   ]%   [   ]%
-----------------             -----    -----   -----    -----    -----       -----    -----    -----   -----    -----
Initial Percentage..........    100%     100%    100%     100%     100%        100%     100%     100%    100%     100%
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....

Weighted Average Life to
Optional Termination (in
years)......................
Weighted Average Life to
Maturity (in years).........

                                            [Class 3-AV-1]                                 [Class 3-AV-2]
                              ----------------------------------------       ----------------------------------------
Distribution Date             [   ]%   [   ]%  [   ]%   [   ]%   [   ]%      [   ]%   [   ]%   [   ]%  [   ]%   [   ]%
-----------------             -----    -----   -----    -----    -----       -----    -----    -----   -----    -----
Initial Percentage..........    100%     100%    100%     100%     100%        100%     100%     100%    100%     100%
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....

Weighted Average Life to
Optional Termination (in
years)......................
Weighted Average Life to
Maturity (in years).........


                                            [Class 3-AV-3]                                 [Class 3-AV-4]
                              ----------------------------------------       ----------------------------------------
Distribution Date             [   ]%   [   ]%  [   ]%   [   ]%   [   ]%      [   ]%   [   ]%   [   ]%  [   ]%   [   ]%
-----------------             -----    -----   -----    -----    -----       -----    -----    -----   -----    -----
Initial Percentage..........    100%     100%    100%     100%     100%        100%     100%     100%    100%     100%
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....

Weighted Average Life to
Optional Termination (in
years)......................
Weighted Average Life to
Maturity (in years).........


                                             [Class MV-1]                                   [Class MV-2]
                              ----------------------------------------       ----------------------------------------
Distribution Date             [   ]%   [   ]%  [   ]%   [   ]%   [   ]%      [   ]%   [   ]%   [   ]%  [   ]%   [   ]%
-----------------             -----    -----   -----    -----    -----       -----    -----    -----   -----    -----
Initial Percentage..........    100%     100%    100%     100%     100%        100%     100%     100%    100%     100%
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....

Weighted Average Life to
Optional Termination (in
years)......................
Weighted Average Life to
Maturity (in years).........

                                             [Class MV-3]                                   [Class MV-4]
                              ----------------------------------------       ----------------------------------------
Distribution Date             [   ]%   [   ]%  [   ]%   [   ]%   [   ]%      [   ]%   [   ]%   [   ]%  [   ]%   [   ]%
-----------------             -----    -----   -----    -----    -----       -----    -----    -----   -----    -----
Initial Percentage..........    100%     100%    100%     100%     100%        100%     100%     100%    100%     100%
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....

Weighted Average Life to
Optional Termination (in
years)......................
Weighted Average Life to
Maturity (in years).........


                                             [Class MV-5]                                   [Class MV-6]
                              ----------------------------------------       ----------------------------------------
Distribution Date             [   ]%   [   ]%  [   ]%   [   ]%   [   ]%      [   ]%   [   ]%   [   ]%  [   ]%   [   ]%
-----------------             -----    -----   -----    -----    -----       -----    -----    -----   -----    -----
Initial Percentage..........    100%     100%    100%     100%     100%        100%     100%     100%    100%     100%
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....

Weighted Average Life to
Optional Termination (in
years)......................
Weighted Average Life to
Maturity (in years).........


                                             [Class MV-7]                                   [Class MV-8]
                              ----------------------------------------       ----------------------------------------
Distribution Date             [   ]%   [   ]%  [   ]%   [   ]%   [   ]%      [   ]%   [   ]%   [   ]%  [   ]%   [   ]%
-----------------             -----    -----   -----    -----    -----       -----    -----    -----   -----    -----
Initial Percentage..........    100%     100%    100%     100%     100%        100%     100%     100%    100%     100%
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....

Weighted Average Life to
Optional Termination (in
years)......................
Weighted Average Life to
Maturity (in years).........

                                              [Class BV]
                              ----------------------------------------       ----------------------------------------
Distribution Date             [   ]%   [   ]%  [   ]%   [   ]%   [   ]%
-----------------             -----    -----   -----    -----    -----       -----    -----    -----   -----    -----
Initial Percentage..........    100%     100%    100%     100%     100%
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....
[      ] [    ], 20[   ]....

Weighted Average Life to
Optional Termination (in
years)......................
Weighted Average Life to
Maturity (in years).........


        [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

                               LEGAL PROCEEDINGS

     There are no legal proceedings against [Countrywide Home Loans], the Depositor, the Indenture Trustee, the issuing entity or the Master Servicer, or to which any of their respective properties are subject, that is material to the noteholders, nor is the Depositor aware of any proceedings of this type contemplated by governmental authorities.

                   MATERIAL FEDERAL INCOME TAX CONSEQUENCES

General

     The following discussion, which summarizes the material U.S. federal income tax aspects of the purchase, ownership and disposition of the Notes, is based on the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury Regulations thereunder, and published rulings and court decisions in effect as of the date hereof, all of which are subject to change, possibly retroactively. This discussion does not address every aspect of the U.S. federal income tax laws which may be relevant to beneficial owners of the Notes in light of their personal circumstances or to certain types of beneficial owners of the Notes subject to special treatment under the U.S. federal income tax laws (for example, banks and life insurance companies). Investors are encouraged to consult their tax advisors regarding the U.S. federal, state, local, foreign, and any other tax consequences to them of investing in the Notes.

Characterization of the Notes as Indebtedness

     In the opinion of [Sidley Austin LLP] [Thacher Proffitt & Wood LLP], special tax counsel to the depositor ("Tax Counsel"), the Notes will be treated as debt to a noteholder other than the owner of the Owner Trust Certificate for U.S. federal income tax purposes. This opinion is based on the application of current law to the facts as established by the Indenture and other relevant documents and assumes compliance with the Indenture as in effect on the date the Notes are issued.

     Although the non-tax treatment of the transaction will differ from the tax treatment, this will not cause the Notes to be treated as other than indebtedness for federal income tax purposes. Under the Indenture, the issuing entity and the noteholders, by accepting the Notes, and each Note owner by acquiring a beneficial interest in a Note, agree to treat the Notes as indebtedness secured by the mortgage loans for U.S. federal income tax purposes. Different criteria are used to determine the non-tax accounting characterization of the transaction, however.

     In general, for U.S. federal income tax purposes, whether a transaction constitutes a sale of property or a loan, the repayment of which is secured by property, is a question of fact, the resolution of which is based upon the economic substance of the transaction rather than its form or label. Although the Internal Revenue Service ("IRS") and the courts have set forth several factors to be taken into account in determining whether the substance of a transaction is a sale of property or a secured loan, the primary factor in making this determination is whether the transferee has assumed the risk of loss or other economic burdens relating to the property and has obtained the benefits of ownership thereof. Tax Counsel has analyzed and relied on several factors in reaching its opinion that the weight of the benefits and burdens of ownership of the mortgage loans has not been transferred to the beneficial owners of the Notes.

     In some instances, courts have held that a taxpayer is bound by the particular form it has chosen for a transaction, even if the substance of the transaction does not accord with its form. Tax Counsel has advised that the rationale of those cases will not apply to this transaction, because the form of the transaction as reflected in the operative provisions of the documents either accords with the characterization of the Notes as debt or otherwise makes the rationale of those cases inapplicable to this situation.

Classification of the Issuing Entity as a Partnership or a Corporation

     Tax Counsel is of the opinion that neither the issuing entity nor any portion of the issuing entity will be treated as a corporation or publicly traded partnership taxable as a corporation. See "Material Federal Income Tax Consequences" in the prospectus. The opinion of Tax Counsel, however, is not binding on the courts or the IRS. It is possible the IRS could assert that, for purposes of the Code, the transaction contemplated by this prospectus supplement and the accompanying prospectus with respect to the Notes constitutes a sale of the mortgage loans to the issuing entity and a sale of interests in the issuing entity to the investors (that is, the IRS could assert that the transaction is actually a sale to the investors of beneficial ownership in the underlying mortgage loans). Similarly, the IRS could assert that the issuing entity is properly treated as a corporation or partnership and that the investors are properly treated as stockholders or partners.

     If it were determined that this transaction created an entity classified as a corporation (including a publicly traded partnership taxable as a corporation), the issuing entity would be subject to U.S. federal corporate income tax on the income it derives from the mortgage loans, which would reduce the amounts available for payment to the beneficial owners of the Notes. Cash payments to the beneficial owners of the Notes generally would be treated as dividends for tax purposes to the extent of such corporation's earnings and profits.

     If the issuing entity were to be treated as a partnership between the beneficial owners of the Notes and the holder of the Owner Trust Certificate, the partnership itself would not be subject to U.S. federal income tax (unless it was characterized as a publicly traded partnership taxable as a corporation); rather, the owner of the Owner Trust Certificate and each investor would be taxed individually on their respective distributive shares of the partnership's income, gain, loss, deductions, and credits. In addition, as a partner, the amount and timing of the investor's items of income and deductions could differ from the amount and timing of the investor's items of income and deduction as a debt holder.

Possible Classification of the Issuing Entity as a Taxable Mortgage Pool

     Section 7701(i) of the Code provides that any entity (or a portion of an entity) that is a "taxable mortgage pool" will be classified as a taxable corporation and will not be permitted to file a consolidated U.S. federal income tax return with another corporation. Any entity (or a portion of any entity) will be a taxable mortgage pool if (i) substantially all of its assets consist of debt instruments, more than 50% of which are real estate mortgages,
(ii) the entity is the obligor under debt obligations with two or more maturities, and (iii) under the entity's debt obligations (or an underlying arrangement), payments on the debt obligations bear a relationship to the debt instruments held by the entity.

     Assuming that all of the provisions of the Sale and Servicing Agreement and the Trust Agreement, as in effect on the date of issuance, are complied with, Tax Counsel is of the opinion that neither the issuing entity nor any portion of the issuing entity will be a taxable mortgage pool under Section 7701(i) of the Code. The opinion of Tax Counsel, however, is not binding on the IRS or the courts. If the IRS were to contend successfully that the arrangement created by the Sale and Servicing Agreement and the Trust Agreement is a taxable mortgage pool, the arrangement would be subject to U.S. federal corporate income tax on its taxable income generated by ownership of the mortgage loans. That tax would reduce amounts available for payments to beneficial owners of the Notes. The amount of the tax would depend upon whether payments to beneficial owners of the Notes would be deductible as interest expense in computing the taxable income of such an arrangement as a taxable mortgage pool.

Taxation of Interest Income of Beneficial Owners of Notes

     Assuming that the interest is "unconditionally payable," the interest on the Notes will be taxable as ordinary income and includible in the income of the beneficial owners of the Notes in accordance with their usual methods of accounting. See "Material Federal Income Tax Consequences" in the prospectus. Although it is not anticipated that the Notes will be issued at a greater than de minimis discount, under certain Treasury regulations (the "OID Regulations") it is possible that the Notes could nevertheless be deemed to have been issued with original issue discount ("OID") if the interest on the Notes were not treated as "unconditionally payable." In that case, all of the taxable income to be recognized with respect to the Notes would be OID and includible in the income of the beneficial owners of the Notes as it accrued regardless of the beneficial owner's normal accounting method. Thus, the beneficial owner would be taxable on such income before actually receiving it. Such OID, however, would not be includible again when the interest was actually received. See "Material Federal Income Tax Consequences--Taxation of Debt Securities; Interest and Acquisition Discount" in the prospectus for a discussion of the application of the OID rules if the Notes are in fact issued at a greater than de minimis discount or are treated as having been issued with OID under the OID Regulations. If the Notes were treated as being issued with OID, then for purposes of calculating the amount of OID accruing in each accrual period, it is likely that the Notes would be treated as Pay-Through Securities.

Foreign Investors

     In general, subject to certain exceptions, interest (including OID) paid (or accrued) to a noteholder who is a non-U.S. Person will be considered "portfolio interest" and generally will not be subject to United States federal income tax and withholding tax, provided, that (i) the interest is not effectively connected with the conduct of a trade or business within the United States by the non-U.S. Person, and (ii) the non-U.S. Person provides the issuing entity or other person who is otherwise required to withhold U.S. tax with respect to the Note with an appropriate statement (on IRS Form W-8BEN or other similar form), signed under penalties of perjury, certifying that the beneficial owner of the Note is a foreign person and providing the non-U.S. person's name and address. If a Note is held through a securities clearing organization or certain other financial institutions, the organization or institution may provide the relevant signed statement to the withholding agent; in that case, however, the signed statement must be accompanied by an IRS Form W-8BEN or substitute form provided by the non-U.S. Person that owns that interest in the Note. If the interest does not constitute portfolio interest, then it will be subject to U.S. federal income and withholding tax at a rate of 30%, unless reduced or eliminated pursuant to an applicable income tax treaty and the non-U.S. Person provides the issuing entity, or an organization or financial institution described above, with an appropriate statement (for example, an IRS Form W-8BEN), signed under penalties of perjury, to that effect.

     If the interests of the beneficial owners of the Notes were deemed to be partnership interests, the partnership would be required, on a quarterly basis, to pay withholding tax equal to the product, for each foreign partner, of the foreign partner's distributive share of "effectively connected" income of the partnership multiplied by the highest rate of tax applicable to that foreign partner. In addition, a corporate foreign partner would be subject to branch profits tax. Each non-foreign partner would be required to certify to the partnership that it is not a foreign person. The tax withheld from each foreign partner would be credited against the foreign partner's U.S. income tax liability.

     In addition, if the interests of the beneficial owners of the Notes were deemed to be partnership interests, the amounts distributed on such deemed partnership interests could be subject to a 30% withholding tax (or lower income tax treaty rate) either because the interest on the underlying mortgage loans does not appear to satisfy the requirements to be treated as "portfolio interest" under the Code, or because, even if the interest on the underlying mortgage loans were to be treated as portfolio interest, amounts distributed on such deemed partnership interests could be treated as "guaranteed payments" within the meaning of the partnership provisions of the Code.

     If the issuing entity were taxable as a corporation, payments to foreign persons, to the extent treated as dividends, would generally be subject to withholding at the rate of 30%, unless the rate were reduced by an applicable income tax treaty. See "Material Federal Income Tax Consequences--Tax Treatment of Foreign Investors" in the prospectus.

Backup Withholding

     Certain beneficial owners of the Notes may be subject to backup withholding with respect to interest paid on the Notes if the Note owner, upon acquisition, fails to supply the Indenture Trustee or broker with the taxpayer's identification number, furnishes an incorrect taxpayer identification number, fails to report interest, dividends, or other "reportable payments" (as defined in the Code) properly, or, under certain circumstances, fails to provide the Indenture Trustee or broker with a certified statement, under penalties of perjury, that the taxpayer is not subject to backup withholding.

     The Indenture Trustee will be required to report annually to the IRS, and to each noteholder of record, the amount of interest paid (and OID accrued, if any) on the Notes (and the amount of interest withheld for U.S. federal income taxes, if any) for each calendar year, except as to exempt holders (generally, holders that are corporations, certain tax-exempt organizations, or nonresident aliens who provide certification of their status as nonresidents). As long as the only "noteholder" of record is Cede & Co., as nominee for DTC, beneficial owners of the Notes and the IRS will receive tax and other information (including the amount of interest paid on the Notes owned) from participants, and indirect participants rather than from the Indenture Trustee. (The Indenture Trustee, however, will respond to requests for necessary information to enable participants, indirect participants and certain other persons to complete their reports.) Each non-exempt Note owner who is a U.S. individual (including a resident alien) will be required to provide, under penalties of perjury, an IRS Form W-9 containing his or her name, address, correct federal taxpayer identification number, and a statement that he or she is not subject to backup withholding. Should a nonexempt Note owner fail to provide the required certification, the participants or indirect participants (or the paying agent) will be required to withhold a portion of the interest (and principal) otherwise payable to the holder, and remit the withheld amount to the IRS as a credit against the holder's federal income tax liability.

                                  OTHER TAXES

     The depositor makes no representations regarding the state, local, or foreign tax consequences of the purchase, ownership, or disposition of the Notes. All investors are encouraged to consult their tax advisors regarding the federal, state, local, or foreign income tax consequences of the purchase, ownership, and disposition of the Notes.

                             ERISA CONSIDERATIONS

     Fiduciaries of employee benefit plans and certain other retirement plans and arrangements that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or corresponding provisions of the Code (including individual retirement accounts and annuities, Keogh plans, and collective investment funds in which the plans, accounts, annuities, or arrangements are invested), persons acting on behalf of a plan, and persons using the assets of a plan, should review carefully with their legal advisors whether the purchase or holding of the notes could either give rise to a transaction that is prohibited under ERISA or the Code or cause the collateral securing the notes to be treated as plan assets for purposes of regulations of the Department of Labor in 29 C.F.R. ss.2510.3-101 (the "Plan Assets Regulation").

     General. Section 406 of ERISA and Section 4975 of the Code prohibit parties in interest or disqualified persons with respect to a plan from engaging in certain transactions (including loans) involving the plan and its assets unless a statutory, regulatory, or administrative exemption applies to the transaction. Section 4975 of the Code imposes certain excise taxes (or, in some cases, a civil penalty may be assessed pursuant to Section 502(i) of ERISA) on parties in interest or disqualified persons which engage in non-exempt prohibited transactions.

     Plan Assets Regulation and the Notes. The United States Department of Labor has issued the Plan Assets Regulation concerning the definition of what constitutes the assets of a plan for purposes of ERISA and the prohibited transaction provisions of the Code. The Plan Assets Regulation describes the circumstances under which the assets of an entity in which a plan invests will be considered to be "plan assets" so that any person who exercises control over the assets would be subject to ERISA's fiduciary standards. Under the Plan Assets Regulation, generally, when a plan invests in another entity, the plan's assets do not include, solely by reason of the investment, any of the underlying assets of the entity. However, the Plan Assets Regulation provides that, if a plan acquires an "equity interest" in an entity, the assets of the entity will be treated as assets of the plan investor unless certain exceptions not applicable here apply.

     Under the Plan Assets Regulation, the term "equity interest" is defined as any interest in an entity other than an instrument that is treated as indebtedness under "applicable local law" and which has no "substantial equity features." If the Offered Notes are not treated as equity interests in the issuing entity for purposes of the Plan Assets Regulation, a plan's investment in the Offered Notes would not cause the assets of the issuing entity to be deemed plan assets. If the Offered Notes are deemed to be equity interests in the issuing entity, the issuing entity could be considered to hold plan assets because of a plan's investment in the Offered Notes. In that event, the Master Servicer and other persons exercising management or discretionary control over the assets of the issuing entity or providing services with respect to those assets would be deemed to be fiduciaries or other parties in interest with respect to investing plans and thus subject to the prohibited transaction provisions of Section 406 of ERISA and Section 4975 of the Code and, in the case of fiduciaries, to the fiduciary responsibility provisions of Title I of ERISA, with respect to transactions involving the issuing entity's assets. We cannot assure you that any statutory, regulatory, or administrative exemption will apply to all prohibited transactions that might arise in connection with the purchase or holding of an equity interest in the issuing entity by a plan. However, based on the features of the Offered Notes, their ratings, and the opinion of Tax Counsel that they will be treated as indebtedness for federal income tax purposes, the issuing entity believes that the Offered Notes should be treated as indebtedness without substantial equity features for ERISA purposes.

     Prohibited Transactions. Without regard to whether the Offered Notes are considered to be equity interests in the issuing entity, certain affiliates of the issuing entity might be considered or might become parties in interest or disqualified persons with respect to a plan. In this case, the acquisition and holding of Offered Notes by or on behalf of the plan could be considered to give rise to a prohibited transaction within the meaning of ERISA and the Code, unless they were subject to one or more exemptions such as Prohibited Transaction Class Exemption ("PTCE") 84-14, which exempts certain transactions effected on behalf of a plan by a "qualified professional asset manager"; PTCE 90-1, which exempts certain transactions involving insurance company pooled separate accounts; PTCE 91-38, which exempts certain transactions involving bank collective investment funds; PTCE 95-60, which exempts certain transactions involving insurance company general accounts; or PTCE 96-23, which exempts certain transactions effected on behalf of a plan by certain "in-house asset managers." Each purchaser or transferee of a Offered Note that is a plan investor shall be deemed to have represented that the relevant conditions for exemptive relief under at least one of the foregoing exemptions or a similar exemption have been satisfied. Prospective transferees and purchasers should consider that a prohibited transaction exemption may not apply to all prohibited transactions that may arise in connection with a plan's investment in the Offered Notes.

     The issuing entity, the Master Servicer, [a servicer], the Indenture Trustee and the Underwriters of the Offered Notes may be the sponsor of or investment advisor with respect to one or more plans. Because they may receive certain benefits in connection with the sale of the Offered Notes, the purchase of Offered Notes using plan assets over which any of them has investment authority might be deemed to be a violation of the prohibited transaction rules of ERISA and the Code for which no exemption may be available. Accordingly, any plan for which the issuing entity, the Master Servicer, [a servicer], the Indenture Trustee and the Underwriters of the Offered Notes, or any of their respective affiliates:

o    has investment or administrative discretion with respect to plan assets;

o has authority or responsibility to give, or regularly gives, investment advice with respect to plan assets, for a fee and pursuant to an agreement or understanding that the advice (i) will serve as a primary basis for investment decisions with respect to plan assets, and (ii) will be based on the particular investment needs for the plan; or

o    is an employer maintaining or contributing to the plan,

are encouraged to discuss with counsel whether an investment in the Offered Notes by the plan may give rise to a violation of ERISA.

     The sale of Offered Notes to a plan is in no respect a representation by the issuing entity or any Underwriter of the Offered Notes that this investment meets all relevant legal requirements with respect to investments by plans generally or any particular plan, or that this investment is appropriate for plans generally or any particular plan.

     Any plan investor proposing to invest in the Offered Notes are encouraged to consult with its counsel to confirm that the investment will not result in a prohibited transaction that is not subject to an exemption and will satisfy the other requirements of ERISA and the Code applicable to plans.

                            METHOD OF DISTRIBUTION

     Subject to the terms and conditions set forth in the Underwriting Agreement among the Depositor, [ ], [ ] and [ ] (collectively, the "Underwriters"), the Depositor has agreed to sell the Offered Notes (the "Underwritten Notes") to the Underwriters, and each Underwriter has severally agreed to purchase from the Depositor the initial Note Principal Balance of each class of Underwritten Notes set forth under its name below.

Class                  [         ]          [         ]          [         ]
-----                ---------------      ---------------      ---------------

[Class AF-1A].......
[Class AF-1B].......
[Class AF-2]........
[Class AF-3]........
[Class AF-4]........
[Class AF-5A].......
[Class AF-5B].......
[Class AF-6]........
[Class MF-1]........
[Class MF-2]........
[Class MF-3]........
[Class MF-4]........
[Class MF-5]........
[Class MF-6]........
[Class MF-7]........
[Class MF-8]........
[Class BF]..........
[Class 2-AV-1]......
[Class 2-AV-2]......
[Class 3-AV-1]......
[Class 3-AV-2]......
[Class 3-AV-3]......
[Class 3-AV-4]......
[Class MV-1]........
[Class MV-2]........
[Class MV-3]........
[Class MV-4]........
[Class MV-5]........
[Class MV-6]........
[Class MV-7]........
[Class MV-8]........
[Class BV]..........
                     ---------------      ---------------      ---------------
         Total......

     [The Depositor has been advised by each Underwriter that it proposes initially to offer the Underwritten Notes to certain dealers at the prices set forth on the cover page less a selling concession not to exceed the percentage of the Note denomination set forth below, and that each Underwriter may allow, and the dealers may reallow, a reallowance discount not to exceed the percentage of the Note denomination set forth below:]

                                                  Selling          Reallowance
Class                                            Concession         Discount
-----                                            ----------        -----------

[Class AF-1A].............................
[Class AF-1B].............................
[Class AF-2]..............................
[Class AF-3]..............................
[Class AF-4]..............................
[Class AF-5A].............................

[Class AF-5B].............................
[Class AF-6]..............................
[Class MF-1]..............................
[Class MF-2]..............................
[Class MF-3]..............................
[Class MF-4]..............................
[Class MF-5]..............................
[Class MF-6]..............................
[Class MF-7]..............................
[Class MF-8]..............................
[Class BF]................................
[Class 2-AV-1]............................
[Class 2-AV-2]............................
[Class 3-AV-1]............................
[Class 3-AV-2]............................
[Class 3-AV-3]............................
[Class 3-AV-4]............................
[Class MV-1]..............................
[Class MV-2]..............................
[Class MV-3]..............................
[Class MV-4]..............................
[Class MV-5]..............................
[Class MV-6]..............................
[Class MV-7]..............................
[Class MV-8].............................]
[Class BV]................................

     [After the initial public offering, the public offering prices, the concessions and the discounts may be changed.]

     The Depositor has been advised by each Underwriter that it intends to make a market in the Underwritten Notes purchased by it, but no Underwriter has any obligation to do so. We cannot assure you that a secondary market for the Underwritten Notes (or any particular class thereof) will develop or, if it does develop, that it will continue or that this market will provide sufficient liquidity to noteholders.

     Until the distribution of the Underwritten Notes is completed, the rules of the SEC may limit the ability of the Underwriters and certain selling group members to bid for and purchase the Underwritten Notes. As an exception to these rules, the Underwriters are permitted to engage in certain transactions that stabilize the price of the Underwritten Notes. The transactions consist of bids or purchases for the purpose of pegging, fixing or maintaining the price of the Underwritten Notes.

     In general, purchases of a security for the purpose of stabilization or to reduce a short position could cause the price of the security to be higher than it might be in the absence of the purchases.

     Neither the Depositor nor any of the Underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the prices of the Underwritten Notes. In addition, neither the Depositor nor any of the Underwriters makes any representation that the Underwriters will engage in these transactions or that the transactions, once commenced, will not be discontinued without notice.

     The Depositor has agreed to indemnify the Underwriters against, or make contributions to the Underwriters with respect to, certain liabilities, including liabilities under the Securities Act of 1933, as amended (the "Securities Act").

                                USE OF PROCEEDS

     It is expected that the proceeds to the Depositor from the sale of the Underwritten Notes will be approximately $[ ], before deducting issuance expenses payable by the Depositor, estimated to be approximately $[ ]. The Depositor will apply the net proceeds of the sale of the Offered Notes against the purchase price of the Initial Mortgage Loans on the Closing Date and to deposit the Pre-Funded Amount, if any, in the Pre-Funding Account.

                                 LEGAL MATTERS

     The validity of the Notes, including certain federal income tax consequences with respect thereto, will be passed upon for the Depositor by [Sidley Austin LLP, New York, New York/Thacher Proffitt & Wood LLP, New York, New York]. Certain legal matters will be passed upon for the Underwriters by [ ].

                                   [EXPERTS]

     [The consolidated financial statements of [ ] and subsidiaries as of [December 31, 2004 and 2003, and for each of the years in the three-year period ended December 31, 2004], are incorporated by reference in this prospectus supplement and in the registration statement in reliance upon the report of [ ], independent registered public accounting firm, incorporated by reference in this prospectus supplement, and in the registration statement upon the authority of that firm as experts in accounting and auditing.]

                                    RATINGS

     It is a condition of the issuance of the Offered Notes that each class of Offered Notes set forth below be assigned the ratings at least as high as those designated below by [Moody's Investors Service, Inc. ("Moody's")] and [Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.("S&P") and together with Moody's, the "Rating Agencies")].

                Moody's       S&P                    Moody's       S&P
     Class       Rating     Rating      Class        Rating       Rating
   -------      -------     ------     --------      ------       ------
   [AF-1A]                             [BF]
   [AF-1B]                             [2-AV-1]
   [AF-2]                              [2-AV-2]
   [AF-3]                              [3-AV-1]
   [AF-4]                              [3-AV-2]
   [AF-5A]                             [3-AV-3]
   [AF-5B]                             [3-AV-4]
   [AF-6]                              [MV-1]
   [MF-1]                              [MV-2]
   [MF-2]                              [MV-3]
   [MF-3]                              [MV-4]
   [MF-4]                              [MV-5]
   [MF-5]                              [MV-6]
   [MF-6]                              [MV-7]
   [MF-7]                              [MV-8]
   [MF-8]                              [BV]

     [The ratings assigned to the [Class AF-5B] Notes are without regard to the [Class AF-5B] Policy.] The Depositor has requested that each Rating Agency maintain ongoing surveillance of the ratings assigned to the Offered Notes in accordance with the Rating Agency's policy, but we cannot assure you that a Rating Agency will continue its surveillance of the ratings assigned to the Offered Notes.

     The security ratings assigned to the Offered Notes should be evaluated independently from similar ratings on other types of securities. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the Rating Agencies. The ratings on the Offered Notes do not, however, constitute statements regarding the likelihood or frequency of prepayments on the Mortgage Loans, the payment of the Net Rate Carryover or the anticipated yields in light of prepayments.

     The Depositor has not requested a rating of any Offered Notes by any rating agency other than [Moody's and S&P]. However, we cannot assure you as to whether any other rating agency will rate the Offered Notes or, if it does, what ratings would be assigned by another rating agency. The ratings assigned by another rating agency to the Offered Notes could be lower than the respective ratings assigned by the Rating Agencies.

                            INDEX OF DEFINED TERMS


[Adjustable Rate Subordinate] Corridor Contract........................  S-98
[Class 2-AV] Corridor Contract ........................................  S-98
[Class 2-AV] Principal Distribution Amount ............................  S-76
[Class 2-AV] Principal Distribution Target Amount .....................  S-76
[Class 3-AV] Corridor Contract ........................................  S-98
[Class 3-AV] Principal Distribution Amount ............................  S-76
[Class 3-AV] Principal Distribution Target Amount .....................  S-77
[Class 3-AV-1] Acceleration Amount ....................................  S-77
[Class 3-AV-1] Acceleration Event .....................................  S-77
[Class 3-AV-1] Target Balance .........................................  S-77
[Class AF] Principal Distribution Amount ..............................  S-76
[Class AF-1A] Corridor Contract .......................................  S-98
[Class AF-5B] Available Funds ........................................  S-108
[Class AF-5B] Insurer ................................................  S-105
[Class AF-5B] Policy Premium Rate .....................................  S-70
[Class AF-5B] Premium .................................................  S-70
[Class AF-5B] Reimbursement Amount ....................................  S-70
[Class AV] Principal Distribution Allocation Amount ...................  S-76
[Class AV] Principal Distribution Target Amount........................  S-76
Accrual Period ........................................................  S-70
Adjustable Rate Cumulative Loss Trigger Event .........................  S-73
Adjustable Rate Delinquency Trigger Event .............................  S-74
Adjustable Rate Loan Group Excess Cashflow ............................  S-97
Adjustable Rate Mortgage Loans ........................................  S-29
Adjustable Rate Notes .................................................  S-66
Adjustable Rate OC Floor ..............................................  S-74
Adjustable Rate Overcollateralization Deficiency Amount ...............  S-74
Adjustable Rate Overcollateralization Target Amount ...................  S-74
Adjustable Rate Overcollateralized Amount .............................  S-74
Adjustable Rate Prepayment Vector ....................................  S-121
Adjustable Rate Senior Enhancement Percentage .........................  S-75
Adjustable Rate Stepdown Date .........................................  S-75
Adjustable Rate Subordinate Class
   Principal Distribution Amount ......................................  S-75
Adjustable Rate Subordinate Notes .....................................  S-66
Adjustable Rate Trigger Event .........................................  S-75
Adjusted Net Mortgage Rate ............................................  S-68
Adjustment Date .......................................................  S-30
Advance ...............................................................  S-63
Alternative Documentation Program .....................................  S-54
Applied Realized Loss Amount .........................................  S-105
ARPV .................................................................  S-121
beneficial owner ......................................................  S-68
Book-Entry Notes ......................................................  S-67
Business Day ..........................................................  S-68
Carryover Reserve Fund ...............................................  S-104
Ceiling Rate ..........................................................  S-99
Class 2-AV Notes ......................................................  S-66
Class 3-AV Notes ......................................................  S-66
Class AF Notes ........................................................  S-66
Class AF-1 Notes ......................................................  S-66
Class AF-5 Notes ......................................................  S-66
Class AF-5B Policy ...................................................  S-105
Class AV Notes ........................................................  S-66
CLUES Plus Documentation Program ......................................  S-54
Collection Account ....................................................  S-82
Compensating Interest .................................................  S-63
Corridor Contract .....................................................  S-98
Corridor Contract Administration Agreement ............................  S-98
Corridor Contract Administrator .......................................  S-98
Corridor Contract Counterparty ........................................  S-98
Corridor Contract Termination Date ...................................  S-103
Corridor Contracts ....................................................  S-98
Countrywide Financial .................................................  S-59
Countrywide Home Loans ....................................  S-29, S-52, S-59
Countrywide Servicing .................................................  S-58
CPR ..................................................................  S-121
Credit Comeback Excess Account .................................  S-31, S-104
Credit Comeback Excess Amount .........................................  S-31
Credit Comeback Excess Cashflow .......................................  S-96
credit comeback loans .................................................  S-31
Current Interest ......................................................  S-70
Cut-off Date ..........................................................  S-32
Deficiency Amount ....................................................  S-107
Definitive Note .......................................................  S-68
Delay Delivery Mortgage Loans ........................................  S-118
Deleted Mortgage Loan .................................................  S-50
Depositor .............................................................  S-29
Detailed Description ..................................................  S-29
Determination Date ....................................................  S-32
Distribution Account ..................................................  S-84
Distribution Account Deposit Date .....................................  S-84
Distribution Date ..............................................  S-68, S-108
DTC ...................................................................  S-67
Due Dates .............................................................  S-62
Due for Payment ......................................................  S-108
Due Period ............................................................  S-68
ERISA ................................................................  S-136
Euroclear .............................................................  S-67
Excess Corridor Contract Payment ......................................  S-99
Excess Proceeds .......................................................  S-68
Expanded Underwriting Guidelines ......................................  S-55
Expense Fee Rate ......................................................  S-70

Extra Principal Distribution Amount ...................................  S-77
FICO Credit Scores ....................................................  S-53
Final Recovery Determination ..........................................  S-68
Five-Year Hybrid Mortgage Loans .......................................  S-31
Fixed 30-Year Interest-Only Loan ......................................  S-31
Fixed Rate Credit Comeback Loans ......................................  S-31
Fixed Rate Cumulative Loss Trigger Event ..............................  S-77
Fixed Rate Delinquency Trigger Event ..................................  S-78
Fixed Rate Loan Group Excess Cashflow .................................  S-96
Fixed Rate Mortgage Loans .............................................  S-29
Fixed Rate Notes ......................................................  S-66
Fixed Rate OC Floor ...................................................  S-77
Fixed Rate Overcollateralization Deficiency Amount ....................  S-78
Fixed Rate Overcollateralization Target Amount ........................  S-78
Fixed Rate Overcollateralized Amount ..................................  S-78
Fixed Rate Prepayment Vector .........................................  S-121
Fixed Rate Senior Enhancement Percentage ..............................  S-78
Fixed Rate Stepdown Date ..............................................  S-79
Fixed Rate Subordinate Class Principal Distribution Amount ............  S-79
Fixed Rate Subordinate Notes ..........................................  S-66
Fixed Rate Trigger Event ..............................................  S-79
FRPV .................................................................  S-121
Full Documentation Program ............................................  S-54
Funding Period ........................................................  S-51
Global Securities ........................................................  1
Gross Margin ..........................................................  S-30
Group [2] Sequential Trigger Event ....................................  S-79
Hybrid Mortgage Loans .................................................  S-31
Indenture .............................................................  S-64
Indenture Default ....................................................  S-113
Indenture Trustee .....................................................  S-48
Indenture Trustee Fee .................................................  S-86
Indenture Trustee Fee Rate ............................................  S-70
Initial Cut-off Date ..................................................  S-29
Initial Cut-off Date Pool Principal Balance ...........................  S-29
Initial Cut-off Date Principal Balance ................................  S-29
Initial Mortgage Loans ................................................  S-29
Initial Mortgage Pool .................................................  S-29
Initial Periodic Rate Cap .............................................  S-31
Insurance Proceeds ....................................................  S-68
Insured Amounts ......................................................  S-108
Insured Payments .....................................................  S-108
Interest Carry Forward Amount .........................................  S-70
Interest Determination Date ...........................................  S-70
Interest Funds ........................................................  S-70
Interest Margin .......................................................  S-70
Interest Rate .........................................................  S-71
Interest Remittance Amount ............................................  S-71
issuing entity ........................................................  S-63
Late Payment Rate ....................................................  S-108
LIBOR Business Day ....................................................  S-72
Liquidation Proceeds ..................................................  S-68
Loan Group ............................................................  S-29
Loan Group [1] ........................................................  S-29
Loan Group [2] ........................................................  S-29
Loan Group [3] ........................................................  S-29
Loan-to-Value Ratio ...................................................  S-32
Master Servicer .......................................................  S-58
Master Servicer Advance Date ..........................................  S-63
Maturity Date ........................................................  S-120
Maximum Mortgage Rate .................................................  S-31
Minimum Mortgage Rate .................................................  S-50
Modeling Assumptions .................................................  S-122
Moody's .........................................................  S-5, S-141
Mortgage File .........................................................  S-48
Mortgage Index ........................................................  S-30
Mortgage Loan Purchase and Assignment Agreement .......................  S-48
Mortgage Loans ........................................................  S-48
Mortgage Notes ........................................................  S-29
Mortgage Rate .........................................................  S-30
Mortgaged Properties ..................................................  S-29
NAS Principal Distribution Amount .....................................  S-80
Net Corridor Contract Payment .........................................  S-99
Net Mortgage Rate .....................................................  S-63
net rate cap ..........................................................  S-23
Net Rate Cap ..........................................................  S-72
Net Rate Carryover ....................................................  S-72
NIM Insurer .....................................................  S-1, S-117
NIM Insurer Default ...................................................  S-27
No Income/No Asset Documentation Program ..............................  S-54
Nonpayment ...........................................................  S-108
Note Owners ...........................................................  S-67
Note Principal Balance ................................................  S-69
Notes .................................................................  S-66
Notional Balance ......................................................  S-99
Offered Notes .........................................................  S-66
One-Month LIBOR ......................................................  S-103
Optional Termination Date ............................................  S-114
Order ................................................................  S-107
Owner Trust Certificate ...............................................  S-95
Owner Trustee ...................................................  S-63, S-64
Owner Trustee Fee .....................................................  S-86
Participants ..........................................................  S-68
Percentage Interest ...................................................  S-69
Plan Assets Regulation ...............................................  S-136
Preference Amount ....................................................  S-108
Preferred Processing Program ..........................................  S-53
Pre-Funded Amount .....................................................  S-51
Pre-Funding Account ...................................................  S-51
Prepayment Interest Excess ............................................  S-62
Prepayment Interest Shortfall .........................................  S-63
Prepayment Models ....................................................  S-121
Prepayment Period .....................................................  S-32
Principal Distribution Amount .........................................  S-80
Principal Remittance Amount ...........................................  S-81
Priority Class .......................................................  S-114
PTCE .................................................................  S-137


                                   A-S-127

Purchase Price ........................................................  S-49
Rating Agencies ......................................................  S-141
Realized Loss .........................................................  S-81
Record Date ...........................................................  S-69
Reduced Documentation Program .........................................  S-54
Reference Bank Rate ...................................................  S-72
Reference Banks .......................................................  S-73
Reimbursement Amount .................................................  S-108
related subordinate classes ...........................................  S-20
REO Property ..........................................................  S-63
Replacement Mortgage Loan .............................................  S-50
Required Carryover Reserve Fund Deposit ..............................  S-104
Rolling Sixty-Day Delinquency Rate ....................................  S-81
S&P .............................................................  S-5, S-141
Sale and Servicing Agreement ..........................................  S-48
Scheduled Payments ....................................................  S-30
Securities Act .......................................................  S-139
Seller ................................................................  S-29
Seller Shortfall Interest Requirement .................................  S-73
Senior Notes ..........................................................  S-66
Servicing Advances ....................................................  S-83
Servicing Fee .........................................................  S-62
Servicing Fee Rate ....................................................  S-62
significance estimate ................................................  S-103
significance percentage ..............................................  S-103
Sixty-Day Delinquency Rate ............................................  S-81
Standard Underwriting Guidelines ......................................  S-55
Stated Income/Stated Asset Documentation Program ......................  S-54
Stated Principal Balance ..............................................  S-32
Statistical Calculation Date ..........................................  S-29
Statistical Calculation Date Pool Principal Balance ...................  S-29
Statistical Calculation Pool ..........................................  S-29
Statistical Calculation Pool Mortgage Loans ...........................  S-29
Streamlined Documentation Program .....................................  S-54
Strike Rate ...........................................................  S-99
Subordinate Notes .....................................................  S-66
subordination .........................................................  S-20
Subsequent Cut-off Date ...............................................  S-51
Subsequent Mortgage Loans .............................................  S-51
Subsequent Periodic Rate Cap ..........................................  S-31
Subsequent Recoveries .................................................  S-69
Subsequent Transfer Date ..............................................  S-51
Tax Counsel ..........................................................  S-133
Three-Year Hybrid Mortgage Loans ......................................  S-31
Trigger Event .........................................................  S-81
Trust .................................................................  S-64
Trust Administrator .......................................  S-48, S-63, S-65
Trust Administrator Fee ...............................................  S-86
Trust Fund ............................................................  S-64
Two-Year Hybrid Mortgage Loans ........................................  S-31
U.S. Person ..............................................................  4
Underwriters .........................................................  S-137
Underwritten Notes ...................................................  S-137
Unpaid Realized Loss Amount ...........................................  S-82


                                   A-S-128

                                                                       ANNEX A


                      [THE STATISTICAL CALCULATION POOL]

     The following information sets forth in tabular format certain information, as of the [Statistical Calculation Date], about the Mortgage Loans included in the [Statistical Calculation Pool] in respect of Loan Group [1], Loan Group [2] and Loan Group [3] and Loan Group [2] and Loan Group [3] as a whole. Other than with respect to rates of interest, percentages are approximate and are stated by that portion of the [Statistical Calculation Date] Pool Principal Balance representing Loan Group [1], Loan Group [2], Loan Group [3] or the aggregate of Loan Group [2] and Loan Group [3]. The sum of the columns below may not equal the total indicated due to rounding. In addition, each weighted average Credit Bureau Risk Score set forth below has been calculated without regard to any Mortgage Loan for which the Credit Bureau Risk Score is unknown.

     [Below is an illustrative group of tables that would be provided for each of the groups of Mortgage Loans specified in the paragraph above]

                           GROUP [ ] MORTGAGE LOANS

            MORTGAGE LOAN PROGRAMS FOR THE GROUP [ ] MORTGAGE LOANS
                     [IN THE STATISTICAL CALCULATION POOL]

                                                                                                     Weighted
                                                     Percent of               Weighted   Weighted     Average
                            Number     Aggregate     Aggregate     Average    Average     Average     Credit      Weighted
                              of       Principal     Principal     Current     Gross     Remaining    Bureau       Average
                           Mortgage     Balance       Balance     Principal   Mortgage     Term        Risk     Loan-to-Value
Loan Program                Loans     Outstanding   Outstanding    Balance     Rate      (months)      Score        Ratio
------------------------   --------   -----------   -----------   ---------   --------   ---------   --------   -------------



                           --------   -----------   -----------
     Total..............
                           ========   ===========   ===========


       ORIGINAL TERM TO STATED MATURITY FOR THE GROUP [ ] MORTGAGE LOANS
                     [IN THE STATISTICAL CALCULATION POOL]

                                                                                                     Weighted
                                                     Percent of               Weighted   Weighted     Average
                            Number     Aggregate     Aggregate     Average    Average     Average     Credit      Weighted
                              of       Principal     Principal     Current     Gross     Remaining    Bureau       Average
                           Mortgage     Balance       Balance     Principal   Mortgage     Term        Risk     Loan-to-Value
Original Term (months)      Loans     Outstanding   Outstanding    Balance     Rate      (months)      Score        Ratio
------------------------   --------   -----------   -----------   ---------   --------   ---------   --------   -------------



                           --------   -----------   -----------
     Total..............
                           ========   ===========   ===========

       MORTGAGE LOAN PRINCIPAL BALANCES FOR THE GROUP [ ] MORTGAGE LOANS
                     [IN THE STATISTICAL CALCULATION POOL]

                                                                                                     Weighted
                                                     Percent of               Weighted   Weighted     Average
                            Number     Aggregate     Aggregate     Average    Average     Average     Credit      Weighted
                              of       Principal     Principal     Current     Gross     Remaining    Bureau       Average
Range of Mortgage Loan     Mortgage     Balance       Balance     Principal   Mortgage     Term        Risk     Loan-to-Value
Principal Balances          Loans     Outstanding   Outstanding    Balance     Rate      (months)      Score        Ratio
------------------------   --------   -----------   -----------   ---------   --------   ---------   --------   -------------



                           --------   -----------   -----------
     Total..............
                           ========   ===========   ===========


            CURRENT MORTGAGE RATES FOR THE GROUP [ ] MORTGAGE LOANS
                     [IN THE STATISTICAL CALCULATION POOL]

                                                                                                     Weighted
                                                     Percent of               Weighted   Weighted     Average
                            Number     Aggregate     Aggregate     Average    Average     Average     Credit      Weighted
                              of       Principal     Principal     Current     Gross     Remaining    Bureau       Average
Range of Current Mortgage  Mortgage     Balance       Balance     Principal   Mortgage     Term        Risk     Loan-to-Value
Rates (%)                    Loans     Outstanding   Outstanding    Balance     Rate      (months)      Score        Ratio
------------------------   --------   -----------   -----------   ---------   --------   ---------   --------   -------------



                           --------   -----------   -----------
     Total..............
                           ========   ===========   ===========

      REMAINING TERMS TO STATED MATURITY FOR THE GROUP [ ] MORTGAGE LOANS
                     [IN THE STATISTICAL CALCULATION POOL]

                                                                                                     Weighted
                                                     Percent of               Weighted   Weighted     Average
                            Number     Aggregate     Aggregate     Average    Average     Average     Credit      Weighted
                              of       Principal     Principal     Current     Gross     Remaining    Bureau       Average
Range of Remaining Terms   Mortgage     Balance       Balance     Principal   Mortgage     Term        Risk     Loan-to-Value
(months)                     Loans     Outstanding   Outstanding    Balance     Rate      (months)      Score        Ratio
------------------------   --------   -----------   -----------   ---------   --------   ---------   --------   -------------



                           --------   -----------   -----------
     Total..............
                           ========   ===========   ===========


             LOAN-TO-VALUE RATIOS FOR THE GROUP [ ] MORTGAGE LOANS
                     [IN THE STATISTICAL CALCULATION POOL]

                                                                                                     Weighted
                                                     Percent of               Weighted   Weighted     Average
                            Number     Aggregate     Aggregate     Average    Average     Average     Credit      Weighted
                              of       Principal     Principal     Current     Gross     Remaining    Bureau       Average
Range of Loan-to-Value     Mortgage     Balance       Balance     Principal   Mortgage     Term        Risk     Loan-to-Value
Ratios (%)                   Loans     Outstanding   Outstanding    Balance     Rate      (months)      Score        Ratio
------------------------   --------   -----------   -----------   ---------   --------   ---------   --------   -------------



                           --------   -----------   -----------
     Total..............
                           ========   ===========   ===========


(1) Based on information provided by the Mortgagors, as of their respective dates of origination, approximately [ ]% of the Group [ ] Mortgage Loans [in the Statistical Calculation Pool], by principal balance of the Group [ ] Mortgage Loans [in the Statistical Calculation Pool], were secured by Mortgaged Properties that also secured one or more junior mortgage loans.


           [INTEREST ONLY PERIODS FOR THE GROUP [ ] MORTGAGE LOANS]
                     [IN THE STATISTICAL CALCULATION POOL]

                                                                                                     Weighted
                                                     Percent of               Weighted   Weighted     Average
                            Number     Aggregate     Aggregate     Average    Average     Average     Credit      Weighted
                              of       Principal     Principal     Current     Gross     Remaining    Bureau       Average
Interest Only Period       Mortgage     Balance       Balance     Principal   Mortgage     Term        Risk     Loan-to-Value
(months)                     Loans     Outstanding   Outstanding    Balance     Rate      (months)      Score        Ratio
------------------------   --------   -----------   -----------   ---------   --------   ---------   --------   -------------



                           --------   -----------   -----------
     Total..............
                           ========   ===========   ===========

   STATE DISTRIBUTION OF THE MORTGAGED PROPERTIES FOR THE GROUP [ ] MORTGAGE
                 LOANS [IN THE STATISTICAL CALCULATION POOL]

                                                                                                     Weighted
                                                     Percent of               Weighted   Weighted     Average
                            Number     Aggregate     Aggregate     Average    Average     Average     Credit      Weighted
                              of       Principal     Principal     Current     Gross     Remaining    Bureau       Average
                           Mortgage     Balance       Balance     Principal   Mortgage     Term        Risk     Loan-to-Value
State                        Loans    Outstanding   Outstanding    Balance     Rate      (months)      Score        Ratio
------------------------   --------   -----------   -----------   ---------   --------   ---------   --------   -------------



                           --------   -----------   -----------
     Total..............
                           ========   ===========   ===========


         CREDIT BUREAU RISK SCORES(1) FOR THE GROUP [ ] MORTGAGE LOANS
                     [IN THE STATISTICAL CALCULATION POOL]

                                                                                                     Weighted
                                                     Percent of               Weighted   Weighted     Average
                            Number     Aggregate     Aggregate     Average    Average     Average     Credit      Weighted
                              of       Principal     Principal     Current     Gross     Remaining    Bureau       Average
Range of Credit Bureau     Mortgage     Balance       Balance     Principal   Mortgage     Term        Risk     Loan-to-Value
Risk Scores                  Loans    Outstanding   Outstanding    Balance     Rate      (months)      Score        Ratio
------------------------   --------   -----------   -----------   ---------   --------   ---------   --------   -------------



                           --------   -----------   -----------
     Total..............
                           ========   ===========   ===========

---------
(1) The Credit Bureau Risk Scores referenced in this table with respect to substantially all of the Group [ ] Mortgage Loans were obtained by the respective originators from one or more credit reporting agencies, and were determined at the time of origination.

          [PREPAYMENT CHARGE PERIOD FOR THE GROUP [ ] MORTGAGE LOANS]
                     [IN THE STATISTICAL CALCULATION POOL]

                                                                                                     Weighted
                                                     Percent of               Weighted   Weighted     Average
                            Number     Aggregate     Aggregate     Average    Average     Average     Credit      Weighted
                              of       Principal     Principal     Current     Gross     Remaining    Bureau       Average
Prepayment Charge Period   Mortgage     Balance       Balance     Principal   Mortgage     Term        Risk     Loan-to-Value
(months)                     Loans    Outstanding   Outstanding    Balance     Rate      (months)      Score        Ratio
------------------------   --------   -----------   -----------   ---------   --------   ---------   --------   -------------



                           --------   -----------   -----------
     Total..............
                           ========   ===========   ===========


               [GROSS MARGINS FOR THE GROUP [ ] MORTGAGE LOANS]
                   [IN THE STATISTICAL CALCULATION POOL](1)

                                                                                                     Weighted
                                                     Percent of               Weighted   Weighted     Average
                            Number     Aggregate     Aggregate     Average    Average     Average     Credit      Weighted
                              of       Principal     Principal     Current     Gross     Remaining    Bureau       Average
Range of Gross             Mortgage     Balance       Balance     Principal   Mortgage     Term        Risk     Loan-to-Value
Margins (%)                  Loans    Outstanding   Outstanding    Balance     Rate      (months)      Score        Ratio
------------------------   --------   -----------   -----------   ---------   --------   ---------   --------   -------------



                           --------   -----------   -----------
     Total..............
                           ========   ===========   ===========

(1) The weighted average Gross Margin for the Group [ ] Mortgage Loans in the Statistical Calculation Pool as of the Cut-off Date was approximately [ ]%.

            [NEXT ADJUSTMENT DATE FOR THE GROUP [ ] MORTGAGE LOANS]
                   [IN THE STATISTICAL CALCULATION POOL](1)

                                                                                                     Weighted
                                                     Percent of               Weighted   Weighted     Average
                            Number     Aggregate     Aggregate     Average    Average     Average     Credit      Weighted
                              of       Principal     Principal     Current     Gross     Remaining    Bureau       Average
                           Mortgage     Balance       Balance     Principal   Mortgage     Term        Risk     Loan-to-Value
Next Adjustment Date         Loans    Outstanding   Outstanding    Balance     Rate      (months)      Score        Ratio
------------------------   --------   -----------   -----------   ---------   --------   ---------   --------   -------------



                           --------   -----------   -----------
     Total..............
                           ========   ===========   ===========

(1) The weighted average Next Adjustment Date for the Group [ ] Mortgage Loans in the Statistical Calculation Pool as of the Cut-off Date is [ ].

           [MAXIMUM MORTGAGE RATES FOR THE GROUP [ ] MORTGAGE LOANS]
                   [IN THE STATISTICAL CALCULATION POOL](1)

                                                                                                     Weighted
                                                     Percent of               Weighted   Weighted     Average
                            Number     Aggregate     Aggregate     Average    Average     Average     Credit      Weighted
                              of       Principal     Principal     Current     Gross     Remaining    Bureau       Average
Range of Maximum           Mortgage     Balance       Balance     Principal   Mortgage     Term        Risk     Loan-to-Value
Mortgage Rates (%)           Loans    Outstanding   Outstanding    Balance     Rate      (months)      Score        Ratio
------------------------   --------   -----------   -----------   ---------   --------   ---------   --------   -------------



                           --------   -----------   -----------
     Total..............
                           ========   ===========   ===========

(1) The weighted average Maximum Mortgage Rate for the Group [ ] Mortgage Loans in the Statistical Calculation Pool as of the Cut-off Date was approximately [ ]%.

         [INITIAL PERIODIC RATE CAP FOR THE GROUP [ ] MORTGAGE LOANS]
                   [IN THE STATISTICAL CALCULATION POOL](1)

                                                                                                     Weighted
                                                     Percent of               Weighted   Weighted     Average
                            Number     Aggregate     Aggregate     Average    Average     Average     Credit      Weighted
                              of       Principal     Principal     Current     Gross     Remaining    Bureau       Average
Initial Periodic Rate      Mortgage     Balance       Balance     Principal   Mortgage     Term        Risk     Loan-to-Value
Cap (%)                      Loans    Outstanding   Outstanding    Balance     Rate      (months)      Score        Ratio
------------------------   --------   -----------   -----------   ---------   --------   ---------   --------   -------------



                           --------   -----------   -----------
     Total..............
                           ========   ===========   ===========

(1) The weighted average Initial Periodic Rate Cap for the Group [ ] Mortgage Loans in the Statistical Calculation Pool as of the Cut-off Date was approximately [ ]%.



        [SUBSEQUENT PERIODIC RATE CAP FOR THE GROUP [ ] MORTGAGE LOANS]
                   [IN THE STATISTICAL CALCULATION POOL](1)

                                                                                                     Weighted
                                                     Percent of               Weighted   Weighted     Average
                            Number     Aggregate     Aggregate     Average    Average     Average     Credit      Weighted
                              of       Principal     Principal     Current     Gross     Remaining    Bureau       Average
Subsequent Periodic Rate   Mortgage     Balance       Balance     Principal   Mortgage     Term        Risk     Loan-to-Value
Cap (%)                      Loans    Outstanding   Outstanding    Balance     Rate      (months)      Score        Ratio
------------------------   --------   -----------   -----------   ---------   --------   ---------   --------   -------------



                           --------   -----------   -----------
     Total..............
                           ========   ===========   ===========

(1) The weighted average Subsequent Periodic Rate Cap for the Group [ ] Mortgage Loans in the Statistical Calculation Pool as of the Cut-off Date was approximately [ ]%.

           [MINIMUM MORTGAGE RATES FOR THE GROUP [ ] MORTGAGE LOANS]
                   [IN THE STATISTICAL CALCULATION POOL](1)

                                                                                                     Weighted
                                                     Percent of               Weighted   Weighted     Average
                            Number     Aggregate     Aggregate     Average    Average     Average     Credit      Weighted
                              of       Principal     Principal     Current     Gross     Remaining    Bureau       Average
Range of Minimum           Mortgage     Balance       Balance     Principal   Mortgage     Term        Risk     Loan-to-Value
Mortgage Rates (%)           Loans    Outstanding   Outstanding    Balance     Rate      (months)      Score        Ratio
------------------------   --------   -----------   -----------   ---------   --------   ---------   --------   -------------



                           --------   -----------   -----------
     Total..............
                           ========   ===========   ===========

(1) The weighted average Minimum Mortgage Rate for the Group [ ] Mortgage Loans in the Statistical Calculation Pool as of the Cut-off Date was approximately [ ]%.


        TYPES OF MORTGAGED PROPERTIES FOR THE GROUP [ ] MORTGAGE LOANS
                     [IN THE STATISTICAL CALCULATION POOL]

                                                                                                     Weighted
                                                     Percent of               Weighted   Weighted     Average
                            Number     Aggregate     Aggregate     Average    Average     Average     Credit      Weighted
                              of       Principal     Principal     Current     Gross     Remaining    Bureau       Average
                           Mortgage     Balance       Balance     Principal   Mortgage     Term        Risk     Loan-to-Value
Property Type                Loans    Outstanding   Outstanding    Balance     Rate      (months)      Score        Ratio
------------------------   --------   -----------   -----------   ---------   --------   ---------   --------   -------------



                           --------   -----------   -----------
     Total..............
                           ========   ===========   ===========

               OCCUPANCY TYPES FOR THE GROUP [ ] MORTGAGE LOANS
                    IN THE STATISTICAL CALCULATION POOL(1)

                                                                                                     Weighted
                                                     Percent of               Weighted   Weighted     Average
                            Number     Aggregate     Aggregate     Average    Average     Average     Credit      Weighted
                              of       Principal     Principal     Current     Gross     Remaining    Bureau       Average
                           Mortgage     Balance       Balance     Principal   Mortgage     Term        Risk     Loan-to-Value
Occupancy Type               Loans    Outstanding   Outstanding    Balance     Rate      (months)      Score        Ratio
------------------------   --------   -----------   -----------   ---------   --------   ---------   --------   -------------
Owner Occupied
Investment Property.....
Second Home
                           --------   -----------   -----------
     Total..............
                           ========   ===========   ===========

(1) Based on representations by the Mortgagors at the time of origination of the related Mortgage Loans.

                LOAN PURPOSES FOR THE GROUP [ ] MORTGAGE LOANS
                     [IN THE STATISTICAL CALCULATION POOL]

                                                                                                     Weighted
                                                     Percent of               Weighted   Weighted     Average
                            Number     Aggregate     Aggregate     Average    Average     Average     Credit      Weighted
                              of       Principal     Principal     Current     Gross     Remaining    Bureau       Average
                           Mortgage     Balance       Balance     Principal   Mortgage     Term        Risk     Loan-to-Value
Loan Purpose                 Loans    Outstanding   Outstanding    Balance     Rate      (months)      Score        Ratio
------------------------   --------   -----------   -----------   ---------   --------   ---------   --------   -------------
Refinance - Cash Out....
Purchase
Refinance - Rate/Term...
                           --------   -----------   -----------
     Total..............
                           ========   ===========   ===========

           CREDIT GRADE CATEGORIES FOR THE GROUP [ ] MORTGAGE LOANS
                     [IN THE STATISTICAL CALCULATION POOL]

                                                                                                     Weighted
                                                     Percent of               Weighted   Weighted     Average
                            Number     Aggregate     Aggregate     Average    Average     Average     Credit      Weighted
                              of       Principal     Principal     Current     Gross     Remaining    Bureau       Average
                           Mortgage     Balance       Balance     Principal   Mortgage     Term        Risk     Loan-to-Value
Credit Grade Category        Loans    Outstanding   Outstanding    Balance     Rate      (months)      Score        Ratio
------------------------   --------   -----------   -----------   ---------   --------   ---------   --------   -------------
A
A-
B
C
C-
D
                           --------   -----------   -----------
     Total..............
                           ========   ===========   ===========


  [RANGE OF MONTHS TO NEXT ADJUSTMENT DATE FOR THE GROUP [ ] MORTGAGE LOANS]
                     [IN THE STATISTICAL CALCULATION POOL]

                                                                                                     Weighted
                                                     Percent of               Weighted   Weighted     Average
                            Number     Aggregate     Aggregate     Average    Average     Average     Credit      Weighted
                              of       Principal     Principal     Current     Gross     Remaining    Bureau       Average
Range of Months to         Mortgage     Balance       Balance     Principal   Mortgage     Term        Risk     Loan-to-Value
Next Adjustment Date         Loans    Outstanding   Outstanding    Balance     Rate      (months)      Score        Ratio
------------------------   --------   -----------   -----------   ---------   --------   ---------   --------   -------------



                           --------   -----------   -----------
     Total..............
                           ========   ===========   ===========

           LOAN DOCUMENTATION TYPE FOR THE GROUP [ ] MORTGAGE LOANS
                     [IN THE STATISTICAL CALCULATION POOL]

                                                                                                     Weighted
                                                     Percent of               Weighted   Weighted     Average
                            Number     Aggregate     Aggregate     Average    Average     Average     Credit      Weighted
                              of       Principal     Principal     Current     Gross     Remaining    Bureau       Average
                           Mortgage     Balance       Balance     Principal   Mortgage     Term        Risk     Loan-to-Value
Documentation Type           Loans    Outstanding   Outstanding    Balance     Rate      (months)      Score        Ratio
------------------------   --------   -----------   -----------   ---------   --------   ---------   --------   -------------



                           --------   -----------   -----------
     Total..............
                           ========   ===========   ===========

                                                                       ANNEX I

                     Global Clearance, Settlement and Tax
                           Documentation Procedures

     Except in certain limited circumstances, the globally offered CWHEQ, Inc. Asset-Backed Notes, Series 200[ ]-[ ], (the "Global Securities") will be available only in book-entry form. Investors in the Global Securities may hold the Global Securities through any of DTC, Clearstream, Luxembourg or Euroclear. The Global Securities will be tradable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

     Secondary market trading between investors holding Global Securities through Clearstream, Luxembourg and Euroclear will be conducted in the ordinary way in accordance with their normal rules and operating procedures and in accordance with conventional Eurobond practice (i.e., seven calendar day settlement).

     Secondary market trading between investors holding Global Securities through DTC will be conducted according to the rules and procedures applicable to U.S. corporate debt obligations and prior mortgage pass-through note issues.

     Secondary cross-market trading between Clearstream, Luxembourg or Euroclear and DTC Participants holding Notes will be effected on a delivery-against-payment basis through the respective Depositaries of Clearstream, Luxembourg and Euroclear (in such capacity) and as DTC Participants.

     Non-U.S. holders (as described below) of Global Securities will be subject to U.S. withholding taxes unless the holders meet certain requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.

Initial Settlement

     All Global Securities will be held in book-entry form by DTC in the name of Cede & Co. as nominee of DTC. Investors' interests in the Global Securities will be represented through financial institutions acting on their behalf as direct and indirect Participants in DTC. As a result, Clearstream, Luxembourg and Euroclear will hold positions on behalf of their participants through their respective Depositaries, which in turn will hold the positions in accounts as DTC Participants.

     Investors electing to hold their Global Securities through DTC will follow the settlement practices applicable to prior mortgage pass-through note issues. Investor securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

     Investors electing to hold their Global Securities through Clearstream, Luxembourg or Euroclear accounts will follow the settlement procedures applicable to conventional Eurobonds, except that there will be no temporary global security and no "lock-up" or restricted period. Global Securities will be credited to the securities custody accounts on the settlement date against payment in same-day funds.

Secondary Market Trading

     Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

     Trading between DTC Participants. Secondary market trading between DTC Participants will be settled using the procedures applicable to prior mortgage pass-through note issues in same-day funds.

     Trading between Clearstream, Luxembourg and/or Euroclear Participants. Secondary market trading between Clearstream, Luxembourg Participants or Euroclear Participants will be settled using the procedures applicable to conventional Eurobonds in same-day funds.

     Trading between DTC Seller and Clearstream, Luxembourg or Euroclear Purchaser. When Global Securities are to be transferred from the account of a DTC Participant to the account of a Clearstream, Luxembourg Participant or a Euroclear Participant, the purchaser will send instructions to Clearstream, Luxembourg or Euroclear through a Clearstream, Luxembourg Participant or Euroclear Participant at least one Business Day prior to settlement. Clearstream, Luxembourg or Euroclear will instruct the respective Depositary, as the case may be, to receive the Global Securities against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment date to and excluding the settlement date, on the basis of a 360-day year and either the actual number of days in the related accrual period or a year consisting of twelve 30-day months, as applicable. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. Payment will then be made by the respective Depositary of the DTC Participant's account against delivery of the Global Securities. After settlement has been completed, the Global Securities will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures, to the Clearstream, Luxembourg Participant's or Euroclear Participant's account. The securities credit will appear the next day (European time) and the cash debt will be back-valued to, and the interest on the Global Securities will accrue from, the value date (which would be the preceding day when settlement occurred in New York). If settlement is not completed on the intended value date (i.e., the trade fails), the Clearstream, Luxembourg or Euroclear cash debt will be valued instead as of the actual settlement date.

     Clearstream, Luxembourg Participants and Euroclear Participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to preposition funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Clearstream, Luxembourg or Euroclear. Under this approach, they may take on credit exposure to Clearstream, Luxembourg or Euroclear until the Global Securities are credited to their accounts one day later.

     As an alternative, if Clearstream, Luxembourg or Euroclear has extended a line of credit to them, Clearstream, Luxembourg Participants or Euroclear Participants can elect not to preposition funds and allow that credit line to be drawn upon the finance settlement. Under this procedure, Clearstream, Luxembourg Participants or Euroclear Participants purchasing Global Securities would incur overdraft charges for one day, assuming they cleared the overdraft when the Global Securities were credited to their accounts. However, interest on the Global Securities would accrue from the value date. Therefore, in many cases the investment income on the Global Securities earned during that one-day period may substantially reduce or offset the amount of the overdraft charges, although this result will depend on each Clearstream, Luxembourg Participant's or Euroclear Participant's particular cost of funds.

     Since the settlement is taking place during New York business hours, DTC Participants can employ their usual procedures for sending Global Securities to the respective European Depositary for the benefit of Clearstream, Luxembourg Participants or Euroclear Participants. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the DTC Participants a cross-market transaction will settle no differently than a trade between two DTC Participants.

     Trading between Clearstream, Luxembourg or Euroclear Seller and DTC Purchaser. Due to time zone differences in their favor, Clearstream, Luxembourg Participants and Euroclear Participants may employ their customary procedures for transactions in which Global Securities are to be transferred by the respective clearing system, through the respective Depositary, to a DTC Participant. The seller will send instructions to Clearstream, Luxembourg or Euroclear through a Clearstream, Luxembourg Participant or Euroclear Participant at least one Business Day prior to settlement. In these cases Clearstream, Luxembourg or Euroclear will instruct the respective Depositary, as appropriate, to deliver the Global Securities to the DTC Participant's account against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment to and excluding the settlement date on the basis of a 360-day year and either the actual number of days in the related accrual period or a year consisting of twelve 30-day months, as applicable. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. The payment will then be reflected in the account of the Clearstream, Luxembourg Participant or Euroclear Participant the following day, and receipt of the cash proceeds in the Clearstream, Luxembourg Participant's or Euroclear Participant's account would be back-valued to the value date (which would be the preceding day, when settlement occurred in New York). Should the Clearstream, Luxembourg Participant or Euroclear Participant have a line of credit with its respective clearing system and elect to be in debt in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft incurred over that one-day period. If settlement is not completed on the intended value date (i.e., the trade fails), receipt of the cash proceeds in the Clearstream, Luxembourg Participant's or Euroclear Participant's account would instead be valued as of the actual settlement date.

     Finally, day traders that use Clearstream, Luxembourg or Euroclear and that purchase Global Securities from DTC Participants for delivery to Clearstream, Luxembourg Participants or Euroclear Participants should note that these trades would automatically fail on the sale side unless affirmative action were taken. At least three techniques should be readily available to eliminate this potential problem:

          (a) borrowing through Clearstream, Luxembourg or Euroclear for one day (until the purchase side of the day trade is reflected in their Clearstream, Luxembourg or Euroclear accounts) in accordance with the clearing system's customary procedures;

          (b) borrowing the Global Securities in the U.S. from a DTC Participant no later than one day prior to settlement, which would give the Global Securities sufficient time to be reflected in their Clearstream, Luxembourg or Euroclear account in order to settle the sale side of the trade; or

          (c) staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC Participant is at least one day prior to the value date for the sale to the Clearstream, Luxembourg Participant or Euroclear Participant.

Certain U.S. Federal Income Tax Documentation Requirements

     A beneficial owner of Global Securities holding securities through Clearstream, Luxembourg or Euroclear (or through DTC if the holder has an address outside the U.S.) will be subject to the 30% U.S. withholding tax that generally applies to payments of interest (including original issue discount) on registered debt issued by U.S. Persons, unless (i) each clearing system, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business in the chain of intermediaries between the beneficial owner and the U.S. entity required to withhold tax complies with applicable certification requirements and (ii) the beneficial owner takes one of the following steps to obtain an exemption or reduced tax rate:

     Exemption for non-U.S. Persons or Reduced Rate for non-U.S. Persons Resident in Treaty Countries (Form W-8BEN). In general, beneficial owners of Global Securities that are non-U.S. Persons can obtain a complete exemption from the withholding tax by filing a signed Form W-8BEN Note of Foreign Status of Beneficial Owners for United States Tax Withholding. Non-U.S. Persons that are Note Owners residing in a country that has a tax treaty with the United States also can obtain an exemption or reduced tax rate (depending on the treaty terms) by filing Form W-8BEN (Note of Foreign Status of Beneficial Owners for United States Tax Withholding). If the information shown on Form W-8BEN changes, a new Form W-8BEN must be filed within 30 days of the change. More complex rules apply if Global Securities are held through a non-U.S. intermediary (which includes an agent, nominee, custodian, or other person who holds a Global Security for the account of another) or a non-U.S. flow-through entity (which includes a partnership, trust, and certain fiscally transparent entities).

     Exemption for non-U.S. Persons with Effectively Connected Income (Form W-8ECI). In general, a non-U.S. Person, including a non-U.S. corporation or bank with a U.S. branch, for which the interest income is effectively connected with its conduct of a trade or business in the United States, can obtain an exemption from the withholding tax by filing Form W-8ECI (Note of Foreign Person's Claim for Exemption from Withholding On Income Effectively Connected with the Conduct of a Trade or Business in the United States). More complex rules apply where Global Securities are held through a Non-U.S. intermediary or Non-U.S. flow through entity.

     Exemption for U.S. Persons (Form W-9). U.S. Persons can obtain a complete exemption from the withholding tax by filing Form W-9 (Payer's Request for Taxpayer Identification Number and Certification).

     U.S. Federal Income Tax Reporting Procedure. The Note Owner of a Global Security, files by submitting the appropriate form to the person through whom it holds (the clearing agency, in the case of persons holding directly on the books of the clearing agency). Generally, a Form W-8BEN and a Form W-8ECI will remain in effect for a period starting on the date the form is signed and ending on the last day of the third succeeding calendar year unless a change in circumstances makes any information of the form incorrect. In addition, a Form W-8BEN furnished with a U.S. taxpayer identification number will remain in effect until a change in circumstances makes any information of the form incorrect, provided that the withholding agent reports on Form 1042-S at least one payment annually to the beneficial owner who provided the form.

     The term "U.S. Person" means:

          (1) a citizen or resident of the United States,

          (2) a corporation or partnership (including an entity treated as a corporation or partnership for U.S. federal income tax purposes) organized in or under the laws of the United States, any State thereof or the District of Columbia,

          (3) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source,

          (4) a trust if a court within the United States is able to exercise primary supervision of the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust. This summary does not deal with all aspects of U.S. Federal income tax withholding that may be relevant to foreign holders of the Global Securities. Investors are advised to consult their tax advisors for specific tax advice concerning their holding and disposing of the Global Securities, or

          (5) certain eligible trusts that elect to be taxed as U.S. persons.

                                 $[          ]
                                 (Approximate)


                     Asset-Backed Notes, Series 200[ ]-[ ]

                   CWHEQ Asset-Backed Notes Trust 200[ ]-[ ]
                                Issuing Entity


                                  CWHEQ, INC.
                                   Depositor


                      [Countrywide Home Loans, Inc. Logo]
                              Sponsor and Seller


                     [Countrywide Home Loans Servicing LP]
                                Master Servicer


                               ----------------

                             PROSPECTUS SUPPLEMENT

                               ----------------


[Underwriter]
                                 [Underwriter]
                                                                 [Underwriter]


     You should rely only on the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus. We have not authorized anyone to provide you with different information.

     We are not offering the Series 200[ ]-[ ] Asset-Backed Notes in any state where the offer is not permitted.

     Dealers will deliver a prospectus supplement and prospectus when acting as underwriters of the Series 200[ ]-[ ] Asset-Backed Notes and with respect to their unsold allotments or subscriptions. In addition, all dealers selling the Series 200[ ]-[ ] Asset-Backed Notes will be required to deliver a prospectus supplement and prospectus for 90 days after the date of the prospectus supplement.


                                  [ ], 200[ ]

                                    I-I-2

The information in this prospectus supplement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus supplement is not an offer to sell these securities and it is not soliciting offers to buy these securities in any state where the offer or sale is not permitted.


Prospectus Supplement
(To Prospectus dated ________, 200_)
                                 $___________
                                 (Approximate)
                    CWHEQ Revolving Home Equity Loan Trust,
                                Series 200)_-_
                                Issuing Entity
         Revolving Home Equity Loan Asset Backed Notes, Series 200_-_
                                  CWHEQ, Inc.
                                   Depositor
                               [GRAPHIC OMITTED]

                     Sponsor, Seller, and Master Servicer

The issuing entity will issue notes and certificates, including the following classes of notes that are offered pursuant to this prospectus supplement and the accompanying prospectus:

---------- --------------- -------- -------------- -------------     ------- ----------- --------------- ------------ ------------
                 Original                                                      Original
                Principal  Price to  Underwriting   Proceeds to      Note     Principal                  Underwriting Proceeds to
Note Class     Balance (1)  Public     Discount    Depositor(2)      Class   Balance (1) Price to Public   Discount   Depositor(2)
---------- --------------- -------- -------------- -------------     ------- ----------- --------------- ------------ ------------
A          $                     %               %            %      M-[4]      $                      %            %            %
---------- --------------- -------- -------------- -------------     ------- ----------- --------------- ------------ ------------
A-IO       SCHEDULE (3)          %               %            %      M-[5]      $                      %            %            %
---------- --------------- -------- -------------- -------------     ------- ----------- --------------- ------------ ------------
M-[1]      $                     %               %            %      M-[6]      $                      %            %            %
---------- --------------- -------- -------------- -------------     ------- ----------- --------------- ------------ ------------
M-[2]      $                     %               %            %      B          $                      %            %            %
---------- --------------- -------- -------------- -------------     ------- ----------- --------------- ------------ ------------
M-[3]      $                     %               %            %
---------- --------------- -------- -------------- -------------     ------- ----------- --------------- ------------ ------------

---------

(1) This amount is subject to a permitted variance in the aggregate of plus or minus 5%.

(2) Before deducting expenses payable by the Depositor estimated to be approximately $________ in the aggregate.

(3) The Class A-IO Notes are interest only notional amount notes. The initial notional amount of the Class A-IO Notes is set forth in the table and is not included in the aggregate principal balance of all the notes. See "Description of the Notes--Payments on the Notes--Class A-IO Notional Balance and Note Rate."

The classes of notes offered by this prospectus supplement are listed, together with their interest rates and their ratings, in the tables under "Summary--Description of the Notes and Certificates" on page S-_ of this prospectus supplement. This prospectus supplement and the accompanying prospectus relate only to the offering of the notes listed above and not to the Class C, Class R-[1], and Class R-[2] Certificates that will be issued by the issuing entity.

The Trust Fund

The notes issued pursuant to the indenture will be secured by a trust fund consisting primarily of a pool of home equity revolving credit line loans made or to be made in the future under certain home equity revolving credit line loan agreements. The loans will be secured by second deeds of trust or mortgages primarily on one- to four-family residential properties and will bear interest at rates that adjust based on the prime rate. The trust fund is expected to include funds that are expected to be used to acquire additional home equity revolving credit line loans not included in the initial cut-off date pool.

Credit Enhancement

Credit enhancement for the notes consists of:

o    overcollateralization,

o    a mortgage insurance policy,

o    limited loss coverage guarantee provided by the sponsor, and

o    subordination.

The credit enhancement for each class of notes varies. Not all credit enhancement is available for every class. The credit enhancement for the notes is described in more detail in this prospectus supplement.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed on the accuracy or adequacy of this prospectus supplement or the prospectus. Any representation to the contrary is a criminal offense.

Countrywide Securities Corporation will offer the notes to the public subject to prior sale and subject to its right to reject orders in whole or in part. See "Method of Distribution." The notes will be issued in book-entry form on or about _____, 200_ through the facilities of The Depository Trust Company and, upon request, through Clearstream, Luxembourg or the Euroclear System.

[Countrywide Securities Corporation]                             [Underwriter]
________, 200_

Consider carefully the risk factors beginning on page S-__ in this prospectus supplement and on page _ in the prospectus.

The notes represent obligations of the issuing entity only and do not represent an interest in or obligation of CWHEQ, Inc., Countrywide Home Loans, Inc., or any of their affiliates.

This prospectus supplement may be used to offer and sell the notes only if accompanied by the prospectus.

                               Table of Contents


                             PROSPECTUS SUPPLEMENT
                                                                    Page
                                                                    ----

Summary..............................................................S-3
Summary of Transaction Parties......................................S-19
Risk Factors........................................................S-19
The Issuing Entity..................................................S-31
The Loan Insurer....................................................S-34
The Sponsor and Master Servicer.....................................S-34
The Home Equity Loan Program........................................S-35
Description of the Mortgage Loans...................................S-38
Maturity and Prepayment Considerations..............................S-44
Pool Factor..........................................................S-4
Static Pool Data.....................................................S-4
Description of the Notes.............................................S-5
Description of the Indenture........................................S-19
Description of the Sale and Servicing Agreement.....................S-28
Servicing Compensation and Payment of Expenses......................S-37
Description of the Purchase Agreement...............................S-41
Legal Proceedings...................................................S-42
Material Federal Income Tax Consequences............................S-42
Other Taxes.........................................................S-45
ERISA Considerations................................................S-45
Legal Investment Considerations.....................................S-47
Method of Distribution..............................................S-47
Use of Proceeds.....................................................S-48
Legal Matters.......................................................S-48
Ratings.............................................................S-48
Index of Defined Terms..............................................S-49

                                  PROSPECTUS
                                                                    Page
                                                                    ----

Important Notice About Information in
   This Prospectus Supplement and Each
   Accompanying Prospectus Supplement..................................4
Risk Factors...........................................................5
The Trust Fund........................................................19
Use of Proceeds.......................................................26
The Depositor.........................................................26
Loan Program..........................................................26
Static Pool Data......................................................30
Description of the Securities.........................................30
Credit Enhancement....................................................48
Yield, Maturity and Prepayment Considerations.........................54
The Agreements........................................................57
Certain Legal Aspects of the Loans....................................79
Material Federal Income Tax Consequences..............................95
Other Tax Considerations.............................................118
ERISA Considerations.................................................119
Legal Investment.....................................................122
Method of Distribution...............................................123
Legal Matters........................................................125
Financial Information................................................125
Rating...............................................................125
Index of Defined Terms...............................................127

                                    Summary

This summary highlights selected information from this prospectus supplement and does not contain all of the information that you need to consider in making your investment decision. To understand all of the terms of an offering of the notes, read carefully this entire prospectus supplement and the accompanying prospectus.

While this summary contains an overview of certain calculations, cash flow priorities, and other information to aid your understanding, you should read carefully the full description of these calculations, cash flow priorities, and other information in this prospectus supplement and the accompanying prospectus before making any investment decision.

Issuing Entity

The issuing entity will be CWHEQ Revolving Home Equity Loan Trust, Series 200_-_, a Delaware statutory trust.

See "The Issuing Entity."

Depositor

CWHEQ, Inc., a limited purpose finance subsidiary of Countrywide Financial Corporation. Its address is 4500 Park Granada, Calabasas, California 91302, and its telephone number is (818) 225-3000.

See "The Depositor" in the prospectus.

Sponsor and Master Servicer

[Countrywide Home Loans, Inc., a New York corporation and a subsidiary of Countrywide Financial Corporation.]

See "The Sponsor and Master Servicer."

[Sellers

Countrywide Home Loans, Inc. will be the seller of a portion of the mortgage loans. The remainder of the mortgage loans will be sold directly to the depositor by one or more special purpose entities that were established by Countrywide Financial Corporation, which, in turn, acquired those mortgage loans directly from Countrywide Home Loans, Inc.]

Indenture Trustee

__________________, a ___________.

[Co-Trustee

___________________, a __________.]

Custodian

______________, a ___________.

Owner Trustee

______________, a ___________.

Loan Insurer

[Loan Insurer] will provide a second mortgage bulk insurance policy that provides coverage if a borrower defaults on a covered mortgage loan as described in this prospectus supplement. Only a portion of the mortgage loans will be covered by the second mortgage bulk insurance policy.

See "The Loan Insurer."

Trust Fund

The trust fund will consist of an initial pool of home equity revolving credit line loans made or to be made in the future under certain home equity revolving credit line loan agreements and funds that may be deposited into the additional loan account on the closing date to be used to acquire additional home equity loans that are not included in the initial cut-off date pool. The initial loans and the additional home equity loans will be secured by second deeds of trust or mortgages on primarily one- to four-family residential properties and will bear interest at rates that adjust based on the prime rate. We sometimes refer to these loans as home equity loans or mortgage loans. On the closing date, the aggregate principal balance of all classes of LIBOR notes will equal the sum of the aggregate initial cut-off date principal balance of the home equity loans in the mortgage pool transferred to the issuing entity on the closing date and any funds deposited into the additional loan account on the closing date.

At the end of the funding period for additional home equity loans, the loan pool will consist of mortgage loans expected to have an aggregate principal balance of approximately $______ as of their cut-off dates.

Indenture

The notes will be issued pursuant to an indenture among the issuing entity, the indenture trustee, and the co-trustee.

Initial Cut-off Date

For any initial mortgage loan, the later of _________, 200_, and the date of origination of the mortgage loan.

Subsequent Cut-off Date

For any additional home equity loan, the subsequent cut-off date that will be specified for that loan in the transfer document.

Closing Date

_________, 200_.

The Mortgage Loans

General

The mortgage loans are revolving lines of credit. During the applicable draw period, each borrower may borrow additional amounts from time to time up to the maximum amount of that borrower's line of credit. If borrowed amounts are repaid, they may be re-borrowed during the applicable draw period.

The loan pool balance equals the aggregate of the principal balances of all the mortgage loans. The principal balance of a mortgage loan (other than a liquidated mortgage loan) on any day is equal to

o    its cut-off date principal balance,

     plus

o    any additional borrowings on that mortgage loan,

     minus

o all collections credited against the principal balance of that mortgage loan before that day.

Once a mortgage loan is finally liquidated, its principal balance is zero.

Loan Rates

Interest on each mortgage loan is payable monthly and computed on the related daily outstanding principal balance for each day in the billing cycle. The loan rate for a calendar month is a variable rate per annum equal to the sum of

o the highest prime rate published in the Money Rates table of The Wall Street Journal as of the first business day of that calendar month

     and

o    a margin.

Each loan rate is subject to applicable usury limits and certain maximum rates. Loan rates are subject to adjustment monthly on the first business day of the calendar month preceding the due date. The due date for each mortgage loan is generally the 15th day of each month.

Principal Payments

Each mortgage loan features a draw period during which the loan may be drawn on, immediately followed by a repayment period during which the loan must be repaid. In general, home equity loans with 5-year draw periods have 15-year repayment periods. These 5-year draw periods are generally extendible for an additional 5 years with the approval of the master servicer. In some cases, the repayment period may be five, ten, or twenty years after the draw period. Certain mortgage loans require a balloon payment at the end of their draw period.

Funding of Additional Balances

During each collection period before the end of the managed amortization period, principal collections on the mortgage loans will be applied to purchase additional balances for the issuing entity. If principal collections are insufficient to purchase additional balances during a collection period, the net draws will be advanced by the sponsor and thereafter purchased by the issuing entity with funds advanced by the holder of the Class R-[1] Certificates. Net draws will be repaid to the Class R-[1] Certificates from principal collections on the mortgage loans on future payment dates and will be entitled to an allocation of interest collections as described in this summary under "Priority of Payments; Payments of Principal."

Statistical Calculation Date

_________, 200_.

Statistical Calculation Information

The statistical information presented in this prospectus supplement relates to a statistical calculation pool that does not reflect all of the mortgage loans that will be held by the issuing entity. Additional mortgage loans will be included in the mortgage pool on the closing date and, if prefunding exists, may be added during the funding period. In addition, certain mortgage loans in the statistical calculation pool may not be included in the mortgage pool on the closing date because they have prepaid in full or were determined not to meet the eligibility requirements for the mortgage pool.

The information with respect to the statistical calculation pool is, unless otherwise specified, based on the principal balances of the mortgage loans as of the statistical calculation date. However, remaining terms to scheduled maturity of the statistical calculation pool have been rolled to show their terms to scheduled maturity from _________, 200_ instead of the statistical calculation date. The aggregate principal balance of the statistical calculation pool as of the statistical calculation date is referred to as the statistical calculation date pool principal balance. As of the statistical calculation date, the statistical calculation date pool principal balance was approximately $______.

The statistical information in Annex I and, unless otherwise noted, all statistical percentages in this prospectus supplement, are measured by the statistical calculation date pool principal balance.

See "Description of the Mortgage Loans--Pool Characteristics."

As of the statistical calculation date, the mortgage loans in the statistical calculation pool had the following characteristics:


                                                  -----------
Aggregate Current Principal Balance               $
Weighted Average Gross Loan Rate                            %
Range of Gross Loan Rates                         % to %
Average Current Principal Balance                 $
Range of Outstanding Principal Balances
                                                  $   to $
Weighted Average Original CLTV                        %
Weighted Average Original Term to Maturity
                                                  ____ months
Weighted Average Credit Risk Score
                                                  ___
Weighted Average Remaining Term to Stated
    Maturity                                      ___ months
Geographic Concentrations in excess of 10%:
   _______________                                _______%

Notes and Certificates

Designation

We sometimes use the following designations to refer to the specified classes of notes or certificates to aid your understanding of the notes:

            Designation                        Class of Securities
--------------------------------     ---------------------------------------
Notes:                               Senior Notes and Subordinate Notes

Senior Notes:                        Class A Notes and Class A-IO Notes

Class M Notes:                       Class M-[1], Class M-[2], Class M-[3],
                                     Class M-[4], Class M-[5], and Class
                                     M-[6] Notes

Certificates:                        Class C Certificates, Class R-[1]
                                     Certificates, and Class R-[2]
                                     Certificates

Subordinate Notes:                   Class M and Class B Notes

Transferor Interest:                 Class C Certificates

LIBOR Notes:                         Class A Notes and Subordinate Notes

Securities:                          Notes and Certificates

Description of the Notes and Certificates

The issuing entity will issue _ classes of notes and _ classes of certificates. Only the notes are offered by this prospectus supplement and the accompanying prospectus:

                           Initial
                          Principal/                                                           Initial Rating    Initial Rating
                           Notional                                                               [Rating           [Rating
        Class             Balance (1)                  Type                  Maturity Date       Agency] (2)       Agency] (2)
---------------------   -------------   ----------------------------------   -------------     --------------    --------------
 Notes
 A...................   $                    [Senior/Adjustable Rate]          _____ 20__            ___               ___
 A-IO................    SCHEDULE (3)   [Senior/Notional/Adjustable Rate]      _____ 20__            ___               ___
 M-[1]...............   $                 [Subordinate/Adjustable Rate]        _____ 20__            ___               ___
 M-[2]...............   $                 [Subordinate/Adjustable Rate]        _____ 20__            ___               ___
 M-[3]...............   $                 [Subordinate/Adjustable Rate]        _____ 20__            ___               ___
 M-[4]...............   $                 [Subordinate/Adjustable Rate]        _____ 20__            ___               ___
 M-[5]...............   $                 [Subordinate/Adjustable Rate]        _____ 20__            ___               ___
 M-[6]...............   $                 [Subordinate/Adjustable Rate]        _____ 20__            ___               ___
 B...................   $                 [Subordinate/Adjustable Rate]        _____ 20__            ___               ___
 Certificates (4)
 C...................             N/A         [Transferor Interest]               N/A                NR                NR
 R-[1]...............             N/A       [REMIC Residual/Accretion]            N/A                NR                NR
 R-[2]...............             N/A            [REMIC Residual]                 N/A                NR                NR

---------

(1) This amount is subject to a permitted variance in the aggregate of plus or minus 5% depending on the amount of mortgage loans actually delivered on the closing date and the amount deposited in the additional loan account.

(2) The notes will not be offered unless they are assigned the indicated ratings by [Rating Agency] and [Rating Agency]. "NR" indicates that the agency was not asked to rate the security. A rating is not a recommendation to buy, sell or hold securities. These ratings may be lowered or withdrawn at any time by either of the rating agencies. See "Ratings" in this prospectus supplement and "Risk Factors--Rating of Securities" in the prospectus.

(3) Notional balance. See "Description of the Notes--Payments on the Notes--Class A-IO Notional Balance and Note Rate."

(4) The Class C Certificates, Class R-[1] Certificates, and Class R-[2] Certificates are not offered by this prospectus supplement. Any information contained in this prospectus supplement with respect to the Class C Certificates, Class R-[1] Certificates, and Class R-[2] Certificates is provided only to permit a better understanding of the notes.

The notes and certificates will also have the following characteristics:

                                  Interest Rate Before   Interest Rate After
                                  Optional Termination   Optional Termination                                Interest Accrual
             Class                       Date (1)                Date            Interest Period (2)            Convention
------------------------------    --------------------   --------------------    -------------------         ----------------
 Notes
 A............................         LIBOR + ____            LIBOR + ____                                  [Actual/360] (3)
 A-IO.........................              (4)                     N/A                                        [30/360] (5)
 M-[1]........................         LIBOR + ____            LIBOR + ____                                  [Actual/360] (3)
 M-[2]........................         LIBOR + ____            LIBOR + ____                                  [Actual/360] (3)
 M-[3]........................         LIBOR + ____            LIBOR + ____                                  [Actual/360] (3)
 M-[4]........................         LIBOR + ____            LIBOR + ____                                  [Actual/360] (3)
 M-[5]........................         LIBOR + ____            LIBOR + ____                                  [Actual/360] (3)
 M-[6]........................         LIBOR + ____            LIBOR + ____                                  [Actual/360] (3)
 B............................         LIBOR + ____            LIBOR + ____                                  [Actual/360] (3)
 Certificates (6)
 C............................              N/A                                          N/A                        N/A
 R-[1]........................              N/A                                          N/A                        N/A
 R-[2]........................              N/A                                          N/A                        N/A

---------

(1) The interest rate for each class of notes may adjust monthly, will be subject to increase after the optional termination date as shown in this table, and will be subject to a cap based on the lesser of (i) the weighted average of the loan rates on the mortgage loans, minus the rates at which certain fees and expenses of the issuing entity are paid and
     (ii) a fixed cap of [16.00]%. LIBOR refers to one-month LIBOR for the related interest period calculated as described under "Description of the Notes--Calculation of the LIBOR Rate" and "The Notes--LIBOR Notes" below in this summary.

(2) The interest period for each payment date will be the period beginning on the prior payment date (or in the case of the first payment date, beginning on the closing date) and ending on the day before the applicable payment date. See "Description of the Notes--Payments on the Notes." Interest will accrue on the Class A-IO Notes only during the second, third, fourth, fifth, and sixth interest periods.

(3) Interest accrues at the rate specified in this table based on a 360-day year and the actual number of days elapsed during the related accrual period.

(4)  See "The Notes--Class A-IO Notes" below in this summary.

(5) Interest accrues at the rate specified in this table based on a 360-day year that consists of twelve 30-day months.

(6) The Class C Certificates, Class R-[1] Certificates, and Class R-[2] Certificates are not offered by this prospectus supplement. Any information contained in this prospectus supplement with respect to the Class C Certificates, Class R-[1] Certificates, and Class R-[2] Certificates is provided only to permit a better understanding of the notes.

See also "Description of the Notes."

Payment Dates

Beginning on _________, 200_, and thereafter on the [15]th day of each calendar month, or if the [15]th day of the month is not a business day, then on the next business day after the [15]th day of the month.

Record Dates

For the LIBOR notes, the close of business on the day before a payment date or, if the LIBOR notes are no longer book-entry notes, the last day of the month preceding a payment date. For the Class A-IO Notes, the last day of the month preceding a payment date.

Denominations

The notes will be issued in minimum denominations of $[25,000] and multiples of $[1,000] in excess of that amount.

Form of Notes

The notes will initially be issued in book-entry form. Persons acquiring beneficial ownership interests in the notes will hold their beneficial interests through The Depository Trust Company in the United States, and upon request, Clearstream, Luxembourg or the Euroclear System in Europe.

See "Description of Notes--Book-Entry Notes."

The Notes

Note Rate

The note rate for each class of the notes may change from payment date to payment date.

LIBOR Notes

On any payment date, the note rate for each class of the LIBOR notes will equal the least of:

o interpolated one-month and two-month LIBOR for the first payment date and one-month LIBOR for every payment date after the first payment date, in each case, plus the margin of that class of LIBOR notes,

o the weighted average of the loan rates on the mortgage loans minus the rates at which certain fees and expenses of the issuing entity are calculated, and

o    [16.00]% per annum.

Basis Risk Carryforward

On any payment date for which the note rate for a class of LIBOR notes has been determined pursuant to the weighted average of the net loan rates on the mortgage loans, the basis risk carryforward for that class of LIBOR notes will be calculated at a rate equal to the lesser of:

o    [16.00]% per annum and

o interpolated one-month and two-month LIBOR for the first payment date and one-month LIBOR for every payment date after the first payment date, in each case, plus the margin for that class of LIBOR notes over the note rate of that class of LIBOR notes for that payment date. Any basis risk carryforward for a class of LIBOR notes will be paid (with interest at the rate of the lesser of one-month LIBOR plus the applicable margin on that class of LIBOR notes and [16.00]% per annum) on subsequent payment dates in the manner described in this prospectus supplement and to the extent that funds are available in the priority described in this prospectus supplement.

Class A-IO Notes

The Class A-IO Notes will accrue interest based on a Class A-IO notional balance, which will be the lesser of the scheduled balance defined under "Description of the Notes--Payments on the Notes--Class A-IO Notional Balance and Note Rate" and the actual unpaid principal balance of the mortgage loans, less the net draws, at a rate equal to the lesser of:

o    [4.00]% per annum and

o the weighted average of the net loan rates minus the weighted average note rate of the LIBOR notes for that interest period, adjusted to an effective rate reflecting the accrual of interest based on a 360-day year consisting of twelve 30-day months multiplied by a fraction the numerator of which is the outstanding principal balance of the mortgage loans at the beginning of the related collection period less net draws and the denominator of which is the Class A-IO notional balance.

The Class A-IO Notes will not be entitled to payments of interest on the first payment date or on any payment date after the payment date in _________ 200_.

See "Description of the Notes--Payments on the Notes--Class A-IO Notional Balance and Note Rate."

Amounts Available for Payments on the Notes

Amounts Available with respect to Interest Payments

The amount available for interest payments on the securities on any payment date will generally consist of the investor floating allocation percentage multiplied by the following amounts:

o the sum of all payments on the mortgage loans and any other amounts constituting interest on the mortgage loans collected by the master servicer during the related collection period; plus

o    any optional advance made by master servicer; plus

o interest shortfall payments made by the sponsor on the first and second payment dates; minus

o    the servicing fee for the related collection period; minus

o    the premium for the second mortgage bulk insurance policy.

These amounts include any net liquidation proceeds and net proceeds from any insurer pursuant to any insurance policy (including the second mortgage bulk insurance policy and the sponsor loss coverage obligations) covering a mortgage loan allocable to interest on the applicable mortgage loan. These amounts exclude any fees (including annual fees) or late charges or similar administrative fees paid by the borrowers.

In general, on each payment date, aggregate interest collections will be allocated pro rata amongst the investor interest (based on the investor floating allocation percentage), the transferor interest and the outstanding net draws. The interest collections allocated to the transferor interest and the net draws will be paid to the issuing entity to be distributed pursuant to the trust agreement to the certificates. The investor interest collections will be distributed on each payment date as described under priority payments; Payments of Interest below.

Amounts Available with respect to Principal Payments

The amount available for principal payments on the LIBOR notes and the certificates on any payment date will generally consist of the following amounts:

o the sum of all payments constituting principal collected by the master servicer under the mortgage loans during the related collection period; plus

o    any net liquidation proceeds attributable to principal; plus

o any payment and net proceeds from any insurer pursuant to any insurance policy covering a mortgage (including the second mortgage bulk loan insurance policy or the sponsor loss coverage obligation) allocable to principal; plus

o any amount deposited in the collection account with respect to a mortgage loan transferred out of the trust fund.

The principal collections will be distributed on each payment date as described under Priority Payments; Payment of Principal below.

Fees and Expenses

The amounts available for payments on the notes on any payment date generally will not include the following amounts:

o    the master servicing fee;

o amounts reimbursed to the master servicer in respect of optional advances previously made by it and other amounts for which the master servicer is entitled to be reimbursed;

o    amounts paid as premium to the loan insurer; and

o all late payment fees and other similar charges retained by the master servicer.

Any amounts netted from the amount available for payment to the noteholders will reduce the amount paid to the noteholders.

Servicing Compensation

Master Servicing Fee:

The master servicer will be entitled to retain from interest collections the master servicing fee which will equal _.__% per annum of the aggregate outstanding principal balance of the mortgage loans as of the first day of the related collection period.

Additional Servicing Compensation:

The master servicer is also entitled to receive additional servicing compensation from amounts in respect of assumption fees, late payment charges, termination fees, and other fees and charges and investment income earned on amounts on deposit in certain of the issuing entity's accounts.

Source and Priority of Payments:

These amounts will be paid to the master servicer from collections on the mortgage loans before any payments on the notes.

See "Servicing Compensation and Payment of Expenses."

Priority of Payments; Payments of Interest

The investor interest collections will be distributed on each payment date as described below.

o to the Class A-IO Notes (only on payment dates they are payable) and Class A Notes, pro rata based on their respective entitlements, current and unpaid interest;

o from any remaining investor interest collections, current interest, sequentially, to the Class M-[1], Class M-[2], Class M-[3], Class M-[4], Class M-[5], Class M-[6], and Class B Notes, in that order;

o any remaining investor interest collections as part of excess cashflow as described under "Priority of Payment; Distributions of Excess Cashflow" below.

See "Description of the Notes--Payment on the Notes."

Priority of Payments; Payments of Principal

The amount of principal paid on a class of LIBOR notes on a payment date will depend on whether the payment date occurs during the managed amortization period or the rapid amortization period, whether the stepdown has occurred, and whether a trigger event is in effect.

The Managed Amortization Period

The managed amortization period begins on the closing date and ends on the earlier of the payment date in _____ 20__ and

o    the date on which a rapid amortization event first occurs.

The rapid amortization period begins on the first payment date after the end of the managed amortization period.

Rapid Amortization Event

The occurrence of a rapid amortization event will affect the flow of funds and may cause acceleration of payments to the holders of the LIBOR notes. A "rapid amortization event" exists when certain events occur, including

o the failure by the sponsor or the master servicer to make certain payments, or to perform certain of their obligations in the sale and servicing agreement;

o an uncured breach of certain representations and warranties of the sponsor or the depositor relating to the characteristics of a mortgage loan that materially and adversely affects the interests of the noteholders in that mortgage loan; or

o certain events of bankruptcy or insolvency with respect to the holder of the Class R-[1] Certificates.

o certain levels of delinquencies or cumulative losses with respect of the mortgage loans have been breached and remain uncured.

See "Description of the Indenture--Rapid

Amortization Events."

Trigger Events

A "trigger event" refers to certain specified levels of losses or delinquencies on the mortgage loans.

See "Description of the Notes--Glossary of Key Terms."

The Stepdown Date

The stepdown date will be the earlier of:

o the date on which the principal balance of the Class A Notes is reduced to zero; and

o    the later of:

     o    the _____ 200_ payment date; and

     o the date on which the level of subordination for the Class A Notes is __.__% of the aggregate outstanding principal balance of the mortgage loans (minus net draws) for the payment date.

Generally, with respect to any collection period during the managed amortization period, principal collections will be first applied to purchase additional balances for the issuing entity, second to pay any outstanding net draws created in previous collection periods (but not in excess of __.__% of the principal balance of the LIBOR notes for the payment date), third to pay pro rata any remaining net draws on the one hand and the balance of the LIBOR notes and the transferor interest on the other hand, and fourth from the amount so allocated to the LIBOR notes and the transferor interest, to pay principal of the LIBOR notes on the related payment date, in the order of priority described under "Investor Principal Collections; Priority of Payment" below, to the extent required to create or maintain the required level of overcollateralization. Remaining principal collections will be paid to the issuing entity for distribution to the holder of the transferor interest pursuant to the trust agreement.

With respect to any collection period during the rapid amortization period, principal collections may not be applied to purchase additional balances for the issuing entity, and

o if no rapid amortization event has occurred, principal collections will be first allocated, pro rata, between the principal balance of the LIBOR notes plus the transferor interest on the one hand and the net draws on the other hand, where principal collections allocated to the LIBOR notes and the transferor interest will be applied first to pay principal on the LIBOR notes on the related payment date, in the order of priority described under "Investor Principal Collections; Priority of Payment" below, to the extent required to create and maintain the required level of overcollateralization, and second to the issuing entity for distribution to the transferor interest pursuant to the trust agreement; or

o if a rapid amortization event exists on a payment date, 100% of principal collections will be applied to pay principal on the LIBOR notes in the order of priority described under "Investor Principal Collections; Priority of Payment" below.

Investor Principal Collections; Priority of Payment

Before the stepdown date or if a trigger event is in effect on any payment date, investor principal collections will be paid as follows:

o first, to the Class A Notes until their principal balance has been reduced to zero;

o second, sequentially, to the classes of Class M Notes in the order of their numeric class designation, and then to the Class B Notes, each until the principal balance of each such class is reduced to zero; and

o    any remaining amount, to be applied as excess cashflow.

On any payment date on or after the stepdown date, and if a trigger event is not in effect on that payment date, investor principal collections will be paid as follows:

o first, to the Class A Notes, then to each class of Class M Notes sequentially in the order of their numeric class designation, and then to the Class B Notes, in each case until the required percentage of subordination for each class is reached; and

o    second, any remaining amount, to be applied as excess cashflow.

See "Description of Notes--Payments on the Notes--Application of Principal Collections."

Priority of Payment; Distributions of Excess Cashflow

Excess cashflow generally refers to the amount remaining after the application of investor interest collections and investor principal collections to the payment of the notes in their applicable payment waterfall. Excess cashflow will be paid on each payment date in the following order:

o first, but only after the sixth payment date, to the LIBOR notes (in the order applicable to principal payments) such that the overcollateralization meets the overcollateralization target amount;

o second, to pay any current and past liquidation loss amounts on the mortgage loans to the Class A Notes;

o third, to pay first any unpaid interest and second any current and past liquidation loss amounts on the mortgage loans for each class of Class M Notes, sequentially in the order of their numeric class designations and then for the Class B Notes;

o fourth, to pay basis risk carryforward to each class of LIBOR notes, first pro rata based on the principal balances of each class to which any Basis Risk Carryforward is owed, second pro rata based on the amount of the remaining unpaid Basis Risk Carryforward, and third to restore the amount of the Basis Risk Carryforward Reserve Fund to $______; and

o fifth, to the issuing entity to apply to the transferor interest pursuant to the trust agreement.

See "Description of Notes--Payments on the Notes-- Application of Excess Cashflow."

Prefunding

On the closing date, the depositor may elect to deposit an amount in an additional loan account that may be applied to purchase additional home equity loans for the trust after the closing date.

Prefunded Amount

If the depositor elects to use the prefunding mechanism, as of the closing date it will deposit into a separate additional loan account held with the indenture trustee, an amount equal to the difference between

o    the aggregate initial principal balance of the LIBOR notes and

o the unpaid principal balance of the mortgage loans actually transferred to the issuing entity on the closing date.

The prefunded amount will not exceed 25% of the aggregate initial principal balance of the LIBOR notes.

Funding Period

If a prefunded amount is deposited on the closing date, the funding period will begin on the closing date and end on the earlier of the date the amount in the additional loan account is less than $______ and _________, 200_.

Use of Prefunded Amount

Any prefunded amount is expected to be used to purchase additional home equity loans. Any prefunded amount not used during the funding period to purchase additional home equity loans will be distributed to the holders of the LIBOR notes as a prepayment of principal on the payment date after the end of the funding period.

Restrictions on Purchases of Additional Home Equity Loans

Purchases of additional home equity loans are subject to substantially the same criteria as the initial mortgage loans as described in this prospectus supplement.

The purchase of these additional home equity loans is in addition to the ongoing purchase of additional balances during the managed amortization period with the proceeds of principal collections received on the mortgage loans in the trust and with the amount borrowed to purchase net draws.

See "Description of Mortgage Loans--General," "--Conveyance of the Mortgage Loans" and "--The Additional Loan Account."

Interest Shortfall Payments

If needed to make required interest payments on any class of notes on the first payment date, the sponsor will make interest shortfall payments to the trust to offset shortfalls in interest amounts attributable to the prefunding mechanism.

To the extent needed to make required interest payments on the notes, the sponsor will also make interest shortfall payments to the issuing entity on the first payment date to offset shortfalls in interest collections attributable to the fact that the first interest period is longer than any other interest period.

In addition, with respect to the first and second payment dates, the sponsor will make interest shortfall payments if the shortfall is a result of the failure of any mortgage loans to be fully indexed.

Those payments will not cover borrower defaults, any interest shortfalls arising from any full or partial prepayment of mortgage loans, or any application of the Servicemembers Civil Relief Act. These payments are not recoverable from the issuing entity.

See "Description of the Sale and Servicing Agreement--Payments on the Mortgage Loans; Deposits to Collection Account."

Credit Enhancement

General

This transaction includes various mechanisms that are intended to protect the holders of the notes against losses on the mortgage loans.

Excess Interest

The indenture trustee will apply interest collections on the mortgage loans not needed to pay interest on the notes and certain other amounts as payments of principal on the LIBOR notes to increase the overcollateralization amount to and maintain it at the overcollateralization target amount and to cover losses that would otherwise be allocated to the LIBOR notes. On each of the payment dates from the second payment date through the sixth payment date, excess interest will not be applied to increase the overcollateralization amount and will be applied to pay interest on the Class A-IO Notes before it may be applied to cover losses on the mortgage loans.

Loan Insurance

United Guaranty Residential Insurance Company of North Carolina, a North Carolina corporation, will issue a second mortgage bulk insurance policy that will cover, as of the end of the funding period, mortgage loans with principal balances equaling approximately __.__% of the sum of the aggregate initial cut-off date principal balance of the mortgage loans and any amount deposited in the additional loan account on the closing date. The mortgage loans covered by the second mortgage bulk insurance policy were selected by the loan insurer from the mortgage pool in accordance with its selection criteria. Subject to certain limitations, the second mortgage bulk insurance policy will generally be available to cover from failure by the borrowers to make scheduled payments on the covered mortgage loans that are not subject to a policy exclusion, up to an aggregate amount equal to __.__% of the aggregate principal balance of the covered mortgage loans which is expected to be $______ as of the end of the funding period.

See "Description of the Mortgage Loans--The Loan Insurance Policy."

Loss Coverage Provided by the Sponsor

The sponsor will make payments to the issuing entity pursuant to a corporate guaranty to the extent of any claim on the mortgage loans covered by the second mortgage bulk insurance policy that is fully or partially denied payment by the loan insurer due to a policy exclusion. The loss coverage obligation will initially be equal, in the aggregate, to approximately $______ which is __.__% of the sum of aggregate initial cut-off date principal balance of the mortgage loans and any amount deposited in the additional loan account on the closing date.

See "Description of the Notes--Sponsor Loss Coverage Obligation" and "Description of the Mortgage Loans--The Loan Insurance Policy."

Overcollateralization

The mortgage loans are expected to generate more investor interest than is needed to pay monthly interest on the LIBOR notes after the Class A-IO Notes are retired. Beginning on the payment date in _____ 20__, the excess interest will be used to make additional principal payments on the LIBOR notes to reduce the aggregate principal balance of the LIBOR notes below the aggregate outstanding principal balance of the mortgage loans (excluding net draws), thereby creating overcollateralization. This overcollateralization is also referred to as the transferor interest. Overcollateralization is intended to provide limited protection to holders of the LIBOR notes by absorbing the noteholders' share of losses from liquidated mortgage loans. On the closing date, the overcollateralization is expected to be approximately zero.

See "Description of the Notes--General."

Limited subordination of transferor interest

The transferor interest is the interest of the holders of the Class C Certificates in the CWHEQ Revolving Home Equity Loan Trust, Series 200_-_. The transferor interest is expected to grow after the sixth payment date as interest collections in excess of amounts due as interest to the noteholders of the LIBOR notes are applied as principal payments on the LIBOR notes, thereby creating the transferor interest (and overcollateralization) for the LIBOR notes. In certain circumstances, amounts that would be paid on the transferor interest will instead be paid on the LIBOR notes. The sellers (or one of their affiliates) will own the transferor interest on the closing date.

See "Description of the Notes--Limited Subordination of Transferor Interest."

Subordination

The issuance of senior notes and subordinate notes by the issuing entity is designed to increase the likelihood that senior noteholders will receive regular payments of interest and principal.

The senior notes will have a payment priority over the subordinate notes. With respect to the subordinate notes, the Class M Notes with a lower numeric class designation will have a payment priority over the Class M Notes with a higher numeric class designation, and all the Class M Notes will have a payment priority over the Class B Notes.

Subordination is designed to provide the holders of notes having a higher payment priority with protection against losses realized if the remaining unpaid principal balance of a mortgage loan exceeds the proceeds recovered when that mortgage loan is liquidated. In general, this loss protection is accomplished by allocating liquidation loss amounts among the subordinate notes (after any overcollateralization has been eliminated), beginning with the subordinate notes with the lowest payment priority, before liquidation loss amounts on the mortgage loans are allocated to the classes of notes with higher priorities of payment.

Allocation of Losses

After the credit enhancement provided by excess interest and any overcollateralization have been exhausted, collections otherwise payable to the subordinate classes will comprise the sole source of funds from which credit enhancement is provided to the Class A Notes. Liquidation loss amounts are allocated to the subordinate notes, beginning with the class of subordinate notes with the lowest payment priority, until the principal balance of each subordinate class has been sequentially reduced to zero. If the aggregate principal balance of the subordinate notes were to be reduced to zero, additional liquidation loss amounts will be allocated to the Class A Notes as described in this prospectus supplement under "Description of the Indenture--Applied Liquidation Loss Amounts." On any payment date on which net draws exist, liquidation loss amounts will be allocated pro rata between the Class R-[1] Certificates (based on outstanding net draws) on the one hand and the sum of the principal balance of the LIBOR notes and the transferor interest on the other hand.

Optional Advances

The master servicer, in its sole discretion, may make cash advances with respect to delinquent payments of interest on the mortgage loans (or any portion of it). These cash advances are only intended to maintain a regular flow of scheduled interest payments on the notes and are not intended to guarantee or insure against losses. Optional advances will be reimbursed to the master servicer from payments of interest on the mortgage loans.

See "Servicing of the Mortgage Loans -- Advances" in this prospectus supplement.

Repurchase, Substitution, Purchase, or Removal of Mortgage Loans

The sponsor may be required to repurchase or substitute eligible mortgage loans for any mortgage loans as to which there exists deficient documentation or as to which there has been an uncured breach of any representation or warranty relating to the characteristics of the mortgage loans that materially and adversely affects the interests of the noteholders in those mortgage loans.

Additionally, the master servicer may purchase from the issuing entity any mortgage loan that is delinquent in payment by more than 150 days.

The purchase price for any mortgage loans repurchased or purchased by a seller or the master servicer will be generally equal to the principal balance of the mortgage loan plus interest accrued at the applicable loan rate.

See "Description of the Sale and Servicing Agreement--Assignment of Mortgage Loans."

The sponsor also will be obligated to purchase any mortgage loans with respect to which it has agreed to reduce the loan rate and, in certain circumstances, it has agreed to increase the credit limit, subject to certain limitations.

See "Description of the Sale and Servicing Agreement--Modification of Mortgage Loans."

In addition, subject to certain conditions, the holder of the Class R-[1] Certificates will be permitted to remove mortgage loans from the mortgage pool and release them from the lien of the indenture in aggregate principal amount not to exceed the outstanding net draws on such date.

See "Maturity and Prepayment Considerations."

Maturity Date; Optional Termination

If not sooner paid, principal on each class of LIBOR notes will be due on the payment date specified in the table under "Description of the Notes and Certificates" above. The master servicer may elect to purchase all of the mortgage loans then held by the issuing entity on any payment date on or after which the aggregate principal balance of the LIBOR notes is less than or equal to 10% of the aggregate initial principal balance of the LIBOR notes. Any such purchase will result in the redemption of the LIBOR notes.

See "Description of the Indenture--Redemption of the LIBOR Notes" in this prospectus supplement and "The Agreements--Termination; Optional Termination" in the prospectus.

The last payment on the Class A-IO Notes will be made on the ___ payment date. Material Federal Income Tax Consequences

For federal income tax purposes, the issuing entity (other than the assets held in the basis risk carryforward reserve fund and the additional loan account) will consist of two or more REMICs: one or more underlying REMICs, and a master REMIC. The assets of the lowest underlying REMIC in this tiered structure will consist of the mortgage loans and any other assets designated in the trust agreement. The master REMIC will issue the several classes of notes and the Class C Certificates, which will represent regular interests in the master REMIC. The LIBOR notes will also represent entitlements to receive certain payments from the basis risk carryforward reserve fund. The Class R-[1] Certificates will represent the beneficial ownership of the residual interest in the lowest underlying REMIC. The Class R-[2] Certificates will represent the beneficial ownership of the residual interest in any other underlying REMICs and the master REMIC.

See "Material Federal Income Tax Consequences" in this prospectus supplement and in the prospectus for additional information concerning the application of federal income tax laws.

ERISA Considerations

Generally, the LIBOR notes may be purchased by a pension, employee benefit, or other plan subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended, or by an entity investing the assets of such a plan, so long as certain conditions are met. A fiduciary of an employee benefit or other plan or an individual retirement account must determine that the purchase of LIBOR notes is consistent with its fiduciary duties under applicable law and does not result in a non-exempt prohibited transaction under applicable law. Any person who acquires LIBOR notes on behalf of or with plan assets of an employee benefit or other plan subject to ERISA or Section 4975 of the Code will be deemed to make certain representations.

The Class A-IO Notes may not be purchased by a plan subject to the Employee Retirement Income Security Act of 1986, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended, or by an entity investing the assets of such a plan.

See "ERISA Considerations" in this prospectus supplement and in the prospectus.

Legal Investment Considerations

The notes will not be mortgage related securities for purposes of the Secondary Mortgage Market Enhancement Act of 1984, because the mortgages securing the loans are not first mortgages. Accordingly, many institutions with legal authority to invest in comparably rated securities based solely on first mortgages may not be legally authorized to invest in the notes.

See "Legal Investment" in the prospectus.

     Some statements in or incorporated by reference in this prospectus supplement and the accompanying prospectus consist of forward-looking statements relating to future economic performance or projections and other financial items. These statements can be identified by the use of forward-looking words such as "may," "will," "should," "expects," "believes," "anticipates," "estimates," or other comparable words. Forward-looking statements are subject to a variety of risks and uncertainties that could cause actual results to differ from the projected results. Those risks and uncertainties include, among others, general economic and business conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond our control. Because we cannot predict the future, what actually happens may be very different from what we predict in our forward-looking statements.

                                         Summary of Transaction Parties

  ------------------------           ---------------------------------------            ------------------------
  |      Co-Trustee      |           |     Originator, Sponsor, Seller     |            |  Additional Sellers  |
  |      ----------      |  Premium  |     ---------------------------     |            |  ------------------  |
  |      __________      |<----------|         and Master Servicer         |<-----------|    Special Purpose   |
  |                      |           |         -------------------         |  Mortgage  |  Entities Created by |
  |                      |           |    [Counrywide Home Loans, Inc.]    |    Loans   |       the Sponsor    |
  ------------------------           ---------------------------------------            ------------------------
            |                            /  /   |          ^  |          ^                /
            |                           /  /    |          |  |          |               /
            |                  Claims  /  /     |          |  |          |  Certicates  /
            |                         /  /      | Note     |  | Mortgage |             /
            |                        /  /       | Proceeds |  | Loans    |            / Mortgage Loans
            |                       /  /        |          |  |          |           /
            |                      /  /         |          |  |          |          /
            |                     /  /          |          |  |          |         /
            |                    /  /           |    -------------------------    /
            | Premium           /  /            |    |                       |   /
            |                  /  /             |    |        Depositor      |  /
            |                 /  /              |    |        ---------      | /
    ---------------------    /  / Insurance     |    |        CWHEQ, Inc.    |/
    |                   |   /  /  Proceeds      |    |                       |
    |       Loan        |  /  /                 |    |                       |<--------------------|
    |       ----        | /  /                  |    -------------------------                     |
    |     Insurance     |/  /                   |      Note    |  | Mortgage                       |
    |     ---------     | /                     |    Proceeds  |  |  Loans                         |
    |                   |/                      |              |  |                                |
    |                   |             Mortgage  |    -------------------------  Issuance   -----------------
    ---------------------             Loan      |    |    Issuing Entity     |-------------|  Certificate  |
                                      Servicing |    |    --------------     |             |               |
                                                |    |    CWHEQ Revolving    |             -----------------
                                                |    |   Home Equity Loan    |
                                                |--->|       Trust,          |         Note Proceeds          ------------------
                           --------------------------|     Seris 200_-_      |<-------------------------------|   Underwriter   |
                           | Mortgage                |                       |                                |   -----------   |
                           | Files                   |                       |  Issuance  ----------          |  [Country wide  |
                           |                         |                       |------------|  Notes |--------->|  Securities     |
                           |                         -------------------------            ----------          |   Corporation]  |
                           |                                      |                            |              ------------------
                           |                                      |                            |
                           |                                      |                            |
                 -------------------                 -------------------------      ------------------------
                 |     Custodian    |                |      Owner Trustee    |      |   Indenture Trustee  |
                 |     ---------    |                |      ------------     |      |   -----------------  |
                 |     _________    |                |      ____________     |      |   _________________  |
                 |                  |                |                       |      |                      |
                 -------------------                 -------------------------      -----------------------


                                            Risk Factors

The following information, which you should carefully consider, identifies certain significant sources of risk associated with an investment in the notes. You should also carefully consider the information under "Risk Factors" in the prospectus.

      Excess interest from the
      mortgage loans may not
      provide adequate credit         After the Class A-IO Notes have been retired, the mortgage loans
      enhancement.....................are expected to generate more investor interest than is needed to pay interest on the notes because the weighted average loan rate on the mortgage loans is expected to be higher than the weighted average note rate on the notes plus servicing fees and trust expenses. If the mortgage loans generate more interest than is needed to pay interest on the notes, beginning on the payment date in _____ 20__, the excess interest will be used to make additional principal payments on the LIBOR notes. The use of excess interest to make additional principal payments on the
                                      LIBOR notes will reduce the aggregate principal balance of such
                                      LIBOR notes below the outstanding principal balance of the mortgage loans (excluding net draws), thereby creating
                                      overcollateralization. Overcollateralization is intended to provide limited protection to noteholders by absorbing losses from liquidated mortgage loans. However, we cannot assure you that enough excess interest will be generated on the mortgage loans to build, maintain, or restore the required level of overcollateralization.

                                      The excess interest available on any payment date will be
                                      affected by the actual amount of interest received, collected, or recovered on the mortgage loans during the preceding month. That amount will be influenced by changes in the weighted average of the loan rates resulting from prepayments and liquidations of the mortgage loans as well as from adjustments of the loan rates.
                                      Because the index used to determine the loan rates on the
                                      mortgage loans is different from the index used to determine the interest rates on the notes, it is possible that the interest rate on one or more classes of the notes may be higher than the loan rates on the mortgage loans. In that event, it may be necessary to apply all or a greater portion of the available interest to make required payments of interest on the notes. As a result, excess interest may be reduced. Further, a
                                      disproportionately high rate of prepayments of high interest rate mortgage loans would have a negative effect on future excess interest.

                                      If the protection afforded by overcollateralization is
                                      insufficient, then the holders of the notes could experience a loss on their investment.

      Cash flow disruptions could
      cause payment delays
      and losses on the notes.........Substantial delays and shortfalls could result from liquidating delinquent mortgage loans. Resulting shortfalls could occur in payments to holders of the notes. Further, liquidation expenses


                                      S-17


                                      (such as legal fees, real estate taxes, and maintenance and preservation expenses) will reduce the security for the related mortgage loans and in turn reduce the proceeds payable to the holders of the notes. If any of the mortgaged properties fails to provide adequate security for the related mortgage loans, you could experience a loss.

      Subordinate notes have a
      greater risk of loss because of
      the subordination features;
      Credit enhancement may not be
      sufficient to protect senior
      notes from losses...............When certain classes of notes provide credit enhancement for other classes of notes this is sometimes referred to as
                                      "subordination." The subordination feature is intended to enhance the likelihood that senior noteholders will receive regular payments of interest and principal. For purposes of this
                                      prospectus supplement, "related subordinate classes" means:

                                      o   with respect to the Class A Notes, the subordinate notes,
                                          and

                                      o   with respect to each class of notes having an "M"
                                          designation, (i) each other class of notes having an "M"
                                          designation and a higher numeric class designation than
                                          the class, if any, and (ii) the Class B Notes.

                                      Credit enhancement in the form of subordination will be
                                      provided for the notes by:

                                      o   the right of the holders of the senior notes to receive
                                          certain payments before the subordinate classes; and

                                      o   the allocation of liquidation losses on the mortgage loans to the subordinate classes, beginning with the Class B Notes.

                                      This type of credit enhancement is provided by:

                                      o   using collections on the mortgage loans otherwise payable
                                          to the holders of the subordinate classes to pay amounts
                                          due on the more senior classes; and

                                      o   allocating liquidation losses to the subordinate notes,
                                          beginning with the subordinate notes with the lowest
                                          payment priority, until the principal balance of that
                                          subordinate class has been reduced to zero.


                                      S-18


                                      This means that after the credit enhancement provided by
                                      excess cashflow and overcollateralization (if any) have been exhausted,

                                      o   collections on the mortgage loans otherwise payable to the subordinate classes will comprise the sole source of funds from which credit enhancement is provided to the senior
                                          notes; and

                                      o   liquidation losses on the mortgage loans will be allocated to the most junior class of subordinate notes outstanding, until the principal balance of that class of subordinate
                                          notes has been reduced to zero.

                                      If the aggregate principal balance of the subordinate notes were to be reduced to zero, additional liquidation losses will be allocated to the senior notes as described under "Description of the Notes--Applied Liquidation Loss Amounts."

                                      You should consider the risks of investing in a subordinate note, including the risk that you may not fully recover your initial investment as a result of liquidation losses. In addition, investors in senior notes should consider the risk that, after the credit enhancement provided by excess cashflow and
                                      overcollateralization (if any) has been exhausted, the
                                      subordination of the subordinate notes may not be sufficient to protect the senior notes from losses.

                                      See "Description of the Notes."

      Your yield and reinvestment
      may be adversely affected by
      unpredictability of prepayments.....During the period in which a borrower may borrow money under the borrower's line of credit, the borrower may make monthly payments only for the accrued interest or may also repay some or all of the amount previously borrowed. In
                                          addition, borrowers may borrow additional amounts up to the maximum amounts of their lines of credit. As a result, the amount the master servicer receives in principal payments on the mortgage loans in any month (and in turn the amount of principal repaid to the holders of the LIBOR notes and
                                          reduction in the notional balance of the Class A-IO Notes) may change significantly. Even during the repayment period,
                                          borrowers generally may prepay their mortgage loans at any time without penalty. Prepayments, however, on mortgage
                                          loans secured by property in California and certain other
                                          jurisdictions may be subject to account termination fees during the first five years after origination of the mortgage loan.
                                          Generally, revolving home equity loans are not viewed by
                                          borrowers as permanent financing. The mortgage loans may be repaid at faster rates than traditional mortgage loans.
                                          Prepayment experience may be affected by a wide variety of factors, including:

                                      o   general economic conditions,


                                      S-19


                                      o   interest rates,

                                      o   the availability of alternative financing, and

                                      o   homeowner mobility.

                                      In addition, substantially all of the mortgage loans contain due-
                                      on-sale provisions and the master servicer intends to enforce those provisions unless doing so is not permitted by applicable law or the master servicer permits the purchaser of the
                                      mortgaged property in question to assume the mortgage loan in a manner consistent with reasonable commercial practice. See
                                      "Description of the Notes" in this prospectus supplement and
                                      "Certain Legal Aspects of the Loans--Due-on-Sale Clauses"
                                      in the prospectus for a description of certain provisions of the credit line agreements that may affect the prepayment
                                      experience on the mortgage loans.

                                      You should note that generally, if you purchase your LIBOR notes at a discount and principal is repaid on the mortgage loans slower than you anticipate, then your yield may be lower than you anticipate.

                                      The yield to maturity and weighted average life of the notes will be affected primarily by

                                      o   the rate and timing of repayments and prepayments on the
                                          mortgage loans as compared with the creation and amount
                                          of additional balances, and

                                      o   the realization of the liquidation loss amounts.

                                      You bear the reinvestment risks resulting from a faster or slower rate of principal payments than you expect. See
                                      "Maturity and Prepayment Considerations" in this prospectus supplement and "Yield, Maturity and Prepayment
                                      Considerations" in the prospectus.

      Inability to acquire additional
      home equity loans may result
      in prepayment on your
      notes and a reduction in the
      notional amount of the
      Class A-IO Notes................The ability of the issuing entity to acquire additional home equity loans for inclusion in the issuing entity depends on the ability of the sponsor to originate or acquire mortgage loans during the funding period that meet the eligibility criteria for additional home equity loans. The ability of the sponsor to originate or acquire these mortgage loans will be affected by a number of factors including prevailing interest rates,
                                      employment levels, the rate of inflation, and economic
                                      conditions generally.


                                      S-20


                                      If the full amount on deposit in the additional loan account allocated to purchase additional home equity loans cannot be used for that purpose by the end of the funding period, any amounts remaining on deposit in the additional loan account will be paid to the holders of the LIBOR notes as a prepayment of principal on the first payment date. This could result in a significant reduction in the notional balance of the Class A-IO
                                      Notes. We cannot predict the magnitude of the amounts on
                                      deposit in the additional loan account at the end of the funding period.

      Withdrawal or downgrading of
      initial ratings will affect the
      values of the notes.............The ratings of the notes will depend primarily on an assessment by the rating agencies of the mortgage loans and the financial strength of the loan insurer. Any reduction in the ratings assigned to the financial strength of the loan insurer will likely result in a reduction in the ratings of the notes. A reduction in the ratings assigned to a class of notes probably would reduce the market value of that class of notes and may affect your ability to sell them.

                                      The rating by each of the rating agencies of the notes is not a recommendation to purchase, hold, or sell the notes since that rating does not address the market price or suitability for a particular investor. The rating agencies may reduce or
                                      withdraw the ratings on the notes at any time they deem
                                      appropriate. In general, the ratings address credit risk and do not address the likelihood of prepayments.

      Junior lien priority could result
      in payment delay or loss on the
      notes...........................The mortgage loans are secured by mortgages that are second mortgages. Mortgage loans secured by second mortgages are
                                      entitled to proceeds that remain from the sale of the related mortgaged property after any related senior mortgage loan and prior statutory liens have been satisfied. If the remaining proceeds are insufficient to satisfy the mortgage loans secured by second mortgages and prior liens in the aggregate you will bear

                                      o   the risk of delay in payments while any deficiency
                                          judgment against the borrower is sought and

                                      o   the risk of loss if the deficiency judgment cannot be
                                          obtained or is not realized on.

                                      See "Certain Legal Aspects of the Loans" in the prospectus.

      The issuing entity may be an
      unsecured creditor under
      certain mortgage loans because
      mortgage loan assignments may
      not be recorded.................The mortgage notes will be held by ______________, a
                                      ___________, as custodian on behalf of the indenture trustee.
                                      The indenture trustee will not conduct an independent review or examination of the mortgage files. Although the indenture trustee's security interest in the mortgage notes relating to the


                                      S-21


                                      mortgage loans will be perfected with the filing of Uniform
                                      Commercial Code financing statements by the issuing entity by the closing date, assignments of mortgage loans to the
                                      indenture trustee will not be recorded unless the rating of the long-term senior unsecured debt obligations of Countrywide
                                      Home Loans, Inc. falls below a rating of "___" by Standard &
                                      Poor's, a division of The McGraw-Hill Companies, Inc., or
                                      "____" by Moody's Investors Service, Inc. In addition,
                                      assignments of mortgage loans will not be required to be
                                      recorded if the sponsor delivers to the indenture trustee an opinion of counsel reasonably acceptable to each rating agency to the effect that recording is not required

                                      o   to protect the indenture trustee's interest in the related mortgage loan,or

                                      o   to perfect a first priority security interest in favor of the indenture trustee, as designee of the issuing entity, in the related mortgage loan, if a court were to recharacterize the sale of the mortgage loans to the issuing entity as a
                                          financing.

                                      In certain states in which the mortgaged properties are located, failure to record the assignments of the related mortgages to the indenture trustee, as designee of the issuing entity, will make the sale of the mortgage loans to the issuing entity potentially ineffective against

                                      o   any creditors of each of the sellers who may have been
                                          fraudulently or inadvertently induced to rely on the
                                          mortgage loans as assets of that seller; or

                                      o   any purchaser of a mortgage loan who had no notice of the
                                          prior conveyance to the issuing entity if the purchaser
                                          perfects its interest in the mortgage loan by taking
                                          possession of the related documents or other evidence of
                                          indebtedness or otherwise.

                                      In addition, the priority of the indenture trustee's security interest in the mortgage notes could be defeated by a purchaser of a mortgage note if the purchaser gives value and takes
                                      possession of the mortgage note in good faith and without
                                      knowledge that the purchase violates the rights of the indenture trustee.

                                      If any of the above events occurs, the issuing entity would be an unsecured creditor of Countrywide Home Loans.

      Payments to and rights of
      investors could be adversely
      affected by the bankruptcy or
      insolvency of certain parties...Each seller will treat its sale of the mortgage loans to the depositor as a sale of the mortgage loans. However, if a seller becomes bankrupt, the trustee in bankruptcy of that seller may argue that the mortgage loans were not sold but were only
                                      pledged to secure a loan to that seller. If that argument is made,


                                      S-22


                                      you could experience delays or reductions in payments on the notes. The sale and servicing agreement will provide that the transfer of the mortgage loans by the depositor to the issuing entity is a valid transfer and assignment of the mortgage loans to the issuing entity. Because the treatment of the transfer as a sale may be contested and the transfer might be characterized as a transfer for security rather than a sale of the mortgage loans, the depositor will also grant to the issuing entity a security interest in the mortgage loans.

                                      If certain events relating to the bankruptcy or insolvency of the sponsor were to occur, additional balances would not be sold to the depositor, transferred by the depositor to the issuing entity, and pledged by the issuing entity to the indenture trustee, and the rapid amortization period would commence.

                                      If the master servicer becomes bankrupt, the bankruptcy trustee or receiver may have the power to prevent the appointment of a successor master servicer.

      Geographic concentration of
      mortgaged properties in certain
      States increases the effect that
      events in those states could have
      on the notes....................The tables in Annex I show the geographic concentration of the mortgaged properties in the statistical calculation pool,
                                      including the percentage by aggregate stated principal balance of the mortgage loans as of the statistical calculation date, that are secured by mortgage property located in [California.
                                      Properties in California may be more susceptible than homes located in other parts of the country to some type of
                                      uninsurable hazards, such as earthquakes, floods, mudslides, and other natural disasters]. In addition,

                                      o   economic conditions in states with significant
                                          concentrations (which may or may not affect real property
                                          values) may affect the ability of borrowers to repay their mortgage loans on time;

                                      o   declines in the residential real estate market in states with significant concentrations may reduce the value of
                                          properties located in these states, which would result in an increase in the loan-to-value ratios; and

                                      o   any increase in the market value of properties located in
                                          states with significant concentrations would reduce the
                                          loan-to-value ratios and could,therefore, make alternative sources of financing available to the borrowers at lower
                                          interest rates, which could result in an increased rate of prepayment of the mortgage loans.

      Master servicer has ability to
      change the terms of the
      mortgage loans......................The master servicer may agree to a change in the terms of a credit line agreement, including the placement of a senior lien
                                          (with respect to mortgage loans with an aggregate principal


                                      S-23


                                          balance not to exceed __.__% of the initial aggregate principal balance of the LIBOR notes), increase of the credit limit or the reduction of the loan rate of the mortgage loan, subject to the limitations described under "Description of the Sale and
                                          Servicing Agreement--Modification of Mortgage Loans."

                                          In addition, the master servicer may agree to a change in the terms of a credit line agreement if the change

                                      o   does not materially and adversely affect the interests of the
                                          Notes, the holders of the Class C Certificates or the loan insurer,

                                      o   is consistent with prudent and customary business practice, and

                                      o   does not result in a prohibited transaction tax under
                                          Section 860F of the Internal Revenue Code of 1986, or in
                                          the failure of any REMIC created under the trust
                                          agreement to qualify as a REMIC.

                                          Any increase in the credit limit of a mortgage loan would
                                          increase the combined loan-to-value ratio of that mortgage loan and, accordingly, may increase the likelihood and would
                                          increase the severity of loss if a default occurs under the mortgage loan.

      Difficulties in replacing the
      master servicer may have a
      negative effect on the
      performance of the mortgage
      loans...........................The structure of the master servicing fee might affect the ability to find a replacement master servicer. Although a successor master servicer may be required to replace the master servicer if the master servicer is terminated or resigns, if such potential successor is unwilling (including, for example, because the master servicing fee is insufficient) or unable (including, for example, if the master servicer is terminated the indenture trustee would not have the systems to service mortgage loans), it may be necessary to appoint a replacement master servicer.
                                      Because the master servicing fee is structured as a percentage of the stated principal balance of each mortgage loan, it may be difficult to replace the master servicer at a time when the balance of the mortgage loans has been significantly reduced because the fee may be insufficient to cover the costs
                                      associated with servicing the mortgage loans and related REO properties remaining in the pool. The performance of the
                                      mortgage loans may be negatively affected, beyond the
                                      expected transition period during a servicing transfer, if a replacement master servicer is not retained within a reasonable amount of time.


                                      S-24


      Issuing entity is dependent on
      the continued financial strength
      of the sponsor and master
      servicer........................The performance of the issuing entity is dependent on the continued financial strength of the sponsor and master servicer.
                                      Future draws by borrowers are funded by the sponsor. If the sponsor were to become unable or unwilling to continue such funding, the issuing entity would be unable to do so. If
                                      borrowers' requests for draws were not honored and the
                                      borrowers are in compliance with the terms of the credit line agreements, those borrowers might be entitled to withhold
                                      payment or rescind their mortgage loans. The sponsor and
                                      master servicer have other financial obligations to the issuing entity including the sponsor loss coverage obligation, the seller interest shortfall amounts, and indemnifications for potential tax liabilities for repurchase of mortgage loans which have been modified.

      Effect of loan rates on
      the notes.......................Each class of LIBOR notes accrues interest at a rate based on the interpolated one-month and two-month LIBOR index plus a specified margin for the first payment date, and for every payment date after the first payment date the LIBOR notes
                                      accrue interest at a rate based on the one-month LIBOR index plus a specified margin. However, each such rate is subject to a cap based in part on the interest rates on the mortgage loans.

                                      The mortgage loans have interest rates that are based on the prime rate, and each has periodic and maximum limitations on adjustments to its loan rate. As a result, a class of LIBOR notes may accrue less interest than it would accrue if the related note rate were based solely on the one-month LIBOR index plus the specified margin.

                                      A variety of factors could affect the interest rates on the mortgage loans and thus limit either note rate. Some of these factors are:

                                      o   Each note rate may adjust monthly while the loan rates on
                                          the mortgage loans may adjust less frequently.
                                          Consequently, the loan rates may limit increases in the
                                          note rate for a class of LIBOR notes for extended periods
                                          in a rising interest rate environment.

                                      o   The prime rate may respond to different economic and
                                          market factors than one-month LIBOR and thus may
                                          change in a direction different from one-month LIBOR
                                          and may increase or decrease at different rates or times. As a result, the loan rates could decline while one-month
                                          LIBOR is stable or rising. Although both the loan rates and one-month LIBOR may either decline or increase during
                                          the same period, the loan rates could decline more rapidly or increase more slowly than one-month LIBOR.

                                      These factors may adversely affect the yield to maturity on each class of LIBOR notes. Any basis risk carryforward on a


                                      S-25


                                      class of LIBOR notes will be paid on those notes only to the extent of available funds from mortgage loans as described in this prospectus supplement. We cannot assure you that all basis risk carryforward will be paid. In addition, the ratings of the
                                      LIBOR notes do not address the likelihood of, the payment of basis risk carryforward.

                                      The mortgage loans generally have introductory rates that
                                      apply to payments made during the first three or six months after origination. After the ntroductory rate period, the loan rate will be adjusted to the index rate plus the applicable margin. On the first two payment dates, the master servicer is required to cover shortfalls in the amount required to pay the note interest resulting solely from the failure of certain mortgage loans to be fully indexed.

                                      Borrowers may be offered reductions in loan rates. If a
                                      borrower requests a reduction in the loan rate, the loan rate may not be reduced unless the master servicer first purchases the mortgage loan from the issuing entity and deposits the purchase price as collections in the relevant collection period. The amount of mortgage loans that may be purchased out of the
                                      loan pool to accommodate any reductions in loan rate may not exceed 5.0% of the initial aggregate principal balance of the
                                      LIBOR notes and is subject to certain requirements as provided in the trust agreement. See "Description of the Sale and
                                      Servicing Agreement--Modification of Mortgage Loans," and
                                      "--Optional Transfers of Mortgage Loans."

                                      The Class A-IO Notes accrue interest at a rate equal to the difference between the weighted average net loan rate of the mortgage loans and the weighted average note rate on the
                                      LIBOR notes for that interest period, subject to a maximum of
                                      __.__% per annum. If the difference between the weighted
                                      average net loan rate of the mortgage loans and the weighted average note rate on the LIBOR notes decreases, it will
                                      adversely affect the interest payable on the Class A-IO Notes and, in certain circumstances, will reduce it to zero.

      Certain of the underlying senior
      mortgages may be subject to
      negative amortization...........Approximately __.__% of the mortgage loans in each case by loan pool balance as of the statistical calculation date will have underlying senior mortgages that are negative amortization loans. The interest rates on negative amortization loans
                                      typically adjust monthly but their monthly payments and
                                      amortization schedules adjust annually and,under most
                                      circumstances, are subject to periodic caps on payment
                                      adjustments. The initial interest rates on this type of senior mortgage loan are generally lower than the sum of the indices applicable at origination and the related margins. During a period of rising interest rates, as well as before the annual adjustment to the monthly payment made by the borrower, the amount of interest accruing on the principal balance of these senior mortgage loans may exceed the amount of the scheduled monthly payment. As a result, a portion of the accrued interest


                                                S-26


                                      on the senior mortgage loans that are negatively amortizing loans may become deferred interest that will be added to their principal balances and will also bear interest at the applicable interest rates.

                                      In addition, the amount by which a monthly payment may be
                                      adjusted on an annual payment adjustment date is limited and may not be sufficient to amortize fully the unpaid principal balance of a senior mortgage loan over its remaining term to maturity. In certain circumstances, the monthly payment due on a senior loan that is a negative amortization loan will be recast without regard to the periodic cap. These features may affect the rate at which principal on these senior mortgage loans is paid and may create a greater risk of default on these loans, which will constitute a default on the related home equity loan if the borrowers of these loans are unable to pay the monthly payments on the related increased principal balances. In
                                      addition, the severity of loss on this type of loan if the borrower defaults may be greater because of the increased principal balance of the senior mortgage loan due to deferred interest.

                                      These borrowers have two adjustable-rate loans whose interest payments may increase and, in the case of the senior lien, whose principal payments may also increase, which may create a greater risk of default on these loans if the borrowers of these loans are unable to pay the increased monthly payments.

      Additional considerations
      regarding impact ofworld
      events..........................Pursuant to the laws of various states, under certain circumstances, payments on mortgage loans by residents in
                                      such states who are called into active duty with the National
                                      Guard or the reserves will be deferred. These state laws may also limit the ability of the master servicer to foreclose on the related mortgaged property. This could result in delays or reductions in payment and increased losses on the mortgage loans which would be borne by the holders of the LIBOR
                                      notes.

                                      See "Risk Factors--Impact of World Events" in the prospectus.

      [Hurricane Katrina may pose
      special risks...................At the end of August 2005, Hurricane Katrina caused catastrophic damage to areas in the Gulf Coast region of the
                                      United States. The trust fund will not include mortgage loans that are secured by properties in the states of Louisiana,
                                      Mississippi, and Alabama that are located in a FEMA
                                      Individual Assistance-designated area as a result of Hurricane
                                      Katrina. However, we cannot assure you that there are no
                                      mortgage loans secured by properties that experienced material damage from Hurricane Katrina in the trust fund.

                                      The sponsor will represent and warrant as of the closing date that each mortgaged property is free of material damage and in good repair. If that representation and warranty is breached, the sponsor will be obligated to repurchase or substitute for the


                                                S-27


                                      related mortgage loan. Any such repurchase would have the
                                      effect of increasing the rate of principal payment on the LIBOR notes and reducing the notional balance of the Class A-IO
                                      Notes. Any damage to a mortgaged property that secures a
                                      mortgage loan in the trust fund occurring after the closing date as a result of any other casualty event will not cause a breach of this representation and warranty.

                                      The full economic effect of Hurricane Katrina is uncertain but may affect the ability of borrowers to make payments on their mortgage loans. Initial economic effects appear to include:

                                      o   localized areas of nearly complete destruction of the
                                          economic infrastructure and cessation of economic
                                          activity,

                                      o   regional interruptions in travel and transportation, tourism, and economic activity generally, and

                                      o   nationwide decreases in petroleum availability with a
                                          corresponding increase in price.

                                      We have no way to determine whether other effects will arise, how long any of these effects may last, or how these effects may affect the performance of the mortgage loans. Any affect of these events on the performance of the mortgage loans may affect the weighted average lives of the LIBOR notes or
                                      increase the amount of losses borne by the holders of the
                                      LIBOR notes.

                                      For a discussion of additional risks pertaining to the notes,see
                                      "Risk Factors" in the prospectus.]

                               The Issuing Entity

General

     The issuing entity will be CWHEQ Revolving Home Equity Loan Trust, Series 200_-_, which is a statutory trust formed under the laws of the State of Delaware pursuant to the trust agreement, dated as of February 24, 2006, between CWHEQ, Inc., as depositor, and Wilmington Trust Company, as owner trustee. The owner trustee serves as trustee of the issuing entity. The issuing entity does not have any directors, officers or employees. The fiscal year end of the issuing entity is December 31. CWHEQ Revolving Home Equity Loan Trust, Series 200_-_ is referred to in this prospectus supplement as the "issuing entity" and is referred to in the prospectus as the "Trust" or "Trust Fund."

     The issuing entity's activities are limited to those authorized in the trust agreement, which include the transactions and activities entered into in connection with the securitization described in this prospectus supplement, including:

   o issuing the Notes pursuant to the indenture and the Certificates pursuant to the trust agreement, and pledging the assets to the indenture trustee pursuant to the indenture;

   o distributing to the holders of the applicable class of Certificates pursuant to the trust agreement and other transaction documents any portion of the assets released from the lien of the indenture and any other amounts provided for in the sale and servicing agreement;

   o entering into and performing its obligations under the transaction documents to which it becomes party in connection with the securitization described in this prospectus supplement.

   o engaging in activities appropriate to accomplish any of the foregoing or incidental to them; and

   o engaging in any other activities appropriate to conserve its assets and make payments to the holders of the Certificates and the holders of the Notes.

     The issuing entity's permissible activities can only be amended or modified by amending the trust agreement with the consent of any affected holder of a Certificate, but only if the amendment would not cause an adverse tax event for any noteholder and each rating agency has confirmed that the amendment will not result in a reduction or withdrawal of any of its then current ratings of any of the Notes.

     Pursuant to an administration agreement dated as of the closing date among the issuing entity, Countrywide Home Loans, Inc. as administrator, and the indenture trustee, the administrator will perform certain duties and provide certain services to the issuing entity. These duties will include the performance of certain of the issuing entity's obligations under the indenture, the sale and servicing agreement, and the trust agreement.
Pursuant to the administration agreement, the administrator is not authorized to act with respect to certain non-ministerial matters unless it is instructed in writing to act by the issuing entity.

     The issuing entity will initially be capitalized through the issuance of the Notes and the Certificates. The issuing entity will exchange the Notes and the Certificates for the mortgage loans and certain other assets pursuant to the sale and servicing agreement. The Notes that will be received by the depositor in exchange for the mortgaged loans are being offered by this prospectus supplement. The Certificates will initially be issued to the depositor or one or more affiliates of the depositor.

     Under the trust agreement, the owner trustee is not authorized to commence proceeding in bankruptcy relating to the issuing entity unless each certificateholder has certified to the owner trustee that the holder reasonably believes that the issuing entity is insolvent.

     The Notes will be limited recourse obligations of the issuing entity, secured by and payable solely out of the assets of the issuing entity.

     The issuing entity's principal offices are located in Wilmington, Delaware, in care of Wilmington Trust Company, as owner trustee, at its address below under "The Owner Trustee."

Trust Fund

     The property of the issuing entity pledged to the indenture trustee (the "trust fund") will generally consist of:

   o the principal balance of each mortgage loan as of the close of business on the relevant cut-off date (referred to as the cut-off date principal balance), plus any new advances made on it under the applicable credit line agreement ("Additional Balances");

   o collections on the mortgage loans received after the relevant cut-off date (exclusive of payments of accrued interest due on or before the relevant cut-off date);

   o  the related mortgage files;

   o properties securing the mortgage loans that are acquired by foreclosure or deed in lieu of foreclosure;

   o  the collection account and payment account (excluding its net earnings);

   o  the Additional Loan Account;

   o  the issuing entity's rights under hazard insurance policies; and

   o the interest of the issuing entity in the sale and servicing agreement and the purchase agreement.

      Pursuant to the indenture, the issuing entity will grant a security interest in all of its assets, including the mortgage notes related to the mortgage loans owned by the issuing entity, in favor of the indenture trustee on behalf of the noteholders, by filing financing statements under the Uniform Commercial Code with the appropriate authority in the states of Delaware and New York. The security interest will be a first priority perfected security interest, enforceable against any party other than a purchaser in good faith that gives new value and takes possession of a mortgage note, The issuing entity will be obligated to maintain such perfected security interest.

      The Class C Certificates are sometimes referred to in this prospectus supplement as the Transferor Interest and, as of any payment date, will equal the excess of the Loan Pool Balance for the payment date plus any funds in the Additional Loan Account minus Net Draws, over the aggregate principal balance of the LIBOR Notes (after giving effect to the payment of all amounts actually paid on the LIBOR Notes on that payment date).

      The Transferor Interest as of the closing date will equal at least zero. The Transferor Interest is expected to increase on future payment dates after the sixth payment date until it equals the Overcollateralization Target Amount.

The Owner Trustee

      [TO BE PROVIDED BY OWNER TRUSTEE]

      The owner trustee may hold Notes in its own name or as pledgee. To meet the legal requirements of certain jurisdictions, the owner trustee and the administrator may appoint co-trustees or separate trustees of any part of the trust fund under the trust agreement. All rights and obligations conferred or imposed on the owner trustee by the sale and servicing agreement and the trust agreement will be conferred or imposed on any separate trustee or co-trustee. In any jurisdiction in which the owner trustee is incompetent or unqualified to perform any act, the separate trustee or co-trustee will perform the act solely at the direction of the owner trustee.

      The owner trustee may resign at any time, in which event the administrator must appoint a successor. The administrator may also remove the owner trustee if it becomes legally unable to act or becomes insolvent. Any resignation or removal of the owner trustee and appointment of a successor will not become effective until acceptance of its appointment by the successor. The owner trustee has no duty to manage, make any payment on, register, record, sell, dispose of, or otherwise deal with the issuing entity, or to otherwise take or refrain from taking any action under any document contemplated by the trust agreement, except as expressly provided by the trust agreement or in instructions received by the owner trustee pursuant to the trust agreement. The owner trustee will be required to perform only those duties specifically required of it under the trust agreement. The owner trustee will disburse all moneys actually received by it constituting part of the trust fund on the terms of the transaction documents and it will not be accountable under the trust agreement or any other transaction document except for its own willful misconduct or gross negligence or for the inaccuracy of certain representations and warranties in the trust agreement.

Reimbursement and Indemnification.

      Under the trust agreement, the owner trustee will be entitled to certain reimbursements for its reasonable expenses incurred by it and will be indemnified against certain liabilities, losses, damages, and expenses that may be imposed on or incurred by it, except to the extent that they arise from its own willful misconduct, bad faith, or gross negligence, the inaccuracy of any of the its representations or warranties in the trust agreement, or its failure to use reasonable care with respect to moneys received by it under the trust agreement. Any such amounts payable to the owner trustee will be payable out of amounts on deposit in the Payment Account before distributions on the Certificates and, to the extent not paid from the Payment Account, by the holder of Certificates specified in the trust agreement or by the sponsor.

Termination

      The issuing entity will dissolve when it makes its final distribution of all moneys or other property held under the trust agreement.

                                The Loan Insurer

      [TO BE PROVIDED BY THE LOAN INSURER]

                         The Sponsor and Master Servicer

General

      [Countrywide Home Loans, Inc. ("Countrywide") will be the sponsor for the transaction and also a seller and the master servicer. Countrywide will service the mortgage loans in accordance with the sale and servicing agreement. It is expected that on the closing date the master servicer will be the only entity servicing the mortgage loans. The master servicer has agreed to service and administer the mortgage loans in accordance with customary and usual standards of practice of prudent mortgage loan lenders in the respective states in which the mortgaged properties are located. The master servicer has also agreed to represent and protect the interest of the indenture trustee in the mortgage loans in the same manner as it currently protects its own interest in mortgage loans in its own portfolio in any claim, proceeding, or litigation regarding a mortgage loan.

      Countrywide may perform any of its obligations under the sale and servicing agreement dated as of _________, 200_, among CWHEQ, Inc., as depositor, Countrywide, as sponsor and master servicer, the issuing entity, and JPMorgan Chase Bank, National Association , as indenture trustee, through one or more subservicers. Notwithstanding any subservicing arrangement, the master servicer will remain liable for its servicing obligations under the sale and servicing agreement as if the master servicer alone were servicing the mortgage loans. As of the closing date, the master servicer will service the mortgage loans without subservicing arrangements.]

The Sponsor and Master Servicer

      Countrywide, a New York corporation and a subsidiary of Countrywide Financial Corporation, is the sponsor and will also act as master servicer for the mortgage loans pursuant to the sale and servicing agreement. Countrywide is engaged primarily in the mortgage banking business, and as such, originates, purchases, sells, and services mortgage loans. Countrywide originates mortgage loans through a retail branch system and through mortgage loan brokers and correspondents nationwide. Countrywide's mortgage loans are principally first-lien, fixed or adjustable rate mortgage loans secured by single-family residences. Countrywide began servicing home equity lines of credit in October 1994. The master servicer is an affiliate of the other sellers, the depositor, and the underwriter.

      Countrywide has historically sold substantially all the mortgage loans that it has originated and purchased, generally through securitizations. Countrywide does not always sell mortgage loans immediately after origination or acquisition, but may decide to sell certain mortgage loans in later periods as part of its overall management of interest rate risk. Countrywide has been involved in the securitization of mortgage loans since 1969 and home equity loans since 1996. Countrywide reviews the structure of its securitizations and discusses the structure with the related underwriters.

      As of _________, 200_, _________, 200_, _________, 200_ and _________,
200_, Countrywide provided servicing for mortgage loans with an aggregate principal balance of approximately $______, $______, $______ and $______, respectively, substantially all of which were being serviced for unaffiliated persons. At _____ 20__, Countrywide provided servicing for approximately $______ aggregate principal amount of first and second lien mortgage loans originated under its home equity lines of credit program.

      [The principal executive offices of Countrywide are located at 4500 Park Granada, Calabasas, California 91302. Its telephone number is (818) 225-3300. Countrywide conducts operations from its headquarters in Calabasas and from offices located throughout the nation.]

      None of the prior home equity loan securitizations has experienced a Rapid Amortization Event.

                         The Home Equity Loan Program

Underwriting Procedures Relating to Home Equity Loans

      The following is a description of the underwriting procedures customarily employed by the sponsor with respect to home equity loans. The underwriting process is intended to assess the applicant's credit standing and repayment ability, and the value and adequacy of the real property security as collateral for the proposed mortgage loan. Exceptions to the sponsor's underwriting guidelines will be made when compensating factors are present. These factors include the borrower's employment stability, favorable credit history, equity in the related property, and the nature of the underlying first mortgage loan.

      Each applicant for a home equity loan must complete an application that lists the applicant's assets, liabilities, income, employment history, and other demographic and personal information. If information in the loan application demonstrates that the applicant has sufficient income and there is sufficient equity in the real property to justify making a home equity loan, the sponsor will conduct a further credit investigation of the applicant. This investigation includes obtaining and reviewing an independent credit bureau report on the credit history of the applicant to evaluate the applicant's ability and willingness to repay. The credit report typically contains information relating to such matters as credit history with local merchants and lenders, installment and revolving debt payments, and any record of delinquencies, defaults, bankruptcy, collateral repossessions, suits, or judgments, among other matters.

      The sponsor originates or acquires mortgage loans pursuant to alternative sets of underwriting criteria under its Full Documentation
Program, its Alternative Documentation Program, its Reduced Documentation Program, its Streamlined Documentation Program, and its Super-Streamlined Documentation Program. Generally, the Full Documentation Program will provide a complete and executed Verification of Employment covering a two year period, as well as current paystubs covering one month and two years of W-2s or tax returns. The Alternative Documentation Program permits a salaried borrower to provide paystubs and W-2 forms covering the most recent two years, in lieu of providing a Verification of Employment. Under the Reduced Documentation Program, certain credit underwriting documentation concerning income and employment verification is waived. The Reduced Documentation Program requires applicants to list their assets and also permits bank statements in lieu of verifications of deposits. Borrowers with credit histories that demonstrate an established ability to repay indebtedness in a timely fashion are eligible for the Reduced Documentation Program. The Streamlined Documentation Program allows for a single paystub with year-to-date earnings for salaried borrowers and the most recent year's tax returns for borrowers who are self-employed or commissioned. The Super-Streamlined Documentation program is available for first-lien borrowers with good credit and mortgage history with Countrywide. The Super-Streamlined Documentation Loan Program is available for borrowers who have recently purchased or refinanced (rate or term) with the sponsor if they have not been 30 days delinquent in payment during the previous twelve-month period. Under the Super-Streamlined Documentation Program, the value used in conjunction with obtaining the first lien from the sponsor is used in lieu of a new appraisal and subsequently used to determine the combined loan-to-value ratios for the new home equity line of credit. In most instances, the maximum loan amount is limited to the lesser of [25]% of the first lien balance and an amount between $[50,000] and $[125,000] determined by the FICO score of the borrower. Although a credit review is conducted, no debt ratio, income documentation, or asset verification is generally required. A telephonic verification of employment is required before loan closing.

      Full appraisals are generally performed on all home equity loans. These appraisals are determined on the basis of a sponsor-approved, independent third-party, fee-based appraisal completed on forms approved by Fannie Mae or Freddie Mac. For certain home equity loans that had at origination a credit limit between $[100,000] and $[250,000], determined by the FICO score of the borrower, a drive-by evaluation is generally completed by a state-licensed, independent third-party, professional appraiser on forms approved by either Fannie Mae or Freddie Mac. The drive-by evaluation is an exterior examination of the premises by the appraiser to determine that the property is in good condition. The appraisal is based on various factors, including the market value of comparable homes and the cost of replacing the improvements, and generally must have been made not earlier than 180 days before the date of origination of the mortgage loan. For certain home equity loans with credit limits between $[100,000] and $[250,000], determined by the FICO score of the borrower, Countrywide may have the related mortgaged property appraised electronically. The minimum and maximum loan amounts for home equity loans are generally $[7,500] (or, if smaller, the state-allowed maximum) and $[1,000,000], respectively. Borrowers may draw under the home equity loans in minimum amounts of $[250] and maximum amounts up to the remaining available credit, in each case after giving effect to all prior draws and payments on the credit line. The minimum amount for draws does not apply to borrowers that are access card holders.

      After obtaining all applicable income, liability, asset, employment, credit, and property information, the sponsor generally uses a debt-to-income ratio to assist in determining whether the prospective borrower has sufficient monthly income available to support the payments on the home equity loan in addition to any senior mortgage loan payments (including any escrows for property taxes and hazard insurance premiums) and other monthly credit obligations. The "debt-to-income ratio" is the ratio of the borrower's total monthly credit obligations (assuming the mortgage loan interest rate is based on the applicable fully indexed interest rate) to the borrower's gross monthly income. Based on this, the maximum monthly debt-to-income ratio is [45]%. Variations in the monthly debt-to-income ratios limits are permitted based on compensating factors. The sponsor currently offers home equity loan products that allow maximum combined loan-to-value ratios up to 100%.

      It is generally the sponsor's policy to require a title search, legal vesting, or limited coverage policy before it makes a home equity loan for amounts less than or equal to $[100,000]. If the home equity loan has a maximum draw amount of more than $[100,000], the sponsor typically requires that the borrower obtain an ALTA policy, or other assurance of title customary in the relevant jurisdiction. Home equity loans with a maximum draw amount up to $[250,000] may be insured by a lien protection policy. In addition, ALTA title policies are generally obtained in situations where the property is on leased land or there has been a change in title or the home equity loan is in first lien position.

Mortgage Loan Production

      The following table sets forth, by number and dollar amount of mortgage loans, Countrywide's residential mortgage loan production for the periods indicated.

                                                                 Consolidated Mortgage Loan Production
                                                                        Years Ended December 31,
                                      ---------------------------------------------------------------------------------------------
                                      ----------------------
                                             [-----]              [-----]             [-----]            [-----]             [----]
                                                                 (Dollars in millions, except average loan amount)
Conventional Conforming Loans
      Number of Loans................
      Volume of Loans................ $                     $                    $                 $                    $
            Percent of Total Dollar
            Volume...................             %                     %                    %                 %                  %
Conventional Non-conforming Loans
      Number of Loans................
      Volume of Loans................ $                     $                    $                 $                    $
            Percent of Total Dollar
            Volume...................             %                     %                    %                 %                  %
FHA/VA Loans
      Number of Loans................
      Volume of Loans................ $                     $                    $                 $                    $
            Percent of Total Dollar
            Volume...................             %                     %                    %                 %                  %
Prime Home Equity Loans
      Number of Loans................
      Volume of Loans................ $                     $                    $                 $                    $
            Percent of Total Dollar
            Volume...................             %                     %                    %                 %                  %
Nonprime Mortgage Loans
      Number of Loans................
      Volume of Loans................ $                     $                    $                 $                    $
            Percent of Total Dollar
            Volume...................             %                     %                    %                 %                  %
Total Loans
      Number of Loans................
      Volume of Loans................ $                     $                    $                 $                    $
      Average Loan Amount............ $                     $                    $                 $                    $
      Non-Purchase Transactions(1)...             %                     %                    %                 %                  %
      Adjustable-Rate Loans(1).......             %                     %                    %                 %                  %

____________
(1) Percentage of total loan production based on dollar volume.

Servicing of the Mortgage Loans

      The master servicer has established standard policies for the servicing and collection of the home equity loans. Servicing includes, but is not limited to,

       o the collection and aggregation of payments relating to the mortgage loans;

       o the supervision of delinquent mortgage loans, loss mitigation efforts, foreclosure proceedings, and, if applicable, the disposition of the mortgaged properties; and

       o the preparation of tax related information in connection with the mortgage loans.

      Billing statements are mailed monthly by the master servicer. The statements detail all debits and credits and specify the minimum payment due and the available credit line. Notice of changes in the applicable loan rate are provided by the master servicer to the borrower with the monthly statements. All payments are generally due on the fifteenth day of the month.

      The general policy of the master servicer is to initiate foreclosure in the underlying property for a mortgage loan

       o after the mortgage loan is 90 days or more delinquent and satisfactory arrangements cannot be made with the borrower, or

       o if a notice of default on a senior lien is received by the master servicer.

      Foreclosure proceedings may be terminated if the delinquency is cured. Mortgage loans to borrowers in bankruptcy proceedings may be restructured in accordance with law and with a view to maximizing recovery on the mortgage loans, including any deficiencies.

      Once foreclosure is initiated by the master servicer, a foreclosure tracking system is used to monitor the progress of the proceedings. The system includes state specific parameters to monitor whether proceedings are progressing within the time frame typical for the state in which the property is located. During the foreclosure proceeding, the master servicer determines the amount of the foreclosure bid and whether to liquidate the mortgage loan.

      After foreclosure, the master servicer may liquidate the mortgaged property and charge off the home equity loan balance that was not recovered through liquidation proceeds. Alternatively, the master servicer may forego foreclosure and charge off the home equity loan if the proceeds of foreclosure and liquidation are likely to produce an amount less than the unpaid principal balance of the related senior mortgage.

      Servicing and charge-off policies and collection practices may change over time in accordance with, among other things, the master servicer's business judgment, changes in the portfolio, and applicable laws and regulations.

Advances

      The master servicer, in its sole discretion, may advance the interest component of any delinquent monthly payment (or any portion of it) by depositing the amount into the collection account by the related determination date. Advances are intended to maintain a regular flow of scheduled interest on the Notes rather than to guarantee or insure against losses. The master servicer may retain, from payments of interest on the mortgage loans in each Collection Period, any unreimbursed optional advance made by the master servicer.

                       Description of the Mortgage Loans

General

      The issuing entity expects that on the closing date or, if prefunding exists, at the end of the Funding Period, the Loan Pool Balance in the mortgage pool as of their cut-off dates will equal approximately $800 million. If on the closing date the aggregate initial principal balance of the LIBOR Notes exceeds the initial cut-off date principal balance of the initial mortgage loans, the prefunded amount (the "Prefunded Amount"), will be equal to the excess of the aggregate initial principal balance of the LIBOR Notes over the principal balance of the mortgage loans as of the initial cut-off date, will be deposited in an Additional Loan Account. The Prefunded Amount will not exceed 25% of the aggregate initial principal balance of the LIBOR Notes. The issuing entity will deposit the Prefunded Amount in an account (the "Additional Loan Account"). Subject to the conditions in the sale and servicing agreement, the Prefunded Amounts may be applied to the purchase of Additional Home Equity Loans for the issuing entity during the Funding Period.

      The mortgage loans to be included in the initial pool (the "initial mortgage loans") are mortgage loans originated by the sponsor and sold by the sellers to the depositor, and by the depositor to the issuing entity, on the closing date. If the sellers do not have the amount of mortgage loans that the depositor anticipates purchasing from the sellers and selling to the issuing entity on the closing date, the depositor may reduce the size of the offering of the LIBOR Notes, which may also affect the notional balance of the Class A-IO Notes. Likewise, if the sellers have in the aggregate more mortgage loans than anticipated, the depositor may increase the size of the offering of the class of LIBOR Notes. The initial principal balance of each class of the LIBOR Notes may not increase or decrease by more than 5%.

      Initially, the principal balance of the LIBOR Notes will equal the sum of the initial cut-off date principal balance of the initial mortgage loans and any Prefunded Amount that is deposited on the closing date in the Additional Loan Account to be used to acquire additional mortgage loans (the "Additional Home Equity Loans") for the issuing entity. Funds in the Additional Loan Account may be used after the closing date until the earlier of the date on which amounts held in the Additional Loan Account are less than $__________ and _________, 200_ (the "Funding Period"). Any funds remaining in the Additional Loan Account after the end of the Funding Period will be used to prepay the LIBOR Notes on the first payment date.

      The mortgage loans will be selected from among the outstanding home equity revolving credit line loan agreements in the Sponsor's portfolio that meet the criteria described in Annex I. No selection will be made in a manner that would adversely affect the interests of the noteholders.

      Under the purchase agreement, each seller will make certain representations and warranties to the depositor relating to, among other things, certain characteristics of the mortgage loans, its good title to them, and its right to affect their conveyance free of any lien or other encumbrance. The sponsor will make similar representations and warranties in the sale and servicing agreement for the benefit of the parties to the sale and servicing agreement. Subject to the limitations described under "Description of the Sale and Servicing Agreement--Assignment of Mortgage Loans," the sponsor will be obligated to repurchase or substitute a similar mortgage loan for any mortgage loan as to which there exists deficient documentation or as to which there has been an uncured breach of any representation or warranty relating to the characteristics of the mortgage loans that materially and adversely affects the interests of the Notes in that mortgage loan. See "Loan Program--Representations by Sellers; Repurchases" in the prospectus.

Mortgage Loan Terms

      General. A borrower may obtain an advance on a mortgage loan by writing a check, requesting a wire transfer, or using a credit card in a minimum amount of $[250]. The minimum amount for draws does not apply to borrowers that are access card holders. Except during the introductory rate period when the mortgage loan interest rate is fixed, the mortgage loans bear interest at a variable rate that changes with changes in the applicable index rate monthly on the first business day of the month preceding the due date. After the introductory rate period, the daily periodic rate on the mortgage loans (i.e., the loan rate) is the sum of the index rate plus the applicable margin, divided by 365. The index rate is based on the highest "prime rate" published in the "Money Rates" table of The Wall Street Journal as of the first business day of each calendar month.

      The combined loan-to-value ratio for a mortgage loan in second lien position is the credit limit for the related mortgage loan divided by the sum of the credit limit and the outstanding principal balance of any mortgage loan senior to the related mortgage loan as of the date of the related loan application.

      Countrywide generally offers introductory loan rates on its home equity lines of credit. The introductory rate applies to payments made generally during the first three months or first six months after origination. After the introductory period, the loan rate will adjust to the index rate plus the applicable margin.

      In general, the home equity loans may be drawn on during a draw period of five years. Home equity loans with a draw period of five years (which generally may be extendible for an additional five years, with Countrywide's approval) are expected to constitute approximately no less than 95% of the Loan Pool Balance to be included in the final mortgage loan pool. These mortgage loans are generally subject to a fifteen year repayment period following the end of the draw period. During this repayment period, the outstanding principal balance of the mortgage loan will be paid in monthly installments equal to 1/180 of the outstanding principal balance at the end of the draw period. A relatively small number of home equity loans are subject to a five, ten, or twenty year repayment period following the draw period during which the outstanding principal balance of the mortgage loan will be repaid in equal monthly installments. Approximately __.__% of the mortgage loans, by the Loan Pool Balance as of the statistical calculation date, require a balloon repayment at the end of the draw period.

      The minimum payment due during the draw period will be equal to the finance charges accrued on the outstanding principal balance of the home equity loan during the related billing period, any past due finance charges, and any other charges owed. The minimum payment due during the repayment period will be equal to the sum of the finance charges accrued on the outstanding principal balance of the mortgage loan during the related billing period, any amounts past due, any other charges owed, and the principal payment described in the preceding paragraph.

      The principal balance of a mortgage loan (other than a Liquidated Mortgage Loan) on any day is equal to:

       o for an initial mortgage loan, its principal balance as of the initial cut-off date, and for an Additional Home Equity Loan, its principal balance as of the subsequent cut-off date, plus

       o    any Additional Balances for the mortgage loan, minus

       o the sum of all collections credited against the principal balance of the mortgage loan in accordance with the related credit line agreement before the relevant day.

      The principal balance of a Liquidated Mortgage Loan after final recovery of related liquidation proceeds is zero.

Pool Characteristics

      Annex I provides certain statistical information based on outstanding principal balances as of the open of business on _________, 200_, which is the "Statistical Calculation Date," of a significant portion of the initial pool of mortgage loans expected to be transferred to the issuing entity on the closing date, except that remaining terms to scheduled maturity of the mortgage loans in Annex I have been rolled to show their terms to scheduled maturity from _________, 200_ instead of the Statistical Calculation Date. CWHEQ, Inc. believes that the information provided in Annex I as well as other information in this prospectus supplement describing the initial mortgage loans as of the Statistical Calculation Date is representative of the initial mortgage loans expected to be included in the initial mortgage loan pool transferred to the issuing entity on the closing date (the "Pool Characteristics").

      A detailed description of the mortgage loans actually delivered to the issuing entity on the closing date (the "Detailed Description") will be filed on Form 8-K with the Securities and Exchange Commission after the closing date. Additionally, in accordance with applicable securities laws, if there are material changes in material characteristics of the mortgage loan pool, the depositor will file on Form 8-K with the Securities and Exchange Commission additional information related to those material changes. The Detailed Description will include the information in the same categories that are presented in Annex I with respect to Statistical Calculation Date mortgage loan pool.

      None of the mortgage loans is delinquent as of the initial cut-off date.

      The Detailed Description is as of the initial cut-off date and consequently does not include any Additional Home Equity Loans purchased with the funds in the Additional Loan Account. In addition, due to the passage of time between the Statistical Calculation Date, and the initial cut-off date, it is expected that the Detailed Description will vary from the information provided in Annex I because mortgage loans continue to be repaid or drawn upon. After the end of the Funding Period, a detailed description of the mortgage loans, including the Additional Home Equity Loans, substantially in the form of the Detailed Description, will be available and filed on a Form 8-K with the Securities and Exchange Commission. The mortgage loans will have been originated pursuant to credit line agreements and will be secured by mortgages or deeds of trust. The mortgages and deeds of trust are second mortgages or deeds of trust on mortgaged properties expected to be located in 50 states plus the District of

Columbia. The mortgaged properties securing the mortgage loans will consist of residential properties that are primarily single family residences, individual units in planned unit developments, or condominium units.

The Loan Insurance Policy

      A second mortgage bulk insurance policy will be issued by United Guaranty to provide coverage if a borrower defaults on a mortgage loan covered by it and no exclusions are applicable. As of the end of the funding period, mortgage loans with principal balances equaling approximately __.__% of the sum of the aggregate initial cut-off date principal balance of the mortgage loans and any amounts deposited in the Additional Loan Account on the closing date will be selected for coverage. The mortgage loans covered by the second mortgage bulk insurance policy were selected by the loan insurer from the mortgage pool in accordance with its selection criteria. Subject to certain limitations, the second mortgage bulk insurance policy will be available to cover losses from failure by the borrowers to make scheduled payments on the covered mortgage loans that are not subject to a policy exclusion, up to an aggregate amount equal to __.__% of the aggregate cut-off date principal balance of the covered mortgage loans, which is expected to be $______. The co-trustee will be responsible for forwarding the aggregate premiums for the second mortgage bulk insurance policy as directed by the master servicer on behalf of the noteholders as provided in the indenture and the master servicer will receive and present claims with respect to that policy, and provide certain notices under the second mortgage bulk insurance policy on behalf of itself, the indenture trustee, the co-trustee, and the noteholders.

      The following summary describes certain provisions of the second mortgage bulk insurance policy. The summary does not purport to be complete and is subject to, and qualified in its entirety by reference to, the second mortgage bulk insurance policy.

      The second mortgage bulk insurance policy is not a blanket policy against loss, since claims under it may only be made for particular defaulted mortgage loans and only on satisfaction of certain conditions precedent. The original amount of coverage under the second mortgage bulk insurance policy will be reduced over the life of the Notes by the aggregate dollar amount of claims paid and certain reductions in the coverage of the second mortgage bulk insurance policy.

      Defaults giving rise to a claim under the second mortgage bulk insurance policy are:

       o the failure by a borrower to pay when due a nonaccelerated scheduled periodic payment due under the mortgage loan, or

       o the failure by a borrower to pay the outstanding balance if the mortgage loan has been accelerated due to a violation by the borrower of any due-on-sale clause.

            When a default occurs, the claim amount will be equal to the sum of

       o the unpaid principal balance on the mortgage loan, as of the date the last payment was made,

       o simple interest on the amount of unpaid principal balance from the date of default until the earlier of the date the claim is submitted or is required to be submitted at the lesser of the contract rate and eighteen percent, and

       o    up to $[350.00] of court expenses;

            less the sum of

       o the amount of all rents and other payments (excluding proceeds of fire and extended coverage insurance) collected or received from the mortgage loan or the mortgaged property,

       o    the amount of cash in any escrow account for the mortgage loan,

       o the amount of cash held as security for the mortgage loan and all sums as to which set-off is available, and

       o the amount paid under applicable fire and extended coverage policies in excess of the cost of restoring and repairing the mortgaged property that has not been applied to the payment of the mortgage loan.

      In calculating these amounts, the unpaid principal balance of a mortgage loan will not exceed the principal balance of the mortgage loan on the cut-off date plus any Additional Balances. The unpaid principal balance and interest will be reduced by any reduction in any insolvency proceeding and any reduction under the Servicemembers Civil Relief Act and will be subject to the provisions of the second mortgage bulk insurance policy on modifications of the terms of the covered mortgage loans. When a loss becomes payable, United Guaranty will pay the master servicer within 60 days after the master servicer has filed a claim in accordance with the second mortgage bulk insurance policy.

      The master servicer must file a claim within 30 days after a mortgage loan becomes six months in default or within 30 days after United Guaranty has elected to accelerate filing of a claim. If the master servicer fails to file a claim within the applicable time, the failure will be deemed to have been an election by the master servicer to waive any right to any benefit under second mortgage bulk insurance policy with respect to that mortgage loan. In addition, the master servicer must notify United Guaranty of covered mortgage loans as to which a default has existed for three months or a foreclosure proceeding has been commenced.

      The mortgage loan will be considered to remain in default until filing of a claim so long as the scheduled periodic payment has not been made or violation of the due-on-sale clause continues. For example, a mortgage loan is "four months in default" if the monthly installments due on January 1 through April 1 remain unpaid after the close of business on April 1 or if a basis for acceleration exists for a continuous period of four months.

      Claims involving certain specified circumstances are excluded from the coverage of the second mortgage bulk insurance policy. United Guaranty will not be liable for losses in connection with those claims except in certain circumstances when the amount by which the loss increased because of the excluded circumstances can be reasonably determined, in which case the loss will be reduced to the extent of that increased amount. The exclusions, more particularly described in the second mortgage bulk insurance policy, are:

       o any claim resulting from a failure of a borrower to make a balloon payment, which is any payment that is more than twice the size of a normal amortizing payment, other than due to acceleration of the mortgage loan;

       o any claim resulting from a default that occurred before coverage under the second mortgage bulk insurance policy began;

       o any claim resulting from a default that occurred in respect of a mortgage loan that was, or was ever, 30 days or more delinquent as of the cut-off date;

       o any claim involving incomplete or incorrect (in accordance with construction plans) construction on the mortgaged property; o any claim involving a lending transaction with the borrower materially different from the description to _________________ of the lending transaction;

       o any claim involving any dishonest, fraudulent, criminal, or knowingly wrongful act by the sponsor, the master servicer, any other insured or any other servicer; or any claim involving negligence of the sponsor or the master servicer;

       o any claim occurring when, at the time of default or thereafter, the servicer is not the master servicer on the closing date and the change in the servicer has not been approved by _____________;

       o any claim where there is physical damage to the mortgaged property and the mortgaged property has not been restored to its condition as of the effective date of the second mortgage bulk insurance policy, reasonable wear and tear excepted, or the property was not completed in accordance with the original construction plans;

       o any claim where there is environmental contamination affecting the mortgaged property, including nuclear reaction, radioactive containment, contamination by toxic waste, chemicals or other hazardous substance or other pollution, environmental or similar hazard not previously approved by _________________;

       o any claim if the combined loan-to-value exceeded the maximum percentage allowed at the time the mortgage loan was submitted to -----------------;

       o any claim involving a purchase money loan if the borrower did not make the stated down payment;

       o any claim, if the mortgage, executed by the borrower did not create at origination a second deed of trust (as defined in the second mortgage bulk insurance policy);

       o any claim resulting from a default occurring after any material breach by the master servicer in complying with the second mortgage bulk insurance policy with respect to the related mortgage loan;

       o any claim, if, under applicable law, the borrower successfully asserted or may have successfully asserted any defense against the issuer so as to release in whole or in part the borrower's obligation to repay the loan;

       o any claim if the mortgage loan did not meet the program criteria in effect at the time the related application was submitted to -----------------;

       o any claim if the master servicer does not provide United Guaranty with the mortgage loan file upon _________________'s request for it;

       o any claim if the master servicer did not file, where permitted and where a state does not require notification to the holder of a second mortgage, a request for notice of default or comparable form that provides for notice to the issuer if a default occurs on a first mortgage; and

       o any claim if the borrower obtains a disbursement of proceeds under the mortgage loan when the borrower is two months in default on the date the borrower receives the disbursement.

      The second mortgage bulk insurance policy will not provide coverage against hazard losses, special hazard losses, or bankruptcy losses. The hazard insurance policies covering the mortgage loans typically exclude from coverage physical damage resulting from a number of causes and, even when the damage is covered, may afford recoveries that are significantly less than full replacement or restoration cost from the damages.

      If the second mortgage bulk insurance policy is terminated for any reason other than the exhaustion of its coverage, or if the claims-paying ability rating of _________________ is reduced to "_" or below by [Rating Agency] or "__" or below by [Rating Agency], the master servicer will use its best efforts to obtain a comparable policy from an insurer that is acceptable to the rating agencies. The replacement policy will provide coverage equal to the then remaining coverage of the second mortgage bulk insurance policy if available. However, if the premium cost of a replacement policy exceeds the premium cost of the second mortgage bulk insurance policy, the coverage amount of the replacement policy will be reduced so that its premium cost will not exceed the premium cost of the second mortgage bulk insurance policy.

Conveyance of the Mortgage Loans

      The issuing entity may acquire Additional Home Equity Loans during the Funding Period. Each Additional Home Equity Loan will have been underwritten substantially in accordance with the criteria described under "The

Home Equity Loan Program--Underwriting Procedures Relating to Home Equity Loans." Additional Home Equity Loans may be purchased during the Funding Period using amounts on deposit in the Additional Loan Account at a cash purchase price of 100% of their principal balance on the related subsequent cut-off date. The amount paid from the applicable Additional Loan Account for Additional Home Equity Loans will not include accrued interest. Following each purchase of Additional Home Equity Loans, the Loan Pool Balance will increase by an amount equal to the aggregate principal balance of the Additional Home Equity Loans so acquired and the amount in the Additional Loan Account will decrease accordingly. Additional Home Equity Loans acquired by the issuing entity will be simultaneously pledged to the indenture trustee as part of the trust fund.

      Any transfer of Additional Home Equity Loans is subject to various conditions including:

       o that they satisfy substantially the same loan representations and warranties as the initial mortgage loans;

       o that they were identified by means of a selection process reasonably believed not to be adverse to the interests of the holders of the Notes or the Certificates;

       o that the indenture trustee receive opinions of counsel acceptable to each of them with respect to the validity of the transfer of, and the perfection of the security interest in, the Additional Home Equity Loans;

       o that as of the related subsequent cut-off date, each Additional Home Equity Loan satisfied the eligibility requirements that the initial mortgage loans had to satisfy on the closing date; and

       o that the transfer will not result in a reduction or withdrawal of the then current ratings of the Notes.

      The acquisitions of the Additional Home Equity Loans may occur in one or more closings after the closing date.

The Additional Loan Account

      The assets of the issuing entity will include an Additional Loan Account. The Additional Loan Account will contain on the closing date a maximum of 25% of the aggregate initial principal balance of the LIBOR Notes. The actual amount deposited in an Additional Loan Account will be the excess of the aggregate initial principal balance of the LIBOR Notes over the principal balance of the initial mortgage loans as of the initial cut-off date. Monies in the Additional Loan Account are expected to be used to purchase Additional Home Equity Loans during the Funding Period. The Additional Loan Account will be part of the trust and pledged to the indenture trustee. Any funds remaining on deposit in the Additional Loan Account at the end of the Funding Period will be used to prepay the LIBOR Notes on the first payment date. The amount on deposit in the Additional Loan Account may be invested in Eligible Investments. Net income on investment of funds in the Additional Loan Account will be paid to the master servicer, and will not be available for payment on the LIBOR Notes. The Additional Loan Account will not be an asset of any REMIC created pursuant to the trust agreement.

                    Maturity and Prepayment Considerations

      Holders of the LIBOR Notes will be entitled to receive on each payment date payments of principal in the amounts described under "Description of the Notes--Payments on the Notes," until the aggregate outstanding principal balance of the LIBOR Notes is reduced to zero. During the Managed Amortization Period, principal collections, will be applied first to fund by Additional Balances created during the related Collection Period, second to payment of any Net Draw amount, and third to the holders of the LIBOR Notes until the Transferor Interest is at least equal to the Overcollateralization Target Amount. The remaining principal collections generally will be paid to the issuing entity for distribution to the holders of the Certificates pursuant to the trust agreement. In addition, the funds remaining in the Additional Loan Account at the end of the Funding Period after the purchase of any Additional Home Equity Loans will be used to prepay the LIBOR Notes on the first payment date. The Class A-IO Notes are not entitled to any payments of principal.

      Principal collections will not be paid to the issuing entity for the benefit of the holders of the Transferor Interest unless the Transferor Interest is at least equal to the Overcollateralization Target Amount, but may be paid to purchase Additional Balances and to cover any outstanding Net Draw amount. The Overcollateralization Target Amount initially will be (i) before the Stepdown Date, __.__% of the sum of the aggregate Loan Pool Balance as of the cut-off date and any funds deposited in the Additional Loan Account on the closing date and (b) on or after the Stepdown Date, the greater of (i) an amount equal to __.__% of the of the aggregate Loan Pool Balance for that payment date and (ii) the OC Floor. If a Trigger Event is in effect on any payment date, the Overcollateralization Target Amount will be the Overcollateralization Target Amount as in effect for the prior payment date. See "Overcollateralization Target Amount," "Stepdown Date," "Trigger Event," and "OC Floor" under "Description of the Notes--Glossary of Key Terms."

      On any payment day during the Rapid Amortization Period on which no Rapid Amortization Event exists, principal collections will be allocated between the LIBOR Notes and the outstanding Net Draws, pro rata based on their outstanding amounts on the payment date. The amount allocated to the Net Draws will be paid to the issuing entity for distribution to the holder of the Class R-[1] Certificates pursuant to the trust agreement and the amount allocated to the Notes will be first paid as principal to the holders of the LIBOR Notes until the Transferor Interest is at least equal to the Overcollateralization Target Amount and second any remaining amount to the issuing entity for distribution to the holders of the Class C Certificates pursuant to the trust agreement.

      On any payment date on which a Rapid Amortization Event exists, all principal collections will be applied to pay principal on the LIBOR Notes, and allocations of principal collections may result in payments of principal to the holders of the LIBOR Notes in amounts that are greater relative to the declining balance of the mortgage loans.

      In addition, Investor Interest Collections may be paid as principal of the LIBOR Notes in connection with the Accelerated Principal Payment Amount after the sixth payment date. Moreover, to the extent of losses allocable to the LIBOR Notes, holders of the LIBOR Notes may also receive the amount of those losses as payments of principal from Excess Cashflow or the Subordinated Transferor Collections. The level of losses on the mortgage loans may therefore affect the rate of payment of principal on the LIBOR Notes.

      After the closing date, the Net Draw amount will increase to the extent obligors make more draws than principal payments on the mortgage loans. The sale and servicing agreement and the indenture permit the holders of the Class R-[1] Certificates, at their option, but subject to the satisfaction of certain conditions specified in the sale and servicing agreement, to remove mortgage loans and release them from the lien of the indenture at any time during the life of the Notes, to reduce the outstanding Net Draw amount to zero so long as the removal of the mortgage loans does not decrease the Transferor Interest or result in withholding or downgrading of the ratings then assigned to the Notes. Although the Net Draw amount is generally being repaid from principal collections before payment of principal on the LIBOR Notes, in certain circumstances where the Net Draw amount is paid from principal collections on a pro rata basis with the LIBOR Notes, removals of mortgage loans may affect the rate at which principal is distributed to the LIBOR Notes by reducing the Loan Pool Balance and, therefore, the amount of principal collections. See "Description of the Sale and Servicing Agreement--Optional Transfers of Mortgage Loans."

      All of the mortgage loans may be prepaid in full or in part at any time. Mortgage loans secured by mortgaged properties in some jurisdictions may be subject to account termination fees to the extent permitted by law. In general, account termination fees do not exceed $[350] and do not apply to accounts terminated after a date designated in the related credit line agreement that, depending on the jurisdiction, ranges between six months and five years following origination. The prepayment experience of the mortgage loans will affect the weighted average life of the LIBOR Notes.

      The rate of prepayment on the mortgage loans cannot be predicted. Generally, it is assumed that home equity revolving credit lines are not viewed by borrowers as permanent financing. Accordingly, the mortgage loans may experience a higher rate of prepayment than traditional first mortgage loans. On the other hand, because the mortgage loans amortize as described under "Description of the Mortgage Loans--Mortgage Loan Terms," rates of principal payments on the mortgage loans will generally be slower than those of traditional fully-amortizing first mortgages in the absence of prepayments on the mortgage loans. The prepayment experience of the mortgage loans may be affected by a wide variety of factors, including general economic conditions, prevailing interest rate levels, the availability of alternative financing, homeowner mobility, the frequency and amount of any future draws on the credit line agreements, and changes affecting the deductibility for federal income tax purposes of interest payments on home equity credit lines. Substantially all of the mortgage loans contain "due-on-sale" provisions, and the master servicer intends to enforce them unless

       o    enforcement is not permitted by applicable law or

       o the master servicer permits the purchaser of the related mortgaged property to assume the mortgage loan in a manner consistent with reasonable commercial practice.

            The enforcement of a "due-on-sale" provision will have the same effect as a prepayment of the related mortgage loan. See "Certain Legal Aspects of the Loans--Due-on-Sale Clauses" in the prospectus.

      The sellers are not required to deliver certain documents relating to the mortgage loans to the custodian until 30 days after the closing date (or in the case of Additional Home Equity Loans, until 30 days after they are acquired by the issuing entity). See "Description of the Sale and Servicing Agreement--Assignment of Mortgage Loans." If a seller fails to deliver all or a portion of the required documents for any mortgage loan to the custodian within the required period, the sponsor must accept the transfer of the mortgage loan from the issuing entity. The principal balance of any mortgage loan so transferred will be deducted from the Loan Pool Balance, thus reducing the amount of the Transferor Interest. If after the deduction the Transferor Interest would be less than the Overcollateralization Target Amount at the time, then a "Transfer Deficiency" will exist. The amount of the Transfer Deficiency is the lesser of (i) the principal balance of the mortgage loan transferred from the issuing entity and (ii) the excess of (a) the Overcollateralization Target Amount over (b) the Transferor Interest. If a Transfer Deficiency exists, the sponsor must transfer to the issuing entity Eligible Substitute Mortgage Loans or deposit into the collection account an amount equal to the excess of the Transfer Deficiency over the principal balance of any Eligible Substitute Mortgage Loans transferred to the issuing entity (the "Transfer Deposit Amount"). See "Description of the Sale and Servicing Agreement--Assignment of Mortgage Loans." Except to the extent substituted for by an Eligible Substitute Mortgage Loan, the transfer of the mortgage loan out of the trust fund by the issuing entity will be treated as a payment of principal of the mortgage loan.

      The yield to an investor who purchases a class of LIBOR Notes at a price other than par will vary from the anticipated yield if the actual rate of prepayment on the mortgage loans is different from the rate anticipated by the investor at the time the LIBOR Notes were purchased.

      Collections on the mortgage loans may vary because, among other things, borrowers may make payments during any month as low as the minimum monthly payment for the month or as high as the entire outstanding principal balance plus accrued interest and the fees and charges on the mortgage loan. Borrowers may fail to make scheduled payments. Collections on the mortgage loans may also vary due to seasonal purchasing and payment habits of borrowers.

Prepayment Model

      Prepayments of mortgage loans commonly are measured relative to a prepayment standard or model. The model used in this prospectus supplement assumes a constant prepayment rate ("CPR"), which represents an assumed rate of prepayment each month of the then outstanding principal balance of a pool of mortgage loans. CPR does not purport to be either a historical description of the prepayment experience of any pool of mortgage loans or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the mortgage loans. There is no assurance that prepayments will occur at any constant prepayment rate.

      While it is assumed that each of the mortgage loans prepays at the specified constant percentages, this is not likely to be the case. Moreover, discrepancies may exist between the characteristics of the actual mortgage loans that will be delivered to the issuing entity and characteristics of the mortgage loans used in preparing the tables.

Decrement Tables; Weighted Average Lives

      The tables below set forth the percentages of the initial principal balance of each class of LIBOR Notes that will be outstanding as of the twelfth payment date and every twelfth payment date thereafter at the respective percentages of the CPR. Those percentages have been rounded to the nearest whole percentages. In addition, the tables below set forth the weighted average lives of each class of LIBOR Notes to maturity and to optional termination at the respective percentages of the CPR. Each weighted average life of any LIBOR Note presented below is determined by (a) multiplying the amount of each principal payment by the number of years from the date of issuance to the related payment date, (b) adding the results, and
(c) dividing the sum by the initial respective principal balance for the class of LIBOR Notes. The following tables have been prepared on the basis of the following assumptions (collectively, the "Modeling Assumptions"):

       o    the mortgage loans prepay at the indicated percentage of CPR,

       o payments on the LIBOR Notes are received, in cash, on the [15]th day of each month, commencing in _____ 20__, in accordance with the payment priorities defined in this prospectus supplement,

       o no defaults or delinquencies in, or modifications, waivers or amendments respecting, the payment by the borrower of principal and interest on the mortgage loans occur,

       o scheduled payments are assumed to be received on the [15]th day of each month commencing in _____ 20__, and prepayments represent payment in full of individual mortgage loans and are assumed to be received on the last day of each month, commencing in _____ 20__, and include 30 days' interest thereon,

       o the prime rate remains constant at __.__% per annum, and the level of one-month LIBOR remains constant at __.__% per annum,

       o    the Notes are issued on _________, 200_,

       o the loan rate for each mortgage loan is adjusted on its next adjustment date (and on subsequent adjustment dates, if necessary) to equal the sum of

                o    the assumed level of the prime rate, and

                o the respective gross margin (such sum being subject to the applicable periodic adjustment caps and floors and the applicable lifetime adjustment caps and floors);

       o scheduled monthly payments on each mortgage loan will be adjusted in the month immediately following each related interest adjustment date (as necessary);

       o    there are no Prefunded Amounts;

       o    the master servicing fee is __.__% per annum;

       o the optional termination is exercisable when the LIBOR Notes are reduced to less than 10% of their aggregate initial principal balance;

       o during the first [six] payment dates no overcollateralization will be created;

       o    the Transferor Interest will initially equal zero;

       o the Pass-Through Margins for the LIBOR Notes remain constant at the rates applicable on or prior to the Optional Termination Date and the Pass-Through Margins for those Certificates are adjusted accordingly on any Distribution Date after the Optional Termination Date;

       o except as indicated with respect to the weighted average lives to maturity, the optional termination is exercised on the Optional Termination Date;

       o any Mortgage Loan with a remaining interest-only term greater than zero does not amortize during the remaining interest-only term, and at the end of the remaining interest-only term, will amortize in amounts sufficient to repay the current balance of any Mortgage Loan over the remaining term to maturity calculated at the expiration of the remaining interest-only term based on the applicable amortization method;

       o    Indenture Trustee Fee is assumed to be zero;

       o the draw rate remains constant at [10]% per annum and will not exceed the rate of prepayments on the mortgage loans; and

       o the mortgage loans have the approximate characteristics described below:

                  Adjusted Net                         Remaining        Remaining Term     Original
 Principal          Mortgage     Gross Mortgage    Amortization Term     to Maturity     Interest-Only     Age
 Balance($)         Rate(%)          Rate(%)           (months)            (months)      Term (months)  (months)
-----------    ---------------   --------------   ------------------   ---------------   -------------  ---------

                Initial                                        Maximum          Minimum
 Principal     Periodic     Subsequent          Gross      Mortgage Rate    Mortgage Rate    Months to Next
 Balance($)     Cap (%)   Periodic Cap (%)   Margin (%)         (%)              (%)        Rate Adjustment
-----------   ----------  ----------------   -----------   -------------    -------------  -----------------

                    Reset          Original       Current         Maximum
 Principal        Frequency       Draw Term     Utilization     Utilization
 Balance($)       (months)         (months)       Rate(%)         Rate (%)
-----------   ---------------   -----------    ------------    --------------


                                    Percentages of the Initial Principal Balances of the Notes
                                               at the Respective Percentages of CPR

                                                                     Class A
                                    --------------------------------------------------------------------
                                                                       CPR
Distribution Date                     [22]%     [25]%      [35]%     [40]%     [45]%     [50]%       [52]%
-----------------                     -----     -----      -----     -----    -----      -----      -----
Initial Percentage.................
_________, 200_....................
_________, 200_....................
_________, 200_....................
_________, 200_....................
_________, 200_....................
_________, 200_....................
_________, 200_....................
_________, 200_....................
_________, 200_....................
_________, 200_....................
_________, 200_....................

Weighted Average Life to Optional
Termination (in years).............
Weighted Average Life to Maturity
(in years).........................




                                                                 Class M-[1]
                                     ----------------------------------------------------------------------
                                                                     CPR
Distribution Date                     [22]%     [25]%      [35]%     [40]%     [45]%      [50]%      [52]%
-----------------                     -----     -----      -----     -----     -----     ------     ------
Initial Percentage.................
_________, 200_....................
_________, 200_....................
_________, 200_....................
_________, 200_....................
_________, 200_....................
_________, 200_....................
_________, 200_....................
_________, 200_....................
_________, 200_....................
_________, 200_....................
_________, 200_....................

Weighted Average Life to Optional
Termination (in years).............
Weighted Average Life to Maturity
(in years).........................



                                                                    Class M-[2]
                                       --------------------------------------------------------------------
                                                                        CPR
Distribution Date                      [22]%      [25]%      [35]%      [40]%     [45]%      [50]%     [52]%
-----------------                      -----      -----      -----      -----     -----      -----     -----
Initial Percentage..................
_________, 200_.....................
_________, 200_.....................
_________, 200_.....................
_________, 200_.....................
_________, 200_.....................
_________, 200_.....................
_________, 200_.....................
_________, 200_.....................
_________, 200_.....................
_________, 200_.....................
_________, 200_.....................

Weighted Average Life to Optional
Termination (in years)..............
Weighted Average Life to Maturity
(in years)..........................



                                                                    Class M-[3]
                                       --------------------------------------------------------------------
                                                                        CPR
Distribution Date                      [22]%      [25]%      [35]%      [40]%     [45]%      [50]%     [52]%
-----------------                      -----      -----      -----      -----     -----      -----     -----
Initial Percentage..................
_________, 200_.....................
_________, 200_.....................
_________, 200_.....................
_________, 200_.....................
_________, 200_.....................
_________, 200_.....................
_________, 200_.....................
_________, 200_.....................
_________, 200_.....................
_________, 200_.....................
_________, 200_.....................

Weighted Average Life to Optional
Termination (in years)..............
Weighted Average Life to Maturity
(in years)..........................



                                                               S-47


                                                                    Class M-[4]
                                       --------------------------------------------------------------------
                                                                        CPR
Distribution Date                      [22]%      [25]%      [35]%      [40]%     [45]%      [50]%     [52]%
-----------------                      -----      -----      -----      -----     -----      -----     -----
Initial Percentage..................
_________, 200_.....................
_________, 200_.....................
_________, 200_.....................
_________, 200_.....................
_________, 200_.....................
_________, 200_.....................
_________, 200_.....................
_________, 200_.....................
_________, 200_.....................
_________, 200_.....................
_________, 200_.....................

Weighted Average Life to Optional
Termination (in years)..............
Weighted Average Life to Maturity
(in years)..........................


                                                                    Class M-[5]
                                       --------------------------------------------------------------------
                                                                        CPR
Distribution Date                      [22]%      [25]%      [35]%      [40]%     [45]%      [50]%     [52]%
-----------------                      -----      -----      -----      -----     -----      -----     -----
Initial Percentage..................
_________, 200_.....................
_________, 200_.....................
_________, 200_.....................
_________, 200_.....................
_________, 200_.....................
_________, 200_.....................
_________, 200_.....................
_________, 200_.....................
_________, 200_.....................
_________, 200_.....................
_________, 200_.....................

Weighted Average Life to Optional
Termination (in years)..............
Weighted Average Life to Maturity
(in years)..........................


                                                                    Class M-[6]
                                       --------------------------------------------------------------------
                                                                        CPR
Distribution Date                      [22]%      [25]%      [35]%      [40]%     [45]%      [50]%     [52]%
-----------------                      -----      -----      -----      -----     -----      -----     -----
Initial Percentage..................
_________, 200_.....................
_________, 200_.....................
_________, 200_.....................
_________, 200_.....................
_________, 200_.....................
_________, 200_.....................
_________, 200_.....................
_________, 200_.....................
_________, 200_.....................
_________, 200_.....................
_________, 200_.....................

Weighted Average Life to Optional
Termination (in years)..............
Weighted Average Life to Maturity
(in years)..........................
        * less than 0.5% but greater than zero.


                                                                      Class B
                                       --------------------------------------------------------------------
                                                                        CPR
Distribution Date                      [22]%      [25]%      [35]%      [40]%     [45]%      [50]%     [52]%
-----------------                      -----      -----      -----      -----     -----      -----     -----
Initial Percentage..................
_________, 200_.....................
_________, 200_.....................
_________, 200_.....................
_________, 200_.....................
_________, 200_.....................
_________, 200_.....................
_________, 200_.....................
_________, 200_.....................
_________, 200_.....................
_________, 200_.....................
_________, 200_.....................

Weighted Average Life to Optional
Termination (in years)..............
Weighted Average Life to Maturity
(in years)..........................
        * less than 0.5% but greater than zero.


                                                                      Class A-IO
                                       --------------------------------------------------------------------
                                                                        CPR
Distribution Date                      [22]%      [25]%      [35]%      [40]%     [45]%      [50]%     [52]%
-----------------                      -----      -----      -----      -----     -----      -----     -----
Initial Percentage..................
_________, 200_.....................

Weighted Average Life to Optional
Termination (in years).............


Weighted Average Life to Maturity
(in years).........................


Yield Considerations Relating to the Class A-IO Notes

      Investors should note that the Class A-IO Notes are entitled to payments only through the payment date in _________, 200_. In addition, if at any time before _________, 200_, the notional amount of the Class A-IO Notes is reduced to the aggregate outstanding principal balance of the LIBOR Notes, the yield to investors in the Class A-IO Notes will be extremely sensitive to the rate and timing of principal payments on the mortgage loans (including prepayments, defaults and liquidations), which rate may fluctuate significantly over time. Further, if the optional termination date occurs before the payment date in _________, 200_ and the master servicer effects an optional termination of the trust fund, then the Class A-IO Notes will receive no further payments. Investors in the Class A-IO Notes should consider the risk that an extremely rapid rate of prepayments on the mortgage loans could result in the failure of such investors to fully recover their investments. Timing of changes in the rate of prepayments on the mortgage loans may significantly affect the actual yield to investors, even if the average rate of principal prepayments on the mortgage loans is consistent with the expectations of investors. Investors must make their own decisions as to the appropriate prepayment assumption to be used in deciding whether to purchase any Class A-IO Notes.

      The Class A-IO Notes receives payments of interest from interest collections on the mortgage loans. The yield to maturity on the Class A-IO Notes will be extremely sensitive to the level of prepayments on the mortgage loans. The faster that the mortgage loans prepay, the less interest the Class A-IO Note will receive. Furthermore, if the mortgage loans having higher rates prepay more rapidly than those having lower rates, the Weighted Average Net Loan Rate on the mortgage loans will decline, and thus, the rate at which interest accrues on the Class A-IO Notes is also likely to decline. Prospective investors should fully consider the risk associated with an investment in the Class A-IO Notes, including the possibility that if the rate of prepayments on the mortgage loans is faster than expected investors may not fully recover their initial investments.

      We cannot predict the level of prepayments that will be experienced by the trust fund and investors may expect that a portion of borrowers will not prepay their mortgage loans to any significant degree. See "Yield, Maturity and Prepayment Considerations" in the prospectus.

                                  Pool Factor

      The pool factor is a seven-digit decimal that the indenture trustee will compute monthly expressing the outstanding principal balance of the LIBOR Notes as of each payment date (after giving effect to any payment of principal of the LIBOR Notes on the payment date) as a proportion of the initial principal balance of LIBOR Notes. On the closing date, the pool factor the LIBOR Notes will be 1.0000000. See "Description of the Notes--Payments on the Notes." Thereafter, the pool factor for the LIBOR Notes will decline to reflect reductions in the outstanding principal balance.

      Pursuant to the sale and servicing agreement and the indenture, monthly reports concerning the pool factor and various other items of information for the Notes will be prepared by the master servicer and will be made available to the holders of the Notes on the indenture trustee's website. In addition, within [60] days after the end of each calendar year, beginning after the end of the _____ calendar year, information for tax reporting purposes will be made available to each person who has been a holder of Notes of record at any time during the preceding calendar year. See "Description of the Notes--Book-Entry Notes" and "Description of the Indenture--Reports to Noteholders."

                               Static Pool Data

      Certain static pool data with respect to the delinquency, cumulative loss and prepayment data for Countrywide is available online at [http://www.countrywidedealsdata.com?CWDD=_______]. This static pool data is not deemed part of the prospectus or the registration statement of which the prospectus is a part to the extent that the static pool data relates to:

       o prior securitized pools of Countrywide that do not include the mortgage loans and that were established before _________, 200_; or

       o in the case of information regarding the mortgage loans, information about the mortgage loans for periods before _________, 200_.

      We cannot assure you that the prepayment, loss, or delinquency experience of the mortgage loans sold to the issuing entity will be comparable to the historical prepayment, loss, or delinquency experience of any of the other securitized pools sponsored by Countrywide. In this regard, you should note how the characteristics of the mortgage loans in those securitized pools differ from the characteristics of the mortgage loans sold to the issuing entity. Such differences, along with the varying economic conditions to which those securitized pools were subject, may make it unlikely that the issuing entity's mortgage loans will perform in the same way that any of those pools has performed.

                           Description of the Notes

General

      The Notes will be issued pursuant to the indenture. We summarize below the material terms and provisions pursuant to which the Notes will be issued. The summaries are subject to, and are qualified in their entirety by reference to, the indenture. When particular provisions or terms used in the indenture are referred to, the actual provisions (including definitions of terms) are incorporated by reference. We will file a final copy of the indenture after the issuing entity issues the Notes.

      The Revolving Home Equity Loan Asset Backed Notes, Series 200_-_ will consist of: the Class A, Class A-IO, Class M-[1], Class M-[2], Class M-[3], Class M-[4], Class M-[5], Class M-[6], and Class B Notes. In addition, the issuing entity will also issue the following classes of Certificates pursuant to the trust agreement: the Class C, the Class R-[1], and the Class R-[2] Certificates.

      When describing the Notes and the Certificates in this prospectus supplement we use the following terms:

       Designation                     Class of Certificates
------------------------   -------------------------------------------
Notes:                     Senior Notes and Subordinate Notes
Senior Notes:              Class A Notes and Class A-IO Notes
Class M Notes:             Class M-[1], Class M-[2], Class M-[3], Class M-[4],
                           Class M-[5], and Class M-[6] Notes
Certificates:              Class C Certificates, Class R-[1] Certificates, and
                           Class R-[2] Certificates
Subordinate Notes:         Class M Notes and Class B Notes
LIBOR Notes:               Class A Notes and Subordinate Notes
Transferor Interest:       Class C Certificates
Securities:                Notes and Certificates


      The Notes are offered under this prospectus supplement. The Certificates are not offered under this prospectus supplement.

      The Notes and the Certificates are generally referred to as the following types:

         Class                              Type
------------------------    -------------------------------------------
Senior Notes:               Class A - [Senior/Adjustable Rate]
                            Class A-IO - [Senior/Notional/Adjustable Rate]
Subordinate Notes:          [Subordinate/Adjustable Rate]

         Class                              Type
------------------------    -------------------------------------------
Class C Certificates:       [Residual/Transferor Interest]
Class R-[1] Certificates:   [REMIC residual/Accretion]
Class R-[2] Certificates:   [REMIC Residual]

      Payments on the Notes will be secured by the grant of a first priority security interest in the mortgage loans to the indenture trustee. Any information in this prospectus supplement with respect to the Certificates is provided only to permit a better understanding of the Notes.

      Definitive notes, if issued, will be transferable and exchangeable at the corporate trust office of the indenture trustee, which will initially maintain the note register for the Notes. See "--Book-Entry Notes" below. No service charge will be made for any registration of exchange or transfer of Notes, but the indenture trustee may require payment of a sum sufficient to cover any tax or other governmental charge.

      The aggregate initial principal balance of the LIBOR Notes is expected to equal approximately $______.

      The Class A-IO Notes will not have principal balances and their holders will not be entitled to distributions of principal. The notional balance of the Class A-IO Notes will be the lesser of the scheduled balance defined under "Description of the Notes--Payments on the Notes--Class A-IO Notional Balance and Note Rate" and the Loan Pool Balance (excluding any amount of Net Draws).

      The Class R-[1] Certificates will not have an initial certificate principal balance and their principal balance from time to time and payments on them will be determined based on the outstanding Net Draws. The Class R-[2] Certificates will have an original principal balance of $[100] which is expected to be paid down to zero on the first payment date. Neither the Class R-[1] (including the related Net Draws) nor the Class R-[2] Certificates provides credit enhancement to the Notes.

      The principal amount of each class of LIBOR Notes on any payment date is equal to the initial principal balance of that class of LIBOR Notes minus the aggregate of amounts actually paid as principal of, and any Liquidation Loss Amount allocated on, that class of LIBOR Notes. See "--Payments on the Notes" below. The primary source of payment on each class of LIBOR Notes is the collections on the mortgage loans. See "Description of the Sale and Servicing Agreement--Allocation and Collections." The portion of the interest collections on the mortgage loans that are Investor Interest Collections will be paid in accordance with the order of priority described under "Description of the Notes--Payment of the Notes--Application of Investor Interest Collections" and the portion of the interest collections that are not Investor Interest Collections will be paid to the holders of the Transferor Interest and the Class R-[1] Certificates. During the Managed Amortization Period, principal collections on the mortgage loans that are not allocated to purchase Additional Balances will be allocated first to repay outstanding Net Draws (up to the a monthly cap of __.__% of the then aggregate outstanding principal balance of the LIBOR Notes) and second, to pay, pro rata, any remaining outstanding Net Draws and principal on the LIBOR Notes to the extent required to increase the Transferor Interest to an amount at least equal to the Overcollateralization Target Amount, and thereafter to the issuing entity for distribution to the holders of the Transferor Interest pursuant to the trust agreement. Each LIBOR Note represents the right to receive payments of interest at the applicable note rate and payments of principal as described under "--Application of Investor Interest Collections" and "--Application of Principal Collections" below.

      The Indenture requires that the Transferor Interest be increased to, and thereafter maintained at, the Overcollateralization Target Amount to the extent funds are available to do so. The Transferor Interest as of the closing date is at least zero, which is less than the initial Overcollateralization Target Amount, thus requiring an increase in the Transferor Interest on future payment dates after the sixth payment date until it equals the Overcollateralization Target Amount.

      The Overcollateralization Target Amount initially is approximately $______, which is approximately __.__% of the aggregate initial principal balance of all classes of LIBOR Notes. The Overcollateralization Target Amount may decrease as described in "Overcollateralization Target Amount," "Stepdown Date," "Trigger Event," and "OC Floor" under "Description of the Notes--Glossary of Key Terms." The owners of the Transferor Interest will initially be the sellers (or one of their affiliates). In general, the Loan Pool Balance will vary each day as principal is paid on the mortgage loans, liquidation losses on the mortgage loans are incurred, and Additional Balances on the mortgage loans are created by borrowers on those mortgage loans and transferred to the issuing entity.

      Certain Investor Interest Collections will be applied as a payment of principal of the LIBOR Notes after the sixth payment date after the closing date to decrease the outstanding principal balance of the LIBOR Notes until the difference between the Loan Pool Balance (reduced by outstanding Net Draws) and the aggregate outstanding principal balance of the LIBOR Notes is an amount equal to the Overcollateralization Target Amount for the payment date. The amount of the Investor Interest Collections so applied as a payment of principal on the LIBOR Notes is an "Accelerated Principal Payment Amount." The Accelerated Principal Payment Amount will not be paid as principal on the Notes on the first six payment dates and therefore the Transferor Interest is not expected to increase before the seventh payment date after the closing date. The requirement to increase the Transferor Interest to, and thereafter maintain it at, the applicable Overcollateralization Target Amount is not an obligation of the sponsor, any seller, the master servicer, the indenture trustee, or any other person.

      The Overcollateralization Target Amount may step down. The step down may result in the release of additional principal collections from the issuing entity to the holders of the Transferor Interest or removal of mortgage loans by the holders of the Transferor Interest in an amount up to the decrease in the Overcollateralization Target Amount, on payment dates occurring after the step down takes effect. See "Description of Notes--Payments on the Notes--Application of Principal Collections" and "Description of the Sale and Servicing Agreement--Optional Transfers of Mortgage Loans."

Book-Entry Notes

      The Notes will be book-entry notes. Persons acquiring beneficial ownership interests in the Notes may elect to hold their notes through The Depository Trust Company in the United States, or upon request Clearstream, Luxembourg or Euroclear in Europe, if they are participants of those systems, or indirectly through organizations that are participants in those systems. The book-entry notes will be issued in one or more notes that equal the aggregate principal balance or notional balance of the Notes and will initially be registered in the name of Cede & Co., the nominee of DTC. Clearstream, Luxembourg and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in Clearstream, Luxembourg's and Euroclear's names on the books of their respective depositaries, which in turn will hold positions in customers' securities accounts in the depositaries' names on the books of DTC. Citibank N.A. will act as depositary for Clearstream, Luxembourg and The Chase Manhattan Bank will act as depositary for Euroclear. Investors may hold beneficial interests in the book-entry Notes in minimum denominations representing note principal balances or notional balances of $25,000 and in multiples of $1,000 in excess of that. One investor in the book-entry Notes may hold a beneficial interest that is not an integral multiple of $1,000. Except as described below, no person, acquiring a book-entry note will be entitled to receive a definitive note representing the note. Until definitive Notes are issued, Cede & Co., as nominee of DTC, is expected to be the only "noteholder" of the Notes. Beneficial owners of the Notes will not be noteholders as that term is used in the indenture. Beneficial owners of the Notes are only permitted to exercise their rights indirectly through the participating organizations that use the services of DTC, including securities brokers and dealers, banks and trust companies, clearing corporations and certain other organizations, and DTC. See "Description of the Securities--Book-Entry Registration of Securities" in the prospectus.

Glossary of Key Terms

      "Available Transferor Subordinated Amount"--for each payment date is the lesser of the Overcollateralization Target Amount for the payment date, and

      o the Loan Pool Balance (minus Net Draws) for that payment date and any funds in the Additional Loan Account minus

      o the aggregate outstanding principal balance of the LIBOR Notes on the payment date (after giving effect to the payment of all amounts actually paid on the LIBOR Notes on that payment date).

      "Class A Principal Distribution Target Amount"--for any payment date means the excess of:

      o the principal balance of the Class A Notes before the payment date, over

      o the lesser of (i) __.__% of the Loan Pool Balance (minus Net Draws) for the payment date and (ii) the Loan Pool Balance (minus Net Draws) for the payment date minus the OC Floor.

            "Collection Period"--related to a payment date is the calendar month preceding the payment date or, in the case of the first Collection Period, the period beginning on the initial cut-off date and ending on the last day of _____ 20__.

            The "Excess Cashflow"--for any payment date is the sum of the amounts remaining at step (3) in "Description of the Notes--Application of Investor Interest Collections" and clause (1)(c) or 2(c), as applicable, in "Description of the Notes--Application of Investor Principal Collections."

            The "Initial Target Subordination Percentage" and "Stepdown Target Subordination Percentage"--for any class of Subordinate Notes are the respective percentages indicated in the following table:

                                        Initial Target         Stepdown Target
                                        Subordination           Subordination
                                          Percentage              Percentage
     Class M-[1]................            __.__%                  __.__%
     Class M-[2]................            __.__%                  __.__%
     Class M-[3]................            __.__%                  __.__%
     Class M-[4]................            __.__%                  __.__%
     Class M-[5]................            __.__%                  __.__%
     Class M-[6]................            __.__%                  __.__%
     Class B....................            __.__%                  __.__%

      The Initial Target Subordination Percentages will not be used to calculate payments on the Subordinate Notes, but rather are presented to provide a better understanding of the credit enhancement provided by the Subordinate Notes and the related overcollateralization amount. The Initial Target Subordination Percentage for any class of Subordinate Notes is equal to a fraction whose numerator is the sum of the aggregate initial principal balance of any classes of Notes subordinate to the subject class and the Initial Overcollateralization Target Amount and whose denominator is equal to the sum of the Loan Pool Balance as of the cut-off date and the amount deposited in the Additional Loan Account on the closing date.

      "Investor Floating Allocation Percentage"--for each payment date and class of LIBOR Notes is the lesser of 100% and a fraction, whose numerator is the aggregate outstanding principal balance of the LIBOR Notes immediately before that payment date and whose denominator is the Loan Pool Balance for the previous payment date plus the amount of funds in the Additional Loan Account.

      "Investor Interest Collections"--for each payment date is the sum of (i) the product of (a) the interest collections on the mortgage loans during the related Collection Period (including any amounts received under the second mortgage bulk insurance policy and the sponsor loss coverage obligation attributable to interest and excluding certain fees and premiums payable from interest collections), and (b) the Investor Floating Allocation Percentage for the payment date, and (ii) the deposits by the Master Servicer pursuant to
Section 3.03 of the sale and servicing agreement.

      "Investor Loss Amount"--for each payment date is the product of the Investor Floating Allocation Percentage for the payment date and the aggregate Liquidation Loss Amounts for Liquidated Mortgage Loans that became such during the related Collection Period.

      "Investor Loss Reduction Amount"--for each payment date is the portion of the Investor Loss Amount for all prior payment dates that has not been previously accounted for by

      o paying down the principal balance of the LIBOR Notes on a payment date (A) pursuant to step "second" under "Description of the Notes--Application of Excess Cashflow," or (B) from Subordinated Transferor Collections, or

      o     reducing the Transferor Interest.

      "Investor Principal Collections"--see "Description of Notes--Payments on the Notes--Application of Principal Collections."

      "Liquidated Mortgage Loan"--for each payment date is any mortgage loan in respect of which the master servicer has determined, based on the servicing procedures specified in the sale and servicing agreement, as of the end of the preceding Collection Period, that all liquidation proceeds that it expects to recover in the disposition of the mortgage loan or the related mortgaged property have been recovered.

      "Liquidation Loss Amount"--of a Liquidated Mortgage Loan is its unrecovered principal balance at the end of the Collection Period in which the mortgage loan became a Liquidated Mortgage Loan, after giving effect to its net liquidation proceeds and any amounts of principal received under the second mortgage bulk insurance policy and the sponsor loss coverage obligation.

      "Loan Pool Balance"--for each payment date is the aggregate of the principal balances of the mortgage loans as of the end of the related Collection Period. The principal balance of a mortgage loan (other than a Liquidated Mortgage Loan) on any day is equal to its cut-off date principal balance, plus any Additional Balances for the mortgage loan, minus all collections credited against the principal balance of the mortgage loan in accordance with the related credit line agreement before that day. The principal balance of a Liquidated Mortgage Loan after final recovery of related liquidation proceeds is zero.

      "Net Draws"--for a payment date is the aggregate amount of advances of funds made by the holder of the Class R-[1] Certificates to purchase Additional Balances minus the aggregate amount of principal collections on the mortgage loans previously paid to the Class R-[1] Certificates minus any Liquidation Loss Amount allocated thereto.

      "Net Draws Principal Payment"--for a payment date is the amount of principal collections applied on the payment date to the payment of outstanding Net Draws to the holder of the Class R-[1] Certificates.

      o during the Managed Amortization Period, the Net Draws Principal Payment for a payment date will be the least of

            (i)   Net Draws,

            (ii)  the available principal collections, and

            (iii) the sum of (a) available principal collections in an amount equal to __.__% of the principal balance of the LIBOR Notes for the payment date and (b) the remaining available principal collections (after that __.__%) times a fraction whose numerator is remaining Net Draws and whose denominator is the sum of remaining Net Draws and the aggregate principal balance of the LIBOR Notes,

      o during the Rapid Amortization Period if a Rapid Amortization Event is not continuing, the Net Draws Principal Payment for a payment date will be principal collections for the related Collection Period times a fraction whose numerator is Net Draws and whose denominator is the sum of Net Draws and the aggregate principal balance of the LIBOR Notes, and

      o so long as a Rapid Amortization Event has occurred and is continuing, the Net Draws Principal Payment for a payment date will be zero.

      For the purpose of this definition "available principal collections" are the remaining principal collections for the related Collection Period after their application for the purchase of Additional Balances by the issuing entity and "remaining Net Draws" is Net Draws minus __.__% of the principal balance of the LIBOR Notes for the payment date.

      "OC Floor"--is an amount equal to __.__% of the sum of the aggregate Loan Pool Balance as of the initial cut-off date plus the amount deposited in the Additional Loan Account on the closing date.

      "One Hundred and Eighty-Day Delinquency Rate"--for any payment date on or after the Stepdown Date is a fraction whose numerator is the aggregate outstanding principal balance of all mortgage loans 180 or more days delinquent as of the last day of the related Collection Period (including mortgage loans in foreclosure, bankruptcy, and REO properties) and whose denominator is the Loan Pool Balance (minus Net Draws) for that payment date.

      "Overcollateralization Target Amount"--for each payment date

      o before the Stepdown Date is __.__% of the sum of the aggregate Loan Pool Balance as of the initial cut-off date and any funds deposited in the Additional Loan Account on the closing date,

      o on or after the Stepdown Date is the greater of (i) __.__% of the Loan Pool Balance for that payment date and (ii) the OC Floor.

            If a Trigger Event is in effect on any payment date, then the Overcollateralization Target Amount will be the Overcollateralization Target Amount in effect for the prior payment date.

      "Principal Payment Amount"--for each class of Subordinate Notes and payment date means the excess of:

            (1)   the sum of

                  (a) the aggregate principal balance of any classes of LIBOR
            Notes that are senior to the subject class (in each case, after taking into account payments of the Principal Payment Amount for each senior class of LIBOR Notes for the payment date), and

                  (b) the principal balance of the subject class of LIBOR
            Notes immediately before the payment date, over

            (2)   the lesser of

                  (a) the product of (x) 100% minus the Stepdown Target
            Subordination Percentage for the subject class of Notes and (y) the aggregate Loan Pool Balance for the payment date (minus Net Draws), and

                  (b) the aggregate Loan Pool Balance for the payment date
            (minus Net Draws) minus the OC Floor.

      If a class of Subordinate Notes is the only class of Subordinate Notes outstanding on the payment date, that class will be entitled to receive the entire remaining Principal Payment Amount until its principal balance is reduced to zero.

      "Rapid Amortization Cumulative Loss Trigger Event"--for any payment date on or after the payment date in _____ 20__ a Rapid Amortization Cumulative Loss Trigger Event is in effect if (x) the aggregate amount of Liquidation Loss Amounts on the mortgage loans from the cut-off date for each mortgage loan to (and including) the last day of the related Collection Period exceeds
(y) that payment date's applicable percentage of the sum of the aggregate initial Loan Pool Balance as of the cut-off date and the amount deposited in the Additional Loan Account on the closing date, as set forth below:


Payment Date                                                       Percentage
------------                                                       ----------

_____ 20__ -- _____ 20__.........................................  __.__% with respect to _____ 20__, plus an additional 1/12th of __.__%  for each
                                                                   month thereafter through _____ 20__
_____ 20__ -- _____ 20__.........................................  __.__% with respect to _____ 20__, plus an additional 1/12th of __.__% for each month
                                                                   thereafter through _____ 20__
_____ 20__ -- _____ 20__.........................................  __.__% with respect to _____ 20__, plus an additional 1/12th of __.__% for each month
                                                                   thereafter through _____ 20__
_____ 20__ -- _____ 20__.........................................  __.__% with respect to _____ 20__, plus an additional 1/12th of __.__% for each month
                                                                   thereafter through _____ 20__
_____ 20__ and thereafter.......................................  __.__%


      "Rapid Amortization Delinquency Trigger Event"--for any payment date exists if:

        (x) the Rolling One Hundred and Eighty-Day Delinquency Rate for the outstanding mortgage loans equals or exceeds __.__%; or

        (y) the Rolling Three Hundred and Sixty-Day Delinquency Rate for the outstanding mortgage loans equals or exceeds __.__%.

      "Required Amount"--see "Limited Subordination of Transferor Interest" under "Description of the Notes."

      "Rolling One Hundred and Eighty-Day Delinquency Rate"--for any payment date on or after the Stepdown Date is the average of the One Hundred and Eighty-Day Delinquency Rates for the payment date and the six immediately preceding payment dates.

      "Rolling Sixty-Day Delinquency Rate"--for any payment date on or after the Stepdown Date is the average of the Sixty-Day Delinquency Rates for the payment date and the two immediately preceding payment dates.

      "Rolling Three Hundred and Sixty-Day Delinquency Rate"--for any payment date on or after the Stepdown Date is the average of the Three Hundred and Sixty-Day Delinquency Rates for the payment date and the twelve immediately preceding payment dates.

      "Senior Enhancement Percentage"--for any payment date on or after the Stepdown Date is a fraction:

      o   whose numerator is the excess of

          (a) the Loan Pool Balance (minus Net Draws) for the preceding payment date over

          (b) (i) before the principal balance of the Class A Notes has been reduced to zero, the principal balance of the Class A Notes, or (ii) after the principal balance of the Class A Notes have been reduced to zero, the principal balance of the most senior class of Subordinate Notes outstanding (prior to application of payments made on the Notes), and

      o whose denominator is the Loan Pool Balance (minus Net Draws) for the preceding payment date.

      "Sixty-Day Delinquency Rate"--for any payment date on or after the Stepdown Date is a fraction whose numerator is the aggregate outstanding principal balance of all mortgage loans 60 or more days delinquent as of the last day of the related Collection Period (including mortgage loans in foreclosure, bankruptcy, and REO properties) and whose denominator is the Loan Pool Balance (minus Net Draws) for the payment date.

      "Stepdown Cumulative Loss Trigger Event"--for any payment date on or after the Stepdown Date a Cumulative Loss Trigger Event is in effect if (x) the aggregate amount of Liquidation Loss Amounts on the mortgage loans from the cut-off date for each mortgage loan to (and including) the last day of the related Collection Period exceeds (y) that payment date's applicable percentage of the sum of the aggregate initial Loan Pool Balance as of the cut-off date and the amount deposited in the Additional Loan Account on the closing date, as set forth below:


Payment Date                                          Percentage
------------                                          -----------
____ 20__ -- _____ 20__.............................  __.__% with respect to _____ 20__, plus an additional 1/12th of __.__%  for each month thereafter through _____ 20__
_____ 20__ -- _____ 20__............................. __.__% with respect to _____ 20__, plus an additional 1/12th of __.__%  for each month thereafter through _____ 20__
_____ 20__ -- _____ 20__............................. __.__% with respect to _____ 20__, plus an additional 1/12th of __.__%  for each month thereafter through _____ 20__
_____ 20__ -- _____ 20__............................. __.__% with respect to _____ 20__, plus an additional 1/12th of __.__%  for each month thereafter through _____ 20__
_____ 20__ and thereafter...........................  __.__%


      "Stepdown Date"--is the earlier to occur of

      o the payment date on which the principal balance of the Class A Notes is reduced to zero, and

      o     the later to occur of

            (x)   the payment date in _____ 20__, and

            (y) the first payment date on which the principal balance of the Class A Notes (after calculating anticipated payments on the payment date) is less than or equal to __.__% of the Loan Pool Balance (minus Net Draws) for the payment date.

      "Stepdown Delinquency Trigger Event"--for any payment date on or after the Stepdown Date exists if

            (x) the Rolling Sixty-Day Delinquency Rate for the outstanding mortgage loans equals or exceeds __.__% of the Senior Enhancement Percentage for such payment date;

            (y) the Rolling One Hundred and Eighty-Day Delinquency Rate for the outstanding mortgage loans equals or exceeds __.__% ; or

            (z) the Rolling Three Hundred and Sixty-Day Delinquency Rate for the outstanding mortgage loans equals or exceeds __.__%.

      "Three Hundred and Sixty-Day Delinquency Rate"--for any payment date on or after the Stepdown Date is a fraction whose numerator is the aggregate outstanding principal balance of all mortgage loans 360 or more days delinquent as of the last day of the related Collection Period (including mortgage loans in foreclosure, bankruptcy, and REO properties) and whose denominator is the Loan Pool Balance (minus Net Draws) for the payment date.

      "Transferor Interest"--for any payment date is the excess of

      o the sum of the Loan Pool Balance (minus outstanding Net Draws) for that payment date plus any funds in the Additional Loan Account over

      o the aggregate outstanding principal balance of the LIBOR Notes (after giving effect to the payment of all amounts actually paid on the LIBOR Notes on that payment date).

      "Trigger Event"--is in effect with respect to any payment date on or after the Stepdown Date if either a Stepdown Delinquency Trigger Event is in effect with respect to that payment date or a Stepdown Cumulative Loss Trigger Event is in effect with respect to that payment date.

      "Unpaid Investor Interest Shortfall"--for each payment date and each class of LIBOR Notes means the aggregate amount of the accrued interest on the LIBOR Notes for a prior payment date that has not been paid to the holders of that class of LIBOR Notes.

Payments on the Notes

      Beginning with the first payment date, payments on the Notes will be made by the indenture trustee or a paying agent on each payment date to the persons in whose names the Notes are registered on the record date. The record date for book-entry notes (other than the Class A-IO Notes) is the close of business on the day before each payment date. The record date for physical notes and the Class A-IO Notes is the close of business on the last day of the month preceding each payment date. The term "payment date" means the fifteenth day of each calendar month or, if the fifteenth day of the month is not a business day, then the next business day after the fifteenth day of the month. Generally, payments on the Notes will be made by check or money order mailed to the address of the person entitled to it (which, in the case of book-entry notes, will be DTC or its nominee) as it appears on the note register on the record date. At the request of a holder of the LIBOR Notes owning at least $______ principal amount of LIBOR Notes or at the request of a holder of Class A-IO Notes, payments will be made by wire transfer or as otherwise agreed between the holder of the LIBOR Notes or the Class A-IO Notes, as applicable, and the indenture trustee. However, the final payment on the Notes upon redemption will be made only on their presentation and surrender at the office or the agency of the indenture trustee specified in the notice to noteholders of the final payment. A "business day" is any day other than a Saturday or Sunday or a day on which banking institutions in the states of New York, California, or Illinois are required or authorized by law to be closed.

      Application of Investor Interest Collections. On each payment date, the indenture trustee or a paying agent will apply the Investor Interest Collections for the payment date in the following order of priority:

      (1) first, to pay current interest and Unpaid Investor Interest Shortfall to the Class A-IO and Class A Notes, pro rata, based on their respective entitlements;

      (2) second, to pay current interest for the payment date, sequentially, to the Class M-[1], Class M-[2], Class M-[3], Class M-[4], Class M-[5], Class M-[6], and Class B Notes; and

      (3) third, to Excess Cashflow to be applied pursuant to "Description of the Notes--Application of Excess Cashflow" below.

            Interest will be paid on a class of LIBOR Notes on each payment date at the applicable note rate for the related Interest Period. The note rate for a payment date and a class of LIBOR Notes will be a per annum rate equal to the least of:

      (a)   the sum of

          o for any payment date after the first payment date, the London Interbank offered rate for one-month United States dollar deposits ("LIBOR") and for the first payment date, the interpolated one-month and two-month LIBOR, plus

          o    the margin for that class of the LIBOR Notes,

       (b) a per annum rate (the "Weighted Average Net Loan Rate") equal to the weighted average of the loan rates of the mortgage loans (weighted on the basis of the daily average balance of each mortgage loan during the related billing cycle before the Collection Period relating to the payment date), adjusted to an effective rate reflecting the accrual of interest based on the actual number of days in an interest period and a year assumed to consist of 360 days net of

          o    the Servicing Fee Rate, and

          o the rate at which the premium payable to the Loan Insurer is calculated, and

       (c)  [16.00]%.

      Class A-IO Notional Balance and Note Rate. On each of the payment dates commencing on the second payment date and ending on the sixth payment date (inclusive), Investor Interest Collections will be applied to pay the Class A-IO Notes. The Class A-IO Notes will accrue interest during the related Interest Period at the rate described below based on the "Class A-IO Notional Balance" which will be the lesser of the Class A-IO Scheduled Balance below and the Loan Pool Balance for the previous payment date less Net Draws.

      On the first payment date and on each payment date after the _____ 20__ payment date, the Class A-IO Notional Balance will be zero and, as a result, the Class A-IO Notes will receive interest only on the second through the sixth payment dates.

        --------------------     ------------------------------------
         Payment Date              Class A-IO Scheduled Balance ($)
        --------------------     ------------------------------------
             Second                            $______
             Third                             $______
             Fourth                            $______
             Fifth                             $______
             Sixth                             $______


      The Class A-IO Notional Balance will accrue interest during each of the second through the sixth Interest Periods at a rate equal to the lesser of

          o   [4.00]% per annum and

          o the Weighted Average Net Loan Rate of the mortgage loans minus the weighted average note rate of the LIBOR Notes for that Interest Period, adjusted to an effective rate reflecting the accrual of interest based on a 360-day year consisting of twelve 30-day months multiplied by a fraction whose numerator is the Loan Pool Balance for the previous payment date (minus Net Draws) and whose denominator is the Class A-IO Notional Balance.

      "Basis Risk Carryforward" for any class of LIBOR Notes and any payment date will equal the sum of

      (x) the excess of

          o the amount of interest that would have accrued on that class of LIBOR Notes during the Interest Period had interest been determined by reference to LIBOR plus its margin (but not at a rate in excess of [16.00]% per annum) over

          o the interest actually accrued on that class of LIBOR Notes during the Interest Period,

      (y) any Basis Risk Carryforward for that class of LIBOR Notes remaining unpaid from prior payment dates, and

      (z) interest on the amount in clause (y) at the applicable note rate (without regard to clause (b) of the definition of note rate).

      Basis Risk Carryforward Reserve Fund. The indenture will require the indenture trustee to establish an account on the closing date (the "Basis Risk Carryforward Reserve Fund"), which is held in trust by the indenture trustee on behalf of the holders of the LIBOR Notes and the Class C Certificates. On the Closing Date, the Issuer will cause $______ to be deposited in the Basis Risk Carryforward Reserve Fund. The Basis Risk Carryforward Reserve Fund will not be an asset of any REMIC.

      On each payment date, to the extent that excess cashflow is available following the application of any payments made under "fourth" under "Description of the Notes--Application of Excess Cashflow" below, the indenture trustee will deposit in the Basis Risk Carryforward Reserve Fund from excess cashflow any excess of $______ over the amount of funds on deposit in the Basis Risk Carryforward Reserve Fund following all other deposits to, and withdrawals from, the Basis Risk Carryforward Reserve Fund on the payment date.

      Interest on each of the LIBOR Notes for any payment date will accrue from the preceding payment date (or, in the case of the first payment date, from the closing date) through the day preceding the payment date (each period, an "Interest Period") on the basis of the actual number of days in the Interest Period and a 360-day year. Interest for each payment date will accrue on the related outstanding principal balance immediately before that payment date.

      Calculation of the LIBOR Rate. On each reset date, the indenture trustee shall determine LIBOR for the related Interest Period. The reset date for each Interest Period is the second LIBOR business day before the first day of the Interest Period. LIBOR for the first Interest Period will be determined on the second LIBOR business day before the closing date. As the first Interest Period will be more than one month but less than two months in duration, LIBOR for the first Interest Period will be determined by the method described below but based on interpolation by reference to the one month rate and the two month rate.

      LIBOR will equal the rate for United States dollar deposits for one month that appears on the Moneyline Telerate Screen Page 3750 as of 11:00 A.M., London time, on the reset date for an Interest Period. Moneyline Telerate Screen Page 3750 means the display designated as page 3750 on the Moneyline Telerate Service (or any page replacing page 3750 on that service for the purpose of displaying London interbank offered rates of major banks).

      If that rate does not appear on Moneyline Telerate Screen Page 3750 (or if that service is no longer offered, another service for displaying LIBOR or comparable rates selected by the depositor after consultation with the indenture trustee), the rate will be the reference bank rate. The reference bank rate will be determined on the basis of the rates at which deposits in United States dollars are offered by the reference banks as of 11:00 A.M., London time, on the reset date for the Interest Period to prime banks in the London interbank market for a period of one month in amounts approximately equal to the principal amount of the LIBOR Notes then outstanding. The reference banks will be three major banks that are engaged in transactions in the London interbank market selected by the depositor after consultation with the indenture trustee.

      The indenture trustee will request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two such quotations are provided, the rate will be the arithmetic mean of the quotations. If on the reset date fewer than two quotations are provided as requested, the rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the depositor after consultation with the indenture trustee, as of 11:00 A.M., New York City time, on the reset date for loans in United States dollars to leading European banks for a period of one month in amounts approximately equal to the principal amount of the LIBOR Notes then outstanding. If no such quotations can be obtained, the rate will be LIBOR for the preceding Interest Period.

      LIBOR business day means any day other than a Saturday or a Sunday or a day on which banking institutions in the State of New York or in the city of London, England are required or authorized by law to be closed.

      Transferor Collections. Collections allocable to the Transferor Interest will be paid to the holders of the Class C Certificates pursuant to their terms by the issuing entity under the trust agreement.

      Application of Principal Collections. The period beginning on the closing date and, unless a Rapid Amortization Event shall have earlier occurred, through and including the payment date in _____ 20__ is the "Managed Amortization Period." The amount of principal collections payable to the LIBOR Notes for each payment date (including any amounts received under the second mortgage bulk insurance policy and the sponsor loss coverage obligation attributable to principal) will be referred to as the "Investor Principal Collections."

      During the Managed Amortization Period, Investor Principal Collection will equal the lesser of

         o the excess of the amount of principal collections on the mortgage loans for the payment date (which, for the first payment date, include any amount remaining on deposit in the Additional Loan Account) ,over the aggregate of Additional Balances created on the mortgage loans during the Collection Period minus the Net Draws Principal Payment, and

         o the amount required to pay the LIBOR Notes to create, maintain or restore the Transferor Interest at the Overcollateralization Target Amount.

      Beginning with the first payment date following the end of the Managed Amortization Period (the "Rapid Amortization Period") and if no Rapid Amortization Event exists, Investor Principal Collection will equal the lesser of

         o the excess of the amount of principal collections on the mortgage loans for the payment date over the Net Draw
            Principal Payment, and

         o the amount required to pay the LIBOR Notes to create, maintain or restore the Transferor Interest at the Overcollateralization Target Amount.

      On any payment date on which a Rapid Amortization Event exists, Investor Principal Collection will equal all principal collections on the mortgage loans for the related Collection Period.

      The aggregate payments of principal to the holders of a class of LIBOR Notes will not exceed the initial principal balance of that class. After the occurrence of a Rapid Amortization Event neither the holders of the Transferor Interest nor the holder of the Class R-[1] Certificates representing Net Draws will be entitled to distributions of principal.

      On each payment date, the Investor Principal Collections are required to be paid as follows:

              (1) for each payment date before the Stepdown Date or on which a Trigger Event is in effect,

                   (a) first, to the Class A Notes, until their principal balance is reduced to zero,

                   (b) second, sequentially, to the Class M-[1], Class M-[2], Class M-[3], Class M-[4], Class M-[5], Class M-[6], and
           Class B Notes, in each case until their principal balance is reduced to zero,

                  (c) third, any remainder as part of the Excess Cashflow to be allocated as described under "Description of the Notes--Application of Excess Cashflow" below, and

              (2) for each payment date on or after the Stepdown Date and so long as a Trigger Event is not in effect,

                  (a) first, to the Class A Notes, the Class A Principal Distribution Target Amount until its principal balance is reduced to zero;

                  (b) second, sequentially, to the Class M-[1], Class M-[2],

              Class M-[3], Class M-[4], Class M-[5], Class M-[6], and Class B Notes, in that order, the Principal Payment Amount for that class, in each case until their principal balance is reduced to zero; and

                  (c) third, any remainder as part of the Excess Cashflow to be allocated as described under "Description of the Notes--Application of Excess Cashflow" below.

      The Net Draws Principal Payment payable with respect to outstanding Net Draws on each payment date before the occurrence of a Rapid Amortization Event will be paid to the issuing entity for distribution to the holders of the Class R-[1] Certificates pursuant to the trust agreement. Principal collections on the mortgage loans remaining after the payment of principal on the LIBOR Notes on each payment date before the occurrence of a Rapid Amortization Event will be allocated to the issuer for distribution to the holders of the Transferor Interest.

      After the occurrence of a Rapid Amortization Event, payments of principal collections from the mortgage loans may result in payments of principal to the LIBOR Notes in amounts that are greater relative to the declining balance of the mortgage loans than would be the case if the applicable Investor Floating Allocation Percentage were used to determine the percentage of principal collections paid to those holders of the LIBOR Notes.

      To the extent of funds are available therefor, on the payment dates specified for each class of LIBOR Notes in the table below, holders of the LIBOR Notes will be entitled to receive as a payment of principal an amount equal to the principal balance for their class.

                Class of Notes                  Maturity Date
          -------------------------     ------------------------------
           A......................              _____ 20__
           M-[1]..................              _____ 20__
           M-[2]..................              _____ 20__
           M-[3]..................              _____ 20__
           M-[4]..................              _____ 20__
           M-[5]..................              _____ 20__
           M-[6]..................              _____ 20__
           B......................              _____ 20__

      The actual final payment date with respect to each class of LIBOR Notes could occur significantly earlier than the applicable maturity date specified above because:

          o repayment of the mortgage loans are likely will be applied to the payment of their principal balance (subject to the application of principal collections to purchase
              Additional Balances and to pay the Net Draw Principal Payment as described above), and

          o the master servicer may purchase all the mortgage loans in the issuing entity when the Loan Pool Balance (minus Net Draws) is less than or equal to 10% of the aggregate initial principal balance of the LIBOR Notes.

      Application of Excess Cashflow. The "Excess Cashflow" with respect to any payment date is the sum of the amounts remaining as set forth in clause
(3) in "Description of the Notes--Application of Investor Interest Collections" and clause (1)(c) or (2)(c), as applicable, in "Description of the Notes--Application of Principal Collections".

      With respect to any payment date, any Excess Cashflow, will be paid to the classes of Notes in the following order of priority, in each case to the extent of the remaining Excess Cashflow:

          o first, after the sixth payment date, to the LIBOR Notes, the Accelerated Principal Payment Amount in the order of priority described under "Description of the Notes--Application of Principal Collections" above;

          o second, to pay to the Class A Notes any Investor Loss Amount for that class;

          o third, pay both (a) any Unpaid Investor Interest Shortfall, then (b) any Investor Loss Amount and Investor Loss Reduction Amount for each class of Subordinate Notes, in the following order, to the Class M-[1], Class M-[2], Class M-[3], Class M-[4], Class M-[5], Class M-[6] and Class B Notes;

          o fourth, to pay Basis Risk Carryforward for each class of LIBOR Notes, first pro rata based on the principal balances of each class to which any Basis Risk Carryforward is owed and second pro rata based on the amount of the remaining unpaid Basis Risk Carryforward, and third to restore the amount of the Basis Risk Carryforward Reserve Fund to $______; and

          o fifth, any remaining amount, to the issuing entity to apply to the Certificates pursuant to the trust agreement.
      The Paying Agent. The paying agent initially will be the indenture trustee. The paying agent shall have the revocable power to withdraw funds from the payment account for the purpose of making payments to the holders of the Notes.

Sponsor Loss Coverage Obligation

      Pursuant to its corporate guaranty (referred to as the sponsor loss coverage obligation), the sponsor will make payments to the issuing entity to the extent of claims that are partially or fully denied payment by the loan insurer due to certain exclusions from coverage in the second mortgage bulk insurance policy. The sponsor loss coverage obligation will not cover any mortgage loans that are not covered by the second mortgage bulk insurance policy. A claim for liquidation losses on a mortgage loan covered by the second mortgage bulk insurance policy that is denied payment by the loan insurer for any other reason or that is not of the insured perils covered by the second mortgage bulk insurance policy will not be payable by the sponsor. Until the amount of the sponsor loss coverage obligation has been reduced to zero, on any payment date the sponsor will pay an amount equal to the amount of the denied claims to the extent covered by the sponsor loss coverage obligation. The initial amount of the sponsor loss coverage obligation is $______ which is __.__% of the sum of aggregate initial cut-off date Loan Pool Balance and any amount deposited in the Additional Loan Account on the closing date. The amount of the sponsor loss coverage obligation is reduced (and will not be reinstated) by the aggregate amount of all payments of the sponsor loss coverage obligation made by the sponsor.

      The sponsor loss coverage obligation will be an unsecured general obligation of the sponsor, and will not be supported by any form of credit support. The long term debt obligations of the sponsor are currently rated "_" by [Rating Agency], "_" by Fitch, and "_" by [Rating Agency].

Limited Subordination of Transferor Interest

      If Investor Interest Collections paid on any payment date are insufficient to pay on that payment date (i) accrued interest due and any overdue accrued interest on the Class A-IO Notes, (ii) accrued interest due and any overdue accrued interest (with interest on overdue interest to the extent permitted by applicable law) on the LIBOR Notes, and (iii) the Investor Loss Amount (the insufficiency being the "Required Amount"), then the interest collections and principal collections allocable to the Transferor Interest (the "Subordinated Transferor Collections") will be applied to cover the Required Amount.

      The portion of the Required Amount in respect of Investor Loss Amount and Investor Loss Reduction Amount not covered by the Subordinated Transferor Collections will be allocated to reduce the Transferor Interest by reducing the balance of the Transferor Interest.

Excess Cashflow

      The indenture trustee will apply Investor Interest Collections on the mortgage loans as payments of principal on the LIBOR Notes to cover losses that would otherwise be allocated to the LIBOR Notes. On each of the payment dates from the second payment date through the sixth payment date, excess interest will be applied to pay interest on the Class A-IO Notes before it may be applied to cover losses on the mortgage loans.

Overcollateralization

      The mortgage loans are expected to generate more interest than is needed to pay monthly interest on the LIBOR Notes. Beginning on the payment date in _____ 20__, such "excess interest" will be used to make additional principal payments on the LIBOR Notes to reduce the aggregate principal balance of the LIBOR Notes below the aggregate outstanding Loan Pool Balance (minus Net Draws), thereby creating "overcollateralization." Overcollateralization is intended to provide limited protection to holders of the LIBOR Notes by absorbing the noteholders' share of losses from liquidated mortgage loans. On the closing date, the overcollateralization is expected to be approximately zero.

                         Description of the Indenture

      The payment provisions in the indenture are described under "Description of the Notes--Payments on the Notes" above. The following is a description of the other material provisions of the indenture. Wherever particular defined terms of the indenture are referenced, the defined terms are incorporated in this prospectus supplement by this reference. We will file a final copy of the indenture after the issuing entity issues the Notes.

Rapid Amortization Events

      The Managed Amortization Period will continue through and include the payment date in _____ 20__, unless a Rapid Amortization Event occurs before then. "Rapid Amortization Event" refers to any of the following events:

      (a) the failure of the sponsor or the master servicer

          o to make a payment or deposit required under the sale and servicing agreement within three business days after the date the payment or deposit must be made,

          o to cause the depositor to observe or perform in any material respect certain covenants of the depositor in the sale and servicing agreement, or

          o to observe or perform in any material respect any other covenants of the sponsor in the sale and servicing agreement, which failure materially and adversely affects the interests of the holders of the Notes and, with certain exceptions, continues unremedied for a period of 60 days after written notice;

      (b) any representation or warranty made by the sponsor or the depositor in the sale and servicing agreement proves to have been incorrect in any material respect when made and continues to be incorrect in any material respect for a period of 60 days after written notice and as a result of which the interests of the holders of the Notes are materially and adversely affected; except that a Rapid Amortization Event will not occur if the sponsor has purchased or made a substitution for the related mortgage loan or mortgage loans if applicable during the period (or within an additional 60 days with the consent of the indenture trustee) in accordance with the provisions of the sale and servicing agreement;

      (c) the occurrence of certain events of bankruptcy, insolvency, or receivership relating to the holder of the Class R-[1] Certificates or the depositor;

      (d) the issuing entity becomes subject to regulation by the Securities and Exchange Commission as an investment company within the meaning of the Investment Company Act of 1940; or

      (e) the Rapid Amortization Delinquency Trigger Event or the Rapid Amortization Cumulative Loss Trigger Event has occurred and is continuing.

      If any event described in clause (a), or (b) occurs, a Rapid Amortization Event will occur only if, after the applicable grace period, the indenture trustee, or the holders of the Notes holding Notes evidencing more than 51% of the Voting Rights, by written notice to the holders of the Transferor Interest, the depositor and the master servicer declare that a Rapid Amortization Event has occurred. If any event described in clause (c) or
(d) occurs, a Rapid Amortization Event will occur without any notice or other action on the part of the indenture trustee, the holders of the Notes immediately on the occurrence of the event.

      Notwithstanding the foregoing, if a conservator, receiver, or trustee-in-bankruptcy is appointed for the transferor and no Rapid Amortization Event exists other than the conservatorship, receivership, or insolvency of the transferor, the conservator, receiver, or trustee-in-bankruptcy may have the power to prevent the commencement of the Rapid Amortization Period.

Applied Liquidation Loss Amounts

      If on any payment date, after giving effect to the payments described above, the aggregate principal balance of the LIBOR Notes exceeds the sum of the aggregate outstanding Loan Pool Balance (minus Net Draws) and the amount on deposit in the Additional Loan Account, the amount of the excess will be applied first to reduce the principal balances of the Class B, Class M-[6], Class M-[5], Class M-[4], Class M-[3], Class M-[2] and Class M-[1] Notes, in that order, in each case until the principal balance of the class has been reduced to zero. After the principal balances of the Subordinate Notes have been reduced to zero, the amount of such excess will be applied to reduce the principal balance of the Class A Notes, until its principal balance has been reduced to zero. A reduction described in this paragraph is referred to as an "Applied Liquidation Loss Amount." On any payment date on which Net Draws exist, Liquidation Loss Amount will be allocated pro rata between the Class R-[1] Certificates (based on outstanding Net Draws) on the one hand and the sum of the principal balance of the LIBOR Notes and the Transferor Interest on the other hand.

      If the principal balance of a class of LIBOR Notes has been reduced through the application of Liquidation Loss Amounts as described above, interest will accrue on the principal balance as so reduced.

Reports to Noteholders

      Concurrently with each payment to the holders of the Notes, the master servicer will forward to the indenture trustee who will make available via its internet website to each holder of Notes a statement setting forth among other items:

      1. the Investor Floating Allocation Percentage for each class of LIBOR Notes for the preceding Collection Period;

      2. the amount being paid to each class of LIBOR Notes for that payment date;

      3. the amount of interest included in the payment for each class of LIBOR Notes and the related note rate;

      4. the amount of overdue accrued interest for each class of LIBOR Notes included in the payment (and the amount of interest or overdue interest to the extent permitted by applicable law);

      5. the amount of the remaining overdue accrued interest for each class of LIBOR Notes after giving effect to the payment;

      6. the amount of principal included in the payment for each class of LIBOR Notes;

      7. the amount of the reimbursement of previous Investor Loss Amount included in the payment for each class of LIBOR Notes;

      8. the amount of Basis Risk Carryforward paid for each class of LIBOR Notes and the amount of Basis Risk Carryforward accrued on that payment date for each class of LIBOR Notes;

      9. the amount of interest being paid to each component of the class A-IO Notes and in the aggregate.

      10.  the amount of the aggregate unreimbursed Investor Loss
           Amount, after giving effect to the payments on the LIBOR Notes on that payment date;

      11.  the servicing fee for the payment date;

      12. the outstanding principal balance and the pool factor for each class of LIBOR Notes, each after giving effect to the payment;

      13.  the Loan Pool Balance as of the end of the preceding
           Collection Period;

      14. the number and aggregate principal balances of the mortgage loans as to which the minimum monthly payment is delinquent (exclusive of foreclosures, bankruptcies, and REOs) for 30-59 days, 60-89 days, and 90 or more days, respectively, as of the end of the preceding Collection Period;

      15. with respect to the mortgage loans the book value of any real estate that is acquired by the issuing entity through foreclosure or bankruptcy or grant of deed in lieu of foreclosure;

      16. the amount of any payment under the sponsor loss coverage obligation and the remaining amount available under the sponsor loss coverage obligation;

      17. the amount of any payment under the second mortgage bulk insurance policy and the remaining amount available under the second mortgage bulk insurance policy;

      18. with respect to the first payment date, the number and aggregate balance of any mortgage loans for which certain documents as provided in the sale and servicing agreement were not delivered to the custodian within 30 days after the closing date;

      19.  the Net Draws; and

      20.  the amount being paid to the Class R-[1] Certificates.

      The amounts in clauses 3, 4, 5, 6, 7, and 8 above will be expressed as a dollar amount per $[1,000] increment of notes.

      The indenture trustee may also, at its option, make available to holders of Notes any additional files containing the same information in an alternative format.

      If the statement is not accessible on the indenture trustee's internet website, the indenture trustee will forward a hard copy of it to each holder of Notes, the master servicer, and the Rating Agencies immediately after the indenture trustee becomes aware that it is not accessible by any of them via its internet website. Assistance in using the indenture trustee's internet website may be obtained by calling the indenture trustee's customer service desk at (___) ___-____. The indenture trustee will notify each of the above in writing of any change in the address or means of access to the internet website where the statement is accessible.

      Within 60 days after the end of each calendar year, the master servicer will forward to the indenture trustee a statement containing the information in clauses 3 and 6 above aggregated for the calendar year.

Events of Default Under the Indenture

      Events of default under the indenture include:

  o a default in the payment of any principal or interest on any class of Notes when it becomes due and continuance of the default for five days;

  o failure by the issuing entity to perform in any material respect any of its obligations under the indenture (other than a covenant covered in the preceding bullet point) or the breach of a representation or warranty of the issuing entity under the indenture, that continues unremedied for sixty days after notice of it is given; and

  o certain events of bankruptcy, insolvency, receivership, or liquidation of the issuing entity.

      With respect to any failure by the issuing entity to perform in any material respect its obligations under the indenture as described in the second bullet above, the issuing entity is required to deliver to the indenture trustee, within five days after its occurrence, notice of any event that is, or with notice or lapse of time or both would become an event of default, its status, and what action the issuing entity is taking or proposes to take with respect to the event.

Voting Rights

      Holders of the Class A-IO Notes will be allocated [1]% of all voting rights in respect of the Notes (collectively, the "Voting Rights"), and holders of the other classes of LIBOR Notes will be allocated the remaining Voting Rights in proportion to their respective outstanding principal amounts.

      Voting Rights will be allocated among the Notes of each class in accordance with their respective Percentage Interests. The "Percentage Interest" with respect to class of Notes, is the percentage derived by dividing the denomination of the Note by the aggregate denominations of all Notes of its class.

Remedies on Event of Default Under the Indenture

      If an event of default under the indenture has occurred and is continuing either the indenture trustee or holders of Notes representing not less than 51% of the Voting Rights may declare the unpaid principal amount of the Notes together with accrued interest through the date of acceleration payable immediately, by a notice in writing to the issuing entity (and to the indenture trustee if given by noteholders). A declaration of acceleration may be rescinded by holders of Notes representing not less than 51% of the Voting Rights. Although a declaration of acceleration has occurred, the holders of the Notes representing not less than 51% of the Voting Rights may elect not to liquidate the assets of the issuing entity if the assets are generating sufficient cash to pay interest and principal as it becomes due without taking into account the declaration of acceleration.

      The indenture trustee may not sell or otherwise liquidate the assets of the issuing entity following an event of default unless

   o  the holders of 100% of the Voting Rights, or

   o the proceeds of the sale or liquidation are sufficient to pay all amounts due to the holders of the LIBOR Notes, or

   o the indenture trustee determines that the trust fund would not be sufficient on an ongoing basis to make all payments on the Notes as they become due and the indenture trustee obtains the consent of a majority of the Voting Rights.

      No holders of Notes may institute any proceeding with respect to the indenture unless the holders of Notes has previously notified the indenture trustee of a continuing event of default and unless holders of Notes representing not less than 51% of the Voting Rights have requested the indenture trustee to institute the proceeding and have offered the indenture trustee reasonable indemnity, and the indenture trustee for 60 days has failed to institute the proceeding.

Certain Matters Regarding the Indenture Trustee

      The indenture trustee will not be liable for any error of judgment made in good faith by its responsible officers unless it is proved that the indenture trustee was negligent in ascertaining the pertinent facts. The indenture trustee will not be liable for any action it takes or omits to take in good faith in accordance with the direction received by it from holders of Notes representing not less than 51% of the Voting Rights relating to the method and place of conducting any proceeding for any remedy available to the indenture trustee with respect to the Notes or exercising any right conferred on the indenture trustee under the indenture or the sale and servicing agreement. However, the indenture trustee generally may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct.

      The indenture trustee and any of its affiliates may hold Notes in their own names or as pledgees. To meet the legal requirements of certain jurisdictions, the indenture trustee and the issuing entity jointly may appoint co-trustees or separate trustees approved by the master servicer of any part of the trust fund under the indenture. All rights and obligations conferred or imposed on the indenture trustee by the indenture will be conferred or imposed on any separate trustee or co-trustee.

      In any jurisdiction in which the indenture trustee is unable to perform certain acts, the separate trustee or co-trustee will perform the acts solely at the direction of the indenture trustee. _________________, in its capacity as Co-Trustee, will only have the obligations described below.

      Pursuant to the indenture, _________________ will be appointed as Co-Trustee to enter into the second mortgage bulk insurance policy for the benefit of the noteholders. Except with respect to holding the second mortgage bulk insurance policy for the benefit of the noteholders and forwarding the aggregate premium payments as directed by the master servicer, the Co-Trustee will not have any of the duties of the indenture trustee and will have no other obligations under the indenture or any other transaction document. _________________ is an affiliate of the Indenture Trustee.

Duties of the Indenture Trustee

      The indenture trustee will make no representations about the validity or sufficiency of the indenture, the Notes (other than their execution and authentication) or of any mortgage loans or related documents, and will not be accountable for the use or application by the depositor or the master servicer of any funds paid to the depositor or the master servicer on the mortgage loans, or the use or investment of any monies by the master servicer before and after being deposited into a collection account. So long as no event of default under the indenture has occurred and is continuing, the indenture trustee will be required to perform only those duties specifically required of it under the indenture and the sale and servicing agreement. Generally, those duties will be limited to the receipt of the various certificates, reports or other instruments required to be furnished to the indenture trustee under the indenture, in which case it will only be required to examine them to determine whether they conform on their face to the requirements of the indenture and the sale and servicing agreement. The indenture trustee will not be charged with knowledge of the occurrence of any occurrence that, with notice or lapse of time or both, would become an event of default under the indenture, a Rapid Amortization Event or a failure by the master servicer to perform its duties under the sale and servicing agreement unless a responsible officer of the indenture trustee has actual knowledge thereof.

Amendment

      The indenture provides that, without the consent of any holders of Notes but with notice to each Rating Agency, the issuing entity, the Co-Trustee, and the indenture trustee may enter into one or more supplemental indentures, in form satisfactory to the indenture trustee, for any of the following purposes:

   o to correct or amplify the description of any property at any time subject to the lien of the indenture, or to confirm to the indenture trustee any property subject or required to be subjected to the lien of the indenture, or to subject additional property to the lien of the indenture;

   o to evidence the succession of another person to the issuing entity pursuant to the indenture and the assumption by the successor of the covenants of the issuing entity under the indenture and the Notes;

   o to add to the covenants of the issuing entity for the benefit of the holders of Notes, or to surrender any right of the issuing entity in the indenture;

   o to convey, transfer, assign, mortgage, or pledge any property to the indenture trustee;

   o  to cure any ambiguity or mistake;

   o to correct or supplement any provision in the indenture or in any supplemental indenture that may be inconsistent with any other provision in the indenture or in any supplemental indenture or other transaction documents;

   o  to conform the indenture to this prospectus supplement;

   o to modify, eliminate, or add to the provisions of the indenture as required by any rating agency to maintain or improve any rating of the Notes; to comply with any requirement imposed by the Code; or to comply with any rules or regulations of the SEC;

   o to provide for the acceptance of the appointment of a successor trustee under the indenture and to add to or change any of the provisions of the indenture necessary to facilitate the administration of its trusts by more than one trustee; or

   o to modify, eliminate, or add to the provisions of the indenture to the extent necessary to effect the qualification of the indenture under the Trust Indenture Act of 1939, as amended (the "TIA") or under any similar federal statute enacted after the date of the indenture and to add to the indenture other provisions required by the TIA.

      The indenture also provides that without the consent of any holders of Notes, and provided that each Rating Agency has been given 10 days notice and has notified the issuing entity that the action will not result in a reduction or withdrawal of its then current rating of the Notes, the indenture trustee and the issuing entity may enter into a supplemental indenture to change in any manner the indenture or modify in any manner the rights of the holders of Notes under the indenture that does not adversely affect in any material respect the interest of any holders of Notes, except that, without the consent of each holder of Notes affected thereby no supplemental indenture pursuant to this provision may:

   o change the date of payment of any installment of principal of or interest on any Offered Note, or reduce its principal amount, its interest rate, or its redemption price, or change any place of payment where, or the coin or currency in which, any Offered Note or its interest is payable, or impair the right to institute suit for the enforcement of the provisions of the indenture requiring the application of funds available therefor to the payment of any such amount due on the Notes on or after the respective dates they become due (or in the case of redemption, after the redemption date);

   o reduce the percentage of the outstanding principal balances or notional balance of the Notes the consent of the holders of which is required for any supplemental indenture, or the consent of the holders of which is required for any waiver of compliance with provisions of the indenture or defaults under the indenture and their consequences or to direct the liquidation of the trust fund;

   o modify any provision of the amendment provisions of the indenture except to increase any percentage specified in the indenture or to provide that certain additional provisions of the indenture or the transaction documents cannot be modified or waived without the consent of each holder of Notes affected thereby;

   o modify any of the provisions of the indenture in such manner as to affect the calculation of the amount of any payment of interest due on any Notes or principal due on any LIBOR Notes on any payment date or affect the rights of the holders of Notes to the benefit of any provisions for the mandatory redemption of the LIBOR Notes in the indenture; or

   o permit the creation of any lien ranking before or on a parity with the lien of the indenture on any part of the trust fund (except any change in any mortgage's lien status in accordance with the sale and servicing agreement) or, except as otherwise permitted or contemplated in the indenture, terminate the lien of the indenture on any property at any time subject thereto or deprive any holder of Notes of the security provided by the lien of the indenture.

      No supplemental indentures will be entered into unless the indenture trustee shall have first received an opinion of counsel, which opinion shall not be an expense of the indenture trustee or the issuing entity, to the effect that entering into the supplemental indenture is permitted under the transaction documents and will not have any material adverse effect on the holders of the LIBOR Notes and will not cause the imposition of any tax on any REMIC or the holders of the Securities or cause any REMIC to fail to qualify as a REMIC at any time that any Securities are outstanding.

Satisfaction and Discharge of the Indenture

      The indenture will cease to be of further effect (except for certain exceptions specified in the indenture) and the indenture trustee, on demand of and at the expense of the issuing entity, will execute proper instruments acknowledging satisfaction and discharge of the indenture, when:

      1.  either:

          (A) all Notes previously authenticated and delivered have been delivered to the indenture trustee for cancellation (other than Notes that have been destroyed, lost, stolen, replaced, or paid as provided in the indenture and Notes for whose payment money has been deposited in trust or segregated and held in trust by the indenture trustee and later repaid to the issuing entity or discharged from the trust fund as provided in the indenture); or

          (B) all Notes not previously delivered to the indenture trustee for cancellation have become payable, will become payable at their scheduled maturity date within one year, or are to be called for redemption within one year under arrangements satisfactory to the indenture trustee for the giving of notice of redemption by the indenture trustee in the name, and at the expense, of the issuing entity, and the issuing entity has irrevocably deposited with the indenture trustee sufficient cash or direct obligations of or obligations guaranteed by the United States (which will mature before the date the amounts are payable), in trust for these purposes;

      2. the issuing entity has paid all other sums payable under the indenture by the issuing entity; and

      3. the issuing entity has delivered to the indenture trustee an officer's certificate, a counsel's opinion, and (if required by the TIA, the indenture trustee) and independent accountant's certificate each stating that all conditions precedent provided for in the indenture relating to the satisfaction and discharge of the indenture have been complied with.

Redemption of the LIBOR Notes

      The master servicer may purchase all the mortgage loans then owned by the issuing entity on any payment date on or after which the principal balance of the LIBOR Notes is less than or equal to [10]% of the aggregate initial principal balance of the LIBOR Notes. That purchase will result in the redemption of the LIBOR Notes in whole. The redemption price for the LIBOR Notes will be the aggregate outstanding principal balance plus aggregate accrued interest on the LIBOR Notes through the day before the redemption date plus interest accrued on the aggregate Unpaid Investor Interest Shortfall for the LIBOR Notes, to the extent legally permissible. No premium or penalty will be payable by the issuing entity in any redemption of the LIBOR Notes.

      Payment on the LIBOR Notes will only be made on presentation and surrender of the LIBOR Notes at the office or agency of the indenture trustee specified in the redemption notice. If all of the holders of LIBOR Notes do not surrender their Notes for final payment and cancellation by the redemption date, the indenture trustee will hold for the benefit of the holders of the LIBOR Notes and the issuing entity amounts representing the redemption price in the payment account not paid in redemption to holders of the LIBOR Notes.

The Indenture Trustee

      [TO BE PROVIDED BY THE INDENTURE TRUSTEE]

      The commercial bank or trust company serving as indenture trustee may own Notes and have normal banking relationships with the master servicer, any holder of all or part of the Transferor Interest, and their affiliates.

      The compensation of the indenture trustee will be separately agreed to between the master servicer and the indenture trustee and, to the extent not paid otherwise, will be payable from proceeds received from the enforcement of the indenture after an event of default under the indenture has occurred or, if such fund are insufficient, by the master servicer. Except as describe in this paragraph, the indenture trustee shall have no claim against the issuing entity or any of its assets (including the mortgage loans) for the payment of any of its fees and expenses. The indenture trustee is required to perform its duties under the transaction documents if its fees and expenses are not paid.

      The indenture trustee is required to be a corporation organized and doing business under the laws of the United States or any State, authorized under those laws to exercise trust powers, and have a combined capital and surplus of at least $______. The indenture trustee will comply with certain sections of the Trust Indenture Act of 1939 ("TIA") specified in the indenture. Whenever an indenture trustee ceases to meet these eligibility requirements, the indenture trustee will resign immediately in accordance with the indenture.

      The indenture trustee may resign at any time, in which event the issuing entity must appoint a successor indenture trustee with the consent of the holder of the Class C Certificate. The holders of Notes representing not less than 51% of the Voting Rights may remove the indenture trustee at any time and the issuing entity shall then appoint a successor indenture trustee. The issuing entity (or the transferor if the issuing entity fails to do so) shall remove the indenture trustee and appoint a successor if the indenture trustee ceases to be eligible to continue as such under the indenture, if the indenture trustee becomes insolvent, if the indenture trustee otherwise becomes incapable of acting, or, during the period in which the depositor is required to file Exchange Act reports with respect to the issuing entity, the indenture trustee fails to perform certain of its obligations with respect to such reporting and that failure is not remedied within the lesser of 10 calendar days or the period in which the applicable Exchange Act report can be filed timely (without taking into account any extensions).

      As a condition to the effectiveness of a resignation by the indenture trustee, the indenture trustee will provide written notice to the depositor of any successor indenture trustee and all information reasonably requested by the depositor in order to comply with the depositor's reporting obligation under Item 6.02 of Form 8-K with respect to the resignation of the indenture trustee.

      Any resignation or removal of the indenture trustee and appointment of a successor indenture trustee will not become effective until the later of the acceptance of the appointment by the successor indenture trustee and the successor providing the depositor all information reasonably requested by the depositor in order to comply with the depositor's reporting obligation under
Item 6.02 of Form 8-K with respect to a replacement trustee.

Ownership of the Residual Certificates

      On the Closing Date, the Class C Certificates and [99.99]% of the Class R-[1] Certificates will be acquired by CW Securities Holdings, Inc., an affiliate of the depositor, the sellers, the master servicer and the underwriter. CW Securities Holdings, Inc. may retain these Certificates or transfer any of them in other transactions.

      The indenture trustee will be initially designated as "tax matters person" under the trust agreement and the indenture and in that capacity will hold [0.01]% of the Class R-[1] and R-[2] Certificates. As tax matters person, the indenture trustee will be responsible for various tax administrative matters relating to the issuing entity, including the making of a REMIC election with respect to each REMIC and the preparation and filing of tax returns with respect to each such REMIC.

      The holders of the Transferor Interest and the Class R-[1] Certificates have the right to sell or pledge their interest in the Transferor Interest and the Class R-[1] Certificates, respectively, at any time, if

  o the rating agencies have notified the issuing entity and the indenture trustee in writing that the action will not result in the reduction or withdrawal of the ratings assigned to the Notes, and

  o certain other conditions specified in the trust agreement are satisfied.

The Co-Trustee

            [TO BE PROVIDED BY THE Co-TRUSTEE]

      Asset classes for which Chase serves as a trustee include residential mortgages, credit cards, auto loans, equipment loans and leases, home equity loans, and student loans.

      _________________, as Co-Trustee, may own securities and have normal banking relationships with the sponsor and master servicer, the indenture trustee, the transferor, and their affiliates. _________________ is an affiliate of the Indenture Trustee.

      The Co-Trustee may resign at any time, in which event the issuer must appoint a successor Co-Trustee with the consent of the transferor and the Loan Insurer. The issuer (or the transferor if the issuer fails to do so) shall remove the Co-Trustee and appoint a successor if the Co-Trustee becomes insolvent or if the Co-Trustee otherwise becomes incapable of acting. Any resignation or removal of the Co-Trustee and appointment of a successor Co-Trustee will not become effective until acceptance of the appointment by the successor Co-Trustee.

The Custodian

            [TO BE PROVIDED BY THE CUSTODIAN]

      Pursuant to the custodial agreement, the custodian will maintain continuous custody of the mortgage notes and the other documents included in the mortgage files related to the mortgage loans. The custodian will:

  o segregate the mortgage files from all other documents in the custodian's possession,

  o identify the mortgage files as being held, and hold the mortgage files, for the indenture trustee as secured party for the benefit of all present and future noteholders,

  o maintain at all times a current inventory of the mortgage files, and

  o secure the mortgage files in fire resistant facilities and conduct periodic physical inspections of them in accordance with customary standards for custody of this type.

      The custodian will promptly report to the issuing entity and the indenture trustee any failure on its part to hold the mortgage files as provided in the custodial agreement and promptly take appropriate action to remedy the failure.

      The master servicer, any holder of Transferor Interest, and their affiliates may maintain other banking relationships in the ordinary course of business with the custodian. The payment of the fees and expenses of the custodian is solely the obligation of the issuing entity.

      The custodial agreement contains provisions for the indemnification of the custodian for any loss, liability, or expense incurred without negligence, willful misconduct, or bad faith on its part, arising out of or in connection with the acceptance or administration of the custodial agreement.

      The custodian may resign immediately at any time by giving written notice thereof to the indenture trustee, master servicer, and the transferor. No resignation or removal of the custodian and no appointment of a successor custodian shall become effective until the acceptance of appointment by a successor custodian.

                Description of the Sale and Servicing Agreement

Assignment of Mortgage Loans

      At the time of issuance of the Notes, the depositor will transfer to the issuing entity, the amounts to be deposited into the Additional Loan Account, if any, and all of its interest in each mortgage loan acquired on the closing date (including any Additional Balances arising in the future), related credit line agreements, mortgages, and certain other related documents (collectively, the "Related Documents"), including all collections received on each mortgage loan after the initial cut-off date (exclusive of payments of accrued interest due on or before the initial cut-off date). The indenture trustee, concurrently with the transfer, will deliver the Notes to the depositor and the Transferor Interest and the Class R-[1] Certificates to its respective owner. Subsequent closings may occur for the purchase of Additional Home Equity Loans on dates specified by the depositor during the Funding Period. On those closing dates the depositor will transfer to the issuing entity all of its interest in the Additional Home Equity Loans being acquired by the issuing entity that day (including any Additional Balances arising in the future), the Related Documents, and all collections received on the Additional Home Equity Loans after the subsequent cut-off date. Each mortgage loan transferred to the issuing entity will be identified on a mortgage loan schedule delivered to the indenture trustee pursuant to the sale and servicing agreement. The mortgage loan schedule will include information as to the principal balance of each mortgage loan as of the initial cut-off date or subsequent cut-off date, as applicable, as well as information with respect to the loan rate.

      The sale and servicing agreement will require that Countrywide deliver to the depositor for delivery to the issuing entity, and the issuing entity will deliver to the custodian, the mortgage notes related to the mortgage loans endorsed in blank and the Related Documents

  o on the closing date, with respect to not less than 50% of the initial mortgage loans transferred to the issuing entity on the closing date;

  o not later than the twentieth day after the closing date, with respect to not less than an additional 40% of the initial mortgage loans transferred to the issuing entity on the closing date; and

  o not later than 30 days after the closing date, with respect to the remaining initial mortgage loans transferred to the issuing entity on the closing date.

  o on any subsequent transfer date, with respect to not less than 10% of the Additional Home Equity Loans transferred to the issuing entity on that subsequent transfer date; and

  o not later than the twentieth day after any subsequent transfer date, with respect to the remaining Additional Home Equity Loans transferred to the issuing entity on that subsequent transfer date.

      In lieu of delivery of original documentation, Countrywide may deliver documents that have been imaged optically on delivery of an opinion of counsel that the imaged documents are enforceable to the same extent as the originals and do not impair the enforceability of the transfer to the issuing entity of the mortgage loans, provided the retention of the imaged documents in the delivered format will not result in a reduction in the then current rating of the Notes.

      In addition, with respect to any of the mortgage loans, in lieu of transferring the related mortgage to the indenture trustee as one of the Related Documents, the depositor may at its discretion provide evidence that the related mortgage is held through the MERS(R) System. In addition, the mortgage for some or all of the mortgage loans in the trust fund that are not already held in the MERS(R) System may, at the discretion of the master servicer, in the future be held through the MERS(R) System. For any mortgage held through the MERS(R) System, the mortgage is recorded in the name of the Mortgage Electronic Registration System, Inc. or MERS(R), as nominee for the owner of the mortgage loan, and subsequent assignments of the mortgage were, or in the future may be, at the discretion of the master servicer, registered electronically through the MERS(R) System. For each of these mortgage loans, MERS(R) serves as a mortgagee of record on the mortgage solely as a nominee in an administrative capacity on behalf of the owner trustee, and does not have any interest in that mortgage loan.

      The sale and servicing agreement will not require Countrywide to record assignments of the mortgage loans to the owner trustee, or the indenture trustee so long as the rating of the long-term senior unsecured debt obligations of Countrywide are not withdrawn, suspended or do not fall below a rating of "____" by [Rating Agency] or "____" by [Rating Agency] or as long as no Event of Servicing Termination has occurred and not been waived. If Countrywide's long-term senior unsecured debt obligations rating does not satisfy the above-described standard (an "Assignment Event"), Countrywide will have 90 days to record assignments of the mortgages for each mortgage loan in favor of the indenture trustee (unless opinions of counsel satisfactory to the Rating Agencies to the effect that recordation of the assignments or delivery of the documentation is not required in the relevant jurisdiction to protect the interest of the indenture trustee in the mortgage loans).

      In accordance with the sale and servicing agreement and the custodial agreement, within 180 days of the closing date with respect to the initial mortgage loans and within 180 days of the relevant subsequent transfer date with respect to Additional Home Equity Loans, the custodian will review the mortgage loans and the Related Documents. If any mortgage loan or Related Document is found to be missing or otherwise defective in any material respect and the defect is not cured within 90 days following notification of it to the sponsor and the depositor by the indenture trustee, the sponsor must accept the transfer of the mortgage loan from the issuing entity. The principal balance of any mortgage loan so transferred will be deducted from the Loan Pool Balance, thus reducing the amount of the Transferor Interest. If the deduction would cause a Transfer Deficiency to exist, the sponsor must either transfer an Eligible Substitute Mortgage Loans to the issuing entity or make a deposit into the collection account of the Transfer Deposit Amount to the issuing entity. See "Transfer Deficiency" and "Transfer Deposit Amount" under Maturity and Prepayment Considerations." Except to the extent substituted for by an Eligible Substitute Mortgage Loan, the transfer of the mortgage loan out of the issuing entity will be treated under the sale and servicing agreement as a payment in full of the mortgage loan. Any Transfer Deposit Amount will be treated as principal collections. No transfer shall be considered to have occurred unless all required deposits to the collection account are actually made. The obligation of the sponsor to accept a transfer of a Defective Mortgage Loan and to make any required deposits are the sole remedies for any defects in the mortgage loans and Related Documents available to the owner trustee, the indenture trustee or the holders of the Notes. Any such mortgage loan shall only be substituted if such substitution occurs within two years of the Closing Date.

      An "Eligible Substitute Mortgage Loan" is a mortgage loan transferred to the trust by the sponsor in connection with the substitution of a Defective Mortgage Loan that must, on the date of its transfer to the trust,

   o have a principal balance (or in the case of a substitution of more than one mortgage loan for a Defective Mortgage Loan, an aggregate principal balance) outstanding that is not more than the Transfer Deficiency relating to the Defective Mortgage Loan;

   o have a loan rate not less than the loan rate of the Defective Mortgage Loan and not more than 1.00% in excess of the loan rate of the Defective Mortgage Loan;

   o have a loan rate based on the same index (prime rate) with adjustments to the loan rate made on the same Interest Rate
      Adjustment Date as that of the Defective Mortgage Loan;

   o have a FICO score not less than the FICO score of the Defective Mortgage Loan and not more than 50 points higher than the FICO score for the Defective Mortgage Loan;

   o have a margin that is not less than the margin of the Defective Mortgage Loan and not more than 100 basis points higher than the margin for the Defective Mortgage Loan;

   o have a mortgage of the same or higher level of priority as the mortgage relating to the Defective Mortgage Loan;

   o have a remaining term to maturity not more than six months earlier than the remaining terms to maturity of the Defective Mortgage Loan, not later than the maturity date of the LIBOR Notes, and not more than 60 months later than the remaining term to maturity of the Defective Mortgage Loan;

   o comply with each representation and warranty regarding the mortgage loans in the sale and servicing agreement (deemed to be made as of the date of transfer to the trust);

   o have an original combined loan-to-value ratio not greater than that of the Defective Mortgage Loan; and

   o satisfy certain other conditions specified in the sale and servicing agreement.

      The sponsor will make certain representations and warranties as to the accuracy in all material respects of certain information furnished to the indenture trustee, and the issuing entity with respect to each mortgage loan (e.g., cut-off date principal balance and loan rate). In addition, the sponsor will represent and warrant on the closing date, or on each subsequent transfer date with respect to each Additional Home Equity Loan, that at the time of transfer to the depositor, the sponsor has transferred or assigned all of its interest in each mortgage loan and the Related Documents, free of any lien. Upon discovery of a breach of any representation and warranty that materially and adversely affects the interests of the issuing entity, the indenture trustee, or the holders of the Notes in the related mortgage loan and Related Documents, the sponsor will have a period of 90 days after discovery or notice of the breach to effect a cure. If the breach cannot be cured within the 90-day period, the sponsor must accept a transfer of the Defective Mortgage Loan from the issuing entity. The same procedure and limitations as in the second preceding paragraph for the transfer of Defective Mortgage Loans will apply to the transfer of a mortgage loan that must be transferred because of a breach of a representation or warranty in the sale and servicing agreement that materially and adversely affects the interests of the holders of the Notes.

      Mortgage loans required to be transferred to the sponsor as described in the preceding paragraphs are referred to as "Defective Mortgage Loans."

Payments on Mortgage Loans; Deposits to Collection Account

      The master servicer will establish and maintain a collection account in trust for the holders of the Notes, and the Transferor Interest, as their interests may appear. The Collection Account will be an Eligible Account. The Collection Account will initially be established by the master servicer at Countrywide Bank, N.A., which is an affiliate of the master servicer. Generally, amounts representing administrative charges, annual fees, taxes, assessments, credit insurance charges, insurance proceeds to be applied to the restoration or repair of a mortgaged property, or similar items. The master servicer or the sponsor, as the case may be, are required to deposit or cause to be deposited in the collection account within two business days following its receipt the following payments and collections received or made by it (without duplication):

  o   all collections on the mortgage loans;

  o   Net Liquidation Proceeds;

  o proceeds from the second mortgage bulk insurance policy and the sponsor loss coverage obligation; and

  o any amounts received in connection with the optional redemption of the mortgage loans.

      The master servicer may retain, from payments of interest on the mortgage loans in each collection period, the related servicing fee for the collection period and any unreimbursed optional advance made by it.

      Not later than the business day immediately preceding each payment date, the master servicer will withdraw from the collection account and remit to the indenture trustee the amount to be applied on the related payment date by the indenture trustee pursuant to the indenture to the extent on deposit in the collection account, and the indenture trustee will deposit such amount in the payment account. Under the sale and servicing agreement, the sponsor is required to make deposits directly into the payment account (each, an "Interest Shortfall Deposit") to cover shortfalls in payment of interest owed to the noteholders.

      The sponsor will make such Interest Shortfall Deposits to offset shortfalls in interest payable to the noteholders

   o with respect to the first and second payment dates, if the shortfall is a result of the failure of any mortgage loans to be fully indexed,

   o with respect to the first payment date, if the shortfall is attributable to the prefunding mechanism, and

   o with respect to the first payment date, if the shortfall is attributable to the fact that the first interest period is longer than any other interest period.

      These payments will not cover borrower defaults, any interest shortfalls arising from any full or partial prepayment of mortgage loans, or any application of the Servicemembers Civil Relief Act. These payments are not recoverable from the issuing entity.

      Amounts deposited in the collection account may be invested by the master servicer in Eligible Investments maturing no later than one business day before the next payment date. Any income realized from these investments belong to the master servicer and any losses incurred on these investments that reduce principal will be deposited in the collection account by the master servicer out of its own funds. Any income realized on amounts deposited in the payment account will belong to the master servicer. Not later than the third business day before each payment date (the "Determination Date"), the master servicer will notify the indenture trustee of the amount of the deposit to be included in funds available for the related payment date.

      Prior to their deposit in the Collection Account, payments and collections on the mortgage loans will be commingled with payments and collections on other mortgage loans and other funds of the master servicer. For a discussion of the risks that arise from the commingling of payments and collections, see "Risk Factors--Bankruptcy or Insolvency May Affect the Timing and Amount of Distributions on the Securities" in the prospectus.

      There is no independent verification of the transaction accounts or the transaction activity with respect to any of the accounts.

      An "Eligible Account" is:

   o an account that is maintained with a depository institution whose debt obligations throughout the time of any deposit in it have one of the two highest short-term debt ratings by [Rating Agency] and the highest short-term debt ratings by [Rating Agency],

  o an account with a depository institution having a minimum long-term unsecured debt rating of "____" by [Rating Agency] and "____" by [Rating Agency], which accounts are fully insured by either the Savings Association Insurance Fund or the Bank
      Insurance Fund of the Federal Deposit Insurance Corporation,

  o a segregated trust account maintained with the indenture trustee or an affiliate of the indenture trustee in its fiduciary capacity, or

  o an account otherwise acceptable to each Rating Agency as evidenced by a letter from each Rating Agency to the indenture trustee, without reduction or withdrawal of each Rating Agency's then current ratings of the Notes.

      An "Eligible Investment" is:

  o an obligation of, or guaranteed as to principal and interest by, the United States or any U.S. agency or instrumentality that is backed by the full faith and credit of the United States;

  o a general obligation of or obligation guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of each Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Notes by any Rating Agency;

  o commercial paper issued by Countrywide Home Loans, Inc. or any of its affiliates that is rated no lower than "___" by [Rating Agency] and "____" by [Rating Agency] if the long-term debt of Countrywide Home Loans, Inc. is rated at least "___" by [Rating Agency], or such lower ratings as will not result in the downgrading or withdrawal of the rating then assigned to the Notes by any Rating Agency;

  o commercial or finance company paper that is then receiving the highest commercial or finance company paper rating of each Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Notes by any Rating Agency;

  o certificates of deposit, demand or time deposits, or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States or any of its states and subject to supervision and examination by federal or state banking authorities, if the commercial paper or long term unsecured debt obligations of the depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of the holding company, but only if [Rating Agency] is not a Rating Agency) are then rated in one of the two highest long-term and the highest short-term ratings of each Rating Agency for the Notes, or such lower ratings as will not result in the downgrading or withdrawal of the rating then assigned to the Notes by any Rating Agency;

  o demand or time deposits or certificates of deposit issued by any bank or trust company or savings institution to the extent that the deposits are fully insured by the FDIC;

  o guaranteed reinvestment agreements issued by any bank, insurance company or other corporation containing, at the time of the issuance of the agreements, such conditions as will not result in the downgrading or withdrawal of the rating then assigned to the Notes by any Rating Agency;

  o repurchase obligations with respect to any security described in the first and second bullet points, in either case entered into with a depository institution or trust company (acting as principal) described in the fifth bullet point;

  o securities (other than stripped bonds, stripped coupons, or instruments sold at a purchase price in excess of __.__% of their face amount) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any of its states that, at the time of the investment, have one of the two highest ratings of each Rating Agency (except if the Rating Agency is [Rating Agency], the rating shall be the highest commercial paper rating of [Rating Agency] for the securities), or such lower rating as will not result in the downgrading or withdrawal of the rating then assigned to the Notes by any Rating Agency, as evidenced by a signed writing delivered by each Rating Agency;

  o interests in any money market fund that at the date of acquisition of the interests in the fund and throughout the time the interests are held in the fund, have the highest applicable rating by each Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Notes by each Rating Agency;

  o short term investment funds sponsored by any trust company or national banking association incorporated under the laws of the United States or any of its states that on the date of acquisition has been rated by each Rating Agency in their respective highest applicable rating category, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Notes by each Rating Agency; or

  o any other investments having a specified stated maturity and bearing interest or sold at a discount acceptable to each Rating Agency that will not result in the downgrading or withdrawal of the rating then assigned to the Notes by any Rating Agency, as evidenced by a signed writing delivered by each Rating Agency and that will be treated as a "cash flow investment" within the meaning of Section 860G(a)(5)(A) of the Code and Section 1.860G-2(g)(1) of the Treasury regulations.

However, no instrument is an Eligible Investment if it evidences the right to receive

  o   interest only payments on the obligations underlying it or

  o both principal and interest payments derived from obligations underlying the instrument and the interest and principal payments from the instrument provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations.

No instrument otherwise described as an Eligible Investment may be purchased at a price greater than par if it may be prepaid or called at a price less than its purchase price before its stated maturity.

Allocations and Collections

            All collections on the mortgage loans will generally be allocated in accordance with the credit line agreements between interest and principal. As to any payment date, interest collections will be equal to the amounts collected during the related Collection Period allocated to interest pursuant to the credit line agreements, including portions of net liquidation proceeds, insurance proceeds (including proceeds under the second mortgage bulk insurance policy and sponsor loss coverage obligation allocable to interest), and optional advances made by the master servicer pursuant to the sale and servicing agreement, less

  o servicing fees related to the mortgage loans for the related Collection Period, and

  o amounts payable to the master servicer pursuant to the sale and servicing agreement as reimbursement of optional advances of the interest component of any delinquent monthly payments on the mortgage loans.

      As to any payment date, principal collections will be equal to the sum of

  o for the mortgage loans, the amounts collected during the related Collection Period allocated to principal pursuant to the credit line agreements, including portions of net liquidation proceeds, insurance proceeds including payments under the second mortgage bulk insurance policy, payments of the sponsor loss coverage obligation, and optional advances made by the master servicer pursuant to the sale and servicing agreement, and

  o   any Transfer Deposit Amounts.

      A Transfer Deposit Amount is an amount that may be deposited by the sponsor into the collection account equal to the amount by which the Transfer Deficiency exceeds the principal amount of the Eligible Substitute Mortgage Loans transferred to the issuing entity under certain circumstances where the sponsor is required to accept the transfer of Defective Mortgage Loans from the issuing entity. See "Description of the Sale and Servicing Agreement--Assignment of Mortgage Loans."

      Liquidation proceeds are the proceeds received in connection with the liquidation of any mortgage loan, whether through trustee's sale, foreclosure sale, or otherwise. Net liquidation proceeds of a mortgage loan are the liquidation proceeds reduced by related expenses, but not in excess of the principal balance of the mortgage loan plus accrued and unpaid interest thereon to the end of the Collection Period during which the mortgage loan became a Liquidated Mortgage Loan.

Modification of Mortgage Loans

      The master servicer is permitted to make a modification, waiver or amendment of a mortgage loan as described below.

      The master servicer is permitted to consent to the placement of a lien senior to that of any mortgage on a mortgage property related to a mortgage loan if (i) that new senior mortgage loan secures a mortgage loan that refinances an existing first mortgage loan, and (ii) the loan-to-value ratio of the new mortgage loan does not exceed the loan-to-value ratio of the mortgage loan to be replaced or the combined loan-to-value ratio of the new mortgage loan and the existing mortgage loan does not exceed __.__%. The aggregate principal balances of the mortgage loans with respect to which the senior lien may be so modified may not exceed __.__% of the aggregate initial principal balance of the LIBOR Notes.

      The master servicer is permitted to increase the credit limit on any mortgage loan at any time if (i) a new appraisal is obtained and the combined loan-to-value ratio of the mortgage loan after giving effect to the increase will not be greater than its combined loan-to-value ratio as of the cut-off date, (ii) the increase is consistent with the master servicer's underwriting policies, and (iii) either the related credit line agreement allows the borrower to unilaterally increase the credit limit, the credit limit increase is made within 90 days of the cut-off date, or the sponsor purchases the mortgage loan from the issuing entity.

      In addition, the master servicer is permitted to increase the credit limits on mortgage loans having aggregate principal balance of up to an additional __.__% of the initial aggregate principal balance of the LIBOR Notes at any time, if (i) the increase does not cause the combined loan-to-value ratio of the mortgage loans to exceed 100%, (ii) the increase does not cause the combined loan-to-value ratio of the mortgage loan to increase by more than __.__% (for example, a combined loan-to-value ratio of __.__% can be increased up to __.__%), (iii) the increase is consistent with the master servicer's underwriting policies, and (iv) either the related credit line agreement allows the borrower to unilaterally increase the credit limit, the credit limit increase is made within 90 days of the cut-off date, or the sponsor purchases the mortgage loan from the issuing entity.

      Furthermore, the sponsor is permitted to solicit borrowers for a reduction in loan rates. The loan rate of a mortgage loan may not be reduced unless the sponsor purchases the mortgage loan from the issuing entity and the aggregate principal balance of that mortgage loan and all mortgage loans previously purchased for loan rate reductions does not exceed __.__% of the aggregate initial principal balance of the LIBOR Notes.

      In addition, the master servicer is permitted to agree to changes in the terms of a mortgage loan (other than changes referred to above) at the request of the borrower at any time if the changes (i) do not materially and adversely affect the interests of the Notes, the loan insurer or the holders of the Class C Certificates, (ii) are consistent with prudent and customary business practice, and (iii) do not cause certain adverse tax consequences.

      In addition, the master servicer is permitted to solicit borrowers to change any other terms of the related mortgage loans at any time if the changes (i) do not materially and adversely affect the interests of the holders of the Notes, the loan insurer, or the holders of the Class C Certificates (ii) are consistent with prudent and customary business practice as evidenced by a certificate signed by an officer of the master servicer, and (iii) do not cause certain adverse tax consequences.

Optional Transfers of Mortgage Loans

      To permit the holder of the Class R-[1] Certificates to reduce the Net Draws any time that the any amount of Net Draws is outstanding, the holder of the Class R-[1] Certificates may, but is not obligated to, remove on any payment date (the "Transfer Date") certain mortgage loans from the issuing entity without notice to the holders of the Notes. The holder of the Class R-[1] Certificates is permitted to designate the mortgage loans to be removed. Mortgage loans so designated will only be removed upon satisfaction of the following conditions:

  o   no Rapid Amortization Event has occurred;

  o the removal will not decrease the then current Transferor Interest below the Overcollateralization Target Amount;

  o the transfer of any mortgage loans from on any Transfer Date during the Managed Amortization Period will not, in the reasonable belief of the holder of the Class R-[1] Certificates, cause a Rapid Amortization Event or an event that with notice or lapse of time or both would constitute a Rapid Amortization Event to occur;

  o the holder of the Class R-[1] Certificates delivers to the indenture trustee a mortgage loan schedule containing a list of all mortgage loans remaining in the loan pool after the removal and the master servicer shall have marked the electronic ledger to show that the transferred mortgage loans are no longer owned by the issuing entity;

  o the holder of the Class R-[1] Certificates represents and warrants that the mortgage loans to be removed from the trust fund were selected randomly;

  o in connection with each retransfer of mortgage loans, the Rating Agencies shall have been notified of the proposed transfer and before the Transfer Date each Rating Agency has notified the holders of the certificates, and the indenture trustee in writing that the transfer would not result in a reduction or withdrawal of the ratings assigned to the Notes;

  o the holder of the Class R-[1] Certificates shall have delivered to the owner trustee, and the indenture trustee an officer's certificate confirming the six conditions preceding this one; and

  o on or after the step-down date, the holder of the Class R-[1] Certificates shall have paid the purchase price of any transferred mortgage loan allocated to the Transferor Interest for the benefit of the Class C Certificates subject to the terms of the Indenture.

      The Overcollateralization Target Amount initially is approximately $______, which will represent approximately __.__% of the aggregate initial principal balance of the LIBOR Notes. The Overcollateralization Target Amount may decrease as described in "Overcollateralization Target Amount," "Stepdown Date," "Trigger Event," and "OC Floor" under "Description of the Notes--Glossary of Key Terms."

      The Sponsor will indemnify the issuing entity against liability for any prohibited transactions taxes and related interest, additions or penalties incurred by any REMIC as a result of any removal of a mortgage loan.

Funding of Additional Balances

      During each collection period before the end of the Managed Amortization Period, principal collections on the mortgage loans will be applied to purchase Additional Balances for the issuing entity. If principal collections are insufficient to purchase Additional Balances during a collection period, the Net Draws will be advanced by the sponsor and thereafter purchased by the issuing entity with funds advanced by the holder of the Class R-[1] Certificates. Net Draws will be repaid to the Class R-[1] Certificates from principal collections on the mortgage loans allocated to the Transferor Interest on future payment dates and will be entitled to allocation of interest collections on the mortgage loans that are not Investor Interest Collections.

      If the holder of the Class R-[1] Certificates fails to advance to the issuing entity amounts required to purchase the Net Draws, the sponsor will be required to purchase the Class R-[1] Certificates from their holder and assume all of the obligations of the holder of the R-[1] Certificates, including the obligation to advance funds to the issuing entity to purchase Net Draws.

Collection and Other Servicing Procedures on Mortgage Loans

      The master servicer will make reasonable efforts to collect all payments called for under the mortgage loans and will, consistent with the sale and servicing agreement and, with respect to the covered mortgage loans, the second mortgage bulk insurance policy, follow collection procedures it follows servicing home equity loans in its servicing portfolio comparable to the mortgage loans. Consistent with the above, the master servicer may in its discretion waive any late payment charge or any assumption or other fee or charge that may be collected in the ordinary course of servicing the mortgage loans.

      The master servicer may arrange with a borrower of a mortgage loan a schedule for the payment of interest due and unpaid for a period so long as the arrangement is consistent with the master servicer's policies with respect to mortgage loans it owns or services and, if the mortgage loan is covered by the second mortgage bulk insurance policy, the second mortgage bulk insurance policy. In accordance with the sale and servicing agreement, the master servicer may consent under certain circumstances to the placing of a subsequent senior lien ahead of a mortgage loan.

Hazard Insurance

      The sale and servicing agreement provides that the master servicer maintain hazard insurance on the mortgaged properties relating to the mortgage loans. Although the related credit line agreements generally require borrowers to maintain hazard insurance, the master servicer will not monitor the maintenance of hazard insurance.

      The sale and servicing agreement requires the master servicer to maintain for any mortgaged property relating to a mortgage loan acquired in foreclosure of a mortgage loan, or by deed in lieu of foreclosure, hazard insurance with extended coverage in an amount equal to the lesser of

   o  the maximum insurable value of the mortgaged property or

   o the outstanding balance of the mortgage loan plus the outstanding balance on any mortgage loan senior to the mortgage loan at the time of foreclosure or deed in lieu of foreclosure, plus accrued interest and the master servicer's good faith estimate of the related liquidation expenses to be incurred in connection therewith.

      In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements on the property by fire, lightning, explosion, smoke, windstorm and hail, and the like and strike and civil commotion, subject to the conditions and exclusions specified in each policy. Although the policies relating to the mortgage loans will be underwritten by different insurers and therefore will not contain identical terms, their basic terms are dictated by state laws and most of them typically do not cover any physical damage resulting from war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides, and mudflows), nuclear reactions, wet or dry rot, vermin, rodents, insects or domestic animals, theft, and, in certain cases, vandalism. The foregoing list is merely indicative of certain kinds of uninsured risks and is not intended to be all-inclusive or an exact description of the insurance policies relating to the mortgaged properties.

Realization on Defaulted Mortgage Loans

      The master servicer will foreclose on or otherwise comparably convert to ownership mortgaged properties securing mortgage loans that come into default when, in accordance with applicable servicing procedures under the sale and servicing agreement, no satisfactory arrangements can be made for the collection of delinquent payments. In connection with a foreclosure or other conversion, the master servicer will follow practices it deems appropriate and in keeping with its general mortgage servicing activities and, if the mortgage loan is covered by the second mortgage bulk insurance policy, required by the second mortgage bulk insurance policy. The master servicer need not expend its own funds in connection with any foreclosure or other conversion, correction of default on a related senior mortgage loan, or restoration of any property unless, in its sole judgment, the expenditure of funds in the foreclosure, correction, or restoration will increase net liquidation proceeds. The master servicer will be reimbursed out of liquidation proceeds and, if necessary, from other collections on the mortgage loans for advances of its own funds as liquidation expenses before any net liquidation proceeds are paid to holders of the LIBOR Notes or any holder of a Transferor Interest.

Optional Purchase of Defaulted Loans

      The master servicer may, at its option but subject to the conditions in the sale and servicing agreement, purchase from the issuing entity any mortgage loan that is delinquent in payment for more than 150 days. Any purchase of a delinquent mortgage loan will be at a price equal to 100% of the principal balance of the mortgage loan plus accrued interest at the applicable loan rate from the date through which interest was last paid by the related borrower to the first day of the month in which the purchase proceeds are to be paid as principal collections on the next payment date.

                Servicing Compensation and Payment of Expenses

      The master servicer will receive from interest received on the mortgage loans for each Collection Period a portion of the interest collections as a monthly servicing fee in the amount equal to __.__% per annum on the aggregate principal balances of the mortgage loans as of the first day of the related Collection Period. All assumption fees, late payment charges, termination fees, and other fees and charges, to the extent collected from borrowers, will be retained by the master servicer as additional servicing compensation.

      The master servicer will pay certain ongoing expenses associated with the issuing entity and incurred by it in connection with its responsibilities under the sale and servicing agreement. In addition, the master servicer will be entitled to reimbursement for certain expenses incurred by it in connection with defaulted mortgage loans and in connection with the restoration of mortgaged properties, its right of reimbursement being before the rights of holders of LIBOR Notes to receive any related net liquidation proceeds and, if necessary, other collections on the mortgage loans.

Fees and Expenses

      The following summarizes the related fees and expenses to be paid from the assets of the issuing entity and the source of payments for the fees and expenses:


Type / Recipient (1)                    Amount                                                             General Purpose
----------------------------------      -----------------------------------------------------------        ------------------
Fees

Servicing Fee/ Master Servicer          The product of (i) the Servicing Fee Rate divided by 12 and        Compensation
                                        (ii) the Loan Pool Balance as of the first day of the
                                        Collection Period preceding the payment date (or as of the close of business on the cut-off date for the first payment date). (3)

Additional Servicing Compensation /     o  All late payment fees and other similar charges.                Compensation
Master Servicer
                                        o  All investment income earned on amounts on                      Compensation
                                        deposit in the collection account, payment account
                                        and Additional Loan Account.

Indenture Trustee Fee / Indenture       The indenture trustee fee (4)                                      Compensation
Trustee



Expenses

Liquidation Expenses/                   Out-of-pocket expenses incurred by the                             Reimbursement of
Master Servicer                         master servicer in connection with the                             Expenses
                                        liquidation of any mortgage loan and not
                                        recovered under any insurance policy.

Loan Insurance Premium/                 The product of (i) the Loan Insurance Premium                      Compensation
Master Servicer                         Rate divided by 12 and (ii) the aggregate principal
                                        balance of the mortgage loans covered by the second
                                        mortgage bulk insurance policy. (5)

Optional Servicing Advances /
Master Servicer                         The amount of any Optional Servicing Advances.                     Reimbursement of
                                                                                                           Period.




Type / Recipient (1)                    Source (2)                                                         Frequency
----------------------------------      ----------------------------------------------------------         ---------------------
Fees

Servicing Fee/ Master Servicer          Interest collected with respect to each mortgage loan, any          Monthly
                                        related liquidation proceeds allocable to accrued and unpaid interest.



Additional Servicing Compensation /     Payments made by obligors with respect to the mortgage loans.       Time to time
Master Servicer
                                        Investment income related to the collection account, payment        Monthly
                                        account and each Additional Loan Account.

Indenture Trustee Fee / Indenture       Payable directly by the sponsor to the indenture trustee;           Annually
Trustee                                 however, if an event of default under the indenture has occurred, the indenture trustee's fee may be payable from proceeds received from enforcement of the indenture.

Expenses

Liquidation Expenses/                   First from litigation proceeds and second from the payment
Master Servicer                         account after allocation of payments to the notes



Loan Insurance Premium/ Master          Interest Collections.                                                Monthly
Servicer



Optional Servicing Advances / Master    Payments of interest on the mortgage loans in each
Servicer                                Collection Period.




Type / Recipient (1)                    Amount                                                             General Purpose
----------------------------------      -----------------------------------------------------------        ------------------
Reimbursement/ Master Servicer          Reasonable legal expenses and costs of the master servicer in      Reimbursement of
                                        connection with any action with respect to the sale and            Expenses
                                        servicing agreement and the interests of the Notes.

Indemnification expenses / Master       Any loss, liability, or expense incurred in connection with        Indemnification
Servicer                                any legal action relating to the sale and servicing
                                        agreement, the Certificates, or the Notes.



Type / Recipient (1)                    Source (2)                                                         Frequency
----------------------------------      ----------------------------------------------------------         ---------------------
Reimbursement/ Master Servicer          From the payment account after allocation of payments to the       Time to time
                                        notes.


Indemnification expenses / Master       From funds available from the loan pool.                           Time to time
Servicer



----------
(1) If the indenture trustee succeeds to the position of master servicer, it will be entitled to receive the same fees and expenses of the master servicer described in this prospectus supplement and to compensation with respect to its expenses in connection with conversion of certain information, documents, and record keeping in connection with the transfer of the master servicing.
(2) Unless otherwise specified, the fees and expenses shown in this table are paid (or retained by the master servicer in the case of amounts owed to the master servicer) prior to payments on the Notes.
(3) The "Servicing Fee Rate" for each mortgage loan will equal __.__% per annum. An increase in the servicing fee rate would require an amendment to the sale and servicing agreement. See "-- Amendment" below.
(4)   The "Indenture Trustee Fee Rate" is equal to $______, paid annually.
(5)   The "Loan Insurance Premium Rate" is equal to__.__%.

Certain Matters Regarding the Master Servicer

      The sale and servicing agreement provides that the master servicer may not resign as master servicer, except in connection with a permitted transfer of servicing, unless

            (a) its obligations as master servicer are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities of a type and nature presently carried on by it or its affiliate or

            (b)   on satisfaction of the following conditions:

   o the master servicer has proposed a successor servicer to the indenture trustee in writing and the proposed successor servicer is reasonably acceptable to the indenture trustee; and

   o the Rating Agencies have confirmed to the indenture trustee that the appointment of the proposed successor servicer as the master servicer will not result in the reduction or withdrawal of the then current rating of the Notes.

No resignation of the master servicer will become effective until the indenture trustee or a successor servicer has assumed the master servicer's duties under the sale and servicing agreement.

      All reasonable costs and expenses (including attorneys' fees) incurred in connection with transferring the mortgage files to the successor master servicer and amending the sale and servicing agreement to reflect the succession as master servicer shall be paid by the predecessor master servicer (or if the predecessor master servicer is the indenture trustee, the initial master servicer).

      The master servicer may perform any of its obligations under the sale and servicing agreement through subservicers or delegates, which may be affiliates of the master servicer. Notwithstanding any subservicing arrangement, the master servicer will remain liable to the indenture trustee, the holders of the Notes, each holder of Transferor Interest for the master servicer's obligations under the sale and servicing agreement, without any diminution of its obligations and as if the master servicer itself were performing the obligations.

      The sale and servicing agreement provides that the master servicer will indemnify the issuing entity and the indenture trustee against any loss, liability, expense, damage, or injury suffered as a result of the master servicer's actions or omissions in connection with the servicing and administration of the mortgage loans that are not in accordance with the sale and servicing agreement. The sale and servicing agreement provides that other than the indemnification by the master servicer neither the master servicer nor their directors, officers, employees, or agents will be liable to the issuing entity, the owner trustee, the transferor, or the holders of the Notes for any action taken or for refraining from taking any action in good faith pursuant to the sale and servicing agreement. However, neither the master servicer nor its directors, officers, employees, or agents will be protected against any liability that would otherwise be imposed for misfeasance, bad faith, or gross negligence of the master servicer in the performance of its duties under the sale and servicing agreement or for reckless disregard of its obligations under the sale and servicing agreement. In addition, the sale and servicing agreement provides that the master servicer need not appear in, prosecute, or defend any legal action that is not incidental to its servicing responsibilities under the sale and servicing agreement and that in its opinion may expose it to any expense or liability. The master servicer may, in its sole discretion, undertake any legal action that it deems appropriate with respect to the sale and servicing agreement and the interests of the holders of the Notes.

Events of Servicing Termination

      The "Events of Servicing Termination" are:

      1. any failure by the master servicer to deposit in the collection account any deposit required to be made under the sale and servicing agreement, which failure continues unremedied either beyond the relevant payment date or for five business days after the giving of written notice of the failure to the master servicer by the indenture trustee or holders of Notes of at least 25% of the Voting Rights;

      2. any failure by the master servicer duly to observe or perform in any material respect any other of its covenants or agreements in the Notes or the sale and servicing agreement that, in each case, materially and adversely affects the interests of the holders of the Notes and continues unremedied for 60 days after the giving of written notice of the failure to the master servicer by the indenture trustee or holders of Notes of at least 25% of the Voting Rights;

      3. certain events of insolvency, liquidation, inability to pay its debts, or other similar proceedings relating to the master servicer; or

      4. any failure of the master servicer to observe or perform any of the obligations related to Exchange Act reporting during the period that the depositor is required to file Exchange Act reports with respect to the issuing entity, and such failure continues for the lesser of 10 calendar days or such period in which the applicable Exchange Act report can be filed timely.

      Notwithstanding the foregoing, a delay in or failure of performance referred to under clause 1 above for a period of five or more business days or referred to under clause 2 above for a period of 60 or more days, will not constitute an Event of Servicing Termination if the delay or failure could not be prevented by the exercise of reasonable diligence by the master servicer and the delay or failure was caused by an act of God or other similar occurrence. The master servicer shall not be relieved from using its best efforts to perform its obligations in a timely manner in accordance with the sale and servicing agreement by an act of God or other similar occurrence, and the master servicer shall provide the indenture trustee, the depositor, the transferor, and the holders of the Notes prompt notice of any failure or delay by it, together with a description of its efforts to perform its obligations.

Rights after an Event of Servicing Termination

      So long as an Event of Servicing Termination remains unremedied, either the indenture trustee or holders of Notes of at least 51% of the Voting Rights may terminate all of the rights and obligations of the master servicer under the sale and servicing agreement, whereupon the indenture trustee will succeed to all the obligations of the master servicer under the sale and servicing agreement and will be entitled to the same compensation arrangements. If the indenture trustee would be obligated to succeed the master servicer but is unwilling or unable so to act, it may appoint, or petition a court of competent jurisdiction for the appointment of, a housing and home finance institution or other mortgage loan or home equity loan servicer with all licenses and permits required to perform its obligations under the sale and servicing agreement and having a net worth of at least $[15,000,000] to act as successor to the master servicer under the sale and servicing agreement. Pending such appointment, the indenture trustee must act as master servicer unless prohibited by law. The successor master servicer will be entitled to receive the same compensation that the master servicer would otherwise have received (or such lesser compensation as the indenture trustee and the successor may agree on). A trustee in bankruptcy or the master servicer as debtor in possession may be empowered to prevent the termination and replacement of the master servicer where the Event of Servicing Termination that has occurred is an insolvency event.

Optional Termination

      The master servicer may purchase and thereby effect early retirement of the LIBOR Notes, subject to the aggregate outstanding principal balance of the LIBOR Notes being less than or equal to [10]% of the aggregate initial principal balance of the LIBOR Notes (the first such date, the "Optional Termination Date").

      If the master servicer exercises the option, the purchase price distributed with respect to each mortgage loan will be:

  o 100% of its then outstanding mortgage loan balance plus accrued interest at the applicable loan rate through the day preceding the final payment date, in each case subject to reduction as provided in the indenture if the purchase price is based in part on the appraised value of any foreclosed or otherwise repossessed properties and the appraised value is less than the stated principal balance of the related mortgage loans, and

  o accrued interest on any aggregate Unpaid Investor Interest Shortfall for all classes of LIBOR Notes, to the extent legally permissible.

      The issuing entity shall notify the indenture trustee of the master servicer's exercise of its option not later than the first day of the month preceding the month of the redemption. A notice of redemption will be given to the noteholders not earlier than the 15th day and not later than the 25th day of the month before the month of redemption, which will be effected upon presentation and surrender of the Notes at the office or agency of the indenture trustee specified in the redemption notice. All notices of redemption shall state the redemption date, the redemption price, the amount of interest accrued to the redemption date, the place where the LIBOR Notes are to be surrendered for payment, and that on the redemption date, the redemption price will become payable on each LIBOR Notes and that interest on the LIBOR Notes shall cease to accrue beginning on the redemption date.

      By the redemption date, the issuing entity will deposit in the payment account an amount that, collectively with funds on deposit in the payment account and the collection account that are payable to the noteholders, equals the redemption price for each class of LIBOR Notes, whereupon all the Notes called for redemption shall be payable on the redemption date. On presentation and surrender of the LIBOR Notes, the indenture trustee shall pay to the noteholders on the redemption date an amount equal to their redemption price.

Amendment

      The sale and servicing agreement may be amended from time to time by the sponsor, the master servicer, the depositor, the owner trustee, and the indenture trustee if the Rating Agencies have been given 10 days notice and have notified the issuing entity that the amendment will not result in a reduction or withdrawal of the then current rating of the Notes. The sale and servicing agreement may also be amended from time to time by the sponsor, the master servicer, the depositor, the issuing entity, and the indenture trustee, and of holders of not less than 66 2/3% of the Voting Rights.

                     Description of the Purchase Agreement

      The mortgage loans to be transferred to the issuing entity by the depositor will be purchased by the depositor from the sellers pursuant to a purchase agreement to be entered into between the depositor, as purchaser of the mortgage loans, and the sellers, as transferors of the mortgage loans. Under the purchase agreement, the sellers will agree to transfer the mortgage loans and related Additional Balances to the depositor. Pursuant to the sale and servicing agreement, the mortgage loans will be immediately transferred by the depositor to the issuing entity, and the depositor will assign its rights under the purchase agreement to the issuing entity. The following is a description of the material provisions of the purchase agreement.

Transfers of Mortgage Loans

      Pursuant to the purchase agreement, each seller will transfer to the depositor, all of its interest in the applicable mortgage loans (including any Additional Home Equity Loans) and all of the Additional Balances subsequently created with respect to these loans. The purchase price of the mortgage loans is a specified percentage of their face amount as of the time of transfer and is payable by the depositor in cash. The purchase price of each Additional Balance comprising the principal balance of a mortgage loan is the amount of the Additional Balance.

Representations and Warranties

      Each seller will represent and warrant to the depositor that, among other things, as of the closing date and each subsequent transfer date, it is duly organized and in good standing and that it has the authority to consummate the transactions contemplated by the purchase agreement. Each seller will also represent and warrant to the depositor that, among other things, immediately before the sale of the applicable mortgage loans to the depositor, it was the sole owner and holder of the mortgage loans free of any liens and security interests. Each seller will make similar representations and warranties in the sale and servicing agreement. Each seller also will represent and warrant to the depositor that, among other things, as of the closing date, the purchase agreement constitutes its valid and legally binding obligation and its valid sale to the depositor of all of its interest in the applicable mortgage loans and their proceeds.

Assignment to Issuing Entity

      Each seller will expressly acknowledge and consent to the depositor's transfer of its rights relating to the mortgage loans under the sale and servicing agreement to the issuing entity and the security interest granted in those rights under the indenture. Each seller also will agree to perform its obligations under the purchase agreement for the benefit of the issuing entity.

Termination

      The obligations of the depositor and the sellers under the purchase agreement will terminate on the satisfaction and discharge of the indenture.

                               Legal Proceedings

      There are no legal proceedings against Countrywide, the depositor, the indenture trustee, the issuing entity or the master servicer, or to which any of their respective properties are subject, that is material to the Notes, nor is the depositor aware of any proceedings of this type contemplated by governmental authorities.

                   Material Federal Income Tax Consequences

      The following discussion and the discussion in the prospectus under the caption "Material Federal Income Tax Consequences" is the opinion of Sidley Austin LLP ("Tax Counsel") on the anticipated material federal income tax consequences of the purchase, ownership, and disposition of the Notes. It is based on the current provisions and interpretations of the Internal Revenue Code of 1986, as amended (the "Code") and the accompanying Treasury regulations and on current judicial and administrative rulings. All of these authorities are subject to change and any change can apply retroactively.

      For federal income tax purposes, the issuing entity (exclusive of any amounts on deposit in the Additional Loan Account and the Basis Risk Carryforward Reserve Fund) will consist of two or more REMICs in a tiered structure. The highest REMIC will be referred to as the "Master REMIC," and each REMIC below the Master REMIC will be referred to as an "underlying REMIC." Each underlying REMIC will issue multiple classes of uncertificated, regular interests (the "underlying REMIC Regular Interests") that will be held by another REMIC above it in the tiered structure. The assets of the lower underlying REMICs will consist of the mortgage loans and any other assets designated in the trust agreement. The Master REMIC will issue the Notes. The assets of the Master REMIC will consist of the underlying REMIC Regular Interests. Aggregate distributions on the underlying REMIC Regular Interests held by the Master REMIC will equal the aggregate distributions on the Notes and the Class C Certificates issued by the Master REMIC. The Class R-[1] and Class R-[2] Certificates (also, the "Residual Certificates") will represent, respectively (1) the beneficial ownership of the residual interest in the lowest underlying REMIC, and (2) the beneficial ownership of the residual interest in all other underlying REMICs (if any) and the Master REMIC.

      The Class A-IO Notes and the Class C Certificates will be treated as regular interests in the Master REMIC. The LIBOR Notes will be treated as representing both interests in regular interests in the Master REMIC (the "REMIC Regular Interest component") and the entitlement to receive payments of Basis Risk Carryforward after the first two payment dates (the "Basis Risk Carryforward component"). Any Basis Risk Carryforward received on the first two payment dates will be treated as paid in respect of the regular interest represented by the LIBOR Notes. Holders of the LIBOR Notes must allocate the purchase price for their Notes between the REMIC Regular Interest component and the Basis Risk Carryforward component.

      Upon the issuance of the Notes, Tax Counsel will deliver its opinion concluding, assuming compliance with the trust agreement, the sale and servicing agreement and the indenture, for federal income tax purposes, that each REMIC created under the trust agreement will qualify as a REMIC within the meaning of Section 860D of the Code, and that the Notes and the Class C Certificates will represent regular interests in a REMIC. Moreover, Tax Counsel will deliver an opinion concluding that the interests of the holders of the LIBOR Notes with respect to Basis Risk Carryforward received after the first two payment dates will represent, for federal income tax purposes, contractual rights coupled with regular interests within the meaning of Treasury regulations ss.1.860G-2(i).

Taxation of the Class A-IO Notes and the REMIC Regular Interest Components of the LIBOR Notes.

      The Class A-IO Notes (and the REMIC Regular Interest components of the LIBOR Notes) will be treated as debt instruments issued by the Master REMIC for federal income tax purposes. Income on the Class A-IO Notes (and the REMIC Regular Interest components of the LIBOR Notes) must be reported under an accrual method of accounting. Under an accrual method of accounting, interest income may be required to be included in a holder's gross income in advance of the holder's actual receipt of that interest income.

      The Class A-IO Notes will, and the REMIC Regular Interest components of the LIBOR Notes may, be treated for federal income tax purposes as having been issued with original issue discount ("OID"). Although the tax treatment is not entirely certain, a Class A-IO Note will be treated as having OID for federal income tax purposes in an amount equal to the excess of (1) the sum of all payments on such Note determined under the prepayment assumption over (2) the price at which such Note is issued. For purposes of determining the amount and rate of accrual of OID and market discount, the issuing entity intends to assume that there will be prepayments on the mortgage loans at a rate equal to 40% CPR. No representation is made regarding whether the mortgage loans will prepay at the foregoing rate or at any other rate. Prospective purchasers of the Notes are encouraged to consult with their tax advisors regarding the treatment of the Notes under the Treasury regulations concerning OID. See "Material Federal Income Tax Consequences" in the prospectus.

      Computing accruals of OID in the manner described in the prospectus may (depending on the actual rate of prepayments during the accrual period) result in the accrual of negative amounts of OID on the Notes issued with OID in an accrual period. Holders will be entitled to offset negative accruals of OID only against future OID accrual on their Notes. Although unclear, a holder of a Class A-IO Note may be entitled to deduct a loss to the extent that its remaining basis in such Note exceeds the maximum amount of future payments to which such Note would be entitled if there were no further prepayments of the mortgage loans.

      If the holders of any of the Notes are treated as acquiring their Notes (or the regular interest component of the LIBOR Notes) at a premium, the holders are encouraged to consult their tax advisors regarding the election to amortize bond premium and the method to be employed. See "Material Federal Income Tax Consequences" in the prospectus.

Disposition of Notes

      Assuming that the Notes are held as "capital assets" within the meaning of section 1221 of the Code, gain or loss on the disposition of the Notes should result in capital gain or loss. Such gain, however, will be treated as ordinary income to the extent it does not exceed the excess (if any) of:

      (1) the amount that would have been includible in the holder's gross income with respect to the Class A-IO Notes (or the REMIC Regular Interest component of the LIBOR Notes) had income thereon accrued at a rate equal to 110% of the applicable federal rate as defined in section 1274(d) of the Code determined as of the date of purchase of the Notes over

      (2)   the amount actually included in such holder's income.

Tax Treatment For Certain Purposes

      As described more fully under "Material Federal Income Tax Consequences" in the prospectus, the Class A-IO Notes (and the REMIC Regular Interest components of the LIBOR Notes) will represent "real estate assets" under
Section 856(c)(5)(B) of the Code and qualifying assets under Section 7701(a)(19)(C) of the Code in the same (or greater) proportion that the assets of the issuing entity will be so treated, and income on the Class A-IO Notes (and the REMIC Regular Interest components of the LIBOR Notes) will represent "interest on obligations secured by mortgages on real property or on interests in real property" under Section 856(c)(3)(B) of the Code in the same (or greater) proportion that the income on the assets of the issuing entity will be so treated. The Class A-IO Notes (and the REMIC Regular Interest components of the LIBOR Notes but not the Basis Risk Carryforward component)) will represent qualifying assets under Section 860G(a)(3) of the Code if acquired by a REMIC within the prescribed time periods of the Code.

Basis Risk Carryforward

      The following discussions assume that the rights of the holders of the LIBOR Notes with respect to Basis Risk Carryforward received after the first two payment dates will be treated as rights and obligations under a notional principal contract rather than as interests in a partnership for federal income tax purposes. If these rights were treated as representing interests in an entity taxable as a partnership for federal income tax purposes, then there could be different tax timing consequences to all such noteholders and different withholding tax consequences on payments to Noteholders who are non-U.S. Persons. Prospective investors in the LIBOR Notes are encouraged to consult their tax advisors regarding their appropriate tax treatment.

The Rights of the LIBOR Notes With Respect to Basis Risk Carryforward

      For tax information reporting purposes, the master servicer (1) will treat the rights of the LIBOR Notes to Basis Risk Carryforward received after the first two payment dates as rights to receive payments under a notional principal contract (specifically, an interest rate corridor contract) and (2) anticipates assuming that these rights will have an insubstantial value relative to the value of the REMIC Regular Interest components of the LIBOR Notes. The IRS could, however, successfully argue that the Basis Risk Carryforward component of the LIBOR Notes has a greater value. Similarly, the master servicer could determine that the Basis Risk Carryforward component of the LIBOR Notes has a greater value. In either case, the REMIC Regular Interest component of the LIBOR Notes could be viewed as having been issued with either an additional amount of OID (which could cause the total amount of discount to exceed a statutorily defined de minimis amount) or with less premium (which would reduce the amount of premium available to be used as an offset against interest income). See "Material Federal Income Tax Consequences" in the Prospectus. In addition, the Basis Risk Carryforward component could be viewed as having been purchased at a higher cost. These changes could affect the timing and amount of income and deductions on the REMIC Regular Interest component and Basis Risk Carryforward component.

      The portion of the overall purchase price of a LIBOR Note attributable to the Basis Risk Carryforward component must be amortized over the life of such Notes, taking into account the declining balance of the related REMIC Regular Interest component. Treasury regulations concerning notional principal contracts provide alternative methods for amortizing the purchase price of an interest rate corridor contract. Under the level yield constant interest method discussed below, the price paid for an interest rate cap agreement is amortized over the life of the cap as though it were the principal amount of a loan bearing interest at a reasonable rate. Holders are encouraged to consult their tax advisors concerning the methods that can be employed to amortize the portion of the purchase price paid for the Basis Risk Carryforward component of such a Note.

      Any payments received by a holder of a LIBOR Note of Basis Risk Carryforward after the first two payment dates will be treated as periodic payments received under a notional principal contract. For any taxable year, to the extent the sum of the periodic payments received exceeds the amortization of the purchase price of the Basis Risk Carryforward component, such excess will be ordinary income. Conversely, to the extent the amortization of the purchase price exceeds the periodic payments, such excess will be allowable as an ordinary deduction. In the case of an individual, such deduction will be subject to the 2-percent floor imposed on miscellaneous itemized deductions under section 67 of the Code and may be subject to the overall limitation on itemized deductions imposed under section 68 of the Code. In addition, miscellaneous itemized deductions are not allowed for purposes of computing the alternative minimum tax.

Dispositions of Rights With Respect To Basis Risk Carryforward

      Upon the sale, exchange, or other disposition of a LIBOR Note, the holder of such a Note must allocate the amount realized between the Regular Interest component and the Basis Risk Carryforward component based on the relative fair market values of those items at the time of sale. Assuming a LIBOR Notes Note is held as a "capital asset" within the meaning of section 1221 of the Code, any gain or loss on the disposition of the Basis Risk Carryforward component or Basis Risk Carryforward position should be capital gain or loss.

Tax Treatment For Certain Purposes

      The Basis Risk Carryforward component of the LIBOR Notes will not qualify as assets described in Section 7701(a)(19)(C) of the Code or as real estate assets under Section 856(c)(5)(B) of the Code and the income from Basis Risk Carryforward component will not represent "interest on obligations secured by mortgages on real property or on interests in real property" under
Section 856(c)(3)(B) of the Code. In addition, because of the Basis Risk Carryforward rights of the LIBOR Notes, holders of such Notes should consult with their tax advisors before resecuritizing those Notes in a REMIC.

                                  Other Taxes

      No representations are made regarding the tax consequences of the purchase, ownership or disposition of the certificates under any state, local or foreign tax law. All investors are encouraged to consult their tax advisors regarding the federal, state, local or foreign tax consequences of purchasing, owning or disposing of the certificates.

                             ERISA Considerations

      Fiduciaries of employee benefit plans and certain other retirement plans and arrangements that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or corresponding provisions of the Code (including individual retirement accounts and annuities, Keogh plans, and collective investment funds in which the plans, accounts, annuities, or arrangements are invested), persons acting on behalf of a plan, and persons using the assets of a plan, should review carefully with their legal advisors whether the purchase or holding of the notes could either give rise to a transaction that is prohibited under ERISA or the Code or cause the collateral securing the notes to be treated as plan assets for purposes of regulations of the Department of Labor in 29 C.F.R. ss.2510.3-101 (the "Plan Assets Regulation").

      General. Section 406 of ERISA and Section 4975 of the Code prohibit parties in interest or disqualified persons with respect to a plan from engaging in certain transactions (including loans) involving the plan and its assets unless a statutory, regulatory, or administrative exemption applies to the transaction. Section 4975 of the Code imposes certain excise taxes (or, in some cases, a civil penalty may be assessed pursuant to Section 502(i) of ERISA) on parties in interest or disqualified persons which engage in non-exempt prohibited transactions.

      Plan Assets Regulation and the Notes. The United States Department of Labor has issued the Plan Assets Regulation concerning the definition of what constitutes the assets of a plan for purposes of ERISA and the prohibited transaction provisions of the Code. The Plan Assets Regulation describes the circumstances under which the assets of an entity in which a plan invests will be considered to be "plan assets" so that any person who exercises control over the assets would be subject to ERISA's fiduciary standards. Under the Plan Assets Regulation, generally, when a plan invests in another entity, the plan's assets do not include, solely by reason of the investment, any of the underlying assets of the entity. However, the Plan Assets Regulation provides that, if a plan acquires an "equity interest" in an entity, the assets of the entity will be treated as assets of the plan investor unless certain exceptions not applicable here apply.

      Under the Plan Assets Regulation, the term "equity interest" is defined as any interest in an entity other than an instrument that is treated as indebtedness under "applicable local law" and which has no "substantial equity features." If the notes are not treated as equity interests in the issuer for purposes of the Plan Assets Regulation, a plan's investment in the notes would not cause the assets of the issuer to be deemed plan assets. If the notes are deemed to be equity interests in the issuer, the issuer could be considered to hold plan assets because of a plan's investment in the notes. In that event, the master servicer and other persons exercising management or discretionary control over the assets of the issuer or providing services with respect to those assets would be deemed to be fiduciaries or other parties in interest with respect to investing plans and thus subject to the prohibited transaction provisions of Section 406 of ERISA and Section 4975 of the Code and, in the case of fiduciaries, to the fiduciary responsibility provisions of Title I of ERISA, with respect to transactions involving the issuer's assets. We cannot assure you that any statutory, regulatory, or administrative exemption will apply to all prohibited transactions that might arise in connection with the purchase or holding of an equity interest in the issuer by a plan. However, based on the features of the LIBOR Notes and their ratings, the issuer believes that the LIBOR Notes should be treated as indebtedness without substantial equity features for ERISA purposes. Because of their features it is likely that the Class A-IO Notes will be deemed to be equity interests in the issuer.

      Prohibited Transactions. Without regard to whether the notes are considered to be equity interests in the issuer, certain affiliates of the issuer might be considered or might become parties in interest or disqualified persons with respect to a plan. In this case, the acquisition and holding of notes by or on behalf of the plan could be considered to give rise to a prohibited transaction within the meaning of ERISA and the Code, unless they were subject to one or more exemptions such as Prohibited Transaction Class Exemption ("PTCE") 84-14, which exempts certain transactions effected on behalf of a plan by a "qualified professional asset manager"; PTCE 90-1, which exempts certain transactions involving insurance company pooled separate accounts; PTCE 91-38, which exempts certain transactions involving bank collective investment funds; PTCE 95-60, which exempts certain transactions involving insurance company general accounts; or PTCE 96-23, which exempts certain transactions effected on behalf of a plan by certain "in-house asset managers."

LIBOR Notes

      Each purchaser or transferee of a LIBOR Note that is a plan investor shall be deemed to have represented that the relevant conditions for exemptive relief under at least one of the foregoing exemptions or a similar exemption have been satisfied. Prospective transferees and purchasers should consider that a prohibited transaction exemption may not apply to all prohibited transactions that may arise in connection with a plan's investment in the LIBOR Notes.

      The issuing entity, the master servicer, a servicer, the indenture trustee, and the underwriter of the LIBOR Notes may be the sponsor of or investment advisor with respect to one or more plans. Because they may receive certain benefits in connection with the sale of the notes, the purchase of notes using plan assets over which any of them has investment authority might be deemed to be a violation of the prohibited transaction rules of ERISA and the Code for which no exemption may be available. Accordingly, any plan for which the issuing entity, the master servicer, a servicer, the indenture trustee, the underwriter of the notes, or any of their respective affiliates:

  o has investment or administrative discretion with respect to plan assets to be invested in the LIBOR Notes;

  o has authority or responsibility to give, or regularly gives, investment advice with respect to those plan assets, for a fee and pursuant to an agreement or understanding that the advice (i) will serve as a primary basis for investment decisions with respect to those plan assets, and
      (ii) will be based on the particular investment needs for the plan; or

  o   is an employer maintaining or contributing to the plan,

may not invest in the LIBOR Notes unless an appropriate administrative prohibited transaction exemption applies to the investment.

      The sale of LIBOR Notes to a plan is in no respect a representation by the issuing entity or the underwriter of the notes that this investment meets all relevant legal requirements with respect to investments by plans generally or any particular plan, or that this investment is appropriate for plans generally or any particular plan.

      Any plan investor proposing to invest in the LIBOR Notes should consult with its counsel to confirm that the investment will not result in a prohibited transaction that is not subject to an exemption and will satisfy the other requirements of ERISA and the Code applicable to plans.

Class A-IO Notes

      Because the Class A-IO Notes may be deemed to be equity interests for purposes of the Plan Assets Regulation, the Class A-IO Notes may not be purchased by, on behalf of or with plan assets of an employee benefit plan or other plan or arrangement that is subject to ERISA or to Section 4975 of the Code.

                        Legal Investment Considerations

      Although, as a condition to their issuance, the Notes will be rated in the highest rating category of each of the Rating Agencies, the Notes will not constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, because the mortgages securing the mortgage loans are not first mortgages. Accordingly, many institutions with legal authority to invest in comparably rated securities based on first mortgage loans may not be legally authorized to invest in the Notes, which, because they evidence interests in a pool that includes junior mortgage loans, are not "mortgage related securities" under the Secondary Mortgage Market Enhancement Act of 1984. See "Legal Investment" in the prospectus.

                            Method of Distribution

Subject to the terms and conditions set forth in the underwriting agreement, dated _________, 200_, between the depositor, and Countrywide Securities Corporation, an affiliate of the depositor, the sponsor and the master servicer (the "Underwriter"), the depositor has agreed to sell to the Underwriter, and the Underwriter has agreed to purchase from the depositor, the principal amount of LIBOR Notes indicated on the cover page of this prospectus supplement.
      The depositor has been advised that the Underwriter proposes initially to offer the LIBOR Notes to certain dealers at the prices set forth on the cover page less a selling concession not to exceed __.__% of the Note denomination, and that the Underwriter may allow and such dealers may reallow a reallowance discount not to exceed __.__%.

      After the initial public offering, the public offering prices, such concessions and such discounts may be changed.

      In the underwriting agreement, the Underwriter has agreed, subject to the terms and conditions set forth therein, to purchase all the LIBOR Notes offered hereby if any of the LIBOR Notes are purchased.

      Until the distribution of the LIBOR Notes is completed, rules of the Securities and Exchange Commission may limit the ability of the Underwriter and certain selling group members to bid for and purchase the LIBOR Notes. As an exception to these rules, the Underwriter is permitted to engage in certain transactions that stabilize the price of the LIBOR Notes. Such transactions consist of bids or purchases for the purposes of pegging, fixing or maintaining the price of the LIBOR Notes.

      In general, purchases of a security for the purpose of stabilization or to reduce a short position could cause the price of the security to be higher than it might be in the absence of such purchases.

      Neither the depositor nor the Underwriter makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the prices of the LIBOR Notes. In addition, neither the depositor nor the Underwriter makes any representation that the Underwriter will engage in such transactions or that such transactions, once commenced, will not be discounted without notice.

      The Underwriter has further represented to and agreed with the Depositor that:

            (a) it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of section 21 of the Financial Services and Markets Act 2000 (the "FSMA")) received by it in connection with the issue or sale of any LIBOR Notes in circumstances in which section 21(1) of the FSMA does not apply to the Depositor; and

            (b) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the LIBOR Notes in, from or otherwise involving the United Kingdom.

      In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a "Relevant Member State"), the Underwriter has represented and agreed with the Depositor that with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the "Relevant Implementation Date") it has not made and will not make an offer of LIBOR Notes to the public in that Relevant Member State before the publication of a prospectus in relation to the LIBOR Notes which has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus Directive, except that it may, with effect from and including the Relevant Implementation Date, make an offer of LIBOR Notes to the public in that Relevant Member State at any time:

            (a) to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;

            (b) to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year;
                  (2) a total balance sheet of more than (euro)43,000,000 and
                  (3) an annual net turnover of more than (euro)50,000,000, as shown in its last annual or consolidated accounts; or

            (c) in any other circumstances which do not require the publication by the Depositor of a prospectus pursuant to
                  Article 3 of the Prospectus Directive.

      For the purposes of this provision, the expression an "offer of notes to the public" in relation to any LIBOR Notes in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the LIBOR Notes to be offered so as to enable an investor to decide to purchase or subscribe the LIBOR Notes, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State, and the expression "Prospectus Directive" means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.

      The underwriting agreement provides that the depositor will indemnify the Underwriter against certain civil liabilities, including liabilities under the Securities Act of 1933.

                                Use of Proceeds

      The net proceeds to be received from the sale of the Notes will be applied by the depositor towards the purchase of the mortgage loans.

                                 Legal Matters

      Certain legal matters with respect to the Notes will be passed upon for the depositor by Sidley Austin LLP, New York, New York. Certain legal matters will be passed upon for the Underwriter by McKee Nelson LLP.

                                    Ratings

      It is a condition of the issuance of the notes that each class of notes set forth below be assigned the ratings at least as high as those designated below by [Rating Agency] and by [Rating Agency] (each a "Rating Agency"):


               [Rating Agency]         [Rating Agency]                         [Rating Agency]          [Rating Agency]
   Class            Rating                 Rating                Class             Rating                    Rating
   ---------   ---------------        ----------------       -------------    -----------------         -----------------
    A                                                            M-[4]
    A-IO                                                         M-[5]
    M-[1]                                                        M-[6]
    M-[2]                                                        B
    M-[3]


      A securities rating addresses the likelihood of the receipt by noteholders of timely payment of interest and payment of principal by the maturity date on the mortgage loans. The rating takes into consideration the characteristics of the mortgage loans and the structural and legal aspects associated with the Notes. The ratings on the Notes do not, however, constitute statements regarding the likelihood or frequency of prepayments on the mortgage loans or the possibility that noteholders might realize a lower than anticipated yield. The ratings on the Notes do not address the likelihood of the receipt by holders of the LIBOR Notes of Basis Risk Carryforward.

      A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each securities rating should be evaluated independently of similar ratings on different securities.

      The depositor has not requested a rating of the Notes by any rating agency other than the Rating Agencies; however, we cannot assure you that no other rating agency will rate the Notes or, if it does, what rating would be assigned by another rating agency. The rating assigned by another rating agency to the Notes could be lower than the respective ratings assigned by the Rating Agencies.

                                                    Index of Defined Terms

Accelerated Principal Payment Amount.....................S-52    OID .........................................................S-89
Additional Balances......................................S-30    One Hundred and Eighty-Day Delinquency Rate..................S-55
Additional Home Equity Loans.............................S-36    Optional Termination Date....................................S-86
Additional Loan Accounts.................................S-35    payment date.................................................S-58
Applied Liquidation Loss Amount..........................S-65    Payment Date..................................................S-7
Assignment Event.........................................S-74    Percentage Interest..........................................S-67
Available Transferor Subordinated Amount.................S-52    Plan Assets Regulation.......................................S-91
Basis Risk Carryforward..................................S-59    Pool Characteristics.........................................S-37
Basis Risk Carryforward component........................S-88    Prefunded Amount.............................................S-35
Basis Risk Carryforward Reserve Fund.....................S-60    Principal Payment Amount.....................................S-55
business day.............................................S-58    PTCE.........................................................S-92
Class A Principal Distribution Target Amount.............S-53    Rapid Amortization Cumulative Loss Trigger Event.......S-55, S-65
Class A-IO Component 1 Notional Balance..................S-59    Rapid Amortization Delinquency Trigger Event...........S-56, S-65
Closing Date..............................................S-4    Rapid Amortization Event.....................................S-64
Code...............................................S-88, S-89    Rapid Amortization Period....................................S-61
Collection Period........................................S-53    Rating Agency................................................S-95
Countrywide..............................................S-31    Related Documents............................................S-73
CPR......................................................S-43    REMIC Regular Interest component.............................S-88
Cut-off Date..............................................S-4    Required Amount........................................S-56, S-63
debt-to-income ratio.....................................S-33    Required Transferor Subordinated Amount......................S-55
Defective Mortgage Loans.................................S-75    Residual Certificates........................................S-88
Detailed Description.....................................S-37    Rolling One Hundred and Eighty-Day Delinquency Rate..........S-56
Determination Date.......................................S-76    Rolling Sixty-Day Delinquency Rate...........................S-56
DTC 1                                                            Rolling Three Hundred and Sixty-Day Delinquency Rate.........S-56
Eligible Account.........................................S-76    Senior Enhancement Percentage................................S-56
Eligible Investment......................................S-77    Servicing Fee Rate...........................................S-84
Eligible Substitute Mortgage Loan........................S-74    Sixty-Day Delinquency Rate...................................S-56
ERISA....................................................S-91    Statistical Calculation Date.................................S-37
Events of Servicing Termination..........................S-85    Stepdown Cumulative Loss Trigger Event.......................S-57
Excess Cashflow....................................S-53, S-62    Stepdown Date................................................S-57
Funding Period...........................................S-36    Stepdown Delinquency Trigger Event...........................S-57
Global Securities...........................................1    Stepdown Target Subordination Percentage.....................S-53
Indenture Trustee Fee Rate...............................S-84    Subordinated Transferor Collections..........................S-63
initial mortgage loans...................................S-36    Subsequent Cut-off Date.......................................S-4
Initial Target Subordination Percentage..................S-53    Tax Counsel..................................................S-88
Interest Period..........................................S-60    Three Hundred and Sixty-Day Delinquency Rate.................S-57
Investor Floating Allocation Percentage..................S-53    TIA................................................... S-69, S-71
Investor Interest Collections............................S-53    Transfer Date................................................S-80
Investor Loss Amount.....................................S-53    Transfer Deficiency..........................................S-43
Investor Loss Reduction Amount...........................S-53    Transfer Deposit Amount......................................S-43
Investor Principal Collections.....................S-54, S-61    Transferor Interest....................................S-30, S-58
Issuing Entity............................................S-3    Trigger Event................................................S-58
LIBOR....................................................S-58    trust fund...................................................S-30
Liquidated Mortgage Loan.................................S-54    U.S. Person.....................................................4
Liquidation Loss Amount..................................S-54    underlying REMIC.............................................S-88
Loan Pool Balance........................................S-54    underlying REMIC Regular Interests...........................S-88
Managed Amortization Period..............................S-61    Underwriter..................................................S-93
Master REMIC.............................................S-88    Unpaid Investor Interest Shortfall...........................S-58
Modeling Assumptions.....................................S-44    Voting Rights................................................S-67
Moody's...................................................S-6
Net Draws................................................S-54
Net Draws Principal Payment..............................S-54
OC Floor.................................................S-55



Weighted Average Net Loan Rate...........................S-59

                                   Annex I

                   Principal Balances for the Mortgage Loans

                                                                    Percent of
                                                                    Aggregate                         Weighted        Weighted
                                                       Number of     Principal                          Average         Average
Range of Principal             Aggregate Principal     Mortgage       Balance      Average Current       Gross      Remaining Term
   Balances ($)                Balance Outstanding       Loans      Outstanding   Principal Balance  Mortgage Rate     (months)
------------------------     ----------------------   -----------   -----------   -----------------  -------------  --------------
    -           ........     $                                            %       $                         %
    -           ........
    -           ........
    -           ........
    -           ........
    -           ........
    -           ........
    -           ........
    -           ........
    -           ........
    -           ........
    -           ........
    -           ........
    -           ........
    -           ........
    -           ........
    -           ........
    -           ........
    -           ........
    -           ........
    -           ........
    -           ........
    -           ........
    -           ........
    -           ........
    -           ........
    -           ........
    -           ........
    -           ........
    -           ........
    -           ........
    -           ........
    -           ........
    -           ........
    -           ........
    -           ........
    -           ........
    -           ........
    -           ........
    -           ........
    -           ........
    -           ........

Greater than
                             ----------------------   -----------   -----------
          Total               $                                             %
                             ======================   ===========   ===========



                                 Weighted          Weighted
                               Average Credit       Average
Range of Principal              Bureau Risk      Loan-to-Value
   Balances ($)                    Score             Ratio
------------------------       --------------    --------------
    -           ........                                  %
    -           ........
    -           ........
    -           ........
    -           ........
    -           ........
    -           ........
    -           ........
    -           ........
    -           ........
    -           ........
    -           ........
    -           ........
    -           ........
    -           ........
    -           ........
    -           ........
    -           ........
    -           ........
    -           ........
    -           ........
    -           ........
    -           ........
    -           ........
    -           ........
    -           ........
    -           ........
    -           ........
    -           ........
    -           ........
    -           ........
    -           ........
    -           ........
    -           ........
    -           ........
    -           ........
    -           ........
    -           ........
    -           ........
    -           ........
    -           ........
    -           ........
Greater than

          Total

               As of the Statistical Calculation Date, the average principal balance of the statistical calculation mortgage loans was approximately $______.



                                     A-1-1


                             Loan Programs for the Mortgage Loans

                                                              Percent of              Weighted   Weighted   Weighted
                                       Aggregate    Number     Aggregate    Average    Average    Average    Average        Weighted
                                       Principal      of       Principal    Current     Gross    Remaining    Credit         Average
                                        Balance     Mortgage    Balance    Principal   Mortgage    Term     Bureau Risk     Loan-to-
Description of Loan Programs          Outstanding    Loans    Outstanding   Balance     Rate     (months)     Score      Value Ratio
------------------------------------  ------------  --------- -----------  ---------- --------- ---------- ------------ ------------
5 Year Draw/5 Year Repay...........   $                            %       $              %                                     %
5 Year Draw/10 Year Repay..........
10 Year Draw/0 Year Repay..........
10 Year Draw/15 Year Repay.........
10 Year Draw/20 Year Repay.........
15 Year Draw/0 Year Repay..........
15 Year Draw/10 Year Repay.........   ------------  --------- -----------

             Total                    $                            %
                                      ============  ========= ===========


                               Loan Rates for the Mortgage Loans

                                                              Percent of              Weighted   Weighted   Weighted
                                       Aggregate    Number     Aggregate    Average    Average    Average    Average        Weighted
                                       Principal      of       Principal    Current     Gross    Remaining    Credit         Average
                                        Balance     Mortgage    Balance    Principal   Mortgage    Term     Bureau Risk     Loan-to-
  Range of Loan Rates(%)              Outstanding    Loans    Outstanding   Balance     Rate     (months)     Score      Value Ratio
------------------------------------  ------------  --------- -----------  ---------- --------- ---------- ------------ ------------
            -                ........  $                           %       $              %                                   %
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
Greater than  ........................ ----------   --------- -----------
             Total                     $                           %
                                       ==========   ========= ============

            As of the Statistical Calculation Date, the weighted average loan rate of the statistical calculation mortgage loans was approximately __.__%.



                                    A-1-2


                 Months Remaining to Scheduled Maturity for the Mortgage Loans



                                                              Percent of              Weighted   Weighted   Weighted
                                       Aggregate    Number     Aggregate    Average    Average    Average    Average        Weighted
                                       Principal      of       Principal    Current     Gross    Remaining    Credit         Average
  Months Remaining to                   Balance     Mortgage    Balance    Principal   Mortgage    Term     Bureau Risk     Loan-to-
   Scheduled Maturity                 Outstanding    Loans    Outstanding   Balance     Rate     (months)     Score      Value Ratio
------------------------------------  ------------  --------- -----------  ---------- --------- ---------- ------------ ------------
            -                ........  $                           %       $              %                                   %
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........ ----------    --------- ----------
             Total                    $                            %
                                      ==========    ========= ==========

            As of the Statistical Calculation Date, the weighted average remaining months to scheduled maturity of the statistical calculation mortgage loans was approximately ___.

            The above table assumes that the draw period for the statistical calculation mortgage loans with five year draw periods and fifteen year repayment periods will be extended for an additional five years.


                     Combined Loan-to-Value Ratios for the Mortgage Loans


                                                              Percent of              Weighted   Weighted   Weighted
                                       Aggregate    Number     Aggregate    Average    Average    Average    Average        Weighted
                                       Principal      of       Principal    Current     Gross    Remaining    Credit         Average
Range of Combined Loan-to-              Balance     Mortgage    Balance    Principal   Mortgage    Term     Bureau Risk     Loan-to-
      Value Ratios (%)                Outstanding    Loans    Outstanding   Balance     Rate     (months)     Score      Value Ratio
------------------------------------  ------------  --------- -----------  ---------- --------- ---------- ------------ ------------
            -                ........ $                            %       $              %                                    %
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........ ----------   --------- -----------
             Total                    $                            %
                                      ==========   ========= ===========

            As of the Statistical Calculation Date, the weighted average combined loan-to-value ratio of the statistical calculation mortgage loans was approximately __.__%.


                                    A-1-3

            The geographic location used for the following table is determined by the address of the mortgaged property securing the related mortgage loan.

                        Geographic Distribution for the Mortgage Loans


                                                              Percent of              Weighted   Weighted   Weighted
                                       Aggregate    Number     Aggregate    Average    Average    Average    Average        Weighted
                                       Principal      of       Principal    Current     Gross    Remaining    Credit         Average
                                        Balance     Mortgage    Balance    Principal   Mortgage    Term     Bureau Risk     Loan-to-
           State                      Outstanding    Loans    Outstanding   Balance     Rate     (months)     Score      Value Ratio
------------------------------------  ------------  --------- -----------  ---------- --------- ---------- ------------ ------------
.....................................  $                            %       $              %                                    %
.....................................
.....................................
.....................................
.....................................
.....................................
.....................................
.....................................
.....................................
.....................................
.....................................
.....................................
.....................................
.....................................
.....................................
.....................................
.....................................
.....................................
.....................................
.....................................
.....................................
.....................................
.....................................
.....................................
.....................................
.....................................
.....................................
.....................................
.....................................
.....................................
.....................................
.....................................
.....................................
.....................................
.....................................
.....................................
.....................................
.....................................
.....................................
.....................................
.....................................
.....................................
.....................................
.....................................
.....................................
.....................................
.....................................
.....................................
.....................................
.....................................
.....................................  ------------  --------  ----------
             Total                    $                            %
                                      ============  ========  ==========



                                    A-1-4




                  Credit Scores for the Mortgage Loans for the Mortgage Loans


                                                              Percent of              Weighted   Weighted   Weighted
                                       Aggregate    Number     Aggregate    Average    Average    Average    Average        Weighted
                                       Principal      of       Principal    Current     Gross    Remaining    Credit         Average
                                        Balance     Mortgage    Balance    Principal   Mortgage    Term     Bureau Risk     Loan-to-
  Range of Credit Scores              Outstanding    Loans    Outstanding   Balance     Rate     (months)     Score      Value Ratio
------------------------------------  ------------  --------- -----------  ---------- --------- ---------- ------------ ------------
            -                ........ $                            %       $              %                                    %
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
Less than..........................   ------------  --------- ----------
             Total                    $                            %
                                      ============  ========= ==========

            As of the Statistical Calculation Date, the weighted average credit score of the statistical calculation mortgage loans was approximately ___.


                             Property Type for the Mortgage Loans


                                                              Percent of              Weighted   Weighted   Weighted
                                       Aggregate    Number     Aggregate    Average    Average    Average    Average        Weighted
                                       Principal      of       Principal    Current     Gross    Remaining    Credit         Average
                                        Balance     Mortgage    Balance    Principal   Mortgage    Term     Bureau Risk     Loan-to-
         Property Type                Outstanding    Loans    Outstanding   Balance     Rate     (months)     Score      Value Ratio
------------------------------------  ------------  --------- -----------  ---------- --------- ---------- ------------ ------------
Single Family........................ $                            %       $              %                                    %
Planned Unit Development (PUD).......
Low-Rise Condominium.................
2-4 Units............................
High-Rise Condominium................ -----------   --------- -----------
             Total                    $                             %
                                      ===========   ========= ===========


                                    A-1-5

                             Gross Margins for the Mortgage Loans


                                                              Percent of              Weighted   Weighted   Weighted
                                       Aggregate    Number     Aggregate    Average    Average    Average    Average        Weighted
                                       Principal      of       Principal    Current     Gross    Remaining    Credit         Average
     Range of Gross                     Balance     Mortgage    Balance    Principal   Mortgage    Term     Bureau Risk     Loan-to-
      Margins (%)                     Outstanding    Loans    Outstanding   Balance     Rate     (months)     Score      Value Ratio
------------------------------------  ------------  --------- -----------  ---------- --------- ---------- ------------ ------------
Less than  .......................... $                            %       $              %                                    %
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........  -----------   ---------  -----------
             Total                     $                            %
                                       ===========   =========  ===========

            As of the Statistical Calculation Date, the weighted average gross margin of the statistical calculation mortgage loans was approximately ____.__%.


                                    A-1-6

            The credit limit utilization rates in the following table are determined by dividing the principal balance as of the Statistical Calculation Date for the particular grouping by the aggregate of the credit limits of the related credit line agreements.

                             Credit Limit Utilization Rates for the Mortgage Loans



                                                              Percent of              Weighted   Weighted   Weighted
                                       Aggregate    Number     Aggregate    Average    Average    Average    Average        Weighted
                                       Principal      of       Principal    Current     Gross    Remaining    Credit         Average
      Range of Credit                   Balance     Mortgage    Balance    Principal   Mortgage    Term     Bureau Risk     Loan-to-
Limit Utilization Rates(%)            Outstanding    Loans    Outstanding   Balance     Rate     (months)     Score      Value Ratio
------------------------------------  ------------  --------- -----------  ---------- --------- ---------- ------------ ------------
            -                ......  $                            %        $             %                                     %
            -                ......
            -                ......
            -                ......
            -                ......
            -                ......
            -                ......
            -                ......
            -                ......
            -                ......  ------------   --------- ----------
             Total                   $                            %
                                     ============   ========= ==========

            As of the Statistical Calculation Date, the average credit limit utilization rate of the statistical calculation mortgage loans was approximately __.__%.


                           Maximum Loan Rates for the Mortgage Loans


                                                              Percent of              Weighted   Weighted   Weighted
                                       Aggregate    Number     Aggregate    Average    Average    Average    Average        Weighted
                                       Principal      of       Principal    Current     Gross    Remaining    Credit         Average
    Maximum Loan                        Balance     Mortgage    Balance    Principal   Mortgage    Term     Bureau Risk     Loan-to-
       Rates(%)                       Outstanding    Loans    Outstanding   Balance     Rate     (months)     Score      Value Ratio
------------------------------------  ------------  --------- -----------  ---------- --------- ---------- ------------ ------------
...................................    $                            %       $             %                                    %
...................................
...................................
...................................
...................................
...................................
...................................    -----------   --------- -----------
             Total                    $                            %
                                      ===========   ========= ===========

            As of the Statistical Calculation Date, the weighted average  maximum loan rate of the statistical calculation mortgage loans was approximately __.__%.


                                    A-1-7


                                     Credit Limits for the Mortgage Loans


                                                              Percent of              Weighted   Weighted   Weighted
                                       Aggregate    Number     Aggregate    Average    Average    Average    Average        Weighted
                                       Principal      of       Principal    Current     Gross    Remaining    Credit         Average
                                        Balance     Mortgage    Balance    Principal   Mortgage    Term     Bureau Risk     Loan-to-
 Range of Credit Limits($)            Outstanding    Loans    Outstanding   Balance     Rate     (months)     Score      Value Ratio
------------------------------------  ------------  --------- -----------  ---------- --------- ---------- ------------ ------------
            -                ........  $                           %       $             %                                      %
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
            -                ........
  Greater than  .....................  ----------   ---------  -----------
             Total                      $                           %
                                       ==========   =========  ===========

            As of the Statistical Calculation Date, the average credit limit of the statistical calculation mortgage loans was approximately $________.



                                    A-1-8

                                Lien Priority for the Mortgage Loans



                                                              Percent of              Weighted   Weighted   Weighted
                                       Aggregate    Number     Aggregate    Average    Average    Average    Average        Weighted
                                       Principal      of       Principal    Current     Gross    Remaining    Credit         Average
                                        Balance     Mortgage    Balance    Principal   Mortgage    Term     Bureau Risk     Loan-to-
        Lien Priority                 Outstanding    Loans    Outstanding   Balance     Rate     (months)     Score      Value Ratio
------------------------------------  ------------  --------- -----------  ---------- --------- ---------- ------------ ------------
[Second] Liens....................... $                           %        $             %                                    %
                                      ------------  --------- -----------
             Total                    $                           %
                                      ============  ========= ===========



                                   Delinquency Status for the Mortgage Loans

                                                              Percent of              Weighted   Weighted   Weighted
                                       Aggregate    Number     Aggregate    Average    Average    Average    Average        Weighted
                                       Principal      of       Principal    Current     Gross    Remaining    Credit         Average
                                        Balance     Mortgage    Balance    Principal   Mortgage    Term     Bureau Risk     Loan-to-
     Delinquency Status               Outstanding    Loans    Outstanding   Balance     Rate     (months)     Score      Value Ratio
------------------------------------  ------------  --------- -----------  ---------- --------- ---------- ------------ ------------
Current.............................. $                             %          $          %                                     %
                                      ------------  --------- -----------
             Total                    $                             %
                                      ============  ========= ===========



                            Origination Year for the Mortgage Loans


                                                              Percent of              Weighted   Weighted   Weighted
                                       Aggregate    Number     Aggregate    Average    Average    Average    Average        Weighted
                                       Principal      of       Principal    Current     Gross    Remaining    Credit         Average
                                        Balance     Mortgage    Balance    Principal   Mortgage    Term     Bureau Risk     Loan-to-
      Origination Year                Outstanding    Loans    Outstanding   Balance     Rate     (months)     Score      Value Ratio
------------------------------------  ------------  --------- -----------  ---------- --------- ---------- ------------ ------------
...................................... $                            %       $              %                                    %
...................................
...................................
...................................
...................................
...................................
...................................
...................................
...................................
...................................    -----------   --------- ----------
             Total                    $                            %
                                      ===========   ========= ==========


                                     A-1-9

                                   Annex II

                     Global Clearance, Settlement and Tax
                           Documentation Procedures

            Except in certain limited circumstances, the globally offered Revolving Home Equity Loan Asset Backed Notes, Series 200_-_ (the "Global Securities") will be available only in book-entry form. Investors in the Global Securities may hold them through any of The Depository Trust Company ("DTC"), Clearstream, Luxembourg or Euroclear. The Global Securities will be tradeable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

            Secondary market trading between investors holding interests in Global Securities through Clearstream, Luxembourg and Euroclear will be conducted in accordance with their normal rules and operating procedures and in accordance with conventional eurobond practice. Secondary market trading between investors holding interests in Global Securities through DTC will be conducted according to the rules and procedures applicable to U.S. corporate debt obligations.

            Secondary cross-market trading between investors holding interests in Global Securities through Clearstream, Luxembourg or Euroclear and investors holding interests in Global Securities through DTC participants will be effected on a delivery-against-payment basis through the respective depositories of Clearstream, Luxembourg and Euroclear (in that capacity) and other DTC participants.

            Although DTC, Euroclear and Clearstream, Luxembourg are expected to follow the procedures described below to facilitate transfers of interests in the Global Securities among participants of DTC, Euroclear and Clearstream, Luxembourg, they are under no obligation to perform or continue to perform those procedures, and those procedures may be discontinued at any time. Neither the issuing entity nor the indenture trustee will have any responsibility for the performance by DTC, Euroclear and Clearstream, Luxembourg or their respective participants or indirect participants of their respective obligations under the rules and procedures governing their obligations.

            Non-U.S. holders (as described below) of Global Securities will be subject to U.S. withholding taxes unless the holders meet certain requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.

Initial Settlement

            The Global Securities will be registered in the name of Cede & Co. as nominee of DTC. Investors' interests in the Global Securities will be represented through financial institutions acting on their behalf as direct and indirect participants in DTC. Clearstream, Luxembourg and Euroclear will hold positions on behalf of their participants through their respective depositories, which in turn will hold the positions in accounts as DTC participants.

            Investors electing to hold interests in Global Securities through DTC participants, rather than through Clearstream, Luxembourg or Euroclear accounts, will be subject to the settlement practices applicable to similar issues of pass-through notes. Investors' securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

            Investors electing to hold interests in Global Securities through Clearstream, Luxembourg or Euroclear accounts will follow the settlement procedures applicable to conventional eurobonds, except that there will be no temporary global security and no "lock-up" or restricted period. Interests in Global Securities will be credited to the securities custody accounts on the settlement date against payment in same-day funds.

Secondary Market Trading

            Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.


                                    A-II-1

            Transfers between DTC Participants. Secondary market trading between DTC participants will be settled using the DTC procedures applicable to similar issues of pass-through notes in same-day funds.

            Transfers between Clearstream, Luxembourg and/or Euroclear Participants. Secondary market trading between Clearstream, Luxembourg participants or Euroclear participants and/or investors holding interests in Global Securities through them will be settled using the procedures applicable to conventional eurobonds in same-day funds.

            Transfers between DTC seller and Clearstream, Luxembourg or Euroclear purchaser. When interests in Global Securities are to be transferred on behalf of a seller from the account of a DTC participant to the account of a Clearstream, Luxembourg participant or a Euroclear participant or a purchaser, the purchaser will send instructions to Clearstream, Luxembourg or Euroclear through a Clearstream, Luxembourg participant or Euroclear participant at least one business day before settlement. Clearstream, Luxembourg or the Euroclear operator will instruct its respective depository to receive an interest in the Global Securities against payment. Payment will include interest accrued on the Global Securities from and including the last payment date to but excluding the settlement date. Payment will then be made by the respective depository to the DTC participant's account against delivery of an interest in the Global Securities. After settlement has been completed, the interest will be credited to the respective clearing system, and by the clearing system, in accordance with its usual procedures, to the Clearstream, Luxembourg participant's or Euroclear participant's account. The credit of the interest will appear on the next business day and the cash debit will be back-valued to, and the interest on the Global Securities will accrue from, the value date (which would be the preceding day when settlement occurred in New York). If settlement is not completed through DTC on the intended value date (i.e., the trade fails), the Clearstream, Luxembourg or Euroclear cash debit will be valued instead as of the actual settlement date.

            Clearstream, Luxembourg participants and Euroclear participants will need to make available to the respective clearing system the funds necessary to process same-day funds settlement. The most direct means of doing so is to pre-position funds for settlement from cash on hand, in which case the Clearstream, Luxembourg participants or Euroclear participants will take on credit exposure to Clearstream, Luxembourg or the Euroclear operator until interests in the Global Securities are credited to their accounts one day later.

            As an alternative, if Clearstream, Luxembourg or the Euroclear operator has extended a line of credit to them, Clearstream, Luxembourg participants or Euroclear participants can elect not to pre-position funds and allow that credit line to be drawn upon. Under this procedure, Clearstream, Luxembourg participants or Euroclear participants receiving interests in Global Securities for purchasers would incur overdraft charges for one day, to the extent they cleared the overdraft when interests in the Global Securities were credited to their accounts. However, interest on the Global Securities would accrue from the value date. Therefore, the investment income on the interest in the Global Securities earned during that one-day period would tend to offset the amount of the overdraft charges, although this result will depend on each Clearstream, Luxembourg participant's or Euroclear participant's particular cost of funds.

            Since the settlement through DTC will take place during New York business hours, DTC participants are subject to DTC procedures for transferring interests in Global Securities to the respective depository of Clearstream, Luxembourg or Euroclear for the benefit of Clearstream, Luxembourg participants or Euroclear participants. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the seller settling the sale through a DTC participant, a cross-market transaction will settle no differently than a sale to a purchaser settling through a DTC participant.

            Finally, intra-day traders that use Clearstream, Luxembourg participants or Euroclear participants to purchase interests in Global Securities from DTC participants or sellers settling through them for delivery to Clearstream, Luxembourg participants or Euroclear participants should note that these trades will automatically fail on the sale side unless affirmative action is taken. At least three techniques should be available to eliminate this potential condition:

            (a) borrowing interests in Global Securities through Clearstream, Luxembourg or Euroclear for one day (until the purchase side of the intra-day trade is reflected in the relevant Clearstream, Luxembourg or Euroclear accounts) in accordance with the clearing system's customary procedures;


                                    A-II-2

            (b) borrowing interests in Global Securities in the United States from a DTC participant no later than one day before settlement, which would give sufficient time for the interests to be reflected in the relevant Clearstream, Luxembourg or Euroclear accounts to settle the sale side of the trade; or

            (c) staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC participant is at least one day before the value date for the sale to the Clearstream, Luxembourg participant or Euroclear participant.

            Transfers between Clearstream, Luxembourg or Euroclear seller and DTC purchaser. Due to time zone differences in their favor, Clearstream, Luxembourg participants and Euroclear participants may employ their customary procedures for transactions in which interests in Global Securities are to be transferred by the respective clearing system, through the respective depository, to a DTC participant. The seller will send instructions to Clearstream, Luxembourg or the Euroclear operator through a Clearstream, Luxembourg participant or Euroclear participant at least one business day before settlement. Clearstream, Luxembourg or Euroclear will instruct its respective depository to credit an interest in the Global Securities to the DTC participant's account against payment. Payment will include interest accrued on the Global Securities from and including the last payment date to but excluding the settlement date. The payment will then be reflected in the account of the Clearstream, Luxembourg participant or Euroclear participant the following business day, and receipt of the cash proceeds in the Clearstream, Luxembourg participant's or Euroclear participant's account would be back-valued to the value date (which would be the preceding day, when settlement occurred through DTC in New York). If settlement is not completed on the intended value date (i.e., the trade fails), receipt of the cash proceeds in the Clearstream, Luxembourg participant's or Euroclear participant's account would instead be valued as of the actual settlement date.

Certain U.S. Federal Income Tax Documentation Requirements

            A Beneficial Owner of Global Securities holding securities through Clearstream, Luxembourg or Euroclear (or through DTC if the holder has an address outside the United States) will be subject to the 30% U.S. withholding tax that generally applies to payments of interest (including original issue discount) on registered debt issued by U.S. Persons, unless (i) each clearing system, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business in the chain of intermediaries between the Beneficial Owner and the U.S. entity required to withhold tax complies with applicable certification requirements and (ii) the beneficial owner takes one of the following steps to obtain an exemption or reduced tax rate:

        o Exemption for non-U.S. Persons (W-8BEN). In general, Beneficial Owners of notes that are non-U.S. Persons can obtain a complete exemption from the withholding tax by filing a signed Form W-8BEN (Certificate of Foreign Status of Beneficial Ownership for United States Tax Withholding). If the information shown on Form W-8BEN changes a new Form W-8BEN must be filed within 30 days of the change. More complex rules apply if notes are held through a non-U.S. intermediary (which includes an agent, nominee, custodian, or other person who holds a Note for the account of another) or non-U.S. flow-through entity (which includes a partnership, trust, and certain fiscally transparent entities).

        o Exemption for non-U.S. Persons with effectively connected income (Form W-8ECI). A non-U.S. Person, including a non-U.S. corporation or bank with a U.S. branch, for which the interest income is effectively connected with its conduct of a trade or business in the United States can obtain an exemption from the withholding tax by filing Form W-8ECI (Certificate of Foreign Person's Claim for Exemption from Withholding or Income Effectively Connected with the Conduct of a Trade or Business in the United States).

        o Exemption or reduced rate for non-U.S. Persons resident in treaty countries (Form W-8BEN). In general, Non-U.S. Persons that are Beneficial Owners residing in a country that has a tax treaty with the United States can obtain an exemption or reduced tax rate (depending on the treaty terms) by Form W-8BEN (Certificate of Foreign Status of Beneficial Ownership for United States Tax Withholding). More complex rules apply where notes are held through a Non-U.S. Intermediary or Non-U.S. Flow Through Entity.


                                    A-II-3

        o Exemption for U.S. Persons (Form W-9). U.S. Persons can obtain a complete exemption from the withholding tax by filing Form W-9 (Payer's Request for Taxpayer Identification Number and Certification).

        o U.S. Federal Income Tax Reporting Procedure. The Beneficial Owner of a Global Security files by submitting the appropriate form to the person through whom it holds (the clearing agency, in the case of persons holding directly on the books of the clearing agency).

            Generally, a Form W-8BEN and a Form W-8ECI will remain in effect for a period starting on the date the form is signed and ending on the last day of the third succeeding calendar year unless a change in circumstances makes any information of the form incorrect. In addition, a Form W-8BEN furnished with a U.S. taxpayer identification number will remain in effect until a change of circumstances makes any information of the form incorrect, provided that the withholding agent reports on Form 1042-S at least one payment annually to the beneficial owner who provided the form.

            The term "U.S. Person" means (i) a citizen or resident of the United States, (ii) a corporation or partnership or other entity treated as a corporation or partnership for federal income tax purposes created or organized in or under the laws of the United States, any State thereof or the District of Columbia, (iii) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source, (iv) a trust if a court within the United States is able to exercise primary supervision of the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust, or (v) certain eligible trusts that elect to be taxed as U.S. Persons. This summary does not deal with all aspects of U.S. Federal income tax withholding that may be relevant to foreign holders of the Global Securities. Investors are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of the Global Securities.


                                    A-II-4

                          $_________________________
                                 (APPROXIMATE)

                    CWHEQ Revolving Home Equity Loan Trust,
                                 Series 200_-_
                                Issuing Entity

                                  CWHEQ, Inc.
                                   Depositor


                         [LOGO OMITTED]COUNTRYWIDE(R)
                         ----------------------------
                                  HOME LOANS

                      Sponsor, Seller and Master Servicer

                          Revolving Home Equity Loan
                       Asset Backed Notes, Series 200_-_

                                ---------------

                             PROSPECTUS SUPPLEMENT

                                ---------------


                      Countrywide Securities Corporation


     You should rely only on the information contained or incorporated by reference in this prospectus supplement and accompanying prospectus. We have not authorized anyone to provide you with different information.

     We are not offering the Revolving Home Equity Loan Asset Backed Notes, Series 200_-_ in any state where the offer is not permitted.

     Dealers will deliver a prospectus supplement and prospectus when acting as underwriters of the Revolving Home Equity Loan Asset Backed Notes, Series 200_-_ and with respect to their unsold allotments or subscriptions. In addition, all dealers selling the Revolving Home Equity Loan Asset Backed Notes, Series 200_-_ will be required to deliver a prospectus supplement and prospectus until 90 days after the date of this prospectus supplement.


                             _______________, 200_

The information in this prospectus supplement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus supplement is not an offer to sell these securities and we are not soliciting offers to buy these securities in any state where the offer or sale is not permitted.



 Prospectus Supplement
(To Prospectus dated ___________, 200_)

                                   $---------
                                  (Approximate)
                     CWHEQ Revolving Home Equity Loan Trust,
                                  Series 200_-_
                                 Issuing Entity
          Revolving Home Equity Loan Asset Backed Notes, Series 200_-_
                                   CWHEQ, Inc.
                                    Depositor

                                   Countrywide
                                   -----------
                                   HOME LOANS

                       Sponsor, Seller and Master Servicer

The Notes

The issuing entity will issue notes and certificates, including the following classes of notes being offered pursuant to this prospectus supplement and the accompanying prospectus:


                    Original Note      Note Rate     Price to     Underwriting     Proceeds to
                Principal Balance (1)    (2)          Public        Discount      Depositor (3)
                ---------------------    ---          ------        --------      -------------
[1-A].......       $___________        [Variable]     ________%      ________%       ________%
[2-A].......       $___________        [Variable]     ________%      ________%       ________%


(1) Subject to a permitted variance of plus or minus 10%.

(2) Calculated based on LIBOR. See page S-_ in "Summary" for calculation of the Note Rate.

(3) Before deducting expenses payable by the depositor estimated to be approximately $________.


                  Payments on the notes are expected to occur monthly on each payment date starting on ________, 200_.

Consider carefully the risk factors beginning on page S-_ in this prospectus supplement and on page _ in the prospectus.

The notes represent obligations of the CWHEQ Revolving Home Equity Loan Trust, Series 200_-_ only and do not represent an interest in or obligation of CWHEQ, Inc., Countrywide Home Loans, Inc., or any of their other affiliates. This prospectus supplement may be used to offer and sell the notes only if accompanied by the prospectus.


The Trust Fund

The notes issued pursuant to the indenture will be secured by a trust fund consisting primarily of [two] loan groups of home equity revolving credit line loans made or to be made in the future under certain home equity revolving credit line loan agreements. The loans will be secured by second deeds of trust or mortgages primarily on one- to four-family residential properties and will bear interest at rates that adjust based on the prime rate. The trust fund may initially include funds that are expected to be used to acquire additional home equity revolving credit line loans not included in the initial cut-off date pool.

Credit Enhancement

[Note Insurer] will issue an irrevocable and unconditional [note] guaranty insurance policy that will guarantee certain payments to the holders of the Class [1-A] Notes and Class [2-A] Notes.

                               [NOTE INSURER LOGO]

Credit enhancement for the notes may also consist of excess interest, overcollateralization and cross-collateralization as described in further detail in this prospectus supplement and the accompanying prospectus.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed on the accuracy or adequacy of this prospectus supplement or the prospectus. Any representation to the contrary is a criminal offense.

[Countrywide Securities Corporation] and [Underwriter] will offer the notes to the public subject to prior sale and subject to its right to reject orders in whole or in part. See "Method of Distribution." The notes will be issued in book-entry form on or about ________, 200_ through the facilities of The Depository Trust Company and, upon request, through Clearstream, Luxembourg or the Euroclear System.

[Countrywide Securities Corporation]                              [Underwriter]
________, 200_

                                            Table of Contents
                                                 Page
                                                 ----
Summary...........................................S-3
Summary of Transaction Parties...................S-14
Risk Factors.....................................S-15
The Issuing Entity...............................S-24
The Note Insurer.................................S-27
The Sponsor and Master Servicer..................S-27
The Home Equity Loan Program.....................S-28
Description of the Mortgage Loans................S-31
Maturity and Prepayment Considerations...........S-34
Pool Factor......................................S-36
Static Pool Data.................................S-37
Description of the Notes.........................S-37
Description of the Indenture.....................S-47
Description of the Sale and Servicing Agreement..S-55
Servicing Compensation and Payment of Expenses...S-64
Description of the Purchase Agreement............S-69
Legal Proceedings................................S-70
Material Federal Income Tax Consequences.........S-70
Other Taxes......................................S-73
ERISA Considerations.............................S-73
Legal Investment Considerations..................S-75
Method of Distribution...........................S-75
Use of Proceeds..................................S-76
Legal Matters....................................S-76
Experts..........................................S-76
Ratings..........................................S-77
Index of Defined Terms...........................S-78

                                  PROSPECTUS
                                                 Page
                                                 ----
Important Notice About Information in
   This Prospectus Supplement and Each
   Accompanying Prospectus Supplement...............4
Risk Factors........................................5
The Trust Fund.....................................19
Use of Proceeds....................................26
The Depositor......................................26
Loan Program.......................................26
Static Pool Data...................................30
Description of the Securities......................30
Credit Enhancement.................................48
Yield, Maturity and Prepayment Considerations......54
The Agreements.....................................57
Certain Legal Aspects of the Loans.................79
Material Federal Income Tax Consequences...........95
Other Tax Considerations..........................118
ERISA Considerations..............................119
Legal Investment..................................122
Method of Distribution............................123
Legal Matters.....................................125
Financial Information.............................125
Rating............................................125
Index of Defined Terms............................127

                                    Summary

This summary highlights selected information from this prospectus supplement and does not contain all of the information that you need to consider in making your investment decision. To understand all of the terms of an offering of the notes, read carefully this entire prospectus supplement and the accompanying prospectus.

While this summary contains an overview of certain calculations, cash flow priorities, and other information to aid your understanding, you should read carefully the full description of these calculations, cash flow priorities, and other information in this prospectus supplement and the accompanying prospectus before making any investment decision.

Issuing Entity

The issuing entity will be CWHEQ Revolving Home Equity Loan Trust, Series 200_-_, a Delaware statutory trust.

Depositor

CWHEQ, Inc., a limited purpose finance subsidiary of Countrywide Financial Corporation. Its address is 4500 Park Granada, Calabasas, California 91302, and its telephone number is (818) 225-3000.

See "The Depositor" in the prospectus.

Sponsor and Master Servicer

Countrywide Home Loans, Inc., a New York corporation and a subsidiary of Countrywide Financial Corporation.

See "The Sponsor and Master Servicer."

[Sellers

Countrywide Home Loans, Inc. will be the seller of a portion of the mortgage loans. The remainder of the mortgage loans will be sold directly to the depositor by one or more special purpose entities that were established by ________ , which, in turn, acquired those mortgage loans directly from Countrywide Home Loans, Inc.]

[Originators

Approximately __.__% and __.__% of the mortgage loans, by their principal balances as of the statistical calculation date, were originated by [Countrywide Bank, N.A.], and [Countrywide Home Loans, Inc.], respectively. The mortgage loans will be transferred by [Countrywide Bank, N.A.] to the sponsor by the closing date.

See "Description of the Mortgage Loans--General."]

[Originator, ]Sponsor, and Master Servicer

[Countrywide Home Loans, Inc., a New York corporation and a subsidiary of Countrywide Financial Corporation.]

See "The Sponsor and Master Servicer."

Indenture Trustee

________, a ________.

Custodian

[Treasury Bank, a division of Countrywide Bank, N.A. (formerly Treasury Bank, National Association), a national banking association and an affiliate of the sponsor and the master servicer.]

Owner Trustee

________, a [Delaware banking corporation.]

Note Insurer

[Note Insurer] will insure the notes as described in this prospectus supplement.

See "The Note Insurer."

Trust Fund

The trust fund will consist of an initial pool of home equity revolving credit line loans made or to be made in the future under certain home equity revolving credit line loan agreements and funds that may be deposited into the additional loan accounts on the closing date to be used to acquire additional home equity loans that are not included in the initial cut-off date pool. The initial loans and the additional home equity loans will be secured by second deeds of trust or mortgages on primarily one- to four-family residential properties and will bear interest at rates that adjust based on the prime rate. The trust fund will consist of two loan groups. Each is referred to as a loan group. We sometimes refer to these loans as home equity loans or mortgage loans. On the closing date, the note principal balance of each class of notes will exceed the sum of the aggregate initial cut-off date principal balance of the home equity loans in the related loan group transferred to the issuing entity on the closing date and any funds deposited into the related additional loan account on the closing date. This excess represents an undercollateralization of approximately _.__% of the original principal balance of each class of notes.

At the end of the funding period, loan group [1] will consist of mortgage loans expected to have an aggregate principal balance of at least $________ as of their cut-off dates. All of the mortgage loans in loan group [1] will have original principal balances (by credit limit) that conform to Freddie Mac and Fannie Mae guidelines. At the end of the funding period, loan group [2] will consist of mortgage loans expected to have an aggregate principal balance of at least $________ as of their cut-off dates. The mortgage loans in loan group [2] will have original principal balances (by credit limit) that may or may not conform to Freddie Mac and Fannie Mae guidelines. The aggregate principal balance of the mortgage loans in the final mortgage pool as of their cut-off dates will be at least $________.

See "The Issuing Entity."

Indenture

The notes will be issued pursuant to an indenture between the issuing entity and the indenture trustee.

Initial Cut-off Date

For any initial mortgage loan, the later of ________, 200_, and the date of origination of the mortgage loan.

Subsequent Cut-off Date

For any additional home equity loan, the later of the [first] day of the month that the additional home equity loan is transferred to the issuing entity and the date of the origination of the additional home equity loan

Closing Date

________, 200_.

The Mortgage Loans

General

The mortgage loans are revolving lines of credit. During the applicable draw period, each borrower may borrow additional amounts from time to time up to the maximum amount of that borrower's line of credit. If borrowed amounts are repaid, they may be re-borrowed during the applicable draw period.

The loan pool balance equals the aggregate of the principal balances of all the mortgage loans. The loan group balance for each loan group equals the aggregate of the principal balances of the mortgage loans in the related loan group. The principal balance of a mortgage loan (other than a liquidated mortgage loan) on any day is equal to

o    its cut-off date principal balance,

     plus

o    any additional borrowings on that mortgage loan,

     minus

o all collections credited against the principal balance of that mortgage loan before that day.

Once a mortgage loan is finally liquidated, its principal balance is zero.

Loan Rates

Interest on each mortgage loan is payable monthly and computed on the related daily outstanding principal balance for each day in the billing cycle. The loan rate for a calendar month is a variable rate per annum equal to the sum of

o the highest prime rate published in the Money Rates table of The Wall Street Journal as of the first business day of that calendar month

     and

o    a margin.

Each loan rate is subject to applicable usury limits and certain maximum rates. Loan rates are subject to adjustment monthly on the first business day of the calendar month preceding the due date. The due date for each mortgage loan is generally the 15th day of each month.

Principal Payments

Each mortgage loan features a draw period during which the loan may be drawn on, immediately followed by a repayment period during which the loan must be repaid. In general, home equity loans with 5-year draw periods have 15-year repayment periods. These 5-year draw periods are generally extendible for an additional 5 years with the approval of the master servicer. In some cases, the repayment period may be five, ten, or twenty years after the draw period. Certain mortgage loans require a balloon payment at the end of the draw period.

Funding of Additional Balances

During each collection period before the end of the managed amortization period, principal collections on the mortgage loans will be applied to purchase additional balances for the issuing entity. If principal collections are insufficient to purchase additional balances during a collection period, the net draws will be advanced by the sponsor and thereafter purchased by the issuing entity.

Statistical Calculation Date

________ , 200_.

Statistical Calculation Information

The statistical information presented in this prospectus supplement relates to a statistical calculation pool that does not reflect all of the mortgage loans that will be held by the issuing entity. Additional mortgage loans will be included in the mortgage pool on the closing date and, if prefunding exists, may be added during the funding period. In addition, certain mortgage loans in the statistical calculation pool may not be included in the mortgage pool on the closing date because they have prepaid in full or were determined not to meet the eligibility requirements for the mortgage pool.

The information with respect to the statistical calculation pool is, unless otherwise specified, based on the principal balances of the specified portion of the mortgage loans as of the statistical calculation date. The aggregate principal balance of the statistical calculation pool as of the statistical calculation date is referred to as the statistical calculation date pool principal balance. As of the statistical calculation date, the statistical calculation date pool principal balance was approximately $________, approximately $________ of which consisted of group [1] mortgage loans, and approximately $________ of which consisted of group [2] mortgage loans.

The statistical information in Annex I and, unless otherwise noted, all statistical percentages in this prospectus supplement, are measured by the statistical calculation date pool principal balance.

See "Description of the Mortgage Loans--Pool Characteristics."

As of the statistical calculation date, the group [1] mortgage loans in the statistical calculation pool had the following characteristics:

Aggregate Current Principal Balance    $________

Weighted Average Gross Loan Rate          ___%

Range of Gross Loan Rates                ___% to  ___%

Average Current Principal Balance      $ ___

Range of Outstanding Principal
   Balances                            $ ___to $ ___

Weighted Average Original CLTV            ___%

Weighted Average Original Term to
   Maturity                               ___ months

Weighted Average Credit Risk Score
                                          ---

Weighted Average Remaining Term to
   Stated Maturity                        ___ months

Geographic Concentrations in excess
   of [10%]:
    ---                                   ---%
    ---                                   ---%

As of the statistical calculation date, the group [2] mortgage loans in the statistical calculation pool had the following characteristics:

Aggregate Current Principal Balance    $___

Weighted Average Gross Loan Rate         ___%

Range of Gross Loan Rates                ___% to ___%

Average Current Principal Balance      $___

Range of Outstanding Principal
   Balances                            $___ to $___

Weighted Average Original CLTV           ___%

Weighted Average Original Term to
   Maturity                              ___ months

Weighted Average Credit Risk Score
                                         ---

Weighted Average Remaining Term to
   Stated Maturity                       ___ months

Geographic Concentrations in excess
   of [10%]:

   ---                                   ---%

   ---                                   ---%


Description of the Notes

CWHEQ Revolving Home Equity Loan Trust, Series 200_-_ will issue [two] classes of notes the Class [1-A] Notes and the Class [2-A] Notes, and the transferor interest in the CWHEQ Revolving Home Equity Loan Trust, Series 200_-_. Only the notes are offered by this prospectus supplement and the accompanying prospectus:


                                                                              Initial Rating  Initial Rating
                       Initial Note                             Scheduled         [Rating         [Rating
       Class          Principal (1)            Type         Maturity Date (2)   Agency] (3)     Agency] (3)
       -----          -------------            ----         -----------------   -----------     -----------
 [1-A]............      $ _______        [Adjustable Rate]    _______ 20__        [_____]         [_____]
 [2-A]............      $ _______        [Adjustable Rate]    _______ 20__        [_____]         [_____]
 Transferor
 Interest (4).....         N/A              [Residual]             N/A             [NR]            [NR]

(1) This amount is subject to a permitted variance in the aggregate of plus or minus 10% depending on the amount of mortgage loans actually delivered on the closing date and the amount deposited in the Additional Loan Accounts.

(2) The date was determined based on the latest maturing mortgage loan in the mortgage loan pool.

(3) The notes will not be offered unless they are assigned the indicated ratings by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). "NR" indicates that the agency was not asked to rate the security. A rating is not a recommendation to buy, sell or hold securities. These ratings may be lowered or withdrawn at any time by either of the rating agencies. See "Ratings" in this prospectus supplement and "Risk Factors--Rating of Securities" in the prospectus.

(4) The transferor interest is not offered by this prospectus supplement. Any information contained in this prospectus supplement with respect to the transferor interest is provided only to permit a better understanding of the notes.

The issued notes and the transferor interest will also have the following characteristics:


                 Related Loan
     Class         Group (1)       Interest Rate        Interest Period        Interest Accrual Convention
     -----         ---------       -------------        ---------------        ---------------------------
 [1-A].........       [1]           LIBOR + ___              [(3)]                  [Actual/360 (4)]
 [2-A].........       [2]           LIBOR + ___              [(3)]                  [Actual/360 (4)]
 transferor
 interest......   [1] and [2]           N/A                   N/A                          N/A

(1) Generally, payments of principal and interest on a class of notes will be based on amounts available for payment in respect of the mortgage loans in the related loan group, however, in some circumstances amounts from an unrelated loan group may be allocated to make payments on an unrelated class of notes. For a more detailed description of how the notes will be backed by these cashflows, see "Description of the Notes--Payment on the Notes."

(2)  See "The Notes--Note Rate--Notes" below in this summary.

(3)  See "The Notes--Interest Period" below in this summary.

(4) Interest accrues at the rate specified in this table based on a 360-day year and the actual number of days elapsed during the related accrual period.

See also "Description of the Notes."

                                       .
Payment Dates

Beginning on _______, 200_, and thereafter on the [15th] day of each calendar month, or if the [15th] day of the month is not a business day, then on the next business day after the [15th] day of the month.

Record Dates

For the notes, the close of business on the day before a payment date or, if the notes are no longer book-entry notes, the last day of the month preceding a payment date.

Denominations

The notes will be issued in minimum denominations of $[25,000] and multiples of $[1,000] in excess of that amount.

Form of Notes

The notes will initially be issued in book-entry form. Persons acquiring beneficial ownership interests in the notes may elect to hold their beneficial interests through The Depository Trust Company in the United States, and upon request, Clearstream, Luxembourg or the Euroclear System in Europe.

See "Description of Notes--Book-Entry Notes."

The Notes

Note Rate

The note rate for each class of the notes may change from payment date to payment date. n any payment date, the note rate for each class of notes will equal the least of:

o interpolated one-month and two-month LIBOR for the first payment date and one-month LIBOR for every payment date after the first payment date, in each case, plus the margin of that class of notes,

o the weighted average of the loan rates on the mortgage loans in loan group [1] or loan group [2], as applicable, minus the rates at which certain fees, expenses, premium on the policy, and minimum spread requirements are calculated for that loan group, and

o    [16.00]% per annum.

On any payment date for which the note rate for a class of notes has been determined pursuant to the weighted average of the net loan rates on the mortgage loans in the related loan group, the basis risk carryforward for that class of notes will be calculated at a rate equal to the lesser of:

o    [16.00]% per annum and

o interpolated one-month and two-month LIBOR for the first payment date and one-month LIBOR for every payment date after the first payment date, in each case, plus the margin related to that class of notes over the related note rate for that payment date. Any basis risk carryforward for a class of notes will be paid (with interest at the rate of the lesser of one-month LIBOR plus the applicable margin and [16.00]% per annum) on that class of notes on subsequent payment dates in the manner described in this prospectus supplement and to the extent that funds from the related loan group are available in the priority described in this prospectus supplement. The policy issued by [Note Insurer] does not cover payment of basis risk carryforward.

The indenture trustee will calculate interest on the notes based on the actual number of days in the interest period and a year assumed to consist of 360 days.

Interest Period

For each payment date and each class of notes, the period beginning on the prior payment date (or in the case of the first payment date, beginning on the closing date) and ending on the day before the applicable payment date.

See "Description of the Notes--Payments on the Notes."

Original Note Principal Balance

The note principal balance of a class of notes on the closing date may be reduced or increased by not more than 10% depending on the aggregate principal balance of the mortgage loans in the related loan group actually delivered on the closing date and the amounts deposited on that date in the additional loan account related to that loan group.

Amounts Available for Payments on the Notes

Amounts Available with respect to Interest Payments

The amount available for interest payments on the securities on any payment date will generally consist of the investor floating allocation percentage multiplied by the following amounts:

o the sum of all payments on the mortgage loans and any other amounts constituting interest collected by the master servicer under the mortgage loans during the related collection period; plus

o    any optional advance made by master servicer; plus

o any payment from the second mortgage bulk loan insurance policy and the sponsor loss coverage obligation attributable to interest; minus

o    the servicing fee for the related collection period; minus

o    the premium for the note insurance policy.

These amounts include any net liquidation proceeds. These amounts exclude any fees (including annual fees) or late charges or similar administrative fees paid by the borrowers.

In general, on each payment date, aggregate interest collections with respect to a loan group will be allocated between the investor interest related to that loan group (based on the investor floating allocation percentage), and the related allocated transferor interest and the outstanding net draws. The interest collections allocated to the transferor interest and the net draws will be paid to the issuing entity to be distributed to the holder of the transferor interest. The investor interest collections related to each loan group will be distributed on each payment date as described under "Priority Payments; Payments of Interest" below.

Amounts Available with respect to Principal Payments

The amount available for principal payment on the notes on any payment date will generally consist of the following amounts:

o the sum of all payments constituting principal collected by the master servicer under the mortgage loans during the related collection period; plus

o    any net liquidation proceeds attributable to principal; plus

o any payment from the second mortgage bulk loan insurance policy or the sponsor loss coverage obligation attributable to principal, and net proceeds from any insurer pursuant to any insurance policy covering a mortgage loan allocable to principal; plus

o any amount deposited in the collection account with respect to a mortgage loan transferred out of the trust fund.

The principal collections will be distributed on each payment date as described under "Priority Payments; Payment of Principal" below.

Fees and Expenses

The amounts available for payments on the securities on any payment date generally will not include the following amounts:

o    the master servicing fee;

o    [the portion of the trustee fee due to the indenture trustee;]

o amounts reimbursed to the master servicer in respect of optional advances previously made by it and other amounts for which the master servicer is entitled to be reimbursed;

o    amounts paid as premium on the policy related to that loan group;

o all late payment fees and other similar charges retained by the master servicer; [and

o all other amounts for which the depositor, a seller or the master servicer is entitled to be reimbursed.]

Any amounts netted from the amount available for payment to the noteholders will reduce the amount paid to the noteholders.

Servicing Compensation

Master Servicing Fee

The master servicer be entitled to retain from interest collections the servicing fee which will equal 0.50% per annum of the aggregate outstanding principal balance of the mortgage loans as of the first day of the related collection period.

Additional Servicing Compensation

The master servicer is also entitled to receive additional servicing compensation from amounts in respect of assumption fees, late payment charges, termination fees, and other fees and charges and investment income earned on amounts on deposit in certain of the issuing entity's accounts.

Source and Priority of Payments:

These amounts will be paid to the master servicer from collections on the mortgage loans before any payments on the notes.

See "Servicing Compensation and Payment of Expenses."

Priority of Payments; Payments of Interest

The investor interest collections will be distributed on each payment date as described below.

o to the note insurer, to pay monthly premium on the policy related to that loan group;

o    to the class of notes related to that loan group, accrued interest;

o to the class of notes related to that loan group, accrued realized losses on the mortgage loans and additional amount required to account for realized losses incurred with respect to the unrelated loan group;

o to the class of notes related to the unrelated loan group, accrued interest remaining unpaid after application of the investor interest collections from the unrelated loan group;

o to reimburse the note insurer for draws made on the policy with respect to the related loan group;

o to the class of notes related to the unrelated loan group, accrued realized losses on the mortgage loans in that unrelated loan group remaining unpaid after application of investor interest collection from the unrelated loan group;

o in that order, certain amounts owed to the Note Insurer and then the master servicer with respect to the related loan group, and to the Note Insurer with respect to the unrelated loan group; and

o    to the issuing entity for distribution to the transferor interest.

See "Description of the Notes--Payment on the Notes."

Priority of Payments; Payments of Principal

The amount of principal paid on a class of notes on a payment date will depend on whether the payment date occurs during the managed amortization period or the rapid amortization period , whether the stepdown has occurred, and whether a trigger event is in effect.

The Managed Amortization Period

The managed amortization period begins on the closing date and ends on the earlier of

o    the payment date in _______ 20__ and

o    the date on which a rapid amortization event first occurs.

The rapid amortization period begins on the first payment date after the end of the managed amortization period.

Generally, with respect to any collection period during the managed amortization period, principal collection for a loan group will be first applied to purchase additional balances for the issuing entity. Any remaining principal collections will be applied to pay principal of the related class of notes on the related payment date, to the extent required to create or maintain the required level of overcollateralization. Remaining principal collections will be paid to the issuing entity that, in turn, will pay them holder of the transferor interest.

With respect to any collection period during the rapid amortization period, principal collection for a loan group will not be applied to purchase additional balances for the issuing entity, and

o if no rapid amortization event has occurred, will be applied to pay principal on the related class of notes on the related payment date to the extent required to create and maintain the required level of overcollateralization, and the remainder to the issuing entity to be paid to the holder of the transferor interest; or

o if a rapid amortization event has occurred, 100% of principal collection will be applied to pay principal on the related class of notes.

See "Description of Notes--Payments on the Notes--Payments of Principal Collections"

Rapid Amortization Event

The occurrence of a rapid amortization event will affect the flow of funds and may cause acceleration of payments to the holders of the notes. A "rapid amortization event" exists when certain events occur, including

o the failure by the sponsor or the master servicer to make certain payments, or to perform certain of their obligations in the sale and servicing agreement;

o an uncured breach of certain representations and warranties of the sponsor or the depositor relating to the characteristics of the mortgage loans that materially and adversely affects the interests of the noteholders or the note insurer in that mortgage loan;

o    certain events relating to draws made on the policy; or

o    other events specified in the sale and servicing agreement.

See "Description of the Indenture--Rapid Amortization Events."

Prefunding

On the closing date, the depositor may elect to deposit an amount in [two] additional loan accounts, each with respect to a loan group, that may be applied to purchase additional home equity loans for the trust after the closing date.

Prefunded Amount

If the depositor elects to use the prefunding mechanism, as of the closing date it will deposit into a separate additional loan account held with the indenture trustee for each loan group an amount equal to the difference between

o the note principal balance of the related class of notes on the closing date and

o the unpaid principal balance of the mortgage loans in that loan group actually transferred to the issuing entity on the closing date.

The prefunded amount of a loan group will not exceed 25% of the original principal balance of the related class of notes.

Funding Period

If a prefunded amount is deposited on the closing date, the funding period will begin on the closing date and end on the earlier of the date the amount in both additional loan accounts is less than $_______ and _______, 200_.

Use of Prefunded Amount

Any prefunded amount is expected to be used to purchase additional home equity loans. Any prefunded amount not used during the funding period to purchase additional home equity loans will be distributed to holders of the related class of notes as a prepayment of principal on the payment date after the end of the funding period.

Restrictions on Purchases of Additional Home Equity Loans

Purchases of additional home equity loans are subject to substantially the same criteria as the initial mortgage loans as described in this prospectus supplement.

The purchase of these additional home equity loans is in addition to the ongoing purchase of additional balances during the managed amortization period with the proceeds of principal collections received on the mortgage loans in the trust.

See "Description of Mortgage Loans--General," "--Conveyance of the Mortgage Loans" and "--The Additional Loan Accounts."

Interest Shortfall Payments

If needed to make required interest payments on any class of notes on the first payment date after the end of the funding period, the sponsor will make interest shortfall payments to the trust to offset shortfalls in interest amounts attributable to the prefunding mechanism. Those payments will not cover any interest shortfalls arising from any full or partial prepayment of mortgage loans or any application of the Servicemembers Civil Relief Act.

Credit Enhancement

General

This transaction includes various mechanisms that are intended to protect the noteholders against losses on the mortgage loans.

Excess Interest

The indenture trustee will apply certain interest collections on the mortgage loans as payments of principal on the notes to cover losses that would otherwise be allocated to the notes.

Overcollateralization

The mortgage loans are expected to generate more interest than is needed to pay monthly interest on the notes. Beginning on the payment date in _______ 200_, such "excess interest" from a loan group will be used to make additional principal payments on the related class of notes to reduce the aggregate principal balance of that class of notes below the aggregate principal balance of the mortgage loans in the related loan group, thereby creating "overcollateralization." Overcollateralization is intended to provide limited protection to noteholders by absorbing the noteholders' share of losses from liquidated mortgage loans. On the closing date, the overcollateralization is expected to be approximately zero.

See "Description of the Notes--General."

Limited Subordination of Transferor Interest

The transferor interest is the undivided interest of the transferor in the CWHEQ Revolving Home Equity Loan Trust, Series 200_-_. The portion of the transferor interest related to a loan group is referred to as the "allocated transferor interest." Each allocated transferor interest is expected to grow as interest collections in excess of amounts due as interest to the noteholders of the related class of notes, amounts due to the note insurer, and certain loss amounts due on the related notes are applied as principal payments on that class of notes, thereby creating overcollateralization of that class of notes. Each allocated transferor interest may also grow as the principal amounts of the mortgage loans in the related loan group change due to new borrowings. In certain circumstances, amounts that would be paid on an allocated transferor interest will instead be paid on the related class of notes. The sellers (or one of their affiliates) will own the transferor interest on the closing date.

See "Description of the Notes--Limited Subordination of Transferor Interest."

Cross-Collateralization

Although payments on the [Class 1-A Notes] and [Class 2-A Notes] will be based primarily on amounts collected or received in respect of the mortgage loans in the related loan group, the indenture will provide for a specified level of cross-collateralization, in that investor interest collections from a loan group on any payment date will be applied to the funding of certain deficiencies in interest and principal with respect to the notes related to the other loan group. In addition, the indenture will provide that the overcollateralization of one loan group may be used to cover shortfalls in the collateralization of the other loan group.

See "Description of the Notes--Payment of the Notes--Application of Investor Interest Collections" and "Loss Utilization Amount" under "Description of the Notes--Glossary of Key Terms."

Policy

The note insurer will issue a note guaranty insurance policy for the benefit of the noteholders, which we refer to in this prospectus supplement as the policy.

The policy will irrevocably and unconditionally guarantee on each payment date to the indenture trustee for the benefit of the noteholders the full and complete payment of the guaranteed payments consisting of

o the guaranteed principal payment amount with respect to each class of notes for the payment date, and

o accrued and unpaid interest due on each class of notes subject to the maximum rate described in this prospectus supplement.

The effect of the policy is to guarantee the timely payment of interest on, and the ultimate payment of the principal amount of, the notes. The policy does not cover payment of basis risk carryforward.

The policy will guarantee the payment of the outstanding note principal balance of each class of notes on the payment date in _______ 20__ (after giving effect to all other amounts payable and allocable to principal on the notes on that payment date).

In the absence of payments under the policy, noteholders will directly bear the credit and other risks associated with their notes.

See "Description of the Notes--The Policy."

Repurchase, Substitution, Purchase or Removal of Mortgage Loans

The sponsor may be required to repurchase or substitute an eligible mortgage loans for any mortgage loan as to which there exists deficient documentation or as to which there has been an uncured breach of any representation or warranty relating to the characteristics of the mortgage loans that materially and adversely affects the interests of the noteholders or the note insurer in that mortgage loan.

Additionally, the master servicer may purchase from the issuing entity any mortgage loan that is delinquent in payment by [151] days or more.

The purchase price for any mortgage loans repurchased or purchased by a seller or the master servicer will be generally equal to the principal balance of the mortgage loan plus interest accrued at the applicable loan rate.

See "Description of the Sale and Servicing Agreement--Assignment of Mortgage Loans."

The sponsor also will be obligated to purchase any mortgage loans with respect to which it has reduced the loan rate and, in certain circumstances, it has increased the credit limit, subject to certain limitations.

See "Description of the Sale and Servicing Agreement--Modification of Mortgage Loans."

In addition, subject to certain conditions, the master servicer will be permitted to remove mortgage loans from the mortgage pool and release them from the lien of the indenture in aggregate principal amount not to exceed the outstanding net draws on such date.

See "Maturity and Prepayment Considerations."

Maturity Date; Optional Termination

If not sooner paid, principal on the notes will be due on the payment date specified in the table above. The master servicer, with the consent of the note insurer, may elect to purchase all of the mortgage loans then held by the issuing entity on any payment date on or after which the aggregate principal balance of both classes of notes is less than or equal to [10]% of the aggregate original principal balance of [both] classes of notes. Any such purchase will result in the redemption of the notes.
See "Description of the Indenture--Redemption of the Notes" in this prospectus supplement and "The Agreements--Termination; Optional Termination" in the prospectus.

Material Federal Income Tax Consequences

Subject to the qualifications described under "Material Federal Income Tax Consequences" in this prospectus supplement, Sidley Austin LLP, special tax counsel to the depositor, is of the opinion that, under existing law, a note will be treated as a debt instrument for federal income tax purposes. Furthermore, special tax counsel to the depositor is of the opinion that neither the trust estate nor any portion of the trust estate will be treated as a corporation, a publicly traded partnership taxable as a corporation, or a taxable mortgage pool for federal income tax purposes.

See "Material Federal Income Tax Consequences" in this prospectus supplement and in the prospectus for additional information concerning the application of federal income tax laws.

ERISA Considerations

Generally, the notes may be purchased by a pension, employee benefit or other plan subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended, or by an entity investing the assets of such a plan, so long as certain conditions are met. A fiduciary of an employee benefit or other plan or an individual retirement account must determine that the purchase of a note is consistent with its fiduciary duties under applicable law and does not result in a non-exempt prohibited transaction under applicable law. Any person who acquires a note on behalf of or with plan assets of an employee benefit or other plan subject to ERISA or Section 4975 of the Code will be deemed to make certain representations.

See "ERISA Considerations" in this prospectus supplement and in the prospectus.

Legal Investment Considerations

The notes will not be mortgage related securities for purposes of the Secondary Mortgage Market Enhancement Act of 1984, because the mortgages securing the loans are not first mortgages. Accordingly, many institutions with legal authority to invest in comparably rated securities based solely on first mortgages may not be legally authorized to invest in the notes.

See "Legal Investment" in the prospectus.

     Some statements in or incorporated by reference in this prospectus supplement and the accompanying prospectus consist of forward-looking statements relating to future economic performance or projections and other financial items. These statements can be identified by the use of forward-looking words such as "may," "will," "should," "expects," "believes," "anticipates," "estimates," or other comparable words. Forward-looking statements are subject to a variety of risks and uncertainties that could cause actual results to differ from the projected results. Those risks and uncertainties include, among others, general economic and business conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond our control. Because we cannot predict the future, what actually happens may be very different from what we predict in our forward-looking statements.

                         Summary of Transaction Parties
                                  [GRAPHICS]

                                  Risk Factors

The following information, which you should carefully consider, identifies certain significant sources of risk associated with an investment in the notes. You should also carefully consider the information under "Risk Factors" in the prospectus.


Excess interest from the mortgage
loans may not provide adequate credit
enhancement............................  The mortgage loans are expected to generate more interest than is needed to pay interest on the notes because the
                                         weighted average loan rate on the mortgage loans in a loan group is expected to be higher than the weighted average
                                         note rate on the related class of notes plus trust expense fees. If the mortgage loans in a loan group generate more
                                         interest than is needed to pay interest on the related
                                         class of notes, beginning on the payment date in _______
                                         200_, such "excess interest" will be used to make
                                         additional principal payments on the class of notes related to that loan group. The use of excess interest to make
                                         additional principal payments on the class of notes related to those mortgage loans will reduce the aggregate principal balance of such notes below the aggregate principal balance of the mortgage loans in the related loan group, thereby
                                         creating "overcollateralization." Overcollateralization is intended to provide limited protection to noteholders by
                                         absorbing losses from liquidated mortgage loans. However,
                                         we cannot assure you that enough excess interest will be
                                         generated on the mortgage loans to build, maintain or
                                         restore the required level of overcollateralization.

                                         The excess interest available on any payment date will be
                                         affected by the actual amount of interest received,
                                         collected or recovered in respect of the mortgage loans
                                         during the preceding month. Such amount will be influenced by changes in the weighted average of the loan rates
                                         resulting from prepayments and liquidations of the mortgage loans as well as from adjustments of the loan rates.
                                         Because the index used to determine the loan rates on the
                                         mortgage loans is different from the index used to
                                         determine the pass-through rates on the notes, it is
                                         possible that the pass-through rate on one or more classes of the notes may be higher than the loan rates on the
                                         related mortgage loans. In that event, it may be necessary to apply all or a greater portion of the available interest to make required payments of interest on the related class of notes. As a result, excess interest may be reduced.
                                         Further, a disproportionately high rate of prepayments of
                                         high interest rate mortgage loans would have a negative
                                         effect on future excess interest.

                                         If the protection afforded by overcollateralization is
                                         insufficient, then the noteholders could experience a loss on their investment.

Cash flow disruptions could cause
payment delays and losses on             Substantial delays and shortfalls could result from
your notes.............................  liquidating delinquent mortgage loans. Resulting shortfalls could occur in payments to noteholders (and, if the note
                                         insurer were unable to perform its obligations under the
                                         policy). Further, liquidation expenses (such as legal fees, real estate taxes, and maintenance and preservation
                                         expenses) will reduce the security for the related mortgage loans and in turn reduce the proceeds payable to the
                                         noteholders. If any of the mortgaged properties fails to
                                         provide adequate security for the related mortgage loans,
                                         you could experience a loss if the note insurer were unable to perform its obligations under the policy.


Your yield and reinvestment may


                                      S-15

be adversely affected by
unpredictability of prepayments........  During the period in which a borrower may borrow money under the borrower's line of credit, the borrower may make monthly payments only for the accrued interest or may also repay some or all of the amount previously borrowed. In
                                         addition, borrowers may borrow additional amounts up to the maximum amounts of their lines of credit. As a result, the amount the master servicer receives in principal payments
                                         on the mortgage loans in a loan group in any month (and in turn the amount of principal repaid to the holders of the
                                         related class of notes) may change significantly. Even
                                         during the repayment period, borrowers generally may prepay their mortgage loans at any time without penalty.
                                         Prepayments, however, on loans secured by property in
                                         California and certain other jurisdictions may be subject
                                         to account termination fees during the first five years
                                         after origination of the loan. Generally, revolving home
                                         equity loans are not viewed by borrowers as permanent
                                         financing. The mortgage loans may be repaid at faster rates than traditional mortgage loans. Prepayment experience may be affected by a wide variety of factors, including:

                                         o    general economic conditions,

                                         o    interest rates,

                                         o    the availability of
                                              alternative financing, and

                                         o    homeowner mobility.

                                         In addition, substantially all of the mortgage loans
                                         contain due-on-sale provisions and the master servicer
                                         intends to enforce those provisions unless doing so is not permitted by applicable law or the master servicer permits the purchaser of the mortgaged property in question to
                                         assume the mortgage loan in a manner consistent with
                                         reasonable commercial practice. See "Description of the
                                         Notes" in this prospectus supplement and "Certain Legal
                                         Aspects of the Loans--Due-on-Sale Clauses" in the
                                         prospectus for a description of certain provisions of the
                                         credit line agreements that may affect the prepayment
                                         experience on the mortgage loans.

                                         You should note that:

                                         o    generally, if you purchase your notes at a
                                              discount and principal is repaid on the
                                              mortgage loans slower than you anticipate,
                                              then your yield may be lower than you
                                              anticipate; and

                                         o    generally, if you purchase your notes at a
                                              premium and principal is repaid on the
                                              related mortgage loans faster than you
                                              anticipate, then your yield may be lower than
                                              you anticipate.

                                         The yield to maturity and weighted average life of the
                                         notes will be affected primarily by

                                         o    the rate and timing of repayments and
                                              prepayments on the mortgage loans in the
                                              related loan group as compared with the
                                              creation and amount of related additional
                                              balances, and

                                         o    the realization of the related liquidation
                                              loss amounts.

                                         You bear the reinvestment risks resulting from a faster or slower rate of principal payments than you expect. See
                                         "Maturity and Prepayment Considerations" in this prospectus supplement and "Yield and Prepayment Considerations" in the prospectus.

                                     S-16



Inability to acquire additional home
equity loans may result in prepayment
on your notes or a reduction in the      The ability of the issuing entity to acquire additional
notional amount........................  home equity loans for inclusion in the issuing entity depends on the ability of the sponsorto originate or
                                         acquire mortgage loans during the funding period that meet the eligibility criteria for additional home equity loans.
                                         The ability of the sponsor to originate or acquire these
                                         loans will be affected by a number of factors including
                                         prevailing interest rates, employment levels, the rate of
                                         inflation, and economic conditions generally.

                                         If the full aggregate amounts on deposit in the additional loan accounts allocated to purchase additional home equity loans cannot be used for that purpose by the end of the
                                         funding period, any amounts remaining on deposit in the
                                         additional loan accounts will be distributed to the holders of the applicable class of notes as a prepayment of
                                         principal on the first payment date. We cannot assure you
                                         of the magnitude of the amounts on deposit in the
                                         additional loan accounts at the end of the funding period.


Withdrawal or downgrading of initial
ratings will affect the values of the
notes..................................  The ratings of the notes will depend primarily on an assessment by the rating agencies of the mortgage loans and on the financial strength of the note insurer. Any
                                         reduction in the ratings assigned to the financial strength of the note insurer will likely result in a reduction in
                                         the ratings of the notes. A reduction in the ratings
                                         assigned to a class of notes probably would reduce the
                                         market value of that class of notes and may affect your
                                         ability to sell them.

                                         The rating by each of the rating agencies of the notes is
                                         not a recommendation to purchase, hold, or sell the notes
                                         since that rating does not address the market price or
                                         suitability for a particular investor. The rating agencies may reduce or withdraw the ratings on the notes at any time they deem appropriate. In general, the ratings address
                                         credit risk and do not address the likelihood of
                                         prepayments.

Junior lien priority could result in
payment delay or loss on the notes.....  The mortgage loans are secured by mortgages that are second mortgages. Mortgage loans secured by second mortgages are
                                         entitled to proceeds that remain from the sale of the
                                         related mortgaged property after any related senior
                                         mortgage loan and prior statutory liens have been
                                         satisfied. If the remaining proceeds are insufficient to
                                         satisfy the mortgage loans secured by second mortgages and prior liens in the aggregate and the note insurer is unable to perform its obligations under the policy, you will bear

                                         o    the risk of delay in payments while any
                                              deficiency judgment against the borrower is
                                              sought and

                                         o    the risk of loss if the deficiency judgment
                                              cannot be obtained or is not realized on.

                                         See "Certain Legal Aspects of the
                                         Loans" in the prospectus.

The issuing entity may be an unsecured
creditor under certain mortgage loans
because mortgage loan assignments may
not be recorded........................  The mortgage notes will be held by [Treasury Bank, a division of Countrywide Bank, N.A. (formerly Treasury Bank,
                                         National Association)],

                                     S-17

                                         as custodian on behalf of the indenture trustee. The
                                         indenture trustee will not conduct an independent review or examination of the mortgage files [, approximately __.__%
                                         of which, by the principal balances of the related mortgage loans as of the statistical calculation date, were created by Countrywide Bank, N.A.]. Although the indenture
                                         trustee's security interest in the mortgage notes relating to the mortgage loans will be perfected with the filing of
                                         Uniform Commercial Code financing statements by the issuing entity by the closing date, assignments of mortgage loans
                                         to the indenture trustee will not be recorded unless the
                                         rating of the long-term senior unsecured debt obligations
                                         of Countrywide Home Loans, Inc. falls below a rating of
                                         [______] by [Rating Agency], or [______] by [Rating
                                         Agency]. In addition, assignments of mortgage loans will
                                         not be required to be recorded if the sponsor delivers to
                                         the indenture trustee an opinion of counsel reasonably
                                         acceptable to each rating agency and the note insurer to
                                         the effect that recording is not required

                                         o    to protect the indenture trustee's interest
                                              in the related mortgage loan, or

                                         o    to perfect a first priority security interest
                                              in favor of the indenture trustee, as
                                              designee of the issuing entity, in the
                                              related mortgage loan, if a court were to
                                              recharacterize the sale of the mortgage loans
                                              to the issuing entity as a financing.

                                         In certain states in which the mortgaged properties are
                                         located, failure to record the assignments of the related
                                         mortgages to the indenture trustee, as designee of the
                                         issuing entity, will make the sale of the mortgage loans to the issuing entity potentially ineffective against

                                         o    any creditors of each of the sellers who may
                                              have been fraudulently or inadvertently
                                              induced to rely on the mortgage loans as
                                              assets of that seller; or

                                         o    any purchaser of a mortgage loan who had no
                                              notice of the prior conveyance to the issuing
                                              entity if the purchaser perfects its interest
                                              in the mortgage loan by taking possession of
                                              the related documents or other evidence of
                                              indebtedness or otherwise.

                                         In addition, the priority of the indenture trustee's
                                         security interest in the mortgage notes could be defeated
                                         by a purchaser of a mortgage note if the purchaser gives
                                         value and takes possession of the mortgage note in good
                                         faith and without knowledge that the purchase violates the rights of the indenture trustee.

                                         If any of the above events occurs, the issuing entity would be an unsecured creditor of [Countrywide Home Loans.]

Payments to and rights of investors
could be adversely affected by the
bankruptcy or insolvency of certain
parties................................  Each seller will treat its sale of the mortgage loans to the depositor as a sale of the mortgage loans. However, if a seller becomes bankrupt, the trustee in bankruptcy of
                                         that seller may argue that the mortgage loans were not sold but were only pledged to secure a loan to that seller. If
                                         that argument is made, you could experience delays or
                                         reductions in payments on the notes. The sale and servicing agreement will provide that the transfer of the mortgage
                                         loans by the depositor to the issuing entity is a valid
                                         transfer and assignment of the mortgage loans to the
                                         issuing entity. Because the treatment of the transfer as a sale may be contested and the transfer might be


                                                S-18

                                         characterized as a transfer for security rather than a sale of the mortgage loans, the depositor will also grant to the issuing entity a security interest in the mortgage loans.

                                         If certain events relating to the bankruptcy or insolvency of the sponsor were to occur, additional balances would not be sold to the depositor, transferred by the depositor to
                                         the issuing entity, and pledged by the issuing entity to
                                         the indenture trustee, and the rapid amortization period
                                         would commence.

                                         If the master servicer becomes bankrupt, the bankruptcy
                                         trustee or receiver may have the power to prevent the
                                         appointment of a successor master servicer.

Geographic concentration of mortgaged
properties in certain states increases
the impact that events in those states
could have on the notes................  The tables in Annex I in this prospectus supplement set forth the geographic concentration of the mortgaged
                                         properties, including the percentage by aggregate stated
                                         principal balance of the mortgage loans in the related loan group as of the cut-off date, that are secured by property located in California. Property in California may be more
                                         susceptible than homes located in other parts of the
                                         country to some type of uninsurable hazards, such as
                                         earthquakes, floods, mudslides and other natural disasters.
                                         [Property in Florida and the southeastern portion of the
                                         United States is also more susceptible than homes located
                                         in other parts of the country to certain types of
                                         uninsurable hazards, such as hurricanes, floods and other
                                         natural disasters] in addition:

                                         o    economic conditions in states with
                                              significant concentrations (which may or may
                                              not affect real property values) may affect
                                              the ability of borrowers to repay their loans
                                              on time;

                                         o    declines in the residential real estate
                                              market in states with significant
                                              concentrations may reduce the value of
                                              properties located in these states, which
                                              would result in an increase in the
                                              loan-to-value ratios; and

                                         o    any increase in the market value of
                                              properties located in states with significant
                                              concentrations would reduce the loan-to-value
                                              ratios and could, therefore, make alternative
                                              sources of financing available to the
                                              borrowers at lower interest rates, which
                                              could result in an increased rate of
                                              prepayment of the mortgage loans.

Master servicer has ability to
change the terms of the mortgage loans...The master servicer may agree to changes in the terms of a credit line agreement if the changes

                                         o    do not materially and adversely affect the
                                              interest of the noteholders or the note
                                              insurer, and

                                         o    are consistent with prudent business
                                              practice.

                                         In addition, the master servicer, within certain
                                         limitations, may increase the credit limit related to a
                                         mortgage loan. Any increase in the credit limit related to a mortgage loan would increase the combined loan-to-value
                                         ratio of that mortgage loan and, accordingly, may increase the likelihood and would increase the severity of loss if a default occurs under the mortgage


                                                S-19

                                         loan.

Difficulties in replacing the
master servicer may have a negative
impact on the performance of the
mortgage loans.........................  The structure of the master servicing fee might affect the ability to find a replacement master servicer. Although the trustee is required to replace the master servicer if the
                                         master servicer is terminated or resigns, if the trustee is unwilling (including, for example, because the master
                                         servicing fee is insufficient) or unable (including, for
                                         example, because the trustee does not have the systems to
                                         service mortgage loans), it may be necessary to appoint a
                                         replacement master servicer. Because the master servicing
                                         fee is structured as a percentage of the stated principal
                                         balance of each mortgage loan, it may be difficult to
                                         replace the master servicer at a time when the balance of
                                         the mortgage loans has been significantly reduced because
                                         the fee may be insufficient to cover the costs associated
                                         with servicing the mortgage loans and related REO
                                         properties remaining in the pool. The performance of the
                                         mortgage loans may be negatively impacted, beyond the
                                         expected transition period during a servicing transfer, if a replacement master servicer is not retained within a
                                         reasonable amount of time.

 Effect of loan rates on the notes.....  Each class of notes accrues interest at a rate based on the interpolated one-month and two-month LIBOR index plus a
                                         specified margin for the first payment date, and for every payment date after the first payment date the notes accrue interest at a rate based on the one-month LIBOR index plus a specified margin. However, each such rate is subject to a cap based in part on the interest rates on the mortgage
                                         loans in the related loan group.

                                         The mortgage loans have interest rates that are based on
                                         the prime rate, and have periodic and maximum limitations
                                         on adjustments to the loan rate. As a result, a class of
                                         notes may accrue less interest than it would accrue if the related note rate were based solely on the one-month LIBOR index plus the specified margin.

                                         A variety of factors could affect the interest rates on the mortgage loans and thus limit either note rate. Some of
                                         these factors are:

                                         o    Each note rate may adjust monthly while the
                                              loan rates on the mortgage loans may adjust
                                              less frequently. Consequently, the loan rates
                                              may limit increases in the note rate for a
                                              class of notes for extended periods in a
                                              rising interest rate environment.

                                         o    The prime rate may respond to different
                                              economic and market factors than one-month
                                              LIBOR and thus may change in a direction
                                              different from one-month LIBOR and may
                                              increase or decrease at different rates or
                                              times. As a result, the loan rates could
                                              decline while one-month LIBOR is stable or
                                              rising. Although both the loan rates and
                                              one-month LIBOR may either decline or
                                              increase during the same period, the loan
                                              rates could decline more rapidly or increase
                                              more slowly than one-month LIBOR.

                                         These factors may adversely affect the yield to maturity on each class of notes. Any basis risk carryforward on a class of notes will be paid on those notes only to the extent of available funds from the related loan group as described in this prospectus supplement. We cannot assure you that all
                                         basis

                                                S-20

                                         risk carryforward will be paid. In addition, the policy
                                         does not cover, and the ratings of the notes do not address the likelihood of, the payment of basis risk carryforward.

                                         The mortgage loans generally have introductory rates that
                                         apply to payments made during the first three or six months after origination. After the introductory rate period, the loan rate will be adjusted to the index rate plus the
                                         applicable margin. On the first [two] payment dates, the
                                         master servicer is required to cover shortfalls in the
                                         amount required to pay the note interest resulting solely
                                         from the failure of certain mortgage loans to be fully
                                         indexed.

                                         Borrowers may be offered reductions in loan rates. If a
                                         borrower requests a reduction in the loan rate, the loan
                                         rate may not be reduced unless the master servicer first
                                         purchases the mortgage loan from the related loan group and deposits the purchase price as collections in the relevant collection period. The amount of mortgage loans that may be purchased out of a loan group to accommodate any reductions in loan rate may not exceed ____% of the initial note
                                         principal balance of the related class of notes and is
                                         subject to certain requirements as provided in the trust
                                         agreement. See "Description of the Sale and Security
                                         Agreement--Modification of Mortgage Loans," and "--Optional
                                         Transfers of Mortgage Loans."

Certain of the underlying senior
mortgages may be subject to
negative amortization..................  Approximately ____% of the group [1] mortgage loans and
                                         ____% of the group [2] mortgage loans in each case by
                                         aggregate principal balance of the mortgage loans in the
                                         related loan group as of the statistical calculation date
                                         will have underlying senior mortgages that are negative
                                         amortization loans. The interest rates on negative
                                         amortization loans typically adjust monthly but their
                                         monthly payments and amortization schedules adjust annually and, under most circumstances, are subject to periodic caps on payment adjustments. The initial interest rates on this type of senior mortgage loans are generally lower than the sum of the indices applicable at origination and the
                                         related margins. During a period of rising interest rates, as well as before the annual adjustment to the monthly
                                         payment made by the borrower, the amount of interest
                                         accruing on the principal balance of these senior mortgage loans may exceed the amount of the scheduled monthly
                                         payment. As a result, a portion of the accrued interest on the senior mortgage loans that are negatively amortizing
                                         loans may become deferred interest that will be added to
                                         their principal balances and will also bear interest at the applicable interest rates.

                                         In addition, the amount by which a monthly payment may be
                                         adjusted on an annual payment adjustment date is limited
                                         and may not be sufficient to amortize fully the unpaid
                                         principal balance of a senior mortgage loan over its
                                         remaining term to maturity. In certain circumstances, the
                                         monthly payment due on a senior loan that is a negative
                                         amortization loan will be recast without regard to the
                                         periodic cap. These features may affect the rate at which
                                         principal on these senior mortgage loans is paid and may
                                         create a greater risk of default on these loans, which will constitute a default on the related home equity loan if the borrowers of these loans are unable to pay the monthly
                                         payments on the related increased principal balances. In
                                         addition, the severity of loss on this type of loan if the borrower defaults may be greater because of the increased
                                         principal balance of the senior mortgage


                                                S-21

                                         loan due to deferred interest.

                                         These borrowers have two adjustable-rate loans whose
                                         interest payments may increase and, in the case of the
                                         senior lien, whose principal payments may also increase,
                                         which may create a greater risk of default on these loans
                                         if the borrowers of these loans are unable to pay the
                                         increased monthly payments.

Noteholders rights are limited on an
event of default under the indenture...  So long as the note insurer is not in default with respect to its obligations under the policy, neither the indenture trustee nor the noteholders may declare an event of default under the indenture and accelerate the maturity of the
                                         notes without the consent of the note insurer. If an event of default under the indenture occurs, the note insurer
                                         will have the right, but not the obligation, to cause the
                                         liquidation, in whole or in part, of the trust fund, which will result in redemption, in whole or in part, of the
                                         notes. The note insurer's decisions with respect to
                                         defaults may have a significant impact on the weighted
                                         average lives of the notes. See "Description of the
                                         Indenture--Remedies on Event of Default Under the
                                         Indenture" in this prospectus supplement.

Hurricane Katrina may pose special
risks..................................  At the end of August 2005, Hurricane Katrina caused catastrophic damage to areas in the Gulf Coast region of
                                         the United States. The trust fund will not include mortgage loans that are secured by properties in the states of
                                         Louisiana, Mississippi, and Alabama that are located in a
                                         FEMA Individual Assistance-designated area as a result of
                                         Hurricane Katrina. However, we cannot assure you that there are no mortgage loans secured by properties that
                                         experienced material damage from Hurricane Katrina in the
                                         trust fund.

                                         The sponsor will represent and warrant as of the closing
                                         date that each mortgaged property is free of material
                                         damage and in good repair. If that representation and
                                         warranty is breached, the sponsor will be obligated to
                                         repurchase or substitute for the related mortgage loan. Any such repurchase would have the effect of increasing the
                                         rate of principal payment on the notes. Any damage to a
                                         mortgaged property that secures a mortgage loan in the
                                         trust fund occurring after the closing date as a result of any other casualty event will not cause a breach of this
                                         representation and warranty.

                                         The full economic impact of Hurricane Katrina is uncertain but may affect the ability of borrowers to make payments on their mortgage loans. Initial economic effects appear to
                                         include:


                                         o    localized areas of nearly complete
                                              destruction of the economic infrastructure
                                              and cessation of economic activity,

                                         o    regional interruptions in travel and
                                              transportation, tourism, and economic
                                              activity generally, and

                                         o    nationwide decreases in petroleum
                                              availability with a corresponding increase in
                                              price.

                                         o

                                         We have no way to determine whether other effects will
                                         arise, how long any of these effects may last, or how these effects may impact the performance of the mortgage loans.
                                         Any impact of these events on the performance of the
                                         mortgage loans may impact the weighted average lives of the notes or

                                                S-22

                                         increase the amount of losses borne by the noteholders if
                                         the note insurer is unable to perform its obligations under the policy.

                                         For a discussion of additional risks pertaining to the
                                         notes, see "Risk Factors" in the prospectus.



                              The Issuing Entity

General

         The issuing entity will be CWHEQ Revolving Home Equity Loan Trust, Series 200_-_, which is a statutory trust formed under the laws of the State of Delaware pursuant to the trust agreement, dated as of _______, 200_, between CWHEQ, Inc., as depositor, and ___________, as owner trustee. The owner trustee serves as trustee of the issuing entity. The issuing entity does not have any directors, officers or employees. The fiscal year end of the issuing entity is [December 31]. CWHEQ Revolving Home Equity Loan Trust, Series 200_-_ is referred to in this prospectus supplement as the "issuing entity" and is referred to in the prospectus as the "Trust" or "Trust Fund."

         The issuing entity's activities are limited to those set forth in the trust agreement, which include the transactions and activities entered into in connection with the securitization described in this prospectus supplement, including:

     o issuing the notes pursuant to the indenture and the transferor interest pursuant to the trust agreement, and pledging the assets to the indenture trustee pursuant to the indenture;

     o distributing to the owner of the transferor interest (the "transferor") pursuant to the trust agreement and other transaction documents any portion of the assets released from the lien of the indenture and any other amounts provided for in the sale and servicing agreement;

     o entering into and performing its obligations under the transaction documents to which it becomes party in connection with the securitization described in this prospectus supplement.

     o engaging in activities appropriate to accomplish any of the foregoing or incidental to them; and

     o engaging in any other activities appropriate to conserve its assets and make payments to the transferor and the noteholders.

         Since the issuing entity's permissible activities can only be amended or modified by amending the trust agreement with the consent of any affected holder of the transferor interest and the Note Insurer, but only if the amendment would not cause adverse tax event for any noteholder and each rating agency has confirmed that the amendment, without taking the policy into account, will not result in a reduction or withdrawal of it then current rating of the notes.

         Pursuant to an administration agreement dated as of the closing date between the issuing entity, [Countrywide Home Loans, Inc.] as administrator and the indenture trustee, the administrator will perform certain duties and provide certain services to the issuing entity. These duties will include the performance of certain of the issuing entity's obligations under the indenture, the sale and servicing agreement, and the trust agreement. Pursuant to the administration agreement, the administrator is not authorized to act with respect to certain non-ministerial matters unless it is instructed in writing to act by the issuing entity.

         The issuing entity will initially be capitalized through the issuance of the notes and the transferor interest. The issuing entity will exchange the notes and the transferor interest for the mortgage loans and certain other assets pursuant to the sale and servicing agreement. The notes that will be received by the depositor in exchange for the mortgaged loans are being offered by this prospectus supplement. The transferor interest will initially be issued to the depositor or one or more affiliates of the depositor.

         [DISCUSS BANKRUPTCY]

         The notes will be limited recourse obligations of the issuing entity, secured by and payable solely out of the assets of the issuing entity.

         The issuing entity's principal offices are located in _______, [Delaware], in care of _______, as owner trustee, at its address below.

Trust Fund

         The property of the issuing entity pledged to the indenture trustee (the "trust fund") will generally consist of:

     o the principal balance of each mortgage loan as of the close of business on the relevant cut-off date (referred to as the cut-off date principal balance), plus any new advances made on it under the applicable credit line agreement ("Additional Balances");

     o collections on the mortgage loans received after the relevant cut-off date (exclusive of payments of accrued interest due on or before the relevant cut-off date);

     o    the related mortgage files;

     o properties securing the mortgage loans that are acquired by foreclosure or deed in lieu of foreclosure;

     o the collection account and payment account (excluding its net earnings);

     o    the Additional Loan Accounts;

     o    the issuing entity's rights under hazard insurance policies; and

     o the interest of the issuing entity in the sale and servicing agreement and the purchase agreement.

         The notes will have the benefit of the policy issued by [Note
Insurer].

         The property of the issuing entity, including the mortgage loans are pledged to the indenture trustee for the benefit of the noteholders and the note insurer to secure the repayment of the notes and thus are subject to the lien of the indenture. All of the remaining interest in the assets of the Trust will be represented by a single transferor interest that will be owned by the transferor.

         The portion of the transferor interest related to a loan group is referred to as its "Allocated Transferor Interest," and, as of any payment date, will equal the excess of the related Loan Group Balance for the payment date (and any amounts otherwise payable on the transferor interest but retained in the payment account) plus any funds in the Additional Loan Account related to that loan group, over the outstanding principal balance of the class of notes related to that loan group (after giving effect to the payment of all amounts actually paid on that class of notes on that payment date).

         The transferor has the right to sell or pledge the transferor interest at any time, if

     o the rating agencies have notified the issuing entity and the indenture trustee in writing that the action will not result in the reduction or withdrawal of the ratings assigned to the notes without taking the policy into account, and

     o certain other conditions specified in the trust agreement are satisfied.

         Each Allocated Transferor Interest as of the closing date will equal at least zero. Each Allocated Transferor Interest is expected to increase on future payment dates after the sixth payment date until it equals the Required Transferor Subordinated Amount for the related loan group.

The Owner Trustee

         [Wilmington Trust Company will act as the owner trustee under the trust agreement. Wilmington Trust Company is a Delaware banking corporation and its principal offices are located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890.

         Wilmington Trust Company is a Delaware banking corporation with trust powers incorporated in 1903. Wilmington Trust has served as owner trustee in numerous asset-backed securities transactions involving mortgage and mortgage-related receivables.

         Wilmington Trust Company is subject to various legal proceedings that arise from time to time in the ordinary course of business. Wilmington Trust Company does not believe that the ultimate resolution of any of these proceedings will have a materially adverse effect on its services as owner trustee.]

         The owner trustee may hold notes in its own name or as pledgee. To meet the legal requirements of certain jurisdictions, the owner trustee and the administrator may, with the prior written consent of the note insurer, appoint co-trustees or separate trustees of any part of the trust fund under the trust agreement. All rights and obligations conferred or imposed on the owner trustee by the sale and servicing agreement and the trust agreement will be conferred or imposed on any separate trustee or co-trustee. In any jurisdiction in which the owner trustee is incompetent or unqualified to perform any act, the separate trustee or co-trustee will perform the act solely at the direction of the owner trustee.

         The owner trustee may resign at any time, in which event the administrator must appoint a successor reasonably acceptable to the Note Insurer. The administrator may also remove the owner trustee if it becomes legally unable to act or becomes insolvent. Any resignation or removal of the owner trustee and appointment of a successor will not become effective until acceptance of its appointment by the successor.

         The owner trustee has no duty to manage, make any payment on, register, record, sell, dispose of, or otherwise deal with the issuing entity, or to otherwise take or refrain from taking any action under any document contemplated by the trust agreement, except as expressly provided by the trust agreement or in instructions received by the owner trustee pursuant to the trust agreement. The owner trustee will be required to perform only those duties specifically required of it under the trust agreement. The owner trustee will disburse all moneys actually received by it constituting part of the trust fund on the terms of the transaction documents and it will not be accountable under the trust agreement or any other transaction document except for its own willful misconduct or gross negligence or for the inaccuracy of certain representations and warranties in the trust agreement.

Reimbursement and Indemnification

         Under the trust agreement, the owner trustee shall be entitled to certain reimbursements for its reasonable expenses incurred by it and indemnified against certain liabilities, losses, damages and expenses that may be imposed on or incurred by it, except to the extent that they arise from its own willful misconduct, bad faith, or gross negligence, the inaccuracy of any of the its representations or warranties in the trust agreement, or its failure to use reasonable care with respect to moneys received by it in under the trust agreement. Any such amounts payable to the owner trustee shall be payable out of amounts on deposit in the Collection Account before payments on the [securities] and, to the extent not paid within from the Collection Account, by the holder of the transferor interest specified in the trust agreement or by the sponsor. However, losses, claims, damages, liabilities, and expenses attributable to defaults on the mortgage loans will not be payable to the owner trustee will not be covered by such reimbursement and indemnity.

Termination

         The issuing entity will dissolve when it makes its final distribution of all moneys or other property held under the trust agreement and has paid all amounts due and owing to the Note Insurer under the Insurance Agreement.

                               The Note Insurer

         [Note Insurer] (the "Note Insurer") has supplied the following information for inclusion in this prospectus supplement. No representation is made by the issuing entity, the Sellers, the Sponsor, the Master Servicer, the Indenture Trustee, the Custodian, the Owner Trustee, or the Underwriter as to the accuracy and completeness of this information.

                        The Sponsor and Master Servicer

General

         [Countrywide Home Loans, Inc. ("Countrywide")] will be the sponsor for the transaction and also a seller and master servicer. Countrywide will service the mortgage loans in accordance with the sale and servicing agreement. It is expected that on the closing date the master servicer will be the only entity servicing the mortgage loans. The master servicer has agreed to service and administer the mortgage loans in accordance with customary and usual standards of practice of prudent mortgage loan lenders in the respective states in which the mortgaged properties are located. The master servicer has also agreed to represent and protect the interest of the indenture trustee in the mortgage loans in the same manner as it currently protects its own interest in mortgage loans in its own portfolio in any claim, proceeding or litigation regarding a mortgage loan.

         [Countrywide] may perform any of its obligations under the sale and servicing agreement dated as of _______, 2006, among CWHEQ, Inc., as depositor, [Countrywide], as sponsor and master servicer, the issuing entity, and _______________, as indenture trustee, through one or more subservicers. Notwithstanding any subservicing arrangement, the master servicer will remain liable for its servicing obligations under the sale and servicing agreement as if the master servicer alone were servicing the mortgage loans. As of the closing date, the master servicer will service the mortgage loans without subservicing arrangements.

The Sponsor and Master Servicer

         [Countrywide, a New York corporation and a subsidiary of Countrywide Financial Corporation, is the sponsor and will also act as master servicer for the mortgage loans pursuant to the sale and servicing agreement. Countrywide is engaged primarily in the mortgage banking business, and as such, originates, purchases, sells, and services mortgage loans. Countrywide originates mortgage loans through a retail branch system and through mortgage loan brokers and correspondents nationwide. Countrywide's mortgage loans are principally first-lien, fixed or adjustable rate mortgage loans secured by single-family residences. Countrywide began servicing home equity lines of credit in October 1994. The master servicer is an affiliate of [the other sellers,] the depositor and [Countrywide Securities Corporation].

         Countrywide has historically sold substantially all the mortgage loans that it has originated and purchased, generally through securitizations. Countrywide does not always sell mortgage loans immediately after origination or acquisition, but may decide to sell certain mortgage loans in later periods as part of its overall management of interest rate risk. Countrywide has been involved in the securitization of mortgage loans since 1969 and home equity loans since [1996]. Countrywide reviews the structure of its securitizations and discusses the structure with the related underwriters.

         At _______, 200_, [Countrywide] provided servicing for approximately $________ aggregate principal amount of mortgage loans, substantially all of which are being serviced for unaffiliated persons. At _______, 200_, [Countrywide] provided servicing for approximately $_________ aggregate principal amount of first and second lien mortgage loans originated under its home equity lines of credit program.

         The principal executive offices of [Countrywide] are located at [4500 Park Granada, Calabasas, California 91302. Its telephone number is (818) 225-3300]. [Countrywide] conducts operations from its headquarters in [Calabasas and from offices located throughout the nation.]

                         The Home Equity Loan Program

Underwriting Procedures Relating to Home Equity Loans

         The following is a description of the underwriting procedures customarily employed by the sponsor [and Countrywide Bank, N.A. ("Countrywide Bank" and, collectively with the sponsor, the "originators")] with respect to home equity loans. [The underwriting procedures employed by the sponsor and Countrywide Bank are identical in all material respects, as discussed below, but do differ in some minor details.] The underwriting process is intended to assess the applicant's credit standing and repayment ability, and the value and adequacy of the real property security as collateral for the proposed loan. Exceptions to the applicable originator's underwriting guidelines will be made when compensating factors are present. These factors include the borrower's employment stability, favorable credit history, equity in the related property, and the nature of the underlying first mortgage loan.

         Each applicant for a home equity loan must complete an application that lists the applicant's assets, liabilities, income, employment history, and other demographic and personal information. If information in the loan application demonstrates that the applicant has sufficient income and there is sufficient equity in the real property to justify making a home equity loan, the applicable originator will conduct a further credit investigation of the applicant. This investigation includes obtaining and reviewing an independent credit bureau report on the credit history of the applicant to evaluate the applicant's ability and willingness to repay. The credit report typically contains information relating to such matters as credit history with local merchants and lenders, installment and revolving debt payments, and any record of delinquencies, defaults, bankruptcy, collateral repossessions, suits, or judgments, among other matters.

         The applicable originator originates or acquires mortgage loans pursuant to alternative sets of underwriting criteria under its Full Documentation Program, its Alternative Documentation Program, its Reduced Documentation Program, its Streamlined Documentation Program, and its Super-Streamlined Documentation Program. Generally, the Full Documentation Program will provide a complete and executed Verification of Employment covering a two year period, as well as current paystubs covering one month and two years of W-2s or tax returns. The Alternative Documentation Program permits a salaried borrower to provide paystubs and W-2 forms covering the most recent two years, in lieu of providing a Verification of Employment. Under the Reduced Documentation Program, certain credit underwriting documentation concerning income and employment verification is waived. The Reduced Documentation Program requires applicants to list their assets and also permits bank statements in lieu of verifications of deposits. Borrowers with credit histories that demonstrate an established ability to repay indebtedness in a timely fashion are eligible for the Reduced Documentation Program. The Streamlined Documentation Program allows for a single paystub with year-to-date earnings for salaried borrowers and the most recent year's tax returns for borrowers who are self-employed or commissioned. The Super-Streamlined Documentation program is available for first-lien borrowers with good credit and mortgage history with the applicable originator. The Super-Streamlined Documentation Loan Program is available for borrowers who have recently purchased or refinanced (rate or term) with the applicable originator if they have not been 30 days delinquent in payment during the previous twelve-month period. Under the Super-Streamlined Documentation Program, the value used in conjunction with obtaining the first lien from the applicable originator is used in lieu of a new appraisal and subsequently used to determine the combined loan-to-value ratios for the new home equity line of credit. In most instances, the maximum loan amount is limited to the lesser of [25]% of the first lien balance and an amount between $[50,000] and $[125,000] determined by the FICO score of the borrower. Although a credit review is conducted, no debt ratio, income documentation, or asset verification is generally required. A telephonic verification of employment is required before loan closing.

         Full appraisals are generally performed on all home equity loans. These appraisals are determined on the basis of a an originator-approved, independent third-party, fee-based appraisal completed on forms approved by Fannie Mae or Freddie Mac. For certain home equity loans that had at origination a credit limit between $[100,000] and $[250,000], determined by the FICO score of the borrower, a drive-by evaluation is generally completed by a state-licensed, independent third-party, professional appraiser on forms approved by either Fannie Mae or Freddie Mac. The drive-by evaluation is an exterior examination of the premises by the appraiser to determine that the property is in good condition. The appraisal is based on various factors, including the market value of comparable homes and the cost of replacing the improvements, and generally must have been made not earlier than 180 days before the date of origination of the mortgage loan. For certain home equity loans with credit limits between

$[100,000] and $[250,000], determined by the FICO score of the borrower, the applicable originator may have the related mortgaged property appraised electronically. The minimum and maximum loan amounts for home equity loans are generally $[7,500] (or, if smaller, the state-allowed maximum) and $[1,000,000], respectively. Borrowers may draw under the home equity loans in minimum amounts of $[250] and maximum amounts up to the remaining available credit, in each case after giving effect to all prior draws and payments on the credit line. The minimum amount for draws does not apply to borrowers that are access card holders.

         After obtaining all applicable income, liability, asset, employment, credit, and property information, the applicable originator generally uses a debt-to-income ratio to assist in determining whether the prospective borrower has sufficient monthly income available to support the payments on the home equity loan in addition to any senior mortgage loan payments (including any escrows for property taxes and hazard insurance premiums) and other monthly credit obligations. The "debt-to-income ratio" is the ratio of the borrower's total monthly credit obligations (assuming the mortgage loan interest rate is based on the applicable fully indexed interest rate) to the borrower's gross monthly income. Based on this, the maximum monthly debt-to-income ratio is [45]%. Variations in the monthly debt-to-income ratios limits are permitted based on compensating factors. The originators currently offer home equity loan products that allow maximum combined loan-to-value ratios up to 100%.

         It is generally the each originator's policy to require a title search, legal vesting, or limited coverage policy before it makes a home equity loan for amounts less than or equal to $[100,000]. If the home equity loan has a maximum draw amount of more than $[100,000], the applicable originator typically requires that the borrower obtain an ALTA policy, or other assurance of title customary in the relevant jurisdiction. Home equity loans with a maximum draw amount up to $[250,000] may be insured by a lien protection policy. In addition, ALTA title policies are generally obtained in situations where the property is on leased land or there has been a change in title or the home equity loan is in first lien position.

         [THE EXTENT TO WHICH UNDERWRITING CRITERIA COULD BE OVERRIDDEN]

Mortgage Loan Production

         The following table sets forth, by number and dollar amount of mortgage loans, Countrywide's residential mortgage loan production for the periods indicated.

                                                            Consolidated Mortgage Loan Production
                                 -----------------------------------------------------------------------------------------------
                                                                         Years Ended December 31,
                                     Year Ended    [Ten months   -----------------------------------------      [Three months
                                    [February 28,  Ended December                                               Ended March 31,
                                      2001]          31, 2001]       [2002]         [2003]          [2004]          [2005]
                                 -----------------------------------------------------------------------------------------------
                                                      (Dollars in millions, except average loan amount)
                                 -----------------------------------------------------------------------------------------------
Conventional Conforming Loans
     Number of Loans............     [240,608]      [504,975]       [999,448]    [1,517,743]      [846,395]       [146,123]
     Volume of Loans............ $    [34,434]  $    [76,432]   $   [150,110]  $   [235,868]  $   [138,845]   $    [30,197]
         Percent of Total
         Dollar Volume..........        [50.0]%        [61.7]%         [59.6]%        [54.2]%        [38.2]%         [33.0]%
Conventional Non-conforming
Loans
     Number of Loans............      [86,600]      [137,593]       [277,626]      [554,571]      [509,711]       [164,314]
     Volume of Loans............ $    [11,394]  $    [22,209]   $    [61,627]  $   [136,664]  $   [140,580]   $    [40,543]
         Percent of Total
         Dollar Volume..........        [16.5]%        [17.9]%         [24.5]%        [31.4]%        [38.7]%         [44.3]%
FHA/VA Loans
     Number of Loans............     [118,673]      [118,734]       [157,626]      [196,063]      [105,562]        [16,676]
     Volume of Loans............ $    [13,075]  $    [14,109]   $    [19,093]  $    [24,402]  $    [13,247]   $     [2,137]
         Percent of Total
         Dollar Volume..........        [18.9]%        [11.4]%          [7.6]%         [5.6]%         [3.6]%          [2.3]%
Prime Home Equity Loans
     Number of Loans............     [119,045]      [164,503]       [316,049]      [453,817]      [587,046]       [148,168]
     Volume of Loans............ $     [4,660]  $     [5,639]   $    [11,650]  $    [18,103]  $    [30,893]   $     [8,763]
         Percent of Total
         Dollar Volume..........         [6.8]%         [4.5]%          [4.6]%         [4.2]%         [8.5]%          [9.6]%

                                     S-29

Nonprime Mortgage Loans
     Number of Loans............      [51,706]       [43,359]        [63,195]      [124,205]      [250,030]        [63,032]
     Volume of Loans............ $     [5,360]  $     [5,580]   $     [9,421]  $    [19,827]  $    [39,441]   $     [9,820]
         Percent of Total
         Dollar Volume..........         [7.8]%         [4.5]%          [3.7]%         [4.6]%        [11.0]%         [10.8]%
Total Loans
     Number of Loans............     [616,632]      [969,164]     [1,813,944]    [2,846,399]    [2,298,744]       [538,313]
     Volume of Loans............ $    [68,923]  $   [123,969]   $   [251,901]  $   [434,864]  $   [363,006]   $    [91,460]
     Average Loan Amount........ $   [112,000]  $   [128,000]   $   [139,000]  $   [153,000]  $   [158,000]   $   [170,000]
     Non-Purchase
     Transactions(1)............          [33]%          [63]%           [66]%          [72]%          [51]%           [55]%
     Adjustable-Rate Loans(1)...          [14]%          [12]%           [14]%          [21]%          [52]%           [54]%


-----------------
(1) Percentage of total loan production based on dollar volume.

Servicing of the Mortgage Loans

         The master servicer has established standard policies for the servicing and collection of the home equity loans. Servicing includes, but is not limited to,

     o the collection and aggregation of payments relating to the mortgage loans;

     o the supervision of delinquent mortgage loans, loss mitigation efforts, foreclosure proceedings, and, if applicable, the disposition of the mortgaged properties; and

     o the preparation of tax related information in connection with the mortgage loans.

         Billing statements are mailed monthly by the master servicer. The statements detail all debits and credits and specify the minimum payment due and the available credit line. Notice of changes in the applicable loan rate are provided by the master servicer to the borrower with the monthly statements. All payments are generally due on the fifteenth day of the month.

         The general policy of the master servicer is to initiate foreclosure in the underlying property for a mortgage loan

     o after the loan is 90 days or more delinquent and satisfactory arrangements cannot be made with the borrower, or

     o if a notice of default on a senior lien is received by the master servicer.

         Foreclosure proceedings may be terminated if the delinquency is cured. Mortgage loans to borrowers in bankruptcy proceedings may be restructured in accordance with law and with a view to maximizing recovery on the loans, including any deficiencies.

         Once foreclosure is initiated by the master servicer, a foreclosure tracking system is used to monitor the progress of the proceedings. The system includes state specific parameters to monitor whether proceedings are progressing within the time frame typical for the state in which the property is located. During the foreclosure proceeding, the master servicer determines the amount of the foreclosure bid and whether to liquidate the loan.

         After foreclosure, the master servicer may liquidate the mortgaged property and charge off the home equity loan balance that was not recovered through liquidation proceeds. Alternatively, the master servicer may forego foreclosure and charge off the home equity loan if the proceeds of foreclosure and liquidation are likely to produce an amount less than the unpaid principal balance of the related senior mortgage.

         Servicing and charge-off policies and collection practices may change over time in accordance with, among other things, the master servicer's business judgment, changes in the portfolio, and applicable laws and regulations.

Advances

         The master servicer, in its sole discretion, may advance the interest component of any delinquent monthly payment (or any portion of it) by depositing the amount into the collection account by the related determination date. Advances are intended to maintain a regular flow of scheduled interest on the notes rather than to guarantee or insure against losses. The master servicer may retain, from payments of interest on the mortgage loans in each Collection Period, any unreimbursed optional advance made by the master servicer.

                       Description of the Mortgage Loans

General

         The issuing entity expects that on the closing date or, if prefunding exists, at the end of the Funding Period, the aggregate principal balance of the mortgage loans in the mortgage pool as of their cut-off dates will equal approximately $_______________. If on the closing date the initial aggregate note principal balance of the notes exceeds the initial cut-off date principal balance of the initial mortgage loans, the trust fund will include the Prefunded Amounts in [two] Additional Loan Accounts (the "Additional Loan Accounts"), each related to a loan group. Subject to the conditions in the sale and servicing agreement, the Prefunded Amounts may be applied to the purchase of Additional Home Equity Loans for the applicable loan group during the Funding Period.

         The mortgage pool will be divided into [two] groups of mortgage loans ("loan group [1]" and "loan group [2]," as applicable, and each, a "loan group"). The mortgage loans in loan group [1] and loan group [2] are referred to as the "group [1] mortgage loans" and "group [2] mortgage loans," respectively. The group [1] mortgage loans will have original principal balances (by credit limit) that conform to the guidelines of Freddie Mac and Fannie Mae. The group [2] mortgage loans will have original principal balances that may or may not conform to the guidelines of Freddie Mac and Fannie Mae. The Class [1-A] Notes will be secured primarily by the mortgage loans in group [1] and the Prefunded Amount in the Additional Loan Account related to loan group [1]. The Class 2-A Notes will be secured primarily by the group [2] mortgage loans and the Prefunded Amount in the Additional Loan Account related to the loan group [2].

         The prefunded amount (the "Prefunded Amount") for a loan group will be equal to the difference, if any, between the initial note principal balance of the related class of notes and the unpaid principal balance of the initial mortgage loans in that loan group. The Prefunded Amount will not exceed 25% of the original note principal balance of the related class of notes, which is approximately $__________ for loan group [1] and $__________ for loan group [2].

         The mortgage loans to be included in the initial cut-off date pool (the "initial mortgage loans") are mortgage loans originated by the sponsor on or before the initial cut-off date and sold by the sellers to the depositor, and by the depositor to the issuing entity, on the closing date. If the sellers do not, as of the initial cut-off date, have in the aggregate the full amount of mortgage loans for a loan group that the depositor expects to purchase from the sellers and sell to the issuing entity on the closing date, the depositor may reduce the size of the offering of the class of notes related to that loan group. Likewise, if the sellers have in the aggregate more mortgage loans for a loan group than anticipated, the depositor may increase the size of the offering of the class of notes related to that loan group. The original principal balance of each class of the notes may not increase or decrease by more than 10%.

         Initially, the principal balance of each class of notes will equal the sum of the initial cut-off date principal balance of the initial mortgage loans in the related loan group and any Prefunded Amount that is deposited on the closing date in the Additional Loan Account related to that loan group to be used to acquire additional mortgage loans (the "Additional Home Equity Loans") for that loan group. This excess represents an undercollateralization of each loan group of approximately 1.25% of the original principal balance of each class of notes (this excess with respect to a loan group is referred to as the "Undercollateralization Amount"). Funds in an Additional Loan Account may be used after the closing date until the earlier of the date on which amounts held in the Additional Loan Account are less than $__________ and __________, 200_ (the "Funding Period"). Any funds remaining in either Additional Loan Account after the end of the Funding Period will be used to prepay the related class of notes on the first payment date.

         The mortgage loans will be selected from among the outstanding home equity revolving credit line loan agreements in the [Sponsor][applicable seller's] portfolio which meet the criteria described in this prospectus supplement. No selection will be made in a manner that would adversely affect the interests of the notes.

         Under the purchase agreement, [each seller] will make certain representations, warranties and covenants to the depositor relating to, among other things, certain characteristics of the mortgage loans. In addition [each of the sellers] will represent and warrant that, prior to the sale of the related mortgage loans to the depositor, the [applicable seller], its good title therein, and its right to affect the conveyance thereof free of any lien or other encumbrance. The sponsor will make similar representations and warranties in the sale and servicing agreement for the benefit of the parties to the sale and servicing agreement. Subject to the limitations described under "Description of the Sale and Servicing Agreement--Assignment of Mortgage Loans," the sponsor will be obligated to repurchase or substitute a similar mortgage loan for any mortgage loan as to which there exists deficient documentation or as to which there has been an uncured breach of any representation or warranty relating to the characteristics of the mortgage loans that materially and adversely affects the interests of the Notes in that mortgage loan. See "Mortgage Loan Program--Representations by Sellers; Repurchases" in the prospectus.

Mortgage Loan Terms

         General. A borrower may obtain an advance on a mortgage loan by writing a check, requesting a wire transfer, or using a credit card in a minimum amount of $250. The minimum amount for draws does not apply to borrowers that are access card holders. Except during the introductory rate period when the mortgage loan interest rate is fixed, the mortgage loans bear interest at a variable rate that changes with changes in the applicable index rate monthly on the first business day of the month preceding the due date. After the introductory rate period, the daily periodic rate on the mortgage loans (i.e., the loan rate) is the sum of the index rate plus the applicable margin, divided by 365. The index rate is based on the highest "prime rate" published in the "Money Rates" table of The Wall Street Journal as of the first business day of each calendar month.

         The second mortgage ratio for a mortgage loan in second lien position is the credit limit for the related mortgage loan divided by the sum of the credit limit and the outstanding principal balance of any mortgage loan senior to the related mortgage loan as of the date of the related loan application.

         Countrywide generally offers introductory loan rates on its home equity lines of credit. The introductory rate applies to payments made generally during the first three months or first six months after origination. After the introductory period, the loan rate will adjust to the index rate plus the applicable margin.

         In general, the home equity loans may be drawn on during a draw period of five years. Home equity loans with a draw period of five years (which generally may be extendible for an additional five years, with Countrywide's approval) are expected to constitute approximately no less than [95]% of the aggregate principal balance of the mortgage loans to be included in the final mortgage loan pool. These loans are generally subject to a fifteen year repayment period following the end of the draw period. During this repayment period, the outstanding principal balance of the loan will be paid in monthly installments equal to [1/180] of the outstanding principal balance at the end of the draw period. A relatively small number of home equity loans are subject to a five, ten, or twenty year repayment period following the draw period during which the outstanding principal balance of the loan will be repaid in equal monthly installments. Approximately _____ % of the group [1] mortgage loans and ______% of the group [2] mortgage loans by the aggregate stated principal balance of the mortgage loans in the loan group as of the statistical calculation date, require a balloon repayment at the end of the draw period.

         The minimum payment due during the draw period will be equal to the finance charges accrued on the outstanding principal balance of the home equity loan during the related billing period, any past due finance charges, and any other charges owed. The minimum payment due during the repayment period will be equal to the sum of the finance charges accrued on the outstanding principal balance of the mortgage loan during the related billing period, any amounts past due, any other charges owed, and the principal payment described in the preceding paragraph.

         The principal balance of a mortgage loan (other than a Liquidated Mortgage Loan) on any day is equal to:

     o for an initial mortgage loan, its principal balance as of the initial cut-off date, and for an Additional Home Equity Loan, its principal balance as of the subsequent cut-off date, plus

     o   any Additional Balances for the mortgage loan, minus

     o the sum of all collections credited against the principal balance of the mortgage loan in accordance with the related credit line agreement before the relevant day.

         The principal balance of a Liquidated Mortgage Loan after final recovery of related liquidation proceeds is zero.

Pool Characteristics

         Annex I provides certain statistical information based on outstanding principal balances as of the open of business on __________, 200_, which is the "Statistical Calculation Date," of a significant portion of the initial pool of [two] groups of mortgage loans expected to be transferred to the issuing entity on the closing date. CWHEQ, Inc. believes that the information provided in Annex I as well as other information in this prospectus supplement describing the initial mortgage loans as of the Statistical Calculation Date is representative of the initial mortgage loans expected to be included in the initial mortgage loan pool transferred to the issuing entity on the closing date (the "Pool Characteristics").

         A detailed description of the mortgage loans actually delivered to the issuing entity on the closing date (the "Detailed Description") will be filed on Form 8-K with the Securities and Exchange Commission after the closing date. Additionally, in accordance with applicable securities laws, if there are material changes in material characteristics of the mortgage loan pool, the depositor will file on Form 8-K with the Securities and Exchange Commission additional information related to those material changes. The Detailed Description will include the information in the same categories that are presented in Annex I with respect to Statistical Calculation Date mortgage loan pool.

         The Detailed Description is as of the initial cut-off date and consequently does not include any Additional Home Equity Loans purchased with the funds in the Additional Loan Accounts. In addition, due to the passage of time between the Statistical Calculation Date, and the initial cut-off date, it is expected that the Detailed Description will vary from the information provided in Annex I because mortgage loans continue to be repaid or drawn upon. After the end of the Funding Period, a detailed description of the mortgage loans, including the Additional Home Equity Loans, substantially in the form of the Detailed Description, will be available and filed on a Form 8-K with the Securities and Exchange Commission. The mortgage loans will have been originated pursuant to credit line agreements and will be secured by mortgages or deeds of trust. The mortgages and deeds of trust are second mortgages or deeds of trust on mortgaged properties expected to be located in __ states [plus the District of Columbia]. The mortgaged properties securing the mortgage loans will consist of residential properties that are primarily single family residences, individual units in planned unit developments, or condominium units.

Conveyance of the Mortgage Loans

         The obligation of the issuing entity to purchase the initial mortgage loans on the closing date is subject to certain requirements in the sale and servicing agreement.

         The issuing entity may acquire Additional Home Equity Loans during the Funding Period. Each Additional Home Equity Loan will have been underwritten substantially in accordance with the criteria described under "The Home Equity Loan Program--Underwriting Procedures Relating to Home Equity Loans." Additional Home Equity Loans may be purchased for either loan group during the Funding Period using amounts on deposit in the Additional Loan Account related to that loan group at a cash purchase price of 100% of their principal balance on the related subsequent cut-off date. The amount paid from the applicable Additional Loan Account for Additional Home Equity Loans will not include accrued interest. Following each purchase of Additional Home Equity Loans, the aggregate principal balance of the applicable loan group will increase by an amount equal to the aggregate principal balance of the Additional Home Equity Loans so acquired and the amount in the Additional Loan Account related to that loan group will decrease accordingly. Additional Home Equity Loans acquired by the issuing entity will be simultaneously pledged to the indenture trustee as part of the trust fund.

         Any transfer of Additional Home Equity Loans is subject to various conditions including:

     o that they satisfy substantially the same loan representations and warranties as the initial mortgage loans;

     o that they were identified by means of a selection process reasonably believed not to be adverse to the interests of the holders of the notes and the Note Insurer;

     o that the indenture trustee and the Note Insurer receive opinions of counsel acceptable to each of them with respect to the validity of the transfer of, and the perfection of the security interest in, the Additional Home Equity Loans;

     o that as of the related subsequent cut-off date, each Additional Home Equity Loan satisfied the eligibility requirements that the initial mortgage loans had to satisfy on the closing date;

     o that, with respect to loan group [1], they comply with the original loan balance requirements (by credit limit) of Freddie Mac and Fannie Mae; and

     o that the transfer will not result in a reduction or withdrawal of the then current ratings of the notes without taking the Policy into account.

         The acquisitions of the Additional Home Equity Loans may occur in one or more closings after the closing date.

The Additional Loan Accounts

         The assets of the Trust will include [two] Additional Loan Accounts, each related to a loan group and to the class of notes related to that loan group. Each Additional Loan Account will contain on the closing date the lesser of (i) the excess of (a) the Original Note Principal Balance of the related class of notes less the initial Undercollateralization Amount of the related loan group over (b) the principal balance of the initial mortgage loans in the related loan group as of the initial cut-off date and (ii) approximately $__________ for loan group [1] and $__________ for loan group [2]. Monies in each Additional Loan Account are expected to be used to purchase Additional Home Equity Loans during the Funding Period for the related loan group. The Additional Loan Accounts will be part of the trust and pledged to the indenture trustee. Any funds remaining on deposit in any Additional Loan Account at the end of the Funding Period will be used to prepay the related class of notes on the payment date after the end of the Funding Period. The amount on deposit in the Additional Loan Accounts may be invested in Eligible Investments. Net income on investment of funds in the Additional Loan Accounts will be paid to the master servicer, and will not be available for payment on the notes.

                    Maturity and Prepayment Considerations

         Holders of a class of notes will be entitled to receive on each payment date payments of principal, in the amounts described under "Description of the Notes--Payments on the Notes," until the outstanding principal balance of that class of notes is reduced to zero. During the Managed Amortization Period, principal collections for a loan group, after their application to fund related Additional Balances created during the related Collection Period, will be paid to the holders of the related class of notes until the related Allocated Transferor Interest at least equals the related Required Transferor Subordinated Amount, and the remainder generally will be paid to the issuing entity for distribution to transferor, including for the repayment of Net Draws, pursuant to the trust agreement. In addition, the funds remaining in any Additional Loan Account at the end of the Funding Period after the purchase of any Additional Home Equity Loans will be used to prepay the related class of notes on the first payment date after the end of the Funding Period.

         Principal collections for a loan group will not be paid to the issuing entity for the benefit of the transferor unless the related Allocated Transferor Interest at least equals the Required Transferor Subordinated Amount for that loan group. The Group [1] Required Transferor Subordinated Amount initially will be __________ % of the initial principal balance of the Class [1-A] Notes plus the OC Deficiency Amount of loan group [2]. The Group [2] Required Transferor Subordinated Amount initially will be __________ % of the initial principal balance of the Class 2-A Notes plus the OC Deficiency Amount of loan group [1]. The Note Insurer may permit each Required Transferor Subordinated Amount to decrease or "step down" over time. See "OC Deficiency Amount," "Required Transferor Subordinated Amount," and "Subordination Requirement" under "Description of the Notes--Glossary of Key Terms."

         After the occurrence of a Rapid Amortization Event all principal collection for a loan group will be applied to pay principal on the related class of notes, and allocations of principal collections from the mortgage loans in a loan group may result in payments of principal to the holders of the related class of notes in amounts that are greater relative to the declining balance of the related mortgage loans than would be the case if the Investor Floating Allocation Percentage for a loan group were used to determine the percentage of principal collections from the related mortgage loans paid to the holders of the related class of notes.

         In addition, Investor Interest Collections for a loan group may be paid as principal of the related class of notes in connection with the Accelerated Principal Payment Amount for that loan group after the [sixth] payment date. Moreover, to the extent of losses allocable to the notes, holders of the notes may also receive the amount of those losses as payments of principal from the related Investor Interest Collections, the related Subordinated Transferor Collections, the Investor Interest Collection for the other loan group, the Subordinated Transferor Collection for the other loan group, or, in some instance draws under the policy. The level of losses on the mortgage loans in a loan group may therefore affect the rate of payment of principal on the related class of notes.

         After the closing date, each Allocated Transferor Interest is expected to grow to the extent obligors make more draws than principal payments on the related mortgage loans. The sale and servicing agreement and the indenture permit the transferor, at its option, but subject to the satisfaction of certain conditions specified in the sale and servicing agreement, to remove mortgage loans from a loan group and release them from the lien of the indenture at any time during the life of the notes, so long as the related Allocated Transferor Interest (after giving effect to the removal of the mortgage loans) is not less than the related Required Transferor Subordinated Amount. Removals of mortgage loans may affect the rate at which principal is distributed to the related class of notes by reducing the applicable Loan Group Balance and, therefore, the amount of related principal collections. See "Description of the Sale and Servicing Agreement--Optional Transfers of Mortgage Loans."

         All of the mortgage loans may be prepaid in full or in part at any time. Mortgage loans secured by mortgaged properties in some jurisdictions may be subject to account termination fees to the extent permitted by law. In general, account termination fees do not exceed $350 and do not apply to accounts terminated after a date designated in the related credit line agreement that, depending on the jurisdiction, ranges between six months and five years following origination. The prepayment experience of the mortgage loans in a loan group will affect the weighted average life of the related class of notes.

         The rate of prepayment on the mortgage loans cannot be predicted. Generally, it is assumed that home equity revolving credit lines are not viewed by borrowers as permanent financing. Accordingly, the mortgage loans may experience a higher rate of prepayment than traditional first mortgage loans. On the other hand, because the mortgage loans amortize as described under "Description of the Mortgage Loans--Mortgage Loan Terms," rates of principal payments on the mortgage loans will generally be slower than those of traditional fully-amortizing first mortgages in the absence of prepayments on the mortgage loans. The prepayment experience of the mortgage loans may be affected by a wide variety of factors, including general economic conditions, prevailing interest rate levels, the availability of alternative financing, homeowner mobility, the frequency and amount of any future draws on the credit line agreements, and changes affecting the deductibility for federal income tax purposes of interest payments on home equity credit lines. Substantially all of the mortgage loans contain "due-on-sale" provisions, and the master servicer intends to enforce them unless

     o   enforcement is not permitted by applicable law or

     o the master servicer permits the purchaser of the related mortgaged property to assume the mortgage loan in a manner consistent with reasonable commercial practice.

         The enforcement of a "due-on-sale" provision will have the same effect as a prepayment of the related mortgage loan. See "Certain Legal Aspects of the Loans--Due-on-Sale Clauses" in the prospectus.

         The sellers are not required to deliver certain documents relating to the mortgage loans to the custodian until 30 days after the closing date (or in the case of Additional Home Equity Loans, until 30 days after they are acquired by the issuing entity). See "Description of the Sale and Servicing Agreement--Assignment of Mortgage Loans." If a seller fails to deliver all or a portion of the required documents for any mortgage loan to the custodian within the required period, the sponsor must accept the transfer of the mortgage loan from the issuing entity. The principal balance of any mortgage loan so transferred will be deducted from the Loan Group Balance of the related loan group, thus reducing the amount of the related Allocated Transferor Interest. If after the deduction the related Allocated Transferor Interest would be less than the related Required Transferor Subordinated Amount at the time, then a "Transfer Deficiency" will exist with respect to the loan group. The amount of the Transfer Deficiency is the lesser of (i) the principal balance of the mortgage loan transferred from the issuing entity and
(ii) the excess of (a) the related Required Transferor Subordinated Amount over (b) the related Allocated Transferor Interest. If a Transfer Deficiency exists, the sponsor must transfer to the issuing entity for the benefit of the applicable loan group Eligible Substitute Mortgage Loans or deposit into the collection account an amount equal to the excess of the Transfer Deficiency over the principal balance of any Eligible Substitute Mortgage Loans transferred to the issuing entity for the applicable loan group (the "Transfer Deposit Amount"). See "Description of the Sale and Servicing Agreement--Assignment of Mortgage Loans." Except to the extent substituted for by an Eligible Substitute Mortgage Loan, the transfer of the mortgage loan out of the trust fund by the issuing entity will be treated as a payment of principal of the mortgage loan.

         The yield to an investor who purchases a class of notes at a price other than par will vary from the anticipated yield if the actual rate of prepayment on the mortgage loans in the related loan group is different from the rate anticipated by the investor at the time the notes were purchased.

         Collections on the mortgage loans may vary because, among other things, borrowers may make payments during any month as low as the minimum monthly payment for the month or as high as the entire outstanding principal balance plus accrued interest and the fees and charges on the mortgage loan. Borrowers may fail to make scheduled payments. Collections on the mortgage loans may also vary due to seasonal purchasing and payment habits of borrowers.

         We cannot predict the level of prepayments that will be experienced by the trust fund and investors may expect that a portion of borrowers will not prepay their mortgage loans to any significant degree. See "Yield and Prepayment Considerations" in the prospectus.

                                  Pool Factor

         The pool factor is a seven-digit decimal that the indenture trustee will compute monthly expressing the outstanding principal balance of each class of notes as of each payment date (after giving effect to any payment of principal of each class of notes on the payment date) as a proportion of the initial principal balance of that class of notes. On the closing date, the pool factor for each class of notes will be 1.0000000. See "Description of the Notes--Payments on the Notes." Thereafter, the pool factor for each class of notes will decline to reflect reductions in the related outstanding principal balance.

         Pursuant to the sale and servicing agreement and the indenture, monthly reports concerning the pool factor and various other items of information for the notes will be prepared by [the indenture trustee] and will be made available [in its monthly report to the noteholders]. In addition, within 60 days after the end of each calendar year, beginning after the end of the 200_ calendar year, information for tax reporting purposes will be made available to each person who has been a holder of notes of record at any time during the preceding calendar year. See "Description of the Notes--Book-Entry Notes" and "Description of the Indenture--Reports to Noteholders."

                               Static Pool Data

         Certain static pool data with respect to the delinquency, cumulative loss and prepayment data for Countrywide is available online at [http://www.countrywidedealsdata.com?CWDD=________]. This static pool data is not deemed part of the prospectus or the registration statement of which the prospectus is a part to the extent that the static pool data relates to:

     o prior securitized pools of Countrywide that do not include the mortgage loans and that were established before __________, 200_; or

     o in the case of information regarding the mortgage loans, information about the mortgage loans for periods before __________, 200_.

         We cannot assure you that the prepayment, loss or delinquency experience of the mortgage loans sold to the issuing entity will be comparable to the historical prepayment, loss or delinquency experience of any of the other securitized pools sponsored by Countrywide. In this regard, you should note how the characteristics of the mortgage loans in those securitized pools differ from the characteristics of the mortgage loans sold to the issuing entity. Such differences, along with the varying economic conditions to which those securitized pools were subject, may make it unlikely that the issuing entity's mortgage loans will perform in the same way that any of those pools has performed.

                           Description of the Notes

General

         The notes will be issued pursuant to indenture. We summarize below the material terms and provisions pursuant to which the notes will be issued. The summaries are subject to, and are qualified in their entirety by reference to, the provisions of the indenture. When particular provisions or terms used in the indenture are referred to, the actual provisions (including definitions of terms) are incorporated by reference. We will file a final copy of the indenture after the issuing entity issues the notes.

         The Revolving Home Equity Loan Asset Backed Notes, Series 200_-_ Class [1-A] Notes and Class [2-A] Notes (each is sometimes referred to as a "class" and collectively these are referred to as the "notes"), will be issued pursuant to the indenture. The repayment of the notes will be secured by the grant of a security interest in the mortgage loans to the indenture trustee. Payments on the notes will be secured by the grant of a security interest in the mortgage loans to the indenture trustee.

         Definitive notes, if issued, will be transferable and exchangeable at the corporate trust office of the indenture trustee, which will initially maintain the note register for the notes. See "--Book-Entry Notes" below. No service charge will be made for any registration of exchange or transfer of notes, but the indenture trustee may require payment of a sum sufficient to cover any tax or other governmental charge.

         The aggregate initial principal balance of the notes is expected to equal approximately $__________. The initial principal balance of the Class [1-A] Notes is expected to equal approximately $__________. The initial principal balance of the Class [2-A] Notes is expected to equal approximately $__________.

         The principal amount of each class of notes on any payment date is equal to the initial principal balance of that class of notes minus the aggregate of amounts actually paid as principal on that class of notes. See "--Payments on the Notes" below. The primary source of payment on each class of notes is the collections on the mortgage loans in the related loan group. See "Description of the Sale and Servicing Agreement--Allocation and Collections." The notes will also have the benefit of the policy. The portion of the interest collections on the mortgage loans in a loan group that are Investor Interest Collections will be paid in accordance with the order of priority described under "Description of the Notes--Payment of the Notes--Application of Investor Interest Collections" and the portion of the interest collections that are not Investor Interest Collections will be paid to the holder of the transferor interest. Principal collections on the mortgage loans in a loan group that are not allocated to purchase related Additional Balances will be first allocated to pay principal on the related class of notes, to the extent required to increase the related Allocated Transferor Interest to be an amount at least equal to the related Required Transferor Subordinated Amount, and the remainder will be paid to the issuing entity for distribution to the holder of the transferor interest. Each note represents the right to receive payments of interest at the applicable note rate and payments of principal as described below.

         The Insurance Agreement and the Indenture require that each Allocated Transferor Interest be increased to, and thereafter maintained at, the related Required Transferor Subordinated Amount to the extent funds are available to do so. Each Allocated Transferor Interest as of the closing date is at least zero, which is less than the initial related Required Transferor Subordinated Amount, thus requiring an increase in the related Allocated Transferor Interest on future payment dates until it equals the related Required Transferor Subordinated Amount.

         The Group [1] Required Transferor Subordinated Amount initially is approximately $__________ and the Group [2] Required Transferor Subordinated Amount initially is approximately $__________, which is approximately ______% of the initial note principal balance of each class of notes. The Required Transferor Subordinated Amount may decrease as described in "Required Transferor Subordinated Amount" and "Subordination Requirement" under "Description of the Notes--Glossary of Key Terms." The owner of the transferor interest will initially be the sellers (or one of their affiliates). In general, the Loan Group Balance will vary each day as principal is paid on the related mortgage loans, liquidation losses on the related mortgage loans are incurred, and Additional Balances on the related mortgage loans are created by borrowers on those mortgage loans and transferred to the issuing entity.

         Certain Investor Interest Collections for a loan group will be applied as a payment of principal of the related class of notes on a payment date to decrease the outstanding principal balance of that class of notes until the difference between the related Loan Group Balance and the outstanding principal balance of that class of notes is an amount equal to the applicable Required Transferor Subordinated Amount for the payment date. The amount of the Investor Interest Collections for a loan group so applied as a payment of principal on the related class of notes is an "Accelerated Principal Payment Amount." The requirement to increase each Allocated Transferor Interest to, and thereafter maintain it at, the applicable Required Transferor Subordinated Amount is not an obligation of the sponsor, any seller, the master servicer, the indenture trustee, the Note Insurer, or any other person.

         Each Required Transferor Subordinated Amount may be permitted to step down. The step down may result in the release of additional principal collections from the issuing entity to the holder of the transferor interest or removal of mortgage loans from the related loan group in an amount up to the decrease in the related Required Transferor Subordinated Amount (net of any reimbursement amounts related to that class of notes due to the Note Insurer), on payment dates occurring after the step downs take effect. See "Description of Notes--Payments on the Notes--Application of Principal Collections" and "Description of the Sale and Servicing Agreement--Optional Transfers of Mortgage Loans."

Book-Entry Notes

         The notes will be book-entry notes. Persons acquiring beneficial ownership interests in the notes may elect to hold their notes through The Depository Trust Company in the United States, or upon request Clearstream, Luxembourg or Euroclear in Europe, if they are participants of those systems, or indirectly through organizations that are participants in those systems. The book-entry notes will be issued in one or more notes that equal the aggregate principal balance of the notes and will initially be registered in the name of Cede & Co., the nominee of DTC. Clearstream, Luxembourg and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in Clearstream, Luxembourg's and Euroclear's names on the books of their respective depositaries, which in turn will hold positions in customers' securities accounts in the depositaries' names on the books of DTC. Citibank N.A. will act as depositary for Clearstream, Luxembourg and The Chase Manhattan

Bank will act as depositary for Euroclear. Investors may hold beneficial interests in the book-entry notes in minimum denominations representing note principal balances or notional balances of $[25,000] and in multiples of $[1,000] in excess of that. One investor in the book-entry notes may hold a beneficial interest that is not an integral multiple of $[1,000]. Except as described below, no person, acquiring a book-entry note will be entitled to receive a definitive note representing the note. Until definitive notes are issued, Cede & Co., as nominee of DTC, is expected to be the only "noteholder" of the notes. Beneficial owners of the notes will not be noteholders as that term is used in the indenture. Beneficial owners of the notes are only permitted to exercise their rights indirectly through the participating organizations that use the services of DTC, including securities brokers and dealers, banks and trust companies, clearing corporations and certain other organizations, and DTC. See "Description of the Securities--Book-Entry Registration of Securities" in the prospectus.

Glossary of Key Terms

         "Adjusted Loan Group Balance"--for any payment date and Loan Group means the Loan Group Balance of that Loan Group, increased by the Loss Utilization Amount for that Loan Group as of that payment date, and decreased by the Loss Utilization Amount for the other Loan Group as of that payment date.

         "Aggregate Investor Interest"--for each payment date and a class of notes, means interest accrued on that class of notes for that payment date and the related Unpaid Investor Interest Shortfall (other than any related Basis Risk Carryforward) for that payment date.

         "Allocated Transferor Interest"--for any payment date and each loan group is the excess of

     o the sum of the related Loan Group Balance for that payment date, and any amounts otherwise payable on the transferor interest with respect to that loan group but retained in the payment account plus any funds in the Additional Loan Account related to that loan group over

     o the related outstanding principal balance (after giving effect to the payment of all amounts actually paid on the related class of notes on that payment date).

         "Available Investor Interest"--for each payment date and each loan group is the sum of the Investor Interest Collections from that loan group available to be applied to make payments to the holders of the related class of notes, Investor Interest Collections from the unrelated loan group available to make payments as Crossover Amounts to the related noteholders, certain deposits to the collection account or payment account made by the master servicer with respect to the loan group on the first [two] payment dates, any optional servicing advances made by the master servicer with respect to the loan group, and Subordinated Transferor Collections for the loan group, and in certain circumstances any Subordinated Transferor Collections available from the unrelated loan group.

         "Available Transferor Subordinated Amount"--for each payment date and loan group is the lesser of the related Required Transferor Subordinated Amount for the payment date, and

     o the related Loan Group Balance for that payment date, and any amounts otherwise payable to the transferor interest from that loan group but retained in the payment account, and any funds in the Additional Loan Account related to that loan group minus

     o the outstanding principal balance of the related class of notes on the payment date (after giving effect to the payment of all amounts actually paid on the notes on that payment date).

         "Collection Period"--related to a payment date is the calendar month preceding the payment date or, in the case of the first Collection Period, the period beginning on the initial cut-off date and ending on the last day of ______ 200_.

         "Investor Fixed Allocation Percentage"--for each payment date and class of notes is (i) on any date on which the related Allocated Transferor Interest is less than the related Required Transferor Subordinated Amount,

100%, and (ii) on any date on which the related Allocated Transferor Interest equals or exceeds the related Required Transferor Subordinated Amount, [__.__]%.

         "Investor Floating Allocation Percentage"--for each payment date and class of notes is the lesser of 100% and a fraction, the numerator of which is the aggregate outstanding note principal balance of that class of notes immediately before to that payment date and the denominator is the related Loan Group Balance for the previous payment date plus the amount of funds in the related Additional Loan Account.

         "Investor Interest Collections"--for each payment date and loan group is the sum of (i) the product of (a) the interest collections on the mortgage loans in that loan group during the related Collection Period, and (b) the applicable Investor Floating Allocation Percentage for the related class of notes for the payment date, and (ii) the deposits by the Master Servicer pursuant to Section [3.03] of the sale and servicing agreement.

         "Investor Loss Amount"--for each payment date and a class of the notes is the product of the Investor Floating Allocation Percentage for that class of the notes, and the aggregate Liquidation Loss Amount for the related loan group for the payment date.

         "Investor Loss Reduction Amount"--for each payment date and class of notes is the portion of the Investor Loss Amount for that class for all prior payment dates that has not been previously accounted for by

     o paying down the principal balance of the related class of notes on a payment date (A) pursuant to items (4), (5), (6), or (9) under "Description of the Notes--Application of Investor Interest Collections," (B) from related or unrelated Subordinated Transferor Collections, or (C) pursuant to a draw on the Policy,

     o    reducing the related or unrelated Allocated Transferor Interest, or

     o increasing the related Adjusted Loan Group Balance by increasing the related Loss Utilization Amount.

         "Investor Principal Collections"--see "Description of Notes--Payments on the Notes--Application of Principal Collections."

         "Liquidated Mortgage Loan"--for each payment date is any mortgage loan in respect of which the master servicer has determined, based on the servicing procedures specified in the sale and servicing agreement, as of the end of the preceding Collection Period, that all liquidation proceeds that it expects to recover in the disposition of the mortgage loan or the related mortgaged property have been recovered.

         "Liquidation Loss Amount"--for each Liquidated Mortgage Loan is its unrecovered principal balance at the end of the Collection Period in which the mortgage loan became a Liquidated Mortgage Loan, after giving effect to its net liquidation proceeds.

         "Loan Group Balance"--for each payment date and loan group is the aggregate of the principal balances of the mortgage loans in that loan group as of the end of the related Collection Period. The principal balance of a mortgage loan (other than a Liquidated Mortgage Loan) on any day is equal to its cut-off date principal balance, plus any Additional Balances for the mortgage loan minus all collections credited against the principal balance of the mortgage loan in accordance with the related credit line agreement before that day. The principal balance of a Liquidated Mortgage Loan after final recovery of related liquidation proceeds is zero.

         "Loan Pool Balance"--means the aggregate of the Loan Group Balances of both loan groups.

         "Loss Utilization Amount" --for any payment date is

     o for loan group [1], the lesser of the overcollateralization shortfall for loan group [1] and the available overcollateralization amount for loan group [2].

     o for loan group [2], the lesser of the overcollateralization shortfall for loan group [2] and the available overcollateralization amount for loan group [1].

         The overcollateralization shortfall for loan group [1] is the excess of the outstanding principal balance of the Class [1-A] Notes for that payment date after giving effect to the payment of all amounts actually paid on the Class [1-A] Notes on that payment date (from sources other than the policy) over the related Loan Group Balance for that payment date.

         The available overcollateralization amount for loan group [2] is the lesser of

     o the excess of the Loan Group Balance of loan group [2] for that payment date over the outstanding principal balance of the Class 2-A Notes after giving effect to the payment of all amounts actually paid on the Class [2-A] Notes on that payment date (from sources other than the policy) and

     o the Group [2] Required Transferor Subordinated Amount for that payment date.

         The overcollateralization shortfall for loan group [2] is the excess of the outstanding principal balance of the Class [2-A] Notes for that payment date after giving effect to the payment of all amounts actually paid on the Class [2-A] Notes on that payment date (from sources other than the policy) over the related Loan Group Balance for that payment date.

         The available overcollateralization amount for loan group [1] is the lesser of

     o the excess of the Loan Group Balance of loan group [1] for that payment date over the outstanding principal balance of the Class [1-A] Notes after giving effect to the payment of all amounts actually paid on the Class [1-A] Notes on that payment date (from sources other than the policy) and

     o the Group [1] Required Transferor Subordinated Amount for that payment date.

         "Net Draws"--means for a loan group and a payment date, the aggregate amount of advances of funds made to purchase Additional Balances with respect to such loan group minus the aggregate amount of principal collections on the mortgage loans in such loan group minus any Liquidation Loss Amount allocated thereto.

         "OC Deficiency Amount"--for each loan group and each payment date means the excess of

     o    the Subordination Requirement for the payment date, over

     o an amount equal to the related Loan Group Balance for the payment date (and any amounts otherwise payable on the transferor interest but retained in the payment account) minus the outstanding principal balance of the related class of notes on the payment date (after giving effect to the payment of all amounts actually paid on the notes on that payment date).

         "Required Amount"--see "Limited Subordination of Transferor Interest" under "Description of the Notes."

         "Required Transferor Subordinated Amount"--for each loan group and each payment date means the sum of the Subordination Requirement for that loan group on that payment date and the OC Deficiency Amount for the unrelated loan group on that payment date. The Required Transferor Subordinated Amount related to loan group [1] and loan group [2] is sometimes referred to as "Group [1] Required Transferor Subordinated Amount" and "Group [2] Required Transferor Subordinated Amount," respectively.

         ["Subordination Requirement"--for each loan group and each payment date, initially means

     (1) _____% of the initial note principal balance of the related class of notes, plus

     (2) the excess of ____% of the aggregate principal balances of the mortgage loans in the loan group that are 180 or more days delinquent in payment of principal or interest as of the last day of the related Collection Period (including mortgage loans that are in foreclosure or are REO or subject to bankruptcy proceedings) over _____% of the amount specified in clause (1).

         The Insurance Agreement provides that the Subordination Requirement may decrease or "step down" over time and that it may not decrease below certain minimum amounts. ]

         "Transferor Interest"--for any date is the aggregate of the Allocated Transferor Interests on that date.

         "Unpaid Investor Interest Shortfall" for each payment date and each class of notes means the aggregate amount of the accrued interest on that class of notes for a prior payment date that has not been paid to the holders of that class of related notes.

Payments on the Notes

         Beginning with the first payment date, payments on the notes will be made by the indenture trustee or a paying agent on each payment date to the persons in whose names the notes are registered at the Record Date. The record date for book-entry notes is the close of business on the day before each payment date. The record date for physical notes is the close of business on the last day of the month preceding each payment date. The term "payment date" means the fifteenth day of each calendar month or, if the [fifteenth] day of the month is not a business day, then the next business day after the [fifteenth] day of the month. Generally, payments on the notes will be made by check or money order mailed to the address of the person entitled to it (which, in the case of book-entry notes, will be DTC or its nominee) as it appears on the note register on the record date. At the request of a noteholder owning at least $[1,000,000] principal amount of notes payments will be made by wire transfer or as otherwise agreed between the noteholder and the indenture trustee. However, the final payment on the notes upon redemption will be made only on their presentation and surrender at the office or the agency of the indenture trustee specified in the notice to noteholders of the final payment. A "business day" is any day other than a Saturday or Sunday or a day on which banking institutions in the states of New York, California, or Illinois are required or authorized by law to be closed.

         Application of Investor Interest Collections. On each payment date, the indenture trustee or a paying agent will apply the Investor Interest Collections for each loan group in the following order of priority:

     (1) to pay the Note Insurer for the portion of the premium for the Policy related to that loan group;

     (2) to pay holders of the related class of notes their Aggregate Investor Interest;

     (3) to pay holders of the related class of notes the related Investor Loss Amount for the payment date;

     (4) to pay to the holders of the related class of notes, any Investor Loss Reduction Amount;

     (5) to pay the holders of the related class of notes an amount that is required to reduce any Loss Utilization Amount for the related loan group to zero;

     (6) to pay holders of the unrelated class of notes any amount described in item (3) above that remains unpaid after taking into account payments of Investor Interest Collections to that class of notes from the related loan group;

     (7) to reimburse the Note Insurer for prior draws made from the Policy for the related class of notes (with interest on the draws);

     (8) to pay holders of the related class of notes the related Accelerated Principal Payment Amount;

     (9) to pay holders of the unrelated class of notes any amount described in items (3) and (4) above that remains unpaid on the payment date, after taking into account the allocation of the Investor Interest

          Collections related to the unrelated class of notes on the payment date;

     (10) to pay any other amounts owed to the Note Insurer with respect to the related loan group pursuant to the Insurance Agreement;

     (11) to pay the master servicer amounts required to be paid pursuant to the sale and servicing agreement, to the extent not already paid;

     (12) to reimburse the Note Insurer for prior draws made from the Policy for the unrelated class of notes (with interest on the draws) and to pay any other amounts owed to the Note Insurer with respect to the unrelated loan group pursuant to the Insurance Agreement;

     (13) to pay the holders of the related class of notes any Basis Risk Carryforward; and

     (14) the remaining amounts to the holder of the transferor interest in respect of the related Allocated Transferor Interest.

         Payments to noteholders pursuant to clauses (2), (5), and (12) will be interest payments on the applicable class of notes. Payments to noteholders pursuant to clauses (3), (4), (7), and (8) will be principal payments on the applicable class of notes and will therefore reduce the related outstanding principal balance. The amount of one loan group's Investor Interest Collections that is paid with respect to the other loan group on the payment date pursuant to clauses (5) or (8) is a "Crossover Amount." The Accelerated Principal Payment Amount and any Basis Risk Carryforward for each loan group are not guaranteed by the Policy.

         Interest will be paid on each payment date at the applicable note rate for the related Interest Period. The note rate for a payment date and a class of notes will be a per annum rate equal to the least of:

     (a)  the sum of

          o for any payment date after the first payment date, the London Interbank offered rate for one-month United States dollar deposits ("LIBOR") and for the first payment date, the interpolated one-month and two-month LIBOR, plus

          o    the margin for that class of the notes,

     (b) a per annum rate (the "Weighted Average Net Loan Rate") equal to the weighted average of the loan rates of the mortgage loans in the related loan group (weighted on the basis of the daily average balance of each mortgage loan in that loan group during the related billing cycle before the Collection Period relating to the payment date) net of

          o    the servicing fee rate,

          o the rate at which the premium payable to the Note Insurer is calculated, and

          o commencing with the payment date in __________ 200_, _____% per annum, and

     (c)  [16.00]%.

         The "Basis Risk Carryforward" for either class of notes and any payment date will equal the sum of

         (x) the excess of

               o the amount of interest that would have accrued on that class of notes during the Interest Period had interest been determined pursuant to clause (a) above (but not at a rate in excess of [16.00]% per annum) over

               o the interest actually accrued on that class of notes during the Interest Period,

         (y) any Basis Risk Carryforward for that class of notes remaining unpaid from prior payment dates, and

         (z) interest on the amount in clause (y) at the applicable note rate (without regard to clause (b) of the definition of note rate).

         Basis Risk Carryforward will be paid on subsequent payment dates to the extent funds from the related loan group are available therefor.

         The margin for the Class [1-A] Notes and Class [1-A] Notes will be ______% per annum.

         Interest on each class of notes for any payment date will accrue from the preceding payment date (or, in the case of the first payment date, from the closing date) through the day preceding the payment date (each period, an "Interest Period") on the basis of the actual number of days in the Interest Period and a 360-day year. Interest for each payment date will accrue on the related outstanding principal balance immediately before that payment date.

         Calculation of the LIBOR Rate. On each reset date, the indenture trustee shall determine LIBOR for the Interest Period commencing on the related payment date. The reset date for each Interest Period is the second LIBOR business day before the payment date. LIBOR for the first Interest Period will be determined on the second LIBOR business day before the closing date. As the first Interest Period will be more than one month but less than two months in duration, LIBOR for the first Interest Period will be determined by the method described below but based on interpolation by reference to the one month rate and the two month rate. LIBOR will equal the rate for United States dollar deposits for one month that appears on the Moneyline Telerate Screen Page 3750 as of 11:00 A.M., London time, on the reset date for an Interest Period. Moneyline Telerate Screen Page 3750 means the display designated as page 3750 on the Moneyline Telerate Service (or any page replacing page 3750 on that service for the purpose of displaying London interbank offered rates of major banks). If such rate does not appear on Moneyline Telerate Screen Page 3750 (or if that service is no longer offered, another service for displaying LIBOR or comparable rates selected by the depositor after consultation with the indenture trustee and with the Note Insurer), the rate will be the reference bank rate. The reference bank rate will be determined on the basis of the rates at which deposits in United States dollars are offered by the reference banks as of 11:00 A.M., London time, on the reset date for the Interest Period to prime banks in the London interbank market for a period of one month in amounts approximately equal to the principal amount of the notes then outstanding. The reference banks will be three major banks that are engaged in transactions in the London interbank market selected by the depositor after consultation with the indenture trustee and with the note insurer. The indenture trustee will request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two such quotations are provided, the rate will be the arithmetic mean of the quotations. If on the reset date fewer than two quotations are provided as requested, the rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the depositor after consultation with the indenture trustee and with the consent of the Note Insurer, as of 11:00 A.M., New York time, on the reset date for loans in United States dollars to leading European banks for a period of one month in amounts approximately equal to the principal amount of the notes then outstanding. If no such quotations can be obtained, the rate will be LIBOR for the preceding Interest Period. LIBOR business day means any day other than a Saturday or a Sunday or a day on which banking institutions in the State of New York or in the city of London, England are required or authorized by law to be closed.

         Transferor Collections. Collections allocable to the Allocated Transferor Interest related to a loan group will be paid to the holder of the transferor interest only to the extent that the payment will not reduce the Allocated Transferor Interest of the related class of notes as of the related payment date below the Required Transferor Subordinated Amount for that loan group. Amounts not paid to the transferor because of this limitation will be retained in the payment account until that Allocated Transferor Interest exceeds the related Required Transferor Subordinated Amount, at which time the excess shall be released to the holder of the transferor interest. Any of these amounts related to a loan group in the payment account at the start of the Rapid Amortization Period will be paid to the holders of the related class of notes as a reduction of the related Note Principal Balance.

         Application of Principal Collections. The period beginning on the closing date and, unless a Rapid Amortization Event shall have earlier occurred, through and including the payment date in _____ 20__ is the

"Managed Amortization Period." The amount of principal collections payable to a class of notes for each payment date during the Managed Amortization Period will equal, to the extent funds are available therefor, the lesser of

     o the excess of the amount of principal collections on the mortgage loans in the related loan group for the payment date over the aggregate of Additional Balances created on the related mortgage loans during the Collection Period and

     o the amount required to pay that class of notes until the related Allocated Transferor Interest at least equals the related Required Transferor Subordinated Amount,

plus, on the first payment date after the Funding Period, any amount on deposit in the related Additional Loan Account.

         Beginning with the first payment date following the end of the Managed Amortization Period (the "Rapid Amortization Period"), the amount of principal collections on the mortgage loans in a loan group payable to the related class of notes on each payment date, will equal the amount required to pay that class of notes until the related Allocated Transferor Interest at least equals the related Required Transferor Subordinated Amount. However, after the occurrence of a Rapid Amortization Event, all principal collection for a loan group will be applied to pay principal on the related class of notes and the holders of the transferor interest will not be entitled to distribution of principal. The aggregate payments of principal to the holders of a class of notes will not exceed the initial principal balance of that class.

         If on any payment date the Allocated Transferor Interest with respect to a loan group exceeds the Required Transferor Subordinated Amount for that loan group, the Scheduled Principal Collections Payment Amount for that loan group on the payment date will be reduced by the "Excess Overcollateralization Amount" which, for that loan group, is the lesser of the excess of (i) the Allocated Transferor Interest over (ii) the related Required Transferor Subordinated Amount for the payment date, and the related Scheduled Principal Collections Payment Amount for the payment date before the reduction for Excess Overcollateralization Amount.

         The Excess Overcollateralization Amount will be paid to the transferor on each applicable payment date to the extent of principal collections that otherwise would have been applied to reduce the principal balance of the notes.

         After the occurrence of a Rapid Amortization Event, payments of principal collections from the mortgage loans in a loan group may result in payments of principal to that class of notes in amounts that are greater relative to the declining balance of the mortgage loans in the related loan group than would be the case if the applicable Investor Floating Allocation Percentage were used to determine the percentage of principal collections paid to those noteholders.

         In addition, to the extent of funds from a loan group available therefor (including funds available under the Policy), on the payment date in __________ 20__, noteholders will be entitled to receive as a payment of principal an amount equal to the outstanding Principal Balance for their class.

         The actual final payment date with respect to each class of these notes could occur significantly earlier than the final payment date specified above because:

               o repayment of the mortgage loans are likely will be applied to the payment of the related Note Principal Balance thereof (subject to the application of principal collections to purchase Additional Balances and to pay the Net Draw Principal Payment as described above), and

               o The master servicer, with the consent of the note insurer, may elect to purchase all of the mortgage loans then held by the issuing entity on any payment date on or after which the aggregate principal balance of [both] classes of notes is less than or equal to [10]% of the aggregate original principal balance of [both] classes of notes.

         The Paying Agent. The paying agent initially will be the indenture trustee. The paying agent shall have the revocable power to withdraw funds from the payment account for the purpose of making payments to the noteholders.

Limited Subordination of Transferor Interest

         If Investor Interest Collections for a loan group and any Crossover Amount paid to that loan group on any payment date are insufficient to pay on that payment date (i) the premium on the Policy, (ii) accrued interest due and any overdue accrued interest (with interest on overdue interest to the extent permitted by applicable law) on the related class of notes, and (iii) the related Investor Loss Amount, the related Investor Loss Reduction Amount and any amount required to reduce the related Loss Utilization Amount to zero (the insufficiency being the "Required Amount"), then the interest collections and principal collections from the related mortgage loans allocable to the related Allocated Transferor Interest (but not in excess of the related Available Transferor Subordinated Amount) (the "Subordinated Transferor Collections") will be applied to cover the related Required Amount.

         If the Required Amount related to a loan group remains unpaid after the application of the related Subordinated Transferor Collections, then any remaining Subordinated Transferor Collections for the unrelated loan group (after application to the unrelated class of notes) will be applied to pay such unpaid Required Amount.

         The portion of the Required Amount in respect of Investor Loss Amounts and Investor Loss Reduction Amounts not covered by the Subordinated Transferor Collections from either loan group will be allocated to reduce the Allocated Transferor Interest of the related loan group, thereby reducing that Allocated Transferor Interest (up to the remaining related Available Transferor Subordinated Amount and not in excess of the related Investor Loss Amounts and Investor Loss Reduction Amounts).

         The portion of the Required Amount in respect of Investor Loss Amounts and Investor Loss Reduction Amounts not covered by the reduction of the related Allocated Transferor Interest will be allocated to reduce the Allocated Transferor Interest of the unrelated loan group, thereby reducing that Allocated Transferor Interest (up to the remaining Available Transferor Subordinated Amount of the other loan group and not in excess of the related Investor Loss Amounts and Investor Loss Reduction Amounts).

         Subject to the terms of the Policy, if the Investor Interest Collections for a loan group and the amount of Subordinated Transferor Collections for a loan group together with the Crossover Amount from the other loan group and any portion of the Subordinated Transferor Collections from the unrelated loan group that have been so applied to cover the related Required Amount are together insufficient to pay the amounts in item (ii) of the definition of Required Amount, then a draw will be made on the Policy to cover the amount of the shortfall. In addition, subject to the terms of the Policy, on any payment date a draw may be made on the Policy for the Guaranteed Principal Payment Amount. See "Description of the Notes--The Policy."

The Policy

         [o]

Excess Interest

         The indenture trustee will apply certain interest collections on the mortgage loans as payments of principal on the notes to cover losses that would otherwise be allocated to the notes.

Overcollateralization

         The mortgage loans are expected to generate more interest than is needed to pay monthly interest on the notes. Beginning on the payment date in _______ 200_, such "excess interest" from a loan group will be used to make additional principal payments on the related class of notes to reduce the aggregate principal balance of that class of notes below the aggregate principal balance of the mortgage loans in the related loan group, thereby creating "overcollateralization." Overcollateralization is intended to provide limited protection to noteholders by absorbing the noteholders' share of losses from liquidated mortgage loans. On the closing date, the overcollateralization is expected to be approximately zero.



                         Description of the Indenture

         The payment provisions in the indenture are described under "Description of the Notes--Payment on the Notes" above. The following is a description of the other material provisions of the indenture. Wherever particular defined terms of the indenture are referenced, the defined terms are incorporated in this prospectus supplement by this reference. We will file a final copy of the indenture after the issuing entity issues the notes.

Rapid Amortization Events

         The Managed Amortization Period will continue through and include the payment date in ____ 20__, unless a Rapid Amortization Event occurs before then. "Rapid Amortization Event" refers to any of the following events:

         (a) the failure of the sponsor or the master servicer

                  o to make a payment or deposit required under the sale and servicing agreement within three business days after the date the payment or deposit must be made,

                  o to cause the depositor to observe or perform in any material respect certain covenants of the depositor in the sale and servicing agreement, or

                  o to observe or perform in any material respect any other covenants of the sponsor in the sale and servicing agreement, which failure materially and adversely affects the interests of the noteholders or the Note Insurer and, with certain exceptions, continues unremedied for a period of 60 days after written notice;

         (b) any representation or warranty made by the sponsor or the depositor in the sale and servicing agreement proves to have been incorrect in any material respect when made and continues to be incorrect in any material respect for a period of 60 days after written notice and as a result of which the interests of the noteholders or the Note Insurer are materially and adversely affected; except that a Rapid Amortization Event will not occur if the sponsor has purchased or made a substitution for the related mortgage loan or mortgage loans if applicable during the period (or within an additional 60 days with the consent of the indenture trustee) in accordance with the provisions of the sale and servicing agreement;

         (c) the occurrence of certain events of bankruptcy, insolvency, or receivership relating to the transferor or the depositor;

         (d) the issuing entity becomes subject to regulation by the Securities and Exchange Commission as an investment company within the meaning of the Investment Company Act of 1940;

         (e) the aggregate of all draws under the Policy incurred during the Managed Amortization Period exceeds [_.__]% of the Aggregate Original Note Principal Balance.; or

         (f) the occurrence and continuation of an Event of Servicing Termination (See "Description of the Sale and Servicing Agreement--Events of Servicing Termination").

         If any event described in clause (a), (b), or (f) occurs, a Rapid Amortization Event will occur only if, after the applicable grace period, the indenture trustee (with the consent of the Note Insurer), the Note Insurer, or the noteholders holding notes evidencing more than 51% of the Voting Rights (with the consent of the Note Insurer), by written notice to the holder of the transferor interest, the depositor and the master servicer (and to the indenture trustee, if given by the Note Insurer, or the noteholders) declare that a Rapid Amortization Event has occurred. If any event described in clause
(c), (d), or (e) occurs, a Rapid Amortization Event will occur without any notice or other action on the part of the indenture trustee, the Note Insurer or the noteholders immediately on the occurrence of the event.

         Notwithstanding the foregoing, if a conservator, receiver, or trustee-in-bankruptcy is appointed for the transferor and no Rapid Amortization Event exists other than the conservatorship, receivership, or insolvency of the transferor, the conservator, receiver, or trustee-in-bankruptcy may have the power to prevent the commencement of the Rapid Amortization Period.

         Pursuant to the indenture and the sale and servicing agreement, unless a Note Insurer default exists, the Note Insurer will be treated as a noteholder for all purposes other than certain types of amendments, will be entitled to exercise all rights of the noteholders under the indenture without the consent of the noteholders other than consents to certain types of amendments, and the noteholders may exercise their rights under the indenture only with the written consent of the Note Insurer. In addition, the Note Insurer will have certain additional rights as a third party beneficiary to the sale and servicing agreement and the indenture. The indenture provides that in certain circumstances described in the indenture the depositor may substitute a new surety bond for the existing Policy if the replacement meets the requirements of the indenture, including that the rating of the notes would be an improvement over their then current rating.

Reports to Noteholders

         Concurrently with each payment to the noteholders, the master servicer will forward to the indenture trustee who will make available via its internet website to each noteholder a statement setting forth among other items:

         1. the Investor Floating Allocation Percentage for each class of notes for the preceding Collection Period;

         2. the amount being paid to each class of notes for that payment date;

         3. the amount of interest included in the payment for each class of notes and the related note rate;

         4. the amount of overdue accrued interest for each class of notes included in the payment (and the amount of interest or overdue interest to the extent permitted by applicable law);

         5. the amount of the remaining overdue accrued interest for each class of notes after giving effect to the payment;

         6. the amount of principal included in the payment for each class of notes;

         7. the amount of the reimbursement of previous Investor Loss Amount included in the payment for each class of notes;

         8. the amount of Basis Risk Carryforward paid for each class of notes and the amount of Basis Risk Carryforward accrued on that payment date for each class of notes;

         9. the amount of the aggregate unreimbursed Investor Loss Amounts for each loan group after giving effect to the payments on the notes on that payment date for the related class of notes;

         10.   the servicing fee for the payment date;

         11. the Note Principal Balance and the pool factor for each class of notes, each after giving effect to the payment;

         12. each Loan Group Balance as of the end of the preceding Collection Period;

         13. the number and aggregate principal balances of the mortgage loans in each loan group as to which the minimum monthly payment is delinquent (exclusive of foreclosures, bankruptcies, and REOs) for 30-59 days, 60-89 days, and 90 or more days, respectively, as of the end of the preceding Collection Period;

         14. with respect to the mortgage loans in each loan group the book value of any real estate that is acquired by the trust estate through foreclosure or bankruptcy or grant of deed in lieu of foreclosure;

         15.   the amount of any draws on the Policy for each loan group;

         16. with respect to the first payment date, the number and aggregate balance of any mortgage loans in either loan group for which certain documents as provided in the sale and servicing agreement were not delivered to the custodian within 30 days after the closing date;

         17.   the Adjusted Loan Group Balance of each loan group; and

         18.   the OC Deficiency Amount of each loan group.

         The amounts in clauses 3, 4, 5, 6, 7, and 8 above will be expressed as a dollar amount per $[1,000] increment of notes.

         The indenture trustee may also, at its option, make available to noteholders any additional files containing the same information in an alternative format.

         If the statement is not accessible on the indenture trustee's internet website, the indenture trustee will forward a hard copy of it to each noteholder, the master servicer, the Note Insurer, and the Rating Agencies immediately after the indenture trustee becomes aware that it is not accessible by any of them via its internet website. Assistance in using the indenture trustee's internet website may be obtained by calling the indenture trustee's customer service desk at (877) 722-1095. The indenture trustee will notify each of the above in writing of any change in the address or means of access to the internet website where the statement is accessible.

         Within 60 days after the end of each calendar year, the master servicer will forward to the indenture trustee a statement containing the information in clauses 3 and 6 above aggregated for the calendar year.

Events of Default Under the Indenture

         Events of default under the indenture include:

     o a default in the payment of any principal or interest on any class of notes when it becomes due and continuance of the default for five days;

     o failure by the issuing entity to perform in any material respect any of its obligations under the indenture (other than a covenant covered in the preceding bullet point) or the breach of a representation or warranty of the issuing entity under the indenture, that continues unremedied for sixty days after notice of it is given; and

     o certain events of bankruptcy, insolvency, receivership, or liquidation of the issuing entity.

         With respect to any failure by the issuing entity to perform in any material respect its obligations under the indenture as described in the second bullet above, the issuing entity is required to deliver to the indenture trustee and the Note Insurer, within five days after its occurrence, notice of any event that is, or with notice or lapse of time or both would become an event of default, its status, and what action the issuing entity is taking or proposes to take with respect to the event.

Voting Rights

         Noteholders will be allocated voting rights (the "Voting Rights") in proportion to their respective outstanding principal amounts.

Remedies on Event of Default Under the Indenture

         If an event of default under the indenture has occurred and is continuing either the indenture trustee or noteholders representing not less than 51% of the Voting Rights (in either case with the consent of the Note Insurer) or the Note Insurer may declare the unpaid principal amount of the notes together with accrued interest through the date of acceleration payable immediately, by a notice in writing to the issuing entity (and to the indenture trustee if given by noteholders). A declaration of acceleration may be rescinded by noteholders representing not less than 51% of the Voting Rights with the consent of the Note Insurer. Although a declaration of acceleration has occurred, the noteholders representing not less than 51% of the Voting Rights may with the consent of the Note Insurer or the Note Insurer, by notice to the issuing entity and the indenture trustee, elect not to liquidate the assets of the issuing entity if the assets are generating sufficient cash to pay interest and principal as it becomes due without taking into account the declaration of acceleration.

         The indenture trustee may not sell or otherwise liquidate the assets of the issuing entity following an event of default unless

     o the holders of 100% of the Voting Rights and the Note Insurer consent to the sale, or

     o the proceeds of the sale or liquidation are sufficient to pay all amounts due to the noteholders and the Note Insurer, or

     o the indenture trustee determines that the trust fund would not be sufficient on an ongoing basis to make all payments on the notes as they become due and the indenture trustee obtains the consent of a majority of the Voting Rights and the Note Insurer.

         No noteholder may institute any proceeding with respect to the indenture unless the Note Insurer has consented in writing to the institution of the proceeding and the noteholders has previously notified the indenture trustee of a continuing event of default and unless noteholders representing not less than 51% of the Voting Rights have requested the indenture trustee to institute the proceeding and have offered the indenture trustee reasonable indemnity, and the indenture trustee for 60 days has failed to institute the proceeding.

Certain Matters Regarding the Indenture Trustee

         The indenture trustee will not be liable for any error of judgment made in good faith by its responsible officers unless it is proved that the indenture trustee was negligent in ascertaining the pertinent facts. The indenture trustee will not be liable for any action it takes or omits to take in good faith in accordance with the direction of the Note Insurer or the direction received by it from noteholders representing not less than 51% of the Voting Rights relating to the method and place of conducting any proceeding for any remedy available to the indenture trustee with respect to the notes or exercising any right conferred on the indenture trustee under the indenture or the sale and servicing agreement. However, the indenture trustee generally may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct.

         The indenture trustee and any of its affiliates may hold notes in their own names or as pledgees. To meet the legal requirements of certain jurisdictions, the indenture trustee and the issuing entity jointly may appoint co-trustees or separate trustees approved by the master servicer and the Note Insurer of any part of the trust fund under the indenture. All rights and obligations conferred or imposed on the indenture trustee by the indenture will be conferred or imposed on any separate trustee or co-trustee. In any jurisdiction in which the indenture trustee is unable to perform certain acts, the separate trustee or co-trustee will perform the acts solely at the direction of the indenture trustee.

Duties of the Indenture Trustee

         The indenture trustee will make no representations about the validity or sufficiency of the indenture, the notes (other than their execution and authentication) or of any mortgage loans or related documents, and will not be accountable for the use or application by the depositor or the master servicer of any funds paid to the depositor or the master servicer on the mortgage loans, or the use or investment of any monies by the master servicer before and after being deposited into a collection account. So long as no event of default under the indenture has occurred and is continuing, the indenture trustee will be required to perform only those duties specifically required of it under the indenture and the sale and servicing agreement. Generally, those duties will be limited to the receipt of the various certificates, reports or other instruments required to be furnished to the indenture trustee under the indenture, in which case it will only be required to examine them to determine whether they conform on their face to the requirements of the indenture and the sale and servicing agreement. The indenture trustee will not be charged with knowledge of the occurrence of any occurrence that, with notice or lapse of time or both, would become an event of default under the indenture, a Rapid Amortization Event or a failure by the master servicer to perform its duties under the sale and servicing agreement unless a responsible officer of the indenture trustee has actual knowledge thereof.

Amendment

         The indenture provides that, without the consent of any noteholder but with the consent of the Note Insurer and notice to each Rating Agency, the issuing entity and the indenture trustee may enter into one or more supplemental indentures, in form satisfactory to the indenture trustee, for any of the following purposes:

     o to correct or amplify the description of any property at any time subject to the lien of the indenture, or to confirm to the indenture trustee any property subject or required to be subjected to the lien of the indenture, or to subject additional property to the lien of the indenture;

     o to evidence the succession of another person to the issuing entity pursuant to the indenture and the assumption by the successor of the covenants of the issuing entity under the indenture and the notes;

     o to add to the covenants of the issuing entity for the benefit of the noteholders or the Note Insurer, or to surrender any right of the issuing entity in the indenture;

     o to convey, transfer, assign, mortgage, or pledge any property to the indenture trustee;

     o    to cure any ambiguity or mistake;

     o to correct or supplement any provision in the indenture or in any supplemental indenture that may be inconsistent with any other provision in the indenture or in any supplemental indenture or other transaction documents;

     o    to conform the indenture to this prospectus supplement;

     o to modify, eliminate, or add to the provisions of the indenture as required by any rating agency to maintain or improve any rating of the notes; to comply with any requirement imposed by the Code; or to comply with any rules or regulations of the SEC;

     o to provide for the acceptance of the appointment of a successor trustee under the indenture and to add to or change any of the provisions of the indenture necessary to facilitate the administration of its trusts by more than one trustee; or

     o to modify, eliminate, or add to the provisions of the indenture to the extent necessary to effect the qualification of the indenture under the Trust Indenture Act of 1939, as amended (the "TIA") or under any similar federal statute enacted after the date of the indenture and to add to the indenture other provisions required by the TIA.

         The indenture also provides that without the consent of any noteholder but with the consent of the Note Insurer, and provided that each Rating Agency has been given 10 days notice and has notified the issuing entity that the action will not result in a reduction or withdrawal of its then current rating of the notes, the indenture trustee and the issuing entity may enter into a supplemental indenture to change in any manner the indenture or modify in any manner the rights of the noteholders or the Note Insurer under the indenture that does not adversely affect in any material respect the interest of any noteholder, except that, without the consent of each noteholder affected thereby and without the consent of the Note Insurer no supplemental indenture pursuant to this provision may:

     o change the date of payment of any installment of principal of or interest on any Offered Note, or reduce its principal amount, its interest rate, or its redemption price, or change any place of payment where, or the coin or currency in which, any note or its interest is payable, or impair the right to institute suit for the enforcement of the provisions of the indenture requiring the application of funds available therefor to the payment of any such amount due on the notes on or after the respective dates they become due (or in the case of redemption, after the redemption date);

     o reduce the percentage of the outstanding principal balances of the notes the consent of the holders of which is required for any supplemental indenture, or the consent of the holders of which is required for any waiver of compliance with provisions of the indenture or defaults under the indenture and their consequences or to direct the liquidation of the trust fund;

     o modify any provision of the amendment provisions of the indenture except to increase any percentage specified in the indenture or to provide that certain additional provisions of the indenture or the transaction documents cannot be modified or waived without the consent of each noteholder affected thereby;

     o modify any of the provisions of the indenture in such manner as to affect the calculation of the amount of any payment of interest due on any notes or principal due on any notes on any payment date or affect the rights of the noteholders to the benefit of any provisions for the mandatory redemption of the notes in the indenture; or

     o permit the creation of any lien ranking before or on a parity with the lien of the indenture on any part of the trust fund (except any change in any mortgage's lien status in accordance with the sale and servicing agreement) or, except as otherwise permitted or contemplated in the indenture, terminate the lien of the indenture on any property at any time subject thereto or deprive any noteholder of the security provided by the lien of the indenture.

         No supplemental indentures will be entered into unless the indenture trustee shall have first received an opinion of counsel, which opinion shall not be an expense of the indenture trustee or the issuing entity, to the effect that entering into the supplemental indenture is permitted under the transaction documents and will not have any material adverse effect tax consequences to the noteholders.

Satisfaction and Discharge of the Indenture

         The indenture will cease to be of further effect (except for certain exceptions specified in the indenture) and the indenture trustee, on demand of and at the expense of the issuing entity, will execute proper instruments acknowledging satisfaction and discharge of the indenture, when:

     1.   either:

          (A) all notes previously authenticated and delivered have been delivered to the indenture trustee for cancellation (other than notes that have been destroyed, lost, stolen, replaced, or paid as provided in the indenture and notes for whose payment money has been deposited in trust or segregated and held in trust by the indenture trustee and later repaid to the issuing entity or discharged from the trust fund as provided in the indenture); or

          (B) all notes not previously delivered to the indenture trustee for cancellation have become payable, will become payable at their scheduled maturity date within one year, or are to be called for redemption within one year under arrangements satisfactory to the indenture trustee for the giving of notice of redemption by the indenture trustee in the name, and at the expense, of the issuing entity, and the issuing entity has irrevocably deposited with the indenture trustee sufficient cash or direct obligations of or obligations guaranteed by the United States (which will mature before the date the amounts are payable), in trust for these purposes;

     2. the issuing entity has paid all other sums payable under the indenture by the issuing entity; and

     3. the issuing entity has delivered to the indenture trustee an officer's certificate, a counsel's opinion, and (if required by the TIA, the indenture trustee or the Note Insurer) and independent accountant's certificate each stating that all conditions precedent provided for in the indenture relating to the satisfaction and discharge of the indenture have been complied with.

Redemption of the notes

         With the consent of the Note Insurer and the master servicer holder of the transferor interest may purchase all the mortgage loans then included in the trust estate on any payment date on or after which the aggregate outstanding principal balance of [both] classes of notes is less than or equal to [10]% of the initial principal balance of both classes of notes. That purchase will result in the redemption of [both] classes of notes in whole. The redemption price for each class of notes will be the related outstanding principal balance plus accrued interest on that class of notes through the day before the redemption date plus interest accrued on the aggregate Unpaid Investor Interest Shortfall related to that class of notes, to the extent legally permissible. No premium or penalty will be payable by the issuing entity in any redemption of the notes.

         Payment on the notes will only be made on presentation and surrender of the notes at the office or agency of the indenture trustee specified in the redemption notice. If all of the noteholders do not surrender their notes for final payment and cancellation by the redemption date, the indenture trustee will hold for the benefit of the noteholders and the issuing entity amounts representing the redemption price in the payment account not paid in redemption to noteholders.

The Indenture Trustee

         [The Indenture Trustee will be JPMorgan Chase Bank, National Association ("JPMorgan"), a national banking association organized under the laws of the United States and a wholly owned subsidiary of J.P. Morgan Chase & Co., a holding company with assets in excess of $1.2 trillion and operations in more than 50 countries. The operations include investment banking, financial services for consumers and businesses, financial transaction processing, asset and wealth management and private equity. JPMorgan acts as indenture trustee through its Worldwide Securities Services division of the Treasury & Securities Services line of business. JPMorgan Worldwide Securities Services offers a full range of trust and administrative services for prime and sub-prime asset-backed transactions from its office at 4 New York Plaza, 6th Floor, New York, NY 10004 and other offices worldwide.

         Asset classes for which JPMorgan Worldwide Securities Services serves as trustee include residential and commercial mortgages, credit cards, auto loans, equipment loans and leases, home equity loans, trade receivables, commercial leases, franchise loans, and student loans. As of December 31, 2005, JPMorgan Worldwide Securities

Services acted as trustee or paying agent for approximately 2,000 asset-backed securities transactions, including about 265 domestic home equity receivables securities transactions.

         Since 1990, JPMorgan Chase Bank, National Association or its predecessors have been responsible for calculating and making distributions to holders of asset-backed securities. As of December 31, 2005, JPMorgan Worldwide Securities Services performed such functions for approximately 800 asset-backed securities transactions, including about 134 domestic home equity receivables securities transactions.]

         The commercial bank or trust company serving as indenture trustee may own notes and have normal banking relationships with the master servicer, the transferor, the Note Insurer, and their affiliates.

         The compensation of the indenture trustee will be separately agreed to between the master servicer and the indenture trustee and, to the extent not paid otherwise, will be payable from proceeds received from the enforcement of the indenture after an event of default under the indenture has occurred or, if such fund are insufficient, by the master servicer. Except as describe in this paragraph,, the indenture trustee shall have no claim against the issuing entity or any of its assets (including the mortgage loans) for the payment of any of its fees and expenses. The indenture trustee is required to perform its duties under the transaction documents if its fees and expenses are not paid.

         The indenture trustee shall be a corporation organized and doing business under the laws of the United States or any State, authorized under those laws to exercise trust powers, and have a combined capital and surplus of at least $50,000,000. The indenture trustee will comply certain sections of the Trust Indenture Act of 1939 ("TIA") specified in the indenture. Whenever an indenture trustee ceases to meet these eligibility requirements, the indenture trustee will resign immediately in accordance with the indenture.

         The indenture trustee may resign at any time, in which event the issuing entity must appoint a successor indenture trustee with the consent of the transferor and the Note Insurer. The Note Insurer or noteholders representing not less than 51% of the Voting Rights (with the consent of the note insurer) may remove the indenture trustee at any time and the issuing entity shall then appoint a successor indenture trustee reasonably acceptable to the Note Insurer. The issuing entity (or the transferor if the issuing entity fails to do so) shall remove the indenture trustee and appoint a successor reasonably acceptable to the Note Insurer if the indenture trustee ceases to be eligible to continue as such under the indenture, if the indenture trustee becomes insolvent or if the indenture trustee otherwise becomes incapable of acting. Any resignation or removal of the indenture trustee and appointment of a successor indenture trustee will not become effective until acceptance of the appointment by the successor indenture trustee.

The Custodian

         [Treasury Bank, a division of Countrywide Bank, N.A. (formerly Treasury Bank, National Association) ("Treasury Bank"), a national banking association and an affiliate of the sponsor and master servicer, is the custodian and will hold the mortgage notes on behalf of the indenture trustee. Treasury Bank's principal place of business is 1199 N. Fairfax Street, Suite 500, Alexandria, Virginia 22314. Treasury Bank's document custody facility is located at 4100 E. Los Angeles Avenue, Simi Valley, California 93063.]

         Pursuant to the custodial agreement, the custodian will maintain continuous custody of the mortgage notes and the other documents included in the mortgage files related to the mortgage loans. The custodian will:

     o segregate the mortgage files from all other documents in the custodian's possession,

     o identify the mortgage files as being held, and hold the mortgage files, for the indenture trustee as secured party for the benefit of all present and future noteholders and the Note Insurer,

     o    maintain at all times a current inventory of the mortgage files, and

     o secure the mortgage files in fire resistant facilities and conduct periodic physical inspections of them in accordance with customary standards for custody of this type.

         The custodian will promptly report to the issuing entity and the indenture trustee any failure on its part to hold the mortgage files as provided in the custodial agreement and promptly take appropriate action to remedy the failure.

         The master servicer, the transferor, the Note Insurer, and their affiliates may maintain other banking relationships in the ordinary course of business with the custodian. The payment of the fees and expenses of the custodian is solely the obligation of the issuing entity.

         The custodial agreement contains provisions for the indemnification of the custodian for any loss, liability, or expense incurred without negligence, willful misconduct, or bad faith on its part, arising out of or in connection with the acceptance or administration of the custodial agreement.

         The custodian may resign immediately at any time by giving written notice thereof to the indenture trustee, master servicer, the transferor, and the Note Insurer. No resignation or removal of the custodian and no appointment of a successor custodian shall become effective until the acceptance of appointment by a successor custodian.

                Description of the Sale and Servicing Agreement

Assignment of Mortgage Loans

         At the time of issuance of the notes, the depositor will transfer to the issuing entity, the amounts to be deposited into the Additional Loan Accounts, if any, and all of its interest in each mortgage loan acquired on the closing date (including any Additional Balances arising in the future), related credit line agreements, mortgages, and certain other related documents (collectively, the "Related Documents"), including all collections received on each mortgage loan after the initial cut-off date (exclusive of payments of accrued interest due on or before the initial cut-off date). The owner trustee, concurrently with the transfer, will deliver the notes to the depositor and the transferor certificate to the transferor. Subsequent closings may occur for the purchase of Additional Home Equity Loans on dates specified by the depositor during the Funding Period. On those closing dates the depositor will transfer to the issuing entity all of its interest in the Additional Home Equity Loans being acquired by the issuing entity that day (including any Additional Balances arising in the future), the Related Documents, and all collections received on the Additional Home Equity Loans after the subsequent cut-off date. Each mortgage loan transferred to the issuing entity will be identified on a mortgage loan schedule delivered to the indenture trustee pursuant to the sale and servicing agreement. The mortgage loan schedule will include information as to the principal balance of each mortgage loan as of the initial cut-off date or subsequent cut-off date, as applicable, as well as information with respect to the loan rate.

         The sale and servicing agreement will require that Countrywide deliver to the depositor for delivery to the issuing entity, and the issuing entity will deliver to the custodian, the mortgage notes related to the mortgage loans endorsed in blank and the Related Documents

     o on the closing date, with respect to not less than [50]% of the initial mortgage loans in each loan group transferred to the issuing entity on the closing date;

     o not later than the twentieth day after the closing date, with respect to not less than an additional [40]% of the initial mortgage loans in each loan group transferred to the issuing entity on the closing date; and

     o not later than 30 days after the closing date, with respect to the remaining initial mortgage loans transferred to the issuing entity on the closing date.

     o on any subsequent transfer date, with respect to not less than [10]% of the Additional Home Equity Loans in each loan group transferred to the issuing entity on that subsequent transfer date; and

     o not later than the twentieth day after any subsequent transfer date, with respect to the remaining Additional Home Equity Loans in each loan group transferred to the issuing entity on that subsequent transfer date.

         In lieu of delivery of original documentation, Countrywide may deliver documents that have been imaged optically on delivery of an opinion of counsel that the imaged documents are enforceable to the same extent as the originals and do not impair the enforceability of the transfer to the issuing entity of the mortgage loans, provided the retention of the imaged documents in the delivered format will not result in a reduction in the then current rating of the notes without regard to the Policy.

         In addition, with respect to any of the mortgage loans, in lieu of transferring the related mortgage to the indenture trustee as one of the Related Documents, the depositor may at its discretion provide evidence that the related mortgage is held through the MERS(R) System. In addition, the mortgage for some or all of the mortgage loans in the trust fund that are not already held in the MERS(R) System may, at the discretion of the master servicer, in the future be held through the MERS(R) System. For any mortgage held through the MERS(R) System, the mortgage is recorded in the name of the Mortgage Electronic Registration System, Inc. or MERS(R), as nominee for the owner of the mortgage loan, and subsequent assignments of the mortgage were, or in the future may be, at the discretion of the master servicer, registered electronically through the MERS(R) System. For each of these mortgage loans, MERS(R) serves as a mortgagee of record on the mortgage solely as a nominee in an administrative capacity on behalf of the owner trustee, and does not have any interest in that mortgage loan.

         The sale and servicing agreement will not require Countrywide to record assignments of the mortgage loans to the owner trustee, or the indenture trustee so long as the rating of the long-term senior unsecured debt obligations of Countrywide are not withdrawn, suspended or do not fall below a rating of _____ by [Rating Agency] or _____ by [Rating Agency] or as long as no Event of Servicing Termination has occurred and not been waived. If Countrywide's long-term senior unsecured debt obligations rating does not satisfy the above-described standard (an "Assignment Event"), Countrywide will have 90 days to record assignments of the mortgages for each mortgage loan in favor of the indenture trustee (unless opinions of counsel satisfactory to the Rating Agencies and the Note Insurer to the effect that recordation of the assignments or delivery of the documentation is not required in the relevant jurisdiction to protect the interest of the indenture trustee in the mortgage loans).

         In accordance with the sale and servicing agreement and the custodial agreement, within 180 days of the closing date with respect to the initial mortgage loans and within 180 days of the relevant subsequent transfer date with respect to Additional Home Equity Loans, the custodian will review the mortgage loans and the Related Documents. If any mortgage loan or Related Document is found to be missing or otherwise defective in any material respect and the defect is not cured within 90 days following notification of it to the sponsor and the depositor by the indenture trustee, the sponsor must accept the transfer of the mortgage loan from the issuing entity. The principal balance of any mortgage loan so transferred will be deducted from the related Loan Group Balance, thus reducing the amount of the related Allocated Transferor Interest. If the deduction would cause a Transfer Deficiency to exist, the sponsor must either transfer an Eligible Substitute Mortgage Loans to the issuing entity for that loan group or make a deposit into the collection account of the Transfer Deposit Amount to the issuing entity for the applicable loan group. See "Transfer Deficiency" and "Transfer Deposit Amount" under Maturity and Prepayment Considerations." Except to the extent substituted for by an Eligible Substitute Mortgage Loan, the transfer of the mortgage loan out of the issuing entity will be treated under the sale and servicing agreement as a payment in full of the mortgage loan. Any Transfer Deposit Amount will be treated as a principal collection on the related loan group. No transfer shall be considered to have occurred unless all required deposits for a loan group to the collection account are actually for that loan group made. The obligation of the sponsor to accept a transfer of a Defective Mortgage Loan and to make any required deposits are the sole remedies for any defects in the mortgage loans and Related Documents available to the owner trustee, the indenture trustee or the noteholders.

         An "Eligible Substitute Mortgage Loan" is a mortgage loan transferred to the trust by the sponsor in connection with the substitution of a Defective Mortgage Loan that must, on the date of its transfer to the trust,

     o comply with the original loan balance requirements (by credit limit) of Freddie Mac and Fannie Mae for the related loan group (in the case of loan group [1]);

     o have a principal balance (or in the case of a substitution of more than one mortgage loan for a Defective Mortgage Loan, an aggregate principal balance) outstanding that is not more than the Transfer Deficiency relating to the Defective Mortgage Loan;

     o have a loan rate not less than the loan rate of the Defective Mortgage Loan and not more than 1.00% in excess of the loan rate of the Defective Mortgage Loan;

     o have a loan rate based on the same index (prime rate) with adjustments to the loan rate made on the same Interest Rate Adjustment Date as that of the Defective Mortgage Loan;

     o have a FICO score not less than the FICO score of the Defective Mortgage Loan and not more than 50 points higher than the FICO score for the Defective Mortgage Loan;

     o have a margin that is not less than the margin of the Defective Mortgage Loan and not more than 100 basis points higher than the margin for the Defective Mortgage Loan;

     o have a mortgage of the same or higher level of priority as the mortgage relating to the Defective Mortgage Loan;

     o have a remaining term to maturity not more than six months earlier than the remaining terms to maturity of the Defective Mortgage Loan, not later than the maturity date of the notes, and not more than 60 months later than the remaining term to maturity of the Defective Mortgage Loan;

     o comply with each representation and warranty regarding the mortgage loans in the sale and servicing agreement (deemed to be made as of the date of transfer to the trust);

     o have an original combined loan-to-value ratio not greater than that of the Defective Mortgage Loan; and

     o satisfy certain other conditions specified in the sale and servicing agreement.

         The sponsor will make certain representations and warranties as to the accuracy in all material respects of certain information furnished to the indenture trustee, the issuing entity, and the Note Insurer with respect to each mortgage loan (e.g., cut-off date principal balance and loan rate). In addition, the sponsor will represent and warrant on the closing date, or on each subsequent transfer date with respect to each Additional Home Equity Loan, that at the time of transfer to the depositor, the sponsor has transferred or assigned all of its interest in each mortgage loan and the Related Documents, free of any lien. Upon discovery of a breach of any representation and warranty that materially and adversely affects the interests of the issuing entity, the indenture trustee, the noteholders, or the Note Insurer in the related mortgage loan and Related Documents, the sponsor will have a period of 90 days after discovery or notice of the breach to effect a cure. If the breach cannot be cured within the 90-day period, the sponsor must accept a transfer of the Defective Mortgage Loan from the issuing entity. The same procedure and limitations as in the second preceding paragraph for the transfer of Defective Mortgage Loans will apply to the transfer of a mortgage loan that must be transferred because of a breach of a representation or warranty in the sale and servicing agreement that materially and adversely affects the interests of the noteholders.

         Mortgage loans required to be transferred to the sponsor as described in the preceding paragraphs are referred to as "Defective Mortgage Loans."

Payments on Mortgage Loans; Deposits to Collection Account

         The master servicer will establish and maintain a collection account in trust for the holders of the notes, the Transferor Interest and the Note Insurer, as their interests may appear. The Collection Account will be an Eligible Account. The Collection Account will initially be established by the master servicer at Countrywide Bank, N.A., which is an affiliate of the master servicer. Generally, amounts representing administrative charges, annual fees, taxes, assessments, credit insurance charges, insurance proceeds to be applied to the restoration or repair of a mortgaged property, or similar items. The master servicer or the sponsor, as the case may be, are required to deposit or cause to be deposited in the collection account within two business days following its receipt the following payments and collections received or made by it (without duplication):

     o    all collections on the mortgage loans;

     o    Net Liquidation Proceeds net of any related foreclosure profit;

     o    proceeds from the second mortgage bulk insurance policy; and

     o any amounts received in connection with the optional redemption of the mortgage loans.

         The master servicer may retain, from payments of interest on the mortgage loans in each collection period, the related servicing fee for the collection period and any unreimbursed optional advance made by it..

         Not later than the business day immediately preceding each payment date, the master servicer will withdraw from the collection account and remit to the indenture trustee the amount to be applied on the related payment date by the indenture trustee pursuant to the indenture with respect to both loan groups to the extent on deposit in the collection account, and the indenture trustee will deposit such amount in the payment account. In certain circumstances described in the sale and servicing agreement with respect to the first [two] payment dates, the master servicer is required to make deposits directly into the payment account on the business day before the applicable payment date ("Interest Shortfall Deposit").

         Amounts deposited in the collection account may be invested by the master servicer in Eligible Investments maturing no later than one business day before the next payment date. Any income realized from these investments belong to the master servicer and any losses incurred on these investments that reduce principal will be deposited in the collection account by the master servicer out of its own funds. Any income realized on amounts deposited in the payment account will belong to the master servicer. Not later than the third business day before each payment date (the "Determination Date"), the master servicer will notify the indenture trustee of the amount of the deposit to be included in funds available for the related payment date.

         Prior to their deposit in the Collection Account, payments and collections on the mortgage loans will be commingled with payments and collections on other mortgage loans and other funds of the master servicer. For a discussion of the risks that arise from the commingling of payments and collections, see "Risk Factors--Bankruptcy or Insolvency May Affect the Timing and Amount of Distributions on the Securities" in the prospectus.

         [There is no independent verification of the transaction accounts or the transaction activity with respect to the collection account.]

         An "Eligible Account" is:

     o an account that is maintained with a depository institution whose debt obligations throughout the time of any deposit in it have one of the two highest short-term debt ratings by [Rating Agency] and the highest short-term debt ratings by [Rating Agency],

     o an account with a depository institution having a minimum long-term unsecured debt rating of "[____]" by [Rating Agency] and "[_____]" by [Rating Agency], which accounts are fully insured by either the Savings Association Insurance Fund or the Bank Insurance Fund of the Federal Deposit Insurance Corporation,

     o a segregated trust account maintained with the indenture trustee or an affiliate of the indenture trustee in its fiduciary capacity, or

     o an account otherwise acceptable to each Rating Agency and the Note Insurer as evidenced by a letter from each Rating Agency and the
          Note Insurer to the indenture trustee, without reduction or withdrawal of each Rating Agency's then current ratings of the notes without regard to the Policy.

         An "Eligible Investment" is:

     o an obligation of, or guaranteed as to principal and interest by, the United States or any U.S. agency or instrumentality that is backed by the full faith and credit of the United States;

     o a general obligation of or obligation guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of each Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the notes by any Rating Agency without regard to the Policy;

     o commercial paper issued by Countrywide Home Loans, Inc. or any of its affiliates that is rated no lower than "[____]" by [Rating Agency] and "[_____]" by [Rating Agency] if the long-term debt of Countrywide Home Loans, Inc. is rated at least "[___]" by [Rating Agency], or such lower ratings as will not result in the downgrading or withdrawal of the rating then assigned to the notes by any Rating Agency without regard to the Policy;

     o commercial or finance company paper that is then receiving the highest commercial or finance company paper rating of each Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the notes by any Rating Agency without regard to the Policy;

     o certificates of deposit, demand or time deposits, or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States or any of its states and subject to supervision and examination by federal or state banking authorities, if the commercial paper or long term unsecured debt obligations of the depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of the holding company, but only if [Rating Agency] is not a Rating Agency) are then rated in one of the two highest long-term and the highest short-term ratings of each Rating Agency for the notes, or such lower ratings as will not result in the downgrading or withdrawal of the rating then assigned to the notes by any Rating Agency without regard to the Policy;

     o demand or time deposits or certificates of deposit issued by any bank or trust company or savings institution to the extent that the deposits are fully insured by the FDIC;

     o guaranteed reinvestment agreements issued by any bank, insurance company or other corporation containing, at the time of the issuance of the agreements, such conditions as will not result in the downgrading or withdrawal of the rating then assigned to the notes by any Rating Agency without regard to the Policy;

     o repurchase obligations with respect to any security described in the first and second bullet points, in either case entered into with a depository institution or trust company (acting as principal) described in the fifth bullet point;

     o securities (other than stripped bonds, stripped coupons, or instruments sold at a purchase price in excess of [115]% of their face amount) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any of its states that, at the time of the investment, have one of the two highest ratings of each Rating Agency (except if the Rating Agency is [Rating Agency], the rating shall be the highest commercial paper rating of [Rating Agency] for the securities), or such lower rating as will not result in the downgrading or withdrawal of the rating then assigned to the notes by any Rating Agency without regard to the Policy, as evidenced by a signed writing delivered by each Rating Agency;

     o interests in any money market fund that at the date of acquisition of the interests in the fund and throughout the time the interests are held in the fund, have the highest applicable rating by each Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the notes by each Rating Agency without regard to the Policy;

     o short term investment funds sponsored by any trust company or national banking association incorporated under the laws of the United States or any of its states that on the date of acquisition has been rated by each


          Rating Agency in their respective highest applicable rating category, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the notes by each Rating Agency without regard to the Policy; or

     o any other investments having a specified stated maturity and bearing interest or sold at a discount acceptable to each Rating Agency that will not result in the downgrading or withdrawal of the rating then assigned to the notes by any Rating Agency without regard to the Policy, as evidenced by a signed writing delivered by each Rating Agency.

However, no instrument is an Eligible Investment if it evidences the right to receive

     o    interest only payments on the obligations underlying it or

     o both principal and interest payments derived from obligations underlying the instrument and the interest and principal payments from the instrument provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations.

No instrument otherwise described as an Eligible Investment may be purchased at a price greater than par if it may be prepaid or called at a price less than its purchase price before its stated maturity.

Allocations and Collections

         All collections on the mortgage loans will generally be allocated in accordance with the credit line agreements between interest and principal. As to any payment date, interest collections will be determined on a loan group basis and will be equal to the amounts collected during the related Collection Period allocated to interest pursuant to the credit line agreements, including portions of net liquidation proceeds, insurance proceeds, and optional advances made by the master servicer pursuant to the sale and servicing agreement, less

     o servicing fees related to the mortgage loans in that loan group for the related Collection Period, and

     o amounts payable to the master servicer pursuant to the sale and servicing agreement as reimbursement of optional advances of the interest component of any delinquent monthly payments on the mortgage loans in that loan group.

         As to any payment date, principal collections will be determined on a loan group basis and will be equal to the sum of

     o for the mortgage loans in a loan group, the amounts collected during the related Collection Period allocated to principal pursuant to the credit line agreements, including portions of net liquidation proceeds, and optional advances for the mortgage loan in a loan group made by the master servicer pursuant to the sale and servicing agreement, and

     o    any Transfer Deposit Amounts for that loan group.

         A Transfer Deposit Amount for a loan group is an amount that may be deposited by the sponsor into the collection account equal to the amount by which the Transfer Deficiency exceeds the principal amount of the Eligible Substitute Mortgage Loans transferred to the issuing entity under certain circumstances where the sponsor is required to accept the transfer of Defective Mortgage Loans from the issuing entity. See "Description of the Sale and Servicing Agreement--Assignment of Mortgage Loans."

         Liquidation proceeds are the proceeds (excluding any amounts drawn on the Policy) received in connection with the liquidation of any mortgage loan, whether through trustee's sale, foreclosure sale, or otherwise. Net liquidation proceeds of a mortgage loan are the liquidation proceeds reduced by related expenses, but not in excess of the principal balance of the mortgage loan plus accrued and unpaid interest thereon to the end of the Collection Period during which the mortgage loan became a Liquidated Mortgage Loan.

Modification of Mortgage Loans

         The master servicer is permitted to make a modification, waiver or amendment of a mortgage loan as described below.

         The master servicer is permitted to consent to the placement of a lien senior to that of any mortgage on a mortgage property related to a mortgage loan if (i) that new senior mortgage loan secures a mortgage loan that refinances an existing first mortgage loan, and (ii) the loan-to-value ratio of the new mortgage loan does not exceed the loan-to-value ratio of the mortgage loan to be replaced or the combined loan-to-value ratio of the new mortgage loan and the existing mortgage loan does not exceed [70]%. The aggregate principal balances of the mortgage loans with respect to which the senior lien may be so modified may not exceed [50]% of the initial aggregate note principal balance of the notes.

         The master servicer is permitted to increase the credit limit on any mortgage loan at any time if (i) a new appraisal is obtained and the combined loan-to-value ratio of the mortgage loan after giving effect to the increase will not be greater than its combined loan-to-value ratio as of the cut-off date, (ii) the increase is consistent with the master servicer's underwriting policies, and (iii) either the related credit line agreement allows the borrower to unilaterally increase the credit limit, the credit limit increase is made within 90 days of the cut-off date, or the sponsor purchases the mortgage loan from the issuing entity.

         In addition, the master servicer is permitted to increase the credit limits on mortgage loans having aggregate principal balance of up to an additional [5.0]% of the initial aggregate note principal balance of the notes at any time, if (i) the increase does not cause the combined loan-to-value ratio of the mortgage loans in the related loan group to exceed 100%, (ii) the increase does not cause the combined loan-to-value ratio of the mortgage loan to increase by more than [25]% (for example, a combined loan-to-value ratio of 60% can be increased up to [85]%), (iii) the increase is consistent with the master servicer's underwriting policies, and (iv) either the related credit line agreement allows the borrower to unilaterally increase the credit limit, the credit limit increase is made within 90 days of the cut-off date, or the sponsor purchases the mortgage loan from the issuing entity.

         Furthermore, the sponsor is permitted to solicit borrowers for a reduction in loan rates. The loan rate of a mortgage loan may not be reduced unless the sponsor purchases the mortgage loan from the issuing entity and the aggregate principal balance of that mortgage loan and all mortgage loans in the related loan group previously purchased for loan rate reductions does not exceed [5.0]% of the initial note principal balance of the related class of notes.

         In addition, the master servicer is permitted to agree to changes in the terms of a mortgage loan (other than changes referred to above) at the request of the borrower at any time if the changes (i) do not materially and adversely affect the interests of the notes, the Note Insurer or the transferor, (ii) are consistent with prudent and customary business practice, [(iii) do not extend the maturity date of the mortgage loan beyond the final maturity date of the notes], and (iv) do not cause certain adverse tax consequences.

In addition, the master servicer is permitted to solicit borrowers to change any other terms of the related mortgage loans at any time if the changes (i) do not materially and adversely affect the interests of the noteholders, the transferor, or the Note Insurer (ii) are consistent with prudent and customary business practice as evidenced by a certificate signed by an officer of the master servicer, and (iii) do not cause certain adverse tax consequences.

Optional Transfers of Mortgage Loans

         To permit the transferor to reduce the Allocated Transferor Interest of a loan group any time that the Allocated Transferor Interest exceeds its related Required Transferor Subordinated Amount, on any payment date the transferor may, but is not obligated to, remove on any payment date (the "Transfer Date") certain mortgage loans from the related loan group without notice to the noteholders. The transferor is permitted to designate the mortgage loans to be removed. Mortgage loans so designated will only be removed upon satisfaction of the following conditions:

     o    no Rapid Amortization Event has occurred;

     o the Allocated Transferor Interest for that loan group as of the Transfer Date (after giving effect to the removal of certain mortgage loans) is equal to or exceeds the related Required Transferor Subordinated Amount;

     o the transfer of any mortgage loans from either loan group on any Transfer Date during the Managed Amortization Period will not, in the reasonable belief of the transferor, cause a Rapid Amortization Event or an event that with notice or lapse of time or both would constitute a Rapid Amortization Event to occur;

     o the transferor delivers to the indenture trustee a mortgage loan schedule containing a list of all mortgage loans remaining in the related loan group after the removal and the master servicer shall have marked the electronic ledger to show that the transferred mortgage loans are no longer owned by the issuing entity or included in that loan group in the issuing entity;

     o the transferor represents and warrants that the mortgage loans to be removed from the trust fund were selected randomly;

     o in connection with each retransfer of mortgage loans, the Rating Agencies and the Note Insurer shall have been notified of the proposed transfer and before the Transfer Date each Rating Agency has notified the transferor, the indenture trustee, and the Note Insurer in writing that the transfer would not result in a reduction or withdrawal of the ratings assigned to the notes without regard to the Policy; and

     o the transferor shall have delivered to the owner trustee, the indenture trustee and the Note Insurer an officer's certificate confirming the six conditions preceding this one.

         The Group [1] Required Transferor Subordinated Amount initially is approximately $_______ and the Group [2] Required Transferor Subordinated Amount initially is approximately $_______, which will represent approximately ____% of the initial principal balance of each class of notes. The Required Transferor Subordinated Amount may decrease as described in "Required Transferor Subordinated Amount" and "Subordination Requirement" under "Description of the Notes--Glossary of Key Terms."

Funding of Additional Balances

         During each collection period before the end of the Managed Amortization Period, principal collections on the mortgage loans will be applied to purchase Additional Balances for the issuing entity. If principal collections are insufficient to purchase Additional Balances during a collection period, the Net Draws will be purchased by the sponsor and thereafter transferred to the issuing entity.

Collection and Other Servicing Procedures on Mortgage Loans

         The master servicer will make reasonable efforts to collect all payments called for under the mortgage loans and will, consistent with the sale and servicing agreement, follow collection procedures it follows servicing home equity loans in its servicing portfolio comparable to the mortgage loans. Consistent with the above, the master servicer may in its discretion waive any late payment charge or any assumption or other fee or charge that may be collected in the ordinary course of servicing the mortgage loans.

         The master servicer may arrange with a borrower of a mortgage loan a schedule for the payment of interest due and unpaid for a period so long as the arrangement is consistent with the master servicer's policies with respect to mortgage loans it owns or services. In accordance with the sale and servicing agreement, the master servicer may consent under certain circumstances to the placing of a subsequent senior lien ahead of a mortgage loan.

Hazard Insurance

         The sale and servicing agreement provides that the master servicer maintain hazard insurance on the mortgaged properties relating to the mortgage loans. Although the related credit line agreements generally require borrowers to maintain hazard insurance, the master servicer will not monitor the maintenance of hazard insurance.

         The sale and servicing agreement requires the master servicer to maintain for any mortgaged property relating to a mortgage loan acquired in foreclosure of a mortgage loan, or by deed in lieu of foreclosure, hazard insurance with extended coverage in an amount equal to the lesser of

     o    the maximum insurable value of the mortgaged property or

     o the outstanding balance of the mortgage loan plus the outstanding balance on any mortgage loan senior to the mortgage loan at the time of foreclosure or deed in lieu of foreclosure, plus accrued interest and the master servicer's good faith estimate of the related liquidation expenses to be incurred in connection therewith.

         In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements on the property by fire, lightning, explosion, smoke, windstorm and hail, and the like and strike and civil commotion, subject to the conditions and exclusions specified in each policy. Although the policies relating to the mortgage loans will be underwritten by different insurers and therefore will not contain identical terms, their basic terms are dictated by state laws and most of them typically do not cover any physical damage resulting from war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides, and mudflows), nuclear reactions, wet or dry rot, vermin, rodents, insects or domestic animals, theft, and, in certain cases, vandalism. The foregoing list is merely indicative of certain kinds of uninsured risks and is not intended to be all-inclusive or an exact description of the insurance policies relating to the mortgaged properties.

Realization on Defaulted Mortgage Loans

         The master servicer will foreclose on or otherwise comparably convert to ownership mortgaged properties securing mortgage loans that come into default when, in accordance with applicable servicing procedures under the sale and servicing agreement, no satisfactory arrangements can be made for the collection of delinquent payments. In connection with a foreclosure or other conversion, the master servicer will follow practices it deems appropriate and in keeping with its general mortgage servicing activities. The master servicer need not expend its own funds in connection with any foreclosure or other conversion, correction of default on a related senior mortgage loan, or restoration of any property unless, in its sole judgment, the expenditure of funds in the foreclosure, correction, or restoration will increase net liquidation proceeds. The master servicer will be reimbursed out of liquidation proceeds and, if necessary, from other collections on the mortgage loans for advances of its own funds as liquidation expenses before any net liquidation proceeds are paid noteholders or the transferor.

Optional Purchase of Defaulted Loans

         The master servicer may, at its option but subject to the conditions in the sale and servicing agreement, purchase from the issuing entity any mortgage loan that is delinquent in payment for [151] days or more. Any purchase of a delinquent mortgage loan will be at a price equal to 100% of the principal balance of the mortgage loan plus accrued interest at the applicable loan rate from the date through which interest was last paid by the related borrower to the first day of the month in which the purchase proceeds are to be paid as principal collections on the next payment date.

                Servicing Compensation and Payment of Expenses

         The master servicer will receive from interest received on the mortgage loans for each Collection Period a portion of the interest collections as a monthly servicing fee in the amount equal to ____% per annum on the aggregate principal balances of the mortgage loans as of the first day of the related Collection Period. All assumption fees, late payment charges, termination fees, and other fees and charges, to the extent collected from borrowers, will be retained by the master servicer as additional servicing compensation.

         The master servicer will pay certain ongoing expenses associated with the issuing entity and incurred by it in connection with its responsibilities under the sale and servicing agreement. In addition, the master servicer will be entitled to reimbursement for certain expenses incurred by it in connection with defaulted mortgage loans and in connection with the restoration of mortgaged properties, its right of reimbursement being before the rights of noteholders to receive any related net liquidation proceeds and, if necessary, other collections on the mortgage loans.

Fees and Expenses

         The following summarizes the related fees and expenses to be paid from the assets of the issuing entity and the source of payments for the fees and expenses:



Type / Recipient (1)           Amount                          General Purpose      Source (2)                      Frequency
------------------------       -----------------------------   ------------------   -----------------------------   ---------------
Fees
Servicing Fee/ Master          For a loan group is the         Compensation         Interest collected with         Monthly
Servicer                       product of (i) the Servicing                         respect to each mortgage
                               Fee Rate divided by 12 and                           loan in each loan group, any
                               (ii) the related Loan Group                          related liquidation proceeds
                               Balance as of the first day                          allocable to accrued and
                               of the Collection Period                             unpaid interest.
                               preceding the payment date
                               (or as of the close of
                               business on the cut-off date
                               for the first payment date).
                               (3)


Additional Servicing           o  All late payment fees        Compensation         Payments made by obligors       Time to time
Compensation / Master          and other similar charges.                           with respect to the mortgage
Servicer                                                                            loans.

                               o  All investment income        Compensation         Investment income related to    Monthly
                               earned on amounts on deposit                         the collection account,
                               in the collection account,                           payment account and each
                               payment account and                                  Additional Loan Account.
                               Additional Loan Accounts.

Indenture Trustee Fee /        The indenture trustee fee. (4)  Compensation         By the sponsor, however, if     Annually
Indenture Trustee                                                                   an event of default under
                                                                                    the indenture has occurred,
                                                                                    the trustee's fee may be
                                                                                    payable from proceeds
                                                                                    received from enforcement of
                                                                                    the indenture.

Premium/ Note Insurer          For the closing date $          Compensation         Investor Interest Collections.  Monthly
                               [_____], and for any other
                               payment date one twelfth of
                               the product of (i) the
                               premium percentage and (ii)
                               the aggregate note principal
                               balance of the notes on each
                               payment date (after giving
                               effect to any payments of
                               principal on such payment
                               date). (5)



Expenses

Liquidation Expenses/ Master   Out-of-pocket expenses          Reimbursement of     First, from related
Servicer                       incurred by the master          Expenses             liquidation proceeds and
                               servicer in connection with                          second, from the payment
                               the liquidation of any                               account from funds
                               mortgage loan and not                                attributable to the related
                               recovered under any                                  loan group pursuant to item
                               insurance policy.                                    [(12)] under "Description of
                                                                                    the Notes--Application of
                                                                                    Investor Interest
                                                                                    Collections" in this
                                                                                    prospectus supplement.

                                                S-65

..


Loan Insurance Premium/        [_____]                         Reimbursement of     [_____]                         [_____]
Master Servicer                                                Expenses

Optional Servicing Advances    The amount of any Optional      Reimbursement of     Payments of interest on the     Time to time
/ Master Servicer              Servicing Advances.             Expenses             mortgage loans in each
                                                                                    Collection Period.

Reimbursement/ Master          Reasonable legal expenses       Reimbursement of     Funds attributable to the       Time to time
Servicer                       and costs of the master         Expenses             related loan group payable
                               servicer in connection with                          pursuant to item [(12)]
                               any action with respect to                           under "Description of the
                               the sale and servicing                               Notes--Application of
                               agreement and the interests                          Investor Interest
                               of the notes.                                        Collections" in this
                                                                                    prospectus supplement.

Indemnification expenses /     Any loss, liability, or         Indemnification      From funds available from       Time to time
Master Servicer                expense incurred in                                  the applicable loan group.
                               connection with any legal
                               action relating to the sale
                               and servicing agreement or
                               the notes.

Indemnification/ Note Insurer  Indemnifications of expenses    Indemnification      Funds attributable to the       Time to time
                               and losses resulting from                            related and unrelated loan
                               the breach by the issuing                            group payable pursuant to
                               entity of any of the                                 items [(11)] and [(13)],
                               representations or                                   respectively, under
                               warranties contained in the                          "Description of the
                               insurance agreement or                               Notes--Application of
                               arising out of or relating                           Investor Interest
                               to the securitization                                Collections" in this
                               transaction described in                             prospectus supplement .
                               this prospectus supplement.




----------
(1) If the indenture trustee succeeds to the position of master servicer, it will be entitled to receive the same fees and expenses of the master servicer described in this prospectus supplement and to compensation with respect to its expenses in connection with conversion of certain information, documents, and record keeping in connection with the transfer of the master servicing.

(2) Unless otherwise specified, the fees and expenses shown in this table are paid (or retained by the master servicer in the case of amounts owed to the master servicer) prior to payments on the notes.

(3) The "Servicing Fee Rate" for each mortgage loan will equal [_.__]% per annum. An increase in the servicing fee rate would require an amendment to the sale and servicing agreement. See "[ ]"

(4)  The "Indenture Trustee Fee Rate" is equal to [_____]% per annum.

(5)  the "premium percentage" is equal to [_____]% per annum.

Certain Matters Regarding the Master Servicer

         The sale and servicing agreement provides that the master servicer may not resign as master servicer, except in connection with a permitted transfer of servicing, unless

          (a) its obligations as master servicer are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities of a type and nature presently carried on by it or its affiliate or

          (b)  on satisfaction of the following conditions:

     o the master servicer has proposed a successor servicer to the indenture trustee in writing and the proposed successor servicer is reasonably acceptable to the indenture trustee;

     o the Rating Agencies have confirmed to the indenture trustee that the appointment of the proposed successor servicer as the master servicer will not result in the reduction or withdrawal of the then current rating of the notes without regard to the Policy; and

     o the proposed successor servicer is reasonably acceptable to the Note Insurer.

No resignation of the master servicer will become effective until the indenture trustee or a successor servicer has assumed the master servicer's duties under the sale and servicing agreement.

         All reasonable costs and expenses (including attorneys' fees) incurred in connection with transferring the mortgage files to the successor master servicer and amending the sale and servicing agreement to reflect the succession as master servicer shall be paid by the predecessor master servicer (or if the predecessor master servicer is the indenture trustee, the initial master servicer).

         The master servicer may perform any of its obligations under the sale and servicing agreement through subservicers or delegates, which may be affiliates of the master servicer. Notwithstanding any subservicing arrangement, the master servicer will remain liable to the indenture trustee, the noteholders, the transferor, and the Note Insurer for the master servicer's obligations under the sale and servicing agreement, without any diminution of its obligations and as if the master servicer itself were performing the obligations.

         The sale and servicing agreement provides that the master servicer will indemnify the issuing entity and the indenture trustee against any loss, liability, expense, damage, or injury suffered as a result of the master servicer's actions or omissions in connection with the servicing and administration of the mortgage loans that are not in accordance with the sale and servicing agreement. The sale and servicing agreement provides that other than the indemnification by the master servicer neither the master servicer nor their directors, officers, employees, or agents will be liable to the issuing entity, the owner trustee, the transferor, or the noteholders for any action taken or for refraining from taking any action in good faith pursuant to the sale and servicing agreement. However, neither the master servicer nor its directors, officers, employees, or agents will be protected against any liability that would otherwise be imposed for misfeasance, bad faith, or gross negligence of the master servicer in the performance of its duties under the sale and servicing agreement or for reckless disregard of its obligations under the sale and servicing agreement. In addition, the sale and servicing agreement provides that the master servicer need not appear in, prosecute, or defend any legal action that is not incidental to its servicing responsibilities under the sale and servicing agreement and that in its opinion may expose it to any expense or liability. The master servicer may, in its sole discretion, undertake any legal action that it deems appropriate with respect to the sale and servicing agreement and the interests of the noteholders.

Events of Servicing Termination

         The "Events of Servicing Termination" are:

          1. any failure by the master servicer to deposit in the collection account any deposit required to be made under the sale and servicing agreement, which failure continues unremedied either beyond the relevant payment date or for five business days after the giving of written notice of the failure to the master servicer by the indenture trustee, or to the master servicer and the indenture trustee by the Note Insurer or noteholder of at least 25% of the Voting Rights;

          2. any failure by the master servicer duly to observe or perform in any material respect any other of its covenants or agreements in the notes or the sale and servicing agreement that, in each case, materially and adversely affects the interests of the noteholders or the Note Insurer and continues unremedied for 60 days after the giving of written notice of the failure to the master servicer by the indenture trustee, or to the master servicer and the indenture trustee by the Note Insurer or noteholders of at least 25% of the Voting Rights; or

         3. certain events of insolvency, liquidation, inability to pay its debts, or other similar proceedings relating to the master servicer.

         Notwithstanding the foregoing, a delay in or failure of performance referred to under clause 1 above for a period of five or more business days or referred to under clause 2 above for a period of 60 or more days, will not constitute an Event of Servicing Termination if the delay or failure could not be prevented by the exercise of reasonable diligence by the master servicer and the delay or failure was caused by an act of God or other similar occurrence. The master servicer shall not be relieved from using its best efforts to perform its obligations in a timely manner in accordance with the sale and servicing agreement by an act of God or other similar occurrence, and the master servicer shall provide the indenture trustee, the depositor, the transferor, the Note Insurer, and the noteholders prompt notice of any failure or delay by it, together with a description of its efforts to perform its obligations.

Rights after an Event of Servicing Termination

         So long as an Event of Servicing Termination remains unremedied, either the indenture trustee (with the consent of the Note Insurer) or noteholders of at least 51% of the Voting Rights (with the consent of the Note Insurer) or the Note Insurer, may terminate all of the rights and obligations of the master servicer under the sale and servicing agreement, whereupon the indenture trustee will succeed to all the obligations of the master servicer under the sale and servicing agreement and will be entitled to the same compensation arrangements. If the indenture trustee would be obligated to succeed the master servicer but is unwilling or unable so to act, it may appoint, or petition a court of competent jurisdiction for the appointment of, a housing and home finance institution or other mortgage loan or home equity loan servicer with all licenses and permits required to perform its obligations under the sale and servicing agreement and having a net worth of at least $[15,000,000] and acceptable to the Note Insurer to act as successor to the master servicer under the sale and servicing agreement. Pending such appointment, the indenture trustee must act as master servicer unless prohibited by law. The successor master servicer will be entitled to receive the same compensation that the master servicer would otherwise have received (or such lesser compensation as the indenture trustee and the successor may agree on). A trustee in bankruptcy or the master servicer as debtor in possession may be empowered to prevent the termination and replacement of the master servicer where the Event of Servicing Termination that has occurred is an insolvency event.

Optional Termination

         With the consent of the Note Insurer, the [master servicer] may purchase and thereby effect early retirement of the notes, subject to the aggregate outstanding principal balance of the notes being less than or equal to 10% of the aggregate initial principal balance for both classes of notes (the first such date, the "Optional Termination Date").

         If the master servicer exercises the option, the purchase price distributed with respect to each mortgage loan will be:

     o 100% of its then outstanding mortgage loan balance plus accrued interest at the applicable loan rate through the day preceding the final payment date, in each case subject to reduction as provided in the indenture if the purchase price is based in part on the appraised value of any foreclosed or otherwise repossessed properties and the appraised value is less than the stated principal balance of the related mortgage loans, and

     o accrued interest on any aggregate Unpaid Investor Interest Shortfall for all classes of notes, to the extent legally permissible.

         The issuing entity shall notify the indenture trustee and the Note Insurer of its election to redeem the notes not later than the first day of the month preceding the month of the redemption. A notice of redemption will be given to the noteholders not earlier than the 15th day and not later than the 25th day of the month before the month of redemption, which will be effected upon presentation and surrender of the notes at the office or agency of the indenture trustee specified in the redemption notice. All notices of redemption shall state the redemption date, the redemption price, the amount of interest accrued to the redemption date, the place where the notes are to be surrendered for payment, and that on the redemption date, the redemption price will become payable on each notes and that interest on the notes shall cease to accrue beginning on the redemption date.

         By the redemption date, the issuing entity will deposit in the payment account an amount that, collectively with funds on deposit in the payment account and the collection account that are payable to the noteholders, equals the redemption price for each class of notes, whereupon all the notes called for redemption shall be payable on the redemption date. On presentation and surrender of the notes, the indenture trustee shall pay to the noteholders on the redemption date an amount equal to their redemption price.

Amendment

         The sale and servicing agreement may be amended from time to time by the sponsor, the master servicer, the depositor, the owner trustee, and the indenture trustee, with the consent of the Note Insurer, if the Rating Agencies have been given 10 days notice and have notified the issuing entity that the amendment will not result in a reduction or withdrawal of the then current rating of the notes without regard to the Policy. The sale and servicing agreement may also be amended from time to time by the sponsor, the master servicer, the depositor, the issuing entity, and the indenture trustee, with the consent of the Note Insurer and of holders of not less than 66 2/3% of the Voting Rights.

                     Description of the Purchase Agreement

         The mortgage loans to be transferred to the issuing entity by the depositor will be purchased by the depositor from the sellers pursuant to a purchase agreement to be entered into between the depositor, as purchaser of the mortgage loans, and the sellers, as transferor of the mortgage loans. Under the purchase agreement, the sellers will agree to transfer the mortgage loans and related Additional Balances to the depositor. Pursuant to the sale and servicing agreement, the mortgage loans will be immediately transferred by the depositor to the issuing entity, and the depositor will assign its rights under the purchase agreement to the issuing entity. The following is a description of the material provisions of the purchase agreement.

Transfers of Mortgage Loans

         Pursuant to the purchase agreement, each seller will transfer to the depositor, all of its interest in the applicable mortgage loans (including any Additional Home Equity Loans) and all of the Additional Balances subsequently created with respect to these loans. The purchase price of the mortgage loans is a specified percentage of their face amount as of the time of transfer and is payable by the depositor in cash. The purchase price of each Additional Balance comprising the principal balance of a mortgage loan is the amount of the Additional Balance.

Representations and Warranties

         Each seller will represent and warrant to the depositor that, among other things, as of the closing date and each subsequent transfer date, it is duly organized and in good standing and that it has the authority to consummate the transactions contemplated by the purchase agreement. Each seller will also represent and warrant to the depositor that, among other things, immediately before the sale of the applicable mortgage loans to the depositor, it was the sole owner and holder of the mortgage loans free of any liens and security interests. Each seller will make similar representations and warranties in the sale and servicing agreement. Each seller also will represent and warrant to the depositor that, among other things, as of the closing date, the purchase agreement constitutes its valid and legally binding obligation and its valid sale to the depositor of all of its interest in the applicable mortgage loans and their proceeds.

Assignment to Issuing Entity

         Each seller will expressly acknowledge and consent to the depositor's transfer of its rights relating to the mortgage loans under the sale and servicing agreement to the issuing entity and the security interest granted in those rights under the indenture. Each seller also will agree to perform its obligations under the purchase agreement for the benefit of the issuing entity.

Termination

         The obligations of the depositor and the sellers under the purchase agreement will terminate on the satisfaction and discharge of the indenture.

                               Legal Proceedings

         There are no legal proceedings against Countrywide, the depositor, the indenture trustee, the issuing entity or the master servicer, or to which any of their respective properties are subject, that is material to the notes, nor is the depositor aware of any proceedings of this type contemplated by governmental authorities.

                   Material Federal Income Tax Consequences

General

         The following discussion, which summarizes the material U.S. federal income tax aspects of the purchase, ownership and disposition of the notes, is based on the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury Regulations thereunder, and published rulings and court decisions in effect as of the date hereof, all of which are subject to change, possibly retroactively. This discussion does not address every aspect of the U.S. federal income tax laws which may be relevant to beneficial owners of the notes in light of their personal circumstances or to certain types of beneficial owners of the notes subject to special treatment under the U.S. federal income tax laws (for example, banks and life insurance companies). Investors are encouraged to consult their tax advisors regarding the U.S. federal, state, local, foreign, and any other tax consequences to them of investing in the notes.

Characterization of the Notes as Indebtedness

         In the opinion of Sidley Austin Brown & Wood llp, special tax counsel to the depositor ("Tax Counsel"), the notes will be treated as debt to a noteholder other than the owner of the transferor interest for U.S. federal income tax purposes. This opinion is based on the application of current law to the facts as established by the indenture and other relevant documents and assumes compliance with the indenture as in effect on the date the notes are issued.

         Although the non-tax treatment of the transaction will differ from the tax treatment, this will not cause the notes to be treated as other than indebtedness for federal income tax purposes. Under the indenture, the transferor, the depositor, and the noteholders, by accepting the notes, and each note owner by acquiring a beneficial interest in a note, agree to treat the notes as indebtedness secured by the mortgage loans for U.S. federal income tax purposes. Different criteria are used to determine the non-tax accounting characterization of the transaction, however, and the transferor intends to treat this transaction as a sale of an interest in the principal balances of the mortgage loans for financial accounting purposes.

         In general, for U.S. federal income tax purposes, whether a transaction constitutes a sale of property or a loan, the repayment of which is secured by property, is a question of fact, the resolution of which is based upon the economic substance of the transaction rather than its form or label. Although the Internal Revenue Service ("IRS") and the courts have set forth several factors to be taken into account in determining whether the substance of a transaction is a sale of property or a secured loan, the primary factor in making this determination is whether the transferee has assumed the risk of loss or other economic burdens relating to the property and has obtained the benefits of ownership thereof. Tax Counsel has analyzed and relied on several factors in reaching its opinion that the weight of the benefits and burdens of ownership of the mortgage loans has not been transferred to the beneficial owners of the notes.

         In some instances, courts have held that a taxpayer is bound by the particular form it has chosen for a transaction, even if the substance of the transaction does not accord with its form. Tax Counsel has advised that the rationale of those cases will not apply to this transaction, because the form of the transaction as reflected in the operative provisions of the documents either accords with the characterization of the notes as debt or otherwise makes the rationale of those cases inapplicable to this situation.

Classification of the Trust Estate as a Partnership or a Corporation

         Tax Counsel is of the opinion that neither the trust estate nor any portion of the trust estate will be treated as a corporation or publicly traded partnership taxable as a corporation. See "Material Federal Income Tax Consequences" in the prospectus. The opinion of Tax Counsel, however, is not binding on the courts or the IRS. It is possible the IRS could assert that, for purposes of the Code, the transaction contemplated by this prospectus supplement and the accompanying prospectus with respect to the notes constitutes a sale of the mortgage loans to the trust estate and a sale of interests in the trust estate to the investors (that is, the IRS could assert that the transaction is actually a sale to the investors of beneficial ownership in the underlying mortgage loans). Similarly, the IRS could assert that the trust estate is properly treated as a corporation or partnership and that the investors are properly treated as stockholders or partners. Since Tax Counsel has advised that the notes will be treated as indebtedness in the hands of the noteholders for U.S. federal income tax purposes, the transferor will not attempt to comply with U.S. federal income tax reporting requirements applicable to partnerships or corporations.

         If it were determined that this transaction created an entity classified as a corporation (including a publicly traded partnership taxable as a corporation), the trust estate would be subject to U.S. federal corporate income tax on the income it derives from the mortgage loans, which would reduce the amounts available for payment to the beneficial owners of the notes. Cash payments to the beneficial owners of the notes generally would be treated as dividends for tax purposes to the extent of such corporation's earnings and profits.

         If the trust estate were to be treated as a partnership between the beneficial owners of the notes and the holder of the transferor interest, the partnership itself would not be subject to U.S. federal income tax (unless it was characterized as a publicly traded partnership taxable as a corporation); rather, the transferor and each investor would be taxed individually on their respective distributive shares of the partnership's income, gain, loss, deductions, and credits. In addition, as a partner, the amount and timing of the investor's items of income and deductions could differ from the amount and timing of the investor's items of income and deduction as a debt holder.

Possible Classification of the Trust Estate as a Taxable Mortgage Pool

         Section 7701(i) of the Code provides that any entity (or a portion of an entity) that is a "taxable mortgage pool" will be classified as a taxable corporation and will not be permitted to file a consolidated U.S. federal income tax return with another corporation. Any entity (or a portion of any entity) will be a taxable mortgage pool if (i) substantially all of its assets consist of debt instruments, more than 50% of which are real estate mortgages,
(ii) the entity is the obligor under debt obligations with two or more maturities, and (iii) under the entity's debt obligations (or an underlying arrangement), payments on the debt obligations bear a relationship to the debt instruments held by the entity.

         Assuming that all of the provisions of the sale and servicing agreement and the trust agreement, as in effect on the date of issuance, are complied with, Tax Counsel is of the opinion that neither the trust estate nor any portion of the trust estate will be a taxable mortgage pool under Section 7701(i) of the Code. The opinion of Tax Counsel, however, is not binding on the IRS or the courts. If the IRS were to contend successfully that the arrangement created by the sale and servicing agreement and the trust agreement is a taxable mortgage pool, the arrangement would be subject to U.S. federal corporate income tax on its taxable income generated by ownership of the mortgage loans. That tax would reduce amounts available for payments to beneficial owners of the notes. The amount of the tax would depend upon whether payments to beneficial owners of the notes would be deductible as interest expense in computing the taxable income of such an arrangement as a taxable mortgage pool.

Taxation of Interest Income of Beneficial Owners of Notes

         Assuming that the interest is "unconditionally payable," the interest on the notes will be taxable as ordinary income and includible in the income of the beneficial owners of the notes in accordance with their usual methods of accounting. See "Material Federal Income Tax Consequences" in the prospectus. Although it is not anticipated that the notes will be issued at a greater than de minimis discount, under certain Treasury regulations (the "OID Regulations") it is possible that the notes could nevertheless be deemed to have been issued with original issue discount ("OID") if the interest on the notes were not treated as "unconditionally payable." In that case, all of the taxable income to be recognized with respect to the notes would be OID and includible in the income of the beneficial owners of the notes as it accrued regardless of the beneficial owner's normal accounting method. Thus, the beneficial owner would be taxable on such income before actually receiving it. Such OID, however, would not be includible again when the interest was actually received. See "Material Federal Income Tax Consequences--Taxation of Debt Securities; Interest and Acquisition Discount" in the prospectus for a discussion of the application of the OID rules if the notes are in fact issued at a greater than de minimis discount or are treated as having been issued with OID under the OID Regulations. If the notes were treated as being issued with OID, then for purposes of calculating the amount of OID accruing in each accrual period, it is likely that the notes would be treated as Pay-Through Securities.

Foreign Investors

         In general, subject to certain exceptions, interest (including OID) paid (or accrued) to a noteholder who is a non-U.S. Person will be considered "portfolio interest" and generally will not be subject to United States federal income tax and withholding tax, provided, that (i) the interest is not effectively connected with the conduct of a trade or business within the United States by the non-U.S. Person, and (ii) the non-U.S. Person provides the trust estate or other person who is otherwise required to withhold U.S. tax with respect to the note with an appropriate statement (on IRS Form W-8BEN or other similar form), signed under penalties of perjury, certifying that the beneficial owner of the note is a foreign person and providing the non-U.S. person's name and address. If a note is held through a securities clearing organization or certain other financial institutions, the organization or institution may provide the relevant signed statement to the withholding agent; in that case, however, the signed statement must be accompanied by an IRS Form W-8BEN or substitute form provided by the non-U.S. Person that owns that interest in the note. If the interest does not constitute portfolio interest, then it will be subject to U.S. federal income and withholding tax at a rate of 30%, unless reduced or eliminated pursuant to an applicable income tax treaty and the non-U.S. Person provides the trust estate, or an organization or financial institution described above, with an appropriate statement (for example, an IRS Form W-8BEN), signed under penalties of perjury, to that effect.

         If the interests of the beneficial owners of the notes were deemed to be partnership interests, the partnership would be required, on a quarterly basis, to pay withholding tax equal to the product, for each foreign partner, of the foreign partner's distributive share of "effectively connected" income of the partnership multiplied by the highest rate of tax applicable to that foreign partner. In addition, a corporate foreign partner would be subject to branch profits tax. Each non-foreign partner would be required to certify to the partnership that it is not a foreign person. The tax withheld from each foreign partner would be credited against the foreign partner's U.S. income tax liability.

         In addition, if the interests of the beneficial owners of the notes were deemed to be partnership interests, the amounts distributed on such deemed partnership interests could be subject to a 30% withholding tax (or lower income tax treaty rate) either because the interest on the underlying mortgage loans does not appear to satisfy the requirements to be treated as "portfolio interest" under the Code, or because, even if the interest on the underlying mortgage loans were to be treated as portfolio interest, amounts distributed on such deemed partnership interests could be treated as "guaranteed payments" within the meaning of the partnership provisions of the Code.

         If the trust estate were taxable as a corporation, payments to foreign persons, to the extent treated as dividends, would generally be subject to withholding at the rate of 30%, unless the rate were reduced by an applicable income tax treaty. See "Material Federal Income Tax
Consequences--Tax Treatment of Foreign Investors" in the prospectus.

Backup Withholding

         Certain beneficial owners of the notes may be subject to backup withholding with respect to interest paid on the notes if the note owner, upon acquisition, fails to supply the indenture trustee or broker with the taxpayer's identification number, furnishes an incorrect taxpayer identification number, fails to report interest, dividends, or other "reportable payments" (as defined in the Code) properly, or, under certain circumstances, fails to provide the indenture trustee or broker with a certified statement, under penalties of perjury, that the taxpayer is not subject to backup withholding.

         The indenture trustee will be required to report annually to the IRS, and to each noteholder of record, the amount of interest paid (and OID accrued, if any) on the notes (and the amount of interest withheld for U.S. federal income taxes, if any) for each calendar year, except as to exempt holders (generally, holders that are corporations, certain tax-exempt organizations, or nonresident aliens who provide certification of their status as nonresidents). As long as the only "noteholder" of record is Cede & Co., as nominee for DTC, beneficial owners of the notes and the IRS will receive tax and other information (including the amount of interest paid on the notes owned) from participants, and indirect participants rather than from the indenture trustee. (The indenture trustee, however, will respond to requests for necessary information to enable participants, indirect participants and certain other persons to complete their reports.) Each non-exempt note owner who is a U.S. individual (including a resident alien) will be required to provide, under penalties of perjury, an IRS Form W-9 containing his or her name, address, correct federal taxpayer identification number, and a statement that he or she is not subject to backup withholding. Should a nonexempt note owner fail to provide the required certification, the participants or indirect participants (or the paying agent) will be required to withhold a portion of the interest (and principal) otherwise payable to the holder, and remit the withheld amount to the IRS as a credit against the holder's federal income tax liability.

                                  Other Taxes

         No representations are made regarding the tax consequences of the purchase, ownership or disposition of the certificates under any state, local or foreign tax law. All investors are encouraged to consult their tax advisors regarding the federal, state, local or foreign tax consequences of purchasing, owning or disposing of the certificates.

                             ERISA Considerations

         Fiduciaries of employee benefit plans and certain other retirement plans and arrangements that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or corresponding provisions of the Code (including individual retirement accounts and annuities, Keogh plans, and collective investment funds in which the plans, accounts, annuities, or arrangements are invested), persons acting on behalf of a plan, and persons using the assets of a plan, should review carefully with their legal advisors whether the purchase or holding of the notes could either give rise to a transaction that is prohibited under ERISA or the Code or cause the collateral securing the notes to be treated as plan assets for purposes of regulations of the Department of Labor in 29 C.F.R. ss.2510.3-101 (the "Plan Assets Regulation").

         General. Section 406 of ERISA and Section 4975 of the Code prohibit parties in interest or disqualified persons with respect to a plan from engaging in certain transactions (including loans) involving the plan and its assets unless a statutory, regulatory, or administrative exemption applies to the transaction. Section 4975 of the Code imposes certain excise taxes (or, in some cases, a civil penalty may be assessed pursuant to Section 502(i) of ERISA) on parties in interest or disqualified persons which engage in non-exempt prohibited transactions.

         Plan Assets Regulation and the Notes. The United States Department of Labor has issued the Plan Assets Regulation concerning the definition of what constitutes the assets of a plan for purposes of ERISA and the prohibited transaction provisions of the Code. The Plan Assets Regulation describes the circumstances under which the assets of an entity in which a plan invests will be considered to be "plan assets" so that any person who exercises control over the assets would be subject to ERISA's fiduciary standards. Under the Plan Assets Regulation, generally, when a plan invests in another entity, the plan's assets do not include, solely by reason of the investment, any of the underlying assets of the entity. However, the Plan Assets Regulation provides that, if a plan acquires an "equity interest" in an entity, the assets of the entity will be treated as assets of the plan investor unless certain exceptions not applicable here apply.

         Under the Plan Assets Regulation, the term "equity interest" is defined as any interest in an entity other than an instrument that is treated as indebtedness under "applicable local law" and which has no "substantial equity features." If the notes are not treated as equity interests in the issuer for purposes of the Plan Assets Regulation, a plan's investment in the notes would not cause the assets of the issuer to be deemed plan assets. If the notes are deemed to be equity interests in the issuer, the issuer could be considered to hold plan assets because of a plan's investment in the notes. In that event, the master servicer and other persons exercising management or discretionary control over the assets of the issuer or providing services with respect to those assets would be deemed to be fiduciaries or other parties in interest with respect to investing plans and thus subject to the prohibited transaction provisions of Section 406 of ERISA and Section 4975 of the Code and, in the case of fiduciaries, to the fiduciary responsibility provisions of Title I of ERISA, with respect to transactions involving the issuer's assets. We cannot assure you that any statutory, regulatory, or administrative exemption will apply to all prohibited transactions that might arise in connection with the purchase or holding of an equity interest in the issuer by a plan. However, based on the features of the notes, their ratings, and the opinion of Tax Counsel that they will be treated as indebtedness for federal income tax purposes, the issuer believes that the notes should be treated as indebtedness without substantial equity features for ERISA purposes.

         Prohibited Transactions. Without regard to whether the notes are considered to be equity interests in the issuer, certain affiliates of the issuer might be considered or might become parties in interest or disqualified persons with respect to a plan. In this case, the acquisition and holding of notes by or on behalf of the plan could be considered to give rise to a prohibited transaction within the meaning of ERISA and the Code, unless they were subject to one or more exemptions such as Prohibited Transaction Class Exemption ("PTCE") 84-14, which exempts certain transactions effected on behalf of a plan by a "qualified professional asset manager"; PTCE 90-1, which exempts certain transactions involving insurance company pooled separate accounts; PTCE 91-38, which exempts certain transactions involving bank collective investment funds; PTCE 95-60, which exempts certain transactions involving insurance company general accounts; or PTCE 96-23, which exempts certain transactions effected on behalf of a plan by certain "in-house asset managers."

Notes

         Each purchaser or transferee of a note that is a plan investor shall be deemed to have represented that the relevant conditions for exemptive relief under at least one of the foregoing exemptions or a similar exemption have been satisfied. Prospective transferees and purchasers should consider that a prohibited transaction exemption may not apply to all prohibited transactions that may arise in connection with a plan's investment in the notes.

         The issuing entity, the master servicer, a servicer, the indenture trustee, and the underwriter of the notes may be the sponsor of or investment advisor with respect to one or more plans. Because they may receive certain benefits in connection with the sale of the notes, the purchase of notes using plan assets over which any of them has investment authority might be deemed to be a violation of the prohibited transaction rules of ERISA and the Code for which no exemption may be available. Accordingly, any plan for which the issuing entity, the master servicer, a servicer, the indenture trustee, the underwriter of the notes, or any of their respective affiliates:

     o has investment or administrative discretion with respect to plan assets to be invested in the notes;

     o has authority or responsibility to give, or regularly gives, investment advice with respect to those plan assets, for a fee and pursuant to an agreement or understanding that the advice (i) will serve as a primary basis for investment decisions with respect to those plan assets, and (ii) will be based on the particular investment needs for the plan; or

     o    is an employer maintaining or contributing to the plan,

         should discuss with counsel whether an investment in the notes by the plan may give rise to a violation of ERISA.

         The sale of notes to a plan is in no respect a representation by the issuing entity or the underwriter of the notes that this investment meets all relevant legal requirements with respect to investments by plans generally or any particular plan, or that this investment is appropriate for plans generally or any particular plan.

         Any plan investor proposing to invest in the notes should consult with its counsel to confirm that the investment will not result in a prohibited transaction that is not subject to an exemption and will satisfy the other requirements of ERISA and the Code applicable to plans.

                        Legal Investment Considerations

         Although, as a condition to their issuance, the notes will be rated in the highest rating category of each of the Rating Agencies, the notes will not constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, because the mortgages securing the mortgage loans are not first mortgages. Accordingly, many institutions with legal authority to invest in comparably rated securities based on first mortgage loans may not be legally authorized to invest in the notes, which, because they evidence interests in a pool that includes junior mortgage loans, are not "mortgage related securities" under the Secondary Mortgage Market Enhancement Act of 1984. See "Legal Investment" in the prospectus.

                            Method of Distribution

         Subject to the terms and conditions set forth in the underwriting agreement, dated _______, 200_, between the depositor, and Countrywide Securities Corporation, an affiliate of the depositor, the sponsor and the master servicer (the "[Underwriter]"), the depositor has agreed to sell to the Underwriter[s], and the Underwriter[s] has agreed to purchase from the depositor, the principal amount of notes indicated on the cover page of this prospectus supplement.

         The depositor has been advised that the Underwriter[s] proposes initially to offer the notes to certain dealers at the prices set forth on the cover page less a selling concession not to exceed 0.15% of the note denomination , and that the Underwriter[s] may allow and such dealers may reallow a reallowance discount not to exceed 0.075%.

         After the initial public offering, the public offering prices, such concessions and such discounts may be changed.

         In the underwriting agreement, the Underwriter[s] has agreed, subject to the terms and conditions set forth therein, to purchase all the notes offered hereby if any of the notes are purchased.

         Until the distribution of the notes is completed, rules of the Securities and Exchange Commission may limit the ability of the Underwriter[s] and certain selling group members to bid for and purchase the notes. As an exception to these rules, the Underwriter[s] [is/are] permitted to engage in certain transactions that stabilize the price of the notes. Such transactions consist of bids or purchases for the purposes of pegging, fixing or maintaining the price of the notes.

         In general, purchases of a security for the purpose of stabilization or to reduce a short position could cause the price of the security to be higher than it might be in the absence of such purchases.

         Neither the depositor nor the Underwriter makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the prices of the notes. In addition, neither the depositor nor the Underwriter makes any representation that the Underwriter will engage in such transactions or that such transactions, once commenced, will not be discounted without notice.

         The Underwriter has further represented to and agreed with the Depositor that:

          (a) it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of section 21 of the Financial Services and Markets Act 2000 (the "FSMA")) received by it in connection with the issue or sale of any notes in circumstances in which section 21(1) of the FSMA does not apply to the Depositor; and

          (b) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the notes in, from or otherwise involving the United Kingdom.

         In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a "Relevant Member State"), the Underwriter has represented and agreed with the Depositor that with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the "Relevant Implementation Date") it has not made and will not make an offer of notes to the public in that Relevant Member State before the publication of a prospectus in relation to the notes which has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus Directive, except that it may, with effect from and including the Relevant Implementation Date, make an offer of notes to the public in that Relevant Member State at any time:

          (a) to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;

          (b) to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than (euro)43,000,000 and (3) an annual net turnover of more than (euro)50,000,000, as shown in its last annual or consolidated accounts; or

          (c) in any other circumstances which do not require the publication by the Depositor of a prospectus pursuant to Article 3 of the Prospectus Directive.

         For the purposes of this provision, the expression an "offer of Notes to the public" in relation to any notes in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the notes to be offered so as to enable an investor to decide to purchase or subscribe the notes, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State, and the expression "Prospectus Directive" means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.

         The underwriting agreement provides that the depositor will indemnify the Underwriter against certain civil liabilities, including liabilities under the Securities Act of 1933.

                                Use of Proceeds

         The net proceeds to be received from the sale of the notes will be applied by the depositor towards the purchase of the mortgage loans.

                                 Legal Matters

         Certain legal matters with respect to the notes will be passed upon for the depositor by Sidley Austin LLP, New York, New York. Certain legal matters will be passed upon for the Underwriter by ______________.

                                    Experts

         [TO BE PROVIDED BY NOTE INSURER]

                                    Ratings

         It is a condition to the issuance of the notes that they be rated "____" by [Rating Agency] and "____" by [Rating Agency] (each a "Rating Agency").

         A securities rating addresses the likelihood of the receipt by noteholders of timely payment of interest and payment of principal by the maturity date on the mortgage loans. The rating takes into consideration the characteristics of the mortgage loans and the structural and legal aspects associated with the notes. The ratings on the notes do not, however, constitute statements regarding the likelihood or frequency of prepayments on the mortgage loans or the possibility that noteholders might realize a lower than anticipated yield. The ratings on the notes do not address the likelihood of the receipt by noteholders of Basis Risk Carryforward.

         The ratings assigned to the notes will depend primarily upon the financial strength of the Note Insurer. The ratings assigned to the Note Insurer reflect the respective Rating Agencies' current assessments of the
Note Insurer's financial strength of the Note Insurer. Any reduction in a rating assigned to the financial strength of the Note Insurer below the ratings initially assigned to the notes will likely result in a reduction of one or more of the ratings assigned to the notes.

         A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each securities rating should be evaluated independently of similar ratings on different securities.

         The depositor has not requested a rating of the notes by any rating agency other than the Rating Agencies; however, we cannot assure you that no other rating agency will rate the notes or, if it does, what rating would be assigned by another rating agency. The rating assigned by another rating agency to the notes could be lower than the respective ratings assigned by the Rating Agencies.

              Index of Defined Terms


Accelerated Principal Payment Amount.............S-37
Additional Balances..............................S-22
Additional Home Equity Loans.....................S-30
Additional Loan Accounts.........................S-29
Adjusted Loan Group Balance......................S-37
Aggregate LIBOR Investor Interest................S-37
Allocated Transferor Interest..............S-22, S-38
Assignment Event.................................S-53
Available Investor Interest......................S-38
Available Transferor Subordinated Amount.........S-38
Bankruptcy Rate..................................S-28
Basis Risk Carryforward..........................S-42
business day.....................................S-41
class............................................S-36
Closing Date......................................S-4
Collection Period................................S-38
Countrywide......................................S-23
Crossover Amount.................................S-41
Cut-off Date......................................S-4
debt-to-income ratio.............................S-26
Defective Mortgage Loans.........................S-55
Detailed Description.............................S-32
Determination Date...............................S-55
DTC.................................................1
Eligible Account.................................S-55
Eligible Investment..............................S-56
Eligible Substitute Mortgage Loan................S-54
ERISA............................................S-69
Events of Servicing Termination..................S-64
Excess Overcollateralization Amount..............S-44
Foreclosure Rate.................................S-28
Funding Period...................................S-30
Global Securities...................................1
group 1 mortgage loans...........................S-30
Group 1 Required Transferor Subordinated Amount..S-40
group 2 mortgage loans...........................S-30
Group 2 Required Transferor Subordinated Amount..S-40
initial mortgage loans...........................S-30
Interest Period..................................S-42
Interest Shortfall Deposit.......................S-55
Investor Fixed Allocation Percentage.............S-38
Investor Floating Allocation Percentage..........S-38
Investor Interest Collections....................S-38
Investor Loss Amount.............................S-38
Investor Loss Reduction Amount...................S-38
Issuing Entity....................................S-3
LIBOR............................................S-42
Liquidated Mortgage Loan.........................S-39
Liquidation Loss Amount..........................S-39
loan group.......................................S-30
loan group 1.....................................S-30
loan group 2.....................................S-30
Loan Group Balance...............................S-39
Loan Pool Balance................................S-39
Loss Utilization Amount..........................S-39
Managed Amortization Period......................S-43
Net Draws........................................S-40
Note Insurer.....................................S-23
notes............................................S-36
OC Deficiency Amount.............................S-40
Optional Termination Date........................S-65
originators......................................S-25
payment date.....................................S-40
Payment Date......................................S-6
Plan Assets Regulation...........................S-69
Pool Characteristics.............................S-32
Prefunded Amount.................................S-30
premium percentage...............................S-62
PTCE.............................................S-70
Rapid Amortization Event.........................S-45
Rapid Amortization Period........................S-43
Rating Agency....................................S-73
Related Documents................................S-52
Required Amount............................S-40, S-44
Required Transferor Subordinated Amount..........S-40
Servicing Fee Rate...............................S-62
Statistical Calculation Date.....................S-32
Subordinated Transferor Collections..............S-44
Subordination Requirement........................S-40
Subsequent Cut-off Date...........................S-4
TIA..............................................S-50
Transfer Date....................................S-58
Transfer Deficiency..............................S-35
Transfer Deposit Amount..........................S-35
transferor.......................................S-21
Transferor Interest..............................S-40
Treasury Bank....................................S-52
trust fund.......................................S-22
Trustee Fee Rate.................................S-62
U.S. Person.........................................4
Undercollateralization Amount....................S-30
Underwriter......................................S-71
Unpaid Investor Interest Shortfall...............S-40
Voting Rights....................................S-48
Weighted Average Net Loan Rate...................S-42

DO NOT ERASE THIS PARAGRAPH MARK

                                    Annex I

                                Loan Group [1]

              Principal Balances for the Group [1] Mortgage Loans


                                                      Percent of                             Weighted     Weighted      Weighted
                             Aggregate       Number    Aggregate     Average      Weighted    Average     Average        Average
                             Principal        of       Principal     Current      Average    Remaining    Credit        Combined
     Range of Principal       Balance       Mortgage    Balance     Principal      Gross       Term       Bureau      Loan-to-Value
        Balances ($)        Outstanding      Loans    Outstanding    Balance     Loan Rate   (months)    Risk Score      Ratio
------------------------   -------------   --------- ------------- -----------  ----------- ----------- ------------ --------------
                           $                              %        $                %                                       %





                           -------------   --------- -------------
         Total             $                            100.00%
                           =============   ========= =============

         As of the Statistical Calculation Date, the average principal balance of the statistical calculation mortgage loans in loan group [1] was approximately $_______.


                Loan Programs for the Group [1] Mortgage Loans


                                                      Percent of                             Weighted     Weighted      Weighted
                             Aggregate       Number    Aggregate     Average      Weighted    Average     Average        Average
                             Principal        of       Principal     Current      Average    Remaining    Credit        Combined
Description of Loan           Balance       Mortgage    Balance     Principal      Gross       Term       Bureau      Loan-to-Value
Programs                    Outstanding      Loans    Outstanding    Balance     Loan Rate   (months)    Risk Score      Ratio
-------------------------  -------------   --------- ------------- -----------  ----------- ----------- ------------ --------------

10 Year Draw/20 Year Repay $                              %        $                %                                       %
5 Year Draw/5 Year Repay..
5 Year Draw/10 Year Repay.
10 Year Draw/15 Year Repay
15 Year Draw/0 Year Repay.


                           -------------   --------- -------------
         Total             $                            100.00%
                           =============   ========= =============

                                    A-I-1

                  Loan Rates for the Group [1] Mortgage Loans

                                                      Percent of                             Weighted     Weighted      Weighted
                             Aggregate       Number    Aggregate     Average      Weighted    Average     Average        Average
                             Principal        of       Principal     Current      Average    Remaining    Credit        Combined
                              Balance       Mortgage    Balance     Principal      Gross       Term       Bureau      Loan-to-Value
   Range of Loan Rates (%)  Outstanding      Loans    Outstanding    Balance     Loan Rate   (months)    Risk Score      Ratio
-------------------------  -------------   --------- ------------- -----------  ----------- ----------- ------------ --------------
                           $                              %        $                %                                       %






                           -------------   --------- -------------
         Total             $                            100.00%
                           =============   ========= =============

As of the Statistical Calculation Date, the weighted average loan rate of the statistical calculation mortgage loans in loan group [1] was approximately _______%.



                                    A-I-2

    Months Remaining to Scheduled Maturity for the Group [1] Mortgage Loans


                                                      Percent of                             Weighted     Weighted      Weighted
                             Aggregate       Number    Aggregate     Average      Weighted    Average     Average        Average
                             Principal        of       Principal     Current      Average    Remaining    Credit        Combined
     Months Remaining to      Balance       Mortgage    Balance     Principal      Gross       Term       Bureau      Loan-to-Valu
     Scheduled Maturity     Outstanding      Loans    Outstanding    Balance     Loan Rate   (months)    Risk Score      Ratio
    --------------------   -------------   --------- ------------- -----------  ----------- ----------- ------------ -------------

                           $                              %        $                %                                       %





                           -------------   --------- -------------
         Total             $                            100.00%
                           =============   ========= =============

         As of the Statistical Calculation Date, the weighted average remaining months to scheduled maturity of the statistical calculation mortgage loans in loan group [1] was approximately _______.

         The above table assumes that the draw period for the statistical calculation mortgage loans with five year draw periods and fifteen year repayment periods will be extended for an additional five years.

        Combined Loan-to-Value Ratios for the Group [1] Mortgage Loans



                                                     Percent of                             Weighted     Weighted      Weighted
                            Aggregate       Number    Aggregate     Average      Weighted    Average     Average        Average
                            Principal        of       Principal     Current      Average    Remaining    Credit        Combined
     Range of Combined       Balance       Mortgage    Balance     Principal      Gross       Term       Bureau      Loan-to-Value
  Loan-to-Value Ratios (%) Outstanding      Loans    Outstanding    Balance     Loan Rate   (months)    Risk Score      Ratio
------------------------  -------------   --------- ------------- -----------  ----------- ----------- ------------ --------------
                           $                              %        $                %                                       %







                           -------------   --------- -------------
         Total             $                            100.00%
                           =============   ========= =============

         As of the Statistical Calculation Date, the weighted average combined loan-to-value ratio of the statistical calculation mortgage loans in loan group [1] was approximately _____%.




                                    A-I-3

         The geographic location used for the following table is determined by the address of the mortgaged property securing the related mortgage loan.

           Geographic Distribution for the Group [1] Mortgage Loans



                                                     Percent of                             Weighted     Weighted      Weighted
                            Aggregate       Number    Aggregate     Average      Weighted    Average     Average        Average
                            Principal        of       Principal     Current      Average    Remaining    Credit        Combined
                             Balance       Mortgage    Balance     Principal      Gross       Term       Bureau      Loan-to-Value
        State              Outstanding      Loans    Outstanding    Balance     Loan Rate   (months)    Risk Score      Ratio
------------------------  -------------   --------- ------------- -----------  ----------- ----------- ------------ --------------
                           $                              %        $                %                                       %







                           -------------   --------- -------------
         Total             $                            100.00%
                           =============   ========= =============




                                    A-I-4

                Credit Scores for the Group [1] Mortgage Loans



                                                     Percent of                             Weighted     Weighted      Weighted
                            Aggregate       Number    Aggregate     Average      Weighted    Average     Average        Average
                            Principal        of       Principal     Current      Average    Remaining    Credit        Combined
                             Balance       Mortgage    Balance     Principal      Gross       Term       Bureau      Loan-to-Value
  Range of Credit Scores   Outstanding      Loans    Outstanding    Balance     Loan Rate   (months)    Risk Score      Ratio
------------------------  -------------   --------- ------------- -----------  ----------- ----------- ------------ --------------
                           $                              %        $                %                                       %







                           -------------   --------- -------------
         Total             $                            100.00%
                           =============   ========= =============

         As of the Statistical Calculation Date, the weighted average credit score of the statistical calculation mortgage loans in loan group [1] was approximately _______.

                Property Type for the Group [1] Mortgage Loans



                                                     Percent of                             Weighted     Weighted      Weighted
                            Aggregate       Number    Aggregate     Average      Weighted    Average     Average        Average
                            Principal        of       Principal     Current      Average    Remaining    Credit        Combined
                             Balance       Mortgage    Balance     Principal      Gross       Term       Bureau      Loan-to-Value
       Property Type       Outstanding      Loans    Outstanding    Balance     Loan Rate   (months)    Risk Score      Ratio
------------------------  -------------   --------- ------------- -----------  ----------- ----------- ------------ --------------
Single Family............. $                              %        $                %                                       %
Planned Unit Development
(PUD).....................
Low-Rise Condominium......
2-4 Units.................
High-Rise Condominium.....
                           -------------   --------- -------------
         Total             $                            100.00%
                           =============   ========= =============

                                    A-I-5

                Gross Margins for the Group [1] Mortgage Loans



                                                     Percent of                             Weighted     Weighted      Weighted
                            Aggregate       Number    Aggregate     Average      Weighted    Average     Average        Average
                            Principal        of       Principal     Current      Average    Remaining    Credit        Combined
     Range of Gross          Balance       Mortgage    Balance     Principal      Gross       Term       Bureau      Loan-to-Value
       Margins (%)         Outstanding      Loans    Outstanding    Balance     Loan Rate   (months)    Risk Score      Ratio
------------------------  -------------   --------- ------------- -----------  ----------- ----------- ------------ --------------
                           $                              %        $                %                                       %







                           -------------   --------- -------------
         Total             $                            100.00%
                           =============   ========= =============

         As of the Statistical Calculation Date, the weighted average gross margin of the statistical calculation mortgage loans in loan group [1] was approximately ____%.



                                    A-I-6

         The credit limit utilization rates in the following table are determined by dividing the principal balance as of the Statistical Calculation Date for the particular grouping by the aggregate of the credit limits of the related credit line agreements.

        Credit Limit Utilization Rates for the Group [1] Mortgage Loans



                                                     Percent of                             Weighted     Weighted      Weighted
                            Aggregate       Number    Aggregate     Average      Weighted    Average     Average        Average
                            Principal        of       Principal     Current      Average    Remaining    Credit        Combined
 Range of Creidt Limit       Balance       Mortgage    Balance     Principal      Gross       Term       Bureau      Loan-to-Value
   Utilization Rates (%)  Outstanding      Loans    Outstanding    Balance     Loan Rate   (months)    Risk Score      Ratio
------------------------  -------------   --------- ------------- -----------  ----------- ----------- ------------ --------------
                           $                              %        $                %                                       %







                           -------------   --------- -------------
         Total             $                            100.00%
                           =============   ========= =============


         As of the Statistical Calculation Date, the average credit limit utilization rate of the statistical calculation mortgage loans in loan group [1] was approximately ____%.



              Maximum Loan Rates for the Group [1] Mortgage Loans



                                                     Percent of                             Weighted     Weighted      Weighted
                            Aggregate       Number    Aggregate     Average      Weighted    Average     Average        Average
                            Principal        of       Principal     Current      Average    Remaining    Credit        Combined
        Maximum              Balance       Mortgage    Balance     Principal      Gross       Term       Bureau      Loan-to-Value
       Loan Rates (%)      Outstanding      Loans    Outstanding    Balance     Loan Rate   (months)    Risk Score      Ratio
------------------------  -------------   --------- ------------- -----------  ----------- ----------- ------------ --------------
                           $                              %        $                %                                       %







                           -------------   --------- -------------
         Total             $                            100.00%
                           =============   ========= =============

         As of the Statistical Calculation Date, the weighted average maximum loan rate of the statistical calculation mortgage loans in loan group [1] was approximately ____%.



                                    A-I-7

                Credit Limits for the Group [1] Mortgage Loans



                                                     Percent of                             Weighted     Weighted      Weighted
                            Aggregate       Number    Aggregate     Average      Weighted    Average     Average        Average
                            Principal        of       Principal     Current      Average    Remaining    Credit        Combined
          Range              Balance       Mortgage    Balance     Principal      Gross       Term       Bureau      Loan-to-Value
    of Credit Limits ($)  Outstanding      Loans    Outstanding    Balance     Loan Rate   (months)    Risk Score      Ratio
------------------------  -------------   --------- ------------- -----------  ----------- ----------- ------------ --------------
                           $                             %         $                 %                                    %





                           -------------   --------- -------------
         Total             $                            100.00%
                           =============   ========= =============


         As of the Statistical Calculation Date, the average credit limit of the statistical calculation mortgage loans in loan group [1] was approximately $_______.

                Lien Priority for the Group [1] Mortgage Loans



                                                     Percent of                             Weighted     Weighted      Weighted
                            Aggregate       Number    Aggregate     Average      Weighted    Average     Average        Average
                            Principal        of       Principal     Current      Average    Remaining    Credit        Combined
                             Balance       Mortgage    Balance     Principal      Gross       Term       Bureau      Loan-to-Value
     Lien Priority         Outstanding      Loans    Outstanding    Balance     Loan Rate   (months)    Risk Score      Ratio
------------------------  -------------   --------- ------------- -----------  ----------- ----------- ------------ --------------
[Second] Liens............ $                             %         $                 %                                    %

                           -------------   --------- -------------
         Total             $                            100.00%
                           =============   ========= =============



              Delinquency Status for the Group [1] Mortgage Loans



                                                     Percent of                             Weighted     Weighted      Weighted
                            Aggregate       Number    Aggregate     Average      Weighted    Average     Average        Average
                            Principal        of       Principal     Current      Average    Remaining    Credit        Combined
                             Balance       Mortgage    Balance     Principal      Gross       Term       Bureau      Loan-to-Value
     Delinquency Status    Outstanding      Loans    Outstanding    Balance     Loan Rate   (months)    Risk Score      Ratio
------------------------  -------------   --------- ------------- -----------  ----------- ----------- ------------ --------------
Current................... $                             %         $                 %                                    %


                           -------------   --------- -------------
         Total             $                            100.00%
                           =============   ========= =============

                                    A-I-8

               Origination Year for the Group [1] Mortgage Loans



                                                     Percent of                             Weighted     Weighted      Weighted
                            Aggregate       Number    Aggregate     Average      Weighted    Average     Average        Average
                            Principal        of       Principal     Current      Average    Remaining    Credit        Combined
                             Balance       Mortgage    Balance     Principal      Gross       Term       Bureau      Loan-to-Value
     Origination Year      Outstanding      Loans    Outstanding    Balance     Loan Rate   (months)    Risk Score      Ratio
------------------------  -------------   --------- ------------- -----------  ----------- ----------- ------------ --------------
                           $                             %         $                 %                                    %





                           -------------   --------- -------------
         Total             $                            100.00%
                           =============   ========= =============

(1) Less than 0.01%.


                                    A-I-9

                                Loan Group [2]

              Principal Balances for the Group [2] Mortgage Loans



                                                     Percent of                             Weighted     Weighted      Weighted
                            Aggregate       Number    Aggregate     Average      Weighted    Average     Average        Average
                            Principal        of       Principal     Current      Average    Remaining    Credit        Combined
     Range of Principal      Balance       Mortgage    Balance     Principal      Gross       Term       Bureau      Loan-to-Value
         Balances ($)      Outstanding      Loans    Outstanding    Balance     Loan Rate   (months)    Risk Score      Ratio
------------------------  -------------   --------- ------------- -----------  ----------- ----------- ------------ --------------
                           $                             %         $                 %                                    %





                           -------------   --------- -------------
         Total             $                            100.00%
                           =============   ========= =============

         As of the Statistical Calculation Date, the average principal balance of the statistical calculation mortgage loans in loan group [2] was approximately $_______.

                                    A-I-10

                Loan Programs for the Group [2] Mortgage Loans



                                                     Percent of                             Weighted     Weighted      Weighted
                            Aggregate       Number    Aggregate     Average      Weighted    Average     Average        Average
                            Principal        of       Principal     Current      Average    Remaining    Credit        Combined
     Description of          Balance       Mortgage    Balance     Principal      Gross       Term       Bureau      Loan-to-Value
      Loan Programs        Outstanding      Loans    Outstanding    Balance     Loan Rate   (months)    Risk Score      Ratio
------------------------  -------------   --------- ------------- -----------  ----------- ----------- ------------ --------------
10 Year Draw/20 Year Repay.$                             %         $                 %                                    %
 5 Year Draw/10 Year Repay.
 10 Year Draw/15 Year Repay
 15 Year Draw/0 Year Repay.
 15 Year Draw/10 Year Repay

                           -------------   --------- -------------
         Total             $                            100.00%
                           =============   ========= =============

         Loan Rates for the Group [2] Mortgage Loans





                                                     Percent of                             Weighted     Weighted      Weighted
                            Aggregate       Number    Aggregate     Average      Weighted    Average     Average        Average
                            Principal        of       Principal     Current      Average    Remaining    Credit        Combined
       Range of             Balance       Mortgage    Balance     Principal      Gross       Term       Bureau      Loan-to-Value
      Loan Rates (%)       Outstanding      Loans    Outstanding    Balance     Loan Rate   (months)    Risk Score      Ratio
------------------------  -------------   --------- ------------- -----------  ----------- ----------- ------------ --------------
                           $                             %         $                 %                                    %





                           -------------   --------- -------------
         Total             $                            100.00%
                           =============   ========= =============


         As of the Statistical Calculation Date, the weighted average loan rate of the statistical calculation mortgage loans in loan group [2] was approximately ____%.



                                    A-I-11

    Months Remaining to Scheduled Maturity for the Group [2] Mortgage Loans



                                                     Percent of                             Weighted     Weighted      Weighted
                            Aggregate       Number    Aggregate     Average      Weighted    Average     Average        Average
                            Principal        of       Principal     Current      Average    Remaining    Credit        Combined
  Months Remaining to        Balance       Mortgage    Balance     Principal      Gross       Term       Bureau      Loan-to-Value
  Scheduled Maturity       Outstanding      Loans    Outstanding    Balance     Loan Rate   (months)    Risk Score      Ratio
------------------------  -------------   --------- ------------- -----------  ----------- ----------- ------------ --------------
                           $                             %         $                 %                                    %





                           -------------   --------- -------------
         Total             $                            100.00%
                           =============   ========= =============

(1) Less than 0.01%

         As of the Statistical Calculation Date, the weighted average remaining months to scheduled maturity of the statistical calculation mortgage loans in loan group [2] was approximately _______.

         The above table assumes that the draw period for the mortgage loans with five year draw periods and fifteen year repayment periods will be extended for an additional five years.

        Combined Loan-to-Value Ratios for the Group [2] Mortgage Loans



                                                     Percent of                             Weighted     Weighted      Weighted
                            Aggregate       Number    Aggregate     Average      Weighted    Average     Average        Average
                            Principal        of       Principal     Current      Average    Remaining    Credit        Combined
     Range of Combined       Balance       Mortgage    Balance     Principal      Gross       Term       Bureau      Loan-to-Value
  Loan-to-Value Ratios (%) Outstanding      Loans    Outstanding    Balance     Loan Rate   (months)    Risk Score      Ratio
------------------------  -------------   --------- ------------- -----------  ----------- ----------- ------------ --------------
                           $                             %         $                 %                                    %





                           -------------   --------- -------------
         Total             $                            100.00%
                           =============   ========= =============



         As of the Statistical Calculation Date, the weighted average combined loan-to-value ratio of the statistical calculation mortgage loans in loan group [2] was approximately _______%.




                                    A-I-12

         The geographic location used for the following table is determined by the address of the mortgaged property securing the related mortgage loan.

           Geographic Distribution for the Group [2] Mortgage Loans



                                                     Percent of                             Weighted     Weighted      Weighted
                            Aggregate       Number    Aggregate     Average      Weighted    Average     Average        Average
                            Principal        of       Principal     Current      Average    Remaining    Credit        Combined
                             Balance       Mortgage    Balance     Principal      Gross       Term       Bureau      Loan-to-Value
        State              Outstanding      Loans    Outstanding    Balance     Loan Rate   (months)    Risk Score      Ratio
------------------------  -------------   --------- ------------- -----------  ----------- ----------- ------------ --------------
                           $                              %        $                %                                       %







                           -------------   --------- -------------
         Total             $                            100.00%
                           =============   ========= =============




                                    A-I-13

                Credit Scores for the Group [2] Mortgage Loans



                                                     Percent of                             Weighted     Weighted      Weighted
                            Aggregate       Number    Aggregate     Average      Weighted    Average     Average        Average
                            Principal        of       Principal     Current      Average    Remaining    Credit        Combined
                             Balance       Mortgage    Balance     Principal      Gross       Term       Bureau      Loan-to-Value
  Range of Credit Scores   Outstanding      Loans    Outstanding    Balance     Loan Rate   (months)    Risk Score      Ratio
------------------------  -------------   --------- ------------- -----------  ----------- ----------- ------------ --------------
                           $                              %        $                %                                       %







                           -------------   --------- -------------
         Total             $                            100.00%
                           =============   ========= =============

         As of the Statistical Calculation Date, the weighted average credit score of the statistical calculation mortgage loans in loan group [2] was approximately _______.

                Property Type for the Group [2] Mortgage Loans



                                                     Percent of                             Weighted     Weighted      Weighted
                            Aggregate       Number    Aggregate     Average      Weighted    Average     Average        Average
                            Principal        of       Principal     Current      Average    Remaining    Credit        Combined
                             Balance       Mortgage    Balance     Principal      Gross       Term       Bureau      Loan-to-Value
       Property Type       Outstanding      Loans    Outstanding    Balance     Loan Rate   (months)    Risk Score      Ratio
------------------------  -------------   --------- ------------- -----------  ----------- ----------- ------------ --------------
Single Family............. $                              %        $                %                                       %
Planned Unit Development
(PUD).....................
Low-Rise Condominium......
2-4 Units.................
High-Rise Condominium.....
                           -------------   --------- -------------
         Total             $                            100.00%
                           =============   ========= =============

                                    A-I-14

                Gross Margins for the Group [2] Mortgage Loans



                                                     Percent of                             Weighted     Weighted      Weighted
                            Aggregate       Number    Aggregate     Average      Weighted    Average     Average        Average
                            Principal        of       Principal     Current      Average    Remaining    Credit        Combined
     Range of Gross          Balance       Mortgage    Balance     Principal      Gross       Term       Bureau      Loan-to-Value
       Margins (%)         Outstanding      Loans    Outstanding    Balance     Loan Rate   (months)    Risk Score      Ratio
------------------------  -------------   --------- ------------- -----------  ----------- ----------- ------------ --------------
                           $                              %        $                %                                       %







                           -------------   --------- -------------
         Total             $                            100.00%
                           =============   ========= =============

         As of the Statistical Calculation Date, the weighted average gross margin of the statistical calculation mortgage loans in loan group [2] was approximately ____%.


                                    A-I-15

         The credit limit utilization rates in the following table are determined by dividing the principal balance as of the Statistical Calculation Date for the particular grouping by the aggregate of the credit limits of the related credit line agreements.

        Credit Limit Utilization Rates for the Group [2] Mortgage Loans



                                                     Percent of                             Weighted     Weighted      Weighted
                            Aggregate       Number    Aggregate     Average      Weighted    Average     Average        Average
                            Principal        of       Principal     Current      Average    Remaining    Credit        Combined
 Range of Creidt Limit       Balance       Mortgage    Balance     Principal      Gross       Term       Bureau      Loan-to-Value
   Utilization Rates (%)  Outstanding      Loans    Outstanding    Balance     Loan Rate   (months)    Risk Score      Ratio
------------------------  -------------   --------- ------------- -----------  ----------- ----------- ------------ --------------
                           $                              %        $                %                                       %







                           -------------   --------- -------------
         Total             $                            100.00%
                           =============   ========= =============


         As of the Statistical Calculation Date, the average credit limit utilization rate of the statistical calculation mortgage loans in loan group [2] was approximately ____%.



              Maximum Loan Rates for the Group [2] Mortgage Loans



                                                     Percent of                             Weighted     Weighted      Weighted
                            Aggregate       Number    Aggregate     Average      Weighted    Average     Average        Average
                            Principal        of       Principal     Current      Average    Remaining    Credit        Combined
        Maximum              Balance       Mortgage    Balance     Principal      Gross       Term       Bureau      Loan-to-Value
       Loan Rates (%)      Outstanding      Loans    Outstanding    Balance     Loan Rate   (months)    Risk Score      Ratio
------------------------  -------------   --------- ------------- -----------  ----------- ----------- ------------ --------------
                           $                              %        $                %                                       %







                           -------------   --------- -------------
         Total             $                            100.00%
                           =============   ========= =============

         As of the Statistical Calculation Date, the weighted average maximum loan rate of the statistical calculation mortgage loans in loan group [2] was approximately ____%.


                                    A-I-16

                Credit Limits for the Group [2] Mortgage Loans



                                                     Percent of                             Weighted     Weighted      Weighted
                            Aggregate       Number    Aggregate     Average      Weighted    Average     Average        Average
                            Principal        of       Principal     Current      Average    Remaining    Credit        Combined
          Range              Balance       Mortgage    Balance     Principal      Gross       Term       Bureau      Loan-to-Value
    of Credit Limits ($)  Outstanding      Loans    Outstanding    Balance     Loan Rate   (months)    Risk Score      Ratio
------------------------  -------------   --------- ------------- -----------  ----------- ----------- ------------ --------------
                           $                             %         $                 %                                    %





                           -------------   --------- -------------
         Total             $                            100.00%
                           =============   ========= =============


         As of the Statistical Calculation Date, the average credit limit of the statistical calculation mortgage loans in loan group [2] was approximately $_______.


                                    A-I-17

                Lien Priority for the Group [2] Mortgage Loans



                                                     Percent of                             Weighted     Weighted      Weighted
                            Aggregate       Number    Aggregate     Average      Weighted    Average     Average        Average
                            Principal        of       Principal     Current      Average    Remaining    Credit        Combined
                             Balance       Mortgage    Balance     Principal      Gross       Term       Bureau      Loan-to-Value
     Lien Priority         Outstanding      Loans    Outstanding    Balance     Loan Rate   (months)    Risk Score      Ratio
------------------------  -------------   --------- ------------- -----------  ----------- ----------- ------------ --------------
[Second] Liens............ $                             %         $                 %                                    %

                           -------------   --------- -------------
         Total             $                            100.00%
                           =============   ========= =============



              Delinquency Status for the Group [2] Mortgage Loans



                                                     Percent of                             Weighted     Weighted      Weighted
                            Aggregate       Number    Aggregate     Average      Weighted    Average     Average        Average
                            Principal        of       Principal     Current      Average    Remaining    Credit        Combined
                             Balance       Mortgage    Balance     Principal      Gross       Term       Bureau      Loan-to-Value
     Delinquency Status    Outstanding      Loans    Outstanding    Balance     Loan Rate   (months)    Risk Score      Ratio
------------------------  -------------   --------- ------------- -----------  ----------- ----------- ------------ --------------
Current................... $                             %         $                 %                                    %


                           -------------   --------- -------------
         Total             $                            100.00%
                           =============   ========= =============



               Origination Year for the Group [2] Mortgage Loans



                                                     Percent of                             Weighted     Weighted      Weighted
                            Aggregate       Number    Aggregate     Average      Weighted    Average     Average        Average
                            Principal        of       Principal     Current      Average    Remaining    Credit        Combined
                             Balance       Mortgage    Balance     Principal      Gross       Term       Bureau      Loan-to-Value
     Origination Year      Outstanding      Loans    Outstanding    Balance     Loan Rate   (months)    Risk Score      Ratio
------------------------  -------------   --------- ------------- -----------  ----------- ----------- ------------ --------------
                           $                             %         $                 %                                    %





                           -------------   --------- -------------
         Total             $                            100.00%
                           =============   ========= =============

(1) Less than 0.01%.



                                    A-I-18

                                   Annex II

                     Global Clearance, Settlement and Tax
                           Documentation Procedures

         Except in certain limited circumstances, the globally offered Revolving Home Equity Loan Asset Backed Notes, Series 200_-_ (the "Global Securities") will be available only in book-entry form. Investors in the Global Securities may hold them through any of The Depository Trust Company ("DTC"), Clearstream, Luxembourg or Euroclear. The Global Securities will be tradeable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

         Secondary market trading between investors holding interests in Global Securities through Clearstream, Luxembourg and Euroclear will be conducted in accordance with their normal rules and operating procedures and in accordance with conventional eurobond practice. Secondary market trading between investors holding interests in Global Securities through DTC will be conducted according to the rules and procedures applicable to U.S. corporate debt obligations.

         Secondary cross-market trading between investors holding interests in Global Securities through Clearstream, Luxembourg or Euroclear and investors holding interests in Global Securities through DTC participants will be effected on a delivery-against-payment basis through the respective depositories of Clearstream, Luxembourg and Euroclear (in that capacity) and other DTC participants.

         Although DTC, Euroclear and Clearstream, Luxembourg are expected to follow the procedures described below to facilitate transfers of interests in the Global Securities among participants of DTC, Euroclear and Clearstream, Luxembourg, they are under no obligation to perform or continue to perform those procedures, and those procedures may be discontinued at any time. Neither the issuing entity nor the indenture trustee will have any responsibility for the performance by DTC, Euroclear and Clearstream, Luxembourg or their respective participants or indirect participants of their respective obligations under the rules and procedures governing their obligations.

         Non-U.S. holders (as described below) of Global Securities will be subject to U.S. withholding taxes unless the holders meet certain requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.

Initial Settlement

         The Global Securities will be registered in the name of Cede & Co. as nominee of DTC. Investors' interests in the Global Securities will be represented through financial institutions acting on their behalf as direct and indirect participants in DTC. Clearstream, Luxembourg and Euroclear will hold positions on behalf of their participants through their respective depositories, which in turn will hold the positions in accounts as DTC participants.

         Investors electing to hold interests in Global Securities through DTC participants, rather than through Clearstream, Luxembourg or Euroclear accounts, will be subject to the settlement practices applicable to similar issues of pass-through notes. Investors' securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

         Investors electing to hold interests in Global Securities through Clearstream, Luxembourg or Euroclear accounts will follow the settlement procedures applicable to conventional eurobonds, except that there will be no temporary global security and no "lock-up" or restricted period. Interests in Global Securities will be credited to the securities custody accounts on the settlement date against payment in same-day funds.

Secondary Market Trading

         Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

                                    A-II-1

         Transfers between DTC Participants. Secondary market trading between DTC participants will be settled using the DTC procedures applicable to similar issues of pass-through notes in same-day funds.

         Transfers between Clearstream, Luxembourg and/or Euroclear Participants. Secondary market trading between Clearstream, Luxembourg participants or Euroclear participants and/or investors holding interests in Global Securities through them will be settled using the procedures applicable to conventional eurobonds in same-day funds.

         Transfers between DTC seller and Clearstream, Luxembourg or Euroclear purchaser. When interests in Global Securities are to be transferred on behalf of a seller from the account of a DTC participant to the account of a Clearstream, Luxembourg participant or a Euroclear participant or a purchaser, the purchaser will send instructions to Clearstream, Luxembourg or Euroclear through a Clearstream, Luxembourg participant or Euroclear participant at least one business day before settlement. Clearstream, Luxembourg or the Euroclear operator will instruct its respective depository to receive an interest in the Global Securities against payment. Payment will include interest accrued on the Global Securities from and including the last payment date to but excluding the settlement date. Payment will then be made by the respective depository to the DTC participant's account against delivery of an interest in the Global Securities. After settlement has been completed, the interest will be credited to the respective clearing system, and by the clearing system, in accordance with its usual procedures, to the Clearstream, Luxembourg participant's or Euroclear participant's account. The credit of the interest will appear on the next business day and the cash debit will be back-valued to, and the interest on the Global Securities will accrue from, the value date (which would be the preceding day when settlement occurred in New York). If settlement is not completed through DTC on the intended value date (i.e., the trade fails), the Clearstream, Luxembourg or Euroclear cash debit will be valued instead as of the actual settlement date.

         Clearstream, Luxembourg participants and Euroclear participants will need to make available to the respective clearing system the funds necessary to process same-day funds settlement. The most direct means of doing so is to pre-position funds for settlement from cash on hand, in which case the Clearstream, Luxembourg participants or Euroclear participants will take on credit exposure to Clearstream, Luxembourg or the Euroclear operator until interests in the Global Securities are credited to their accounts one day later.

         As an alternative, if Clearstream, Luxembourg or the Euroclear operator has extended a line of credit to them, Clearstream, Luxembourg participants or Euroclear participants can elect not to pre-position funds and allow that credit line to be drawn upon. Under this procedure, Clearstream, Luxembourg participants or Euroclear participants receiving interests in Global Securities for purchasers would incur overdraft charges for one day, to the extent they cleared the overdraft when interests in the Global Securities were credited to their accounts. However, interest on the Global Securities would accrue from the value date. Therefore, the investment income on the interest in the Global Securities earned during that one-day period would tend to offset the amount of the overdraft charges, although this result will depend on each Clearstream, Luxembourg participant's or Euroclear participant's particular cost of funds.

         Since the settlement through DTC will take place during New York business hours, DTC participants are subject to DTC procedures for transferring interests in Global Securities to the respective depository of Clearstream, Luxembourg or Euroclear for the benefit of Clearstream, Luxembourg participants or Euroclear participants. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the seller settling the sale through a DTC participant, a cross-market transaction will settle no differently than a sale to a purchaser settling through a DTC participant.

         Finally, intra-day traders that use Clearstream, Luxembourg participants or Euroclear participants to purchase interests in Global Securities from DTC participants or sellers settling through them for delivery to Clearstream, Luxembourg participants or Euroclear participants should note that these trades will automatically fail on the sale side unless affirmative action is taken. At least three techniques should be available to eliminate this potential condition:

         (a) borrowing interests in Global Securities through Clearstream, Luxembourg or Euroclear for one day (until the purchase side of the intra-day trade is reflected in the relevant Clearstream, Luxembourg or Euroclear accounts) in accordance with the clearing system's customary procedures;

                                    A-II-2

         (b) borrowing interests in Global Securities in the United States from a DTC participant no later than one day before settlement, which would give sufficient time for the interests to be reflected in the relevant Clearstream, Luxembourg or Euroclear accounts to settle the sale side of the trade; or

         (c) staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC participant is at least one day before the value date for the sale to the Clearstream, Luxembourg participant or Euroclear participant.

         Transfers between Clearstream, Luxembourg or Euroclear seller and DTC purchaser. Due to time zone differences in their favor, Clearstream, Luxembourg participants and Euroclear participants may employ their customary procedures for transactions in which interests in Global Securities are to be transferred by the respective clearing system, through the respective depository, to a DTC participant. The seller will send instructions to Clearstream, Luxembourg or the Euroclear operator through a Clearstream, Luxembourg participant or Euroclear participant at least one business day before settlement. Clearstream, Luxembourg or Euroclear will instruct its respective depository to credit an interest in the Global Securities to the DTC participant's account against payment. Payment will include interest accrued on the Global Securities from and including the last payment date to but excluding the settlement date. The payment will then be reflected in the account of the Clearstream, Luxembourg participant or Euroclear participant the following business day, and receipt of the cash proceeds in the Clearstream, Luxembourg participant's or Euroclear participant's account would be back-valued to the value date (which would be the preceding day, when settlement occurred through DTC in New York). If settlement is not completed on the intended value date (i.e., the trade fails), receipt of the cash proceeds in the Clearstream, Luxembourg participant's or Euroclear participant's account would instead be valued as of the actual settlement date.

Certain U.S. Federal Income Tax Documentation Requirements

         A Beneficial Owner of Global Securities holding securities through Clearstream, Luxembourg or Euroclear (or through DTC if the holder has an address outside the United States) will be subject to the 30% U.S. withholding tax that generally applies to payments of interest (including original issue discount) on registered debt issued by U.S. Persons, unless (i) each clearing system, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business in the chain of intermediaries between the Beneficial Owner and the U.S. entity required to withhold tax complies with applicable certification requirements and (ii) the beneficial owner takes one of the following steps to obtain an exemption or reduced tax rate:

     o Exemption for non-U.S. Persons (W-8BEN). In general, Beneficial Owners of notes that are non-U.S. Persons can obtain a complete exemption from the withholding tax by filing a signed Form W-8BEN (Certificate of Foreign Status of Beneficial Ownership for United States Tax Withholding). If the information shown on Form W-8BEN changes a new Form W-8BEN must be filed within 30 days of the change. More complex rules apply if notes are held through a non-U.S. intermediary (which includes an agent, nominee, custodian, or other person who holds a Note for the account of another) or non-U.S. flow-through entity (which includes a partnership, trust, and certain fiscally transparent entities).

     o Exemption for non-U.S. Persons with effectively connected income (Form W-8ECI). A non-U.S. Person, including a non-U.S. corporation or bank with a U.S. branch, for which the interest income is effectively connected with its conduct of a trade or business in the United States can obtain an exemption from the withholding tax by filing Form W-8ECI (Certificate of Foreign Person's Claim for Exemption from Withholding or Income Effectively Connected with the Conduct of a Trade or Business in the United States).

     o Exemption or reduced rate for non-U.S. Persons resident in treaty countries (Form W-8BEN). In general, Non-U.S. Persons that are Beneficial Owners residing in a country that has a tax treaty with the United States can obtain an exemption or reduced tax rate (depending on the treaty terms) by Form W-8BEN (Certificate of Foreign Status of Beneficial Ownership for United States Tax Withholding). More complex rules apply where notes are held through a Non-U.S. Intermediary or Non-U.S. Flow Through Entity.

                                    A-II-3

     o Exemption for U.S. Persons (Form W-9). U.S. Persons can obtain a complete exemption from the withholding tax by filing Form W-9 (Payer's Request for Taxpayer Identification Number and
         Certification).

     o U.S. Federal Income Tax Reporting Procedure. The Beneficial Owner of a Global Security files by submitting the appropriate form to the person through whom it holds (the clearing agency, in the case of persons holding directly on the books of the clearing agency).

         Generally, a Form W-8BEN and a Form W-8ECI will remain in effect for a period starting on the date the form is signed and ending on the last day of the third succeeding calendar year unless a change in circumstances makes any information of the form incorrect. In addition, a Form W-8BEN furnished with a U.S. taxpayer identification number will remain in effect until a change of circumstances makes any information of the form incorrect, provided that the withholding agent reports on Form 1042-S at least one payment annually to the beneficial owner who provided the form.

         The term "U.S. Person" means (i) a citizen or resident of the United States, (ii) a corporation or partnership or other entity treated as a corporation or partnership for federal income tax purposes created or organized in or under the laws of the United States, any State thereof or the District of Columbia, (iii) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source, (iv) a trust if a court within the United States is able to exercise primary supervision of the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust, or (v) certain eligible trusts that elect to be taxed as U.S. Persons. This summary does not deal with all aspects of U.S. Federal income tax withholding that may be relevant to foreign holders of the Global Securities. Investors are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of the Global Securities.


                                    A-II-4

                                   $-------
                                 (APPROXIMATE)

                    CWHEQ Revolving Home Equity Loan Trust,
                                 Series 200_-_
                                Issuing Entity

                                  CWHEQ, Inc.
                                   Depositor


                                  Countrywide
                                  -----------
                                  HOME LOANS

                      Sponsor, Seller and Master Servicer

                          Revolving Home Equity Loan
                       Asset Backed Notes, Series 200_-_
                                ---------------


                             PROSPECTUS SUPPLEMENT
                                ---------------


[Countrywide Securities Corporation]                              [Underwriter]

    You should rely only on the information contained or incorporated by reference in this prospectus supplement and accompanying prospectus. We have not authorized anyone to provide you with different information.

    We are not offering the Revolving Home Equity Loan Asset Backed Notes, Series 200_-_ in any state where the offer is not permitted.

    Dealers will deliver a prospectus supplement and prospectus when acting as underwriters of the Revolving Home Equity Loan Asset Backed Notes, Series 200_-_ and with respect to their unsold allotments or subscriptions. In addition, all dealers selling the Revolving Home Equity Loan Asset Backed Notes, Series 200_-_ will be required to deliver a prospectus supplement and prospectus until 90 days after the date of this prospectus supplement.


                                 _______, 200_

PROSPECTUS

                                  CWHEQ, INC.
                                   Depositor

                            Asset Backed Securities
                             (Issuable in Series)

-----------------------------   The Trusts
Please carefully consider
our discussion of some of       Each trust will be established to hold assets in
the risks of investing in       its trust fund transferred to it by CWHEQ, Inc.
the securities under "Risk      The assets in each trust fund will be specified
Factors" beginning on page 5.   in the prospectus supplement for the particular
                                trust and will generally consist of:
The securities will represent
obligations of the related      o  mortgage loans secured by first and/or
trust fund only and will not       subordinate liens on one- to four-family
represent an interest in or        residential properties,
obligations of CWABS, Inc.,
any seller, servicer, or any    o  revolving home equity lines of credit
of their affiliates.               secured in whole or in part by first and/or
-----------------------------      subordinate liens on one- to four-family
                                   residential properties, or

                                o home improvement loans, secured by first or subordinate liens on one- to four-family CWABS, Inc., any seller, residential properties or by personal property security interests, and home improvement servicer, or any of their sales contracts, secured by personal property security interests.

                                o collections arising from one or more types of the loans described above which are not used to make payments on securities issued by a trust fund, including excess servicing fees and prepayment charges;

                                o mortgage pass-through securities issued or guaranteed by Ginnie Mae, Fannie Mae, or Freddie Mac; or

                                o mortgage-backed securities evidencing an interest in, or secured by, loans of the type that would otherwise be eligible to be loans included in a trust fund and issued by entities other than Ginnie Mae, Fannie Mae or Freddie Mac.

The Securities

CWHEQ, Inc. will sell either certificates or notes pursuant to a prospectus supplement. The securities will be grouped into one or more series, each having its own distinct designation. Each series will be issued in one or more classes and each class will evidence beneficial ownership (in the case of certificates) or a right to receive payments supported by (in the case of notes) of a specified portion of future payments on the assets in the trust fund that the series relates to. A prospectus supplement for a series will specify all of the terms of the series and of each of the classes in the series.

Credit Enhancement

If the securities have any type of credit enhancement, the prospectus supplement for the related series will describe the credit enhancement. The types of credit enhancement are generally described in this prospectus.

Offers of Securities

The securities may be offered through several different methods, including offerings through underwriters.

                        -----------------------------

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[o] , 2005

                               Table of Contents





Important Notice About Information in This                       Servicing and Other Compensation and
  Prospectus and Each Accompanying                                 Payment of Expenses.........................79
  Prospectus Supplement.............................5            Evidence as to Compliance.....................80
Risk Factors........................................6            Certain Matters Regarding the Master
The Trust Fund.....................................21              Servicer and the Depositor..................80
     General.......................................21            Events of Default; Rights Upon Event of
     The Loans.....................................22              Default.....................................82
     Substitution of Trust Fund Assets.............34            Amendment.....................................84
     Available Information.........................34            Termination; Optional Termination.............86
     Incorporation of Certain Documents by                       The Trustee...................................87
        Reference..................................34       Certain Legal Aspects of the Loans.................87
     Reports to Securityholders....................35            General.......................................87
Use of Proceeds....................................35            Foreclosure...................................88
The Depositor......................................36            Environmental Risks...........................90
Loan Program.......................................36            Rights of Redemption..........................92
     Underwriting Standards........................36            Anti-Deficiency Legislation and Other
     Qualifications of Sellers and Originators.....38              Limitations On Lenders......................92
     Representations by Sellers; Repurchases.......38            Due-On-Sale Clauses...........................93
Description of the Securities......................40            Enforceability of Prepayment and Late
     General.......................................41              Payment Fees................................94
     Distributions on Securities...................42            Applicability of Usury Laws...................94
     Advances......................................45            Home Improvement Finance......................94
     Reports to Securityholders....................45            Servicemembers Civil Relief Act...............96
     Categories of Classes of Securities...........47            Junior Mortgages and Rights of Senior
     Indices Applicable to Floating Rate and                       Mortgagees..................................96
       Inverse Floating Rate Classes...............50            Other Loan Provisions and Lender
     Book-Entry Registration of Securities.........53              Requirements................................96
Credit Enhancement.................................58            Priority of Additional Advances...............97
     General.......................................58            The Title I Program...........................97
     Subordination.................................59            Consumer Protection Laws.....................101
     Letter of Credit..............................60       Material Federal Income Tax Consequences..........102
     Insurance Policies, Surety Bonds and                        General......................................102
       Guaranties..................................60            Taxation of Debt Securities..................103
     Overcollateralization.........................61            Taxation of the REMIC and Its Holders........108
     Reserve Accounts..............................61            REMIC Expenses; Single Class REMICs..........108
     Pool Insurance Policies.......................61            Taxation of the REMIC........................109
     Financial Instruments.........................63            Taxation of Holders of REMIC Residual
     Cross Support.................................63              Interests..................................110
Yield and Prepayment Considerations................64            Administrative Matters.......................114
The Agreements.....................................67            Tax Status as a Grantor Trust................115
     Assignment of the Trust Fund Assets...........67            Sale or Exchange.............................117
     Payments on Loans; Deposits to Security                     Miscellaneous Tax Aspects....................118
       Account.....................................70            Proposed Reporting Regulations...............118
     Pre-Funding Account...........................73            Tax Treatment of Foreign Investors...........118
     Sub-Servicing by Sellers......................75            Tax Characterization of the Trust Fund
     Collection Procedures.........................75              as a Partnership...........................119
     Hazard Insurance..............................77            Tax Consequences to Holders of the
     Realization Upon Defaulted Loans..............79              Notes......................................120



     Tax Consequences to Holders of the                     Method of Distribution............................131
       Certificates...............................122       Legal Matters.....................................132
Other Tax Considerations..........................126       Financial Information.............................132
ERISA Considerations..............................126       Rating............................................132
Legal Investment..................................130       Index of Defined Terms............................134

        Important Notice About Information in This Prospectus and Each
                      Accompanying Prospectus Supplement

     Information about each series of securities is contained in two separate documents:

          o this prospectus, which provides general information, some of which may not apply to a particular series; and

          o the accompanying prospectus supplement for a particular series, which describes the specific terms of the securities of that series.

     The prospectus supplement will contain information about a particular series that supplements the information contained in this prospectus, and you should rely on that supplementary information in the prospectus supplement.

     You should rely only on the information in this prospectus and the accompanying prospectus supplement. We have not authorized anyone to provide you with information that is different from that contained in this prospectus and the accompanying prospectus supplement.

                               ----------------

     If you require additional information, the mailing address of our principal executive offices is CWHEQ, Inc., 4500 Park Granada, Calabasas, California 91302 and the telephone number is (818) 225-3000. For other means of acquiring additional information about us or a series of securities, see "The Trust Fund - Incorporation of Certain Documents by Reference" beginning on page 21.

                                 Risk Factors

     You should carefully consider the following information since it identifies significant risks associated with an investment in the securities.

Limited Source of Payments - No     The applicable prospectus supplement may
Recourse To Sellers, Depositor      provide that securities will be payable
Or Servicer                         from other trust funds in addition to
                                    their associated trust fund, but if it
                                    does not, they will be payable solely from their associated trust fund. If the trust fund does not have sufficient assets to distribute the full amount due to you as a securityholder, your yield will be impaired, and perhaps even the return of your principal may be impaired, without your having recourse to anyone else.
                                    Furthermore, at the times specified in the applicable prospectus supplement, certain assets of the trust fund may be released and paid out to other people, such as the depositor, a servicer, a credit enhancement provider, or any other person entitled to payments from the trust fund.
                                    Those assets will no longer be available to make payments to you. Those payments are generally made after other specified payments that may be set forth in the applicable prospectus supplement have been made.

                                    You will not have any recourse against the depositor or any servicer if you do not receive a required distribution on the securities. Nor will you have recourse against the assets of the trust fund of any other series of securities.

                                    The securities will not represent an
                                    interest in the depositor, any servicer, any seller to the depositor, or anyone else except the trust fund. The only obligation of the depositor to a trust fund comes from certain representations and warranties made by it about assets transferred to the trust fund. If these representations and warranties turn out to be untrue, the depositor may be required to repurchase some of the transferred assets. CWHEQ, Inc., which is the depositor, does not have significant assets and is unlikely to have significant assets in the future. So if the depositor were required to repurchase a loan because of a breach of a representation, its only sources of funds for the repurchase would be:

                                         o  funds obtained from enforcing a
                                            corresponding obligation of a seller
                                            or originator of the loan, or

                                         o  funds from a reserve fund or similar
                                            credit enhancement established to
                                            pay for loan repurchases.

                                    The only obligations of the master
                                    servicer to a trust fund (other than its master servicing obligations) comes from certain representations and warranties made by it in connection with its loan servicing activities. If these representations and warranties turn out to be untrue, the master servicer may be required to repurchase or substitute for some of the loans. However, the master servicer may not have the financial ability to make the required repurchase or substitution.

                                    The only obligations to a trust fund of a seller of loans to the depositor comes from certain representations and warranties made by it in connection with its sale of the loans and certain document delivery requirements. If these representations and warranties turn out to be untrue, or the seller fails to deliver required documents, it may be required to repurchase or substitute for some of the loans. However, the seller may not have the financial ability to make the required repurchase or substitution.

Credit Enhancement May Not Be       Credit enhancement is intended to reduce the
Sufficient to Protect You From      effect of loan losses.  But credit
Losses                              enhancements may benefit only some
                                    classes of a series of securities and the amount of any credit enhancement will be limited as described in the related prospectus supplement. Furthermore, the amount of a credit enhancement may decline over time pursuant to a schedule or formula or otherwise, and could be depleted from payments or for other reasons before the securities covered by the credit enhancement are paid in full.
                                    In addition, a credit enhancement may not cover all potential sources of loss. For example, a credit enhancement may or may not cover fraud or negligence by a loan originator or other parties. Also, all or a portion of the credit enhancement may be reduced, substituted for, or even eliminated so long as the rating agencies rating the securities indicate that the change in credit enhancement would not cause them to change adversely their rating of the securities. Consequently, securityholders may suffer losses even though a credit enhancement exists and its provider does not default..

Nature Of Mortgages                 The mortgages and deeds of trust securing
   Junior Status of Liens           the home equity loans and home improvement
   Securing Home Equity Loans       loans will be primarily junior liens
   and Home Improvement Loans       subordinate to the rights of the mortgagee
   Could Adversely Affect You       under the related senior mortgage(s) or
                                    deed(s) of trust. Accordingly, the proceeds from any liquidation, insurance or condemnation proceeds will be available to satisfy the outstanding balance of the junior lien only to the extent that the claims of the related senior mortgagees have been satisfied in full, including any related foreclosure costs. In addition, if a junior mortgagee forecloses on the property securing a junior mortgage, it forecloses subject to any senior mortgage and must take one of the following steps to protect its interest in the property:

                                         o pay the senior mortgage in full at or
                                           prior to the foreclosure sale, or

                                         o assume the payments on the senior
                                           mortgage in the event the mortgagor
                                           is in default under the senior
                                           mortgage.

                                    The trust fund may effectively be
                                    prevented from foreclosing on the related property since it will have no funds to satisfy any senior mortgages or make payments due to any senior mortgagees.

                                    Some states have imposed legal limits on the remedies of a secured lender in the event that the proceeds of any sale under a deed of trust or other foreclosure proceedings are insufficient to pay amounts owed to that secured lender. In some states, including California, if a lender simultaneously originates a loan secured by a senior lien on a particular property and a loan secured by a junior lien on the same property, that lender as the holder of the junior lien may be precluded from obtaining a deficiency judgment with respect to the excess of:

                                         o the aggregate amount owed under both
                                           the senior and junior loans over

                                         o the proceeds of any sale under a deed
                                           of trust or other foreclosure
                                           proceedings.

                                    See "Certain Legal Aspects of the Loans --
                                    Anti-Deficiency Legislation; Bankruptcy
                                    Laws; Tax Liens."

   Cooperative Loans May            Cooperative loans are evidenced by
   Experience Relatively            promissory notes secured by security
   Higher Losses                    interests in shares issued by private
                                    corporations that are entitled to be treated as housing cooperatives under the Internal
                                    Revenue Code and in the related
                                    proprietary leases or occupancy agreements granting exclusive rights to occupy specific dwelling units in the corporations' buildings.

                                    If there is a blanket mortgage (or
                                    mortgages) on the cooperative apartment
                                    building and/or underlying land, as is
                                    generally the case, the cooperative, as
                                    property borrower, is responsible for
                                    meeting these mortgage or rental
                                    obligations. If the cooperative is unable to meet the payment obligations arising under a blanket mortgage, the mortgagee holding a blanket mortgage could foreclose on that mortgage and terminate all subordinate proprietary leases and occupancy agreements. A foreclosure by the holder of a blanket mortgage could eliminate or significantly diminish the value of any collateral held by the lender who financed an individual tenant-stockholder of cooperative shares or, in the case of the mortgage loans, the collateral securing the cooperative loans.

                                    If there is an underlying lease of the
                                    land, as is the case in some instances,
                                    the cooperative is responsible for meeting the related rental obligations. If the cooperative is unable to meet its obligations arising under its land lease, the holder of the land lease could terminate the land lease and all subordinate proprietary leases and occupancy agreements. The termination of the land lease by its holder could eliminate or significantly diminish the value of any collateral held by the lender who financed an individual tenant-stockholder of the cooperative shares or, in the case of the mortgage loans, the collateral securing the cooperative loans. A land lease also has an expiration date and the inability of the cooperative to extend its term or, in the alternative, to purchase the land could lead to termination of the cooperative's interest in the property and termination of all proprietary leases and occupancy agreements which could eliminate or significantly diminish the value of the related collateral.

                                    In addition, if the corporation issuing
                                    the shares related to the cooperative
                                    loans fails to qualify as a cooperative
                                    housing corporation under the Internal
                                    Revenue Code, the value of the collateral securing the cooperative loan could be significantly impaired because the tenant-stockholders would not be permitted to deduct its proportionate share of certain interest expenses and real estate taxes of the corporation.

                                    The cooperative shares and proprietary
                                    lease or occupancy agreement pledged to
                                    the lender are, in almost all cases,
                                    subject to restrictions on transfer,
                                    including obtaining the consent of the
                                    cooperative housing corporation prior to the transfer, which may impair the value of the collateral after a default by the borrower due to an inability to find a transferee acceptable to the related housing corporation.

   Home Improvement Loans Secured   A borrower's obligations under a home
   by Personal Property May         loan may be secured by the personal
   Experience Relatively Higher     property which was purchased with the
   Losses                           proceeds of the home improvement loan. The
                                    liquidation value of the related personal property is likely to be significantly less than the original purchase price of that property. In the event that the borrower on a home improvement loan defaults while a significant portion of the loan is outstanding, it is likely that the amount recovered from the sale of the related personal property will be insufficient to pay the related liquidation expenses and satisfy the remaining unpaid balance of the related loan. In that case, one or more classes of securities will suffer a loss. See
                                    "Certain Legal Aspects of the Loans --
                                    Home Improvement Finance" for a
                                    description of certain legal issues
                                    related to home improvement loans.

   Declines in Property Values      The value of the properties underlying the
   May Adversely Affect You         loans held in the trust fund may decline
                                    over time. Among the factors that could
                                    adversely affect the value of the
                                    properties are:

                                         o an overall decline in the residential
                                           real estate market in the areas in
                                           which they are located,

                                         o a decline in their general condition
                                           from the failure of borrowers to
                                           maintain their property adequately,
                                           and

                                         o natural disasters that are not
                                           covered by insurance, such as
                                           earthquakes and floods.

                                    In the case of home equity loans,
                                    declining property values could diminish or extinguish the value of a junior mortgage before reducing the value of a senior mortgage on the same property.

                                    If property values decline, the actual
                                    rates of delinquencies, foreclosures, and losses on all underlying loans could be higher than those currently experienced in the mortgage lending industry in general. These losses, to the extent not otherwise covered by a credit enhancement, will be borne by the holder of one or more classes of securities.

   Delays in Liquidation May        Even if the properties underlying the loans
   Adversely Affect You             held in the trust fund provide adequate
                                    security for the loans, substantial delays could occur before defaulted loans are liquidated and their proceeds are forwarded to investors.
                                    Property foreclosure actions are regulated by state statutes and rules and are subject to many of the delays and expenses of other lawsuits if defenses or counterclaims are made, sometimes requiring several years to complete.
                                    Furthermore, an action to obtain a
                                    deficiency judgment is regulated by
                                    statutes and rules, and the amount or
                                    availability of a deficiency judgment may be limited by law. In the event of a default by a borrower, these restrictions may impede the ability of the servicer to foreclose on or to sell the mortgaged property or to obtain a deficiency judgment, to obtain sufficient proceeds to repay the loan in full. In addition, the servicer will be entitled to deduct from liquidation proceeds all expenses reasonably incurred in attempting to recover on the defaulted loan, including legal and appraisal fees and costs, real estate taxes, and property maintenance and preservation expenses.

                                    In the event that:

                                         o the mortgaged properties fail to
                                           provide adequate security for the
                                           related loans,

                                         o if applicable to a series as
                                           specified in the related prospectus
                                           supplement, excess cashflow (if any)
                                           and overcollateralization (if any) is
                                           insufficient to cover these
                                           shortfalls,

                                         o if applicable to a series as
                                           specified in the related prospectus
                                           supplement, the subordination of
                                           certain classes are insufficient to
                                           cover these shortfalls, and

                                         o with respect to the securities with
                                           the benefit of an insurance policy as
                                           specified in the related prospectus
                                           supplement, the credit enhancement
                                           provider fails to make the required
                                           payments under the related insurance
                                           policies,

                                    you could lose all or a portion of the
                                    money you paid for the securities and
                                    could also have a lower yield than
                                    anticipated at the time you purchased the securities.

   Disproportionate Effect of       Liquidation expenses of defaulted loans
   Liquidation Expenses May         generally do not vary directly with the
   Adversely Affect You             outstanding principal balance of the loan
                                    at the time of default. Therefore, if a
                                    servicer takes the same steps for a
                                    defaulted loan having a small remaining
                                    principal balance as it does for a
                                    defaulted loan having a large remaining
                                    principal balance, the amount realized
                                    after expenses is smaller as a percentage of the outstanding principal balance of the small loan than it is for the defaulted loan having a large remaining principal balance.

   Consumer Protection Laws May     Federal, state and local laws extensively
   Adversely Affect You             regulate various aspects of brokering,
                                    originating, servicing and collecting
                                    loans secured by consumers' dwellings.
                                    Among other things, these laws may
                                    regulate interest rates and other charges, require disclosures, impose financial privacy requirements, mandate specific business practices, and prohibit unfair and deceptive trade practices. In addition, licensing requirements may be imposed on persons that broker, originate, service or collect loans secured by consumers' dwellings.

                                    Additional requirements may be imposed
                                    under federal, state or local laws on
                                    so-called "high cost mortgage loans,"
                                    which typically are defined as loans
                                    secured by a consumer's dwelling that have interest rates or origination costs in excess of prescribed levels. These laws may limit certain loan terms, such as prepayment penalties, or the ability of a creditor to refinance a loan unless it is in the borrower's interest. In addition, certain of these laws may allow claims against loan brokers or originators, including claims based on fraud or misrepresentations, to be asserted against persons acquiring the loans, such as the trust fund.

                                    The federal laws that may apply to loans held in the trust fund include the following:

                                         o the Truth in Lending Act and its
                                           regulations, which (among other
                                           things) require disclosures to
                                           borrowers regarding the terms of
                                           loans and provide consumers who
                                           pledged their principal dwelling as
                                           collateral in a non-purchase money
                                           transaction with a right of
                                           rescission that generally extends for
                                           three days after proper disclosures
                                           are given;

                                         o the Home Ownership and Equity
                                           Protection Act and its regulations,
                                           which (among other things) imposes
                                           additional disclosure requirements
                                           and limitations on loan terms with
                                           respect to non-purchase  money,
                                           installment loans secured by the
                                           consumer's principal dwelling that
                                           have interest rates or origination
                                           costs in excess of prescribed levels;

                                         o the Home Equity Loan Consumer
                                           Protection Act and its regulations,
                                           which (among other things) limit
                                           changes that may be made to open-end
                                           loans secured by the consumer's
                                           dwelling, and restricts the ability
                                           to accelerate balances or suspend
                                           credit privileges on these loans;

                                         o the Real Estate Settlement Procedures
                                           Act and its regulations, which (among
                                           other things) prohibit the payment of
                                           referral fees for real estate
                                           settlement services (including
                                           mortgage lending and brokerage
                                           services) and regulate escrow
                                           accounts for taxes and insurance and
                                           billing inquiries made by borrowers;

                                         o the Equal Credit Opportunity Act and
                                           its regulations, which (among other
                                           things) generally prohibit
                                           discrimination in any aspect of a
                                           credit transaction on certain
                                           enumerated basis, such as age, race,
                                           color, sex, religion, marital status,
                                           national origin or receipt of public
                                           assistance; and

                                         o the Federal Trade Commission's Rule
                                           on Preservation of Consumer Claims
                                           and Defenses, which generally
                                           provides that the rights of an
                                           assignee of a conditional sales
                                           contract (or of certain lenders
                                           making purchase money loans) to
                                           enforce a consumer credit obligation
                                           are subject to rhe claims and
                                           defenses that the consumer could
                                           assert against the seller of goods
                                           or services financed in the credit
                                           transaction.

                                    The penalties for violating these federal, state, or local laws vary depending on the applicable law and the particular facts of the situation. However, private plaintiffs typically may assert claims for actual damages and, in some cases, also may recover civil money penalties or exercise a right to rescind the loan. Violations of certain laws may limit the ability to collect all or part of the principal or interest on a loan and, in some cases, borrowers even may be entitled to a refund of amounts previously paid. Federal, state and local administrative or law enforcement agencies also may be entitled to bring legal actions, including actions for civil money penalties or restitution, for violations of certain of these laws.

                                    Depending on the particular alleged
                                    misconduct, it is possible that claims may be asserted against various participants in secondary market transactions, including assignees that hold the loans, such as the trust fund. Losses on loans from the application of these federal, state and local laws that are not otherwise covered by one or more forms of credit enhancement will be borne by the holders of one or more classes of securities. Additionally, the trust may experience losses arising from lawsuits related to alleged violations of these laws, which, if not covered by one or more forms of credit enhancement or the related seller, will be borne by the holders of one or more classes of securities.

   Losses on Balloon Payment        Some of the mortgage loans held in the
   Mortgages Are Borne By You       trust fund may not be fully amortizing over
                                    their terms to maturity and, thus, will
                                    require substantial principal payments
                                    (that is, balloon payments) at their
                                    stated maturity. Loans with balloon
                                    payments involve a greater degree of risk than fully amortizing loans because typically the borrower must be able to refinance the loan or sell the property to make the balloon payment at maturity. The ability of a borrower to do this will depend on such factors as mortgage rates at the time of sale or refinancing, the borrower's equity in the property, the relative strength of the local housing market, the financial condition of the borrower, and tax laws. Losses on these loans that are not otherwise covered by a credit enhancement will be borne by the holders of one or more classes of securities.

Your Risk Of Loss May Be Higher     Multifamily lending may expose the lender
Than You Expect If Your Securities  to a greater risk of loss than single family
Are Backed By Multifamily Loans     residential lending. Owners of multifamily
                                    residential properties rely on monthly
                                    lease payments from tenants to

                                         o pay for maintenance and other
                                           operating expenses of those
                                           properties,

                                         o fund capital improvements, and

                                         o service any mortgage loan and any
                                           other debt that may be secured by
                                           those properties.

                                    Various factors, many of which are beyond the control of the owner or operator of a multifamily property, may affect the economic viability of that property.

                                    Changes in payment patterns by tenants may result from a variety of social, legal and economic factors. Economic factors include the rate of inflation, unemployment levels and relative rates offered for various types of housing. Shifts in economic factors may trigger changes in payment patterns including increased risks of defaults by tenants and higher vacancy rates. Adverse economic conditions, either local or national, may limit the amount of rent that can be charged and may result in a reduction in timely lease payments or a reduction in occupancy levels. Occupancy and rent levels may also be affected by construction of additional housing units, competition and local politics, including rent stabilization or rent control laws and policies. In addition, the level of mortgage interest rates may encourage tenants to purchase single family housing. We are unable to determine and have no basis to predict whether, or to what extent, economic, legal or social factors will affect future rental or payment patterns.

                                    The location and construction quality of a particular building may affect the occupancy level as well as the rents that may be charged for individual units. The characteristics of a neighborhood may change over time or in relation to newer developments. The effects of poor construction quality will increase over time in the form of increased maintenance and capital improvements. Even good construction will deteriorate over time if adequate maintenance is not performed in a timely fashion.

Impact Of World Events              The economic impact of the United States'
                                    military operations in Iraq and other
                                    parts of the world, as well as the
                                    possibility of any terrorist attacks
                                    domestically or abroad, is uncertain, but could have a material effect on general economic conditions, consumer confidence, and market liquidity. We can give no assurance as to the effect of these events on consumer confidence and the performance of the loans held by trust fund. Any adverse impact resulting from these events would be borne by the holders of one or more classes of the securities.

                                    United States military operations also
                                    increase the likelihood of shortfalls
                                    under the Servicemembers Civil Relief Act or similar state laws (referred to as the "Relief Act" ). The Relief Act provides relief to borrowers who enter active military service and to borrowers in reserve status who are called to active duty after the origination of their loan. The Relief Act provides generally that these borrowers may not be charged interest on a loan in excess of 6% per annum during the period of the borrower's active duty. These shortfalls are not required to be paid by the borrower at any future time and will not be advanced by the servicer, unless otherwise specified in the related prospectus supplement. To the extent these shortfalls reduce the amount of interest paid to the holders of securities with the benefit of an insurance policy, unless otherwise specified in the related prospectus supplement, they will not be covered by the related insurance policy. In addition, the Relief Act imposes limitations that would impair the ability of the servicer to foreclose on an affected loan during the borrower's period of active duty status, and, under some circumstances, during an additional period thereafter.

Your Risk Of Loss May Be Higher     The trust fund may also include home equity
Than You Expect If Your Securities  loans that were originated with loan-to-
Are Backed By Partially Unsecured   value ratios or combined loan-to-value
Home Equity Loans                   ratios in excess of the value of the related
                                    mortgaged property. Under these
                                    circumstances, the trust fund could be
                                    treated as a general unsecured creditor as to any unsecured portion of any related loan.
                                    In the event of a default under a loan
                                    that is unsecured in part, the trust fund will have recourse only against the borrower's assets generally for the unsecured portion of the loan, along with all other general unsecured creditors of the borrower.

You Could Be Adversely Affected By  Federal, state, and local laws and
Violations Of Environmental Laws    regulations impose a wide range of
                                    requirements on activities that may affect the environment, health, and safety. In certain circumstances, these laws and regulations impose obligations on "owners" or "operators" of residential properties such as those that secure the loans held in the trust fund. Failure to comply with these laws and regulations can result in fines and penalties that could be assessed against the trust if it were to be considered an "owner" or "operator" of the related property. A property "owner" or "operator" can also be held liable for the cost of investigating and remediating contamination, regardless of fault, and for personal injury or property damage arising from exposure to contaminants.

                                    In some states, a lien on the property due to contamination has priority over the lien of an existing mortgage. Also, a mortgage lender may be held liable as an "owner" or "operator" for costs associated with the release of hazardous substances from a site, or petroleum from an underground storage tank, under certain circumstances. If the trust were to be considered the "owner" or "operator" of a property, it will suffer losses as a result of any liability imposed for environmental hazards on the property.

Ratings Of The Securities Do Not    Any class of securities issued under this
Assure Their Payment                prospectus and the accompanying prospectus
                                    supplement will be rated in one of the
                                    rating categories which signifies
                                    investment grade by at least one
                                    nationally recognized rating a0gency. A
                                    rating is based on the adequacy of the
                                    value of the trust assets and any credit enhancement for that class, and reflects the rating agency's assessment of how likely it is that holders of the class of securities will receive the payments to which they are entitled. A rating does not constitute an assessment of how likely it is that principal prepayments on the underlying loans will be made, the degree to which the rate of prepayments might differ from that originally anticipated, or the likelihood that the securities will be redeemed early. A rating is not a recommendation to purchase, hold, or sell securities because it does not address the market price of the securities or the suitability of the securities for any particular investor.

                                    A rating may not remain in effect for any given period of time and the rating agency could lower or withdraw the rating entirely in the future. For example, the rating agency could lower or withdraw its rating due to:

                                         o a decrease in the adequacy of the
                                           value of the trust assets or any
                                           related credit enhancement,

                                         o an adverse change in the financial or
                                           other condition of a credit
                                           enhancement Provider, or

                                         o a change in the rating of the credit
                                           enhancement provider's long-term
                                           debt.

                                    The amount, type, and nature of credit
                                    enhancement established for a class of
                                    securities will be determined on the basis of criteria established by each rating agency rating classes of the securities. These criteria are sometimes based upon an actuarial analysis of the behavior of similar loans in a larger group. That analysis is often the basis upon which each rating agency determines the amount of credit enhancement required for a class. The historical data supporting any actuarial analysis may not accurately reflect future experience, and the data derived from a large pool of similar loans may not accurately predict the delinquency, foreclosure, or loss experience of any particular pool of mortgage loans. Mortgaged properties may not retain their values. If residential real estate markets experience an overall decline in property values such that the outstanding principal balances of the loans held in a particular trust fund and any secondary financing on the related mortgaged properties become equal to or greater than the value of the mortgaged properties, the rates of delinquencies, foreclosures, and losses could be higher than those now generally experienced in the mortgage lending industry. In addition, adverse economic conditions may affect timely payment by mortgagors on their loans whether or not the conditions affect real property values and, accordingly, the rates of delinquencies, foreclosures, and losses in any trust fund. Losses from this that are not covered by a credit enhancement will be borne, at least in part, by the holders of one or more classes of securities.

Book-Entry Registration             Securities issued in book-entry form may
   Limit on Liquidity               have only limited liquidity in the resale
                                    market, since investors may be unwilling to purchase securities for which they cannot obtain physical instruments.

   Limit on Ability to Transfer     Transactions in book-entry securities can be
   Pledge                           effected only through The Depository Trust
                                    Company, its participating organizations, its indirect participants, and certain banks. Therefore, your ability to transfer or pledge securities issued in book-entry form may be limited.

   Delays in Distributions          You may experience some delay in the
                                    receipt of
                                    distributions on book-entry securities
                                    since the distributions will be forwarded by the trustee to The Depository Trust
                                    Company for it to credit the accounts of its participants. In turn, these participants will then credit the distributions to your account either directly or indirectly through indirect participants.

Secondary Market For The Securities The related prospectus supplement for each
May Not Exist                       series will specify the Exist classes in
                                    which the underwriter intends to make a
                                    secondary market, but no underwriter will have any obligation to do so. We can give no assurance that a secondary market for the securities will develop or, if it develops, that it will continue.
                                    Consequently, you may not be able to sell your securities readily or at prices that will enable you to realize your desired yield. The market values of the securities are likely to fluctuate. Fluctuations may be significant and could result in significant losses to you.

                                    The secondary markets for asset backed
                                    securities have experienced periods of
                                    illiquidity and can be expected to do so in the future. Illiquidity can have a severely adverse effect on the prices of securities that are especially sensitive to prepayment, credit or interest rate risk, or that have been structured to meet the investment requirements of limited categories of investors.

Bankruptcy Or Insolvency May Affect Each seller and the depositor will treat
The Timing And Amount Of            the transfer of the loans held in the
Distributions On The Securities     trust fund by the seller to the depositor
                                    as a sale for accounting purposes. The
                                    depositor and the trust fund will treat
                                    the transfer of the loans from the
                                    depositor to the trust fund as a sale for accounting purposes. If these characterizations are correct, then if the seller were to become bankrupt, the loans would not be part of the seller's bankruptcy estate and would not be available to the seller's creditors. On the other hand, if the seller becomes bankrupt, its bankruptcy trustee or one of its creditors may attempt to recharacterize the sale of the loans as a borrowing by the seller, secured by a pledge of the loans. Presenting this position to a bankruptcy court could prevent timely payments on the securities and even reduce the payments on the securities. Additionally, if that argument is successful, the bankruptcy trustee could elect to sell the loans and pay down the securities early. Thus, you could lose the right to future payments of interest, and might suffer reinvestment losses in a lower interest rate environment.
                                    Similarly, if the characterizations of the transfers as sales are correct, then if the depositor were to become bankrupt, the loans would not be part of the depositor's bankruptcy estate and would not be available to the depositor's creditors. On the other hand, if the depositor becomes bankrupt, its bankruptcy trustee or one of its creditors may attempt to recharacterize the sale of the loans as a borrowing by the depositor, secured by a pledge of the loans.
                                    Presenting this position to a bankruptcy court could prevent timely payments on the securities and even reduce the payments on the securities.

                                    If the master servicer becomes bankrupt, the bankruptcy trustee may have the power to prevent the appointment of a successor master servicer. Any related delays in servicing could result in increased delinquencies or losses on the loans. The period during which cash collections may be commingled with the master servicer's own funds before each distribution date for securities will be specified in the applicable prospectus supplement. If the master servicer becomes bankrupt and cash collections have been commingled with the master servicer's own funds for at least ten days, the trust fund will likely not have a perfected interest in those collections. In this case the trust might be an unsecured creditor of the master servicer as to the commingled funds and could recover only its share as a general creditor, which might be nothing. Collections commingled less than ten days but still in an account of the master servicer might also be included in the bankruptcy estate of the master servicer even though the trust may have a perfected security interest in them. Their inclusion in the bankruptcy estate of the master servicer may result in delays in payment and failure to pay amounts due on the securities.

                                    Federal and state statutory provisions
                                    affording protection or relief to
                                    distressed borrowers may affect the
                                    ability of the secured mortgage lender to realize upon its security in other situations as well. For example, in a proceeding under the federal Bankruptcy Code, a lender may not foreclose on a mortgaged property without the permission of the bankruptcy court. And in certain instances a bankruptcy court may allow a borrower to reduce the monthly payments, change the rate of interest, and alter the mortgage loan repayment schedule for under-collateralized mortgage loans. The effect of these types of proceedings can be to cause delays in receiving payments on the loans underlying securities and even to reduce the aggregate amount of payments on the loans underlying securities.

The Principal Amount Of Securities The market value of the assets relating to a May Exceed The Market Value Of The series of securities at any time may be
Trust Fund Assets                   less than the principal amount of the
                                    securities of that series then
                                    outstanding, plus accrued interest. In the case of a series of notes, after an event of default and a sale of the assets relating to a series of securities, the trustee, the master servicer, the credit enhancer, if any, and any other service provider specified in the related prospectus supplement generally will be entitled to receive the proceeds of that sale to the extent of unpaid fees and other amounts owing to them under the related transaction document prior to distributions to securityholders. Upon any sale of the assets in connection with an event of default, the proceeds may be insufficient to pay in full the principal of and interest on the securities of the related series.

                                    Certain capitalized terms are used in this prospectus to assist you in understanding the terms of the securities. The capitalized terms used in this prospectus are defined on the pages indicated under the caption "Index to Defined Terms" beginning on page 134.

                                The Trust Fund

          General

     The securities of each series will represent interests in the assets of the related trust fund, and the notes of each series will be secured by the pledge of the assets of the related trust fund. The trust fund for each series will be held by the trustee for the benefit of the related securityholders. Each trust fund will consist of the trust fund assets (the "Trust Fund Assets") consisting of

     o a pool comprised of loans as specified in the related prospectus supplement, together with payments relating to those loans as specified in the related prospectus supplement;

     o a pool comprised of collections arising from one or more types of loans that would otherwise be eligible to be loans included in a trust fund;

     o mortgage pass-through securities (the "Agency Securities") issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac; or

     o other mortgage pass-through certificates or collateralized mortgage obligations (the "Non-Agency Mortgage-Backed Securities") evidencing an interest in, or secured by, loans of the type that would otherwise be eligible to be loans included in a trust fund.

     The pool will be created on the first day of the month of the issuance of the related series of securities or on another date specified in the related prospectus supplement. The securities will be entitled to payment from the assets of the related trust fund or funds or other assets pledged for the benefit of the securityholders, as specified in the related prospectus supplement and will not be entitled to payments in respect of the assets of any other trust fund established by the depositor.*

     The Trust Fund Assets will be acquired by the depositor, either directly or through affiliates, from originators or sellers which may be affiliates of the depositor (the "Sellers"), and conveyed without recourse by the depositor to the related trust fund. Loans acquired by the depositor will have been originated in accordance with the underwriting criteria specified below under "Loan Program - Underwriting Standards" or as otherwise described in the related prospectus supplement. See "Loan Program - Underwriting Standards."

     The depositor will cause the Trust Fund Assets to be assigned to the trustee named in the related prospectus supplement for the benefit of the holders of the securities of the related series. The master servicer named in the related prospectus supplement will service the Trust Fund Assets, either directly or through other servicing institutions called sub-servicers, pursuant to a Pooling and Servicing Agreement among the depositor, the master servicer and the trustee with respect to a series consisting of certificates, or a sale and servicing agreement (each, a "Sale and Servicing Agreement") between the depositor, the trust, the master servicer and the indenture trustee with respect to a series consisting of notes. The Master Servicer will receive a fee for such services. See "Loan Program" and "The Agreements." With respect to loans serviced by the master servicer through a sub-servicer, the master servicer will remain liable for

_______________________

* Whenever the terms pool, certificates, notes and securities are used in this prospectus, those terms will be considered to apply, unless the context indicates otherwise, to one specific pool and the securities of one series including the certificates representing undivided interests in, and/or notes secured by the assets of, a single trust fund consisting primarily of the loans in that pool. Similarly, the term "Pass-Through Rate" will refer to the pass-through rate borne by the certificates and the term interest rate will refer to the interest rate borne by the notes of one specific series, as applicable, and the term trust fund will refer to one specific trust fund.

its servicing obligations under the related Agreement as if the master servicer alone were servicing those loans.

     As used in this prospectus, "Agreement" means, with respect to a series consisting of certificates, the Pooling and Servicing Agreement, and with respect to a series consisting of notes, the Trust Agreement, the Indenture and the Sale and Servicing Agreement, as the context requires.

     If so specified in the related prospectus supplement, a trust fund relating to a series of securities may be a business trust or common law trust formed under the laws of the state specified in the related prospectus supplement pursuant to a trust agreement (each, a "Trust Agreement") between the depositor and the trustee of the trust fund.

     With respect to each trust fund, prior to the initial offering of the related series of securities, the trust fund will have no assets or liabilities. No trust fund is expected to engage in any activities other than acquiring, managing and holding of the related Trust Fund Assets and other assets contemplated herein specified and in the related prospectus supplement and the proceeds thereof, issuing securities and making payments and distributions thereon and certain related activities. No trust fund is expected to have any source of capital other than its assets and any related credit enhancement.

     The applicable prospectus supplement may provide for additional obligations of the depositor, but if it does not, the only obligations of the depositor with respect to a series of securities will be to obtain certain representations and warranties from the sellers and to assign to the trustee for that series of securities the depositor's rights with respect to the representations and warranties. See "The Agreements - Assignment of the Trust Fund Assets." The obligations of the master servicer with respect to the loans will consist principally of its contractual servicing obligations under the related Agreement (including its obligation to enforce the obligations of the sub-servicers or sellers, or both, as more fully described herein under "Loan Program - Representations by Sellers; Repurchases" and "The Agreements - Sub-Servicing By Sellers" and "- Assignment of the Trust Fund Assets") and its obligation, if any, to make certain cash advances in the event of delinquencies in payments on or with respect to the loans in the amounts described herein under "Description of the Securities - Advances." The obligations of the master servicer to make advances may be subject to limitations, to the extent provided herein and in the related prospectus supplement.

     The following is a brief description of the assets expected to be included in the trust funds. If specific information respecting the Trust Fund Assets is not known at the time the related series of securities initially is offered, more general information of the nature described below will be provided in the related prospectus supplement, and specific information will be set forth in a report on Form 8-K to be filed with the Securities and Exchange Commission (the "SEC") after the initial issuance of the related securities (the "Detailed Description").

     A copy of the Agreement with respect to each series of securities will be filed on Form 8-K after the initial issuance of the related securities and will be available for inspection at the corporate trust office of the trustee specified in the related prospectus supplement. A schedule of the loans relating to the series will be attached to the Agreement delivered to the trustee upon delivery of the securities.

         The Loans

     General. Loans will consist of mortgage loans (including closed-end home equity loans), revolving home equity lines of credit (referred to in this prospectus as "revolving credit line loans") or home improvement loan contracts. For purposes of this prospectus, "home equity loans" includes "closed-end home equity loans" and "revolving credit line loans." If so specified, the loans may include cooperative apartment loans ("cooperative loans") secured by security interests in shares issued by private, non-profit, cooperative housing corporations ("cooperatives") and in the related proprietary leases or occupancy agreements granting exclusive rights to occupy specific dwelling units in the cooperatives' buildings. As more fully described in the related prospectus supplement, the loans may be "conventional" loans or loans that are insured or guaranteed by a governmental agency such as the Federal Housing Administration (the "FHA") or the Department of Veterans' Affairs (the "VA").

     The applicable prospectus supplement may specify the day on which monthly payments on the loans in a pool will be due, but if it does not, all of the mortgage loans in a pool will have monthly payments due on the first day of each month. The payment terms of the loans to be included in a trust fund will be described in the related prospectus supplement and may include any of the following features or combination thereof or other features described in the related prospectus supplement:

     o Interest may be payable at a fixed rate, a rate adjustable from time to time in relation to an index (which will be specified in the related prospectus supplement), a rate that is fixed for a period of time or under certain circumstances and is followed by an adjustable rate, a rate that otherwise varies from time to time, or a rate that is convertible from an adjustable rate to a fixed rate. Changes to an adjustable rate may be subject to periodic limitations, maximum rates, minimum rates or a combination of the limitations. Accrued interest may be deferred and added to the principal of a loan for the periods and under the circumstances as may be specified in the related prospectus supplement. Loans may provide for the payment of interest at a rate lower than the specified interest rate borne by the loan (the "Loan Rate") for a period of time or for the life of the loan, and the amount of any difference may be contributed from funds supplied by the seller of the Property or another source.

     o Principal may be payable on a level debt service basis to fully amortize the loan over its term, may be calculated on the basis of an assumed amortization schedule that is significantly longer than the original term to maturity or on an interest rate that is different from the Loan Rate or may not be amortized during all or a portion of the original term. Payment of all or a substantial portion of the principal may be due on maturity, called balloon payments. Principal may include interest that has been deferred and added to the principal balance of the loan.

     o Monthly payments of principal and interest may be fixed for the life of the loan, may increase over a specified period of time or may change from period to period. The terms of a loan may include limits on periodic increases or decreases in the amount of monthly payments and may include maximum or minimum amounts of monthly payments.

     o The loans generally may be prepaid at any time. Prepayments of principal may be subject to a prepayment fee, which may be fixed for the life of the loan or may decline over time, and may be prohibited for the life of the loan or for certain periods, which are called lockout periods. Certain loans may permit prepayments after expiration of the applicable lockout period and may require the payment of a prepayment fee in connection with any subsequent prepayment. Other loans may permit prepayments without payment of a fee unless the prepayment occurs during specified time periods. The loans may include "due-on-sale" clauses that permit the mortgagee to demand payment of the entire loan in connection with the sale or certain transfers of the related mortgaged property. Other loans may be assumable by persons meeting the then applicable underwriting standards of the seller.

     A trust fund may contain buydown loans that include provisions whereby a third party partially subsidizes the monthly payments of the obligors on the loans during the early years of the loans, the difference to be made up from a buydown fund contributed by the third party at the time of origination of the loan. A buydown fund will be in an amount equal either to the discounted value or full aggregate amount of future payment subsidies. Thereafter, buydown funds are applied to the applicable loan upon receipt by the master servicer of the mortgagor's portion of the monthly payment on the loan. The master servicer administers the buydown fund to ensure that the monthly allocation from the buydown fund combined with the monthly payment received from the mortgagor equals the scheduled monthly payment on the applicable loan. The underlying assumption of buydown plans is that the income of the mortgagor will increase during the buydown period as a result of normal increases in compensation and inflation, so that the mortgagor will be able to meet the full mortgage payments at the end of the buydown period. To the extent that this assumption as to increased income is not fulfilled, the possibility of defaults on buydown loans is increased. The related prospectus supplement will contain information with respect to any Buydown Loan concerning limitations on the interest rate paid by the mortgagor initially, on annual increases in the interest rate and on the length of the buydown period.

     The real property which secures repayment of the loans is referred to as the mortgaged properties. The loans will be secured by mortgages or deeds of trust or other similar security instruments creating a lien on a mortgaged property. In the case of home equity loans, those liens generally will be subordinated to one or more senior liens on the related mortgaged properties as described in the related prospectus supplement. In addition to being secured by mortgages on real estate the home improvement loan contracts may also be secured by purchase money security interests in the home improvements financed thereby. If so specified in the related prospectus supplement, the home equity loans may include loans (primarily for home improvement or debt consolidation purposes) that are in amounts in excess of the value of the related mortgaged properties at the time of origination. The mortgaged properties and the home improvements are collectively referred to herein as the "Properties." The Properties may be located in any one of the fifty states, the District of Columbia, Guam, Puerto Rico or any other territory of the United States.

     Loans with certain Loan-to-Value Ratios and/or certain principal balances may be covered wholly or partially by primary mortgage guaranty insurance policies (each, a "Primary Mortgage Insurance Policy"). The existence, extent and duration of any coverage will be described in the applicable prospectus supplement.

     The aggregate principal balance of loans secured by Properties that are owner-occupied will be disclosed in the related prospectus supplement. The applicable prospectus supplement may provide for the basis for representations relating to Single Family Properties, but if it does not, the sole basis for a representation that a given percentage of the loans is secured by Single Family Properties that are owner-occupied will be either (i) the making of a representation by the borrower at origination of the loan either that the underlying Property will be used by the borrower for a period of at least six months every year or that the borrower intends to use the Property as a primary residence or (ii) a finding that the address of the underlying Property is the borrower's mailing address.

     Mortgage Loans. The mortgaged properties relating to mortgage loans (including closed-end home equity loans) will consist of detached or semi-detached one- to four-family dwelling units, townhouses, rowhouses, individual condominium units, individual units in planned unit developments, manufactured housing that is permanently affixed and treated as real property under local law, and certain other dwelling units ("Single Family Properties"). Single Family Properties may include vacation and second homes, investment properties and leasehold interests. In the case of leasehold interests, the applicable prospectus supplement may provide for the leasehold term, but if it does not, the term of the leasehold will exceed the scheduled maturity of the loan by at least five years.

     Revolving Credit Line Loans. The mortgaged properties relating to revolving credit line loans will consist of Single Family Properties. As more fully described in the related prospectus supplement, interest on each revolving credit line loan, excluding introductory rates offered from time to time during promotional periods, is computed and payable monthly on the average daily outstanding principal balance of such loan. Principal amounts on a revolving credit line loan may be drawn down (up to a maximum amount as set forth in the related prospectus supplement) or repaid under each revolving credit line loan from time to time, but may be subject to a minimum periodic payment. Except to the extent provided in the related prospectus supplement, the trust fund will not include any amounts borrowed under a revolving credit line loan after the cut-off date. Under certain circumstances, under a revolving credit line loan, a borrower may choose an interest-only payment option and is obligated to pay only the amount of interest which accrues on the loan during the billing cycle. An interest only payment option may be available for a specified period before the borrower must begin paying at least the minimum monthly payment of a specified percentage of the average outstanding balance of the loan.

     Home Improvement Loan Contracts. The Trust Fund Assets for a series of securities may consist, in whole or in part, of home improvement loan contracts originated by a home improvement contractor, a thrift or a commercial mortgage banker in the ordinary course of business. The home improvements securing the home improvement loan contracts may include, but are not limited to, replacement windows, house siding, new roofs, swimming pools, satellite dishes, kitchen and bathroom remodeling goods and solar heating panels. The home improvement loan contracts will be secured by mortgages on Single Family Properties which are generally subordinate to other mortgages on the same Property. In general, the home improvement loan contracts will be fully amortizing and may have fixed interest rates or adjustable interest rates and may provide for other payment characteristics as described below and in the related prospectus supplement. The initial Loan-to-Value Ratio of a home improvement loan contract is computed in the manner described in the related prospectus supplement.

     Additional Information. Each prospectus supplement will contain information, as of the date of the prospectus supplement and to the extent then specifically known to the depositor, with respect to the loans contained in the related pool, including

     o the aggregate outstanding principal balance and the average outstanding principal balance of the loans as of the first day of the month of issuance of the related series of securities or another date specified in the related prospectus supplement called a cut-off date,

     o the type of property securing the loans (e.g., single-family residences, individual units in condominium apartment buildings or in buildings owned by cooperatives, other real property or home improvements),

     o    the original terms to maturity of the loans,

     o the largest principal balance and the smallest principal balance of any of the loans,

     o the earliest origination date and latest maturity date of any of the loans,

     o the Loan-to-Value Ratios or Combined Loan-to-Value Ratios, as applicable, of the loans,

     o the Loan Rates or annual percentage rates ("APR") or range of Loan Rates or APRs borne by the loans,

     o    the maximum and minimum per annum Loan Rates and

     o the geographical distribution of the loans. If specific information respecting the loans is not known to the depositor at the time the related securities are initially offered, more general information of the nature described above will be provided in the detailed description of Trust Fund Assets.

     The "Loan-to-Value Ratio" of a loan at any given time is the fraction, expressed as a percentage, the numerator of which is the original principal balance of the related loan and the denominator of which is the Collateral Value of the related Property. The "Combined Loan-to-Value Ratio" of a loan at any given time is the ratio, expressed as a percentage, of (i) the sum of (a) the original principal balance of the loan (or, in the case of a revolving credit line loan, the maximum amount thereof available) and (b) the outstanding principal balance at the date of origination of the loan of any senior mortgage loan(s) or, in the case of any open-ended senior mortgage loan, the maximum available line of credit with respect to such mortgage loan, regardless of any lesser amount actually outstanding at the date of origination of the loan, to (ii) the Collateral Value of the related Property. The "Collateral Value" of the Property, other than with respect to certain loans the proceeds of which were used to refinance an existing mortgage loan (each, a "Refinance Loan"), is the lesser of (a) the appraised value determined in an appraisal obtained by the originator at origination of such loan and (b) the sales price for such Property. In the case of Refinance Loans, the "Collateral Value" of the related Property is generally the appraised value thereof determined in an appraisal obtained at the time of refinancing.

     We can give no assurance that values of the Properties have remained or will remain at their levels on the dates of origination of the related loans. If the residential real estate market should experience an overall decline in property values such that the outstanding principal balances of the loans, and any secondary financing on the Properties, in a particular pool become equal to or greater than the value of the Properties, the actual rates of delinquencies, foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry. In addition, adverse economic conditions and other factors (which may or may not affect real property values) may affect the timely payment by borrowers of scheduled payments of principal and interest on the loans and, accordingly, the actual rates of delinquencies, foreclosures and losses with respect to any pool. To the extent that the losses are not covered by subordination provisions or alternative arrangements, the losses will be borne, at least in part, by the holders of the securities of the related series..

         Agency Securities

     Government National Mortgage Association. Ginnie Mae is a wholly-owned corporate instrumentality of the United States with the United States Department of Housing and Urban Development. Section 306(g) of Title II of the National Housing Act of 1934, as amended, authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that represent an interest in a pool of mortgage loans insured by the FHA under the National Housing Act of 1934 or Title V of the Housing Act of 1949, or partially guaranteed by the VA under the Servicemen's Readjustment Act of 1944, as amended, or Chapter 37 of Title 38, United States Code.

     Section 306(g) of the National Housing Act of 1934 provides that "the full faith and credit of the United States is pledged to the payment of all amounts which may be required to be paid under any guaranty under this subsection." In order to meet its obligations under that guaranty, Ginnie Mae may, under Section 306(d) of the National Housing Act of 1934, borrow from the United States Treasury in an unlimited amount which is at any time sufficient to enable Ginnie Mae to perform its obligations under its guarantee.

     Ginnie Mae Certificates. Each Ginnie Mae certificate held in a trust fund will be a "fully modified pass-through" mortgage backed certificate issued and serviced by a Ginnie Mae issuer approved by

Ginnie Mae or by Fannie Mae as a seller-servicer of FHA loans or VA loans. The Ginnie Mae certificates may be issued under either the Ginnie Mae I program or the Ginnie Mae II program. The mortgage loans underlying the Ginnie Mae certificates will consist of FHA loans or VA loans. Each mortgage loan is secured by a one-to four-family or multifamily residential property. Ginnie Mae will approve the issuance of each Ginnie Mae certificate in accordance with a guaranty agreement between Ginnie Mae and the Ginnie Mae issuer. Pursuant to its guaranty agreement, a Ginnie Mae issuer will be required to advance its own funds in order to make timely payments of all amounts due on each Ginnie Mae certificate if the payments received by the Ginnie Mae issuer on the FHA loans or VA loans underlying each Ginnie Mae certificate are less than the amounts due on each Ginnie Mae certificate.

     The full and timely payment of principal of and interest on each Ginnie Mae certificate will be guaranteed by Ginnie Mae, which obligation is backed by the full faith and credit of the United States. Each Ginnie Mae certificate will have an original maturity of not more than 30 years (but may have original maturities of substantially less than 30 years). Each Ginnie Mae certificate will be based on and backed by a pool of FHA loans or VA loans secured by one to four-family residential properties and will provide for the payment by or on behalf of the Ginnie Mae issuer to the registered holder of the Ginnie Mae certificate of scheduled monthly payments of principal and interest equal to the registered holder's proportionate interest in the aggregate amount of the monthly principal and interest payment on each FHA loan or VA loan underlying the Ginnie Mae certificate, less the applicable servicing and guaranty fee, which together equal the difference between the interest on the FHA loan or VA loan and the pass-through rate on the Ginnie Mae certificate. In addition, each payment will include proportionate pass-through payments of any prepayments of principal on the FHA loans or VA loans underlying the Ginnie Mae certificate and liquidation proceeds upon a foreclosure or other disposition of the FHA loans or VA loans.

     If a Ginnie Mae issuer is unable to make the payments on a Ginnie Mae certificate as it becomes due, it must promptly notify Ginnie Mae and request Ginnie Mae to make the payment. Upon notification and request, Ginnie Mae will make the payments directly to the registered holder of the Ginnie Mae certificate. If no payment is made by a Ginnie Mae issuer and the Ginnie Mae issuer fails to notify and request Ginnie Mae to make the payment, the holder of the Ginnie Mae certificate will have recourse only against Ginnie Mae to obtain the payment. The trustee or its nominee, as registered holder of the Ginnie Mae certificates held in a trust fund, will have the right to proceed directly against Ginnie Mae under the terms of the guaranty agreements relating to the Ginnie Mae certificates for any amounts that are not paid when due.

     All mortgage loans underlying a particular Ginnie Mae I certificate must have the same interest rate over the term of the loan, except in pools of mortgage loans secured by manufactured homes. The interest rate on the Ginnie Mae I certificate will equal the interest rate on the mortgage loans included in the pool of mortgage loans underlying the Ginnie Mae I certificate, less one-half percentage point per annum of the unpaid principal balance of the mortgage loans.

     Mortgage loans underlying a particular Ginnie Mae II certificate may have per annum interest rates that vary from each other by up to one percentage point. The interest rate on each Ginnie Mae II certificate will be between one half percentage point and one and one-half percentage points lower than the highest interest rate on the mortgage loans included in the pool of mortgage loans underlying the Ginnie Mae II certificate, except for pools of mortgage loans secured by manufactured homes.

     Regular monthly installment payments on each Ginnie Mae certificate held in a trust fund will be comprised of interest due as specified on the Ginnie Mae certificate plus the scheduled principal payments on the FHA loans or VA loans underlying the Ginnie Mae certificate due on the first day of the month in which the scheduled monthly installments on the Ginnie Mae certificate are due. The regular monthly installments on each Ginnie Mae certificate are required to be paid to the trustee as registered holder by the 15th day of each month in the case of a Ginnie Mae I certificate and are required to be mailed to the trustee by the 20th day of each month in the case of a Ginnie Mae II certificate. Any principal prepayments on any FHA loans or VA loans underlying a Ginnie Mae certificate held in a trust fund or any other early recovery of principal on the loans will be passed through to the trustee as the registered holder of the Ginnie Mae certificate.

     Ginnie Mae certificates may be backed by graduated payment mortgage loans or by buydown loans for which funds will have been provided (and deposited into escrow accounts) for application to the payment of a portion of the borrowers' monthly payments during the early years of the mortgage loan. Payments due the registered holders of Ginnie Mae certificates backed by pools containing buydown loans will be computed in the same manner as payments derived from other Ginnie Mae certificates and will include amounts to be collected from both the borrower and the related escrow account. The graduated payment mortgage loans will provide for graduated interest payments that, during the early years of the mortgage loans, will be less than the amount of stated interest on the mortgage loans. The interest not so paid will be added to the principal of the graduated payment mortgage loans and, together with interest on them, will be paid in subsequent years. The obligations of Ginnie Mae and of a Ginnie Mae issuer will be the same irrespective of whether the Ginnie Mae certificates are backed by graduated payment mortgage loans or buydown loans. No statistics comparable to the FHA's prepayment experience on level payment, non-buydown mortgage loans are available for graduated payment or buydown loans. Ginnie Mae certificates related to a series of certificates may be held in book-entry form.

     The Ginnie Mae certificates included in a trust fund, and the related underlying mortgage loans, may have characteristics and terms different from those described above. Any different characteristics and terms will be described in the related prospectus supplement.

     Federal Home Loan Mortgage Corporation. Freddie Mac is a corporate instrumentality of the United States created pursuant to Title III of the Emergency Home Finance Act of 1970, as amended. The common stock of Freddie Mac is owned by the Federal Home Loan Banks and its preferred stock is owned by stockholders of the Federal Home Loan Banks. Freddie Mac was established primarily to increase the availability of mortgage credit to finance urgently needed housing. It seeks to provide an enhanced degree of liquidity for residential mortgage investments primarily by assisting in the development of secondary markets for conventional mortgages. The principal activity of Freddie Mac currently consists of the purchase of first lien conventional mortgage loans or participation interests in mortgage loans and the sale of the mortgage loans or participations so purchased in the form of mortgage securities, primarily mortgage participation certificates issued and either guaranteed as to timely payment of interest or guaranteed as to timely payment of interest and ultimate payment of principal by Freddie Mac. Freddie Mac is confined to purchasing, so far as practicable, mortgage loans that it deems to be of such quality, type and class as to meet generally the purchase standards imposed by private institutional mortgage investors.

     Freddie Mac Certificates. Each Freddie Mac certificate represents an undivided interest in a pool of mortgage loans that may consist of first lien conventional loans, FHA loans or VA loans. Freddie Mac certificates are sold under the terms of a Mortgage Participation Certificate Agreement. A Freddie Mac certificate may be issued under either Freddie Mac's Cash Program or Guarantor Program.

     Mortgage loans underlying the Freddie Mac certificates held by a trust fund will consist of mortgage loans with original terms to maturity of between 10 and 40 years. Each mortgage loan must meet the applicable standards set forth in the Emergency Home Finance Act of 1970. A Freddie Mac certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac certificate group. Under the Guarantor

Program, a Freddie Mac certificate group may include only whole loans or participation interests in whole loans.

     Freddie Mac guarantees to each registered holder of a Freddie Mac certificate the timely payment of interest on the underlying mortgage loans to the extent of the applicable certificate interest rate on the registered holder's pro rata share of the unpaid principal balance outstanding on the underlying mortgage loans in the Freddie Mac certificate group represented by the Freddie Mac certificate, whether or not received. Freddie Mac also guarantees to each registered holder of a Freddie Mac certificate collection by the holder of all principal on the underlying mortgage loans, without any offset or deduction, to the extent of the holder's pro rata share of it, but does not, except if and to the extent specified in the related prospectus supplement for a series of certificates, guarantee the timely payment of scheduled principal. Under Freddie Mac's Gold PC Program, Freddie Mac guarantees the timely payment of principal based on the difference between the pool factor published in the month preceding the month of distribution and the pool factor published in the month of distribution. Pursuant to its guaranties, Freddie Mac indemnifies holders of Freddie Mac certificates against any diminution in principal from charges for property repairs, maintenance and foreclosure. Freddie Mac may remit the amount due on account of its guaranty of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following foreclosure sale, 30 days following payment of the claim by any mortgage insurer or 30 days following the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. In taking actions regarding the collection of principal after default on the mortgage loans underlying Freddie Mac certificates, including the timing of demand for acceleration, Freddie Mac reserves the right to exercise its judgment with respect to the mortgage loans in the same manner as for mortgage loans that it has purchased but not sold. The length of time necessary for Freddie Mac to determine that a mortgage loan should be accelerated varies with the particular circumstances of each mortgagor, and Freddie Mac has not adopted standards which require that the demand be made within any specified period.

     Freddie Mac certificates are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute debts or obligations of the United States or any Federal Home Loan Bank. The obligations of Freddie Mac under its guaranty are obligations solely of Freddie Mac and are not backed by, or entitled to, the full faith and credit of the United States. If Freddie Mac were unable to satisfy its obligations, distributions to holders of Freddie Mac certificates would consist solely of payments and other recoveries on the underlying mortgage loans and, accordingly, monthly distributions to holders of Freddie Mac certificates would be affected by delinquent payments and defaults on the mortgage loans.

     Registered holders of Freddie Mac certificates are entitled to receive their monthly pro rata share of all principal payments on the underlying mortgage loans received by Freddie Mac, including any scheduled principal payments, full and partial prepayments of principal and principal received by Freddie Mac by virtue of condemnation, insurance, liquidation or foreclosure, and repurchases of the mortgage loans by Freddie Mac or their seller. Freddie Mac is required to remit each registered Freddie Mac certificateholder's pro rata share of principal payments on the underlying mortgage loans, interest at the Freddie Mac pass-through rate and any other sums such as prepayment fees, within 60 days of the date on which the payments are deemed to have been received by Freddie Mac.

     Under Freddie Mac's Cash Program, there is no limitation on the amount by which interest rates on the mortgage loans underlying a Freddie Mac certificate may exceed the pass-through rate on the Freddie Mac certificate. Under that program, Freddie Mac purchases groups of whole mortgage loans from sellers at specified percentages of their unpaid principal balances, adjusted for accrued or prepaid interest, which when applied to the interest rate of the mortgage loans and participations purchased results in the yield required by Freddie Mac. The required yield, which includes a minimum servicing fee retained by the servicer, is calculated using the outstanding principal balance. The range of interest rates on the mortgage loans and participations in a Freddie Mac certificate group under the Cash Program will vary since mortgage loans and participations are purchased and assigned to a Freddie Mac certificate group based upon their yield to Freddie Mac rather than on the interest rate on the underlying mortgage loans. Under Freddie Mac's Guarantor Program, the pass-through rate on a Freddie Mac certificate is established based upon the lowest interest rate on the underlying mortgage loans, minus a minimum servicing fee and the amount of Freddie Mac's management and guaranty income as agreed upon between the seller and Freddie Mac.

     Freddie Mac certificates duly presented for registration of ownership on or before the last business day of a month are registered effective as of the first day of the month. The first remittance to a registered holder of a Freddie Mac certificate will be distributed so as to be received normally by the 15th day of the second month following the month in which the purchaser became a registered holder of the Freddie Mac certificate. Thereafter, the remittance will be distributed monthly to the registered holder so as to be received normally by the 15th day of each month. The Federal Reserve Bank of New York maintains book-entry accounts for Freddie Mac certificates sold by Freddie Mac on or after January 2, 1985, and makes payments of principal and interest each month to their registered holders in accordance with the holders' instructions.

     Federal National Mortgage Association. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, as amended. Fannie Mae was originally established in 1938 as a United States government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder owned and privately-managed corporation by legislation enacted in 1968.

     Fannie Mae provides funds to the mortgage market primarily by purchasing mortgage loans from lenders, thereby replenishing their funds for additional lending. Fannie Mae acquires funds to purchase mortgage loans from many capital market investors that may not ordinarily invest in mortgages, thereby expanding the total amount of funds available for housing. Operating nationwide, Fannie Mae helps to redistribute mortgage funds from capital-surplus to capital-short areas.

     Fannie Mae Certificates. These are guaranteed mortgage pass-through certificates issued and guaranteed as to timely payment of principal and interest by Fannie Mae representing fractional undivided interests in a pool of mortgage loans formed by Fannie Mae. Each mortgage loan must meet the applicable standards of the Fannie Mae purchase program. Mortgage loans comprising a pool are either provided by Fannie Mae from its own portfolio or purchased pursuant to the criteria of the Fannie Mae purchase program.

     Mortgage loans underlying Fannie Mae certificates held by a trust fund will consist of conventional mortgage loans, FHA loans or VA loans. Original maturities of substantially all of the conventional, level payment mortgage loans underlying a Fannie Mae certificate are expected to be between either 8 to 15 years or 20 to 40 years. The original maturities of substantially all of the fixed rate, level payment FHA loans or VA loans are expected to be 30 years. Mortgage loans underlying a Fannie Mae certificate may have annual interest rates that vary by as much as two percentage points from each other. The rate of interest payable on a Fannie Mae certificate is equal to the lowest interest rate of any mortgage loan in the related pool, less a specified minimum annual percentage representing servicing compensation and Fannie Mae's guaranty fee. Under a regular servicing option, the annual interest rates on the mortgage loans underlying a Fannie Mae certificate will be between 50 basis points and 250 basis points greater than is its annual pass through rate. Under this option the mortgagee or each other servicer assumes the entire risk of foreclosure losses. Under a special servicing option, the annual interest rates on the mortgage loans underlying a Fannie Mae certificate will generally be between 55 basis points and 255 basis points greater than the annual Fannie Mae certificate pass-through rate. Under this option Fannie Mae assumes the entire risk for foreclosure losses. If specified in the related prospectus supplement, Fannie Mae certificates may be backed by adjustable rate mortgages.

     Fannie Mae guarantees to each registered holder of a Fannie Mae certificate that it will distribute amounts representing the holder's proportionate share of scheduled principal and interest payments at the applicable pass through rate provided for by the Fannie Mae certificate on the underlying mortgage loans, whether or not received, and the holder's proportionate share of the full principal amount of any foreclosed or other finally liquidated mortgage loan, whether or not the principal amount is actually recovered. The obligations of Fannie Mae under its guaranties are obligations solely of Fannie Mae and are not backed by, or entitled to, the full faith and credit of the United States. Although the Secretary of the Treasury of the United States has discretionary authority to lend Fannie Mae up to $2.25 billion outstanding at any time, neither the United States nor any of its agencies is obligated to finance Fannie Mae's operations or to assist Fannie Mae in any other manner. If Fannie Mae were unable to satisfy its obligations, distributions to holders of Fannie Mae certificates would consist solely of payments and other recoveries on the underlying mortgage loans and, accordingly, monthly distributions to holders of Fannie Mae certificates would be affected by delinquent payments and defaults on the mortgage loans.

     Except for Fannie Mae certificates backed by pools containing graduated payment mortgage loans or mortgage loans secured by multifamily projects, Fannie Mae certificates evidencing interests in pools of mortgage loans formed on or after May 1, 1985 are available in book-entry form only. Distributions of principal and interest on each Fannie Mae certificate will be made by Fannie Mae on the 25th day of each month to the persons in whose name the Fannie Mae certificate is entered in the books of the Federal Reserve Banks or registered on the Fannie Mae certificate register as of the close of business on the last day of the preceding month. Distributions on Fannie Mae certificates issued in book-entry form will be made by wire. Distributions on fully registered Fannie Mae certificates will be made by check.

     The Fannie Mae certificates included in a trust fund, and the related underlying mortgage loans, may have characteristics and terms different from those described above. Any different characteristics and terms will be described in the related prospectus supplement.

     Stripped Mortgage-Backed Securities. Agency Securities may consist of one or more stripped mortgage-backed securities, each as described in this prospectus and in the related prospectus supplement. Each Agency Security will represent an undivided interest in all or part of either the principal distributions (but not the interest distributions) or the interest distributions (but not the principal distributions), or in some specified portion of the principal and interest distributions (but not all the distributions) on certain Freddie Mac, Fannie Mae or Ginnie Mae certificates. The underlying securities will be held under a trust agreement by Freddie Mac, Fannie Mae or Ginnie Mae, each as trustee, or by another trustee named in the related prospectus supplement. The applicable prospectus supplement may specify that Freddie Mac, Fannie Mae or Ginnie Mae will not guarantee each stripped Agency Security to the same extent it guarantees the underlying securities backing the stripped Agency Security, but if it does not, then Freddie Mac, Fannie Mae or Ginnie Mae will guarantee each stripped Agency Security to the same extent it guarantees the underlying securities backing the stripped Agency Security.

     Other Agency Securities. If specified in the related prospectus supplement, a trust fund may include other mortgage pass-through certificates issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac. The characteristics of those mortgage pass-through certificates will be described in the prospectus supplement. If so specified, a combination of different types of Agency Securities may be held in a trust fund.

         Non-Agency Mortgage-Backed Securities

     Non-Agency Mortgage-Backed Securities may consist of mortgage pass-through certificates or participation certificates evidencing an undivided interest in a pool of mortgage loans or collateralized mortgage obligations secured by mortgage loans. Non-Agency Mortgage-Backed Securities may include stripped mortgage-backed securities representing an undivided interest in all or a part of either the principal distributions (but not the interest distributions) or the interest distributions (but not the principal distributions) or in some specified portion of the principal and interest distributions (but not all the distributions) on certain mortgage loans. Non-Agency Mortgage-Backed Securities will have been issued pursuant to a pooling and servicing agreement, an indenture or similar agreement. The applicable prospectus supplement may provide that the seller/servicer of the underlying mortgage loans will not have entered into a pooling and servicing agreement with a private trustee, but if it does not, the seller/servicer of the underlying mortgage loans will have entered into the pooling and servicing agreement with a private trustee. The private trustee or its agent, or a custodian, will possess the mortgage loans underlying the Non-Agency Mortgage-Backed Security. Mortgage loans underlying a Non-Agency Mortgage-Backed Security will be serviced by a private servicer directly or by one or more subservicers who may be subject to the supervision of the private servicer.

     The issuer of the Non-Agency Mortgage-Backed Securities will be a financial institution or other entity engaged generally in the business of mortgage lending, a public agency or instrumentality of a state, local or federal government, or a limited purpose corporation organized for the purpose of, among other things, establishing trusts and acquiring and selling housing loans to the trusts and selling beneficial interests in the trusts. If so specified in the related prospectus supplement, the issuer of Non-Agency Mortgage-Backed Securities may be an affiliate of the depositor. The obligations of the issuer of Non-Agency Mortgage-Backed Securities will generally be limited to certain representations and warranties with respect to the assets conveyed by it to the related trust fund. The issuer of Non-Agency Mortgage-Backed Securities will not have guaranteed any of the assets conveyed to the related trust fund or any of the Non-Agency Mortgage-Backed Securities issued under the pooling and servicing agreement. Additionally, although the mortgage loans underlying the Non-Agency Mortgage-Backed Securities may be guaranteed by an agency or instrumentality of the United States, the Non-Agency Mortgage-Backed Securities themselves will not be so guaranteed.

     Distributions of principal and interest will be made on the Non-Agency Mortgage-Backed Securities on the dates specified in the related prospectus supplement. The Non-Agency Mortgage-Backed Securities may be entitled to receive nominal or no principal distributions or nominal or no interest distributions. Principal and interest distributions will be made on the Non-Agency Mortgage-Backed Securities by the private trustee or the private servicer. The issuer of Non-Agency Mortgage-Backed Securities or the private servicer may have the right to repurchase assets underlying the Non-Agency Mortgage-Backed Securities after a certain date or under other circumstances specified in the related prospectus supplement.

     The mortgage loans underlying the Non-Agency Mortgage-Backed Securities may consist of fixed rate, level payment, fully amortizing loans or graduated payment mortgage loans, buydown loans, adjustable rate mortgage loans or loans having balloon or other special payment features. The mortgage loans may be secured by first and/or subordinate liens on small multifamily residential properties, such as rental apartment buildings or projects containing five to fifty residential units, or by closed-end and/or revolving home equity loans, secured in whole or in part by first and/or subordinate liens on one- to four-family residential properties.

     The prospectus supplement for a series for which the trust fund includes Non-Agency Mortgage-Backed Securities will specify

     o the aggregate approximate principal amount and type of the Non-Agency Mortgage-Backed Securities to be included in the trust fund;

     o certain characteristics of the mortgage loans that comprise the underlying assets for the Non-Agency Mortgage-Backed Securities including

          o    the payment features of the mortgage loans,

          o the approximate aggregate principal balance, if known, of underlying mortgage loans insured or guaranteed by a governmental entity,

          o the servicing fee or range of servicing fees with respect to the mortgage loans and

          o the minimum and maximum stated maturities of the underlying mortgage loans at origination;

     o the maximum original term-to-stated maturity of the Non-Agency Mortgage-Backed Securities;

     o the weighted average term-to stated maturity of the Non-Agency Mortgage-Backed Securities;

     o    the pass-through or certificate rate of the Non-Agency
          Mortgage-Backed Securities;

     o the weighted average pass-through or certificate rate of the Non-Agency Mortgage-Backed Securities;

     o the issuer of Non-Agency Mortgage-Backed Securities, the private servicer (if other than the issuer of Non-Agency Mortgage-Backed Securities) and the private trustee for the Non-Agency
          Mortgage-Backed Securities;

     o certain characteristics of credit support, if any, such as reserve funds, insurance policies, surety bonds, letters of credit or guaranties relating to the mortgage loans underlying the Non-Agency Mortgage-Backed Securities or to the Non-Agency Mortgage-Backed Securities themselves;

     o the terms on which the underlying mortgage loans for the Non-Agency Mortgage-Backed Securities may, or are required to, be purchased before their stated maturity or the stated maturity of the Non-Agency Mortgage-Backed Securities;

     o the terms on which mortgage loans may be substituted for those originally underlying the Non-Agency Mortgage-Backed Securities; and

     o as appropriate, shall indicate whether the information required to be presented with respect to the Non-Agency Mortgage-Backed Securities as a "significant obligor" is either incorporated by reference, provided directly by the Issuer or provided by reference to the Exchange Act filings of another entity.

     Non-Agency Mortgage-Backed Securities included in the trust fund for a series of certificates that were issued by an issuer of Non-Agency Mortgage-Backed Securities that is not affiliated with the depositor must be acquired in bona fide secondary market transactions or either have been previoualy registered under the Securities Act of 1933 or have been held for at least the holding period required to be eligible for sale under Rule 144(k) under the Securities Act of 1933.

         Substitution of Trust Fund Assets

     Substitution of Trust Fund Assets will be permitted in the event of breaches of representations and warranties with respect to any original Trust Fund Asset or in the event the documentation with respect to any Trust Fund Asset is determined by the trustee to be incomplete. The period during which the substitution will be permitted generally will be indicated in the related prospectus supplement.

         Available Information

     The depositor has filed with the SEC a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), covering the securities. This prospectus, which forms a part of the Registration Statement, and the prospectus supplement relating to each series of securities contain summaries of the material terms of the documents referred to in this prospectus and in the prospectus supplement, but do not contain all of the information in the Registration Statement pursuant to the rules and regulations of the SEC. For further information, reference is made to the Registration Statement and its exhibits. The Registration Statement and exhibits can be inspected and copied at prescribed rates at the public reference facilities maintained by the SEC at its Public Reference Room at 100 F Street, NE, Washington, D.C. 20549, and at its Regional Offices located as follows: Chicago Regional Office, 500 West Madison Street, Chicago, Illinois 60661; and New York Regional Office, Three World Financial Center, New York, New York 10279. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet Web site that contains reports, information statements and other information regarding the registrants that file electronically with the SEC, including the depositor. The address of that Internet Web site is http://www.sec.gov. The depositor's SEC Securities Act file number is 333-[o].

     This prospectus and any applicable prospectus supplement do not constitute an offer to sell or a solicitation of an offer to buy any securities other than the securities offered by this prospectus and the prospectus supplement nor an offer of the securities to any person in any state or other jurisdiction in which the offer would be unlawful.

         Incorporation of Certain Documents by Reference; Reports Filed with the SEC

     All documents filed for the trust fund referred to in the accompanying prospectus supplement after the date of this prospectus and before the end of the related offering with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), are incorporated by reference in this prospectus and are a part of this prospectus from the date of their filing. Any statement contained in a document incorporated by reference in this prospectus is modified or superseded for all purposes of this prospectus to the extent that a statement contained in this prospectus (or in the accompanying prospectus supplement) or in any other subsequently filed document that also is incorporated by reference differs from that statement. Any statement so modified or superseded shall not, except as so modified or superseded, constitute a part of this prospectus.

     The depositor or master servicer on behalf of the trust fund of the related series will file the reports required under the Securities Act and under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act. These reports include (but are not limited to):

     o Reports on Form 8-K (Current Report), following the issuance of the series of securities of the related trust fund, including as Exhibits to the Form 8-K (1) the agreements or other documents specified in the related prospectus supplement, if applicable, (2) the Detailed Description, if applicable, regarding the related Trust Fund Assets and (3) the opinions related to the tax consequences and the legality of the series being issued required to be filed under applicable securities laws;

     o Reports on Form 8-K (Current Report), following the occurrence of events specified in Form 8-K requiring disclosure, which are required to be filed within the time-frame specified in Form 8-K related to the type of event;

     o Reports on Form 10-D (Asset-Backed Issuer Distribution Report), containing the distribution and pool performance information required on Form 10-D, which are required to be filed 15 days following the distribution date specified in the related prospectus supplement; and

     o Report on Form 10-K (Annual Report), containing the items specified in Form 10-K with respect to a fiscal year and filing or furnishing, as appropriate, the required exhibits.

     Neither the depositor nor the master servicer intends to file with the SEC any reports required under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act with respect to the trust fund following completion of the reporting period required by Rule 15d-1 or Regulation 15D under the Securities Exchange Act of 1934. Unless specifically stated in the report, the reports and any information included in the report will neither be examined nor reported on by an independent public accountant. Each trust fund formed by the depositor will have a separate file number assigned by the SEC, which unless otherwise specified in the related prospectus supplement is not available until filing of the final prospectus supplement related to the series. Reports filed with respect to a trust fund with the SEC after the final prospectus supplement is filed will be available under trust fund's specific number, which will be a series number assigned to the file number of the depositor shown above.

     The trustee on behalf of any trust fund will provide without charge to each person to whom this prospectus is delivered, on the person's written request, a copy of any or all of the documents referred to above that have been or may be incorporated by reference in this prospectus (not including exhibits to the information that is incorporated by reference unless the exhibits are specifically incorporated by reference into the information that this prospectus incorporates) and any reports filed with the with SEC. Requests should be directed to the corporate trust office of the trustee specified in the accompanying prospectus supplement.

         Reports to Securityholders

     The distribution and pool performance reports filed on Form 10-D will be forwarded to each securityholder as specified in the related prospectus supplement. See "Description of the Securities -- Reports to Securityholders." All other reports filed with the SEC concerning the trust fund will be forwarded to securityholders free of charge upon written request to the trustee on behalf of any trust fund, but will not be made available through a Web site of the depositor, the master servicer or any other party as these reports and exhibits can be inspected and copied at prescribed rates at the public reference facilities maintained by the SEC and can also be viewed electronically at the Internet Web site of the SEC shown above under "-- Available Information."

                                Use of Proceeds

     The net proceeds to be received from the sale of the securities will be applied by the depositor to the purchase of Trust Fund Assets or will be used by the depositor for general corporate purposes. The depositor expects to sell securities in series from time to time, but the timing and amount of offerings of securities will depend on a number of factors, including the volume of Trust Fund Assets acquired by the depositor, prevailing interest rates, availability of funds and general market conditions.

                                 The Depositor

     CWHEQ, Inc., a Delaware corporation, the depositor, was incorporated in May 2003 for the limited purpose of acquiring, owning and transferring Trust Fund Assets and selling interests therein or bonds secured thereby. The depositor is a limited purpose finance subsidiary of Countrywide Financial Corporation, a Delaware corporation. The depositor maintains its principal office at 4500 Park Granada, Calabasas, California 91302. Its telephone number is (818) 225-3000.

     The depositor's obligations after issuance of the securities include delivery of the Trust Fund Assets and certain related documents and instruments, repurchasing Trust Fund Assets in the event of certain breaches of representations or warranties made by the depositor, providing tax-related information to the Trustee and maintaining the trustee's first priority perfected security interest in the Trust Fund Assets.

     Neither the depositor nor any of the depositor's affiliates will insure or guarantee distributions on the securities of any series.

                                 Loan Program

     The loans will have been purchased by the depositor, either directly or through affiliates, from sellers. The applicable prospectus supplement may provide for the underwriting criteria used in originating the loans, but if it does not, the loans so acquired by the depositor will have been originated in accordance with the underwriting criteria specified below under "Underwriting Standards."

         Underwriting Standards

     The applicable prospectus supplement may provide for the seller's representations and warranties relating to the loans, but if it does not, each seller will represent and warrant that all loans originated and/or sold by it to the depositor or one of its affiliates will have been underwritten in accordance with standards consistent with those utilized by mortgage lenders generally during the period of origination for similar types of loans. As to any loan insured by the FHA or partially guaranteed by the VA, the seller will represent that it, or if applicable, the originator, has complied with underwriting policies of the FHA or the VA, as the case may be.

     Underwriting standards are applied by or on behalf of a lender to evaluate the borrower's credit standing and repayment ability, and the value and adequacy of the related Property as collateral. In general, a prospective borrower applying for a loan is required to fill out a detailed application designed to provide to the underwriting officer pertinent credit information, including the principal balance and payment history with respect to any senior mortgage, if any. The applicable prospectus supplement may specify whether that credit information will be verified by the seller or originator, but if it does not, the credit information supplied by the borrower will be verified by the related seller or originator. As part of the description of the borrower's financial condition, the borrower generally is required to provide a current list of assets and liabilities and a statement of income and expenses, as well as an authorization to apply for a credit report which summarizes the borrower's credit history with local merchants and lenders and any record of bankruptcy. In most cases, an employment verification is obtained from an independent source (typically the borrower's employer) which verification reports, among other things, the length of employment with that organization and the borrower's current salary. If a prospective borrower is self-employed, the borrower may be required to submit copies of signed tax returns. The borrower may also be required to authorize verification of deposits at financial institutions where the borrower has demand or savings accounts.

     In determining the adequacy of the property to be used as collateral, an appraisal will generally be made of each property considered for financing. Except as described in the prospectus supplement, an appraiser is generally required to inspect the property, issue a report on its condition and, if applicable, verify construction, if new, has been completed. The appraisal is generally based on the market value of comparable homes, the estimated rental income (if considered applicable by the appraiser) and the cost of replacing the home. The value of the property being financed, as indicated by the appraisal, must be such that it currently supports, and is anticipated to support in the future, the outstanding loan balance.

     The maximum loan amount will vary depending upon a borrower's credit grade and loan program but will not generally exceed $1,000,000. Variations in maximum loan amount limits will be permitted based on compensating factors. Compensating factors may generally include, to the extent specified in the related prospectus supplement, low loan-to-value ratio, low debt-to-income ratio, stable employment, favorable credit history and the nature of the underlying first mortgage loan, if applicable.

     Each seller's and each originator's underwriting standards will generally permit loans with loan-to-value ratios at origination of up to 100% depending on the loan program, type and use of the property, creditworthiness of the borrower and debt-to-income ratio. If so specified in the related prospectus supplement, a seller's or originator's underwriting criteria may permit loans with loan-to-value ratios at origination in excess of 100%, but in any event not in excess of 125%, such as for debt consolidation or home improvement purposes. Loan-to-value ratios may not be evaluated in the case of Title I loans.

     After obtaining all applicable employment, credit and property information, the related seller or originator will use a debt-to-income ratio to assist in determining whether the prospective borrower has sufficient monthly income available to support the payments of principal and interest on the mortgage loan in addition to other monthly credit obligations. The "debt-to-income ratio" is the ratio of the borrower's total monthly payments to the borrower's gross monthly income. The maximum monthly debt-to-income ratio will vary depending upon a borrower's credit grade and loan program but will not generally exceed 55%. Variations in the monthly debt-to-income ratio limit will be permitted based on compensating factors to the extent specified in the related prospectus supplement.

     In the case of a loan secured by a leasehold interest in real property, the title to which is held by a third party lessor, the applicable prospectus supplement may provide for the related representations and warranties of the seller, but if it does not, the related seller will represent and warrant, among other things, that the remaining term of the lease and any sublease is at least five years longer than the remaining term on the loan.

     Certain of the types of loans that may be included in a trust fund are recently developed and may involve additional uncertainties not present in traditional types of loans. For example, certain of those loans may provide for escalating or variable payments by the borrower. These types of loans are underwritten on the basis of a judgment that the borrowers have the ability to make the monthly payments required initially. In some instances, a borrower's income may not be sufficient to permit continued loan payments as the payments increase. These types of loans may also be underwritten primarily upon the basis of Loan-to-Value Ratios or other favorable credit factors.

         Qualifications of Sellers and Originators

     Each seller will be required to satisfy the following qualifications. Each seller must be an institution experienced in originating and servicing loans of the type contained in the related pool in accordance with accepted practices and prudent guidelines, and must maintain satisfactory facilities to originate and service (either directly or through qualified subservicers) those loans. Each seller must be a seller/servicer approved by either Fannie Mae or Freddie Mac. Each seller must be a mortgagee approved by the FHA or an institution the deposit accounts of which are insured by the FDIC. If a seller does not meet any one or more of the foregoing qualifications, the related originator must satisfy those qualifications.

         Representations by Sellers; Repurchases

     Each seller or, in some cases, originator, will have made representations and warranties in respect of the loans sold by that seller or originator and evidenced by all, or a part, of a series of securities. Such representations and warranties may include, among other things:

     o that a lender's policy of title insurance (or other similar form of policy of insurance or an attorney's certificate of title) or a commitment to issue the policy was effective on the date of origination of each loan, other than cooperative loans and certain home equity loans, and that each policy (or certificate of title as applicable) remained in effect on the applicable cut-off date;

     o that the seller had good title to each loan and each loan was subject to no valid offsets, defenses or counterclaims except to the extent that any buydown agreement may forgive certain indebtedness of a borrower;

     o that each loan is secured by a valid lien on, or a perfected security interest with respect to, the Property (subject only to permissible liens disclosed, if applicable, title insurance exceptions, if applicable, and certain other exceptions described in the Agreement) and that the Property was free of material damage;

     o that there were no delinquent tax or assessment liens against the Property;

     o that no payment of a principal and interest on a loan was delinquent more than the number of days specified in the related prospectus supplement; and

     o that each loan at the time it was originated and on the date of transfer to the depositor complied with, and is enforceable under, all applicable local, state and federal laws and regulations in all material respects (subject, with respect to enforceability, to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and to general principles of equity).

     If so specified in the related prospectus supplement, the representations and warranties of a seller or originator in respect of a loan will be made not as of the cut-off date but as of the date on which such seller or originator sold the loan to the depositor or one of its affiliates. Under those circumstances, a substantial period of time may have elapsed between the sale date and the date of initial issuance of the series of securities evidencing an interest in the loan. Since the representations and warranties of a seller or originator do not address events that may occur following the sale of a loan by such seller or originator, its repurchase obligation described below will not arise if the relevant event that would otherwise have given rise to the repurchase obligation with respect to a loan occurs after the date of sale of such loan by such seller or originator to the depositor or its affiliates. However, the depositor will not include any loan in the trust fund for any series of securities if anything has come to the depositor's attention that would cause it to believe that the representations and warranties of a seller or originator will not be accurate and complete in all material respects in respect of the loan as of the date of initial issuance of the related series of securities. If the master servicer is also a seller or originator of loans with respect to a particular series of securities, those representations will be in addition to the representations and warranties made by the master servicer in its capacity as a master servicer.

     The master servicer or the trustee, if the master servicer is the seller or originator, will promptly notify the relevant seller or originator of any breach of any representation or warranty made by it in respect of a loan which materially and adversely affects the interests of the securityholders in the loan. If such seller or originator cannot cure the breach within 90 days following notice from the master servicer or the trustee, as the case may be, the applicable prospectus supplement may provide for the seller's or originator's obligations under those circumstances, but if it does not, then such seller or originator will be obligated either

     o to repurchase such loan from the trust fund at a price (the "Purchase Price") equal to 100% of the unpaid principal balance thereof as of the date of the repurchase plus accrued interest thereon to the first day of the month following the month of repurchase at the Loan Rate (less any Advances or amount payable as related servicing compensation if the seller is the master servicer) or

     o to substitute for such loan a replacement loan that satisfies the criteria specified in the related prospectus supplement.

If a REMIC election is made with respect to a trust fund, any substitution of a loan must be accompanied by an opinion of counsel satisfactory to the trustee that such repurchase or substitution will not cause the trust fund to lose its status as a REMIC or otherwise subject the trust fund to a prohibited transaction tax. In the event that the trust fund is subject to a prohibited transaction tax in connection with a substitution, the master servicer will generally be responsible for the payment of any such taxes imposed on the REMIC to the extent that the tax arises out of or results from a breach by the master servicer of any of its obligations under the applicable Agreement, and if the master servicer is not responsible therefor, the holders of Residual Interest securities will generally be responsible for the payment of any such taxes imposed on the REMIC to the extent of amounts otherwise distributable on such securities. To the extent not paid by the master servicer or such holders or otherwise, however, such taxes will be paid out of the trust fund and will be allocated pro rata to all outstanding classes of securities of such REMIC. See "Material Federal Income Tax Consequences--Taxation of the REMIC--Prohibited Transactions and Contributions Tax". Except in those cases in which the master servicer is the seller or originator, the master servicer will be required under the applicable Agreement to enforce this obligation for the benefit of the trustee and the holders of the securities, following the practices it would employ in its good faith business judgment were it the owner of such loan. This repurchase or substitution obligation will constitute the sole remedy available to holders of securities or the trustee for a breach of representation by a seller or originator.

     Neither the depositor nor the master servicer (unless the master servicer is the seller or originator) will be obligated to purchase or substitute a loan if a seller or originator defaults on its obligation to do so, and we can give no assurance that sellers or originators will carry out their respective repurchase or substitution obligations with respect to loans. However, to the extent that a breach of a representation and warranty of a seller or originator may also constitute a breach of a representation made by the master servicer, the master servicer may have a repurchase or substitution obligation as described below under "The Agreements - Assignment of Trust Fund Assets."

                               Static Pool Data

     If specified in the related prospectus supplement, static pool data with respect to the delinquency, cumulative loss and prepayment data for Countrywide Home Loans or any other person specified in the related prospectus supplement will be made available through a Web site. The prospectus supplement related to each series for which the static pool data is provided through a Web site will contain the Web site address to obtain this information. Except as stated below, the static pool data provided through any Web site will be deemed part of this prospectus and the registration statement of which this prospectus is a part from the date of the related prospectus supplement.

     Notwithstanding the foregoing, the following information shall not be deemed part of the prospectus or the registration statement of which this prospectus is a part:

     o with respect to information regarding prior securitized pools of Countrywide Home Loans (or the applicable person specified in the related prospectus supplement) that do not include the currently offered pool, information regarding prior securitized pools that were established before January 1, 2006; and

     o with respect to information regarding the pool described in the related prospectus supplement, information about the pool for periods before January 1, 2006.

     Static pool data may also be provided in the related prospectus supplement or may be provided in the form of a CD-ROM accompanying the related prospectus supplement. The related prospectus supplement will specify how the static pool data will be presented.

                         Description of the Securities

     Each series of certificates will be issued pursuant to a separate agreement (each, a "Sale and Servicing Agreement" among the depositor, the master servicer and the trustee for the benefit of the holders of the securities of the related series. Each series of notes will be issued pursuant to an indenture (the "Indenture") between the related trust fund and the entity named in the related prospectus supplement as indenture trustee with respect to such series, the related loans will be serviced by the master servicer pursuant to a Sale and Servicing Agreement among the depositor, the master servicer, the trust and the indenture trustee, and the trust that issues the notes will be governed by a "Trust Agreement". Each Trust Fund Assets will be pledged to the related trustee for the benefit of the holders of the securities of the related series) between the depositor and the entity named in the related prospectus supplement as owner trustee with respect to such series.

     A form of each of the Indenture, Sale and Servicing Agreement and Trust Agreement has been filed as an exhibit to the Registration Statement of which this prospectus forms a part. A series of securities will consist of either notes or certificates. Each Agreement will be dated as of the related cut-off date. The provisions of each Agreement will vary depending upon the nature of the securities to be issued thereunder and the nature of the related trust fund. The following are descriptions of the material provisions which may appear in each Agreement. The descriptions are subject to, and are qualified in their entirety by reference to, all of the provisions of the Agreement for each series of securities and the applicable prospectus supplement. The depositor will provide a copy of the Agreement (without exhibits) relating to any series without charge upon written request of a holder of record of a security of that series addressed to CWHEQ, Inc., 4500 Park Granada, Calabasas, California 91302, Attention: Secretary.

         General

     The securities of each series will be issued in book-entry or fully registered form, in the authorized denominations specified in the related prospectus supplement, will, in the case of certificates, evidence specified beneficial ownership interests in, and in the case of notes, be secured by, the assets of the related trust fund created pursuant to the related Agreement and will not be entitled to payments in respect of the assets included in any other trust fund established by the depositor. The applicable prospectus supplement may provide for guarantees or insurance obtained from a governmental entity or other person, but if it does not, the Trust Fund Assets will not be guaranteed or insured by any governmental entity or other person. Each trust fund will consist of, to the extent provided in the related Agreement,

     o the Trust Fund Assets, as from time to time are subject to the related Agreement (exclusive of any amounts specified in the related prospectus supplement ("Retained Interest")), including all payments of interest and principal received with respect to the loans after the cut-off date (to the extent not applied in computing the principal balance of the loans as of the cut-off date (the "Cut-off Date Principal Balance"));

     o the assets required to be deposited in the related Security Account from time to time;

     o property which secured a loan and which is acquired on behalf of the securityholders by foreclosure or deed in lieu of foreclosure and

     o any insurance policies or other forms of credit enhancement required to be maintained pursuant to the related Agreement.

If so specified in the related prospectus supplement, a trust fund may also include one or more of the following: reinvestment income on payments received on the Trust Fund Assets, a reserve fund, a mortgage pool insurance policy, a special hazard insurance policy, a bankruptcy bond, one or more letters of credit, a surety bond, guaranties or similar instruments.

     Each series of securities will be issued in one or more classes. Each class of certificates of a series will evidence beneficial ownership of a specified percentage (which may be 0%) or portion of future interest payments and a specified percentage (which may be 0%) or portion of future principal payments on, and each class of notes of a series will be secured by, the related Trust Fund Assets. A series of securities may include one or more classes that are senior in right to payment to one or more other classes of securities of that series. Certain series or classes of securities may be covered by insurance policies, surety bonds or other forms of credit enhancement, in each case as described under "Credit Enhancement" herein and in the related prospectus supplement. One or more classes of securities of a series may be entitled to receive distributions of principal, interest or any combination thereof. Distributions on one or more classes of a series of securities may be made prior to one or more other classes, after the occurrence of specified events, in accordance with a schedule or formula or on the basis of collections from designated portions of the related Trust Fund Assets, in each case as specified in the related prospectus supplement. The timing and amounts of the distributions may vary among classes or over time as specified in the related prospectus supplement.

     Distributions of principal and interest (or, where applicable, of principal only or interest only) on the related securities will be made by the trustee on each distribution date (i.e., monthly, quarterly, semi-annually or at the other intervals and on the dates as are specified in the related prospectus supplement) in proportion to the percentages specified in the related prospectus supplement. Distributions will be made to the persons in whose names the securities are registered at the close of business on the dates specified in the related prospectus supplement (each, a "Record Date"). Distributions will be made in the manner specified in the related prospectus supplement to the persons entitled thereto at the address appearing in the register maintained for holders of securities (the "Security Register"); provided, however, that the final distribution in retirement of the securities will be made only upon presentation and surrender of the securities at the office or agency of the trustee or other person specified in the notice to securityholders of the final distribution.

     The securities will be freely transferable and exchangeable at the Corporate Trust Office of the trustee as set forth in the related prospectus supplement. No service charge will be made for any registration of exchange or transfer of securities of any series, but the trustee may require payment of a sum sufficient to cover any related tax or other governmental charge.

     Certain Issues Related to the Suitability of Investments in the Securities for Holders. Under current law the purchase and holding by or on behalf of any employee benefit plan or other retirement arrangement subject to provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Internal Revenue Code of 1986 as amended (the "Code"), certain classes of certificates may result in "prohibited transactions" within the meaning of ERISA and the Code. See "ERISA Considerations." Retirement arrangements subject to these provisions include individual retirement accounts and annuities, Keogh plans and collective investment funds in which the plans, accounts or arrangements are invested. The applicable prospectus supplement may specify other conditions under which transfers of this type would be permitted, but if it does not, transfer of the certificates will not be registered unless the transferee represents that it is not, and is not purchasing on behalf of, a plan, account or other retirement arrangement or provides an opinion of counsel satisfactory to the trustee and the depositor that the purchase of the certificates by or on behalf of a plan, account or other retirement arrangement is permissible under applicable law and will not subject the trustee, the master servicer or the depositor to any obligation or liability in addition to those undertaken in the pooling and servicing agreement.

     As to each series, an election may be made to treat the related trust fund or designated portions thereof as a "real estate mortgage investment conduit" or REMIC as defined in the Code. The related prospectus supplement will specify whether a REMIC election is to be made. Alternatively, the Agreement for a series may provide that a REMIC election may be made at the discretion of the depositor or the master servicer and may only be made if certain conditions are satisfied. The terms and provisions applicable to the making of a REMIC election for each related series, if applicable, will be set forth in the related prospectus supplement. If a REMIC election is made with respect to a series, one of the classes will be designated as evidencing the sole class of "residual interests" in the related REMIC, as defined in the Code. All other classes of securities in the series will constitute "regular interests" in the related REMIC, as defined in the Code. As to each series with respect to which a REMIC election is to be made, the master servicer or a holder of the related residual certificate will be obligated to take all actions required in order to comply with applicable laws and regulations and will be obligated to pay any prohibited transaction taxes. Unless otherwise provided in the related prospectus supplement, the master servicer will be entitled to reimbursement if it makes any prohibited transaction tax payment from the assets of the trust fund or from any holder of the related residual certificate. Unless otherwise specified in the related prospectus supplements, if the amounts distributable to related residual certificates are insufficient to cover the amount of any prohibited transaction taxes, the amount necessary to reimburse the master servicer may be deducted from the amounts otherwise payable to the other classes of certificates of the series.

         Distributions on Securities

     General. In general, the method of determining the amount of distributions on a particular series of securities will depend on the type of credit support, if any, that is used with respect to the related series.

See "Credit Enhancement." Set forth below are descriptions of various methods that may be used to determine the amount of distributions on the securities of a particular series. The prospectus supplement for each series of securities will describe the method to be used in determining the amount of distributions on the securities of the related series.

     Distributions allocable to principal and interest on the securities will be made by the trustee out of, and only to the extent of, funds in the related Security Account, including any funds transferred from any reserve fund or the pre-funding account. As between securities of different classes and as between distributions of principal (and, if applicable, between distributions of Principal Prepayments, as defined below, and scheduled payments of principal) and interest, distributions made on any distribution date will be applied as specified in the related prospectus supplement. The prospectus supplement will also describe the method for allocating distributions among securities of a particular class.

     Available Funds. All distributions on the securities of each series on each distribution date will be made from the Available Funds described below, in accordance with the terms described in the related prospectus supplement and specified in the Agreement. "Available Funds" for each distribution date will generally equal the amount on deposit in the related Security Account on that distribution date (net of related fees and expenses payable by the related trust fund) other than amounts to be held therein for distribution on future distribution dates.

     Distributions of Interest. Interest will accrue on the aggregate principal balance of the securities (or, in the case of securities entitled only to distributions allocable to interest, the aggregate notional amount) of each class of securities (the "Class Security Balance") entitled to interest from the date, at the Pass-Through Rate or interest rate, as applicable (which in either case may be a fixed rate or rate adjustable as specified in the related prospectus supplement), and for the periods specified in the related prospectus supplement. To the extent funds are available therefor, interest accrued during each specified period on each class of securities entitled to interest (other than a class of securities that provides for interest that accrues, but is not currently payable) will be distributable on the distribution dates specified in the related prospectus supplement until the aggregate Class Security Balance of the securities of that class has been distributed in full or, in the case of securities entitled only to distributions allocable to interest, until the aggregate notional amount of those securities is reduced to zero or for the period of time designated in the related prospectus supplement. The original Class Security Balance of each security will equal the aggregate distributions allocable to principal to which the security is entitled. Distributions allocable to interest on each security that is not entitled to distributions allocable to principal will be calculated based on the notional amount of the security. The notional amount of a security will not evidence an interest in or entitlement to distributions allocable to principal but will be used solely for convenience in expressing the calculation of interest and for certain other purposes.

     Interest payable on the securities of a series on a distribution date will include all interest accrued during the period specified in the related prospectus supplement. In the event interest accrues over a period ending two or more days prior to a distribution date, the effective yield to securityholders will be reduced from the yield that would otherwise be obtainable if interest payable on the security were to accrue through the day immediately preceding such distribution date, and the effective yield (at par) to securityholders will be less than the indicated coupon rate.

     With respect to any class of accrual securities, if specified in the related prospectus supplement, any interest that has accrued but is not paid on a given distribution date will be added to the aggregate Class Security Balance of that class of securities on that distribution date. Distributions of interest on any class of accrual securities will commence only after the occurrence of the events specified in the related prospectus supplement. Prior to that time, in the aggregate Class Security Balance of the class of accrual securities will increase on each distribution date by the amount of interest that accrued during the preceding interest accrual period but that was not required to be distributed to the class on that distribution date. Thereafter the class of accrual securities accrue interest on its outstanding Class Security Balance as so adjusted.

     Distributions of Principal. The related prospectus supplement will specify the method by which the amount of principal to be distributed on the securities on each distribution date will be calculated and the manner in which the amount will be allocated among the classes of securities entitled to distributions of principal. The aggregate Class Security Balance of any class of securities entitled to distributions of principal generally will be the aggregate original Class Security Balance of the class of securities specified in the prospectus supplement,

     o reduced by all distributions reported to the holders of the class of securities as allocable to principal and;

     o in the case of accrual securities, in general, increased by all interest accrued but not then distributable on such accrual securities;

     o in the case of adjustable rate securities, subject to the effect of negative amortization, if applicable; and

     o if specified in the related prospectus supplement, reduced by the amount of any losses allocated to the Class Security Balance of the class of securities.

     If so provided in the related prospectus supplement, one or more classes of securities will be entitled to receive all or a disproportionate percentage of the payments of principal which are received from borrowers in advance of their scheduled due dates and are not accompanied by amounts representing scheduled interest due after the month in which the payment is made ("Principal Prepayments") in the percentages and under the circumstances or for the periods specified in the prospectus supplement. The effect of this allocation of Principal Prepayments to the class or classes of securities will be to accelerate the amortization of those securities while increasing the interests evidenced by one or more other classes of securities in the trust fund. Increasing the interests of the other classes of securities relative to that of certain securities is intended to preserve the availability of the subordination provided by the securities for which the interests have been increased. See "Credit Enhancement - Subordination."

     Unscheduled Distributions. If specified in the related prospectus supplement, the securities will be subject to receipt of distributions before the next scheduled distribution date under the circumstances and in the manner described below and in the prospectus supplement. If applicable, the trustee will be required to make unscheduled distributions on the day and in the amount specified in the related prospectus supplement if, due to substantial payments of principal (including Principal Prepayments) on the Trust Fund Assets, the trustee or the master servicer determines that the funds available or anticipated to be available from the Security Account and, if applicable, any reserve fund, may be insufficient to make required distributions on the securities on that distribution date. The applicable prospectus supplement may provide for limits on the amount of an unscheduled distribution, but if it does not, the amount of any unscheduled distribution that is allocable to principal will not exceed the amount that would otherwise have been required to be distributed as principal on the securities on the next distribution date. The applicable prospectus supplement may specify whether the unscheduled distribution will include interest, but if it does not, the unscheduled distributions will include interest at the applicable Pass-Through Rate (if any) or interest rate (if any) on the amount of the unscheduled distribution allocable to principal for the period and to the date specified in the prospectus supplement.

         Advances

     To the extent provided in the related prospectus supplement, the master servicer will be required to advance on or before each distribution date (from its own funds, funds advanced by sub-servicers or funds held in the Security Account for future distributions to the holders of securities of the related series), an amount equal to the aggregate of payments of interest and/or principal that were delinquent on the related Determination Date (as the term is defined in the related prospectus supplement) and were not advanced by any sub-servicer, subject to the master servicer's determination that the advances may be recoverable out of late payments by borrowers, Liquidation Proceeds, Insurance Proceeds or otherwise. In the case of cooperative loans, the master servicer also may be required to advance any unpaid maintenance fees and other charges under the related proprietary leases as specified in the related prospectus supplement.

     In making advances, the master servicer will endeavor to maintain a regular flow of scheduled interest and principal payments to holders of the securities, rather than to guarantee or insure against losses. If advances are made by the master servicer from cash being held for future distribution to securityholders, the master servicer will replace those funds on or before any future distribution date to the extent that funds in the applicable Security Account on the future distribution date would be less than the amount required to be available for distributions to securityholders on that distribution date. Any master servicer funds advanced will be reimbursable to the master servicer out of recoveries on the specific loans with respect to which the advances were made (e.g., late payments made by the related borrower, any related Insurance Proceeds, Liquidation Proceeds or proceeds of any loan purchased by the depositor, a sub-servicer or a seller pursuant to the related Agreement). Advances by the master servicer (and any advances by a sub-servicer) also will be reimbursable to the master servicer (or sub-servicer) from cash otherwise distributable to securityholders (including the holders of Senior securities) to the extent that the master servicer determines that the advance or advances previously made are not ultimately recoverable as described above. To the extent provided in the related prospectus supplement, the master servicer also will be obligated to make advances, to the extent recoverable out of Insurance Proceeds, Liquidation Proceeds or otherwise, in respect of certain taxes and insurance premiums not paid by borrowers on a timely basis. Funds so advanced are reimbursable to the master servicer to the extent permitted by the related Agreement. The obligations of the master servicer to make advances may be supported by a cash advance reserve fund, a surety bond or other arrangement of the type described herein under "Credit Enhancement," in each case as described in the related prospectus supplement.

     In the event the master servicer or a sub-servicer fails to make a required advance, the applicable prospectus supplement may specify whether another party will have advancing obligations, but if it does not, the trustee will be obligated to make the advance in its capacity as successor servicer. If the trustee makes an advance, it will be entitled to be reimbursed for the advance to the same extent and degree as the master servicer or a sub-servicer is entitled to be reimbursed for advances. See "Description of the Securities
- Distributions on Securities."

         Reports to Securityholders

     Prior to or concurrently with each distribution on a distribution date the master servicer or the trustee will furnish to each securityholder of record of the related series a statement setting forth, to the extent applicable to the related series of securities, among other things:

     the amount of the distribution allocable to principal, separately identifying the aggregate amount of any Principal Prepayments and if so specified in the related prospectus supplement, any applicable prepayment penalties included therein;

     o    the amount of the distribution allocable to interest;

     o    the amount of any advance;

     o the aggregate amount (a) otherwise allocable to the holders of Subordinate Securities on the distribution date, and (b) withdrawn from the reserve fund or the pre-funding account, if any, that is included in the amounts distributed to the Senior Securityholders;

     o the outstanding principal balance or notional amount of each class of the related series after giving effect to the distribution of principal on the distribution date;

     o the percentage of principal payments on the loans (excluding prepayments), if any, which each class of the related securities will be entitled to receive on the following distribution date;

     o the percentage of Principal Prepayments on the loans, if any, which each class of the related securities will be entitled to receive on the following distribution date;

     o the related amount of the servicing compensation retained or withdrawn from the Security Account by the master servicer, and the amount of additional servicing compensation received by the master servicer attributable to penalties, fees, excess Liquidation Proceeds and other similar charges and items;

     o the number and aggregate principal balances of loans (A) delinquent (exclusive of loans in foreclosure) 30 to 59 days, 60 to 89 days and 90 or more days and (B) in foreclosure and delinquent 30 to 59 days, 60 to 89 days and 90 or more days, as of the close of business on the last day of the calendar month preceding the distribution date;

     o the book value of any real estate acquired through foreclosure or grant of a deed in lieu of foreclosure;

     o the Pass-Through Rate or interest rate, as applicable, if adjusted from the date of the last statement, of each class of the related series expected to be applicable to the next distribution to the class;

     o if applicable, the amount remaining in any reserve fund or the pre-funding account at the close of business on the distribution date;

     o the Pass-Through Rate or interest rate, as applicable, as of the day prior to the immediately preceding distribution date; and

     o any amounts remaining under letters of credit, pool policies or other forms of credit enhancement.

     Where applicable, any amount set forth above may be expressed as a dollar amount per single security of the relevant class having the percentage interest specified in the related prospectus supplement. The report to securityholders for any series of securities may include additional or other information of a similar nature to that specified above.

     In addition, within a reasonable period of time after the end of each calendar year, the master servicer or the trustee will mail to each securityholder of record at any time during the related calendar year a report
(a) as to the aggregate of amounts reported pursuant to (i) and (ii) above for the related calendar year or, in the event the person was a securityholder of record during a portion of that calendar year, for the applicable portion of the year and (b) other customary information as may be deemed necessary or desirable for securityholders to prepare their tax returns.

         Categories of Classes of Securities

     The securities of any series may be comprised of one or more classes. These classes, in general, fall into different categories. The following chart identifies and generally defines certain of the more typical categories. The prospectus supplement for a series of securities may identify the classes which comprise the related series by reference to the following categories.

Categories of Classes                                                        Definition

                                                                          Principal Types

Accretion Directed........................     A class that receives principal payments from the accreted interest from specified Accrual classes.  An accretion directed class also may receive principal payments from principal paid on the underlying Trust Fund Assets for the related series.

Companion Class...........................     A class that receives principal payments on any distribution date only if scheduled payments have been made on specified planned principal classes, targeted principal classes or scheduled principal classes.

Component Securities......................     A class consisting of "components." The components of a class of component securities may have different principal and/or interest payment characteristics but together constitute a single class.  Each component of a class of component securities may be identified as falling into one or more of the categories in this chart.
Non-Accelerated Senior
   or NAS.................................     A class that, for the period of time specified in the related prospectus supplement, generally will not receive (in other words, is locked out of) (1) principal prepayments on the underlying Trust Fund
                                               Assets that are allocated disproportionately to the senior securities because of the shifting interest structure of the securities in the trust and/or (2) scheduled principal payments on the underlying Trust
                                               Fund Assets, as specified in the related prospectus supplement.
                                               During the lock-out period, the portion of the principal
                                               distributions on the underlying Trust Fund Assets that the NAS class is locked out of will be distributed to the other classes of senior securities.

Notional Amount Securities................     A class having no principal balance and bearing interest on the related notional amount.  The notional amount is used for purposes of the determination of interest distributions.
Planned Principal Class
                                               A class that is designed to receive principal payments using a



                                      47

   or PACs................................     predetermined principal balance schedule derived by assuming two constant prepayment rates for the underlying Trust Fund Assets.
                                               These two rates are the endpoints for the "structuring range" for the planned principal class.  The planned principal classes in any series of certificates may be subdivided into different categories (e.g., primary planned principal classes, secondary planned principal classes and so forth) having different effective structuring ranges and different principal payment priorities.  The structuring range for the secondary planned principal class of a series of certificates will be narrower than that for the primary planned principal class of the series.

Scheduled Principal Class.................     A class that is designed to receive principal payments using a predetermined principal balance schedule but is not designated as a
                                               Planned Principal Class or Targeted Principal Class.  In many cases, the schedule is derived by assuming two constant prepayment rates for the underlying Trust Fund Assets.  These two rates are the endpoints for the "structuring range" for the scheduled principal class.

Sequential Pay............................     Classes that receive principal payments in a prescribed sequence, that do not have predetermined principal balance schedules and that under all circumstances receive payments of principal continuously from the first distribution date on which they receive principal until they are retired.  A single class that receives principal payments before or after all other classes in the same series of securities may be identified as a sequential pay class.

Strip.....................................     A class that receives a constant proportion, or "strip," of the principal payments on the underlying Trust Fund Assets.

Super Senior..............................     A class that will not bear its proportionate share of realized losses
                                               (other than excess losses) as its share is directed to
                                               another class, referred to as the "support class" until the class principal balance of the support class is reduced to zero.

Support Class.............................     A class that absorbs the realized losses other than excess losses that would otherwise be allocated to a Super Senior Class (or would not otherwise be allocated to the Senior Class) after the related
                                               Classes of subordinate securities are no longer outstanding.
Targeted Principal Class or
   TACs...................................     A class that is designed to receive principal payments
                                               using a predetermined principal balance schedule derived by assuming a single constant prepayment rate for the
                                               underlying Trust Fund Assets.



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

                                                                           Interest Types

Fixed Rate................................     A class with an interest rate that is fixed throughout the life of the class.

Floating Rate or Adjustable Rate..........     A class with an interest rate that resets periodically based upon a designated index and that varies directly with changes in the index.

Inverse Floating Rate.....................     A class with an interest rate that resets periodically based upon a designated index and that varies inversely with changes in the index.

Variable Rate.............................     A class with an interest rate that resets periodically and is calculated by reference to the rate or rates of interest applicable to specified assets or instruments (e.g., the Loan Rates borne by the underlying loans).

Interest Only.............................     A class that receives some or all of the interest payments made on the underlying Trust Fund Assets and little or no principal.
                                               Interest Only classes have either a nominal principal balance or a notional amount.  A nominal principal balance represents actual principal that will be paid on the class.  It is referred to as nominal since it is extremely small compared to other classes.  A notional amount is the amount used as a reference to calculate the amount of interest due on an Interest Only class that is not entitled to any distributions in respect of principal.

Principal Only............................     A class that does not bear interest and is entitled to receive only distributions in respect of principal.

Partial Accrual...........................     A class that accretes a portion of the amount of accrued interest thereon, which amount will be added to the principal balance of the class on each applicable distribution date, with the remainder of the accrued interest to be distributed currently as interest on the
                                               Partial Accrual class.  This accretion may continue until a specified event has occurred or until the Partial Accrual class is retired.

Accrual...................................     A class that accretes the amount of accrued interest otherwise distributable on the Accrual class, which amount will be added as principal to the principal balance of the Accrual class on each applicable distribution date.  This accretion may continue until some specified event has occurred or until the Accrual class is retired.

Callable..................................     A class that is redeemable or terminable when 25% or more of the original principal balance of the mortgage loans held in the trust fund is outstanding.





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

     Other types of securities that may be issued include classes that are entitled to receive only designated portions of the collections on the Trust Fund Assets (i.e. prepayment charges) or excess cashflow from all or designated portions of the Trust Fund Assets (sometimes referred to as "residual classes").

     Indices Applicable to Floating Rate and Inverse Floating Rate Classes

          LIBOR

     The applicable prospectus supplement may specify some other basis for determining LIBOR, but if it does not, on the LIBOR determination date (as defined in the related prospectus supplement) for each class of securities of a series for which the applicable interest rate is determined by reference to an index denominated as LIBOR, the person designated in the related pooling and servicing agreement as the calculation agent will determine LIBOR in accordance with one of the two methods described below (which method will be specified in the related prospectus supplement):

          LIBO Method

     Unless otherwise specified in the related prospectus supplement, if using this method to calculate LIBOR, the calculation agent will determine LIBOR on the basis of the rate for U.S. dollar deposits for the period specified in the prospectus supplement that appears on Telerate Screen Page 3750 as of 11:00 a.m. (London time) on the interest determination date (as defined in the related prospectus supplement). If the rate does not appear on the Telerate Screen Page 3750 (or any page that may replace the page on that service, or if this service is no longer offered, another service for displaying LIBOR or comparable rates as may be reasonably selected by the calculation agent), LIBOR for the applicable accrual period will be the Reference Bank Rate.

     "Reference Bank Rate" with respect to any accrual period, means

     (a) the arithmetic mean (rounded upwards, if necessary, to the nearest whole multiple of 0.03125%) of the offered rates for United States dollar deposits for one month that are quoted by the reference banks as of 11:00 a.m., New York City time, on the related interest determination date to prime banks in the London interbank market, provided that at least two reference banks provide the rate; and

     (b) If fewer than two offered rates appear, the Reference Bank Rate will be the arithmetic mean (rounded upwards, if necessary, to the nearest whole multiple of 0.03125%) of the rates quoted by one or more major banks in New York City, selected by the calculation agent, as of 11:00 a.m., New York City time, on the related interest determination date for loans in U.S. dollars to leading European banks.

     Each reference bank will be a leading bank engaged in transactions in Eurodollar deposits in the international Eurocurrency market; will not control, be controlled by, or be under common control with the depositor, Countrywide Home Loans or the master servicer; and will have an established place of business in London. If a reference bank should be unwilling or unable to act as a reference bank or if appointment of a reference bank is terminated, another leading bank meeting the criteria specified above will be appointed.

     If these quotations cannot be obtained by the calculation agent and no Reference Bank Rate is available, LIBOR will be LIBOR applicable to the preceding interest accrual period.

          BBA Method

     If using this method of determining LIBOR, the calculation agent will determine LIBOR on the basis of the British Bankers' Association "Interest Settlement Rate" for one-month deposits in United States dollars as found on Telerate page 3750 as of 11:00 a.m. London time on each LIBOR determination date. Interest Settlement Rates currently are based on rates quoted by eight British Bankers' Association designated banks as being, in the view of the banks, the offered rate at which deposits are being quoted to prime banks in the London interbank market. The Interest Settlement Rates are calculated by eliminating the two highest rates and the two lowest rates, averaging the four remaining rates, carrying the result (expressed as a percentage) out to six decimal places, and rounding to five decimal places.

     If on any LIBOR determination date, the calculation agent is unable to calculate LIBOR in accordance with the method set forth in the immediately preceding paragraph, LIBOR for the next interest accrual period shall be calculated in accordance with the LIBOR method described under "LIBO Method."

     The establishment of LIBOR on each LIBOR determination date by the calculation agent and its calculation of the rate of interest for the applicable classes for the related interest accrual period shall (in the absence of manifest error) be final and binding.

          COFI

     The Eleventh District Cost of Funds Index is designed to represent the monthly weighted average cost of funds for savings institutions in Arizona, California and Nevada that are member institutions of the Eleventh Federal Home Loan Bank District (the "Eleventh District"). The Eleventh District Cost of Funds Index for a particular month reflects the interest costs paid on all types of funds held by Eleventh District member institutions and is calculated by dividing the cost of funds by the average of the total amount of those funds outstanding at the end of that month and of the prior month and annualizing and adjusting the result to reflect the actual number of days in the particular month. If necessary, before these calculations are made, the component figures are adjusted by the Federal Home Loan Bank of San Francisco ("FHLBSF") to neutralize the effect of events such as member institutions leaving the Eleventh District or acquiring institutions outside the Eleventh District. The Eleventh District Cost of Funds Index is weighted to reflect the relative amount of each type of funds held at the end of the relevant month. The major components of funds of Eleventh District member institutions are: savings deposits, time deposits, FHLBSF advances, repurchase agreements and all other borrowings. Because the component funds represent a variety of maturities whose costs may react in different ways to changing conditions, the Eleventh District Cost of Funds Index does not necessarily reflect current market rates.

     A number of factors affect the performance of the Eleventh District Cost of Funds Index, which may cause it to move in a manner different from indices tied to specific interest rates, such as United States Treasury bills or LIBOR. Because the liabilities upon which the Eleventh District Cost of Funds Index is based were issued at various times under various market conditions and with various maturities, the Eleventh District Cost of Funds Index may not necessarily reflect the prevailing market interest rates on new liabilities of similar maturities. Moreover, as stated above, the Eleventh District Cost of Funds Index is designed to represent the average cost of funds for Eleventh District savings institutions for the month prior to the month in which it is due to be published. Additionally, the Eleventh District Cost of Funds Index may not necessarily move in the same direction as market interest rates at all times, since as longer term deposits or borrowings mature and are renewed at prevailing market interest rates, the Eleventh District Cost of Funds Index is influenced by the differential between the prior and the new rates on those deposits or borrowings. In addition, movements of the Eleventh District Cost of Funds Index, as compared to other indices tied to specific interest rates, may be affected by changes instituted by the FHLBSF in the method used to calculate the Eleventh District Cost of Funds Index.

     The FHLBSF publishes the Eleventh District Cost of Funds Index in its monthly Information Bulletin. Any individual may request regular receipt by mail of Information Bulletins by writing the Federal Home Loan Bank of San Francisco, P.O. Box 7948, 600 California Street, San Francisco, California 94120, or by calling (415) 616-1000. The Eleventh District Cost of Funds Index may also be obtained by calling the FHLBSF at (415) 616-2600.

     The FHLBSF has stated in its Information Bulletin that the Eleventh District Cost of Funds Index for a month "will be announced on or near the last working day" of the following month and also has stated that it "cannot guarantee the announcement" of the index on an exact date. So long as the Eleventh District Cost of Funds Index for a month is announced on or before the tenth day of the second following month, the interest rate for each class of securities of a series as to which the applicable interest rate is determined by reference to an index denominated as COFI (each, a class of "COFI securities") for the Interest Accrual Period commencing in the second following month will be based on the Eleventh District Cost of Funds Index for the second preceding month. If publication is delayed beyond the tenth day, the interest rate will be based on the Eleventh District Cost of Funds Index for the third preceding month.

     The applicable prospectus supplement may specify some other basis for determining COFI, but if it does not, then if on the tenth day of the month in which any interest accrual period commences for a class of COFI securities the most recently published Eleventh District Cost of Funds Index relates to a month before the third preceding month, the index for the current interest accrual period and for each succeeding interest accrual period will, except as described in the next to last sentence of this paragraph, be based on the National Monthly Median Cost of Funds Ratio to SAIF-Insured Institutions (the "National Cost of Funds Index") published by the Office of Thrift Supervision (the "OTS") for the third preceding month (or the fourth preceding month if the National Cost of Funds Index for the third preceding month has not been published on the tenth day of an interest accrual period). Information on the National Cost of Funds Index may be obtained by writing the OTS at 1700 G Street, N.W., Washington, D.C. 20552 or calling (202) 906-6677, and the current National Cost of Funds Index may be obtained by calling (202) 906-6988. If on the tenth day of the month in which an interest accrual period commences the most recently published National Cost of Funds Index relates to a month before the fourth preceding month, the applicable index for the interest accrual period and each succeeding interest accrual period will be based on LIBOR, as determined by the calculation agent in accordance with the Agreement relating to the series of securities. A change of index from the Eleventh District Cost of Funds Index to an alternative index will result in a change in the index level and could increase its volatility, particularly if LIBOR is the alternative index.

     The establishment of COFI by the calculation agent and its calculation of the rates of interest for the applicable classes for the related interest accrual period shall (in the absence of manifest error) be final and binding.

          Treasury Index

     The applicable prospectus supplement may specify some other basis for determining and defining the Treasury index, but if it does not, on the Treasury index determination date for each class of securities of a series for which the applicable interest rate is determined by reference to an index denominated as a Treasury index, the calculation agent will ascertain the Treasury index for Treasury securities of the maturity and for the period (or, if applicable, date) specified in the related prospectus supplement. The Treasury index for any period means the average of the yield for each business day during the specified period (and for any date means the yield for the date), expressed as a per annum percentage rate, on U.S.

Treasury securities adjusted to the "constant maturity" specified in the prospectus supplement or if no "constant maturity" is so specified, U.S. Treasury securities trading on the secondary market having the maturity specified in the prospectus supplement, in each case as published by the Federal Reserve Board in its Statistical Release No. H.15 (519). Statistical Release No. H.15 (519) is published on Monday or Tuesday of each week and may be obtained by writing or calling the Publications Department at the Board of Governors of the Federal Reserve System, 21st and C Streets, Washington, D.C. 20551 (202) 452-3244. If the calculation agent has not yet received Statistical Release No. H.15 (519) for a week, then it will use the Statistical Release from the preceding week.

     Yields on U.S. Treasury securities at "constant maturity" are derived from the U.S. Treasury's daily yield curve. This curve, which relates the yield on a security to its time to maturity, is based on the closing market bid yields on actively traded Treasury securities in the over-the-counter market. These market yields are calculated from composites of quotations reported by five leading U.S. Government securities dealers to the Federal Reserve Bank of New York. This method provides a yield for a given maturity even if no security with that exact maturity is outstanding. In the event that the Treasury Index is no longer published, a new index based upon comparable data and methodology will be designated in accordance with the Agreement relating to the particular series of securities. The Calculation Agent's determination of the Treasury Index, and its calculation of the rates of interest for the applicable classes for the related Interest Accrual Period shall (in the absence of manifest error) be final and binding.

          Prime Rate

     The applicable prospectus supplement may specify the party responsible for determining the Prime Rate, but if it does not, on the Prime Rate Determination Date (as the term is defined in the related prospectus supplement) for each class of securities of a series as to which the applicable interest rate is determined by reference to an index denominated as the Prime Rate, the calculation agent will ascertain the Prime Rate for the related interest accrual period. The applicable prospectus supplement may provide for the means of determining the Prime Rate, but if it does not, the Prime Rate for an interest accrual period will be the "Prime Rate" as published in the "Money Rates" section of The Wall Street Journal (or if not so published, the "Prime Rate" as published in a newspaper of general circulation selected by the calculation agent in its sole discretion) on the related Prime Rate Determination Date. If a prime rate range is given, then the average of the range will be used. In the event that the Prime Rate is no longer published, a new index based upon comparable data and methodology will be designated in accordance with the Agreement relating to the particular series of securities. The calculation agent's determination of the Prime Rate and its calculation of the rates of interest for the related interest accrual period shall (in the absence of manifest error) be final and binding.

          Book-Entry Registration of Securities

     As described in the related prospectus supplement, if not issued in fully registered certificated form, each class of securities will be registered as book-entry certificates (the "Book-Entry Securities"). Persons acquiring beneficial ownership interests in the Book-Entry Securities ("Security Owners") may elect to hold their Book-Entry Securities through the Depository Trust Company ("DTC") in the United States, or Clearstream, Luxembourg or the Euroclear System ("Euroclear"), in Europe, if they are participants of those systems, or indirectly through organizations which are participants in those systems. Each class of the Book-Entry Securities will be issued in one or more certificates which equal the aggregate principal balance of the applicable class of the Book-Entry Securities and will initially be registered in the name of Cede & Co., the nominee of DTC. Clearstream, Luxembourg and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in Clearstream, Luxembourg and Euroclear's names on the books of their respective depositaries which in turn will hold the positions in customers' securities accounts in the depositaries' names on the books of

DTC. Citibank, NA will act as depositary for Clearstream, Luxembourg and JPMorgan Chase will act as depositary for Euroclear (in those capacities, individually the "Relevant Depositary" and collectively the "European Depositaries"). Unless otherwise described in the related prospectus supplement, beneficial interests in the Book-Entry Securities may be held in minimum denominations representing Certificate Principal Balances of $20,000 and integral multiples of $1,000 in excess thereof, except that one investor of each class of Book-Entry Securities may hold a beneficial interest therein that is not an integral multiple of $1,000. Except as described below, no person acquiring a beneficial ownership interest in a Book-Entry Security (each, a "beneficial owner") will be entitled to receive a physical certificate representing the person's beneficial ownership interest in the Book-Entry Security (a "Definitive Security"). Unless and until Definitive Securities are issued, it is anticipated that the only securityholders of the Book-Entry Securities will be Cede & Co., as nominee of DTC. Security Owners will not be Certificateholders as that term is used in the applicable Agreement. Security Owners are only permitted to exercise their rights indirectly through the participating organizations that utilize the services of DTC, including securities brokers and dealers, banks and trust companies and clearing corporations and certain other organizations ("Participants") and DTC.

     The beneficial owner's ownership of a Book-Entry Security will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary (each, a "Financial Intermediary") that maintains the beneficial owner's account for that purpose. In turn, the Financial Intermediary's ownership of the Book-Entry Security will be recorded on the records of DTC (or of a participating firm that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC, if the beneficial owner's Financial Intermediary is not a DTC Participant and on the records of Clearstream, Luxembourg or Euroclear, as appropriate).

     Security Owners will receive all distributions of principal of, and interest on, the Book-Entry Securities from the trustee through DTC and DTC Participants. While the Book-Entry Securities are outstanding (except under the circumstances described below), under the rules, regulations and procedures creating and affecting DTC and its operations (the "Rules"), DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the Book-Entry Securities and is required to receive and transmit distributions of principal of, and interest on, the Book-Entry Securities. Participants and organizations which have indirect access to the DTC system, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly ("Indirect Participants"), with whom Security Owners have accounts with respect to the Book-Entry Securities are similarly required to make book-entry transfers and receive and transmit the distributions on behalf of their respective Security Owners. Accordingly, although Security Owners will not possess certificates, the Rules provide a mechanism by which Security Owners will receive distributions and will be able to transfer their interest.

     Security Owners will not receive or be entitled to receive certificates representing their respective interests in the Book-Entry Securities, except under the limited circumstances described below. Unless and until Definitive Securities are issued, Security Owners who are not Participants may transfer ownership of the Book-Entry Securities only through Participants and Indirect Participants by instructing the Participants and Indirect Participants to transfer Book-Entry Securities, by book-entry transfer, through DTC for the account of the purchasers of the Book-Entry Securities, which account is maintained with their respective Participants. Under the Rules and in accordance with DTC's normal procedures, transfers of ownership of Book-Entry Securities will be executed through DTC and the accounts of the respective Participants at DTC will be debited and credited. Similarly, the Participants and Indirect Participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing Security Owners.

     Because of time zone differences, credits of securities received in Clearstream, Luxembourg or Euroclear as a result of a transaction with a Participant will be made during, subsequent securities settlement processing and dated the business day following, the DTC settlement date. These credits or any transactions in the securities received in Clearstream, Luxembourg or Euroclear as a result of a transaction with a Participant, settled during the processing will be reported to the relevant Euroclear or Clearstream, Luxembourg Participants on that following business day. Cash received in Clearstream, Luxembourg or Euroclear, as a result of sales of securities by or through a Clearstream, Luxembourg Participant or Euroclear Participant to a DTC Participant, will be received with value on the DTC settlement date but will be available in the relevant Clearstream, Luxembourg or Euroclear cash account only as of the business day following settlement in DTC.

     Transfers between Participants will occur in accordance with DTC rules. Transfers between Clearstream, Luxembourg Participants and Euroclear Participants will occur in accordance with their respective rules and operating procedures.

     Cross-market transfers between persons holding securities directly or indirectly through DTC, on the one hand, and directly or indirectly through Clearstream, Luxembourg Participants or Euroclear Participants, on the other, will be effected by DTC in accordance with DTC rules on behalf of the relevant European international clearing system by the Relevant Depositary; however, these cross market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in that system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the Relevant Depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day funds settlement applicable to DTC. Clearstream, Luxembourg Participants and Euroclear Participants may not deliver instructions directly to the European Depositaries.

     DTC, which is a New York-chartered limited purpose trust company, performs services for its participants, some of which (and/or their representatives) own DTC. In accordance with its normal procedures, DTC is expected to record the positions held by each DTC participant in the Book-Entry Securities, whether held for its own account or as a nominee for another person. In general, beneficial ownership of Book-Entry Securities will be subject to the rules, regulations and procedures governing DTC and DTC participants as in effect from time to time.

     Clearstream Banking, societe anonyme, 67 Bd Grande-Duchesse Charlotte, L-2967 Luxembourg ("Clearstream, Luxembourg"), was incorporated in 1970 as "Clearstream, Luxembourg S.A." a company with limited liability under Luxembourg law (a societe anonyme). Clearstream, Luxembourg S.A. subsequently changed its name to Cedelbank. On January 10, 2000, Cedelbank's parent company, Clearstream, Luxembourg International, societe anonyme ("CI") merged its clearing, settlement and custody business with that of Deutsche Borse Clearing AG ("DBC"). The merger involved the transfer by CI of substantially all of its assets and liabilities (including its shares in CB) to a new Luxembourg company, New Clearstream, Luxembourg International, societe anonyme ("New CI"), which is 50% owned by CI and 50% owned by DBC's parent company Deutsche Borse AG. The shareholders of these two entities are banks, securities dealers and financial institutions. Clearstream, Luxembourg International currently has 92 shareholders, including U.S. financial institutions or their subsidiaries. No single entity may own more than 5 percent of Clearstream, Luxembourg International's stock.

     Further to the merger, the Board of Directors of New CI decided to re-name the companies in the group in order to give them a cohesive brand name. The new brand name that was chosen is "Clearstream" effective as of January 14, 2000. New CI has been renamed "Clearstream International, societe anonyme." On January 18, 2000, Cedelbank was renamed "Clearstream Banking, societe anonyme" and Clearstream, Luxembourg Global Services was renamed "Clearstream Services, societe anonyme."

     On January 17, 2000, DBC was renamed "Clearstream Banking AG." This means that there are now two entities in the corporate group headed by Clearstream International which share the name "Clearstream Banking," the entity previously named "Cedelbank" and the entity previously named "Deutsche Borse Clearing AG."

     Clearstream, Luxembourg holds securities for its customers and facilitates the clearance and settlement of securities transactions between Clearstream, Luxembourg customers through electronic book-entry changes in accounts of Clearstream, Luxembourg customers, thereby eliminating the need for physical movement of certificates. Transactions may be settled by Clearstream, Luxembourg in any of 36 currencies, including United States Dollars. Clearstream, Luxembourg provides to its customers, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Clearstream, Luxembourg also deals with domestic securities markets in over 30 countries through established depository and custodial relationships. Clearstream, Luxembourg is registered as a bank in Luxembourg and is subject to regulation by the Commission de Surveillance du Secteur Financier, "CSSF," which supervises Luxembourg banks. Clearstream, Luxembourg's customers are world-wide financial institutions including underwriters, securities brokers and dealers, banks, trust companies and clearing corporations. Clearstream, Luxembourg's U.S. customers are limited to securities brokers and dealers, and banks. Currently, Clearstream, Luxembourg has approximately 2,000 customers located in over 80 countries, including all major European countries, Canada, and the United States. Indirect access to Clearstream, Luxembourg is available to other institutions that clear through or maintain a custodial relationship with an account holder of Clearstream, Luxembourg. Clearstream, Luxembourg has established an electronic bridge with Euroclear Bank S.A./N.V. as the Operator of the Euroclear System (the "Euroclear Operator") in Brussels to facilitate settlement of trades between Clearstream, Luxembourg and the Euroclear Operator.

     Euroclear was created in 1968 to hold securities for participants of Euroclear ("Euroclear Participants") and to clear and settle transactions between Euroclear Participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may now be settled in any of 32 currencies, including United States dollars. Euroclear includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. Euroclear is operated by the Brussels, Belgium office of the Euroclear Operator, under contract with Euroclear Clearance Systems S.C., a Belgian cooperative corporation (the "Cooperative"). All operations are conducted by the Euroclear Operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Cooperative. The Cooperative establishes policy for Euroclear on behalf of Euroclear Participants. Euroclear Participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear Participant, either directly or indirectly.

     The Euroclear Operator has a banking license from the Belgian Banking and Finance Commission. This license authorizes the Euroclear Operator to carry out banking activities on a global basis.

     Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the "Terms and Conditions"). The Terms and

Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear Participants, and has no record of or relationship with persons holding through Euroclear Participants.

     Distributions on the Book-Entry Securities will be made on each Distribution Date by the trustee to DTC. DTC will be responsible for crediting the amount of payments on Book-Entry Securities to the accounts of the applicable DTC participants in accordance with DTC's normal procedures. Each DTC participant will be responsible for disbursing the payments to the beneficial owners of the Book-Entry Securities that it represents and to each Financial Intermediary for which it acts as agent. Each Financial Intermediary will be responsible for disbursing funds to the beneficial owners of the Book-Entry Securities that it represents.

     Under a book-entry format, beneficial owners of the Book-Entry Securities may experience some delay in their receipt of payments, since the payments will be forwarded by the trustee to Cede & Co. Distributions with respect to Book-Entry Securities held through Clearstream, Luxembourg or Euroclear will be credited to the cash accounts of Clearstream, Luxembourg Participants or Euroclear Participants in accordance with the relevant system's rules and procedures, to the extent received by the Relevant Depositary. These distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. See "Material Federal Income Tax Consequences -- Tax Treatment of Foreign Investors" and "-- Tax Consequences to Holders of the Notes -- Backup Withholding" herein. Because DTC can only act on behalf of Financial Intermediaries, the ability of a beneficial owner to pledge Book-Entry Securities to persons or entities that do not participate in the depository system, or otherwise take actions in respect of Book-Entry Securities, may be limited due to the lack of physical certificates for the Book-Entry Securities. In addition, issuance of the Book-Entry Securities in book-entry form may reduce the liquidity of the securities in the secondary market since certain potential investors may be unwilling to purchase securities for which they cannot obtain physical certificates.

     Monthly and annual reports on the Trust provided to Cede & Co., as nominee of DTC, may be made available to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting DTC or the Depositary, and to the Financial Intermediaries to whose DTC accounts the Book-Entry Securities of the beneficial owners are credited.

     DTC has advised the trustee that, unless and until Definitive Securities are issued, DTC will take any action permitted to be taken by the holders of the Book-Entry Securities under the applicable Agreement only at the direction of one or more Financial Intermediaries to whose DTC accounts the Book-Entry Securities are credited, to the extent that those actions are taken on behalf of Financial Intermediaries whose holdings include those Book-Entry Securities. Clearstream, Luxembourg or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by a holder of a Book-Entry Security under the applicable Agreement on behalf of a Clearstream, Luxembourg Participant or Euroclear Participant only in accordance with its relevant rules and procedures and subject to the ability of the Relevant Depositary to effect the actions on its behalf through DTC. DTC may take actions, at the direction of the related Participants, with respect to some Book-Entry Securities which conflict with actions taken with respect to other Book-Entry Securities.

     Definitive Securities will be issued to beneficial owners of the Book-Entry Securities, or their nominees, rather than to DTC, only if (a) DTC or the depositor advises the trustee in writing that DTC is no longer willing, qualified or able to discharge properly its responsibilities as nominee and depositary with respect to the Book-Entry Securities and the depositor or the trustee is unable to locate a qualified



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

successor or (b) after the occurrence of an Event of Default, beneficial owners having not less than 51% of the voting rights evidenced by the Book-Entry Securities advise the trustee and DTC through the Financial Intermediaries and the DTC participants in writing that the continuation of a book-entry system through DTC (or a successor thereto) is no longer in the best interests of beneficial owners of that class.

     Upon the occurrence of any of the events described in the immediately preceding paragraph, the trustee will be required to notify all beneficial owners of the occurrence of the event and the availability through DTC of Definitive Securities. Upon surrender by DTC of the global certificate or certificates representing the Book-Entry Securities and instructions for re-registration, the trustee will issue Definitive Securities, and thereafter the trustee will recognize the holders of the Definitive Securities as securityholders under the applicable Agreement.

     Although DTC, Clearstream, Luxembourg and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of securities among participants of DTC, Clearstream, Luxembourg and Euroclear, they are under no obligation to perform or continue to perform these procedures and these procedures may be discontinued at any time.

     None of the master servicer, the depositor or the trustee will have any responsibility for any aspect of the records relating to or payments made on account of beneficial ownership interests of the Book-Entry Securities held by Cede & Co., as nominee of DTC, or for maintaining, supervising or reviewing any records relating to the beneficial ownership interests.

                              Credit Enhancement

     General

     Credit enhancement may be provided with respect to one or more classes of a series of securities or with respect to the related Trust Fund Assets. Credit enhancement may be in the form of :

     o the subordination of one or more classes of the securities of the series,

     o    letter of credit,

     o a limited financial guaranty policy issued by an entity named in the related prospectus supplement,

     o    surety bond,

     o    bankruptcy bond,

     o    special hazard insurance policy,

     o    guaranteed investment contract,

     o    overcollateralization,

     o    one or more reserve funds,

     o    a mortgage pool insurance policy,

     o    FHA Insurance,



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

     o    a VA Guarantee,

     o    cross-collateralization feature, or

     o another method of credit enhancement contemplated herein and described in the related prospectus supplement, or any combination of the foregoing.

      The applicable prospectus supplement may provide for credit enhancement which covers all the classes of securities, but if it does not, credit enhancement will not provide protection against all risks of loss and will not guarantee repayment of the entire principal balance of the securities and interest thereon. If losses occur which exceed the amount covered by credit enhancement or which are not covered by the credit enhancement, securityholders will bear their allocable share of any deficiencies.

         Subordination

     If so specified in the related prospectus supplement, protection afforded to holders of one or more classes of securities of a series by means of the subordination feature may be accomplished by the preferential right of holders of one or more other classes of the series (the "Senior Securities") to distributions in respect of scheduled principal, Principal Prepayments, interest or any combination thereof that otherwise would have been payable to holders of subordinate securities (the "Subordinate Securities") under the circumstances and to the extent specified in the related prospectus supplement. Protection may also be afforded to the holders of Senior Securities of a series by: (i) reducing the Security Principal Balance (if applicable) of the related subordinate securities; (ii) a combination of the immediately preceding sentence and clause (i) above; or (iii) as otherwise described in the related prospectus supplement. If so specified in the related prospectus supplement, delays in receipt of scheduled payments on the loans and losses on defaulted loans may be borne first by the various classes of subordinate securities and thereafter by the various classes of Senior Securities, in each case under the circumstances and subject to the limitations specified in the related prospectus supplement. The aggregate distributions in respect of delinquent payments on the loans over the lives of the securities or at any time, the aggregate losses in respect of defaulted loans which must be borne by the Subordinate Securities by virtue of subordination and the amount of the distributions otherwise distributable to the holders of Subordinate Securities that will be distributable to Senior Securityholders on any distribution date may be limited as specified in the related prospectus supplement. If aggregate distributions in respect of delinquent payments on the loans or aggregate losses in respect of the loans were to exceed an amount specified in the related prospectus supplement, holders of Senior Securities would experience losses on the securities.

     In addition to or in lieu of the foregoing, if so specified in the related prospectus supplement, all or any portion of distributions otherwise payable to holders of Subordinate Securities on any distribution date may instead be deposited into one or more reserve funds established with the trustee or distributed to holders of Senior Securities. The deposits to a reserve fund may be made on each distribution date, for specified periods or until the balance in the reserve fund has reached a specified amount and, following payments from the reserve fund to holders of Senior Securities or otherwise, thereafter to the extent necessary to restore the balance in the reserve fund to required levels, in each case as specified in the related prospectus supplement. Amounts on deposit in the reserve fund may be released to the holders of certain classes of securities at the times and under the circumstances specified in the related prospectus supplement.

     If specified in the related prospectus supplement, various classes of Senior Securities and Subordinate Securities may themselves be subordinate in their right to receive certain distributions to other classes of Senior and Subordinate Securities, respectively, through preferential rights of those classes of securities to distributions in respect to the other classes of Senior Securities and Subordinate Securities, a cross-collateralization mechanism or otherwise.

     As between classes of Senior Securities and as between classes of Subordinate Securities, distributions may be allocated among those classes (i) in the order of their scheduled final distribution dates, (ii) in accordance with a schedule or formula, (iii) in relation to the occurrence of events, or
(iv) otherwise, in each case as specified in the related prospectus supplement. As between classes of Subordinate Securities, payments to holders of Senior Securities on account of delinquencies or losses and payments to any reserve fund will be allocated as specified in the related prospectus supplement..

          Letter of Credit

     The letter of credit, if any, with respect to a series of securities will be issued by the bank or financial institution specified in the related prospectus supplement (the "L/C Bank"). Under the letter of credit, the L/C Bank will be obligated to honor drawings thereunder in an aggregate fixed dollar amount, net of unreimbursed payments thereunder, equal to the percentage specified in the related prospectus supplement of the aggregate principal balance of the loans on the related cut-off date or of one or more classes of securities (the "L/C Percentage"). If so specified in the related prospectus supplement, the letter of credit may permit drawings in the event of losses not covered by insurance policies or other credit support, such as losses arising from damage not covered by standard hazard insurance policies, losses resulting from the bankruptcy of a borrower and the application of certain provisions of the federal Bankruptcy Code, or losses resulting from denial of insurance coverage due to misrepresentations in connection with the origination of a loan. The amount available under the letter of credit will, in all cases, be reduced to the extent of the unreimbursed payments thereunder. The obligations of the L/C Bank under the letter of credit for each series of securities will expire at the earlier of the date specified in the related prospectus supplement or the termination of the trust fund. See "The Agreements -- Termination: Optional Termination." A copy of the letter of credit for a series, if any, will be filed with the SEC as an exhibit to a Current Report on Form 8-K after the issuance of the securities of the related series.

          Insurance Policies, Surety Bonds and Guaranties

     If so provided in the prospectus supplement for a series of securities, deficiencies in amounts otherwise payable on the securities or certain classes thereof will be covered by insurance policies and/or surety bonds provided by one or more insurance companies or sureties. These instruments may cover, with respect to one or more classes of securities of the related series, timely distributions of interest and/or full distributions of principal on the basis of a schedule of principal distributions set forth in or determined in the manner specified in the related prospectus supplement. In addition, if specified in the related prospectus supplement, a trust fund may also include bankruptcy bonds, special hazard insurance policies, other insurance or guaranties for the purpose of (i) maintaining timely payments or providing additional protection against losses on the assets included in the trust fund,
(ii) paying administrative expenses or (iii) establishing a minimum reinvestment rate on the payments made in respect of the assets or principal payment rate on the assets. If specified in the related prospectus supplement, the trust fund may include a guaranteed investment contact pursuant to which the trust fund is entitled to receive specified payments for a period of time. These arrangements may include agreements under which securityholders are entitled to receive amounts deposited in various accounts held by the trustee upon the terms specified in the related prospectus supplement. If applicable, a copy of any instrument for a series will be filed with the SEC as an exhibit to a Current Report on Form 8-K after the issuance of the securities of the related series.



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

          Over-Collateralization and Excess Cash Flow

     If so provided in the prospectus supplement for a series of securities, a portion of the interest payment on each loan may be applied as an additional distribution in respect of principal to reduce the principal balance of a certain class or classes of securities and, thus, accelerate the rate of payment of principal on that class or classes of securities. Reducing the principal balance of the securities without a corresponding reduction in the principal balance of the underlying Trust Fund Assets will result in over-collateralization. Additionally, some of the excess cash flow may be applied to make distributions to holders of securities to which losses have been allocated up to the amount of the losses that were allocated.

          Reserve Accounts

     If specified in the related prospectus supplement, credit support with respect to a series of securities will be provided by the establishment and maintenance with the trustee for the series of securities, in trust, of one or more reserve funds for the series. The related prospectus supplement will specify whether or not any reserve fund will be included in the trust fund for the related series.

     The reserve fund for a series will be funded (i) by the deposit therein of cash, United States Treasury securities, instruments evidencing ownership of principal or interest payments thereon, letters of credit, demand notes, certificates of deposit or a combination thereof in the aggregate amount specified in the related prospectus supplement, (ii) by the deposit therein from time to time of certain amounts, as specified in the related prospectus supplement to which the holders of Subordinate Securities, if any, would otherwise be entitled or (iii) or as otherwise may be specified in the related prospectus supplement.

     Any amounts on deposit in the reserve fund and the proceeds of any other instrument upon maturity will be held in cash or will be invested in Permitted Investments. Any amounts so deposited and payments on instruments so deposited will be available for withdrawal from the reserve fund for distribution to the holders of securities of the related series for the purposes, in the manner and at the times specified in the related prospectus supplement.

     Pool Insurance Policies

     If specified in the related prospectus supplement, a separate pool insurance policy ("Pool Insurance Policy") will be obtained for the pool and issued by the insurer (the "Pool Insurer") named in the related prospectus supplement. Each Pool Insurance Policy will, subject to the limitations described below, cover loss by reason of default in payment on loans in the pool in an amount equal to a percentage specified in the related prospectus supplement of the aggregate principal balance of the loans on the cut-off date which are not covered as to their entire outstanding principal balances by Primary Mortgage Insurance Policies. As more fully described below, the master servicer will present claims thereunder to the Pool Insurer on behalf of itself, the trustee and the holders of the securities of the related series. The Pool Insurance Policies, however, are not blanket policies against loss, since claims thereunder may only be made respecting particular defaulted loans and only upon satisfaction of certain conditions precedent described below. The applicable prospectus supplement may provide for the extent of coverage provided by the related Pool Insurance Policy, but if it does not, the Pool Insurance Policies will not cover losses due to a failure to pay or denial of a claim under a Primary Mortgage Insurance Policy.

     The applicable prospectus supplement may provide for the conditions for the presentation of claims under a Pool Insurance Policy, but if it does not, the Pool Insurance Policy will provide that no claims may be validly presented unless (i) any required Primary Mortgage Insurance Policy is in effect for the defaulted loan and a claim thereunder has been submitted and settled; (ii) hazard insurance on the related



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

Property has been kept in force and real estate taxes and other protection and preservation expenses have been paid; (iii) if there has been physical loss or damage to the Property, it has been restored to its physical condition (reasonable wear and tear excepted) at the time of issuance of the policy; and
(iv) the insured has acquired good and merchantable title to the Property free and clear of liens except certain permitted encumbrances. Upon satisfaction of these conditions, the Pool Insurer will have the option either (a) to purchase the property securing the defaulted loan at a price equal to the principal balance thereof plus accrued and unpaid interest at the Loan Rate to the date of the purchase and certain expenses incurred by the master servicer on behalf of the trustee and securityholders, or (b) to pay the amount by which the sum of the principal balance of the defaulted loan plus accrued and unpaid interest at the Loan Rate to the date of payment of the claim and the aforementioned expenses exceeds the proceeds received from an approved sale of the Property, in either case net of certain amounts paid or assumed to have been paid under the related Primary Mortgage Insurance Policy. If any Property securing a defaulted loan is damaged and proceeds, if any, from the related hazard insurance policy or the applicable special hazard insurance policy are insufficient to restore the damaged Property to a condition sufficient to permit recovery under the Pool Insurance Policy, the master servicer will not be required to expend its own funds to restore the damaged Property unless it determines that (i) the restoration will increase the proceeds to securityholders on liquidation of the loan after reimbursement of the master servicer for its expenses and (ii) the expenses will be recoverable by it through proceeds of the sale of the Property or proceeds of the related Pool Insurance Policy or any related Primary Mortgage Insurance Policy.

     The applicable prospectus supplement may provide for a Pool Insurance Policy covering losses resulting from defaults, but if it does not, the Pool Insurance Policy will not insure (and many Primary Mortgage Insurance Policies do not insure) against loss sustained by reason of a default arising from, among other things,

     o fraud or negligence in the origination or servicing of a loan, including misrepresentation by the borrower, the originator or persons involved in the origination thereof, or

     o failure to construct a Property in accordance with plans and specifications.

     A failure of coverage attributable to one of the foregoing events might result in a breach of the related seller's representations described above, and, might give rise to an obligation on the part of the related seller to repurchase the defaulted loan if the breach cannot be cured by the related seller. No Pool Insurance Policy will cover (and many Primary Mortgage Insurance Policies do not cover) a claim in respect of a defaulted loan occurring when the servicer of the loan, at the time of default or thereafter, was not approved by the applicable insurer.

     The applicable prospectus supplement may provide for a Pool Insurance Policy featuring a fixed amount of coverage over the life of the policy, but if it does not, the original amount of coverage under each Pool Insurance Policy will be reduced over the life of the related securities by the aggregate dollar amount of claims paid less the aggregate of the net amounts realized by the Pool Insurer upon disposition of all foreclosed properties. The applicable prospectus supplement may provide for the exclusion of specified expenses from the coverage of the Pool Insurance Policy, but if it does not, the amount of claims paid will include certain expenses incurred by the master servicer as well as accrued interest on delinquent loans to the date of payment of the claim. Accordingly, if aggregate net claims paid under any Pool Insurance Policy reach the original policy limit, coverage under that Pool Insurance Policy will be exhausted and any further losses will be borne by the related securityholders.

     Additionally, if specified in the related prospectus supplement, the master servicer will maintain or cause to be maintained, as the case may be, in full force and effect, a Primary Mortgage Insurance Policy with regard to each loan for which coverage is required and loans designated in the related prospectus supplement as insured by the FHA will be insured by the FHA as authorized under the United States Housing Act of 1937, as amended. See "The Agreements - Realization Upon Defaulted Loans" for a discussion of these types of insurance.

     In general, the master servicer will require the mortgagor or obligor on each loan to maintain a hazard insurance policy providing for no less than the coverage of the standard form of fire insurance policy with extended coverage customary for the type of Property in the state in which the Property is located. See "The Agreements - Hazard Insurance" for a description of the coverage with respect to these policies.

     Financial Instruments

     If specified in the related prospectus supplement, the trust fund may include one or more interest rate or currency swap arrangements or similar financial instruments that are used to alter the payment characteristics of the mortgage loans or the securities issued by the trust fund and whose primary purpose is not to provide credit enhancement related to the assets in the trust fund or the securities issued by the trust fund. The primary purpose of a currency swap arrangement will be to convert payments to be made on the mortgage loans or the securities issued by the trust fund from one currency into another currency, and the primary purpose of an interest rate swap arrangement or other financial instrument will be one or more of the following:

     o convert the payments on some or all of the mortgage loans from fixed to floating payments, or from floating to fixed, or from floating based on a particular interest rate index to floating based on another interest rate index;

     o provide payments in the event that any interest rate index related to the mortgage loans or the securities issued by the issuing entity rises above or falls below specified levels; or

     o    provide protection against interest rate changes.

     If a trust fund includes financial instruments of this type, the instruments may be structured to be exempt from the registration requirements of the Securities Act. If applicable, a copy of any instrument for a series will be filed with the SEC as an exhibit to a Current Report on Form 8-K to be filed with the SEC after the issuance of the securities of the related series.

          Cross Support

     If specified in the related prospectus supplement, the beneficial ownership of separate groups of assets included in a trust fund may be evidenced by separate classes of the related series of securities. Similarly, if specified in the related prospectus supplement, certain classes of notes may be supported by cash flow and related assets of separate group of assets from other classes of notes. In that case, credit support may be provided by a cross support feature that requires that distributions be made on securities evidencing a beneficial ownership interest in, or notes supported by, other asset groups within the same trust fund. The related prospectus supplement for a series that includes a cross support feature will describe the manner and conditions for applying the cross support feature.

     If specified in the related prospectus supplement, the coverage provided by one or more forms of credit Support may apply concurrently to two or more related groups of assets included in a trust fund. If applicable, the related prospectus supplement will identify the groups of assets in the trust fund to which the credit support relates and the manner of determining the amount of the coverage provided by it and of the application of the coverage to the identified groups of assets included in the trust fund. identified trust funds.



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

                 Yield, Maturity and Prepayment Considerations

     The yields to maturity and weighted average lives of the securities will be affected primarily by the amount and timing of principal payments received on or in respect of the Trust Fund Assets included in the related trust fund. The original terms to maturity of the loans in a given pool will vary depending upon the type of loans included therein. Each prospectus supplement will contain information with respect to the type and maturities of the loans in the related pool. The related prospectus supplement will specify the circumstances, if any, under which the related loans will be subject to prepayment penalties. The prepayment experience on the loans in a pool will affect the weighted average life of the related series of securities.

          Prepayments on Loans

     The rate of prepayment on the loans cannot be predicted. Home equity loans and home improvement loan contracts have been originated in significant volume only during the past few years and the depositor is not aware of any publicly available studies or statistics on the rate of prepayment of such loans.

     Generally, mortgage loans secured by subordinate liens, revolving credit line loans and home improvement loan contracts are not viewed by borrowers as permanent financing. Accordingly, such loans may experience a higher rate of prepayment than mortgage loans secured by first liens. On the other hand, because home equity loans such as revolving credit line loans generally are not fully amortizing, the absence of voluntary borrower prepayments could cause rates of principal payments lower than, or similar to, those of traditional fully-amortizing first mortgage loans.

     The prepayment experience of the related trust fund consisting of a pool of a pool of home equity mortgage loans or home improvement loan contracts may be affected by a wide variety of factors, including

     o    general economic conditions,

     o    prevailing interest rate levels,

     o    the availability of alternative financing,

     o    homeowner mobility,

     o the amounts of, and interest rates on, the underlying senior mortgage loans, and

     o the use of first mortgage loans as long-term financing for home purchase and subordinate mortgage loans as shorter-term financing for a variety of purposes, including home improvement, education expenses and purchases of consumer durables such as automobiles.

     Accordingly, the loans may experience a higher rate of prepayment than traditional fixed-rate mortgage loans. In addition, any future limitations on the right of borrowers to deduct interest payments on home equity loans for federal income tax purposes may further increase the rate of prepayments of the loans. The enforcement of a "due-on-sale" provision (as described below) will have the same effect as a prepayment of the related loan. See "Certain Legal Aspects of the Loans -- Due-on-Sale Clauses."

     Accordingly, the loans may experience a higher rate of prepayment than traditional fixed-rate mortgage loans. In addition, any future limitations on the right of borrowers to deduct interest payments on home equity loans for federal income tax purposes may further increase the rate of prepayments of the loans. The enforcement of a "due-on-sale" provision (as described below) will have the same effect as a prepayment of the related loan. See "Certain Legal Aspects of the Loans - Due-on-Sale Clauses."

     Collections on revolving credit line loans may vary because, among other things, borrowers may (i) make payments during any month as low as the minimum monthly payment for that month or, during the interest-only period for certain revolving credit line loans and, in more limited circumstances, closed-end loans, with respect to which an interest-only payment option has been selected, the interest and the fees and charges for that month or (ii) make payments as high as the entire outstanding principal balance plus accrued interest and the fees and charges thereon. It is possible that borrowers may fail to make the required periodic payments. In addition, collections on the loans may vary due to seasonal purchasing and the payment habits of borrowers.

     Generally, all conventional loans will contain due-on-sale provisions permitting the mortgagee to accelerate the maturity of the loan upon sale or certain transfers by the borrower of the related Property. Loans insured by the FHA, and single family loans partially guaranteed by the VA, are assumable with the consent of the FHA and the VA, respectively. Thus, the rate of prepayments on the loans may be lower than that of conventional loans bearing comparable interest rates. The master servicer generally will enforce any due-on-sale or due-on-encumbrance clause, to the extent it has knowledge of the conveyance or further encumbrance or the proposed conveyance or proposed further encumbrance of the Property and reasonably believes that it is entitled to do so under applicable law; provided, however, that the master servicer will not take any enforcement action that would impair or threaten to impair any recovery under any related insurance policy. See "The Agreements - Collection Procedures" and "Certain Legal Aspects of the Loans" for a description of certain provisions of each Agreement and certain legal developments that may affect the prepayment experience on the loans.

     The rate of prepayments with respect to conventional mortgage loans has fluctuated significantly in recent years. In general, with respect to if fixed rate loans, if prevailing rates fall significantly below the Loan Rates borne by the loans, the loans are more likely to be subject to higher prepayment rates than if prevailing interest rates remain at or above the Loan Rates. Conversely, if prevailing interest rates rise appreciably above the Loan Rates borne by the fixed rate loans, the loans are more likely to experience a lower prepayment rate than if prevailing rates remain at or below the Loan Rates. However, we can give no assurance that will occur. As is the case with fixed rate loans, adjustable rate loans may be subject to a greater rate of principal prepayments in a declining interest rate environment. For example, if prevailing interest rates fall significantly, adjustable rate loans could be subject to higher prepayment rates than if prevailing interest rates remain constant because the availability of fixed rate loans at lower interest rates may encourage mortgagors to refinance their adjustable rate loans to a lower fixed interest rate. Prepayments on the hybrid loans (loans which are fixed for a period and then convert to adjustable rate loans) may differ as they approach their respective initial adjustment dates, particularly those that require payments of interest only prior to their initial adjustment date. However, we can give no assurance that will occur. The actual rate of principal prepayments on the mortgage loans is influenced by a variety of economic, tax, geographic, demographic, social, legal and other factors and has fluctuated considerably in recent years. In addition, the rate of principal prepayments may differ among pools of mortgage loans at any time because of specific factors relating to the mortgage loans in the particular pool, including, among other things, the age of the mortgage loans, the geographic locations of the properties securing the loans, the extent of the mortgagor's equity in the properties, and changes in the mortgagors' housing needs, job transfers and employment status.

          Prepayment Effect on Interest

     When a full prepayment is made on a loan, the borrower is charged interest on the principal amount of the loan so prepaid only for the number of days in the month actually elapsed up to the date of the



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

prepayment, rather than for a full month. The effect of prepayments in full will be to reduce the amount of interest passed through or paid in the following month to holders of securities because interest on the principal amount of any loan so prepaid will generally be paid only to the date of prepayment. Partial prepayments in a given month may be applied to the outstanding principal balances of the loans so prepaid on the first day of the month of receipt or the month following receipt. In the latter case, partial prepayments will not reduce the amount of interest passed through or paid in that month. The applicable prospectus supplement may specify when prepayments are passed through to securityholders, but if it does not, neither full nor partial prepayments will be passed through or paid until the month following receipt.

     If the rate at which interest is passed through or paid to the holders of securities of a series is calculated on a loan-by-loan basis, disproportionate principal prepayments among loans with different Loan Rates will affect the yield on the securities. In most cases, the effective yield to securityholders will be lower than the yield otherwise produced by the applicable Pass-Through Rate or interest rate and purchase price, because while interest will generally accrue on each loan from the first day of the month, the distribution of interest will not be made earlier than the month following the month of accrual.

          Delays in Realization on Property; Expenses of Realization

     Even assuming that the Properties provide adequate security for the loans, substantial delays could be encountered in connection with the liquidation of defaulted loans and corresponding delays in the receipt of related proceeds by securityholders could occur. An action to foreclose on a Property securing a loan is regulated by state statutes and rules and is subject to many of the delays and expenses of other lawsuits if defenses or counterclaims are interposed, sometimes requiring several years to complete. Furthermore, in some states an action to obtain a deficiency judgment is not permitted following a nonjudicial sale of a property. In the event of a default by a borrower, these restrictions among other things, may impede the ability of the master servicer to foreclose on or sell the Property or to obtain liquidation proceeds sufficient to repay all amounts due on the related loan. In addition, the master servicer will be entitled to deduct from related liquidation proceeds all expenses reasonably incurred in attempting to recover amounts due on defaulted loans and not yet repaid, including payments to senior lienholders, legal fees and costs of legal action, real estate taxes and maintenance and preservation expenses.

     Liquidation expenses with respect to defaulted mortgage loans generally do not vary directly with the outstanding principal balance of the loan at the time of default. Therefore, assuming that a servicer took the same steps in realizing upon a defaulted mortgage loan having a small remaining principal balance as it would in the case of a defaulted mortgage loan having a large remaining principal balance, the amount realized after expenses of liquidation would be smaller as a percentage of the remaining principal balance of the small mortgage loan than would be the case with the other defaulted mortgage loan having a large remaining principal balance.

     Applicable state laws generally regulate interest rates and other charges, require certain disclosures, and require licensing of certain originators and servicers of loans. In addition, most have other laws, public policy and general principles of equity relating to the protection of consumers, unfair and deceptive practices and practices which may apply to the origination, servicing and collection of the loans. Depending on the provisions of the applicable law and the specific facts and circumstances involved, violations of these laws, policies and principles may limit the ability of the master servicer to collect all or part of the principal of or interest on the loans, may entitle the borrower to a refund of amounts previously paid and, in addition, could subject the master servicer to damages and administrative sanctions.



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

          Optional Purchase

     Under certain circumstances, the master servicer, the holders of the residual interests in a REMIC or any person specified in the related prospectus supplement may have the option to purchase the assets of a trust fund thereby effecting earlier retirement of the related series of securities. See "The Agreements - Termination; Optional Termination".

     The relative contribution of the various factors affecting prepayment may vary from time to time. we can give no assurance as to the rate of payment of principal of the Trust Fund Assets at any time or over the lives of the securities.

          Prepayment Standards or Models

     Prepayments on loans can be measured relative to a prepayment standard or model. The prospectus supplement for a series of securities will describe the prepayment standard or model, if any, used and may contain tables setting forth the projected weighted average life of each class of securities of that series and the percentage of the original principal amount of each class of securities of that series that would be outstanding on specified distribution dates for that series based on the assumptions stated in the prospectus supplement, including assumptions that prepayments on the loans or underlying loans, as applicable, included in the related trust fund are made at rates corresponding to various percentages of the prepayment standard or model specified in the prospectus supplement.

     We can give no assurance that prepayment of the loans or underlying loans, as applicable, included in the related trust fund will conform to any level of any prepayment standard or model specified in the related prospectus supplement. The rate of principal prepayments on pools of loans is influenced by a variety of economic, demographic, geographic, legal, tax, social and other factors.

          Yield

     The yield to an investor who purchases securities in the secondary market at a price other than par will vary from the anticipated yield if the rate of prepayment on the loans is actually different than the rate anticipated by the investor at the time the securities were purchased.

     The prospectus supplement relating to a series of securities will discuss in greater detail the effect of the rate and timing of principal payments (including prepayments), delinquencies and losses on the yield, weighted average lives and maturities of the securities.



                                The Agreements

     Set forth below is a description of the material provisions of each Agreement which are not described elsewhere in this prospectus. The description is subject to, and qualified in its entirety by reference to, the provisions of each Agreement. Where particular provisions or terms used in the Agreements are referred to, those provisions or terms are as specified in the Agreements.

          Assignment of the Trust Fund Assets

     Assignment of the Loans. At the time of issuance of the securities of a series, the depositor will cause the loans comprising the related trust fund to be assigned to the trustee (or trust, in the case of a series with both notes and certificates), without recourse, together with all principal and interest received by or



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

on behalf of the depositor on or with respect to the loans after the cut-off date, other than principal and interest due on or before the cut-off date and other than any Retained Interest specified in the related prospectus supplement. In the case of a series with both notes and certificates, the trust will pledge these assets to the trustee for the benefit of the holders of the notes. The trustee (or trust, in the case of a series with both notes and certificates) will, concurrently with the assignment, deliver the related securities to the depositor in exchange for the loans. Each loan will be identified in a schedule appearing as an exhibit to the related Agreement. Such schedule will include information as to the outstanding principal balance of each loan after application of payments due on or before the cut-off date, as well as information regarding the Loan Rate or APR, the maturity of the loan, the Loan-to-Value Ratios or Combined Loan-to-Value Ratios, as applicable, at origination and certain other information.

     In addition, the depositor will also deliver or cause to be delivered to the trustee (or to the custodian) for each single family loan, multifamily loan or home equity loan,

     o the mortgage note or contract endorsed without recourse in blank or to the order of the trustee,

     o the mortgage, deed of trust or similar instrument (a "Mortgage") with evidence of recording indicated thereon (except for any Mortgage not returned from the public recording office, in which case the depositor will deliver or cause to be delivered a copy of the Mortgage together with a certificate that the original of the Mortgage was delivered to the recording office),

     o an assignment of the Mortgage to the trustee, which assignment will be in recordable form in the case of a Mortgage assignment, and

     o any other security documents, including those relating to any senior interests in the Property, as may be specified in the related prospectus supplement or the related Agreement.

The applicable prospectus supplement may provide other arrangements for assuring the priority of assignments, but if it does not, the depositor will promptly cause the assignments of the related loans to be recorded in the appropriate public office for real property records, except in states in which, in the opinion of counsel acceptable to the trustee, the recording is not required to protect the trustee's interest in the loans against the claim of any subsequent transferee or any successor to or creditor of the depositor or the originator of the loans.

     With respect to any loans that are cooperative loans, the depositor will cause to be delivered to the trustee the related original cooperative note endorsed without recourse in blank or to the order of the trustee, the original security agreement, the proprietary lease or occupancy agreement, the recognition agreement, an executed financing agreement and the relevant stock certificate, related blank stock powers and any other document specified in the related prospectus supplement. The depositor will cause to be filed in the appropriate office an assignment and a financing statement evidencing the trustee's security interest in each cooperative loan.

     The applicable prospectus supplement may provide for the depositor's delivery obligations in connection with home improvement loan contracts, but if it does not, the depositor will as to each home improvement loan contract, deliver or cause to be delivered to the trustee the original home improvement loan contract and copies of documents and instruments related to each home improvement contract and the security interest in the Property securing the home improvement loan contract. In general, it is expected that the home improvement loan contracts will not be stamped or otherwise marked to reflect their assignment to the trustee. Therefore, if, through negligence, fraud or otherwise, a subsequent purchaser were able to take physical possession of the home improvement loan contracts without notice



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

of the assignment by the depositor, the interest of securityholders in the home improvement loan contracts could be defeated. See "Certain Legal Aspects of the Loans - The Home Improvement Loan Contracts."

     The trustee (or the custodian) will review the loan documents within the time period specified in the related prospectus supplement after receipt thereof, and the trustee will hold the documents in trust for the benefit of the related securityholders. Generally, if the document is found to be missing or defective in any material respect, the trustee (or the custodian) will notify the master servicer and the depositor, and the master servicer will notify the related seller. If the seller cannot cure the omission or defect within the time period specified in the related prospectus supplement after receipt of the notice, the seller will be obligated to either purchase the related loan from the trust fund at the Purchase Price or if so specified in the related prospectus supplement, remove the loan from the trust fund and substitute in its place one or more other loans that meet certain requirements set forth therein. We can give no assurance that a seller will fulfill this purchase or substitution obligation. Although the master servicer may be obligated to enforce the obligation to purchase the related loan to the extent described above under "Loan Program - Representations by Sellers; Repurchases," neither the master servicer nor the depositor will be obligated to purchase or replace the loan if the seller defaults on its obligation, unless the breach also constitutes a breach of the representations or warranties of the master servicer or the depositor, as the case may be. The applicable prospectus supplement may provide other remedies, but if it does not, this obligation to cure, purchase or substitute constitutes the sole remedy available to the securityholders or the trustee for omission of, or a material defect in, a constituent document.

     The trustee will be authorized to appoint a custodian pursuant to a custodial agreement to maintain possession of and, if applicable, to review the documents relating to the loans as agent of the trustee.

     The master servicer will make certain representations and warranties regarding its authority to enter into, and its ability to perform its obligations under, the Agreement. Upon a breach of these representations of the master servicer materially and adversely affects the interests of the securityholders in a loan, the master servicer will be obligated either to cure the breach in all material respects or to purchase (at the Purchase Price) or if so specified in the related prospectus supplement, replace the loan. The applicable prospectus supplement may provide other remedies, but if it does not, this obligation to cure, purchase or substitute constitutes the sole remedy available to the securityholders or the trustee for such a breach of representation by the master servicer that materially and adversely affects the interests of the securityholders in a loan.

     Notwithstanding the foregoing provisions, with respect to a trust fund for which a REMIC election is to be made, no purchase or substitution of a loan will be made if the purchase or substitution would result in a prohibited transaction tax under the Code.

          (a) Although the depositor has expressed in the Agreement its intent to treat the conveyance of the loans as a sale, the depositor will also grant to the trustee (or trust, in the case of a series with both notes and certificates) a security interest in the loans. This security interest is intended to protect the interests of the securityholders if a bankruptcy court were to characterize the depositor's transfer of the loans as a borrowing by the depositor secured by a pledge of the loans as described under "Risk Factors - Bankruptcy or Insolvency May Affect The Timing And Amount Of Distributions On The Securities". In the event that a bankruptcy court did characterize the transaction as a borrowing by the depositor, that borrowing would be secured by the loans in which the depositor granted a security interest to the trustee (or trust, in the case of a series with both notes and certificates). The depositor has agreed to take those actions that are necessary to maintain the security interest granted to the trustee as a first priority, perfected security interest in the loans, including the filing of Uniform Commercial Code financing statements, if necessary.



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

     Assignment of Agency Securities. The depositor will cause the Agency Securities to be registered in the name of the trustee or its nominee, and the trustee concurrently will execute, countersign and deliver the certificates. Each Agency Security will be identified in a schedule appearing as an exhibit to the related agreement, which will specify as to each Agency Security the original principal amount and outstanding principal balance as of the cut-off date, the annual pass-through rate and the maturity date.

     Assignment of Non-Agency Mortgage-Backed Securities. The depositor will cause the Non-Agency Mortgage-Backed Securities to be registered in the name of the trustee. The trustee (or the custodian) will have possession of any certificated Non-Agency Mortgage-Backed Securities. Generally, the trustee will not be in possession of or be assignee of record of any underlying assets for a Non-Agency Mortgage-Backed Security. See "The Trust Fund - Non-Agency Mortgage-Backed Securities." Each Non-Agency Mortgage-Backed Security will be identified in a schedule appearing as an exhibit to the related pooling and servicing agreement which will specify the original principal amount, outstanding principal balance as of the cut-off date, annual pass-through rate or interest rate and maturity date and other specified pertinent information for each Non-Agency Mortgage-Backed Security conveyed to the trustee.

          Payments on Loans; Deposits to Security Account

     The master servicer will establish and maintain or cause to be established and maintained with respect to the related trust fund a separate account or accounts for the collection of payments on the related Trust Fund Assets in the trust fund (the "Security Account"). The applicable prospectus supplement may provide for other requirements for the Security Account, but if it does not, the Security Account must be either:

     o maintained with a depository institution the debt obligations of which (or in the case of a depository institution that is the principal subsidiary of a holding company, the obligations of which) are rated in one of the two highest rating categories by the Rating Agencies ;

     o an account or accounts the deposits in which are fully insured by either the Bank Insurance Fund (the "BIF") of the FDIC or the Savings Association Insurance Fund (as successor to the Federal Savings and Loan Insurance Corporation ("SAIF"));

     o an account or accounts the deposits in which are insured by the BIF or SAIF (to the limits established by the FDIC), and the uninsured deposits in which are otherwise secured such that, as evidenced by an opinion of counsel, the securityholders have a claim with respect to the funds in the security account or a perfected first priority security interest against any collateral securing the funds that is superior to the claims of any other depositors or general creditors of the depository institution with which the Security Account is maintained;

     o a trust account or accounts maintained with the corporate trust department of a federal or state chartered depository institution or trust company having capital and surplus of not less than $50,000,000, acting in its fiduciary capacity; or

     o    an account or accounts otherwise acceptable to each Rating Agency.

     The collateral eligible to secure amounts in the Security Account is limited to Permitted Investments. A Security Account may be maintained as an interest bearing account or the funds held therein may be invested pending each succeeding distribution date in Permitted Investments. To the extent provided in the related prospectus supplement, the master servicer or its designee will be entitled to direct the investment or the funds held in the Security Account and to receive any such interest or other income earned on funds in the Security Account as additional compensation and will be obligated to deposit in



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

the Security Account the amount of any loss immediately as realized. The Security Account may be maintained with the master servicer or with a depository institution that is an affiliate of the master servicer, provided it meets the standards set forth above.

     The master servicer will deposit or cause to be deposited in the Security Account for each trust fund, to the extent applicable and unless otherwise specified in the related Agreement and the related prospectus supplement, the following payments and collections received or advances made by or on behalf of it subsequent to the cut-off date (other than payments due on or before the cut-off date and exclusive of any amounts representing any Retained Interest):

     o all payments on account of principal, including Principal Prepayments and, if specified in the related prospectus supplement, any applicable prepayment penalties, on the loans;

     o all payments on account of interest on the loans, net of applicable servicing compensation;

     o all proceeds (net of unreimbursed payments of property taxes, insurance premiums and similar items ("Insured Expenses") incurred, and unreimbursed advances made, by the master servicer, if any) of the hazard insurance policies and any Primary Mortgage Insurance Policies, to the extent the proceeds are not applied to the restoration of the property or released to the mortgagor in accordance with the master servicer's normal servicing procedures (collectively, "Insurance Proceeds") and all other cash amounts (net of unreimbursed expenses incurred in connection with liquidation or foreclosure ("Liquidation Expenses") and unreimbursed advances made, by the master servicer, if any) received and retained in connection with the liquidation of defaulted loans, by foreclosure or otherwise, together with any net proceeds received on a monthly basis with respect to any properties acquired on behalf of the securityholders by foreclosure or deed in lieu of foreclosure ("Liquidation Proceeds");

     o all proceeds of any loan or property in respect thereof purchased by the master servicer, the depositor or any seller as described under "Loan Program - Representations by Sellers; Repurchases" or "- Assignment of Trust Fund Assets" above and all proceeds of any loan repurchased as described under "- Termination; Optional Termination" below;

     o all payments required to be deposited in the Security Account with respect to any deductible clause in any blanket insurance policy described under "- Hazard Insurance" below;

     o any amount required to be deposited by the master servicer in connection with losses realized on investments for the benefit of the master servicer of funds held in the Security Account and, to the extent specified in the related prospectus supplement, any advances required to be made by the master servicer and any payments required to be made by the master servicer in connection with prepayment interest shortfalls; and

     o all other amounts required to be deposited in the Security Account pursuant to the Agreement.

     Unless otherwise specified in the related prospectus supplement the master servicer will make these deposits within two business days of receipt of the amounts.

     Unless otherwise specified in the related prospectus supplement, the master servicer (or the depositor, as applicable) may from time to time direct the institution that maintains the Security Account to withdraw funds from the Security Account for the following purposes:



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

     o to pay to the master servicer the master servicing fees (subject to reduction) described in the related prospectus supplement, and, as additional servicing compensation, earnings on or investment income with respect to funds in the amounts in the Security Account credited thereto, as well as any other additional servicing compensation specified in the related prospectus supplement;

     o to reimburse the master servicer for advances, which right of reimbursement with respect to any loan is limited to amounts received that represent late recoveries of payments of principal and/or interest on the loan (or Insurance Proceeds or Liquidation Proceeds with respect thereto) with respect to which the advance was made;

     o to reimburse the master servicer for any advances previously made which the master servicer has determined to be nonrecoverable;

     o to reimburse the master servicer from Insurance Proceeds for expenses incurred by the master servicer and covered by the related insurance policies;

     o to reimburse the master servicer for unpaid master servicing fees and unreimbursed out-of-pocket costs and expenses incurred by the master servicer in the performance of its servicing obligations, which right of reimbursement is limited to amounts received representing late recoveries of the payments for which the advances were made;

     o to pay to the master servicer or applicable seller, with respect to each loan or property acquired in respect thereof that has been purchased by the master servicer or seller pursuant to the related Agreement, all amounts received thereon and not taken into account in determining the principal balance of the repurchased loan;

     o to reimburse the master servicer, the depositor or other party specified in the related prospectus supplement for expenses incurred and reimbursable pursuant to the Agreement;

     o to withdraw any amount deposited in the Security Account and not required to be deposited therein; and

     o to clear and terminate the Security Account upon termination of the Agreement.

     In addition, the Agreement will generally provide that, on or prior to the business day immediately preceding each distribution date, the master servicer shall withdraw from the Security Account the amount of Available Funds, to the extent on deposit, for deposit in an account maintained by the trustee for the related series of securities.

     Unless otherwise specified in the related prospectus supplement, aside from the annual compliance review and servicing criteria assessment and accompanying accountants' attestation, there is no independent verification of the transaction accounts or the transaction activity. The master servicer is required to provide an annual certification to the effect that the master servicer has fulfilled its obligations under the related Pooling and Agreement or Master Servicing Agreement throughout the preceding year, as well as an annual assessment and an accompanying accountants' attestation as to its compliance with applicable servicing criteria.
See "-  Evidence as to Compliance."



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

          Pre-Funding Account

     If so provided in the related prospectus supplement, the master servicer will establish and maintain an account (the "Pre-Funding Account"), in the name of the related trustee on behalf of the related securityholders, into which the depositor will deposit cash in an amount specified in the prospectus supplement (the "Pre-Funded Amount") on the related closing date. The Pre-Funding Account will be maintained with the trustee for the related series of securities or with another eligible institution, and is designed solely to hold funds to be applied during the period from the closing date to a date not more than a year after the closing date (the "Funding Period") to pay to the depositor the purchase price for loans purchased during the Funding Period (the "Subsequent Loans"). Monies on deposit in the Pre-Funding Account will not be available to cover losses on or in respect of the related loans. The Pre-Funded Amount will not exceed 50% of the initial aggregate principal amount of the certificates and notes of the related series. The Pre-Funded Amount will be used by the related trustee to purchase Subsequent Loans from the depositor from time to time during the Funding Period. The Funding Period, if any, for a trust fund will begin on the related closing date and will end on the date specified in the related prospectus supplement, which in no event will be later than the date that is one year after the related closing date. Monies on deposit in the Pre-Funding Account may be invested in Permitted Investments under the circumstances and in the manner described in the related prospectus supplement. Unless otherwise specified in the related prospectus supplement, earnings on investment of funds in the Pre-Funding Account will be deposited into the related Security Account or the other trust account as is specified in the related prospectus supplement and losses will be charged against the funds on deposit in the Pre-Funding Account. Any amounts remaining in the Pre-Funding Account at the end of the Funding Period will be distributed to the related securityholders in the manner and priority specified in the related prospectus supplement, as a prepayment of principal of the related securities.

     In addition, if so provided in the related prospectus supplement, on the related closing date the depositor will deposit in an account (the "Capitalized Interest Account") cash in the amount necessary to cover shortfalls in interest on the related series of securities that may arise as a result of utilization of the Pre-Funding Account as described above, or with respect to the related distributions dates, Countrywide Home Loans may deposit the amount of these shortfalls to the related Security Account. The Capitalized Interest Account shall be maintained with the trustee for the related series of securities and is designed solely to cover the above-mentioned interest shortfalls. Neither the monies on deposit in the Capitalized Interest Account nor any amounts paid by Countrywide Home Loans will be available to cover losses on or in respect of the related loans. To the extent that the entire amount on deposit in the Capitalized Interest Account has not been applied to cover shortfalls in interest on the related series of securities by the end of the Funding Period, any amounts remaining in the Capitalized Interest Account will be paid to the depositor.

          Investments in Amounts Held in Accounts

     Unless otherwise specified in the related prospectus supplement, funds held in a Security Account, any Pre-Funding Account, any Capitalized Interest Account, any reserve fund or any other accounts that are part of the Trust Fund Assets, may be invested in "Permitted Investments" which may include

          (i) obligations of the United States or any agency thereof, provided the obligations are backed by the full faith and credit of the United States;

          (ii) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of each Rating Agency rating the related series of securities, or a lower rating that each Rating Agency has confirmed in writing is sufficient for the ratings originally assigned to the securities by each Rating Agency;



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

          (iii) commercial paper issued by Countrywide Home Loans, Inc. or any of its affiliates; provided that the commercial paper is rated no lower than the rating specified in the related prospectus supplement;

          (iv) commercial or finance company paper which is then receiving the highest commercial or finance company paper rating of each Rating Agency, or such lower rating as each Rating Agency has confirmed in writing is sufficient for the ratings originally assigned to the related securities by each Rating Agency;

          (v) certificates of deposit, demand or time deposits, or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long term unsecured debt obligations of the depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of the holding company, but only if Moody's Investors Service, Inc. ("Moody's") is not a Rating Agency) are then rated one of the two highest long-term and the highest short-term ratings of each Rating Agency for the securities, or such lower ratings as each Rating Agency has confirmed in writing is sufficient for the ratings originally assigned to the related securities by any Rating Agency;

          (vi) demand or time deposits or certificates of deposit issued by any bank or trust company or savings institution to the extent that the deposits are fully insured by the FDIC;

          (vii) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation containing, at the time of the issuance of the agreements, the terms and conditions as each Rating Agency has confirmed in writing is sufficient for the ratings originally assigned to the related securities by any Rating Agency;

          (viii) repurchase obligations with respect to any security described in clauses (i) and (ii) above, in either case entered into with a depository institution or trust company (acting as principal) described in clause (v) above;

          (ix) securities (other than stripped bonds, stripped coupons or instruments sold at a purchase price in excess of 115% of the face amount thereof) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which, at the time of the investment, have one of the two highest ratings of each Rating Agency (except if the Rating Agency is Moody's, the rating shall be the highest commercial paper rating of Moody's for any of those securities), or such lower rating as each Rating Agency has confirmed in writing is sufficient for the ratings originally assigned to the related securities by any Rating Agency, as evidenced by a signed writing delivered by each Rating Agency;

          (x) interests in any money market fund which at the date of acquisition of the interests in the fund and throughout the time the interests are held in the fund has the highest applicable rating by each Rating Agency or a lower rating that will not result in the downgrading or withdrawal of the ratings then assigned to the related securities by each Rating Agency;

          (xi) short term investment funds sponsored by any trust company or national banking association incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in their respective highest applicable rating category or a lower rating that each Rating Agency has confirmed in writing is sufficient for the ratings originally assigned to those securities by each Rating Agency; and

          (xii) other investments that have a specified stated maturity and bearing interest or sold at a discount acceptable to each Rating Agency as will not result in the downgrading or withdrawal of the rating then assigned to the related securities by any Rating Agency, as evidenced by a signed writing delivered by each Rating Agency, and reasonably acceptable to the NIM Insurer as evidenced by a signed writing delivered by the NIM Insurer; provided that none of those investments shall be a Permitted Investment if the investments evidences the right to receive interest only payments with respect to the obligations underlying the investment; and provided, further, that no investment specified in clause
     (x) or clause (xi) above shall be a Permitted Investment for any pre-funding account or any related Capitalized Interest Account.

     If a letter of credit is deposited with the trustee, that letter of credit will be irrevocable and will name the trustee, in its capacity as trustee for the holders of the securities, as beneficiary and will be issued by an entity acceptable to each Rating Agency that rates the securities of the related series. Additional information with respect to the instruments deposited in the accounts will be set forth in the related prospectus supplement.

     Unless otherwise specified in the related prospectus supplement, the Permitted Investments will be held in the name of the trustee for the benefit of the securityholders and may not mature later than:

     o in the case of a Security Account, the second business day next preceding the date on which funds must be transferred to the trustee in each month (except that if the Permitted Investment is an obligation of the institution that maintains the Security Account, then the Permitted Investment may not mature later than the business day next preceding that date) and may not be sold or disposed of prior to its maturity; and

     o in the case of the any other account, the business day immediately preceding the first distribution date that follows the date of the investment (except that if the Permitted Investment is an obligation of the institution that maintains the account, then the Permitted Investment may mature not later than the related distribution date) and may not be sold or disposed of prior to its maturity.

          Sub-Servicing by Sellers

     Each seller of a loan or any other servicing entity may act as the sub-servicer for the loan pursuant to a sub-servicing agreement, which will not contain any terms inconsistent with the related Agreement. While each sub-servicing agreement will be a contract solely between the master servicer and the sub-servicer, the Agreement pursuant to which a series of securities is issued will provide that, if for any reason the master servicer for the series of securities is no longer the master servicer of the related loans, the trustee or any successor master servicer must recognize the sub-servicer's rights and obligations under the sub-servicing agreement. Notwithstanding any subservicing arrangement, unless otherwise provided in the related prospectus supplement, the master servicer will remain liable for its servicing duties and obligations under the Sale and Servicing Agreement as if the master servicer alone were servicing the loans.

          Collection Procedures

     The master servicer, directly or through one or more sub-servicers, will make reasonable efforts to collect all payments called for under the loans and will, consistent with each Agreement and any Pool



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Insurance Policy, Primary Mortgage Insurance Policy, FHA Insurance, VA
Guaranty, bankruptcy bond or alternative arrangements, follow collection procedures that are customary with respect to loans that are comparable to the loans. Consistent with the above, the master servicer may, in its discretion, waive any assumption fee, late payment or other charge in connection with a loan and to the extent not inconsistent with the coverage of the loan by a Pool Insurance Policy, Primary Mortgage Insurance Policy, FHA Insurance, VA Guaranty, bankruptcy bond or alternative arrangements, if applicable, arrange with a borrower a schedule for the liquidation of delinquencies running for no more than 125 days after the applicable due date for each payment. To the extent the master servicer is obligated to make or cause to be made advances, the obligation will remain during any period of that arrangement.

     In any case in which property securing a loan has been, or is about to be, conveyed by the mortgagor or obligor, the master servicer will, to the extent it has knowledge of the conveyance or proposed conveyance, exercise or cause to be exercised its rights to accelerate the maturity of the loan under any due-on-sale clause applicable thereto, but only if the exercise of the rights is permitted by applicable law and will not impair or threaten to impair any recovery under any Primary Mortgage Insurance Policy. If these conditions are not met or if the master servicer reasonably believes it is unable under applicable law to enforce the due-on-sale clause or if the loan is a mortgage loan insured by the FHA or partially guaranteed by the VA, the master servicer will enter into or cause to be entered into an assumption and modification agreement with the person to whom the property has been or is about to be conveyed, pursuant to which the person becomes liable for repayment of the loan and, to the extent permitted by applicable law, the mortgagor remains liable thereon. Any fee collected by or on behalf of the master servicer for entering into an assumption agreement will be retained by or on behalf of the master servicer as additional servicing compensation. See "Certain Legal Aspects of the Loans - Due-on-Sale Clauses". In connection with any assumption, the terms of the related loan may not be changed.

     With respect to cooperative loans, any prospective purchaser will generally have to obtain the approval of the board of directors of the relevant cooperative before purchasing the shares and acquiring rights under the related proprietary lease or occupancy agreement. See "Certain Legal Aspects of the Loans". This approval is usually based on the purchaser's income and net worth and numerous other factors. Although the cooperative's approval is unlikely to be unreasonably withheld or delayed, the necessity of acquiring approval could limit the number of potential purchasers for those shares and otherwise limit the trust fund's ability to sell and realize the value of those shares.

     In general a "tenant-stockholder" (as defined in Code Section 216(b)(2) of a corporation that qualifies as a "cooperative housing corporation" within the meaning of Code Section 216(b)(1) is allowed a deduction for amounts paid or accrued within his taxable year to the corporation representing his proportionate share of certain interest expenses and certain real estate taxes allowable as a deduction under Code Section 216(a) to the corporation under Code Sections 163 and 164. In order for a corporation to qualify under Code
Section 216(b)(1) for its taxable year in which those items are allowable as a deduction to the corporation, that Section requires, among other things, that at least 80% of the gross income of the corporation be derived from its tenant-stockholders (as defined in Code Section 216(b)(2)). By virtue of this requirement, the status of a corporation for purposes of Code Section 216(b)(1) must be determined on a year-to-year basis. Consequently, we can give no assurance that cooperatives relating to the cooperative loans will qualify under that Section for any particular year. In the event that a cooperative fails to qualify for one or more years, the value of the collateral securing any related cooperative loans could be significantly impaired because no deduction would be allowable to tenant-stockholders under Code Section 216(a) with respect to those years. In view of the significance of the tax benefits accorded tenant-stockholders of a corporation that qualifies under Code Section 216(b)(1), the likelihood that a failure would be permitted to continue over a period of years appears remote.



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

          Hazard Insurance

     In general, the master servicer will require the mortgagor or obligor on each loan to maintain a hazard insurance policy providing for no less than the coverage of the standard form of fire insurance policy with extended coverage customary for the type of Property in the state in which the Property is located. The coverage will be in an amount that is at least equal to the lesser of

     o    the maximum insurable value of the improvements securing the loan or

     o    the greater of

          (1) the outstanding principal balance of the loan and

          (2) an amount such that the proceeds of the policy shall be sufficient to prevent the mortgagor and/or the mortgagee from becoming a co-insurer.

All amounts collected by the master servicer under any hazard policy (except for amounts to be applied to the restoration or repair of the Property or released to the mortgagor or obligor in accordance with the master servicer's normal servicing procedures) will be deposited in the related Security Account. In the event that the master servicer maintains a blanket policy insuring against hazard losses on all the loans comprising part of a trust fund, it will conclusively be deemed to have satisfied its obligation relating to the maintenance of hazard insurance. The blanket policy may contain a deductible clause, in which case the master servicer will be required to deposit from its own funds into the related Security Account the amounts which would have been deposited therein but for the clause.

     In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements securing a loan by fire, lightning, explosion, smoke, windstorm and hail, riot, strike and civil commotion, subject to the conditions and exclusions particularized in each policy. Although the policies relating to the loans may have been underwritten by different insurers under different state laws in accordance with different applicable forms and therefore may not contain identical terms and conditions, the basic terms thereof are dictated by respective state laws, and most policies typically do not cover any physical damage resulting from the following: war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides and mud flows), nuclear reactions, wet or dry rot, vermin, rodents, insects or domestic animals, theft and, in certain cases, vandalism and hurricanes. The foregoing list is merely indicative of certain kinds of uninsured risks and is not intended to be all inclusive. If the Property securing a loan is located in a federally designated special flood area at the time of origination, the master servicer will require the mortgagor or obligor to obtain and maintain flood insurance.

     The hazard insurance policies covering properties securing the loans typically contain a clause which in effect requires the insured at all time to carry insurance of a specified percentage (generally 80% to 90%) of the full replacement value of the insured property in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, then the insurer's liability in the event of partial loss will not exceed the larger of

     o the actual cash value (generally defined as replacement cost at the time and place of loss, less physical depreciation) of the improvements damaged or destroyed or

     o the proportion of the loss as the amount of insurance carried bears to the specified percentage of the full replacement cost of the improvements.



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

Since the amount of hazard insurance the master servicer may cause to be maintained on the improvements securing the loans declines as the principal balances owing thereon decrease, and since improved real estate generally has appreciated in value over time in the past, the effect of this requirement in the event of partial loss may be that hazard insurance proceeds will be insufficient to restore fully the damaged property. If specified in the related prospectus supplement, a special hazard insurance policy will be obtained to insure against certain of the uninsured risks described above. See "Credit Enhancement".

     The master servicer will not require that a standard hazard or flood insurance policy be maintained on the cooperative dwelling relating to any cooperative loan. Generally, the cooperative itself is responsible for maintenance of hazard insurance for the property owned by the cooperative and the tenant-stockholders of that cooperative do not maintain individual hazard insurance policies. To the extent, however, that a cooperative and the related borrower on a cooperative loan do not maintain that insurance or do not maintain adequate coverage or any insurance proceeds are not applied to the restoration of damaged property, any damage to the borrower's cooperative dwelling or the cooperative's building could significantly reduce the value of the collateral securing the cooperative loan to the extent not covered by other credit support.

     If the Property securing a defaulted loan is damaged and proceeds, if any, from the related hazard insurance policy are insufficient to restore the damaged Property, the master servicer is not required to expend its own funds to restore the damaged Property unless it determines (i) that the restoration will increase the proceeds to securityholders on liquidation of the loan after reimbursement of the master servicer for its expenses and (ii) that the expenses will be recoverable by it from related Insurance Proceeds or Liquidation Proceeds.

     If recovery on a defaulted loan under any related Insurance Policy is not available for the reasons set forth in the preceding paragraph, or if the defaulted loan is not covered by an Insurance Policy, the master servicer will be obligated to follow or cause to be followed those normal practices and procedures as it deems necessary or advisable to realize upon the defaulted loan. If the proceeds of any liquidation of the Property securing the defaulted loan are less than the principal balance of the loan plus interest accrued thereon that is payable to securityholders, the trust fund will realize a loss in the amount of the difference plus the aggregate of expenses incurred by the master servicer in connection with the proceedings and which are reimbursable under the Agreement. In the unlikely event that those proceedings result in a total recovery which is, after reimbursement to the master servicer of its expenses, in excess of the principal balance of the loan plus interest accrued thereon that is payable to securityholders, the master servicer will be entitled to withdraw or retain from the Security Account amounts representing its normal servicing compensation with respect to the loan and amounts representing the balance of the excess, exclusive of any amount required by law to be forwarded to the related borrower, as additional servicing compensation.

     If the master servicer or its designee recovers Insurance Proceeds which, when added to any related Liquidation Proceeds and after deduction of certain expenses reimbursable to the master servicer, exceed the principal balance of the loan plus interest accrued thereon that is payable to securityholders, the master servicer will be entitled to withdraw or retain from the Security Account amounts representing its normal servicing compensation with respect to the loan. In the event that the master servicer has expended its own funds to restore the damaged Property and the funds have not been reimbursed under the related hazard insurance policy, it will be entitled to withdraw from the Security Account out of related Liquidation Proceeds or Insurance Proceeds an amount equal to the expenses incurred by it, in which event the trust fund may realize a loss up to the amount so charged. Since Insurance Proceeds cannot exceed deficiency claims and certain expenses incurred by the master servicer, that payment or



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

recovery will not result in a recovery to the trust fund which exceeds the principal balance of the defaulted loan together with accrued interest thereon. See "Credit Enhancement".

     The proceeds from any liquidation of a loan will be applied in the following order of priority: first, to reimburse the master servicer for any unreimbursed expenses incurred by it to restore the related Property and any unreimbursed servicing compensation payable to the master servicer with respect to the loan; second, to reimburse the master servicer for any unreimbursed advances with respect to the loan; third, to accrued and unpaid interest (to the extent no advance has been made for that amount) on the loan; and fourth, as a recovery of principal of the loan.

          Realization Upon Defaulted Loans

     Primary Mortgage Insurance Policies. If so specified in the related prospectus supplement, the master servicer will maintain or cause to be maintained, as the case may be, in full force and effect, a Primary Mortgage Insurance Policy with regard to each loan for which the coverage is required. Primary Mortgage Insurance Policies reimburse certain losses sustained by reason of defaults in payments by borrowers. The master servicer will not cancel or refuse to renew any Primary Mortgage Insurance Policy in effect at the time of the initial issuance of a series of securities that is required to be kept in force under the applicable Agreement unless the replacement Primary Mortgage Insurance Policy for the cancelled or nonrenewed policy is maintained with an insurer whose claims-paying ability is sufficient to maintain the current rating of the classes of securities of the series that have been rated.

     FHA Insurance; VA Guaranties. Loans designated in the related prospectus supplement as insured by the FHA will be insured by the FHA as authorized under the United States Housing Act of 1937, as amended. In addition to the Title I Program of the FHA, see "Certain Legal Aspects of the Loans - Title I Program", certain loans will be insured under various FHA programs including the standard FHA 203 (b) program to finance the acquisition of one- to four-family housing units and the FHA 245 graduated payment mortgage program. These programs generally limit the principal amount and interest rates of the mortgage loans insured. Loans insured by FHA generally require a minimum down payment of approximately 5% of the original principal amount of the loan. No FHA-insured loans relating to a series may have an interest rate or original principal amount exceeding the applicable FHA limits at the time of origination of the loan.

     Loans designated in the related prospectus supplement as guaranteed by the VA will be partially guaranteed by the VA under the Serviceman's Readjustment Act of 1944, as amended (a "VA Guaranty"). The Serviceman's Readjustment Act of 1944, as amended, permits a veteran (or in certain instances the spouse of a veteran) to obtain a mortgage loan guaranty by the VA covering mortgage financing of the purchase of a one- to four-family dwelling unit at interest rates permitted by the VA. The program has no mortgage loan limits, requires no down payment from the purchaser and permits the guaranty of mortgage loans of up to 30 years' duration. However, no loan guaranteed by the VA will have an original principal amount greater than five times the partial VA guaranty for the loan. The maximum guaranty that may be issued by the VA under a VA guaranteed mortgage loan depends upon the original principal amount of the mortgage loan, as further described in 38 United States Code Section 1803(a), as amended.

          Servicing and Other Compensation and Payment of Expenses

     The principal servicing compensation to be paid to the master servicer in respect of its master servicing activities for each series of securities will be equal to the percentage per annum described in the related prospectus supplement (which may vary under certain circumstances) of the outstanding principal balance of each loan, and that compensation will be retained by it from collections of interest on the loan



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

in the related trust fund (the "Master Servicing Fee"). As compensation for its servicing duties, a sub-servicer or, if there is no sub-servicer, the master servicer will be entitled to a monthly servicing fee as described in the related prospectus supplement. In addition, generally, the master servicer or sub-servicer will retain all prepayment charges, assumption fees and late payment charges, to the extent collected from borrowers, and any benefit that may accrue as a result of the investment of funds in the applicable Security Account.

     The master servicer will pay or cause to be paid certain ongoing expenses associated with each trust fund and incurred by it in connection with its responsibilities under the related Agreement, including, without limitation, payment of any fee or other amount payable in respect of any credit enhancement arrangements, payment of the fees and disbursements of the trustee, any custodian appointed by the trustee, the certificate or note registrar and any paying agent, and payment of expenses incurred in enforcing the obligations of sub-servicers and sellers. The master servicer will be entitled to reimbursement of expenses incurred in enforcing the obligations of sub-servicers and sellers under certain limited circumstances.

          Evidence as to Compliance

     Each Agreement will provide for delivery to the trustee, on or before a specified date in each year, of an annual statement signed by two officers of the master servicer to the effect that the master servicer has fulfilled its obligations under the Agreement throughout the preceding year.

     Each Agreement will also provide for delivery to the depositor, the master servicer and the trustee, on or before a specified date in each year, of an annual servicing assessment report from each party performing servicing functions with respect to the related series, including any servicer that services 5% or more of the Trust Fund Assets. In each assessment report, the party providing the report must include an assessment of its compliance with the servicing criteria during the previous fiscal year, and disclose any material noncompliance with the applicable servicing criteria. The servicing criteria are divided generally into four categories:

     o    general servicing considerations;

     o    cash collection and administration;

     o    investor remittances and reporting; and

     o    pool asset administration.

     Each servicing assessment report is required to be accompanied by attestation report provided by a public registered accounting firm. The attestation report must contain an opinion of the registered public accounting firm as to whether the related servicing criteria assessment was fairly stated in all material respects, or a statement that the firm cannot express that opinion. The attestation examination the must be made in accordance with the attestation engagement standards issued or adopted by the Public Company Accounting Oversight Board.

     Copies of the annual servicing compliance statement, the servicing criteria assessment report and related accountants attestations and the annual accountants' statement (if any) may be obtained by securityholders of the related series without charge upon written request to the master servicer at the address set forth in the related prospectus supplement.



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

         Certain Matters Regarding the Master Servicer and the Depositor

     The master servicer under each Pooling and Servicing Agreement or Sale and Servicing Agreement, as applicable, will be named in the related prospectus supplement. The entity serving as master servicer may have normal business relationships with the depositor or the depositor's affiliates.

     Each Agreement will provide that the master servicer may not resign from its obligations and duties under the Agreement except upon a determination that its duties thereunder are no longer permissible under applicable law. The master servicer may, however, be removed from its obligations and duties as set forth in the Agreement. No resignation will become effective until the trustee or a successor servicer has assumed the master servicer's obligations and duties under the Agreement.

     Each Agreement will further provide that neither the master servicer, the depositor nor any director, officer, employee, or agent of the master servicer or the depositor will be under any liability to the related trust fund or securityholders for any action taken or for refraining from the taking of any action in good faith pursuant to the Agreement, or for errors in judgment; provided, however, that neither the master servicer, the depositor nor any person will be protected against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties thereunder or by reason of reckless disregard of obligations and duties thereunder. Each Agreement will further provide that the master servicer, the depositor and any director, officer, employee or agent of the master servicer or the depositor will be entitled to indemnification by the related trust fund and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the Agreement or the securities, other than any loss, liability or expense related to any specific loan or loans (except any loss, liability or expense otherwise reimbursable pursuant to the Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties thereunder or by reason of reckless disregard of obligations and duties thereunder. In addition, each Agreement will provide that neither the master servicer nor the depositor will be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective responsibilities under the Agreement and which in its opinion may involve it in any expense or liability. The master servicer or the depositor may, however, in its discretion undertake any action which it may deem necessary or desirable with respect to the Agreement and the rights and duties of the parties thereto and the interests of the securityholders thereunder. In that event, the legal expenses and costs of the action and any liability resulting therefrom will be expenses, costs and liabilities of the trust fund and the master servicer or the depositor, as the case may be, will be entitled to be reimbursed therefor out of funds otherwise distributable to securityholders.

     In general, any person into which the master servicer may be merged or consolidated, or any person resulting from any merger or consolidation to which the master servicer is a party, or any person succeeding to the business of the master servicer, will be the successor of the master servicer under each Agreement, provided that

     o that person is qualified to sell mortgage loans to, and service mortgage loans on behalf of, Fannie Mae or Freddie Mac, and

     o the related merger, consolidation or succession does not adversely affect the then current rating or ratings of the class or classes of securities of the related series that have been rated.



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

          Events of Default; Rights Upon Event of Default

     Pooling and Servicing Agreement; Sale and Servicing Agreement. The applicable prospectus supplement may provide for other Events of Default under any Pooling and Servicing Agreement or Sale and Servicing Agreement, but if it does not, the Events of Default will consist of

     o any failure by the master servicer to distribute or cause to be distributed to securityholders of any class any required payment (other than an advance) which continues unremedied for five days after the giving of written notice of the failure to the master servicer by the trustee or the depositor, or to the master servicer, the depositor and the trustee by the holders of securities of that class evidencing not less than 25% of the total distributions allocated to the class ("percentage interests");

     o any failure by the master servicer to make an advance as required under the Agreement, unless cured as specified therein;

     o any failure by the master servicer duly to observe or perform in any material respect any of its other covenants or agreements in the Agreement which continues unremedied for thirty days after the giving of written notice of the failure to the master servicer by the trustee or the depositor, or to the master servicer, the depositor and the trustee by the holders of securities of any class evidencing not less than 25% of the aggregate percentage interests constituting that class; and

     o certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceeding and certain actions by or on behalf of the master servicer indicating its insolvency, reorganization or inability to pay its obligations.

     If specified in the related Prospectus Supplement, the Agreement will permit the trustee to sell the Trust Fund Assets and the other assets of the trust fund described under "Credit Enhancement" in herein in the event that payments in respect thereto are insufficient to make payments required in the Agreement. The assets of the trust fund will be sold only under the circumstances and in the manner specified in the related prospectus supplement.

     The applicable prospectus supplement may provide for steps required to be taken if an Event of Default remains unremedied, but if it does not, so long as an Event of Default under an Agreement remains unremedied, the depositor or the trustee may, and at the direction of holders of securities of any class evidencing not less than 25% of the aggregate percentage interests constituting that class and under those circumstances as may be specified in the Agreement, the trustee shall terminate all of the rights and obligations of the master servicer under the Agreement relating to the trust fund and in and to the related Trust Fund Assets, whereupon the trustee will succeed to all of the responsibilities, duties and liabilities of the master servicer under the Agreement, including, if specified in the related prospectus supplement, the obligation to make advances, and will be entitled to similar compensation arrangements. After the master servicer has received notice of termination, the trustee may execute and deliver, on behalf of the master servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and do or accomplish all other acts or things necessary or appropriate to effect the termination of the master servicer, including the transfer and endorsement or assignment of the loans and related documents. The master servicer has agreed to cooperate with the trustee in effecting the termination of the master servicer, including the transfer to the trustee of all cash amounts which shall at the time be credited to the Security Account, or thereafter be received with respect to the loans. Upon request of the trustee, the master servicer has also agreed, at its expense, to deliver to the assuming party all documents and records relating to each subservicing agreement and the loans then being serviced thereunder and an accounting



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

of amounts collected held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the subservicing agreement to the assuming party. No additional funds have been reserved to pay for any expenses not paid by the master servicer in connection with a servicing transfer.

     In the event that the trustee is unwilling or unable to act as the successor to the master servicer, it may appoint, or petition a court of competent jurisdiction for the appointment of, a mortgage loan servicing institution with a net worth of at least $10,000,000 to act as successor to the master servicer under the Agreement. Pending that appointment, the trustee is obligated to act in that capacity. The trustee and any successor may agree upon the servicing compensation to be paid, which in no event may be greater than the compensation payable to the master servicer under the Agreement.

     Unless otherwise provided in the related prospectus supplement, no securityholder, solely by virtue of the holder's status as a securityholder, will have any right under any Agreement to institute any proceeding with respect to the Agreement, unless the holder previously has given to the trustee written notice of default and unless the holders of securities of any class of that series evidencing not less than 25% of the aggregate percentage interests constituting the class have made written request upon the trustee to institute the proceeding in its own name as trustee thereunder and have offered to the trustee reasonable indemnity, and the trustee for 60 days has neglected or refused to institute that proceeding.

     Indenture. The applicable prospectus supplement may provide for other Events of Default, but if it does not, the Events of Default under each Indenture will consist of:

     o a default in the payment of any principal of or interest on any note of that series which continues unremedied for five days after the giving of written notice of the default is given as specified in the related prospectus supplement;

     o failure to perform in any material respect any other covenant of the depositor or the trust fund in the Indenture which continues for a period of thirty (30) days after notice thereof is given in accordance with the procedures described in the related prospectus supplement;

     o certain events of bankruptcy, insolvency, receivership or liquidation of the depositor or the trust fund; or

     o any other Event of Default provided with respect to notes of that series including but not limited to certain defaults on the part of the issuer, if any, of a credit enhancement instrument supporting the notes.

     If an Event of Default with respect to the notes of any series at the time outstanding occurs and is continuing, either the trustee or the holders of a majority of the then aggregate outstanding amount of the notes of that series may declare the principal amount (or, if the notes of that series have an interest rate of 0%, the portion of the principal amount as may be specified in the terms of that series, as provided in the related prospectus supplement) of all the notes of that series to be due and payable immediately. That declaration may, under certain circumstances, be rescinded and annulled by the holders of more than 50% of the percentage interests of the notes of the series.

     If, following an Event of Default with respect to any series of notes, the notes of the series have been declared to be due and payable, the trustee may, in its discretion, notwithstanding that acceleration, elect to maintain possession of the collateral securing the notes of the series and to continue to apply distributions on the collateral as if there had been no declaration of acceleration if the collateral continues to provide sufficient funds for the payment of principal of and interest on the notes of the series as they would have become due if there had not been a declaration. In addition, unless otherwise specified in the related prospectus supplement, the trustee may not sell or otherwise liquidate the collateral securing the notes of a series following an Event of Default, other than a default in the payment of any principal or interest on any note of the series for five days or more, unless

     o the holders of 100% of the percentage interests of the notes of the series consent to the sale,

     o the proceeds of the sale or liquidation are sufficient to pay in full the principal of and accrued interest, due and unpaid, on the outstanding notes of the series at the date of the sale or

     o the trustee determines that the collateral would not be sufficient on an ongoing basis to make all payments on the notes as the payments would have become due if the notes had not been declared due and payable, and the trustee obtains the consent of the holders of 66 2/3% of the percentage interests of the notes of the series.

     In the event that the trustee liquidates the collateral in connection with an Event of Default involving a default for five days or more in the payment of principal of or interest on the notes of a series, the Indenture provides that the trustee will have a prior lien on the proceeds of that liquidation for unpaid fees and expenses. As a result, upon the occurrence of that Event of Default, the amount available for distribution to the noteholders would be less than would otherwise be the case. However, the trustee may not institute a proceeding for the enforcement of its lien except in connection with a proceeding for the enforcement of the lien of the Indenture for the benefit of the noteholders after the occurrence of that Event of Default.

     In the event the principal of the notes of a series is declared due and payable, as described above, the holders of the notes issued at a discount from par may be entitled to receive no more than an amount equal to the unpaid principal amount thereof less the amount of the discount which is unamortized.

     Subject to the provisions of the Indenture relating to the duties of the trustee, in case an Event of Default shall occur and be continuing with respect to a series of notes, the trustee shall be under no obligation to exercise any of the rights or powers under the Indenture at the request or direction of any of the holders of notes of the series, unless the holders offered to the trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in complying with the request or direction. Subject to the provisions for indemnification and certain limitations contained in the Indenture, the holders of a majority of the then aggregate outstanding amount of the notes of the series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the trustee or exercising any trust or power conferred on the trustee with respect to the notes of the series, and the holders of a majority of the then aggregate outstanding amount of the notes of the series may, in certain cases, waive any default with respect thereto, except a default in the payment of principal or interest or a default in respect of a covenant or provision of the Indenture that cannot be modified without the waiver or consent of all the holders of the outstanding notes of the series affected thereby. If provided in the related prospectus supplement, the priority of payments payable on the notes may change following an Event of Default.

          Amendment

     The applicable prospectus supplement may specify other amendment provisions, but if it does not, each Agreement may be amended by the parties to the Agreement, without the consent of any of the securityholders,

          (a) to cure any ambiguity;



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          (b) to correct any defective provision in the Agreement or to supplement any provision in the Agreement that may be inconsistent with any other provision in it;

          (c) to conform the Agreement to the related prospectus supplement or the prospectus;

          (d) to modify, alter, amend, add or to rescind any of the terms or provisions contained in the Agreement to comply with any rules or regulations promulgated by the SEC from time to time; or

          (e) to make any other revisions with respect to matters or questions arising under the Agreement which are not inconsistent with the provisions in it.

provided that the action will not adversely affect in any material respect the interests of any securityholder. Any amendment made solely to conform the Agreement to the final prospectus supplement provided to investors in connection with the initial offering of the securities by the depositor will be deemed not to materially and adversely affect the interests of securityholders. In addition, an amendment will be deemed not to adversely affect in any material respect the interests of the securityholders if the person requesting the amendment obtains a letter from each Rating Agency requested to rate the class or classes of securities of the related series stating that the amendment will not result in the downgrading or withdrawal of the respective ratings then assigned to the related securities.

     In addition, to the extent provided in the related Agreement, an Agreement may be amended without the consent of any of the securityholders, to change the manner in which the Security Account is maintained, provided that the change does not adversely affect the then current rating on the class or classes of securities of the related series that have been rated. Moreover, the related Agreement may be amended to modify, eliminate or add to any of its provisions to the extent necessary to modify the terms or provisions related to any lower-tier REMIC, to maintain the qualification of the related trust fund as a REMIC or to avoid or minimize the risk of imposition of any tax on the REMIC, if a REMIC election is made with respect to the trust fund, or to comply with any other requirements of the Code, if the trustee has received an opinion of counsel to the effect that the action is necessary or helpful to ensure the proper operation of the master REMIC, maintain the qualification, avoid or minimize that risk or comply with those requirements, as applicable.

     The applicable prospectus supplement may specify other amendment provisions, but if it does not, each Agreement may also be amended by parties to the related Agreement with and with the consent of holders of securities of the related series evidencing not less than 51% of the aggregate percentage interests of each class affected thereby for the purpose of adding any provisions to or changing in an manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of the holders of the related securities; provided, however, that the amendment may not

     o reduce in any manner the amount of or delay the timing of, payments received on loans which are required to be distributed on any security without the consent of the holder of the related security, or

     o reduce the aforesaid percentage of securities of any class the holders of which are required to consent to any the amendment without the consent of the holders of all securities of that class covered by the Agreement then outstanding.

If a REMIC election is made with respect to a trust fund, the trustee will not be entitled to consent to an amendment to the related Agreement without having first received an opinion of counsel to the effect that such amendment will not cause the related trust fund to fail to qualify as a REMIC. If so described in the



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related prospectus supplement, an amendment of an Agreement may require the consent of persons that are not party to the agreement, such as a credit enhancement provider.

          Termination; Optional Termination

     Pooling and Servicing Agreement; Trust Agreement. The applicable prospectus supplement may provide for the timing by which the Agreement terminates, but if it does not, the obligations created by each Pooling and Servicing Agreement and Trust Agreement for each series of securities will terminate upon the payment to the related securityholders of all amounts held in the Security Account or by the master servicer and required to be paid to them pursuant to such Agreement following the earlier of

          (i) the final payment of or other liquidation of the last of the Trust Fund Assets subject thereto or the disposition of all property acquired upon foreclosure of any such Trust Fund Assets remaining in the trust fund and

          (ii) the purchase by the master servicer, the party specified in the related prospectus supplement or, if REMIC treatment has been elected and if specified in the related prospectus supplement, by the holder of the residual interest in the REMIC (see "Federal Income Tax Consequences" below), from the related trust fund of all of the remaining Trust Fund Assets and all property acquired in respect of the Trust Fund Assets.

     Any purchase of Trust Fund Assets and property acquired in respect of Trust Fund Assets evidenced by a series of securities will be made at the option of the master servicer, or the party specified in the related prospectus supplement, including the holder of the REMIC residual interest, at a price specified in the related prospectus supplement. The exercise of this right will effect early retirement of the securities of that series, but the right of the master servicer, or the other party or, if applicable, the holder of the REMIC residual interest, to so purchase is subject to the principal balance of the related Trust Fund Assets being less than the percentage specified in the related prospectus supplement of the aggregate principal balance of the Trust Fund Assets at the cut-off date for the series. The foregoing is subject to the provision that if a REMIC election is made with respect to a trust fund, any repurchase pursuant to clause (ii) above will be made only in connection with a "qualified liquidation" of the REMIC within the meaning of Section 860F(g)(4) of the Code.

     Indenture. The Indenture will be discharged with respect to a series of notes (except with respect to certain continuing rights specified in the Indenture) upon the delivery to the trustee for cancellation of all the notes of the related series or, with certain limitations, upon deposit with the trustee of funds sufficient for the payment in full of all of the notes of the related series.

     In addition, the Indenture will provide that, if so specified with respect to the notes of any series, the related trust fund will be discharged from any and all obligations in respect of the notes of the series (except for certain obligations relating to temporary notes and exchange of notes, to register the transfer of or exchange notes of the series, to replace stolen, lost or mutilated notes of the series, to maintain paying agencies and to hold monies for payment in trust) upon the deposit with the trustee, in trust, of money and/or direct obligations of or obligations guaranteed by the United States of America which through the payment of interest and principal in respect thereof in accordance with their terms will provide money in an amount sufficient to pay the principal of and each installment of interest on the notes of the series on the last scheduled distribution date for the notes and any installment of interest on the notes in accordance with the terms of the Indenture and the notes of the series. In the event of a defeasance and discharge of notes of a series as described above, holders of notes of the related series would be able to look only to that money and/or direct obligations for payment of principal and interest, if any, on their notes until maturity.



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     Additionally, the notes of a series will be subject to mandatory redemption in the event of the purchase from the related trust fund of all of the remaining Trust Fund Assets and all property acquired in respect of the Trust Fund Assets as described above.

          The Trustee

     The trustee under each Agreement will be named in the applicable prospectus supplement. The commercial bank or trust company serving as trustee may have normal banking relationships with the depositor, the master servicer and any of their respective affiliates.

                      Certain Legal Aspects of the Loans

     The following discussion contains summaries, which are general in nature, of certain legal matters relating to the loans. Because those legal aspects are governed primarily by applicable state law (which laws may differ substantially), the descriptions do not, except as expressly provided below, reflect the laws of any particular state, nor encompass the laws of all states in which the security for the loans is situated. The descriptions are qualified in their entirety by reference to the applicable federal laws and the appropriate laws of the states in which loans may be originated.

          General

     The loans for a series may be secured by deeds of trust, mortgages, security deeds or deeds to secure debt, depending upon the prevailing practice in the state in which the property subject to the loan is located. Deeds of trust are used almost exclusively in California instead of mortgages. A mortgage creates a lien upon the real property encumbered by the mortgage, which lien is generally not prior to the lien for real estate taxes and assessments. Priority between mortgages depends on their terms and generally on the order of recording with a state or county office. There are two parties to a mortgage, the mortgagor, who is the borrower and owner of the mortgaged property, and the mortgagee, who is the lender. Under the mortgage instrument, the mortgagor delivers to the mortgagee a note or bond and the mortgage. Although a deed of trust is similar to a mortgage, a deed of trust formally has three parties, the borrower-property owner called the trustor (similar to a mortgagor), a lender (similar to a mortgagee) called the beneficiary, and a third-party grantee called the trustee. Under a deed of trust, the borrower grants the property, irrevocably until the debt is paid, in trust, generally with a power of sale, to the trustee to secure payment of the obligation. A security deed and a deed to secure debt are special types of deeds which indicate on their face that they are granted to secure an underlying debt. By executing a security deed or deed to secure debt, the grantor conveys title to, as opposed to merely creating a lien upon, the subject property to the grantee until the underlying debt is repaid. The trustee's authority under a deed of trust, the mortgagee's authority under a mortgage and the grantee's authority under a security deed or deed to secure debt are governed by law and, with respect to some deeds of trust, the directions of the beneficiary.

     In this prospectus, we generally use the term "mortgage" to generically describe real-estate security instruments, however, if certain information relates to a particular security instrument, we will refer to that security instrument.

     Cooperatives. Certain of the loans may be cooperative loans. The cooperative owns all the real property that comprises the project, including the land, separate dwelling units and all common areas. The cooperative is directly responsible for project management and, in most cases, payment of real estate taxes and hazard and liability insurance. If there is a blanket mortgage on the cooperative and/or underlying land, as is generally the case, the cooperative, as project mortgagor, is also responsible for meeting these mortgage obligations. A blanket mortgage is ordinarily incurred by the cooperative in



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connection with the construction or purchase of the cooperative's apartment building. The interest of the occupant under proprietary leases or occupancy agreements to which that cooperative is a party are generally subordinate to the interest of the holder of the blanket mortgage in that building. If the cooperative is unable to meet the payment obligations arising under its blanket mortgage, the mortgagee holding the blanket mortgage could foreclose on that mortgage and terminate all subordinate proprietary leases and occupancy agreements. In addition, the blanket mortgage on a cooperative may provide financing in the form of a mortgage that does not fully amortize with a significant portion of principal being due in one lump sum at final maturity. The inability of the cooperative to refinance this mortgage and its consequent inability to make the final payment could lead to foreclosure by the mortgagee providing the financing. A foreclosure in either event by the holder of the blanket mortgage could eliminate or significantly diminish the value of any collateral held by the lender who financed the purchase by an individual tenant-stockholder of cooperative shares or, in the case of a trust fund including cooperative loans, the collateral securing the cooperative loans.

     The cooperative is owned by tenant-stockholders who, through ownership of stock, shares or membership certificates in the corporation, receive proprietary leases or occupancy agreements which confer exclusive rights to occupy specific units. Generally, a tenant-stockholder of a cooperative must make a monthly payment to the cooperative representing the tenant-stockholder's pro rata share of the cooperative's payments for its blanket mortgage, real property taxes, maintenance expenses and other capital or ordinary expenses. An ownership interest in a cooperative and accompanying rights is financed through a cooperative share loan evidenced by a promissory note and secured by a security interest in the occupancy agreement or proprietary lease and in the related cooperative shares. The lender takes possession of the share certificate and a counterpart of the proprietary lease or occupancy agreement, and a financing statement covering the proprietary lease or occupancy agreement and the cooperative shares is filed in the appropriate state and local offices to perfect the lender's interest in its collateral. Subject to the limitations discussed below, upon default of the tenant-stockholder, the lender may sue for judgment on the promissory note, dispose of the collateral at a public or private sale or otherwise proceed against the collateral or tenant-stockholder as an individual as provided in the security agreement covering the assignment of the proprietary lease or occupancy agreement and the pledge of cooperative shares.

          Foreclosure

     Deed of Trust. Foreclosure of a deed of trust is generally accomplished by a non-judicial sale under a specific provision in the deed of trust which authorizes the trustee to sell the property at public auction upon any material default by the borrower under the terms of the note or deed of trust. In certain states, foreclosure also may be accomplished by judicial action in the manner provided for foreclosure of mortgages. In addition to any notice requirements contained in a deed of trust, in some states (such as California), the trustee must record a notice of default and send a copy to the borrower-trustor, to any person who has recorded a request for a copy of any notice of default and notice of sale, to any successor in interest to the borrower-trustor, to the beneficiary of any junior deed of trust and to certain other persons. In some states (including California), the borrower-trustor has the right to reinstate the loan at any time following default until shortly before the trustee's sale. In general, the borrower, or any other person having a junior encumbrance on the real estate, may, during a statutorily prescribed reinstatement period, cure a monetary default by paying the entire amount in arrears plus other designated costs and expenses incurred in enforcing the obligation. Generally, state law controls the amount of foreclosure expenses and costs, including attorney's fees, which may be recovered by a lender. After the reinstatement period has expired without the default having been cured, the borrower or junior lienholder no longer has the right to reinstate the loan and must pay the loan in full to prevent the scheduled foreclosure sale. If the deed of trust is not reinstated within any applicable cure period, a notice of sale must be posted in a public place and, in most states (including California), published for a specific period of time in one or more newspapers. In addition, some state laws require that a copy of the notice of sale



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be posted on the property and sent to all parties having an interest of record in the real property. In California, the entire process from recording a notice of default to a non-judicial sale usually takes four to five months.

     Mortgages. Foreclosure of a mortgage is generally accomplished by judicial action. The action is initiated by the service of legal pleadings upon all parties having an interest in the real property. Delays in completion of the foreclosure may occasionally result from difficulties in locating necessary parties. Judicial foreclosure proceedings are often not contested by any of the parties. When the mortgagee's right to foreclosure is contested, the legal proceedings necessary to resolve the issue can be time consuming. After the completion of a judicial foreclosure proceeding, the court generally issues a judgment of foreclosure and appoints a referee or other court officer to conduct the sale of the property. In some states, mortgages may also be foreclosed by advertisement, pursuant to a power of sale provided in the mortgage.

     Although foreclosure sales are typically public sales, frequently no third party purchaser bids in excess of the lender's lien because of the difficulty of determining the exact status of title to the property, the possible deterioration of the property during the foreclosure proceedings and a requirement that the purchaser pay for the property in cash or by cashier's check. Thus the foreclosing lender often purchases the property from the trustee or referee for an amount equal to the principal amount outstanding under the loan, accrued and unpaid interest and the expenses of foreclosure in which event the mortgagor's debt will be extinguished or the lender may purchase for a lesser amount in order to preserve its right against a borrower to seek a deficiency judgment in states where the judgment is available. Thereafter, subject to the right of the borrower in some states to remain in possession during the redemption period, the lender will assume the burden of ownership, including obtaining hazard insurance and making such repairs at its own expense as are necessary to render the property suitable for sale. The lender will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property. Any loss may be reduced by the receipt of any mortgage guaranty insurance proceeds.

     Courts have imposed general equitable principles upon foreclosure, which are generally designed to mitigate the legal consequences to the borrower of the borrower's defaults under the loan documents. Some courts have been faced with the issue of whether federal or state constitutional provisions reflecting due process concerns for fair notice require that borrowers under deeds of trust receive notice longer than that prescribed by statute. For the most part, these cases have upheld the notice provisions as being reasonable or have found that the sale by a trustee under a deed of trust does not involve sufficient state action to afford constitutional protection to the borrower.

     When the beneficiary under a junior mortgage or deed of trust cures the default and reinstates or redeems by paying the full amount of the senior mortgage or deed of trust, the amount paid by the beneficiary so to cure or redeem becomes a part of the indebtedness secured by the junior mortgage or deed of trust. See "Junior Mortgages; Rights of Senior Mortgagees" below.

     Cooperative Loans. The cooperative shares owned by the tenant-stockholder and pledged to the lender are, in almost all cases, subject to restrictions on transfer as set forth in the cooperative's certificate of incorporation and bylaws, as well as the proprietary lease or occupancy agreement, and may be cancelled by the cooperative for failure by the tenant-stockholder to pay rent or other obligations or charges owed by the tenant-stockholder, including mechanics' liens against the cooperative apartment building incurred by the tenant-stockholder. The proprietary lease or occupancy agreement generally permits the cooperative to terminate the lease or agreement in the event an obligor fails to make payments or defaults in the performance of covenants required thereunder. Typically, the lender and the



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cooperative enter into a recognition agreement which establishes the rights and obligations of both parties in the event of a default by the tenant-stockholder on its obligations under the proprietary lease or occupancy agreement. A default by the tenant-stockholder under the proprietary lease or occupancy agreement will usually constitute a default under the security agreement between the lender and the tenant-stockholder.

     The recognition agreement generally provides that, in the event that the tenant-stockholder has defaulted under the proprietary lease or occupancy agreement, the cooperative will take no action to terminate the lease or agreement until the lender has been provided with an opportunity to cure the default. The recognition agreement typically provides that if the proprietary lease or occupancy agreement is terminated, the cooperative will recognize the lender's lien against proceeds from the sale of the cooperative apartment, subject, however, to the cooperative's right to sums due under the proprietary lease or occupancy agreement. The total amount owed to the cooperative by the tenant-stockholder, which the lender generally cannot restrict and does not monitor, could reduce the value of the collateral below the outstanding principal balance of the cooperative loan and accrued and unpaid interest thereon.

     Recognition agreements also provide that in the event of a foreclosure on a cooperative loan, the lender must obtain the approval or consent of the cooperative as required by the proprietary lease before transferring the cooperative shares or assigning the proprietary lease. Generally, the lender is not limited in any rights it may have to dispossess the tenant-stockholders.

     In some states, foreclosure on the cooperative shares is accomplished by a sale in accordance with the provisions of Article 9 of the Uniform Commercial Code (the "UCC") and the security agreement relating to those shares. Article 9 of the UCC requires that a sale be conducted in a "commercially reasonable" manner. Whether a foreclosure sale has been conducted in a "commercially reasonable" manner will depend on the facts in each case. In determining commercial reasonableness, a court will look to the notice given the debtor and the method, manner, time, place and terms of the foreclosure. Generally, a sale conducted according to the usual practice of banks selling similar collateral will be considered reasonably conducted.

     Article 9 of the UCC provides that the proceeds of the sale will be applied first to pay the costs and expenses of the sale and then to satisfy the indebtedness secured by the lender's security interest. The recognition agreement, however, generally provides that the lender's right to reimbursement is subject to the right of the cooperative to receive sums due under the proprietary lease or occupancy agreement. If there are proceeds remaining, the lender must account to the tenant-stockholder for the surplus. Conversely, if a portion of the indebtedness remains unpaid, the tenant-stockholder is generally responsible for the deficiency. See "Anti-Deficiency Legislation and Other Limitations on Lenders" below.

     In the case of foreclosure on a building which was converted from a rental building to a building owned by a cooperative under a non-eviction plan, some states require that a purchaser at a foreclosure sale take the property subject to rent control and rent stabilization laws which apply to certain tenants who elected to remain in the building but who did not purchase shares in the cooperative when the building was so converted.

          Environmental Risks

     Real property pledged as security to a lender may be subject to unforeseen environmental risks. Under the laws of certain states, contamination of a property may give rise to a lien on the property to assure the payment of the costs of clean-up. In several states that lien has priority over the lien of an existing mortgage against the property. In addition, under the federal Comprehensive Environmental



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Response, Compensation and Liability Act of 1980 ("CERCLA"), the EPA may
impose a lien on property where EPA has incurred clean-up costs. However, a CERCLA lien is subordinate to pre-existing, perfected security interests.

     Under the laws of some states, and under CERCLA, it is conceivable that a secured lender may be held liable as an "owner" or "operator" for the costs of addressing releases or threatened releases of hazardous substances at a Property, even though the environmental damage or threat was caused by a prior or current owner or operator. CERCLA imposes liability for the costs on any and all "responsible parties," including "owners" or "operators". However, CERCLA excludes from the definition of "owner or operator" a secured creditor who holds indicia of ownership primarily to protect its security interest (the "secured creditor exclusion") but without "participating in the management" of the Property. Thus, if a lender's activities begin to encroach on the actual management of a contaminated facility or property, the lender may incur liability as an "owner or operator" under CERCLA. Similarly, if a lender forecloses and takes title to a contaminated facility or property, the lender may incur CERCLA liability in various circumstances, including, but not limited to, when it holds the facility or property as an investment (including leasing the facility or property to third party), or fails to market the property in a timely fashion.

     Whether actions taken by a lender would constitute participation in the management of a mortgaged property, or the business of a borrower, so as to render the secured creditor exemption unavailable to a lender, was historically a matter of judicial interpretation of the statutory language. Court decisions were inconsistent and, in fact, in 1990, the Court of Appeals for the Eleventh Circuit suggested that the mere capacity of the lender to influence a borrower's decisions regarding disposal of hazardous substances was sufficient participation in the management of a borrower's business to deny the protection of the secured creditor exemption to the lender. In 1996, Congress enacted the Asset Conservation, Lender Liability and Deposit Insurance Protection Act ("Asset Conservation Act"), which provides that, in order to be deemed to have participated in the management of a mortgaged property, a lender must actually participate in the operational affairs of the property or the borrower. The Asset Conservation Act also provides that participation in the management of the property does not include "merely having the capacity to influence, or unexercised right to control". Rather, a lender will lose the protection of the secured creditor exemption only if it exercises decision-making control over the borrower's environmental compliance and hazardous substance handling and disposal practices disposal practices, or assumes day-to-day management of all operational functions of the mortgaged property.

     If a lender is or becomes liable, it can bring an action for contribution against any other "responsible parties," including a previous owner or operator, who created the environmental hazard, but those persons or entities may be bankrupt or otherwise judgment proof. The costs associated with environmental cleanup may be substantial. It is conceivable that the costs arising from the circumstances set forth above would result in a loss to certificateholders.

     CERCLA does not apply to petroleum products, and the secured creditor exclusion does not govern liability for cleanup costs under federal laws other than CERCLA, in particular Subtitle I of the federal Resource Conservation and Recovery Act ("RCRA"), which regulates underground petroleum storage tanks (except heating oil tanks). The EPA has adopted a lender liability rule for underground storage tanks under Subtitle I of RCRA. Under that rule, a holder of a security interest in an underground storage tank or real property containing an underground storage tanks. It should be noted, however, that liability for cleanup of petroleum contamination may be governed by state law, which may not provide for any specific protection for secured creditors.

     In general, at the time the loans were originated no environmental assessment, or a very limited environmental assessment, of the Properties was conducted.



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          Rights of Redemption

     In some states, after sale pursuant to a deed of trust or foreclosure of a mortgage, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property from the foreclosure sale. In certain other states (including California), this right of redemption applies only to sales following judicial foreclosure, and not to sales pursuant to a non-judicial power of sale. In most states where the right of redemption is available, statutory redemption may occur upon payment of the foreclosure purchase price, accrued interest and taxes. In other states, redemption may be authorized if the former borrower pays only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property. The exercise of a right of redemption would defeat the title of any purchaser from the lender subsequent to foreclosure or sale under a deed of trust. Consequently, the practical effect of the redemption right is to force the lender to retain the property and pay the expenses of ownership until the redemption period has run. In some states, there is no right to redeem property after a trustee's sale under a deed of trust.

          Anti-Deficiency Legislation and Other Limitations On Lenders

     Certain states have imposed statutory and judicial restrictions that limit the remedies of a beneficiary under a deed of trust or a mortgagee under a mortgage. In some states, including California, statutes and case law limit the right of the beneficiary or mortgagee to obtain a deficiency judgment against borrowers financing the purchase of their residence or following sale under a deed of trust or certain other foreclosure proceedings. A deficiency judgment is a personal judgment against the borrower equal in most cases to the difference between the amount due to the lender and the fair market value of the real property at the time of the foreclosure sale. In certain states, including California, if a lender simultaneously originates a loan secured by a senior lien on a particular property and a loan secured by a junior lien on the same property, that lender as the holder of the junior lien may be precluded from obtaining a deficiency judgment with respect to the excess of the aggregate amount owed under both loans over the proceeds of any sale under a deed of trust or other foreclosure proceedings. As a result of these prohibitions, it is anticipated that in most instances the master servicer will utilize the non-judicial foreclosure remedy and will not seek deficiency judgments against defaulting borrowers.

     Some state statutes require the beneficiary or mortgagee to exhaust the security afforded under a deed of trust or mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the borrower. In certain other states, the lender has the option of bringing a personal action against the borrower on the debt without first exhausting that security; however, in some of these states, the lender, following judgment on that personal action, may be deemed to have elected a remedy and may be precluded from exercising remedies with respect to the security. Consequently, the practical effect of the election requirement, when applicable, is that lenders will usually proceed first against the security rather than bringing a personal action against the borrower. In some states, exceptions to the anti-deficiency statutes are provided for in certain instances where the value of the lender's security has been impaired by acts or omissions of the borrower, for example, in the event of waste of the property. Finally, other statutory provisions limit any deficiency judgment against the former borrower following a foreclosure sale to the excess of the outstanding debt over the fair market value of the property at the time of the public sale. The purpose of these statutes is generally to prevent a beneficiary or a mortgagee from obtaining a large deficiency judgment against the former borrower as a result of low or no bids at the foreclosure sale.

     Generally, Article 9 of the UCC governs foreclosure on cooperative shares and the related proprietary lease or occupancy agreement. Some courts have interpreted section 9-504 of the UCC to prohibit a deficiency award unless the creditor establishes that the sale of the collateral (which, in the case of a




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cooperative loan, would be the shares of the cooperative and the related proprietary lease or occupancy agreement) was conducted in a commercially reasonable manner.

     In addition to anti-deficiency and related legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws, and state laws affording relief to debtors, may interfere with or affect the ability of the secured mortgage lender to realize upon its security. For example, in a proceeding under the federal Bankruptcy Code, a lender may not foreclose on a mortgaged property without the permission of the bankruptcy court. The rehabilitation plan proposed by the debtor may provide, if the mortgaged property is not the debtor's principal residence and the court determines that the value of the mortgaged property is less than the principal balance of the mortgage loan, for the reduction of the secured indebtedness to the value of the mortgaged property as of the date of the commencement of the bankruptcy, rendering the lender a general unsecured creditor for the difference, and also may reduce the monthly payments due under the mortgage loan, change the rate of interest and alter the mortgage loan repayment schedule. The effect of any proceedings under the federal Bankruptcy Code, including but not limited to any automatic stay, could result in delays in receiving payments on the loans underlying a series of securities and possible reductions in the aggregate amount of the payments.

     The federal tax laws provide priority to certain tax liens over the lien of a mortgage or secured party.

          Due-On-Sale Clauses

     Generally, each conventional loan will contain a due-on-sale clause which will generally provide that if the mortgagor or obligor sells, transfers or conveys the Property, the loan or contract may be accelerated by the mortgagee or secured party. Court decisions and legislative actions have placed substantial restriction on the right of lenders to enforce the clauses in many states. For instance, the California Supreme Court in August 1978 held that due-on-sale clauses were generally unenforceable. However, the Garn-St Germain Depository Institutions Act of 1982 (the "Garn-St Germain Act"), subject to certain exceptions, preempts state constitutional, statutory and case law prohibiting the enforcement of due-on-sale clauses. As a result, due-on-sale clauses have become generally enforceable except in those states whose legislatures exercised their authority to regulate the enforceability of the clauses with respect to mortgage loans that were (i) originated or assumed during the "window period" under the Garn-St Germain Act which ended in all cases not later than October 15, 1982, and (ii) originated by lenders other than national banks, federal savings institutions and federal credit unions. FHLMC has taken the position in its published mortgage servicing standards that, out of a total of eleven "window period states," five states (Arizona, Michigan, Minnesota, New Mexico and Utah) have enacted statutes extending, on various terms and for varying periods, the prohibition on enforcement of due-on-sale clauses with respect to certain categories of window period loans. Also, the Garn-St Germain Act does "encourage" lenders to permit assumption of loans at the original rate of interest or at some other rate less than the average of the original rate and the market rate.

     As to loans secured by an owner-occupied residence, the Garn-St Germain Act sets forth nine specific instances in which a mortgagee covered by the Act may not exercise its rights under a due-on-sale clause, notwithstanding the fact that a transfer of the property may have occurred. The inability to enforce a due-on-sale clause may result in transfer of the related Property to an uncreditworthy person, which could increase the likelihood of default or may result in a mortgage bearing an interest rate below the current market rate being assumed by a new home buyer, which may affect the average life of the loans and the number of loans which may extend to maturity.

     In addition, under federal bankruptcy law, due-on-sale clauses may not be enforceable in bankruptcy proceedings and may, under certain circumstances, be eliminated in any modified mortgage resulting from the bankruptcy proceeding.



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          Enforceability of Prepayment and Late Payment Fees

     Forms of notes, mortgages and deeds of trust used by lenders may contain provisions obligating the borrower to pay a late charge if payments are not timely made, and in some circumstances may provide for prepayment fees or penalties if the obligation is paid prior to maturity. In certain states, there are or may be specific limitations upon the late charges which a lender may collect from a borrower for delinquent payments. Certain states also limit the amounts that a lender may collect from a borrower as an additional charge if the loan is prepaid. Under certain state laws, prepayment charges may not be imposed after a certain period of time following the origination of mortgage loans with respect to prepayments on loans secured by liens encumbering owner-occupied residential properties. Since many of the Properties will be owner-occupied, it is anticipated that prepayment charges may not be imposed with respect to many of the loans. The absence of that restraint on prepayment, particularly with respect to fixed rate loans having higher Loan Rates, may increase the likelihood of refinancing or other early retirement of the loans or contracts. Late charges and prepayment fees are typically retained by servicers as additional servicing compensation.

          Applicability of Usury Laws

     Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980, enacted in March 1980 ("Title V") provides that state usury limitations shall not apply to certain types of residential first mortgage loans originated by certain lenders after March 31, 1980. The Office of Thrift Supervision, as successor to the Federal Home Loan Bank Board, is authorized to issue rules and regulations and to publish interpretations governing implementation of Title V. The statute authorized the states to reimpose interest rate limits by adopting, before April 1, 1983, a law or constitutional provision which expressly rejects an application of the federal law. Fifteen states adopted a law prior to the April 1, 1983 deadline. In addition, even where Title V is not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V. Certain states have taken action to reimpose interest rate limits and/or to limit discount points or other charges.

          Home Improvement Finance

     General. The trust fund may own home improvement loans ("HI Loans") or home improvement sales contracts ("HI Contracts"). HI Loans are loans that are made by lenders to finance the purchase of home improvements from third party sellers, and may be secured by real estate or personal property. HI Contracts involve sales agreements under which sellers of home improvements extend credit to the purchasers and retain personal property security interests in the home improvements as collateral for repayment of the credits.

     Real Estate Collateral. HI Loans secured by real estate generally are subject to many of the same laws that apply to other types of mortgage loans, especially laws applicable to home equity or junior lien mortgages. In addition, some laws may provide particular consumer protections in connection with mortgage loans that are used to finance home improvements, such as special disclosures or limits on creditor remedies.

     Sale of Chattel Paper. The credit agreements evidencing HI Loans secured by personal property and HI Contracts generally are "chattel paper" as defined in the UCC. Pursuant to the UCC, the sale of chattel paper is treated in a manner similar to perfection of a security interest in chattel paper. Under the related agreement, the depositor will transfer physical possession of the chattel paper to the trustee or a designated custodian or may retain possession of the chattel paper as custodian for the trustee. In addition, the depositor will make an appropriate filing of a UCC-1 financing statement in the appropriate states to, among other things, give notice of the trust's ownership of the chattel paper. In general, the



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chattel paper will not be stamped or otherwise marked to reflect assignment of the chattel paper from the depositor to the trustee. Therefore, if through negligence, fraud or otherwise, a subsequent purchaser were able to take physical possession of the chattel paper without notice of the assignment, the trust's interest in the chattel paper could be defeated.

     Perfection of Personal Property Security Interests. The HI Loans secured by personal property and the HI Contracts generally include a "purchase money security interest," as defined in the UCC, in the home improvements being financed. A financing statement generally is not required to be filed to perfect a purchase money security interest in consumer goods. Purchase money security interests are assignable. In general, a purchase money security interest grants to the holder a security interest that has priority over a conflicting security interest in the same collateral and the proceeds of the collateral. However, to the extent that the collateral subject to a purchase money security interest becomes a fixture, in order for the related purchase money security interest to take priority over a conflicting interest in the fixture, the holder's interest in the home improvement must generally be perfected by a timely fixture filing. In general, a security interest does not exist under the UCC in ordinary building materials incorporated into an improvement on land. A security interest in lumber, bricks, other types of ordinary building materials or other goods that are deemed to lose the characterization upon incorporation of the materials into the related property, will not be secured by a purchase money security interest in the home improvement being financed.

     Enforcement of Security Interest in Home Improvements. So long as the home improvement remains personal property and has not become subject to the real estate law, a creditor with a security interest in the property can repossess the home improvement by voluntary surrender, by "self-help" repossession that is "peaceful" (i.e., without breach of the peace) or, in the absence of voluntary surrender and the ability to repossess without breach of the peace, by judicial process. The holder of a security interest must give the debtor a number of days' notice, which generally varies from 10 to 30 days depending on the state, prior to commencement of any repossession. The UCC and consumer protection laws in most states place restrictions on repossession sales, including requiring prior notice to the debtor and commercial reasonableness in effecting that sale.

     Under the laws applicable in many states, a creditor is entitled to obtain a deficiency judgment from a debtor for any deficiency on repossession and resale of the personal property securing the debtor's loan. However, some states impose prohibitions or limitations on deficiency judgments, and in many cases the defaulting borrower would have no assets with which to pay a judgment. Also, certain other statutory provisions, including federal and state bankruptcy and insolvency laws and general equitable principles, may limit or delay the ability of a creditor to repossess and resell personal property collateral or enforce a deficiency judgment.

     Consumer Claims and Defenses. The Federal Trade Commission's Consumer Claims and Defenses Rule ("FTC Rule") provides that a seller financing the sale of consumer goods or services must include in the consumer credit contract a notice that the purchaser of the contract will take the contract subject to the claims and defenses that the consumer could assert against the seller. The FTC Rule also provides that, if a seller of consumer goods or services refers a purchaser to a lender, or is affiliated with the lender by common control, contract or business arrangement, the seller may not accept the proceeds of a purchase money loan made by the lender unless the consumer credit contract contains a notice that the holder of the contract is subject to the claims and defenses that the consumer could assert against the seller. Thus, holders of HI Contracts and certain HI Loans may be subject to claims and defenses that could be asserted against the seller of home improvements. Liability under the FTC Rule generally is limited to amounts received by the holder of the consumer credit obligation; however, the consumer may be able to assert the FTC Rule as a defense to a claim brought by the trustee against the consumer.



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          Servicemembers Civil Relief Act

     Generally, under the terms of the Servicemembers Civil Relief Act (the "Relief Act"), a borrower who enters military service after the origination of the borrower's loan (including a borrower who is a member of the National Guard or is in reserve status at the time of the origination of the loan and is later called to active duty) may not be charged interest above an annual rate of 6% during the period of the borrower's active duty status, unless a court orders otherwise upon application of the lender. It is possible that the interest rate limitation could have an effect, for an indeterminate period of time, on the ability of the master servicer to collect full amounts of interest on certain of the loans. Unless otherwise provided in the related prospectus supplement, any shortfall in interest collections resulting from the application of the Relief Act could result in losses to securityholders. The Relief Act also imposes limitations which would impair the ability of the master servicer to foreclose on an affected loan during the borrower's period of active duty status. Moreover, the Relief Act permits the extension of a loan's maturity and the re-adjustment of its payment schedule beyond the completion of military service. Thus, in the event that the loan goes into default, there may be delays and losses occasioned by the inability to realize upon the Property in a timely fashion.

          Junior Mortgages and Rights of Senior Mortgagees

     To the extent that the loans comprising the trust fund for a series are secured by mortgages which are junior to other mortgages held by other lenders or institutional investors, the rights of the trust fund (and therefore the securityholders), as mortgagee under a junior mortgage, are subordinate to those of any mortgagee under any senior mortgage. The senior mortgagee has the right to receive hazard insurance and condemnation proceeds and to cause the property securing the loan to be sold upon default of the mortgagor, thereby extinguishing the junior mortgagee's lien unless the junior mortgagee asserts its subordinate interest in the property in foreclosure litigation and, possibly, satisfies the defaulted senior mortgage. A junior mortgagee may satisfy a defaulted senior loan in full and, in some states, may cure a default and bring the senior loan current, in either event adding the amounts expended to the balance due on the junior loan. In many states, absent a provision in the mortgage or deed of trust, no notice of default is required to be given to a junior mortgagee.

               Other Loan Provisions and Lender Requirements

     The standard form of the mortgage used by most institutional lenders confers on the mortgagee the right both to receive all proceeds collected under any hazard insurance policy and all awards made in connection with condemnation proceedings, and to apply those proceeds and awards to any indebtedness secured by the mortgage, in the order as the mortgagee may determine. Thus, in the event improvements on the property are damaged or destroyed by fire or other casualty, or in the event the property is taken by condemnation, the mortgagee or beneficiary under senior mortgages will have the prior right to collect any insurance proceeds payable under a hazard insurance policy and any award of damages in connection with the condemnation and to apply the same to the indebtedness secured by the senior mortgages. Proceeds in excess of the amount of senior mortgage indebtedness, in most cases, may be applied to the indebtedness of a junior mortgage. Lenders in California may not require a borrower to provide property insurance for more than the replacement cost of the improvements, even if the loan balance exceeds this amount. In the event of a casualty, lenders may be required to make the insurance proceeds available to the borrower for repair and restoration, rather than applying the proceeds to outstanding indebtedness.

     Another provision sometimes found in the form of the mortgage or deed of trust used by institutional lenders obligates the mortgagor to pay before delinquency all taxes and assessments on the property and, when due, all encumbrances, charges and liens on the property which appear prior to the mortgage or deed of trust, to provide and maintain fire insurance on the property, to maintain and repair the property



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and not to commit or permit any waste thereof, and to appear in and defend any action or proceeding purporting to affect the property or the rights of the mortgagee under the mortgage. Upon a failure of the mortgagor to perform any of these obligations, the mortgagee is given the right under certain mortgages to perform the obligation itself, at its election, with the mortgagor agreeing to reimburse the mortgagee for any sums expended by the mortgagee on behalf of the mortgagor. All sums so expended by the mortgagee become part of the indebtedness secured by the mortgage. In some cases lenders require borrowers to make monthly deposits for estimated real estate taxes and property insurance premiums. Certain states, including California, impose limitations on both the amount of tax and insurance impounds that may be collected from a borrower, and upon the application of the impounded funds.

     Generally lenders begin charging interest from the date the loan is disbursed. In California regulations may prohibit mortgage lenders financing residential purchases from charging interest on loan amounts outstanding for periods more than one day prior to the recording of the deed to the residence, even though the loan proceeds have been disbursed into escrow.

               Priority of Additional Advances

     The form of credit line trust deed or mortgage generally used by most institutional lenders which make revolving credit line loans typically contains a "future advance" clause, which provides, in essence, that additional amounts advanced to or on behalf of the borrower by the beneficiary or lender are to be secured by the deed of trust or mortgage. The priority of the lien securing any advance made under the clause may depend in most states on whether the deed of trust or mortgage is called and recorded as a credit line deed of trust or mortgage. If the beneficiary or lender advances additional amounts, the advance is entitled to receive the same priority as amounts initially advanced under the trust deed or mortgage, notwithstanding the fact that there may be junior trust deeds or mortgages and other liens which intervene between the date of recording of the trust deed or mortgage and the date of the future advance, and notwithstanding that the beneficiary or lender had actual knowledge of the intervening junior trust deeds or mortgages and other liens at the time of the advance. In most states, the trust deed or mortgage lien securing mortgage loans of the type which includes home equity credit lines applies retroactively to the date of the original recording of the trust deed or mortgage, provided that the total amount of advances under the home equity credit lines does not exceed the maximum specified principal amount of the recorded trust deed or mortgage, except as to advances made after receipt by the lender of a written notice of lien from a judgment lien creditor of the trustor. In California priority will be lost with respect to advances made under subsequently recorded deeds of trust or mortgages, if the prior credit line lender has knowledge of the advances unless the advances under the secured credit line are determined to be "obligatory" rather than "discretionary."

               The Title I Program

     General. Certain of the loans contained in a trust fund may be loans insured under the FHA Title I Credit Insurance program created pursuant to Sections 1 and 2(a) of the National Housing Act of 1934 (the "Title I Program"). Under the Title I Program, the FHA is authorized and empowered to insure qualified lending institutions against losses on eligible loans. The Title I Program operates as a coinsurance program in which the FHA insures up to 90% of certain losses incurred on an individual insured loan, including the unpaid principal balance of the loan, but only to the extent of the insurance coverage available in the lender's FHA insurance coverage reserve account. The owner of the loan bears the uninsured loss on each loan.

     The types of loans which are eligible for insurance by the FHA under the Title I Program include property improvement loans ("Property Improvement Loans" or "Title I Loans"). A Property Improvement Loan or Title I Loan means a loan made to finance actions or items that substantially



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protect or improve the basic livability or utility of a property and includes single family improvement loans.

     There are two basic methods of lending or originating those loans which include a "direct loan" or a "dealer loan". With respect to a direct loan, the borrower makes application directly to a lender without any assistance from a dealer, which application may be filled out by the borrower or by a person acting at the direction of the borrower who does not have a financial interest in the loan transaction, and the lender may disburse the loan proceeds solely to the borrower or jointly to the borrower and other parties to the transaction. With respect to a dealer loan, the dealer, who has a direct or indirect financial interest in the loan transaction, assists the borrower in preparing the loan application or otherwise assists the borrower in obtaining the loan from lender and the lender may distribute proceeds solely to the dealer or the borrower or jointly to the borrower and the dealer or other parties. With respect to a dealer Title I Loan, a dealer may include a seller, a contractor or supplier of goods or services.

     Loans insured under the Title I Program are required to have fixed interest rates and, generally, provide for equal installment payments due weekly, biweekly, semi-monthly or monthly, except that a loan may be payable quarterly or semi-annually in order to correspond with the borrower's irregular flow of income. The first or last payments (or both) may vary in amount but may not exceed 150% of the regular installment payment, and the first scheduled payment may be due no later than two months from the date of the loan. The note must contain a provision permitting full or partial prepayment of the loan. The interest rate may be established by the lender and must be fixed for the term of the loan and recited in the note. Interest on an insured loan must accrue from the date of the loan and be calculated on a simple interest basis. The lender must assure that the note and all other documents evidencing the loan are in compliance with applicable federal, state and local laws.

     Each insured lender is required to use prudent lending standards in underwriting individual loans and to satisfy the applicable loan underwriting requirements under the Title I Program prior to its approval of the loan and disbursement of loan proceeds. Generally, the lender must exercise prudence and diligence to determine whether the borrower and any co-maker is solvent and an acceptable credit risk, with a reasonable ability to make payments on the loan obligation. The lender's credit application and review must determine whether the borrower's income will be adequate to meet the periodic payments required by the loan, as well as the borrower's other housing and recurring expenses, which determination must be made in accordance with the expense-to-income ratios published by the Secretary of HUD.

     Under the Title I Program, the FHA does not review or approve for qualification for insurance the individual loans insured thereunder at the time of approval by the lending institution (as is typically the case with other federal loan programs). If, after a loan has been made and reported for insurance under the Title I Program, the lender discovers any material misstatement of fact or that the loan proceeds have been misused by the borrower, dealer or any other party, it shall promptly report this to the FHA. In that case, provided that the validity of any lien on the property has not been impaired, the insurance of the loan under the Title I Program will not be affected unless the material misstatements of fact or misuse of loan proceeds was caused by (or was knowingly sanctioned by) the lender or its employees.

     Requirements for Title I Loans. The maximum principal amount for Title I Loans must not exceed the actual cost of the project plus any applicable fees and charges allowed under the Title I Program; provided that the maximum amount does not exceed $25,000 (or the current applicable amount) for a single family property improvement loan. Generally, the term of a Title I Loan may not be less than six months nor greater than 20 years and 32 days. A borrower may obtain multiple Title I Loans with respect to multiple properties, and a borrower may obtain more than one Title I Loan with respect to a single property, in each case as long as the total outstanding balance of all Title I Loans in the same property



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does not exceed the maximum loan amount for the type of Title I Loan thereon having the highest permissible loan amount.

     Borrower eligibility for a Title I Loan requires that the borrower have at least a one-half interest in either fee simple title to the real property, a lease thereof for a term expiring at least six months after the final maturity of the Title I Loan or a recorded land installment contract for the purchase of the real property, and that the borrower have equity in the property being improved at least equal to the amount of the Title I Loan if the loan amount exceeds $15,000. Any Title I Loan in excess of $7,500 must be secured by a recorded lien on the improved property which is evidenced by a mortgage or deed of trust executed by the borrower and all other owners in fee simple.

     The proceeds from a Title I Loan may be used only to finance property improvements which substantially protect or improve the basic livability or utility of the property as disclosed in the loan application. The Secretary of HUD has published a list of items and activities which cannot be financed with proceeds from any Title I Loan and from time to time the Secretary of HUD may amend the list of items and activities. With respect to any dealer Title I Loan, before the lender may disburse funds, the lender must have in its possession a completion certificate on a HUD approved form, signed by the borrower and the dealer. With respect to any direct Title I Loan, the borrower is required to submit to the lender, promptly upon completion of the improvements but not later than six months after disbursement of the loan proceeds with one six month extension if necessary, a completion certificate, signed by the borrower. The lender or its agent is required to conduct an on-site inspection on any Title I Loan where the principal obligation is $7,500 or more, and on any direct Title I Loan where the borrower fails to submit a completion certificate.

     FHA Insurance Coverage. Under the Title I Program the FHA establishes an insurance coverage reserve account for each lender which has been granted a Title I insurance contract. The amount of insurance coverage in this account is 10% of the amount disbursed, advanced or expended by the lender in originating or purchasing eligible loans registered with FHA for Title I insurance, with certain adjustments. The balance in the insurance coverage reserve account is the maximum amount of insurance claims the FHA is required to pay. Loans to be insured under the Title I Program will be registered for insurance by the FHA and the insurance coverage attributable to the loans will be included in the insurance coverage reserve account for the originating or purchasing lender following the receipt and acknowledgment by the FHA of a loan report on the prescribed form pursuant to the Title I regulations. The FHA charges a fee of 0.50% per annum of the net proceeds (the original balance) of any eligible loan so reported and acknowledged for insurance by the originating lender. The FHA bills the lender for the insurance premium on each insured loan annually, on approximately the anniversary date of the loan's origination. If an insured loan is prepaid during the year, FHA will not refund the insurance premium, but will abate any insurance charges falling due after the prepayment.

     Under the Title I Program the FHA will reduce the insurance coverage available in the lender's FHA insurance coverage reserve account with respect to loans insured under the lender's contract of insurance by (i) the amount of the FHA insurance claims approved for payment relating to the insured loans and (ii) the amount of insurance coverage attributable to insured loans sold by the lender. The balance of the lender's FHA insurance coverage reserve account will be further adjusted as required under Title I or by the FHA, and the insurance coverage therein may be earmarked with respect to each or any eligible loans insured thereunder, if a determination is made by the Secretary of HUD that it is in its interest to do so. Originations and acquisitions of new eligible loans will continue to increase a lender's insurance coverage reserve account balance by 10% of the amount disbursed, advanced or expended in originating or acquiring the eligible loans registered with the FHA for insurance under the Title I Program. The Secretary of HUD may transfer insurance coverage between insurance coverage reserve accounts with



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earmarking with respect to a particular insured loan or group of insured loans when a determination is made that it is in the Secretary's interest to do so.

     The lender may transfer (except as collateral in a bona fide loan transaction) insured loans and loans reported for insurance only to another qualified lender under a valid Title I contract of insurance. Unless an insured loan is transferred with recourse or with a guaranty or repurchase agreement, the FHA, upon receipt of written notification of the transfer of the loan in accordance with the Title I regulations, will transfer from the transferor's insurance coverage reserve account to the transferee's insurance coverage reserve account an amount, if available, equal to 10% of the actual purchase price or the net unpaid principal balance of the loan (whichever is less). However, under the Title I Program not more than $5,000 in insurance coverage shall be transferred to or from a lender's insurance coverage reserve account during any October 1 to September 30 period without the prior approval of the Secretary of HUD.

     Claims Procedures Under Title I. Under the Title I Program the lender may accelerate an insured loan following a default on the loan only after the lender or its agent has contacted the borrower in a face-to-face meeting or by telephone to discuss the reasons for the default and to seek its cure. If the borrower does not cure the default or agree to a modification agreement or repayment plan, the lender will notify the borrower in writing that, unless within 30 days the default is cured or the borrower enters into a modification agreement or repayment plan, the loan will be accelerated and that, if the default persists, the lender will report the default to an appropriate credit agency. The lender may rescind the acceleration of maturity after full payment is due and reinstate the loan only if the borrower brings the loan current, executes a modification agreement or agrees to an acceptable repayment plan.

     Following acceleration of maturity upon a secured Title I Loan, the lender may either (a) proceed against the property under any security instrument, or (b) make a claim under the lender's contract of insurance. If the lender chooses to proceed against the property under a security instrument (or if it accepts a voluntary conveyance or surrender of the property), the lender may file an insurance claim only with the prior approval of the Secretary of HUD.

     When a lender files an insurance claim with the FHA under the Title I Program, the FHA reviews the claim, the complete loan file and documentation of the lender's efforts to obtain recourse against any dealer who has agreed thereto, certification of compliance with applicable state and local laws in carrying out any foreclosure or repossession, and evidence that the lender has properly filed proofs of claims, where the borrower is bankrupt or deceased. Generally, a claim for reimbursement for loss on any Title I Loan must be filed with the FHA no later than nine months after the date of default of the loan. Concurrently with filing the insurance claim, the lender shall assign to the United States of America the lender's entire interest in the loan note (or a judgment in lieu of the note), in any security held and in any claim filed in any legal proceedings. If, at the time the note is assigned to the United States, the Secretary has reason to believe that the note is not valid or enforceable against the borrower, the FHA may deny the claim and reassign the note to the lender. If either defect is discovered after the FHA has paid a claim, the FHA may require the lender to repurchase the paid claim and to accept a reassignment of the loan note. If the lender subsequently obtains a valid and enforceable judgment against the borrower, the lender may resubmit a new insurance claim with an assignment of the judgment. The FHA may contest any insurance claim and make a demand for repurchase of the loan at any time up to two years from the date the claim was certified for payment and may do so thereafter in the event of fraud or misrepresentation on the part of the lender.

     Under the Title I Program the amount of an FHA insurance claim payment, when made, is equal to the Claimable Amount, up to the amount of insurance coverage in the lender's insurance coverage reserve account. For the purposes hereof, the "Claimable Amount" means an amount equal to 90% of the sum of: (a) the unpaid loan obligation (net unpaid principal and the uncollected interest earned to the date of



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default) with adjustments thereto if the lender has proceeded against property securing the loan; (b) the interest on the unpaid amount of the loan obligation from the date of default to the date of the claim's initial submission for payment plus 15 calendar days (but not to exceed 9 months from the date of default), calculated at the rate of 7% per annum; (c) the uncollected court costs; (d) the attorney's fees not to exceed $500; and (e) the expenses for recording the assignment of the security to the United
States.

          Consumer Protection Laws

     Federal, state and local laws extensively regulate various aspects of brokering, originating, servicing and collecting loans secured by consumers' dwellings. Among other things, these laws may regulate interest rates and other charges, require disclosures, impose financial privacy requirements, mandate specific business practices, and prohibit unfair and deceptive trade practices. In addition, licensing requirements may be imposed on persons that broker, originate, service or collect the loans.

     Additional requirements may be imposed under federal, state or local laws on so-called "high cost mortgage loans," which typically are defined as loans secured by a consumer's dwelling that have interest rates or origination costs in excess of prescribed levels. These laws may limit certain loan terms, such as prepayment penalties, or the ability of a creditor to refinance a loan unless it is in the borrower's interest. In addition, certain of these laws may allow claims against loan brokers or originators, including claims based on fraud or misrepresentations, to be asserted against persons acquiring the loans, such as the trust fund.

     The federal laws that may apply to loans held in the trust fund include the following:

     o the Truth in Lending Act and its regulations, which (among other things) require disclosures to borrowers regarding the terms of loans and provide consumers who pledged their principal dwelling as collateral in a non-purchase money transaction with a right of rescission that generally extends for three days after proper disclosures are given;

     o the Home Ownership and Equity Protection Act and its regulations, which (among other things) imposes additional disclosure requirements and limitations on loan terms with respect to non-purchase money, installment loans secured by the consumer's principal dwelling that have interest rates or origination costs in excess of prescribed levels;

     o the Home Equity Loan Consumer Protection Act and its regulations, which (among other things) limits changes that may be made to open-end loans secured by the consumer's dwelling, and restricts the ability to accelerate balances or suspend credit privileges on the loans;

     o the Real Estate Settlement Procedures Act and its regulations, which (among other things) prohibit the payment of referral fees for real estate settlement services (including mortgage lending and brokerage services) and regulate escrow accounts for taxes and insurance and billing inquiries made by borrowers;

     o the Equal Credit Opportunity Act and its regulations, which (among other things) generally prohibits discrimination in any aspect of a credit transaction on certain enumerated basis, such as age, race, color, sex, religion, marital status, national origin or receipt of public assistance;



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     o    the Fair Credit Reporting Act, which (among other things) regulates the use of consumer reports obtained from consumer reporting agencies and the reporting of payment histories to consumer reporting agencies; and

     o the Federal Trade Commission's Rule on Preservation of Consumer Claims and Defenses, which generally provides that the rights of an assignee of a conditional sales contract (or of certain lenders making purchase money loans) to enforce a consumer credit obligation are subject to the claims and defenses that the consumer could assert against the seller of goods or services financed in the credit transaction.

     The penalties for violating these federal, state, or local laws vary depending on the applicable law and the particular facts of the situation. However, private plaintiffs typically may assert claims for actual damages and, in some cases, also may recover civil money penalties or exercise a right to rescind the loan. Violations of certain laws may limit the ability to collect all or part of the principal or interest on a loan and, in some cases, borrowers even may be entitled to a refund of amounts previously paid. Federal, state and local administrative or law enforcement agencies also may be entitled to bring legal actions, including actions for civil money penalties or restitution, for violations of certain of these laws.

     Depending on the particular alleged misconduct, it is possible that claims may be asserted against various participants in secondary market transactions, including assignees that hold the loans, such as the trust fund. Losses on loans from the application of these federal, state and local laws that are not otherwise covered by a credit enhancement will be borne by the holders of one or more classes of securities.

                   Material Federal Income Tax Consequences

     General

     The following is a discussion of the anticipated material federal income tax consequences of the purchase, ownership, and disposition of the securities and is based on advice of special counsel to the depositor ("Tax Counsel") named in the prospectus supplement. The discussion is based upon the provisions and interpretations of the Code, the regulations promulgated thereunder, including, where applicable, proposed regulations, and the judicial and administrative rulings and decisions now in effect, all of which are subject to change, which change could apply retroactively.

     The discussion does not purport to deal with all aspects of federal income taxation that may affect particular investors in light of their individual circumstances, nor with certain types of investors subject to special treatment under the federal income tax laws. This discussion focuses primarily upon investors who will hold securities as "capital assets" (generally, property held for investment) within the meaning of Section 1221 of the Code, but much of the discussion is applicable to other investors as well. Prospective Investors are encouraged to consult their own tax advisers concerning the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of the securities.

     The federal income tax consequences to Holders will vary depending on whether

     o    the securities of a series are classified as indebtedness;

     o an election is made to treat the trust fund relating to a particular series of securities as a real estate mortgage investment conduit ("REMIC") under the Internal Revenue Code of 1986, as amended (the "Code");



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     o    the securities represent an ownership interest in some or all of the assets included in the trust fund for a series; or

     o an election is made to treat the trust fund relating to a particular series of certificates as a partnership.

     The prospectus supplement for each series of securities will specify how the securities will be treated for federal income tax purposes and will discuss whether a REMIC election, if any, will be made with respect to the series. The depositor will file with the SEC a Form 8-K on behalf of the related trust fund containing an opinion of Tax Counsel with respect to the validity of the information set forth under "Material Federal Income Tax Consequences" herein and in the related prospectus supplement.

          Taxation of Debt Securities

     Interest and Acquisition Discount. he income on securities representing regular interests in a REMIC ("Regular Interest Securities") are generally taxable to holders in the same manner as the income on evidences of indebtedness. Stated interest on the Regular Interest Securities will be taxable as ordinary income and taken into account using the accrual method of accounting, regardless of the Holder's normal accounting method. Interest (other than original issue discount) on securities (other than Regular Interest Securities) that are characterized as indebtedness for federal income tax purposes will be includible in income by holders thereof in accordance with their usual methods of accounting. Securities characterized as debt for federal income tax purposes and Regular Interest Securities will be referred to hereinafter collectively as "Debt securities"

     Debt securities that are Compound Interest securities will, and certain of the other Debt securities may, be issued with "original issue discount" ("OID"). The following discussion is based in part on the rules governing OID which are set forth in Sections 1271 through 1275 of the Code and the Treasury regulations issued thereunder (the "OID Regulations"). A Holder should be aware, however, that the OID Regulations do not adequately address certain issues relevant to prepayable securities, such as the Debt securities.

     In general, OID, if any, will equal the difference between the stated redemption price at maturity of a Debt security and its issue price. A holder of a Debt security must include OID in gross income as ordinary interest income as it accrues under a method taking into account an economic accrual of the discount. In general, OID must be included in income in advance of the receipt of the cash representing that income. The amount of OID on a Debt security will be considered to be zero, however if the interest is less than a de minimis amount as determined under the Code.

     The issue price of a Debt security is the first price at which a substantial amount of Debt securities of that class are sold to the public (excluding bond houses, brokers, underwriters or wholesalers). If less than a substantial amount of a particular class of Debt securities is sold for cash on or prior to the related closing date, the issue price for the class will be treated as the fair market value of that class on such closing date. The issue price of a Debt security also includes the amount paid by an initial Debt security holder for accrued interest that relates to a period prior to the issue date of the Debt security. The stated redemption price at maturity of a Debt security includes the original principal amount of the Debt security, but generally will not include distributions of interest if the distributions constitute "qualified stated interest."

     Under the OID Regulations, qualified stated interest generally means interest payable at a single fixed rate or qualified variable rate (as described below) provided that the interest payments are unconditionally payable at intervals of one year or less during the entire term of the Debt security. The OID Regulations



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state that interest payments are unconditionally payable only if a late payment or nonpayment is expected to be penalized or reasonable remedies exist to compel payment. Certain Debt securities may provide for default remedies in the event of late payment or nonpayment of interest. The interest on those Debt securities will be unconditionally payable and constitute qualified stated interest, not OID. However, absent clarification of the OID Regulations, where Debt securities do not provide for default remedies, the interest payments will be included in the Debt security's stated redemption price at maturity and taxed as OID. Interest is payable at a single fixed rate only if the rate appropriately takes into account the length of the interval between payments. Distributions of interest on Debt securities with respect to which deferred interest will accrue, will not constitute qualified stated interest payments, in which case the stated redemption price at maturity of those Debt securities includes all distributions of interest as well as principal thereon. If the interval between the issue date and the first distribution date on a Debt security is longer than the interval between subsequent distribution dates, but the amount of the distribution is not adjusted to reflect the longer interval, then for purposes of determining whether the Debt security has de minimis OID, the stated redemption price of the Debt security is treated as the issue price (determined as described above) plus the greater of (i) the amount of the distribution foregone or (ii) the excess (if any) of the Debt security's stated principal over its issue price. If the interval between the issue date and the first distribution date on a Debt security is shorter than the interval between subsequent distribution dates, but the amount of the distribution is not adjusted to reflect the shorter interval, then for the purposes of determining the OID, if any, on the Debt security, the excess amount of the distribution would be added to the Debt security's stated redemption price.

     Under the de minimis rule, OID on a Debt security will be considered to be zero if the OID is less than 0.25% of the stated redemption price at maturity of the Debt security multiplied by the weighted average maturity of the Debt security. The weighted average maturity of a Debt security is the sum of the weighted maturity of each payment of the Debt security's stated redemption price. The weighted maturity of each stated redemption price payment is (i) the number of complete years from the issue date until the payment is made, multiplied by (ii) a fraction, the numerator of which is the amount of the payment and the denominator of which is the Debt security's total stated redemption price.

     Although currently unclear, it appears that the projected payments of stated redemption price should be based on a schedule that is determined in accordance with the Prepayment Assumption. The Prepayment Assumption with respect to a series of Regular Certificates will be set forth in the related prospectus supplement. Holders generally must report de minimis OID pro rata as principal payments are received, and that income will be capital gain if the Debt security is held as a capital asset. However, holders may elect to accrue all de minimis OID as well as market discount under a constant interest method.

     Debt securities may provide for interest based on a qualified variable rate. Under the OID Regulations, interest is treated as payable at a qualified variable rate and not as contingent interest if, generally,

     o    the interest is unconditionally payable at least annually,

     o the issue price of the debt instrument does not exceed the total noncontingent principal payments and

     o interest is based on a "qualified floating rate," an "objective rate," or a combination of "qualified floating rates" that do not operate in a manner that significantly accelerates or defers interest payments on the Debt security.



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     In the case of Compound Interest securities, certain Interest Weighted
Securities (as defined herein), and certain of the other Debt securities, none of the payments under the instrument will be considered qualified stated interest, and thus the aggregate amount of all payments will be included in the stated redemption price.

     The Internal Revenue Service (the "IRS") issued final regulations in June 1996 (the "Contingent Interest") governing the calculation of OID on instruments having contingent interest payments. The Contingent Regulations specifically do not apply for purposes of calculating OID on debt instruments subject to Code Section 1272(a)(6), such as the Debt securities. Additionally, the OID Regulations do not contain provisions specifically interpreting Code
Section 1272(a)(6). Until the Treasury issues guidance to the contrary, the trustee intends to base its computation on Code Section 1272(a)(6) and the OID Regulations as described in this prospectus. However, because no regulatory guidance currently exists under Code Section 1272(a)(6), we can give no assurance that the methodology represents the correct manner of calculating OID.

     The holder of a Debt security issued with OID must include in gross income, for all days during its taxable year on which it holds the Debt security, the sum of the "daily portions" of the original issue discount. The amount of OID includible in income by a holder will be computed by allocating to each day during a taxable year a pro rata portion of the original issue discount that accrued during the relevant accrual period. In the case of a Debt security that is not a Regular Interest Security and the principal payments on which are not subject to acceleration resulting from prepayments on the loans, the amount of OID includible in income of a Holder for an accrual period (generally the period over which interest accrues on the debt instrument) will equal the product of the yield to maturity of the Debt security and the adjusted issue price of the Debt security, reduced by any payments of qualified stated interest. The adjusted issue price of a Debt security is the sum of its issue price plus prior accruals of OID, reduced by the total payments other than qualified stated interest payments made with respect to the Debt security in all prior periods.

     The amount of OID to be included in income by a holder of a debt instrument, such as certain Classes of the Debt securities, that is subject to acceleration due to prepayments on other debt obligations securing the instruments ("Pay-Through Security") is computed by taking into account the anticipated rate of prepayments assumed in pricing the debt instrument (the "Prepayment Assumption"). The amount of OID that will accrue during an accrual period on a Pay-Through Security is the excess (if any) of (i) the sum of (a) the present value of all payments remaining to be made on the Pay-Through Security as of the close of the accrual period and (b) the payments during the accrual period of amounts included in the stated redemption price of the Pay-Through Security, over (ii) the adjusted issue price of the Pay-Through Security at the beginning of the accrual period. The present value of the remaining payments is to be determined on the basis of three factors: (i) the original yield to maturity of the Pay- Through Security (determined on the basis of compounding at the end of each accrual period and properly adjusted for the length of the accrual period), (ii) events which have occurred before the end of the accrual period and (iii) the assumption that the remaining payments will be made in accordance with the original Prepayment Assumption. The effect of this method is to increase the portions of OID required to be included in income by a Holder to take into account prepayments with respect to the loans at a rate that exceeds the Prepayment Assumption, and to decrease (but not below zero for any period) the portions of original issue discount required to be included in income by a Holder of a Pay-Through Security to take into account prepayments with respect to the loans at a rate that is slower than the Prepayment Assumption. Although original issue discount will be reported to Holders of Pay-Through Securities based on the Prepayment Assumption, no representation is made to Holders that loans will be prepaid at that rate or at any other rate.



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     The depositor may adjust the accrual of OID on a Class of Regular
Interest Securities (or other regular interests in a REMIC) in a manner that it believes to be appropriate, to take account of realized losses on the loans, although the OID Regulations do not provide for those adjustments. If the IRS were to require that OID be accrued without the adjustments, the rate of accrual of OID for a Class of Regular Interest Securities could increase.

     Certain classes of Regular Interest Securities may represent more than one class of REMIC regular interests. Unless otherwise provided in the related prospectus supplement, the trustee intends, based on the OID Regulations, to calculate OID on those securities as if, solely for the purposes of computing OID, the separate regular interests were a single debt instrument.

     A subsequent holder of a Debt security will also be required to include OID in gross income, but such a holder who purchases the Debt security for an amount that exceeds its adjusted issue price will be entitled (as will an initial holder who pays more than a Debt security's issue price) to offset the OID by comparable economic accruals of portions of the excess.

     Effects of Defaults and Delinquencies. Holders will be required to report income with respect to the related securities under an accrual method without giving effect to delays and reductions in distributions attributable to a default or delinquency on the loans, except possibly to the extent that it can be established that the amounts are uncollectible. As a result, the amount of income (including OID) reported by a holder of such a security in any period could significantly exceed the amount of cash distributed to the holder in that period. The holder will eventually be allowed a loss (or will be allowed to report a lesser amount of income) to the extent that the aggregate amount of distributions on the securities is reduced as a result of a loan default. However, the timing and character of the losses or reductions in income are uncertain and, accordingly, holders of securities are encouraged to consult their tax advisors on this point.

     Interest Weighted Securities. It is not clear how income should be accrued with respect to Regular Interest Securities or Stripped Securities (as defined under "- Tax Status as a Grantor Trust; General" herein) the payments on which consist solely or primarily of a specified portion of the interest payments on qualified mortgages held by the REMIC or on loans underlying the Pass-Through Securities ("Interest Weighted Securities"). The Issuer intends to take the position that all of the income derived from an Interest Weighted Security should be treated as OID and that the amount and rate of accrual of the OID should be calculated by treating the Interest Weighted Security as a Compound Interest security. However, in the case of Interest Weighted Securities that are entitled to some payments of principal and that are Regular Interest Securities the IRS could assert that income derived from an Interest Weighted Security should be calculated as if the security were a security purchased at a premium equal to the excess of the price paid by the holder for the security over its stated principal amount, if any. Under this approach, a holder would be entitled to amortize the premium only if it has in effect an election under Section 171 of the Code with respect to all taxable debt instruments held by the holder, as described below. Alternatively, the IRS could assert that an Interest Weighted Security should be taxable under the rules governing bonds issued with contingent payments. That treatment may be more likely in the case of Interest Weighted Securities that are Stripped Securities as described below. See "- Tax Status as a Grantor Trust - Discount or Premium on Pass-Through Securities."

     Variable Rate Debt Securities. In the case of Debt securities bearing interest at a rate that varies directly, or according to a fixed formula, with an objective index, it appears that (i) the yield to maturity of the Debt securities and (ii) in the case of Pay-Through Securities, the present value of all payments remaining to be made on the Debt securities, should be calculated as if the interest index remained at its value as of the issue date of the securities. Because the proper method of adjusting accruals of OID on a


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variable rate Debt security is uncertain, holders of variable rate Debt securities are encouraged to consult their tax advisers regarding the appropriate treatment of the securities for federal income tax purposes.

     Market Discount. A purchaser of a security may be subject to the market discount rules of Sections 1276 through 1278 of the Code. A Holder that acquires a Debt security with more than a prescribed de minimis amount of "market discount" (generally, the excess of the principal amount of the Debt security over the purchaser's purchase price) will be required to include accrued market discount in income as ordinary income in each month, but limited to an amount not exceeding the principal payments on the Debt security received in that month and, if the securities are sold, the gain realized. That market discount would accrue in a manner to be provided in Treasury regulations but, until the regulations are issued, the market discount would in general accrue either (i) on the basis of a constant yield (in the case of a Pay-Through Security, taking into account a prepayment assumption) or (ii)
(a) in the case of securities (or in the case of a Pass-Through Security (as defined herein), as set forth below, the loans underlying the security) not originally issued with original issue discount, on the basis of the rates of the stated interest payable in the relevant period to total stated interest remaining to be paid at the beginning of the period or (b) in the case of securities (or, in the case of a Pass-Through Security, as described below, the loans underlying the security) originally issued at a discount, on the basis of the rates of the OID in the relevant period to total OID remaining to be paid.

     Section 1277 of the Code provides that, regardless of the origination date of the Debt security (or, in the case of a Pass-Through Security, the underlying loans), the excess of interest paid or accrued to purchase or carry a security (or, in the case of a Pass-Through Security, as described below, the underlying loans) with market discount over interest received on the security is allowed as a current deduction only to the extent the excess is greater than the market discount that accrued during the taxable year in which the interest expense was incurred. In general, the deferred portion of any interest expense will be deductible when the market discount is included in income, including upon the sale, disposition, or repayment of the security (or in the case of a Pass-Through Security, an underlying loan). A holder may elect to include market discount in income currently as it accrues, on all market discount obligations acquired by the holder during the taxable year the election is made and thereafter, in which case the interest deferral rule will not apply.

     Premium. A holder who purchases a Debt security (other than an Interest Weighted Security to the extent described above) at a cost greater than its stated redemption price at maturity, generally will be considered to have purchased the security at a premium, which it may elect to amortize as an offset to interest income on the security (and not as a separate deduction item) on a constant yield method. Although no regulations addressing the computation of premium accrual on securities similar to the securities have been issued, the legislative history of the 1986 Act indicates that premium is to be accrued in the same manner as market discount. Accordingly, it appears that the accrual of premium on a Class of Pay-Through Securities will be calculated using the prepayment assumption used in pricing the Class. If a holder makes an election to amortize premium on a Debt security, the election will apply to all taxable debt instruments (including all REMIC regular interests and all pass-through certificates representing ownership interests in a trust holding debt obligations) held by the holder at the beginning of the taxable year in which the election is made, and to all taxable debt instruments acquired thereafter by the holder, and will be irrevocable without the consent of the IRS. Purchasers who pay a premium for the securities are encouraged to consult their tax advisers regarding the election to amortize premium and the method to be employed.

     The Treasury has issued regulations (the "Final Bond Premium
Regulations") dealing with amortizable bond premium. These regulations specifically do not apply to prepayable debt instruments subject to Code
Section 1272(a)(6) such as the securities. Absent further guidance from the IRS, the trustee intends to account for amortizable bond premium in the manner described above. Prospective



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purchasers of the securities are encouraged to consult their tax advisors regarding the possible application of the Final Bond Premium Regulations.

     Election to Treat All Interest as Original Issue Discount. The OID Regulations permit a holder of a Debt security to elect to accrue all interest, discount (including de minimis market or original issue discount) and premium in income as interest, based on a constant yield method for Debt securities acquired on or after April 4, 1994. If such an election were to be made with respect to a Debt security with market discount, the holder of the Debt security would be deemed to have made an election to include in income currently market discount with respect to all other debt instruments having market discount that the holder of the Debt security acquires during the year of the election or thereafter. Similarly, a holder of a Debt security that makes this election for a Debt security that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that the holder owns or acquires. The election to accrue interest, discount and premium on a constant yield method with respect to a Debt security is irrevocable.

          Taxation of the REMIC and Its Holders

     General. In the opinion of Tax Counsel, if one or more REMIC elections are made with respect to a series of securities, then the arrangement by which the securities of that series are issued will be treated as one or more REMICs as long as all of the provisions of the applicable Agreement are complied with and the statutory and regulatory requirements are satisfied. Securities will be designated as "Regular Interests" or "Residual Interests" in a REMIC, as specified in the related prospectus supplement.

     Except to the extent specified otherwise in a prospectus supplement, if one or more REMIC elections are made with respect to a series of securities,
(i) securities held by a domestic building and loan association will constitute "a regular or a residual interest in a REMIC" within the meaning of Code Section 7701(a)(19)(C)(xi) (assuming that at least 95% of the REMIC's assets consist of cash, government securities, "loans secured by an interest in real property," and other types of assets described in Code Section 7701(a)(19)(C)); and (ii) securities held by a real estate investment trust will constitute "real estate assets" within the meaning of Code Section 856(c)(5)(B), and income with respect to the securities will be considered "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Code Section 856(c)(3)(B) (assuming, for both purposes, that at least 95% of the REMIC's assets are qualifying assets). If less than 95% of the REMIC's assets consist of assets described in
(i) or (ii) above, then a security will qualify for the tax treatment described in (i), (ii) or (iii) in the proportion that those REMIC assets (and income in the case of (ii)) are qualifying assets (and income).

          REMIC Expenses; Single Class REMICs

     As a general rule, all of the expenses of a REMIC will be taken into account by holders of the Residual Interests. In the case of a "single class REMIC," however, the expenses will be allocated, under Treasury regulations, among the holders of the Regular Interest Securities and the holders of the Residual Interests (as defined herein) on a daily basis in proportion to the relative amounts of income accruing to each Holder on that day. In the case of a holder of a Regular Interest Security who is an individual or a "pass-through interest holder" (including certain pass-through entities but not including real estate investment trusts), the expenses will be deductible only to the extent that the expenses, plus other "miscellaneous itemized deductions" of the Holder, exceed 2% of the Holder's adjusted gross income. In addition, the amount of itemized deductions otherwise allowable for the taxable year for an individual whose adjusted gross income exceeds the applicable amount (which amount will be adjusted for inflation) will be reduced by the lesser of



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     o    3% of the excess of adjusted gross income over the applicable amount, or

     o 80% of the amount of itemized deductions otherwise allowable for the taxable year.

     These percentages are scheduled to be reduced starting in 2006 and return to current levels in 2010. The reduction or disallowance of this deduction may have a significant impact on the yield of the Regular Interest Security to such a Holder. In general terms, a single class REMIC is one that either

     o would qualify, under existing Treasury regulations, as a grantor trust if it were not a REMIC (treating all interests as ownership interests, even if they would be classified as debt for federal income tax purposes) or

     o is similar to such a trust and which is structured with the principal purpose of avoiding the single class REMIC rules.

The applicable prospectus supplement may provide for the allocation of REMIC expenses, but if it does not, the expenses of the REMIC will be allocated to holders of the related Residual Interests.

          Taxation of the REMIC

     General. Although a REMIC is a separate entity for federal income tax purposes, a REMIC is not generally subject to entity-level tax. Rather, the taxable income or net loss of a REMIC is taken into account by the holders of Residual Interests. As described above, the regular interests are generally taxable as debt of the REMIC.

     Calculation of REMIC Income. The taxable income or net loss of a REMIC is determined under an accrual method of accounting and in the same manner as in the case of an individual, with certain adjustments. In general, the taxable income or net loss will be the difference between

     o the gross income produced by the REMIC's assets, including stated interest and any original issue discount or market discount on loans and other assets, and

     o deductions, including stated interest and original issue discount accrued on Regular Interest Securities, amortization of any premium with respect to loans, and servicing fees and other expenses of the REMIC.

A holder of a Residual Interest that is an individual or a "pass-through interest holder" (including certain pass-through entities, but not including real estate investment trusts) will be unable to deduct servicing fees payable on the loans or other administrative expenses of the REMIC for a given taxable year, to the extent that the expenses, when aggregated with the holder's other miscellaneous itemized deductions for that year, do not exceed two percent of the holder's adjusted gross income.

     For purposes of computing its taxable income or net loss, the REMIC should have an initial aggregate tax basis in its assets equal to the aggregate fair market value of the regular interests and the Residual Interests on the Startup Day (generally, the day that the interests are issued). That aggregate basis will be allocated among the assets of the REMIC in proportion to their respective fair market values.

     Subject to possible application of the de minimis rules, the method of accrual by the REMIC of OID income on mortgage loans will be equivalent to the method under which holders of Pay-Through Securities accrue original issue discount (that is, under the constant yield method taking into account the Prepayment Assumption). The REMIC will deduct OID on the Regular Interest Securities in the same



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manner that the holders of the Regular Interest Securities include the discount in income, but without regard to the de minimis rules. See "Taxation of Debt Securities" above. However, a REMIC that acquires loans at a market discount must include that market discount in income currently, as it accrues, on a constant yield basis.

     To the extent that the REMIC's basis allocable to loans that it holds exceeds their principal amounts, the resulting premium will be amortized over the life of the loans (taking into account the Prepayment Assumption) on a constant yield method. Although the law is somewhat unclear regarding recovery of premium attributable to loans originated on or before that date, it is possible that the premium may be recovered in proportion to payments of loan principal.

     Prohibited Transactions and Contributions Tax. The REMIC will be subject to a 100% tax on any net income derived from a "prohibited transaction." For this purpose, net income will be calculated without taking into account any losses from prohibited transactions or any deductions attributable to any prohibited transaction that resulted in a loss. In general, prohibited transactions include:

     o subject to limited exceptions, the sale or other disposition of any qualified mortgage transferred to the REMIC;

     o subject to a limited exception, the sale or other disposition of a cash flow investment;

     o the receipt of any income from assets not permitted to be held by the REMIC pursuant to the Code; or

     o the receipt of any fees or other compensation for services rendered by the REMIC.

It is anticipated that a REMIC will not engage in any prohibited transactions in which it would recognize a material amount of net income. In addition, subject to a number of exceptions, a tax is imposed at the rate of 100% on amounts contributed to a REMIC after the close of the three-month period beginning on the Startup Day. The holders of Residual Interests will generally be responsible for the payment of any such taxes imposed on the REMIC. To the extent not paid by the holders or otherwise, however, the taxes will be paid out of the trust fund and will be allocated pro rata to all outstanding classes of securities of the REMIC.

          Taxation of Holders of Residual Interests

     The holder of a security representing a residual interest (a " Residual Interest") will take into account the "daily portion" of the taxable income or net loss of the REMIC for each day during the taxable year on which the holder held the Residual Interest. The daily portion is determined by allocating to each day in any calendar quarter its ratable portion of the taxable income or net loss of the REMIC for the quarter, and by allocating that amount among the holders (on that day) of the Residual Interests in proportion to their respective holdings on that day.

     The holder of a Residual Interest must report its proportionate share of the taxable income of the REMIC whether or not it receives cash distributions from the REMIC attributable to the income or loss. The reporting of taxable income without corresponding distributions could occur, for example, in certain REMIC issues in which the loans held by the REMIC were issued or acquired at a discount, since mortgage prepayments cause recognition of discount income, while the corresponding portion of the prepayment could be used in whole or in part to make principal payments on REMIC Regular Interests issued without any discount or at an insubstantial discount (if this occurs, it is likely that cash distributions will exceed taxable income in later years). Taxable income may also be greater in earlier



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years of certain REMIC issues as a result of the fact that interest expense deductions, as a percentage of outstanding principal on REMIC Regular Interest Securities, will typically increase over time as lower yielding securities are paid, whereas interest income with respect to loans will generally remain constant over time as a percentage of loan principal.

     In any event, because the holder of a Residual Interest is taxed on the net income of the REMIC, the taxable income derived from a Residual Interest in a given taxable year will not be equal to the taxable income associated with investment in a corporate bond or stripped instrument having similar cash flow characteristics and pretax yield. Therefore, the after-tax yield on the Residual Interest may be less than that of such a bond or instrument.

     Limitation on Losses. The amount of the REMIC's net loss that a holder may take into account currently is limited to the holder's adjusted basis in the Residual Interest at the end of the calendar quarter in which the loss arises. A holder's basis in a Residual Interest will initially equal the holder's purchase price, and will subsequently be increased by the amount of the REMIC's taxable income allocated to the holder, and decreased (but not below zero) by the amount of distributions made and the amount of the REMIC's net loss allocated to the holder. Any disallowed loss may be carried forward indefinitely, but may be used only to offset income of the REMIC generated by the same REMIC. The ability of holders of Residual Interests to deduct net losses may be subject to additional limitations under the Code, as to which such holders are encouraged to consult their tax advisers.

     Distributions. Distributions on a Residual Interest (whether at their scheduled times or as a result of prepayments) will generally not result in any additional taxable income or loss to a holder of a Residual Interest. If the amount of the payment exceeds a holder's adjusted basis in the Residual Interest, however, the holder will recognize gain (treated as gain from the sale of the Residual Interest) to the extent of the excess.

     Sale or Exchange. A holder of a Residual Interest will recognize gain or loss on the sale or exchange of a Residual Interest equal to the difference, if any, between the amount realized and the holder's adjusted basis in the Residual Interest at the time of the sale or exchange. Any loss from the sale of a Residual Interest will be subject to the "wash sale" rules of Code
Section 1091 if, during the period beginning six months before and ending six months after the sale of the Residual Interest, the seller reacquires the Residual Interest, or acquires (i) a Residual Interest in any other REMIC,
(ii) a similar interest in a "taxable mortgage pool" (as defined in Code
Section 7701(i)) or (iii) an ownership interest in a FASIT (as defined in Code
Section 860L). In general, under the wash sale rules, loss from the Residual Interest will be disallowed and the Residual Interest Holder's basis in the replacement interest will be the basis in the Residual Interest that was sold, decreased or increased, as the case may be, by the difference between the selling price of the Residual Interest and the purchase price of the replacement interest.

     Excess Inclusions. The portion of the REMIC taxable income of a holder of a Residual Interest consisting of "excess inclusion" income may not be offset by other deductions or losses, including net operating losses, on the holder's federal income tax return. Further, if the holder of a Residual Interest is an organization subject to the tax on unrelated business income imposed by Code
Section 511, the holder's excess inclusion income will be treated as unrelated business taxable income of the holder. In addition, under Treasury regulations yet to be issued, if a real estate investment trust, a regulated investment company, a common trust fund, or certain cooperatives were to own a Residual Interest, a portion of dividends (or other distributions) paid by the real estate investment trust (or other entity) would be treated as excess inclusion income. If a Residual Interest is owned by a foreign person, excess inclusion income is subject to tax at a rate of 30%, which may not be reduced by treaty, is not eligible for treatment as "portfolio interest" and is subject to certain additional limitations. See "Tax Treatment of Foreign Investors."



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     Three special rules apply for determining the effect of excess inclusions on the alternative minimum taxable income of a residual holder. First, alternative minimum taxable income for the residual holder is determined without regard to the rule that taxable income cannot be less than excess inclusions. Second, a residual holder's alternative minimum taxable income for a tax year cannot be less than excess inclusions for the year. Third, the amount of any alternative minimum tax net operating loss deductions must be computed without regard to any excess inclusions.

     In the case of a Residual Interest that has no significant value, the excess inclusion portion of a REMIC's income is generally equal to all of the REMIC taxable income allocable to the residual holder. In other cases, the excess inclusion portion of a REMIC's income is generally equal to the excess, if any, of REMIC taxable income for the quarterly period allocable to a Residual Interest, over the daily accruals for the quarterly period of (i) 120% of the long term applicable federal rate on the Startup Day multiplied by
(ii) the adjusted issue price of the Residual Interest at the beginning of the quarterly period. The adjusted issue price of a Residual Interest at the beginning of each calendar quarter will equal its issue price (calculated in a manner analogous to the determination of the issue price of a Regular Interest), increased by the aggregate of the daily accruals for prior calendar quarters, and decreased (but not below zero) by the amount of loss allocated to a holder and the amount of distributions made on the Residual Interest before the beginning of the quarter. The long-term federal rate, which is announced monthly by the Treasury Department, is an interest rate that is based on the average market yield of outstanding marketable obligations of the United States government having remaining maturities in excess of nine years.

     Under the REMIC Regulations, in certain circumstances, transfers of Residual Interests may be disregarded. See "- Restrictions on Ownership and Transfer of Residual Interests" and "- Tax Treatment of Foreign Investors" below.

     Restrictions on Ownership and Transfer of Residual Interests. As a condition to qualification as a REMIC, reasonable arrangements must be made to prevent the ownership of a Residual Interest by any "Disqualified Organization." Disqualified Organizations include the United States, any State or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, a rural electric or telephone cooperative described in Section 1381(a)(2)(C) of the Code, or any entity exempt from the tax imposed by Sections 1 through 1399 of the Code, if the entity is not subject to tax on its unrelated business income. Accordingly, the applicable Pooling and Servicing Agreement will prohibit Disqualified Organizations from owning a Residual Interest. In addition, no transfer of a Residual Interest will be permitted unless the proposed transferee shall have furnished to the trustee an affidavit representing and warranting that it is neither a Disqualified Organization nor an agent or nominee acting on behalf of a Disqualified Organization.

     If a Residual Interest is transferred to a Disqualified Organization in violation of the restrictions set forth above, a substantial tax can be imposed on the transferor of the Residual Interest at the time of the transfer. In addition, if a Disqualified Organization holds an interest in a pass-through entity (including, among others, a partnership, trust, real estate investment trust, regulated investment company, or any person holding as nominee), that owns a Residual Interest, the pass-through entity will be required to pay an annual tax on the Disqualified Organization's pass-through share of the excess inclusion income of the REMIC. If an "electing large partnership" holds a Residual Interest, all interests in the electing large partnership are treated as held by disqualified organizations for purposes of the tax imposed upon a pass-through entity under section 860E(e) of the Code. An exception to this tax, otherwise available to a pass-through entity that is furnished certain affidavits by record holders of interests in the entity and that does not know the affidavits are false, is not available to an electing large partnership.



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     Noneconomic Residual Interests. The REMIC Regulations disregard, for federal income tax purposes, any transfer of a Noneconomic Residual Interest to a "U.S. Transferee" unless no significant purpose of the transfer is to enable the transferor to impede the assessment or collection of tax. For this purpose, a U.S. Transferee means a U.S. Person as defined under "Certain Federal Income Tax Consequences - Non-REMIC Certificates - Non-U.S. Persons." A U.S. Transferee also includes foreign entities and individuals (Non-U.S. Persons) but only if their income from the Residual Interest is subject to tax under Code Section 871(b) or Code Section 882 (income effectively connected with a U.S. trade or business). If the transfer of a Noneconomic Residual Interest is disregarded, the transferor continues to be treated as the owner of the Residual Interest and continues to be subject to tax on its allocable portion of the net income of the REMIC.

     A Residual Interest (including a Residual Interest with a positive value at issuance) is a "Noneconomic Residual Interest" at the time of transfer unless, (i) taking into account the Prepayment Assumption and any required or permitted clean up calls or required liquidation provided for in the REMIC's organizational documents, the present value of the expected future distributions on the Residual Interest at least equals the product of (A) the present value of the anticipated excess inclusions and (B) the highest corporate income tax rate in effect for the year in which the transfer occurs, and (ii) the transferor reasonably expects that the transferee will receive distributions from the REMIC at or after the time at which taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes. A transfer of a Noneconomic Residual Interest has a "significant purpose to impede the assessment or collection of tax" if, at the time of transfer, the transferor either knew or should have known (had "Improper Knowledge") that the transferee would be unwilling or unable to pay taxes due on its share of the taxable income of the REMIC.

     The REMIC Regulations also provide a safe harbor under which the transferor of a Noneconomic Residual Interest is presumed not to have Improper Knowledge at the time of transfer if the following conditions are met: (i) the transferor conducts a reasonable investigation of the financial condition of the transferee, finds that the transferee has historically paid its debts as they came due, and finds no significant evidence to indicate that the transferee will not continue to pay its debts as they come due; (ii) the transferee represents that it understands that as a result of holding the Noneconomic Residual Interest, it may incur tax liabilities in excess of any cash flows generated by the Noneconomic Residual Interest and intends to pay taxes associated with holding the Noneconomic Residual Interest as they become due; (iii) the transferee represents that it will not cause income from the Noneconomic Residual Interest to be attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) ("Offshore Location") of the transferee or another U.S. taxpayer; (iv) the transferee is not located in an Offshore Location; and (v) the transferee meets either the Formula Test or the Asset Test.

     A transfer of a Noneconomic Residual Interest meets the Formula Test if the present value of the anticipated tax liabilities associated with holding the Residual Interest does not exceed the sum of, (i) the present value of any consideration given to the transferee to acquire the interest; (ii) the present value of the expected future distributions on the interest; and (iii) the present value of the anticipated tax savings associated with holding the interest as the REMIC generates losses. For purposes of the Formula Test the transferee is assumed to pay tax at a rate equal to the highest corporate rate of tax specified in Code Section 11(b)(1). If, however, the transferee has been subject to the alternative minimum tax ("AMT") under Code Section 55 in the preceding two years and will compute its taxable income in the current taxable year using the AMT rate, then the transferee can assume that it pays tax at the AMT rate specified in Code Section 55(b)(1)(B). Present values are computed using a discount rate equal to the Federal short-term rate prescribed by Code Section 1274(d) for the month of the transfer and the compounding period used by the transferee.



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     The Asset Test only applies in cases where the transferee is an Eligible
Corporation. To be an Eligible Corporation, the transferee must be a taxable domestic C corporation other than a regulated investment company, a real estate investment trust, a REMIC or a cooperative. In addition, regardless of who the transferee may be, the transfer of a Residual Interest to an Offshore Location does not qualify as a transfer to an Eligible Corporation even if the Offshore Location is only a branch of an Eligible Corporation and not a separate legal entity. A transfer of a Noneconomic Residual Interest meets the Asset Test if at the time of the transfer, and at the close of each of the transferee's two fiscal years preceding the year of transfer, the transferee's gross assets for financial reporting purposes exceed $100 million and its net assets for financial reporting purposes exceed $10 million. The gross assets and net assets of a transferee do not include any obligation of any person related to the transferee (such as a shareholder, partner, affiliate or sister corporation) or any asset acquired for a principal purpose of satisfying the Asset Test. In addition, the transferee must make a written agreement that any subsequent transfer of the interest will be to another Eligible Corporation in a transaction that satisfies the Asset Test. A transfer fails to meet this requirement if the transferor knows, or has reason to know, that the transferee will not honor the restrictions on subsequent transfers. Finally, the facts and circumstances known to the transferor on or before the date of the transfer must not reasonably indicate that the taxes associated with the Residual Interest will not be paid. The consideration given to the transferee to acquire the non-economic Residual Interest in the REMIC is only one factor to be considered. However, if the amount of consideration is so low that under any set of reasonable assumptions a reasonable person would conclude that the taxes associated with holding the residual interest will not be paid, then the transferor is deemed to know that the transferee cannot or will not pay. In determining whether the amount is too low, the specific terms of the Formula Test need not be used.

     Treatment of Inducement Fees. The Treasury Department has issued final regulations, effective May 11, 2004, which address the federal income tax treatment of "inducement fees" received by transferees of Noneconomic Residual Interests. The final regulations require inducement fees to be included in income over a period reasonably related to the period in which the related Residual Interest is expected to generate taxable income or net loss allocable to the holder. The final regulations provide two safe harbor methods, which permit transferees to include inducement fees in income either (i) in the same amounts and over the same periods that the taxpayer uses for financial reporting purposes, provided that the period is not shorter than the period the REMIC is expected to generate taxable income or (ii) ratably over the remaining anticipated weighted average life of all the Regular and Residual Interests issued by the REMIC, determined based on actual distributions projected as remaining to be made on the interests under the prepayment assumption. If the holder of a Residual Interest sells or otherwise disposes of the Residual Interest, any unrecognized portion of the inducement fee must be taken into account at the time of the sale or disposition. The final regulations also provide that an inducement fee shall be treated as income from sources within the United States. In addition, IRS has issued administrative guidance addressing the procedures by which transferees of Noneconomic Residual Interests may obtain automatic consent from the IRS to change the method of accounting for REMIC inducement fee income to one of the safe harbor methods provided in these final regulations (including a change from one safe harbor method to the other safe harbor method). Prospective purchasers of the Residual Interests are encouraged to consult with their tax advisors regarding the effect of these final regulations and the related guidance regarding the procedures for obtaining automatic consent to change the method of accounting.

     Mark to Market Rules. Prospective purchasers of a Residual Interest should be aware that a Residual Interest acquired after January 3, 1995 cannot be marked-to-market.

          Administrative Matters

     A REMIC's books must be maintained on a calendar year basis and a REMIC must file an annual federal income tax return. Ordinarily, a REMIC will also be subject to the procedural and administrative



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rules of the Code applicable to partnerships, including the determination of any adjustments to, among other things, items of REMIC income, gain, loss, deduction, or credit, by the IRS in a unified administrative proceeding.

          Tax Status as a Grantor Trust

     General. In the opinion of Tax Counsel an as specified in the related prospectus supplement, if a trust fund relating to a series of securities does not elect to be a REMIC or establish partnership classification, then the trust fund will be classified a "grantor trust" under subpart E, part I of subchapter J of the Code. (The securities of such series are hereinafter referred to as "Pass-Through Securities"). In some series there will be no separation of the principal and interest payments on the loans. In those circumstances, Holder will be considered to have purchased a pro rata undivided interest in each of the loans. In other cases ("Stripped Securities"), sale of the securities will produce a separation in the ownership of all or a portion of the principal payments from all or a portion of the interest payments on the loans.

     Each Holder must report on its federal income tax return its share of the gross income derived from the loans (not reduced by the amount payable as fees to the trustee and the servicer and similar fees (collectively, the "Servicing Fee")), at the same time and in the same manner as those items would have been reported under the Holder's tax accounting method had it held its interest in the loans directly, received directly its share of the amounts received with respect to the loans, and paid directly its share of the Servicing Fees. In the case of Pass-Through Securities other than Stripped Securities, that income will consist of a pro rata share of all of the income derived from all of the loans and, in the case of Stripped Securities, that income will consist of a pro rata share of the income derived from each stripped bond or stripped coupon in which the Holder owns an interest. The holder of a security will generally be entitled to deduct the Servicing Fees under Section 162 or
Section 212 of the Code to the extent that the Servicing Fees represent "reasonable" compensation for the services rendered by the trustee and the servicer (or third parties that are compensated for the performance of services). In the case of a noncorporate holder, however, Servicing Fees (to the extent not otherwise disallowed, e.g., because they exceed reasonable compensation) will be deductible in computing the holder's regular tax liability only to the extent that the fees, when added to other miscellaneous itemized deductions, exceed 2% of adjusted gross income and may not be deductible to any extent in computing the holder's alternative minimum tax liability. In addition, the amount of itemized deductions otherwise allowable for the taxable year for an individual whose adjusted gross income exceeds the applicable amount (which amount will be adjusted for inflation) will be reduced by the lesser of (i) 3% of the excess of adjusted gross income over the applicable amount or (ii) 80% of the amount of itemized deductions otherwise allowable for the taxable year. (These percentages are scheduled to be reduced in 2006 and return to current levels in 2010).

     Discount or Premium on Pass-Through Securities. T The holder's purchase price of a Pass-Through Security is to be allocated among the underlying loans in proportion to their fair market values, determined as of the time of purchase of the securities. In the typical case, the trustee (to the extent necessary to fulfill its reporting obligations) will treat each loan as having a fair market value proportional to the share of the aggregate principal balances of all of the loans that it represents, since the securities, generally, will have a relatively uniform interest rate and other common characteristics. To the extent that the portion of the purchase price of a Pass-Through Security allocated to a loan (other than to a right to receive any accrued interest thereon and any undistributed principal payments) is less than or greater than the portion of the principal balance of the loan allocable to the security, the interest in the loan allocable to the Pass-Through Security will be deemed to have been acquired at a discount or premium, respectively.

     The treatment of any discount will depend on whether the discount represents OID or market discount. In the case of a loan with OID in excess of a prescribed de minimis amount or a Stripped



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Security, a holder of a security will be required to report as interest income in each taxable year its share of the amount of OID that accrues during that year in the manner described above. OID with respect to a loan could arise, for example, by virtue of the financing of points by the originator of the loan, or by virtue of the charging of points by the originator of the loan in an amount greater than a statutory de minimis exception. Any market discount (or premium) on a loan will be includible in income, generally in the manner described above, except that in the case of Pass-Through Securities, market discount is calculated with respect to the loans underlying the certificate, rather than with respect to the security. A Holder that acquires an interest in a loan with more than a de minimis amount of market discount (generally, the excess of the principal amount of the loan over the purchaser's allocable purchase price) will be required to include accrued market discount in income in the manner set forth above. See "- Taxation of Debt Securities; Market Discount" and "- Premium" above.

     The holder generally will be required to allocate the portion of market discount that is allocable to a loan among the principal payments on the loan and to include the discount allocable to each principal payment in ordinary income at the time the principal payment is made. That treatment would generally result in discount being included in income at a slower rate than discount would be required to be included in income using the method described in the preceding paragraph.

     Stripped Securities. A Stripped Security may represent a right to receive only a portion of the interest payments on the loans, a right to receive only principal payments on the loans, or a right to receive certain payments of both interest and principal. Certain Stripped Securities ("Ratio Strip Securities") may represent a right to receive differing percentages of both the interest and principal on each loan. Pursuant to Section 1286 of the Code, the separation of ownership of the right to receive some or all of the interest payments on an obligation from ownership of the right to receive some or all of the principal payments results in the creation of "stripped bonds" with respect to principal payments and "stripped coupons" with respect to interest payments. Section 1286 of the Code applies the OID rules to stripped bonds and stripped coupons. For purposes of computing original issue discount, a stripped bond or a stripped coupon is treated as a debt instrument issued on the date that the stripped interest is purchased with an issue price equal to its purchase price or, if more than one stripped interest is purchased, the ratable share of the purchase price allocable to the stripped interest.

     Servicing fees in excess of reasonable servicing fees ("excess servicing") will be treated under the stripped bond rules. If the excess servicing fee is less than 100 basis points (that is, 1% interest on the loan principal balance) or the securities are initially sold with a de minimis discount (assuming no prepayment assumption is required), any non-de minimis discount arising from a subsequent transfer of the securities should be treated as market discount. The IRS appears to require that reasonable servicing fees be calculated on a loan by loan basis, which could result in some loans being treated as having more than 100 basis points of interest stripped off.

     The Code. OID Regulations and judicial decisions provide no direct guidance on how the interest and original issue discount rules apply to Stripped Securities and other Pass-Through Securities. Under the method described above for Pay-Through Securities (the "Cash Flow Bond Method"), a prepayment assumption is used and periodic recalculations are made which take into account with respect to each accrual period the effect of prepayments during the period. However, the 1986 Act does not, absent Treasury regulations, appear specifically to cover instruments such as the Stripped Securities, which technically represent ownership interests in the underlying loans, rather than being debt instruments "secured by" those loans. The Taxpayer Relief Act of 1997 may allow use of the Cash Flow Bond Method with respect to Stripped Securities and other Pass-Through Securities because it provides that the method applies to any pool of debt instruments the yield on which may be affected by prepayments. Nevertheless, it is believed that the Cash Flow Bond Method is a reasonable method of reporting income for the securities, and it is expected that OID will be reported on that basis; provided that the applicable



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prospectus supplement may provide for the reporting of OID on an alternative basis. In applying the calculation to Pass-Through Securities, the trustee will treat all payments to be received by a holder with respect to the underlying loans as payments on a single installment obligation. The IRS could, however, assert that original issue discount must be calculated separately for each loan underlying a security.

     Under certain circumstances, if the loans prepay at a rate faster than the Prepayment Assumption, the use of the Cash Flow Bond Method may accelerate a Holder's recognition of income. If, however, the loans prepay at a rate slower than the Prepayment Assumption, in some circumstances the use of this method may delay a Holder's recognition of income.

     In the case of a Stripped Security that is an Interest Weighted Security, the trustee intends, absent contrary authority, to report income to security holders as OID, in the manner described above for Interest Weighted Securities.

     Possible Alternative Characterizations. The characterizations of the Stripped Securities described above are not the only possible interpretations of the applicable Code provisions. Among other possibilities, the IRS could contend that

     o in certain series, each non-Interest Weighted Security is composed of an unstripped undivided ownership interest in loans and an installment obligation consisting of stripped principal payments;

     o the non-Interest Weighted Securities are subject to the contingent payment provisions of the Contingent Regulations; or

     o each Interest Weighted Stripped Security is composed of an unstripped undivided ownership interest in loans and an installment obligation consisting of stripped interest payments.

     Given the variety of alternatives for treatment of the Stripped Securities and the different federal income tax consequences that result from each alternative, potential purchasers are urged to consult their tax advisers regarding the proper treatment of the securities for federal income tax purposes.

     Character as Qualifying Loans. In the case of Stripped Securities, there is no specific legal authority existing regarding whether the character of the securities, for federal income tax purposes, will be the same as the loans. The IRS could take the position that the loans' character is not carried over to the securities in such circumstances. Pass-Through Securities will be, and, although the matter is not free from doubt, Stripped Securities should be considered to represent "real estate assets" within the meaning of Section 856(c)(5)(B) of the Code and "loans secured by an interest in real property" within the meaning of Section 7701(a)(19)(C)(v) of the Code; and interest income attributable to the securities should be considered to represent "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Section 856(c)(3)(B) of the Code. Reserves or funds underlying the securities may cause a proportionate reduction in the above-described qualifying status categories of securities.

          Sale or Exchange

     Subject to the discussion below with respect to trust funds for which a partnership election is made, a Holder's tax basis in its security is the price such holder pays for the security, plus amounts of original issue or market discount included in income and reduced by any payments received (other than qualified stated interest payments) and any amortized premium. Gain or loss recognized on a sale, exchange, or redemption of a security, measured by the difference between the amount realized and the security's basis



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as so adjusted, will generally be capital gain or loss, assuming that the security is held as a capital asset. In the case of a security held by a bank, thrift, or similar institution described in Section 582 of the Code, however, gain or loss realized on the sale or exchange of a REMIC Regular Interest will be taxable as ordinary income or loss. In addition, gain from the disposition of a REMIC Regular Interest that might otherwise be capital gain will be treated as ordinary income to the extent of the excess, if any, of (i) the amount that would have been includible in the holder's income if the yield on such REMIC Regular Interest had equaled 110% of the applicable federal rate as of the beginning of such holder's holding period, over (ii) the amount of ordinary income actually recognized by the holder with respect to such REMIC Regular Interest.

          Miscellaneous Tax Aspects

     Backup Withholding. Subject to the discussion below with respect to trust funds for which a partnership election is made, a Holder, other than a holder of a REMIC Residual Interest, may, under certain circumstances, be subject to "backup withholding" with respect to distributions or the proceeds of a sale of securities to or through brokers that represent interest or original issue discount on the securities. This withholding generally applies if the holder of a security

     o fails to furnish the trustee with its taxpayer identification number ("TIN");

     o    furnishes the trustee an incorrect TIN;

     o fails to report properly interest, dividends or other "reportable payments" as defined in the Code; or

     o under certain circumstances, fails to provide the trustee or such holder's securities broker with a certified statement, signed under penalty of perjury, that the TIN provided is its correct number and that the holder is not subject to backup withholding.

     Backup withholding will not apply, however, with respect to certain payments made to Holders, including payments to certain exempt recipients (such as exempt organizations) and to certain Nonresidents (as defined below). Holders should consult their tax advisers as to their qualification for exemption from backup withholding and the procedure for obtaining the exemption.

     The trustee will report to the Holders and to the servicer for each calendar year the amount of any "reportable payments" during such year and the amount of tax withheld, if any, with respect to payments on the securities.

          Proposed Reporting Regulations

     In June 2002 the IRS and Treasury Department proposed new rules concerning the reporting of tax information with respect to "Widely Held Mortgage Trusts." If these rules are finalized, the trustee may be compelled, or have an opportunity, to adopt new ways of calculating and reporting tax items (such as OID, market discount, sale proceeds and premium) to the Holders of Pass-Through Securities, which changes may affect the timing of when a Holder reports such items.

          Tax Treatment of Foreign Investors

     Subject to the discussion below with respect to trust funds as to which a partnership election is made, under the Code, unless interest (including OID) paid on a security (other than a REMIC Residual Interest) is considered to be "effectively connected" with a trade or business conducted in the United States by a



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nonresident alien individual, foreign partnership or foreign corporation
("Nonresidents"), such interest will normally qualify as portfolio interest (except where the recipient is a holder, directly or by attribution, of 10% or more of the capital or profits interest in the issuer, or the recipient is a controlled foreign corporation to which the issuer is a related person) and will be exempt from federal income tax. Upon receipt of appropriate ownership statements, the issuer normally will be relieved of obligations to withhold tax from such interest payments. These provisions supersede the generally applicable provisions of United States law that would otherwise require the issuer to withhold at a 30% rate (unless such rate were reduced or eliminated by an applicable income tax treaty) on, among other things, interest and other fixed or determinable, annual or periodic income paid to Nonresidents.

     Interest and OID of Holders who are foreign persons are not subject to withholding if they are effectively connected with a United States business conducted by the Holder. They will, however, generally be subject to the regular United States income tax.

     Payments to holders of REMIC Residual Interests who are foreign persons will generally be treated as interest for purposes of the 30% (or lower treaty rate) United States withholding tax. Holders should assume that such income does not qualify for exemption from United States withholding tax as "portfolio interest." It is clear that, to the extent that a payment represents a portion of REMIC taxable income that constitutes excess inclusion income, a holder of a REMIC Residual Interest will not be entitled to an exemption from or reduction of the 30% (or lower treaty rate) withholding tax rule. If the payments are subject to United States withholding tax, they generally will be taken into account for withholding tax purposes only when paid or distributed (or when the REMIC Residual Interest is disposed of). The Treasury has statutory authority, however, to promulgate regulations which would require such amounts to be taken into account at an earlier time in order to prevent the avoidance of tax. Such regulations could, for example, require withholding prior to the distribution of cash in the case of REMIC Residual Interests that do not have significant value. Under the REMIC Regulations, if a REMIC Residual Interest has tax avoidance potential, a transfer of a REMIC Residual Interest to a Nonresident will be disregarded for all federal tax purposes. A REMIC Residual Interest has tax avoidance potential unless, at the time of the transfer the transferor reasonably expects that the REMIC will distribute to the transferee of the REMIC Residual Interest amounts that will equal at least 30% of each excess inclusion, and that such amounts will be distributed at or after the time at which the excess inclusions accrue and not later than the calendar year following the calendar year of accrual. If a Nonresident transfers a REMIC Residual Interest to a United States person, and if the transfer has the effect of allowing the transferor to avoid tax on accrued excess inclusions, then the transfer is disregarded and the transferor continues to be treated as the owner of the REMIC Residual Interest for purposes of the withholding tax provisions of the Code. See "- Excess Inclusions."

          Tax Characterization of the Trust Fund as a Partnership

     Tax Counsel will deliver its opinion that a trust fund for which a partnership election is made will not be a corporation or publicly traded partnership taxable as a corporation for federal income tax purposes. This opinion will be based on the assumption that the terms of the Trust Agreement and related documents will be complied with, and on counsel's conclusions that the nature of the income of the trust fund will exempt it from the rule that certain publicly traded partnerships are taxable as corporations or the issuance of the securities has been structured as a private placement under an IRS safe harbor, so that the trust fund will not be characterized as a publicly traded partnership taxable as a corporation.

     If the trust fund were taxable as a corporation for federal income tax purposes, the trust fund would be subject to corporate income tax on its taxable income. The trust fund's taxable income would include all its income, possibly reduced by its interest expense on the notes. Any such corporate income tax could



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materially reduce cash available to make payments on the notes and distributions on the certificates, and certificateholders could be liable for any such tax that is unpaid by the trust fund.

          Tax Consequences to Holders of the Notes

     Treatment of the Notes as Indebtedness. The trust fund will agree, and the noteholders will agree by their purchase of notes, to treat the notes as debt for federal income tax purposes. Unless otherwise specified in the related prospectus supplement, in the opinion of Tax Counsel, the notes will be classified as debt for federal income tax purposes. The discussion below assumes this characterization of the notes is correct.

     OID, Indexed Securities, etc. The discussion below assumes that all payments on the notes are denominated in U.S. dollars, and that the notes are not Indexed securities or Strip notes. Moreover, the discussion assumes that the interest formula for the notes meets the requirements for "qualified stated interest" under the OID regulations, and that any OID on the notes (that is, any excess of the principal amount of the notes over their issue price) does not exceed a de minimis amount (that is, 0.25% of their principal amount multiplied by the number of full years included in their term), all within the meaning of the OID regulations. If these conditions are not satisfied with respect to any given series of notes, additional tax considerations with respect to such notes will be disclosed in the applicable prospectus supplement.

     Interest Income on the Notes. Based on the above assumptions, except as discussed in the following paragraph, the notes will not be considered issued with OID. The stated interest thereon will be taxable to a noteholder as ordinary interest income when received or accrued in accordance with such noteholder's method of tax accounting. Under the OID regulations, a holder of a note issued with a de minimis amount of OID must include such OID in income, on a pro rata basis, as principal payments are made on the note. It is believed that any prepayment premium paid as a result of a mandatory redemption will be taxable as contingent interest when it becomes fixed and unconditionally payable. A purchaser who buys a note for more or less than its principal amount will generally be subject, respectively, to the premium amortization or market discount rules of the Code.

     A holder of a note that has a fixed maturity date of not more than one year from the issue date of such note (a "Short-Term Note") may be subject to special rules. An accrual basis holder of a Short-Term Note (and certain cash method holders, including regulated investment companies, as set forth in
Section 1281 of the Code) generally would be required to report interest income as interest accrues on a straight-line basis over the term of each interest period. Other cash basis holders of a Short-Term Note would, in general, be required to report interest income as interest is paid (or, if earlier, upon the taxable disposition of the Short-Term Note). However, a cash basis holder of a Short-Term Note reporting interest income as it is paid may be required to defer a portion of any interest expense otherwise deductible on indebtedness incurred to purchase or carry the Short-Term Note until the taxable disposition of the Short-Term Note. A cash basis taxpayer may elect under Section 1281 of the Code to accrue interest income on all nongovernment debt obligations with a term of one year or less, in which case the taxpayer would include interest on the Short-Term Note in income as it accrues, but would not be subject to the interest expense deferral rule referred to in the preceding sentence. Certain special rules apply if a Short-Term Note is purchased for more or less than its principal amount.

     Sale or Other Disposition. If a noteholder sells a note, the holder will recognize gain or loss in an amount equal to the difference between the amount realized on the sale and the holder's adjusted tax basis in the note. The adjusted tax basis of a note to a particular noteholder will equal the holder's cost for the note, increased by any market discount, acquisition discount, OID and gain previously included by such noteholder in income with respect to the note and decreased by the amount of bond premium (if any)



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

previously amortized and by the amount of principal payments previously received by such noteholder with respect to such note. Any such gain or loss will be capital gain or loss if the note was held as a capital asset, except for gain representing accrued interest and accrued market discount not previously included in income. Capital losses generally may be used only to offset capital gains.

     Foreign Holders. Interest payments made (or accrued) to a noteholder who is a nonresident alien, foreign corporation or other non-United States person (a "foreign person") generally will be considered "portfolio interest", and generally will not be subject to United States federal income tax and withholding tax, if the interest is not effectively connected with the conduct of a trade or business within the United States by the foreign person and the foreign person

     o is not actually or constructively a "10 percent shareholder" of the trust fund or the seller (including a holder of 10% of the outstanding securities) or a "controlled foreign corporation" with respect to which the trust fund or the seller is a "related person" within the meaning of the Code and

     o provides the owner trustee or other person who is otherwise required to withhold U.S. tax with respect to the notes (the "Withholding Agent") with an appropriate statement, signed under penalties of perjury, certifying that the beneficial owner who is an individual or corporation for federal income tax purposes of the note is a foreign person and providing the foreign person's name and address.

Generally, this statement is made on an IRS Form W-8BEN ("W-8BEN"), which is effective for the remainder of the year of signature plus three full calendar years unless a change in circumstances makes any information on the form incorrect. Notwithstanding the preceding sentence, a W-8BEN with a U.S. taxpayer identification number will remain effective until a change in circumstances makes any information on the form incorrect, provided that the Withholding Agent reports at least one payment annually to the beneficial owner on IRS Form 1042-S. The beneficial owner must inform the Withholding Agent within 30 days of any change and furnish a new W-8BEN. A noteholder who is not an individual or corporation (or an entity treated as a corporation for federal income tax purposes) holding the Notes on its own behalf may have substantially increased reporting requirements. In particular, in the case of notes held by a foreign partnership (or foreign trust), the partners (or beneficiaries) rather than the partnership (or trust) will be required to provide the certification discussed above, and the partnership (or trust) will be required to provide certain additional information.

     If a note is held through a securities clearing organization or certain other financial institutions, the organization or institution may provide the relevant signed statement to the withholding agent; in that case, however, the signed statement must be accompanied by a Form W-8BEN or substitute form provided by the foreign person that owns the note. If such interest is not portfolio interest, then it will be subject to United States federal income and withholding tax at a rate of 30 percent, unless reduced or eliminated pursuant to an applicable tax treaty.

     Any capital gain realized on the sale, redemption, retirement or other taxable disposition of a note by a foreign person will be exempt from United States federal income and withholding tax, provided that such gain is not effectively connected with the conduct of a trade or business in the United States by the foreign person and in the case of an individual foreign person, the foreign person is not present in the United States for 183 days or more in the taxable year.

     Backup Withholding. Each holder of a note (other than an exempt holder such as a corporation, tax-exempt organization, qualified pension and profit-sharing trust, individual retirement account or nonresident alien who provides certification as to status as a nonresident) will be required to provide,



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

under penalties of perjury, a certificate containing the holder's name, address, correct federal taxpayer identification number and a statement that the holder is not subject to backup withholding. Should a nonexempt noteholder fail to provide the required certification, the trust fund will be required to withhold on the amount otherwise payable to the holder, and remit the withheld amount to the IRS as a credit against the holder's federal income tax liability.

     Possible Alternative Treatments of the Notes. If, contrary to the opinion of Tax Counsel, the IRS successfully asserted that one or more of the notes did not represent debt for federal income tax purposes, the notes might be treated as equity interests in the trust fund. If so treated, the trust fund might be taxable as a corporation with the adverse consequences described above (and the taxable corporation would not be able to reduce its taxable income by deductions for interest expense on notes recharacterized as equity). Alternatively, and most likely in the view of special counsel to the depositor, the trust fund might be treated as a publicly traded partnership that would not be taxable as a corporation because it would meet certain qualifying income tests. Nonetheless, treatment of the notes as equity interests in such a publicly traded partnership could have adverse tax consequences to certain holders. For example, income to certain tax-exempt entities (including pension funds) would be "unrelated business taxable income", income to foreign holders generally would be subject to U.S. tax and U.S. tax return filing and withholding requirements, and individual holders might be subject to certain limitations on their ability to deduct their share of the trust fund's expenses.

          Tax Consequences to Holders of the Certificates

     Treatment of the Trust Fund as a Partnership. The trust fund and the master servicer will agree, and the certificateholders will agree by their purchase of certificates, to treat the trust fund as a partnership for purposes of federal and state income tax, franchise tax and any other tax measured in whole or in part by income, with the assets of the partnership being the assets held by the trust fund, the partners of the partnership being the certificateholders, and the notes being debt of the partnership. However, the proper characterization of the arrangement involving the trust fund, the certificates, the notes, the trust fund and the servicer is not clear because there is no authority on transactions closely comparable to that contemplated in this prospectus.

     A variety of alternative characterizations are possible. For example, because the certificates have certain features characteristic of debt, the certificates might be considered debt of the trust fund. Any such characterization would not result in materially adverse tax consequences to certificateholders as compared to the consequences from treatment of the certificates as equity in a partnership, described below. The following discussion assumes that the certificates represent equity interests in a partnership.

     Indexed Securities, etc. The following discussion assumes that all payments on the certificates are denominated in U.S. dollars, none of the certificates are Indexed securities or Strip certificates, and that a series of securities includes a single class of certificates. If these conditions are not satisfied with respect to any given series of certificates, additional tax considerations with respect to such certificates will be disclosed in the applicable prospectus supplement.

     Partnership Taxation. As a partnership, the trust fund will not be subject to federal income tax. Rather, each certificateholder will be required to separately take into account such holder's distributive share of income, gains, losses, deductions and credits of the trust fund. The trust fund's income will consist primarily of interest and finance charges earned on the loans (including appropriate adjustments for market discount, OID and bond premium) and any gain upon collection or disposition of loans. The trust fund's deductions will consist primarily of interest accruing with respect to the notes, servicing and other fees, and losses or deductions upon collection or disposition of loans.



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

     The tax items of a partnership are allocable to the partners in accordance with the Code, Treasury regulations and the partnership agreement (here, the Trust Agreement and related documents). The Trust Agreement will provide, in general, that the certificateholders will be allocated taxable income of the trust fund for each month equal to the sum of (i) the interest that accrues on the certificates in accordance with their terms for such month, including interest accruing at the Pass-Through Rate for such month and interest on amounts previously due on the certificates but not yet distributed; (ii) any trust fund income attributable to discount on the Loans that corresponds to any excess of the principal amount of the certificates over their initial issue price; (iii) prepayment premium payable to the certificateholders for such month; and (iv) any other amounts of income payable to the certificateholders for such month. Such allocation will be reduced by any amortization by the trust fund of premium on loans that corresponds to any excess of the issue price of certificates over their principal amount. All remaining taxable income of the trust fund will be allocated to the depositor. Based on the economic arrangement of the parties, this approach for allocating trust fund income should be permissible under applicable Treasury regulations, although no assurance can be given that the IRS would not require a greater amount of income to be allocated to certificateholders. Moreover, even under the foregoing method of allocation, certificateholders may be allocated income equal to the entire Pass-Through Rate plus the other items described above even though the trust fund might not have sufficient cash to make current cash distributions of such amount. Thus, cash basis holders will in effect be required to report income from the certificates on the accrual basis and certificateholders may become liable for taxes on trust fund income even if they have not received cash from the trust fund to pay such taxes. In addition, because tax allocations and tax reporting will be done on a uniform basis for all certificateholders but certificateholders may be purchasing certificates at different times and at different prices, certificateholders may be required to report on their tax returns taxable income that is greater or less than the amount reported to them by the trust fund.

     All of the taxable income allocated to a certificateholder that is a pension, profit sharing or employee benefit plan or other tax-exempt entity (including an individual retirement account) will constitute "unrelated business taxable income" generally taxable to such a holder under the Code.

     An individual taxpayer's share of expenses of the trust fund (including fees to the servicer but not interest expense) would be miscellaneous itemized deductions. Such deductions might be disallowed to the individual in whole or in part and might result in such holder being taxed on an amount of income that exceeds the amount of cash actually distributed to such holder over the life of the trust fund.

     The trust fund intends to make all tax calculations relating to income and allocations to certificateholders on an aggregate basis. If the IRS were to require that such calculations be made separately for each loan, the trust fund might be required to incur additional expense but it is believed that there would not be a material adverse effect on certificateholders.

     Discount and Premium. It is believed that the loans were not issued with OID, and, therefore, the trust fund should not have OID income. However, the purchase price paid by the trust fund for the loans may be greater or less than the remaining principal balance of the loans at the time of purchase. If so, the loan will have been acquired at a premium or discount, as the case may be. (As indicated above, the trust fund will make this calculation on an aggregate basis, but might be required to recompute it on a loan by loan basis.)

     If the trust fund acquires the loans at a market discount or premium, the trust fund will elect to include any such discount in income currently as it accrues over the life of the loans or to offset any such premium against interest income on the loans. As indicated above, a portion of such market discount income or premium deduction may be allocated to certificateholders.

     Section 708 Termination. Pursuant to Code Section 708, a sale or exchange of 50% or more of the capital and profits in a partnership would cause a deemed contribution of assets of the partnership (the "old partnership") to a new partnership (the "new partnership") in exchange for interests in the new partnership. Such interests would be deemed distributed to the partners of the old partnership in liquidation thereof, which would not constitute a sale or exchange. Accordingly, if the trust fund were characterized as a partnership, then even if a sale of certificates terminated the partnership under Code
Section 708, the holder's basis in its certificates would remain the same.

     Disposition of Certificates. Generally, capital gain or loss will be recognized on a sale of certificates in an amount equal to the difference between the amount realized and the seller's tax basis in the certificates sold. A certificateholder's tax basis in a certificate will generally equal the holder's cost increased by the holder's share of trust fund income (includible in income) and decreased by any distributions received with respect to such certificate. In addition, both the tax basis in the certificates and the amount realized on a sale of a certificate would include the holder's share of the notes and other liabilities of the trust fund. A holder acquiring certificates at different prices may be required to maintain a single aggregate adjusted tax basis in such certificates, and, upon sale or other disposition of some of the certificates, allocate a portion of such aggregate tax basis to the certificates sold (rather than maintaining a separate tax basis in each certificate for purposes of computing gain or loss on a sale of that certificate).

     Any gain on the sale of a certificate attributable to the holder's share of unrecognized accrued market discount on the loans would generally be treated as ordinary income to the holder and would give rise to special tax reporting requirements. The trust fund does not expect to have any other assets that would give rise to such special reporting requirements. Thus, to avoid those special reporting requirements, the trust fund will elect to include market discount in income as it accrues.

     If a certificateholder is required to recognize an aggregate amount of income (not including income attributable to disallowed itemized deductions described above) over the life of the certificates that exceeds the aggregate cash distributions with respect thereto, such excess will generally give rise to a capital loss upon the retirement of the certificates.

     Allocations Among Transferors and Transferees. In general, the trust fund's taxable income and losses will be determined monthly and the tax items for a particular calendar month will be apportioned among the certificateholders in proportion to the principal amount of certificates owned by them as of the close of the last day of such month. As a result, a holder purchasing certificates may be allocated tax items (which will affect its tax liability and tax basis) attributable to periods before the actual transaction.

     The use of such a monthly convention may not be permitted by existing regulations. If a monthly convention is not allowed (or only applies to transfers of less than all of the partner's interest), taxable income or losses of the trust fund might be reallocated among the certificateholders. The trust fund's method of allocation between transferors and transferees may be revised to conform to a method permitted by future regulations.

     Section 754 Election. In the event that a certificateholder sells its certificates at a profit (loss), the purchasing certificateholder will have a higher (lower) basis in the certificates than the selling certificateholder had. The tax basis of the trust fund's assets will not be adjusted to reflect that higher (or lower) basis unless the trust fund were to file an election under Section 754 of the Code. In order to avoid the administrative complexities that would be involved in keeping accurate accounting records, as well as potentially onerous information reporting requirements, the trust fund will not make such election. As a result, certificateholders might be allocated a greater or lesser amount of trust fund income than would be appropriate based on their own purchase price for certificates.



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     Administrative Matters. The owner trustee is required to keep or have kept complete and accurate books of the trust fund. Such books will be maintained for financial reporting and tax purposes on an accrual basis and the fiscal year of the trust fund will be the calendar year. The trustee will file a partnership information return (IRS Form 1065) with the IRS for each taxable year of the trust fund and will report each certificateholder's allocable share of items of trust fund income and expense to holders and the IRS on Schedule K-1. The trust fund will provide the Schedule K-1 information to nominees that fail to provide the trust fund with the information statement described below and such nominees will be required to forward such information to the beneficial owners of the certificates. Generally, holders must file tax returns that are consistent with the information return filed by the trust fund or be subject to penalties unless the holder notifies the IRS of all such inconsistencies.

     Under Section 6031 of the Code, any person that holds certificates as a nominee at any time during a calendar year is required to furnish the trust fund with a statement containing certain information on the nominee, the beneficial owners and the certificates so held. Such information includes (i) the name, address and taxpayer identification number of the nominee and (ii) as to each beneficial owner (x) the name, address and identification number of such person, (y) whether such person is a United States person, a tax-exempt entity or a foreign government, an international organization, or any wholly owned agency or instrumentality of either of the foregoing, and (z) certain information on certificates that were held, bought or sold on behalf of such person throughout the year. In addition, brokers and financial institutions that hold certificates through a nominee are required to furnish directly to the trust fund information as to themselves and their ownership of certificates. A clearing agency registered under Section 17A of the Securities Exchange Act of 1934, as amended is not required to furnish any such information statement to the trust fund. The information referred to above for any calendar year must be furnished to the trust fund on or before the following January 31. Nominees, brokers and financial institutions that fail to provide the trust fund with the information described above may be subject to penalties.

     The depositor will be designated as the tax matters partner in the related Trust Agreement and, as such, will be responsible for representing the certificateholders in any dispute with the IRS. The Code provides for administrative examination of a partnership as if the partnership were a separate and distinct taxpayer. Generally, the statute of limitations for partnership items does not expire before three years after the date on which the partnership information return is filed. Any adverse determination following an audit of the return of the trust fund by the appropriate taxing authorities could result in an adjustment of the returns of the certificateholders, and, under certain circumstances, a certificateholder may be precluded from separately litigating a proposed adjustment to the items of the trust fund. An adjustment could also result in an audit of a certificateholder's returns and adjustments of items not related to the income and losses of the trust fund.

     Tax Consequences to Foreign Certificateholders. It is not clear whether the trust fund would be considered to be engaged in a trade or business in the United States for purposes of federal withholding taxes with respect to non-U.S. Persons because there is no clear authority dealing with that issue under facts substantially similar to those described in this prospectus. Although it is not expected that the trust fund would be engaged in a trade or business in the United States for such purposes, the trust fund will withhold as if it were so engaged in order to protect the trust fund from possible adverse consequences of a failure to withhold. The trust fund expects to withhold on the portion of its taxable income, as calculated for this purpose which may exceed the distributions to certificateholders, that is allocable to foreign certificateholders pursuant to Section 1446 of the Code, as if such income were effectively connected to a U.S. trade or business. Subsequent adoption of Treasury regulations or the issuance of other administrative pronouncements may require the trust fund to change its withholding procedures. In determining a holder's withholding status, the trust fund may rely on IRS Form W-8BEN, IRS Form W-9 or the holder's certification of nonforeign status signed under penalties of perjury. A holder who is not an



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individual or corporation (or an entity treated as a corporation for federal income tax purposes) holding the Notes on its own behalf may have substantially increased reporting requirements. In particular, if the holder is a foreign partnership (or foreign trust), the partners (or beneficiaries) rather than the partnership (or trust) will be required to provide the certification discussed above, and the partnership (or trust) will be required to provide certain additional information.

     Each foreign holder might be required to file a U.S. individual or corporate income tax return (including, in the case of a corporation, the branch profits tax) on its share of the trust fund's income. Each foreign holder must obtain a taxpayer identification number from the IRS and submit that number in order to assure appropriate crediting of the taxes withheld. A foreign holder generally would be entitled to file with the IRS a claim for refund with respect to taxes withheld by the trust fund taking the position that no taxes were due because the trust fund was not engaged in a U.S. trade or business. However, interest payments made (or accrued) to a certificateholder who is a foreign person generally will be considered guaranteed payments to the extent such payments are determined without regard to the income of the trust fund. If these interest payments are properly characterized as guaranteed payments, then the interest will not be considered "portfolio interest." As a result, certificateholders will be subject to United States federal income tax and withholding tax at a rate of 30 percent, unless reduced or eliminated pursuant to an applicable treaty. In such case, a foreign holder would only be entitled to claim a refund for that portion of the taxes in excess of the taxes that should be withheld with respect to the guaranteed payments.

     Backup Withholding. Distributions made on the certificates and proceeds from the sale of the certificates will be subject to a "backup" withholding tax if, in general, the certificateholder fails to comply with certain identification procedures, unless the Holder is an exempt recipient under applicable provisions of the Code.

                           Other Tax Considerations

     In addition to the federal income tax consequences described in "Federal Income Tax Consequences," potential investors should consider the state, local and foreign tax consequences of the acquisition, ownership, and disposition of the securities. State and local tax law may differ substantially from the corresponding federal law, and this discussion does not purport to describe any aspect of the tax laws of any state or locality. Therefore, potential investors should consult their tax advisors with respect to the various state, local and foreign tax consequences of an investment in the securities.

                             ERISA Considerations

     The Employee Retirement Income Security Act of 1974, as amended ("ERISA") and Section 4975 of the Code impose requirements on employee benefit plans (and on certain other retirement plans and arrangements, including individual retirement accounts and annuities and Keogh plans as well as collective investment funds and separate accounts in which such plans, accounts or arrangements are invested) (collectively, "Plans") subject to ERISA or to
Section 4975 of the Code and on persons who bear specified relationships to Plans ("Parties in Interest") or are fiduciaries with respect to such Plans. Generally, ERISA applies to investments made by Plans. Among other things, ERISA requires that the assets of Plans be held in trust and that the trustee, or other duly authorized fiduciary, have exclusive authority and discretion to manage and control the assets of Plans. ERISA also imposes certain duties on persons who are fiduciaries of Plans. Under ERISA, any person who exercises any authority or control respecting the management or disposition of the assets of a Plan is considered to be a fiduciary of the Plan (subject to certain exceptions not here relevant). Certain employee benefit plans, such as governmental plans (as defined in ERISA Section 3(32)) and, if no election has been made under Section 410(d) of the Code, church plans (as defined in ERISA
Section 3(33)), are not subject to requirements imposed by

ERISA and Section 4975 of the Code. Accordingly, assets of such plans may be invested in securities without regard to the considerations described above and below, subject to the provisions of other applicable law. Any such plan which is qualified and exempt from taxation under Code Sections 401(a) and 501(a) is subject to the prohibited transaction rules set forth in Code
Section 503.

     On November 13, 1986, the United States Department of Labor (the "DOL") issued final regulations concerning the definition of what constitutes the assets of a Plan. (Labor Reg. Section 2510.3-101 (the "Plan Assets Regulation")). Under this regulation, the underlying assets and properties of corporations, partnerships and certain other entities in which a Plan makes an "equity" investment could be deemed for purposes of ERISA to be assets of the investing Plan in certain circumstances. Under the Plan Assets Regulation, the term "equity interest" is defined as any interest in an entity other than an instrument that is treated as indebtedness under applicable local law and has no "substantial equity features." If certificates are not treated as equity interests in the issuer for purposes of the Plan Assets Regulation, a Plan's investment in the certificates would not cause the assets of the issuer to be deemed plan assets. If the certificates are deemed to be equity interests in the issuer, the issuer could be considered to hold plan assets because of a Plan's investment in those securities. In that event, the master servicer and other persons exercising management or discretionary control over the assets of the issuer or providing services with respect to those assets could be deemed to be fiduciaries or other parties in interest with respect to investing Plans and thus subject to the prohibited transaction provisions of
Section 406 of ERISA and Section 4975 of the Code and, in the case of fiduciaries, to the fiduciary responsibility provisions of Title I of ERISA, with respect to transactions involving the issuer's assets. Trust certificates are "equity interests" for purposes of the Plan Asset Regulation.

     In addition to the imposition of general fiduciary standards of investment prudence and diversification, ERISA and Section 4975 of the Code prohibit a broad range of transactions involving assets of a Plan and persons ("Parties in Interest") having certain specified relationships to a Plan and impose additional prohibitions where Parties in Interest are fiduciaries with respect to such Plan. Because the loans may be deemed assets of each Plan that purchases equity securities, an investment in equity securities by a Plan might be a prohibited transaction under ERISA Sections 406 and 407 and subject to an excise tax under Code Section 4975 unless a statutory, regulatory or administrative exemption applies.

     Without regard to whether securities are considered to be equity interest in the issuer, certain affiliates of the issuer might be considered or might become Parties in Interest with respect to a Plan. In this case, the acquisition or holding of the securities by or on behalf of the Plan could constitute or give rise to a prohibited transaction, within the meaning of ERISA and the Code, unless they were subject to one or more exemptions. Depending on the relevant facts and circumstances, certain prohibited transaction exemptions may apply to the purchase or holding of the securities
- for example, Prohibited Transaction Class Exemption ("PTCE") 96-23, which exempts certain transactions effected on behalf of a Plan by an "in-house asset manager"; PTCE 95-60, which exempts certain transactions by insurance company general accounts; PTCE 91-38, which exempts certain transactions by bank collective investment funds; PTCE 90-1, which exempts certain transactions by insurance company pooled separate accounts; or PTCE 84-14, which exempts certain transactions effected on behalf of a Plan by a "qualified professional asset manager". There can be no assurance that any of these exemptions will apply with respect to any Plan's investment in securities, or that such an exemption, if it did apply, would apply to all prohibited transactions that may occur in connection with such investment. Furthermore, these exemptions would not apply to transactions involved in operation of the trust if, as described above, the assets of the trust were considered to include plan assets.

     The DOL has granted to certain underwriters individual administrative exemptions (the "Underwriter Exemptions") from certain of the prohibited transaction rules of ERISA and the related excise tax provisions of Section 4975 of the Code with respect to the initial purchase, the holding and the subsequent resale by Plans of securities, including certificates, underwritten or privately placed by that underwriter or its affiliate or by a syndicate managed by that underwriter or its affiliate and issued by entities that hold investment pools consisting of certain secured receivables, loans and other obligations and the servicing, operation and management of such investment pools, provided the conditions and requirements of the Underwriter Exemptions are met. The Exemption also permits the entity to hold an interest-rate swap or yield supplement agreement if it meets requirements set forth in the Exemption.

     While each Underwriter Exemption is an individual exemption separately granted to a specific underwriter, the terms and conditions which generally apply to the Underwriter Exemptions are substantially identical, and include the following:

          (1) the acquisition of the securities by a Plan is on terms (including the price for the securities) that are at least as favorable to the Plan as they would be in an arm's-length transaction with an unrelated party;

          (2) the securities acquired by the Plan have received a rating at the time of such acquisition that is one of the four highest generic rating categories from Standard & Poor's Ratings Group, a Division of The McGraw-Hill Companies ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or Fitch Ratings, Inc. ("Fitch") (each, a "Rating Agency");

          (3) the trustee is not an affiliate of any other member of the Restricted Group, as defined below (other than an underwriter);

          (4) the sum of all payments made to and retained by the underwriters in connection with the distribution of the securities represents not more than reasonable compensation for underwriting the securities; the sum of all payments made to and retained by the seller pursuant to the assignment of the loans to the issuer represents not more than the fair market value of such loans; the sum of all payments made to and retained by the servicer and any sub-servicer represents not more than reasonable compensation for such person's services under the agreement pursuant to which the loans are pooled and reimbursements of such person's reasonable expenses in connection therewith; and

          (5) the Plan investing in the certificates is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933 as amended.

     The issuer must also meet the following requirements:

          (i) the corpus of the issuer must consist solely of assets of the type that have been included in other investment pools;

          (ii) securities in such other investment pools must have been rated in one of the four highest rating categories of S&P, Moody's, or Fitch for at least one year prior to the Plan's acquisition of securities; and

          (iii) securities evidencing interests in such other investment pools must have been purchased by investors other than Plans for at least one year prior to any Plan's acquisition of securities.

     Moreover, the Underwriter Exemptions generally provide relief from certain self-dealing/conflict of interest prohibited transactions that may occur when a Plan fiduciary causes a Plan to acquire securities of an issuer holding receivables as to which the fiduciary (or its affiliate) is an obligor, provided that, among other requirements:

     o in the case of an acquisition in connection with the initial issuance of certificates, at least fifty percent (50%) of each class of certificates in which Plans have invested, and at least fifty percent (50%) of aggregate interests in the issuer are acquired by persons independent of the Restricted Group;

     o such fiduciary (or its affiliate) is an obligor with respect to not more than five percent (5%) of the fair market value of the obligations contained in the investment pool;

     o the Plan's investment in securities of any class does not exceed twenty-five percent (25%) of all of the securities of that class outstanding at the time of the acquisition;

     o immediately after the acquisition, no more than twenty-five percent (25%) of the assets of any Plan with respect to which such person is a fiduciary is invested in securities representing an interest in one or more issuers containing assets sold or serviced by the same entity; and

     o the Plan is not sponsored by a member of the Restricted Group, as defined below.

     The Underwriter Exemptions provide only limited relief to Plans sponsored by the seller, an underwriter, the trustee, the master servicer, any provider of credit support to the trust, any counterparty to a swap contained in the trust, any obligor with respect to loans included in the investment pool constituting more than five percent (5%) of the aggregate unamortized principal balance of the assets in the trust fund, or any affiliate of such parties (the "Restricted Group").

     The Underwriter Exemptions provide exemptive relief to certain mortgage-backed and asset-backed securities transactions using pre-funding accounts. Mortgage loans or other secured receivables (the "obligations") supporting payments to securityholders, and having a value equal to no more than twenty-five percent (25%) of the total principal amount of the securities being offered by the issuer, may be transferred to the issuer within a 90-day or three-month period following the closing date, instead of being required to be either identified or transferred on or before the closing date. The relief is available when the prefunding account satisfies certain conditions.

     The rating of a security may change. If a class of securities no longer has a required rating from at least one Rating Agency, the security will no longer be eligible for relief under the Underwriter Exemption (although a Plan that had purchased the security when it had a permitted rating would not be required by the Underwriter Exemption to dispose of it). A certificate that satisfies the requirements of the Underwriter Exemptions other than the rating requirement may be eligible for purchase by an insurance company investing assets of its general account that include plan assets when the requirements of Sections I and III of Prohibited Transaction Class Exemption 95-60 are met.

     The prospectus supplement for each series of securities will indicate the classes of securities, if any, offered thereby as to which it is expected that an Underwriter Exemption will apply.

     Any Plan fiduciary which proposes to cause a Plan to purchase securities should consult with its counsel concerning the impact of ERISA and the Code, the applicability of the Underwriter Exemptions, the effect of the Plan Assets Regulation, and the potential consequences in their specific circumstances, prior to making such investment. Moreover, each Plan fiduciary should determine whether under the general fiduciary standards of investment prudence and diversification an investment in the securities is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.

     The sale of certificates to a Plan is in no respect a representation by the issuer or any underwriter of the certificates that this investment meets all relevant legal requirements with respect to investments by Plans generally or any particular Plan, or that this investment is appropriate for Plans generally or any particular Plan.

                               Legal Investment

     The prospectus supplement for each series of securities will specify which, if any, of the classes of securities offered thereby constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA"). Classes of securities that qualify as "mortgage related securities" will be legal investments for persons, trusts, corporations, partnerships, associations, business trusts, and business entities (including depository institutions, life insurance companies and pension funds) created pursuant to or existing under the laws of the United States or of any state (including the District of Columbia and Puerto Rico) whose authorized investments are subject to state regulations to the same extent as, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any such entities. Under SMMEA, if a state enacts legislation prior to October 4, 1991 specifically limiting the legal investment authority of any such entities with respect to "mortgage related securities", securities will constitute legal investments for entities subject to such legislation only to the extent provided therein. Approximately twenty-one states adopted such legislation prior to the October 4, 1991 deadline. SMMEA provides, however, that in no event will the enactment of any such legislation affect the validity of any contractual commitment to purchase, hold or invest in securities, or require the sale or other disposition of securities, so long as such contractual commitment was made or such securities were acquired prior to the enactment of such legislation.

     SMMEA also amended the legal investment authority of federally-chartered depository institutions as follows: federal savings and loan associations and federal savings banks may invest in, sell or otherwise deal in securities without limitations as to the percentage of their assets represented thereby, federal credit unions may invest in mortgage related securities, and national banks may purchase securities for their own account without regard to the limitations generally applicable to investment securities set forth in 12 U.S.C. 24 (Seventh), subject in each case to such regulations as the applicable federal authority may prescribe. In this connection, federal credit unions should review the National Credit Union Administration ("NCUA") Letter to Credit Unions No. 96, as modified by Letter to Credit Unions No. 108, which includes guidelines to assist federal credit unions in making investment decisions for mortgage related securities and the NCUA's regulation "Investment and Deposit Activities" (12 C.F.R. Part 703), which sets forth certain restrictions on investment by federal credit unions in mortgage related securities (in each case whether or not the class of securities under consideration for purchase constituted a "mortgage related security"). The NCUA issued final regulations effective December 2, 1991 that restrict and in some instances prohibit the investment by Federal Credit Unions in certain types of mortgage related securities.

     All depository institutions considering an investment in the securities (whether or not the class of securities under consideration for purchase constitutes a "mortgage related security") should review the Federal Financial Institutions Examination Council's Supervisory Policy Statement on the Securities Activities (to the extent adopted by their respective regulators) (the "Policy Statement") setting forth, in relevant part, certain securities trading and sales practices deemed unsuitable for an institution's investment portfolio, and guidelines for (and restrictions on) investing in mortgage derivative products, including "mortgage related securities", which are "high-risk mortgage securities" as defined in the Policy Statement. According to the Policy Statement, such "high-risk mortgage securities" include securities such as securities not entitled to distributions allocated to principal or interest, or Subordinated Securities. Under the Policy Statement, it is the responsibility of each depository institution to determine, prior to purchase (and at stated intervals thereafter), whether a particular mortgage derivative product is a "high-risk mortgage security", and whether the purchase (or retention) of such a product would be consistent with the Policy Statement.

     The foregoing does not take into consideration the applicability of statutes, rules, regulations, orders guidelines or agreements generally governing investments made by a particular investor, including, but not limited to "prudent investor" provisions, percentage-of-assets limits and provisions which may restrict or prohibit investment in securities which are not "interest bearing" or "income paying," or in securities which are issued in book-entry form.

     There may be other restrictions on the ability of certain investors, including depository institutions, either to purchase securities or to purchase securities representing more than a specified percentage of the investor's assets. Investors should consult their own legal advisors in determining whether and to what extent the securities constitute legal investments for such investors.

                            Method of Distribution

     Securities are being offered hereby in series from time to time (each series evidencing or relating to a separate trust fund) through any of the following methods:

     o by negotiated firm commitment or best efforts underwriting and public reoffering by underwriters;

     o by agency placements through one or more placement agents primarily with institutional investors and dealers; and

     o    by placement directly by the depositor with institutional investors.

     A prospectus supplement will be prepared for each series which will describe the method of offering being used for that series and will set forth the identity of any underwriters thereof and either the price at which such series is being offered, the nature and amount of any underwriting discounts or additional compensation to such underwriters and the proceeds of the offering to the depositor, or the method by which the price at which the underwriters will sell the securities will be determined. Each prospectus supplement for an underwritten offering will also contain information regarding the nature of the underwriters' obligations, any material relationship between the depositor and any underwriter and, where appropriate, information regarding any discounts or concessions to be allowed or reallowed to dealers or others and any arrangements to stabilize the market for the securities so offered. In firm commitment underwritten offerings, the underwriters will be obligated to purchase all of the securities of such series if any such securities are purchased. Securities may be acquired by the underwriters for their own accounts and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale.

     This prospectus, together with the related prospectus supplement, may be used by Countrywide Securities Corporation, an affiliate of CWHEQ, Inc. and Countrywide Home Loans, Inc., in connection with offers and sales related to market making transactions in the securities in which Countrywide Securities Corporation acts as principal. Countrywide Securities Corporation may also act as agent in such transactions. Sales in such transactions will be made at prices related to prevailing prices at the time of sale.

     Underwriters and agents may be entitled under agreements entered into with the depositor to indemnification by the depositor against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended, or to contribution with respect to payments which such underwriters or agents may be required to make in respect thereof.

     If a series is offered other than through underwriters, the prospectus supplement relating thereto will contain information regarding the nature of such offering and any agreements to be entered into between the depositor and purchasers of securities of such series.

                                 Legal Matters

     The validity of the securities of each series, including certain federal income tax consequences with respect thereto, will be passed upon for the depositor by Sidley Austin Brown & Wood LLP, 787 Seventh Avenue, New York, New York 10019.

                             Financial Information

     A new trust fund will be formed with respect to each series of securities and no trust fund will engage in any business activities or have any assets or obligations prior to the issuance of the related series of securities. Accordingly, no financial statements with respect to any trust fund will be included in this prospectus or in the related prospectus supplement.

                                    Rating

     It is a condition to the issuance of the securities of each series offered hereby and by the prospectus supplement that they shall have been rated in one of the four highest rating categories by the nationally recognized statistical rating agency or agencies (each, a "Rating Agency") specified in the related prospectus supplement.

     Any such rating would be based on, among other things, the adequacy of the value of the Trust Fund Assets and any credit enhancement with respect to such class and will reflect such Rating Agency's assessment solely of the likelihood that holders of a class of securities of such class will receive payments to which such securityholders are entitled under the related Agreement. Such rating will not constitute an assessment of the likelihood that principal prepayments on the related loans will be made, the degree to which the rate of such prepayments might differ from that originally anticipated or the likelihood of early optional termination of the series of securities. Such rating should not be deemed a recommendation to purchase, hold or sell securities, inasmuch as it does not address market price or suitability for a particular investor. Each security rating should be evaluated independently of any other security rating. Such rating will not address the possibility that prepayment at higher or lower rates than anticipated by an investor may cause such investor to experience a lower than anticipated yield or that an investor purchasing a security at a significant premium might fail to recoup its initial investment under certain prepayment scenarios.

     There is also no assurance that any such rating will remain in effect for any given period of time or that it may not be lowered or withdrawn entirely by the Rating Agency in the future if in its judgment circumstances in the future so warrant. In addition to being lowered or withdrawn due to any erosion in the adequacy of the value of the Trust Fund Assets or any credit enhancement with respect to a series, such rating might also be lowered or withdrawn among other reasons, because of an adverse change in the financial or other condition of a credit enhancement provider or a change in the rating of such credit enhancement provider's long term debt.

     The amount, type and nature of credit enhancement, if any, established with respect to a series of securities will be determined on the basis of criteria established by each Rating Agency rating classes of such series. Such criteria are sometimes based upon an actuarial analysis of the behavior of mortgage loans in a larger group. Such analysis is often the basis upon which each Rating Agency determines the amount of credit enhancement required with respect to each such class. There can be no assurance that the historical data supporting any such actuarial analysis will accurately reflect future experience nor any assurance that the data derived from a large pool of mortgage loans accurately predicts the delinquency, foreclosure or loss experience of any particular pool of loans. No assurance can be given that values of any Properties have remained or will remain at their levels on the respective dates of origination of the related loans. If the residential real estate markets should experience an overall decline in property values such that the outstanding principal balances of the loans in a particular trust fund and any secondary financing on the related Properties become equal to or greater than the value of the Properties, the rates of delinquencies, foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry. In addition, adverse economic conditions (which may or may not affect real property values) may affect the timely payment by mortgagors of scheduled payments of principal and interest on the loans and, accordingly, the rates of delinquencies, foreclosures and losses with respect to any trust fund. To the extent that such losses are not covered by credit enhancement, such losses will be borne, at least in part, by the holders of one or more classes of the securities of the related series.

                            Index of Defined Terms

Term                                              Page         Term                                             Page


Agreement..........................................15          Improper Knowledge.................................93
AMT................................................94          Indenture..........................................25
APR................................................19          Indirect Participants..............................39
Asset Conservation Act.............................71          Insurance Proceeds.................................54
Available Funds....................................27          Insured Expenses...................................54
BIF................................................53          Interest Weighted Securities.......................87
Book-Entry Securities..............................38          IRS................................................85
Capitalized Interest Account.......................56          L/C Bank...........................................44
Cash Flow Bond Method..............................97          L/C Percentage.....................................44
CERCLA.............................................71          Liquidation Expenses...............................54
CI ................................................40          Liquidation Proceeds...............................54
Claimable Amount...................................81          Loan Rate..........................................17
Class Security Balance.............................28          Loan-to-Value Ratio................................19
Clearstream, Luxembourg............................40          Master Servicing Fee...............................60
Code...............................................83          Moody's.......................................45, 109
COFI securities....................................36          Mortgage...........................................52
Collateral Value...............................19, 20          National Cost of Funds Index.......................36
Combined Loan-to-Value Ratio.......................19          NCUA..............................................111
Contingent Regulations.............................85          New CI.............................................40
Cooperative........................................41          NIM Insurer........................................46
cooperative loans..................................16          Noneconomic Residual Certificate...................93
cooperatives.......................................16          Nonresidents.......................................99
Cut-off Date Principal Balance.....................26          obligations.......................................110
DBC................................................40          Offshore Location..................................94
Debt Securities....................................84          OID................................................84
Definitive Security................................38          OID Regulations....................................84
Detailed Description...............................16          OTS................................................36
Disqualified Organization..........................93          Participants.......................................38
DOL...............................................107          Parties in Interest..........................107, 108
DTC................................................38          Pass-Through Securities............................95
Eleventh District..................................35          Pay-Through Security...............................86
ERISA.............................................107          Permitted Investments..............................45
Euroclear..........................................38          Plan Assets Regulation............................107
Euroclear Operator.................................40          Plans.............................................107
Euroclear Participants.............................40          Policy Statement..................................111
European Depositaries..............................38          Pool Insurance Policy..............................47
excess servicing...................................97          Pool Insurer.......................................47
FHA................................................16          Pooling and Servicing Agreement....................25
FHLBSF.............................................36          Pre-Funded Amount..................................55
Final Bond Premium Regulations.....................88          Pre-Funding Account................................55
Fitch.............................................109          Prepayment Assumption..............................86
foreign person....................................101          Primary Mortgage Insurance Policy..................18
FTC Rule...........................................76          Prime Rate.........................................37
Funding Period.....................................55          Principal Prepayments..............................29
Garn-St Germain Act................................74          Properties.........................................18
HI Contracts.......................................75          Property Improvement Loans.........................78
HI Loans...........................................75          PTCE..............................................108





Purchase Price.....................................24           Servicing Fee......................................95
Rating Agency................................109, 113           Short-Term Note...................................101
Ratio Strip Securities.............................97           Single Family Properties...........................18
RCRA...............................................72           SMMEA.............................................110
Record Date........................................26           Strip..............................................33
Refinance Loan.....................................20           Stripped Securities................................95
REMIC Regular Interests............................83           Subsequent Loans...................................55
Relief Act.........................................76           Support Class......................................33
REMIC..............................................83           Tax Counsel........................................83
REMIC Residual Interest............................91           Terms and Conditions...............................41
Restricted Group..................................110           TIN................................................99
Retained Interest..................................26           Title I Loans......................................78
revolving credit line loans........................16           Title I Program....................................78
Rules..............................................38           Title V............................................75
S&P...............................................109           Trust Agreement................................15, 25
SAIF...............................................53           Trust Fund Assets..................................15
Sale and Servicing Agreement.......................15           U.S.  Transferee...................................93
SEC........................................16, 20, 44           UCC................................................70
secured creditor exemption.........................71           Underwriter Exemptions............................108
Security Account...................................53           VA.................................................16
Security Owners....................................38           VA Guaranty........................................60
Security Register..................................26           W-8BEN............................................102
Sellers............................................15           Widely Held Mortgage Trusts........................99
Senior Securities..................................43           Withholding Agent.................................101


                                    PART II
                    INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.   Other Expenses of Issuance and Distribution.*

         The following table sets forth the estimated expenses in connection with the issuance and distribution of the securities being registered under this Registration Statement, other than underwriting discounts and commissions:

         SEC registration fee....................              $  107.00**
         Printing and engraving expenses.........              15,000.00
         Legal fees and expenses.................              75,000.00
         Trustee fees and expenses...............              17,000.00
         Accounting fees and expenses............              35,000.00
         Rating agency fees......................             260,000.00
         Shelf Usage.............................             117,000.00
         NER Cost................................             175,000.00
         Miscellaneous...........................              35,000.00
                                                    ------------------------

                  Total..........................            $729,107.00
                                                    ========================
-------------
* All amounts except the SEC Registration Fee are estimates of expenses incurred in connection with the issuance and distribution of a Series of Securities in an aggregate principal amount assumed for these purposes to be equal to $1,000,000,000 of Securities registered hereby.
** This amount relates to the $1,000,000 Asset-Backed Securities Registered hereby.

Item 15.  Indemnification of Directors and Officers.

         The Registrant's Certificate of Incorporation provides for indemnification of directors and officers of the Registrant to the full extent permitted by Delaware law.

         Section 145 of the Delaware General Corporation Law provides, in substance, that Delaware corporations shall have the power, under specified circumstances, to identify their directors, officers, employees and agents in connection with actions, suits or proceedings brought against them by a third party or in the right of the corporation, by reason of the fact that they were or are such directors, officers, employees or agents, against expenses incurred in any such action, suit or proceeding. The Delaware General Corporation Law also provides that the Registrant may purchase insurance on behalf of any such director, officer, employee or agent.

Item 16.  Exhibits.

1.1(a)     --   Form of Underwriting Agreement.
1.1(b)     --   Form of Indemnification and Contribution Agreement.
3.1        --   Certificate of Incorporation of the Registrant*.
3.2        --   By-Laws of the Registrant.*
4.1        --   Form of Pooling and Servicing Agreement (for Asset-Backed
                Certificates backed by fixed- or adjustable-rate credit
                blemished mortgage loans secured by first and second liens on one- to four-family residential properties).
4.2(a)     --   Form of Trust Agreement (for Revolving Home Equity Loan
                Asset-Backed Notes backed by fixed- or adjustable-rate credit blemished mortgage loans secured by first and second liens on one- to four-family residential properties).
4.2(b)     --   Form of Indenture (for Revolving Home Equity Loan Asset-Backed
                Notes backed by fixed- or adjustable-rate credit blemished mortgage loans secured by first and second liens on one- to four-family residential properties).
4.2(c)     --   Form of Sale and Servicing Agreement (for Revolving Home
                Equity Loan Asset-Backed Notes backed by fixed- or
                adjustable-rate credit blemished mortgage loans secured by first and second liens on one- to four-family residential
                properties).
4.3(a)     --   Form of Trust Agreement (for Revolving Home Equity Loan
                Asset-Backed Notes backed by a REMIC pool of adjustable-rate home equity revolving credit line loans secured by first or second liens on one- to four-family residential properties).
4.3(b)     --   Form of Indenture (for Revolving Home Equity Loan Asset-Backed
                Notes backed by a REMIC pool of adjustable-rate home equity revolving credit line loans secured by first or second liens on one- to four-family residential properties).
4.3(c)     --   Form of Sale and Servicing Agreement (for Revolving Home
                Equity Loan Asset-Backed Notes backed by a REMIC pool of
                adjustable-rate home equity revolving credit line loans
                secured by first or second liens on one- to four-family
                residential properties).
4.4(a)     --   Form of Trust Agreement (for Revolving Home Equity Loan
                Asset-Backed Notes backed by adjustable-rate home equity
                revolving credit line loans secured by first or second liens on one- to four-family residential properties).
4.4(b)     --   Form of Indenture (for Revolving Home Equity Loan Asset-Backed
                Notes backed by adjustable-rate home equity revolving credit line loans secured by first or second liens on one- to
                four-family residential properties).
4.4(c)     --   Form of Sale and Servicing Agreement (for Revolving Home
                Equity Loan Asset-Backed Notes backed by adjustable-rate home equity revolving credit line loans secured by first or second liens on one- to four-family residential properties).
4.5        --   Form of Administration Agreement (for Revolving Home Equity Loan
                Asset-Backed Notes backed by adjustable-rate home equity
                revolving credit line loans secured by first or second liens on one-to four-family residential properties).
5.1        --   Opinion of Sidley Austin LLP as to the legality of the
                Securities.
8.1        --   Opinion of Sidley Austin LLP as to certain tax matters
                (included in Exhibit 5.1).
10.1       --   Form of Mortgage Loan Purchase Agreement (for Revolving Home
                Equity Loan Asset-Backed Notes backed by fixed- or
                adjustable-rate credit blemished mortgage loans secured by first and second liens on one- to four-family residential
                properties).
10.2       --   Form of Mortgage Loan Purchase Agreement (for Revolving Home
                Equity Loan Asset-Backed Notes backed by a REMIC pool of
                adjustable-rate home equity revolving credit line loans
                secured by first or second liens on one- to four-family
                residential properties).
10.3       --   Form of Mortgage Loan Purchase Agreement (for Revolving Home
                Equity Loan Asset-Backed Notes backed by adjustable-rate home equity revolving credit line loans secured by first or second liens on one- to four-family residential properties).
23.1       --   Consent of Sidley Austin LLP (included in Exhibits 5.1 and 8.1).
25.1       --   Statement of Eligibility of Trustee.

* Incorporated by reference from the Registrant's Registration Statement (No. 333-126790).

Item 17.  Undertakings.

         (a) The undersigned Registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement;

                           (i) To include any prospectus required by Section
                  10(a)(3) of the Securities Act of 1933 (the "Act");

                           (ii) To reflect in the prospectus any facts or
                  events arising after the effective date of this Registration Statement (or the most recent post-effective amendment hereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective Registration Statement; and

                           (iii) To include any material information with
                  respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

         provided, however, that paragraphs (a)(1)(i), (a)(1)(ii), and
         (a)(1)(iii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") that are incorporated by reference in this Registration Statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is a part of this Registration Statement.

         Provided further, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment is provided pursuant to Item 1100(c) of Regulation AB.

                  (2) That, for the purpose of determining any liability under the Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

                  (4) That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

                              (i) Each prospectus filed by the registrant
                     pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

                              (ii) Each prospectus required to be filed
                     pursuant to Rule 424(b)(2), (b)(5), or (b)(7)
                     (ss.230.424(b)(2), (b)(5), or (b)(7) of this chapter) as
                     part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule

                     415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of 314 securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

                  (5) That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities the undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

                               (i) Any preliminary prospectus or prospectus of
                      the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

                               (ii) Any free writing prospectus relating to
                      the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

                               (iii) The portion of any other free writing
                      prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

                               (iv) Any other communication that is an offer
                      in the offering made by the undersigned registrant to the purchaser.

         (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934, that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         (d) The undersigned registrant hereby undertakes to provide to the underwriter at the closing specified in the underwriting agreements certificates in such denominations and registered in such names as required by the underwriter to permit prompt delivery to each purchaser.

         (e) The undersigned registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the Commission under section 305(b)(2) of the Trust Indenture Act.

         (f) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 of a third party that is incorporated by reference in the registration statement in accordance with Item 1100(c)(1) of Regulation AB shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (g) The undersigned registrant hereby undertakes that, except as otherwise provided by Item 1105 of Regulation AB, information provided in response to that Item pursuant to Rule 312 of Regulation S-T through the specified Internet address in the prospectus is deemed to be a part of the prospectus included in the registration statement. In addition, the undersigned registrant hereby undertakes to provide to any person without charge, upon request, a copy of the information provided in response to Item 1105 of Regulation AB pursuant to Rule 312 of Regulation S-T through the specified Internet address as of the date of the prospectus included in the registration statement if a subsequent update or change is made to the information

                                  SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Calabasas, State of California on the 13th day of March, 2006.

                                             CWHEQ, INC.



                                         By: /s/    Stanford L. Kurland
                                            -----------------------------------
                                                    Stanford L. Kurland
                                             Chairman of the Board, President
                                                       and Director
                                                 (Chief Executive Officer)

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Stanford L. Kurland, Eric P. Sieracki and David Spector, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


        Signature                                 Title                                 Date
        ---------                                 -----                                 ----

/s/  Stanford L. Kurland         Chairman of the Board, President and             March 13, 2006
------------------------------   Director (Chief Executive Officer)
     Stanford L. Kurland

/s/  Eric P. Sieracki            Executive Vice President Chief                   March 13, 2006
------------------------------   (Chief Financial Officer, Treasurer
       Eric P. Sieracki           and Director (Principal Accounting
                                  Officer)




/s/ David Spector                Vice President and Director                      March 13, 2006
------------------------------
       David Spector

                                                   EXHIBIT INDEX

1.1(a)     --   Form of Underwriting Agreement.
1.1(b)     --   Form of Indemnification and Contribution Agreement.
3.1        --   Certificate of Incorporation of the Registrant*.
3.2        --   By-Laws of the Registrant.*
4.1        --   Form of Pooling and Servicing Agreement (for Asset-Backed Certificates backed by fixed- or adjustable-rate credit blemished mortgage loans secured by first and second liens on one-
                to four-family residential properties).
4.2(a)     --   Form of Trust Agreement (for Revolving Home Equity Loan Asset-Backed Notes backed by fixed- or adjustable-rate credit blemished mortgage loans secured by first and second liens on one- to four-family residential properties).
4.2(b)     --   Form of Indenture (for Revolving Home Equity Loan Asset-Backed Notes backed by fixed- or adjustable-rate credit blemished mortgage loans secured by first and second liens on one-
                to four-family residential properties).
4.2(c)     --   Form of Sale and Servicing Agreement (for Revolving Home Equity Loan Asset-Backed Notes
                backed by fixed- or adjustable-rate credit blemished mortgage loans secured by first and second liens on one- to four-family residential properties).
4.3(a)     --   Form of Trust Agreement (for Revolving Home Equity Loan Asset-Backed Notes backed by a
                REMIC pool of adjustable-rate home equity revolving credit line loans secured by first or second liens on one- to four-family residential properties).
4.3(b)     --   Form of Indenture (for Revolving Home Equity Loan Asset-Backed Notes backed by a REMIC pool of adjustable-rate home equity revolving credit line loans secured by first or second liens on one- to four-family residential properties).
4.3(c)     --   Form of Sale and Servicing Agreement (for Revolving Home Equity Loan Asset-Backed Notes
                backed by a REMIC pool of adjustable-rate home equity revolving credit line loans secured by first or second liens on one- to four-family residential properties).
4.4(a)     --   Form of Trust Agreement (for Revolving Home Equity Loan Asset-Backed Notes backed by adjustable-rate home equity revolving credit line loans secured by first or second liens on one- to four-family residential properties).
4.4(b)     --   Form of Indenture (for Revolving Home Equity Loan Asset-Backed Notes backed by adjustable-rate home equity revolving credit line loans secured by first or second liens on one- to four-family residential properties).
4.4(c)     --   Form of Sale and Servicing Agreement (for Revolving Home Equity Loan Asset-Backed Notes
                backed by adjustable-rate home equity revolving credit line loans secured by first or second liens on one- to four-family residential properties).
4.5        --   Form of Administration Agreement (for Revolving Home Equity Loan
                Asset-Backed Notes backed by adjustable-rate home equity
                revolving credit line loans secured by first or second liens on one-to four-family residential properties).
5.1        --   Opinion of Sidley Austin LLP as to the legality of the Securities.
8.1        --   Opinion of Sidley Austin LLP as to certain tax matters (included in Exhibit 5.1).
10.1       --   Form of Mortgage Loan Purchase Agreement (for Revolving Home Equity Loan Asset-Backed
                Notes backed by fixed- or adjustable-rate credit blemished mortgage loans secured by first and second liens on one- to four-family residential properties).
10.2       --   Form of Mortgage Loan Purchase Agreement (for Revolving Home Equity Loan Asset-Backed
                Notes backed by a REMIC pool of adjustable-rate home equity revolving credit line loans secured by first or second liens on one- to four-family residential properties).
10.3       --   Form of Mortgage Loan Purchase Agreement (for Revolving Home Equity Loan Asset-Backed
                Notes backed by adjustable-rate home equity revolving credit line loans secured by first or second liens on one- to four-family residential properties).
23.1       --   Consent of Sidley Austin LLP (included in Exhibits 5.1 and 8.1).
25.1       --   Statement of Eligibility of Trustee.
*        Incorporated by reference from the Registrant's Registration Statement (No. 333-126790).


                                                       II-7